UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number             811-08090

                             Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1300 South Clinton Street

                             Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Jill R. Whitelaw, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

                                 Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Registrant’s telephone number, including area code:  (260) 455-3404

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Lincoln Variable Insurance Products Trust:

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Century VP Mid Cap Value RPM Fund

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Preservation Fund

LVIP AQR Enhanced Global Strategies Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Emerging Markets RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

LVIP BlackRock Global Allocation V.I. RPM Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Multi-Asset Income Fund

LVIP Capital Growth Fund

LVIP Clarion Global Real Estate Fund

LVIP Clearbridge Variable Appreciation RPM Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation® Aggressive Allocation Fund

LVIP Delaware Foundation® Conservative Allocation Fund

LVIP Delaware Foundation® Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional Non-US Equity RPM Fund

LVIP Dimensional US Equity RPM Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Franklin Mutual Shares VIP RPM Fund

LVIP Franklin Templeton Multi-Asset Opportunities Fund

LVIP Global Income Fund

LVIP Goldman Sachs Income Builder Fund

LVIP Invesco Diversified Equity-Income RPM Fund

LVIP Invesco V.I. Comstock RPM Fund

LVIP JPMorgan Mid Cap Value RPM Fund

LVIP JP Morgan High Yield Fund

LVIP Managed Risk American Allocation Target Risk Funds:

LVIP Managed Risk American Balanced Allocation Fund

LVIP Managed Risk American Growth Allocation Fund

LVIP Managed Risk Profile Funds:

LVIP Managed Risk Profile Conservative Fund

LVIP Managed Risk Profile Moderate Fund

LVIP Managed Risk Profile Growth Fund

LVIP Managed Risk Profile Target Maturity Funds:

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

LVIP MFS International Growth Fund

LVIP MFS International Growth RPM Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP Multi-Manager Global Equity RPM Fund

LVIP PIMCO Low Duration Bond Fund

LVIP SSgA Allocation Funds

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Funds

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid-Cap 200 Fund

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA International Index Fund

LVIP SSgA International RPM Fund

LVIP SSgA Large Cap RPM Fund

LVIP SSgA Mid-Cap Index Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Cap RPM Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth RPM Fund

LVIP UBS Large Cap Growth RPM Fund

LVIP VIP Contrafund ® RPM Portfolio

LVIP VIP Mid Cap RPM Portfolio

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

Investors in U.S. Large-cap equities were rewarded during 2014, as blue-chip domestic companies posted another strong year of returns. As measured by the S&P 500® Index, Large-cap U.S. equities advanced 13.69% during 2014. However, returns across asset classes were far more diverse than we’ve seen in recent years. While posting positive returns, investors in Small-cap U.S. companies saw gains of 4.89%, as measured by the Russell 2000® Index, trailing Large-cap companies by a wide margin. Further, returns outside the United States were mostly negative, reflecting vast differences in the macroeconomic environment across the globe. Developed market international equities, as measured by the

MSCI EAFE NR Index, declined 4.90%, while Emerging Markets, as measured by the MSCI Emerging Markets NR Index, declined 2.19% Meanwhile, interest rates continued to decline across the globe as a result of the demand for high quality assets and continued buying by global central banks. The yield on the 10-Year U.S. Treasury Note fell to 2.17% to end 2014, down from 3.04% at the end of 2013. As interest rates fell, prices of bonds advanced further and drove strongly positive rates of returns for bond investors, as the Barclays Capital U.S. Aggregate Bond Index advanced 5.97% for the year.

Other highlights from the year included:

•	The U.S. economy experienced significant job growth, adding nearly 3 million new jobs, driving the unemployment rate to 5.6% to end 2014, down from 6.7% at the end of 2013.

•

The U.S. Federal Reserve completed its quantitative easing program in October, following a period of record stimulus from the central bank. Investors have now changed their focus to when the Fed will begin to raise short-term interest rates, which is widely expected in the second half of 2015.

•	As the U.S. central bank wound down its quantitative easing program, the European Central Bank was preparing to begin its own program to stimulate stagnant growth in the EuroZone.

As we move into 2015, now is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified. Below is a brief summary of innovative funds designed to help you manage the risks in your portfolio:

LVIP Managed Risk American Allocation Funds

•	The LVIP Managed Risk American Allocation Funds provide a means for investors to remain invested in markets, while the risks in their portfolio are being managed on a daily basis.

•	Although not guaranteed, each of the Funds employs sophisticated capital protection and volatility management techniques designed to provide a greater level of stability for retirement savings.

•	The Funds go beyond traditional asset allocation methods to accommodate ever-changing market conditions, seeking to capture growth in rising markets and defend against losses in falling markets.

LVIP American Preservation Fund

As part of a diversified investment strategy, the Fund seeks to provide your clients with current income through preservation of capital in their American Legacy® annuity portfolios. This Fund offers access to:

•	A diversified portfolio of U.S. bonds and non-U.S. bonds.

•	The pairing of 6 American Funds Insurance Series® portfolios with 3 short-to-intermediate term American Funds® mutual funds.

•	15 portfolio counselors with a median of 25 years of experience.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2015.

Sincerely,

/s/ Daniel R. Hayes

Daniel R. Hayes

President

Lincoln Variable Insurance Products Trust

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

Investors in U.S. Large-cap equities were rewarded during 2014, as blue-chip domestic companies posted another strong year of returns. As measured by the S&P 500® Index, Large-cap U.S. equities advanced 13.69% during 2014. However, returns across asset classes were far more diverse than we’ve seen in recent years. While posting positive returns, investors in Small-cap U.S. companies saw gains of 4.89%, as measured by the Russell 2000® Index, trailing Large-cap companies by a wide margin. Further, returns outside the United States were mostly negative, reflecting vast differences in the macroeconomic environment across the globe. Developed market international equities, as measured by the MSCI EAFE NR Index, declined 4.90%, while Emerging Markets, as measured by the MSCI Emerging Markets NR Index, declined 2.19% Meanwhile, interest rates continued to decline across the globe as a result of the demand for high quality assets and continued buying by global central banks. The yield on the 10-Year U.S. Treasury Note fell to 2.17% to end 2014, down from 3.04% at the end of 2013. As interest rates fell, prices of bonds advanced further and drove strongly positive rates of returns for bond investors, as the Barclays Capital U.S. Aggregate Bond Index advanced 5.97% for the year.

Other highlights from the year included:

•	The U.S. economy experienced significant job growth, adding nearly 3 million new jobs, driving the unemployment rate to 5.6% to end 2014, down from 6.7% at the end of 2013.

•

The U.S. Federal Reserve completed its quantitative easing program in October, following a period of record stimulus from the central bank. Investors will now change their focus to when the Fed will begin to raise short-term interest rates, which is widely expected in the second half of 2015.

•	As the U.S. central bank wound down its quantitative easing program, the European Central Bank was preparing to begin its own program to stimulate stagnant growth in the EuroZone.

As we move into 2015, now is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified. In addition to a broad selection of equity funds, the Lincoln Variable Insurance Products (LVIP) Trust offers a number of innovative fixed income options that seek to mitigate the effects of rising interest rates. We also continue to focus on innovative ways to manage risk through all market cycles within the LVIP Managed Risk and the Risk Portfolio Management (“RPM”) series’ of funds. A brief summary of these Funds is provided below.

Managed Risk Profile Funds

•

The LVIP Managed Risk Series of Funds, offered in both Target Maturity and Target Risk versions, provide a means for investors to remain invested in markets, while the risks in their portfolio are being managed on a daily basis.

•

Although not guaranteed, each of the Managed Risk Series of Funds employs sophisticated capital protection and volatility management techniques designed to provide a greater level of stability for retirement savings.

•	The Funds go beyond traditional asset allocation methods to accommodate ever-changing market conditions, seeking to capture growth in rising markets and defend against losses in falling markets.

Risk Portfolio Management (RPM) Funds

•	A series of Funds which offer the ability to invest in specific asset classes or asset allocation strategies along with the benefits of volatility management.

•	We currently offer 22 RPM Funds, ranging from large and small cap U.S. stock funds to international stock funds and global asset allocation funds.

Fixed Income Funds

•

The LVIP Delaware Diversified Floating Rate Fund is designed for investors that are concerned about rising interest rates and want a short duration option that is designed to benefit as market rates increase.

•	The LVIP Global Income Fund allows investors to diversify their fixed income exposure globally, which reduces the risks associated with investing in just one country.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2015.

Sincerely,

/s/ Daniel R. Hayes

Daniel R. Hayes

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP American Allocation Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds

2014 Annual Report Commentary (unaudited)

Advised by:

The LVIP American Balanced Allocation Fund returned 5.74% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the Balanced Allocation Composite1, returned 6.38%; and its broad-based benchmark index, the S&P 500® Index2, returned 13.69%.

The LVIP American Growth Allocation Fund returned 5.63% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the Growth Allocation Composite3, returned 5.63%; and its broad-based benchmark index, the S&P 500 Index, returned 13.69%.

The LVIP American Income Allocation Fund returned 6.20% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the Income Allocation Composite4, returned 7.12%; and its broad-based benchmark index, the Barclays Capital U.S. Aggregate Bond Index5, returned 5.97%.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500 Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index6 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index7 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index delivered healthy returns during the year as it gained 5.97%.

The equity portion of the LVIP American Allocation Funds generally underperformed the equity portion of their respective composite benchmarks during 2014. Exposure to American Funds Insurance Series® (“AFIS”) Growth-Income Fundsm and AFIS Growth Fundsm

detracted to results relative to the Index. Positive contributors included the AFIS Blue Chip Income and Growth Fundsm and the AFIS International Fundsm.

The fixed income portion of the LVIP American Allocation Funds generally underperformed the fixed income portion of their respective composite benchmarks during 2014. Detractors included the AFIS High Income Fundsm and the American Funds Intermediate Bond Fund of America®.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds

2014 Annual Report Commentary (continued)

LVIP American Balanced Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Balanced Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,416 for the Standard Class shares and to $14,198 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite and S&P 500® Index did from 8/2/10 through 12/31/14. The same $10,000 investment would have increased to $15,001 and $20,094, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 5.74%

Inception (8/2/10)	+ 8.62%

Service Class Shares

One Year	+ 5.37%

Inception (8/2/10)	+ 8.25%

LVIP American Growth Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,888 for the Standard Class shares and to $14,662 the Service Class shares. For comparison, look at how the Growth Allocation Composite and S&P 500® Index did from 8/2/10 through 12/31/14. The same $10,000 would have increased to $15,305 and $20,094, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 5.63%

Inception (8/2/10)	+ 9.42%

Service Class Shares

One Year	+ 5.26%

Inception (8/2/10)	+ 9.04%

LVIP American Allocation Funds–2

LVIP American Allocation Funds

2014 Annual Report Commentary (continued)

LVIP American Income Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Income Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,502 for the Standard Class shares and to $13,296 for the Service Class shares. For comparison, look at how the Income Allocation Composite and Barclays Capital U.S. Aggregate Bond Index did from 8/2/10 through 12/31/14. The same $10,000 would have increased to $14,130 and $11,677, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 6.20%

Inception (8/2/10)	+ 7.03%

Service Class Shares

One Year	+ 5.84%

Inception (8/2/10)	+ 6.65%

1.

The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Barclays Capital U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE® NR Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Growth Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 40% S&P 500® Index and 30% MSCI EAFE® NR Index.

4.

The Income Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Barclays Capital U.S. Aggregate Index, 30% S&P 500® Index and 10% MSCI EAFE® NR Index.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

6.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP American Allocation Funds–3

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Balanced Allocation Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,002.20	0.22%	$1.11
Service Class Shares	1,000.00	1,000.50	0.57%	2.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

LVIP American Growth Allocation Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$999.90	0.22%	$1.11
Service Class Shares	1,000.00	998.20	0.57%	2.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

LVIP American Income Allocation Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,008.40	0.24%	$1.21
Service Class Shares	1,000.00	1,006.60	0.59%	2.98
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.23	0.59%	3.01

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP American Allocation Funds–4

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (continued)

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected on page 1, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table on page 1 does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Allocation Funds–5

LVIP American Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2014

LVIP American Balanced Allocation Fund

Security Type/Sector	Percentage of Net Assets
Investment Companies	100.06%
Asset Allocation Fund	19.87%
Equity Funds	24.95%
Fixed Income Funds	33.41%
International Equity Funds	18.80%
International Fixed Income Fund	3.03%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%	)
Total Net Assets	100.00%

LVIP American Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets
Investment Companies	100.05%
Asset Allocation Fund	16.94%
Equity Funds	29.03%
Fixed Income Funds	23.35%
International Equity Funds	27.69%
International Fixed Income Fund	3.04%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%	)
Total Net Assets	100.00%

LVIP American Income Allocation Fund

Security Type/Sector	Percentage of Net Assets
Investment Companies	100.07%
Asset Allocation Fund	21.75%
Equity Funds	17.87%
Fixed Income Funds	52.43%
International Equity Funds	5.00%
International Fixed Income Fund	3.02%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%	)
Total Net Assets	100.00%

LVIP American Allocation Funds–6

LVIP American Balanced Allocation Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–100.06%
Asset Allocation Fund–19.87%
²American Funds®–
Capital Income Builder	2,834,627	$168,858,706

		168,858,706

Equity Funds–24.95%
²American Funds®–
AMCAP Fund	1,212,021	34,094,141
American Mutual Fund	1,144,027	42,500,598
American Funds Insurance Series®–
Blue Chip Income & Growth Fund	2,864,782	42,083,645
Growth Fund	532,655	42,692,310
Growth-Income Fund	961,565	50,732,180

		212,102,874

Fixed Income Funds–33.41%
²American Funds®–
Intermediate Bond Fund of America	3,181,122	42,976,959
American Funds Insurance Series®–
Bond Fund	12,458,850	138,044,053
High-Income Bond Fund	3,232,036	34,065,660
Mortgage Bond Fund	3,216,660	34,418,263
U.S. Government/AAA-Rated Securities Fund	2,780,042	34,472,521

		283,977,456

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–18.80%
American Funds Insurance Series®–
Global Growth Fund	1,829,110	$50,263,930
Global Small Capitalization Fund	1,659,942	43,307,885
International Fund	3,255,619	66,251,842

		159,823,657

International Fixed Income Fund–3.03%
American Funds Insurance Series®–
Global Bond Fund	2,188,547	25,759,201

		25,759,201

Total Investment Companies (Cost $756,396,889)		850,521,894

TOTAL VALUE OF SECURITIES–100.06% (Cost $756,396,889)	850,521,894
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(536,333)

NET ASSETS APPLICABLE TO 66,587,229 SHARES OUTSTANDING–100.00%	$849,985,561

NET ASSET VALUE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($30,938,761 / 2,423,076 Shares)	$12.768
NET ASSET VALUE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($819,046,800 / 64,164,153 Shares)	$12.765

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$733,417,482
Accumulated net realized gain on investments	22,443,074
Net unrealized appreciation of investments	94,125,005

Total net assets	$849,985,561

²	Class R-6 shares.

Class 1 shares.

«	Includes $907,671 due to custodian, $2,686 payable for investment companies purchased and $200,730 payable for fund shares redeemed as of December 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–7

LVIP American Growth Allocation Fund

Statement of Net Assets

December 31, 2014

	Number of	Value
	Shares	(U.S. $)

INVESTMENT COMPANIES–100.05%
Asset Allocation Fund–16.94%
²American Funds®–
Capital Income Builder	2,448,955	$145,884,222

		145,884,222

Equity Funds–29.03%
²American Funds®–
AMCAP Fund	1,229,459	34,584,696
American Mutual Fund	1,627,909	60,476,810
American Funds Insurance Series®–
Blue Chip Income & Growth Fund	3,494,202	51,329,825
Growth Fund	649,661	52,070,368
Growth-Income Fund	977,343	51,564,601

		250,026,300

Fixed Income Funds–23.35%
²American Funds®–
Intermediate Bond Fund of America	2,586,346	34,941,533
American Funds Insurance Series®–
Bond Fund	9,496,746	105,223,950
High-Income Bond Fund	3,287,112	34,646,165
Mortgage Bond Fund	2,452,384	26,240,508

		201,052,156

	Number of	Value
	Shares	(U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–27.69%
American Funds Insurance Series®–
Global Growth & Income Fund	1,338,616	$17,107,512
Global Growth Fund	2,169,007	59,604,326
Global Small Capitalization Fund	1,687,040	44,014,881
International Fund	4,963,796	101,013,242
New World Fund	806,225	16,704,975

		238,444,936

International Fixed Income Fund–3.04%
American Funds Insurance Series®–
Global Bond Fund	2,224,214	26,178,999

		26,178,999

Total Investment Companies (Cost $755,354,644)		861,586,613

TOTAL VALUE OF SECURITIES–100.05% (Cost $755,354,644)	861,586,613
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(449,797)

NET ASSETS APPLICABLE TO 64,771,845 SHARES OUTSTANDING–100.00%	$861,136,816

NET ASSET VALUE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($15,752,454 / 1,184,561 Shares)	$13.298
NET ASSET VALUE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($845,384,362 / 63,587,284 Shares)	$13.295

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$726,011,957
Accumulated net realized gain on investments	28,892,890
Net unrealized appreciation of investments	106,231,969

Total net assets	$861,136,816

²	Class R-6 shares.

Class 1 shares.

«	Includes $87,743 due to custodian, $34,961 payable for investment companies purchased, and $79,727 payable for fund shares redeemed as of December 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–8

LVIP American Income Allocation Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–100.07%
Asset Allocation Fund–21.75%
²American Funds®–
Capital Income Builder	773,902	$46,101,343

		46,101,343

Equity Funds–17.87%
²American Funds®–
AMCAP Fund	300,227	8,445,390
American Mutual Fund	227,157	8,438,884
American Funds Insurance Series®–
Blue Chip Income & Growth Fund	568,838	8,356,233
Growth Fund	52,882	4,238,476
Growth-Income Fund	159,109	8,394,567

		37,873,550

Fixed Income Funds–52.43%
²American Funds®–
Intermediate Bond Fund of America	1,263,138	17,064,998
American Funds Insurance Series®–
Bond Fund	5,410,631	59,949,792
High-Income Bond Fund	802,162	8,454,791
Mortgage Bond Fund	1,197,528	12,813,545
U.S. Government/AAA-Rated Securities Fund	1,034,889	12,832,627

		111,115,753

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–5.00%
American Funds Insurance Series®–
Global Growth Fund	151,329	$4,158,528
Global Small Capitalization Fund	247,182	6,448,976

		10,607,504

International Fixed Income Fund–3.02%
American Funds Insurance Series®–
Global Bond Fund	543,573	6,397,855

		6,397,855

Total Investment Companies (Cost $197,292,819)		212,096,005

TOTAL VALUE OF SECURITIES–100.07% (Cost $197,292,819)	212,096,005
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(145,010)

NET ASSETS APPLICABLE TO 17,926,534 SHARES OUTSTANDING–100.00%	$211,950,995

NET ASSET VALUE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($8,345,518 / 705,642 Shares)	$11.827
NET ASSET VALUE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($203,605,477 / 17,220,892 Shares)	$11.823

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$193,020,469
Accumulated net realized gain on investments	4,127,340
Net unrealized appreciation of investments	14,803,186

Total net assets	$211,950,995

²	Class R-6 shares.

Class 1 shares.

«	Includes $17,535 due to custodian, $17,390 payable for investment companies purchased and $43,669 payable for fund shares redeemed as of December 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–9

LVIP American Allocation Funds

Statements of Operations

Year Ended December 31, 2014

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from investment companies	$19,519,323	$19,439,458	$5,140,447

EXPENSES:
Distribution expenses-Service Class	2,804,173	2,863,775	718,285
Management fees	2,078,690	2,085,600	532,065
Accounting and administration expenses	79,701	79,663	42,832
Professional fees	34,968	35,019	22,703
Reports and statements to shareholders	23,220	19,527	8,090
Trustees’ fees and expenses	17,472	17,298	4,599
Custodian fees	14,269	14,003	6,628
Consulting fees	2,398	2,409	1,877
Pricing fees	141	148	67
Other	9,083	8,505	2,275

	5,064,115	5,125,947	1,339,421
Less management fees waived	(415,738)	(417,120)	(106,413)

Total operating expenses	4,648,377	4,708,827	1,233,008

NET INVESTMENT INCOME	14,870,946	14,730,631	3,907,439

NET REALIZED AND REALIZED GAIN (LOSS):
Net realized gain from:
Distributions from investment companies	15,327,683	17,760,771	2,457,285
Sale of investments in investment companies	13,947,689	18,689,560	3,976,151

Net realized gain	29,275,372	36,450,331	6,433,436

Net change in unrealized appreciation (depreciation) of investments in investment companies	(777,378)	(8,752,835)	1,653,313

NET REALIZED AND UNREALIZED GAIN	28,497,994	27,697,496	8,086,749

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,368,940	$42,428,127	$11,994,188

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–10

LVIP American Allocation Funds

Statements of Changes in Net Assets

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,870,946	$12,687,726	$14,730,631	$11,709,988	$3,907,439	$3,478,572
Net realized gain	29,275,372	34,874,285	36,450,331	29,442,142	6,433,436	8,882,750
Net change in unrealized appreciation (depreciation)	(777,378)	55,803,142	(8,752,835)	75,440,857	1,653,313	4,851,575

Net increase in net assets resulting from operations	43,368,940	103,365,153	42,428,127	116,592,987	11,994,188	17,212,897

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(702,925)	(577,523)	(350,144)	(271,137)	(205,763)	(131,818)
Service Class	(15,813,864)	(12,784,883)	(15,894,337)	(11,772,821)	(4,321,719)	(3,641,073)
Net realized gain:
Standard Class	(1,100,902)	(107,583)	(516,324)	(53,486)	(331,974)	(10,732)
Service Class	(29,653,599)	(2,856,653)	(26,654,950)	(2,821,886)	(9,028,444)	(340,588)

	(47,271,290)	(16,326,642)	(43,415,755)	(14,919,330)	(13,887,900)	(4,124,211)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,794,174	13,850,425	3,366,042	5,319,387	3,180,595	2,058,622
Service Class	99,274,107	116,620,644	100,803,730	119,988,292	28,530,024	50,001,741
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,803,827	685,106	866,468	324,623	537,737	142,550
Service Class	45,467,463	15,641,536	42,549,287	14,594,707	13,350,163	3,981,661

	152,339,571	146,797,711	147,585,527	140,227,009	45,598,519	56,184,574

Cost of shares redeemed:
Standard Class	(5,864,963)	(5,507,035)	(3,404,618)	(3,132,906)	(1,652,339)	(2,042,406)
Service Class	(100,528,117)	(123,555,235)	(80,219,163)	(93,418,743)	(44,635,262)	(54,247,539)

	(106,393,080)	(129,062,270)	(83,623,781)	(96,551,649)	(46,287,601)	(56,289,945)

Increase (decrease) in net assets derived from capital share transactions	45,946,491	17,735,441	63,961,746	43,675,360	(689,082)	(105,371)

NET INCREASE (DECREASE) IN NET ASSETS	42,044,141	104,773,952	62,974,118	145,349,017	(2,582,794)	12,983,315
NET ASSETS:
Beginning of year	807,941,420	703,167,468	798,162,698	652,813,681	214,533,789	201,550,474

End of year	$849,985,561	$807,941,420	$861,136,816	$798,162,698	$211,950,995	$214,533,789

Undistributed net investment income	$—	$—	$—	$—	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–11

LVIP American Balanced Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Standard Class
					8/2/10[1]
	Year Ended				to
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$12.820	$11.416	$10.545	$10.659	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.279	0.246	0.270	0.336	0.691
Net realized and unrealized gain (loss)	0.453	1.463	0.947	(0.369)	(0.032)

Total from investment operations	0.732	1.709	1.217	(0.033)	0.659

Less dividends and distributions from:
Net investment income	(0.297)	(0.257)	(0.337)	(0.081)	—
Net realized gain	(0.487)	(0.048)	(0.009)	— [3]	—

Total dividends and distributions	(0.784)	(0.305)	(0.346)	(0.081)	—

Net asset value, end of period	$12.768	$12.820	$11.416	$10.545	$10.659

Total return[4]	5.74%	14.98%	11.58%	(0.30% )	6.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,939	$29,314	$17,492	$10,124	$722
Ratio of expenses to average net assets[5]	0.22%	0.22%	0.20%	0.23%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.27%	0.28%	0.28%	0.30%	2.54%
Ratio of net investment income to average net assets	2.13%	2.01%	2.40%	3.15%	15.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.08%	1.95%	2.32%	3.08%	13.50%
Portfolio turnover	19%	49%	24%	33%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $6 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Service Class
					8/2/10[1] to 12/31/10
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.818	$11.416	$10.549	$10.644	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.233	0.202	0.231	0.298	0.678
Net realized and unrealized gain (loss)	0.452	1.462	0.945	(0.366)	(0.034)

Total from investment operations	0.685	1.664	1.176	(0.068)	0.644

Less dividends and distributions from:
Net investment income	(0.251)	(0.214)	(0.300)	(0.027)	—
Net realized gain	(0.487)	(0.048)	(0.009)	— [3]	—

Total dividends and distributions	(0.738)	(0.262)	(0.309)	(0.027)	—

Net asset value, end of period	$12.765	$12.818	$11.416	$10.549	$10.644

Total return[4]	5.37%	14.59%	11.18%	(0.64% )	6.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$819,047	$778,627	$685,676	$459,835	$36,710
Ratio of expenses to average net assets[5]	0.57%	0.57%	0.55%	0.58%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.62%	0.63%	0.63%	0.65%	2.89%
Ratio of net investment income to average net assets	1.78%	1.66%	2.05%	2.80%	15.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.73%	1.60%	1.97%	2.73%	13.15%
Portfolio turnover	19%	49%	24%	33%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $285 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–13

LVIP American Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Standard Class
					8/2/10[1] to 12/31/10
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.297	$11.526	$10.485	$10.763	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.287	0.247	0.253	0.335	0.671
Net realized and unrealized gain (loss)	0.459	1.820	1.120	(0.536)	0.092

Total from investment operations	0.746	2.067	1.373	(0.201)	0.763

Less dividends and distributions from:
Net investment income	(0.303)	(0.247)	(0.327)	(0.077)	—
Net realized gain	(0.442)	(0.049)	(0.005)	— [3]	—

Total dividends and distributions	(0.745)	(0.296)	(0.332)	(0.077)	—

Net asset value, end of period	$13.298	$13.297	$11.526	$10.485	$10.763

Total return[4]	5.63%	17.94%	13.15%	(1.87% )	7.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,753	$14,903	$10,649	$8,324	$24
Ratio of expenses to average net assets[5]	0.22%	0.22%	0.21%	0.23%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.27%	0.28%	0.29%	0.30%	3.01%
Ratio of net investment income to average net assets	2.11%	1.97%	2.25%	3.14%	15.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	1.91%	2.17%	3.07%	12.82%
Portfolio turnover	19%	42%	18%	26%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $4 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Service Class
					8/2/10[1] to 12/31/10
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.295	$11.527	$10.490	$10.749	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.239	0.202	0.214	0.297	0.675
Net realized and unrealized gain (loss)	0.458	1.818	1.118	(0.534)	0.074

Total from investment operations	0.697	2.020	1.332	(0.237)	0.749

Less dividends and distributions from:
Net investment income	(0.255)	(0.203)	(0.290)	(0.022)	—
Net realized gain	(0.442)	(0.049)	(0.005)	— [3]	—

Total dividends and distributions	(0.697)	(0.252)	(0.295)	(0.022)	—

Net asset value, end of period	$13.295	$13.295	$11.527	$10.490	$10.749

Total return[4]	5.26%	17.53%	12.74%	(2.20% )	7.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$845,384	$783,260	$642,165	$450,352	$32,215
Ratio of expenses to average net assets[5]	0.57%	0.57%	0.56%	0.58%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.62%	0.63%	0.64%	0.65%	3.36%
Ratio of net investment income to average net assets	1.76%	1.62%	1.90%	2.79%	15.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.56%	1.82%	2.72%	12.47%
Portfolio turnover	19%	42%	18%	26%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $305 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–15

LVIP American Income Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Standard Class
					8/2/10[1] to 12/31/10
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.937	$11.208	$10.660	$10.440	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.266	0.231	0.286	0.347	0.431
Net realized and unrealized gain (loss)	0.469	0.771	0.635	(0.049)	0.009

Total from investment operations	0.735	1.002	0.921	0.298	0.440

Less dividends and distributions from:
Net investment income	(0.300)	(0.254)	(0.365)	(0.078)	—
Net realized gain	(0.545)	(0.019)	(0.008)	— [3]	—

Total dividends and distributions	(0.845)	(0.273)	(0.373)	(0.078)	—

Net asset value, end of period	$11.827	$11.937	$11.208	$10.660	$10.440

Total return[4]	6.20%	8.95%	8.66%	2.86%	4.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,346	$6,351	$5,799	$2,963	$75
Ratio of expenses to average net assets[5]	0.24%	0.25%	0.23%	0.27%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.29%	0.30%	0.31%	0.38%	5.16%
Ratio of net investment income to average net assets	2.17%	1.97%	2.56%	3.27%	10.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.12%	1.92%	2.48%	3.16%	5.18%
Portfolio turnover	22%	61%	30%	41%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $5 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–16

LVIP American Income Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Service Class
					8/2/10[1] to 12/31/10
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.934	$11.207	$10.663	$10.426	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.223	0.190	0.247	0.309	0.420
Net realized and unrealized gain (loss)	0.468	0.769	0.633	(0.048)	0.006

Total from investment operations	0.691	0.959	0.880	0.261	0.426

Less dividends and distributions from:
Net investment income	(0.257)	(0.213)	(0.328)	(0.024)	—
Net realized gain	(0.545)	(0.019)	(0.008)	— [3]	—

Total dividends and distributions	(0.802)	(0.232)	(0.336)	(0.024)	—

Net asset value, end of period	$11.823	$11.934	$11.207	$10.663	$10.426

Total return[4]	5.84%	8.57%	8.27%	2.50%	4.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$203,605	$208,183	$195,751	$130,850	$18,135
Ratio of expenses to average net assets[5]	0.59%	0.60%	0.58%	0.62%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.64%	0.65%	0.66%	0.73%	5.51%
Ratio of net investment income to average net assets	1.82%	1.62%	2.21%	2.92%	9.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.77%	1.57%	2.13%	2.81%	4.83%
Portfolio turnover	22%	61%	30%	41%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain on investments distributions of $239 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–17

LVIP American Allocation Funds

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a Fund, and collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940 and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a significant portion of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the Underlying Funds). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, each Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end Funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2014 the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–Each Fund is an investment company in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP American Allocation Funds–18

LVIP American Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the average daily net assets of each Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administration fees	$33,684	$33,651	$8,698
Legal fees	9,298	9,294	2,399

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, each Fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Trading operations fees	$6,046	$6,058	$1,556

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Funds had liabilities payable to affiliates as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$144,889	$146,614	$36,020
Distribution fees payable to LFD	244,657	251,881	60,553

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP American Allocation Funds–19

LVIP American Allocation Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$187,131,116	$206,671,903	$47,772,693
Sales	159,773,263	155,257,492	54,454,554

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$761,298,252	$760,739,365	$198,648,021

Aggregate unrealized appreciation	$96,956,081	$110,101,381	$15,670,887
Aggregate unrealized depreciation	(7,732,439)	(9,254,133)	(2,222,903)

Net unrealized appreciation	$89,223,642	$100,847,248	$13,447,984

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investment Companies	$850,521,894	$861,586,613	$212,096,005

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP American Allocation Funds–20

LVIP American Allocation Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year ended December 31, 2014
Ordinary income	$17,230,370	$17,190,975	$5,656,835
Long-term capital gains	30,040,920	26,224,780	8,231,065

Total	$47,271,290	$43,415,755	$13,887,900

Year ended December 31, 2013
Ordinary income	$15,864,967	$14,465,533	$3,772,891
Long-term capital gains	461,675	453,797	351,320

Total	$16,326,642	$14,919,330	$4,124,211

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Shares of beneficial interest	$733,417,482	$726,011,957	$193,020,469
Undistributed long-term capital gains	27,344,437	34,277,611	5,482,542
Unrealized appreciation	89,223,642	100,847,248	13,447,984

Net assets	$849,985,561	$861,136,816	$211,950,995

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Funds recorded the following reclassifications:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed net investment income	$1,645,843	$1,513,850	$620,043
Accumulated net realized gain	(1,645,843)	(1,513,850)	(620,043)

LVIP American Allocation Funds–21

LVIP American Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Standard Class	443,892	1,153,782	249,695	421,385	263,044	176,685
Service Class	7,585,389	9,597,091	7,402,788	9,606,739	2,329,552	4,292,236
Shares issued upon reinvestment of dividends and distributions:
Standard Class	139,859	53,574	64,461	24,485	45,040	11,975
Service Class	3,530,423	1,223,333	3,169,954	1,100,906	1,119,600	334,668

	11,699,563	12,027,780	10,886,898	11,153,515	3,757,236	4,815,564

Shares redeemed:
Standard Class	(447,269)	(452,997)	(250,432)	(248,979)	(134,502)	(174,071)
Service Class	(7,696,961)	(10,135,360)	(5,901,214)	(7,500,892)	(3,672,533)	(4,649,666)

	(8,144,230)	(10,588,357)	(6,151,646)	(7,749,871)	(3,807,035)	(4,823,737)

Net increase (decrease)	3,555,333	1,439,423	4,735,252	3,403,644	(49,799)	(8,173)

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Allocation Funds–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Allocation Funds

We have audited the accompanying statements of net assets of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (three of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP American Allocation Funds–23

LVIP American Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Funds report distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income Total	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP American Balanced Allocation Fund	63.55%	36.45%	100.00%
LVIP American Growth Allocation Fund	60.40%	39.60%	100.00%
LVIP American Income Allocation Fund	59.27%	40.73%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement.

The Board reviewed performance information provided by Morningstar as of June 30, 2014, for each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one and three year periods, as applicable, ended June 30, 2014.

The Board reviewed the LVIP American Balanced Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Balanced Allocation composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and within range of the benchmark index for the one year period and the same as the median return of the Morningstar peer group and below the benchmark index for the three year period.

The Board reviewed the LVIP American Growth Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Growth Allocation composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and within range of the benchmark index for the one year period and above the median of the Morningstar peer group and below the benchmark index for the three year period.

The Board reviewed the LVIP American Income Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Income Allocation

LVIP American Allocation Funds–24

LVIP American Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreements (continued)

composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and within range of the benchmark index for the one year period and above the median return of the Morningstar peer group and below the benchmark index for the three year period.

The Board concluded that the services provided by LIAC with respect to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group for each Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015 for each of the Funds. The Board noted that the investment management fee, without giving effect to the advisory fee waiver, for LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund, was higher than the median investment management fee of each Fund’s respective Morningstar peer group and giving effect to the advisory fee waiver, was the same as the median of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Allocation Funds–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP American Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Allocation Funds–28

LVIP American Century VP Mid Cap Value RPM Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP American Century VP Mid Cap Value RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Century VP Mid Cap Value RPM Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 14.17% (Standard Class shares with distributions reinvested) since inception on January 2, 2014, while its benchmark the Russell Midcap® Value Index1, returned 14.75% for the same period.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index2 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

During January 2014, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

The Fund invests predominantly in mid-cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during 4th quarter of 2014 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. However, in the 2nd quarter when global equity markets were trending upwards, the overlay positively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results impacted the Fund’s relative returns.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

American Century VP Mid Cap Value Fund 2014 Annual Commentary (“Underlying Fund”)

Drivers of Fund Performance

•

Outperformance was primarily due to security selection. Selection among information technology companies contributed the most to relative results. In the industrials and energy sectors, security selection added value, but overweights in both sectors offset some of the gain. Security selection in the financials and materials sectors detracted from relative performance.

•

Merger and acquisition activity served as a tailwind for several of the portfolio’s holdings. In the consumer staples sector, Hillshire Brands was a top contributor for the Underlying Fund. Its share price appreciated when it announced it was being acquired by Tyson Foods. Health care company CareFusion appreciated after accepting a buyout offer from Becton, Dickinson and Company at a nearly 30% premium to where the stock was trading at the time of the offer.

•

In the information technology sector, Applied Materials enhanced relative results. The semiconductor equipment maker saw fundamentals improve across the industry in the wake of technology changes in semiconductor and memory manufacturing. The company continues to focus on improving its margins, market share, and research and development productivity. Additionally, the firm is working toward closing an acquisition that would be highly accretive.

•	Lowe’s was also a top contributor for the Underlying Fund amid strong home remodeling demand, better-than-expected margin improvement, and long term guidance that beat expectations.

•

In the energy sector, the portfolio’s position in Apache Corporation declined as crude oil plunged during the fourth quarter. Weaker than expected demand from non-U.S. markets, higher-than-anticipated supply from North American shale formations, and the Organization of the Petroleum Exporting Countries’ (OPEC) unwillingness to curtail production in the wake of falling prices all drove weakness in crude oil price.

•

Global aluminum fabricator Constellium NV detracted as an acquisition increased its debt burden. Additionally, the company announced its intent to increase capacity over the next three years, which could limit its free cash flow generation.

•

Industrial conglomerate Koninklijke Philips NV underperformed as a result of continued investor concern about the company’s announcement early in 2014 that it anticipated a drag on earnings in the near term. Additionally, the company lost a patent infringement case and was ordered to pay a settlement to Masimo Corporation. The team still believes the stock has an attractive valuation, and that the company is moving toward improved operating margins.

LVIP American Century VP Mid Cap Value RPM Fund–1

LVIP American Century VP Mid Cap Value RPM Fund

2014 Annual Report Commentary (continued)

End-of-Year Positioning

•

As of December 31, 2014, the team saw attractive opportunities in industrials, consumer staples, and energy, as reflected by the portfolio’s overweights in these sectors. In the energy sector, the portfolio’s overweight is due to improved risk/reward profiles during the commodity price sell-off. The team anticipates that names in the health care sector will benefit from continued implementation of the Affordable Care Act.

•

Conversely, smaller relative weightings were given to financials, consumer discretionary, and materials stocks. In the financials sector, the portfolio remained significantly underweight in REITs, as valuations are unattractive amid continued low interest rates. The portfolio is also underweight the consumer discretionary sector, especially in the household durables industry.

Growth of $10,000 invested 1/2/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Century VP Mid Cap Value RPM Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,417 for the Standard Class shares and to $11,377 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $11,475. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

Inception (1/2/14)	+ 14.17%

Service Class Shares

Inception (1/2/14)	+ 13.77%

1.	The Russell Midcap® Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth value.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP American Century VP Mid Cap Value RPM Fund–2

LVIP American Century VP Mid Cap Value RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,036.80	0.00%	$—
Service Class Shares	1,000.00	1,035.00	0.35%	1.80
Hypothetical (5% return before expenses)*
Standard Class Shares	$1,000.00	$1,025.21	0.00%	$—
Service Class Shares	1,000.00	1,023.44	0.35%	1.79

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Century VP Mid Cap Value RPM Fund–3

LVIP American Century VP Mid Cap Value RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Investment Companies	99.57%
Equity Fund	93.66%
Money Market Fund	5.91%
Total Value of Securities	99.57%
Receivables and Other Assets Net of Liabilities	0.43%
Total Net Assets	100.00%

LVIP American Century VP Mid Cap Value RPM Fund–4

LVIP American Century VP Mid Cap Value RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.57%
Equity Fund–93.66%
*American Century VP Mid Cap Value	4,160,680	$82,547,894

		82,547,894

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–5.91%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	5,205,905	$5,205,905

		5,205,905

Total Investment Companies (Cost $83,541,435)		87,753,799

TOTAL VALUE OF SECURITIES–99.57% (Cost $83,541,435)	87,753,799
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.43%	377,927

NET ASSETS APPLICABLE TO 7,765,332 SHARES OUTSTANDING–100.00%	$88,131,726

NET ASSET VALUE–LVIP AMERICAN CENTURY VP MID CAP VALUE RPM FUND STANDARD CLASS ($11,416 / 1,006 Shares)	$11.348
NET ASSET VALUE–LVIP AMERICAN CENTURY VP MID CAP VALUE RPM FUND SERVICE CLASS ($88,120,310 / 7,764,326 Shares)	$11.349

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$84,722,662
Accumulated net realized loss on investments	(677,576)
Net unrealized appreciation of investments and derivatives	4,086,640

Total net assets	$88,131,726

*	Class I shares.

«	Includes $538,420 cash pledged as collateral for futures contracts, $120,128 payable for investment companies purchased and $10,500 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
122	E-mini S&P 500 Index	$12,645,364	$12,519,640	3/24/15	$(125,724)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century VP Mid Cap Value RPM Fund–5

LVIP American Century VP Mid Cap Value RPM Fund

Statement of Operations

January 2, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends from investment companies	$346,575

EXPENSES:
Management fees	232,191
Distribution fees-Service Class	108,116
Accounting and administration expenses	40,762
Professional fees	19,189
Reports and statements to shareholders	3,505
Custodian fees	1,053
Trustees’ fees and expenses	187
Pricing fees	75
Consulting fees	43
Other	11

405,132
Less management fees waived	(232,191)
Less expenses reimbursed	(64,825)

Total operating expenses	108,116

NET INVESTMENT INCOME	238,459

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	321,734
Sale of investments in investment companies	(60,717)
Futures contracts	(832,228)

Net realized loss	(571,211)

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	4,212,364
Futures contracts	(125,724)

Net change in unrealized appreciation (depreciation) .	4,086,640

NET REALIZED AND UNREALIZED GAIN	3,515,429

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,753,888

*Date of commencement of operations

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century VP Mid Cap Value RPM Fund

Statement of Changes in Net Assets

1/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$238,459
Net realized loss	(571,211)
Net change in unrealized appreciation (depreciation)	4,086,640

Net increase in net assets resulting from operations	3,753,888

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(68)
Service Class	(220,073)

(220,141)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	100,001
Service Class	91,017,677
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	68
Service Class	220,073

91,337,819

Cost of shares redeemed:
Standard Class	(98,163)
Service Class	(6,641,677)

(6,739,840)

Increase in net assets derived from capital share transactions	84,597,979

NET INCREASE IN NET ASSETS	88,131,726
NET ASSETS:
Beginning of period	—

End of period	$88,131,726

Undistributed net investment income	$—

*Date of commencement of operations

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century VP Mid Cap Value RPM Fund–6

LVIP American Century VP Mid Cap Value RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP American Century VP Mid Cap Value RPM Fund
	Standard Class 1/2/14[1] to 12/31/14	Service Class 1/2/14[1] to 12/31/14
Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.116	0.084
Net realized and unrealized gain	1.300	1.293

Total from investment operations	1.416	1.377

Less dividends and distributions from:
Net investment income	(0.068)	(0.028)

Total dividends and distributions	(0.068)	(0.028)

Net asset value, end of period	$11.348	$11.349

Total return[3]	14.17%	13.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$88,120
Ratio of expenses to average net assets[4]	0.00%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.95%	1.30%
Ratio of net investment income to average net assets	1.11%	0.76%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.16%	(0.19% )
Portfolio turnover	7%	7%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century VP Mid Cap Value RPM Fund–7

LVIP American Century VP Mid Cap Value RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Century VP Mid Cap Value RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the American Century VP Mid Cap Value Fund (collectively, Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The American Century VP Mid Cap Value Fund, which is advised by an unaffiliated adviser, invests at least 80% of its assets in medium size companies. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period January 2, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period January 2, 2014* through December 31, 2014.

*	Date of commencement of operations.

LVIP American Century VP Mid Cap Value RPM Fund–8

LVIP American Century VP Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.75% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of the average daily net assets for the Standard Class and 0.35% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period January 2, 2014* through December 31, 2014, fees for the administrative and legal services amounted to:

Administrative fees	$896
Legal fees	260

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $1,678 for the period January 2, 2014* to December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivable from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$8,566
Distribution fees payable to LFD	23,866

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 100% of the Standard Class shares of the Fund.

*	Date of commencement of operations.

3. Investments

For the period January 2, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$80,655,052
Sales	2,258,805

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$83,604,228

Aggregate unrealized appreciation	$4,149,571
Aggregate unrealized depreciation	—

Net unrealized appreciation	$4,149,571

LVIP American Century VP Mid Cap Value RPM Fund–9

LVIP American Century VP Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$87,753,799

Futures Contracts	$(125,724)

There were no Level 3 investments at the end of the period.

During the period January 2, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

*	Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period January 2, 2014* through December 31, 2014 was as follows:

1/2/14* to 12/31/14
Ordinary income	$220,141

In addition, the Fund declared an ordinary income consent dividend of $127,170 for the period January 2, 2014* through December 31, 2014. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$84,722,662
Capital loss carryforward	(288,408)
Qualified late year capital losses deferred	(452,099)
Unrealized appreciation	4,149,571

Net assets	$88,131,726

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

LVIP American Century VP Mid Cap Value RPM Fund–10

LVIP American Century VP Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Qualified late year losses represent losses realized on investment transactions from November 1, 2014 through December 31, 2014 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds, consent dividends and non-deductible expenses. Results of operations and net assets were not affected by these reclassifications. For the period January 2, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(18,318)	$(106,365)	$124,683

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-term	Long-term	Total
$197,064	$91,344	$288,408

*	Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

1/2/14* to 12/31/14
Shares sold:
Standard Class	10,000
Service Class	8,361,158
Shares issued upon reinvestment of dividends and distributions:
Standard Class	6
Service Class	19,187

8,390,351

Shares redeemed:
Standard Class	(9,000)
Service Class	(616,019)

(625,019)

Net increase	7,765,332

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these

LVIP American Century VP Mid Cap Value RPM Fund–11

LVIP American Century VP Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(125,724)

The effect of derivative instruments on the Statement of Operations for the period January 2, 2014* through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(832,228)	$(125,724)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period January 2, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period January 2, 2014* through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (Average notional value)	$3,662,193	$625,721

The Fund posted $538,420 cash collateral for futures contracts as of December 31, 2014.

*	Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP American Century VP Mid Cap Value RPM Fund to LVIP American Century VP Mid Cap Value Managed Volatility Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP American Century VP Mid Cap Value RPM Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Century VP Mid Cap Value RPM Fund

We have audited the accompanying statement of net assets of the LVIP American Century VP Mid Cap Value RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Century VP Mid Cap Value RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP American Century VP Mid Cap Value RPM Fund–13

LVIP American Century VP Mid Cap Value RPM Fund

Other Fund Information (unaudited)

Tax Information

For the period January 2, 2014* through December 31, 2014, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

*	Date of commencement of operations.

(A) is based on a percentage of the Fund’s total distributions.

LVIP American Century VP Mid Cap Value RPM Fund–14

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP American Century VP Mid Cap Value RPM Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP American Century VP Mid Cap Value RPM Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Century VP Mid Cap Value RPM Fund–17

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP American Funds

The 2014 Annual Report for the American Funds Insurance Series (AFIS) will be mailed separately to all Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York policyholders and variable annuity contract owners with allocations to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (LVIP). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the LVIP Annual Report included herein.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Growth Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 1.87% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI All Country World Index (net dividends)*, returned 4.16%. The LVIP American Global Growth Fund invests all of its assets in Class I shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

The growing U.S. economy lifted domestic stocks in 2014, while international stocks faltered as persistent economic woes in Europe heightened fears of another recession and falling oil prices hurt oil-producing countries.

Stocks in the health care sector, the Fund’s largest at year-end, accounted for most of the Master Fund’s gain, with two U.S. biotechnology companies the primary contributors: Vertex Pharmaceuticals, which develops drugs to treat cystic fibrosis and other serious diseases, and Regeneron Pharmaceuticals, a leader in human antibody technologies. Danish company Novo Nordisk, which focuses on the treatment of diabetes, was also one of the top five contributors. All three were among the Master Fund’s 10 largest holdings at year-end.

While holdings in the information technology sector were additive, results trailed those of the index. The Master Fund benefited on a relative basis from low exposure to the struggling energy and materials sectors.

Results in the consumer discretionary sector, the third largest at year-end, had the most negative relative impact, in large part due to poor showings from online retailers Amazon and U.K.-based ASOS. Financials and telecommunication services were also weak.

Despite five years of significant gains for global stock markets and considerable economic and political uncertainty in various countries, the Master Fund’s portfolio managers continue to find attractive investment opportunities outside the U.S. They remain positive on the outlook for the Japanese economy, given the determination of Prime Minister Abe to drive economic growth, and continue to find selective value in European shares.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,104. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,110. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Service Class II Shares

One Year	+ 1.87%

Inception (7/1/10)	+ 14.09%

*

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund

2014 Annual Report Commentary (continued)

Advised by:

The Fund returned 1.69% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)*, returned 1.78%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class I shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

The U.S. economy continues to improve as much of Europe is verging on recession and China struggles with economic and banking issues. There were some significant geopolitical events, including Russia invading Ukraine, resulting in economic sanctions. Late in the year, the price of oil substantially dipped.

The Master Fund’s portfolio managers did a skilled job of identifying industries and stocks in the U.S. that could benefit the Master Fund, but because the portfolio was underweight in the U.S. market, the position held back more gains. Health care stocks bolstered Master Fund results, highlighted by bluebird bio, Synageva BioPharma and Illumina. Biotechnology stocks had a significant impact as increasing numbers of people benefit from innovation. Information technology holdings were additive to the Master Fund, led by TriQuint Semiconductor and network security firm Palo Alto Networks.

Financials were the biggest drag on relative returns — primarily Ocwen Financial. Along with U.S.-based firms, companies based in India and Japan helped results, while companies headquartered in the U.K., Hong Kong and China detracted.

U.S. stocks have become more expensive, but stocks in sectors with real growth potential are still worth owning. The drop in oil prices has upended that industry around the world, likely creating much greater uncertainty in the economics of that business. There will be, however, some extraordinary investment opportunities — with volatility comes dislocation, and with dislocation comes opportunity.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Small Capitalization Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,835. For comparison, look at how the MSCI All Country World Small Cap Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,953. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Service Class II Shares

One Year	+ 1.69%

Inception (7/1/10)	+ 10.74%

*

The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

LVIP American Funds–2

LVIP American Growth Fund

2014 Annual Report Commentary (continued)

Advised by:

The Fund returned 8.13% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the S&P 500® Index*, returned 13.69%. The LVIP American Growth Fund invests all of its assets in Class I shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. stocks recorded a succession of record highs in 2014, with the fourth quarter marking the eighth consecutive quarterly gain for the S&P 500. All industry sectors rose during the year, with the exception of energy, where stocks were hurt by the dramatic slump in oil prices.

Stocks in the health care, information technology (IT) and financials sectors were the main contributors to the Master Fund’s gain on an absolute basis. Health care was particularly strong, with four U.S. companies in the Sector among the top five contributors to relative returns. In IT, the standout was U.S./Singaporean semiconductor firm Avago Technologies.

The Master Fund trailed the index in several sectors, including energy, consumer discretionary and consumer staples, which together accounted for most of the return difference. Two energy companies were among the top five detractors to relative returns, though the biggest drag was online retailer Amazon, the Master Fund’s largest holding at year-end.

Overall, holdings outside the U.S. hindered fund returns. Canada, France, the U.K. and Japan were weakest on a relative basis. The Master Fund’s cash holdings also detracted.

With oil prices at lows not seen in years, the Master Fund’s portfolio managers will look for industries and companies that stand to benefit from lower energy costs in addition to those most likely to profit from consumers’ increased spending power. Attractive valuations among energy stocks could present promising investment opportunities.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,745. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $21,756. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Service Class II Shares

One Year	+ 8.13%

Inception (7/1/10)	+ 16.30%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–3

LVIP American Growth-Income Fund

2014 Annual Report Commentary (continued)

Advised by:

The Fund returned 10.26% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the S&P 500® Index*, returned 13.69%. The LVIP American Growth-Income Fund invests all of its assets in Class I shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. stocks recorded a succession of record highs in 2014, with the fourth quarter marking the eighth consecutive quarterly gain for the S&P 500. All industry sectors rose during the year, with energy the exception as stocks were battered by the dramatic slump in oil prices.

Select health care and industrials holdings were important drivers of positive returns. Four health care companies were among the Master Fund’s top five contributors to relative returns, including the Master Fund’s two largest holdings at year-end, U.S. biotechnology firms Amgen and Gilead Sciences. Holdings in the industrials sector also made a significant contribution to relative returns. All sectors except energy and materials gained on an absolute basis.

Aside from holdings in cash, the biggest drag on relative results came from select investments in the consumer discretionary sector. The weakest stocks on a relative basis were fifth largest holding Amazon, which had a run of strong returns in the previous few years, and General Motors.

Looking ahead, the portfolio managers are optimistic about prospects for U.S. companies as the economy continues to grow. Central banks around the world are committed to maintaining low interest rates, which should help the environment for growth.

Capital Research and Management CompanySM (Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth-Income Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,579. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $21,756. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Service Class II Shares

One Year	+ 10.26%

Inception (7/1/10)	+ 17.38%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–4

LVIP American International Fund

2014 Annual Report Commentary (continued)

Advised by:

The Fund returned (3.00%) (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI All Country World ex USA Index (net dividends)*, returned (3.87%). The LVIP American International Fund invests all of its assets in Class I shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

The U.S. is an important driver of the global economy and indications are that its economy is prospering. Europe has negative growth, its financial system is strained and financial stocks are in a tailspin. The European Central Bank ultimately may have to provide more support. The main event to watch in Japan is whether Prime Minister Abe comes through with promised reforms. China is slowing down, but the government is indicating it will do what it can to prevent a major slowdown.

The Master Fund benefited from careful stock and sector selection in most regions, which helped mitigate the impact of the news. The largest sector by concentration was financials and results were mixed —positive for India-based Axis Bank and negative for Russia-based Sberbank. SoftBank hurt Master Fund results, as did other Japan-based holdings. Novartis led the way for health care holdings, while Pharmstandard and Grifols lagged. Consumer discretionary stocks were a drag, primarily Sands China. Investments in countries that benefit from low oil prices, such as India, were additive.

The U.S., after the end of quantitative easing, needs consumers to increase their spending and power the economy. The oil price decline should help consumers’ discretionary spending. The question is whether that’s enough to keep the world economy afloat.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American International Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,611. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $13,910. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Service Class II Shares

One Year	– 3.00%

Inception (7/1/10)	+ 8.78%

*

The MSCI All County World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

LVIP American Funds–5

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect for the LVIP American Global Small Capitalization Fund.

LVIP American Global Growth Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Service Class II Shares	$1,000.00	$995.60	0.64%	$3.22
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.98	0.64%	$3.26

LVIP American Global Small Capitalization Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Service Class II Shares	$1,000.00	$952.00	0.65%	$3.20
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Growth Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Service Class II Shares	$1,000.00	$1,026.50	0.61%	$3.12
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.13	0.61%	$3.11

LVIP American Funds–6

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP American Growth-Income Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Service Class II Shares	$1,000.00	$1,032.80	0.59%	$3.02
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.23	0.59%	$3.01

LVIP American International Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Service Class II Shares	$1,000.00	$936.20	0.61%	$2.98
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.13	0.61%	$3.11

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Funds–7

  LVIP American Global Growth Fund

  Statement of Net Assets

   December 31, 2014

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®– Global Growth Fund Class 1	3,416,651	$93,889,563

Total Investment Company (Cost $79,384,222)		93,889,563

TOTAL VALUE OF SECURITIES–100.05% (Cost $79,384,222)		93,889,563
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(49,006)

NET ASSETS APPLICABLE TO 5,326,822 SHARES OUTSTANDING–100.00%		$93,840,557

NET ASSET VALUE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($93,840,557 / 5,326,822 Shares)		$17.617

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)		$71,719,148
Accumulated net realized gain on investments		7,616,068
Net unrealized appreciation of investments		14,505,341

Total net assets		$93,840,557

«	Of this amount, $22,657 represents payable for investment company purchased and $117,130 payable for fund shares redeemed as of December 31, 2014.

The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–8

  LVIP American Global Small Capitalization Fund

  Statement of Net Assets

   December 31, 2014

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®– Global Small Capitalization Fund Class 1	2,716,233	$70,866,487

Total Investment Company (Cost $53,905,017)		70,866,487

TOTAL VALUE OF SECURITIES–100.05% (Cost $53,905,017)		70,866,487
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(36,003)

NET ASSETS APPLICABLE TO 4,553,230 SHARES OUTSTANDING–100.00%		$70,830,484

NET ASSET VALUE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($70,830,484 / 4,553,230 Shares)		$15.556

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)		$54,401,838
Accumulated net realized loss on investments		(532,824)
Net unrealized appreciation of investments		16,961,470

Total net assets		$70,830,484

«	Of this amount, $379,441 represents payable for investment company purchased and $18,322 payable for fund shares redeemed as of December 31, 2014.

The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements

LVIP American Funds–9

  LVIP American Growth Fund

  Statement of Net Assets

   December 31, 2014

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth Fund Class 1	3,941,390	$315,902,381

Total Investment Company (Cost $227,241,986)		315,902,381

TOTAL VALUE OF SECURITIES–100.05% (Cost $227,241,986)		315,902,381
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(150,539)

NET ASSETS APPLICABLE TO 16,277,879 SHARES OUTSTANDING–100.00%		$315,751,842

NET ASSET VALUE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($315,751,842 / 16,277,879 Shares)		$19.398

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)		$214,307,872
Accumulated net realized gain on investments		12,783,575
Net unrealized appreciation of investments		88,660,395

Total net assets		$315,751,842

«	Of this amount, $164,451 represents payable for investment company purchased and $47,652 payable for fund shares redeemed as of December 31, 2014.

The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements

LVIP American Funds–10

  LVIP American Growth-Income Fund

  Statement of Net Assets

   December 31, 2014

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth-Income Fund Class 1	4,972,748	$262,362,207

Total Investment Company (Cost $181,976,537)		262,362,207

TOTAL VALUE OF SECURITIES–100.05% (Cost $181,976,537)		262,362,207
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(127,122)

NET ASSETS APPLICABLE TO 13,164,007 SHARES OUTSTANDING–100.00%		$262,235,085

NET ASSET VALUE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($262,235,085 / 13,164,007 Shares)		$19.921

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)		$170,878,243
Accumulated net realized gain on investments		10,971,172
Net unrealized appreciation of investments		80,385,670

Total net assets		$262,235,085

«	Of this amount, $189,329 represents payable for investment company purchased and $265,534 payable for fund shares redeemed as of December 31, 2014.

The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements

LVIP American Funds–11

  LVIP American International Fund

  Statement of Net Assets

   December 31, 2014

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®– International Fund Class 1	7,129,108	$145,077,330

Total Investment Company (Cost $121,228,556)		145,077,330

TOTAL VALUE OF SECURITIES–100.05% (Cost $121,228,556)		145,077,330
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)		(72,716)

NET ASSETS APPLICABLE TO 10,368,711 SHARES OUTSTANDING–100.00%		$145,004,614

NET ASSET VALUE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($145,004,614 / 10,368,711 Shares)		$13.985

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)		$122,286,129
Undistributed net investment income		300,010
Accumulated net realized loss on investments		(1,430,299)
Net unrealized appreciation of investments		23,848,774

Total net assets		$145,004,614

«	Of this amount, $344,612 represents payable for investment company purchased and $46,699 payable for fund shares redeemed as of December 31, 2014.

The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–12

LVIP American Funds

Statements of Operations

Year Ended December 31, 2014

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from investment companies	$1,284,151	$239,929	$4,401,851	$3,890,912	$2,468,620

EXPENSES:
Distribution fees-Service Class II	469,023	380,879	1,616,428	1,349,760	801,425
Accounting and administration expenses	34,410	33,615	45,284	42,791	37,689
Reports and statements to shareholders	17,494	27,531	105,664	24,609	24,942
Professional fees	16,112	15,831	20,003	19,103	17,240
Consulting fees	1,778	1,755	1,954	1,917	1,821
Trustees’ fees and expenses	1,684	1,466	6,028	4,999	3,063
Custodian fees	1,159	1,005	3,423	2,912	1,821
Pricing fees	14	13	44	55	49
Other	646	600	2,464	1,983	1,280

	542,320	462,695	1,801,292	1,448,129	889,330
Less expenses reimbursed	—	(12,566)	—	—	—

Total operating expenses	542,320	450,129	1,801,292	1,448,129	889,330

NET INVESTMENT INCOME (LOSS)	741,831	(210,200)	2,600,559	2,442,783	1,579,290

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	8,396,565	302,394	14,202,870	11,674,958	—
Sale of investments in investment companies	(300,903)	74,301	(203,223)	(33,630)	(48,286)

Net realized gain (loss)	8,095,662	376,695	13,999,647	11,641,328	(48,286)

Net change in unrealized appreciation (depreciation) of investment companies	(6,935,816)	997,387	6,827,653	9,953,494	(5,888,695)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,159,846	1,374,082	20,827,300	21,594,822	(5,936,981)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,901,677	$1,163,882	$23,427,859	$24,037,605	$(4,357,691)

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–13

LVIP American Funds

Statements of Changes in Net Assets

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$741,831	$595,980	$(210,200)	$137,524	$2,600,559	$1,454,695
Net realized gain	8,095,662	17,515	376,695	68,540	13,999,647	161,291
Net change in unrealized appreciation (depreciation)	(6,935,816)	15,935,268	997,387	14,509,623	6,827,653	61,857,985

Net increase in net assets resulting from operations	1,901,677	16,548,763	1,163,882	14,715,687	23,427,859	63,473,971

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(841,838)	(606,887)	—	(147,228)	(2,900,601)	(1,488,168)
Net realized gain:
Service Class II	(34,355)	—	(75,158)	—	(192,441)	—

	(876,193)	(606,887)	(75,158)	(147,228)	(3,093,042)	(1,488,168)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	24,457,447	19,009,455	11,874,080	12,290,389	47,384,331	41,264,023
Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class II	876,193	606,887	75,158	147,228	3,093,042	1,488,168
Cost of shares redeemed:
Service Class II	(10,093,750)	(12,182,377)	(10,922,957)	(11,787,690)	(33,984,867)	(37,030,812)

Increase in net assets derived from capital share transactions	15,239,890	7,433,965	1,026,281	649,927	16,492,506	5,721,379

NET INCREASE IN NET ASSETS	16,265,374	23,375,841	2,115,005	15,218,386	36,827,323	67,707,182
NET ASSETS:
Beginning of year	77,575,183	54,199,342	68,715,479	53,497,093	278,924,519	211,217,337

End of year	$93,840,557	$77,575,183	$70,830,484	$68,715,479	$315,751,842	$278,924,519

Undistributed net investment income	$—	$—	$—	$—	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–14

LVIP American Funds

Statements of Changes in Net Assets (continued)

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income.	$2,442,783	$2,080,468	$1,579,290	$1,295,332
Net realized gain (loss)	11,641,328	97,658	(48,286)	140,508
Net change in unrealized appreciation (depreciation)	9,953,494	54,298,355	(5,888,695)	23,690,341

Net increase (decrease) in net assets resulting from operations	24,037,605	56,476,481	(4,357,691)	25,126,181

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(2,742,814)	(2,107,903)	(1,279,280)	(1,313,600)
Net realized gain:
Service Class II	(232,106)	—	(205,003)	—

	(2,974,920)	(2,107,903)	(1,484,283)	(1,313,600)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	41,075,756	38,122,817	22,069,399	21,327,881
Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class II	2,974,920	2,107,903	1,484,283	1,313,600
Cost of shares redeemed:
Service Class II	(33,088,237)	(33,645,287)	(15,436,729)	(20,594,844)

Increase in net assets derived from capital share transactions	10,962,439	6,585,433	8,116,953	2,046,637

NET INCREASE IN NET ASSETS	32,025,124	60,954,011	2,274,979	25,859,218
NET ASSETS:
Beginning of year	230,209,961	169,255,950	142,729,635	116,870,417

End of year	$262,235,085	$230,209,961	$145,004,614	$142,729,635

Undistributed net investment income	$—	$—	$300,010	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–15

LVIP American Global Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Growth Fund Service Class II
					7/1/10[1] to 12/31/10
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$17.456	$13.672	$11.301	$12.463	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.152	0.142	0.079	0.230	0.540
Net realized and unrealized gain (loss)	0.175	3.780	2.415	(1.384)	1.923

Total from investment operations	0.327	3.922	2.494	(1.154)	2.463

Less dividends and distributions from:
Net investment income	(0.159)	(0.138)	(0.118)	(0.008)	—
Net realized gain	(0.007)	—	—	— [3]	—
Return of capital	—	—	(0.005)	—	—

Total dividends and distributions	(0.166)	(0.138)	(0.123)	(0.008)	—

Net asset value, end of period	$17.617	$17.456	$13.672	$11.301	$12.463

Total return[4]	1.87%	28.69%	22.11%	(9.26% )	24.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$93,841	$77,575	$54,199	$34,433	$2,923
Ratio of expenses to average net assets[5]	0.64%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.64%	0.68%	0.78%	0.95%	18.78%
Ratio of net investment income to average net assets	0.87%	0.93%	0.62%	1.93%	8.88%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.87%	0.90%	0.49%	1.63%	(9.25%	)
Portfolio turnover	5%	9%	9%	3%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $157 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–16

LVIP American Global Small Capitalization Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Small Capitalization Fund Service Class II
					7/1/10[1] to 12/31/10
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$15.314	$12.010	$10.298	$12.852	$10.000

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.047)	0.031	0.112	0.129	0.305
Net realized and unrealized gain (loss)	0.306	3.306	1.712	(2.631)	2.547

Total from investment operations	0.259	3.337	1.824	(2.502)	2.852

Less dividends and distributions from:
Net investment income	—	(0.033)	(0.112)	(0.052)	—
Net realized gain	(0.017)	—	—	— [3]	—

Total dividends and distributions	(0.017)	(0.033)	(0.112)	(0.052)	—

Net asset value, end of period	$15.556	$15.314	$12.010	$10.298	$12.852

Total return[4]	1.69%	27.79%	17.76%	(19.48% )	28.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,830	$68,715	$53,497	$35,659	$3,680
Ratio of expenses to average net assets[5]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.69%	0.78%	0.93%	17.47%
Ratio of net investment income (loss) to average net assets	(0.30% )	0.23%	0.98%	1.12%	4.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.32% )	0.19%	0.85%	0.84%	(11.95%	)
Portfolio turnover	10%	12%	9%	4%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $200 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–17

LVIP American Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Fund Service Class II
					7/1/10[1] to 12/31/10
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$18.116	$14.048	$11.986	$12.580	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.165	0.095	0.065	0.081	0.454
Net realized and unrealized gain (loss)	1.309	4.070	2.026	(0.669)	2.126

Total from investment operations	1.474	4.165	2.091	(0.588)	2.580

Less dividends and distributions from:
Net investment income	(0.180)	(0.097)	(0.029)	(0.006)	—
Net realized gain	(0.012)	—	—	— [3]	—

Total dividends and distributions	(0.192)	(0.097)	(0.029)	(0.006)	—

Net asset value, end of period	$19.398	$18.116	$14.048	$11.986	$12.580

Total return[4]	8.13%	29.65%	17.45%	(4.68% )	25.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$315,752	$278,925	$211,217	$137,182	$13,026
Ratio of expenses to average net assets[5]	0.61%	0.61%	0.64%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.61%	0.61%	0.64%	0.68%	6.41%
Ratio of net investment income to average net assets	0.88%	0.60%	0.48%	0.65%	7.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.88%	0.60%	0.48%	0.62%	1.50%
Portfolio turnover	6%	9%	11%	2%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $114 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–18

LVIP American Growth-Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth-Income Fund Service Class II
					7/1/10[1] to 12/31/10
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$18.273	$13.864	$11.976	$12.261	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.191	0.169	0.187	0.288	0.882
Net realized and unrealized gain (loss)	1.686	4.408	1.852	(0.562)	1.379

Total from investment operations	1.877	4.577	2.039	(0.274)	2.261

Less dividends and distributions from:
Net investment income	(0.211)	(0.168)	(0.151)	(0.011)	—
Net realized gain	(0.018)	—	—	— [3]	—

Total dividends and distributions	(0.229)	(0.168)	(0.151)	(0.011)	—

Net asset value, end of period	$19.921	$18.273	$13.864	$11.976	$12.261

Total return[4]	10.26%	33.02%	17.04%	(2.23% )	22.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$262,235	$230,210	$169,256	$104,065	$9,201
Ratio of expenses to average net assets[5]	0.59%	0.61%	0.64%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.59%	0.61%	0.64%	0.71%	8.84%
Ratio of net investment income to average net assets	1.00%	1.05%	1.41%	2.39%	14.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.00%	1.05%	1.41%	2.33%	6.32%
Portfolio turnover	7%	9%	6%	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $72 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–19

LVIP American International Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American International Fund Service Class II
					7/1/10[1] to 12/31/10
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.566	$12.135	$10.577	$12.355	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.158	0.133	0.143	0.348	0.736
Net realized and unrealized gain (loss)	(0.594)	2.433	1.690	(2.118)	1.619

Total from investment operations	(0.436)	2.566	1.833	(1.770)	2.355

Less dividends and distributions from:
Net investment income	(0.125)	(0.135)	(0.264)	(0.008)	—
Net realized gain	(0.020)	—	—	— [3]	—
Return of capital	—	—	(0.011)	—	—

Total dividends and distributions	(0.145)	(0.135)	(0.275)	(0.008)	—

Net asset value, end of period	$13.985	$14.566	$12.135	$10.577	$12.355

Total return[4]	(3.00% )	21.15%	17.45%	(14.32% )	23.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$145,005	$142,730	$116,870	$74,703	$6,278
Ratio of expenses to average net assets[5]	0.61%	0.63%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.61%	0.63%	0.67%	0.77%	11.91%
Ratio of net investment income to average net assets	1.08%	1.01%	1.25%	3.05%	12.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.08%	1.01%	1.23%	2.93%	0.75%
Portfolio turnover	6%	10%	8%	4%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distributions of $124 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–20

LVIP American Funds

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a Fund, and collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, and offer Service Class II shares. The Service Class II shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate under a fund of funds structure and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.

The investment objective of the LVIP American Growth Fund is growth of capital.

The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011-December 31, 2014), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Use of Estimates–Each Fund is an investment company in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

LVIP American Funds–21

LVIP American Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees. To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%

The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds.

LIAC has contractually agreed to reimburse the LVIP American Global Growth Fund and LVIP American Global Small Capitalization Fund to the extent that each Fund’s other expenses exceed 0.10% of the average daily net assets. This agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC. Prior to May 1, 2014, LIAC had contractually agreed to reimburse the LVIP American International Fund to the extent that the Fund’s other expenses exceeded 0.10% of the average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statements of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administration fees	$3,403	$2,789	$11,794	$9,872	$5,935
Legal fees	942	770	3,261	2,731	1,637

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class II shares, an annual fee (Plan Fee) not to exceed 0.75% of the average daily net assets of the Service Class II shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.55% of the average daily net assets of the Service Class II shares. The limitation can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Expense reimbursement receivable from LIAC	$ —	$1,568	$ —	$ —	$ —
Distribution fees payable to LFD	44,015	32,553	146,404	122,770	68,030

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP American Funds–22

LVIP American Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$28,063,894	$8,069,118	$47,713,320	$38,879,835	$17,356,565
Sales	4,550,108	7,022,017	17,488,890	16,754,723	9,139,766

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$80,066,509	$54,738,888	$228,362,220	$182,371,873	$122,680,084

Aggregate unrealized appreciation	$13,823,054	$16,127,599	$87,540,161	$79,990,334	$22,397,246
Aggregate unrealized depreciation	—	—	—	—	—

Net unrealized appreciation	$13,823,054	$16,127,599	$87,540,161	$79,990,334	$22,397,246

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investment Companies	$93,889,563	$70,866,487	$315,902,381	$262,362,207	$145,077,330

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP American Funds–23

LVIP American Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years December 31, 2014 and 2013 was as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2014
Ordinary income	$876,193	$35,226	$2,881,379	$2,697,916	$1,397,231
Long-term capital gains	—	39,932	211,663	277,004	87,052

Total	$876,193	$75,158	$3,093,042	$2,974,920	$1,484,283

Year ended December 31, 2013
Ordinary income	$606,887	$147,228	$1,488,168	$2,107,903	$1,313,600

Total	$606,887	$147,228	$1,488,168	$2,107,903	$1,313,600

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Shares of beneficial interest	$71,719,148	$54,401,838	$214,307,872	$170,878,243	$122,286,129
Undistributed ordinary income	69,218	—	—	—	321,239
Undistributed long-term capital gains	8,229,137	301,047	13,903,809	11,366,508	—
Unrealized appreciation	13,823,054	16,127,599	87,540,161	79,990,334	22,397,246

Net assets	$93,840,557	$70,830,484	$315,751,842	$262,235,085	$145,004,614

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating loss and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Funds recorded the following reclassifications:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed net investment income	$100,007	$210,200	$300,042	$300,031	$—
Accumulated net realized gain (loss)	(100,007)	(142,214)	(300,042)	(300,031)	—
Paid-in capital	—	(67,986)	—	—	—

LVIP American Funds–24

LVIP American Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Service Class II	1,409,826	1,241,700	761,097	880,935	2,537,013	2,584,259
Shares issued upon reinvestment of dividends and distributions:
Service Class II	49,440	34,917	4,860	9,666	158,570	82,538
Shares redeemed:
Service Class II	(576,581)	(796,838)	(699,867)	(858,023)	(1,814,201)	(2,305,822)

Net increase (decrease)	882,685	479,779	66,090	32,578	881,382	360,975

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Service Class II	2,140,839	2,358,922	1,524,231	1,622,877
Shares issued upon reinvestment of dividends and distributions:
Service Class II	148,270	115,781	105,145	90,518
Shares redeemed:
Service Class II	(1,723,205)	(2,084,690)	(1,059,339)	(1,545,649)
Net increase	565,904	390,013	570,037	167,746

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Funds–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Funds

We have audited the accompanying statements of net assets of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, and LVIP American International Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period July 1, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, and LVIP American International Fund (five of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period July 1, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP American Funds–26

LVIP American Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, each Fund reports distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary	(C)
	Capital Gain	Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP American Global Growth Fund	0.00%	100.00%	100.00%
LVIP American Global Small Capitalization Fund	53.13%	46.87%	100.00%
LVIP American Growth Fund	6.84%	93.16%	100.00%
LVIP American Growth-Income Fund	9.31%	90.69%	100.00%
LVIP American International Fund	5.86%	94.14%	100.00%

(A) (B) and (C) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreements

On August 27 and September 16, 2014, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement.

The Board considered that the LVIP American Global Growth Fund, the LVIP American Global Small Capitalization Fund, the LVIP American Growth Fund, the LVIP American Growth-Income Fund and the LVIP American International Fund (collectively, “LVIP American Funds”) each invest all of its assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangement. Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds and the Board considered Capital Research and Management Company’s good investment management reputation.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for each Fund compared to funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one and three year periods, as applicable, ended June 30, 2014.

LVIP American Funds–27

LVIP American Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

The Board reviewed the LVIP American Global Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Stock funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period and above the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Global Small Capitalization Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Stock funds category and the MSCI ACWI Small NR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period and that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered LIAC’s view that performance over the three-year period was largely due to the Fund’s significant underperformance in 2011, driven by poor stock selection. The Board considered American Funds’ reputation for good performance over full market cycles and LIAC’s statement that, LIAC remained confident in the Fund’s investment strategy and the investment team. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year and three year periods. The Board noted LIAC’s view that underperformance of the underlying fund over the one-year period was due to the Fund’s overweight positions in cash and the consumer discretionary sector and stock selection in the consumer staples sector. The Board considered American Funds’ reputation for good performance over full market cycles and noted LIAC’s statement that it remained confident in the Fund’s investment strategy and the investment team. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth-Income Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period and above the median return of the Morningstar peer group and below the benchmark index for the three year period. The Board considered the Fund’s recent improved performance and American Funds’ reputation for good performance over full market cycles. The Board noted LIAC’s statement that it remained confident in the Fund’s investment strategy and the investment team. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American International Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and within range of the benchmark index for the one year period and the same as the median return of the Morningstar peer group and above the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group for each Fund. Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed not to charge a management fee to the LVIP American Funds, unless they are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LIAC charged no management fee conditioned on the master-feeder relationships for the Funds and that LIAC had implemented an expense limitation for the LVIP American Global Growth Fund and the LVIP American Global Small Capitalization Fund. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC did not currently charge the Funds a management fee conditioned on the master-feeder relationship and had implemented an expense limitation for certain of the Funds and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and noted that LIAC does not currently charge the Funds an advisory fee, and therefore concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares

LVIP American Funds–28

LVIP American Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP American Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP American Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Funds–32

LVIP American Preservation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP American Preservation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 2.14% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Barclays Capital U.S. Government/Credit 1-3 Year Index1, returned 0.77%.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index2 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

The Fund posted a positive return for the year, a period when market interest rates fell significantly. Leading contributors to total return versus the benchmark included longer duration holdings, represented by the American Funds Insurance Series® (“AFIS”) Government/AAA-Rated Securities FundSM, the American Funds Bond Fund of America® and AFIS Bond FundSM. A small position in the LVIP Money Market Fund detracted from returns during the year.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/29/12 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Preservation Fund shares on 8/29/12 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,154 for the Standard Class shares and to $10,071 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,175. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP American Preservation Fund–1

LVIP American Preservation Fund

2014 Annual Report Commentary (continued)

Average annual total returns on investment		Ended 12/31/14

Standard Class Shares

One Year	+	2.14%

Inception (8/29/12)	+	0.65%

Service Class Shares

One Year	+	1.78%

Inception (8/29/12)	+	0.30%

1	The Barclays Capital U.S. Government/Credit 1-3 Year Index measures the performance of short-term (1-3 years) government and corporate bonds.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP American Preservation Fund–2

LVIP American Preservation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.19%	$0.96
Service Class Shares	1,000.00	998.30	0.54%	2.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.25	0.19%	$0.97
Service Class Shares	1,000.00	1,022.48	0.54%	2.75

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests significantly all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Preservation Fund–3

LVIP American Preservation Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.00%
Money Market Fund	2.00%
Unaffiliated Investment Companies	98.42%
Fixed Income Funds	95.41%
International Fixed Income Fund	3.01%
Total Value of Securities	100.42%
Liabilities Net of Receivables and Other Assets	(0.42%	)
Total Net Assets	100.00%

LVIP American Preservation Fund–4

LVIP American Preservation Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.00%
Money Market Fund–2.00%
*Lincoln Variable Insurance Products Trust–
LVIP Money Market Fund	604,526	$6,045,262

Total Affiliated Investment Company (Cost $6,045,262)		6,045,262

UNAFFILIATED INVESTMENT COMPANIES–98.42%
Fixed Income Funds–95.41%
²American Funds®–
Bond Fund of America	711,441	9,113,554
Intermediate Bond Fund of America	5,599,478	75,648,948
Short-Term Bond Fund of America	11,826,909	117,914,278

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
American Funds Insurance Series®–
Bond Fund	1,644,369	$18,219,612
High-Income Bond Fund	1,423,598	15,004,726
Mortgage Bond Fund	1,415,683	15,147,812
U.S. Government/AAA-Rated Securities Fund	2,935,465	36,399,769

		287,448,699

International Fixed Income Fund–3.01%
American Funds Insurance Series®–
Global Bond Fund	770,361	9,067,143

		9,067,143

Total Unaffiliated Investment Companies (Cost $297,074,402)		296,515,842

TOTAL VALUE OF SECURITIES–100.42% (Cost $303,119,664)	302,561,104
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.42%)	(1,277,827)

NET ASSETS APPLICABLE TO 30,469,956 SHARES OUTSTANDING–100.00%	$301,283,277

NET ASSET VALUE–LVIP AMERICAN PRESERVATION FUND STANDARD CLASS ($127,957 / 12,941 Shares)	$9.888
NET ASSET VALUE–LVIP AMERICAN PRESERVATION FUND SERVICE CLASS ($301,155,320 / 30,457,015 Shares)	$9.888

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$302,665,438
Undistributed net investment income	208,431
Accumulated net realized loss on investments	(1,032,032)
Net unrealized depreciation of investments.	(558,560)

Total net assets	$301,283,277

²	Class R-6 shares.

*	Standard Class shares.

Class 1 shares.

«	Includes $242,826 payable for investment companies purchased, $24,392 due to custodian and $1,229,256 payable for fund shares redeemed as of December 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–5

LVIP American Preservation Fund

Statement of Operations

Year Ended December 31, 2014

LVIP American Preservation Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$3,574,200
Dividends from affiliated investment company	1,148

3,575,348

EXPENSES:
Distribution fees-Service Class	796,085
Management fees	569,054
Accounting and administration expenses	42,899
Professional fees	22,890
Reports and statements to shareholders	10,126
Custodian fees	5,014
Trustees’ fees and expenses	3,883
Consulting fees	1,923
Pricing fees	64
Other	849

1,452,787
Less management fees waived	(227,621)

Total operating expenses	1,225,166

NET INVESTMENT INCOME	2,350,182

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	143,336
Sale of investments in unaffiliated investment companies	(480,655)

Net realized loss	(337,319)
Net change in unrealized appreciation (depreciation) of investments in unaffiliated investment companies	1,138,868

NET REALIZED AND UNREALIZED GAIN	801,549

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,151,731

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,350,182	$1,096,109
Net realized loss	(337,319)	(471,190)
Net change in unrealized appreciation (depreciation)	1,138,868	(1,490,431)

Net increase (decrease) in net assets resulting from operations	3,151,731	(865,512)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,405)	(2,539)
Service Class	(2,284,713)	(1,352,252)

	(2,286,118)	(1,354,791)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	37,453	240,110
Service Class	210,194,074	181,039,914
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,405	2,539
Service Class	2,284,713	1,352,252

	212,517,645	182,634,815

Cost of shares redeemed:
Standard Class	(138,250)	(25,003)
Service Class	(75,031,829)	(49,537,989)

	(75,170,079)	(49,562,992)

Increase in net assets derived from capital share transactions	137,347,566	133,071,823

NET INCREASE IN NET ASSETS	138,213,179	130,851,520
NET ASSETS:
Beginning of year	163,070,098	32,218,578

End of year	$301,283,277	$163,070,098

Undistributed net investment income	$208,431	$61,680

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–6

LVIP American Preservation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Preservation Fund Standard Class
	Year Ended		8/29/12[1] to 12/31/12
	12/31/14	12/31/13

Net asset value, beginning of period	$9.788	$10.020	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.137	0.153	0.239
Net realized and unrealized gain (loss)	0.073	(0.264)	(0.187)

Total from investment operations	0.210	(0.111)	0.052

Less dividends and distributions from:
Net investment income	(0.110)	(0.121)	(0.032)

Total dividends and distributions	(0.110)	(0.121)	(0.032)

Net asset value, end of period	$9.888	$9.788	$10.020

Total return[3]	2.14%	(1.09% )	0.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$128	$224	$10
Ratio of expenses to average net assets[4]	0.19%	0.23%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.35%	1.39%
Ratio of net investment income to average net assets	1.38%	1.54%	6.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	1.42%	5.84%
Portfolio turnover	13%	55%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–7

LVIP American Preservation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Preservation Fund Service Class
			8/29/12[1]
	Year Ended		to
	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.789	$10.018	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.102	0.118	0.227
Net realized and unrealized gain (loss)	0.073	(0.262)	(0.188)

Total from investment operations	0.175	(0.144)	0.039

Less dividends and distributions from:
Net investment income	(0.076)	(0.085)	(0.021)

Total dividends and distributions	(0.076)	(0.085)	(0.021)

Net asset value, end of period	$9.888	$9.789	$10.018

Total return[3]	1.78%	(1.43% )	0.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$301,155	$162,846	$32,209
Ratio of expenses to average net assets[4]	0.54%	0.58%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.64%	0.70%	1.74%
Ratio of net investment income to average net assets	1.03%	1.19%	6.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	1.07%	5.49%
Portfolio turnover	13%	55%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–8

LVIP American Preservation Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Preservation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests significantly all of its assets in other open-end investment companies that are advised by Lincoln Investment Advisors Corporation (LIAC), American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek current income, consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end Funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2012-December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, and providing certain administrative services to the Fund. For

LVIP American Preservation Fund–9

LVIP American Preservation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Prior to May 1, 2014, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceeded 0.25% of the average daily net assets for the Standard Class and 0.60% for the Service Class.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$8,825
Legal fees	2,426

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administrative expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $1,501 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$37,441
Distribution fees payable to LFD	87,325

The Fund operates as a “fund of funds” structure in reliance on an SEC exemptive order (Release No. 29196). One of the conditions of the order requires that LIAC waive fees otherwise payable to it by a fund of fund in an amount at least equal to any compensation received by LIAC and its affiliates from an unaffiliated Underlying Fund, other than advisory fees (if any) paid to LIAC and its affiliates for managing an unaffiliated Underlying Fund. For the year ended December 31, 2014, LIAC waived $1,501.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$167,221,161
Sales	29,318,389

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$304,050,564

Aggregate unrealized appreciation	$1,012,613
Aggregate unrealized depreciation	(2,502,073)

Net unrealized depreciation	$(1,489,460)

LVIP American Preservation Fund–10

LVIP American Preservation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$302,561,104

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follow:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$2,286,118	$1,354,791

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$302,665,438
Undistributed ordinary income	208,431
Capital loss carryforward	(101,132)
Unrealized depreciation	(1,489,460)

Net assets	$301,283,277

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

LVIP American Preservation Fund–11

LVIP American Preservation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$82,687	$(82,687)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. In 2014, the Fund utilized $39,563 capital loss carryforward.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$101,132	$—	$101,132

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	3,763	24,185
Service Class	21,136,425	18,277,211
Shares issued upon reinvestment of dividends and distributions:
Standard Class	142	259
Service Class	231,253	138,189

	21,371,583	18,439,844

Shares redeemed:
Standard Class	(13,899)	(2,512)
Service Class	(7,546,498)	(4,994,695)

	(7,560,397)	(4,997,207)

Net increase	13,811,186	13,442,637

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP American Preservation Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Preservation Fund

We have audited the accompanying statement of net assets of the LVIP American Preservation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Preservation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP American Preservation Fund–13

LVIP American Preservation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement.

The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one and three year periods, as applicable, ended June 30, 2014.

The Board reviewed the LVIP American Preservation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Barclays US Government/Credit 1-3 Year TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015 for the Fund. The Board also noted that the investment management fee for the Fund was lower than the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

LVIP American Preservation Fund–14

LVIP American Preservation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP American Preservation Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP American Preservation Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Preservation Fund–18

LVIP AQR Enhanced Global Strategies Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIPAQR Enhanced Global Strategies Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP AQR Enhanced Global Strategies Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 4.39% (Standard Class shares with distributions reinvested) since inception on May 1, 2014, while its composite benchmark, the AQR Enhanced Global Strategies Composite1, returned 1.78%; and its broad-based index, the MSCI World Index (net of dividends)2, returned 2.58% during the same period.

The Fund outperformed the benchmark for the year due to positive performance in the US, Europe, and Japan strategies while the Canada strategy underperformed for the period. Outperformance in the US was driven by positive performance in our indirect momentum and momentum signals outweighing negative performance in our stability and management signaling factors. The outperformance in Europe was driven by positive performance in our indirect momentum and momentum signals outweighing negative performance in our industry valuation and valuation factors. The outperformance in Japan was driven by positive performance in our momentum and industry momentum signals outweighing negative performance in our valuation factor. The underperformance in Canada was due to negative performance in our valuation and earnings quality signals outweighing positive performance in our industry momentum and momentum factors.

Positive performance in stock selection and industry selection within the Information Technology sector outweighed negative performance in stock selection and industry selection within the Consumer Discretionary sector. In terms of sector positioning we are currently overweight Information Technology while being underweight Consumer Discretionary.

Tactically, we now are underweight value in Europe while at our long-term strategic weight of value in the US and Japan.

Jacques A. Friedman, M.S.

Lars N. Nielsen, M.Sc.

AQR Capital Management, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP AQR Enhanced Global Strategies Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,439 for the Standard Class shares and to $10,422 for the Service Class shares. For comparison, look at how the AQR Enhanced Global Strategies Composite and MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $10,178 and $10,258, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment		Ended 12/31/14

Standard Class Shares

Inception (5/1/14)	+	4.39

Service Class Shares

Inception (5/1/14)	+	4.22

[1]	The AQR Composite is constructed as follows: 10% Barclays Global Aggregate Bond TR USD, 10% Citi Treasury Bill 3 months USD, 80% MSCI World NR USD.

[2]

The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP AQR Enhanced Global Strategies Fund–1

LVIP AQR Enhanced Global Strategies Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,012.50	0.70%	$3.55
Service Class Shares	1,000.00	1,011.30	0.95%	4.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.68	0.70%	$3.57
Service Class Shares	1,000.00	1,020.42	0.95%	4.84

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP AQR Enhanced Global Strategies Fund–2

LVIP AQR Enhanced Global Strategies Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2014

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	76.93%
U.S. Markets	43.51%
Aerospace & Defense	2.33%
Air Freight & Logistics	0.29%
Airlines	1.34%
Banks	1.87%
Beverages	1.10%
Biotechnology	2.64%
Capital Markets	0.18%
Chemicals	1.84%
Communications Equipment	0.31%
Consumer Finance	0.67%
Containers & Packaging	0.09%
Diversified Financial Services	0.38%
Diversified Telecommunication Services	0.66%
Electric Utilities	1.40%
Electrical Equipment	0.11%
Electronic Equipment, Instruments & Components	1.07%
Energy Equipment & Services	0.07%
Food & Staples Retailing	0.58%
Food Products	1.38%
Health Care Equipment & Supplies	0.90%
Health Care Providers & Services	2.61%
Hotels, Restaurants & Leisure	0.09%
Household Durables	0.09%
Household Products	0.40%
Independent Power & Renewable Electricity Producers	0.06%
Industrial Conglomerates	0.43%
Insurance	0.90%
Internet & Catalog Retail	0.07%
Internet Software & Services	1.98%
IT Services	0.48%
Machinery	0.07%
Media	0.58%
Multiline Retail	0.30%
Multi-Utilities	0.97%
Oil, Gas & Consumable Fuels	2.70%
Pharmaceuticals	3.70%
Professional Services	0.10%
Real Estate Investment Trusts	0.91%
Road & Rail	0.61%
Semiconductors & Semiconductor Equipment	1.80%
Software	1.84%
Specialty Retail	0.54%
Technology Hardware, Storage & Peripherals	2.58%
Tobacco	0.49%
Developed Markets	33.42%
Aerospace & Defense	0.12%

Security Type/Sector	Percentage of Net Assets
Air Freight & Logistics	0.19%
Airlines	0.48%
Auto Components	0.49%
Automobiles	0.35%
Banks	3.91%
Building Products	0.09%
Capital Markets	0.40%
Chemicals	0.19%
Commercial Services & Supplies	0.24%
Communications Equipment	0.18%
Construction & Engineering	0.68%
Diversified Financial Services	0.28%
Diversified Telecommunication Services	2.17%
Electric Utilities	1.47%
Electrical Equipment	0.48%
Electronic Equipment, Instruments & Components	0.97%
Food & Staples Retailing	0.24%
Food Products	0.85%
Gas Utilities	0.55%
Health Care Providers & Services	0.11%
Hotels, Restaurants & Leisure	0.05%
Household Durables	1.44%
Industrial Conglomerates	0.23%
Insurance	3.78%
Internet Software & Services	0.24%
IT Services	0.39%
Leisure Products	0.16%
Machinery	0.68%
Marine	0.05%
Media	0.73%
Metals & Mining	0.41%
Multiline Retail	0.18%
Multi-Utilities	0.72%
Oil, Gas & Consumable Fuels	1.41%
Personal Products	0.07%
Pharmaceuticals	3.06%
Professional Services	0.10%
Real Estate Investment Trusts	0.38%
Real Estate Management & Development	0.83%
Road & Rail	0.43%
Semiconductors & Semiconductor Equipment	0.93%
Software	0.05%
Specialty Retail	0.26%
Technology Hardware, Storage & Peripherals	0.84%
Textiles, Apparel & Luxury Goods	0.74%
Tobacco	0.14%
Trading Companies & Distributors	0.32%
Transportation Infrastructure	0.06%
Wireless Telecommunication Services	0.30%

LVIP AQR Enhanced Global Strategies Fund–3

LVIP AQR Enhanced Global Strategies Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Security Type/Sector	Percentage of Net Assets
Investment Companies	10.16%
Money Market Fund	12.29%
Total Value of Securities	99.38%
Receivables and Other Assets Net of Liabilities	0.62%
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	1.60%
Gilead Sciences	0.99%
Merck	0.95%
Johnson & Johnson	0.89%
Biogen Idec	0.87%
Pfizer	0.85%
Broadcom	0.74%
Wells Fargo	0.70%
Flextronics International	0.65%
Edwards Lifesciences	0.65%
Total	8.89%

Geography	Percentage of Net Assets
Australia	1.74%
Belgium	0.32%
Bermuda	1.36%
Canada	1.99%
Denmark	0.81%
Finland	0.66%
France	3.31%
Germany	1.85%
Hong Kong	0.98%
Ireland	0.06%
Italy	1.12%
Japan	6.68%
Netherlands	2.23%
Singapore	0.04%
Spain	1.65%
Sweden	0.91%
Switzerland	2.75%
United Kingdom	5.52%
United States	53.11%
Total	87.09%

LVIP AQR Enhanced Global Strategies Fund–4

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets

December 31, 2014

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK–76.93%
U.S. MARKETS–43.51%
Aerospace & Defense–2.33%
Boeing	100	$12,998
General Dynamics	376	51,745
Honeywell International	100	9,992
L-3 Communications Holdings	308	38,873
Lockheed Martin	243	46,794
Northrop Grumman	400	58,956
Raytheon	400	43,268
United Technologies	100	11,500

		274,126

Air Freight & Logistics–0.29%
FedEx	194	33,690

		33,690

Airlines–1.34%
American Airlines Group	266	14,266
Delta Air Lines	1,339	65,865
Southwest Airlines	682	28,862
†United Continental Holdings	720	48,161

		157,154

Banks–1.87%
Bank of America	2,176	38,929
CIT Group	200	9,566
JPMorgan Chase	735	45,996
KeyCorp	500	6,950
PNC Financial Services Group	400	36,492
Wells Fargo	1,500	82,230

		220,163

Beverages–1.10%
Coca-Cola	1,000	42,220
Dr Pepper Snapple Group	300	21,504
†Monster Beverage	253	27,413
PepsiCo	400	37,824

		128,961

Biotechnology–2.64%
†Alexion Pharmaceuticals	100	18,503
Amgen	95	15,133
†Biogen Idec	300	101,835
†Celgene	415	46,422
†Gilead Sciences	1,237	116,600
†Pharmacyclics	100	12,226

		310,719

Capital Markets–0.18%
Ameriprise Financial	100	13,225
Bank of New York Mellon	209	8,479

		21,704

Chemicals–1.84%
CF Industries Holdings	200	54,508

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Chemicals (continued)
Dow Chemical	600	$27,366
LyondellBasell Industries Class A	823	65,338
PPG Industries	300	69,345

		216,557

Communications Equipment–0.31%
Harris	100	7,182
QUALCOMM	400	29,732

		36,914

Consumer Finance–0.67%
American Express	400	37,216
Capital One Financial	397	32,772
Navient	400	8,644

		78,632

Containers & Packaging–0.09%
Avery Dennison	200	10,376

		10,376

Diversified Financial Services–0.38%
†Berkshire Hathaway Class B	300	45,045

		45,045

Diversified Telecommunication Services–0.66%
AT&T	922	30,970
Verizon Communications	1,000	46,780

		77,750

Electric Utilities–1.40%
American Electric Power	1,053	63,938
Duke Energy	200	16,708
Edison International	500	32,740
Entergy	429	37,529
Pinnacle West Capital	200	13,662

		164,577

Electrical Equipment–0.11%
Emerson Electric	200	12,346

		12,346

Electronic Equipment, Instruments & Components–1.07%
†Arrow Electronics	400	23,156
Corning	1,100	25,223
†Flextronics International	6,893	77,064

		125,443

Energy Equipment & Services–0.07%
Halliburton	208	8,181

		8,181

Food & Staples Retailing–0.58%
CVS Health	600	57,786

LVIP AQR Enhanced Global Strategies Fund–5

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Food & Staples Retailing (continued)
Walgreens Boots Alliance	141	$10,744

		68,530

Food Products–1.38%
Archer-Daniels-Midland	1,300	67,600
Bunge	292	26,546
Hormel Foods	200	10,420
Mondelez International Class A	500	18,163
Tyson Foods Class A	978	39,208

		161,937

Health Care Equipment & Supplies–0.90%
Abbott Laboratories	200	9,004
†CareFusion	100	5,934
†Edwards Lifesciences	600	76,428
Medtronic	200	14,440

		105,806

Health Care Providers & Services–2.61%
Aetna	700	62,181
Anthem	400	50,268
Cardinal Health	500	40,365
Cigna	100	10,291
Humana	500	71,815
McKesson	200	41,516
UnitedHealth Group	300	30,327

		306,763

Hotels, Restaurants & Leisure–0.09%
Carnival	200	9,066
Royal Caribbean Cruises	24	1,978

		11,044

Household Durables–0.09%
D.R.Horton	400	10,116

		10,116

Household Products–0.40%
Kimberly-Clark	300	34,662
Procter & Gamble	136	12,388

		47,050

Independent Power & Renewable Electricity Producers–0.06%
AES	500	6,885

		6,885

Industrial Conglomerates–0.43%
3M	200	32,864
Danaher	200	17,142

		50,006

Insurance–0.90%
Allstate	300	21,075
American International Group	109	6,105

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Insurance (continued)
Assurant	300	$20,529
Travelers	200	21,170
Unum Group	1,041	36,310

		105,189

Internet & Catalog Retail–0.07%
Expedia	100	8,536

		8,536

Internet Software & Services–1.98%
†Akamai Technologies	700	44,072
†Facebook Class A	820	63,976
†Google Class A	100	53,066
†Google Class C	100	52,640
†Rackspace Hosting	397	18,584

		232,338

IT Services–0.48%
Computer Sciences	265	16,708
Fidelity National Information Services	100	6,220
†Fiserv	300	21,291
MasterCard Class A	142	12,235

		56,454

Machinery–0.07%
SPX	100	8,592

		8,592

Media–0.58%
Comcast Class A	100	5,801
†DISH Network Class A	100	7,289
Time Warner	600	51,252
Viacom Class B	47	3,537

		67,879

Multiline Retail–0.30%
†Dollar General	296	20,927
†Dollar Tree	200	14,076

		35,003

Multi-Utilities–0.97%
Alliant Energy	200	13,284
Ameren	100	4,613
DTE Energy	500	43,185
Public Service Enterprise Group	1,007	41,700
Sempra Energy	100	11,136

		113,918

Oil, Gas & Consumable Fuels–2.70%
Anadarko Petroleum	300	24,750
Chevron	100	11,218
Cimarex Energy	225	23,850
EOG Resources	190	17,493

LVIP AQR Enhanced Global Strategies Fund–6

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil	600	$55,470
Hess	200	14,764
Marathon Petroleum	386	34,840
Phillips 66	853	61,160
Valero Energy	1,500	74,250

		317,795

Pharmaceuticals–3.70%
AbbVie	961	62,888
†Actavis	39	10,039
Allergan	100	21,259
Bristol-Myers Squibb	175	10,330
Johnson & Johnson	1,000	104,570
Merck	1,968	111,763
Pfizer	3,200	99,680
†Valeant Pharmaceuticals International	100	14,315

		434,844

Professional Services–0.10%
Dun & Bradstreet	100	12,096

		12,096

Real Estate Investment Trusts–0.91%
American Tower	100	9,885
Boston Properties	100	12,869
Crown Castle International	100	7,870
Equity Residential	100	7,184
HCP	100	4,403
Health Care REIT	100	7,567
Host Hotels & Resorts	200	4,754
Prologis	200	8,606
Simon Property Group	100	18,211
Ventas	100	7,170
Vornado Realty Trust	100	11,771
Weyerhaeuser	200	7,178

		107,468

Road & Rail–0.61%
CSX	496	17,970
Union Pacific	450	53,609

		71,579

Semiconductors & Semiconductor Equipment–1.80%
Applied Materials	400	9,968
Broadcom Class A	1,999	86,617
Intel	1,800	65,322
†Micron Technology	828	28,988
NVIDIA	1,000	20,050

		210,945

Software–1.84%
†Citrix Systems	700	44,660
†Electronic Arts	1,500	70,523

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Software (continued)
Microsoft	1,500	$69,675
Oracle	700	31,479

		216,337

Specialty Retail–0.54%
Best Buy	300	11,694
Home Depot	300	31,491
Lowe’s	300	20,640

		63,825

Technology Hardware, Storage & Peripherals–2.58%
Apple	1,700	187,646
EMC	200	5,948
Hewlett-Packard	1,284	51,527
NetApp	600	24,870
Western Digital	300	33,210

		303,201

Tobacco–0.49%
Altria Group	500	24,635
Philip Morris International	400	32,580

		57,215

Total U.S. Markets (Cost $4,629,918)		5,113,689

§DEVELOPED MARKETS–33.42%
Aerospace & Defense–0.12%
Thales	263	14,230

		14,230

Air Freight & Logistics–0.19%
Deutsche Post	682	22,139

		22,139

Airlines–0.48%
easyJet	974	25,203
†International Consolidated Airlines Group (London Stock Exchange)	1,446	10,772
Japan Airlines	700	20,756

		56,731

Auto Components–0.49%
Delphi Automotive	300	21,816
Magna International	200	21,669
Michelin Class B	156	14,082

		57,567

Automobiles–0.35%
†Fiat Chrysler Automobiles	933	10,841
Fuji Heavy Industries	100	3,539
Mitsubishi Motors	700	6,395
Suzuki Motor	400	11,988

LVIP AQR Enhanced Global Strategies Fund–7

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Automobiles (continued)
Yamaha Motor	400	$8,004

		40,767

Banks–3.91%
Australia & New Zealand Banking Group	660	17,175
Banco de Sabadell	1,110	2,937
Banco Santander	7,389	62,017
Bank of Montreal	100	7,073
Bank of Nova Scotia	200	11,414
Bank of Yokohama	2,000	10,863
Barclays	11,236	42,234
CaixaBank	2,140	11,213
Canadian Imperial Bank of Commerce	200	17,185
Credit Agricole	565	7,293
Fukuoka Financial Group	2,000	10,312
HSBC Holdings	1,802	17,026
†Lloyds Banking Group	9,172	10,787
Mitsubishi UFJ Financial Group	4,000	21,979
National Australia Bank	444	12,109
National Bank of Canada	100	4,255
Natixis	3,213	21,201
Resona Holdings	4,800	24,249
Royal Bank of Canada	200	13,811
Skandinaviska Enskilda Banken Class A	1,276	16,203
Societe Generale	575	24,064
Sumitomo Mitsui Financial Group	500	18,078
Toronto-Dominion Bank	300	14,332
UniCredit	7,684	49,221
Unione di Banche Italiane SCPA	1,337	9,563
Westpac Banking	129	3,470

		460,064

Building Products–0.09%
Cie de Saint-Gobain	248	10,505

		10,505

Capital Markets–0.40%
3i Group	2,298	16,021
Ci Financial	100	2,779
Daiwa Securities Group	1,000	7,831
Macquarie Group	95	4,480
Mediobanca	1,389	11,286
Nomura Holdings	900	5,094

		47,491

Chemicals–0.19%
Asahi Kasei	2,000	18,246
Hitachi Chemical	200	3,534

		21,780

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Commercial Services & Supplies–0.24%
BIC	171	$22,730
Secom	100	5,746

		28,476

Communications Equipment–0.18%
Ericsson Class B	1,753	21,225

		21,225

Construction & Engineering–0.68%
Koninklijke Boskalis Westminster	814	44,530
Leighton Holdings	374	6,811
Taisei	5,000	28,362

		79,703

Diversified Financial Services–0.28%
ASX	46	1,373
Deutsche Boerse	52	3,695
Hong Kong Exchanges & Clearing	300	6,624
†ING Groep	1,038	13,411
Investor Class B	123	4,472
ORIX	300	3,775

		33,350

Diversified Telecommunication Services–2.17%
Belgacom	1,036	37,590
BT Group	8,914	55,438
Deutsche Telekom	363	5,808
Nippon Telegraph & Telephone	100	5,109
Orange	4,262	72,483
PCCW	1,000	681
Telstra	14,669	71,224
Vivendi	287	7,144

		255,477

Electric Utilities–1.47%
Enel	6,638	29,589
Fortum	1,265	27,465
Iberdrola	10,759	72,524
Power Assets Holdings	500	4,834
Red Electrica	338	29,795
†Tokyo Electric Power	2,200	8,949

		173,156

Electrical Equipment–0.48%
†ABB	524	11,087
Mabuchi Motor	200	7,939
Mitsubishi Electric	1,000	11,879
†OSRAM Licht	648	25,440

		56,345

Electronic Equipment, Instruments & Components–0.97%
FUJIFILM Holdings	1,000	30,516
Hitachi High-Technologies	600	17,237

LVIP AQR Enhanced Global Strategies Fund–8

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Electronic Equipment, Instruments & Components (continued)
HOYA	500	$16,914
Omron	200	8,948
TDK	100	5,890
TE Connectivity	543	34,345

		113,850

Food & Staples Retailing–0.24%
Alimentation Couche Tard Class B	447	18,731
Koninklijke Ahold	302	5,367
Seven & I Holdings	100	3,597

		27,695

Food Products–0.85%
Aryzta	406	31,201
Associated British Foods	743	36,320
MEIJI Holdings	100	9,099
Nestle	137	9,987
Unilever	316	12,837

		99,444

Gas Utilities–0.55%
Gas Natural	611	15,349
Snam	6,569	32,511
Tokyo Gas	3,000	16,188

		64,048

Health Care Providers & Services–0.11%
Alfresa Holdings	400	4,831
Suzuken	300	8,288

		13,119

Hotels, Restaurants & Leisure–0.05%
Whitbread	81	5,994

		5,994

Household Durables–1.44%
Electrolux Class B	859	25,099
Husqvarna Class B	5,442	40,001
Panasonic	2,200	25,915
Persimmon	2,664	65,057
Sekisui Chemical	1,000	12,032
Sekisui House	100	1,316

		169,420

Industrial Conglomerates–0.23%
Siemens	241	27,041

		27,041

Insurance–3.78%
Aegon	1,618	12,161
AIA Group	3,000	16,548
Allianz	55	9,109
Aon	100	9,483

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Insurance (continued)
AXA	343	$7,904
Axis Capital Holdings	200	10,218
CNP Assurances	893	15,831
Delta Lloyd	2,400	52,777
Direct Line Insurance Group	6,589	29,802
Everest Re Group	100	17,030
Great-West Lifeco Class A	100	2,891
Hannover Rueckversicherung	335	30,221
Manulife Financial	800	15,271
Muenchener Rueckversicherungs	169	33,654
PartnerRe	600	68,478
Power Corp of Canada	100	2,733
Resolution	542	3,078
SCOR SE	406	12,302
Swiss Life Holding	317	74,923
Swiss Re	231	19,351

		443,765

Internet Software & Services–0.24%
United Internet	613	27,612

		27,612

IT Services–0.39%
Computershare	114	1,091
Fujitsu	6,000	31,993
NTT Data	100	3,726
Otsuka	300	9,513

		46,323

Leisure Products–0.16%
Namco Bandai Holdings	600	12,704
Yamaha	400	5,896

		18,600

Machinery–0.68%
JTEKT	900	15,148
Kawasaki Heavy Industries	2,000	9,096
Sumitomo Heavy Industries	6,000	32,277
Vallourec	563	15,258
Weir Group	270	7,741

		79,520

Marine–0.05%
A.P. Moller-Maersk Class B	3	5,967

		5,967

Media–0.73%
British Sky Broadcasting Group	1,090	15,210
Hakuhodo DY Holdings	1,300	12,442
ITV	9,286	30,971
Lagardere	397	10,339

LVIP AQR Enhanced Global Strategies Fund–9

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Media (continued)
Reed Elsevier	687	$16,406

		85,368

Metals & Mining–0.41%
Anglo American	212	3,922
BHP Billiton	706	16,694
BHP Billiton Plc	522	11,186
†Newcrest Mining	183	1,610
Rio Tinto	313	14,426

		47,838

Multiline Retail–0.18%
Next	200	21,209

		21,209

Multi-Utilities–0.72%
E.ON	1,944	33,226
GDF Suez	1,898	44,259
RWE	229	7,068

		84,553

Oil, Gas & Consumable Fuels–1.41%
BP	4,564	28,967
Caltex Australia	100	2,775
Canadian Natural Resources	400	12,365
Crescent Point Energy	100	2,316
Encana	1,000	13,916
Enerplus	1,100	10,593
Royal Dutch Shell Class A	1,084	36,172
Royal Dutch Shell Class B	473	16,341
Suncor Energy	1,000	31,757
Total	193	9,888

		165,090

Personal Products–0.07%
Kao	200	7,888

		7,888

Pharmaceuticals–3.06%
Astellas Pharma	800	11,139
AstraZeneca	376	26,554
Bayer	78	10,632
GlaxoSmithKline	1,202	25,784
Mitsubishi Tanabe Pharma	600	8,796
Novartis	654	60,654
Novo Nordisk Class B	362	15,313
Orion Class B	951	29,577
Otsuka Holdings	700	20,989
Roche Holding	257	69,632
Sanofi	701	63,911
Shionogi	400	10,335

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Pharmaceuticals (continued)
Shire	96	$6,806

		360,122

Professional Services–0.10%
Adecco	170	11,686

		11,686

Real Estate Investment Trusts–0.38%
Ascendas Real Estate Investment Trust.	1,000	1,794
British Land	312	3,762
CapitaCommercial Trust	1,000	1,320
CapitaMall Trust	1,000	1,535
Dexus Property Group	219	1,241
Federation Centres	340	792
Goodman Group	408	1,885
GPT Group	406	1,437
H&R Real Estate Investment Trust	100	1,870
Japan Retail Fund Investment	1	2,113
Land Securities Group	258	4,637
Link REIT	500	3,131
Mirvac Group	879	1,272
Novion Property Group	508	873
RioCan REIT	100	2,275
Stockland	553	1,848
Unibail-Rodamco	32	8,209
United Urban Investment	1	1,574
†Westfield	470	3,446

		45,014

Real Estate Management & Development–0.83%
Brookfield Asset Management	100	5,010
Cheung Kong Holdings	1,000	16,748
Daiwa House Industry	200	3,779
Henderson Land Development	1,000	6,951
Hulic	100	1,000
Hysan Development	1,000	4,438
Lend Lease Group	2,867	38,190
New World Development	1,000	1,148
†Scentre Group	1,243	3,522
Sino Land	10,000	16,055
Tokyu Fudosan Holdings	100	694

		97,535

Road & Rail–0.43%
Canadian National Railway	100	6,887
Central Japan Railway	200	29,978
West Japan Railway	300	14,185

		51,050

Semiconductors & Semiconductor Equipment–0.93%
ASM Pacific Technology	100	952
Infineon Technologies	653	6,910

LVIP AQR Enhanced Global Strategies Fund–10

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group	4,430	$64,235
Rohm	500	30,129
Tokyo Electron	100	7,584

		109,810

Software–0.05%
Open Text	100	5,819

		5,819

Specialty Retail–0.26%
Kingfisher	4,154	21,956
Shimamura	100	8,630

		30,586

Technology Hardware, Storage & Peripherals–0.84%
Brother Industries	1,700	30,819
Canon	100	3,179
Konica Minolta Holdings	2,600	28,332
Nokia	2,541	20,096
Seiko Epson	400	16,739

		99,165

Textiles, Apparel & Luxury Goods–0.74%
Pandora	601	48,716
Yue Yuen Industrial Holdings	10,500	37,759

		86,475

Tobacco–0.14%
Imperial Tobacco Group	376	16,549

		16,549

Trading Companies & Distributors–0.32%
Finning International	400	8,685
ITOCHU	400	4,270
Mitsubishi	200	3,660
Travis Perkins	747	21,499

		38,114

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Transportation Infrastructure–0.06%
Aeroports de Paris	61	$7,376

		7,376

Wireless Telecommunication Services–0.30%
NTT DOCOMO	200	2,913
Vodafone Group	9,554	32,753

		35,666

Total Developed Markets (Cost $4,067,073)		3,928,317

Total Common Stock (Cost $8,696,991)		9,042,006

INVESTMENT COMPANIES–10.16%
AQR Managed Futures Strategy Fund	28,269	300,495
AQR Style Premia Alternative Fund	90,695	894,250

Total Investment Companies (Cost $1,214,786)		1,194,745

MONEY MARKET FUND–12.29%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	1,444,105	1,444,105

Total Money Market Fund (Cost $1,444,105)		1,444,105

TOTAL VALUE OF SECURITIES–99.38% (Cost $11,355,882)	$11,680,856
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.62%	72,902

NET ASSETS APPLICABLE TO 1,146,833 SHARES OUTSTANDING–100.00%	$11,753,758

NET ASSET VALUE–LVIP AQR ENHANCED GLOBAL STRATEGIES FUND STANDARD CLASS ($1,076,158 / 104,999 Shares)	$10.249
NET ASSET VALUE–LVIP AQR ENHANCED GLOBAL STRATEGIES FUND SERVICE CLASS ($10,677,600 / 1,041,834 Shares)	$10.249

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$11,502,676
Distributions in excess of net investment income	(5,561)
Accumulated net realized loss on investments	(82,177)
Net unrealized appreciation of investments and derivatives	338,820

Total net assets	$11,753,758

LVIP AQR Enhanced Global Strategies Fund–11

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

†	Non-income producing for the period.

«	Includes $13,477 Cash pledged as collateral and $(4,233) Foreign Currency payable to broker for futures contracts and $44 payable for fund shares redeemed as of December 31, 2014.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(3)	10 yr Mini JGB	$(368,127)	$(370,310)	3/11/15	$(2,183)
1	E-mini MSCI EAFE Index	87,082	87,895	3/24/15	813
1	E-mini S&P 500 Index	99,172	102,620	3/24/15	3,448
1	Euro-Bund	185,286	188,610	3/9/15	3,325
2	Long Gilt	364,535	372,551	3/31/15	8,016
4	U.S. Treasury 10 yr Notes	505,706	507,188	3/24/15	1,481

		$ 873,654			$ 14,900

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

EAFE–Europe Australasia Far East

REIT–Real Estate Investment Trust

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP AQR Enhanced Global Strategies Fund–12

LVIP AQR Enhanced Global Strategies Fund

Statement of Operations

May 1, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends	$248,096
Foreign tax withheld	(6,114)

241,982

EXPENSES:
Management fees	49,078
Professional fees	41,613
Pricing fees	20,725
Custodian fees	18,217
Distribution fees-Service Class	16,048
Reports and statements to shareholders	3,436
Accounting and administration expenses	1,576
Trustees’ fees and expenses	43
Consulting fees	11
Other	6

150,753
Less management fees waived	(6,402)
Less expenses reimbursed	(78,514)

Total operating expenses	65,837

NET INVESTMENT INCOME	176,145

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(85,528)
Foreign currencies	(12,615)
Foreign currency exchange contracts	9,143
Futures contracts	16,180

Net realized loss	(72,820)

Net change in unrealized appreciation (depreciation) of:
Investments	324,973
Foreign currencies	(1,053)
Futures contracts	14,900

Net change in unrealized appreciation (depreciation)	338,820

NET REALIZED AND UNREALIZED GAIN	266,000

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$442,145

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP AQR Enhanced Global Strategies Fund

Statement of Changes in Net Assets

5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$176,145
Net realized loss	(72,820)
Net change in unrealized appreciation (depreciation)	338,820

Net increase in net assets resulting from operations	442,145

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(19,601)
Service Class	(177,128)
Return of capital:
Standard Class	(116)
Service Class	(1,151)

(197,996)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,066,569
Service Class	10,325,542

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	19,717
Service Class	178,279

11,590,107

Cost of shares redeemed:
Standard Class	(34,975)
Service Class	(45,523)

(80,498)

Increase in net assets derived from capital share transactions	11,509,609

NET INCREASE IN NET ASSETS	11,753,758
NET ASSETS:
Beginning of period	—

End of period	$11,753,758

Distributions in excess of net investment income	$(5,561)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP AQR Enhanced Global Strategies Fund–13

LVIP AQR Enhanced Global Strategies Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP AQR Enhanced Global Strategies Fund
	Standard Class 5/1/14[1] to 12/31/14	Service Class 5/1/14[1] to 12/31/14
Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.186	0.169
Net realized and unrealized gain	0.254	0.254

Total from investment operations	0.440	0.423

Less dividends and distributions from:
Net investment income	(0.190)	(0.173)
Return of capital	(0.001)	(0.001)

Total dividends and distributions	(0.191)	(0.174)

Net asset value, end of period	$10.249	$10.249

Total return[3]	4.39%	4.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,076	$10,678
Ratio of expenses to average net assets[4]	0.70%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.89%	2.14%
Ratio of net investment income to average net assets	2.70%	2.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.51%	1.26%
Portfolio turnover	44%	44%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP AQR Enhanced Global Strategies Fund–14

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP AQR Enhanced Global Strategies Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2014* through December 31, 2014, the Fund did not incur any interest or penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP AQR Enhanced Global Strategies Fund–15

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the period May 1, 2014* through December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2014* through December 31, 2014.

*	Date of commencement of operations.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.69% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.09% of the average daily net assets of the Fund’s advisory fee. The agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.70% of the average daily net assets for the Standard Class and 0.95% for the Service Class. The agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

AQR Capital Management, LLC (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2014* through December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$192
Legal fees	56

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

LVIP AQR Enhanced Global Strategies Fund–16

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2014, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$11,756
Management fees payable to LIAC	6,011
Distribution fees payable to LFD	2,275

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life owned 97.00% of the Standard Class and 87.84% of the Service Class shares of the Fund.

*	Date of commencement of operations.

3. Investments

For the period May 1, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$14,145,103
Sales	4,119,820

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$11,369,162

Aggregate unrealized appreciation	$880,033
Aggregate unrealized depreciation	(568,339)

Net unrealized appreciation	$311,694

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP AQR Enhanced Global Strategies Fund–17

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock
U.S. Markets
Aerospace & Defense	$274,126	$—	$274,126
Air Freight & Logistics	33,690	—	33,690
Airlines	157,154	—	157,154
Banks	220,163	—	220,163
Beverages	128,961	—	128,961
Biotechnology	310,719	—	310,719
Capital Markets	21,704	—	21,704
Chemicals	216,557	—	216,557
Communications Equipment	36,914	—	36,914
Consumer Finance	78,632	—	78,632
Containers & Packaging	10,376	—	10,376
Diversified Financial Services	45,045	—	45,045
Diversified Telecommunication Services	77,750	—	77,750
Electric Utilities	164,577	—	164,577
Electrical Equipment	12,346	—	12,346
Electronic Equipment, Instruments & Components	125,443	—	125,443
Energy Equipment & Services	8,181	—	8,181
Food & Staples Retailing	68,530	—	68,530
Food Products	161,937	—	161,937
Health Care Equipment & Supplies	105,806	—	105,806
Health Care Providers & Services	306,763	—	306,763
Hotels, Restaurants & Leisure	11,044	—	11,044
Household Durables	10,116	—	10,116
Household Products	47,050	—	47,050
Independent Power & Renewable Electricity Producers	6,885	—	6,885
Industrial Conglomerates	50,006	—	50,006
Insurance	105,189	—	105,189
Internet & Catalog Retail	8,536	—	8,536
Internet Software & Services	232,338	—	232,338
IT Services.	56,454	—	56,454
Machinery	8,592	—	8,592
Media	67,879	—	67,879
Multiline Retail	35,003	—	35,003
Multi-Utilities	113,918	—	113,918
Oil, Gas & Consumable Fuels	317,795	—	317,795
Pharmaceuticals	434,844	—	434,844
Professional Services	12,096	—	12,096
Real Estate Investment Trusts	107,468	—	107,468
Road & Rail	71,579	—	71,579
Semiconductors & Semiconductor Equipment	210,945	—	210,945
Software	216,337	—	216,337
Specialty Retail	63,825	—	63,825
Technology Hardware, Storage & Peripherals	303,201	—	303,201
Tobacco	57,215	—	57,215
Developed Markets
Aerospace & Defense	—	14,230	14,230
Air Freight & Logistics	—	22,139	22,139
Airlines	—	56,731	56,731
Auto Components	43,485	14,082	57,567
Automobiles	—	40,767	40,767

LVIP AQR Enhanced Global Strategies Fund–18

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Banks	$68,070	$391,994	$460,064
Building Products	—	10,505	10,505
Capital Markets	2,779	44,712	47,491
Chemicals	—	21,780	21,780
Commercial Services & Supplies	22,730	5,746	28,476
Communications Equipment	—	21,225	21,225
Construction & Engineering	—	79,703	79,703
Diversified Financial Services	—	33,350	33,350
Diversified Telecommunication Services	—	255,477	255,477
Electric Utilities	—	173,156	173,156
Electrical Equipment	—	56,345	56,345
Electronic Equipment, Instruments & Components	34,345	79,505	113,850
Food & Staples Retailing	18,731	8,964	27,695
Food Products	—	99,444	99,444
Gas Utilities	—	64,048	64,048
Health Care Providers & Services	—	13,119	13,119
Hotels, Restaurants & Leisure	—	5,994	5,994
Household Durables	—	169,420	169,420
Industrial Conglomerates	—	27,041	27,041
Insurance	126,104	317,661	443,765
Internet Software & Services	—	27,612	27,612
IT Services	—	46,323	46,323
Leisure Products	—	18,600	18,600
Machinery	—	79,520	79,520
Marine	—	5,967	5,967
Media	—	85,368	85,368
Metals & Mining	—	47,838	47,838
Multiline Retail	—	21,209	21,209
Multi-Utilities	—	84,553	84,553
Oil, Gas & Consumable Fuels	70,947	94,143	165,090
Personal Products	—	7,888	7,888
Pharmaceuticals	—	360,122	360,122
Professional Services	—	11,686	11,686
Real Estate Investment Trusts	7,276	37,738	45,014
Real Estate Management & Development	5,010	92,525	97,535
Road & Rail	6,887	44,163	51,050
Semiconductors & Semiconductor Equipment	64,235	45,575	109,810
Software	5,819	—	5,819
Specialty Retail	—	30,586	30,586
Technology Hardware, Storage & Peripherals	—	99,165	99,165
Textiles, Apparel & Luxury Goods	—	86,475	86,475
Tobacco	—	16,549	16,549
Trading Companies & Distributors	8,685	29,429	38,114
Transportation Infrastructure	—	7,376	7,376
Wireless Telecommunication Services	—	35,666	35,666
Investment Companies	1,194,745	—	1,194,745
Money Market Fund	1,444,105	—	1,444,105

Total	$8,237,642	$3,443,214	$11,680,856

Futures Contracts	$14,900	$—	$14,900

There were no Level 3 investments at the end of the year.

During the period May 1, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing. In accordance with the fair value procedures described in Note 1, international fair

LVIP AQR Enhanced Global Strategies Fund–19

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

3. Investments (continued)

value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

*	Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2014* through December 31, 2014 were as follows:

5/1/14* to 12/31/14
Ordinary income	$196,729
Return of capital	1,267

Total	$197,996

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$11,502,676
Capital loss carryforwards	(33,990)
Other temporary differences	(25,568)
Unrealized appreciation	310,640

Net assets	$11,753,758

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of qualified late year capital losses, losses due to wash sales, mark-to-market of futures contracts, and tax treatment of passive foreign investment companies.

Qualified late year capital losses represent losses realized from November 1, 2014 through December 31, 2014 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$15,023	$(9,357)	$(5,666)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)* Short-Term	Total
$33,990	$33,990

LVIP AQR Enhanced Global Strategies Fund–20

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

5/1/14* to 12/31/14
Shares sold:
Standard Class	106,490
Service Class	1,028,950
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,909
Service Class	17,263

1,154,612

Shares redeemed:
Standard Class	(3,400)
Service Class	(4,379)

(7,779)

Net increase	1,146,833

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP AQR Enhanced Global Strategies Fund–21

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$17,083	Receivables and other assets net of liabilities	$(2,183)

The effect of derivative instruments on the Statement of Operations for the period May 1, 2014* through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$9,143	$—
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	16,180	14,900

Total		$25,323	$14,900

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2014* through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$58,995	$4,047
Futures contracts (average notional value)	1,106,797	436,151

*	Date of commencement of operations.

At December 31, 2014, the Fund posted $13,477 Cash pledged as collateral and $(4,233) Foreign Currency payable to broker for futures contracts.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2014, the Fund did not hold any assets and liabilities subject to offsetting provisions.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP AQR Enhanced Global Strategies Fund–22

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2014, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP AQR Enhanced Global Strategies Fund–23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP AQR Enhanced Global Strategies Fund

We have audited the accompanying statement of net assets of the LVIP AQR Enhanced Global Strategies Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP AQR Enhanced Global Strategies Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP AQR Enhanced Global Strategies Fund–24

LVIP AQR Enhanced Global Strategies Fund

Other Fund Information (unaudited)

Tax Information

For the period May 1, 2014 * through December 31, 2014, the Fund reports distributions paid during the period as follows:

(A)	(B)
Return of	Ordinary
Capital	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
0.64%	99.36%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

*	Date of commencement of operations.

LVIP AQR Enhanced Global Strategies Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP AQR Enhanced Global Strategies Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP AQR Enhanced Global Strategies Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP AQR Enhanced Global Strategies Fund–28

LVIP Baron Growth Opportunities Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP Baron Growth Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund

2014 Annual Report Commentary (unaudited)

Managed by: BAMCO, Inc.

The Fund returned 4.85% (Service Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell® 2000 Index1, returned 4.89%.

The Markets

Results for U.S. stock markets were volatile in 2014, as investors rotated among sub-asset classes and sectors in reaction to geopolitical events, the pace of global economic growth, interest rates, and, in the second half of the year, plummeting oil prices. After outperforming by about 1,000 basis points in 2013, small cap stocks underperformed their large cap counterparts by roughly 800 basis points in 2014. We are confident that stocks of smaller, faster growing companies once again will return to favor, and we think that the results of the last few months of the year may signal that time is approaching, although we cannot predict exactly when, how, or if it will happen.

Fund Performance

Health Care, Information Technology (IT), and Consumer Staples were the top performing sectors. Health Care’s contribution was driven primarily by the strong performance of holdings in health care equipment and health care facilities, including the fund’s fourth largest contributor, U.S. hospital operator Community Health Systems, Inc. The Fund’s sole pharmaceuticals investment, Latin American generic drug company CFR Pharmaceuticals S.A., added value, as its stock rose significantly on news that it was being acquired by Abbott Laboratories. CFR was the Fund’s third biggest contributor. IT contributed on gains in holdings in IT consulting & other services and data processing and outsourced services. Several application software companies also performed well in 2014, including SS& C Technologies, Inc., FactSet Research Systems Inc., and Concur Technologies, Inc. In Consumer Staples, private label food company TreeHouse Foods, Inc. and leading craft brewer Boston Beer Company, Inc. led sector performance. While performance of the Fund’s Consumer Discretionary investments was mixed, the sector included the Fund’s top two contributors, athletic apparel company Under Armour, Inc., and ski resort operator Vail Resorts, Inc.

Energy and Industrials detracted from Fund performance. Investors fled the Energy sector in the second half of the year in reaction to the steep drop in oil prices, which fell by approximately 50%. Oil & gas equipment & services company Core Laboratories NV led the decline in the Fund. With mixed performance among its holdings, Industrials lost ground in part due to poor performances by standby generator company Generac Holdings Inc. and industrial machinery company Colfax Corporation. Fund performance was also hurt by the sagging stock prices of investment accounts advisor Financial Engines, Inc. and automotive parts distributor LKQ Corporation, the second and third biggest individual detractors, respectively.

Benchmark Comparison

When reviewing performance attribution, please be aware that we construct the portfolio from the bottom up, one stock at a time. Each stock is included if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Our exposure to any given sector is purely a result of our stock selection process.

Energy, Materials, and Health Care were the largest contributors to relative results. While the Fund’s larger exposure to Energy hurt relative results, its Energy investments outperformed since they are mostly oil & gas storage & transportation stocks, which tend to be less sensitive to oil price fluctuations. These holdings rose 22.7%, led by Sunoco LP (formerly Susser Petroleum Partners LP) and Targa Resources Corp. Strong performance of the Fund’s sole Materials holding, CaesarStone Sdot-Yam Ltd., combined with lower exposure to the lagging Materials sector, which dropped 3.7% in the index, also aided relative results. Outperformance of Health Care was somewhat offset by the Fund’s meaningfully lower exposure to biotechnology stocks, which rose 29.8% within the index. Sector strength was largely attributable to the outperformance of CFR Pharmaceuticals SA. Other notable contributors to relative performance were the Fund’s two health care equipment holdings, IDEXX Laboratories, Inc. and Edwards Lifesciences Corp., as well as Community Health Systems, Inc., a leading U.S. hospital operator.

Underperformance of Financials and Industrials, and larger exposure to the lagging Consumer Discretionary sector, detracted the most from relative performance. Within Financials, underperformance of the Fund’s asset manager holdings, including Financial Engines, Inc. and Artisan Partners Asset Management, Inc., and its larger exposure to this category, which fell 6.0%, detracted the most from relative results. Industrials declined 2.2%, trailing its index counterpart by 176 basis points, with Generac Holdings, Inc., Colfax Corp., and Genesee & Wyoming, Inc. leading the decline.

Outlook and Strategy

Generally positive domestic economic reports over the year support the view that the U.S. economy is accelerating, outpacing much of the rest of the developed world. 2014 was the best year for job creation since 1999, average hourly earnings ticked up, consumer confidence rose, and third quarter GDP of 5% represented the fastest pace of expansion in 11 years. We think the economy will continue to improve into 2015.

In addition to the strengthening economy, we consider the recent decline in oil prices to be a positive for the U.S. economy and non-energy-related U.S. stocks. While we are not making significant changes to our overall investment approach, we view the current low price of oil as an opportunity to explore new and increased investments in companies that are affected by the price of oil, both directly and indirectly. We are studying companies in energy-intensive industries, such as airlines, cruise lines, and automotive companies, as well as businesses that benefit from increased activity in those industries, such as travel-related businesses like hotels and

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund

2014 Annual Report Commentary (continued)

resorts. We are also exploring new and increased investments in Consumer Discretionary businesses – historically a major focus for us – building on the increase in consumer disposable income produced by lower oil prices and the improving economy.

Ronald Baron

BAMCO, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/04. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,737. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $21,126. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Service Class Shares

One Year	+ 4.85%

Five Years	+ 17.95%

Ten Years	+ 9.03%

Standard Class Shares

One Year	+ 5.12%

Five Years	+ 18.25%

Inception (6/5/07)	+ 8.58%

1	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,037.70	1.01%	$5.19
Service Class Shares	1,000.00	1,036.40	1.26%	6.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.11	1.01%	$5.14
Service Class Shares	1,000.00	1,018.85	1.26%	6.41

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	95.19%
Beverages	1.51%
Biotechnology	0.17%
Building Products	1.73%
Capital Markets	3.83%
Commercial Services & Supplies	1.22%
Construction & Engineering	0.44%
Construction Materials	2.27%
Distributors	0.99%
Diversified Consumer Services	2.88%
Diversified Financial Services	1.01%
Diversified Telecommunication Services	0.87%
Electric Utilities	1.75%
Electrical Equipment	1.79%
Energy Equipment & Services	1.10%
Food & Staples Retailing	2.19%
Food Products	2.62%
Health Care Equipment & Supplies	4.02%
Health Care Providers & Services	2.37%
Hotels, Restaurants & Leisure	12.76%
Household Products	1.11%
Insurance	4.18%
Internet & Catalog Retail	1.27%
Internet Software & Services	3.93%
IT Services	5.79%
Life Sciences Tools & Services	1.96%
Machinery	4.61%
Media	2.02%
Oil, Gas & Consumable Fuels	1.90%
Professional Services	0.17%
Real Estate Investment Trusts	4.45%
Road & Rail	3.71%
Software	7.35%
Specialty Retail	1.98%
Textiles, Apparel & Luxury Goods	3.18%
Trading Companies & Distributors	2.06%
Master Limited Partnerships	1.95%
Convertible Preferred Stock	0.18%
Money Market Fund	2.81%
Total Value of Securities	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Vail Resorts	3.63%
Under Armour Class A	3.18%
Genesee & Wyoming Class A	2.99%
Choice Hotels International	2.97%
CoStar Group	2.74%
Middleby	2.71%
TreeHouse Foods	2.62%
Gartner	2.52%
Arch Capital Group	2.32%
CaesarStone Sdot-Yam	2.27%
Total	27.95%

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–95.19%
Beverages–1.51%
†Boston Beer Class A	30,600	$8,859,924

		8,859,924

Biotechnology–0.17%
†ACADIA Pharmaceuticals	31,000	984,250

		984,250

Building Products–1.73%
†Masonite International	95,000	5,838,700
†Trex	100,000	4,258,000

		10,096,700

Capital Markets–3.83%
Artisan Partners Asset Management	145,636	7,358,987
Cohen & Steers	215,000	9,047,200
Financial Engines	163,793	5,986,634

		22,392,821

Commercial Services & Supplies–1.22%
†Copart	196,000	7,152,040

		7,152,040

Construction & Engineering–0.44%
Badger Daylighting	114,095	2,597,197

		2,597,197

Construction Materials–2.27%
CaesarStone Sdot-Yam	221,648	13,258,983

		13,258,983

Distributors–0.99%
†LKQ	206,500	5,806,780

		5,806,780

Diversified Consumer Services–2.88%
†Bright Horizons Family Solutions	165,000	7,756,650
DeVry Education Group	123,500	5,862,545
†Nord Anglia Education	170,000	3,243,600

		16,862,795

Diversified Financial Services–1.01%
MSCI Class A	125,000	5,930,000

		5,930,000

Diversified Telecommunication Services–0.87%
†Iridium Communications	519,673	5,066,812

		5,066,812

Electric Utilities–1.75%
ITC Holdings	253,260	10,239,302

		10,239,302

Electrical Equipment–1.79%
†Generac Holdings	224,500	10,497,620

		10,497,620

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services–1.10%
Core Laboratories	29,000	$3,489,860
Helmerich & Payne	43,500	2,932,770

		6,422,630

Food & Staples Retailing–2.19%
†United Natural Foods	165,792	12,819,866

		12,819,866

Food Products–2.62%
†TreeHouse Foods	179,000	15,309,870

		15,309,870

Health Care Equipment & Supplies–4.02%
Bio-Techne	48,600	4,490,640
†Edwards Lifesciences	27,000	3,439,260
†IDEXX Laboratories	66,300	9,830,301
†Juno Therapeutics	896	46,789
†Neogen	32,550	1,614,156
West Pharmaceutical Services	76,910	4,094,688

		23,515,834

Health Care Providers & Services–2.37%
†Brookdale Senior Living	32,500	1,191,775
†Community Health Systems	235,000	12,671,200

		13,862,975

Hotels, Restaurants & Leisure–12.76%
†BRP	75,855	1,580,489
Choice Hotels International	310,000	17,366,200
ClubCorp Holdings	29,310	525,528
†Diamond Resorts International	18,116	505,436
Gaming and Leisure Properties	205,112	6,017,986
Interval Leisure Group	225,000	4,700,250
Marriott Vacations Worldwide	101,000	7,528,540
†Panera Bread Class A	36,000	6,292,800
†Penn National Gaming	156,600	2,150,118
†Pinnacle Entertainment	303,819	6,759,973
Vail Resorts	233,300	21,260,629

		74,687,949

Household Products–1.11%
Church & Dwight	82,800	6,525,468

		6,525,468

Insurance–4.18%
†Arch Capital Group	230,000	13,593,000
Primerica	200,000	10,852,000

		24,445,000

Internet & Catalog Retail–1.27%
†AO World	1,700,000	7,423,282

		7,423,282

Internet Software & Services–3.93%
†Benefitfocus	163,064	5,355,022

LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†CoStar Group	87,351	$16,040,264
†Shutterstock	23,566	1,628,411

		23,023,697

IT Services–5.79%
Booz Allen Hamilton Holding	275,000	7,295,750
†Gartner	174,900	14,728,329
MAXIMUS	216,500	11,872,860

		33,896,939

Life Sciences Tools & Services–1.96%
†Mettler-Toledo International	38,000	11,493,480

		11,493,480

Machinery–4.61%
†Colfax	161,460	8,326,492
†Middleby	160,200	15,875,820
Valmont Industries	21,800	2,768,600

		26,970,912

Media–2.02%
†Manchester United Class A	396,063	6,297,402
Morningstar	85,000	5,500,350

		11,797,752

Oil, Gas & Consumable Fuels–1.90%
Targa Resources	105,000	11,135,250

		11,135,250

Professional Services–0.17%
†IHS Class A	8,700	990,756

		990,756

Real Estate Investment Trusts–4.45%
Alexander’s	11,600	5,071,288
Alexandria Real Estate Equities	34,000	3,017,160
American Assets Trust	100,000	3,981,000
American Campus Communities	38,000	1,571,680
Douglas Emmett	270,000	7,668,000
LaSalle Hotel Properties	117,100	4,739,037

		26,048,165

Road & Rail–3.71%
†Genesee & Wyoming Class A	194,400	17,480,448
Landstar System	58,300	4,228,499

		21,708,947

Software–7.35%
Advent Software	139,821	4,284,115
†ANSYS	126,300	10,356,600
†Bottomline Technologies	60,000	1,516,800
FactSet Research Systems	50,900	7,164,175
†Guidewire Software	95,000	4,809,850
Pegasystems	182,500	3,790,525

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
SS&C Technologies Holdings	190,000	$11,113,100

		43,035,165

Specialty Retail–1.98%
Dick’s Sporting Goods	233,300	11,583,345

		11,583,345

Textiles, Apparel & Luxury Goods–3.18%
†Under Armour Class A	274,000	18,604,600

		18,604,600

Trading Companies & Distributors–2.06%
Air Lease	225,000	7,719,750
MSC Industrial Direct Class A	53,400	4,338,750

		12,058,500

Total Common Stock (Cost $248,629,023)		557,105,606

MASTER LIMITED PARTNERSHIPS–1.95%
Carlyle Group	166,000	4,565,000
Oaktree Capital Group	81,000	4,198,230
Sunoco	53,000	2,637,810

Total Master Limited Partnerships (Cost $8,341,071)		11,401,040

CONVERTIBLE PREFERRED STOCK–0.18%
Diversified Telecommunication Services–0.18%
Iridium Communications 6.75% exercise price $7.47	2,926	1,064,274

Total Convertible Preferred Stock (Cost $731,500)		1,064,274

MONEY MARKET FUND–2.81%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	16,403,978	16,403,978

Total Money Market Fund (Cost $16,403,978)		16,403,978

LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.13% (Cost $274,105,572)	$585,974,898
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.13%)	(732,805)

NET ASSETS APPLICABLE TO 12,439,842 SHARES OUTSTANDING–100.00%	$585,242,093

NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($8,964,383 / 187,466 Shares)	$47.819
NET ASSET VALUE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($576,277,710 / 12,252,376 Shares)	$47.034

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$228,917,507
Distributions in excess of net investment income	(891,623)
Accumulated net realized gain on investments	45,346,951
Net unrealized appreciation of investments and derivatives	311,869,258

Total net assets	$585,242,093

†	Non-income producing for the period.

«	Includes $138,442 payable for securities purchased and $966,886 payable for fund shares redeemed as of December 31, 2014.

The following foreign currency exchange contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	CAD	24,820	USD	(21,397)	1/2/15	$(37)
BNYM	CAD	6,142	USD	(5,309)	1/5/15	(23)
						$(60)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

BNYM–Bank of New York Mellon

CAD–Canadian Dollar

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$7,120,876
Distributions from Master Limited Partnerships	891,623
Less return of capital distributions (Note 1)	(891,623)
Foreign tax withheld	(37,929)

7,082,947

EXPENSES:
Management fees	5,823,972
Distribution fees-Service Class	1,427,178
Accounting and administration expenses	140,135
Reports and statements to shareholders	78,143
Professional fees	31,299
Custodian fees	14,059
Trustees’ fees and expenses	12,769
Consulting fees	2,179
Pricing fees	532
Other	11,645

7,541,911
Less management fees waived	(207,397)

Total operating expenses	7,334,514

NET INVESTMENT LOSS	(251,567)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	45,902,668
Foreign currencies	(9,714)
Foreign currency exchange contracts	(25,162)

Net realized gain	45,867,792

Net change in unrealized appreciation (depreciation) of:
Investments	(18,977,497)
Foreign currencies	(8)
Foreign currency exchange contracts	(60)

Net change in unrealized appreciation (depreciation)	(18,977,565)

NET REALIZED AND UNREALIZED GAIN	26,890,227

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,638,660

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(251,567)	$(853,505)
Net realized gain	45,867,792	7,689,244
Net change in unrealized appreciation (depreciation)	(18,977,565)	163,530,531

Net increase in net assets resulting from operations	26,638,660	170,366,270

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(37,011)	(62,031)
Service Class	(1,037,995)	(2,189,902)
Net realized gain:
Standard Class	(47,161)	(1,158,932)
Service Class	(3,246,901)	(40,956,891)

	(4,369,068)	(44,367,756)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,442,484	5,018,515
Service Class	85,940,460	114,903,061
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	84,172	1,220,963
Service Class	4,284,792	43,146,792

	93,751,908	164,289,331

Cost of shares redeemed:
Standard Class	(11,464,926)	(3,289,004)
Service Class	(126,135,933)	(95,464,692)

	(137,600,859)	(98,753,696)

Increase (decrease) in net assets derived from capital share transactions	(43,848,951)	65,535,635

NET INCREASE (DECREASE) IN NET ASSETS	(21,579,359)	191,534,149
NET ASSETS:
Beginning of year	606,821,452	415,287,303

End of year	$585,242,093	$606,821,452

Undistributed (distributions in excess of) net investment income	$(891,623)	$171,293

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11		12/31/10

Net asset value, beginning of period	$45.941	$35.526	$31.857	$30.546		$24.109

Income (loss) from investment operations:
Net investment income (loss)[1]	0.092	0.032	0.681	(0.158)		(0.069)
Net realized and unrealized gain	2.244	13.978	5.155	1.469		6.506

Total from investment operations	2.336	14.010	5.836	1.311		6.437

Less dividends and distributions from:
Net investment income	(0.197)	(0.184)	(0.483)	—		—
Net realized gain	(0.261)	(3.411)	(1.684)	—		—

Total dividends and distributions	(0.458)	(3.595)	(2.167)	—		—

Net asset value, end of period	$47.819	$45.941	$35.526	$31.857		$30.546

Total return[2]	5.12%	40.41%	18.54%	4.29%		26.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,964	$16,739	$10,415	$7,770		$40,730
Ratio of expenses to average net assets	1.01%	1.03%	1.04%	1.04%		1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.06%	1.08%	1.08%		1.09%
Ratio of net investment income (loss) to average net assets	0.20%	0.08%	1.97%	(0.49%	)	(0.27%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.16%	0.05%	1.93%	(0.53%	)	(0.32%	)
Portfolio turnover	12%	6%	18%	18%		14%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11		12/31/10

Net asset value, beginning of period	$45.201	$35.084	$31.488	$30.270		$23.951

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.022)	(0.071)	0.586	(0.233)		(0.133)
Net realized and unrealized gain	2.201	13.783	5.092	1.451		6.452

Total from investment operations	2.179	13.712	5.678	1.218		6.319

Less dividends and distributions from:
Net investment income	(0.085)	(0.184)	(0.398)	—		—
Net realized gain	(0.261)	(3.411)	(1.684)	—		—

Total dividends and distributions	(0.346)	(3.595)	(2.082)	—		—

Net asset value, end of period	$47.034	$45.201	$35.084	$31.488		$30.270

Total return[2]	4.85%	40.06%	18.24%	4.02%		26.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$576,278	$590,082	$404,872	$353,934		$354,444
Ratio of expenses to average net assets	1.26%	1.28%	1.29%	1.29%		1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.30%	1.31%	1.33%	1.33%		1.34%
Ratio of net investment income (loss) to average net assets	(0.05% )	(0.17% )	1.72%	(0.74%	)	(0.52%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.09% )	(0.20% )	1.68%	(0.78%	)	(0.57%	)
Portfolio turnover	12%	6%	18%	18%		14%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments, which is due to changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (MLPs) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the fiscal year ended December 31, 2014, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. The commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $2,450 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.00% on the first $250 million of average daily net assets of the Fund; 0.05% on the next $250 million, 0.10% on the next $250 million; and 0.15% in excess of $750 million of average daily net assets of the Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BAMCO, Inc. (Sub-Adviser) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Prior to May 1, 2014, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 1.04% of the Fund’s average daily net assets for the Standard Class and 1.29% for the Service Class.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$23,821
Legal fees	6,563

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for

LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	475,908
Distribution fees payable to LFD	121,448

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$70,316,690
Sales	118,579,396

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$275,241,644

Aggregate unrealized appreciation	$314,811,722
Aggregate unrealized depreciation	(4,078,468)

Net unrealized appreciation	$310,733,254

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock.	$557,105,606	$—	$557,105,606
Master Limited Partnerships	11,401,040	—	11,401,040
Convertible Preferred Stock	1,064,274	—	1,064,274
Money Market Fund	16,403,978	—	16,403,978

Total	$585,974,898	$—	$585,974,898

Foreign Currency Exchange Contracts	$—	$(60)	$(60)

There were no Level 3 investments at the beginning or end of the year.

LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 were as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$785,725	$4,833,065
Long-term capital gains	3,583,343	39,534,691

Total	$4,369,068	$44,367,756

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$228,917,507
Undistributed long-term capital gains	45,591,400
Unrealized appreciation	310,733,186

Net assets	$585,242,093

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and partnership income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment gain (loss) on foreign currency transactions, redesignation of dividends and distributions and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$263,657	$(263,560)	$(97)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	75,481	119,743
Service Class	1,919,600	2,788,221
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,821	28,980
Service Class	95,275	1,039,971

	2,092,177	3,976,915

Shares redeemed:
Standard Class	(254,198)	(77,524)
Service Class	(2,817,157)	(2,313,476)

	(3,071,355)	(2,391,000)

Net increase (decrease)	(979,178)	1,585,915

LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(60)

The effect of the derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(25,162)	$(60)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$13,630	$10

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP Baron Growth Opportunities Fund–15

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

8. Market Risk (continued)

The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2014, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Event

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Baron Growth Opportunities Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Baron Growth Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Baron Growth Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Baron Growth Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Baron Growth Opportunities Fund–17

LVIP Baron Growth Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
82.02%	17.98%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were above the median of the Morningstar peer group and considered LIAC’s view that the fee level was reasonable given the fee paid to the subadviser and the subadviser’s expertise in the investment strategy. The Board considered that LIAC had implemented an advisory fee waiver

LVIP Baron Growth Opportunities Fund–18

LVIP Baron Growth Opportunities Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

and had agreed to add an additional breakpoint to the advisory fee waiver through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement. The Board reviewed the services provided by BAMCO, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell 2000 Growth TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year period and above the median return of the Morningstar peer group and the benchmark index for the three and five year periods. The Board concluded that the services provided by BAMCO were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fees compared to the fee BAMCO charges to other funds and clients with similar objectives and noted that the Fund was charged the lowest fee by BAMCO compared to other funds with similar investment strategies. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers that charge bundled commission rates and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Baron Growth Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Baron Growth Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Baron Growth Opportunities Fund–22

LVIP BlackRock Emerging Markets RPM Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP BlackRock Emerging Markets RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Emerging Markets RPM Fund

2014 Annual Report Commentary (unaudited)

The Fund returned (4.89%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell Emerging Markets Index (net return)1, returned (1.73%).

Managed by:

Performance in emerging markets continued to reflect a high level of dispersion across sectors and geographies in 2014. Emerging market equities sold off dramatically in January amid heightened risks for the asset class. As the U.S. Federal Reserve began gradually reducing its asset purchase program, concerns about tighter global liquidity and a strengthening U.S. dollar posed a significant headwind for developing economies, which tend to be highly sensitive to changes in global cash flows. Contributing to the sell-off were investors who had purchased emerging market equities with U.S. dollars borrowed at low interest rates (known as a “carry trade”). Investors sought to unwind these positions in anticipation of rising interest rates in the U.S.

At the same time, financial turmoil in Argentina and Turkey launched a sharp sell-off in a number of emerging market currencies. Given the severity of the situation, several countries tightened monetary policy despite their slowing growth in an effort to stabilize their falling currencies, including Turkey, India and South Africa. Although these markets fared relatively well, investors grew concerned about the potential for more monetary policy tightening in emerging economies, especially those already struggling with slow growth.

Chinese equities, which represent the largest weighting by country in the Russell Emerging Markets Index (net return), advanced in the second quarter. China’s growth rate continued to decelerate, but at a more even pace, lending assurance that the economy has likely averted a hard landing. Economic data improved over the second quarter after the government unveiled a mini-stimulus package in April as part of its efforts to boost construction and selectively ease credit conditions. Chinese equities benefited from reports of improving data as well as news of the government pushing forward with its capital market reform agenda.

The direction of emerging markets equities reversed abruptly in early September and continued its decline for the last half of the year as Russian policy grew increasingly erratic and China’s economy showed signs of slowing with a disappointing retail sales report and a sharp deceleration in industrial production. The People’s Bank of China responded with an $81 billion liquidity injection into the nation’s major banks, but this measure fell short of the more sweeping stimulus expected by investors. Even more daunting for emerging market stocks was the increasing likelihood of the U.S. Federal Reserve increasing short-term interest rates sooner than previously anticipated given a stream of positive U.S. economic data. As the world’s reserve currency, most global borrowing is carried out in U.S. dollars and when the currency strengthens against other currencies, the cost of borrowing increases, triggering a “de facto” tightening in global credit markets and hence a strain on investor flows. Emerging market equities are particularly sensitive to changes in global liquidity given the large proportion of flows that come from foreign investors.

Russian equities were the worst performers on an absolute basis and had the most significant negative effect on the overall index return for the fourth quarter. This came as no surprise given the nation’s fragile economy and ongoing tensions with Ukraine. Economic sanctions against Russia combined with tumbling oil prices led to a collapse in the ruble despite a massive interest rate hike by the Russian central bank.

Christopher Bliss, CFA

Greg Savage, CFA

Alan Mason

BlackRock Investment Management, LLC

Advised by:

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index2 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

The Fund invests in equities domiciled in emerging market countries, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Funds’ net asset value on a daily basis, helping to stabilize the risk level in the Fund. During the first half of the year the asset class exhibited a period of positive returns associated with low volatility, positively impacting the Fund’s relative returns. At points during the 3rd and 4th quarter of 2014 when the global equity markets were more volatile, the RPM overlay was successful in

LVIP BlackRock Emerging Markets RPM Fund–1

LVIP BlackRock Emerging Markets RPM Fund

2014 Annual Report Commentary (continued)

reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. Overall the volatility management strategy detracted from results during 2014, a year that saw negative returns posted by emerging market equities.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Financial Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/29/12 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Emerging Markets RPM Fund shares on 8/29/12 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,672 for the Standard Class shares and to $9,616 for the Service Class shares. For comparison, look at how the Russell Emerging Markets Index (net return) did from 8/29/12 through 12/31/14. The same $10,000 investment would have increased to $10,896. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	– 4.89%

Inception (8/29/12)	– 1.42%

Service Class Shares

One Year	– 5.13%

Inception (8/29/12)	– 1.66%

1.

The Russell Emerging Markets Index (net return) measures the performance of the investable securities in emerging countries globally. The Russell Emerging Markets Index (net return) is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP BlackRock Emerging Markets RPM Fund–2

LVIP BlackRock Emerging Markets RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$901.30	0.72%	$3.45
Service Class Shares	1,000.00	900.20	0.97%	4.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
Service Class Shares	1,000.00	1,020.32	0.97%	4.94

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Emerging Markets RPM Fund–3

LVIP BlackRock Emerging Markets RPM Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Security Type/Country	Percentage of Net Assets
Common Stock	81.76%
Brazil	5.23%
China	18.24%
Colombia	0.65%
Cyprus	0.03%
Czech Republic	0.17%
Egypt	0.00%
Greece	0.26%
Hong Kong	4.90%
Hungary	0.15%
India	2.36%
Indonesia	2.25%
Luxembourg	0.00%
Malaysia	3.69%
Mexico	4.42%
Morocco	0.20%
Peru	0.39%
Philippines	1.30%
Poland	1.16%
Republic of Korea	11.80%
Russia	3.10%
South Africa	6.77%
Taiwan	10.17%
Thailand	2.25%
Turkey	1.50%
United Arab Emirates	0.77%
Exchange-Traded Funds	5.89%
Preferred Stock	4.25%
Money Market Fund	7.48%
Total Value of Securities	99.38%
Receivables and Other Assets Net of Liabilities	0.62%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	0.24%
Air Freight & Logistics	0.09%
Airlines	0.18%
Auto Components	0.60%
Automobiles	2.24%
Banks	15.37%
Beverages	1.62%
Building Products	0.08%
Capital Markets	6.46%
Chemicals	1.68%
Commercial Banks	1.86%
Commercial Services & Supplies	0.10%
Communications Equipment	0.02%
Construction & Engineering	0.81%
Construction Materials	1.05%
Consumer Finance	0.07%
Containers & Packaging	0.06%
Distributors	0.06%
Diversified Consumer Services	0.32%
Diversified Financial Services	1.54%
Diversified Telecommunication Services	1.62%
Electric Utilities	1.20%
Electrical Equipment	0.17%
Electronic Equipment, Instruments & Components	1.94%
Energy Equipment & Services	0.14%
Food & Staples Retailing	1.60%
Food Products	2.28%
Gas Utilities	0.55%
Health Care Equipment & Supplies	0.10%
Health Care Providers & Services	0.56%
Hotels, Restaurants & Leisure	0.49%
Household Durables	0.61%
Household Products	0.22%
Independent Power & Renewable Electricity Producers	0.67%
Industrial Conglomerates	2.04%
Insurance	3.49%
Internet & Catalog Retail	0.42%
Internet Software & Services	5.22%
IT Services	1.32%
Machinery	0.56%
Marine	0.14%
Media	1.80%
Metals & Mining	3.21%
Multiline Retail	0.52%
Multi-Utilities	0.09%
Oil, Gas & Consumable Fuels	6.94%
Paper & Forest Products	0.14%

LVIP BlackRock Emerging Markets RPM Fund–4

LVIP BlackRock Emerging Markets RPM Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (continued)

Sector	Percentage of Net Assets
Personal Products	0.50%
Pharmaceuticals	0.77%
Real Estate Investment Trusts	0.44%
Real Estate Management & Development	1.70%
Road & Rail	0.10%
Semiconductors & Semiconductor Equipment	7.77%
Software	0.10%
Specialty Retail	0.51%
Technology Hardware, Storage & Peripherals	1.16%
Textiles, Apparel & Luxury Goods	0.41%
Tobacco	0.35%
Trading Companies & Distributors	0.20%
Transportation Infrastructure	0.74%
Water Utilities	0.20%
Wireless Telecommunication Services	4.46%
Total	91.90%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Samsung Electronics	3.05%
iShares India 50	2.46%
Taiwan Semiconductor Manufacturing	2.40%
iShares MSCI India	2.26%
China Construction Bank	1.66%
Tencent Holdings	1.57%
Baidu ADR	1.41%
China Mobile	1.40%
Industrial & Commercial Bank of China	1.26%
Naspers	1.18%
Total	18.65%

LVIP BlackRock Emerging Markets RPM Fund–5

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)
rCOMMON STOCK–81.76%
Brazil–5.23%
AES Tiete	6,100	$35,234
All America Latina Logistica	26,400	50,267
AMBEV	346,100	2,129,345
Arteris	5,857	27,329
Banco Bradesco	58,830	759,754
Banco do Brasil	78,600	703,037
BB Seguridade Participacoes	41,100	497,376
BM&FBovespa	105,800	392,147
BR Malls Participacoes	22,300	137,870
BR Properties	9,300	35,870
Bradespar	1,800	7,999
BRF	28,000	668,418
CCR	49,200	285,295
Centrais Eletricas Brasileiras	10,800	23,571
CETIP	10,715	129,830
Cia de Saneamento Basico do Estado de Sao Paulo	16,900	108,173
Cia de Saneamento de Minas Gerais	4,000	37,900
Cia Energetica de Minas Gerais	6,582	34,179
Cia Paranaense de Energia	1,000	9,370
Cia Siderurgica Nacional	73,500	154,329
Cielo	39,460	618,739
Cosan Class A	14,813	114,801
Cosan Industria e Comercio	8,300	90,105
†Cosan Logistica	8,300	8,932
CPFL Energia	16,200	112,714
†CPFL Energias Renovaveis	4,300	18,931
Cyrela Brazil Realty	7,800	32,462
Duratex	13,200	39,886
EcoRodovias Infraestrutura e Logistica	8,600	34,497
Embraer	44,500	409,249
Energias do Brasil	12,600	42,529
Estacio Participacoes	18,200	163,132
†Fibria Celulose	9,800	119,886
@Gerdau	7,300	22,085
Grupo BTG Pactual	19,700	208,675
Guararapes Confeccoes	200	6,246
†Hypermarcas	21,600	135,330
Itau Unibanco Holding	16,731	203,353
Itausa - Investimentos Itau	55,177	201,400
JBS	56,100	236,433
Klabin	26,600	146,037
Kroton Educacional	77,772	453,609
Localiza Rent a Car	6,730	90,434
Lojas Americanas	7,350	36,231
Lojas Renner	5,900	169,773
M Dias Branco	1,700	58,213
Metalurgica Gerdau	1,409	4,576
Multiplan Empreendimentos Imobiliarios	5,300	94,612
Multiplus	1,800	21,675
Natura Cosmeticos	15,800	189,362

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Brazil (continued)
Odontoprev	9,900	$36,732
†Oi	3,570	12,292
Petroleo Brasileiro	165,600	597,593
Porto Seguro	3,100	35,462
†Qualicorp	10,000	104,610
Raia Drogasil	7,600	72,497
Souza Cruz	24,800	180,296
Sul America	8,357	40,598
Telefonica Brasil	1,700	25,518
Tim Participacoes	51,300	227,399
TOTVS	6,300	82,973
Tractebel Energia	11,500	146,395
Transmissora Alianca de Energia Eletrica	5,800	41,118
Ultrapar Participacoes	22,700	439,479
†Usinas Siderurgicas de Minas Gerais	8,800	40,730
Vale	84,200	694,195
†Via Varejo	4,600	35,952
WEG	17,020	195,978

		13,321,017

☐China–18.24%
†58.com ADR	2,782	115,592
AAC Technologies Holdings	46,000	244,662
Agile Property Holdings	99,000	56,147
Agricultural Bank of China	1,341,000	674,538
Air China	88,000	71,009
†Alibaba Group Holding ADR	27,094	2,816,150
†Aluminum Corp of China	206,000	95,279
Angang Steel	56,000	47,363
Anhui Conch Cement	55,500	205,500
ANTA Sports Products	98,000	172,288
†Autohome ADR	2,168	78,828
AviChina Industry & Technology	100,000	61,316
†Baidu ADR	15,795	3,600,786
Bank of China	4,740,000	2,660,657
Bank of Communications	436,000	405,416
Baoxin Auto Group	42,500	24,463
BBMG	42,000	34,920
Beijing Capital International Airport	50,000	39,861
Beijing Jingneng Clean Energy	68,000	29,333
Biostime International Holdings	8,500	17,427
†BOE Technology Group Class B	86,700	29,854
BYD.	30,000	115,706
China BlueChemical	122,000	43,153
†China Cinda Asset Management	189,000	91,532
China CITIC Bank	472,000	376,331
China Coal Energy	188,000	117,533
China Communications Construction	211,000	252,719
China Communications Services	154,000	72,016
China Construction Bank	5,178,000	4,229,683
†China COSCO Holdings	64,000	31,437

LVIP BlackRock Emerging Markets RPM Fund–6

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
☐China (continued)
†China Eastern Airlines	94,000	$44,959
China Everbright Bank	296,000	160,375
China Galaxy Securities	73,000	90,982
China Hongqiao Group	71,000	47,624
China Huishan Dairy Holdings	239,000	41,382
China International Marine Containers Group	29,300	64,610
China Life Insurance	419,000	1,641,850
China Longyuan Power Group	213,000	219,666
China Mengniu Dairy	91,000	374,738
China Merchants Bank	251,582	628,044
China Merchants Property Development Class B	16,350	41,961
China Minsheng Banking	315,300	412,236
China Molybdenum	96,000	55,627
China National Building Material	120,000	115,773
China Oilfield Services	102,000	176,135
China Pacific Insurance Group	147,200	740,632
China Petroleum & Chemical	1,390,000	1,125,778
China Railway Construction	105,500	133,966
China Railway Group	171,000	139,869
China Shenhua Energy	191,000	563,675
†China Shipping Container Lines	192,000	60,324
†China Shipping Development	68,000	46,363
China Southern Airlines	78,000	36,952
China Telecom	754,000	437,350
†China Vanke Class B	77,900	172,825
Chongqing Changan Automobile Class B	44,900	101,683
Chongqing Rural Commercial Bank	74,000	45,915
CNOOC	925,000	1,250,869
Country Garden Holdings	283,733	113,225
CSG Holding Class B	38,400	28,359
CSPC Pharmaceutical Group	82,000	72,082
CSR	106,000	142,720
†Ctrip.com International ADR	7,941	361,316
Datang International Power Generation	168,000	90,719
Dongfang Electric	13,400	24,544
Dongfeng Motor Group	178,000	249,013
ENN Energy Holdings	46,000	260,260
Evergrande Real Estate Group	291,000	117,278
†FIH Mobile	112,000	50,222
Fosun International	56,000	73,002
Golden Eagle Retail Group	17,000	19,063
Great Wall Motor	63,500	359,218
Greentown China Holdings	39,500	38,892
Guangdong Electric Power Development Class B	31,700	25,061
Guangshen Railway	98,000	47,414
Guangzhou Automobile Group	104,000	94,042

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
☐China (continued)
=Guangzhou Baiyunshan Pharmaceutical Holdings	12,000	$36,291
Guangzhou R&F Properties	56,800	69,161
Haitian International Holdings	25,000	52,402
Haitong Securities	71,200	177,723
#Harbin Bank 144A	56,000	21,594
Hengan International Group	40,500	422,300
Huadian Fuxin Energy	86,000	40,279
Huadian Power International	60,000	52,057
Huaneng Power International	180,000	243,246
Huaneng Renewables	150,000	48,121
Industrial & Commercial Bank of China	4,386,000	3,202,913
Inner Mongolia Yitai Coal	13,600	11,751
Inner Mongolia Yitai Coal Class B	57,200	81,876
Intime Retail Group	29,000	20,971
†JD.com ADR	15,254	352,978
Jiangling Motors Class B	20,922	82,907
Jiangsu Expressway	52,000	61,918
Jiangxi Copper	80,000	136,559
†Jumei International Holding ADR	2,207	30,059
Kingsoft	29,000	57,000
Lenovo Group	366,000	477,898
Longfor Properties	63,500	81,424
†Luye Pharma Group	40,000	51,133
Metallurgical Corp of China	160,000	52,914
Mindray Medical International ADR	6,678	176,299
NetEase ADR	4,483	444,445
New China Life Insurance	29,600	148,541
†New Oriental Education & Technology Group ADR	9,169	187,139
People’s Insurance Group of China	510,000	237,054
PetroChina	1,170,000	1,298,919
PICC Property & Casualty	202,060	389,955
Ping An Insurance Group of China	106,000	1,073,405
†Qihoo 360 Technology ADR	5,566	318,709
Shandong Weigao Group Medical Polymer	96,000	77,504
Shanghai Electric Group	162,000	86,027
Shanghai Fosun Pharmaceutical Group.	17,000	60,752
Shanghai Lujiazui Finance & Trade Zone Development Class B	25,700	67,257
Shanghai Pharmaceuticals Holding	38,800	87,373
†Shanghai Zhenhua Heavy Industries Class B	107,200	59,839
Shenzhou International Group Holdings	18,000	59,324
Shui On Land	95,500	22,461
†Shunfeng International Clean Energy	40,000	28,265
Sihuan Pharmaceutical Holdings Group	218,000	145,018
†SINA	5,336	199,620

LVIP BlackRock Emerging Markets RPM Fund–7

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
☐China (continued)
Sino-Ocean Land Holdings	270,000	$152,248
Sinopec Engineering Group	35,000	23,558
Sinopec Shanghai Petrochemical	234,000	68,190
†Sinopec Yizheng Chemical Fibre	162,000	50,879
Sinopharm Group	63,200	222,411
SOHO China	210,000	148,126
†@Sohu.com	2,791	148,425
SouFun Holdings ADR	16,523	122,105
Sun Art Retail Group	235,000	233,668
Tencent Holdings	277,100	4,009,703
#†Tianhe Chemicals Group 144A	546,000	82,202
Tingyi Cayman Islands Holding	104,000	236,365
Tsingtao Brewery	18,000	121,422
@Uni-President China Holdings	90,000	82,874
†Vipshop Holdings ADR	17,020	332,571
Want Want China Holdings	316,000	415,360
†Weibo ADR	2,785	39,658
Weichai Power	25,000	104,805
Weifu High-Technology Group Class B	3,900	13,328
Xinjiang Goldwind Science & Technology	21,200	32,917
Yantai Changyu Pioneer Wine Class B	12,600	41,592
Yanzhou Coal Mining	104,000	88,120
†Youku Tudou ADR	9,717	173,060
†YY ADR	1,570	97,874
Zhejiang Expressway	52,000	60,225
Zhongsheng Group Holdings	79,000	71,091
Zhuzhou CSR Times Electric	28,000	163,401
Zijin Mining Group	282,000	79,747
Zoomlion Heavy Industry Science & Technology	59,800	45,383
ZTE	17,600	38,084

		46,482,865

Colombia–0.65%
Almacenes Exito	11,594	141,740
Banco de Bogota	5,553	153,675
Bancolombia	11,538	133,519
Celsia	19,947	49,022
Cementos Argos	25,213	107,671
†Cemex Latam Holdings	9,618	64,429
Corp Financiera Colombiana	3,044	50,927
Ecopetrol	249,261	217,066
Empresa de Energia de Bogota	112,169	79,836
Grupo Argos	16,469	141,350
Grupo de Inversiones Suramericana	12,912	216,236
Grupo Nutresa	12,391	148,370
Interconexion Electrica	23,598	85,263
Isagen	50,532	62,729

		1,651,833

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Cyprus–0.03%
Globaltrans Investment GDR	4,648	$23,348
QIWI ADR	2,224	44,903

		68,251

Czech Republic–0.17%
CEZ	9,729	249,814
Komercni Banka	646	132,944
O2 Czech Republic	5,448	55,449

		438,207

Egypt–0.00%
Commercial International Bank Egypt	1	3

		3

Greece–0.26%
†Alpha Bank	126,258	70,925
†Eurobank Ergasias	485,416	108,438
Hellenic Petroleum	5,309	24,427
†Hellenic Telecommunications Organization	12,102	132,332
†National Bank of Greece	73,666	129,301
OPAP	11,724	125,638
†Piraeus Bank	43,790	47,649
†Public Power	4,630	30,233

		668,943

¢Hong Kong–4.90%
†Alibaba Health Information Technology	300,000	195,664
ASM Pacific Technology	13,900	132,360
Beijing Enterprises Holdings	28,000	219,000
Beijing Enterprises Water Group	178,000	120,287
Belle International Holdings	288,000	323,525
BOC Hong Kong Holdings	204,500	681,484
Brilliance China Automotive Holdings	178,000	285,024
China Agri-Industries Holdings	139,100	57,113
China Everbright	44,000	104,130
China Everbright International	166,000	245,105
China Gas Holdings	130,000	203,609
China Merchants Holdings International	72,000	241,862
China Mobile	305,000	3,572,710
China Overseas Land & Investment	226,000	668,621
China Resources Cement Holdings	112,000	72,187
China Resources Enterprise	102,000	213,105
China Resources Gas Group	36,000	93,046
China Resources Land	106,000	278,595
China Resources Power Holdings	102,000	260,198
China State Construction International Holdings	70,000	97,906
†China Taiping Insurance Holdings	62,194	176,760
China Unicom Hong Kong	250,000	335,065
Chow Tai Fook Jewelry Group	56,000	75,007

LVIP BlackRock Emerging Markets RPM Fund–8

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
¢Hong Kong (continued)
CITIC	332,000	$566,039
COSCO Pacific	114,000	161,469
Far East Horizon	108,000	106,160
Franshion Properties China	264,000	75,347
†GCL-Poly Energy Holdings	410,000	95,244
Geely Automobile Holdings	415,000	131,225
Guangdong Investment	194,000	252,697
Haier Electronics Group	66,000	156,150
Hanergy Thin Film Power Group	1,034,000	374,717
†Hopson Development Holdings	54,000	49,000
Kerry Properties	54,000	194,822
Kingboard Chemical Holdings	30,500	51,218
Kunlun Energy	252,000	237,845
Lee & Man Paper Manufacturing	67,000	37,417
New World China Land	128,000	75,690
Nine Dragons Paper Holdings	80,000	69,670
NWS Holdings	119,000	218,294
Shanghai Industrial Holdings	49,000	146,349
Shangri-La Asia	86,000	117,855
Shimao Property Holdings	76,500	169,432
Sino Biopharmaceutical	188,000	169,423
#†WH Group 144A	265,000	151,137
Yue Yuen Industrial Holdings	65,000	233,748

		12,493,311

Hungary–0.15%
MOL Hungarian Oil & Gas	2,218	97,347
OTP Bank	15,120	218,106
Richter Gedeon	4,959	66,785

		382,238

India–2.36%
Axis Bank GDR	17,328	689,578
Dr. Reddy’s Laboratories ADR	6,983	352,292
HDFC Bank ADR	14,727	747,395
ICICI Bank ADR	56,775	655,751
Infosys ADR	28,782	905,482
Larsen & Toubro GDR	8,973	208,008
Mahindra & Mahindra GDR	20,259	398,089
#Reliance Industries GDR 144A	23,715	661,849
State Bank of India GDR	9,926	489,848
Tata Motors ADR	12,107	511,884
Wipro ADR	34,300	388,276

		6,008,452

Indonesia–2.25%
Adaro Energy	725,200	60,507
Astra Agro Lestari	17,000	33,218
Astra International	1,087,500	648,568
Bank Central Asia	741,200	786,219
Bank Danamon Indonesia	160,000	58,225
Bank Mandiri Persero	572,100	497,520
Bank Negara Indonesia Persero	333,100	163,217

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Indonesia (continued)
Bank Rakyat Indonesia Persero	607,600	$571,132
†Bank Tabungan Pensiunan Nasional	136,500	43,412
Bumi Serpong Damai	408,000	59,218
Charoen Pokphand Indonesia	422,000	128,451
Global Mediacom	251,500	28,816
Gudang Garam	24,500	120,024
Indo Tambangraya Megah	23,000	28,368
Indocement Tunggal Prakarsa	64,700	130,548
Indofood CBP Sukses Makmur	59,500	62,747
Indofood Sukses Makmur	204,000	111,218
Jasa Marga Persero	99,500	56,464
Kalbe Farma	1,394,800	205,633
Lippo Karawaci	883,500	72,539
Matahari Department Store	79,300	95,553
Mayora Indah	52,333	88,296
Media Nusantara Citra	228,500	46,706
Perusahaan Gas Negara Persero	699,700	338,601
Semen Indonesia Persero	137,400	179,377
Surya Citra Media	241,500	68,152
Tambang Batubara Bukit Asam Persero	47,000	47,076
Telekomunikasi Indonesia Persero	2,704,500	621,572
Tower Bersama Infrastructure	95,500	74,692
Unilever Indonesia	54,500	141,360
United Tractors	65,400	91,338
Vale Indonesia	139,500	40,546
XL Axiata	109,000	42,743

		5,742,056

Luxembourg–0.00%
O’Key Group GDR	2,545	11,173

		11,173

Malaysia–3.69%
AirAsia	106,500	82,849
AMMB Holdings	119,200	223,856
Astro Malaysia Holdings	146,100	126,288
Axiata Group	311,000	625,954
Batu Kawan	12,100	59,956
British American Tobacco Malaysia	8,000	148,167
Bumi Armada	193,800	60,371
CIMB Group Holdings	327,800	520,257
DiGi.com	234,900	413,796
Felda Global Ventures Holdings	136,300	84,720
Gamuda	93,200	133,785
Genting	132,000	334,386
Genting Malaysia	126,100	146,430
Hong Leong Bank	40,800	163,130
Hong Leong Financial Group	6,500	30,545
IHH Healthcare	144,600	199,137
IJM	95,200	178,883
IOI	204,200	280,245

LVIP BlackRock Emerging Markets RPM Fund–9

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Malaysia (continued)
IOI Properties Group	91,449	$63,066
KLCCP Stapled Group	23,300	44,714
Kuala Lumpur Kepong	28,400	185,191
Lafarge Malaysia	26,900	75,088
Malayan Banking	283,000	741,127
Malaysia Airports Holdings	60,300	117,272
Maxis	167,700	327,491
MISC	62,300	128,537
MMC	45,300	30,908
Nestle Malaysia	4,700	91,901
Petronas Chemicals Group	187,400	291,452
Petronas Dagangan	17,500	85,766
Petronas Gas	39,600	250,976
PPB Group	35,700	146,006
Public Bank	156,660	818,439
RHB Capital	34,900	76,058
Sapurakencana Petroleum	181,900	120,343
Sime Darby	213,900	562,638
SP Setia	50,500	47,662
Telekom Malaysia	101,200	198,670
Tenaga Nasional	211,200	831,802
@UEM Sunrise	73,400	29,417
UMW Holdings	24,800	77,860
Westports Holdings	38,200	36,709
YTL	288,200	131,056
YTL Power International	204,120	86,169

		9,409,073

Mexico–4.42%
Alfa Class A	156,200	348,734
Alpek	17,877	22,876
America Movil	1,440,900	1,601,651
Arca Continental	45,500	287,852
†Cemex CPO	692,097	705,513
Coca-Cola Femsa	30,200	259,220
Compartamos	59,600	119,774
Concentradora Fibra Danhos	23,500	57,866
Controladora Comercial Mexicana	20,900	73,916
El Puerto de Liverpool	12,200	122,256
Fibra Uno Administracion	126,800	373,679
Fomento Economico Mexicano	108,600	963,370
Fresnillo	12,616	149,921
Gruma Class B	9,900	105,562
Grupo Aeroportuario del Pacifico Class B	19,400	121,917
Grupo Aeroportuario del Sureste Class B	11,800	155,990
†Grupo Bimbo Class A	145,800	402,200
Grupo Carso Class A1	27,500	135,301
Grupo Comercial Chedraui	20,300	58,200
Grupo Elektra	4,665	177,990
Grupo Financiero Banorte	158,500	872,319

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Mexico (continued)
Grupo Financiero Inbursa	143,400	$370,115
Grupo Financiero Santander Mexico
Class B	107,800	225,332
Grupo Lala	43,300	83,436
Grupo Mexico Class B	213,700	620,214
Grupo Sanborns	19,200	29,905
Grupo Televisa CPO	163,000	1,111,303
†IDEAL Class B1	50,800	141,100
†Industrias CH Class B	9,300	44,855
Industrias Penoles	6,605	129,159
Infraestructura Energetica Nova	13,500	67,527
Kimberly-Clark de Mexico Class A	77,500	168,563
Megacable Holdings	10,300	40,170
†Mexichem	55,300	167,954
†Minera Frisco	31,700	46,173
†OHL Mexico	22,700	42,080
Organizacion Soriana Class B	16,400	44,796
†Promotora y Operadora de Infraestructura	11,800	141,874
Wal-Mart de Mexico Series V	311,500	669,702

		11,260,365

Morocco–0.20%
Attijariwafa Bank	4,951	187,546
Banque Centrale Populaire	4,895	115,161
BMCE Bank	2,385	57,872
Douja Promotion Groupe Addoha	6,614	27,429
Maroc Telecom	10,485	131,328

		519,336

Peru–0.39%
Alicorp Class C	44,793	106,532
BBVA Banco Continental	19,816	30,822
Cia de Minas Buenaventura ADR	14,623	139,796
Credicorp	4,302	689,094
†Sociedad Minera Cerro Verde	1,206	28,944

		995,188

Philippines–1.30%
Aboitiz Equity Ventures	122,060	142,277
Aboitiz Power	132,000	125,395
Alliance Global Group	186,700	93,154
Ayala	13,670	210,949
Ayala Land	312,000	232,379
BDO Unibank	91,650	223,938
†Bloomberry Resorts	141,400	38,939
DMCI Holdings	245,000	85,582
Emperador	168,500	38,748
Energy Development	491,400	89,246
Globe Telecom	2,200	84,372
GT Capital Holdings	2,120	48,502
International Container Terminal Services	31,600	80,658

LVIP BlackRock Emerging Markets RPM Fund–10

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Philippines (continued)
JG Summit Holdings	177,339	$259,406
Jollibee Foods	18,580	88,717
LT Group	204,900	55,362
Manila Electric	9,920	56,524
Megaworld	559,000	57,695
Metro Pacific Investments	556,000	56,744
Metropolitan Bank & Trust	52,432	96,561
Petron	207,800	49,183
Philippine Long Distance Telephone	5,160	332,607
San Miguel	21,640	35,506
Semirara Mining & Power	17,100	53,999
SM Investments	18,132	327,243
SM Prime Holdings	419,500	158,613
†Travellers International Hotel Group	87,700	16,058
Universal Robina	40,190	175,018

		3,313,375

Poland–1.16%
Bank Handlowy w Warszawie	1,490	44,775
Bank Millennium	11,313	26,390
Bank Pekao	6,615	332,459
Bank Zachodni WBK	1,249	131,713
Cyfrowy Polsat	5,738	37,908
Enea	2,486	10,696
ING Bank Slaski	1,650	65,200
KGHM Polska Miedz	8,188	249,621
LPP	41	83,215
mBank	529	74,158
Orange Polska	50,001	116,836
PGE	47,691	252,164
Polski Koncern Naftowy Orlen	21,805	298,188
Polskie Gornictwo Naftowe i Gazownictwo	116,525	145,319
Powszechna Kasa Oszczednosci Bank Polski	47,368	475,495
Powszechny Zaklad Ubezpieczen	3,437	469,076
Tauron Polska Energia	99,057	140,070

		2,953,283

Republic of Korea–11.80%
Amorepacific	170	344,914
AMOREPACIFIC Group	151	137,250
BS Financial Group	11,631	153,892
†Celltrion	3,401	120,047
CJ	812	115,536
CJ CheilJedang	526	147,305
Coway	2,552	195,562
Daelim Industrial	1,371	82,146
†Daewoo Engineering & Construction	6,943	37,071
Daewoo International	2,500	71,799
†Daewoo Securities	13,036	115,771

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Republic of Korea (continued)
Daewoo Shipbuilding & Marine Engineering	4,753	$80,339
Dongbu Insurance	3,024	151,763
Doosan	454	42,865
Doosan Heavy Industries & Construction	2,567	55,113
†Doosan Infracore	6,520	57,438
E-Mart	1,224	227,637
GS Holdings	4,728	172,951
Halla Visteon Climate Control	1,630	72,170
Hana Financial Group	16,024	466,400
Hankook Tire	3,534	168,777
Hanwha	5,045	143,348
Hanwha Chemical	4,540	48,431
Hanwha Life Insurance	15,045	114,236
Hotel Shilla	1,595	132,958
Hyosung	2,370	147,814
Hyundai Department Store	1,025	114,572
Hyundai Development	2,510	88,448
Hyundai Engineering & Construction	3,386	129,553
Hyundai Glovis	851	226,308
Hyundai Heavy Industries	2,034	212,163
Hyundai Mipo Dockyard	1,645	103,817
Hyundai Mobis	4,169	896,381
Hyundai Motor	9,014	1,383,792
Hyundai Rotem	4,515	82,194
Hyundai Steel	3,198	184,086
Hyundai Wia	713	114,557
Industrial Bank of Korea	10,180	130,876
Kangwon Land	6,702	185,647
KB Financial Group	20,894	686,507
@KCC	281	133,137
KEPCO Engineering & Construction	430	20,176
Kia Motors	15,307	730,945
Korea Aerospace Industries	3,910	141,801
Korea Electric Power	13,735	531,883
†Korea Gas	2,017	91,152
Korea Investment Holdings	2,023	89,398
Korea Zinc	432	158,689
†Korean Air Lines	1,522	65,609
KT	7,153	203,275
KT&G	6,496	453,283
Kumho Petro Chemical	746	54,740
LG	5,680	317,050
LG Chem	2,646	434,833
†LG Display	12,056	367,470
LG Electronics	5,693	306,469
LG Household & Health Care	453	258,038
LG Uplus	16,646	174,422
Lotte Chemical	807	116,763
Lotte Shopping	521	129,501
LS	1,532	75,943

LVIP BlackRock Emerging Markets RPM Fund–11

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Republic of Korea (continued)
NAVER	1,590	$1,023,357
NCSoft	684	112,730
†OCI	1,879	133,640
Orion	221	205,066
Paradise	2,735	58,590
POSCO	3,801	962,215
Samsung C&T	6,341	355,910
Samsung Card	1,545	62,438
Samsung Electro-Mechanics	2,616	129,992
Samsung Electronics	6,429	7,767,674
†Samsung Engineering	3,480	119,706
Samsung Fire & Marine Insurance	2,007	518,398
Samsung Heavy Industries	7,569	137,210
Samsung Life Insurance	4,779	508,560
Samsung SDI	2,698	283,485
†Samsung SDS	4,681	1,256,159
Samsung Securities	3,029	122,405
Samsung Techwin	1,915	41,427
Shinhan Financial Group	23,829	962,573
Shinsegae	526	86,774
SK C&C	798	155,320
SK Holdings	1,471	219,423
†SK Hynix	31,306	1,344,530
SK Innovation	3,448	266,888
S-Oil	2,993	132,166
†Woori Bank	13,762	125,829

		30,089,476

Russia–3.10%
Alrosa	122,400	130,162
Bashneft	2,065	42,745
E.ON Russia	530,000	20,817
†Federal Grid Unified Energy System	12,310,000	9,524
Gazprom	322,354	723,210
Gazprom ADR	161,177	742,003
†=Inter RAO	94,700,000	11,616
†Lenta GDR	8,218	51,532
LUKOIL	14,177	536,650
LUKOIL ADR	14,178	543,726
Magnit	3,173	524,836
Magnitogorsk Iron & Steel Works	74,200	13,606
†Mail.ru Group GDR	6,561	105,922
MegaFon	5,251	71,846
MMC Norilsk Nickel	3,013	417,264
Mobile Telesystems	61,610	171,557
Moscow Exchange	63,710	64,295
NovaTek	126,244	924,044
Novolipetsk Steel	30,100	34,180
†OTCPharm	2,532	10,032
PhosAgro	900	24,535
Polymetal International	9,179	82,138
Rosneft	57,980	193,313

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Russia (continued)
†Rosseti	457,000	$3,150
Rostelecom	63,400	93,144
RusHydro Management	7,627,000	69,546
Sberbank of Russia	459,260	421,705
Severstal	15,720	133,615
Sistema JSFC	152,500	29,215
Surgutneftegas	1,004,150	405,796
Surgutneftegas GDR	100,415	426,563
Tatneft	86,550	338,967
TMK	13,497	8,040
†United RUSAL	120,000	80,560
Uralkali	87,920	190,989
VTB Bank	210,920,000	240,777

		7,891,620

South Africa–6.77%
African Rainbow Minerals	7,982	81,761
†Anglo American Platinum	2,518	73,945
†AngloGold Ashanti	25,744	224,876
Aspen Pharmacare Holdings	19,107	666,756
Assore	7,341	94,226
Barclays Africa Group	19,685	307,899
Barloworld	10,517	86,595
Bidvest Group	18,969	496,063
Capitec Bank Holdings	2,677	78,404
Coronation Fund Managers	14,952	148,012
Discovery	22,509	215,574
Exxaro Resources	8,203	73,235
FirstRand	203,035	882,883
Foschini Group	9,393	107,866
Gold Fields	51,693	233,757
Growthpoint Properties	140,448	333,798
†Impala Platinum Holdings	33,756	220,665
Imperial Holdings	9,629	153,343
Kumba Iron Ore	6,311	130,555
Liberty Holdings	6,683	70,901
Life Healthcare Group Holdings	48,192	178,078
†Lonmin	33,168	90,358
Massmart Holdings	6,144	75,316
Mediclinic International	21,960	190,139
MMI Holdings	68,754	178,358
Mr Price Group	12,197	246,801
MTN Group	95,841	1,823,651
Naspers Class N	23,270	3,010,942
Nedbank Group	14,529	311,232
Netcare	91,671	299,675
Pick n Pay Stores	13,295	60,143
Rand Merchant Insurance Holdings	39,939	141,114
Redefine Properties	221,035	204,502
Remgro	27,428	600,203
RMB Holdings	33,786	186,634
Sanlam	99,679	599,966

LVIP BlackRock Emerging Markets RPM Fund–12

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
South Africa (continued)
Santam	3,100	$57,131
Sasol	35,656	1,331,158
Shoprite Holdings	25,892	374,834
Standard Bank Group	74,049	912,896
Steinhoff International Holdings	142,947	731,493
Tiger Brands	8,958	283,992
Truworths International	17,934	119,129
Tsogo Sun Holdings	15,423	38,772
Vodacom Group	21,638	239,499
Woolworths Holdings	42,005	278,644

		17,245,774

Taiwan–10.17%
Advanced Semiconductor Engineering	355,000	420,955
Advantech	18,690	137,001
Asia Cement	129,805	159,600
Asustek Computer	45,000	490,235
AU Optronics	538,000	272,648
Catcher Technology	45,000	346,972
Cathay Financial Holding	491,743	725,494
Chang Hwa Commercial Bank	295,803	168,846
Cheng Shin Rubber Industry	116,750	273,603
China Development Financial Holding	557,000	176,685
China Steel	680,885	563,924
Chunghwa Telecom	223,000	659,957
Compal Electronics	206,000	143,621
CTBC Financial Holding	801,346	517,627
Delta Electronics	129,000	761,111
E.Sun Financial Holding	279,146	172,698
Epistar	83,000	164,003
†Evergreen Marine Taiwan	135,000	95,043
Far Eastern New Century	265,071	261,767
Far EasTone Telecommunications	118,000	271,422
First Financial Holding	371,007	217,214
Formosa Chemicals & Fibre	240,070	505,268
Formosa Petrochemical	97,000	210,099
Formosa Plastics	277,560	631,413
Foxconn Technology	42,263	113,378
Fubon Financial Holding	524,000	832,775
Hon Hai Precision Industry	735,784	2,028,732
Hotai Motor	29,000	433,310
†HTC	42,000	187,170
Hua Nan Financial Holdings	354,186	197,776
Innolux	387,050	186,776
†Inotera Memories	169,000	264,750
Inventec	261,000	174,287
Largan Precision	5,000	373,702
Lite-On Technology	154,095	175,763
MediaTek	78,910	1,145,373
Mega Financial Holding	544,423	419,368
Nan Ya Plastics	307,800	633,719
†Nanya Technology	48,000	121,349

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Taiwan (continued)
Novatek Microelectronics	26,000	$145,066
Pegatron	69,000	157,472
Pou Chen	135,000	162,539
President Chain Store	27,000	208,220
Quanta Computer	140,000	348,222
Shin Kong Financial Holding	469,368	132,745
Siliconware Precision Industries	144,000	216,647
SinoPac Financial Holdings	397,664	162,704
Synnex Technology International	75,000	108,453
Taishin Financial Holding	540,078	221,367
Taiwan Cement	188,000	256,610
Taiwan Cooperative Financial Holding	288,540	148,099
Taiwan Fertilizer	79,000	139,043
Taiwan Glass Industry	73,000	56,686
Taiwan Mobile	104,000	343,370
Taiwan Semiconductor Manufacturing	1,393,000	6,127,321
TPK Holding	14,000	82,910
Uni-President Enterprises	254,518	401,875
United Microelectronics	826,000	382,813
Wistron	188,416	169,480
Yuanta Financial Holding	538,125	260,602
Yulon Motor	26,000	37,990
Yulon Nissan Motor	1,000	10,433

		25,916,101

Thailand–2.25%
Advanced Info Service NVDR	68,700	521,122
Airports of Thailand - Foreign	20,200	173,196
†Bangkok Airways NVDR	35,000	20,751
Bangkok Bank NVDR	35,200	206,814
Bangkok Dusit Medical Services - Foreign	216,000	112,958
Bank of Ayudhya NVDR	147,700	200,318
Banpu - Foreign	62,000	46,938
BEC World - Foreign	62,000	96,139
Berli Jucker - Foreign	24,400	30,602
Big C Supercenter NVDR	13,800	99,469
BTS Group Holdings NVDR	123,400	35,942
Central Pattana - Foreign	84,900	117,451
Charoen Pokphand Foods - Foreign	145,700	120,715
CP ALL NVDR	250,300	321,913
Glow Energy - Foreign	31,400	85,207
Home Product Center - Foreign	38	10
Home Product Center NVDR	164,057	41,070
Indorama Ventures - Foreign	80,500	49,441
Intouch Holdings - Foreign	9,500	22,602
Intouch Holdings NVDR	76,500	182,393
IRPC - Foreign	586,900	54,604
Kasikornbank NVDR	70,200	485,668
Krung Thai Bank - Foreign	209,100	144,317
Land & Houses NVDR	140,040	38,318
Minor International - Foreign	35,900	35,474

LVIP BlackRock Emerging Markets RPM Fund–13

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Thailand (continued)
Minor International NVDR	67,800	$66,530
PTT Exploration & Production NVDR	99,700	337,725
PTT Global Chemical NVDR	95,400	148,073
PTT NVDR	49,900	488,978
Robinson Department Store NVDR	37,300	50,786
Siam Cement NVDR	19,200	260,692
Siam City Cement NVDR	3,500	46,158
Siam Commercial Bank NVDR	92,900	511,819
Thai Oil - Foreign	97,500	124,506
Thai Union Frozen Products - Foreign	30,700	84,474
TMB Bank - Foreign	917,700	81,474
Total Access Communication NVDR	39,000	113,684
†True NVDR	516,051	172,158

		5,730,489

Turkey–1.50%
Akbank	103,087	380,299
†Anadolu Efes Biracilik Ve Malt Sanayii	13,470	130,692
Arcelik	11,710	74,916
BIM Birlesik Magazalar	11,285	241,127
Coca-Cola Icecek	4,593	99,252
Emlak Konut Gayrimenkul Yatirim
Ortakligi REIT	84,514	99,877
Enka Insaat ve Sanayi	35,375	79,759
Eregli Demir ve Celik Fabrikalari	85,078	161,733
Ford Otomotiv Sanayi	4,019	55,832
Haci Omer Sabanci Holding	40,966	177,673
KOC Holding	45,148	238,563
Tofas Turk Otomobil Fabrikasi	6,590	44,871
Tupras Turkiye Petrol Rafinerileri	10,210	241,365
†Turk Hava Yollari	32,588	133,791
Turk Telekomunikasyon	34,175	106,230
†Turkcell Iletisim Hizmetleri	52,841	322,193
Turkiye Garanti Bankasi	124,352	499,122
Turkiye Halk Bankasi	28,611	169,338
Turkiye Is Bankasi Class C	82,672	237,518
Turkiye Sise ve Cam Fabrikalari	83,578	129,701
Turkiye Vakiflar Bankasi Tao Class D	65,941	137,036
Yapi ve Kredi Bankasi	34,564	71,917

		3,832,805

United Arab Emirates–0.77%
Abu Dhabi Commercial Bank	126,881	238,946
Aldar Properties	237,073	166,984
†Arabtec Holding	100,367	77,518
DAMAC Real Estate Development GDR	5,629	77,399
DP World	9,000	188,001
Dragon Oil	21,906	183,493
Dubai Financial Market	82,016	43,383
Dubai Islamic Bank	50,000	91,808
Emaar Properties	164,932	317,872
First Gulf Bank	54,508	250,373

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United Arab Emirates (continued)
National Bank of Abu Dhabi	63,783	$240,750
Union National Bank	64,469	101,130

		1,977,657

Total Common Stock (Cost $202,013,980)		208,402,891

EXCHANGE-TRADED FUNDS–5.89%
iShares India 50	209,464	6,262,974
iShares MSCI Chile Capped	74,956	2,989,995
iShares MSCI India	191,441	5,760,460

Total Exchange-Traded Funds (Cost $13,627,937)		15,013,429

rPREFERRED STOCK–4.25%
Brazil–3.14%
AES Tiete 13.60%	3,800	25,910
Alpargatas 3.84%	2,553	6,965
Banco Bradesco 3.73%	121,930	1,608,604
Banco do Estado do Rio
Grande do Sul 6.36%	8,800	48,015
Bradespar 12.87%	10,400	55,962
Braskem 4.08%	6,900	45,437
Centrais Eletricas Brasileiras 21.03%	16,900	52,020
Cia Brasileira de Distribuicao Grupo
Pao de Acucar 1.12%	10,000	371,138
Cia de Gas de Sao Paulo Class A 3.73%	1,100	20,199
Cia de Transmissao de Energia Eletrica Paulista 3.65%	2,015	31,467
Cia Energetica de Minas Gerais 28.33%	48,228	238,463
Cia Energetica de Sao Paulo Class B 12.30%	15,500	156,371
Cia Paranaense de Energia Class B 7.25%	6,200	83,755
Gerdau 2.87%	51,000	183,850
Itau Unibanco Holding 2.86%	153,407	1,997,322
Itausa - Investimentos Itau 3.61%	177,259	626,326
Lojas Americanas 0.67%	26,700	173,211
Metalurgica Gerdau 2.96%	13,400	56,978
†Oi	18,750	60,748
Petroleo Brasileiro 11.41%	239,500	903,025
Suzano Papel e Celulose 1.10%	21,600	91,439
Telefonica Brasil 6.30%	14,800	260,914
†Usinas Siderurgicas de Minas Gerais	38,400	72,971
Vale 10.27%	115,800	837,943

		8,009,033

Colombia–0.23%
Banco Davivienda 2.42%	3,488	41,035
Bancolombia 2.85%	28,835	345,754
Cementos Argos 2.55%	12,000	48,482
Grupo Argos 1.33%	5,525	46,263

LVIP BlackRock Emerging Markets RPM Fund–14

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rPREFERRED STOCK (continued)
Colombia (continued)
Grupo Aval Acciones y Valores 4.36%	65,853	$35,291
Grupo de Inversiones Suramericana 2.69%	3,624	59,932

		576,757

Republic of Korea–0.68%
Amorepacific 0.60%	43	42,326
Doosan 5.95%	1,228	66,806
Hyundai Motor
1.51%	2,288	279,693
1.58%	1,038	119,107
LG Chem 3.14%	358	45,936
LG Electronics 0.80%	811	19,894
LG Household & Health Care 1.35%	184	45,844
Samsung Electronics 1.40%	1,145	1,082,310
Samsung Fire & Marine Insurance 1.63%	250	38,287

		1,740,203

Russia–0.20%
AK Transneft 0.55%	77	165,610

	Number of Shares	Value (U.S. $)

rPREFERRED STOCK (continued)
Russia (continued)
†Bashneft	2,295	$36,312
†Rostelecom	8,225	8,027
Sberbank of Russia 7.72%	45,800	28,898
†Surgutneftegas	493,600	245,791
†Tatneft	7,000	16,184

		500,822

Total Preferred Stock (Cost $13,069,599)		10,826,815

MONEY MARKET FUND–7.48%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	19,067,686	19,067,686

Total Money Market Fund (Cost $19,067,686)		19,067,686

TOTAL VALUE OF SECURITIES–99.38% (Cost $247,779,202)	253,310,821
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.62%	1,574,140

NET ASSETS APPLICABLE TO 27,260,686 SHARES OUTSTANDING–100.00%	$254,884,961

NET ASSET VALUE–LVIP BLACKROCK EMERGING MARKETS RPM FUND STANDARD CLASS ($76,656,508 / 8,200,493 Shares)	$9.348
NET ASSET VALUE–LVIP BLACKROCK EMERGING MARKETS RPM FUND SERVICE CLASS ($178,228,453 / 19,060,193 Shares)	$9.351

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$273,354,945
Undistributed net investment income	750,161
Accumulated net realized loss on investments	(24,935,966)
Net unrealized appreciation of investments and derivatives	5,715,821

Total net assets	$254,884,961

#	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $916,782, which represents 0.36% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4 and 5.

¢	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $593,159 cash pledged as collateral for futures contracts and $168,445 represents payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $415,938, which represents 0.16% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $47,907, which represents 0.02% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

LVIP BlackRock Emerging Markets RPM Fund–15

LVIP BlackRock Emerging Markets RPM Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
363 E-mini MSCI Emerging Markets Index	$17,186,695	$17,382,255	3/24/15	$195,560

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

CPO–Ordinary Participation Certificate

GDR–Global Depositary Receipt

NVDR–Nonvoting Depositary Receipt

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets RPM Fund–16

LVIP BlackRock Emerging Markets RPM Fund

Statement of Operations

Year Ended December 31, 2014

LVIP BlackRock Emerging Markets RPM Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$6,226,108
Foreign tax withheld	(664,174)

5,561,934

EXPENSES:
Management fees	1,416,815
Distribution fees-Service Class	361,337
Custodian fees	207,755
Accounting and administration expenses	128,344
Professional fees	71,437
Pricing fees.	65,080
Reports and statements to shareholders	36,283
Index Fees	15,833
Trustees’ fees and expenses	5,859
Consulting fees	3,808
Other	2,090

2,314,641
Less management fees waived	(128,801)

Total operating expenses	2,185,840

NET INVESTMENT INCOME	3,376,094

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
Investments	(2,456,279)
Foreign currencies	(212,810)
Foreign currency exchange contracts	(36,130)
Futures contracts	(3,416,630)

Net realized loss	(6,121,849)

Net change in unrealized appreciation (depreciation) of:
Investments	(6,426,781)
Foreign currencies	(12,782)
Foreign currency exchange contracts	15,049
Futures contracts	(1,068,793)

Net change in unrealized appreciation (depreciation)	(7,493,307)

NET REALIZED AND UNREALIZED LOSS	(13,615,156)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,239,062)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended

	12/31/14	12/31/13

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,376,094	$2,516,284
Net realized loss	(6,121,849)	(18,971,293)
Net change in unrealized appreciation (depreciation)	(7,493,307)	4,575,210

Net decrease in net assets resulting from operations	(10,239,062)	(11,879,799)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(996,580)	(1,333,912)
Service Class	(1,770,242)	(474,532)

	(2,766,822)	(1,808,444)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	33,035,687	133,632,241
Service Class	107,601,747	95,948,160
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	996,580	1,333,912
Service Class	1,770,242	474,532

	143,404,256	231,388,845

Cost of shares redeemed:
Standard Class	(127,918,102)	(61,380,030)
Service Class	(16,679,070)	(5,571,698)

	(144,597,172)	(66,951,728)

Increase (decrease) in net assets derived from capital share transactions	(1,192,916)	164,437,117

NET INCREASE (DECREASE) IN NET ASSETS	(14,198,800)	150,748,874
NET ASSETS:
Beginning of year	269,083,761	118,334,887

End of year	$254,884,961	$269,083,761

Undistributed net investment income	$750,161	$273,124

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets RPM Fund–17

LVIP BlackRock Emerging Markets RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Emerging Markets RPM Fund Standard Class
			8/29/12[1]
	Year Ended		to
	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.954	$10.895	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.144	0.125	0.014
Net realized and unrealized gain (loss)	(0.626)	(0.988)	1.020

Total from investment operations	(0.482)	(0.863)	1.034

Less dividends and distributions from:
Net investment income	(0.124)	(0.078)	(0.139)

Total dividends and distributions	(0.124)	(0.078)	(0.139)

Net asset value, end of period	$9.348	$9.954	$10.895

Total return[3]	(4.89% )	(7.91% )	10.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$76,657	$172,665	$110,885
Ratio of expenses to average net assets	0.71%	0.78%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.86%	1.22%
Ratio of net investment income to average net assets	1.45%	1.24%	0.39%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.40%	1.16%	(0.03% )
Portfolio turnover	40%	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets RPM Fund–18

LVIP BlackRock Emerging Markets RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Emerging Markets RPM Fund Service Class
			8/29/12[1]
	Year Ended		to
	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.957	$10.895	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.121	0.099	0.005
Net realized and unrealized gain (loss)	(0.628)	(0.986)	1.021

Total from investment operations	(0.507)	(0.887)	1.026

Less dividends and distributions from:
Net investment income	(0.099)	(0.051)	(0.131)

Total dividends and distributions	(0.099)	(0.051)	(0.131)

Net asset value, end of period	$9.351	$9.957	$10.895

Total return[3]	(5.13% )	(8.13% )	10.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$178,228	$96,419	$7,450
Ratio of expenses to average net assets	0.96%	1.03%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.11%	1.47%
Ratio of net investment income to average net assets	1.20%	0.99%	0.14%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.15%	0.91%	(0.28% )
Portfolio turnover	40%	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets RPM Fund–19

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Emerging Markets RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities or ETFs listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2012–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP BlackRock Emerging Markets RPM Fund–20

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.55% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC had contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.80% of the Fund’s average daily net assets for the Standard Class and 1.05% for the Service Class. This agreement expired on July 1, 2014.

BlackRock Investment Management, LLC (BlackRock) (Sub-Adviser) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$10,612
Legal fees	2,919

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $15,396 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$106,511
Distribution fees payable to LFD	36,935

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP BlackRock Emerging Markets RPM Fund–21

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$91,904,898
Sales	91,846,468

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$252,838,615

Aggregate unrealized appreciation	$36,811,198
Aggregate unrealized depreciation	(36,338,992)

Net unrealized appreciation	$472,206

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level  1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level  2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level  3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP BlackRock Emerging Markets RPM Fund–22

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$13,321,017	$—	$—	$13,321,017
China	10,594,942	35,851,632	36,291	46,482,865
Colombia	1,651,833	—	—	1,651,833
Cyprus	68,251	—	—	68,251
Czech Republic	55,449	382,758	—	438,207
Egypt	—	3	—	3
Greece	—	668,943	—	668,943
Hong Kong	1,193,453	11,299,858	—	12,493,311
Hungary	—	382,238	—	382,238
India	4,449,017	1,559,435	—	6,008,452
Indonesia	—	5,742,056	—	5,742,056
Luxembourg	11,173	—	—	11,173
Malaysia	1,535,594	7,873,479	—	9,409,073
Mexico	11,110,444	149,921	—	11,260,365
Morocco	200,462	318,874	—	519,336
Peru	995,188	—	—	995,188
Philippines	65,241	3,248,134	—	3,313,375
Poland	65,200	2,888,083	—	2,953,283
Republic of Korea	2,220,862	27,868,614	—	30,089,476
Russia	1,052,670	6,827,334	11,616	7,891,620
South Africa	390,373	16,855,401	—	17,245,774
Taiwan	343,370	25,572,731	—	25,916,101
Thailand	43,353	5,687,136	—	5,730,489
Turkey	—	3,832,805	—	3,832,805
United Arab Emirates	260,892	1,716,765	—	1,977,657
Exchange-Traded Funds	15,013,429	—	—	15,013,429
Preferred Stock	8,736,727	2,090,088	—	10,826,815
Money Market Fund	19,067,686	—	—	19,067,686

Total	$92,446,626	$160,816,288	$47,907	$253,310,821

Futures Contracts	$195,560	$—	$—	$195,560

As a result of utilizing international fair value pricing at December 31, 2014, the majority of the portfolio was categorized as Level 2.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$2,766,822	$1,808,444

LVIP BlackRock Emerging Markets RPM Fund–23

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$273,354,945
Undistributed ordinary income	1,122,276
Capital loss carryforwards.	(20,053,108)
Unrealized appreciation	460,848

Net assets	$254,884,961

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(132,235)	$132,235

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$7,365,835	$12,687,273	$20,053,108

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	3,348,442	13,114,380
Service Class	10,847,919	9,507,873
Shares issued upon reinvestment of dividends and distributions:
Standard Class	104,445	136,684
Service Class	184,673	48,619

	14,485,479	22,807,556

Shares redeemed:
Standard Class	(12,598,083)	(6,083,135)
Service Class	(1,656,445)	(556,212)

	(14,254,528)	(6,639,347)

Net increase	230,951	16,168,209

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

LVIP BlackRock Emerging Markets RPM Fund–24

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2014.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$195,560	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(36,130)	$15,049
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,416,630)	(1,068,793)

Total		$(3,452,760)	$(1,053,744)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivatives activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$257,641	$357,510
Futures contracts (average notional value)	44,010,737	1,096,393

At December 31, 2014, the Fund posted $593,159 cash collateral for futures contracts.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single

LVIP BlackRock Emerging Markets RPM Fund–25

LVIP BlackRock Emerging Markets RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets. At December 31, 2014, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Futures Contracts[1]	$195,560	$—	$195,560

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[2]
Goldman Sachs Capital	$195,560	$—	$—	$195,560

1Net amount as disclosed in the Statement of Net Assets.

2Net amount represents the net amount receivable from the counterparty in the event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from the LVIP BlackRock Emerging Markets RPM Fund to the LVIP BlackRock Emerging Markets Volatility Fund. This name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP BlackRock Emerging Markets RPM Fund–26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Blackrock Emerging Markets RPM Fund

We have audited the accompanying statement of net assets of the LVIP Blackrock Emerging Markets RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Blackrock Emerging Markets RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Blackrock Emerging Markets RPM Fund–27

LVIP BlackRock Emerging Markets RPM Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadviser (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board considered that the RPM Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fun in strong, increasing markets relative to unhedged funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund’s. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP BlackRock Emerging Markets RPM Fund–28

LVIP BlackRock Emerging Markets RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015. The Board noted that the investment management fees were lower than the median of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

The Board considered that LIAC had implemented an advisory fee waiver of 0.05% and an expense limitation of 0.80% for the standard class through July 1, 2014. The Board noted that the investment management fees, giving effect to the advisory fee waiver and the expense limitation, were lower than the median of a Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total returns compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets Risk Control 12.5% (Net) Index. The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark for the one year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and noted that the Fund’s standard deviation was higher than the median standard deviation of the peer group. The Board considered that the RPM strategy implemented for the Fund in September 2012 was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board noted LIAC’s view that the subadviser’s performance was consistent with the benchmark’s index performance. The Board considered that LIAC would continue to closely monitor performance including the Fund’s standard deviation. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedule which contains breakpoints and noted that there were no comparable portfolios managed by BlackRock to which to compare the Fund’s subadvisory fee schedule. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement raises its profile in the broker-dealer community.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP BlackRock Emerging Markets RPM Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP BlackRock Emerging Markets RPM Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP BlackRock Emerging Markets RPM Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Emerging Markets RPM Fund–32

LVIP BlackRock Equity Dividend RPM Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP BlackRock Equity Dividend RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Equity Dividend RPM Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 3.49% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 1000® Value Index1, returned 13.45%.

U.S. equity markets extended their upward trajectory in 2014, with the S&P 500 Index2 finishing the year with a 13.69% return. Accommodative monetary policy from the U.S. Federal Reserve, improving economic conditions in the U.S. and benign levels of inflation all provided support for financial markets during the year. Although volatility remained relatively subdued, investors endured pockets of rising instability throughout the year. Notably, geopolitical tensions between Russia and Ukraine, escalating violence in Iraq and Gaza, and divergent global central bank policies all contributed to periods of risk on, risk off behavior by investors. Ultimately, equity markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger and acquisition activity.

The largest contributor to 2014 relative performance is stock selection in the industrials sector. Our overweight to aerospace & defense companies proved particularly beneficial, as has our position in non-benchmark holding Union Pacific, which benefitted from stronger volumes and a recovering domestic economy. A combination of stock selection and an underweight to the energy sector also added to relative returns for the period. Notably, our large-cap posture and limited exposure to the exploration & production industry assisted relative returns amid the sharp sell-off in crude oil.

The largest detractor from 2014 relative performance is a combination of stock selection and an underweight to the information technology sector. Notable detractors include owning non-benchmark holding International Business Machines and not owning benchmark holding Hewlett-Packard. A combination of stock selection and an underweight to healthcare also hurt relative returns for the period. Within the sector, our underweight to the managed care industry was costly, as providers benefited from improving sentiment, continued below normal utilization and rising enrollments under the Affordable Care Act (the “ACA”). Stock selection in financials also detracted from relative performance as not owning benchmark holding Berkshire Hathaway and our underweight to REITs detracted from relative returns.

We remain constructive on the U.S. economy given improvement in the U.S. employment picture and benign levels of inflation. Improving employment prospects and lower energy prices have contributed to a rise in consumer confidence. In addition, U.S. consumer balance sheets are stronger, with debt relative to disposable income at its lowest level in thirty years. On the corporate side, we see the potential for acceleration in spending given the favorable credit environment and increasing business confidence, and believe these factors point toward improving growth ahead for the U.S. economy. We have positioned the portfolio to take advantage of this improving economy and the higher interest-rate environment we see unfolding over time. Toward that end, we have increased exposure to industrials, financials and technology – areas where we see the strongest fundamentals, the greatest potential for dividend growth and relatively attractive valuations. At the same time we have reduced exposure to traditionally more defensive sectors like consumer staples, telecom and utilities. In our view, companies within these sectors are less compelling due to current valuations and/or limited dividend growth potential in the future.

Robert M. Shearer, CFA

Kathleen M. Anderson

David J. Cassese, CFA

Tony DeSpirito

BlackRock Investment Management LLC

Advised by:

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500 Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. While 2014 was generally a positive year for large cap equities, there were periods of time when markets experienced higher volatility as a result of geopolitical risks, the direction of global central bank policy along with other macro events. During these periods of elevated volatility, the level of hedging within the Fund was increased to control

LVIP BlackRock Equity Dividend RPM Fund–1

LVIP BlackRock Equity Dividend RPM Fund

2014 Annual Report Commentary (continued)

the risk level of the Fund. Overall, the volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Equity Dividend RPM Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,172. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $20,231. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 3.49%

Five Years	+ 10.46%

Ten Years	+ 4.26%

Service Class Shares

One Year	+ 3.23%

Five Years	+ 10.18%

Ten Years	+ 4.00%

1.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Market NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB-or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC replaced Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, as the Fund’s sub-adviser.

LVIP BlackRock Equity Dividend RPM Fund–2

LVIP BlackRock Equity Dividend RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expense shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,008.20	0.72%	$3.64
Service Class Shares	1,000.00	1,006.90	0.97%	4.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
Service Class Shares	1,000.00	1,020.32	0.97%	4.94

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Equity Dividend RPM Fund–3

LVIP BlackRock Equity Dividend RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	90.48%
Aerospace & Defense	6.69%
Air Freight & Logistics	1.12%
Auto Components	0.51%
Banks	14.10%
Beverages	1.34%
Capital Markets	1.79%
Chemicals	2.76%
Commercial Services & Supplies	0.46%
Communications Equipment	1.72%
Consumer Finance	1.39%
Diversified Financial Services	0.79%
Diversified Telecommunication Services	1.83%
Electric Utilities	2.30%
Electrical Equipment	0.35%
Energy Equipment & Services	0.48%
Food & Staples Retailing	1.13%
Food Products	1.08%
Health Care Equipment & Supplies	0.92%
Health Care Providers & Services	0.45%
Hotels, Restaurants & Leisure	1.21%
Household Products	1.97%
Industrial Conglomerates	3.48%
Insurance	5.54%
IT Services	1.09%
Media	2.42%
Metals & Mining	0.42%
Multi-Utilities	2.09%
Oil, Gas & Consumable Fuels	8.64%
Paper & Forest Products	1.02%
Pharmaceuticals	8.08%
Professional Services	0.35%
Real Estate Investment Trusts	0.89%
Road & Rail	1.56%
Semiconductors & Semiconductor Equipment	1.92%
Software	1.94%
Specialty Retail	2.78%
Technology Hardware, Storage & Peripherals	0.74%
Textiles, Apparel & Luxury Goods	0.96%
Tobacco	1.44%
Water Utilities	0.73%
Money Market Fund	9.14%
Total Value of Securities	99.62%
Receivables and Other Assets Net of Liabilities	0.38%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Wells Fargo	3.44%
JPMorgan Chase	3.12%
Home Depot	2.78%
Comcast Class A	2.42%
General Electric	2.31%
Pfizer	2.14%
Chevron	2.10%
Raytheon	2.01%
Merck	1.98%
Procter & Gamble	1.97%

Total	24.27%

LVIP BlackRock Equity Dividend RPM Fund–4

LVIP BlackRock Equity Dividend RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–90.48%
Aerospace & Defense–6.69%
Honeywell International	101,630	$10,154,870
Lockheed Martin	37,150	7,153,976
Northrop Grumman	86,180	12,702,070
Raytheon	155,820	16,855,049
United Technologies	78,940	9,078,100

		55,944,065

Air Freight & Logistics–1.12%
United Parcel Service Class B	84,220	9,362,737

		9,362,737

Auto Components–0.51%
Johnson Controls	89,120	4,308,061

		4,308,061

Banks–14.10%
Bank of America	685,200	12,258,228
Citigroup	226,970	12,281,347
Fifth Third Bancorp	320,010	6,520,204
JPMorgan Chase	417,480	26,125,898
SunTrust Banks	314,590	13,181,321
Toronto-Dominion Bank	117,880	5,631,498
U.S. Bancorp	293,900	13,210,805
Wells Fargo	525,130	28,787,627

		117,996,928

Beverages–1.34%
Coca-Cola	90,850	3,835,687
Diageo	257,018	7,361,867

		11,197,554

Capital Markets–1.79%
Goldman Sachs Group	30,800	5,969,964
Morgan Stanley	232,050	9,003,540

		14,973,504

Chemicals–2.76%
Dow Chemical	113,230	5,164,420
duPont (E.I.) deNemours	189,240	13,992,406
Praxair	30,470	3,947,693

		23,104,519

Commercial Services & Supplies–0.46%
Tyco International	87,500	3,837,750

		3,837,750

Communications Equipment–1.72%
Motorola Solutions	91,380	6,129,770
QUALCOMM	111,180	8,264,009

		14,393,779

Consumer Finance–1.39%
American Express	125,310	11,658,842

		11,658,842

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Financial Services–0.79%
CME Group	74,550	$6,608,858

		6,608,858

Diversified Telecommunication Services–1.83%
BCE	52,020	2,385,637
Verizon Communications	276,340	12,927,185

		15,312,822

Electric Utilities–2.30%
Duke Energy	44,510	3,718,365
ITC Holdings	60,000	2,425,800
NextEra Energy	88,240	9,379,030
Northeast Utilities	69,120	3,699,302

		19,222,497

Electrical Equipment–0.35%
Rockwell Automation	26,380	2,933,456

		2,933,456

Energy Equipment & Services–0.48%
Schlumberger	46,880	4,004,021

		4,004,021

Food & Staples Retailing–1.13%
Kroger	105,900	6,799,839
Wal-Mart Stores	30,740	2,639,951

		9,439,790

Food Products–1.08%
General Mills	33,720	1,798,288
Kraft Foods Group	34,466	2,159,640
Mondelez International Class A	100,180	3,639,039
Unilever	37,360	1,458,534

		9,055,501

Health Care Equipment & Supplies–0.92%
Abbott Laboratories	67,830	3,053,707
Becton, Dickinson	33,500	4,661,860

		7,715,567

Health Care Providers & Services–0.45%
Quest Diagnostics	56,390	3,781,513

		3,781,513

Hotels, Restaurants & Leisure–1.21%
McDonald’s	107,870	10,107,419

		10,107,419

Household Products–1.97%
Procter & Gamble	181,120	16,498,221

		16,498,221

Industrial Conglomerates–3.48%
3M	59,650	9,801,688

LVIP BlackRock Equity Dividend RPM Fund–5

LVIP BlackRock Equity Dividend RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Industrial Conglomerates (continued)
General Electric	763,190	$19,285,811

		29,087,499

Insurance–5.54%
ACE	71,190	8,178,307
American International Group	70,990	3,976,150
Chubb	53,820	5,568,755
MetLife	191,450	10,355,531
Prudential Financial	116,040	10,496,978
Travelers	73,120	7,739,752

		46,315,473

IT Services–1.09%
Automatic Data Processing	29,740	2,479,424
International Business Machines	41,180	6,606,919

		9,086,343

Media–2.42%
Comcast Class A	351,600	20,239,854

		20,239,854

Metals & Mining–0.42%
BHP Billiton	149,511	3,535,268

		3,535,268

Multi-Utilities–2.09%
Dominion Resources	117,860	9,063,434
Sempra Energy	41,990	4,676,006
Wisconsin Energy	71,370	3,764,054

		17,503,494

Oil, Gas & Consumable Fuels–8.64%
†California Resources	32,596	179,604
Chevron	156,440	17,549,439
ConocoPhillips	58,200	4,019,292
Exxon Mobil	162,680	15,039,766
Marathon Oil	171,290	4,845,794
Marathon Petroleum	80,560	7,271,346
Occidental Petroleum	107,140	8,636,555
Phillips 66	37,600	2,695,920
Spectra Energy	96,790	3,513,477
Total ADR	166,610	8,530,432

		72,281,625

Paper & Forest Products–1.02%
International Paper	159,410	8,541,188

		8,541,188

Pharmaceuticals–8.08%
AbbVie	67,830	4,438,795
Bristol-Myers Squibb	254,180	15,004,245
Johnson & Johnson	130,990	13,697,624
Merck	291,220	16,538,384

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
Pfizer	575,360	$17,922,464

		67,601,512

Professional Services–0.35%
Nielsen Holdings	66,410	2,970,519

		2,970,519

Real Estate Investment Trusts–0.89%
American Tower	35,000	3,459,750
Weyerhaeuser	110,600	3,969,434

		7,429,184

Road & Rail–1.56%
CSX	90,950	3,295,120
Union Pacific	81,700	9,732,921

		13,028,041

Semiconductors & Semiconductor Equipment–1.92%
Intel	443,580	16,097,518

		16,097,518

Software–1.94%
Microsoft	350,200	16,266,790

		16,266,790

Specialty Retail–2.78%
Home Depot	221,530	23,254,004

		23,254,004

Technology Hardware, Storage & Peripherals–0.74%
Samsung Electronics GDR	10,300	6,182,550

		6,182,550

Textiles, Apparel & Luxury Goods–0.96%
VF	106,880	8,005,312

		8,005,312

Tobacco–1.44%
Altria Group	92,330	4,549,099
Lorillard	61,900	3,895,986
Philip Morris International	43,980	3,582,171

		12,027,256

Water Utilities–0.73%
American Water Works	114,870	6,122,571

		6,122,571

Total Common Stock (Cost $601,263,888)		757,033,405

LVIP BlackRock Equity Dividend RPM Fund–6

LVIP BlackRock Equity Dividend RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–9.14%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	76,493,737	$76,493,737

Total Money Market Fund (Cost $76,493,737)		76,493,737

TOTAL VALUE OF SECURITIES–99.62% (Cost $677,757,625)	$833,527,142
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.38%	3,168,092

NET ASSETS APPLICABLE TO 47,029,822 SHARES OUTSTANDING–100.00%	$836,695,234

NET ASSET VALUE–LVIP BLACKROCK EQUITY DIVIDEND RPM FUND STANDARD CLASS ($337,562,699 / 18,959,399 Shares)	$17.805

NET ASSET VALUE–LVIP BLACKROCK EQUITY DIVIDEND RPM FUND SERVICE CLASS ($499,132,535 / 28,070,423 Shares)	$17.781

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$765,997,618
Undistributed net investment income	1,225,212
Accumulated net realized loss on investments	(84,708,642)
Net unrealized appreciation of investments and derivatives	154,181,046

Total net assets	$836,695,234

†	Non-income producing for the period.

«	Includes $4,001,415 cash pledged as collateral for futures contracts, $135,517 due to custodian and $97,940 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)

(415)	E-mini S&P 500 Index	$(40,999,110)	$(42,587,300)	3/24/15	$(1,588,190)

The use of futures contracts involve elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

GDR–Global Depository Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–7

LVIP BlackRock Equity Dividend RPM Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$18,490,148
Foreign tax withheld	(232,718)

18,257,430

EXPENSES:
Management fees	5,574,553
Distribution fees-Service Class	1,054,617
Accounting and administration expenses	377,785
Reports and statements to shareholders	100,016
Professional fees	35,234
Custodian fees	17,769
Trustees’ fees and expenses	14,849
Consulting fees	4,267
Pricing fees	1,111
Other	6,037

7,186,238
Less management fees waived	(644,146)

Total operating expenses	6,542,092

NET INVESTMENT INCOME	11,715,338

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,157,541
Foreign currencies	(12,237)
Foreign currency exchange contracts	(29,418)
Futures contracts	(34,411,866)

Net realized loss	(27,295,980)

Net change in unrealized appreciation (depreciation) of:
Investments	45,781,407
Foreign currencies	(87)
Foreign currency exchange contracts	(86)
Futures contracts	(3,301,903)

Net change in unrealized appreciation (depreciation)	42,479,331

NET REALIZED AND UNREALIZED GAIN	15,183,351

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,898,689

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,715,338	$9,165,560
Net realized loss	(27,295,980)	(19,785,470)
Net change in unrealized appreciation (depreciation)	42,479,331	98,419,663

Net increase in net assets resulting from operations	26,898,689	87,799,753

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,859,253)	(4,942,135)
Service Class	(5,959,599)	(3,872,055)

	(10,818,852)	(8,814,190)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	17,541,126	19,806,376
Service Class	198,557,894	249,729,422
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,859,253	4,942,135
Service Class	5,959,599	3,872,055

	226,917,872	278,349,988

Cost of shares redeemed:
Standard Class	(43,245,886)	(46,905,099)
Service Class	(47,009,724)	(24,771,706)

	(90,255,610)	(71,676,805)

Increase in net assets derived from capital share transactions	136,662,262	206,673,183

NET INCREASE IN NET ASSETS	152,742,099	285,658,746
NET ASSETS:
Beginning of year	683,953,135	398,294,389

End of year	$836,695,234	$683,953,135

Undistributed net investment income	$1,225,212	$370,381

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–8

LVIP BlackRock Equity Dividend RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Equity Dividend RPM Fund Standard Class Year Ended
	12/31/14	12/31/13	12/31/12[1]	12/31/11	12/31/10

Net asset value, beginning of period	$17.455	$14.977	$12.887	$13.363	$11.440

Income (loss) from investment operations:
Net investment income[2]	0.295	0.299	0.221	0.184	0.155
Net realized and unrealized gain (loss)	0.313	2.428	1.966	(0.527)	1.893

Total from investment operations	0.608	2.727	2.187	(0.343)	2.048

Less dividends and distributions from:
Net investment income	(0.259)	(0.249)	(0.097)	(0.133)	(0.125)

Total dividends and distributions	(0.259)	(0.249)	(0.097)	(0.133)	(0.125)

Net asset value, end of period	$17.805	$17.455	$14.977	$12.887	$13.363

Total return[3]	3.49%	18.21%	16.99%	(2.57% )	17.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$337,563	$351,809	$322,496	$314,272	$396,596
Ratio of expenses to average net assets	0.72%	0.76%	0.78%	0.78%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.84%	0.83%	0.83%	0.84%
Ratio of net investment income to average net assets	1.68%	1.84%	1.54%	1.35%	1.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.76%	1.49%	1.30%	1.23%
Portfolio turnover	24%	14%	103%	26%	19%

[1]	Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC (sub-adviser) is responsible for the day-to-day management of the Fund’s investment portfolio.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–9

LVIP BlackRock Equity Dividend RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Equity Dividend RPM Fund Service Class Year Ended
	12/31/14	12/31/13	12/31/12[1]	12/31/11	12/31/10

Net asset value, beginning of period	$17.434	$14.961	$12.874	$13.348	$11.429

Income (loss) from investment operations:
Net investment income[2]	0.251	0.261	0.186	0.150	0.125
Net realized and unrealized gain (loss)	0.312	2.419	1.962	(0.525)	1.889

Total from investment operations	0.563	2.680	2.148	(0.375)	2.014

Less dividends and distributions from:
Net investment income	(0.216)	(0.207)	(0.061)	(0.099)	(0.095)

Total dividends and distributions	(0.216)	(0.207)	(0.061)	(0.099)	(0.095)

Net asset value, end of period	$17.781	$17.434	$14.961	$12.874	$13.348

Total return[3]	3.23%	17.92%	16.69%	(2.81% )	17.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$499,132	$332,144	$75,798	$39,098	$35,019
Ratio of expenses to average net assets	0.97%	1.01%	1.03%	1.03%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.09%	1.08%	1.08%	1.09%
Ratio of net investment income to average net assets	1.43%	1.59%	1.29%	1.10%	1.03%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.51%	1.24%	1.05%	0.98%
Portfolio turnover	24%	14%	103%	26%	19%

[1]	Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC (sub-adviser) is responsible for the day-to-day management of the Fund’s investment portfolio.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend RPM Fund–10

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each Series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Equity Dividend RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP BlackRock Equity Dividend RPM Fund–11

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund, and 0.70% of the average daily net assets of the Fund in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% on the first $250 million of the average daily net assets of the Fund; 0.10% on the next $500 million; and 0.13% on the next $250 million; and 0.155% of the average daily net assets in excess of $1 billion. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BlackRock Investment Management LLC (Sub-Adviser) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$30,288
Legal fees	8,377

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $45,119 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$454,175
Distribution fees payable to LFD	105,003

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP BlackRock Equity Dividend RPM Fund–12

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$253,191,433
Sales	165,926,805

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$679,206,426

Aggregate unrealized appreciation	$160,922,140
Aggregate unrealized depreciation	(6,601,424)

Net unrealized appreciation	$154,320,716

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP BlackRock Equity Dividend RPM Fund–13

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock
Aerospace & Defense	$55,944,065	$—	$55,944,065
Air Freight & Logistics	9,362,737	—	9,362,737
Auto Components	4,308,061	—	4,308,061
Banks	117,996,928	—	117,996,928
Beverages	3,835,687	7,361,867	11,197,554
Capital Markets	14,973,504	—	14,973,504
Chemicals	23,104,519	—	23,104,519
Commercial Services & Supplies	3,837,750	—	3,837,750
Communications Equipment	14,393,779	—	14,393,779
Consumer Finance	11,658,842	—	11,658,842
Diversified Financial Services	6,608,858	—	6,608,858
Diversified Telecommunication Services	15,312,822	—	15,312,822
Electric Utilities	19,222,497	—	19,222,497
Electrical Equipment	2,933,456	—	2,933,456
Energy Equipment & Services	4,004,021	—	4,004,021
Food & Staples Retailing	9,439,790	—	9,439,790
Food Products	9,055,501	—	9,055,501
Health Care Equipment & Supplies	7,715,567	—	7,715,567
Health Care Providers & Services	3,781,513	—	3,781,513
Hotels, Restaurants & Leisure	10,107,419	—	10,107,419
Household Products	16,498,221	—	16,498,221
Industrial Conglomerates	29,087,499	—	29,087,499
Insurance	46,315,473	—	46,315,473
IT Services	9,086,343	—	9,086,343
Media	20,239,854	—	20,239,854
Metals & Mining	—	3,535,268	3,535,268
Multi-Utilities	17,503,494	—	17,503,494
Oil, Gas & Consumable Fuels	72,281,625	—	72,281,625
Paper & Forest Products	8,541,188	—	8,541,188
Pharmaceuticals	67,601,512	—	67,601,512
Professional Services	2,970,519	—	2,970,519
Real Estate Investment Trusts	7,429,184	—	7,429,184
Road & Rail	13,028,041	—	13,028,041
Semiconductors & Semiconductor Equipment	16,097,518	—	16,097,518
Software	16,266,790	—	16,266,790
Specialty Retail	23,254,004	—	23,254,004
Technology Hardware, Storage & Peripherals	—	6,182,550	6,182,550
Textiles, Apparel & Luxury Goods	8,005,312	—	8,005,312
Tobacco	12,027,256	—	12,027,256
Water Utilities	6,122,571	—	6,122,571
Money Market Fund	76,493,737	—	76,493,737

Total	$816,447,457	$17,079,685	$833,527,142

Futures Contracts	$(1,588,190)	$—	$(1,588,190)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP BlackRock Equity Dividend RPM Fund–14

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$10,818,852	$8,814,190

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$765,997,618
Undistributed ordinary income	1,225,212
Capital loss carryforwards	(84,848,031)
Unrealized appreciation	154,320,435

Net assets	$836,695,234

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(41,655)	$41,655

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$36,214,077	$26,459,641	$22,174,313	$84,848,031

*Capital loss carryovers with no expiration must be utilized first.

LVIP BlackRock Equity Dividend RPM Fund–15

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	991,413	1,217,848
Service Class	11,360,014	15,279,083
Shares issued upon reinvestment of dividends and distributions:
Standard Class	272,467	284,522
Service Class	334,559	223,173

	12,958,453	17,004,626

Shares redeemed:
Standard Class	(2,459,842)	(2,880,038)
Service Class	(2,675,723)	(1,517,129)

	(5,135,565)	(4,397,167)

Net increase	7,822,888	12,607,459

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

No foreign currency exchange contracts were outstanding at December 31, 2014.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP BlackRock Equity Dividend RPM Fund–16

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(1,588,190)
Total		$—		$(1,588,190)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (29,418)	$ (86)
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(34,411,866)	(3,301,903)
Total		$(34,441,284)	$(3,301,989)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$26,612	$79,262
Futures contracts (average notional value)	54,279,246	48,087,116
At December 31, 2014, the Fund posted $4,001,415 cash pledged as collateral for futures contracts.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counter party certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP BlackRock Equity Dividend RPM Fund–17

LVIP BlackRock Equity Dividend RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2014, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Futures Contracts[1]	$(1,588,190)	$—	$(1,588,190)

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[2]
Goldman Sachs Capital	$(1,588,190)	$—	$1,588,190	$—

1Net amount as disclosed in the Statement of Net Assets.

2Net amount represents the net amount payable to the counterparty in the event of default.

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP BlackRock Equity Dividend RPM Fund to LVIP BlackRock Equity Dividend Managed Volatility Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP BlackRock Equity Dividend RPM Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Equity Dividend RPM Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Equity Dividend RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Equity Dividend RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP BlackRock Equity Dividend RPM Fund–19

LVIP BlackRock Equity Dividend RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreement

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board considered that the RPM Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund’s. The Board considered that LIAC had delegated day-to-day portfolio management to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP BlackRock Equity Dividend RPM Fund–20

LVIP BlackRock Equity Dividend RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver and had agreed to add an additional breakpoint to the advisory fee waiver through April 30, 2016. The Board noted that the investment management fee for the Fund, without giving effect to the advisory fee waiver, was above the median management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total returns and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Core funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one and three year periods and below the median return of the Morningstar performance peer group and above the benchmark index for the five year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered that BlackRock assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012. The Board also considered that the RPM strategy implemented for the Fund in September 2012 was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board also considered LIAC’s view that the subadviser’s underperformance was attributable to the subadviser’s defensive bias which would be expected to underperform in strong U.S. equity markets which had been the case since BlackRock assumed management of 80-100% of the Fund and that LIAC would continue to closely monitor performance. The Board noted LIAC’s statement that, given the risk management overlay, LIAC believes the Fund is performing as expected. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedule, which contains breakpoints, and compared it to the other fees charged by BlackRock to clients with similar objectives and noted that no clients had lower subadvisory fees than the Fund. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement raises its profile in the broker-dealer community.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP BlackRock Equity Dividend RPM Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP BlackRock Equity Dividend RPM Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP BlackRock Equity Dividend RPM Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Equity Dividend RPM Fund–24

LVIP BlackRock Global Allocation V.I. RPM Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP BlackRock Global Allocation V.I. RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation V.I. RPM Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (0.21%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while the BlackRock Global Allocation Composite1 returned 4.17% and its broad-based index, the S&P 500® Index2, returned 13.69% during the same period.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with positive U.S. equity market returns, the overlay generally detracted slightly from results relative to the benchmark in 2014. At points during the 3rd and 4th quarters of 2014 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. However, in other periods when equity markets were trending upwards, the overlay detracted from relative results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

BlackRock Global Allocation V.I. Fund 2014 Annual Q&A Commentary (“Underlying Fund”)

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Underlying Fund underperformed both its Reference Benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Underlying Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Underlying Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

Within equities, stock selection and an underweight in the United States, as well as stock selection in Canada and Europe, notably France and Germany, detracted from performance. From a sector perspective, stock selection and an overweight in materials and industrials as well as stock selection in information technology (“IT”) and financials weighed on returns. An overweight in gold-related securities detracted. The Underlying Fund’s cash position also had a negative impact on performance.

•

Within equities, stock selection and an overweight in Japan contributed to performance. From a sector perspective, an overweight and stock selection in health care was additive. An underweight in fixed income added to returns. Within fixed income, an underweight in Japanese government bonds as well as an overweight in emerging market sovereign bonds contributed to performance. From a currency perspective, an overweight in the U.S. dollar positively impacted performance.

Describe recent portfolio activity.

•

During the 12-month period, the Underlying Fund’s overall equity allocation decreased from 63% to 56% of net assets. Within equities, the Underlying Fund decreased exposure to the United States and Europe, and increased exposure to Japan. From a sector perspective, the Underlying Fund decreased exposure to financials, industrials, consumer staples, IT, consumer discretionary, materials, telecommunication services (“telecom”), and energy.

•

The Underlying Fund’s overall allocation to fixed income increased from 20% to 24% of net assets. Within fixed income, the Underlying Fund increased exposure to corporate and government bonds. Within government bonds, the Underlying Fund increased its exposure in Mexico, Australia and Poland and decreased its exposure to European sovereign bonds.

•

Reflecting the above changes, the Underlying Fund’s cash and cash equivalent holdings increased from 17% to 20% of net assets. During the 12-month period, the Underlying Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the cash position helped the Underlying Fund maintain low overall portfolio duration (sensitivity to interest rate movements).

•

The Underlying Fund uses derivatives, which may include options, futures, swaps and forward contracts both to enhance returns of the Underlying Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Underlying Fund’s use of

LVIP BlackRock Global Allocation V.I. RPM Fund–1

LVIP BlackRock Global Allocation V.I. RPM Fund

2014 Annual Report Commentary (continued)

derivatives had a positive impact on the absolute performance of the Underlying Fund.

Describe portfolio positioning at period end.

•

Compared to its Reference Benchmark, the Underlying Fund ended the period underweight in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Underlying Fund was overweight in Japan and underweight the United States. Within Europe, the Underlying Fund was overweight France and the Netherlands, and underweight the United Kingdom and Spain. On a sector basis, the Underlying Fund was overweight materials, health care, industrials and energy, and underweight consumer staples, financials, consumer discretionary, IT and telecom. Within fixed income, the Underlying Fund was underweight U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight government bonds in Australia, Mexico, Brazil and Poland. In addition, the Underlying Fund was overweight corporate and convertible bonds. As for currency exposure, relative to its benchmark, the Underlying Fund was overweight the U.S. dollar, Mexican peso, Indian rupee, Singapore dollar and Brazilian real, along with select emerging Asian currencies. The Underlying Fund was underweight the euro, Japanese yen, Canadian dollar, Korean won and Taiwan dollar.

Growth of $10,000 invested 5/1/13 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation V.I. RPM Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,703 for the Standard Class shares and to $10,641 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $11,159 and $13,350, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	– 0.21%

Inception (5/1/13)	+ 4.15%

Service Class Shares

One Year	– 0.55%

Inception (5/1/13)	+ 3.79%

1.

The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corportation (LIAC), the Fund’ s adviser. The Black Rock Global Allocation Composite is constructed as follows: 24% Bank of America US Treasury Current 5 Yr; 16% Citigroup World Government Bond Index non-U.S.; 24% FTSE World Ex US; 36% S&P 500® Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP BlackRock Global Allocation V.I. RPM Fund–2

LVIP BlackRock Global Allocation V.I. RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$970.90	0.10%	$0.50
Service Class Shares	1,000.00	969.10	0.45%	2.23
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Allocation V.I. RPM Fund–3

LVIP BlackRock Global Allocation V.I. RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Investment Companies	99.88%
International Equity Fund	96.56%
Money Market Fund	3.32%
Total Value of Securities	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%

LVIP BlackRock Global Allocation V.I. RPM Fund–4

LVIP BlackRock Global Allocation V.I. RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.88%
International Equity Fund–96.56%
*BlackRock Global Allocation V.I. Fund	47,993,076	$778,927,628

		778,927,628

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–3.32%
Dreyfus Treasury & Agency Cash
Management Fund - Institutional
Shares	26,795,779	$26,795,779

		26,795,779

Total Investment Companies (Cost $869,153,054)		805,723,407

TOTAL VALUE OF SECURITIES–99.88% (Cost $869,153,054)	805,723,407
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	1,002,657

NET ASSETS APPLICABLE TO 77,079,747 SHARES OUTSTANDING–100.00%	$ 806,726,064

NET ASSET VALUE–LVIP BLACKROCK GLOBAL ALLOCATION V.I. RPM FUND STANDARD CLASS ($303,599 / 28,942 Shares)	$10.490

NET ASSET VALUE–LVIP BLACKROCK GLOBAL ALLOCATION V.I. RPM FUND SERVICE CLASS ($806,422,465 / 77,050,805 Shares)	$10.466

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$ 830,924,448
Distributions in excess of net investment income	(58,218)
Accumulated net realized gain on investments	39,710,272
Net unrealized depreciation of investments and derivatives	(63,850,438)

Total net assets	$ 806,726,064

*	Class I shares.

«

Includes $2,094,723 cash and $226,926 foreign currencies pledged as collateral for futures contracts, $886,583 payable for investment companies purchased and $40,379 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
37	British Pound Currency	$3,590,139	$3,600,563	3/17/15	$10,424
63	E-mini MSCI Emerging Markets Index	3,028,677	3,016,755	3/24/15	(11,922)
21	E-mini Russell 2000 Index	2,559,787	2,521,470	3/24/15	(38,317)
121	E-mini S&P 500 Index	12,630,603	12,417,020	3/24/15	(213,583)
39	Euro Currency	5,947,861	5,902,162	3/17/15	(45,699)
156	Euro STOXX 50 Index	5,971,535	5,914,095	3/24/15	(57,440)
35	FTSE 100 Index	3,585,348	3,557,633	3/24/15	(27,715)
42	Japanese Yen Currency	4,354,243	4,383,225	3/17/15	28,982
29	Nikkei 225 Index (OSE)	4,290,702	4,225,181	3/13/15	(65,521)

		$45,958,895			$(420,791)

The use futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. RPM Fund–5

LVIP BlackRock Global Allocation V.I. RPM Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends from investment companies	$16,990,025

EXPENSES:
Management fees	4,430,783
Distribution fees-Service Class	2,060,782
Accounting and administration expenses	219,279
Professional fees	29,020
Reports and statements to shareholders	21,777
Trustees’ fees and expenses	8,400
Custodian fees	7,398
Consulting fees	4,204
Pricing fees.	324
Other	815

6,782,782
Less management fees waived	(4,135,397)

Total operating expenses	2,647,385

NET INVESTMENT INCOME	14,342,640

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Distributions from investment companies	57,799,327
Sale of investments in investment companies	(314,476)
Foreign currencies	(152,724)
Futures contracts	(12,429,857)

Net realized gain	44,902,270

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	(65,250,946)
Foreign currencies	(556)
Futures contracts	(773,578)

Net change in unrealized appreciation (depreciation)	(66,025,080)

NET REALIZED AND UNREALIZED LOSS	(21,122,810)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,780,170)

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. RPM Fund

Statements of Changes in Net Assets

	Year Ended 12/31/14	5/1/13* to 12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,342,640	$2,985,318
Net realized gain	44,902,270	9,830,566
Net change in unrealized appreciation (depreciation)	(66,025,080)	2,174,642

Net increase (decrease) in net assets resulting from operations	(6,780,170)	14,990,526

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,097)	—
Service Class	(5,368,129)	—
Net realized gain:
Standard Class	(2,553)	(4,468)
Service Class	(5,964,001)	(489,615)

	(11,337,780)	(494,083)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	248,017	2,774,209
Service Class	530,690,156	349,533,538
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,650	4,468
Service Class	11,332,130	489,615

	542,275,953	352,801,830

Cost of shares redeemed:
Standard Class	(2,955,686)	(729)
Service Class	(46,662,085)	(35,111,712)

	(49,617,771)	(35,112,441)

Increase in net assets derived from capital share transactions	492,658,182	317,689,389

NET INCREASE IN NET ASSETS	474,540,232	332,185,832
NET ASSETS:
Beginning of year	332,185,832	—

End of year	$806,726,064	$332,185,832

Distributions in excess of net investment income	$(58,218)	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. RPM Fund–6

LVIP BlackRock Global Allocation V.I. RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Global Allocation V.I. RPM Fund Standard Class
	Year Ended 12/31/14	5/1/13[1] to 12/31/13
Net asset value, beginning of period	$10.709	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.299	0.235
Net realized and unrealized gain (loss)	(0.319)	0.490

Total from investment operations	(0.020)	0.725

Less dividends and distributions from:
Net investment income	(0.108)	—
Net realized gain	(0.091)	(0.016)

Total dividends and distributions	(0.199)	(0.016)

Net asset value, end of period	$10.490	$10.709

Total return[3]	(0.21% )	7.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$304	$2,961
Ratio of expenses to average net assets[4]	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.80%	0.84%
Ratio of net investment income to average net assets	2.77%	3.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	2.68%
Portfolio turnover	3%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. RPM Fund–7

LVIP BlackRock Global Allocation V.I. RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Global Allocation V.I. RPM Fund Service Class
	Year Ended 12/31/14	5/1/13[1] to 12/31/13
Net asset value, beginning of period	$10.684	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.260	0.213
Net realized and unrealized gain (loss)	(0.317)	0.487

Total from investment operations	(0.057)	0.700

Less dividends and distributions from:
Net investment income	(0.070)	—
Net realized gain	(0.091)	(0.016)

Total dividends and distributions	(0.161)	(0.016)

Net asset value, end of period	$10.466	$10.684

Total return[3]	(0.55% )	7.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$806,422	$329,225
Ratio of expenses to average net assets[4]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.15%	1.19%
Ratio of net investment income to average net assets	2.42%	3.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.72%	2.33%
Portfolio turnover	3%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. RPM Fund–8

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation V.I. RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the BlackRock Global Allocation V.I. Fund (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The BlackRock Global Allocation V.I. Fund, which is advised by an unaffiliated adviser, invests primarily in a portfolio of equity, debt and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end Funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax years (December 31, 2013-December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP BlackRock Global Allocation V.I. RPM Fund–9

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.70% of average daily net assets of the Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$22,032
Legal fees	6,155

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $37,805 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$(257)
Management fees payable to LIAC	33,843
Distribution fees payable to LFD	236,807

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP BlackRock Global Allocation V.I. RPM Fund–10

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$543,568,639
Sales	15,211,509

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$869,526,389

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(63,802,982)

Net unrealized depreciation	$(63,802,982)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$805,723,407

Futures Contracts	$(420,791)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2014, and the period May 1, 2013* through December 31, 2013 was as follows:

	Year Ended 12/31/14	5/1/13* to 12/31/13
Ordinary income	$5,371,226	$—
Long-term capital gains	5,966,554	494,083

Total	$11,337,780	$494,083

LVIP BlackRock Global Allocation V.I. RPM Fund–11

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

In addition, the Fund declared an ordinary income consent dividend of $13,856,825 for the year ended December 31, 2014 and $6,755,598 for the period May 1, 2013* through December 31, 2013, respectively. Such amount has been deemed paid and contributed to the Fund as additional paid-in capital.

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$830,924,448
Undistributed long-term capital gains	42,504,718
Qualified late year losses deferred	(2,834,599)
Unrealized depreciation	(63,868,503)

Net assets	$806,726,064

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market on futures contracts and qualified late year ordinary and capital losses.

Qualified late year ordinary and capital losses represent losses realized on investment transactions from November 1, 2014 through December 31, 2014 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, distributions received from Underlying Funds and consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(9,029,632)	$(4,827,193)	$13,856,825

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/14	5/1/13* to 12/31/13
Shares sold:
Standard Class	22,900	276,158
Service Class	49,523,399	34,176,707
Shares issued upon reinvestment of dividends and distributions:
Standard Class	529	419
Service Class	1,062,772	46,004

	50,609,600	34,499,288

Shares redeemed:
Standard Class	(270,995)	(69)
Service Class	(4,350,458)	(3,407,619)

	(4,621,453)	(3,407,688)

Net increase	45,988,147	31,091,600

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP BlackRock Global Allocation V.I. RPM Fund–12

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Futures contracts)	Receivables and other assets net of liabilities	$39,406	Receivables and other assets net of liabilities	$(45,699)
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(414,498)

Total		$39,406		$(460,197)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(994,147)	$(6,513)
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(11,435,710)	(767,065)

Total		$(12,429,857)	$(773,578)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$41,608,422	$15,605,497

The Fund posted $2,094,723 cash and $226,926 foreign currencies as collateral for futures contracts as of December 31, 2014.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDAMaster Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2014, the Fund has the following liabilities subject to offsetting provisions:

LVIP BlackRock Global Allocation V.I. RPM Fund–13

LVIP BlackRock Global Allocation V.I. RPM Fund

Notes to Financial Statements (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Asstes	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Futures Contracts[1]	$(420,791)	$—	$(420,791)

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs Capital	$(420,791)	$—	$420,791	$—

1Net amount as disclosed in the Statement of Net Assets.

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP BlackRock Global Allocation V.I. RPM Fund to LVIP BlackRock Global Allocation V.I. Managed Volatility Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP BlackRock Global Allocation V.I. RPM Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Global Allocation V.I. RPM Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Global Allocation V.I. RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Global Allocation V.I. RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP BlackRock Global Allocation V.I. RPM Fund–15

LVIP BlackRock Global Allocation V.I. RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
52.63%	47.37%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Fund.

Based upon its review of the information provided, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement.

The Board considered that the RPM Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Large Valuation-Sensitive Growth funds category and the S&P 500 Daily Risk Control 10% Ttl Rtn Index. The Board noted the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered that the Fund commenced operations in April 2013, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

LVIP BlackRock Global Allocation V.I. RPM Fund–16

LVIP BlackRock Global Allocation V.I. RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund, giving effect to the advisory fee waiver, was below the median management fee of the Morningstar expense peer group. The Board considered that the Fund invested in an underlying fund and that the Fund’s net expense ratio, plus acquired fund fees and expenses (“AFFE”) was below the median expense ratio including AFFE of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation through April 30, 2015 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP BlackRock Global Allocation V.I. RPM Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP BlackRock Global Allocation V.I. RPM Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP BlackRock Global Allocation V.I. RPM Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Global Allocation V.I. RPM Fund–20

LVIP BlackRock Inflation Protected Bond Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP BlackRock Inflation Protected Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 3.07% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Barclays Capital U.S. TIPS Index1, returned 3.64%.

2014 was marked by global Central Bank policy divergence, most notably between that of the US and UK, which were expected to ease off accommodation and quantitative easing, and Europe and Japan, which saw greater need to add to or maintain their record levels of easy policy. In the US, the inflation market saw some support in the form of a more stable flow dynamic and upside surprises to both headline and core CPI in spring/early summer. However, in the latter half of the year, investors focused more on plummeting energy prices and follow through effects on the run rate of inflation. As energy collapsed, breakevens reached multi-year lows, with 10-yr US breakevens closing the year at 1.68%. In Fed policy, 2014 also saw a Yellen-led committee ultimately reduce / cease quantitative easing and begin shifting toward the beginning of interest rate normalization.

In the Eurozone, the ECB was challenged by a persistently low run rate of inflation, such that 5y inflation broke below 2% for the first time since 2011 - this measure represents an important psychological level, as the ECB has previously relied upon medium term inflation expectations remaining resilient. Indeed, as 2014 drew to a close, and both spot and forward inflation remained dangerously at or close to deflationary territory, consensus expectations drifted toward more unconventional measures of easing (such as full-scale sovereign QE).

In early 2014, the Fund was generally overweight long forward real rates as an expression of fundamental value. We believed that long forwards were trading too cheap relative to longer-term US growth expectations. As the year evolved and long forward real rates rallied and rate curves flattened, the Fund transitioned to an underweight in long forward real rates. Over the year, the Fund was generally long inflation expectations (US breakevens), especially further out the curve. As US breakevens collapsed in line with energy prices, this positioning detracted from performance. The Fund also held a short duration stance at various points in the year, in part to hedge declining energy prices, the Fund’s long US breakeven positioning, and to target the area of the curve most vulnerable to unexpected shifts in Fed policy. These shorts were generally concentrated in the front-end of both the real and nominal curve. In non-USD space, the Fund benefitted from allocations to Italian, New Zealand, and Brazilian inflation-linked bonds.

For security selection, the Fund was managed to be short off-the-run TIPS versus on-the-run TIPS, favoring the most recently issued TIPS across the curve. It continues to hold the position, as the changing regulatory environment and heightened pressure on dealer inventory at times pressure off-the-run issues versus their on-the-run counterparts.

Martin Hegarty

Gargi Pal Chaudhuri

BlackRock Financial Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Inflation Protected Bond Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,545 for the Standard Class shares and to $11,412 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. TIPS Index did over the same period. The same $10,000 investment would have increased to $11,883. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 3.07%

Inception (5/3/10)	+ 3.12%

Service Class Shares

One Year	+ 2.82%

Inception (5/3/10)	+ 2.87%

1.	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$978.40	0.45%	$2.24
Service Class Shares	1,000.00	977.20	0.70%	3.49
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.94	0.45%	$2.29
Service Class Shares	1,000.00	1,021.68	0.70%	3.57

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Mortgage-Backed Securities	17.96%
Commercial Mortgage-Backed Securities	0.68%
Non-Agency Collateralized Mortgage Obligations	0.20%
Sovereign Bonds	18.68%
France	5.89%
Germany	9.31%
Italy	1.40%
Japan	0.06%
New Zealand	1.36%
Spain	0.66%
U.S. Treasury Obligations	51.83%
Money Market Fund	9.67%
Total Value of Securities	99.02%
Receivables and Other Assets Net of Liabilities	0.98%
Total Net Assets	100.00%

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets

December 31, 2014

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–17.96%
Freddie Mac S.F. 30 yr
3.50% 12/1/44	93,200,000	$97,010,342
GNMA II S.F. 30 yr
3.50% 12/20/44	115,575,000	121,496,632

Total Agency Mortgage-Backed Securities (Cost $218,496,602)		218,506,974

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.68%
#BAMLL Commercial Mortgage
Securities Trust Series
2012-PARK A 144A
2.959% 12/10/30	1,014,000	1,015,173
Banc of America Merrill Lynch Commercial Mortgage
•Series 2005-5 A4 5.115% 10/10/45	685,695	697,260
•Series 2005-5 AM 5.176% 10/10/45	601,000	619,255
#BB-UBS Trust Series
2012-SHOW A 144A
3.43% 11/5/36	930,000	946,262
Goldman Sachs Mortgage Securities II
Series 2005-GG4 A4 4.761% 7/10/39	265,300	266,409
Series 2005-GG4 A4A 4.751% 7/10/39	1,238,326	1,239,521
#Goldman Sachs Mortgage Securities Trust Series
2012-ALOH A 144A
3.551% 4/10/34	883,000	920,049
#•Irvine Core Office Trust Series
2013-IRV A2 144A
3.173% 5/15/48	798,000	810,180
LB-UBS Commercial Mortgage Trust
•Series 2005-C5 AM 5.017% 9/15/40	751,000	765,382
•Series 2005-C7 AM 5.263% 11/15/40	667,000	687,948
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7 A4 2.918% 2/15/46	357,000	357,013

Total Commercial Mortgage-Backed Securities (Cost $8,611,670)		8,324,452

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.20%
ABN Amro Mortgage
Series 2003-4 A4 5.50% 3/25/33	146,452	153,344

		Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
ABN Amro Mortgage (continued)
Series 2003-6 1A4 5.50% 5/25/33		263,945	$275,812
Banc of America Mortgage
Trust Series 2004-7 7A1 5.00% 8/25/19		102,324	103,337
¿Cendant Mortgage Capital Pass Through Series 2003-6 A3 5.25% 7/25/33		408,682	412,620
¿CHL Mortgage Pass Through Trust Series 2004-5 2A4 5.50% 5/25/34		217,686	227,278
MASTR Asset Securitization Trust Series 2003-10 3A1 5.50% 11/25/33		270,013	282,429
•PHHMC Trust Series 2007-6 A1 5.491% 12/18/37		212,520	213,439
•Sequoia Mortgage Trust Series 2011-1 A1 4.125% 2/25/41		60,833	61,546
¿WaMu Mortgage Pass Through Certificates Series 2003-S11 3A5 5.95% 11/25/33		348,447	359,236
Wells Fargo Mortgage Backed Securities Trust
Series 2003-17 1A14 5.25% 1/25/34		224,146	237,964
Series 2007-3 3A1 5.50% 4/25/22		90,080	92,711

Total Non-Agency Collateralized Mortgage Obligations (Cost $2,442,650)			2,419,716

rSOVEREIGN BONDS–18.68%
France–5.89%
France Government Bond O.A.T.
0.25% 11/25/16	EUR	58,850,000	71,595,127

			71,595,127

Germany–9.31%
Bundesrepublik Deutschland
Bundesobligation Inflation Linked Bond 0.75% 4/15/18	EUR	4,605,734	5,726,682
Bundesschatzanweisungen
0.00% 12/16/16	EUR	71,050,000	86,123,558
Deutsche Bundesrepublik
Inflation Linked Bond 1.50% 4/15/16	EUR	17,588,038	21,453,195

			113,303,435

LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Italy–1.40%
Italy Buoni Poliennali Del Tesoro Inflation Linked Bond
2.10% 9/15/16	EUR	5,185,915	$6,416,785
#144A 2.35% 9/15/24	EUR	4,973,829	6,696,684
2.55% 9/15/41	EUR	1,772,511	2,379,814
2.60% 9/15/23	EUR	1,074,110	1,472,226

			16,965,509

Japan–0.06%
Japanese Government CPI Linked Bond
1.10% 12/10/16	JPY	87,531,900	782,177

			782,177

New Zealand–1.36%
New Zealand Government Bond
3.00% 9/20/30	NZD	18,710,000	16,483,531

			16,483,531

Spain–0.66%
Spain Government Inflation Linked Bond
#144A 0.55% 11/30/19	EUR	6,609,575	8,071,769

			8,071,769

Total Sovereign Bonds (Cost $234,066,265)			227,201,548

U.S. TREASURY OBLIGATIONS–51.83%
U.S. Treasury Inflation Index Bonds
¥0.625% 2/15/43		51,371,624	48,417,755
0.75% 2/15/42		21,517,983	20,958,171
1.375% 2/15/44		21,307,575	24,165,794
1.75% 1/15/28		27,499,604	31,175,532
2.00% 1/15/26		16,137,323	18,517,579
2.125% 2/15/40		3,197,572	4,152,348
2.125% 2/15/41		4,210,421	5,507,100
2.375% 1/15/25		13,103,975	15,405,360
2.375% 1/15/27		23,154,512	27,747,417

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Index Bonds (continued)
2.50% 1/15/29	10,371,053	$12,893,325
3.375% 4/15/32	2,598,920	3,692,091
3.625% 4/15/28	8,889,707	12,239,322
3.875% 4/15/29	5,262,155	7,543,794
U.S. Treasury Inflation Index Notes
0.125% 4/15/16	2,861,282	2,853,459
0.125% 4/15/17	21,367,158	21,390,534
0.125% 4/15/18	26,195,151	26,105,092
0.125% 4/15/19	19,039,719	18,853,777
0.125% 1/15/22	10,176,535	9,910,989
0.125% 7/15/22	9,178,747	8,954,299
0.125% 1/15/23	37,543,303	36,349,538
0.125% 7/15/24	17,374,131	16,759,243
0.375% 7/15/23	36,163,116	35,798,664
¥0.625% 7/15/21	20,207,680	20,487,112
0.625% 1/15/24	70,391,097	70,803,518
1.125% 1/15/21	50,200,293	52,212,220
1.25% 7/15/20	25,037,294	26,308,713
1.375% 1/15/20	29,545,544	31,048,201
2.50% 7/15/16	19,363,614	20,191,099

Total U.S. Treasury Obligations (Cost $630,512,116)		630,442,046

	Number of Shares
MONEY MARKET FUNDS–9.67%
BlackRock Liquidity TempFund	58,350,906	58,350,906
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	59,223,931	59,223,931

Total Money Market Funds (Cost $117,574,837)		117,574,837

TOTAL VALUE OF SECURITIES–99.02% (Cost $1,211,704,140)	1,204,469,573
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.98%	11,948,923

NET ASSETS APPLICABLE TO 117,513,116 SHARES OUTSTANDING–100.00%	$1,216,418,496

NET ASSET VALUE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($370,361,662 / 35,781,869 Shares)	$10.351

NET ASSET VALUE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($846,056,834 / 81,731,247 Shares)	$10.352

LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$1,298,616,112
Undistributed net investment income	9,573,604
Accumulated net realized loss on investments	(87,590,391)
Net unrealized depreciation of investments and derivatives	(4,180,829)

Total net assets	$1,216,418,496

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $18,460,117, which represents 1.52% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

r	Securities have been classified by country of origin.

—	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

«	Includes $8,043,090 cash pledged as collateral for futures contracts, $2,198,095 foreign currencies due to broker and $793,986 payable for fund shares redeemed as of December 31, 2014.

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

¡	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts

	Contracts to					Unrealized Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	NZD	(6,843,000)	USD	5,370,619	1/21/15	$ 44,843
BNP	EUR	(48,378,000)	USD	60,426,589	1/7/15	1,882,256
BNP	JPY	(28,463,238)	USD	243,231	2/4/15	5,511
CITI	NOK	(22,611,620)	USD	3,050,000	3/16/15	26,230
CITI	NZD	(2,360,000)	USD	1,836,139	1/21/15	(603)
DB	JPY	(11,809,216)	USD	99,092	2/4/15	463
DB	NOK	(21,626,005)	USD	3,010,431	3/16/15	118,465
GSC	EUR	3,895,000	USD	(4,838,552)	1/7/15	(125,043)
HSBC	EUR	36,000	USD	(44,587)	1/7/15	(1,022)
HSBC	GBP	4,096,000	USD	(6,423,981)	1/7/15	(41,134)
HSBC	JPY	(11,809,215)	USD	98,521	2/4/15	(107)
JPMC	EUR	4,704,000	USD	(5,797,722)	1/7/15	(105,206)
JPMC	EUR	(4,405,000)	USD	5,481,555	3/16/15	147,601
JPMC	NZD	(11,981,000)	USD	9,404,857	1/21/15	80,274
RBC	AUD	(6,300,000)	USD	5,191,338	3/16/15	75,463
RBC	EUR	1,565,000	USD	(1,926,535)	1/7/15	(32,660)
RBC	EUR	(6,964,872)	USD	8,625,095	3/16/15	191,427
RBC	JPY	(691,111,254)	USD	5,788,506	3/16/15	14,260
RBS	EUR	(130,359,000)	USD	160,050,217	1/7/15	2,297,092
UBS	EUR	(1,965,000)	USD	2,444,627	1/7/15	66,695
UBS	GBP	(4,096,000)	USD	6,462,283	1/7/15	79,436
UBS	JPY	(56,061,331)	USD	476,738	2/4/15	8,522

						$4,732,763

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1,107)	90 Day Euro Future	$(274,500,783)	$(274,217,737)	12/15/15	$283,046
(480)	90 Day Euro Future	(119,421,045)	(119,478,000)	6/16/15	(56,955)
(1,034)	90 Day Euro Future	(252,173,203)	(252,296,000)	12/19/17	(122,797)
(29)	Euro-Bobl	(4,540,808)	(4,571,714)	3/6/15	(30,906)
(67)	Euro-BTP	(10,924,094)	(10,993,546)	3/9/15	(69,452)
13	Euro-Bund	2,401,924	2,451,936	3/9/15	50,012
(10)	Euro-Buxl 30 yr	(1,783,604)	(1,875,335)	3/6/15	(91,731)
(1,158)	Euro-Schatz	(155,599,433)	(155,663,512)	3/6/15	(64,079)
2	Long Gilt	364,419	372,551	3/31/15	8,132
(373)	U.S. Treasury 2 yr Notes	(81,632,264)	(81,535,469)	4/1/15	96,795
539	U.S. Treasury 5 yr Notes	64,193,961	64,103,102	4/1/15	(90,859)
(953)	U.S. Treasury 10 yr Notes	(120,735,098)	(120,837,421)	3/24/15	(102,323)
(78)	U.S. Treasury Long Bonds	(11,321,978)	(11,275,875)	3/24/15	46,103
(412)	U.S. Treasury Ultra Bonds	(64,717,475)	(68,057,250)	3/24/15	(3,339,775)

		$(1,030,389,481)			$(3,484,789)

Index Swap Contract

Notional Value	Expiration Date	Description	Unrealized Appreciation (Depreciation)
$467,133,780	1/23/15	Agreement with Barclays to receive the notional amount based on the index of a custom basket of securities and to pay the notional amount multiplied by the fixed rate of 0.564%.	$1,896,888	*

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements”.

*Swap contract was fair valued at December 31, 2014.

LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BNP–Banque Paribas

CITI–Citigroup Global Markets

CPI–Consumer Price Index

DB–Deutsche Bank

EUR–Euro

GBP–British Pound Sterling

GSC–Goldman Sachs Capital

HSBC–Hong Kong Shanghai Bank

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

MASTR–Mortgage Asset Securitization Transactions, Inc.

NOK–Norwegian Krone

NZD–New Zealand Dollar

RBC–Royal Bank of Canada

RBS–Royal Bank of Scotland

O.A.T.–Obligations Assimilables du Tresor

S.F.–Single Family

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Interest	$19,099,786
Dividends	13,846

19,113,632

EXPENSES:
Management fees	5,004,276
Distribution fees-Service Class	2,101,365
Accounting and administration expenses	285,245
Reports and statements to shareholders	99,997
Professional fees	52,181
Custodian fees	35,601
Trustees’ fees and expenses	24,592
Pricing fees	5,351
Consulting fees	2,700
Other	12,474

Total operating expenses	7,623,782

NET INVESTMENT INCOME	11,489,850

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(19,454,973)
Foreign currencies	(2,344,062)
Foreign currency exchange contracts	10,616,669
Futures contracts	(16,673,002)
Swap contracts	21,283,598

Net realized loss	(6,571,770)

Net change in unrealized appreciation (depreciation) of:
Investments	22,612,162
Foreign currencies	(2,344)
Foreign currency exchange contracts	6,541,297
Futures contracts	(6,019,163)
Swap contracts	3,489,113

Net change in unrealized appreciation (depreciation)	26,621,065

NET REALIZED AND UNREALIZED GAIN	20,049,295

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,539,145

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,489,850	$1,649,710
Net realized loss	(6,571,770)	(62,275,214)
Net change in unrealized appreciation (depreciation)	26,621,065	(45,925,633)

Net increase (decrease) in net assets resulting from operations	31,539,145	(106,551,137)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,318,875)	(1,597,869)
Service Class	(8,012,118)	(2,210,463)
Net realized gain:
Standard Class	—	(7,585,305)
Service Class	—	(20,838,909)

	(13,330,993)	(32,232,546)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	108,376,791	236,582,559
Service Class	134,683,463	648,403,244
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,318,875	9,183,174
Service Class	8,012,118	23,049,372

	256,391,247	917,218,349

Cost of shares redeemed:
Standard Class	(58,691,426)	(221,011,408)
Service Class	(115,163,457)	(169,169,969)

	(173,854,883)	(390,181,377)

Increase in net assets derived from capital share transactions	82,536,364	527,036,972

NET INCREASE IN NET ASSETS	100,744,516	388,253,289
NET ASSETS:
Beginning of year	1,115,673,980	727,420,691

End of year	$1,216,418,496	$1,115,673,980

Undistributed net investment income	$9,573,604	$2,556,515

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended				5/3/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$10.189	$11.480	$11.023	$10.131	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.120	0.035	0.097	0.220	0.080
Net realized and unrealized gain (loss)	0.194	(0.997)	0.618	1.010	0.156

Total from investment operations	0.314	(0.962)	0.715	1.230	0.236

Less dividends and distributions from:
Net investment income	(0.152)	(0.057)	—	(0.231)	(0.105)
Net realized gain	—	(0.272)	(0.258)	(0.107)	—

Total dividends and distributions	(0.152)	(0.329)	(0.258)	(0.338)	(0.105)

Net asset value, end of period	$10.351	$10.189	$11.480	$11.023	$10.131

Total return[3]	3.07%	(8.37% )	6.51%	12.14%	2.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$370,362	$311,319	$334,673	$156,626	$148,262
Ratio of expenses to average net assets	0.46%	0.48%	0.51%	0.52%	0.55%
Ratio of net investment income to average net assets	1.14%	0.32%	0.85%	2.06%	1.18%
Portfolio turnover	378%	438%	483%	657%	359%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended				5/3/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$10.164	$11.450	$11.022	$10.129	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.094	0.008	0.068	0.197	0.063
Net realized and unrealized gain (loss)	0.193	(0.993)	0.618	1.005	0.155

Total from investment operations.	0.287	(0.985)	0.686	1.202	0.218

Less dividends and distributions from:
Net investment income	(0.099)	(0.029)	—	(0.202)	(0.089)
Net realized gain	—	(0.272)	(0.258)	(0.107)	—

Total dividends and distributions	(0.099)	(0.301)	(0.258)	(0.309)	(0.089)

Net asset value, end of period	$10.352	$10.164	$11.450	$11.022	$10.129

Total return[3]	2.82%	(8.60% )	6.24%	11.88%	2.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$846,056	$804,355	$392,748	$241,007	$15,303
Ratio of expenses to average net assets	0.71%	0.73%	0.76%	0.77%	0.80%
Ratio of net investment income to average net assets	0.89%	0.07%	0.60%	1.81%	0.93%
Portfolio turnover	378%	438%	483%	657%	359%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swaps (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for the open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisers Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the average daily net assets of the Fund and 0.40% of average daily net assets in excess of $500 million.

BlackRock Financial Management, Inc. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$48,025
Legal fees	13,267

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$434,187
Distribution fees payable to LFD	179,882

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,523,974,381
Purchases of U.S. government securities	2,808,305,971
Sales other than U.S. government securities	1,487,483,926
Sales of U.S. government securities	2,784,895,358

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,229,356,142

Aggregate unrealized appreciation	$13,239,225
Aggregate unrealized depreciation	(38,125,794)

Net unrealized depreciation	$(24,886,569)

LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Agency Mortgage-Backed Securities	$—	$218,506,974	$—	$218,506,974
Commercial Mortgage-Backed Securities	—	8,324,452	—	8,324,452
Non-Agency Collateralized Mortgage Obligations	—	2,419,716	—	2,419,716
Sovereign Bonds	—	227,201,548	—	227,201,548
U.S. Treasury Obligations	—	630,442,046	—	630,442,046
Money Market Funds	117,574,837	—	—	117,574,837

Total	$117,574,837	$1,086,894,736	$—	$1,204,469,573

Foreign Currency Exchange Contracts	$—	$4,732,763	$—	$4,732,763

Futures Contracts	$(3,484,789)	$—	$—	$(3,484,789)

Index Swap Contract	$—	$—	$1,896,888	$1,896,888

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$13,330,993	$23,685,757
Long-term capital gains	—	8,546,789

Total	$13,330,993	$32,232,546

LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,298,616,112
Undistributed ordinary income	16,435,120
Capital loss carryforwards.	(73,728,166)
Unrealized depreciation	(24,904,570)

Net assets	$1,216,418,496

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of swap contracts, mark-to-market of swap contracts, mark-to-market of futures contracts, mark-to-market of foreign currency contracts and Treasury Inflation-Protected Securities deflationary adjustments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, swap contracts and paydown gain (loss) of mortgage and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investments Income	Accumulated Net Realized Loss
$8,858,232	$(8,858,232)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$46,262,114	$27,466,052	$73,728,166

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	10,293,601	21,418,654
Service Class	12,819,679	58,345,865
Shares issued upon reinvestment of dividends and distributions:
Standard Class	511,214	902,613
Service Class	771,242	2,269,309

	24,395,736	82,936,441

Shares redeemed:
Standard Class	(5,577,842)	(20,918,136)
Service Class	(10,996,606)	(15,779,105)

	(16,574,448)	(36,697,241)

Net increase	7,821,288	46,239,200

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The

LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund may enter into index swap contracts in the normal course of pursuing its investment objective and strategies. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$5,038,538	Receivables and other assets net of liabilities	$(305,775)
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	484,088	Receivables and other assets net of liabilities	(3,968,877)
Index contracts (Index swap contracts)	Receivables and other assets net of liabilities	1,896,888	Receivables and other assets net of liabilities	—

Total		$7,419,514		$(4,274,652)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 10,616,669	$6,541,297
Interest rate contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net unrealized appreciation (depreciation) of futures contracts	(16,673,002)	(6,019,163)
Index contracts (Index swap contracts)	Net realized gain (loss) on index swap contracts and net unrealized appreciation (depreciation) of index swap contracts	21,283,598	3,489,113

Total		$ 15,227,265	$4,011,247

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative	Liability Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$ 75,659,805	$215,393,978
Futures contracts (average notional value)	120,163,112	473,957,133
Index swap contracts (average notional value)	142,138,318	—

At December 31, 2014, the Fund posted U.S. Treasury Obligations with a value of $3,064,303 as collateral for derivatives. The Fund posted $8,043,090 cash as collateral for futures contracts as of December 31, 2014.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

LVIP BlackRock Inflation Protected Bond Fund–17

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2014, the Fund has the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Foreign Currency Exchange Contracts	$5,038,538	$(138,469)	$4,900,069
Index Swaps	1,896,888	—	1,896,888
Total	$6,935,426	$(138,469)	$6,796,957

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[1]
Bank of America Merrill Lynch	$44,843	$—	$—	$44,843
Banque Paribas	1,887,767	—	—	1,887,767
Barclays Bank	1,896,888	—	—	1,896,888
Citigroup Global Markets	25,627	—	—	25,627
Deutsche Bank	118,928	—	—	118,928
JPMorgan Chase Bank	122,669	—	—	122,669
Royal Bank of Canada	248,490	—	—	248,490
Royal Bank of Scotland	2,297,092	—	—	2,297,092
Union Bank of Switzerland	154,653	—	—	154,653

Total	$6,796,957	$—	$—	$6,796,957

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Foreign Currency Exchange Contracts	$ (305,775)	$138,469	$ (167,306)
Futures Contracts[2]	(3,484,789)	—	(3,484,789)
Total	$(3,790,564)	$138,469	$(3,652,095)

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[3]
Goldman Sachs Capital	$ (125,043)	$—	$ —	$(125,043)
Hong Kong Shanghai Bank	(42,263)	—	—	(42,263)
JPMorgan Chase Bank	(3,484,789)	—	3,484,789	—
Total	$(3,652,095)	$—	$3,484,789	(167,306)

1Net amount represents the net amount receivable from the counterparty in the event of default.

2Net amount as disclosed in the Statement of Net Assets.

3Net amount represents the net amount payable due to the counterparty in the event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2014, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Inflation Protected Bond Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Inflation Protected Bond Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Inflation Protected Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Inflation Protected Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the four years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP BlackRock Inflation Protected Bond Fund–20

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A)
Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP BlackRock Inflation Protected Bond Fund–21

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the LVIP BlackRock Inflation Protected Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total returns and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Barclays Capital US Treasury US TIPS TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods. The Board considered LIAC’s view that the Fund’s underperformance over the three year period was driven by underperformance during 2011 and mid 2012, and the Fund lagged the benchmark over the past year due to its U.S. duration and foreign currency positioning. The Board noted LIAC’s statement that it remained confident in the subadviser and the Fund’s investment strategy. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule, which contains breakpoints, compared to the subadvisory fees of a comparable fund sub-advised by BlackRock. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fee was reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement raises its profile in the broker-dealer community.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP BlackRock Inflation Protected Bond Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP BlackRock Inflation Protected Bond Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP BlackRock Inflation Protected Bond Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Inflation Protected Bond Fund–25

LVIP BlackRock Multi-Asset Income Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP BlackRock Multi-Asset Income Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Multi-Asset Income Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (0.55%) (Standard Class shares with distributions reinvested) since inception on May 1, 2014, while its benchmark, the BlackRock Multi-Asset Income Composite1 returned, 2.65%; and its broad based benchmark indexes, the Barclays Capital U.S. Aggregate Bond Index2 returned 3.18%, and the MSCI All Country World Index (net dividends)3 returned 2.07% during the same period.

The Fund remains focused on providing a compelling level of income while managing overall portfolio volatility. As of period end, the Fund’s estimated yield was 4.0% based on the trailing 12-month yield of the underlying holdings.

2014 was largely characterized by relative economic strength and less accommodative central bank policy in the U.S. in contrast to weaker growth and more aggressive monetary policy in the rest of the world. This backdrop once again led to U.S. equities outperforming developed international and emerging market equities. Additionally, markets were dominated by the decline in oil prices in the latter part of the year, which fell more than 50% from their June peak, resulting in under performance of energy related assets across fixed income and equity markets. Lastly, contrary to the expectations of most market participants, interest rates fell sharply as many investors sought stability during periods of increased volatility. An environment of higher volatility, continued speculation around the direction of interest rates, and less attractive valuations across risk assets stresses the importance for investors to search beyond traditional income oriented investments. A diversified and unconstrained approach to constructing an income portfolio is crucial to find attractive opportunities for income while also attempting to manage overall portfolio volatility.

An allocation to non-U.S. developed equities proved to be the primary detractor to overall performance as risk assets outside the U.S. were broadly lower driven by slowing economic conditions in Europe. While the Fund did not hold a significant amount of direct energy exposure, the underperformance of the energy sector had spillover effects to several asset classes within the Fund with both U.S. high yield and emerging market equities producing negative returns over the period. The largest contributors to overall performance included the Fund’s allocation to preferred stock, high quality investment grade corporates, and U.S. dividend paying equities. A rally in interest rates and an improving domestic recovery provided support for these sectors. Lastly, a tactical allocation to cash contributed to performance as it provided a buffer against heightened market volatility.

The Fund made several tactical asset allocation changes during the period. Due to continued signs of weakening economic data across Europe and increased geopolitical risks, the Fund reduced exposure to international developed and emerging market equities in favor of the U.S. Additionally, the Fund reduced an allocation to high yield bonds in the beginning of the period given concerns over potential liquidity constraints and less compelling valuations, preferring to hold a larger allocation to high quality investment grade bonds and cash. The Fund also captured profits on an allocation to preferred stocks during the period as the sharp drop in interest rates propelled preferred stocks to be one of the top performing asset classes in 2014. With expectations that further upside is likely limited when considering both recent performance and the potential for higher interest rates in 2015, we felt it was prudent to reduce exposure to preferred stocks. Lastly, we closed a position in Master Limited Partnerships as it became increasingly difficult to predict the impact of lower oil prices on this sector of the market.

Michael Fredericks

Justin Christofels

Lutz-Peter Wilke

BlackRock Investment Management, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Multi-Asset Income Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,945 for the Standard Class shares and to $9,928 for the Service Class shares. For comparison, look at how the BlackRock Multi-Asset Income Composite, the Barclays Capital U.S. Aggregate Bond Index and the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $10,265, $10,318 and $10,207, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Multi-Asset Income Fund–1

LVIP BlackRock Multi-Asset Income Fund

2014 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/14
Standard Class Shares
Inception (5/1/14)	– 0.55%
Service Class Shares
Inception (5/1/14)	– 0.72%

1	The BlackRock Multi-Asset Income Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Bond Index, 50% MSCI ACWI (net dividends) Index.

2

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

3

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP BlackRock Multi-Asset Income Fund–2

LVIP BlackRock Multi-Asset Income Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$976.30	0.36%	$1.79
Service Class Shares	1,000.00	975.10	0.61%	3.04
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.39	0.36%	$1.84
Service Class Shares	1,000.00	1,022.13	0.61%	3.11

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Multi-Asset Income Fund–3

LVIP BlackRock Multi-Asset Income Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets

Investment Companies	101.84%

Equity Funds	25.43%
Fixed Income Funds	52.24%
International Equity Funds	13.55%
Money Market Fund	10.62%

Total Value of Securities	101.84%

Liabilities Net of Receivables and Other Assets	(1.84%	)

Total Net Assets	100.00%

LVIP BlackRock Multi-Asset Income Fund–4

LVIP BlackRock Multi-Asset Income Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–101.84%
Equity Funds–25.43%
iShares Core High Dividend ETF	12,779	$978,105
iShares U.S. Preferred Stock ETF	15,884	626,465

		1,604,570

Fixed Income Funds–52.24%
iShares 1-3 Year Credit Bond ETF	7,120	748,881
iShares 10+ Year Credit Bond ETF	5,085	312,931
iShares CMBS ETF	6,083	311,389
iShares iBoxx $ High Yield Corporate Bond ETF	18,682	1,673,907
iShares Intermediate Credit Bond ETF	2,284	249,710

		3,296,818

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–13.55%
iShares Emerging Markets Dividend ETF	4,434	$185,430
iShares International Select Dividend ETF	19,877	669,656

		855,086

Money Market Fund–10.62%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	670,063	670,063

		670,063

Total Investment Companies (Cost $6,592,411)		6,426,537

TOTAL VALUE OF SECURITIES–101.84% (Cost $6,592,411)	6,426,537
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.84%)	(115,808)

NET ASSETS APPLICABLE TO 650,667 SHARES OUTSTANDING–100.00%	$6,310,729

NET ASSET VALUE–LVIP BLACKROCK MULTI-ASSET INCOME FUND STANDARD CLASS ($764,666 / 78,841 Shares)	$9.699

NET ASSET VALUE–LVIP BLACKROCK MULTI-ASSET INCOME FUND SERVICE CLASS ($5,546,063 / 571,826 Shares)	$9.699

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$6,499,326
Accumulated net realized loss on investments	(27,003)
Net unrealized depreciation of investments and derivatives	(161,594)

Total net assets	$6,310,729

«	Includes $3,595 cash due to broker for futures contracts, $188,809 payable for investment companies purchased and $32 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1) Euro Currency	$(155,618)	$(151,338)	3/17/15	$4,280

The use of futures contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

CMBS–Commercial Mortgage-Backed Security

ETF–Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–5

LVIP BlackRock Multi-Asset Income Fund

Statement of Operations

May 1, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends from investment companies	$162,392
EXPENSES:
Management fees	24,169
Professional fees	18,911
Distribution fees-Service Class	8,008
Reports and statements to shareholders	2,199
Custodian fees	873
Accounting and administration expenses	862
Pricing fees	40
Trustees’ fees and expenses	34
Consulting fees	5
Other	4

55,105
Less management fees waived	(14,928)
Less expenses reimbursed	(19,374)

Total operating expenses	20,803

NET INVESTMENT INCOME	141,589

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	2,013
Sale of investments in investment companies	(30,600)
Futures contracts	1,584

Net realized loss	(27,003)

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	(165,874)
Futures contracts	4,280

Net change in unrealized appreciation (depreciation)	(161,594)

NET REALIZED AND UNREALIZED LOSS	(188,597)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,008)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund

Statement of Changes in Net Assets

5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$141,589
Net realized loss	(27,003)
Net change in unrealized appreciation (depreciation)	(161,594)

Net decrease in net assets resulting from operations	(47,008)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(17,087)
Service Class	(127,337)
Return of capital:
Standard Class	(125)
Service Class	(906)

(145,455)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	769,089
Service Class	5,851,684
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	17,212
Service Class	128,243

6,766,228

Cost of shares redeemed:
Standard Class	(134)
Service Class	(262,902)

(263,036)

Increase in net assets derived from capital share transactions	6,503,192

NET INCREASE IN NET ASSETS	6,310,729
NET ASSETS:
Beginning of period	—

End of period	$6,310,729

Undistributed net investment income	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–6

LVIP BlackRock Multi-Asset Income Fund

Financial Highlights

Select data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Blackrock Multi-Asset Income Fund
	Standard Class	Service Class
	5/1/14[1]	5/1/14[1]
	to	to
	12/31/14	12/31/14

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.284	0.266
Net realized and unrealized loss	(0.339)	(0.337)

Total from investment operations	(0.055)	(0.071)

Less dividends and distributions from:
Net investment income	(0.244)	(0.228)
Return of capital	(0.002)	(0.002)

Total dividends and distributions	(0.246)	(0.230)

Net asset value, end of period	$9.699	$9.699

Total return[3]	(0.55% )	(0.72% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$765	$5,546
Ratio of expenses to average net assets[4]	0.36%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.32%	1.57%
Ratio of net investment income to average net assets	4.20%	3.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.24%	2.99%
Portfolio turnover	31%	31%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–7

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Multi-Asset Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to maximize current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from investment copmanies are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the period May 1, 2014* through December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2014* through December 31, 2014.

* Date of commencement of operations.

LVIP BlackRock Multi-Asset Income Fund–8

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.68% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.42% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.36% of the average daily net assets for the Standard Class and 0.61% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BlackRock Investment Management, LLC. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2014* through December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$153
Legal fees	45

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$3,333
Management fees payable to LIAC	1,300
Distribution fees payable to LFD	1,129

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 65.02% of the Standard Class shares and 80.55% of Service Class shares of the Fund.

* Date of commencement of operations.

3. Investments

For the period May 1, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$7,546,397
Sales	1,590,918

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$6,605,491

Aggregate unrealized appreciation	$34,649
Aggregate unrealized depreciation	(213,603)

Net unrealized depreciation	$(178,954)

LVIP BlackRock Multi-Asset Income Fund–9

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$6,426,537

Futures Contracts	$4,280

There were no Level 3 investments at the end of the period.

During the period May, 1, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2014* through December 31, 2014 was as follows:

5/1/14*
to
12/31/14
Ordinary income	$144,424
Return of capital	1,031

Total	$145,455

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$6,499,326
Capital loss carryforwards	(4,082)
Qualified late year capital losses deferred	(5,561)
Unrealized depreciation	(178,954)

Net assets	$6,310,729

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts and qualified late year capital losses.

LVIP BlackRock Multi-Asset Income Fund–10

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Qualified late year capital losses represent losses realized from November 1, 2014 through December 31, 2014 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Paid-in Capital
$2,835	$(2,835)

* Date of commencement of operations

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,082	$—	$4,082

6. Capital Shares

Transactions in capital shares were as follows:

5/1/14*
to
12/31/14
Shares sold:
Standard Class	77,086
Service Class	584,993
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,769
Service Class	13,177

677,025

Shares redeemed:
Standard Class	(14)
Service Class	(26,344)

(26,358)

Net increase	650,667

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the

LVIP BlackRock Multi-Asset Income Fund–11

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2014, the Fund posted $3,595 cash due to broker for futures contracts.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Futures contracts)	Liabilities net of receivables and other assets	$4,280	Liabilities net of receivables and other assets	$—

The effect of derivative instruments on the Statement of Operations for the period May 1, 2014* through December 31, 2014 was as follows:

Unrealized
Appreciation
		Realized Gain	(Depreciation) on
		(Loss) on Derivatives	Derivatives
	Location of Gain (Loss) on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,584	$4,280

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2014* through December 31, 2014.

	Asset Derivative	Liability Derivative
	Volume	Volume
Futures contracts (average notional value)	$—	$50,124

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP BlackRock Multi-Asset Income Fund–12

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2014, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Futures Contracts[1]	$4,280	$—	$4,280

		Gross Amounts Not Offset in the Statements of Net Assets

	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[2]
JPMorgan Chase Bank	$4,280	$—	$—	$4,280

1Net amount as disclosed in the Statement of Net Assets.

2Net amount represents the net amount receivable from the counterparty in the event of default.

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Multi-Asset Income Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Blackrock Multi-Asset Income Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Multi-Asset Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Multi-Asset Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP BlackRock Multi-Asset Income Fund–14

LVIP BlackRock Multi-Asset Income Fund

Other Fund Information (unaudited)

Tax Information

For the period May 1, 2014* through December 31, 2014, the Fund reports distributions paid during the period as follows:

(A) Return of Capital Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.71%	99.29%	100.00%

*Date of commencement of operations.

(A) and (B) are based on a percentage of the Fund’s total distributions.

LVIP BlackRock Multi-Asset Income Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2]	Trustee	Trustee since	Management Director, CID	91	Formerly: Director of SPS
1300 S. Clinton Street		January 2013	Capital (private equity firm)		Commerce (supply chain
Fort Wayne, IN 46802					software provider)
YOB: 1971

Elizabeth S. Hager	Trustee	Trustee since	Retired; Formerly, State	91	N/A
1300 S. Clinton Street		April 2007	Representative, State of New
Fort Wayne, IN 46802			Hampshire; Formerly, Executive
YOB: 1944			Director, United Way of
Merrimack County; Executive
Vice President, Granite United
Way

Gary D. Lemon, Ph.D.	Trustee	Trustee since	Professor of Economics and	91	N/A
1300 S. Clinton Street		February 2006;	Management, DePauw
Fort Wayne, IN 46802		Formerly:	University; Formerly, James W.
YOB: 1948		Advisory Trustee	Emison Director of the Robert C.
		(November 2004	McDermond Center for
		to February	Management and
		2006)	Entrepreneurship

Thomas A. Leonard	Trustee	Trustee since	Retired; Formerly: Partner of	91	Copeland Capital Trust since
1300 S. Clinton Street		December 2013	PricewaterhouseCoopers LLP		2010(mutual fund); Formerly:
Fort Wayne, IN 46802			(accounting firm)		WT Fund (2008-2011);
YOB: 1949					AlphaOne Capital (2011-2013)

Thomas D. Rath	Trustee	Trustee since	Managing Partner, Rath, Young,	91	Formerly: Associate Grocers
1300 S. Clinton Street		April 2007	and Pignatelli, P.C. (law firm)		of New England
Fort Wayne, IN 46802
YOB: 1945

Pamela L. Salaway	Trustee	Trustee since	Retired; Formerly: Chief Risk	91	N/A
1300 S. Clinton Street		December 2013	Officer, Bank of
Fort Wayne, IN 46802			Montreal/Harris Financial
YOB: 1957			Corp. U.S. Operations

Kenneth G. Stella[2]	Trustee	Trustee since	Retired; President Emeritus,	91	St. Vincent Health
1300 S. Clinton Street		February 1998	Indiana Hospital Association;
Fort Wayne, IN 46802			Formerly: President, Indiana
YOB: 1943			Hospital Association

David H. Windley	Trustee	Trustee since	Retired; Formerly: Director of	91	N/A
1300 S. Clinton Street		August 2004	Blue & Co., LLC (accounting
Fort Wayne, IN 46802			firm)
YOB: 1943

LVIP Blackrock Multi-Asset Income Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1]	Vice	Vice President	Vice President and Chief	N/A	N/A
1300 S. Clinton Street	President	since June 2011;	Operating Officer, Lincoln
Fort Wayne, IN 46802		Formerly:	Investment Advisors
YOB: 1966		Second Vice	Corporation; Vice President, The
		President since	Lincoln National Life Insurance
		May 2006	Company; Formerly, Director of
Funds Management, The Lincoln
National Life Insurance
Company

Delson R. Campbell[1]	Vice	Vice President	Vice President, Lincoln	N/A	N/A
1300 S. Clinton Street	President	since December	Investment Advisors Corporation
Fort Wayne, IN 46802		2012	and The Lincoln National Life
YOB: 1967			Insurance Company

Jeffrey D. Coutts[1]	Senior Vice	Senior Vice	Treasurer, Lincoln National	N/A	N/A
Radnor Financial	President	President and	Corporation; Director, Lincoln
Center, 150 N. Radnor	and	Treasurer since	Investment Advisors
Chester Road,	Treasurer	March 2012	Corporation; Senior Vice
Radnor, PA 19087			President and Treasurer, The
YOB: 1969			Lincoln National Life Insurance
Company; Formerly, Senior Vice
President, Insurance Solutions
Financial Management, The
Lincoln National Life Insurance
Company; Formerly, Vice
President, Product
Development, Employer Markets
Division, The Lincoln National
Life Insurance Company

William P. Flory, Jr.[1]	Chief	Vice President	Vice President and Director of	N/A	N/A
1300 S. Clinton Street	Accounting	since June 2011;	Separate Account Operations
Fort Wayne, IN 46802	Officer and	Chief	and Mutual Fund Adminis-
YOB: 1961	Vice	Accounting	tration, The Lincoln National
	President	Officer since	Life Insurance Company; Vice
		May 2006;	President and Treasurer, Lincoln
		Formerly:	Investment Advisors
		Second Vice	Corporation; Formerly, Second
		President since	Vice President, Director of
		2007	Separate Account Operations,
The Lincoln National Life
Insurance Company

Patrick McAllister[1]	Vice	Vice President	Vice President, Lincoln	N/A	N/A
Radnor Financial	President	since	Investment Advisors
Center, 150 N. Radnor		September 2014	Corporation; Vice President,
Chester Road,			Investment Analytics, The
Radnor, PA 19087			Lincoln National Life Insurance
YOB: 1958			Company; Formerly, Executive
Director, Morgan Stanley

LVIP Blackrock Multi-Asset Income Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1]	Vice	Vice President	Vice President, Lincoln	N/A	N/A
Radnor Financial	President	since	Investment Advisors
Center, 150 N. Radnor		September 2014	Corporation; Vice President,
Chester Road,			Head of Client Portfolio
Radnor, PA 19087			Management, The Lincoln
YOB: 1962			National Life Insurance
Company; Formerly, Managing
Director, Pinebridge
Investments

David Weiss[1]	Vice	Vice President	Vice President and Chief	N/A	N/A
One Granite Place,	President	since June 2011;	Investment Officer, Lincoln
Concord, NH 03301		Formerly:	Investment Advisors
YOB: 1976		Assistant and	Corporation; Vice President, The
		Vice President	Lincoln National Life Insurance
		since August	Company; Formerly, Director,
		2007	Funds Management Research,
The Lincoln National Life
Insurance Company

John (Jack) A.	Vice	Vice President	Vice President and Chief	N/A	N/A
Weston[1]	President	and Chief	Compliance Officer, Lincoln
One Granite Place,	and Chief	Compliance	Investment Advisors
Concord, NH 03301	Compliance	Officer since	Corporation; Vice President, The
YOB: 1959	Officer	May 2007	Lincoln National Life Insurance
Company

Jill R. Whitelaw, Esq[1]	Vice	Vice President,	Vice President and Chief	N/A	N/A
Radnor Financial	President,	Secretary and	Counsel – Funds Management,
Center, 150 N. Radnor	Secretary	Chief Legal	The Lincoln National Life
Chester Road,	and	Officer since	Insurance Company; Vice
Radnor, PA 19087	Chief Legal	June 2011	President, Secretary and Chief
YOB: 1963	Officer		Legal Officer, Lincoln
Investment Advisors
Corporation; Formerly, Of
Counsel – Montgomery,
McCracken, Walker & Rhoades;
Director – Merrill Lynch & Co.

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Blackrock Multi-Asset Income Fund–18

LVIP Capital Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Capital Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Capital Growth Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 11.37% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 1000® Growth Index1, returned 13.05%.

US stocks began 2014 with their worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite a myriad of adverse weather-influenced economic data, the S&P 500® Index2 rebounded from January’s pullback and finished February at a new peak. By the end of the second quarter the S&P 500® Index was up +7.1% while the Russell 1000® Growth Index returned +6.3% during the period. The second half of the year was also bumpy, with US equities sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. US equities hit several all-time highs toward the end of the period, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after OPEC’s decision to leave production unchanged.

Stock selection was the primary detractor from relative performance, driven by selection in industrials, energy and consumer discretionary. Partially offsetting negative selection was strong selection in the consumer staples and health care sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance. Overweights to consumer discretionary and health care that detracted were partially offset by an underweight allocation to a lagging energy sector that contributed positively.

Top contributors to relative performance included Kaurig Green Mountain (consumer staples), Monster Beverage (consumer staples) and not owning IBM (information technology). We eliminated our position in Kaurig Green Mountain prior to the end of the period. The largest detractors from relative performance during the period were lulu lemon athletica (consumer discretionary), LinkedIn (information technology), and Microsoft (information technology). We eliminated positions in lululemon and LinkedIn during the period.

Relative to the rest of the world, the US economy still appears to be holding up better. However, plunging oil prices may modestly slow the pace of growth in 2015. While lower gas prices will help prop up consumer demand, weak global demand may impact some multinational US companies’ earnings and falling oil, coupled with a strong US dollar, will also weigh on S&P 500 earnings. It’s difficult to predict how much of the consumer benefit from lower oil prices will be offset by the impact to the domestic oil industry as energy has been a huge driver of US job growth. We continue to believe the US housing market is in a slow recovery. Housing data has been choppy and the recovery is taking longer than we expected, but we continue to believe housing will be an important growth driver for the US economy going forward. Of note, the Obama administration is showing interest in stimulating the housing market and has made several important recent announcements of lending policy changes. Relatively speaking, the US is one of the strongest areas in the world right now. While growth will remain moderate, we believe the US economy is on track for a self-sustaining expansion.

From a sector perspective, consumer discretionary remains our largest overweight. We ended the period with our largest underweights in industrial, energy and consumer staples. We remained true to our process, seeking to invest in companies with high cash flow returns on investment, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth. We are confident that the portfolio is well-positioned to perform as we look forward to 2015.

Andrew J. Shilling, CFA

Wellington Management Company, LLP

Wellington Management Company, LLP, is a SEC-registered investment adviser and an independent and unaffiliated sub-adviser to Lincoln Investment Advisors Corporation.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Capital Growth Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,713. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $22,594. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Capital Growth Fund–1

LVIP Capital Growth Fund

2014 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/14
Standard Class Shares
One Year	+ 11.37%
Five Years	+ 14.31%
Ten Years	+ 7.02%
Service Class Shares
One Year	+ 11.09%
Five Years	+ 14.03%
Inception (4/30/07)	+ 7.18%

1	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500® widely held common stocks.

Commencing May 1, 2004, Wellington Management Company, LLP replaced Janus Capital Management as the Fund’s sub-adviser.

LVIP Capital Growth Fund–2

LVIP Capital Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,059.50	0.73%	$3.79
Service Class Shares	1,000.00	1,058.20	0.98%	5.08
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Capital Growth Fund–3

LVIP Capital Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.80%

Automobiles	1.83%
Beverages	2.74%
Biotechnology	9.19%
Capital Markets	2.88%
Chemicals	1.46%
Commercial Services & Supplies	0.43%
Construction Materials	0.98%
Consumer Finance	1.15%
Electrical Equipment	1.27%
Electronic Equipment, Instruments & Components	1.07%
Food & Staples Retailing	2.56%
Food Products	2.55%
Health Care Providers & Services	0.29%
Health Care Technology	0.93%
Hotels, Restaurants & Leisure	5.07%
Household Durables	4.55%
Insurance	1.00%
Internet & Catalog Retail	2.52%
Internet Software & Services	7.66%
IT Services	8.19%
Life Sciences Tools & Services	0.48%
Machinery	0.43%
Media	1.30%
Oil, Gas & Consumable Fuels	1.64%
Pharmaceuticals	5.83%
Professional Services	4.03%
Real Estate Investment Trusts	1.11%
Road & Rail	1.86%
Software	7.86%
Specialty Retail	8.70%
Technology Hardware, Storage & Peripherals	6.97%
Textiles, Apparel & Luxury Goods	1.27%

Money Market Fund	0.19%

Total Value of Securities	99.99%

Receivables and Other Assets Net of Liabilities	0.01%

Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Apple	6.97%
Home Depot	3.20%
Microsoft	2.89%
Google	2.48%
Facebook Class A	2.37%
Gilead Sciences	2.35%
Bristol-Myers Squibb	2.23%
MasterCard Class A	2.22%
Lowe’s	2.01%
Biogen Idec	1.98%

Total	28.70%

LVIP Capital Growth Fund–4

LVIP Capital Growth Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.80%
Automobiles–1.83%
Harley-Davidson	125,729	$8,286,798

		8,286,798

Beverages–2.74%
Anheuser-Busch InBev ADR	49,753	5,588,257
†Monster Beverage	63,424	6,871,990

		12,460,247

Biotechnology–9.19%
†Biogen Idec	26,476	8,987,278
†Celgene	57,984	6,486,090
†Gilead Sciences	113,274	10,677,207
†Medivation	32,485	3,235,831
†Regeneron Pharmaceuticals	16,726	6,861,842
†Vertex Pharmaceuticals	46,042	5,469,790

		41,718,038

Capital Markets–2.88%
BlackRock	19,643	7,023,551
TD AmeriTrade Holding	129,310	4,626,712
Waddell & Reed Financial Class A	28,687	1,429,186

		13,079,449

Chemicals–1.46%
Sherwin-Williams	25,275	6,648,336

		6,648,336

Commercial Services & Supplies–0.43%
†Stericycle	14,893	1,952,174

		1,952,174

Construction Materials–0.98%
Eagle Materials	58,675	4,461,060

		4,461,060

Consumer Finance–1.15%
American Express	56,361	5,243,827

		5,243,827

Electrical Equipment–1.27%
AMETEK	109,546	5,765,406

		5,765,406

Electronic Equipment, Instruments & Components–1.07%
CDW	138,105	4,857,153

		4,857,153

Food & Staples Retailing–2.56%
CVS Health	79,024	7,610,801
Whole Foods Market	79,955	4,031,331

		11,642,132

Food Products–2.55%
Keurig Green Mountain	26,754	3,542,096

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
Mondelez International Class A	220,819	$8,021,250

		11,563,346

Health Care Providers & Services–0.29%
McKesson	6,370	1,322,285

		1,322,285

Health Care Technology–0.93%
†IMS Health Holdings	164,715	4,223,293

		4,223,293

Hotels, Restaurants & Leisure–5.07%
Dunkin’ Brands Group	119,548	5,098,722
Las Vegas Sands	126,015	7,329,032
Wyndham Worldwide	61,289	5,256,145
Wynn Resorts	35,915	5,342,715

		23,026,614

Household Durables–4.55%
D.R.Horton	298,762	7,555,691
Harman International Industries	49,750	5,308,824
Lennar Class A	173,619	7,779,867

		20,644,382

Insurance–1.00%
†Markel	6,655	4,544,300

		4,544,300

Internet & Catalog Retail–2.52%
†NetFlix	12,728	4,348,012
†Priceline Group	6,210	7,080,704

		11,428,716

Internet Software & Services–7.66%
†Alibaba Group Holding ADR	50,270	5,225,064
†Baidu ADR	15,670	3,572,290
†Facebook Class A	137,752	10,747,411
†Google	21,377	11,252,853
†Yelp	72,653	3,976,299

		34,773,917

IT Services–8.19%
†Alliance Data Systems	24,351	6,965,604
†Cognizant Technology Solutions Class A	116,267	6,122,620
†FleetCor Technologies	46,378	6,896,872
MasterCard Class A	117,212	10,098,986
Visa Class A	27,035	7,088,577

		37,172,659

Life Sciences Tools & Services–0.48%
†Illumina	11,812	2,180,259

		2,180,259

LVIP Capital Growth Fund–5

LVIP Capital Growth Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Machinery–0.43%
Pall	19,255	$1,948,799

		1,948,799

Media–1.30%
Comcast Class A	102,121	5,924,039

		5,924,039

Oil, Gas & Consumable Fuels–1.64%
†Cobalt International Energy	162,870	1,447,914
†Continental Resources	62,934	2,414,148
Pioneer Natural Resources	24,052	3,580,140

		7,442,202

Pharmaceuticals–5.83%
†Actavis	32,788	8,439,959
Astrazeneca ADR	47,030	3,309,971
Bristol-Myers Squibb	171,513	10,124,412
Merck	81,173	4,609,815

		26,484,157

Professional Services–4.03%
Equifax	72,751	5,883,373
†IHS Class A	50,333	5,731,922
Nielsen Holdings	149,520	6,688,030

		18,303,325

Real Estate Investment Trusts–1.11%
American Tower	50,849	5,026,424

		5,026,424

Road & Rail–1.86%
Hunt (J.B.) Transport Services	31,675	2,668,619
Kansas City Southern	47,410	5,785,442

		8,454,061

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Software–7.86%
†Adobe Systems	74,696	$5,430,399
Intuit	72,067	6,643,857
Microsoft	282,478	13,121,103
†salesforce.com	107,518	6,376,893
†ServiceNow	60,855	4,129,012

		35,701,264

Specialty Retail–8.70%
†AutoZone	12,321	7,628,054
Home Depot	138,354	14,523,019
Lowe’s	132,552	9,119,578
Ross Stores	87,529	8,250,484

		39,521,135

Technology Hardware, Storage & Peripherals–6.97%
Apple	286,728	31,649,037

		31,649,037

Textiles, Apparel & Luxury Goods–1.27%
Ralph Lauren	31,157	5,769,030

		5,769,030

Total Common Stock (Cost $327,453,767)		453,217,864

MONEY MARKET FUND–0.19%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	863,492	863,493

Total Money Market Fund (Cost $863,492)		863,493

TOTAL VALUE OF SECURITIES–99.99% (Cost $328,317,259)	454,081,357
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	59,905

NET ASSETS APPLICABLE TO 10,920,265 SHARES OUTSTANDING–100.00%	$454,141,262

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND STANDARD CLASS ($134,372,921 / 3,207,456 Shares)	$41.894

NET ASSET VALUE–LVIP CAPITAL GROWTH FUND SERVICE CLASS ($319,768,341 / 7,712,809 Shares)	$41.459

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$262,953,644
Accumulated net realized gain on investments	65,423,520
Net unrealized appreciation of investments	125,764,098

Total net assets	$454,141,262

†	Non-income producing for the period.

«	Includes $679,558 payable for securities purchased and $460,836 payable for fund shares redeemed as of December 31, 2014.

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–6

LVIP Capital Growth Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$4,408,411
Foreign tax withheld	(74,782)

4,333,629

EXPENSES:
Management fees	3,124,443
Distribution fees-Service Class	808,239
Accounting and administration expenses	109,000
Reports and statements to shareholders	94,323
Professional fees	28,907
Trustees’ fees and expenses	9,700
Custodian fees	6,518
Consulting fees	2,078
Pricing fees	384
Other	4,071

Total operating expenses	4,187,663

NET INVESTMENT INCOME	145,966

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	71,236,016
Net change in unrealized appreciation (depreciation) of investments	(22,952,036)

NET REALIZED AND UNREALIZED GAIN	48,283,980

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,429,946

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$145,966	$(119,032)
Net realized gain	71,236,016	44,650,622
Net change in unrealized appreciation (depreciation)	(22,952,036)	82,321,568

Net increase in net assets resulting from operations	48,429,946	126,853,158

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(232,483)	—
Net realized gain:
Standard Class	(208,195)	—
Service Class	(503,840)	—

	(944,518)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,786,821	4,380,477
Service Class	16,754,048	15,617,619
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	440,678	—
Service Class	503,840	—

	22,485,387	19,998,096

Cost of shares redeemed:
Standard Class	(14,948,031)	(14,473,869)
Service Class	(57,641,424)	(54,510,094)

	(72,589,455)	(68,983,963)

Decrease in net assets derived from capital share transactions	(50,104,068)	(48,985,867)

NET INCREASE (DECREASE) IN NET ASSETS	(2,618,640)	77,867,291
NET ASSETS:
Beginning of year	456,759,902	378,892,611

End of year	$454,141,262	$456,759,902

Undistributed net investment income	$—	$44,834

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–7

LVIP Capital Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$37.738	$27.748	$23.305	$25.613	$21.540

Income (loss) from investment operations:
Net investment income[1]	0.083	0.049	0.042	0.019	0.057
Net realized and unrealized gain (loss)	4.211	9.941	4.401	(2.327)	4.026

Total from investment operations	4.294	9.990	4.443	(2.308)	4.083

Less dividends and distributions from:
Net investment income	(0.073)	—	—	—	(0.010)
Net realized gain	(0.065)	—		—	—

Total dividends and distributions	(0.138)	—	—	—	(0.010)

Net asset value, end of period	$41.894	$37.738	$27.748	$23.305	$25.613

Total return[2]	11.37%	36.00%	19.06%	(9.01% )	18.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$134,373	$130,399	$104,645	$96,924	$117,429
Ratio of expenses to average net assets	0.74%	0.76%	0.78%	0.79%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.76%	0.78%	0.79%	0.81%
Ratio of net investment income to average net assets	0.21%	0.15%	0.16%	0.08%	0.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.21%	0.15%	0.16%	0.08%	0.25%
Portfolio turnover	45%	47%	64%	37%	62%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–8

LVIP Capital Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Capital Growth Fund Service Class
	Year Ended
	12/31/14	12/31/13		12/31/12		12/31/11		12/31/10

Net asset value, beginning of period	$37.377	$27.551		$23.197		$25.559		$21.539

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.015)	(0.032)		(0.025)		(0.044)		0.002
Net realized and unrealized gain (loss)	4.162	9.858		4.379		(2.318)		4.018

Total from investment operations	4.147	9.826		4.354		(2.362)		4.020

Less dividends and distributions from:
Net realized gain	(0.065)	—				—		—

Total dividends and distributions	(0.065)	—		—		—		—

Net asset value, end of period	$41.459	$37.377		$27.551		$23.197		$25.559

Total return[2]	11.09%	35.66%		18.77%		(9.24%	)	18.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$319,768	$326,361		$274,248		$200,602		$146,402
Ratio of expenses to average net assets	0.99%	1.01%		1.03%		1.04%		1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	1.01%		1.03%		1.04%		1.06%
Ratio of net investment income (loss) to average net assets	(0.04% )	(0.10%	)	(0.09%	)	(0.17%	)	0.01%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.04% )	(0.10%	)	(0.09%	)	(0.17%	)	0.00%
Portfolio turnover	45%	47%		64%		37%		62%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Capital Growth Fund–9

LVIP Capital Growth Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Capital Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Capital Growth Fund–10

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $3,168 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $100 million of the average daily net assets of the Fund; 0.70% of the next $150 million; 0.65% of the next $750 million; and 0.60% of the average daily net assets of the Fund in excess of $1 billion.

Wellington Management Company, LLP (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$18,416
Legal fees	5,086

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$267,533
Distribution fees payable to LFD	68,535

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$203,319,267
Sales	253,858,881

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$328,961,715

Aggregate unrealized appreciation	$135,245,836
Aggregate unrealized depreciation	(10,126,194)

Net unrealized appreciation	$125,119,642

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable

LVIP Capital Growth Fund–11

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Common Stock	$453,217,864
Money Market Fund	863,493

Total	$454,081,357

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$944,518	$—

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$262,953,644
Undistributed ordinary income	236,844
Undistributed long-term capital gains	65,831,132
Unrealized appreciation	125,119,642

Net assets	$454,141,262

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to redesignation of dividends and distributions, and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$41,683	$(41,683)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses

LVIP Capital Growth Funds–12

LVIP Capital Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

During fiscal year 2014, the Fund utilized $4,145,615 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	121,465	134,886
Service Class	438,397	485,023
Shares issued upon reinvestment of dividends and distributions:
Standard Class	10,417	—
Service Class	12,034	—

	582,313	619,909

Shares redeemed:
Standard Class	(379,787)	(450,762)
Service Class	(1,469,292)	(1,707,468)

	(1,849,079)	(2,158,230)

Net decrease	(1,266,766)	(1,538,321)

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

On December 8, 2014, the Fund’s Board approved the proposal to change the Fund’s name from the LVIP Capital Growth Fund to the LVIP Wellington Capital Growth Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements except as disclosed above.

LVIP Capital Growth Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Capital Growth Fund

We have audited the accompanying statement of net assets of the LVIP Capital Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Capital Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Capital Growth Fund–14

LVIP Capital Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP Capital Growth Fund–15

LVIP Capital Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreements. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the LVIP Capital Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000 Growth TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period, below the median return of the Morningstar peer group and the benchmark index for the three year period and above the median return of the Morningstar peer group and below the benchmark index for the five year period.

The Board considered that LIAC’s view that the Fund’s performance in 2011 and 2012 was the main driver of the Fund’s underperformance for the three year period. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the LVIP Capital Growth Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that the subadvisory fee charged to the Fund was higher, but within range of the fees charged to other registered investment companies sub-advised by Wellington with a similar investment strategy. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and in light of the scope and quality of the services provided. The Board considered that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by Wellington regarding its revenues from the Fund, and noted that the subadvisory fee schedules were negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement raises to general profile with the investing public and it has the ability to obtain research with soft dollars and participate in client commission arrangements that may be used for the benefit of other clients of Wellington.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Capital Growth Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Capital Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Capital Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Capital Growth Fund–19

LVIP Clarion Global Real Estate Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Clarion Global Real Estate Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Clarion Global Real Estate Fund

2014 Annual Report Commentary (unaudited)

The Fund returned 13.89% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the FTSE EPRA/NAREIT Developed Index (net dividends)*, returned 15.02%.

Managed by:

The Markets

Global property stocks finished the year with strong returns in the fourth quarter, thereby generating a solid double-digit total return in 2014, handily exceeding the performance generated by broad equities and fixed income indices. Positive total return was generated in each of the major geographic regions for the quarter and year, with the U.S. REIT market being a stand-out delivering a total return of 30.4% for the year, about half of which was generated during the fourth quarter. Performance among European property companies and those in the Asia-Pacific region was also positive for the year, although the dispersion of returns was high. Property company returns were strong for a number of reasons including attractive and rising dividends, strong earnings growth via both organic as well as external growth and rising real estate values during the year. Interest rates and inflationary pressures remained low — lower than what was expected at the beginning of the year.

Real estate stocks continue to benefit from a favorable environment of continued low interest rates, limited new supply, and improving demand for real estate space, leading to higher occupancies, rents and values. Economic conditions are improving in most of the developed markets around the globe, although the rate of improvement varies dramatically, from relatively robust in the U.S. and U.K., to tepid recoveries in the euro zone and Japan, to deceleration in China. Sentiment toward growth has recently been dampened by increased geopolitical events, including trade sanctions with Russia and regional conflict in the Middle East. Inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil, which has recently become accentuated. This bodes well for continued low intermediate and long-term interest rates. Despite the U.S. Federal Reserve Bank completing its quantitative easing program and potentially increasing short-term policy rates sometime next year, the outlook for long-term interest rates remains relatively benign. Many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century. This combination of slow and steady economic growth and low long-term interest rates bodes well for real estate and real estate securities, which generate a material component of total return from current yield. Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. With visible earnings growth in the 6-7% range for this year and next, and dividends growing at about the same pace as earnings, real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

Fund Performance and Benchmark Comparison:

Fund performance trailed the benchmark during the period, primarily as the result of positioning in the Asia-Pacific region. Relative performance in the Asia-Pacific region proved to be challenging, as positioning in Japan was the primary detractor from relative performance during the year. Japanese property companies underperformed despite significant monetary and fiscal stimulus from the Japanese government and clear evidence of improving property fundamentals. The impact of holding a modest cash position in a strongly positive market also produced headwinds, which is typical in a market with high absolute returns. Positive contributors to relative return for the year included stock selection in North America and Europe, where selection among the U.S. office, mall and apartment REITs added value as did positions in office companies in London. Our underweight positioning in Canada added considerable relative value for the year, given the underperformance of Canadian real estate companies amidst tepid economic growth.

In the U.S., we prefer the industrial and apartment sectors as well as coastal CBD office and high-end mall companies; we are more cautious on the storage, net lease and healthcare sectors. Portfolio positioning emphasizes property types which can benefit the most from improving economic conditions. By geography, this includes many of the gateway cities located in the northeast and in California, such as New York, San Francisco and Los Angeles. We expect the apartment and mall companies to continue to perform well as job growth and consumer spending continues to improve. We remain cautious on the more bond-like sectors of net lease and healthcare but take into account potential syndicate activity and takeover possibilities in our portfolio positioning. We additionally recognize the attractiveness of current yield via the dividend in some of these lower growth sectors.

Investments in Europe are focused on companies with higher growth characteristics, such as London office companies and German residential, both which have reported steadily improving rental growth. Elsewhere on the continent, the portfolio includes select value names which offer a high level of cash flow and dividend yield. Although many of the companies and markets are characterized by slow growth, we believe that real estate fundamentals likely improve over time, albeit gradually. The investment market remains extremely active with elevated demand for prime properties in London and Paris. We also believe that there may be more merger and acquisition activity involving euro zone property companies.

Positioning in the Asia-Pacific region continues to tread carefully around decelerating economic growth in mainland China and ever-changing government policies aimed at limiting price appreciation for the residential sectors in Hong Kong, Singapore and mainland China. We are nonetheless “picking our spots” depending on what we believe to be priced into the market. We are more positive on the office and retail property types in these markets, and selective on residential, depending on the market. We continue to favor the Tokyo office market, which is showing continued improved occupancies and accelerating rental growth after years of stagnation. Land values in Tokyo have recently improved and office vacancy has tightened. While gradual, improvement in Tokyo office rents is steady and visible. We believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing

LVIP Clarion Global Real Estate Fund–1

LVIP Clarion Global Real Estate Fund

2014 Annual Report Commentary (continued)

dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

Thank you for your continued faith and confidence.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

CBRE Clarion Securities LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 4/30/07 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Clarion Global Real Estate Fund shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,223 for the Standard Class shares and to $10,028 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Index (net dividends) did over the same period. The same $10,000 investment would have increased to $10,495. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 13.89%
Five Year	+ 9.59%
Inception (4/30/07)	+ 0.29%

Service Class Shares
One Year	+ 13.60%
Five Year	+ 9.31%
Inception (4/30/07)	+ 0.04%

*

The FTSE EPRA/NAREIT Developed Index (net dividends) is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Effective after the close of business on September 28, 2012, CBRE Clarion Securities Group Inc. replaced Cohen & Steers Capital Management Inc. as the Fund’s sub-adviser.

LVIP Clarion Global Real Estate Fund–2

LVIP Clarion Global Real Estate Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual
Standard Class Shares	$1,000.00	$1,022.20	0.73%	$3.72
Service Class Shares	1,000.00	1,020.90	0.98%	4.99

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Clarion Global Real Estate Fund–3

LVIP Clarion Global Real Estate Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Security Type/Country	Percentage of Net Assets
Common Stock	98.35%
Australia	5.60%
Canada	0.83%
France	3.51%
Germany	1.82%
Hong Kong	6.87%
Japan	13.02%
Luxembourg	0.79%
Netherlands	1.06%
Singapore	3.38%
Sweden	0.40%
Switzerland	0.47%
United Kingdom	7.28%
United States	53.32%
Warrant	0.02%

Money Market Fund	1.27%

Total Value of Securities	99.64%

Receivables and Other Assets Net of Liabilities	0.36%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Diversified REITs	19.39%
Health Care REITs	4.54%
Hotel REITs	5.58%
Industrial REITs	4.73%
Office REITs	13.24%
Real Estate Management & Development	20.21%
Residential REITs	12.23%
Retail REITs	17.20%
Storage REITs	1.23%

Total	98.35%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Simon Property Group	3.78%
Mitsui Fudosan	3.44%
Equity Residential	3.31%
Health Care REIT	3.18%
Prologis	2.83%
Mitsubishi Estate	2.81%
Host Hotels & Resorts	2.76%
Sun Hung Kai Properties	2.46%
Vornado Realty Trust	2.38%
AvalonBay Communities	2.35%

Total	29.30%

LVIP Clarion Global Real Estate Fund–4

LVIP Clarion Global Real Estate Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–98.35%
Australia–5.60%
Federation Centres	2,022,456	$4,709,390
Goodman Group	1,488,885	6,877,832
†@=GPT Group In-Specie	4,536,115	0
Investa Office Fund	919,013	2,713,466
Mirvac Group	4,680,561	6,771,501
†Scentre Group	988,672	2,801,423
Stockland	1,740,617	5,817,652
†Westfield	364,362	2,671,234

		32,362,498

Canada–0.83%
Boardwalk Real Estate Investment Trust	52,600	2,785,838
Canadian Real Estate Investment Trust	50,400	1,986,158

		4,771,996

France–3.51%
ICADE	41,922	3,354,291
Klepierre	144,572	6,207,659
Mercialys	91,500	2,041,115
Unibail-Rodamco	33,778	8,665,260

		20,268,325

Germany–1.82%
Deutsche Wohnen	72,900	1,719,692
†LEG Immobilien	118,098	8,797,564

		10,517,256

■Hong Kong–6.87%
China Overseas Land & Investment	977,519	2,891,988
Hang Lung Properties	683,500	1,906,937
Hongkong Land Holdings	1,010,000	6,804,903
Link REIT	945,500	5,920,083
New World Development	3,367,400	3,866,156
Sun Hung Kai Properties	938,100	14,213,920
Swire Properties	1,398,600	4,115,630

		39,719,617

Japan–13.02%
GLP J-REIT	2,156	2,401,754
Japan Hotel REIT Investment	1,981	1,270,979
Japan Real Estate Investment	1,094	5,271,634
Japan Retail Fund Investment	3,345	7,069,525
Kenedix Office Investment	590	3,339,765
Mitsubishi Estate	769,800	16,221,715
Mitsui Fudosan	740,400	19,855,897
Nippon Prologis REIT	1,410	3,061,725
NTT Urban Development	198,000	1,994,145
Orix JREIT	1,576	2,216,495
Sumitomo Realty & Development	232,200	7,911,519
Tokyo Tatemono	122,200	889,400

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
United Urban Investment	2,378	$3,743,578

		75,248,131

Luxembourg–0.79%
†GAGFAH	205,837	4,596,828

		4,596,828

Netherlands–1.06%
Corio	32,451	1,589,186
Eurocommercial Properties CVA	49,409	2,099,301
Nieuwe Steen Investments	544,110	2,424,230

		6,112,717

Singapore–3.38%
Capita Commercial Trust	3,251,000	4,291,980
CapitaLand	2,461,900	6,120,917
Global Logistic Properties	3,196,500	5,959,338
Suntec Real Estate Investment Trust	2,126,200	3,145,201

		19,517,436

Sweden–0.40%
Hufvudstaden Class A	176,792	2,294,200

		2,294,200

Switzerland–0.47%
†PSP Swiss Property	31,828	2,739,216

		2,739,216

United Kingdom–7.28%
British Land	773,033	9,320,540
Derwent London	128,735	6,009,058
Great Portland Estates	531,546	6,062,857
Hammerson	651,340	6,098,958
Land Securities Group	656,974	11,808,010
Safestore Holdings	464,240	1,678,454
UNITE Group	150,295	1,083,297

		42,061,174

United States–53.32%
American Realty Capital Properties	613,100	5,548,555
AvalonBay Communities	82,965	13,555,651
BioMed Realty Trust	212,200	4,570,788
Boston Properties	48,690	6,265,916
Brandywine Realty Trust	205,800	3,288,684
Brixmor Property Group	189,100	4,697,244
Cousins Properties	141,300	1,613,646
DCT Industrial Trust	107,450	3,831,667
DDR	467,000	8,574,120
Douglas Emmett	224,000	6,361,600
Duke Realty	372,700	7,528,540
Equity Residential	266,550	19,148,952
Essex Property Trust	50,683	10,471,108
General Growth Properties	449,900	12,655,687
Health Care REIT	242,500	18,349,975

LVIP Clarion Global Real Estate Fund–5

LVIP Clarion Global Real Estate Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
Healthcare Realty Trust	158,100	$4,319,292
Healthcare Trust of America Class A	133,200	3,588,408
Highwoods Properties	65,750	2,911,410
†Hilton Worldwide Holdings	173,600	4,529,224
Host Hotels & Resorts	672,000	15,973,440
Kilroy Realty	141,600	9,780,312
Kimco Realty	238,430	5,994,130
Lexington Realty Trust	301,700	3,312,666
Liberty Property Trust	48,300	1,817,529
Macerich	101,819	8,492,723
†Paramount Group	283,300	5,266,547
Pebblebrook Hotel Trust	68,800	3,139,344
Post Properties	84,000	4,936,680
Prologis	380,490	16,372,485
Public Storage	38,300	7,079,755
Ramco-Gershenson Properties Trust	132,300	2,479,302
Simon Property Group	120,080	21,867,762
SL Green Realty	108,200	12,877,964
Spirit Realty Capital	486,200	5,780,918
†Strategic Hotels & Resorts	317,800	4,204,494
Sun Communities	63,500	3,839,210
Sunstone Hotel Investors	190,300	3,141,853
Tanger Factory Outlet Centers	63,000	2,328,480

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
Taubman Centers	49,400	$3,775,148
UDR	329,000	10,139,780
Vornado Realty Trust	116,800	13,748,528

		308,159,517

Total Common Stock (Cost $451,307,327)		568,368,911

ΔWARRANT–0.02%
Hong Kong–0.02%
Sun Hung Kai Properties	46,341	117,138

Total Warrant (Cost $34,358)		117,138

MONEY MARKET FUND–1.27%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	7,338,967	7,338,967

Total Money Market Fund (Cost $7,338,967)		7,338,967

TOTAL VALUE OF SECURITIES–99.64% (Cost $458,680,652)	575,825,016
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	2,108,154

NET ASSETS APPLICABLE TO 59,499,304 SHARES OUTSTANDING–100.00%	$577,933,170

NET ASSET VALUE–LVIP CLARION GLOBAL REAL ESTATE FUND STANDARD CLASS ($459,143,428 / 47,180,931 Shares)	$9.732

NET ASSET VALUE–LVIP CLARION GLOBAL REAL ESTATE FUND SERVICE CLASS ($118,789,742 / 12,318,373 Shares)	$9.643

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$552,892,591
Distributions in excess of net investment income	(1,403,720)
Accumulated net realized loss on investments	(90,667,402)
Net unrealized appreciation of investments, foreign currencies and derivatives	117,111,701

Total net assets	$577,933,170

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

¡	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $273,545 payable for securities purchased and $500,650 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $0, which represents 0.00% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

LVIP Clarion Global Real Estate Fund–6

LVIP Clarion Global Real Estate Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BBH	EUR	(21,392)	USD	25,998	1/2/15	$112
BNYM	HKD	(1,010,220)	USD	130,234	1/2/15	(51)

						$61

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to financial statements”

Summary of Abbreviations:

BBH–Brown Brothers Harriman, New York

BNYM–Bank of New York Mellon

CVA–Dutch Certificate

EUR–Euro

HKD–Hong Kong Dollar

REIT–Real Estate Investment Trust

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–7

LVIP Clarion Global Real Estate Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$16,713,758
Foreign tax withheld	(875,051)

15,838,707

EXPENSES:
Management fees	4,033,562
Distribution fees-Service Class	292,112
Accounting and administration expenses	127,225
Custodian fees	61,242
Reports and statements to shareholders	43,937
Professional fees	36,327
Trustees’ fees and expenses	10,516
Pricing fees	10,261
Consulting fees	2,157
Other	4,388

4,621,727
Less management fees waived	(434,272)

Total operating expenses	4,187,455

NET INVESTMENT INCOME	11,651,252

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,215,863
Foreign currencies	(3,158)
Foreign currency exchange contracts	(105,278)

Net realized gain	6,107,427

Net change in unrealized appreciation (depreciation) of:
Investments	50,328,590
Foreign currencies	(28,830)
Foreign currency exchange contracts	442

Net change in unrealized appreciation (depreciation)	50,300,202

NET REALIZED AND UNREALIZED GAIN	56,407,629

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,058,881

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,651,252	$7,458,357
Net realized gain (loss)	6,107,427	(2,328,661)
Net change in unrealized appreciation (depreciation)	50,300,202	4,492,437

Net increase in net assets resulting from operations	68,058,881	9,622,133

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(11,833,774)	—
Service Class	(2,613,753)	—

	(14,447,527)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	98,416,765	172,328,740
Service Class	16,789,533	28,301,545
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	11,833,774	—
Service Class	2,613,753	—

	129,653,825	200,630,285

Cost of shares redeemed:
Standard Class	(51,710,682)	(73,379,775)
Service Class	(25,485,755)	(25,629,150)

	(77,196,437)	(99,008,925)

Increase in net assets derived from capital share transactions	52,457,388	101,621,360

NET INCREASE IN NET ASSETS	106,068,742	111,243,493
NET ASSETS:
Beginning of year	471,864,428	360,620,935

End of year	$577,933,170	$471,864,428

Distributions in excess of net investment income/accumulated net investment loss	$(1,403,720)	$(3,317,163)

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–8

LVIP Clarion Global Real Estate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Standard Class
	12/31/14	12/31/13	Year Ended 12/31/12[1]	12/31/11	12/31/10
Net asset value, beginning of period	$8.778	$8.497	$6.815	$7.462	$6.326

Income (loss) from investment operations:
Net investment income[2]	0.212	0.156	0.148	0.130	0.185
Net realized and unrealized gain (loss)	1.000	0.125	1.534	(0.777)	0.951

Total from investment operations	1.212	0.281	1.682	(0.647)	1.136

Less dividends and distributions from:
Net investment income	(0.258)	—	—	—	—

Total dividends and distributions	(0.258)	—	—	—	—

Net asset value, end of period	$9.732	$8.778	$8.497	$6.815	$7.462

Total return[3]	13.89%	3.31%	24.68%	(8.67%)	17.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$459,143	$359,296	$254,075	$141,780	$149,233
Ratio of expenses to average net assets	0.73%	0.77%	0.84%	0.84%	0.88%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	1.03%	1.07%	1.06%	1.10%
Ratio of net investment income to average net assets	2.25%	1.77%	1.91%	1.77%	2.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.17%	1.51%	1.68%	1.55%	2.58%
Portfolio turnover	33%	40%	120%	95%	119%

[1]	Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC replaced Cohen & Steers Capital Management, Inc. as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–9

LVIP Clarion Global Real Estate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Service Class
	12/31/14	12/31/13	Year Ended 12/31/12[1]	12/31/11	12/31/10
Net asset value, beginning of period	$8.681	$8.425	$6.773	$7.435	$6.319

Income (loss) from investment operations:
Net investment income[2]	0.186	0.133	0.127	0.111	0.169
Net realized and unrealized gain (loss)	0.989	0.123	1.525	(0.773)	0.947

Total from investment operations	1.175	0.256	1.652	(0.662)	1.116

Less dividends and distributions from:
Net investment income	(0.213)	—	—	—	—

Total dividends and distributions	(0.213)	—	—	—	—

Net asset value, end of period	$9.643	$8.681	$8.425	$6.773	$7.435

Total return[3]	13.60%	3.04%	24.39%	(8.90% )	17.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$118,790	$112,568	$106,546	$88,540	$80,948
Ratio of expenses to average net assets	0.98%	1.02%	1.09%	1.09%	1.13%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.28%	1.32%	1.31%	1.35%
Ratio of net investment income to average net assets	2.00%	1.52%	1.66%	1.52%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.92%	1.26%	1.43%	1.30%	2.33%
Portfolio turnover	33%	40%	120%	95%	119%

[1]	Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC replaced Cohen & Steers Capital Management, Inc. as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–10

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Clarion Global Real Estate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP Clarion Global Real Estate Fund–11

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $50,742 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.73% of the first $250 million of the average net assets of the Fund; and 0.63% of the average net assets of the Fund in excess of $250 million. Prior to May 1, 2014, LIAC received a management fee at an annual rate of 0.95% of the Fund’s average daily net assets.

Prior to May 1, 2014, LIAC had contractually agreed to waive the following portion of its advisory fee. The waiver amount was 0.22% of the first $250 million of the average daily net assets of the Fund; and 0.32% of the average daily net assets of the Fund in excess of $250 million.

CBRE Clarion Securities LLC (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser, a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$21,207
Legal fees	5,867

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$329,458
Distribution fees payable to LFD	25,363

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Clarion Global Real Estate Fund–12

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$218,275,658
Sales	172,578,945

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$488,206,983

Aggregate unrealized appreciation	$143,860,118
Aggregate unrealized depreciation	(56,242,085)

Net unrealized appreciation	$87,618,033

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Clarion Global Real Estate Fund–13

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock
Australia	$—	$32,362,498	$32,362,498
Canada	4,771,996	—	4,771,996
France	2,041,115	18,227,210	20,268,325
Germany	—	10,517,256	10,517,256
Hong Kong	5,920,083	33,799,534	39,719,617
Japan	—	75,248,131	75,248,131
Luxembourg	—	4,596,828	4,596,828
Netherlands	2,424,230	3,688,487	6,112,717
Singapore	—	19,517,436	19,517,436
Sweden	—	2,294,200	2,294,200
Switzerland	—	2,739,216	2,739,216
United Kingdom	1,678,454	40,382,720	42,061,174
United States	308,159,517	—	308,159,517
Warrant	117,138	—	117,138
Money Market Fund	7,338,967	—	7,338,967

Total	$332,451,500	$243,373,516	$575,825,016

Foreign Currency Exchange Contracts	$—	$61	$61

The value of Level 3 investments was zero at the end of the year.

As a result of utilizing international fair value pricing at December 31, 2014, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$14,447,527	$—

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$552,892,591
Undistributed ordinary income	10,781,869
Capital loss carryforwards	(73,334,154)
Unrealized appreciation	87,592,864

Net assets	$577,933,170

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, partnership income and tax treatment of unrealized gain on passive foreign investment companies.

LVIP Clarion Global Real Estate Fund–14

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$4,709,718	$(4,709,718)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring		Post-Enactment Losses (No Expiration)*
2016	2017	Short-Term	Long-Term	Total
$23,657,023	$43,681,858	$5,995,273	$—	$73,334,154

*Capital Loss Carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	10,466,437	19,532,967
Service Class	1,804,918	3,264,860
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,240,260	—
Service Class	276,477	—

	13,788,092	22,797,827

Shares redeemed:
Standard Class	(5,458,471)	(8,500,652)
Service Class	(2,730,127)	(2,944,350)

	(8,188,598)	(11,445,002)

Net increase	5,599,494	11,352,825

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably.

LVIP Clarion Global Real Estate Fund–15

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$112	Receivables and other assets net of liabilities	$(51)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(105,278)	$442

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$674,242	$463,353

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2014, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

LVIP Clarion Global Real Estate Fund–16

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Clarion Global Real Estate Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Clarion Global Real Estate Fund

We have audited the accompanying statement of net assets of the LVIP Clarion Global Real Estate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Clarion Global Real Estate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Clarion Global Real Estate Fund–18

LVIP Clarion Global Real Estate Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP Clarion Global Real Estate Fund–19

LVIP Clarion Global Real Estate Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and CBRE Clarion Securities LLC (“CBRE Clarion”) on behalf of the LVIP Clarion Global Real Estate Fund, the Board considered the nature, extent and quality of services provided by CBRE Clarion under the subadvisory agreement. The Board reviewed the services provided by CBRE Clarion, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of CBRE Clarion. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total returns and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Global Real Estate funds category and the FTSE EPRA/NAREIT Developed TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three and five year periods. The Board considered that CBRE Clarion assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012. The Board considered LIAC’s statement that most of the underperformance reflected performance of the prior manager. The Board concluded that the services provided by CBRE Clarion were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule, which contains breakpoints, compared to the management fees of similar real estate funds for which CBRE serves as sub-adviser and noted that the Fund’s fee was within range of the fees of the comparable funds. The Board considered that the subadvisory fee schedule was negotiated between LIAC and CBRE Clarion, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding CBRE Clarion’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and CBRE Clarion, an unaffiliated third party, and that LIAC compensates CBRE Clarion from its fees. The Board reviewed materials provided by CBRE Clarion as to any additional benefits it receives and noted that CBRE Clarion receives soft dollar benefits and may benefit indirectly due to publicity given the Fund’s profile.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Clarion Global Real Estate Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Clarion Global Real Estate Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Clarion Global Real Estate Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Clarion Global Real Estate Fund–23

LVIP ClearBridge Variable Appreciation RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP ClearBridge Variable Appreciation

RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge Variable Appreciation RPM Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The LVIP Fund returned 6.32% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the S&P 500® Index1 returned 13.69% during the same period.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index2 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index3 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered healthy returns during the year as it gained 5.97%.

During January 2014, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund. The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the year when the global equity markets were more volatile, the RPM overlay was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. Overall, the volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

ClearBridge Variable Appreciation Portfolio 2014 Annual Commentary (“Underlying Fund”)

PORTFOLIO OVERVIEW

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks long-term appreciation of capital. The Portfolio invests primarily in equity securities of U.S. companies, typically medium- and large-capitalization companies, but may also invest in small-capitalization companies. We look for investments among a strong core of growth and value stocks, consisting primarily of blue-chip companies dominant in their industries. The Portfolio may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record. By employing the Portfolio’s investment strategy, we seek to provide consistent and competitive risk-adjusted returns through an investment cycle.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Overall, the market posted another very good year in 2014, exceeding our initial expectations. Perhaps the most dramatic market event of the year was the collapse in the price of oil, which continued its fall from the highs witnessed over the prior three years. A dramatic rise in oil inventories, caused by both a surplus of supply and weak global demand, created a precipitous drop in prices. Despite negative impacts for stocks in the energy sector in some oil and gas producing regions of the U.S., on balance, we saw the decline in oil prices as a benefit for the country. The U.S. remains a large net importer of oil, so lower oil prices can also help reduce our trade deficit.

The U.S. economy continued its steady pace of recovery over the period, with both real GDP* and the most important economic variable, unemployment, continuing to show signs of improvement. The unemployment rate fell to 5.8%, close to the point where the Federal Reserve** has said that it would feel comfortable raising interest rates. Consumer confidence, retail sales and auto sales data all indicated improvement over the period. Housing remained the one part of the economy that has not fully recovered; however, we were not surprised at this considering the prior excesses seen in the sector.

LVIP ClearBridge Variable Appreciation RPM Fund–1

LVIP ClearBridge Variable Appreciation RPM Fund

2014 Annual Report Commentary (unaudited) (continued)

Q. How did we respond to these changing market conditions?

A. The six year bull market for stocks has compressed relative valuations and made it more difficult for investors to find value. However, during the period, a few opportunities stood out to us. Stock prices for oil and gas companies and certain financial sector stocks appeared relatively attractive to us on a valuation basis. The health care sector, which has been a top-performing sector for several years, continued to look attractive to us.

We are encouraged by the solid U.S. economy and the improved technical picture of the market. Stock valuations have become more challenging as multiples have risen over the last five years. As a result, we expect that earnings growth is more likely to drive a greater proportion of returns going forward. While we may have been premature in our concern over rising interest rates, we still worry that the end of the Federal Reserve’s quantitative easing policies could mean a bumpy ride for all risk assets. We continue to work hard to position the Appreciation Portfolio for further gains, but after several very good years for the market, we are taking a more conservative approach. The core of the Portfolio remains focused on quality large cap companies that we believe have the best combination of return relative to risk in the market.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio recorded positive performance in nine out of 10 economic sectors for the reporting period. The greatest contributions to performance came from the information technology (IT), health care and financials sectors.

In comparison to the benchmark S&P 500® Index, the Portfolio’s stock selection in the consumer discretionary and materials sectors contributed significantly to relative performance for the period.

In terms of individual holdings, the leading contributors to performance for the period included positions in Apple Inc. and Microsoft Corp. in the IT sector, Walt Disney Co. and Home Depot Inc. in the consumer discretionary sector as well as CVS Health Corp. in the consumer staples sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, only the energy sector detracted from Portfolio performance for the period. Relative to the benchmark, both overall stock selection and overall sector allocation detracted from performance for the reporting period. Sector allocation was negative due to an underweight in the utilities sector and the Portfolio’s holdings in cash and cash equivalents. Stock selection in the health care, IT and industrials sectors also detracted from relative performance for the period.

On an individual basis, the leading detractors from Portfolio performance for the period included our positions in Exxon Mobil Corp., Weatherford International and Chevron Corp., all in the energy sector, as well as in Amazon.com Inc. in the consumer discretionary sector and General Electric Co. in the industrials sector.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were a number of positions bought and sold over the course of the period. We initiated positions in Synchrony Financial in the financials sector, Intel Corp. in the IT sector, Nucor Corp. in the materials sector as well as Norfolk Southern Corp. and C.H. Robinson Worldwide Inc., both in the industrials sector.

We received shares of California Resources Corp. in the energy sector and Halyard Health Inc. in the health care sector as new companies spun off during the quarter by existing holdings Occidental Petroleum and Kimberly-Clark Corp., respectively.

Finally, we closed a number of existing positions, including those in eBay Inc., Juniper Networks Inc. and NetApp Inc., all in the IT sector, Target Corp., McDonalds Corp., Lowe’s Companies Inc., Honda Motor Co. Ltd. and Amazon.com Inc. in the consumer discretionary sector, Pentair and Caterpillar Inc. in the industrials sector, Sempra Energy in the utilities sector, as well as in AstraZeneca in the health care sector.

*Gross Domestic Product (“GDP”) is an economic statistic which measures the market value of all final goods and services produced within a country in a given period of time.

**The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

LVIP ClearBridge Variable Appreciation RPM Fund–2

LVIP ClearBridge Variable Appreciation RPM Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 1/2/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge Variable Appreciation RPM Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,632 for the Standard Class shares and to $10,596 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $11,369. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14
Standard Class Shares
Inception (1/2/14)	+ 6.32%
Service Class Shares
Inception (1/2/14)	+ 5.96%
1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP ClearBridge Variable Appreciation RPM Fund–3

LVIP ClearBridge Variable Appreciation RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,025.00	0.00%	$—
Service Class Shares	1,000.00	1,023.20	0.35%	1.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,025.21	0.00%	$—
Service Class Shares	1,000.00	1,023.44	0.35%	1.79

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP ClearBridge Variable Appreciation RPM Fund–4

LVIP ClearBridge Variable Appreciation RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets

Investment Companies	99.36%

Equity Fund	93.04%
Money Market Fund	6.32%

Total Value of Securities	99.36%

Receivables and Other Assets Net of Liabilities	0.64%

Total Net Assets	100.00%

LVIP ClearBridge Variable Appreciation RPM Fund–5

LVIP ClearBridge Variable Appreciation RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.36%
Equity Fund–93.04%
*ClearBridge Variable Appreciation Portfolio	1,698,299	$60,187,706

		60,187,706

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–6.32%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	4,089,067	$4,089,067

		4,089,067

Total Investment Companies (Cost $63,532,869)		64,276,773

TOTAL VALUE OF SECURITIES–99.36% (Cost $63,532,869)	64,276,773
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.64%	416,511

NET ASSETS APPLICABLE TO 6,160,201 SHARES OUTSTANDING–100.00%	$64,693,284

NET ASSET VALUE–LVIP CLEARBRIDGE VARIABLE APPERCIATION RPM FUND STANDARD CLASS ($76,482 / 7,283 Shares)	$10.501

NET ASSET VALUE–LVIP CLEARBRIDGE VARIABLE APPERCIATION RPM FUND SERVICE CLASS ($64,616,802 / 6,152,918 Shares)	$10.502

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$63,450,572
Undistributed net investment income	2,147
Accumulated net realized gain on investments	525,413
Net unrealized appreciation of investments and derivatives	715,152

Total net assets	$64,693,284

*	Series I Shares.

«	Includes $109,992 cash pledged as collateral for futures contracts, $160,464 payable for investment companies purchased and $2,585 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
24 E-mini S&P 500 Index	$2,491,632	$2,462,880	3/24/15	$(28,752)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Variable Appreciation RPM Fund–6

LVIP ClearBridge Variable Appreciation RPM Fund

Statement of Operations

January 2, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends from investment companies	$638,484

EXPENSES:
Management fees	158,891
Distribution fees-Service Class	86,656
Accounting and administration expenses	38,622
Professional fees	19,080
Reports and statements to shareholders	3,095
Custodian fees	1,058
Trustees’ fees and expenses	155
Pricing fees	72
Consulting fees	38
Other	15

307,682
Less management fees waived	(158,891)
Less expenses reimbursed	(62,135)

Total operating expenses	86,656

NET INVESTMENT INCOME	551,828

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	1,839,706
Sale of investments in investment companies	(8,363)
Futures contracts	(1,285,614)

Net realized gain	545,729

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	743,904
Futures contracts	(28,752)

Net change in unrealized appreciation (depreciation)	715,152

NET REALIZED AND UNREALIZED GAIN	1,260,881

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,812,709

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Variable Appreciation RPM Fund

Statement of Changes in Net Assets

1/2/14* to 12/31/14
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$551,828
Net realized gain	545,729
Net unrealized appreciation (depreciation)	715,152

Net increase in net assets resulting from operations	1,812,709

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(952)
Service Class	(572,171)

(573,123)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	166,477
Service Class	66,544,049
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	952
Service Class	572,171

67,283,649

Cost of shares redeemed:
Standard Class	(92,717)
Service Class	(3,737,234)

(3,829,951)

Increase in net assets derived from capital share transactions	63,453,698

NET INCREASE IN NET ASSETS	64,693,284
NET ASSETS:
Beginning of period	—

End of period	$64,693,284

Undistributed net investment income	$2,147

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Variable Appreciation RPM Fund–7

LVIP ClearBridge Variable Appreciation RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP ClearBridge Variable Appreciation RPM Fund
	Standard Class	Service Class
	1/2/14[1]	1/2/14[1]
	to	to
	12/31/14	12/31/14

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.258	0.229
Net realized and unrealized gain	0.375	0.368

Total from investment operations	0.633	0.597

Less dividends and distributions from:
Net investment income	(0.132)	(0.095)

Total dividends and distributions	(0.132)	(0.095)

Net asset value, end of period	$10.501	$10.502

Total return[3]	6.32%	5.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$76	$64,617
Ratio of expenses to average net assets[4]	0.00%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.88%	1.23%
Ratio of net investment income to average net assets	2.55%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.67%	1.32%
Portfolio turnover	6%	6%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Variable Appreciation RPM Fund–8

LVIP ClearBridge Variable Appreciation RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge Variable Appreciation RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a significant portion of its assets in other open-end investment companies (mutual funds), primarily the ClearBridge Variable Appreciation Portfolio (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The ClearBridge Variable Appreciation Portfolio, which is advised by an unaffiliated adviser, invests primarily in equity securities of U.S. companies. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions expected to be taken on its Federal income tax return for the open tax year (December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense, and penalties in other expenses on the Statement of Operations. During the period January 2, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period January 2, 2014* through December 31, 2014.

* Date of commencement of operations.

LVIP ClearBridge Variable Appreciation RPM Fund–9

LVIP ClearBridge Variable Appreciation RPM Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.64% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.64% of the average daily net asset of the Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of the average daily net assets for the Standard Class and 0.35% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period January 2, 2014* through December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$809
Legal fees	231

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $1,372 for the period January 2, 2014* to December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$7,386
Distribution fees payable to LFD	17,925

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life owned 13.90% of the Standard Class shares of the Fund.

* Date of commencement of operations.

3. Investments

For the period January 2, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$61,003,509
Sales	1,551,344

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$63,541,233

Aggregate unrealized appreciation	$735,540
Aggregate unrealized depreciation	—

Net unrealized appreciation	$735,540

LVIP ClearBridge Variable Appreciation RPM Fund–10

LVIP ClearBridge Variable Appreciation RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$64,276,773

Futures Contracts	$(28,752)

There were no Level 3 investments at the end of the period.

During the period January 2, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period January 2, 2014* through December 31, 2014 was as follows:

1/2/14*
to
12/31/14
Ordinary income	$573,123

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$63,450,572
Undistributed ordinary income	2,147
Undistributed long-term capital gains	689,133
Qualified late year losses deferred	(184,108)
Unrealized appreciation	735,540

Net assets	$64,693,284

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, and tax deferral of qualified late year losses.

LVIP ClearBridge Variable Appreciation RPM Fund–11

LVIP ClearBridge Variable Appreciation RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to disallowed expenses and tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the period January 2, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$23,442	$(20,316)	$(3,126)

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

1/2/14*
to
12/31/14
Shares sold:
Standard Class	16,206
Service Class	6,464,555
Shares issued upon reinvestment of dividends and distributions:
Standard Class	90
Service Class	53,989

6,534,840

Shares redeemed:
Standard Class	(9,013)
Service Class	(365,626)

(374,639)

Net increase	6,160,201

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP ClearBridge Variable Appreciation RPM Fund–12

LVIP ClearBridge Variable Appreciation RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(28,752)

The effect of derivative instruments on the Statement of Operations for the period January 2, 2014* through December 31, 2014 was as follows:

Change in Unrealized
Appreciation
		Realized Gain (Loss)	(Depreciation)
		on Derivatives	on Derivatives
	Location of Gain (Loss) on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change unrealized appreciation (depreciation) of futures contracts	$(1,285,614)	$(28,752)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period January 2, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period January 2, 2014* through December 31, 2014.

	Asset Derivative	Liability Derivative
	Volume	Volume
Futures contracts (average notional value)	$2,637,569	$1,759,935

At December 31, 2014, the Fund posted $109,992 cash as collateral for futures contracts.

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Effective after the close of business on April 30, 2015, LVIP ClearBridge Variable Appreciation RPM Fund will change its name to LVIP ClearBridge Variable Appreciation Managed Volatility Fund. This change was approved by the Fund’s Board on January 26, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP ClearBridge Variable Appreciation RPM Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP ClearBridge Variable Appreciation RPM Fund

We have audited the accompanying statement of net assets of the LVIP ClearBridge Variable Appreciation RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP ClearBridge Variable Appreciation RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP ClearBridge Variable Appreciation RPM Fund–14

LVIP ClearBridge Variable Appreciation RPM Fund

Other Fund Information (unaudited)

Tax Information

For the period January 2, 2014* through December 31, 2014, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

* Date of commencement of operations.

LVIP ClearBridge Variable Appreciation RPM Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP ClearBridge Variable Appreciation RPM Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP ClearBridge Variable Appreciation RPM Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP ClearBridge Variable Appreciation RPM Fund–18

LVIP Columbia Small-Mid Cap Growth RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Columbia Small-Mid Cap Growth RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Columbia Small-Mid Cap Growth RPM Fund

2014 Annual Report Commentary (unaudited)

The Fund returned (7.31%) (Standard Class shares with dividends reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 2500TM Growth Index1, returned 7.05% during the same period.

Managed by:

In 2014, the U.S. economy made its strongest showing since 2008, and domestic equity markets registered their third consecutive double-digit gain. Fourth-quarter economic data pointed toward a solid ending to a year of good news for business, consumers and investors.

Gross domestic product, the most common measure of U.S. economic growth, advanced 5.0% in the third quarter. Annual growth is on track to be at least one percentage point higher than in any year since the Great Recession.

Wage growth and falling energy prices helped boost consumer spending to its fastest pace in five years.

New job growth accelerated in the fourth quarter, driving unemployment down to 5.6%.

Government spending contributed to economic growth for the first time since 2009.

The housing market struggled, as tight credit standards and rising prices held back first-time buyers. Home sales edged lower in the fourth quarter but remained up modestly for the year. Production picked up across most industries, and the nation’s manufacturing capacity utilization rose above 80%, in line with its long-term trend.

Despite some setbacks, U.S. equity markets delivered solid gains in 2014, as investors responded favorably to economic gains and a patient Federal Reserve (the Fed). The S&P 500® Index2 gained 13.69% for the year. Utilities and health care produced the strongest sector results, as investors favored dividend-paying stocks. Energy stocks sank under the weight of declining commodity prices. Large and mid-cap value stocks led growth stocks for the year, and small caps were the laggard despite a strong fourth quarter.

The strategy benefited primarily from security selection in the industrials sector, which was not enough to offset poorer performance in the information technology, energy, financials, consumer discretionary, consumer staples and materials sectors.

In the period, the strategy benefited primarily from security selection in the industrials sector, which was not enough to offset poorer performance in the information technology, energy, financials, consumer discretionary, consumer staples and materials sectors.

American Airlines Group, the result of a merger between American Airlines and US Airways in December 2013, was the top contributor in the portfolio this period. The company reported strong revenues and operating profit. Looking ahead, revenues and costs are trending in the right direction, and continued industry capacity discipline and lower fuel prices make the airline industry restructuring story a compelling one.

Conn’s, was also a top detractor in the portfolio this period. Conn’s is a specialty retailer of durable consumer products (mainly consumer electronics, home appliances, furniture and mattresses, lawn and garden equipment and repair service agreements), and it also provides consumer credit to support its customers’ purchases of the products that it offers. Conn’s reported results that fell short of expectations, with credit issues arising for a third time in the last five quarters. Conn’s was no longer held at December 31, 2014.

In information technology and health care, performance was hurt by the massive sell-off of software-as-a-service (SaaS) stocks, “cloud” companies and biotech stocks. Earlier in the year at Janet Yellen’s first Fed meeting people misinterpreted her words to believe that she was going to raise rates sooner than initially expected. This significantly impacted companies in tech and health care that gained the most over the prior year, particularly the high-growth tech (internet/cloud) and biotech companies. Investors likely started getting scared and the expectations for these growth orientated companies to have similar returns to the prior year were unlikely. Significant detractors in the portfolio were Guidewire Software, Acxiom and Medidata Solutions. These securities were no longer held at December 31, 2014.

Energy will have a mixed impact on 2015. On the consumer side, lower prices will lead to increased discretionary spending. However, the energy sector and companies dependent on the sector’s health will contract with much lower commodities prices.

Like last year, we feel many small- and mid-cap stocks are fairly valued. Some of the under performing microcap stocks are looking more compelling. For 2014 post fourth quarter reporting, small-cap earnings will likely grow low double digit while the Russell 2500TM Growth Index appreciated 7.05%, resulting in slightly lower P/E valuations than a year ago. We could see a similar pattern in 2015 whereby small- and mid-cap stock returns fall below the rate of earnings growth, resulting in contracting multiples more in line with longer term norms.

Wayne M. Collette

Georg J. Myers

Lawrence W. Lin

Brian D. Neigut

James King

Columbia Management Advisers, LLC

Managed by:

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes

LVIP Columbia Small-Mid Cap Growth RPM Fund–1

LVIP Columbia Small-Mid Cap Growth RPM Fund

2014 Annual Report Commentary (continued)

from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

The RPM volatility management process is designed control the overall level of volatility in the Fund’s net asset value on a daily basis. The volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results. The Fund invests predominantly in small and mid-cap stocks, that at times during the year saw their volatility increase and a corresponding increase in the hedging activity within the Fund to stabilize the Funds overall volatility level. At points during the third and fourth quarters of 2014 when the equity markets were volatile, the RPM overlay was successful in reducing the overall volatility of the Funds and mitigating the impact of these brief drawdowns. However, in the first and second quarters of 2014 when U.S. equity markets were advancing, the overlay detracted from relative results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,281. For comparison, look at how the Russell 2500TM Growth Index did over the same period. The same $10,000 investment would have increased to $24,481. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns	Ended
on investment	12/31/14

Standard Class Shares
One Year	-	7.31%
Five Years	+	7.69%
Ten Years	+	4.99%

Service Class Shares
One Year	-	7.55%
Five Years	+	7.43%
Inception (4/30/07)	+	2.81%

[1]	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Columbia Small-Mid Cap Growth RPM Fund–2

LVIP Columbia Small-Mid Cap Growth RPM Fund

2014 Annual Report Commentary (continued)

[4]

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

[5]

Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount withstanding.

LVIP Columbia Small-Mid Cap Growth RPM Fund–3

LVIP Columbia Small-Mid Cap Growth RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$991.40	0.84%	$4.22
Service Class Shares	1,000.00	990.20	1.09%	5.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.97	0.84%	$4.28
Service Class Shares	1,000.00	1,019.71	1.09%	5.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Columbia Small-Mid Cap Growth RPM Fund–4

LVIP Columbia Small-Mid Cap Growth RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	90.84%
Airlines	4.95%
Auto Components	0.93%
Banks	1.24%
Biotechnology	6.53%
Building Products	0.94%
Capital Markets	1.82%
Chemicals	1.71%
Communications Equipment	2.58%
Construction Materials	1.54%
Consumer Finance	1.39%
Diversified Consumer Services	0.82%
Diversified Telecommunication Services	0.96%
Electrical Equipment	0.61%
Electronic Equipment, Instruments & Components	3.00%
Energy Equipment & Services	0.61%
Food & Staples Retailing	2.87%
Food Products	0.74%
Health Care Equipment & Supplies	3.40%
Health Care Providers & Services	4.64%
Hotels, Restaurants & Leisure	6.29%
Household Durables	2.05%
Internet & Catalog Retail	1.89%
Internet Software & Services	4.55%
IT Services	1.23%
Leisure Products	0.72%
Life Sciences Tools & Services	0.62%
Machinery	3.84%
Media	4.07%
Oil, Gas & Consumable Fuels	2.42%
Pharmaceuticals	4.26%
Professional Services	1.41%
Real Estate Investment Trusts	1.40%
Road & Rail	1.27%
Semiconductors & Semiconductor Equipment	4.03%
Software	5.30%

Security Type/Sector	Percentage of Net Assets
Specialty Retail	2.29%
Textiles, Apparel & Luxury Goods	0.93%
Trading Companies & Distributors	0.99%
Master Limited Partnerships	0.55%
Money Market Fund	7.23%
Total Value of Securities	98.62%
Receivables and Other Assets Net of Liabilities	1.38%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
TriQuint Semiconductor	1.82%
Palo Alto Networks	1.76%
Middleby	1.73%
Alaska Air Group	1.71%
United Natural Foods	1.70%
American Airlines Group	1.54%
Martin Marietta Materials	1.54%
CoStar Group	1.53%
Akorn	1.42%
Harman International Industries	1.41%
Total	16.16%

LVIP Columbia Small-Mid Cap Growth RPM Fund–5

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Net Assets

December 31, 2014

Number of Shares		Value (U.S. $)

COMMON STOCK–90.84%
Airlines–4.95%
†Air Canada	126,185	$1,289,054
Alaska Air Group	82,602	4,936,296
American Airlines Group	83,012	4,451,934
†Virgin America	83,363	3,605,450

		14,282,734

Auto Components–0.93%
†Gentherm	73,235	2,681,866

		2,681,866

Banks–1.24%
†Signature Bank	28,396	3,576,760

		3,576,760

Biotechnology–6.53%
†ACADIA Pharmaceuticals	38,630	1,226,503
†Alkermes	41,972	2,457,880
†Alnylam Pharmaceuticals	7,100	688,700
†AMAG Pharmaceuticals	21,206	903,800
†Auspex Pharmaceuticals	19,025	998,432
†Bluebird Bio	12,075	1,107,519
†Clovis Oncology	14,185	794,360
†Incyte	24,476	1,789,440
†Intercept Pharmaceuticals	5,454	850,824
†Juno Therapeutics	25,605	1,337,093
†Keryx Biopharmaceuticals	37,425	529,564
†Pharmacyclics	10,086	1,233,114
†Puma Biotechnology	8,170	1,546,336
†Receptos	8,874	1,087,154
†TESARO	38,110	1,417,311
†United Therapeutics	6,701	867,712

		18,835,742

Building Products–0.94%
Lennox International	28,508	2,710,256

		2,710,256

Capital Markets–1.82%
†Affiliated Managers Group	10,754	2,282,429
Lazard Class A	31,925	1,597,208
Moelis & Co.	38,995	1,362,095

		5,241,732

Chemicals–1.71%
†Chemtura	82,008	2,028,058
RPM International	57,030	2,891,991

		4,920,049

Communications Equipment–2.58%
†ARRIS Group	37,122	1,120,713
†Palo Alto Networks	41,342	5,067,289
†Ruckus Wireless	103,305	1,241,726

		7,429,728

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Construction Materials–1.54%
Martin Marietta Materials	40,295	$4,445,344

		4,445,344

Consumer Finance–1.39%
†PRA Group	68,971	3,995,490

		3,995,490

Diversified Consumer Services–0.82%
†LifeLock	127,722	2,364,134

		2,364,134

Diversified Telecommunication Services–0.96%
Cogent Communications Group	78,592	2,781,371

		2,781,371

Electrical Equipment–0.61%
Acuity Brands	12,509	1,752,136

		1,752,136

Electronic Equipment, Instruments & Components–3.00%
Belden	32,415	2,554,626
CDW	80,615	2,835,230
FEI	17,867	1,614,283
FLIR Systems	51,217	1,654,821

		8,658,960

Energy Equipment & Services–0.61%
Oceaneering International	29,928	1,760,066

		1,760,066

Food & Staples Retailing–2.87%
†Diplomat Pharmacy	75,460	2,065,340
†Fresh Market	32,220	1,327,464
†United Natural Foods	63,260	4,891,579

		8,284,383

Food Products–0.74%
†Hain Celestial Group	36,460	2,125,253

		2,125,253

Health Care Equipment & Supplies–3.40%
†Align Technology	52,503	2,935,443
Cooper	10,780	1,747,330
†DexCom	29,425	1,619,846
†IDEXX Laboratories	23,600	3,499,172

		9,801,791

Health Care Providers & Services–4.64%
†Air Methods	37,904	1,668,913
†Brookdale Senior Living	38,605	1,415,645
†Catalent	96,666	2,695,048
HealthSouth	68,860	2,648,356
†LifePoint Hospitals	33,319	2,395,969

LVIP Columbia Small-Mid Cap Growth RPM Fund–6

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Team Health Holdings	44,187	$2,542,078

		13,366,009

Hotels, Restaurants & Leisure–6.29%
Domino’s Pizza	42,086	3,963,239
Dunkin’ Brands Group	37,169	1,585,258
†Fiesta Restaurant Group	29,613	1,800,470
†Noodles	87,235	2,298,642
†Restaurant Brands International	34,900	1,362,179
SeaWorld Entertainment	64,210	1,149,359
Six Flags Entertainment	80,146	3,458,300
Sonic	92,293	2,513,138

		18,130,585

Household Durables–2.05%
Harman International Industries	38,035	4,058,715
†Tempur Sealy International	33,500	1,839,485

		5,898,200

Internet & Catalog Retail–1.89%
Expedia	27,584	2,354,570
†TripAdvisor	41,518	3,099,734

		5,454,304

Internet Software & Services–4.55%
†Constant Contact	37,526	1,377,204
†CoStar Group	23,991	4,405,467
†Endurance International Group
Holdings	104,280	1,921,880
†GrubHub	33,375	1,212,180
†Rackspace Hosting	39,350	1,841,973
†Shutterstock	34,040	2,352,164

		13,110,868

IT Services–1.23%
†Alliance Data Systems	7,736	2,212,883
†Euronet Worldwide	24,225	1,329,953

		3,542,836

Leisure Products–0.72%
Polaris Industries	13,715	2,074,257

		2,074,257

Life Sciences Tools & Services–0.62%
†INC Research Holdings Class A	69,319	1,780,805

		1,780,805

Machinery–3.84%
IDEX	39,099	3,043,466
Lincoln Electric Holdings	43,963	3,037,404
†Middleby	50,369	4,991,568

		11,072,438

Media–4.07%
Cinemark Holdings	92,094	3,276,704

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
†IMAX	118,905	$3,674,165
MDC Partners Class A	91,027	2,068,133
†Rentrak	37,130	2,703,807

		11,722,809

Oil, Gas & Consumable Fuels–2.42%
†Diamondback Energy	51,828	3,098,278
†Matador Resources	41,265	834,791
†Rice Energy	84,635	1,774,796
Targa Resources	12,055	1,278,433

		6,986,298

Pharmaceuticals–4.26%
†Akorn	112,959	4,089,116
†Jazz Pharmaceuticals	10,501	1,719,329
†Pacira Pharmaceuticals	42,610	3,777,803
†Salix Pharmaceuticals	23,355	2,684,424

		12,270,672

Professional Services–1.41%
Corporate Executive Board	30,921	2,242,700
†WageWorks	28,008	1,808,477

		4,051,177

Real Estate Investment Trusts–1.40%
Sovran Self Storage	30,634	2,671,897
STORE Capital	62,765	1,356,352

		4,028,249

Road & Rail–1.27%
†Kirby	10,500	847,770
†Swift Transportation	98,650	2,824,349

		3,672,119

Semiconductors & Semiconductor Equipment–4.03%
Monolithic Power Systems	67,253	3,345,164
Skyworks Solutions	41,365	3,007,649
†TriQuint Semiconductor	190,729	5,254,584

		11,607,397

Software–5.30%
†Aspen Technology	33,871	1,186,162
†Fortinet	111,368	3,414,543
†ServiceNow	44,257	3,002,837
†Synchronoss Technologies	53,800	2,252,068
†Tableau Software Class A	23,181	1,964,822
†Tyler Technologies	18,547	2,029,784
†Ultimate Software Group	9,733	1,428,950

		15,279,166

Specialty Retail–2.29%
†Five Below	18,624	760,418
GNC Holdings	23,775	1,116,474
Lithia Motors Class A	13,639	1,182,365

LVIP Columbia Small-Mid Cap Growth RPM Fund–7

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Monro Muffler Brake	24,893	$1,438,815
Signet Jewelers	16,085	2,116,303

		6,614,375

Textiles, Apparel & Luxury Goods–0.93%
†Skechers U.S.A. Class A	48,730	2,692,333

		2,692,333

Trading Companies & Distributors–0.99%
Watsco	26,698	2,856,686

		2,856,686

Total Common Stock (Cost $222,371,568)		261,859,378

	Number of Shares	Value (U.S. $)

MASTER LIMITED PARTNERSHIPS–0.55%
Och-Ziff Capital Management Group	136,495	$1,594,262

Total Master Limited Partnerships (Cost $1,656,337)		1,594,262

MONEY MARKET FUND–7.23%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	20,829,962	20,829,962

Total Money Market Fund (Cost $20,829,962)		20,829,962

TOTAL VALUE OF SECURITIES–98.62% (Cost $244,857,867)	284,283,602
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.38%	3,988,023

NET ASSETS APPLICABLE TO 23,233,638 SHARES OUTSTANDING–100.00%	$288,271,625

NET ASSET VALUE–LVIP COLUMBIA SMALL-MID CAP GROWTH RPM FUND STANDARD CLASS ($22,488,495 / 1,779,225 Shares)	$12.639

NET ASSET VALUE–LVIP COLUMBIA SMALL-MID CAP GROWTH RPM FUND SERVICE CLASS ($265,783,130 / 21,454,413 Shares)	$12.388

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$278,971,378
Accumulated net realized loss on investments	(27,925,660)
Net unrealized appreciation of investments and derivatives	37,225,907

Total net assets	$288,271,625

†	Non-income producing for the period.

«	Includes $5,222,971 cash pledged as collateral for futures contracts, $3,780,698 payable for securities purchased and $238,691 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(412) E-mini Russell 2000 Index	$(47,462,069)	$(49,468,840)	3/24/15	$(2,006,771)
(90) E-mini S&P 500 Index	(9,042,743)	(9,235,800)	3/24/15	(193,057)

	$(56,504,812)			$(2,199,828)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–8

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$1,272,279
Interest	1,146
Foreign tax withheld	(14,241)

1,259,184

EXPENSES:
Management fees	1,957,639
Distribution fees-Service Class	577,110
Accounting and administration expenses	132,910
Reports and statements to shareholders	45,541
Professional fees	25,338
Custodian fees	6,835
Trustees’ fees and expenses	4,432
Consulting fees	3,823
Pricing fees	556
Other	1,034

2,755,218
Less management fees waived	(50,001)

Total operating expenses	2,705,217

NET INVESTMENT LOSS	(1,446,033)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
Investments	(14,494,490)
Foreign currencies	(4,251)
Foreign currency exchange contracts	(3,369)
Futures contracts	(11,014,705)

Net realized loss	(25,516,815)

Net change in unrealized appreciation (depreciation) of:
Investments	11,250,168
Futures contracts	(2,260,112)

Net change in unrealized appreciation (depreciation)	8,990,056

NET REALIZED AND UNREALIZED LOSS	(16,526,759)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,972,792)

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,446,033)	$(757,307)
Net realized loss	(25,516,815)	(1,445,264)
Net change in unrealized appreciation (depreciation)	8,990,056	26,688,195

Net increase (decrease) in net assets resulting from operations	(17,972,792)	24,485,624

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	—	(323,632)
Service Class	—	(1,955,725)

	—	(2,279,357)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,256,806	5,507,511
Service Class	144,918,712	127,724,051
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	—	323,632
Service Class	—	1,955,725

	152,175,518	135,510,919

Cost of shares redeemed:
Standard Class	(3,922,722)	(5,436,111)
Service Class	(40,836,299)	(13,047,934)

	(44,759,021)	(18,484,045)

Increase in net assets derived from capital share transactions	107,416,497	117,026,874

NET INCREASE IN NET ASSETS.	89,443,705	139,233,141
NET ASSETS:
Beginning of year	198,827,920	59,594,779

End of year	$288,271,625	$198,827,920

Undistributed net investment income	$—	$17,269

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–9

LVIP Columbia Small-Mid Cap Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class
	Year Ended
	12/31/14		12/31/13	12/31/12[1]		12/31/11		12/31/10
Net asset value, beginning of period	$13.635		$11.109	$10.431		$11.288		$8.871

Income (loss) from investment operations:
Net investment loss[2]	(0.044)		(0.057)	(0.014)		(0.036)		(0.018)
Net realized and unrealized gain (loss)	(0.952)		2.800	0.692		(0.821)		2.435

Total from investment operations	(0.996)		2.743	0.678		(0.857)		2.417

Less dividends and distributions from:
Net realized gain	—		(0.217)	—		—		—

Total dividends and distributions	—		(0.217)	—		—		—

Net asset value, end of period	$12.639		$13.635	$11.109		$10.431		$11.288

Total return[3]	(7.31%	)	24.82%	6.50%		(7.59%	)	27.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,489		$20,774	$16,610		$17,721		$19,494
Ratio of expenses to average net assets	0.84%		0.91%	0.95%		0.93%		0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.86%		0.95%	1.02%		1.00%		1.06%
Ratio of net investment loss to average net assets	(0.34%	)	(0.46% )	(0.13%	)	(0.31%	)	(0.19%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.36%	)	(0.50% )	(0.20%	)	(0.38%	)	(0.27%	)
Portfolio turnover	149%		140%	231%		113%		103%

[1]	Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–10

LVIP Columbia Small-Mid Cap Growth RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Columbia Small-Mid Cap Growth RPM Fund Service Class
	Year Ended
	12/31/14		12/31/13	12/31/12[1]		12/31/11		12/31/10
Net asset value, beginning of period	$13.398		$10.946	$10.304		$11.178		$8.806

Income (loss) from investment operations:
Net investment loss[2]	(0.074)		(0.088)	(0.041)		(0.064)		(0.042)
Net realized and unrealized gain (loss)	(0.936)		2.757	0.683		(0.810)		2.414

Total from investment operations	(1.010)		2.669	0.642		(0.874)		2.372

Less dividends and distributions from:
Net realized gain	—		(0.217)	—		—		—

Total dividends and distributions	—		(0.217)	—		—		—

Net asset value, end of period	$12.388		$13.398	$10.946		$10.304		$11.178

Total return[3]	(7.55%	)	24.52%	6.23%		(7.83%	)	26.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$265,783		$178,054	$42,985		$36,278		$31,227
Ratio of expenses to average net assets	1.09%		1.16%	1.20%		1.18%		1.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.11%		1.20%	1.27%		1.25%		1.31%
Ratio of net investment loss to average net assets	(0.59%	)	(0.71% )	(0.38%	)	(0.56%	)	(0.44%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.61%	)	(0.75% )	(0.45%	)	(0.63%	)	(0.52%	)
Portfolio turnover	149%		140%	231%		113%		103%

[1]	Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Columbia Small-Mid Cap Growth RPM Fund–11

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Columbia Small-Mid Cap Growth RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expenses, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP Columbia Small-Mid Cap Growth RPM Fund –12

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all withholding taxes not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $61,973 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $25 million of the average daily net assets of the Fund; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the first $25 million of the Fund’s average daily net assets; and 0.05% of the next $50 million. This agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Columbia Management Advisors, LLC (Sub-Adviser) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$9,875
Legal fees	2,738

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $14,853 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$180,526

LVIP Columbia Small-Mid Cap Growth RPM Fund –13

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Distribution fees payable to LFD	55,773

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$424,347,475
Sales	340,416,463

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$245,888,089

Aggregate unrealized appreciation	$43,272,737
Aggregate unrealized depreciation	(4,877,224)

Net unrealized appreciation	$38,395,513

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Common Stock	$261,859,378
Master Limited Partnerships	1,594,262
Money Market Fund	20,829,962

Total	$284,283,602

Futures Contracts	$(2,199,828)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Columbia Small-Mid Cap Growth RPM Fund–14

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Long-term capital gains	$—	$2,279,357

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$278,971,378
Capital loss carryforward	(29,095,266)
Unrealized appreciation	38,395,513

Net assets	$288,271,625

The differences between book basis and tax basis components of net assets are primarily attributable to losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, net operating loss and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$1,428,764	$165,163	$(1,593,927)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$22,539,484	$6,555,782	$29,095,266

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	563,800	442,056
Service Class	11,466,435	10,275,660
Shares issued upon reinvestment of dividends and distributions:
Standard Class	—	24,920
Service Class	—	153,150

	12,030,235	10,895,786

Shares redeemed:
Standard Class	(308,076)	(438,649)
Service Class	(3,301,730)	(1,066,154)

	(3,609,806)	(1,504,803)

Net increase	8,420,429	9,390,983

LVIP Columbia Small-Mid Cap Growth RPM Fund–15

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts or foreign cross currency exchange contracts were outstanding at December 31, 2014.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2014, the Fund posted $5,222,971 cash as collateral for futures contracts.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(2,199,828)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(3,369)	$—
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(11,014,705)	(2,260,112)

Total		$(11,018,074)	$(2,260,112)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014:

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$213,988	$66,079,493

LVIP Columbia Small-Mid Cap Growth RPM Fund–16

LVIP Columbia Small-Mid Cap Growth RPM Fund

Notes to Financial Statements (continued)

8. Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP Columbia Small-Mid Cap Growth RPM Fund to LVIP Ivy Mid Cap Growth Managed Volatility Fund and to change the Fund’s Sub-Adviser from Columbia Management Advisors, LLC to Ivy Investment Management Company. The changes are expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements as disclosed above.

LVIP Columbia Small-Mid Cap Growth RPM Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Columbia Small-Mid Cap Growth RPM Fund

We have audited the accompanying statement of net assets of the LVIP Columbia Small-Mid Cap Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Columbia Small-Mid Cap Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Columbia Small-Mid Cap Growth RPM Fund–18

LVIP Columbia Small-Mid Cap Growth RPM Fund

Other Fund Information (unaudited)

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board considered that the RPM Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund’s. The Board considered that LIAC had delegated day-to-day portfolio management to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015. The Board noted that the investment management fee for the Fund, without giving effect to the advisory fee waiver, was above the median investment management fee of the Morningstar expense peer group and that the net expense ratio was the same as the median of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund on assets up to $75 million and concluded that economies of scale were appropriately shared with investors.

LVIP Columbia Small-Mid Cap Growth RPM Fund–19

LVIP Columbia Small-Mid Cap Growth RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Columbia Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Columbia Management Investment Advisers, LLC (“Columbia”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Columbia under the subadvisory agreement. The Board reviewed the services provided by Columbia, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Columbia. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid High Growth funds category and the Russell 2000 Daily Vol Control 12% Ttl Rtn Index. The Board noted the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one and three year periods and below the median return of the Morningstar performance peer group and above the benchmark index for the five year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered that Columbia assumed portfolio management responsibilities and was engaged as the subadviser to the Fund in September 2012. The Board also considered that the RPM strategy implemented for the Fund in September 2012 was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board noted that LIAC would continue to closely monitor its performance. The Board concluded that the services provided by Columbia were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains a breakpoint, and Columbia’s statement that it does not provide advisory services to clients with similar investment objectives and policies so that it did not have a comparable fee schedule. The Board considered that LIAC compensates Columbia from its fees and that the subadvisory fee schedule was negotiated between LIAC and Columbia, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Columbia, an unaffiliated third party, and that LIAC compensates Columbia from its fees. The Board reviewed materials provided by Columbia as to any additional benefits it receives and noted that Columbia may participate in commission recapture programs and considered that Columbia uses soft dollars, which could benefit Columbia and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and the Subadvisory Agreement for the Fund are fair and reasonable, and that the continuation of each Agreement is in the best interests of the Fund.

Approval of Ivy Sub-Advisory Agreement

On December 9, 2014, the Board met to consider, among other things, the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between LIAC and Ivy Investment Management Company (“Ivy”) on behalf of the Fund.

The Independent Trustees reported that they had reviewed materials provided by LIAC, Lincoln Life, and Ivy prior to the meeting, and were advised by their independent legal counsel of their fiduciary duties pertaining to approval of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, and Ivy provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about sub-advisory fees, profitability and/or financial condition and compliance and regulatory matters.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the approval of the Sub-Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees.

LVIP Columbia Small-Mid Cap Growth RPM Fund–20

LVIP Columbia Small-Mid Cap Growth RPM Fund

Other Fund Information (continued)

Approval of Ivy Sub-Advisory Agreement (continued)

Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved and, accordingly, recommended to the Board of Trustees the approval of the Sub-Advisory Agreement.

In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the approval of the proposed sub-advisory agreement between LIAC and Ivy on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by Ivy under the proposed sub-advisory agreement. The Board considered the criteria used by LIAC in seeking a replacement sub-adviser for the Fund, including favorable risk, return and style characteristics as well as diversified sources of alpha over multiple time periods with a lower level of risk. The Board considered the reasons provided by LIAC for recommending replacement of the sub-adviser, the backgrounds of the investment professionals proposed to service the Fund and Ivy’s investment philosophy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance matters. The Board noted that the proposed sub-advisory agreement contained substantially the same terms as those in place under the current sub-advisory agreements for the other Lincoln funds. The Board concluded that the services to be provided by Ivy were expected to be satisfactory.

Performance. The Board considered performance information provided by Funds Management comparing the annual performance of a comparable Ivy Fund — the Ivy VIP Mid Cap Growth (the “Ivy Fund”) — to the Russell 2500 Growth Total Return index and the Russell Mid Cap Growth TR USD index (together the “Russell indexes”) for the calendar years 2006 to 2013 and for 2014, through September 30, 2014 (“2014 year-to-date”) and compared the Fund’s performance in 2013 and 2014 year-to-date (the Board considered that prior to September 2012 another sub-adviser served the Fund). The Board noted that the Ivy Fund had outperformed the Russell indexes on a total return basis in each of 2007 to 2011 and underperformed the Russell indexes in 2006, 2012 and 2013. The Board noted that the Fund outperformed the Ivy Fund in 2013 on a total return basis although the Fund underperformed the Ivy Fund and the Russell indexes in the 2014 year-to-date period. The Board also reviewed standard deviation for the same time periods noting that the standard deviation of the Ivy Fund was lower than the Russell indexes in each of 2007 to 2013 and 2014 year-to-date and was lower than the Fund’s standard deviation in 2013 and 2014 year-to-date. The Board noted that the Ivy Fund outperformed the Russell indexes in bear and volatile periods and with lower standard deviation than the Russell indexes and concluded that Ivy’s historical performance was generally strong. The Board concluded that the services to be provided by Ivy were expected to be acceptable.

Sub-advisory Fee. The Board noted that the sub-advisory fee schedule was commensurate with and lower than or the same rate as other, similarly situated clients of Ivy. The Board considered that the proposed sub-advisory fee was negotiated between LIAC and Ivy, an unaffiliated third party, and that LIAC would compensate Ivy from its fee and concluded the proposed sub-advisory fee was reasonable.

Profitability, Economies of Scale and Fallout Benefits. With respect to Ivy’s estimated profitability as sub-adviser, the Board considered Ivy’s statement that the fees were same rate as fees charged to other registered fund clients in the Mid Cap Growth strategy and noted that the sub-advisory fee was negotiated between LIAC and Ivy. With respect to additional potential benefits, the Board noted that Ivy would have increased opportunities to act as investment manager to institutional accounts and would have the ability to use soft dollars.

Conclusion. Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreement are fair and reasonable and that approval of the agreement is in the best interests of the Fund.

LVIP Columbia Small-Mid Cap Growth RPM Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1]	Chairman,	Chairman since	President, Lincoln Investment	91	N/A
Radnor Financial	President	September	Advisors Corporation; Vice
Center, 150 N. Radnor	and Trustee	2009;	President, The Lincoln National
Chester Road,		President and	Life Insurance Company;
Radnor, PA 19087		Trustee since	Formerly, Senior Vice President,
YOB: 1957		December 2008	Fidelity Investments

Steve A. Cobb[2]	Trustee	Trustee since	Management Director, CID	91	Formerly: Director of SPS
1300 S. Clinton Street		January 2013	Capital (private equity firm)		Commerce (supply chain
Fort Wayne, IN 46802					software provider)
YOB: 1971

Elizabeth S. Hager	Trustee	Trustee since	Retired; Formerly, State	91	N/A
1300 S. Clinton Street		April 2007	Representative, State of New
Fort Wayne, IN 46802			Hampshire; Formerly, Executive
YOB: 1944			Director, United Way of
Merrimack County; Executive
Vice President, Granite United
Way

Gary D. Lemon, Ph.D.	Trustee	Trustee since	Professor of Economics and	91	N/A
1300 S. Clinton Street		February 2006;	Management, DePauw
Fort Wayne, IN 46802		Formerly:	University; Formerly, James W.
YOB: 1948		Advisory Trustee	Emison Director of the Robert C.
		(November 2004	McDermond Center for
		to February	Management and
		2006)	Entrepreneurship

Thomas A. Leonard	Trustee	Trustee since	Retired; Formerly: Partner of	91	Copeland Capital Trust since
1300 S. Clinton Street		December 2013	PricewaterhouseCoopers LLP		2010(mutual fund); Formerly:
Fort Wayne, IN 46802			(accounting firm)		WT Fund (2008-2011);
YOB: 1949					AlphaOne Capital (2011-2013)

Thomas D. Rath	Trustee	Trustee since	Managing Partner, Rath, Young,	91	Formerly: Associate Grocers
1300 S. Clinton Street		April 2007	and Pignatelli, P.C. (law firm)		of New England
Fort Wayne, IN 46802
YOB: 1945

Pamela L. Salaway	Trustee	Trustee since	Retired; Formerly: Chief Risk	91	N/A
1300 S. Clinton Street		December 2013	Officer, Bank of
Fort Wayne, IN 46802			Montreal/Harris Financial
YOB: 1957			Corp. U.S. Operations

Kenneth G. Stella[2]	Trustee	Trustee since	Retired; President Emeritus,	91	St. Vincent Health
1300 S. Clinton Street		February 1998	Indiana Hospital Association;
Fort Wayne, IN 46802			Formerly: President, Indiana
YOB: 1943			Hospital Association

David H. Windley	Trustee	Trustee since	Retired; Formerly: Director of	91	N/A
1300 S. Clinton Street		August 2004	Blue & Co., LLC (accounting
Fort Wayne, IN 46802			firm)
YOB: 1943

LVIP Columbia Small-Mid Cap Growth RPM Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Columbia Small-Mid Cap Growth RPM Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Columbia Small-Mid Cap Growth RPM Fund–24

LVIP Delaware Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Delaware Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 5.97% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, Barclays Capital U.S. Aggregate Bond Index1, returned 5.97%.

Calendar year 2014 started with long-dated interest rates higher than where they ended the year. A general sell-off of commodities during the second half of the year, coupled with waning growth in certain emerging markets and Europe, resulted in heightened concerns about deflation. Even domestically consumer prices were trending lower as wage pressures remained well contained. Geopolitical risks continued to be present, yet investors seemed apathetic to the potential risks associated with an escalation of violence in the eastern part of Ukraine and ISIS led aggression in the Middle East. This indifference can, in part, be observed in the equity market’s performance where the S&P500® Index2 generated a double-digit return for the year after an impressive 2013. Arguably, the most fundamental factor driving markets during the latter part of the year was the developing dispersion between global central bank policies. While the U.S. Federal Reserve (Fed) has been moving steadily towards a more restrictive, higher rate policy, central banks in Japan and the euro zone have been increasingly accommodative. After years of consistent central bank policies globally, divergence of policies has introduced substantial currency volatility and this has added volatility into all parts of the financial markets. During the fourth quarter, the Fed ended QE3 and maintained its “patient” conversation about a second or third quarter 2015 start to a tightening regime.

Since early October, the fall in oil prices has pressured a specific and meaningful part of the corporate bond market and this pressure has spread to other parts of the credit markets. Credit spreads closed 2014 at levels near the highs for the year and fears of some defaults in high yield oil/commodity companies increased. Since the summer months, the dollar has been strong across almost all markets, which pressured some emerging market economies that have taken advantage of markets soaked with liquidity and issued external debt.

These issues are real, but it is important to remember that stress can also present opportunities in solid, fundamentally attractive corporate issues. It is also critical to consider the potential that large quantitative easing (QE) in Japan and Europe could create another wave of financial asset inflation, even without a true recovery in economic growth. Still, the QE transmission mechanism is, by definition, closer to failing every day, and the negative impact from a future withdrawal from QE could be much worse than the fundamental benefits to date.

After what many have now concluded was a weather induced slowdown for the U.S. economy during the first quarter of 2014, U.S. economic indicators showed generally stronger results as the year progressed. Data for employment, consumer demand, and manufacturing were solid; housing was more mixed, however. Although the momentum during the second half of the year may have slowed somewhat, we are continuing to observe solid economic data entering 2015.

Gross domestic product growth (GDP) for the third quarter of 2014 was 5.0%, according to the U.S. Department of Commerce. While core inflation was slightly higher during the quarter, headline prices were lower as falling energy prices provided an important dampening impact. Although the Fed continued its unchanged policy target range of zero to 0.25% (which has been in place since December 2008), the Fed’s actions during the fourth quarter moved policy towards a more restrictive bias as QE ended and the reference to “considerable time” was softened. The market is now on alert for a clearer picture of the ultimate timing of an initial increase in short-term rates and seems prepared for a mid-2015 liftoff. (Data: Bloomberg.)

As we enter 2015, U.S. economic growth has been looking better. The outcome on the fundamental, economic front will be the key determinant to the outlook for market yields, spreads, and the Fed. A sustained return to real GDP growth of 3 to 4% over the next several years would likely create a true sea change for rates and the Fed. However, the return to this rate of growth has been the undelivered promise for each of the last 4 or 5 years. Even the Fed’s annual forecasts have generally been optimistic on growth only to turn far more pessimistic as the forecasted period approaches. Today, the Fed’s intermediate term forecast for GDP growth is centered at 2.5%. In the long term, this may turn out to be relatively optimistic given that demographics have become far less supportive of growth across most developed global economies. The demographic headwind alone could mean that 2-to-3% GDP growth would be a “best case” scenario over the intermediate term. If one also factors in the boost that growing indebtedness has given to developed world growth in recent decades, then the likely headwind from a current debt overhang could, potentially, push expected GDP growth below 2% over the next one to two decades. This, (much like the 3-to-4% example above), could have a major impact on intermediate term returns in fixed income. Inflation, real rate levels, risk premiums, and again, Fed policy trends could all be changed by a low growth environment.

Portfolio Discussion

Our over-weight to the investment grade corporate sector helped the Fund keep pace with the index in 2014 (before expenses). The sub-sector return of 9.5% (before expenses) out-paced the Barclays Capital U.S. Aggregate Bond Index return for corporate bonds of approximately 7.5%. The over-weight to both ‘BBB’ rated and Finance related investments powered returns in this sector. The under-weight to U.S. Treasury investments was a principal detractor to performance (83 basis point deficit). Our average exposure of 18% was well below that of the index (40%). Investments in traditional high yield corporate bonds, bank loans, and the emerging market sectors, did little to help the fund keep up with index returns. The average 5% exposure to Emerging Markets investments had a return of approximately 4.5% (before expenses). This helped to add 19 basis points over index returns, however, this performance lagged the general Barclays Capital U.S. Aggregate Bond Index performance. Despite the second half down-turn in oil and energy investments, this sector added10 basis points of index relative performance for the whole year.

The coming year will likely bring an increase in volatility as monetary policies result in a changing investment landscape. With that said, fundamentals away from the energy sector will argue for a continuation of the overweight to credit. However, we will be paying very close attention

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund

2014 Annual Report Commentary (continued)

to commodity prices and yield curves that, at this point, are indicating that global demand could be ebbing.

Roger A. Early

Paul Grillo

J. David Hillmeyer

Christopher Testa

Michael G. Wildstein

Delaware Investments Fund Advisers

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Bond Fund Standard Class shares on 12/31/14. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,859. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $15,842. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on Investment	Ended 12/31/14

Standard Class Shares
One Year	+	5.97%
Five Years	+	5.21%
Ten Years	+	5.36%

Service Class Shares
One Year	+	5.60%
Five Years	+	4.84%
Ten Years	+	5.02%

[1]

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500® widely held common stocks.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Bond Fund, the repayment of capital from the LVIP Delaware Bond Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2015 Delaware Management Holdings, Inc.

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,014.80	0.35%	$1.78
Service Class Shares	1,000.00	1,012.90	0.70%	3.55
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.44	0.35%	$1.79
Service Class Shares	1,000.00	1,021.68	0.70%	3.57

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.42%
Agency Mortgage-Backed Securities	30.23%
Agency Obligations	0.55%
Commercial Mortgage-Backed Securities	5.09%
Corporate Bonds	38.65%
Air Freight & Logistics	0.19%
Airlines	0.18%
Auto Components	0.54%
Automobiles	0.18%
Beverages	0.19%
Biotechnology	0.44%
Capital Markets	0.80%
Chemicals	1.78%
Commercial Banks	4.48%
Commercial Services & Supplies	0.26%
Computers & Peripherals	0.29%
Construction & Engineering	0.04%
Construction Materials	0.29%
Consumer Finance	0.79%
Containers & Packaging	0.08%
Diversified Consumer Services	0.06%
Diversified Financial Services	2.11%
Diversified Telecommunication Services	2.12%
Electric Utilities	3.69%
Electronic Equipment, Instruments & Components	0.26%
Food Products	0.22%
Health Care Equipment & Supplies	1.01%
Health Care Providers & Services	0.32%
Hotels, Restaurants & Leisure	0.45%
Independent Power Producers & Energy Traders	0.04%
Insurance	1.81%
Internet & Catalog Retail	0.12%
Internet Software & Services	0.46%
Machinery	0.46%

Security Type/Sector	Percentage of Net Assets
Media	2.34%
Metals & Mining	0.68%
Multi-Utilities	0.90%
Office Electronics	0.06%
Oil, Gas & Consumable Fuels	4.36%
Paper & Forest Products	0.52%
Pharmaceuticals	0.93%
Real Estate Investment Trusts	2.13%
Real Estate Management & Development	0.08%
Road & Rail	0.30%
Semiconductors & Semiconductor Equipment	0.24%
Software	0.17%
Specialty Retail	0.97%
Textiles, Apparel & Luxury Goods	0.11%
Trading Companies & Distributors	0.08%
Transportation Infrastructure	0.18%
Wireless Telecommunication Services	0.94%
Municipal Bonds	2.19%
Non-Agency Asset-Backed Securities	5.08%
Non-Agency Collateralized Mortgage Obligations	0.06%
Senior Secured Loans	0.90%
Sovereign Bonds	0.77%
Supranational Banks	0.09%
U.S. Treasury Obligations	12.30%
Preferred Stock	0.32%
Money Market Fund	1.32%
Short-Term Investments	20.61%
Total Value of Securities	119.58%
Liabilities Net of Receivables and Other Assets	(19.58%)
Total Net Assets	100.00%

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund

Schedule of Investments

December 31, 2014

	Principal	Value
	Amount°	(U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.42%
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	189,647	$221,989
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	67,924	76,880
Series 2002-83 GH 5.00% 12/25/17	2,030,449	2,121,927
Series 2003-38 MP 5.50% 5/25/23	2,532,641	2,754,754
Series 2003-78 B 5.00% 8/25/23	96,236	104,390
Series 2003-106 WE 4.50% 11/25/22	1,271	1,277
Series 2005-110 MB 5.50% 9/25/35	655,091	705,624
Series 2007-40 PT 5.50% 5/25/37	231,809	256,909
Series 2010-41 PN 4.50% 4/25/40	120,000	129,580
Series 2011-113 CP 5.00% 9/25/39	21,032	21,799
Series 2012-19 HB 4.00% 1/25/42	36,909	38,656
•*Series 2012-122 SD 5.931% 11/25/42	6,002,528	1,464,462
*Series 2013-20 IH 3.00% 3/25/33	1,725,828	247,150
*Series 2013-31 MI 3.00% 4/25/33	18,817,811	2,714,189
Series 2013-34 GP 3.00% 5/25/42	53,299,628	53,880,700
*Series 2013-44 DI 3.00% 5/25/33	25,478,203	3,842,831
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	64,069	72,433
Series 2326 ZQ 6.50% 6/15/31	335,772	381,474
Series 2512 PG 5.50% 10/15/22	72,161	78,643
Series 2557 WE 5.00% 1/15/18	1,683,986	1,761,237
Series 2708 ZD 5.50% 11/15/33	395,670	438,041
Series 2717 MH 4.50% 12/15/18	621,233	650,489
Series 3123 HT 5.00% 3/15/26	233,066	249,304
Series 3290 PE 5.50% 3/15/37	77,139	85,090
Series 3416 GK 4.00% 7/15/22	152,914	154,644
Series 3455 MB 4.50% 6/15/23	5,714,094	6,060,505
Series 3574 D 5.00% 9/15/39	9,138	9,986
Series 3656 PM 5.00% 4/15/40	7,488,885	8,230,239
•Series 3800 AF 0.661% 2/15/41	623,407	628,636

	Principal	Value
	Amount°	(U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
*Series 4185 LI 3.00% 3/15/33	6,003,641	$961,271
*Series 4191 CI 3.00% 4/15/33	2,599,510	366,058
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2014-DN2 M2 1.82% 4/25/24	1,755,000	1,700,191
Freddie Mac Structured Pass Through Securities
♦Series T-58 2A 6.50% 9/25/43	651,709	744,982
•♦Series T-60 1A4C 4.686% 3/25/44	244,922	245,844
GNMA
Series 2010-42 PC 5.00% 7/20/39	1,468,000	1,652,969
Series 2010-113 KE 4.50% 9/20/40	7,175,000	7,921,092

Total Agency Collateralized Mortgage Obligations (Cost $100,296,323)		100,976,245

AGENCY MORTGAGE-BACKED SECURITIES–30.23%
Fannie Mae 6.50% 8/1/17	103,574	107,926
Fannie Mae ARM
•2.315% 11/1/35	409,381	438,735
•2.317% 4/1/36	429,008	457,492
•2.325% 8/1/36	419	438
•2.421% 5/1/43	3,704,562	3,708,670
•2.546% 6/1/43	1,297,301	1,308,885
•2.989% 4/1/44	2,457,674	2,531,676
•3.203% 4/1/44	6,315,953	6,555,742
•3.268% 3/1/44	5,618,501	5,864,773
•3.302% 9/1/43	4,144,289	4,301,050
Fannie Mae Pool 5.50% 2/1/35	25,023	28,124
Fannie Mae Pool S.F. 15 yr 4.50% 10/1/20	101,160	106,997
Fannie Mae Pool S.F. 20 yr 5.00% 7/1/23	23,490	26,060
Fannie Mae Relocation 15 yr 4.00% 9/1/20	271,910	286,812
Fannie Mae Relocation 30 yr
5.00% 11/1/33	34,681	37,938
5.00% 1/1/34	126,517	138,428
5.00% 11/1/34	17,697	19,365
5.00% 10/1/35	214,630	234,676
5.00% 1/1/36	23,924	26,173
5.00% 2/1/36	267,704	292,358
Fannie Mae S.F. 15 yr
2.50% 7/1/27	799,755	816,432
2.50% 10/1/27	3,768,810	3,847,494
2.50% 2/1/28	7,976,802	8,143,717
2.50% 5/1/28	1,227,460	1,252,354
3.00% 12/1/25	108,126	112,672
3.00% 11/1/26	155,124	161,754
3.00% 2/1/27	734,853	765,851

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
3.00% 3/1/27	398,450	$415,223
3.00% 4/1/27	990,579	1,032,888
3.00% 6/1/27	1,159,497	1,208,330
3.00% 5/1/28	632,003	659,822
3.50% 1/1/26	548,517	580,410
3.50% 7/1/26	2,469,225	2,617,490
3.50% 7/1/27	519,242	550,594
3.50% 12/1/28	1,813,489	1,928,003
4.00% 3/1/24	235,121	249,706
4.00% 5/1/24	1,039,088	1,106,984
4.00% 7/1/24	95,161	101,374
4.00% 11/1/24	19,424	20,792
4.00% 2/1/25	719,747	766,875
4.00% 5/1/25	2,126,287	2,271,662
4.00% 6/1/25	7,118,923	7,581,524
4.00% 7/1/25	149,848	160,106
4.00% 9/1/25	229,601	244,624
4.00% 11/1/25	4,194,054	4,496,432
4.00% 1/1/26	416,251	444,946
4.00% 3/1/26	5,157,541	5,528,216
4.00% 12/1/26	3,569,661	3,802,648
4.00% 1/1/27	240,714	257,913
4.00% 4/1/27	687,112	737,232
4.00% 5/1/27	7,483,128	8,016,155
4.00% 8/1/27	4,344,977	4,641,230
4.50% 4/1/18	284,360	298,704
4.50% 9/1/18	7,667	8,057
4.50% 3/1/19	13,427	14,133
4.50% 4/1/20	5,818	6,128
4.50% 5/1/20	87,313	92,245
4.50% 7/1/20	33,662	35,614
4.50% 8/1/20	105,368	111,072
4.50% 2/1/24	93,180	100,229
4.50% 9/1/24	211,002	228,115
4.50% 10/1/24	885,099	956,480
4.50% 12/1/24	294,758	318,737
4.50% 2/1/25	321,482	346,975
4.50% 4/1/25	1,730,545	1,870,362
4.50% 7/1/25	379,936	409,709
5.00% 6/1/19	41,496	43,744
5.00% 12/1/20	436,829	469,380
5.00% 2/1/21	2,892	3,050
5.00% 5/1/21	29,033	31,208
5.00% 12/1/21	21,663	23,248
5.00% 6/1/23	794,649	858,272
5.00% 9/1/25	1,698,329	1,858,150
5.50% 1/1/21	1,429	1,557
5.50% 10/1/21	6,963	7,633
6.00% 12/1/17	2,520	2,615
6.00% 8/1/21	1,210,854	1,319,866
Fannie Mae S.F. 15 yr TBA 2.50% 1/1/30	38,641,000	39,341,368

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 20 yr
3.00% 2/1/33	813,380	$841,095
3.00% 8/1/33	3,257,445	3,364,441
3.50% 11/1/31	845,238	891,560
3.50% 4/1/33	708,127	747,272
3.50% 9/1/33	4,826,044	5,114,890
4.00% 12/1/30	1,443,857	1,555,357
4.00% 1/1/31	997,271	1,075,175
4.00% 2/1/31	2,784,615	3,002,459
4.50% 9/1/23	83,495	90,609
4.50% 4/1/24	7,492	8,130
5.00% 11/1/23	188,367	207,963
5.00% 12/1/23	19,465	21,490
5.00% 7/1/27	94,942	104,819
5.00% 3/1/28	19,982	22,061
5.50% 7/1/23	111,283	124,355
5.50% 10/1/23	123,415	137,914
5.50% 2/1/24	286,223	319,834
5.50% 7/1/24	197,033	220,200
5.50% 12/1/24	63,921	71,427
5.50% 2/1/25	153,139	171,129
5.50% 7/1/25	199,625	223,067
5.50% 11/1/25	248,861	278,128
5.50% 10/1/28	295,134	329,975
5.50% 12/1/29	223,712	250,451
6.00% 10/1/21	8,573	9,758
6.00% 12/1/21	258,170	292,436
6.00% 10/1/22	217,671	246,445
6.00% 9/1/29	2,014,193	2,280,448
6.50% 10/1/18	4,391	5,000
6.50% 2/1/19	8,409	9,576
6.50% 10/1/24	11,144	12,691
6.50% 10/1/27	59,682	67,967
Fannie Mae S.F. 30 yr
3.00% 7/1/42	3,216,048	3,260,017
3.00% 10/1/42	50,554,802	51,245,209
3.00% 12/1/42	11,851,474	12,012,979
3.00% 1/1/43	20,230,019	20,501,900
3.00% 2/1/43	2,220,409	2,250,557
3.00% 4/1/43	14,256,829	14,445,982
3.00% 5/1/43	57,294,282	58,050,521
3.50% 7/1/42	4,085	4,265
3.50% 3/1/43	891,320	933,588
4.00% 6/1/43	611,601	656,287
4.00% 7/1/43	1,160,868	1,246,811
4.00% 8/1/43	1,636,211	1,755,290
4.00% 9/1/43	1,107,356	1,187,982
4.50% 7/1/36	884,411	964,180
4.50% 4/1/39	7,745,955	8,414,783
4.50% 11/1/40	2,699,527	2,933,177
4.50% 3/1/41	5,140,668	5,582,631
4.50% 4/1/41	8,874,474	9,647,778
4.50% 5/1/41	289,443	316,820

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 6/1/41	22,869,909	$24,854,992
4.50% 7/1/41	2,715,818	2,951,440
4.50% 10/1/41	17,868,813	19,412,197
4.50% 11/1/41	2,593,308	2,818,029
4.50% 1/1/42	89,734,674	97,613,851
4.50% 10/1/42	87,275	95,547
4.50% 12/1/43	473,063	513,764
4.50% 2/1/44	1,304,955	1,419,506
4.50% 5/1/44	2,093,452	2,279,987
4.50% 6/1/44	6,382,078	6,930,202
5.00% 7/1/33	5,136	5,689
5.00% 11/1/33	16,097	17,835
5.00% 4/1/34	43,611	48,600
5.00% 2/1/35	5,020,812	5,561,518
5.00% 4/1/35	194,377	215,279
5.00% 5/1/35	88,010	97,505
5.00% 6/1/35	48,291	53,476
5.00% 7/1/35	2,199,030	2,435,967
5.00% 8/1/35	8,162	9,042
5.00% 9/1/35	5,180	5,738
5.00% 10/1/35	3,569,062	3,951,403
5.00% 11/1/35	1,922,462	2,129,505
5.00% 1/1/36	3,155	3,483
5.00% 2/1/36	4,070,588	4,504,649
5.00% 5/1/36	4,533	5,017
5.00% 6/1/36	12,287	13,593
5.00% 12/1/36	5,362	5,928
5.00% 4/1/37	964,403	1,065,567
5.00% 7/1/37	5,019	5,561
5.00% 8/1/37	301,191	333,534
5.00% 2/1/38	992,878	1,099,745
5.00% 1/1/39	55,580	61,362
5.00% 6/1/39	7,339	8,129
5.00% 11/1/40	95,235	105,153
5.50% 11/1/29	339,715	380,796
5.50% 12/1/32	210,657	237,406
5.50% 3/1/33	9,183	10,262
5.50% 4/1/33	259,086	291,878
5.50% 7/1/33	186,820	210,574
5.50% 10/1/33	33,378	37,895
5.50% 11/1/33	8,729	9,852
5.50% 12/1/33	27,142	30,589
5.50% 1/1/34	949,485	1,070,294
5.50% 3/1/34	65,255	73,434
5.50% 4/1/34	983,856	1,109,394
5.50% 8/1/34	708,629	797,176
5.50% 11/1/34	729,028	819,934
5.50% 12/1/34	73,433	82,560
5.50% 1/1/35	627,721	705,299
5.50% 2/1/35	854,269	963,063
5.50% 3/1/35	580,414	648,572
5.50% 5/1/35	7,223,150	8,113,152

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 6/1/35	903,620	$1,014,792
5.50% 7/1/35	33,675	37,761
5.50% 9/1/35	20,855	23,388
5.50% 10/1/35	211,542	236,384
5.50% 11/1/35	394,089	442,120
5.50% 12/1/35	699,382	786,359
5.50% 1/1/36	1,389,147	1,558,486
5.50% 3/1/36	22,894	25,656
5.50% 4/1/36	94,222	105,363
5.50% 5/1/36	1,132,687	1,269,794
5.50% 7/1/36	1,542,982	1,734,101
5.50% 9/1/36	55,782	62,771
5.50% 10/1/36	7,020	7,844
5.50% 11/1/36	6,744	7,561
5.50% 12/1/36	16,639	18,600
5.50% 1/1/37	130,880	147,197
5.50% 2/1/37	4,751,560	5,312,606
5.50% 4/1/37	8,056,111	9,015,038
5.50% 5/1/37	16,195	18,098
5.50% 7/1/37	13,765	15,381
5.50% 8/1/37	11,333,502	12,736,331
5.50% 11/1/37	1,142,938	1,285,193
5.50% 1/1/38	2,743,570	3,065,831
5.50% 2/1/38	3,127,879	3,505,619
5.50% 3/1/38	2,506,425	2,803,830
5.50% 4/1/38	8,129,752	9,084,427
5.50% 6/1/38	9,059,328	10,123,166
5.50% 7/1/38	5,961,310	6,661,347
5.50% 8/1/38	26,060	29,181
5.50% 9/1/38	321,895	360,975
5.50% 10/1/38	14,043	15,702
5.50% 11/1/38	427,732	480,813
5.50% 12/1/38	1,346,947	1,511,605
5.50% 4/1/39	285,701	319,251
5.50% 10/1/39	9,513,718	10,630,912
5.50% 11/1/39	61,660	68,900
5.50% 12/1/39	6,840	7,657
5.50% 3/1/40	9,426	10,585
5.50% 5/1/40	659,320	736,744
5.50% 7/1/40	2,842,995	3,177,978
5.50% 7/1/41	3,744	4,184
5.50% 9/1/41	38,465,194	42,995,914
6.00% 4/1/32	14,884	17,069
6.00% 6/1/33	379,318	436,393
6.00% 8/1/34	345,221	394,296
6.00% 11/1/34	20,471	23,364
6.00% 7/1/35	69,498	79,313
6.00% 9/1/35	29,430	33,622
6.00% 11/1/35	3,639	4,162
6.00% 12/1/35	571,534	651,696
6.00% 1/1/36	261,146	298,047
6.00% 3/1/36	114,559	131,727

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 4/1/36	151,257	$173,852
6.00% 5/1/36	524,519	596,200
6.00% 6/1/36	558,609	635,182
6.00% 10/1/36	900,423	1,033,073
6.00% 11/1/36	87,567	99,143
6.00% 12/1/36	410,654	466,525
6.00% 2/1/37	1,201,601	1,365,513
6.00% 4/1/37	246,936	280,257
6.00% 5/1/37	5,069,844	5,777,465
6.00% 6/1/37	218,560	251,212
6.00% 7/1/37	229,197	260,176
6.00% 8/1/37	2,771,359	3,141,939
6.00% 9/1/37	917,404	1,040,364
6.00% 10/1/37	620,487	705,013
6.00% 11/1/37	549,304	626,946
6.00% 1/1/38	1,513,808	1,713,918
6.00% 3/1/38	9,024	10,371
6.00% 5/1/38	6,039,639	6,854,365
6.00% 6/1/38	204,908	233,872
6.00% 7/1/38	206,746	234,238
6.00% 9/1/38	1,098,456	1,245,375
6.00% 10/1/38	4,603,352	5,226,249
6.00% 11/1/38	1,018,522	1,160,535
6.00% 1/1/39	2,054,536	2,331,833
6.00% 4/1/39	8,482	9,752
6.00% 9/1/39	16,926,820	19,207,879
6.00% 10/1/39	419,187	480,622
6.00% 2/1/40	425,099	482,357
6.00% 3/1/40	1,878,417	2,126,804
6.00% 4/1/40	945,577	1,073,277
6.00% 9/1/40	1,489,036	1,690,876
6.00% 11/1/40	611,099	701,872
6.00% 5/1/41	2,352,635	2,669,637
6.00% 7/1/41	1,913,743	2,202,033
6.50% 3/1/32	187	213
6.50% 8/1/34	5,258	5,988
6.50% 1/1/36	39,248	44,696
6.50% 2/1/36	23,886	27,202
6.50% 6/1/36	831,652	994,681
6.50% 8/1/36	71,525	81,454
6.50% 9/1/36	5,418	6,170
6.50% 10/1/36	641,187	730,200
6.50% 11/1/36	4,277	4,871
6.50% 3/1/37	6,888	7,843
6.50% 8/1/37	188,735	214,936
6.50% 10/1/37	2,609	2,971
6.50% 11/1/37	1,590	1,810
6.50% 1/1/38	1,223	1,415
6.50% 6/1/39	6,643	7,566
7.00% 12/1/37	77,841	83,018
7.50% 4/1/31	74,097	91,563
7.50% 4/1/32	7,564	8,878

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
7.50% 9/1/32	365	$402
Fannie Mae S.F.30 yr TBA
3.00% 1/1/44	222,921,000	225,498,524
3.00% 2/1/44	144,096,000	145,399,060
3.50% 2/1/44	72,223,000	75,092,196
4.00% 1/1/44	111,700,000	119,212,261
4.00% 2/1/44	296,975,000	316,135,678
4.50% 1/1/44	284,456,000	308,768,113
4.50% 2/1/44	49,632,000	53,780,927
Freddie Mac ARM
•2.307% 4/1/34	81,662	86,801
•2.534% 1/1/44	12,188,309	12,498,514
Freddie Mac Relocation 30 yr 5.00% 9/1/33	196,979	215,745
Freddie Mac S.F. 15 yr
3.00% 5/1/28	9,818,577	10,236,369
4.00% 12/1/20	28,088	29,768
4.00% 4/1/25	431,563	460,844
4.00% 5/1/25	5,812,815	6,164,190
4.00% 8/1/25	48,460	51,734
4.00% 4/1/26	181,814	193,793
4.00% 9/1/26	1,564,565	1,675,308
4.00% 11/1/26	847,614	902,311
4.50% 7/1/25	662,293	715,428
4.50% 6/1/26	1,571,070	1,697,709
5.00% 6/1/18	232,753	244,590
5.50% 6/1/21	11,756	12,808
6.00% 4/1/17	669	694
6.00% 8/1/17	2,304	2,409
6.50% 8/1/16	316	325
Freddie Mac S.F. 20 yr
3.50% 1/1/34	788,249	828,369
3.50% 3/1/34	44,327	46,582
4.00% 11/1/32	1,317,595	1,419,400
5.00% 10/1/23	1,479	1,630
5.00% 9/1/25	1,889,859	2,083,427
5.50% 1/1/23	3,528	3,934
5.50% 2/1/24	242,021	270,076
5.50% 7/1/26	104,579	116,638
5.50% 3/1/27	230,076	257,181
5.50% 9/1/27	348,802	389,140
5.50% 10/1/27	148,255	165,620
Freddie Mac S.F. 30 yr
3.00% 10/1/42	3,739,212	3,785,066
3.00% 11/1/42	2,844,514	2,882,893
3.50% 11/1/41	383,822	401,128
4.50% 10/1/39	1,442,927	1,564,489
4.50% 4/1/41	12,631,835	13,723,712
4.50% 3/1/42	12,099,877	13,131,463
5.00% 2/1/39	21,482	23,682
5.50% 4/1/33	13,408	15,089
5.50% 3/1/34	428,402	482,428

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.50% 12/1/34	423,171	$478,191
5.50% 1/1/35	3,131	3,523
5.50% 11/1/35	179,258	201,466
5.50% 6/1/36	270,869	303,863
5.50% 11/1/36	645,490	721,704
5.50% 12/1/36	329,059	368,311
5.50% 1/1/37	403,011	450,084
5.50% 7/1/37	783,493	876,582
5.50% 11/1/37	18,245	20,420
5.50% 4/1/38	5,193,051	5,811,273
5.50% 6/1/38	362,399	405,201
5.50% 8/1/38	1,401,336	1,567,435
5.50% 4/1/39	257,818	288,155
5.50% 6/1/39	2,392,657	2,677,527
5.50% 2/1/40	2,715,277	3,035,714
5.50% 3/1/40	1,474,507	1,648,894
5.50% 5/1/40	474,188	530,486
5.50% 8/1/40	13,751,815	15,369,382
5.50% 1/1/41	1,698,948	1,899,932
5.50% 6/1/41	12,269,354	13,717,804
6.00% 6/1/34	381,981	438,224
6.00% 2/1/36	1,327,107	1,516,833
6.00% 10/1/36	2,213	2,512
6.00% 1/1/38	623,118	704,338
6.00% 6/1/38	1,696,318	1,920,643
6.00% 7/1/38	14,062	15,903
6.00% 8/1/38	4,147,654	4,707,710
6.00% 5/1/40	713,502	807,533
6.50% 8/1/36	259	294
6.50% 6/1/37	6,296	7,153
6.50% 9/1/38	740	841
6.50% 4/1/39	2,726,380	3,097,616
7.00% 11/1/33	47,139	56,174
GNMA IS.F.30 yr
5.00% 6/15/40	870,950	963,125
7.00% 12/15/34	1,178,286	1,388,412
7.50% 12/15/31	6,247	7,695
7.50% 7/15/32	23,027	26,536
GNMA II S.F. 15 yr 3.50% 5/20/27	466,958	497,890

Total Agency Mortgage-Backed Securities (Cost $2,124,365,333)		2,142,637,385

AGENCY OBLIGATIONS–0.55%
Federal Home Loan Banks 0.25% 10/2/15	31,000,000	30,980,873
Tennessee Valley Authority 2.875% 9/15/24	7,955,000	8,073,665

Total Agency Obligations (Cost $38,870,677)		39,054,538

	Principal	Value
	Amount°	(U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.09%
Banc of America Commercial Mortgage Trust
•Series 2006-1 AM 5.421% 9/10/45	6,530,000	$6,784,017
Series 2006-4 A4 5.634% 7/10/46	3,718,269	3,890,328
•Series 2007-4 AM 5.821% 2/10/51	6,355,000	6,910,624
CD Commercial Mortgage Trust
•Series 2005-CD1 AM 5.226% 7/15/44	5,310,000	5,451,172
•Series 2005-CD1 C 5.226% 7/15/44	1,970,000	2,013,756
Citigroup Commercial Mortgage Trust Series 2014-GC25 A4 3.635% 10/10/47	8,800,000	9,156,198
Commercial Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	6,835,000	7,215,286
Series 2014-CR20 A4 3.59% 11/10/47	10,033,000	10,435,223
Series 2014-CR20 AM 3.938% 11/10/47	2,795,000	2,888,873
Series 2014-CR21 A3 3.528% 12/10/47	5,635,000	5,830,326
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.467% 2/15/39	2,680	2,678
DB-UBS Mortgage Trust
#Series 2011-LC1A A3 144A 5.002% 11/10/46	17,406,000	19,627,754
#•Series 2011-LC1A C 144A 5.557% 11/10/46	7,500,000	8,415,233
FREMF Mortgage Trust
#•Series 2011-K10 144A 4.615% 11/25/49	12,905,000	13,859,957
#•Series 2011-K13 B 144A 4.599% 1/25/48	4,800,000	5,147,189
#•Series 2011-K15 B 144A 4.931% 8/25/44	4,485,000	4,897,400
#•Series 2011-K702 B 144A 4.77% 4/25/44	1,640,000	1,743,874
#•Series 2011-K703 B 144A 4.884% 7/25/44	5,170,000	5,519,259
#•Series 2012-K19 B 144A 4.036% 5/25/45	1,245,000	1,289,897
#•Series 2012-K22 B 144A 3.686% 8/25/45	5,215,000	5,265,570
#•Series 2012-K22 C 144A 3.686% 8/25/45	4,220,000	4,182,746
#•Series 2012-K707 B 144A 3.883% 1/25/47	2,105,000	2,178,275
#•Series 2012-K708 B 144A 3.759% 2/25/45	13,690,000	14,096,703

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund

Schedule of Investments (continued)

Principal Amount°		Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust (continued)
#•Series 2012-K708 C 144A 3.759% 2/25/45	1,600,000	$1,629,253
#•Series 2012-K711 144A 3.562% 8/25/45	720,000	735,753
#•Series 2013-K26 144A 3.60% 12/25/45	4,900,000	4,885,246
#•Series 2013-K26 C 144A 3.60% 12/25/45	2,600,000	2,506,091
#•Series 2013-K33 B 144A 3.503% 8/25/46	4,025,000	3,966,766
#•Series 2013-K33 C 144A 3.503% 8/25/46	2,805,000	2,691,170
#•Series 2013-K712 144A 3.368% 5/25/45	19,035,000	19,097,987
#•Series 2013-K713 144A 3.165% 4/25/46	10,080,000	9,998,745
#•Series 2013-K713 C 144A 3.165% 4/25/46	6,617,000	6,437,190
#•Series 2014-K716 B 144A 3.954% 8/25/47	3,320,000	3,385,122
Goldman Sachs Mortgage Securities II
Series 2005-GG4 A4A 4.751% 7/10/39	5,566,722	5,572,094
•Series 2006-GG6 A4 5.553% 4/10/38	3,547,000	3,639,797
#•Series 2010-C1 C 144A 5.635% 8/10/43	3,460,000	3,785,102
#Goldman Sachs Mortgage Securities Trust Series 2010-C1 A2 144A 4.592% 8/10/43	8,565,000	9,438,133
#Grace Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	14,730,000	15,240,763
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37	4,900,000	4,952,993
Hilton USA Trust
#Series 2013-HLT AFX 144A 2.662% 11/5/30	18,578,000	18,601,427
#Series 2013-HLT BFX 144A 3.367% 11/5/30	13,335,000	13,500,221
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	8,162,078	8,130,581
Series 2014-C21 AS 3.997% 8/15/47	2,580,000	2,696,033
•Series 2014-C22 B 4.562% 9/15/47	3,700,000	3,946,342
Series 2014-C26 AS 3.80% 1/15/48	2,285,000	2,342,619

Principal Amount°		Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.489% 8/12/37	1,895,000	$2,038,866
•Series 2005-LDP5 D 5.391% 12/15/44	3,600,000	3,697,924
Series 2006-LDP8 AM 5.44% 5/15/45	11,962,000	12,665,868
#•Series 2011-C5 B 144A 5.323% 8/15/46	3,600,000	4,098,136
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	242,823	246,262
•Series 2006-C6 AJ 5.452% 9/15/39	7,527,000	7,912,781
Series 2006-C6 AM 5.413% 9/15/39	6,607,000	7,016,191
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18 A4 3.923% 10/15/47	4,905,000	5,230,864
Series 2014-C19 AS 3.832% 12/15/47	3,370,000	3,475,936
Morgan Stanley Capital I Trust
•Series 2005-HQ7 AJ 5.206% 11/14/42	4,770,000	4,879,376
•Series 2006-T21 AM 5.204% 10/12/52	4,760,000	4,919,208
#TimberStar Trust Series 2006-1A A 144A 5.668% 10/15/36	3,716,000	3,955,961
WF-RBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	6,225,000	6,646,302

Total Commercial Mortgage-Backed Securities (Cost $359,192,321)		360,765,441

CORPORATE BONDS–38.65%
Air Freight & Logistics–0.19%
#Aviation Capital Group 144A 6.75% 4/6/21	5,665,000	6,443,937
United Parcel Service 5.125% 4/1/19	6,265,000	7,045,525

		13,489,462

Airlines–0.18%
tAmerican Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	3,360,000	3,376,800

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Airlines (continued)
tUnited Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26	2,650,000	$2,689,750
tUnited Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26	6,320,000	6,367,400

		12,433,950

Auto Components–0.54%
Delphi 4.15% 3/15/24	6,206,000	6,427,027
Magna International 3.625% 6/15/24	14,785,000	14,843,992
#TRW Automotive 144A 4.45% 12/1/23	16,660,000	16,784,950

		38,055,969

Automobiles–0.18%
General Motors
3.50% 10/2/18	5,480,000	5,617,000
5.00% 4/1/35	4,410,000	4,606,642
#Hyundai Capital America 144A 2.55% 2/6/19	2,470,000	2,472,722

		12,696,364

Beverages–0.19%
#Pernod-Ricard 144A 5.75% 4/7/21	11,993,000	13,794,469

		13,794,469

Biotechnology–0.44%
Amgen 3.625% 5/22/24	2,920,000	2,973,751
Celgene
3.25% 8/15/22	15,170,000	15,293,256
3.95% 10/15/20	5,845,000	6,191,118
Gilead Sciences
3.50% 2/1/25	5,310,000	5,461,489
4.50% 2/1/45	1,490,000	1,599,190

		31,518,804

Capital Markets–0.80%
Goldman Sachs Group 6.15% 4/1/18	17,960,000	20,167,625
Jefferies Group
5.125% 1/20/23	7,770,000	7,911,282
6.45% 6/8/27	2,021,000	2,106,975
6.50% 1/20/43	1,560,000	1,596,498
Lazard Group
4.25% 11/14/20	8,100,000	8,548,068
6.85% 6/15/17	7,870,000	8,765,874
State Street 3.10% 5/15/23	7,760,000	7,664,653

		56,760,975

Chemicals–1.78%
Braskem Finance 6.45% 2/3/24	4,650,000	4,673,250

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Celanese US Holdings 4.625% 11/15/22	6,385,000	$6,353,075
CF Industries
5.15% 3/15/34	7,000,000	7,344,526
5.375% 3/15/44	9,280,000	10,050,286
6.875% 5/1/18	15,842,000	18,023,206
Dow Chemical
3.50% 10/1/24	3,085,000	3,059,984
8.55% 5/15/19	18,837,000	23,441,027
Eastman Chemical 2.70% 1/15/20	6,475,000	6,519,244
Methanex 4.25% 12/1/24	6,095,000	6,080,555
Monsanto 4.40% 7/15/44	6,540,000	6,813,686
Mosaic 5.625% 11/15/43	9,400,000	10,813,469
OCP
#144A 5.625% 4/25/24	4,550,000	4,794,563
#144A 6.875% 4/25/44	3,640,000	3,931,564
#Phosagro 144A 4.204% 2/13/18	4,513,000	3,948,875
PPG Industries 2.30% 11/15/19	5,345,000	5,327,554
Rockwood Specialties Group 4.625% 10/15/20	4,805,000	4,979,181

		126,154,045

Commercial Banks–4.48%
#Banco de Costa Rica 144A 5.25% 8/12/18	965,000	974,650
#•Banco Santander Mexico 144A 5.95% 1/30/24	3,300,000	3,440,250
Bank of America 4.25% 10/22/26	31,210,000	31,182,910
Barclays Bank
2.75% 2/23/15	9,792,000	9,819,251
7.625% 11/21/22	5,120,000	5,607,936
BB&T 5.25% 11/1/19	19,960,000	22,259,372
#BBVA Banco Continental 144A 5.00% 8/26/22	3,735,000	3,900,834
#BBVA Bancomer 144A 7.25% 4/22/20	5,775,000	6,381,375
Branch Banking & Trust
•0.561% 9/13/16	9,948,000	9,918,156
3.80% 10/30/26	11,915,000	12,176,439
City National 5.25% 9/15/20	5,562,000	6,201,218
Credit Suisse
3.00% 10/29/21	2,705,000	2,696,495
#144A 6.50% 8/8/23	7,495,000	8,246,156
#Export-Import Bank of China 144A 2.50% 7/31/19	4,870,000	4,873,682
#HBOS 144A 6.75% 5/21/18	8,268,000	9,235,323
HSBC Holdings
•5.625% 12/29/49	7,980,000	8,017,905
•6.375% 12/29/49	4,465,000	4,515,231
KeyBank 6.95% 2/1/28	9,418,000	12,315,683

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Morgan Stanley 4.35% 9/8/26	14,000,000	$14,102,872
•National City Bank 0.605% 6/7/17	5,705,000	5,681,524
Northern Trust 3.95% 10/30/25	4,070,000	4,245,209
#•Oversea-Chinese Banking 144A 4.00% 10/15/24	7,505,000	7,693,976
PNC Bank
3.30% 10/30/24	7,785,000	7,938,598
6.875% 4/1/18	10,370,000	11,954,049
PNC Funding 5.625% 2/1/17	78,000	84,222
#•PNC Preferred Funding Trust II 144A 1.463% 3/31/49	11,400,000	10,773,000
Rabobank 4.625% 12/1/23	11,660,000	12,390,557
Santander Holdings USA 3.45% 8/27/18	14,065,000	14,616,123
#Santander UK 144A 5.00% 11/7/23	10,065,000	10,649,636
•SunTrust Bank 0.523% 8/24/15	3,810,000	3,802,974
SVB Financial Group 5.375% 9/15/20	1,330,000	1,499,244
#Turkiye Garanti Bankasi As 144A 4.75% 10/17/19	4,352,000	4,439,040
US Bancorp 3.60% 9/11/24	10,185,000	10,363,930
•USB Capital IX 3.50% 10/29/49	21,538,000	17,445,780
Wells Fargo 4.65% 11/4/44	2,895,000	2,999,426
Woori Bank
#144A 2.875% 10/2/18	3,590,000	3,662,478
#144A 4.75% 4/30/24	4,750,000	4,918,497
Zions Bancorp 4.50% 6/13/23	6,497,000	6,871,110

		317,895,111

Commercial Services & Supplies–0.26%
Brambles USA
#144A 3.95% 4/1/15	2,880,000	2,900,062
#144A 5.35% 4/1/20	7,160,000	7,987,725
#CDK Global 144A 4.50% 10/15/24	7,210,000	7,327,876

		18,215,663

Computers & Peripherals–0.29%
NetApp 3.25% 12/15/22	6,120,000	6,046,480
Seagate HDD Cayman
#144A 4.75% 1/1/25	6,005,000	6,198,415
#144A 5.75% 12/1/34	7,910,000	8,366,890

		20,611,785

Construction & Engineering–0.04%
#OAS Finance 144A 8.00% 7/2/21	2,380,000	821,100
#OAS Investments GMBH 144A 8.25% 10/19/19	890,000	324,850

		Principal	Value
		Amount°	(U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering (continued)
#Odebrecht Offshore Drilling Finance 144A 6.625% 10/1/22		1,491,720	$1,342,548

			2,488,498

Construction Materials–0.29%
Cemex
#144A 5.875% 3/25/19		1,770,000	1,800,975
#144A 9.50% 6/15/18		2,835,000	3,104,325
#Hutchison Whampoa International 14 144A 3.625% 10/31/24		5,060,000	5,093,609
#Tenedora Nemak 144A 5.50% 2/28/23		5,870,000	6,002,075
#Votorantim Cimentos 144A 7.25% 4/5/41		4,150,000	4,295,250

			20,296,234

Consumer Finance–0.79%
Ford Motor Credit 5.875% 8/2/21		16,825,000	19,506,804
#Hyundai Capital America 144A 2.125% 10/2/17		4,480,000	4,504,824
SunTrust Banks 2.35% 11/1/18		3,990,000	4,018,165
Wells Fargo 4.10% 6/3/26		27,665,000	28,313,744

			56,343,537

Containers & Packaging–0.08%
Rock Tenn 3.50% 3/1/20		5,855,000	5,948,534

			5,948,534

Diversified Consumer Services–0.06%
#ENA Norte Trust 144A 4.95% 4/25/23		2,042,350	2,103,621
#Red de Carreteras de Occidente SAPIB de CV 144A 9.00% 6/10/28	MXN	30,000,000	1,990,604

			4,094,225

Diversified Financial Services–2.11%
#Corp Financiera de Desarrollo 144A 4.75% 2/8/22		1,885,000	1,965,113
#•Corp Financiera De Desarrollo 144A 5.25% 7/15/29		2,085,000	2,121,905
Credit Suisse Group
#•144A 6.25% 12/29/49		3,375,000	3,256,031
#•144A 7.50% 12/29/49		1,300,000	1,355,250
#ERAC USA Finance 144A 5.25% 10/1/20		12,456,000	14,041,051
Ford Motor Credit 3.664% 9/8/24		340,000	341,369
General Electric Capital 2.10% 12/11/19		3,860,000	3,857,970

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund

Schedule of Investments (continued)

		Principal	Value
		Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
General Electric Capital (continued)
3.45% 5/15/24		14,965,000	$15,481,218
#144A 3.80% 6/18/19		4,305,000	4,578,294
5.55% 5/4/20		2,865,000	3,300,394
6.00% 8/7/19		8,039,000	9,360,282
•7.125% 12/15/49		16,055,000	18,744,213
General Motors Financial
3.00% 9/25/17		4,770,000	4,829,768
4.375% 9/25/21		6,500,000	6,792,500
Goldman Sachs Group 5.20% 12/17/19	NZD	2,521,000	1,979,537
JPMorgan Chase
3.50% 12/18/26	GBP	241,000	395,156
4.125% 12/15/26		19,785,000	19,851,398
•6.75% 8/29/49		6,010,000	6,370,600
•Lloyds Banking Group 7.50% 4/30/49		13,465,000	13,734,300
•National Rural Utilities Cooperative Finance 4.75% 4/30/43		9,921,000	9,856,513
#Suam Finance 144A 4.875% 4/17/24		3,700,000	3,709,250
#Temasek Financial I 144A 2.375% 1/23/23		2,910,000	2,841,141
#•USB Realty 144A 1.378% 12/22/49		715,000	647,075

			149,410,328

Diversified Telecommunication Services–2.12%
AT&T 4.80% 6/15/44		7,310,000	7,478,101
#Bharti Airtel International Netherlands 144A 5.35% 5/20/24		5,970,000	6,488,912
CenturyLink 5.80% 3/15/22		7,008,000	7,305,840
#Digicel Group 144A 8.25% 9/30/20		5,910,000	5,762,250
#MTN Mauritius Investments 144A 4.755% 11/11/24		2,205,000	2,171,925
#Oi 144A 5.75% 2/10/22		3,482,000	3,220,850
Omnicom Group 3.65% 11/1/24		19,010,000	19,057,829
Orange 5.50% 2/6/44		8,478,000	9,982,989
SBA Tower Trust
#144A 2.24% 4/16/18		5,285,000	5,245,495
#144A 2.898% 10/15/19		4,020,000	4,030,540
#SES 144A 3.60% 4/4/23		12,991,000	13,156,284
Telefonica Emisiones 4.57% 4/27/23		17,945,000	19,246,066
#Telemar Norte Leste 144A 5.50% 10/23/20		810,000	757,350
Verizon Communications 3.00% 11/1/21		27,070,000	26,738,203

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Verizon Communications (continued)
4.40% 11/1/34	10,530,000	$10,501,011
5.15% 9/15/23	8,485,000	9,376,044

		150,519,689

Electric Utilities–3.69%
AES Gener
#144A 5.25% 8/15/21	2,390,000	2,535,613
#•144A 8.375% 12/18/73	3,031,000	3,303,790
Ameren Illinois 3.25% 3/1/25	6,315,000	6,417,707
American Electric Power 2.95% 12/15/22	2,710,000	2,663,003
#American Transmission Systems 144A 5.25% 1/15/22	11,987,000	13,442,785
Berkshire Hathaway Energy
3.75% 11/15/23	9,680,000	10,111,254
#144A 4.50% 2/1/45	4,305,000	4,523,410
Cleveland Electric Illuminating 5.50% 8/15/24	7,535,000	8,938,755
ComEd Financing III 6.35% 3/15/33	4,578,000	4,728,419
Commonwealth Edison 5.95% 8/15/16	522,000	563,170
Dominion Gas Holdings 3.60% 12/15/24	9,465,000	9,648,299
Dominion Resources 3.625% 12/1/24	7,110,000	7,217,069
DTE Energy 2.40% 12/1/19	6,970,000	6,979,173
Electricite de France
#144A 4.60% 1/27/20	5,470,000	6,029,214
#•144A 5.25% 12/29/49	16,755,000	17,215,763
#•Enel 144A 8.75% 9/24/73	13,685,000	15,960,131
Entergy Arkansas 3.70% 6/1/24	2,815,000	2,955,578
Entergy Louisiana 4.05% 9/1/23	7,435,000	7,985,435
Entergy Mississippi 3.10% 7/1/23	4,960,000	4,909,239
Great Plains Energy
4.85% 6/1/21	6,243,000	6,844,831
5.292% 6/15/22	5,526,000	6,345,622
Ipalco Enterprises 5.00% 5/1/18.	2,440,000	2,586,400
ITC Holdings 3.65% 6/15/24	9,070,000	9,215,818
LG&E & KU Energy
3.75% 11/15/20	6,819,000	7,121,259
4.375% 10/1/21	12,420,000	13,239,012
#Metropolitan Edison 144A 4.00% 4/15/25	8,455,000	8,641,416
NextEra Energy Capital Holdings
2.40% 9/15/19	8,525,000	8,526,304
3.625% 6/15/23	4,090,000	4,157,321
NV Energy 6.25% 11/15/20	8,185,000	9,628,384
Pennsylvania Electric 5.20% 4/1/20	6,983,000	7,707,661

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Public Service of New Hampshire 3.50% 11/1/23	4,715,000	$4,878,276
Public Service of Oklahoma 5.15% 12/1/19	7,063,000	7,903,504
Saudi Electricity Global Sukuk 3
#144A 4.00% 4/8/24	3,125,000	3,246,250
#144A 5.50% 4/8/44	951,000	1,027,080
Southwestern Electric Power 6.45% 1/15/19	3,925,000	4,571,381
State Grid Overseas Investment 2014
#144A 2.75% 5/7/19	3,220,000	3,236,815
#144A 4.125% 5/7/24	5,795,000	6,104,436
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	4,895,000	4,988,049
#Transelec 144A 4.25% 1/14/25	5,145,000	5,143,184

		261,240,810

Electronic Equipment, Instruments & Components–0.26%
Thermo Fisher Scientific
2.40% 2/1/19	7,840,000	7,859,263
3.30% 2/15/22	4,205,000	4,218,582
4.15% 2/1/24	6,200,000	6,550,821

		18,628,666

Food Products–0.22%
#Brasil Foods 144A 3.95% 5/22/23	2,750,000	2,549,250
#JBS Investments 144A 7.75% 10/28/20	6,410,000	6,669,605
#Minerva Luxembourg 144A 7.75% 1/31/23	2,800,000	2,751,000
Sysco 4.35% 10/2/34	3,520,000	3,802,135

		15,771,990

Health Care Equipment & Supplies–1.01%
Becton Dickinson
3.734% 12/15/24	8,615,000	8,887,785
4.685% 12/15/44	870,000	940,808
Boston Scientific 6.00% 1/15/20	16,769,000	18,919,021
CareFusion 6.375% 8/1/19	11,104,000	12,860,242
Medtronic
#144A 3.15% 3/15/22	8,140,000	8,256,386
#144A 3.50% 3/15/25	6,945,000	7,119,715
#144A 4.375% 3/15/35	5,230,000	5,567,121
Zimmer Holdings 4.625% 11/30/19	8,274,000	9,048,206

		71,599,284

Health Care Providers & Services–0.32%
Highmark
#144A 4.75% 5/15/21	2,823,000	2,923,626
#144A 6.125% 5/15/41	1,062,000	1,124,511
McKesson 3.796% 3/15/24	13,910,000	14,316,548

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Quest Diagnostics 2.70% 4/1/19	4,045,000	$4,083,581

		22,448,266

Hotels, Restaurants & Leisure–0.45%
International Game Technology 5.35% 10/15/23	10,450,000	10,543,036
Marriott International 3.375% 10/15/20	4,820,000	4,940,818
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25	5,225,000	5,268,686
4.50% 10/1/34	3,230,000	3,304,946
Wyndham Worldwide
4.25% 3/1/22	2,480,000	2,536,775
5.625% 3/1/21	4,630,000	5,184,058

		31,778,319

Independent Power Producers & Energy Traders–0.04%
#Comision Federal de Electricidad 144A 4.875% 1/15/24	2,370,000	2,482,575

		2,482,575

Insurance–1.81%
•Allstate 5.75% 8/15/53	7,065,000	7,457,991
•American International Group 8.175% 5/15/58	1,500,000	2,040,000
Berkshire Hathaway Finance 2.90% 10/15/20	6,595,000	6,771,363
•Chubb 6.375% 3/29/67	12,648,000	13,622,528
#Five Corners Funding Trust 144A 4.419% 11/15/23	21,995,000	23,300,689
•ING US 5.65% 5/15/53	7,175,000	7,139,125
Liberty Mutual Group
#144A 4.25% 6/15/23	10,140,000	10,467,542
#144A 4.95% 5/1/22	1,974,000	2,138,906
MetLife
3.60% 4/10/24	1,185,000	1,218,486
6.40% 12/15/36	50,000	56,000
6.817% 8/15/18	9,639,000	11,224,288
#MetLife Capital Trust IV 144A 7.875% 12/15/37	589,000	755,393
#MetLife Capital Trust X 144A 9.25% 4/8/38	7,696,000	11,043,760
Prudential Financial
4.50% 11/15/20	1,836,000	1,995,181
•5.625% 6/15/43	3,710,000	3,811,283
•5.875% 9/15/42	3,195,000	3,386,700
TIAA Asset Management Finance
#@144A 2.95% 11/1/19	5,690,000	5,707,377
#144A 4.125% 11/1/24	11,055,000	11,347,714
•XL Group 6.50% 12/29/49	5,100,000	4,883,250

		128,367,576

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Internet & Catalog Retail–0.12%
Amazon.com
3.80% 12/5/24	4,090,000	$4,198,741
4.80% 12/5/34	4,200,000	4,422,965

		8,621,706

Internet Software & Services–0.46%
Alibaba Group Holding
#144A 3.125% 11/28/21	5,450,000	5,392,759
#144A 3.60% 11/28/24	7,835,000	7,787,152
Baidu
2.75% 6/9/19	5,245,000	5,232,748
3.25% 8/6/18	5,365,000	5,493,427
Expedia 4.50% 8/15/24	3,480,000	3,520,817
#Tencent Holdings 144A 3.375% 5/2/19	5,225,000	5,316,202

		32,743,105

Machinery–0.46%
Crane
2.75% 12/15/18	1,905,000	1,927,340
4.45% 12/15/23	8,380,000	8,850,772
Ingersoll-Rand Global Holding 4.25% 6/15/23	13,445,000	14,197,570
Parker-Hannifin 3.30% 11/21/24	505,000	516,442
Trinity Industries 4.55% 10/1/24	7,045,000	6,855,954

		32,348,078

Media–2.34%
#British Sky Broadcasting Group 144A 3.75% 9/16/24	11,135,000	11,225,828
CC Holdings GS V 3.849% 4/15/23	995,000	990,083
#Columbus International 144A 7.375% 3/30/21	6,165,000	6,434,719
Comcast
3.375% 2/15/25	18,290,000	18,725,046
4.75% 3/1/44	2,155,000	2,411,413
Cox Communications
#144A 3.85% 2/1/25	11,925,000	12,061,780
#144A 4.80% 2/1/35	875,000	914,555
DIRECTV Holdings
3.95% 1/15/25	17,135,000	17,305,390
5.15% 3/15/42	1,755,000	1,820,256
Grupo Televisa SAB 5.00% 5/13/45	5,135,000	5,249,202
Historic TW 6.875% 6/15/18	17,977,000	20,800,899
Interpublic Group 2.25% 11/15/17	1,485,000	1,488,836
#SES Global Americas Holdings 144A 5.30% 3/25/44	8,236,000	9,256,391
Time Warner Cable
4.00% 9/1/21	8,215,000	8,755,958
8.25% 4/1/19	13,209,000	16,184,591

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Viacom
4.85% 12/15/34	6,395,000	$6,565,062
4.875% 6/15/43	13,200,000	12,949,517
#VTR Finance 144A 6.875% 1/15/24	5,490,000	5,613,525
WPP Finance 2010 5.625% 11/15/43	5,960,000	6,835,429

		165,588,480

Metals & Mining–0.68%
ArcelorMittal 10.35% 6/1/19	13,421,000	16,256,186
#FMG Resources August 2006 144A 6.875% 4/1/22	9,935,000	8,308,144
Freeport-McMoRan
4.00% 11/14/21	2,345,000	2,326,883
4.55% 11/14/24	5,800,000	5,642,994
#Gerdau Holdings 144A 7.00% 1/20/20	3,080,000	3,345,650
#MMC Norilsk Nickel 144A 5.55% 10/28/20	2,000,000	1,822,000
#Tupy Overseas 144A 6.625% 7/17/24	3,450,000	3,329,250
#Vedanta Resources 144A 6.00% 1/31/19	1,845,000	1,808,100
Yamana Gold 4.95% 7/15/24	5,690,000	5,563,710

		48,402,917

Multi-Utilities–0.90%
Ameren Illinois 9.75% 11/15/18	14,616,000	18,696,699
American Water Capital 3.40% 3/1/25	6,250,000	6,302,963
CenterPoint Energy 5.95% 2/1/17	299,000	326,178
CMS Energy 6.25% 2/1/20	3,749,000	4,345,792
•Integrys Energy Group 6.11% 12/1/66	9,088,000	9,107,939
NiSource Finance 6.125% 3/1/22	6,578,000	7,808,869
Puget Energy 6.00% 9/1/21	2,034,000	2,382,796
SCANA 4.125% 2/1/22	5,188,000	5,386,493
•Wisconsin Energy 6.25% 5/15/67	9,420,000	9,474,683

		63,832,412

Office Electronics–0.06%
Xerox 6.35% 5/15/18	3,891,000	4,403,001

		4,403,001

Oil, Gas & Consumable Fuels–4.36%
Anadarko Petroleum 3.45% 7/15/24	5,990,000	5,859,424
Canadian Natural Resources 3.90% 2/1/25	5,220,000	5,156,316

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Cimarex Energy 4.375% 6/1/24	3,940,000	$3,772,550
#CNOOC Finance 2012 144A 3.875% 5/2/22	3,322,000	3,384,753
CNOOC Nexen Finance 2014 4.25% 4/30/24	8,335,000	8,640,619
ConocoPhillips
3.35% 11/15/24	8,370,000	8,473,905
4.30% 11/15/44	3,370,000	3,540,246
Continental Resources 4.50% 4/15/23	19,320,000	18,407,439
El Paso Pipeline Partners Operating 4.30% 5/1/24	9,910,000	9,947,698
•Enbridge Energy Partners 8.05% 10/1/37	7,852,000	8,539,050
Energy Transfer Partners
5.15% 2/1/43	5,060,000	5,025,951
5.95% 10/1/43	12,670,000	13,946,059
9.70% 3/15/19	4,776,000	5,999,793
EnLink Midstream Partners 5.05% 4/1/45	4,795,000	4,650,009
•Enterprise Products Operating 7.034% 1/15/68	11,034,000	12,111,216
#@Georgia-Pacific 144A 2.539% 11/15/19	1,035,000	1,035,818
#KazMunayGas National JSC 144A 6.375% 4/9/21	2,755,000	2,799,769
Kinder Morgan
#144A 5.00% 2/15/21	4,225,000	4,401,195
5.30% 12/1/34	11,690,000	11,901,963
5.55% 6/1/45	3,210,000	3,299,886
Kinder Morgan Energy Partners 9.00% 2/1/19	8,231,000	9,986,812
#Lukoil International Finance 144A 3.416% 4/24/18	3,970,000	3,384,425
Marathon Petroleum 4.75% 9/15/44	6,620,000	6,276,137
Newfield Exploration 5.625% 7/1/24	5,105,000	5,076,284
Noble Energy
3.90% 11/15/24	4,665,000	4,619,997
5.05% 11/15/44	5,675,000	5,630,780
ONGC Videsh 3.25% 7/15/19	2,500,000	2,503,050
Pacific Rubiales Energy
#144A 5.375% 1/26/19	2,795,000	2,414,880
#144A 5.625% 1/19/25	7,062,000	5,437,740
#Pertamina Persero 144A 4.875% 5/3/22	3,145,000	3,152,863
Petrobras Global Finance
3.00% 1/15/19	605,000	536,375
4.875% 3/17/20	10,100,000	9,473,901
Petrobras International Finance 5.375% 1/27/21	3,136,000	2,921,404

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos de Venezuela 9.00% 11/17/21	1,020,000	$451,350
#Petroleos Mexicanos 144A 4.25% 1/15/25	3,210,000	3,197,160
Plains All American Pipeline 8.75% 5/1/19	7,183,000	8,952,123
Plains Exploration & Production 6.50% 11/15/20	2,909,000	3,156,178
Pride International 6.875% 8/15/20	18,001,000	20,220,361
#•PTT Exploration & Production 144A 4.875% 12/29/49	4,070,000	4,019,532
Statoil
2.90% 11/8/20	4,485,000	4,593,864
3.25% 11/10/24	5,005,000	5,031,972
Sunoco Logistics Partners Operations
3.45% 1/15/23	10,245,000	9,841,716
5.35% 5/15/45	1,465,000	1,486,749
Talisman Energy 5.50% 5/15/42	13,435,000	12,725,121
TransCanada PipeLines
3.80% 10/1/20	132,000	135,900
•6.35% 5/15/67	12,098,000	11,765,305
Williams 4.55% 6/24/24	5,800,000	5,404,034
Williams Partners 7.25% 2/1/17	6,510,000	7,178,929
#Woodside Finance 144A 8.75% 3/1/19	7,009,000	8,691,048

		309,159,649

Paper & Forest Products–0.52%
Fibria Overseas Finance 5.25% 5/12/24	4,555,000	4,536,780
Georgia-Pacific
#144A 3.60% 3/1/25	6,335,000	6,375,221
8.00% 1/15/24	13,854,000	18,447,446
International Paper
4.80% 6/15/44	490,000	502,360
6.00% 11/15/41	5,675,000	6,667,484

		36,529,291

Pharmaceuticals–0.93%
Bayer US Finance
#144A 2.375% 10/8/19	4,475,000	4,497,787
#144A 3.375% 10/8/24	2,915,000	2,972,367
Express Scripts Holding
2.25% 6/15/19	5,730,000	5,674,597
3.50% 6/15/24	12,680,000	12,660,752
Perrigo
4.00% 11/15/23	15,000,000	15,498,165
5.30% 11/15/43	2,800,000	3,103,850
Zoetis
1.875% 2/1/18	7,750,000	7,685,962

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Zoetis (continued)
3.25% 2/1/23	13,950,000	$13,784,888

		65,878,368

Real Estate Investment Trusts–2.13%
Alexandria Real Estate Equities
3.90% 6/15/23	3,580,000	3,597,821
4.50% 7/30/29	3,600,000	3,696,242
4.60% 4/1/22	6,817,000	7,261,830
American Tower Trust I
#144A 1.551% 3/15/43	9,885,000	9,776,903
#144A 3.07% 3/15/23	6,675,000	6,659,758
AvalonBay Communities 3.50% 11/15/24	4,870,000	4,878,420
CBL & Associates
4.60% 10/15/24	11,505,000	11,674,193
5.25% 12/1/23	1,285,000	1,379,269
Corporate Office Properties
3.60% 5/15/23	4,970,000	4,783,908
5.25% 2/15/24	5,560,000	5,982,254
DDR
4.75% 4/15/18	3,752,000	4,010,926
7.50% 4/1/17	1,730,000	1,939,275
7.875% 9/1/20	6,092,000	7,521,939
9.625% 3/15/16	478,000	524,879
Education Realty Operating Partnership 4.60% 12/1/24	6,595,000	6,766,219
Excel Trust 4.625% 5/15/24	3,845,000	3,997,470
Healthcare Trust of America Holdings 3.375% 7/15/21	3,405,000	3,403,781
Hospitality Properties Trust 4.50% 3/15/25	6,075,000	6,127,476
Host Hotels & Resorts
3.75% 10/15/23	11,990,000	11,981,619
4.75% 3/1/23	1,775,000	1,889,319
5.875% 6/15/19	2,475,000	2,599,940
Regency Centers
4.80% 4/15/21	2,365,000	2,578,638
5.875% 6/15/17	2,897,000	3,188,374
#Trust F 144A 5.25% 12/15/24	4,560,000	4,708,656
#WEA Finance 144A 3.75% 9/17/24	15,585,000	15,847,155
Weyerhaeuser 4.625% 9/15/23	13,438,000	14,500,381

		151,276,645

Real Estate Management & Development–0.08%
WP Carey 4.60% 4/1/24	5,270,000	5,543,692

		5,543,692

Road & Rail–0.30%
Burlington Northern Santa Fe
3.40% 9/1/24	5,810,000	5,927,908
4.90% 4/1/44	8,680,000	9,798,783

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
Norfolk Southern 3.85% 1/15/24	5,590,000	$5,888,590

		21,615,281

Semiconductors & Semiconductor Equipment–0.24%
National Semiconductor 6.60% 6/15/17	10,220,000	11,506,044
#Samsung Electronics America 144A 1.75% 4/10/17	5,285,000	5,303,947

		16,809,991

Software–0.17%
Oracle
3.40% 7/8/24	6,330,000	6,477,394
4.50% 7/8/44	5,070,000	5,520,698

		11,998,092

Specialty Retail–0.97%
Bed Bath & Beyond
4.915% 8/1/34	14,740,000	15,238,241
5.165% 8/1/44	5,775,000	6,056,179
QVC
4.375% 3/15/23	16,300,000	16,384,059
5.45% 8/15/34	7,900,000	7,731,485
#SACI Falabella 144A 4.375% 1/27/25	2,400,000	2,357,112
Signet UK Finance 4.70% 6/15/24	9,645,000	9,324,188
Target 2.30% 6/26/19	3,980,000	4,033,221
Walgreens Boots Alliance 3.80% 11/18/24	7,800,000	7,971,187

		69,095,672

Textiles, Apparel & Luxury Goods–0.11%
#INVISTA Finance 144A 4.25% 10/15/19	7,405,000	7,442,025

		7,442,025

Trading Companies & Distributors–0.08%
Ingram Micro 4.95% 12/15/24	5,390,000	5,398,710

		5,398,710

Transportation Infrastructure–0.18%
AP Moeller - Maersk
#144A 2.55% 9/22/19	3,915,000	3,930,315
#144A 3.75% 9/22/24	5,550,000	5,709,840
#DP World 144A 6.85% 7/2/37	3,000,000	3,398,340

		13,038,495

Wireless Telecommunication Services–0.94%
America Movil SAB de CV 5.00% 3/30/20	12,637,000	13,998,510
#Crown Castle Towers 144A 4.883% 8/15/20	30,655,000	33,774,569

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
#Millicom International Cellular 144A 6.625% 10/15/21	2,750,000	$2,873,750
Motorola Solutions 4.00% 9/1/24	9,215,000	9,288,941
#Turk Telekomunikasyon AS 144A 3.75% 6/19/19	2,030,000	2,042,434
#VimpelCom 144A 7.748% 2/2/21	5,705,000	4,797,905

		66,776,109

Total Corporate Bonds (Cost $2,663,347,308)		2,739,546,847

MUNICIPAL BONDS–2.19%
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bonds 6.574% 7/1/45	16,555,000	24,070,142
Massachusetts State Transportation Fund Revenue Recovery Zone Economic Development Taxable Build America Bonds 5.731% 6/1/40	6,425,000	8,413,409
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds Series A 7.102% 1/1/41	13,481,000	19,565,380
New Jersey Transportation Trust Fund Authority Transportation Program Series AA 5.00% 6/15/44	4,970,000	5,330,325
New York City, New York Series I 5.00% 8/1/22	2,260,000	2,714,689
New York Metropolitan Transportation Authority Revenue Taxable Build America Bonds Series E 6.814% 11/15/40	3,690,000	5,107,108
New York State Thruway Authority Series A 5.00% 5/1/19	3,280,000	3,755,370
New York Triborough Bridge & Tunnel Authority Revenue Taxable Build America Bond Series A2 5.45% 11/15/32	18,055,000	21,511,449
New York, New York Taxable Build America Bonds Series F-1 6.271% 12/1/37	18,710,000	24,888,042
Oregon State Taxable Pension 5.892% 6/1/27	3,475,000	4,352,055

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
San Francisco Bay Area California Toll Authority Bridge Revenue Taxable Build America Bonds Series S3 6.907% 10/1/50	11,030,000	$16,152,442
State of Maryland Local Facilities Series A 5.00% 8/1/21	3,085,000	3,732,295
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (NTE Mobility) 6.75% 6/30/43 (AMT)	2,365,000	2,884,993
University of Missouri (Curators University) Taxable Build America Bonds 5.792% 11/1/41	9,235,000	12,432,526

Total Municipal Bonds (Cost $120,406,122)		154,910,225

NON-AGENCY ASSET-BACKED SECURITIES–5.08%
AEP Texas Central Transition Funding II 5.17% 1/1/18	2,000,000	2,140,280
Ally Master Owner Trust
Series 2013-1 A2 1.00% 2/15/18	4,415,000	4,420,320
•Series 2013-2 A 0.611% 4/15/18	5,000,000	4,996,745
•Series 2014-2 A 0.531% 1/16/18	11,750,000	11,740,107
#•ALM VII Series 2012-7A A1 144A 1.651% 10/19/24	14,750,000	14,699,850
American Express Credit Account Master Trust
•Series 2013-2 A 0.581% 5/17/21	4,230,000	4,239,399
•Series 2014-1 A 0.531% 12/15/21	5,100,000	5,084,501
Series 2014-3 A 1.49% 4/15/20.	6,195,000	6,200,619
#ARL Second Series 2014-1A A1 144A 2.92% 6/15/44	5,908,794	5,869,802
Avis Budget Rental Car Funding AESOP
#Series 2011-3A A 144A 3.41% 11/20/17	4,665,000	4,831,499
#Series 2013-1A A 144A 1.92% 9/20/19	6,000,000	5,937,432
#Series 2014-1A A 144A 2.46% 7/20/20	7,920,000	7,944,702
•BA Credit Card Trust Series 2014-A3 A 0.451% 1/15/20	5,230,000	5,229,059
#California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18	1,706,547	1,714,321

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust
•Series 2006-A11 A11 0.251% 6/17/19	20,000,000	$19,934,380
•Series 2007-A2 A2 0.241% 12/16/19	6,840,000	6,800,485
•Series 2013-A2 A2 0.341% 2/15/19	3,500,000	3,500,119
•Series 2014-A3 A3 0.541% 1/18/22	8,000,000	7,991,176
•Series 2014-A4 A 0.521% 6/15/22	7,230,000	7,237,635
#•Cent CLO Series 2013-20A A 144A 1.714% 1/25/26	9,000,000	8,948,700
Chase Issuance Trust
•Series 2007-B1 B1 0.411% 4/15/19	20,592,000	20,461,488
•Series 2013-A3 A3 0.441% 4/15/20	10,000,000	9,967,060
•Series 2013-A9 A 0.581% 11/16/20	7,500,000	7,514,580
•Series 2014-A8 A 0.411% 11/15/18	6,670,000	6,670,607
#•Chesapeake Funding Series 2012-2A A 144A 0.618% 5/7/24	3,184,685	3,189,430
Citibank Credit Card Issuance Trust
•Series 2013-A4 A4 0.587% 7/24/20	4,500,000	4,507,727
•Series 2013-A7 A7 0.592% 9/10/20	750,000	749,833
Series 2014-A5 A5 2.68% 6/7/23	3,980,000	4,022,244
fCiticorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	5,708,000	5,701,915
#Dell Equipment Finance Trust
Series 2014-1 A3 144A 0.94% 6/22/20	4,420,000	4,415,607
Discover Card Execution Note Trust
Series 2012-A6 A6 1.67% 1/18/22	8,140,000	7,991,095
Series 2014-A3 A3 1.22% 10/15/19	6,875,000	6,863,271
#•Dryden XVI-Leveraged Loan CDO Series 2006-16A A1 144A 0.471% 10/20/20	6,107,750	6,054,001
#•Flagship CLO Series 2013-7A A1 144A 1.701% 1/20/26	14,000,000	13,878,200
Ford Credit Auto Owner Trust Series 2014-C A3 1.06% 5/15/19	5,140,000	5,125,156

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#Ford Credit Auto Owner Trust 2014-rev2 Series 2014-2 A 144A 2.31% 4/15/26	3,650,000	$3,659,402
GE Equipment Transportation Series 2014-1 Series 2014-1 A3 0.97% 4/23/18	3,125,000	3,122,622
Golden Credit Card Trust
#Series 2012-5A A 144A 0.79% 9/15/17	2,420,000	2,422,236
#•Series 2014-2A A 144A 0.612% 3/15/21	8,795,000	8,772,827
#GreatAmerica Leasing Receivables Series 2014-1 A3 144A 0.89% 7/15/17	5,600,000	5,597,396
#Hyundai Auto Lease Securitization Trust Series 2014-A A4 144A 1.01% 9/15/17	7,145,000	7,150,952
#•JFIN CLO Series 2014-1A A 144A 1.731% 4/20/25	9,500,000	9,427,800
#•KKR CLO Trust Series 2013-1A A1 144A 1.381% 7/15/25	10,000,000	9,722,000
#•MAPS CLO Fund II Series 2007-2A A1 144A 0.471% 7/20/22	12,802,532	12,656,583
#•MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	93,699	93,570
#•Mayport CLO Series 2006-1A A1L 144A 0.483% 2/22/20	89,219	89,014
Mid-State Trust Series 11 A1 4.864% 7/15/38	667,159	709,242
#MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22	6,750,000	6,676,587
#•Navistar Financial Dealer Note Master Trust Series 2013-2 A 144A 0.85% 9/25/18	1,000,000	1,000,995
Synchrony Credit Card Master Note Trust Series 2014-1 A 1.61% 11/15/20	6,405,000	6,381,628
#•Telos CLO Series 2013-4A A 144A 1.528% 7/17/24	11,500,000	11,290,700
#•Trade MAPS 1 Series 2013-1A A 144A 0.862% 12/10/18	3,970,000	3,975,141
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.561% 10/15/15	522,000	523,244
#•Venture XVI CLO Series 2014-16A A1L 144A 1.731% 4/15/26	12,000,000	11,924,400
•Volkswagen Auto Lease Trust 2014-a Series 2014-A A2B 0.375% 10/20/16	1,307,571	1,306,717

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Volvo Financial Equipment
#Series 2014-1A A3 144A 0.82% 4/16/18	2,530,000	$2,525,509
#Series 2014-1A B 144A 1.66% 11/16/20	4,300,000	4,262,341

Total Non-Agency Asset-Backed Securities (Cost $359,737,888)		359,864,251

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.06%
Bank of America Alternative Loan Trust Series 2005-3 2A1 5.50% 4/25/20	110,193	113,712
•Bank of America Mortgage Securities Series 2004-L 4A1 3.849% 1/25/35	335,362	330,913
#•GSMPS Mortgage Loan Trust 144A Series 1998-3 A 144A 7.75% 9/19/27	222,658	233,274
MASTR Alternative Loans Trust Series 2003-2 6A1 6.00% 3/25/33	109,555	118,164
•MASTR ARM Trust Series 2003-6 1A2 2.45% 12/25/33	223,270	222,058
#•Sequoia Mortgage Trust Series 2013-11 B1 144A 3.712% 9/25/43	3,240,362	3,154,988
•Structured ARM Loan Trust Series 2004-3AC A2 2.398% 3/25/34	137,585	138,798
♦Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18	215,274	221,192

Total Non-Agency Collateralized Mortgage Obligations (Cost $4,498,257)		4,533,099

«SENIOR SECURED LOANS–0.90%
Avago Technologies Tranche B 1st Lien 3.75% 5/6/21	9,253,500	9,240,036
Chrysler Group Tranche B 1st Lien 3.50% 5/24/17	5,873,486	5,853,575
First Data Tranche B 1st Lien 4.16% 3/24/21	15,000,000	14,819,850
Level 3 Financing Tranche B 4.00% 1/15/20	11,950,000	11,875,313
PQ 1st Lien 4.00% 8/7/17	5,939,394	5,842,879
Univision Communications Tranche C4 4.00% 3/1/20	11,789,785	11,553,989
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19	4,733,853	4,665,804

	Principal Amount°		Value (U.S. $)

«SENIOR SECURED LOANS (continued)
USI Insurance Services Tranche B 1st Lien (continued)
Total Senior Secured Loans (Cost $64,147,909)			$63,851,446

ΔSOVEREIGN BONDS–0.77%
Brazil–0.08%
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	2,859,000	972,813
10.00% 1/1/21	BRL	13,679,000	4,400,288

			5,373,101

Chile–0.06%
Chile Government International Bond 5.50% 8/5/20	CLP	2,274,000,000	3,947,745

			3,947,745

Colombia–0.12%
Colombia Government International Bond
4.375% 3/21/23	COP	2,910,000,000	1,073,599
5.625% 2/26/44		2,200,000	2,486,000
9.85% 6/28/27	COP	2,580,000,000	1,360,373
Republic of Colombia 4.00% 2/26/24		3,800,000	3,895,000

			8,814,972

Costa Rica–0.03%
Costa Rica Government International Bond 5.625% 4/30/43		3,000,000	2,497,500

			2,497,500

Guatemala–0.03%
#Republic of Guatemala 144A 5.75% 6/6/22		2,000,000	2,174,500

			2,174,500

Hungary–0.05%
Hungary Government International Bond 5.375% 3/25/24		3,200,000	3,472,000

			3,472,000

Indonesia–0.11%
Indonesia Government 7.875% 4/15/19	IDR	31,801,000,000	2,590,170
#Indonesia Government International Bond 144A 5.875% 1/15/24		4,379,000	4,959,217

			7,549,387

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund

Schedule of Investments (continued)

		Principal	Value
		Amount°	(U.S. $)

rSOVEREIGN BONDS (continued)
Kazakhstan–0.05%
#Kazakhstan Government International Bond 144A 4.875% 10/14/44		4,262,000	$3,910,385

			3,910,385

Mexico–0.02%
Mexican Bonos 10.00% 12/5/24	MXN	15,321,000	1,362,726

			1,362,726

Pakistan–0.07%
#Pakistan Government International Bond 144A 7.25% 4/15/19		4,719,000	4,811,021

			4,811,021

Peru–0.04%
#Peruvian Government International Bond 144A 5.70% 8/12/24	PEN	9,038,000	3,028,587

			3,028,587

Philippines–0.00%
Philippine Government International Bond 6.25% 1/14/36	PHP	10,000,000	252,093

			252,093

Senegal–0.02%
#Senegal Government International Bond 144A 6.25% 7/30/24		1,300,000	1,245,010

			1,245,010

South Africa–0.07%
South Africa Government Bond
6.75% 3/31/21	ZAR	13,760,000	1,140,057
8.00% 1/31/30	ZAR	45,185,000	3,795,954

			4,936,011

Sweden–0.00%
Sweden Government Bond
1.50% 11/13/23	SEK	645,000	87,713
2.50% 5/12/25	SEK	30,000	4,443
3.00% 7/12/16	SEK	1,270,000	170,305

			262,461

Zambia–0.02%
#Zambia Government International Bond 144A 8.50% 4/14/24		1,000,000	1,097,075

			1,097,075

Total Sovereign Bonds (Cost $57,041,592)			54,734,574

		Principal	Value
		Amount°	(U.S. $ )

SUPRANATIONAL BANKS–0.09%
European Bank for Reconstruction & Development 6.00% 3/3/16	INR	158,700,000	$2,507,201
Inter-American Development Bank 7.25% 7/17/17	IDR	20,780,000,000	1,671,041
International Bank for Reconstruction & Development 4.625% 10/6/21	NZD	2,338,000	1,871,632

Total Supranational Banks (Cost $6,190,776)			6,049,874

U.S. TREASURY OBLIGATIONS–12.30%
U.S. Treasury Bonds
3.00% 11/15/44		4,130,000	4,341,663
3.125% 8/15/44		189,775,000	204,349,151
U.S. Treasury Notes
0.10% 7/31/16		172,100,000	172,110,154
1.50% 11/30/19		274,085,000	272,371,969
2.25% 11/15/24		124,215,000	125,068,978
¥2.375% 8/15/24		92,280,000	93,995,854

Total U.S. Treasury Obligations (Cost $854,735,882)			872,237,769

		Number of Shares

PREFERRED STOCK–0.32%
Alabama Power 5.625%		137,242	3,437,912
•Integrys Energy Group 6.00%		285,850	7,632,195
National Retail Properties 5.70%		147,630	3,580,027
Public Storage 5.20%		125,605	2,882,635
•Regions Financial 6.375%		190,400	4,836,160

Total Preferred Stock (Cost $21,960,358)			22,368,929

MONEY MARKET FUND–1.32%
Dreyfus Treasury & Agency Cash Management - Institutional Shares		93,292,130	93,292,130

Total Money Market Fund (Cost $93,292,130)			93,292,130

		Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–20.61%
Certificates of Deposit–5.42%
Abbey National Treasury Services 0.50% 10/15/15		7,250,000	7,247,079

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund

Schedule of Investments (continued)

	Principal	Value
	Amount°	(U.S. $)

SHORT-TERM INVESTMENTS (continued)
Certificates of Deposit (continued)
Banco Estado Chile
0.20% 2/5/15	33,500,000	$33,499,997
0.39% 11/16/15	9,750,000	9,751,701
Bank of Montreal Chicago
0.18% 2/9/15	25,000,000	25,000,553
0.23% 5/13/15	37,000,000	36,995,893
Bank of Nova Scotia Houston 0.21% 5/18/15	40,000,000	39,998,460
BNP Paribas New York Branch 0.51% 11/16/15	7,250,000	7,246,755
Branch Banking & Trust 0.14% 2/3/15	50,000,000	49,998,585
HSBC Bank USA 0.23% 3/19/15	40,000,000	40,002,588
Lloyds TSB Bank New York 0.47% 10/16/15	9,750,000	9,749,183
Nordea Bank Finland New York 0.14% 1/26/15	30,000,000	30,000,432
Standard Chartered Bank New York 0.19% 3/11/15	27,500,000	27,497,861
Toronto Dominion Bank New York
0.11% 1/8/15	17,000,000	16,999,963
0.18% 5/19/15	50,000,000	49,998,065

		383,987,115

≠Discounted Commercial Paper–15.19%
Abbey National North America 0.10% 1/2/15	65,000,000	64,999,910
Abbott Laboratories 0.10% 2/10/15	8,100,000	8,099,151
American Honda Finance 0.26% 2/18/15	55,000,000	54,988,395
BMW US Capital
0.11% 1/30/15	44,590,000	44,584,426
0.12% 1/12/15	11,535,000	11,534,501
BNP Paribas Canada 0.26% 1/5/15	74,000,000	73,998,764
Brown University
0.09% 2/17/15	11,780,000	11,778,940
0.10% 1/15/15	6,000,000	5,999,760
Coca-Cola 0.14% 3/18/15	50,000,000	49,985,030
Cornell University
0.10% 1/6/15	15,000,000	14,999,850
0.10% 1/22/15	10,000,000	9,999,500
0.10% 1/28/15	4,700,000	4,699,624

	Principal	Value
	Amount°	(U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
Credit Agricole CIB New York 0.06% 1/5/15	65,000,000	$64,999,369
Danaher 0.24% 1/12/15	61,500,000	61,497,337
DNB Bank ×0.165% 1/6/15	30,000,000	29,999,451
General Electric Capital 0.38% 1/27/15	55,000,000	54,997,113
HSBC USA
0.20% 1/12/15	15,000,000	14,999,519
0.24% 4/20/15	5,000,000	4,996,583
John Deere Bank 0.11% 1/6/15	11,000,000	10,999,761
John Deere Financial 0.10% 1/14/15	5,600,000	5,599,717
JPMorgan Securities 0.46% 4/9/15	55,000,000	54,969,299
KFW 0.24% 1/5/15	65,000,000	64,999,097
Koch Resources
0.14% 1/6/15	15,000,000	14,999,749
0.24% 1/15/15	50,000,000	49,997,915
Leland Stanford Junior University 0.10% 2/24/15	10,990,000	10,988,681
Lloyds Bank 0.33% 1/5/15	65,000,000	64,999,187
National Australian Bank 0.19% 3/30/15	50,000,000	49,985,290
PNC Bank 0.281% 7/13/15	25,000,000	24,955,003
Scotiabanc 0.12% 1/9/15	25,000,000	24,999,187
Siemens Capital 0.13% 1/5/15	18,170,000	18,169,747
Standard Chartered Bank 0.42% 2/17/15	29,880,000	29,874,105
Toyota Motor Credit 0.15% 3/17/15	50,000,000	49,985,680
Yale University
0.09% 1/15/15	12,500,000	12,499,479
0.11% 1/7/15	2,000,000	1,999,961

		1,077,179,081

Total Short Term Investments (Cost $1,461,169,131)		1,461,166,196

TOTAL VALUE OF SECURITIES–119.58% (Cost $8,329,252,007)	$8,475,988,949
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(19.58%)	(1,387,644,937)

NET ASSETS APPLICABLE TO 509,867,587 SHARES OUTSTANDING–100.00%	$7,088,344,012

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund

Schedule of Investments (continued)

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $1,131,525,091, which represents 15.96% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

r	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $6,743,195, which represents 0.10% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2014.

×

Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2014, the aggregate value of these securities was $29,999,451, which represented 0.42% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2014.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	MXN	(39,754,666)	USD	2,767,708	1/9/15	$74,743
DB	NZD	(3,974,958)	USD	3,095,121	1/9/15	(2,640)
TD	BRL	(13,597,583)	USD	5,173,134	1/9/15	69,300
TD	ZAR	(50,435,227)	USD	4,343,742	1/9/15	(10,996)
UBS	COP	(4,442,008,110)	USD	1,918,794	1/9/15	59,046

						$189,453

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund

Schedule of Investments (continued)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
819	U.S. Treasury 10 yr Notes	$103,964,167	$103,846,641	3/24/15	$(117,527)
(2,496)	U.S. Treasury 5 yr Notes	(296,956,752)	(296,848,500)	4/1/15	108,252
794	U.S. Treasury Long Bonds	113,110,098	114,782,625	3/24/15	1,672,527

		$(79,882,487)			$1,663,252

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

AMT–Subject to Alternative Minimum Tax

ARM–Adjustable Rate Mortgage

BRL–Brazilian Real

CLP–Chilean Peso

COP–Colombian Peso

DB–Deutsche Bank

GBP–British Pound Sterling

GNMA–Government National Mortgage Association

GSMPS–Goldman Sachs Reperforming Mortgage Securities

IDR–Indonesia Rupiah

INR–Indian Rupee

MASTR–Mortgage Asset Securitization Transaction, Inc.

MXN–Mexican Peso

NZD–New Zealand Dollar

PEN–Peruvian Nuevo Sol

PHP–Philippine Peso

REMIC–Real Estate Mortgage Investment Conduit

S.F.–Single Family

SEK–Swedish Krona

TBA–To be announced

TD–Toronto Dominion Bank

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments, at value	$7,014,822,753
Short-term investments, at value	1,461,166,196
Receivables for securities sold	864,310,533
Dividends and interest receivable	42,244,994
Receivables for fund shares sold	2,818,586
Net unrealized appreciation from open futures contracts	1,663,252
Foreign currencies collateral	1,514,980
Foreign currencies, at value	597,835
Unrealized gain on foreign currency exchange contracts	203,089
Cash	141,532

TOTAL ASSETS	9,389,483,750

LIABILITIES:
Payable for securities purchased	2,291,834,731
Payables for fund shares redeemed	3,237,973
Due to broker	3,165,764
Due to manager and affiliates	1,837,309
Distribution payable	822,554
Accrued expenses payable	224,654
Unrealized loss on foreign currency exchange contracts	13,636
Other liabilities	3,117

TOTAL LIABILITIES	2,301,139,738

TOTAL NET ASSETS	$7,088,344,012

Investments, at cost	$6,868,082,876
Short-term investments, at cost	1,461,169,131
Foreign currencies, at cost	645,057

Standard Class :
Net Assets	$4,304,241,000
Shares Outstanding	309,596,158
Net Asset Value	$13.903

Service Class :
Net Assets	$2,784,103,012
Shares Outstanding	200,271,429
Net Asset Value	$13.902

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$6,932,861,046
Undistributed net investment income	13,290,331
Accumulated net realized loss on investments	(6,285,369)
Net unrealized appreciation of investments and derivatives	148,478,004

Total net assets	$7,088,344,012

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Interest	$176,000,533
Dividends	1,199,431

177,199,964

EXPENSES:
Management fees	20,990,243
Distribution fees-Service Class	9,458,896
Accounting and administration expenses	1,633,443
Reports and statements to shareholders	435,689
Professional fees	164,133
Trustees’ fees and expenses	138,116
Custodian fees	98,812
Pricing fees	75,932
Consulting fees	7,397
Other	71,279

Total operating expenses	33,073,940

NET INVESTMENT INCOME	144,126,024

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	126,290,632
Foreign currencies	133,531
Foreign currency exchange contracts	(692,223)
Futures contracts	(3,527,558)
Swap contracts	(330,304)

Net realized gain	121,874,078

Net change in unrealized appreciation (depreciation) of:
Investments	132,472,813
Foreign currencies	(277,904)
Foreign currency exchange contracts	61,412
Futures contracts	(17,811,836)
Swap contracts	(61,730)

Net change in unrealized appreciation (depreciation)	114,382,755

NET REALIZED AND UNREALIZED GAIN	236,256,833

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$380,382,857

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund

Statements of Changes in Net Assets

Year Ended
12/31/14		12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$144,126,024	$113,425,784
Net realized gain (loss)	121,874,078	(93,951,051)
Net change in unrealized appreciation (depreciation)	114,382,755	(156,895,019)

Net increase (decrease) in net assets resulting from operations	380,382,857	(137,420,286)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(87,442,224)	(66,847,062)
Service Class	(47,244,963)	(37,135,378)
Net realized gain:
Standard Class	(22,953,402)	(39,032,879)
Service Class	(14,908,261)	(29,367,547)
Return of capital:
Standard Class	—	(1,588,384)
Service Class	—	(1,093,573)

	(172,548,850)	(175,064,823)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	962,008,466	1,752,791,955
Service Class	329,219,099	409,018,073
Net asset value of shares issued upon reinvestment of dividend and distributions:
Standard Class	110,395,626	107,468,325
Service Class	62,153,224	67,596,497

	1,463,776,415	2,336,874,850

Cost of shares redeemed:
Standard Class	(620,887,855)	(402,578,915)
Service Class	(257,761,815)	(228,160,172)

	(878,649,670)	(630,739,087)

Increase in net assets derived from capital share transactions	585,126,745	1,706,135,763

NET INCREASE IN NET ASSETS	792,960,752	1,393,650,654
NET ASSETS:
Beginning of year	6,295,383,260	4,901,732,606

End of year	$7,088,344,012	$6,295,383,260

Undistributed (distributions in excess of) net investment income	$13,290,331	$(2,605,756)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Standard Class
	12/31/14	12/31/13	Year Ended 12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$13.466	$14.212	$13.916	$13.695	$13.322

Income (loss) from investment operations:
Net investment income[1]	0.315	0.303	0.345	0.427	0.514
Net realized and unrealized gain (loss)	0.488	(0.634)	0.571	0.611	0.617

Total from investment operations	0.803	(0.331)	0.916	1.038	1.131

Less dividends and distributions from:
Net investment income	(0.290)	(0.247)	(0.290)	(0.479)	(0.479)
Net realized gain	(0.076)	(0.162)	(0.330)	(0.338)	(0.279)
Return of capital	—	(0.006)	—	—	—

Total dividends and distributions	(0.366)	(0.415)	(0.620)	(0.817)	(0.758)

Net asset value, end of period	$13.903	$13.466	$14.212	$13.916	$13.695

Total return[2]	5.97%	(2.31%)	6.61%	7.64%	8.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,304,241	$3,728,463	$2,448,509	$1,301,203	$1,238,884
Ratio of expenses to average net assets	0.35%	0.37%	0.38%	0.39%	0.39%
Ratio of net investment income to average net assets	2.25%	2.18%	2.41%	3.03%	3.68%
Portfolio turnover	426%	431%	366%	379%	312%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Service Class
	12/31/14	12/31/13	Year Ended 12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$13.466	$14.212	$13.916	$13.697	$13.324

Income (loss) from investment operations:
Net investment income[1]	0.265	0.255	0.294	0.377	0.465
Net realized and unrealized gain (loss)	0.489	(0.635)	0.571	0.610	0.617

Total from investment operations	0.754	(0.380)	0.865	0.987	1.082

Less dividends and distributions from:
Net investment income	(0.242)	(0.198)	(0.239)	(0.430)	(0.430)
Net realized gain	(0.076)	(0.162)	(0.330)	(0.338)	(0.279)
Return of capital	—	(0.006)	—	—	—

Total dividends and distributions	(0.318)	(0.366)	(0.569)	(0.768)	(0.709)

Net asset value, end of period	$13.902	$13.466	$14.212	$13.916	$13.697

Total return[2]	5.60%	(2.64%)	6.24%	7.26%	8.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,784,103	$2,566,920	$2,453,224	$2,019,708	$1,585,251
Ratio of expenses to average net assets	0.70%	0.72%	0.73%	0.74%	0.74%
Ratio of net investment income to average net assets	1.90%	1.83%	2.06%	2.68%	3.33%
Portfolio turnover	426%	431%	366%	379%	312%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income consistent with a prudent investment strategy.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from

LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

that which is due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of average daily net assets in excess of $400 million.

Delaware Investments Fund Advisers (DIFA), a series of the Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets to DIFA for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$274,568
Legal fees	75,788

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$1,837,309
Distribution fees payable to LFD	822,554

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Delaware Bond Fund–30

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$18,718,177,024
Purchases of U.S. government securities	8,783,125,094
Sales other than U.S. government securities	17,940,510,853
Sales of U.S. government securities	8,936,575,817

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$8,331,428,602

Aggregate unrealized appreciation	$174,798,464
Aggregate unrealized depreciation	(30,238,117)

Net unrealized appreciation	$144,560,347

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Delaware Bond Fund–31

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Agency Collateralized Mortgage Obligations	$—	$100,976,245	$—	$100,976,245
Agency Mortgage-Backed Securities	—	2,142,637,385	—	2,142,637,385
Agency Obligations	—	39,054,538	—	39,054,538
Commercial Mortgage-Backed Securities	—	360,765,441	—	$360,765,441
Corporate Bonds	—	2,739,546,847	—	2,739,546,847
Municipal Bonds	—	154,910,225	—	154,910,225
Non-Agency Asset-Backed Securities	—	351,091,424	8,772,827	359,864,251
Non-Agency Collateralized Mortgage Obligations	—	4,533,099	—	4,533,099
Senior Secured Loans	—	63,851,446	—	63,851,446
Sovereign Bonds	—	54,734,574	—	54,734,574
Supranational Banks	—	6,049,874	—	6,049,874
U.S. Treasury Obligations	—	872,237,769	—	872,237,769
Preferred Stock	22,368,929	—	—	22,368,929
Money Market Fund	93,292,130	—	—	93,292,130
Short-Term Investments	—	1,461,166,196	—	1,461,166,196

Total	$115,661,059	$8,351,555,063	$8,772,827	$8,475,988,949

Foreign Currency Exchange Contracts	$—	$189,453	$—	$189,453

Futures Contracts	$1,663,252	$—	$—	$1,663,252

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2014 and 2013 was as follows:

	Year Ended

	12/31/14	12/31/13
Ordinary income	$172,548,850	$163,639,743
Long-term capital gains	—	8,743,123
Return of capital	—	2,681,957

Total	$172,548,850	$175,064,823

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$6,932,861,046
Undistributed ordinary income	16,495,994
Undistributed long-term capital gains	3,890,328
Other temporary differences	(9,411,106)
Unrealized appreciation	144,507,750

Net assets	$7,088,344,012

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax deferral of losses on straddles, tax treatment of mark-to-market of futures contracts and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, contingent payment debt instruments, paydown

LVIP Delaware Bond Fund–32

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

gain (loss) on asset- and mortgage-backed securities, foreign capital gain taxes and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$6,457,250	$(6,457,250)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

At December 31, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act. In 2014, the Fund utilized $60,019,663 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended

	12/31/14	12/31/13
Shares sold:
Standard Class	69,094,089	125,601,799
Service Class	23,613,570	29,402,379
Shares issued upon reinvestment of dividends and distributions:
Standard Class	7,960,458	7,973,237
Service Class	4,481,450	5,021,306

	105,149,567	167,998,721

Shares redeemed:
Standard Class	(44,340,711)	(28,971,607)
Service Class	(18,451,826)	(16,414,336)

	(62,792,537)	(45,385,943)

Net increase	42,357,030	122,612,778

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract

LVIP Delaware Bond Fund–33

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2014, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk. The Fund did not enter into any written option transactions during the year ended December 31, 2014.

Swap Contracts–The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at December 31, 2014.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller

LVIP Delaware Bond Fund–34

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by trading these instruments through a central counterparty. No CDS contracts were outstanding at December 31, 2014.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Forward currency exchange contracts (Foreign- currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$203,089	Unrealized loss on foreign currency exchange contracts	$(13,636)
Interest rate contracts (Future contracts)	Net unrealized appreciation from open futures contracts	1,780,779	Net unrealized appreciation from open futures contracts	(117,527)

Total		$1,983,868		$(131,163)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(692,223)	$61,412
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,527,558)	(17,811,836)
Credit and interest rate contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(330,304)	(61,730)

Total		$(4,550,085)	$(17,812,154)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	3,525,441	USD	8,407,485
Futures contracts (average notional value)		149,938,451		516,045,140
Options contracts (average notional value)		2,068		—
CDS Contracts (average notional value)*	EUR	701,739	EUR	—
CDS Contracts (average notional value)*	USD	6,856,838	USD	—

*Long represents buying protection and short represents selling protection.

At December 31, 2014, the Fund posted U.S. Treasury Obligations with a value of $1,824,105, $3,165,764 cash due to broker and $1,514,980 foreign currencies as collateral for futures contracts.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including

LVIP Delaware Bond Fund–35

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2014, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Assets
Foreign Currency Exchange Contracts	$203,089	$(13,636)	$189,453
Futures Contracts[1]	1,663,252	—	1,663,252
Total	$1,866,341	$(13,636)	$1,852,705

		Gross Amounts Not Offset in the Statement Assets and Liabilities

	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[2]
Deutsche Bank	$72,103	$—	$—	$72,103
Toronto Dominion Bank	58,304	—	—	58,304
Union Bank of Switzerland	1,722,298	—	—	1,722,298
Total	$1,852,705	$—	$—	$1,852,705

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities
Foreign Currency Exchange Contracts	$(13,636)	$13,636	$-

1Net amount as disclosed in the Statement of Asset and Liabilities.

2Net amount represents the net amount receivable from the counterparty in the event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under

LVIP Delaware Bond Fund–36

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Lincoln Investment Advisors Corporation, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Bond Fund–37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Delaware Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Delaware Bond Fund–38

LVIP Delaware Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

LVIP Delaware Bond Fund–39

LVIP Delaware Bond Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the LVIP Delaware Bond Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser and considered Delaware’s statement that it does not charge a lower fee to other funds or similar clients receiving comparable services. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and the Subadvisory Agreement for the Fund are fair and reasonable, and that the continuation of each Agreement is in the best interests of the Fund.

LVIP Delaware Bond Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Delaware Bond Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Delaware Bond Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Bond Fund–43

LVIP Delaware Diversified Floating Rate Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Delaware Diversified Floating Rate Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.62% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Floating Rate Composite Index1, returned 0.92%; and its broad-based benchmark index, the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index2, returned 0.23%.

Calendar year 2014 started with long-dated interest rates higher than where they ended the year. A general sell-off of commodities during the second half of the year, coupled with waning growth in certain emerging markets and Europe, resulted in heightened concerns about deflation. Even domestically consumer prices were trending lower as wage pressures remained well contained. Geopolitical risks continued to be present, yet investors seemed apathetic to the potential risks associated with an escalation of violence in the eastern part of Ukraine and ISIS led aggression in the Middle East. This indifference can, in part, be observed in the equity market’s performance where the S&P500® Index3 generated a double digit return for the year after an impressive 2013. Arguably, the most fundamental factor driving markets during the latter part of the year was the developing dispersion between global central bank policies. While the U.S. Federal Reserve (Fed) has been moving steadily towards a more restrictive, higher rate policy, central banks in Japan and the euro zone have been increasingly accommodative. After years of consistent central bank policies globally, divergence of policies has introduced substantial currency volatility and this has added volatility into all parts of the financial markets. During the fourth quarter, the Fed ended its third round of quantitative easing (QE) and maintained its “patient” conversation about a second or third quarter 2015 start to a tightening regime.

Since early October, the fall in oil prices has pressured a specific and meaningful part of the corporate bond market and this pressure has spread to other parts of the credit markets. Credit spreads closed 2014 at levels near the highs for the year and fears of some defaults in high yield oil/commodity companies increased. Since the summer months the dollar has been strong across almost all markets, which pressured some emerging market economies that have taken advantage of markets soaked with liquidity and issued external debt.

These issues are real, but it is important to remember that stress can also present opportunities in solid, fundamentally attractive corporate issues. It is also critical to consider the potential that large QE in Japan and Europe could create another wave of financial asset inflation, even without a true recovery in economic growth. Still, the QE transmission mechanism is, by definition, closer to failing every day, and the negative impact from a future withdrawal from QE could be much worse than the fundamental benefits to date.

After what many have now concluded was a weather induced slowdown for the U.S. economy during the first quarter, U.S. economic indicators showed generally stronger results as the year progressed. Data for employment, consumer demand, and manufacturing were solid; housing was more mixed, however. Although the momentum during the second half of the year may have slowed somewhat, we are continuing to observe solid economic data entering 2015. Gross domestic product growth (GDP) for the third quarter of 2014 was 5.0%, according to the U.S. Commerce Department. While core inflation was slightly higher during the quarter, headline prices were lower as falling energy prices provided an important dampening impact. Although the Fed continued its unchanged policy target range of zero to 0.25% (which has been in place since December 2008), the Fed’s actions during the fourth quarter moved policy towards a more restrictive bias as QE ended and the reference to “considerable time” was softened. The market is now on alert for a clearer picture of the ultimate timing of an initial increase in short-term rates and seems prepared for a mid-2015 liftoff. (Data: Bloomberg.)

As we enter 2015, U.S. economic growth has been looking better. The outcome on the fundamental, economic front will be the key determinant to the outlook for market yields, spreads, and the Fed. A sustained return to real GDP growth of 3 to 4% over the next several years would likely create a true sea change for rates and the Fed. However, the return to this rate of growth has been the undelivered promise for each of the last 4 or 5 years. Even the Fed’s annual forecasts have generally been optimistic on growth only to turn far more pessimistic as the forecasted period approaches. Today, the Fed’s intermediate term forecast for GDP growth is centered at 2.5%. In the long term, this may turn out to be relatively optimistic given that demographics have become far less supportive of growth across most developed global economies. The demographic headwind alone could mean that 2-to-3% GDP growth would be a “best case” scenario over the intermediate term. If one also factors in the boost that growing indebtedness has given to developed world growth in recent decades, then the likely headwind from a current debt overhang could, potentially, push expected GDP growth below 2% over the next one to two decades. This, (much like the 3-to-4% example above), could have a major impact on intermediate term returns in fixed income. Inflation, real rate levels, risk premiums, and again, Fed policy trends could all be changed by a low growth environment.

Portfolio Discussion

Despite 2014 being a year where interest rates generally closed lower than the beginning of the year and risk premiums increased, most asset classes within the portfolio generated a positive return. However, higher beta sectors such as emerging markets were negatively impacted by the observed increase in market volatility.

Investment grade corporate credit was positive across all four major sectors. Within these sectors, Financials was the strongest performing sector on total return basis, followed by Non-corporates, Utilities and Industrials.

Double-B rated investments was the strongest performing category by rating for the portfolio. This was, in part, due to the portfolio’s exposure to the bank loan market where income played a significant role in offsetting price depreciation in the asset class. High yield corporate bonds were still positive but underperformed the portfolio’s loan investments.

After a strong start to the year the Fund’s investments in emerging markets generated a slight negative total return. The sell-off was in part due to lower commodity prices, heightened risks within the Russian economy, as well as weaker data out of China.

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund

2014 Annual Report Commentary (continued)

Structured products continued to provide a good source of liquidity but experienced little in the way of price appreciation during the year.

The coming year will likely bring an increase in volatility as monetary policies result in a changing investment landscape. With that said, fundamentals away from the energy sector will argue for a continuation of the overweight to credit. However, we will be paying very close attention to commodity prices and yield curves that, at this point, are indicating that global demand could be ebbing.

J. David Hillmeyer

Paul Grillo

Roger A. Early

Adam H. Brown

Delaware Investments Fund Advisers

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Floating Rate Fund on 5/3/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,699 for the Standard Class shares and to $10,575 for the Service Class shares. For comparison, look at how the Floating Rate Composite Index and the Bank of America Merrill Lynch USD LIBOR 3-Month Index did over the same period. The same $10,000 investment would have increased to $11,025 and $10,158, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+	0.62%
Inception (5/3/10)	+	1.46%

Service Class Shares
One Year	+	0.36%
Inception (5/3/10)	+	1.20%

1 The Floating Rate Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser.

2 The Bank of America Merrill Lynch USD LIBOR 3-Month Index represents the London intrabank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of the interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

3 The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Diversified Floating Rate Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, include their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Diversified Floating Rate Fund, the repayment of capital from the LVIP Delaware Diversified Floating Rate Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2015 Delaware Management Holdings, Inc.

LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$994.70	0.63%	$3.17
Service Class Shares	1,000.00	993.40	0.88%	4.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.03	0.63%	$3.21
Service Class Shares	1,000.00	1,020.77	0.88%	4.48

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.11%
Convertible Bonds	0.25%
Convertible Preferred Stock	0.04%
Corporate Bonds	72.90%
Aerospace & Defense	0.69%
Air Freight & Logistics	0.11%
Airlines	0.19%
Auto Components	0.36%
Automobiles	3.10%
Beverages	3.24%
Biotechnology	0.06%
Capital Markets	1.87%
Chemicals	0.94%
Commercial Banks	8.88%
Commercial Services & Supplies	0.12%
Communications Equipment	1.14%
Computers & Peripherals	1.58%
Construction & Engineering	0.01%
Construction Materials	0.28%
Consumer Finance	2.87%
Containers & Packaging	0.17%
Diversified Financial Services	7.22%
Diversified Telecommunication Services	3.57%
Electric Utilities	5.94%
Electronic Equipment, Instruments & Components	0.28%
Energy Equipment & Services	0.12%
Food Products	1.35%
Health Care Equipment & Supplies	1.28%
Health Care Providers & Services	0.55%
Hotels, Restaurants & Leisure	0.60%
Independent Power Producers & Energy Traders	0.11%

Security Type/Sector	Percentage of Net Assets
Industrial Conglomerates	0.09%
Insurance	3.72%
Internet Software & Services	1.12%
IT Services	0.88%
Machinery	0.38%
Media	2.06%
Metals & Mining	0.63%
Multi-Utilities	0.98%
Oil, Gas & Consumable Fuels	5.58%
Paper & Forest Products	0.23%
Pharmaceuticals	4.09%
Real Estate Investment Trusts	1.35%
Real Estate Management & Development	0.09%
Road & Rail	1.14%
Semiconductors & Semiconductor Equipment	0.16%
Software	1.43%
Specialty Retail	1.08%
Trading Companies & Distributors	0.08%
Wireless Telecommunication Services	1.18%
Municipal Bonds	2.31%
Non-Agency Asset-Backed Securities	10.29%
Senior Secured Loans	10.65%
Sovereign Bonds	0.77%
Preferred Stock	0.30%
Money Market Fund	2.67%
Total Value of Securities	101.29%
Liabilities Net of Receivables and Other Assets	(1.29%)
Total Net Assets	100.00%

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets

December 31, 2014

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.11%
Fannie Mae Connecticut Avenue Securities
•Series 2014-C02 1M1 1.12% 5/25/24	1,932,573	$1,896,615
•Series 2014-C03 1M1 1.37% 7/25/24	1,438,311	1,425,019
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	4,684	5,302
•Series 2005-106 QF 0.68% 12/25/35	1,931,240	1,950,305
•Series 2006-40 F 0.47% 5/25/36	182,883	183,206
Freddie Mac REMICs
•Series 3152 JF 0.611% 8/15/35	178,105	179,347
•Series 3311 VF 0.401% 5/15/37	377,008	377,223
•Series 3780 LF 0.561% 3/15/29	33,859	33,904
•Series 3800 AF 0.661% 2/15/41	573,705	578,517
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2014-DN1 M1 1.17% 2/25/24	1,626,263	1,616,510
•Series 2014-DN2 M1 1.02% 4/25/24	3,530,120	3,503,704
•GNMA Series 2010-46 MF 0.561% 5/16/34	452,642	455,545

Total Agency Collateralized Mortgage Obligations (Cost $12,258,508)		12,205,197

CONVERTIBLE BONDS–0.25%
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	150,000	158,250
#Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18	207,000	196,391
Chesapeake Energy 2.50% exercise price $47.77, expiration date 5/15/37	21,000	20,501
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	23,000	28,592
Energy XXI Bermuda 3.00% exercise price $40.40, expiration date 12/13/18	206,000	62,315
fGeneral Cable 4.50% exercise price $34.88, expiration date 11/15/29	83,000	60,227

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Jefferies Group 3.875% exercise price $45.06, expiration date 10/31/29	175,000	$181,453
#Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43	38,000	42,038
fMeritor 4.00% exercise price $26.73, expiration date 2/12/27	110,000	118,663
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/15/15	150,000	177,375
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	42,000	177,713
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	323,000	323,606
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	200,000	255,250
RTI International Metals 1.625% exercise price $40.72, expiration date 10/10/19	80,000	78,150
SanDisk 1.50% exercise price $51.36, expiration date 8/11/17	199,000	383,075
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21	184,000	179,631
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	190,000	136,681
#TPG Specialty Lending 144A 4.50% exercise price $25.83, expiration date 12/15/19	76,000	74,290
#Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43	126,000	113,085

Total Convertible Bonds (Cost $2,604,551)		2,767,286

	Number of Shares

CONVERTIBLE PREFERRED STOCK–0.04%
ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	1,875	33,340
#Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49	87	89,284

LVIP Delaware Diversified Floating Rate Fund—5

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)
Crown Castle International 4.50% exercise price $91.22, expiration date 11/1/16	1,120		$115,349
@Dynegy 5.375% exercise price $38.75, expiration date 11/1/17	490		49,980
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	1,623		76,281
Maiden Holdings 7.25% exercise price $15.39, expiration date 9/15/16	850		41,072
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	520		21,808

Total Convertible Preferred Stock (Cost $480,908)		427,114

	Principal Amount°

CORPORATE BONDS–72.90%
Aerospace & Defense–0.69%
•Rockwell Collins 0.591% 12/15/16	7,610,000		7,614,924

			7,614,924

Air Freight & Logistics–0.11%
#Aviation Capital Group 144A 6.75% 4/6/21	1,095,000		1,245,563

			1,245,563

Airlines–0.19%
¿American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	645,000		648,225
¿United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26	495,000		502,425
¿United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26	885,000		891,638

			2,042,288

Auto Components–0.36%
Delphi 6.125% 5/15/21	760,000		830,300
#TRW Automotive 144A 4.45% 12/1/23	3,060,000		3,082,950

			3,913,250

Automobiles–3.10%
Daimler Finance North America
#•144A 0.572% 8/1/17	6,340,000		6,326,153
#•144A 0.588% 3/10/17	5,400,000		5,392,165
General Motors 3.50% 10/2/18	865,000		886,625
•PACCAR Financial 0.835% 12/6/18	5,850,000		5,889,411

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Automobiles (continued)
Toyota Motor Credit 2.00% 10/24/18	6,700,000	$6,770,859
#•Volkswagen International Finance 144A 0.672% 11/18/16	8,755,000	8,780,057

		34,045,270

Beverages–3.24%
•Anheuser-Busch InBev Finance 0.632% 2/1/19	9,060,000	9,021,803
•Coca-Cola 0.332% 11/1/16	5,000,000	5,004,030
Constellation Brands 4.25% 5/1/23	230,000	228,850
PepsiCo
•0.444% 2/26/16	4,925,000	4,932,043
4.50% 1/15/20	2,000,000	2,205,658
Pernod-Ricard
#144A 2.95% 1/15/17	5,450,000	5,578,882
#144A 5.75% 4/7/21	1,725,000	1,984,112
#•SABMiller Holdings 144A 0.922% 8/1/18	6,520,000	6,546,393

		35,501,771

Biotechnology–0.06%
Genzyme 3.625% 6/15/15	700,000	709,746

		709,746

Capital Markets–1.87%
•Bank of New York Mellon 0.719% 9/11/19	6,470,000	6,468,214
Goldman Sachs Group
•1.433% 4/30/18	2,290,000	2,318,746
6.15% 4/1/18	1,215,000	1,364,347
Jefferies Group 5.125% 1/20/23	1,695,000	1,725,820
Lazard Group
4.25% 11/14/20	1,805,000	1,904,847
6.85% 6/15/17	915,000	1,019,158
Morgan Stanley
•1.483% 2/25/16	2,370,000	2,389,846
•1.514% 4/25/18	3,265,000	3,319,630

		20,510,608

Chemicals–0.94%
Celanese US Holdings 4.625% 11/15/22	1,235,000	1,228,825
CF Industries
6.875% 5/1/18	1,240,000	1,410,729
7.125% 5/1/20	500,000	596,357
Dow Chemical 8.55% 5/15/19	475,000	591,097
Eastman Chemical 2.70% 1/15/20	1,105,000	1,112,550
Methanex 4.25% 12/1/24	1,095,000	1,092,405
#OCP 144A 5.625% 4/25/24	2,355,000	2,481,581

LVIP Delaware Diversified Floating Rate Fund—6

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
PPG Industries 2.30% 11/15/19	915,000	$912,013
Rockwood Specialties Group 4.625% 10/15/20	820,000	849,725

		10,275,282

Commercial Banks–8.88%
•Abbey National Treasury Services 0.751% 3/13/17	2,500,000	2,500,697
#•Australia & New Zealand Banking Group 144A 0.609% 1/10/17	7,750,000	7,766,275
#Banco de Costa Rica 144A 5.25% 8/12/18	475,000	479,750
#•Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 144A 5.95% 1/30/24	810,000	844,425
Bank of America 4.25% 10/22/26	2,340,000	2,337,969
•Bank of Montreal 0.751% 7/15/16	4,320,000	4,341,384
Bank of Nova Scotia
•0.641% 3/15/16	2,100,000	2,106,479
•0.751% 7/15/16	4,860,000	4,872,947
Barclays 2.75% 11/8/19	1,540,000	1,532,015
Barclays Bank 7.625% 11/21/22	600,000	657,180
•BB&T 1.101% 6/15/18	3,635,000	3,673,967
#BBVA Banco Continental 144A 5.00% 8/26/22	635,000	663,194
BBVA Bancomer
#144A 6.50% 3/10/21	785,000	854,001
#144A 7.25% 4/22/20	235,000	259,675
Branch Banking & Trust
•0.533% 5/23/17	2,575,000	2,560,593
•0.561% 9/13/16	1,755,000	1,749,735
#•CoBank 144A 0.841% 6/15/22	425,000	403,380
#Credit Suisse 144A 6.50% 8/8/23	945,000	1,039,709
#Export-Import Bank of China 144A 2.50% 7/31/19	2,545,000	2,546,924
•Export-Import Bank of Korea 0.98% 1/14/17	5,000,000	5,016,530
•Fifth Third Bank 0.644% 2/26/16	6,390,000	6,397,764
#HBOS 144A 6.75% 5/21/18	2,470,000	2,758,980
#•HSBC Bank 144A 0.872% 5/15/18	3,800,000	3,818,331
•HSBC Holdings 5.625% 12/29/49	830,000	833,943
#•ING Bank 144A 1.895% 9/25/15	1,500,000	1,515,677
•National City Bank 0.605% 6/7/17	3,360,000	3,346,174
#•Oversea-Chinese Banking 144A 4.00% 10/15/24	1,910,000	1,958,094

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
#•PNC Preferred Funding Trust II 144A 1.463% 3/31/49	6,200,000	$5,859,000
Rabobank 4.625% 12/1/23	1,000,000	1,062,655
Royal Bank of Canada
•0.605% 3/8/16	1,755,000	1,758,550
•0.696% 9/9/16	2,490,000	2,500,211
Santander Holdings USA 3.45% 8/27/18	940,000	976,833
#Siam Commercial Bank 144A 3.50% 4/7/19	995,000	1,024,542
•SunTrust Bank 0.523% 8/24/15	1,415,000	1,412,391
SVB Financial Group 5.375% 9/15/20	310,000	349,448
•Svenska Handelsbanken 0.697% 3/21/16	1,385,000	1,389,839
•Toronto-Dominion Bank 0.783% 4/30/18	2,800,000	2,814,288
•Union Bank 1.005% 9/26/16	5,000,000	5,027,785
•USB Capital IX 3.50% 10/29/49	465,000	376,650
•Wells Fargo 0.761% 7/20/16	5,500,000	5,519,036
Woori Bank
#144A 2.875% 10/2/18	285,000	290,754
#144A 4.75% 4/30/24	200,000	207,095

		97,404,869

Commercial Services & Supplies–0.12%
#CDK Global 144A 4.50% 10/15/24	1,245,000	1,265,354

		1,265,354

Communications Equipment–1.14%
•Cisco Systems 0.734% 3/1/19	12,480,000	12,553,769

		12,553,769

Computers & Peripherals–1.58%
•Apple 0.532% 5/6/19	14,990,000	15,012,155
#Seagate HDD Cayman 144A 4.75% 1/1/25	2,205,000	2,276,021

		17,288,176

Construction & Engineering–0.01%
#OAS Finance 144A 8.00% 7/2/21	450,000	155,250

		155,250

Construction Materials–0.28%
#•Cemex 144A 4.981% 10/15/18	2,965,000	3,056,619

		3,056,619

Consumer Finance–2.87%
•Bank of America 0.703% 11/14/16	6,025,000	6,022,120
•Caterpillar Financial Services 0.474% 2/26/16	4,420,000	4,426,024

LVIP Delaware Diversified Floating Rate Fund—7

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
#INVISTA Finance 144A 4.25% 10/15/19	1,280,000	$1,286,400
•John Deere Capital 0.519% 10/11/16	8,050,000	8,064,860
•Toyota Motor Credit 0.522% 5/17/16	3,300,000	3,307,448
•US Bancorp 0.722% 11/15/18	8,340,000	8,376,412

		31,483,264

Containers & Packaging–0.17%
#Beverage Packaging Holdings Luxembourg II 144A 6.00% 6/15/17	1,000,000	977,500
Rock Tenn 3.50% 3/1/20	920,000	934,697

		1,912,197

Diversified Financial Services–7.22%
#•American Honda Finance 144A 0.609% 5/26/16	8,070,000	8,088,085
Bank of America
•0.49% 10/14/16	1,350,000	1,340,626
•1.271% 1/15/19	4,750,000	4,822,209
Credit Suisse Group
#•144A 6.25% 12/29/49	1,190,000	1,148,053
#•144A 7.50% 12/29/49	225,000	234,563
#ERAC USA Finance 144A 4.50% 8/16/21	2,650,000	2,837,604
•Ford Motor Credit 1.162% 11/4/19	9,000,000	9,014,589
General Electric Capital
•0.612% 5/5/26	2,000,000	1,864,128
•0.74% 1/14/19	5,450,000	5,457,537
•1.241% 3/15/23	2,450,000	2,489,327
#144A 3.80% 6/18/19	250,000	265,871
6.00% 8/7/19	1,385,000	1,612,637
•7.125% 12/15/49	2,400,000	2,802,000
General Motors Financial
3.00% 9/25/17	2,435,000	2,465,511
4.375% 9/25/21	955,000	997,975
#Hyundai Capital America 144A 4.00% 6/8/17	690,000	721,326
#•Hyundai Capital Services 144A 1.043% 3/18/17	2,895,000	2,890,765
•JPMorgan Chase 6.75% 8/29/49	1,330,000	1,409,800
•JPMorgan Chase Bank 0.571% 6/13/16	7,955,000	7,924,119
•Lloyds Banking Group 7.50% 4/30/49	2,400,000	2,448,000
•Morgan Stanley 1.083% 1/24/19	4,235,000	4,247,557
National Rural Utilities Cooperative Finance
•0.484% 5/27/16	9,925,000	9,931,431
•4.75% 4/30/43	2,790,000	2,771,865

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
#•USB Realty 144A 1.378% 12/22/49	1,600,000	$1,448,000

		79,233,578

Diversified Telecommunication Services–3.57%
AT&T
•0.909% 3/11/19	6,200,000	6,247,033
•1.146% 11/27/18	4,655,000	4,734,312
#Brasil Telecom 144A 5.75% 2/10/22	380,000	351,500
CenturyLink 5.80% 3/15/22	1,395,000	1,454,287
#Digicel Group 144A 8.25% 9/30/20	2,020,000	1,969,500
#MTN Mauritius Investments 144A 4.755% 11/11/24	200,000	197,000
Omnicom Group 3.65% 11/1/24	3,245,000	3,253,164
SBA Tower Trust
#144A 2.24% 4/16/18	465,000	461,524
#144A 2.898% 10/15/19	1,145,000	1,148,002
#SES 144A 3.60% 4/4/23	3,790,000	3,838,220
Telefonica Emisiones SAU 4.57% 4/27/23	3,390,000	3,635,785
#Telemar Norte Leste 144A 5.50% 10/23/20	215,000	201,025
Verizon Communications
•1.991% 9/14/18	9,005,000	9,375,862
2.00% 11/1/16	1,255,000	1,273,971
5.15% 9/15/23	935,000	1,033,188

		39,174,373

Electric Utilities–5.94%
American Electric Power 2.95% 12/15/22	465,000	456,936
#American Transmission Systems 144A 5.25% 1/15/22	2,170,000	2,433,540
Berkshire Hathaway Energy 3.75% 11/15/23	1,525,000	1,592,940
Cleveland Electric Illuminating 5.50% 8/15/24	1,825,000	2,164,994
Commonwealth Edison 2.15% 1/15/19	4,500,000	4,537,971
Dominion Gas Holdings 3.60% 12/15/24	2,640,000	2,691,126
DTE Energy 2.40% 12/1/19	1,180,000	1,181,553
•Duke Energy Indiana 0.579% 7/11/16	5,695,000	5,706,623
•Duke Energy Ohio 0.375% 3/6/15	3,235,000	3,234,754
Electricite de France
#•144A 0.691% 1/20/17	5,465,000	5,485,521
#•144A 5.25% 12/29/49	3,210,000	3,298,275
#•Enel 144A 8.75% 9/24/73	2,808,000	3,274,830

LVIP Delaware Diversified Floating Rate Fund—8

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Entergy Louisiana 4.05% 9/1/23	3,955,000	$4,247,801
Entergy Mississippi 3.10% 7/1/23	250,000	247,441
•Georgia Power 0.561% 3/15/16	5,400,000	5,396,090
Great Plains Energy
4.85% 6/1/21	3,255,000	3,568,785
5.292% 6/15/22	1,065,000	1,222,962
ITC Holdings 3.65% 6/15/24	1,570,000	1,595,241
LG&E & KU Energy 4.375%10/1/21	700,000	746,160
#Metropolitan Edison 144A 4.00% 4/15/25	1,995,000	2,038,986
NextEra Energy Capital Holdings
2.70% 9/15/19	3,255,000	3,292,094
3.625% 6/15/23	375,000	381,173
•NSTAR Electric 0.472% 5/17/16	1,750,000	1,749,197
NV Energy 6.25% 11/15/20	800,000	941,076
State Grid Overseas Investment 2014
#144A 2.75% 5/7/19	2,535,000	2,548,238
#144A 4.125% 5/7/24	355,000	373,956
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	740,000	754,067

		65,162,330

Electronic Equipment, Instruments & Components–0.28%
Thermo Fisher Scientific 3.30% 2/15/22	3,065,000	3,074,900

		3,074,900

Energy Equipment & Services–0.12%
Noble Holding International 3.05% 3/1/16	1,300,000	1,311,788

		1,311,788

Food Products–1.35%
General Mills
•0.433% 1/28/16	4,245,000	4,245,632
•0.533% 1/29/16	1,730,000	1,730,884
Ingredion 1.80% 9/25/17	1,500,000	1,496,678
#JBS Investments 144A 7.75% 10/28/20	1,110,000	1,154,955
#Minerva Luxembourg 144A 7.75% 1/31/23	515,000	505,988
•Mondelez International 0.752% 2/1/19	5,725,000	5,666,788

		14,800,925

Health Care Equipment & Supplies–1.28%
Becton Dickinson 3.734% 12/15/24	2,955,000	3,048,567
Boston Scientific 6.00% 1/15/20	465,000	524,620
CareFusion 6.375% 8/1/19	1,615,000	1,870,433

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
Medtronic
•0.326% 2/27/17	7,200,000	$7,180,546
#144A 3.15% 3/15/22	1,370,000	1,389,588

		14,013,754

Health Care Providers & Services–0.55%
•McKesson 0.638% 9/10/15	6,000,000	6,002,892

		6,002,892

Hotels, Restaurants & Leisure–0.60%
Carnival 1.20% 2/5/16	1,445,000	1,444,546
International Game Technology 5.35% 10/15/23	2,020,000	2,037,984
Starwood Hotels & Resorts Worldwide 3.75% 3/15/25	1,635,000	1,648,670
Wyndham Worldwide 4.25% 3/1/22	1,470,000	1,503,653

		6,634,853

Independent Power Producers & Energy Traders–0.11%
Exelon Generation 4.00% 10/1/20	1,150,000	1,201,454

		1,201,454

Industrial Conglomerates–0.09%
#Hutchison Whampoa International 14 144A 3.625% 10/31/24	1,020,000	1,026,775

		1,026,775

Insurance–3.72%
Berkshire Hathaway Finance
•0.379% 1/10/17	6,460,000	6,458,043
2.90% 10/15/20	7,100,000	7,289,868
•Chubb 6.375% 3/29/67	1,045,000	1,125,517
•ING US 5.65% 5/15/53	735,000	731,325
#•Metropolitan Life Global Funding I 144A 0.761% 7/15/16	6,500,000	6,530,186
#•Pricoa Global Funding I 144A 0.502% 8/19/15	2,000,000	2,001,938
#•Principal Life Global Funding II 144A 0.606% 5/27/16	3,170,000	3,179,548
Prudential Financial
•1.012% 8/15/18	8,742,000	8,802,617
•5.625% 6/15/43	630,000	647,199
•5.875% 9/15/42	565,000	598,900
TIAA Asset Management Finance
#@144A 2.95% 11/1/19	960,000	962,932
#144A 4.125% 11/1/24	1,920,000	1,970,838
•XL Group 6.50% 12/29/49	530,000	507,475

		40,806,386

LVIP Delaware Diversified Floating Rate Fund––9

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Internet Software & Services–1.12%
Alibaba Group Holding
#•144A 0.756% 11/28/17	5,980,000	$5,996,056
#144A 3.125% 11/28/21	1,045,000	1,034,024
#144A 3.60% 11/28/24	1,275,000	1,267,214
Baidu
2.75% 6/9/19	1,000,000	997,664
3.25% 8/6/18	1,445,000	1,479,590
Expedia 4.50% 8/15/24	595,000	601,979
#Tencent Holdings 144A 3.375% 5/2/19	860,000	875,011

		12,251,538

IT Services–0.88%
•International Business Machines 0.603% 2/12/19	9,585,000	9,621,682

		9,621,682

Machinery–0.38%
Crane 2.75% 12/15/18	355,000	359,163
Ingersoll-Rand Global Holding 4.25% 6/15/23	2,495,000	2,634,655
Trinity Industries 4.55% 10/1/24	1,235,000	1,201,860

		4,195,678

Media–2.06%
#Columbus International 144A 7.375% 3/30/21	1,970,000	2,056,187
#Cox Communications 144A3.85% 2/1/25	1,795,000	1,815,589
DIRECTV Holdings 3.95% 1/15/25	2,890,000	2,918,738
Historic TW 6.875% 6/15/18	430,000	497,546
#•NBCUniversal Enterprise 144A 0.916% 4/15/18	10,385,000	10,479,846

Time Warner Cable
4.00% 9/1/21	1,030,000	1,097,826
8.25% 4/1/19	3,015,000	3,694,189

		22,559,921

Metals & Mining–0.63%
ArcelorMittal 10.35% 6/1/19	415,000	502,669
#FMG Resources August 2006 144A 6.875% 4/1/22	1,065,000	890,606
Freeport-McMoRan 4.00% 11/14/21	475,000	471,330
#Gerdau Holdings 144A 7.00% 1/20/20	935,000	1,015,644
•Rio Tinto Finance USA 1.083% 6/17/16	1,975,000	1,982,880
#Tupy Overseas 144A 6.625% 7/17/24	1,005,000	969,825
Yamana Gold 4.95% 7/15/24	1,105,000	1,080,475

		6,913,429

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities–0.98%
Ameren Illinois 9.75% 11/15/18	385,000	$492,490
CenterPoint Energy 6.50% 5/1/18	850,000	972,420
•Integrys Energy Group 6.11% 12/1/66	870,000	871,909
•Laclede Group 0.982% 8/15/17	5,900,000	5,900,572
SCANA 4.125% 2/1/22	1,080,000	1,121,321
Sempra Energy 2.875% 10/1/22	495,000	487,417
•Wisconsin Energy 6.25% 5/15/67	856,000	860,969

		10,707,098

Oil, Gas & Consumable Fuels–5.58%
•Chesapeake Energy 3.481% 4/15/19	3,250,000	3,193,125
Cimarex Energy 4.375% 6/1/24	655,000	627,163
#CNOOC Finance 2012 144A 3.875% 5/2/22	360,000	366,800
CNOOC Nexen Finance 2014 4.25% 4/30/24	1,600,000	1,658,667
•Enbridge Energy Partners 8.05% 10/1/37	855,000	929,813
•Enterprise Products Operating 7.034% 1/15/68	995,000	1,092,139
#@Georgia-Pacific 144A 2.539% 11/15/19	1,640,000	1,641,296
KazMunayGas National JSC
#144A 6.375% 4/9/21	350,000	355,688
#144A 9.125% 7/2/18	400,000	439,120
ONGC Videsh 3.25% 7/15/19	200,000	200,244
Pacific Rubiales Energy
#144A 5.375% 1/26/19	1,045,000	902,880
#144A 5.625% 1/19/25	690,000	531,300
#Pertamina Persero 144A 4.875% 5/3/22	555,000	556,388
Petrobras Global Finance
•2.371% 1/15/19	2,540,000	2,259,533
3.00% 1/15/19	70,000	62,060
4.875% 3/17/20	1,160,000	1,088,092
Plains Exploration & Production 6.50% 11/15/20	428,000	464,367
#•PTT Exploration & Production 144A 4.875% 12/29/49	1,070,000	1,056,732
•Shell International Finance BV 0.442% 11/15/16	10,425,000	10,433,517
Statoil
•0.522% 5/15/18	4,870,000	4,867,701
•0.692% 11/8/18	7,240,000	7,257,738
•Total Capital International 0.802% 8/10/18	8,620,000	8,673,720
TransCanada PipeLines •0.937% 6/30/16	7,732,000	7,771,441

LVIP Delaware Diversified Floating Rate Fund––10

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines (continued)
•6.35% 5/15/67	1,285,000	$1,249,663
Williams Partners 7.25% 2/1/17	575,000	634,084
#Woodside Finance 144A 8.75% 3/1/19	1,290,000	1,599,579
•YPF 7.732% 8/15/18	1,323,529	1,333,456

		61,246,306

Paper & Forest Products–0.23%
Fibria Overseas Finance 5.25% 5/12/24	975,000	971,100
Georgia-Pacific 8.00% 1/15/24	1,125,000	1,498,006

		2,469,106

Pharmaceuticals–4.09%
Allergan 1.35% 3/15/18	4,500,000	4,384,467
#•Bayer US Finance 144A 0.536% 10/6/17	8,000,000	7,992,344
Express Scripts Holding 2.25% 6/15/19	1,055,000	1,044,799
•Merck 0.592% 5/18/18	9,495,000	9,518,937
Perrigo 4.00% 11/15/23	2,700,000	2,789,670
•Pfizer 0.541% 6/15/18	11,140,000	11,157,557
Zoetis 1.875% 2/1/18	8,013,000	7,946,789

		44,834,563

Real Estate Investment Trusts–1.35%
Alexandria Real Estate Equities
3.90% 6/15/23	620,000	623,086
4.60% 4/1/22	725,000	772,308
#American Tower Trust I 144A 1.551% 3/15/43	2,505,000	2,477,607
CBL & Associates 4.60% 10/15/24	2,005,000	2,034,486
Corporate Office Properties
3.60% 5/15/23	465,000	447,589
5.25% 2/15/24	1,040,000	1,118,983
Education Realty Operating Partnership 4.60% 12/1/24	1,125,000	1,154,207
Excel Trust 4.625% 5/15/24	710,000	738,154
Hospitality Properties Trust 4.50% 3/15/25	1,060,000	1,069,156
Host Hotels & Resorts
3.75% 10/15/23	2,660,000	2,658,141
4.75% 3/1/23	140,000	149,017
Weyerhaeuser 4.625% 9/15/23	1,470,000	1,586,215

		14,828,949

Real Estate Management & Development–0.09%
WP Carey 4.60% 4/1/24	980,000	1,030,895

		1,030,895

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Road & Rail–1.14%
•Canadian National Railway 0.432% 11/6/15	7,580,000	$7,584,010
•Kansas City Southern de Mexico 0.933% 10/28/16	4,950,000	4,957,504

		12,541,514

Semiconductors & Semiconductor Equipment–0.16%
National Semiconductor 6.60% 6/15/17	500,000	562,918
#Samsung Electronics America 144A 1.75% 4/10/17	1,200,000	1,204,302

		1,767,220

Software–1.43%
#MTS International Funding 144A 8.625% 6/22/20	1,665,000	1,640,025
•Oracle 0.764% 10/8/19	13,945,000	14,006,958

		15,646,983

Specialty Retail–1.08%
•Lowe’s 0.658% 9/10/19	6,755,000	6,774,941
QVC 4.375% 3/15/23	3,325,000	3,342,147
Signet UK Finance 4.70% 6/15/24	1,785,000	1,725,627

		11,842,715

Trading Companies & Distributors–0.08%
Ingram Micro 4.95% 12/15/24	840,000	841,357

		841,357

Wireless Telecommunication Services–1.18%
•America Movil 1.241% 9/12/16	5,030,000	5,068,092
#Bharti Airtel International Netherlands 144A 5.35% 5/20/24	1,550,000	1,684,726
#Crown Castle Towers 144A 4.883% 8/15/20	1,615,000	1,779,852
Motorola Solutions 4.00% 9/1/24	1,780,000	1,794,283
#Turk Telekomunikasyon AS 144A 3.75% 6/19/19	1,240,000	1,247,595
•Verizon Communications 0.636% 6/9/17	1,315,000	1,313,200

		12,887,748

Total Corporate Bonds (Cost $795,087,590)		799,608,910

MUNICIPAL BONDS–2.31%
•Missouri Higher Education Loan Authority Student Revenue Class A-1 1.083% 8/27/29	434,382	437,344

LVIP Delaware Diversified Floating Rate Fund––11

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
•New Mexico Educational Assistance Foundation (Libor Floating) Series A-3 1.436% 12/1/38	580,000	$579,988
New York City, New York Series I 5.00% 8/1/22	350,000	420,417
New York State Thruway Authority Series A 5.00% 5/1/19	575,000	658,335
North Texas Higher Education Authority Student Loan Revenue (Libor Floating)
•Series 1 1.335% 4/1/40	487,989	493,771
•Series 1 Class A-2 1.135% 7/1/30	905,000	912,928
Oklahoma Student Loan Authority Revenue (Libor-Indexed)
•Series 1 1.384% 6/1/40	1,382,840	1,391,967
•Series 2010-A Class A2A 1.436% 9/1/37	655,000	667,615
•Pennsylvania Turnpike Commission Series B1 1.01% 12/1/21	5,000,000	5,015,550
•State of California Series D 0.819% 12/1/28	5,000,000	5,052,500
•State of Connecticut Series A 0.00% 3/1/21	1,750,000	1,755,407
State of Maryland Local Facilities Series A 5.00% 8/1/21	415,000	502,075
•University of California Series Y-1 0.655% 7/1/41	7,425,000	7,439,182

Total Municipal Bonds (Cost $25,138,573)		25,327,079

NON-AGENCY ASSET-BACKED SECURITIES–10.29%
•Ally Master Owner Trust Series 2013-2 A 0.611% 4/15/18	600,000	599,609
•American Express Credit Account Secured Note Trust Series 2012-4A 0.401% 5/15/20	14,000,000	13,973,680
#ARI Fleet Lease Trust Series 2014-A A2 144 A 0.81% 11/15/22	3,000,000	2,997,891
#•Avenue Fund Series 2007-6A A1 144A 0.453% 7/17/19	430,624	426,189
•BA Credit Card Trust Series 2014-A1 A 0.541% 6/15/21	4,741,000	4,737,274
#•Babson Series 2005-3A A 144A 0.482% 11/10/19	205,139	204,278
#•Ballyrock CLO 2013-1 144A 1.412% 5/20/25	2,000,000	1,955,600

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•BMW Floorplan Master Owner Trust Series 2012-1A A 144A 0.561% 9/15/17	2,500,000	$2,503,627
#•Cabela’s Master Credit Card Trust Series 2012-1A A2 144A 0.691% 2/18/20	3,000,000	3,020,826
Capital One Multi-Asset Execution Trust
•Series 2007-A1 A1 0.211% 11/15/19	4,979,000	4,955,484
•Series 2007-A2 A2 0.241% 12/16/19	965,000	959,425
•Series 2013-A2 A2 0.341% 2/15/19	1,654,000	1,654,056
•Series 2014-A3 A3 0.541% 1/18/22	500,000	499,449
Chase Issuance Trust
•Series 2007-A5 A5 0.201% 3/15/19	3,000,000	2,983,317
•Series 2012-A9 A9 0.311% 10/16/17	2,000,000	1,998,790
•Series 2013-A3 A3 0.441% 4/15/20	2,150,000	2,142,918
•Series 2013-A9 A 0.581% 11/16/20	1,000,000	1,001,944
Chesapeake Funding
#•Series 2012-2A A 144A 0.618% 5/7/24	2,460,272	2,463,938
#•Series 2014-1A A 144A 0.577% 3/7/26	600,000	599,732
•Citibank Credit Card Issuance Trust Series 2013-A7 A7 0.592% 9/10/20	2,000,000	1,999,556
•Discover Card Execution Note Trust Series 2014-A1 A1 0.591% 7/15/21	665,000	666,439
•Discover Card Master Trust Series 2013-A1 A1 0.461% 8/17/20	2,000,000	2,002,394
General Electric Dealer Floorplan Master Note Trust
•Series 2012-2 A 0.915% 4/22/19	3,000,000	3,017,379
•Series 2013-1 A 0.565% 4/20/18	1,165,000	1,163,467
Golden Credit Card Trust
#Series 2012-5A A 144A 0.79% 9/15/17	180,000	180,166
#•Series 2013-2A A 144A 0.591% 9/15/18	3,850,000	3,858,639
#•Hertz Fleet Lease Funding Series 2014-1 A 144A 0.562% 4/10/28	500,000	499,525

LVIP Delaware Diversified Floating Rate Fund––12

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•JFIN CLO Series 2014-1A A 144A 1.731% 4/20/25	2,500,000	$2,481,000
#•KKR CLO Trust Series 2013-1A A1 144A 1.381% 7/15/25	3,605,000	3,504,781
#•LCM VI Series 6A A 144A 0.466% 5/28/19	604,049	598,492
#•LightPoint CLO V Series 2006-5A A1 144A 0.482% 8/5/19	477,140	474,277
#•MAPS CLO Fund II Series 2007-2A A1 144A 0.471% 7/20/22	2,858,247	2,825,663
#Master Credit Card Trust Series 2012-2A A 144A 0.78% 4/21/17	1,600,000	1,600,512
#•Mountain View CLO III Series 2007-3A A1 144A 0.444% 4/16/21	3,197,821	3,173,838
#•Navistar Financial Dealer Note Master Trust Series 2013-2 A 144A 0.85% 9/25/18	7,000,000	7,006,965
Nissan Master Owner Trust Receivables
•Series 2012-A A 0.631% 5/15/17	1,100,000	1,100,906
•Series 2013-A A 0.461% 2/15/18	1,290,000	1,288,529
#•NYLIM Flatiron Series 2006-1A A2A 144A 0.452% 8/8/20	236,066	234,438
#•OCP CLO Series 2013-4A A1A 144A 1.633% 10/24/25	3,000,000	2,955,000
#•PFS Financing Series 2013-AA A 144A 0.711% 2/15/18	1,900,000	1,899,523
#•Sudbury Mill CLO Series 2013-1A X 144A 1.228% 1/17/26	1,064,615	1,064,083
#•Telos CLO Series 2013-4A A 144A 1.528% 7/17/24	3,000,000	2,945,400
#•Telos CLO 2013-4 Series 2013-4A X 144A 1.178% 7/17/24	1,125,000	1,124,100
#•Trade MAPS 1 Series 2013-1A A 144A 0.862% 12/10/18	8,830,000	8,841,435
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.561% 10/15/15	3,705,000	3,713,828
#•Venture XVI CLO Series 2014-16A A1L 144A 1.731% 4/15/26	3,000,000	2,981,100

Total Non-Agency Asset-Backed Securities (Cost $112,938,452)		112,879,462

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS–10.65%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20	2,440,800	$2,440,788
Ashland Water 1st Lien 4.25% 7/31/21	733,163	716,666
Ashland Water 2nd Lien 7.75% 7/31/22	590,000	574,365
Calpine Construction Finance Tranche B 3.00% 5/3/20	3,114,907	2,999,390
Charter Communications Operating 3.00% 7/1/20	3,885,825	3,819,455
Charter Communications Tranche B 1st Lien 4.25% 9/12/21	2,000,000	2,015,320
Chrysler Group Tranche B 1st Lien
3.25% 12/31/18	4,367,000	4,334,247
3.50% 5/24/17	122,774	122,357
Clear Channel Communications Tranche B 3.81% 1/29/16	1,695,531	1,681,959
Community Health Systems Tranche D 4.25% 1/27/21	1,335,906	1,334,931
Community Health Systems Tranche E 3.49% 1/25/17	202,574	201,743
Crown Castle Operating Tranche B2 3.00% 1/31/21	1,979,699	1,951,657
CSC Holdings Tranche B 2.66% 4/17/20	1,704,072	1,671,515
DaVita Healthcare Partners Tranche B 3.50% 6/24/21	8,557,000	8,491,847
Dynegy Tranche B2 4.00% 4/23/20	738,750	730,439
Emdeon 1st Lien 3.75% 11/2/18	1,363,104	1,342,235
Energy Transfer Equity 1st Lien 3.25% 12/2/19	185,000	178,790
First Data Tranche B 1st Lien 4.16% 3/24/21	2,590,209	2,559,101
Flying Fortress 1st Lien 3.50% 6/30/17	1,000,000	990,000
Gardner Denver 1st Lien 4.25% 7/30/20	987,500	926,863
HD Supply Tranche B 4.00% 6/28/18	2,062,738	2,046,845

LVIP Delaware Diversified Floating Rate Fund––13

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20	2,631,579	$2,605,803
Houghton International 1st Lien 4.00% 12/20/19	1,239,725	1,221,129
Hunstman International Tranche B 1st Lien 3.75% 10/1/21	3,000,000	2,957,250
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	1,029,035	1,021,750
Immucor Tranche B2 5.00% 8/19/18	445,182	440,730
Ineos US Finance Tranche 1 2.67% 11/28/16	485,575	482,843
Ineos US Finance Tranche B 3.75% 5/4/18	2,231,700	2,169,826
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	2,937,881	2,901,892
Kinetic Concepts Tranche E1 4.00% 5/4/18	1,972,555	1,948,716
Landry’s Tranche B 4.00% 4/24/18	1,147,303	1,141,853
Las Vegas Sands Tranche B 3.25% 12/19/20	3,960,000	3,943,507
Level 3 Financing Tranche B 4.00% 1/15/20	2,665,000	2,648,344
Lightower Fiber Networks 4.00% 4/13/20	277,186	272,163
MGM Resorts International 3.50% 12/20/19	1,723,618	1,683,225
Mission Broadcasting Tranche B2 1st Lien 3.75% 10/1/20	1,785,706	1,773,055
Nexstar Broadcasting Tranche B2 3.75% 10/1/20	2,025,019	2,010,672
Novelis Tranche B 3.75% 3/10/17	197,508	195,631
NRG Energy Tranche B 2.75% 7/1/18	624,536	613,688
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	137,250	136,092
Penn National Gaming Tranche B 3.25% 10/30/20	1,485,000	1,458,084
PQ 1st Lien 4.00% 8/7/17	989,899	973,813
PVH Tranche B 1st Lien 3.25% 2/13/20	1,052,004	1,054,797

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Reynolds & Reynolds Tranche B 2.16% 4/21/16	727,084	$725,874
Rite Aid 2nd Lien 4.875% 6/21/21	750,000	751,875
Royalty Pharma Tranche B2 1st Lien 3.25% 5/9/18	2,438,024	2,435,989
Scientific Games International 6.00% 10/18/20	1,569,150	1,550,712
Seminole Tribe of Florida Tranche B 3.00% 4/29/20	4,363,403	4,352,494
Sinclair Broadcasting Tranche B1 1st Lien 3.50% 7/30/21	7,500,000	7,455,000
Smart & Final Tranche B 1st Lien 4.75% 11/15/19	1,676,832	1,660,063
Sprouts Farmers 4.00% 4/23/20	715,684	715,237
Stena 1st Lien 4.00% 3/3/21	1,985,000	1,781,537
TransDigm Tranche C 3.75% 2/28/20	3,098,818	3,053,436
United Continental Tranche B 3.50% 4/1/19	353,700	348,911
Univision Communications Tranche C4 4.00% 3/1/20	1,419,283	1,390,897
Univision Communications 1st Lien 4.00% 3/1/20	1,072,670	1,051,216
US Airways Tranche B1 3.50% 5/23/19	435,000	427,076
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19	1,622,055	1,598,738
Valeant Pharmaceuticals Tranche BE 3.50% 8/5/20	1,035,056	1,027,293
Valeant Pharmaceuticals Tranche B Series C 3.50% 12/11/19	3,197,975	3,176,661
W.R. Grace Tranche B 1st Lien 3.00% 2/3/21	2,361,972	2,350,174
Wide Open West Finance 4.75% 4/1/19	1,493,400	1,486,874
Windstream Tranche B4 3.50% 1/23/20	490,000	485,509
Windstream Tranche B5 1st Lien 3.50% 8/8/19	1,075,388	1,065,983

LVIP Delaware Diversified Floating Rate Fund––14

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Zayo Group Tranche B 1st Lien 4.00% 7/2/19	229,702	$227,874
Ziggo Tranche B 2nd Lien 3.50% 1/15/22	714,894	696,943
Ziggo Tranche B 3rd Lien 3.50% 2/1/22	1,175,745	1,146,222
Ziggo Tranche B1 1st Lien 3.25% 1/15/22	1,109,362	1,081,506

Total Senior Secured Loans (Cost $118,036,004)		116,829,470

ΔSOVEREIGN BONDS–0.77%
Colombia–0.07%
•Colombia Government International Bond 2.032% 11/16/15	760,000	766,247

		766,247

Guatemala–0.03%
#Republic of Guatemala 144A 5.75% 6/6/22	300,000	326,175

		326,175

Iceland–0.08%
#Republic of Iceland 144A 5.875% 5/11/22	790,000	886,702

		886,702

Norway–0.59%
#•Kommunalbanken
144A 0.254% 1/26/15	2,000,000	2,000,112
144A 0.363% 10/31/16	3,000,000	3,003,810
144A 0.412% 2/20/18	1,500,000	1,502,517

		6,506,439

Total Sovereign Bonds (Cost $8,404,431)		8,485,563

	Number of Shares

PREFERRED STOCK–0.30%
•Integrys Energy Group 6.00%	49,900	1,332,330
National Retail Properties 5.70%	15,325	371,631
Public Storage 5.20%	10,200	234,090
Qwest 6.125%	18,550	447,055
•Regions Financial 6.375%	35,200	894,080

Total Preferred Stock (Cost $3,229,375)		3,279,186

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–2.67%
Dreyfus Treasury & Agency Cash Management - Institutional Shares	29,290,405	$29,290,405

Total Money Market Fund (Cost $29,290,405)		29,290,405

LVIP Delaware Diversified Floating Rate Fund––15

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–101.29% (Cost $1,107,468,797)	$1,111,099,672
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.29%)	(14,195,642)

NET ASSETS APPLICABLE TO 109,073,230 SHARES OUTSTANDING–100.00%	$1,096,904,030

NET ASSET VALUE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($298,085,791 / 29,640,518 Shares)	$10.057

NET ASSET VALUE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($798,818,239 / 79,432,712 Shares)	$10.057

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$1,101,087,415
Undistributed net investment income	1,553,384
Accumulated net realized loss on investments	(1,642,243)
Net unrealized depreciation of investments and derivatives	(4,094,526)

Total net assets	$1,096,904,030

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $273,730,083, which represents 24.95% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

•	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

«	Includes $11,651,659 cash pledged as collateral for swaps, $23,537,747 payable for securities purchased and $792,631 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $2,654,208, which represents 0.24% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

♦

PassThrough Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2014.

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

f Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2014.

LVIP Delaware Diversified Floating Rate Fund—16

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

The following swap contracts were outstanding at December 31, 2014:1

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
GSC	ICE - CDX.NA.IG.23	10,000,000	1.00%	12/20/19	$(12,353)

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value[2]	Fixed Interest Rate Paid	Floating Interest Rate Received	Termination Date	Unrealized Appreciation (Depreciation)
BAML – CME 3 yr Interest Rate Swap	22,500,000	0.945%	0.233%	5/12/17	$(34,468)
BAML – CME 5 yr Interest Rate Swap	15,000,000	1.788%	0.245%	9/19/18	(161,339)
BCLY – CME 3 yr Interest Rate Swap	89,000,000	0.954%	0.233%	5/12/17	179,354
CITI – CME 7 yr Interest Rate Swap	18,000,000	2.356%	0.243%	9/16/21	(402,701)
HSBC – CME 7 yr Interest Rate Swap	16,500,000	2.324%	0.255%	9/24/21	(334,216)
JPMC – CME 10 yr Interest Rate Swap	56,000,000	2.880%	0.230%	7/11/23	(3,111,896)
JPMC – CME 5 yr Interest Rate Swap	63,300,000	1.700%	0.230%	7/11/18	(573,906)
MSC – CME 7 yr Interest Rate Swap	45,000,000	2.385%	0.230%	1/14/21	(1,194,020)

Total	325,300,000				$(5,633,192)

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to financial statements.”

2 Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

CDS–Credit Default Swap

CDX.NA.IG–Credit Default Swap Index North America Investment Grade

CLO–Collateralized Loan Obligation

CITI–Citigroup Global Markets

CME–Chicago Mercantile Exchange Inc.

GSC–Goldman Sachs Capital

GNMA–Government National Mortgage Association

HSBC–Hong Kong Shanghai Bank

ICE–IntercontinentalExchange, Inc.

JPMC–JPMorgan Chase Bank

MSC–Morgan Stanely Capital

REMIC–Real Estate Mortgage Investment Conduit

yr–year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund––17

LVIP Delaware Diversified Floating Rate Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Interest	$24,865,586
Dividends	188,127
Foreign tax withheld	(105)

25,053,608

EXPENSES:
Management fees	7,055,581
Distribution fees-Service Class	1,989,505
Accounting and administration expenses	297,274
Reports and statements to shareholders	96,053
Pricing fees	69,285
Professional fees	59,738
Trustees’ fees and expenses	24,724
Custodian fees	19,871
Consulting fees	2,682
Other	7,605

Total operating expenses	9,622,318

NET INVESTMENT INCOME	15,431,290

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	6,343,881
Foreign currencies	4,862
Foreign currency exchange contracts	(22,479)
Swap contracts	(7,973,181)

Net realized loss	(1,646,917)

Net change in unrealized appreciation (depreciation) of:
Investments	1,076,547
Foreign currencies	(31,759)
Swap contracts	(8,672,871)

Net change in unrealized appreciation (depreciation)	(7,628,083)

NET REALIZED AND UNREALIZED LOSS	(9,275,000)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,156,290

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,431,290	$9,342,488
Net realized gain (loss)	(1,646,917)	681,172
Net change in unrealized appreciation (depreciation)	(7,628,083)	(4,723,104)

Net increase in net assets resulting from operations	6,156,290	5,300,556

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,479,064)	(2,796,217)
Service Class	(7,390,067)	(2,752,017)
Return of capital:
Standard Class	(669,634)	(364,084)
Service Class	(1,794,533)	(595,904)

	(13,333,298)	(6,508,222)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	119,621,771	219,320,848
Service Class	268,264,631	552,164,143
Shares issued upon reinvestment of dividends and distributions:
Standard Class	4,148,698	3,160,301
Service Class	9,184,600	3,347,921

	401,219,700	777,993,213

Cost of shares redeemed:
Standard Class	(256,308,604)	(14,835,842)
Service Class	(177,515,767)	(57,378,866)

	(433,824,371)	(72,214,708)

Increase (Decrease) in net assets derived from capital share transactions	(32,604,671)	705,778,505

NET DECREASE IN NET ASSETS	(39,781,679)	704,570,839
NET ASSETS:
Beginning of year	1,136,685,709	432,114,870

End of year	$1,096,904,030	$1,136,685,709

Undistributed (Distributions in excess of) net investment income	$1,553,384	$(410,851)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund––18

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Standard Class
					5/3/10[1]
		Year Ended			to
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$10.137	$10.136	$9.866	$10.089	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.144	0.144	0.193	0.188	0.134
Net realized and unrealized gain (loss)	(0.082)	(0.068)	0.223	(0.213)	0.018

Total from investment operations	0.062	0.076	0.416	(0.025)	0.152

Less dividends and distributions from:
Net investment income	(0.119)	(0.066)	(0.146)	(0.190)	(0.063)
Net realized gain	—	—	—	(0.008)	—
Return of capital	(0.023)	(0.009)	—	—	—

Total dividends and distributions	(0.142)	(0.075)	(0.146)	(0.198)	(0.063)

Net asset value, end of period	$10.057	$10.137	$10.136	$9.866	$10.089

Total return[3]	0.62%	0.75%	4.22%	(0.24%)	1.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$298,086	$431,104	$224,190	$85,546	$71,412
Ratio of expenses to average net assets	0.62%	0.65%	0.69%	0.71%	0.78%
Ratio of net investment income to average net assets	1.41%	1.42%	1.90%	1.86%	2.00%
Portfolio turnover	109%	81%	88%	80%	40%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund Service Class
					5/3/10[1]
		Year Ended			to
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$10.137	$10.135	$9.866	$10.086	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.118	0.118	0.167	0.162	0.119
Net realized and unrealized gain (loss)	(0.081)	(0.067)	0.224	(0.212)	0.015

Total from investment operations	0.037	0.051	0.391	(0.050)	0.134

Less dividends and distributions from:
Net investment income	(0.094)	(0.040)	(0.122)	(0.162)	(0.048)
Net realized gain	—	—	—	(0.008)	—
Return of capital	(0.023)	(0.009)	—	—	—

Total dividends and distributions	(0.117)	(0.049)	(0.122)	(0.170)	(0.048)

Net asset value, end of period	$10.057	$10.137	$10.135	$9.866	$10.086

Total return[3]	0.36%	0.51%	3.96%	(0.49%)	1.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$798,818	$705,582	$207,925	$135,063	$13,128
Ratio of expenses to average net assets	0.87%	0.90%	0.94%	0.96%	1.03%
Ratio of net investment income to average net assets	1.16%	1.17%	1.65%	1.61%	1.75%
Portfolio turnover	109%	81%	88%	80%	40%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the average daily net assets of the Fund and 0.55% of the average daily net assets of the Fund in excess of $500 million.

Delaware Investments Fund Advisors (DIFA) (Sub-Adviser), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$50,323
Legal fees	13,894

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$544,364
Distribution fees payable to LFD	169,799

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$937,121,545
Purchases of U.S. government securities	288,914,687
Sales other than U.S. government securities	952,876,663
Sales of U.S. government securities	289,324,585

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,107,559,017

Aggregate unrealized appreciation	$8,501,786
Aggregate unrealized depreciation	(4,961,131)

Net unrealized appreciation	$3,540,655

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Agency Collateralized Mortgage Oblgations	$—	$12,205,197	$12,205,197
Convertible Bonds	—	2,767,286	2,767,286
Convertible Preferred Stock	282,682	144,432	427,114
Corporate Bonds	—	799,608,910	799,608,910
Municipal Bonds	—	25,327,079	25,327,079
Non-Agency Asset-Backed Securities	—	112,879,462	112,879,462
Senior Secured Loans	—	116,829,470	116,829,470
Sovereign Bonds	—	8,485,563	8,485,563
Preferred Stock	3,279,186	—	3,279,186
Money Market Fund	29,290,405	—	29,290,405

Total	$32,852,273	$1,078,247,399	$1,111,099,672

Swap Contracts	$—	$(5,645,545)	$(5,645,545)

LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reported period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended

	12/31/14	12/31/13
Ordinary income	$9,971,970	$5,548,234
Long-term capital gain	897,161	—
Return of capital	2,464,167	959,988

Total	$13,333,298	$6,508,222

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,101,087,415
Qualified late year losses deferred	(2,054,838)
Other temporary differences	(7,938)
Unrealized depreciation	(2,120,609)

Net assets	$1,096,904,030

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of swap contracts, contingent payment debt instruments, amortization of convertible bonds, and tax deferral of losses on straddles.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to swap reclass, sale of contingent payment debt instruments, sale of convertible bonds, the tax treatment of gain (loss) on foreign currency transactions, return of capital, redesignations of dividends and distributions, and paydown gain (loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these classifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(2,597,924)	$2,546,474	$51,450

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. At December 31, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act.

During fiscal year 2014, the Fund utilized $2,394,384 of capital loss carryforwards.

LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended

	12/31/14	12/31/13
Shares sold:
Standard Class	11,706,595	21,559,354
Service Class	26,301,627	54,416,766
Shares issued upon reinvestment of dividends and distributions:
Standard Class	412,765	312,005
Service Class	913,709	330,528

	39,334,696	76,618,653

Shares redeemed:
Standard Class	(25,007,595)	(1,460,068)
Service Class	(17,390,212)	(5,654,539)

	(42,397,807)	(7,114,607)

Net increase (decrease)	(3,063,111)	69,504,046

7. Unfunded Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. As of December 31, 2014, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
W.R. Grace	$849,936

8. Derivatives

U.S. GAAP requires disclosures that enables shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2014.

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/ depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or

LVIP Delaware Diversified Floating Rate Fund–25

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2014, the net unrealized depreciation of credit default swaps was $12,353. Initial margin and variation margin is posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty, which amounted to $11,651,659 as of December 31, 2014. If a credit event had occurred for all swap transactions where collateral posting was required as of December 31, 2014, the Fund would have received $10,000,000 less the value of the contracts’ related reference obligations.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(12,353)
Interest rate contracts (Swap contracts)	Liabilities net of receivables and other assets	179,354	Liabilities net of receivables and other assets	(5,812,546)

Total		$179,354		$(5,824,899)

LVIP Delaware Diversified Floating Rate Fund–26

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

8. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(22,479)	$—
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(1,801,857)	483,962
Interest rate contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(6,171,324)	(9,156,833)

Total		$(7,995,660)	$(8,672,871)

Derivatives Generally-The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume		Liability Derivative Volume
Forward foreign currency contracts (average cost)	USD	25,536	USD	4,172
CDS contracts (average notional value)*	EUR	3,494,328		—
CDS contracts (average notional value)*	USD	13,113,404		—
Interest rate swap contracts (average notional value)	USD	334,917,391		—

*Asset represents buying protection and liability represents selling protection.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Interest Rate Swaps	$179,354	$—	$179,354

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[1]
Barclays Bank	$179,354	$—	$—	$179,354

LVIP Delaware Diversified Floating Rate Fund–27

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Credit Default Swaps	$(12,353)	$—	$(12,353)
Interest Rate Swaps	(5,812,546)	—	(5,812,546)

Total	$(5,824,899)	$—	$(5,824,899)

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[2]
Bank of America Merrill Lynch	$(195,807)	$—	$195,807	$—
Goldman Sachs Capital	(12,353)	—	—	(12,353)
Citigroup Global Markets	(402,701)	—	402,701	—
Hong Kong Shanghai Bank	(334,216)	—	334,216	—
JPMorgan Chase Bank	(3,685,802)	—	3,685,802	—
Morgan Stanley Capital	(1,194,020)	—	1,194,020	—

Total	$(5,824,899)	$—	$5,812,546	$(12,353)

1Net amount represents the net amount receivable from the counterparty in the event of default.

2Net amount represents the net amount payable due to the counterparty in the event of default.

9. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and/ or Ba or lower by Moody’s Investor Services, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which

LVIP Delaware Diversified Floating Rate Fund–28

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

9. Credit and Market Risk (continued)

are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Diversified Floating Rate Fund–29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Diversified Floating Rate Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Diversified Floating Rate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Diversified Floating Rate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Delaware Diversified Floating Rate Fund–30

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions ( Tax Basis)	(B) Long-Term Capital Gain Distributions (Tax Basis)	(C) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)
74.79%	6.73%	18.48%	100.00%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP Delaware Diversified Floating Rate Fund–31

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the LVIP Delaware Diversified Floating Rate Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Bank Loan funds category and a custom index (Floating Rate composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one and three year periods and that the Fund was the top ranked fund in the peer group based on standard deviation for the same periods. The Board considered LIAC’s view that the Fund did not have a true performance peer group because the Fund is managed to a higher quality standard than the funds in the Morningstar performance peer group and that lower quality high yield securities had outperformed the higher credit quality securities held in the Fund for the one and three year periods. The Board also considered that the Fund has a floating rate strategy designed to minimize duration risk and was positioned for a rising interest rate environment. The Board noted that LIAC remained comfortable with the subadviser and the Fund’s investment strategy. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser and considered Delaware’s statement that it does not charge a lower fee to other funds or similar clients receiving comparable services. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP Delaware Diversified Floating Rate Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Delaware Diversified Floating Rate Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Delaware Diversified Floating Rate Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Diversified Floating Rate Fund–35

LVIP Delaware Foundation® Aggressive Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Delaware Foundation® Aggressive Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Aggressive Allocation Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 4.34% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Aggressive Composite1 returned 4.06%; and its broad-based index, the S&P 500® Index2, returned 13.69%.

There was a substantial divergence of performance across global financial markets during 2014. In terms of benchmark returns, U.S. large-cap equities(as measured by the Russell 1000® Growth Index3 and the Russell 1000® Value Index4) delivered very strong returns, while U.S. small-cap equities (as measured by the Russell 2000® Index5) delivered returns which were lower but still positive. By contrast, developed-market equities (as measured by the MSCI EAFE® Growth Index6 and the MSCI EAFE® Value Index7) generated returns which were negative, as did emerging-market equities (as measured by the MSCI Emerging Markets® Index8). In the bond markets, U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Bond Index9) delivered strong performance, whereas global fixed income (as measured by the Barclays Capital Global Aggregate Bond Index10) generated returns which were modestly positive.

Macroeconomic news flow about the U.S. economy during 2014 was generally positive, as it continued to recover slowly from the financial crisis of 2008-09. Unemployment in the U.S. declined slowly, while consumer price inflation remained quiescent. The Federal Reserve ended its program of quantitative easing in October, and indicated in December that it is open to the possibility of raising short-term interest rates in 2015 if the economic recovery continues. The value of the trade-weighted dollar rose during 2014, which may indicate that investors feel reasonably confident about the political and economic outlook for the U.S. In the rest of the world, elections in Brazil and Japan reduced uncertainty about the near-term policy environment in those countries, but investors still seem concerned about the medium-term outlook for many parts of Europe.

The tactical positioning of the Fund during the year was well suited to the prevailing market environment, as it was overweight in U.S. equities, and underweight in developed-market equities. These tactical weightings were helpful to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. Moreover, security selection was strong in several sleeves, notably U.S. large-cap growth, U.S. large-cap value, U.S. small-cap, and fixed-income securities. The positive impact of security selection in those sleeves was partly undercut by negative selection in developed-market and emerging-market equities.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macro economic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments Fund Advisers

Managed by: Jackson Square Partners, LLC

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, strong relative performance in the healthcare and consumer discretionary sectors was partially offset by weak relative performance in the financial services and technology sectors.

The strategy’s top contributor to performance during the period was Allergan. It was announced that Activis, a generic and specialty drug manufacturer, would acquire Allergan at a premium to previous offers by Valeant Pharmaceuticals International. While we continue to believe Allergan operates at a high level, driven by the core ophthalmology franchise as well as for the broader use of Botox in both cosmetic and in other medical indications, we are currently assessing the investment merits of a combined Activis/Allergan entity.

The strategy’s largest detractor from performance during the period was Apple due to the lack of significant exposure to this strong-performing company. After owning Apple in the portfolio for many years, we sold the final portion of our position early in the period due to growing concerns related to its future growth trajectory, margin compression, and product innovation, among others. We believe that the sustainability of Apple’s franchise should be stronger for a longer period of time, and that the company deserves a higher valuation than the typical technology hardware company. However, as the risk-reward profile of this company had changed, we no longer felt the stock was as attractive relative to the other holdings in the portfolio and therefore decided to exit the position.

Despite positive absolute returns in the equity market during the past few years, we believe the relatively tepid market sentiment demonstrates that there are more than just fundamental factors affecting stock prices. A lack of significant bull market sentiment suggests to us that many investors appear to be struggling with accurately predicting the pace of global economic recovery and are assessing factors that threaten economic fundamentals (for example, central bank actions and fiscal policy debates across the globe). While some fundamentals in various geographies may be trending in a positive direction (from a very low base during the global financial crisis in 2008-2009), we don’t believe we are entering into a typical post-recessionary global boom cycle. Rather, we believe the lingering effects of the recent credit crisis could lead to moderate growth, at best, for the intermediate term. In such a tenuous environment, we believe the quality of a company’s business model,

LVIP Delaware Foundation® Aggressive Allocation Fund–1

LVIP Delaware Foundation® Aggressive Allocation Fund

2014 Annual Report Commentary (continued)

competitive position, and management may prove to be of utmost importance.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Jeffrey S. Van Harte, CFA

Christopher M. Ericksen, CFA

Christopher J. Bonavico, CFA

Daniel J. Prislin, CFA

Jackson Square Partners, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,960. For comparison, look at how the Aggressive Composite and S&P 500® Index (net dividends) did over the same period. The same $10,000 investment would have increased to $18,922 and $20,947, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation® Aggressive Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP UBS Global Asset Allocation Fund. The investment objective of the LVIP UBS Global Asset Allocation Fund was to maximize long-term return (capital appreciation plus current income) consistent with preservation of capital.

Average annual total returns on investment	Ended 12/31/14
Standard Class Shares
One Year	+ 4.34%
Five Years	+ 9.39%
Ten Years	+ 6.03%
Service Class Shares
One Year	+ 4.08%
Five Years	+ 9.12%
Ten Years	+ 5.77%

1.

The Aggressive Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

5.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

6.

The MSCI EAFE® Growth Index is a subset of the MSCI EAFE® Index, which measures equity market performance across developed market countries in Europe, Australasia, and the Far East. The MSCI EAFE® Growth Index consists of those securities classified by MSCI as most representing the growth style.

7.

The MSCI EAFE® Value Index is a subset of the MSCI EAFE® Index, which measures equity market performance across developed market countries in Europe, Australasia, and the Far East. The MSCI EAFE® Value Index consists of those securities classified by MSCI as most representing the value style.

8.

The MSCI Emerging Markets® Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

9.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

10.	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Foundation® Aggressive Allocation are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Foundation® Aggressive Allocation Fund, the repayment of capital from the LVIP Delaware Foundation® Aggressive Allocation Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2015 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Aggressive Allocation Fund–2

LVIP Delaware Foundation® Aggressive Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$988.60	0.73%	$3.66
Service Class Shares	1,000.00	987.30	0.98%	4.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Aggressive Allocation Fund–3

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and

Geography Allocations (unaudited)

As of December 31, 2014

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	71.07%
U.S. Markets	46.29%
Aerospace & Defense	1.43%
Air Freight & Logistics	0.21%
Auto Components	0.59%
Automobiles	0.09%
Banks	1.78%
Beverages	0.21%
Biotechnology	1.59%
Building Products	0.12%
Capital Markets	1.02%
Chemicals	0.91%
Commercial Services & Supplies	0.74%
Communications Equipment	1.47%
Construction & Engineering	0.13%
Consumer Finance	0.10%
Containers & Packaging	0.09%
Diversified Financial Services	0.47%
Diversified Telecommunication Services	1.08%
Electric Utilities	0.63%
Electrical Equipment	0.07%
Electronic Equipment, Instruments & Components	0.23%
Energy Equipment & Services	0.58%
Food & Staples Retailing	1.46%
Food Products	1.42%
Gas Utilities	0.02%
Health Care Equipment & Supplies	0.86%
Health Care Providers & Services	1.33%
Hotels, Restaurants & Leisure	0.52%
Household Products	0.28%
Industrial Conglomerates	0.17%
Insurance	1.50%
Internet & Catalog Retail	1.16%
Internet Software & Services	2.45%
IT Services	2.19%
Life Sciences Tools & Services	0.13%
Machinery	0.48%
Media	0.64%
Metals & Mining	0.09%
Multiline Retail	0.20%
Multi-Utilities	0.20%
Oil, Gas & Consumable Fuels	3.40%
Paper & Forest Products	0.20%
Pharmaceuticals	3.13%
Professional Services	0.22%
Real Estate Investment Trusts	4.35%
Road & Rail	0.28%
Semiconductors & Semiconductor Equipment	1.33%
Software	2.25%

Security Type/Sector	Percentage of Net Assets
Specialty Retail	1.42%
Technology Hardware, Storage & Peripherals	0.42%
Textiles, Apparel & Luxury Goods	0.58%
Trading Companies & Distributors	0.07%
Developed Markets	15.22%
Aerospace & Defense	0.24%
Air Freight & Logistics	0.44%
Airlines	0.20%
Auto Components	0.30%
Automobiles	0.66%
Banks	2.05%
Beverages	0.53%
Construction & Engineering	0.36%
Construction Materials	0.27%
Containers & Packaging	0.30%
Diversified Telecommunication Services	0.38%
Energy Equipment & Services	0.18%
Food Products	0.44%
Household Durables	0.26%
Industrial Conglomerates	0.37%
Insurance	0.50%
IT Services	1.22%
Life Sciences Tools & Services	0.07%
Media	0.26%
Metals & Mining	0.48%
Multi-Utilities	0.18%
Oil, Gas & Consumable Fuels	0.49%
Pharmaceuticals	2.69%
Road & Rail	0.35%
Software	0.15%
Specialty Retail	0.43%
Textiles, Apparel & Luxury Goods	0.59%
Trading Companies & Distributors	0.52%
Wireless Telecommunication Services	0.31%
Emerging Markets	9.56%
Airlines	0.06%
Automobiles	0.14%
Banks	1.09%
Beverages	0.46%
Building Products	0.18%
Chemicals	0.12%
Construction & Engineering	0.04%
Construction Materials	0.39%
Diversified Financial Services	0.09%
Diversified Telecommunication Services	0.15%
Electronic Equipment, Instruments & Components	0.25%
Food & Staples Retailing	0.15%
Food Products	0.54%
Hotels, Restaurants & Leisure	0.04%

LVIP Delaware Foundation® Aggressive Allocation Fund–4

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Security Type/Sector	Percentage of Net Assets
Household Durables	0.06%
Insurance	0.11%
Internet Software & Services	1.07%
IT Services	0.06%
Media	0.26%
Metals & Mining	0.17%
Multiline Retail	0.07%
Oil, Gas & Consumable Fuels	1.30%
Paper & Forest Products	0.19%
Personal Products	0.09%
Real Estate Management & Development	0.07%
Road & Rail	0.02%
Semiconductors & Semiconductor Equipment	0.46%
Technology Hardware, Storage & Peripherals	0.52%
Transportation Infrastructure	0.02%
Wireless Telecommunication Services	1.39%
Convertible Preferred Stock	0.08%
Exchange-Traded Funds	9.25%
Preferred Stock	0.08%
Agency Collateralized Mortgage Obligations	0.18%
Agency Mortgage-Backed Securities	3.80%
Agency Obligation	0.02%
Commercial Mortgage-Backed Securities	1.09%
Convertible Bonds	0.21%
Corporate Bonds	9.81%
Aerospace & Defense	0.04%
Air Freight & Logistics	0.04%
Airlines	0.04%
Auto Components	0.10%
Automobiles	0.12%
Beverages	0.07%
Biotechnology	0.07%
Building Products	0.05%
Capital Markets	0.18%
Chemicals	0.38%
Commercial Banks	0.84%
Commercial Services & Supplies	0.21%
Computers & Peripherals	0.06%
Consumer Finance	0.05%
Containers & Packaging	0.06%
Diversified Consumer Services	0.06%
Diversified Financial Services	0.58%
Diversified Telecommunication Services	0.49%
Electric Utilities	0.59%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	0.06%
Food Products	0.02%
Gas Utilities	0.02%
Health Care Equipment & Supplies	0.18%
Health Care Providers & Services	0.28%
Hotels, Restaurants & Leisure	0.18%

Security Type/Sector	Percentage of Net Assets
Independent Power Producers & Energy Traders	0.07%
Industrial Conglomerates	0.04%
Insurance	0.30%
Internet & Catalog Retail	0.06%
Internet Software & Services	0.12%
IT Services	0.05%
Machinery	0.09%
Media	0.78%
Metals & Mining	0.34%
Multi-Utilities	0.25%
Oil, Gas & Consumable Fuels	1.38%
Paper & Forest Products	0.11%
Pharmaceuticals	0.10%
Real Estate Investment Trusts	0.65%
Real Estate Management & Development	0.01%
Road & Rail	0.02%
Semiconductors & Semiconductor Equipment	0.08%
Software	0.06%
Specialty Retail	0.20%
Textiles, Apparel & Luxury Goods	0.04%
Transportation Infrastructure	0.07%
Wireless Telecommunication Services	0.16%
Municipal Bonds	0.07%
Non-Agency Asset-Backed Securities	0.52%
Non-Agency Collateralized Mortgage Obligations	0.13%
Regional Bonds	0.06%
Senior Secured Loans	1.65%
Sovereign Bonds	0.41%
Supranational Banks	0.05%
U.S. Treasury Obligations	0.61%
Money Market Fund	0.03%
Short-Term Investment	2.98%
Total Value of Securities	102.10%
Liabilities Net of Receivables and Other Assets	(2.10%)
Total Net Assets	100.00%

LVIP Delaware Foundation® Aggressive Allocation Fund–5

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Teva Pharmaceutical Industries ADR	1.03%
Celgene	0.91%
Baidu ADR	0.88%
Microsoft	0.83%
QUALCOMM	0.81%
Allergan	0.81%
Visa	0.76%
Walgreens Boots Alliance	0.70%
CGI Group	0.67%
MasterCard	0.67%
Total	8.07%

Geography	Percentage of Net Assets
Argentina	0.11%
Australia	0.40%
Barbados	0.09%
Bermuda	0.01%
Brazil	1.35%
Canada	1.50%
Cayman Islands	0.05%
Chile	0.13%
China	2.35%
Colombia	0.10%
Curacao	0.04%
Cyprus	0.03%
Denmark	0.67%
France	3.19%
Germany	0.82%
Hong Kong	0.71%
Hungary	0.02%
Iceland	0.05%
India	0.78%
Indonesia	0.07%
Ireland	0.16%
Israel	1.03%
Italy	0.45%
Japan	2.82%
Kazakhstan	0.05%
Luxembourg	0.33%
Malaysia	0.06%
Mexico	1.01%
Netherlands	0.72%
Norway	0.10%
Peru	0.03%
Poland	0.11%
Portugal	0.01%
Republic of Korea	2.01%
Russia	0.38%
South Africa	0.63%
Spain	0.03%
Sweden	0.82%
Switzerland	1.07%
Taiwan	0.61%
Thailand	0.27%
Turkey	0.18%
United Arab Emirates	0.05%
United Kingdom	1.92%
United States	71.77%
Venezuela	0.00%
Total	99.09%

LVIP Delaware Foundation® Aggressive Allocation Fund–6

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–71.07%
U.S. MARKETS–46.29%
Aerospace & Defense–1.43%
Boeing	1,325	$172,223
†Esterline Technologies	1,910	209,489
Honeywell International	2,315	231,315
†KEYW Holding	12,110	125,702
Lockheed Martin	1,200	231,084
Northrop Grumman	7,200	1,061,208
Raytheon	9,600	1,038,432
Rockwell Collins	1,000	84,480
United Technologies	2,295	263,925

		3,417,858

Air Freight & Logistics–0.21%
FedEx	1,540	267,436
†XPO Logistics	5,460	223,205

		490,641

Auto Components–0.59%
Borg Warner	2,480	136,276
Johnson Controls	22,100	1,068,314
†Tenneco	3,520	199,267

		1,403,857

Automobiles–0.09%
Ford Motor	14,220	220,410

		220,410

Banks–1.78%
BB&T	26,600	1,034,474
BBCN Bancorp	8,060	115,903
Bryn Mawr Bank	1,500	46,950
Cardinal Financial	7,900	156,657
Citigroup	6,145	332,506
City Holding	3,090	143,778
†First NBC Bank Holding	3,680	129,536
Flushing Financial	5,490	111,282
@Independent Bank (Massachusetts)	3,610	154,544
JPMorgan Chase	6,985	437,121
KeyCorp	11,625	161,587
Prosperity Bancshares	2,930	162,205
Sterling Bancorp	12,350	177,593
Susquehanna Bancshares	9,610	129,062
†Texas Capital Bancshares	3,560	193,415
Webster Financial	4,970	161,674
Wells Fargo	7,690	421,566
†Western Alliance Bancorp	6,540	181,812

		4,251,665

Beverages–0.21%
Coca-Cola	2,475	104,495
PepsiCo	4,205	397,625

		502,120

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Biotechnology–1.59%
†Acorda Therapeutics	4,380	$179,011
†Alkermes	2,605	152,549
†Celgene	19,419	2,172,209
†Cepheid	4,360	236,050
†Gilead Sciences	3,680	346,877
†Isis Pharmaceuticals	2,690	166,081
†Ligand Pharmaceuticals Class B	1,610	85,668
†NPS Pharmaceuticals	6,170	220,701
†Spectrum Pharmaceuticals	9,920	68,746
†Vertex Pharmaceuticals	1,325	157,410

		3,785,302

Building Products–0.12%
AAON	8,303	185,904
†Continental Building Products	5,940	105,316

		291,220

Capital Markets–1.02%
Ameriprise Financial	1,425	188,456
Bank of New York Mellon	25,220	1,023,175
BlackRock	510	182,356
Evercore Partners Class A	5,080	266,040
Greenhill	1,960	85,456
Invesco	3,575	141,284
Raymond James Financial	2,955	169,292
State Street	2,570	201,745
†Stifel Financial	3,210	163,774

		2,421,578

Chemicals–0.91%
Axiall	3,450	146,521
†Chemtura	4,460	110,296
duPont (E.I.) deNemours	14,100	1,042,554
Eastman Chemical	2,930	222,270
Huntsman	6,330	144,197
Innophos Holdings	1,970	115,147
LyondellBasell Industries Class A	1,175	93,283
Minerals Technologies	1,960	136,122
Quaker Chemical	1,630	150,025

		2,160,415

Commercial Services & Supplies–0.74%
McGrath RentCorp	4,730	169,618
Republic Services	3,300	132,825
Tetra Tech	4,590	122,553
United Stationers	4,450	187,612
US Ecology	3,230	129,588
Waste Management	19,900	1,021,268

		1,763,464

Communications Equipment–1.47%
Cisco Systems	46,915	1,304,941

LVIP Delaware Foundation® Aggressive Allocation Fund–7

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Communications Equipment (continued)
†NETGEAR	3,800	$135,204
Plantronics	2,610	138,382
QUALCOMM	26,003	1,932,803

		3,511,330

Construction & Engineering–0.13%
Granite Construction	4,290	163,106
†MasTec	2,420	54,716
†MYR Group	3,580	98,092

		315,914

Consumer Finance–0.10%
Capital One Financial	2,965	244,761

		244,761

Containers & Packaging–0.09%
MeadWestvaco	4,795	212,850

		212,850

Diversified Financial Services–0.47%
Intercontinental Exchange Group	5,118	1,122,326

		1,122,326

Diversified Telecommunication Services–1.08%
AT&T	39,572	1,329,223
Atlantic Tele-Network	1,720	116,255
†inContact	15,050	132,289
Verizon Communications	21,343	998,426

		2,576,193

Electric Utilities–0.63%
Cleco	3,230	176,164
Edison International	17,870	1,170,128
OGE Energy	4,580	162,498

		1,508,790

Electrical Equipment–0.07%
Eaton	2,300	156,308

		156,308

Electronic Equipment, Instruments & Components–0.23%
†Anixter International	1,860	164,536
†FARO Technologies	3,500	219,380
†Rofin-Sinar Technologies	5,740	165,140

		549,056

Energy Equipment & Services–0.58%
Bristow Group	1,150	75,659
Core Laboratories	1,025	123,349
Halliburton	18,600	731,538
†Pioneer Energy Services	3,590	19,889
†RigNet	3,490	143,195

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services (continued)
Schlumberger	3,345	$285,696

		1,379,326

Food & Staples Retailing–1.46%
Casey’s General Stores	4,070	367,602
CVS Health	15,043	1,448,791
Walgreens Boots Alliance	21,965	1,673,733

		3,490,126

Food Products–1.42%
Archer-Daniels-Midland	19,800	1,029,600
General Mills	3,945	210,387
J&J Snack Foods	1,500	163,155
Kraft Foods Group	16,633	1,042,224
Mondelez International Class A	26,000	944,450

		3,389,816

Gas Utilities–0.02%
South Jersey Industries	950	55,983

		55,983

Health Care Equipment & Supplies–0.86%
Baxter International	13,900	1,018,731
Conmed	4,020	180,739
CryoLife	9,920	112,394
†DexCom	3,990	219,649
†Halyard Health	190	8,639
†Merit Medical Systems	5,550	96,181
†Quidel	6,090	176,123
West Pharmaceutical Services	4,710	250,760

		2,063,216

Health Care Providers & Services–1.33%
†Air Methods	3,790	166,874
Cardinal Health	12,300	992,979
†Cross Country Healthcare	9,740	121,555
†Express Scripts Holding	3,490	295,498
Quest Diagnostics	16,200	1,086,372
UnitedHealth Group	3,400	343,706
†WellCare Health Plans	2,040	167,402

		3,174,386

Hotels, Restaurants & Leisure–0.52%
†Buffalo Wild Wings	970	174,969
Cheesecake Factory	3,680	185,141
†Del Frisco’s Restaurant Group	6,540	155,260
Jack in the Box	2,600	207,896
McDonald’s	580	54,346
†Popeyes Louisiana Kitchen	3,510	197,508
Starbucks	3,120	255,996

		1,231,116

LVIP Delaware Foundation® Aggressive Allocation Fund–8

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Household Products–0.28%
Kimberly-Clark	1,475	$170,421
Procter & Gamble	5,500	500,995

		671,416

Industrial Conglomerates–0.17%
General Electric	16,060	405,836

		405,836

Insurance–1.50%
AFLAC	3,545	216,564
Allstate	14,400	1,011,600
American Equity Investment Life Holding	7,000	204,330
AMERISAFE	2,180	92,345
Fidelity & Guaranty Life	5,550	134,699
@Infinity Property & Casualty	1,630	125,934
Marsh & McLennan	17,400	995,976
Primerica	2,710	147,045
Prudential Financial	1,595	144,284
@Selective Insurance Group	5,110	138,839
Travelers	2,440	258,274
United Fire Group	3,480	103,460

		3,573,350

Internet & Catalog Retail–1.16%
†Liberty Interactive Class A	46,725	1,374,649
†Priceline Group	1,107	1,262,212
†Shutterfly	2,940	122,583

		2,759,444

Internet Software & Services–2.45%
†Coupons.com	4,420	78,455
†eBay	27,726	1,555,983
Equinix	5,893	1,336,120
†Facebook Class A	3,420	266,828
†Google Class A	1,793	951,473
†Google Class C	1,215	639,576
†GrubHub	4,090	148,549
@j2 Global	3,440	213,280
†SciQuest	7,730	111,699
†Yahoo	5,082	256,692
†Yelp	5,261	287,935

		5,846,590

IT Services–2.19%
Accenture Class A	3,150	281,327
Convergys	6,850	139,535
†ExlService Holdings	2,290	65,746
International Business Machines	405	64,978
†InterXion Holding	4,770	130,412
MasterCard Class A	18,380	1,583,621
†TeleTech Holdings	5,060	119,821

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
Visa Class A	6,944	$1,820,717
Xerox	74,200	1,028,412

		5,234,569

Life Sciences Tools & Services–0.13%
Thermo Fisher Scientific	2,440	305,708

		305,708

Machinery–0.48%
Barnes Group	5,020	185,790
Caterpillar	840	76,885
†Chart Industries	830	28,386
Columbus McKinnon	5,750	161,230
Cummins	880	126,870
Deere	1,080	95,548
ESCO Technologies	2,750	101,475
Kadant	4,320	184,421
Parker Hannifin	1,355	174,727

		1,135,332

Media–0.64%
Cinemark Holdings	1,660	59,063
Comcast Class A	4,640	267,102
†Discovery Communications Class A	4,414	152,062
†Discovery Communications Class C	21,656	730,240
Disney (Walt)	1,200	113,028
National CineMedia	6,160	88,519
Regal Entertainment Group Class A	1,525	32,574
Viacom Class B	1,205	90,676

		1,533,264

Metals & Mining–0.09%
Kaiser Aluminum	1,860	132,860
Worthington Industries	3,090	92,978

		225,838

Multiline Retail–0.20%
Macy’s	3,905	256,754
Nordstrom	2,750	218,323

		475,077

Multi-Utilities–0.20%
MDU Resources Group	5,105	119,967
NorthWestern	2,960	167,477
Sempra Energy	1,615	179,846

		467,290

Oil, Gas & Consumable Fuels–3.40%
†Bonanza Creek Energy	1,200	28,800
†Carrizo Oil & Gas	2,960	123,136
Chevron	11,851	1,329,445
ConocoPhillips	13,875	958,207
†Diamondback Energy	1,560	93,257

LVIP Delaware Foundation® Aggressive Allocation Fund–9

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
EOG Resources	15,917	$1,465,478
Exxon Mobil	4,275	395,224
Kinder Morgan	16,795	710,596
Marathon Oil	33,530	948,564
Occidental Petroleum	12,570	1,013,268
†Parsley Energy Class A	2,930	46,763
†Rosetta Resources	3,430	76,523
†RSP Permian	2,180	54,805
Williams	19,069	856,961

		8,101,027

Paper & Forest Products–0.20%
†Boise Cascade	4,980	185,007
International Paper	2,240	120,019
Neenah Paper	2,820	169,961

		474,987

Pharmaceuticals–3.13%
AbbVie	4,745	310,513
†Actavis	825	212,363
†Akorn	4,670	169,054
Allergan	9,076	1,929,467
†Auxilium Pharmaceuticals	2,520	86,650
Johnson & Johnson	10,612	1,109,697
†Medicines	2,550	70,559
Merck	23,590	1,339,676
Perrigo	3,871	647,076
Pfizer	47,195	1,470,124
†Prestige Brands Holdings	3,300	114,576

		7,459,755

Professional Services–0.22%
Kforce	8,790	212,103
Nielsen Holdings	3,040	135,979
†WageWorks	2,680	173,048

		521,130

Real Estate Investment Trusts–4.35%
American Campus Communities	1,475	61,006
American Realty Capital Properties	4,925	44,571
American Tower	2,540	251,079
Apartment Investment & Management	2,400	89,160
AvalonBay Communities	1,700	277,763
Boston Properties	2,250	289,553
Brandywine Realty Trust	7,375	117,853
Camden Property Trust	1,050	77,532
Corporate Office Properties Trust	1,925	54,612
Cousins Properties	4,675	53,389
Crown Castle International	18,395	1,447,687
DCT Industrial Trust	5,707	203,512
DDR	8,350	153,306
Douglas Emmett	4,600	130,640

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Duke Realty	9,050	$182,810
DuPont Fabros Technology	5,280	175,507
EastGroup Properties	1,850	117,142
EPR Properties	4,650	267,979
Equity Lifestyle Properties	1,275	65,726
Equity One	2,400	60,864
Equity Residential	4,500	323,280
Essex Property Trust	925	191,105
Extra Space Storage	1,225	71,834
Federal Realty Investment Trust	500	66,730
First Industrial Realty Trust	5,250	107,940
First Potomac Realty Trust	2,800	34,608
General Growth Properties	9,675	272,158
Health Care REIT	1,350	102,155
Healthcare Realty Trust	2,625	71,715
Healthcare Trust of America Class A	2,413	64,993
Highwoods Properties	2,600	115,128
Host Hotels & Resorts	15,385	365,701
Kilroy Realty	1,550	107,059
Kimco Realty	4,800	120,672
Kite Realty Group Trust	6,782	194,915
LaSalle Hotel Properties	6,465	261,639
Lexington Realty Trust	5,525	60,665
Liberty Property Trust	1,300	48,919
LTC Properties	475	20,506
Macerich	1,375	114,689
National Retail Properties	5,710	224,803
Pebblebrook Hotel Trust	1,875	85,556
Post Properties	1,625	95,501
Prologis	6,400	275,392
PS Business Parks	750	59,655
Public Storage	1,225	226,441
Ramco-Gershenson Properties Trust	11,330	212,324
Regency Centers	2,000	127,560
RLJ Lodging Trust	2,775	93,046
Sabra Health Care REIT	1,400	42,518
Simon Property Group	3,825	696,571
SL Green Realty	1,750	208,285
Sovran Self Storage	1,680	146,530
Spirit Realty Capital	7,025	83,527
†Strategic Hotels & Resorts	7,500	99,225
Tanger Factory Outlet Centers	2,750	101,640
Taubman Centers	700	53,494
UDR	4,150	127,903
Ventas	3,850	276,045
Vornado Realty Trust	2,600	306,046

		10,380,164

Road & Rail–0.28%
Hunt (J.B.) Transport Services	1,500	126,375
†Roadrunner Transportation Systems	3,570	83,359

LVIP Delaware Foundation® Aggressive Allocation Fund–10

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Road & Rail (continued)
†Swift Transportation	3,650	$104,499
Union Pacific	2,885	343,690

		657,923

Semiconductors & Semiconductor Equipment–1.33%
†Applied Micro Circuits	18,670	121,728
Avago Technologies	2,015	202,689
Broadcom Class A	24,000	1,039,920
Intel	34,946	1,268,190
Maxim Integrated Products	6,025	192,017
†Semtech	6,640	183,065
†Synaptics	2,350	161,774

		3,169,383

Software–2.25%
†Adobe Systems	9,033	656,699
†Callidus Software	4,820	78,711
†Electronic Arts	15,228	715,944
†Guidewire Software	3,030	153,409
Intuit	11,060	1,019,621
Microsoft	42,576	1,977,655
†Proofpoint	4,260	205,460
†Rally Software Development	6,170	70,153
†salesforce.com	2,660	157,765
SS&C Technologies Holdings	3,290	192,432
†Tyler Technologies	1,200	131,328

		5,359,177

Specialty Retail–1.42%
DSW Class A	3,945	147,149
†Express	6,600	96,954
L Brands	13,620	1,178,811
Lowe’s	15,400	1,059,520
†Sally Beauty Holdings	15,756	484,339
Tractor Supply	2,640	208,085
†Urban Outfitters	5,945	208,848

		3,383,706

Technology Hardware, Storage & Peripherals–0.42%
Apple	5,965	658,417
EMC	11,220	333,683

		992,100

Textiles, Apparel & Luxury Goods–0.58%
†G-III Apparel Group	2,050	207,071
†Iconix Brand Group	4,530	153,069
†Madden (Steven)	6,040	192,253
NIKE Class B	8,724	838,813

		1,391,206

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Trading Companies & Distributors–0.07%
Applied Industrial Technologies	3,730	$170,051

		170,051

Total U.S. Markets (Cost $64,246,145)		110,384,350

§DEVELOPED MARKETS–15.22%
Aerospace & Defense–0.24%
Meggitt	70,482	566,902

		566,902

Air Freight & Logistics–0.44%
Deutsche Post	32,049	1,040,372

		1,040,372

Airlines–0.20%
@Westjet Airlines Class VV	16,387	474,990

		474,990

Auto Components–0.30%
Sumitomo Rubber Industries	47,400	704,711

		704,711

Automobiles–0.66%
Bayerische Motoren Werke	3,200	345,338
Toyota Motor	19,700	1,227,755

		1,573,093

Banks–2.05%
BNP Paribas	678	40,001
†ING Groep	56,039	724,005
Mitsubishi UFJ Financial Group	213,700	1,174,215
Nordea Bank	103,426	1,197,229
Standard Chartered	70,762	1,058,173
UniCredit	110,195	705,866

		4,899,489

Beverages–0.53%
Carlsberg Class B	9,245	710,032
Coca-Cola Amatil	74,372	561,582

		1,271,614

Construction & Engineering–0.36%
Vinci	15,657	854,912

		854,912

Construction Materials–0.27%
Lafarge	9,129	640,857

		640,857

Containers & Packaging–0.30%
Rexam	101,709	715,939

		715,939

LVIP Delaware Foundation® Aggressive Allocation Fund–11

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Diversified Telecommunication Services–0.38%
Nippon Telegraph & Telephone	17,714	$904,953

		904,953

Energy Equipment & Services–0.18%
†Saipem	35,215	369,147
Subsea 7	6,698	68,457

		437,604

Food Products–0.44%
Aryzta	13,806	1,060,985

		1,060,985

Household Durables–0.26%
Techtronic Industries	191,500	614,404

		614,404

Industrial Conglomerates–0.37%
Koninklijke Philips	30,711	890,189

		890,189

Insurance–0.50%
AXA	52,097	1,200,473

		1,200,473

IT Services–1.22%
†CGI Group Class A	42,132	1,605,944
Teleperformance	19,123	1,301,704

		2,907,648

Life Sciences Tools & Services–0.07%
†ICON	3,160	161,128

		161,128

Media–0.26%
Publicis Groupe	8,685	622,848

		622,848

Metals & Mining–0.48%
Anglo American ADR	9,585	87,319
AuRico Gold	64,347	213,207
Rio Tinto	14,766	680,582
Yamana Gold	42,439	171,297

		1,152,405

Multi-Utilities–0.18%
National Grid	30,826	437,343

		437,343

Oil, Gas & Consumable Fuels–0.49%
Suncor Energy	19,000	603,382
Total	11,064	566,831

		1,170,213

Pharmaceuticals–2.69%
Novartis	16,101	1,493,263

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Pharmaceuticals (continued)
Novo Nordisk ADR	19,142	$810,089
Sanofi	12,512	1,140,725
Stada Arzneimittel	17,125	519,620
Teva Pharmaceutical Industries ADR	42,600	2,449,926

		6,413,623

Road & Rail–0.35%
East Japan Railway	10,972	827,038

		827,038

Software–0.15%
Playtech	34,175	364,626

		364,626

Specialty Retail–0.43%
Nitori Holdings	19,018	1,021,894

		1,021,894

Textiles, Apparel & Luxury Goods–0.59%
Kering	2,719	522,512
Yue Yuen Industrial Holdings	245,000	881,051

		1,403,563

Trading Companies & Distributors–0.52%
ITOCHU	80,260	856,855
Rexel	21,296	381,542

		1,238,397

Wireless Telecommunication Services–0.31%
Tele2 Class B	60,776	736,461

		736,461

Total Developed Markets (Cost $28,412,856)		36,308,674

×EMERGING MARKETS–9.56%
Airlines–0.06%
Gol Linhas Aereas Inteligentes ADR	23,700	136,275

		136,275

Automobiles–0.14%
Hyundai Motor	764	117,286
Mahindra & Mahindra	11,247	219,270

		336,556

Banks–1.09%
Banco Santander Brasil ADR	30,504	153,130
Bangkok Bank	34,193	200,897
China Construction Bank	306,239	250,153
ICICI Bank ADR	31,000	358,050
Industrial & Commercial Bank of China	390,238	284,974
Itau Unibanco Holding ADR	19,572	254,632
†KB Financial Group ADR	9,203	300,202

LVIP Delaware Foundation® Aggressive Allocation Fund–12

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Banks (continued)
Powszechna Kasa Oszczednosci Bank Polski	10,432	$104,720
@=Sberbank	136,705	129,291
Shinhan Financial Group	6,513	263,093
Standard Bank Group	24,147	297,691

		2,596,833

Beverages–0.46%
†Anadolu Efes Biracilik Ve Malt Sanayii	24,571	238,399
Cia Cervecerias Unidas ADR	5,800	107,590
†Fomento Economico Mexicano ADR	2,965	261,009
@Lotte Chilsung Beverage	226	308,549
Tsingtao Brewery	26,072	175,873

		1,091,420

Building Products–0.18%
@KCC	901	426,892

		426,892

Chemicals–0.12%
Braskem ADR	13,968	180,327
Sociedad Quimicay Minera de Chile ADR	4,800	114,624

		294,951

Construction & Engineering–0.04%
†Empresas ICA ADR	19,000	93,480

		93,480

Construction Materials–0.39%
†Cemex ADR	38,255	389,818
†Cemex Latam Holdings	13,816	92,550
Siam Cement	9,204	125,624
Siam Cement NVDR	7,259	98,561
Ultratech Cement	5,409	228,761

		935,314

Diversified Financial Services–0.09%
Remgro	9,489	207,646

		207,646

Diversified Telecommunication Services–0.15%
†KT ADR	11,166	157,664
Telefonica Brasil ADR	11,095	196,160

		353,824

Electronic Equipment, Instruments & Components–0.25%
Hon Hai Precision Industry	128,004	352,939
†LG Display ADR	16,391	248,324

		601,263

Food & Staples Retailing–0.15%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	5,400	198,882

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Food & Staples Retailing (continued)
Wal-Mart de Mexico Series V	72,977	$156,895

		355,777

Food Products–0.54%
Brasil Foods ADR	12,599	294,187
China Mengniu Dairy	53,000	218,254
@Lotte Confectionery	152	247,492
Tingyi Cayman Islands Holding	91,541	208,049
@Uni-President China Holdings	355,600	327,444

		1,295,426

Hotels, Restaurants & Leisure–0.04%
@Arcos Dorados Holdings	18,100	97,921

		97,921

Household Durables–0.06%
LG Electronics	2,777	149,493

		149,493

Insurance–0.11%
Samsung Life Insurance	2,569	273,382

		273,382

Internet Software & Services–1.07%
†Baidu ADR	9,163	2,088,889
†SINA	4,596	171,936
†@Sohu.com	5,300	281,854

		2,542,679

IT Services–0.06%
†WNS Holdings ADR	6,340	130,984

		130,984

Media–0.26%
Grupo Televisa ADR	18,514	630,587

		630,587

Metals & Mining–0.17%
†Anglo American Platinum	3,202	94,032
@Gerdau	17,000	51,432
Gerdau ADR	13,300	47,215
†Impala Platinum Holdings	6,693	43,753
Vale ADR	20,852	170,569

		407,001

Multiline Retail–0.07%
Woolworths Holdings	24,650	163,518

		163,518

Oil, Gas & Consumable Fuels–1.30%
Cairn India	34,400	131,265
China Petroleum & Chemical	172,850	139,993
CNOOC ADR	1,177	159,413
@Gazprom ADR	50,996	234,768

LVIP Delaware Foundation® Aggressive Allocation Fund–13

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
LUKOIL ADR	5,608	$215,067
PetroChina ADR	1,736	192,627
Petroleo Brasileiro ADR	39,169	285,934
Polski Koncern Naftowy Orlen	10,070	137,710
PTT - Foreign	21,778	214,535
#Reliance Industries GDR 144A	28,196	786,907
@Rosneft GDR	33,951	118,363
Sasol ADR	4,653	176,674
Tambang Batubara Bukit Asam Persero	125,600	125,804
YPF ADR	6,600	174,702

		3,093,762

Paper & Forest Products–0.19%
†Fibria Celulose ADR	26,010	315,501
Nine Dragons Paper Holdings	156,500	136,291

		451,792

Personal Products–0.09%
†Hypermarcas	32,400	202,995

		202,995

Real Estate Management & Development–0.07%
#@=Etalon Group GDR 144A	10,500	21,000
@UEM Sunrise	386,868	155,048

		176,048

Road & Rail–0.02%
America Latina Logistica	21,742	41,398

		41,398

Semiconductors & Semiconductor Equipment–0.46%
MediaTek	20,000	290,298
Taiwan Semiconductor Manufacturing	85,944	378,038
Taiwan Semiconductor Manufacturing ADR	11,400	255,132
United Microelectronics	377,000	174,722

		1,098,190

Technology Hardware, Storage & Peripherals–0.52%
Samsung Electronics	1,019	1,231,181

		1,231,181

Transportation Infrastructure–0.02%
Santos Brasil Participacoes	9,575	50,442

		50,442

Wireless Telecommunication Services–1.39%
America Movil ADR	9,558	211,996
China Mobile	39,848	466,772
China Mobile ADR	5,193	305,452
MegaFon GDR	10,105	137,705
Mobile Telesystems ADR	8,400	60,312

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services (continued)
MTN Group	11,076	$210,753
SK Telecom ADR	37,100	1,002,071
Tim Participacoes ADR	24,600	546,366
†Turkcell Iletisim Hizmetleri ADR	12,010	181,591
Vodacom Group	18,033	199,598

		3,322,616

Total Emerging Markets (Cost $22,033,833)		22,789,646

Total Common Stock (Cost $114,692,834)		169,482,670

CONVERTIBLE PREFERRED STOCK–0.08%
Alcoa 5.375% exercise price $19.39, expiration date 10/1/17	250	12,613
ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	500	8,891
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	9	10,369
#Chesapeake Energy 144A 5.75%exercise price $26.14,expiration date 12/31/49	13	13,341
Dominion Resources 6.125%exercise price $65.21,expiration date 4/1/16	158	9,482
@Dynegy 5.375% exercise price $38.75, expiration date 11/1/17	120	12,240
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	150	7,875
Halcon Resources 5.75%exercise price $6.16, expiration date 12/31/49	14	5,600
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	14	19,043
Huntington Bancshares 8.50%exercise price $11.95, expiration date 12/31/49	14	18,620
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	384	18,048
Maiden Holdings 7.25% exercise price $15.39, expiration date 9/15/16	500	24,160

LVIP Delaware Foundation® Aggressive Allocation Fund–14

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	138	$5,787
T-Mobile US 5.50% exercise price $31.02, expiration date 12/15/17	55	2,914
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	13	15,798

Total Convertible Preferred Stock (Cost $200,302)		184,781

EXCHANGE-TRADED FUNDS–9.25%
iShares MSCI EAFE Growth Index ETF	167,030	10,990,574
iShares MSCI EAFE Index ETF	89,280	5,431,795
Vanguard FTSE Developed Markets ETF	148,930	5,641,468

Total Exchange-Traded Funds (Cost $17,166,656)		22,063,837

PREFERRED STOCK–0.08%
Alabama Power 5.625%	2,475	61,999
•Integrys Energy Group 6.00%	1,700	45,390
National Retail Properties 5.70%	1,125	27,281
Public Storage 5.20%	1,200	27,540
•Regions Financial 6.375%	1,300	33,020
U.S. Airways 0.00%	8	0

Total Preferred Stock (Cost $193,391)		195,230

	Principal Amount°

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.18%
Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	52	59
Fannie Mae REMICs Series 1996-46 ZA 7.50% 11/25/26	937	1,060
Series 2003-26 AT 5.00% 11/25/32	21,771	22,462
Series 2010-41 PN 4.50% 4/25/40	65,000	70,189
•*Series 2012-122 SD 5.931% 11/25/42	87,949	21,457
*Series 2013-26 ID 3.00% 4/25/33	87,822	12,613

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*Series 2013-38 AI 3.00% 4/25/33	84,958	$12,334
*Series 2013-44 DI 3.00% 5/25/33	212,355	32,029
Series 2014-36 ZE 3.00% 6/25/44	35,617	31,781
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	7,930	9,009
Series 4065 DE 3.00% 6/15/32	10,000	10,009
*Series 4185 LI 3.00% 3/15/33	87,837	14,064
*Series 4191 CI 3.00% 4/15/33	88,720	12,493
GNMA Series 2010-113 KE 4.50% 9/20/40	155,000	171,118

Total Agency Collateralized Mortgage Obligations (Cost $409,216)		420,677

AGENCY MORTGAGE-BACKED SECURITIES–3.80%
Fannie Mae ARM
•2.421% 5/1/43	28,572	28,604
•2.546% 6/1/43	9,972	10,061
•3.203% 4/1/44	45,093	46,805
•3.268% 3/1/44	38,776	40,475
•3.302% 9/1/43	31,983	33,192
•5.141% 8/1/35	2,051	2,192
Fannie Mae S.F. 15 yr
2.50% 10/1/27	30,400	31,034
2.50% 2/1/28	91,140	93,047
3.00% 5/1/28	6,752	7,030
3.50% 7/1/26	22,758	24,124
4.00% 5/1/25	15,116	16,149
4.00% 6/1/25	52,693	56,117
4.00% 11/1/25	106,525	114,206
4.00% 12/1/26	25,101	26,739
4.00% 5/1/27	54,201	58,062
4.00% 8/1/27	30,231	32,292
4.50% 4/1/18	2,592	2,723
4.50% 5/1/20	603	637
4.50% 8/1/20	757	798
4.50% 10/1/20	820	867
4.50% 9/1/24	1,426	1,542
4.50% 12/1/24	2,002	2,165
4.50% 4/1/25	12,161	13,143
5.00% 12/1/20	2,789	2,997
5.00% 6/1/23	5,558	6,003
Fannie Mae S.F. 20 yr
3.00% 2/1/33	3,465	3,583
3.00% 8/1/33	13,564	14,009
3.50% 4/1/33	4,200	4,432
3.50% 9/1/33	19,473	20,638
4.00% 1/1/31	6,594	7,109

LVIP Delaware Foundation® Aggressive Allocation Fund–15

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 20 yr (continued)
4.00% 2/1/31	19,949	$21,510
5.00% 11/1/23	1,691	1,867
6.00% 9/1/29	15,331	17,358
Fannie Mae S.F. 30 yr
3.00% 7/1/42	26,606	26,969
3.00% 10/1/42	406,121	411,667
3.00% 12/1/42	66,088	66,988
3.00% 1/1/43	150,888	152,916
3.00% 2/1/43	13,628	13,813
3.00% 4/1/43	102,005	103,360
3.00% 5/1/43	88,869	90,037
4.00% 8/1/43	11,700	12,552
4.50% 7/1/36	8,358	9,112
4.50% 4/1/39	53,378	57,987
4.50% 11/1/40	23,339	25,359
4.50% 3/1/41	48,119	52,257
4.50% 4/1/41	60,797	66,095
4.50% 7/1/41	16,860	18,323
4.50% 10/1/41	28,366	30,803
4.50% 11/1/41	22,851	24,831
4.50% 1/1/42	577,182	627,866
4.50% 12/1/43	1,733	1,882
4.50% 5/1/44	6,932	7,550
4.50% 6/1/44	40,008	43,444
5.00% 2/1/35	36,313	40,224
5.00% 4/1/35	8,781	9,726
5.00% 7/1/35	10,784	11,947
5.00% 10/1/35	25,582	28,323
5.00% 11/1/35	7,958	8,816
5.00% 4/1/37	6,913	7,638
5.00% 8/1/37	19,459	21,548
5.00% 2/1/38	7,139	7,907
5.50% 12/1/32	1,416	1,596
5.50% 2/1/33	20,359	22,913
5.50% 11/1/34	5,395	6,068
5.50% 11/1/34	2,489	2,805
5.50% 12/1/34	34,458	38,713
5.50% 3/1/35	4,165	4,654
5.50% 5/1/35	12,547	14,093
5.50% 6/1/35	6,244	7,012
5.50% 1/1/36	4,040	4,537
5.50% 5/1/36	3,603	4,039
5.50% 7/1/36	2,121	2,384
5.50% 1/1/37	589	663
5.50% 4/1/37	79,479	89,395
5.50% 8/1/37	8,200	9,201
5.50% 1/1/38	781	873
5.50% 2/1/38	13,089	14,693
5.50% 3/1/38	15,348	17,247
5.50% 6/1/38	56,630	63,280
5.50% 9/1/38	54,764	61,413

Principal Amount°		Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 12/1/38	30,014	$33,733
5.50% 10/1/39	68,862	76,949
5.50% 7/1/40	20,163	22,539
5.50% 9/1/41	231,253	258,414
6.00% 5/1/36	27,275	31,002
6.00% 6/1/36	2,683	3,051
6.00% 7/1/36	7,041	8,022
6.00% 12/1/36	2,957	3,360
6.00% 2/1/37	8,908	10,123
6.00% 5/1/37	22,852	25,932
6.00% 6/1/37	1,566	1,800
6.00% 7/1/37	1,570	1,781
6.00% 8/1/37	20,111	22,797
6.00% 9/1/37	2,890	3,284
6.00% 11/1/37	4,164	4,754
6.00% 5/1/38	37,690	42,774
6.00% 7/1/38	1,037	1,175
6.00% 9/1/38	7,434	8,428
6.00% 10/1/38	32,620	37,032
6.00% 11/1/38	7,082	8,071
6.00% 1/1/39	13,916	15,797
6.00% 9/1/39	117,758	133,628
6.00% 3/1/40	12,132	13,736
6.00% 7/1/40	48,300	54,798
6.00% 9/1/40	11,001	12,492
6.00% 11/1/40	4,162	4,780
6.00% 5/1/41	16,723	18,977
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/44	764,000	772,834
3.00% 2/1/44	300,000	302,713
3.50% 2/1/44	243,000	252,654
4.00% 1/1/44	1,193,000	1,273,234
4.00% 2/1/44	864,000	919,745
4.50% 1/1/44	517,000	561,187
4.50% 2/1/44	243,000	263,313
Fannie Mae S.F. 30 yr 6.50% 3/1/40	79,283	90,289
Freddie Mac ARM
•2.342% 12/1/33	13,672	14,541
•2.482% 6/1/37	5,205	5,597
•2.534% 1/1/44	82,914	85,024
Freddie Mac S.F. 15 yr
4.00% 5/1/25	4,241	4,527
4.50% 5/1/20	5,579	5,950
4.50% 7/1/25	4,756	5,137
4.50% 6/1/26	11,192	12,095
5.50% 5/1/20	148,291	160,671
Freddie Mac S.F. 20 yr
3.00% 6/1/34	14,740	15,150
3.50% 1/1/34	32,185	33,819
Freddie Mac S.F. 30 yr
3.00% 10/1/42	29,967	30,334

LVIP Delaware Foundation® Aggressive Allocation Fund–16

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
3.00% 11/1/42	25,836	$26,184
4.50% 6/1/39	4,863	5,269
4.50% 10/1/39	12,308	13,344
4.50% 4/1/41	83,789	91,029
5.50% 3/1/34	2,963	3,337
5.50% 12/1/34	2,724	3,078
5.50% 6/1/36	1,930	2,165
5.50% 11/1/36	2,620	2,929
5.50% 12/1/36	923	1,033
5.50% 4/1/38	13,937	15,596
5.50% 6/1/38	1,455	1,627
5.50% 6/1/39	15,276	17,095
5.50% 3/1/40	11,419	12,770
5.50% 8/1/40	7,000	7,828
5.50% 1/1/41	6,722	7,517
5.50% 6/1/41	12,041	13,461
6.00% 2/1/36	6,298	7,189
6.00% 1/1/38	4,231	4,783
6.00% 6/1/38	11,456	12,971
6.00% 8/1/38	14,328	16,263
6.00% 5/1/40	4,441	5,026
6.50% 4/1/39	17,150	19,485
GNMA I S.F. 30 yr 5.00% 6/15/40	6,418	7,097

Total Agency Mortgage-Backed Securities (Cost $8,937,420)		9,052,148

AGENCY OBLIGATION–0.02%
Tennessee Valley Authority 2.875% 9/15/24	55,000	55,820

Total Agency Obligation (Cost $54,417)		55,820

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.09%
Banc of America Commercial Mortgage Trust
•Series 2006-1 AM 5.421% 9/10/45	10,000	10,389
•Series 2007-4 AM 5.821% 2/10/51	40,000	43,497
CD Commercial Mortgage Trust
•Series 2005-CD1 AM 5.226% 7/15/44	40,000	41,063
•Series 2005-CD1 C 5.226% 7/15/44	15,000	15,333
Citigroup Commercial Mortgage
Trust Series 2014-GC25 A4 3.635% 10/10/47	60,000	62,429
Commercial Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	25,000	26,391

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust (continued)
Series 2014-CR20 A4 3.59% 11/10/47	55,000	$57,205
Series 2014-CR20 AM 3.938% 11/10/47	20,000	20,672
Series 2014-CR21 A3 3.528% 12/10/47	35,000	36,213
#•DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.557% 11/10/46	100,000	112,203
FREMF Mortgage Trust
#•Series 2011-K10 B 144A 4.615% 11/25/49	25,000	26,850
#•Series 2011-K15 B 144A 4.931% 8/25/44	10,000	10,920
#•Series 2011-K702 B 144A 4.77% 4/25/44	10,000	10,633
#•Series 2011-K703 B 144A 4.884% 7/25/44	35,000	37,364
#•Series 2012-K19 B 144A 4.036% 5/25/45	10,000	10,361
#•Series 2012-K22 B 144A 3.686% 8/25/45	35,000	35,339
#•Series 2012-K22 C 144A 3.686% 8/25/45	30,000	29,735
#•Series 2012-K707 B 144A 3.883% 1/25/47	15,000	15,522
#•Series 2012-K708 B 144A 3.759% 2/25/45	100,000	102,971
#•Series 2012-K708 C 144A 3.759% 2/25/45	10,000	10,183
#•Series 2013-K26 C 144A 3.60% 12/25/45	15,000	14,458
#•Series 2013-K33 B 144A 3.503% 8/25/46	30,000	29,566
#•Series 2013-K33 C 144A 3.503% 8/25/46	20,000	19,188
#•Series 2013-K712 144A 3.368% 5/25/45	125,000	125,414
#•Series 2013-K713 144A 3.165% 4/25/46	75,000	74,395
#•Series 2013-K713 C 144A 3.165% 4/25/46	45,000	43,777
#•Series 2014-K716 B 144A 3.954% 8/25/47	25,000	25,490
Goldman Sachs Mortgage Securities II Series 2005-GG4 A4A 4.751% 7/10/39	26,471	26,497
#Goldman Sachs Mortgage Securities Trust Series 2010-C1 A2 144A 4.592% 8/10/43	100,000	110,194

LVIP Delaware Foundation® Aggressive Allocation Fund–17

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
#Grace Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	700,000	$724,273
#Hilton USA Trust Series 2013-HLT BFX 144A 3.367% 11/5/30	200,000	202,478
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	52,456	52,253
Series 2014-C21 AS 3.997% 8/15/47	20,000	20,899
•Series 2014-C22 B 4.562% 9/15/47	25,000	26,664
Series 2014-C26 AS 3.80% 1/15/48	10,000	10,252
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-CB11 E 5.489% 8/12/37	15,000	16,139
•Series 2005-LDP5 D 5.391% 12/15/44	25,000	25,680
Series 2006-LDP8 AM 5.44% 5/15/45	89,000	94,237
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	3,890	3,945
•Series 2006-C6 AJ 5.452% 9/15/39	35,000	36,794
Series 2006-C6 AM 5.413% 9/15/39	35,000	37,168
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18 A4 3.923% 10/15/47	35,000	37,325
Series 2014-C19 AS 3.832% 12/15/47	20,000	20,629
Morgan Stanley Capital I Trust
•Series 2005-HQ7 AJ 5.206% 11/14/42	50,000	51,147
•Series 2006-T21 AM 5.204% 10/12/52	35,000	36,171
WF-RBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	30,000	32,030

Total Commercial Mortgage-Backed Securities (Cost $2,603,773)		2,612,336

CONVERTIBLE BONDS–0.21%
Alaska Communications
Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	24,000	22,830
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	11,000	11,743

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	12,000	$14,767
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	21,000	22,155
#Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18	13,000	12,334
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	23,000	22,871
Chesapeake Energy 2.25% exercise price $80.28, expiration date 12/14/38	11,000	9,934
Chesapeake Energy 2.50% exercise price $47.77, expiration date 5/15/37	12,000	11,715
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	13,000	16,161
Energy XXI Bermuda 3.00% exercise price $40.40, expiration date 12/13/18	23,000	6,957
fGeneral Cable 4.50% exercise price $34.88, expiration date 11/15/29	16,000	11,610
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	4,000	16,563
Illumina 0.25% exercise price $83.55, expiration date 3/11/16	5,000	11,056
Intel 3.25% exercise price $21.71, expiration date 8/1/39	5,000	8,703
Jefferies Group 3.875% exercise price $45.06, expiration date 10/31/29	17,000	17,627
#Lexington Realty Trust 144A 6.00% exercise price $6.68, expiration date 1/11/30	7,000	11,331
Liberty Interactive 0.75% exercise price $1,000.00, expiration date 3/30/43	19,000	27,099
#Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43	14,000	15,487
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/15/15	9,000	10,643

LVIP Delaware Foundation® Aggressive Allocation Fund–18

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	5,000	$21,156
Novellus Systems 2.625% exercise price $34.93, expiration date 5/14/41	11,000	25,273
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	20,000	25,525
#NXP Semiconductors 1.00% exercise price $102.84, expiration date 11/27/19	5,000	5,147
Peabody Energy 4.75% exercise price $57.62, expiration date 12/15/41	19,000	10,070
#PROS Holdings 2.00% exercise price $33.79, expiration date 11/27/19	9,000	9,326
RTI International Metals 1.625% exercise price $40.72, expiration date 10/10/19	14,000	13,676
SanDisk 1.50% exercise price $51.36, expiration date 8/11/17	8,000	15,400
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21	15,000	14,644
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	17,000	12,229
#TPG Specialty Lending 144A 4.50% exercise price $25.83, expiration date 12/15/19	17,000	16,618
#Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43	21,000	18,848
Vector Group 1.75% exercise price $25.87, expiration date 4/15/20	8,000	8,515
•Vector Group 2.50% exercise price $16.78, expiration date 1/14/19	7,000	9,884
VeriSign 4.086% exercise price $34.37, expiration date 8/15/37	7,000	12,027

Total Convertible Bonds (Cost $453,135)		499,924

CORPORATE BONDS–9.81%
Aerospace & Defense–0.04%
#KLX 144A 5.875% 12/1/22	30,000	30,375
TransDigm 6.00% 7/15/22	30,000	30,075

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
TransDigm (continued)
6.50% 7/15/24		25,000	$25,250

			85,700

Air Freight & Logistics–0.04%
#Aviation Capital Group 144A 6.75% 4/6/21		40,000	45,500
United Parcel Service 5.125% 4/1/19		45,000	50,606

			96,106

Airlines–0.04%
♦American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26		25,000	25,125
♦United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26		20,000	20,300
♦United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26		45,000	45,338

			90,763

Auto Components–0.10%
American Axle & Manufacturing 6.25% 3/15/21		35,000	36,925
Delphi 6.125% 5/15/21		30,000	32,775
Lear 5.25% 1/15/25		55,000	55,963
TRW Automotive
#144A 4.45% 12/1/23		70,000	70,525
#144A 4.50% 3/1/21		40,000	40,300

			236,488

Automobiles–0.12%
Daimler 2.75% 12/10/18	NOK	320,000	45,158
Ford Motor 7.45% 7/16/31		51,000	69,420
General Motors
3.50% 10/2/18		45,000	46,125
5.00% 4/1/35		40,000	41,784
#Hyundai Capital America 144A 2.55% 2/6/19		50,000	50,055
Toyota Finance Australia 3.04% 12/20/16	NZD	50,000	38,196

			290,738

Beverages–0.07%
#Pernod-Ricard 144A 5.75% 4/7/21		150,000	172,531

			172,531

Biotechnology–0.07%
Celgene
3.95% 10/15/20		55,000	58,257
4.625% 5/15/44		10,000	10,415

LVIP Delaware Foundation® Aggressive Allocation Fund–19

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)

CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences
3.50% 2/1/25		30,000	$30,856
4.50% 2/1/45		10,000	10,733
Immucor 11.125% 8/15/19		45,000	48,825

			159,086

Building Products–0.05%
#Builders FirstSource 144A 7.625% 6/1/21		60,000	61,650
Nortek 8.50% 4/15/21		60,000	64,500

			126,150

Capital Markets–0.18%
Goldman Sachs Group 6.15% 4/1/18		120,000	134,750
Jefferies Group
5.125% 1/20/23		20,000	20,364
6.45% 6/8/27		25,000	26,064
6.50% 1/20/43		15,000	15,351
Lazard Group 6.85% 6/15/17		158,000	175,986
State Street 3.10% 5/15/23		65,000	64,201
			436,716
Chemicals–0.38%
Celanese US Holdings 4.625% 11/15/22		45,000	44,775
CF Industries
5.15% 3/15/34		15,000	15,738
5.375% 3/15/44		60,000	64,980
6.875% 5/1/18		95,000	108,080
7.125% 5/1/20		50,000	59,636
Dow Chemical
3.50% 10/1/24		20,000	19,838
8.55% 5/15/19		223,000	277,504
Eastman Chemical 2.70% 1/15/20		45,000	45,307
Methanex 4.25% 12/1/24		45,000	44,893
Monsanto 4.40% 7/15/44		40,000	41,674
Mosaic 5.625% 11/15/43		60,000	69,022
PolyOne 5.25% 3/15/23		25,000	25,108
PPG Industries 2.30% 11/15/19		35,000	34,886
Rockwood Specialties Group 4.625% 10/15/20		30,000	31,087
#TPC Group 144A 8.75% 12/15/20		25,000	24,438

			906,966

Commercial Banks–0.84%
Australia & New Zealand Banking Group
2.625% 12/10/18	CAD	25,000	22,035
•3.625% 11/6/18	AUD	12,000	9,876

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
#•Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 144A 5.95% 1/30/24	200,000	$208,500
BB&T
2.45% 1/15/20	35,000	34,899
5.25% 11/1/19	165,000	184,008
#BBVA Banco Continental 144A 5.00% 8/26/22	25,000	26,110
#BBVA Bancomer 144A 7.25% 4/22/20	100,000	110,500
City National 5.25% 9/15/20	45,000	50,172
KeyBank 5.45% 3/3/16	250,000	262,781
•National City Bank 0.605% 6/7/17	335,000	333,621
Northern Trust 3.95% 10/30/25	30,000	31,291
#•PNC Preferred Funding Trust II 144A 1.463% 3/31/49	100,000	94,500
SVB Financial Group 5.375% 9/15/20	160,000	180,360
•USB Capital IX 3.50% 10/29/49	275,000	222,750
Wells Fargo
4.10% 6/3/26	195,000	199,573
4.65% 11/4/44	20,000	20,721
Zions Bancorp 4.50% 6/13/23	20,000	21,152

		2,012,849

Commercial Services & Supplies–0.21%
#Algeco Scotsman Global Finance 144A 8.50% 10/15/18	200,000	194,000
#Brambles USA 144A 3.95% 4/1/15	20,000	20,139
#CDK Global 144A 4.50% 10/15/24	30,000	30,490
HD Supply
7.50% 7/15/20	15,000	15,787
11.50% 7/15/20	30,000	34,500
Ingram Micro 4.95% 12/15/24	35,000	35,057
#Prestige Brands 144A 5.375% 12/15/21	55,000	54,313
Service International 5.375% 5/15/24	35,000	35,875
Spectrum Brands 6.375% 11/15/20	35,000	36,663
United Rentals North America 5.75% 11/15/24	55,000	56,788

		513,612

Computers & Peripherals–0.06%
NetApp 3.25% 12/15/22	40,000	39,519
Seagate HDD Cayman #144A 4.75% 1/1/25	40,000	41,288

LVIP Delaware Foundation® Aggressive Allocation Fund–20

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal		Value
	Amount°		(U.S. $)

CORPORATE BONDS (continued)
Computers & Peripherals (continued)
Seagate HDD Cayman (continued)
#144A 5.75% 12/1/34		50,000	$52,888

			133,695

Consumer Finance–0.05%
General Motors Financial
3.00% 9/25/17		30,000	30,376
4.375% 9/25/21		35,000	36,575
SunTrust Banks 2.35% 11/1/18		60,000	60,424

			127,375

Containers & Packaging–0.06%
Berry Plastics 5.50% 5/15/22		25,000	25,406
#BWAY Holding 144A 9.125% 8/15/21		50,000	50,250
#Consolidated Container 144A 10.125% 7/15/20		20,000	18,700
#Plastipak Holdings 144A 6.50% 10/1/21		50,000	50,250

			144,606

Diversified Consumer Services–0.06%
#Red de Carreteras de Occidente 144A 9.00% 6/10/28	MXN	2,000,000	132,707

			132,707

Diversified Financial Services–0.58%
Bank of America 4.25% 10/22/26		205,000	204,822
#ERAC USA Finance 144A 5.25% 10/1/20		95,000	107,089
General Electric Capital
2.10% 12/11/19		70,000	69,963
3.45% 5/15/24		50,000	51,725
4.25% 1/17/18	NZD	50,000	38,991
5.55% 5/4/20		30,000	34,559
6.00% 8/7/19		56,000	65,204
•7.125% 12/15/49		100,000	116,750
Goldman Sachs Group 5.20% 12/17/19	NZD	33,000	25,912
•HSBC Holdings 5.625% 12/29/49		200,000	200,950
JPMorgan Chase
•0.863% 1/28/19		26,000	26,026
4.125% 12/15/26		135,000	135,453
•6.75% 8/29/49		40,000	42,400
Morgan Stanley
4.35% 9/8/26		80,000	80,588
5.00% 9/30/21	AUD	14,000	12,036
•National Rural Utilities Cooperative Finance 4.75% 4/30/43		60,000	59,610

	Principal		Value
	Amount°		(U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
#SUAM Finance 144A 4.875% 4/17/24		100,000	$100,250

			1,372,328

Diversified Telecommunication Services–0.49%
AT&T 4.80% 6/15/44		45,000	46,035
Bell Canada 3.35% 3/22/23	CAD	19,000	16,550
CC Holdings GS V 3.849% 4/15/23		15,000	14,926
CenturyLink
5.80% 3/15/22		120,000	125,100
6.75% 12/1/23		45,000	49,444
Hughes Satellite Systems 7.625% 6/15/21		15,000	16,575
Intelsat Luxembourg 8.125% 6/1/23		115,000	117,875
#Level 3 Escrow II 144A 5.375% 8/15/22		55,000	55,413
Motorola Solutions 4.00% 9/1/24		65,000	65,522
Orange 5.50% 2/6/44		55,000	64,763
SBA Tower Trust
#144A 2.24% 4/16/18		40,000	39,701
#144A 2.898% 10/15/19		25,000	25,066
#SES 144A 3.60% 4/4/23		85,000	86,081
Telefonica Emisiones 6.421% 6/20/16		75,000	80,260
Verizon Communications
3.00% 11/1/21		155,000	153,100
4.40% 11/1/34		75,000	74,794
5.15% 9/15/23		80,000	88,401
Windstream
7.50% 4/1/23		15,000	15,000
7.75% 10/1/21		30,000	30,750

			1,165,356

Electric Utilities–0.59%
Ameren Illinois 3.25% 3/1/25		40,000	40,651
American Electric Power 2.95% 12/15/22		20,000	19,653
#American Transmission Systems 144A 5.25% 1/15/22		155,000	173,824
Berkshire Hathaway Energy 3.75% 11/15/23		110,000	114,901
Cleveland Electric Illuminating 5.50% 8/15/24		5,000	5,931
ComEd Financing III 6.35% 3/15/33		60,000	61,971
Dominion Gas Holdings 3.60% 12/15/24		65,000	66,259
DTE Energy 2.40% 12/1/19		45,000	45,059

LVIP Delaware Foundation® Aggressive Allocation Fund–21

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
#•Electricite de France 144A 5.25% 12/29/49	100,000	$102,750
Entergy Arkansas 3.70% 6/1/24	20,000	20,999
Great Plains Energy
4.85% 6/1/21	30,000	32,892
5.292% 6/15/22	40,000	45,933
Indiana Michigan Power 3.20% 3/15/23	15,000	15,109
IPALCO Enterprises 5.00% 5/1/18	45,000	47,700
ITC Holdings 3.65% 6/15/24	65,000	66,045
LG&E & KU Energy
3.75% 11/15/20	60,000	62,660
4.375% 10/1/21	115,000	122,583
#Metropolitan Edison 144A 4.00% 4/15/25	30,000	30,661
NextEra Energy Capital Holdings
2.40% 9/15/19	65,000	65,010
3.625% 6/15/23	25,000	25,411
NV Energy 6.25% 11/15/20	65,000	76,462
Pennsylvania Electric 5.20% 4/1/20	55,000	60,708
Public Service of Oklahoma 5.15% 12/1/19	75,000	83,925
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	15,000	15,285

		1,402,382

Electronic Equipment, Instruments & Components–0.06%
Thermo Fisher Scientific
2.40% 2/1/19	60,000	60,147
4.15% 2/1/24	85,000	89,810

		149,957

Energy Equipment & Services–0.06%
Bristow Group 6.25% 10/15/22	35,000	35,000
#Drill Rigs Holdings 144A 6.50% 10/1/17	90,000	75,150
Exterran Partners 6.00% 4/1/21	15,000	13,200
Key Energy Services 6.75% 3/1/21	35,000	22,050

		145,400

Food Products–0.02%
Smithfield Foods 6.625% 8/15/22	25,000	26,250
Sysco 4.35% 10/2/34	25,000	27,004

		53,254

Gas Utilities–0.02%
AmeriGas Finance 7.00% 5/20/22	40,000	41,600

		41,600

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies–0.18%
Becton Dickinson
3.734% 12/15/24	55,000	$56,742
4.685% 12/15/44	5,000	5,407
Boston Scientific
2.65% 10/1/18	5,000	5,010
6.00% 1/15/20	80,000	90,257
CareFusion 6.375% 8/1/19	75,000	86,862
#@Crimson Merger 144A 6.625% 5/15/22	50,000	45,000
Kinetic Concepts 10.50% 11/1/18	35,000	38,150
Medtronic
#144A 3.15% 3/15/22	55,000	55,786
#144A 3.50% 3/15/25	40,000	41,006

		424,220

Health Care Providers & Services–0.28%
Air Medical Group Holdings 9.25% 11/1/18	7,000	7,324
Community Health Systems 6.875% 2/1/22	25,000	26,609
DaVita Healthcare Partners 5.125% 7/15/24	90,000	91,969
#Fresenius Medical Care US Finance II 144A 5.875% 1/31/22	40,000	43,600
HCA 5.00% 3/15/24	160,000	164,800
Highmark
#144A 4.75% 5/15/21	40,000	41,426
#144A 6.125% 5/15/41	20,000	21,177
McKesson 3.796% 3/15/24	135,000	138,946
#Milacron 144A 7.75% 2/15/21	30,000	30,750
Quest Diagnostics 2.70% 4/1/19	30,000	30,286
Tenet Healthcare 6.00% 10/1/20	58,000	62,427

		659,314

Hotels, Restaurants & Leisure–0.18%
#Caesars Growth Properties Holdings 144A 9.375% 5/1/22	35,000	30,975
International Game Technology 5.35% 10/15/23	75,000	75,668
#Landry’s 144A 9.375% 5/1/20	20,000	21,300
Marriott International 3.375% 10/15/20	40,000	41,003
MGM Resorts International 6.00% 3/15/23	60,000	60,600
#PF Chang’s China Bistro 144A 10.25% 6/30/20	15,000	15,038
Pinnacle Entertainment 7.50% 4/15/21	40,000	41,900
Starwood Hotels & Resorts Worldwide 3.75% 3/15/25	35,000	35,293

LVIP Delaware Foundation® Aggressive Allocation Fund–22

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Starwood Hotels & Resorts Worldwide (continued) 4.50% 10/1/34	25,000	$25,580
Wyndham Worldwide 5.625% 3/1/21	55,000	61,582
Wynn Las Vegas 5.375% 3/15/22	15,000	15,300

		424,239

Independent Power Producers & Energy Traders–0.07%
AES 5.50% 3/15/24	45,000	45,891
Calpine 5.375% 1/15/23	30,000	30,337
Dynegy Finance I
#144A 6.75% 11/1/19	15,000	15,281
#144A 7.375% 11/1/22	20,000	20,375
#144A 7.625% 11/1/24	50,000	51,063

		162,947

Industrial Conglomerates–0.04%
#Gates Global 144A 6.00% 7/15/22	90,000	86,643

		86,643

Insurance–0.30%
•Allstate 5.75% 8/15/53	55,000	58,059
Berkshire Hathaway Finance 2.90% 10/15/20	55,000	56,471
•Chubb 6.375% 3/29/67	80,000	86,164
#Five Corners Funding Trust 144A 4.419% 11/15/23	100,000	105,936
#Hockey Merger 144A 7.875% 10/1/21	50,000	49,875
•ING US 5.65% 5/15/53	35,000	34,825
MetLife 6.817% 8/15/18	40,000	46,579
#Onex USI Acquisition 144A 7.75% 1/15/21	10,000	9,800
Prudential Financial
•5.625% 6/15/43	20,000	20,546
•5.875% 9/15/42	55,000	58,300
TIAA Asset Management Finance
#@144A 2.95% 11/1/19	35,000	35,107
#144A 4.125% 11/1/24	80,000	82,118
•XL Group 6.50% 12/29/49	65,000	62,238

		706,018

Internet & Catalog Retail–0.06%
Amazon.com
3.80% 12/5/24	30,000	30,798
4.80% 12/5/34	25,000	26,327
Expedia 4.50% 8/15/24	25,000	25,293
#Netflix 144A 5.75% 3/1/24	65,000	67,925

		150,343

Internet Software & Services–0.12%
Baidu 3.25% 8/6/18	200,000	204,788

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Internet Software & Services (continued)
Equinix
4.875% 4/1/20	23,000	$23,000
5.375% 4/1/23	52,000	52,260
Zayo Group 10.125% 7/1/20	14,000	15,828

		295,876

IT Services–0.05%
First Data
11.25% 1/15/21	49,000	55,737
11.75% 8/15/21	20,000	23,050
NCR 6.375% 12/15/23	40,000	41,800
Xerox 6.35% 5/15/18	5,000	5,658

		126,245

Machinery–0.09%
Crane
2.75% 12/15/18	15,000	15,176
4.45% 12/15/23	60,000	63,371
Ingersoll-Rand Global Holding 4.25% 6/15/23	55,000	58,079
LSB Industries 7.75% 8/1/19	10,000	10,450
Meritor 6.75% 6/15/21	25,000	26,250
Parker-Hannifin 3.30% 11/21/24	5,000	5,113
Trinity Industries 4.55% 10/1/24	50,000	48,658

		227,097

Media–0.78%
CCO Holdings 5.25% 9/30/22	25,000	25,031
CCOH Safari 5.75% 12/1/24	15,000	15,206
#Columbus International 144A 7.375% 3/30/21	200,000	208,750
Comcast
3.375% 2/15/25	155,000	158,687
4.75% 3/1/44	15,000	16,785
Cox Communications
#144A 3.85% 2/1/25	80,000	80,918
#144A 4.80% 2/1/35	5,000	5,226
#CSC Holdings 144A 5.25% 6/1/24	65,000	65,487
DIRECTV Holdings
3.95% 1/15/25	110,000	111,094
5.15% 3/15/42	10,000	10,372
DISH DBS 5.00% 3/15/23	75,000	72,750
Gray Television 7.50% 10/1/20	80,000	82,800
Historic TW 6.875% 6/15/18	175,000	202,490
Lamar Media 5.00% 5/1/23	35,000	34,825
#MDC Partners 144A 6.75% 4/1/20	35,000	36,181
#Nielsen Luxembourg 144A 5.50% 10/1/21	30,000	30,750
Omnicom Group 3.65% 11/1/24	135,000	135,340
#SES Global Americas Holdings 144A 5.30% 3/25/44	110,000	123,628

LVIP Delaware Foundation® Aggressive Allocation Fund–23

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Sinclair Television Group
5.375% 4/1/21	45,000	$44,887
#144A 5.625% 8/1/24	5,000	4,863
6.125% 10/1/22	15,000	15,337
Time Warner Cable
4.00% 9/1/21	40,000	42,634
8.25% 4/1/19	108,000	132,329
Viacom 4.85% 12/15/34	145,000	148,856
WPP Finance 2010 5.625% 11/15/43	45,000	51,610

		1,856,836

Metals & Mining–0.34%
AK Steel 7.625% 5/15/20	25,000	23,375
ArcelorMittal 10.35% 6/1/19	145,000	175,631
#FMG Resources August 2006 144A 6.875% 4/1/22	136,000	113,730
Freeport-McMoRan
4.00% 11/14/21	10,000	9,923
4.55% 11/14/24	35,000	34,053
#Gerdau Holdings 144A 7.00% 1/20/20	100,000	108,625
#Lundin Mining 144A 7.50% 11/1/20	25,000	24,813
Novelis 8.75% 12/15/20	50,000	53,250
Ryerson
9.00% 10/15/17	25,000	25,750
11.25% 10/15/18	6,000	6,420
#Tupy Overseas 144A 6.625% 7/17/24	200,000	193,000
Yamana Gold 4.95% 7/15/24	40,000	39,112

		807,682

Multi-Utilities–0.25%
Ameren Illinois 9.75% 11/15/18	263,000	336,428
CMS Energy 6.25% 2/1/20	60,000	69,551
•Integrys Energy Group 6.11% 12/1/66	85,000	85,186
Puget Energy 6.00% 9/1/21	35,000	41,002
•Wisconsin Energy 6.25% 5/15/67	60,000	60,348

		592,515

Oil, Gas & Consumable Fuels–1.38%
Anadarko Petroleum 3.45% 7/15/24	40,000	39,128
California Resources
#144A 5.50% 9/15/21	25,000	21,500
#144A 6.00% 11/15/24	30,000	25,500
Canadian Natural Resources 3.90% 2/1/25	35,000	34,573
Chaparral Energy 7.625% 11/15/22	10,000	6,650

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy 5.75% 3/15/23	10,000	$10,350
Cimarex Energy 4.375% 6/1/24	25,000	23,937
CNOOC Nexen Finance 2014 4.25% 4/30/24	200,000	207,333
ConocoPhillips
3.35% 11/15/24	55,000	55,683
4.30% 11/15/44	25,000	26,263
Continental Resources 4.50% 4/15/23	130,000	123,860
El Paso Pipeline Partners Operating 4.30% 5/1/24	65,000	65,247
•Enbridge Energy Partners 8.05% 10/1/37	125,000	135,937
Energy Transfer Partners
5.95% 10/1/43	85,000	93,561
9.70% 3/15/19	65,000	81,655
#Energy XXI Gulf Coast 144A 6.875% 3/15/24	35,000	18,987
EnLink Midstream Partners 5.05% 4/1/45	35,000	33,942
•Enterprise Products Operating 7.034% 1/15/68	130,000	142,692
Halcon Resources 8.875% 5/15/21	33,000	24,997
#KazMunayGas National JSC 144A 9.125% 7/2/18	100,000	109,780
Kinder Morgan #144A 5.00% 2/15/21	25,000	26,043
5.30% 12/1/34	65,000	66,179
5.55% 6/1/45	20,000	20,560
Kinder Morgan Energy Partners 9.00% 2/1/19	115,000	139,531
Laredo Petroleum 7.375% 5/1/22	50,000	47,000
Marathon Petroleum 4.75% 9/15/44	45,000	42,663
Midstates Petroleum 9.25% 6/1/21	45,000	22,950
Murphy Oil USA 6.00% 8/15/23	60,000	63,000
Newfield Exploration 5.625% 7/1/24	45,000	44,747
Noble Energy
3.90% 11/15/24	30,000	29,711
5.05% 11/15/44	40,000	39,688
Oasis Petroleum 6.875% 3/15/22	45,000	41,175
#Pacific Rubiales Energy 144A 5.375% 1/26/19	113,000	97,632
PDC Energy 7.75% 10/15/22	15,000	14,325
Petrobras Global Finance
3.00% 1/15/19	5,000	4,433
4.875% 3/17/20	90,000	84,421

LVIP Delaware Foundation® Aggressive Allocation Fund–24

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras International Finance 5.375% 1/27/21	28,000	$26,084
Petroleos de Venezuela 9.00% 11/17/21	15,000	6,637
Petroleos Mexicanos
6.00% 3/5/20	100,000	112,750
6.50% 6/2/41	25,000	28,813
Plains All American Pipeline 8.75% 5/1/19	120,000	149,555
Plains Exploration & Production 6.50% 11/15/20	23,000	24,954
Pride International 6.875% 8/15/20	210,000	235,891
SandRidge Energy 8.125% 10/15/22	40,000	25,400
Statoil
2.90% 11/8/20	35,000	35,850
3.25% 11/10/24	30,000	30,162
Sunoco Logistics Partners Operations
3.45% 1/15/23	30,000	28,819
5.35% 5/15/45	45,000	45,668
Talisman Energy 5.50% 5/15/42	90,000	85,245
•TransCanada PipeLines 6.35% 5/15/67	130,000	126,425
Williams 4.55% 6/24/24	40,000	37,269
Williams Partners 7.25% 2/1/17	95,000	104,762
#Woodside Finance 144A 8.75% 3/1/19	105,000	130,198

		3,300,115

Paper & Forest Products–0.11%
Fibria Overseas Finance 5.25% 5/12/24	35,000	34,860
Georgia-Pacific
#144A 3.60% 3/1/25	10,000	10,063
8.00% 1/15/24	125,000	166,445
International Paper 6.00% 11/15/41	40,000	46,995

		258,363

Pharmaceuticals–0.10%
Express Scripts Holding
2.25% 6/15/19	40,000	39,613
3.50% 6/15/24	90,000	89,863
Omnicare
4.75% 12/1/22	5,000	5,087
5.00% 12/1/24	25,000	25,750
#Salix Pharmaceuticals 144A 6.00% 1/15/21	30,000	30,675
#Valeant Pharmaceuticals International 144A 5.625% 12/1/21	15,000	15,150

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
#Valeant Pharmaceuticals International Escrow 144A 6.375% 10/15/20	25,000	$26,219

		232,357

Real Estate Investment Trusts–0.65%
Alexandria Real Estate Equities
3.90% 6/15/23	25,000	25,124
4.50% 7/30/29	25,000	25,668
American Tower Trust I
#144A 1.551% 3/15/43	20,000	19,781
#144A 3.07% 3/15/23	55,000	54,874
AvalonBay Communities 3.50% 11/15/24	30,000	30,052
CBL & Associates
4.60% 10/15/24	80,000	81,176
5.25% 12/1/23	10,000	10,734
Corporate Office Properties
3.60% 5/15/23	40,000	38,502
5.25% 2/15/24	40,000	43,038
DDR
4.75% 4/15/18	65,000	69,486
7.50% 4/1/17	10,000	11,210
7.875% 9/1/20	85,000	104,952
Education Realty Operating Partnership 4.60% 12/1/24	45,000	46,168
Excel Trust 4.625% 5/15/24	25,000	25,991
Geo Group 5.875% 10/15/24	35,000	35,613
Healthcare Trust of America Holdings 3.375% 7/15/21	25,000	24,991
Hospitality Properties Trust 4.50% 3/15/25	45,000	45,389
Host Hotels & Resorts
3.75% 10/15/23	45,000	44,969
4.75% 3/1/23	65,000	69,186
5.875% 6/15/19	30,000	31,514
Regency Centers 4.80% 4/15/21	95,000	103,582
#WEA Finance 144A 3.75% 9/17/24	605,000	615,177

		1,557,177

Real Estate Management & Development–0.01%
WP Carey 4.60% 4/1/24	35,000	36,818

		36,818

Road & Rail–0.02%
Norfolk Southern 3.85% 1/15/24	40,000	42,137

		42,137

Semiconductors & Semiconductor Equipment–0.08%
National Semiconductor 6.60% 6/15/17	165,000	185,763

		185,763

LVIP Delaware Foundation® Aggressive Allocation Fund–25

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Software–0.06%
#Activision Blizzard 144A 6.125% 9/15/23	50,000	$54,000
#@BMC Software Finance 144A 8.125% 7/15/21	15,000	14,175
Oracle
3.40% 7/8/24	40,000	40,931
4.50% 7/8/44	30,000	32,667

		141,773

Specialty Retail–0.20%
Bed Bath & Beyond
4.915% 8/1/34	50,000	51,690
5.165% 8/1/44	45,000	47,191
#~Chinos Intermediate Holdings 144A PIK 7.75% 5/1/19	45,000	39,937
QVC
4.375% 3/15/23	85,000	85,438
5.45% 8/15/34	55,000	53,827
Sally Holdings 5.75% 6/1/22	30,000	31,575
Signet UK Finance 4.70% 6/15/24	115,000	111,175
Walgreens Boots Alliance 3.80% 11/18/24	55,000	56,207

		477,040

Textiles, Apparel & Luxury Goods–0.04%
#INVISTA Finance 144A 4.25% 10/15/19	50,000	50,250
Levi Strauss 6.875% 5/1/22	40,000	43,200

		93,450

Transportation Infrastructure–0.07%
AP Moeller-Maersk
#144A 2.55% 9/22/19	25,000	25,098
#144A 3.75% 9/22/24	40,000	41,152
#DP World 144A 6.85% 7/2/37	100,000	113,278

		179,528

Wireless Telecommunication Services–0.16%
#Crown Castle Towers 144A 4.883% 8/15/20	210,000	231,436
Sprint
7.125% 6/15/24	75,000	70,125
7.875% 9/15/23	20,000	19,844
T-Mobile USA 6.125% 1/15/22	60,000	61,125

		382,530

Total Corporate Bonds (Cost $22,868,918)		23,403,391

MUNICIPAL BONDS–0.07%
Golden State, California Tobacco Securitization Asset-Back Senior Notes Series A-1 5.125% 6/1/47	20,000	15,096

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
Golden State, California Tobacco Securitization Asset-Back Senior Notes Series A-1 (continued) 5.75% 6/1/47	25,000	$20,659
New Jersey State Transportation Trust Fund Series AA 5.00% 6/15/44	25,000	26,813
New York City, New York Series I 5.00% 8/1/22	20,000	24,024
New York State Thruway Authority Series A 5.00% 5/1/19	25,000	28,623
State of Maryland Local Facilities Series A 5.00% 8/1/21	25,000	30,245
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (NTE Mobility) 6.75% 6/30/43	20,000	24,397

Total Municipal Bonds (Cost $158,379)		169,857

NON-AGENCY ASSET-BACKED SECURITIES–0.52%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	100,000	107,014
•Ally Master Owner Trust Series 2013-2 A 0.611% 4/15/18	100,000	99,935
•American Express Credit Account Master Trust Series 2013-2 A 0.581% 5/17/21	100,000	100,222
#ARL Second Series 2014-1A A1 144A 2.92% 6/15/44	94,844	94,218
Avis Budget Rental Car Funding AESOP
#Series 2011-3A A 144A 3.41% 11/20/17	100,000	103,569
#Series 2013-1A A 144A 1.92% 9/20/19	100,000	98,957
#Series 2014-1A A 144A 2.46% 7/20/20	100,000	100,312
BA Credit Card Trust
•Series 2014-A2 A 0.431% 9/16/19	30,000	29,945
•Series 2014-A3 A 0.451% 1/15/20	35,000	34,994
•Chase Issuance Trust Series 2014-A8 A 0.411% 11/15/18	40,000	40,004
Ford Credit Auto Owner Trust Series 2014-C A3 1.06% 5/15/19	35,000	34,899
•GE Dealer Floorplan Master Note Trust Series 2014-2 A 0.615% 10/20/19	50,000	50,020

LVIP Delaware Foundation® Aggressive Allocation Fund–26

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
#MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22		100,000	$98,912
Synchrony Credit Card Master Note Trust Series 2014-1 A 1.61% 11/15/20		100,000	99,635
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.561% 10/15/15		150,000	150,357

Total Non-Agency Asset-Backed Securities (Cost $1,246,564)			1,242,993

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.13%
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		3,496	3,608
Series 2005-6 7A1 5.50% 7/25/20		3,211	3,239
•ChaseFlex Trust Series 2006-1 A4 5.002% 6/25/36		100,000	87,036
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35		31,194	31,254
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 2.788% 1/25/36		19,043	17,335
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36		31,656	31,962
•Series 2007-A1 7A4 2.531% 7/25/35		18,486	16,577
#•Sequoia Mortgage Trust Series 2013-11 B1 144A 3.712% 9/25/43		97,221	94,659
♦Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34		16,932	17,283

Total Non-Agency Collateralized Mortgage Obligations (Cost $267,032)			302,953

ΔREGIONAL BONDS–0.06%
Australia–0.03%
New South Wales Treasury 4.00% 5/20/26	AUD	66,700	58,303
Queensland Treasury #144A 4.75% 7/21/25	AUD	14,000	12,978
Canada–0.03%
Province of Ontario Canada 3.45% 6/2/45	CAD	12,000	10,683

	Principal Amount°		Value (U.S. $)
ΔREGIONAL BONDS (continued)
Canada (continued)
Province of Quebec Canada 6.00% 10/1/29	CAD	50,000	$57,937

Total Regional Bonds (Cost $141,378)			139,901

«SENIOR SECURED LOANS–1.65%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		118,650	118,708
Aramark Tranche E 3.25% 9/7/19		67,900	67,030
Azure Midstream Tranche B 6.50% 11/15/18		48,101	43,291
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19		133,476	131,330
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21		44,775	41,161
Calpine Construction Finance Tranche B 3.00% 5/3/20		108,002	103,997
Charter Communications Tranche B 1st Lien 4.25% 9/12/21		60,000	60,460
Chrysler Group Tranche B 1st Lien 3.50% 5/24/17		9,822	9,789
Clear Channel Communications Tranche B 3.81% 1/29/16		188,065	186,559
Community Health Systems Tranche D 4.25% 1/27/21		89,541	89,476
Community Health Systems Tranche E 3.49% 1/25/17		24,309	24,209
Drillships Financing Holdings Tranche B1 6.00% 3/31/21		44,438	35,078
Emdeon 1st Lien 3.75% 11/2/18		72,497	71,387
First Data Tranche B 1st Lien 4.16% 3/24/21		225,450	222,742
HCA Tranche B5 1st Lien 2.91% 3/31/17		116,525	115,845
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20		240,000	237,649
Hunstman International Tranche B 1st Lien 3.75% 10/1/21		190,000	187,293
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18		63,217	62,770
Immucor Tranche B2 5.00% 8/19/18		78,095	77,314
Infor US Tranche B5 1st Lien 3.75% 6/3/20		176,751	171,855
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19		134,296	132,651
KIK Custom Products 1st Lien 5.50% 4/29/19		395,488	387,908
Landry’s Tranche B 4.00% 4/24/18		39,899	39,710

LVIP Delaware Foundation® Aggressive Allocation Fund–27

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)
«SENIOR SECURED LOANS (continued)
Level 3 Financing Tranche B 4.00% 1/15/20		75,000	$74,531
Moxie Liberty Tranche B 7.50% 8/21/20		5,000	4,975
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20		44,663	43,844
Novelis Tranche B 3.75% 3/10/17		47,022	46,575
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19		31,500	31,234
Patheon 4.25% 3/11/21		24,875	24,206
Republic of Angola (Unsecured) 6.57% 12/16/23		92,000	92,230
Scientific Games International 6.00% 10/18/20		69,300	68,486
Sensus USA 2nd Lien 8.50% 5/9/18		80,000	76,600
Smart & Final Tranche B 1st Lien 4.75% 11/15/19		23,097	22,866
Sprouts Farmers 4.00% 4/23/20		50,705	50,673
Univision Communications Tranche C4 4.00% 3/1/20		185,705	181,991
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19		53,905	53,130
Valeant Pharmaceuticals Tranche BE 3.50% 8/5/20		55,734	55,316
Wide Open West Finance 4.75% 4/1/19		275,100	273,898
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		213,791	212,089

Total Senior Secured Loans (Cost $3,974,568)			3,930,856

ΔSOVEREIGN BONDS–0.41%
Brazil–0.04%
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	39,000	13,270
10.00% 1/1/21	BRL	250,000	80,420

			93,690

Chile–0.04%
Chile Government International Bond 5.50% 8/5/20	CLP	50,000,000	86,802

			86,802

Colombia–0.02%
Colombia Government International Bond
4.375% 3/21/23	COP	90,000,000	33,204

	Principal Amount°		Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Colombia (continued)
Colombia Government International Bond (continued)
9.85% 6/28/27	COP	37,000,000	$19,509

			52,713

Hungary–0.02%
Hungary Government International Bond 5.375% 3/25/24		40,000	43,400

			43,400

Iceland–0.05%
#Republic of Iceland 144A 5.875% 5/11/22		100,000	112,241

			112,241

Indonesia–0.02%
Indonesia Government 7.875% 4/15/19	IDR	445,000,000	36,245

			36,245

Mexico–0.03%
Mexican Bonos
6.50% 6/10/21	MXN	176,000	12,588
6.50% 6/9/22	MXN	673,000	47,940
10.00% 12/5/24	MXN	215,000	19,123

			79,651

Norway–0.04%
Kommunalbanken 5.00% 3/28/19	NZD	24,000	19,276
Norway Government Bond
2.00% 5/24/23	NOK	113,000	15,828
3.75% 5/25/21	NOK	448,000	69,336

			104,440

Peru–0.02%
#Peruvian Government International Bond 144A 5.70% 8/12/24	PEN	127,000	42,557

			42,557

Poland–0.01%
Poland Government Bond
^2.242% 7/25/16	PLN	49,000	13,464
5.25% 10/25/17	PLN	54,000	16,633

			30,097

Portugal–0.01%
#Portugal Government International Bond 144A 5.125% 10/15/24		18,000	18,927

			18,927

LVIP Delaware Foundation® Aggressive Allocation Fund–28

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Republic of Korea–0.03%
Korea Treasury Inflation-Linked Bond 1.125% 6/10/23	KRW	76,697,545	$67,723

			67,723

South Africa–0.04%
South Africa Government Bond
6.75% 3/31/21	ZAR	490,000	40,598
8.00% 1/31/30	ZAR	717,000	60,235

			100,833

Sweden–0.01%
Sweden Government Bond
1.50% 11/13/23	SEK	150,000	20,398
2.50% 5/12/25	SEK	90,000	13,328

			33,726

United Kingdom–0.03%
United Kingdom Gilt Inflation-Linked Bond 0.125% 3/22/24	GBP	41,458	71,120

			71,120

Total Sovereign Bonds (Cost $1,036,854)			974,165

SUPRANATIONAL BANKS–0.05%
European Bank for Reconstruction & Development 6.00% 3/3/16	INR	2,300,000	36,336
Inter-American Development Bank 7.25% 7/17/17	IDR	470,000,000	37,795
International Bank for Reconstruction & Development 4.625% 10/6/21	NZD	47,000	37,625

Total Supranational Banks (Cost $114,141)			111,756

	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS–0.61%
U.S. Treasury Bonds
3.00% 11/15/44	30,000	$31,538
¥3.125% 8/15/44	1,310,000	1,410,604
U.S. Treasury Notes
1.50% 11/30/19	10,000	9,938
2.25% 11/15/24	5,000	5,034

Total U.S. Treasury Obligations (Cost $1,337,722)		1,457,114

	Number of Shares
MONEY MARKET FUND–0.03%
Dreyfus Treasury & Agency Cash Management - Institutional Shares	74,657	74,657

Total Money Market Fund (Cost $74,656)		74,657

	Principal Amount°
SHORT-TERM INVESTMENT–2.98%
≠Discounted Commercial Paper–2.98%
Abbey National North America 0.10% 1/2/15	7,105,000	7,104,990

Total Short-Term Investment (Cost $7,104,990)		7,104,990

TOTAL VALUE OF SECURITIES–102.10% (Cost $183,036,346)	243,480,056
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.10% )	(5,008,205)

NET ASSETS APPLICABLE TO 14,970,030 SHARES OUTSTANDING–100.00%	$238,471,851

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND STANDARD CLASS ($209,868,976 / 13,173,406 Shares)	$15.931

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND SERVICE CLASS ($28,602,875 / 1,796,624 Shares)	$15.920

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$172,825,597
Distributions in excess of net investment income	(323,362)
Accumulated net realized gain on investments.	5,586,157
Net unrealized appreciation of investments and derivatives.	60,383,459

Total net assets	$238,471,851

LVIP Delaware Foundation® Aggressive Allocation Fund–29

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $9,653,837, which represents 4.05% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin.

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

«

Includes $21,178 cash pledged as collateral, $47,746 foreign currencies pledged as collateral for futures contracts, $8,373,472 payable for securities purchased and $717,695 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $3,614,163, which represents 1.52% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¿

PassThrough Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $150,291, which represents 0.06% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2014.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2014.

LVIP Delaware Foundation® Aggressive Allocation Fund–30

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(77,029)	USD	66,906	1/9/15	$4,054
BAML	CAD	(95,525)	USD	83,998	1/9/15	1,803
BAML	NZD	(137,414)	USD	108,353	1/9/15	1,264
BNP	NOK	(122,050)	USD	17,000	1/9/15	648
BNYM	CAD	(81,150)	USD	69,789	1/2/15	(48)
BNYM	CAD	(85,490)	USD	73,517	1/5/15	(50)
BNYM	GBP	17,119	USD	(26,656)	1/2/15	23
DB	MXN	(3,070,809)	USD	214,951	1/9/15	6,935
DB	NZD	(61,146)	USD	47,612	1/9/15	(41)
HSBC	GBP	(64,322)	USD	100,568	1/9/15	335
JPMC	KRW	(36,256,250)	USD	32,925	1/9/15	(208)
JPMC	SEK	(110,098)	USD	14,837	1/9/15	714
TD	BRL	(90,804)	USD	34,546	1/9/15	463
TD	JPY	(2,453,198)	USD	21,101	1/9/15	617
TD	ZAR	(1,208,580)	USD	103,657	1/9/15	(696)
UBS	COP	(93,896,400)	USD	40,560	1/9/15	1,248

						$17,061

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(12)	E-mini MSCI EAFE Index	$(1,044,924)	$(1,054,740)	3/24/15	$(9,816)
(20)	E-mini MSCI Emerging Markets Index	(920,540)	(957,700)	3/24/15	(37,160)
(11)	E-mini S&P 500 Index	(1,110,665)	(1,128,820)	3/24/15	(18,155)
10	U.S. Treasury Long Bond	1,426,018	1,445,625	3/24/15	19,607
(6)	U.S. Treasury 5 yr Notes	(713,841)	(713,578)	4/1/15	263
10	U.S. Treasury 10 yr Notes	1,268,936	1,267,969	3/24/15	(967)

		$(1,095,016)			$(46,228)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

LVIP Delaware Foundation® Aggressive Allocation Fund–31

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BNP–BNP Paribas

BNYM–Bank of New York Mellon

BRL–Brazilian Real

CAD–Canadian Dollar

CLP–Chilean Peso

COP–Colombian Peso

DB–Deutsche Bank

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

HSBC–Hong Kong Shanghai Bank

IDR–Indonesian Rupiah

INR–Indian Rupee

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

MXN–Mexican Peso

NOK–Norwegian Kroner

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

PEN–Peruvian Nuevo Sol

PIK–Pay-in-kind

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

TD–Toronto Dominion Bank

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–32

LVIP Delaware Foundation® Aggressive

Allocation Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$4,660,281
Interest	1,848,061
Foreign tax withheld	(156,183)

6,352,159

EXPENSES:
Management fees	1,866,204
Distribution fees-Service Class	74,248
Pricing fees	73,495
Reports and statements to shareholders	72,455
Professional fees	60,520
Accounting and administration expenses	59,854
Custodian fees	32,395
Trustees’ fees and expenses	5,418
Consulting fees	1,902
Other	2,752

2,249,243
Less management fees waived	(248,827)
Less expenses reimbursed	(109,730)

Total operating expenses	1,890,686

NET INVESTMENT INCOME	4,461,473

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	16,701,654
Foreign currencies	(78,883)
Foreign currency exchange contracts	(68,255)
Futures contracts	(348,962)
Swap contracts	(12,397)

Net realized gain	16,193,157

Net change in unrealized appreciation (depreciation) of:
Investments	(9,902,021)
Foreign currencies	(16,942)
Foreign currency exchange contracts	23,390
Futures contracts	(123,688)
Options written	579
Swap contracts	(500)

Net change in unrealized appreciation (depreciation)	(10,019,182)

NET REALIZED AND UNREALIZED GAIN	6,173,975

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,635,448

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,461,473	$4,155,888
Net realized gain	16,193,157	15,124,824
Net change in unrealized appreciation (depreciation)	(10,019,182)	25,800,005

Net increase in net assets resulting from operations	10,635,448	45,080,717

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,936,898)	(3,320,030)
Service Class	(603,243)	(378,394)

	(5,540,141)	(3,698,424)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,081,306	11,783,468
Service Class	6,457,449	6,580,082
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,936,898	3,320,030
Service Class	603,243	378,394

	21,078,896	22,061,974

Cost of shares redeemed:
Standard Class	(33,149,248)	(33,208,044)
Service Class	(9,343,810)	(9,500,757)

	(42,493,058)	(42,708,801)

Decrease in net assets derived from capital share transactions	(21,414,162)	(20,646,827)

NET INCREASE (DECREASE) IN NET ASSETS	(16,318,855)	20,735,466
NET ASSETS:
Beginning of year	254,790,706	234,055,240

End of year	$238,471,851	$254,790,706

Undistributed (distributions in excess of) net investment income	$(323,362)	$527,863

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–33

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class
	12/31/14	12/31/13	Year Ended 12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$15.629	$13.195	$11.855	$12.376	$11.303

Income (loss) from investment operations:
Net investment income[1]	0.292	0.250	0.254	0.255	0.257
Net realized and unrealized gain (loss)	0.388	2.418	1.318	(0.508)	1.138

Total from investment operations	0.680	2.668	1.572	(0.253)	1.395

Less dividends and distributions from:
Net investment income	(0.378)	(0.234)	(0.232)	(0.268)	(0.322)

Total dividends and distributions	(0.378)	(0.234)	(0.232)	(0.268)	(0.322)

Net asset value, end of period	$15.931	$15.629	$13.195	$11.855	$12.376

Total return[2]	4.34%	20.24%	13.29%	(2.03%)	12.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$209,869	$224,511	$206,140	$229,418	$257,945
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.87%	0.90%	0.91%	0.89%	0.93%
Ratio of net investment income to average net assets	1.82%	1.72%	2.00%	2.04%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.68%	1.55%	1.82%	1.88%	2.03%
Portfolio turnover	61%	70%	76%	81%	95%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–34

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Service Class
			Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period.	$15.620	$13.190	$11.851	$12.371	$11.300

Income (loss) from investment operations:
Net investment income[1]	0.252	0.213	0.222	0.223	0.228
Net realized and unrealized gain (loss)	0.386	2.415	1.317	(0.506)	1.136

Total from investment operations	0.638	2.628	1.539	(0.283)	1.364

Less dividends and distributions from:
Net investment income	(0.338)	(0.198)	(0.200)	(0.237)	(0.293)

Total dividends and distributions	(0.338)	(0.198)	(0.200)	(0.237)	(0.293)

Net asset value, end of period	$15.920	$15.620	$13.190	$11.851	$12.371

Total return[2]	4.08%	19.94%	13.01%	(2.27%)	12.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,603	$30,280	$27,915	$29,114	$36,213
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.12%	1.15%	1.16%	1.14%	1.18%
Ratio of net investment income to average net assets	1.57%	1.47%	1.75%	1.79%	1.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.43%	1.30%	1.57%	1.63%	1.78%
Portfolio turnover	61%	70%	76%	81%	95%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–35

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Foundation® Aggressive Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

LVIP Delaware Foundation® Aggressive Allocation Fund–36

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting puroses, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class (and 0.98% for the Service Class). The agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Delaware Investments Fund Advisors (DIFA)(Sub-Adviser), a series of the Delaware Management Business Trust, and Jackson Square Partners, LLC (JSP)(Sub-Adviser) are responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisers a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

LVIP Delaware Foundation® Aggressive Allocation Fund–37

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Administrative fees	$10,163
Legal fees	2,801

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$10,754
Management fees payable to LIAC	132,762
Distribution fees payable to LFD	6,108

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$126,436,575
Purchases of U.S. government securities	22,807,093
Sales other than U.S. government securities	147,811,988
Sales of U.S. government securities	21,962,008

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$185,461,528

Aggregate unrealized appreciation	$70,134,076
Aggregate unrealized depreciation	(12,115,548)

Net unrealized appreciation	$58,018,528

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be

LVIP Delaware Foundation® Aggressive Allocation Fund–38

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$3,417,858	$—	$—	$3,417,858
Air Freight & Logistics	490,641	—	—	490,641
Auto Components	1,403,857	—	—	1,403,857
Automobiles	220,410	—	—	220,410
Banks	4,251,665	—	—	4,251,665
Beverages	502,120	—	—	502,120
Biotechnology	3,785,302	—	—	3,785,302
Building Products	291,220	—	—	291,220
Capital Markets	2,421,578	—	—	2,421,578
Chemicals	2,160,415	—	—	2,160,415
Commercial Services & Supplies	1,763,464	—	—	1,763,464
Communications Equipment	3,511,330	—	—	3,511,330
Construction & Engineering	315,914	—	—	315,914
Consumer Finance	244,761	—	—	244,761
Containers & Packaging	212,850	—	—	212,850
Diversified Financial Services	1,122,326	—	—	1,122,326
Diversified Telecommunication Services	2,576,193	—	—	2,576,193
Electric Utilities	1,508,790	—	—	1,508,790
Electrical Equipment	156,308	—	—	156,308
Electronic Equipment, Instruments & Components	549,056	—	—	549,056
Energy Equipment & Services	1,379,326	—	—	1,379,326
Food & Staples Retailing	3,490,126	—	—	3,490,126
Food Products	3,389,816	—	—	3,389,816
Gas Utilities	55,983	—	—	55,983
Health Care Equipment & Supplies	2,063,216	—	—	2,063,216
Health Care Providers & Services	3,174,386	—	—	3,174,386
Hotels, Restaurants & Leisure	1,231,116	—	—	1,231,116
Household Products	671,416	—	—	671,416
Industrial Conglomerates	405,836	—	—	405,836
Insurance	3,573,350	—	—	3,573,350
Internet & Catalog Retail	2,759,444	—	—	2,759,444
Internet Software & Services	5,846,590	—	—	5,846,590
IT Services	5,234,569	—	—	5,234,569
Life Sciences Tools & Services	305,708	—	—	305,708
Machinery	1,135,332	—	—	1,135,332
Media	1,533,264	—	—	1,533,264
Metals & Mining	225,838	—	—	225,838
Multiline Retail	475,077	—	—	475,077
Multi-Utilities	467,290	—	—	467,290
Oil, Gas & Consumable Fuels	8,101,027	—	—	8,101,027
Paper & Forest Products	474,987	—	—	474,987
Pharmaceuticals	7,459,755	—	—	7,459,755
Professional Services	521,130	—	—	521,130
Real Estate Investment Trusts	10,380,164	—	—	10,380,164
Road & Rail	657,923	—	—	657,923
Semiconductors & Semiconductor Equipment	3,169,383	—	—	3,169,383
Software	5,359,177	—	—	5,359,177
Specialty Retail	3,383,706	—	—	3,383,706
Technology Hardware, Storage & Peripherals	992,100	—	—	992,100

LVIP Delaware Foundation® Aggressive Allocation Fund–39

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$1,391,206	$—	$—	$1,391,206
Trading Companies & Distributors	170,051	—	—	170,051
Developed Markets
Aerospace & Defense	—	566,902	—	566,902
Air Freight & Logistics	—	1,040,372	—	1,040,372
Airlines	474,990	—	—	474,990
Auto Components	—	704,711	—	704,711
Automobiles	—	1,573,093	—	1,573,093
Banks	—	4,899,489	—	4,899,489
Beverages	—	1,271,614	—	1,271,614
Construction & Engineering	—	854,912	—	854,912
Construction Materials	—	640,857	—	640,857
Containers & Packaging	—	715,939	—	715,939
Diversified Telecommunication Services	—	904,953	—	904,953
Energy Equipment & Services	—	437,604	—	437,604
Food Products	—	1,060,985	—	1,060,985
Household Durables	—	614,404	—	614,404
Industrial Conglomerates	—	890,189	—	890,189
Insurance	—	1,200,473	—	1,200,473
IT Services	1,605,944	1,301,704	—	2,907,648
Life Sciences Tools & Services	161,128	—	—	161,128
Media	—	622,848	—	622,848
Metals & Mining	471,823	680,582	—	1,152,405
Multi-Utilities	—	437,343	—	437,343
Oil, Gas & Consumable Fuels	603,382	566,831	—	1,170,213
Pharmaceuticals	3,260,015	3,153,608	—	6,413,623
Road & Rail	—	827,038	—	827,038
Software	—	364,626	—	364,626
Specialty Retail	—	1,021,894	—	1,021,894
Textiles, Apparel & Luxury Goods	—	1,403,563	—	1,403,563
Trading Companies & Distributors	—	1,238,397	—	1,238,397
Wireless Telecommunication Services	—	736,461	—	736,461
Emerging Markets
Airlines	136,275	—	—	136,275
Automobiles	—	336,556	—	336,556
Banks	1,066,014	1,530,819	—	2,596,833
Beverages	368,599	722,821	—	1,091,420
Building Products	—	426,892	—	426,892
Chemicals	294,951	—	—	294,951
Construction & Engineering	93,480	—	—	93,480
Construction Materials	482,368	452,946	—	935,314
Diversified Financial Services	—	207,646	—	207,646
Diversified Telecommunication Services	353,824	—	—	353,824
Electronic Equipment, Instruments & Components	248,324	352,939	—	601,263
Food & Staples Retailing	355,777	—	—	355,777
Food Products	621,631	673,795	—	1,295,426
Hotels, Restaurants & Leisure	97,921	—	—	97,921
Household Durables	—	149,493	—	149,493
Insurance	—	273,382	—	273,382
Internet Software & Services	2,542,679	—	—	2,542,679
IT Services	130,984	—	—	130,984
Media	630,587	—	—	630,587
Metals & Mining	269,216	137,785	—	407,001
Multiline Retail	—	163,518	—	163,518
Oil, Gas & Consumable Fuels	1,537,315	1,556,447	—	3,093,762

LVIP Delaware Foundation® Aggressive Allocation Fund–40

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Paper & Forest Products	$315,501	$136,291	$—	$451,792
Personal Products	202,995	—	—	202,995
Real Estate Management & Development	—	176,048	—	176,048
Road & Rail	41,398	—	—	41,398
Semiconductors & Semiconductor Equipment	255,132	843,058	—	1,098,190
Technology Hardware, Storage & Peripherals	—	1,231,181	—	1,231,181
Transportation Infrastructure	50,442	—	—	50,442
Wireless Telecommunication Services	2,307,788	1,014,828	—	3,322,616
Convertible Preferred Stock	121,750	63,031	—	184,781
Exchange-Traded Funds	22,063,837	—	—	22,063,837
Preferred Stock	195,230	—	—	195,230
Agency Collateralized Mortgage Obligations	—	420,677	—	420,677
Agency Mortgage-Backed Securities	—	9,052,148	—	9,052,148
Agency Obligation	—	55,820	—	55,820
Commercial Mortgage-Backed Securities	—	2,612,336	—	2,612,336
Convertible Bonds	—	499,924	—	499,924
Corporate Bonds	—	23,403,391	—	23,403,391
Municipal Bonds	—	169,857	—	169,857
Non-Agency Asset-Backed Securities	—	1,242,993	—	1,242,993
Non-Agency Collateralized Mortgage Obligations	—	302,953	—	302,953
Regional Bonds	—	139,901	—	139,901
Senior Secured Loans	—	3,838,626	92,230	3,930,856
Sovereign Bonds	—	974,165	—	974,165
Supranational Banks	—	111,756	—	111,756
U.S. Treasury Obligations	—	1,457,114	—	1,457,114
Money Market Fund	74,657	—	—	74,657
Short-Term Investments	—	7,104,990	—	7,104,990

Total	$151,820,307	$91,567,519	$92,230	$243,480,056

Foreign Currency Exchange Contracts	$—	$17,061	$—	$17,061

Futures Contracts	$(46,228)	$—	$—	$(46,228)

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended

	12/31/14	12/31/13
Ordinary income	$5,353,301	$3,698,424
Long-term capital gain	186,840	—

Total	$5,540,141	$3,698,424

LVIP Delaware Foundation® Aggressive Allocation Fund–41

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$172,825,597
Undistributed long-term capital gains	7,713,984
Other temporary differences	(55,580)
Unrealized appreciation	57,987,850

Net assets	$238,471,851

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, amortization of convertible bonds, contingent payment debt instruments, tax deferral of losses on straddles, mark-to-market of futures contracts and foreign exchange currency contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of amortization of convertible bonds, tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, return of capital on investments, contingent payment debt instruments, CDS contracts and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$227,443	$(227,443)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act.

In 2014, the Fund utilized $7,999,556 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended

	12/31/14	12/31/13
Shares sold:
Standard Class	568,872	822,206
Service Class	405,352	455,896
Shares issued upon reinvestment of dividends and distributions:
Standard Class	308,329	213,369
Service Class	37,699	24,333

	1,320,252	1,515,804

Shares redeemed:
Standard Class	(2,068,439)	(2,293,490)
Service Class	(584,943)	(658,157)

	(2,653,382)	(2,951,647)

Net decrease	(1,333,130)	(1,435,843)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S.

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LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2014, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

The Fund did not enter into any written option transactions during the year.

Swap Contracts–The Fund enters into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps-An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at December 31, 2014.

LVIP Delaware Foundation® Aggressive Allocation Fund–43

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No CDS contracts were outstanding at December 31, 2014.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets. No swap contracts were outstanding at December 31, 2014.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$18,104	Liabilities net of receivables and other assets	$(1,043)
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(65,131)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	19,870	Liabilities net of receivables and other assets	(967)

Total		$37,974		$(67,141)

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LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(68,255)	$23,390
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(397,504)	(65,131)
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	48,542	(58,557)
Interest rate contracts (Options written)	Net realized gain on options written and net change in unrealized appreciation (depreciation) of options written	—	579
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(12,397)	(500)

Total		$(429,614)	$(100,219)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	404,320	USD	821,079
Futures contracts (average notional value)		2,196,464		7,424,035
Options contracts (average notional value)		43		—
CDS contracts (average notional value)*	EUR	4,743	EUR	—
CDS contracts (average notional value)*	USD	125,467	USD	—

*Asset represents buying protection and liability represents selling protection.

At December 31, 2014, the Fund posted U.S. Treasury Obligations with a value of $231,462, $21,178 cash pledged as collateral and $47,746 foreign currencies as collateral for futures contracts.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2014, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Foreign Currency Exchange Contracts	$18,104	$(968)	$17,136

Total	$18,104	$(968)	$17,136

LVIP Delaware Foundation® Aggressive Allocation Fund–45

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

		Gross Amounts Not Offset in the Statements of Net Assets

	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[1]
Bank of America Merrill Lynch	$7,121	$—	$—	$7,121
Banque Paribas	648	—	—	648
Deutsche Bank	6,894	—	—	6,894
Hong Kong Shanghai Bank	335	—	—	335
JPMorgan Chase Bank	506	—	—	506
Toronto Dominion Bank	384	—	—	384
Union Bank of Switzerland	1,248	—	—	1,248

Total	$17,136	$—	$—	$17,136

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Foreign Currency Exchange Contracts	$(1,043)	$968	$(75)
Futures Contracts[2]	(46,228)	—	(46,228)

Total	$(47,271)	$968	$(46,303)

		Gross Amounts Not Offset in the Statements of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[3]
Bank of New York Mellon	$(75)	$—	$—	$(75)
JPMorgan Chase Bank	(46,228)	—	46,228	—

Total	$(46,303)	$—	$46,228	$(75)

1Net amount represents the net amount receivable from the counterparty in the event of default.

2Net amount as disclosed in the Statement of Net Assets.

3Net amount represents the net amount payable due to the counterparty in the event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were

LVIP Delaware Foundation® Aggressive Allocation Fund–46

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely effected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Aggressive Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Aggressive Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Aggressive Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Aggressive Allocation Fund–48

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
3.37%	96.63%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group and were below the median of the peer group giving

LVIP Delaware Foundation® Aggressive Allocation Fund–49

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Delaware Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters. The Board considered that Jackson Square Partners, a newly formed affiliate of Delaware, was proposed as an additional sub-adviser for the Focus Growth sleeve of the Fund.

Performance. The Board reviewed the LVIP Delaware Foundation® Aggressive Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Aggressive Allocation funds category and a custom index (Aggressive composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one and five year periods and the same as the median return of the Morningstar performance peer group and above the benchmark index for the three year period. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser and considered Delaware’s statement that it does not charge a lower fee to other funds or similar clients receiving comparable services. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and the Subadvisory Agreement for the Fund are fair and reasonable, and that the continuation of each Agreement is in the best interests of the Fund.

Approval of Jackson Square Partners Subadvisory Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided by Jackson Square Partners (“JSP”) subadvisory agreement (the “JSP Agreement”) to manage the U.S. Equity Mid and Large Cap Growth sleeve of the Fund. The Board considered that Delaware had been the Fund’s sub-adviser since 2009 and that JSP is a joint venture of an affiliate of Delaware and the former Delaware U.S. Equity Mid and Large Cap Growth team. The Board considered that JSP is a newly formed firm and that Delaware would provide certain operational services to JSP for two years. The Board considered that JSP indicated that the same investment team and investment philosophy that had been utilized when the team was with Delaware would be used at JSP. The Board reviewed the services to be provided by JSP and the background of the investment professionals servicing the Fund. The Board also considered that Delaware would determine the assets to be allocated to JSP and oversee JSP’s services. The Board also reviewed information provided regarding the structure of JSP’s portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance matters. The Board noted that the proposed

LVIP Delaware Foundation® Aggressive Allocation Fund–50

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (continued)

Approval of Jackson Square Partners Subadvisory Agreement (continued)

JSP Agreement contained similar terms as Delaware Sub-Advisory Agreement. The Board concluded that the services to be provided by JSP were expected to be satisfactory.

Performance. The Board also reviewed the total return of the U.S. Equity Mid and Large Cap Growth sleeve of the Fund compared to the Russell 1000 Growth Index provided by JSP for the one-, three-, five-year and since inception (June, 2009) periods ended August 31, 2014 noting that the U.S. Equity Mid and Large Cap Growth sleeve of the Fund outperformed the benchmark index for the five-year and since inception periods, was within range of the benchmark for the three-year period and underperformed the benchmark index for the one-year period. The Board concluded that the performance was satisfactory.

Subadvisory Fees and Economies of Scale. The Board considered the sub-advisory fee rate compared to contractual fees provided by JSP for other large cap growth sub-advised mutual funds and noted that the sub-advisory fee for the Fund is the same rate paid to Delaware pursuant to the Delaware Sub-Advisory Agreement. The Board considered that the Adviser would compensate JSP from LIAC’s fee and concluded that the proposed sub-advisory fee was reasonable.

Profitability and Fallout Benefits. The Board considered information provided by JSP regarding JSP’s pro forma profitability analysis in providing subadvisory services to the Fund and concluded that JSP’s estimated profitability was not unreasonable. The Board noted that JSP may obtain investment related research and products with soft dollars that may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of JSP.

Conclusion. Based on all the information considered and conclusions reached, the Board determined that the terms of the JSP Agreement are fair and reasonable, and that approval of the JSP Agreement is in the best interests of the Fund.

LVIP Delaware Foundation® Aggressive Allocation Fund–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Foundation® Aggressive Allocation Fund–54

LVIP Delaware Foundation® Conservative Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Delaware Foundation®

Conservative Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling
1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Conservative Allocation Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 4.88% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Conservative Composite1 returned 5.01%; and its broad-based benchmark index, the Barclays Capital U.S. Aggregate Bond Index2, returned 5.97%.

There was a substantial divergence of performance across global financial markets during 2014. In terms of benchmark returns, U.S. large-cap equities (as measured by the Russell1000® Growth Index3 and the Russell 1000® Value Index4) delivered very strong returns, while U.S. small-cap equities (as measured by the Russell 2000® Index5) delivered returns which were lower but still positive. By contrast, developed-market equities (as measured by the MSCI EAFE® Growth Index6 and the MSCI EAFE® Value Index7) generated returns which were negative, as did emerging-market equities (as measured by the MSCI Emerging Markets Index8). In the bond markets, U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Bond Index9) delivered strong performance, whereas global fixed income (as measured by the Barclays Global Aggregate Bond Index10) generated returns which were modestly positive.

Macroeconomic news flow about the U.S. economy during 2014 was generally positive, as it continued to recover slowly from the financial crisis of 2008-09. Unemployment in the U.S. declined slowly, while consumer price inflation remained quiescent. The Federal Reserve ended its program of quantitative easing in October, and indicated in December that it is open to the possibility of raising short-term interest rates in 2015 if the economic recovery continues. The value of the trade-weighted dollar rose during 2014, which may indicate that investors feel reasonably confident about the political and economic outlook for the U.S. In the rest of the world, elections in Brazil and Japan reduced uncertainty about the near-term policy environment in those countries, but investors still seem concerned about the medium-term outlook for many parts of Europe.

The tactical positioning of the Fund during the year was well suited to the prevailing market environment, as it was overweight in U.S. equities, and underweight in developed-market equities. These tactical weightings were helpful to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. Moreover, security selection was strong in several sleeves, notably U.S. large-cap growth, U.S. large-cap value, U.S. small-cap, and fixed-income securities. The positive impact of security selection in those sleeves was partly undercut by negative selection in developed-market and emerging-market equities.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macro economic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments Fund Advisers

Managed by: Jackson Square Partners, LLC

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, strong relative performance in the healthcare and consumer discretionary sectors was partially offset by weak relative performance in the financial services and technology sectors.

The strategy’s top contributor to performance during the period was Allergan. It was announced that Activis, a generic and specialty drug manufacturer, would acquire Allergan at a premium to previous offers by Valeant Pharmaceuticals International. While we continue to believe Allergan operates at a high level, driven by the core ophthalmology franchise as well as for the broader use of Botox in both cosmetic and in other medical indications, we are currently assessing the investment merits of a combined Activis/Allergan entity.

The strategy’s largest detractor from performance during the period was Apple due to the lack of significant exposure to this strong-performing company. After owning Apple in the portfolio for many years, we sold the final portion of our position early in the period due to growing concerns related to its future growth trajectory, margin compression, and product innovation, among others. We believe that the sustainability of Apple’s franchise should be stronger for a longer period of time, and that the company deserves a higher valuation than the typical technology hardware company. However, as the risk-reward profile of this company had changed, we no longer felt the stock was as attractive relative to the other holdings in the portfolio and therefore decided to exit the position.

Despite positive absolute returns in the equity market during the past few years, we believe the relatively tepid market sentiment demonstrates that there are more than just fundamental factors affecting stock prices. A lack of significant bull market sentiment suggests to us that many investors appear to be struggling with accurately predicting the pace of global economic recovery and are assessing factors that threaten economic fundamentals (for example, central bank actions and fiscal policy debates across the globe). While some fundamentals in various geographies may be trending in a positive direction (from a very low base during the global financial crisis in 2008-2009), we don’t believe we are entering into a typical post-recessionary global boom cycle. Rather, we believe the lingering effects of the recent credit crisis could lead to moderate growth, at best, for the intermediate term. In such a tenuous environment, we believe the quality of a company’s business model,

LVIP Delaware Foundation® Conservative Allocation Fund–1

LVIP Delaware Foundation® Conservative Allocation Fund

2014 Annual Report Commentary (continued)

competitive position, and management may prove to be of utmost importance.

Regardless of the economic outcome, were main consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Jeffrey S. Van Harte, CFA

Christopher M. Ericksen, CFA

Christopher J. Bonavico, CFA

Daniel J. Prislin, CFA

Jackson Square Partners, LLC

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Foundation® Conservative Allocation Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,533. For comparison, look at how the Conservative Composite and Barclays CapitalU.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $17,663 and $15,842, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP Delaware Managed Fund. The investment objective of the Fund was to maximize long-term return (capital appreciation plus income) consistent with prudent investment strategy.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+	4.88%
Five Years	+	7.45%
Ten Years	+	4.50%

Service Class Shares
One Year	+	4.61%
Five Years	+	7.18%
Ten Years	+	4.23%

1.

The Conservative Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

5.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

6.

The MSCI EAFE® Growth Index is a subset of the MSCI EAFE® Index, which measures equity market performance across developed market countries in Europe, Australasia, and the Far East. The MSCI EAFE Growth® Index consists of those securities classified by MSCI as most representing the growth style.

7.

The MSCI EAFE® Value Index is a subset of the MSCI EAFE® Index, which measures equity market performance across developed market countries in Europe, Australasia, and the Far East. The MSCI EAFE® Value Index consists of those securities classified by MSCI as most representing the value style.

8.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 23 emerging market indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

9.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

10.	The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Foundation® Conservative Allocation Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantee or will guarantees the performance of the LVIP Delaware Foundation® Conservative Allocation Fund, the repayment of capital from the LVIP Delaware Foundation® Conservative Allocation Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2015 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Conservative Allocation Fund–2

LVIP Delaware Foundation® Conservative Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$995.80	0.73%	$3.67
Service Class Shares	1,000.00	994.60	0.98%	4.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Conservative Allocation Fund–3

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2014

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	34.77%
U.S. Markets	22.99%
Aerospace & Defense	0.70%
Air Freight & Logistics	0.10%
Auto Components	0.29%
Automobiles	0.04%
Banks	0.88%
Beverages	0.10%
Biotechnology	0.79%
Building Products	0.06%
Capital Markets	0.50%
Chemicals	0.45%
Commercial Services & Supplies	0.37%
Communications Equipment	0.72%
Construction & Engineering	0.07%
Consumer Finance	0.05%
Containers & Packaging	0.05%
Diversified Financial Services	0.23%
Diversified Telecommunication Services	0.53%
Electric Utilities	0.31%
Electrical Equipment	0.03%
Electronic Equipment, Instruments & Components	0.11%
Energy Equipment & Services	0.29%
Food & Staples Retailing	0.73%
Food Products	0.70%
Gas Utilities	0.01%
Health Care Equipment & Supplies	0.43%
Health Care Providers & Services	0.67%
Hotels, Restaurants & Leisure	0.26%
Household Products	0.14%
Industrial Conglomerates	0.08%
Insurance	0.75%
Internet & Catalog Retail	0.58%
Internet Software & Services	1.23%
IT Services	1.09%
Life Sciences Tools & Services	0.06%
Machinery	0.24%
Media	0.32%
Metals & Mining	0.05%
Multiline Retail	0.10%
Multi-Utilities	0.10%
Oil, Gas & Consumable Fuels	1.68%
Paper & Forest Products	0.10%
Pharmaceuticals	1.54%
Professional Services	0.11%
Real Estate Investment Trusts	2.17%
Road & Rail	0.14%
Semiconductors & Semiconductor Equipment	0.67%
Software	1.12%

Security Type/Sector	Percentage of Net Assets
Specialty Retail	0.71%
Technology Hardware, Storage & Peripherals	0.21%
Textiles, Apparel & Luxury Goods	0.29%
Trading Companies & Distributors	0.04%
Developed Markets	7.01%
Aerospace & Defense	0.11%
Air Freight & Logistics	0.20%
Airlines	0.09%
Auto Components	0.14%
Automobiles	0.30%
Banks	0.94%
Beverages	0.24%
Construction & Engineering	0.17%
Construction Materials	0.12%
Containers & Packaging	0.14%
Diversified Telecommunication Services	0.18%
Energy Equipment & Services	0.08%
Food Products	0.20%
Household Durables	0.12%
Industrial Conglomerates	0.17%
Insurance	0.23%
IT Services	0.56%
Life Sciences Tools & Services	0.03%
Media	0.12%
Metals & Mining	0.22%
Multi-Utilities	0.08%
Oil, Gas & Consumable Fuels	0.23%
Pharmaceuticals	1.26%
Road & Rail	0.16%
Software	0.07%
Specialty Retail	0.20%
Textiles, Apparel & Luxury Goods	0.27%
Trading Companies & Distributors	0.24%
Wireless Telecommunication Services	0.14%
Emerging Markets	4.77%
Airlines	0.04%
Automobiles	0.08%
Banks	0.55%
Beverages	0.23%
Building Products	0.09%
Chemicals	0.06%
Construction & Engineering	0.02%
Construction Materials	0.20%
Diversified Financial Services	0.04%
Diversified Telecommunication Services	0.07%
Electronic Equipment, Instruments & Components	0.12%
Food & Staples Retailing	0.07%
Food Products	0.24%
Hotels, Restaurants & Leisure	0.02%

LVIP Delaware Foundation® Conservative Allocation Fund–4

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Security Type/Sector	Percentage of Net Assets
Household Durables	0.03%
Insurance	0.06%
Internet Software & Services	0.51%
IT Services	0.03%
Media	0.13%
Metals & Mining	0.10%
Multiline Retail	0.03%
Oil, Gas & Consumable Fuels	0.65%
Paper & Forest Products	0.10%
Personal Products	0.04%
Real Estate Management & Development	0.03%
Road & Rail	0.01%
Semiconductors & Semiconductor Equipment	0.25%
Technology Hardware, Storage & Peripherals	0.28%
Transportation Infrastructure	0.01%
Wireless Telecommunication Services	0.68%
Convertible Preferred Stock	0.31%
Exchange-Traded Funds	5.20%
Preferred Stock	0.26%
Agency Collateralized Mortgage Obligations	0.71%
Agency Mortgage-Backed Securities	11.84%
Agency Obligation	0.07%
Commercial Mortgage-Backed Securities	3.31%
Convertible Bonds	0.90%
Corporate Bonds	30.76%
Aerospace & Defense	0.18%
Air Freight & Logistics	0.06%
Airlines	0.11%
Auto Components	0.42%
Automobiles	0.25%
Beverages	0.13%
Biotechnology	0.33%
Building Products	0.17%
Capital Markets	0.54%
Chemicals	1.37%
Commercial Banks	2.97%
Commercial Services & Supplies	0.58%
Computers & Peripherals	0.18%
Construction & Engineering	0.02%
Construction Materials	0.25%
Consumer Finance	0.20%
Containers & Packaging	0.18%
Diversified Consumer Services	0.15%
Diversified Financial Services	1.90%
Diversified Telecommunication Services	2.02%
Electric Utilities	2.37%
Electronic Equipment, Instruments & Components	0.19%
Energy Equipment & Services	0.15%
Food Products	0.27%
Gas Utilities	0.06%

Security Type/Sector	Percentage of Net Assets
Health Care Equipment & Supplies	0.60%
Health Care Providers & Services	0.50%
Hotels, Restaurants & Leisure	0.48%
Independent Power Producers & Energy Traders	0.27%
Industrial Conglomerates	0.06%
Insurance	0.87%
Internet & Catalog Retail	0.14%
Internet Software & Services	0.47%
IT Services	0.09%
Machinery	0.31%
Media	2.53%
Metals & Mining	0.69%
Multi-Utilities	0.77%
Oil, Gas & Consumable Fuels	3.80%
Paper & Forest Products	0.22%
Pharmaceuticals	0.26%
Real Estate Investment Trusts	1.41%
Real Estate Management & Development	0.05%
Road & Rail	0.15%
Semiconductors & Semiconductor Equipment	0.33%
Software	0.24%
Specialty Retail	0.61%
Textiles, Apparel & Luxury Goods	0.06%
Transportation Infrastructure	0.15%
Wireless Telecommunication Services	0.65%
Municipal Bonds	0.40%
Non-Agency Asset-Backed Securities	1.26%
Non-Agency Collateralized Mortgage Obligations	0.26%
Regional Bonds	0.07%
Senior Secured Loans	5.03%
Sovereign Bonds	1.43%
Supranational Banks	0.18%
U.S. Treasury Obligations	1.46%
Money Market Fund	0.08%
Short-Term Investments	8.19%
Total Value of Securities	106.49%
Liabilities Net of Receivables and Other Assets	(6.49%)
Total Net Assets	100.00%

LVIP Delaware Foundation® Conservative Allocation Fund–5

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Teva Pharmaceutical Industries ADR	0.48%
Celgene	0.45%
Baidu ADR	0.43%
Microsoft	0.41%
Allergan	0.40%
QUALCOMM	0.40%
Visa Class A	0.38%
Walgreens Boots Alliance	0.35%
MasterCard Class A	0.33%
eBay	0.33%
Total	3.96%

Geography	Percentage of Net Assets
Argentina	0.06%
Australia	0.46%
Austria	0.13%
Barbados	0.09%
Bermuda	0.04%
Brazil	0.92%
British Virgin Islands	0.18%
Canada	1.41%
Cayman Islands	0.25%
Chile	0.18%
China	1.53%
Colombia	0.21%
Curacao	0.09%
Cyprus	0.05%
Denmark	0.39%
France	1.85%
Germany	0.52%
Guatemala	0.07%
Hong Kong	0.44%
Hungary	0.06%
Iceland	0.07%

Geography	Percentage of Net Assets
India	0.48%
Indonesia	0.27%
Ireland	0.58%
Israel	0.48%
Italy	0.42%
Jamaica	0.12%
Japan	1.30%
Luxembourg	1.17%
Malaysia	0.03%
Mexico	0.90%
Morocco	0.06%
Netherlands	0.69%
Norway	0.12%
Pakistan	0.06%
Panama	0.07%
Peru	0.15%
Philippines	0.08%
Poland	0.08%
Republic of Korea	1.25%
Republic of Mauritius	0.06%
Russia	0.19%
Senegal	0.06%
Singapore	0.09%
Slovenia	0.07%
South Africa	0.41%
Spain	0.19%
Sweden	0.40%
Switzerland	0.65%
Taiwan	0.32%
Thailand	0.14%
Turkey	0.21%
United Arab Emirates	0.07%
United Kingdom	1.73%
United States	76.24%
Venezuela	0.01%
Zambia	0.07%
Total	98.22%

LVIP Delaware Foundation® Conservative Allocation Fund–6

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–34.77%
U.S. MARKETS–22.99%
Aerospace & Defense–0.70%
Boeing	900	$116,982
†Esterline Technologies	1,370	150,262
Honeywell International	1,550	154,876
†KEYW Holding	8,370	86,881
Lockheed Martin	800	154,056
Northrop Grumman	4,700	692,733
Raytheon	6,500	703,105
Rockwell Collins	700	59,136
United Technologies	1,550	178,250

		2,296,281

Air Freight & Logistics–0.10%
FedEx	1,100	191,026
†XPO Logistics	3,780	154,526

		345,552

Auto Components–0.29%
Borg Warner	1,700	93,415
Johnson Controls	15,000	725,100
†Tenneco	2,420	136,996

		955,511

Automobiles–0.04%
Ford Motor	9,450	146,475

		146,475

Banks–0.88%
BB&T	18,100	703,909
BBCN Bancorp	5,650	81,247
Bryn Mawr Bank	1,060	33,178
Cardinal Financial	5,460	108,272
Citigroup	4,250	229,967
City Holding	2,050	95,387
†First NBC Bank Holding	2,530	89,056
Flushing Financial	3,640	73,783
@Independent Bank (Massachusetts)	2,430	104,028
JPMorgan Chase	4,800	300,384
KeyCorp	7,950	110,505
Prosperity Bancshares	1,980	109,613
Sterling Bancorp	8,500	122,230
Susquehanna Bancshares	6,550	87,967
†Texas Capital Bancshares	2,250	122,243
Webster Financial	3,340	108,650
Wells Fargo	5,250	287,805
†Western Alliance Bancorp	4,530	125,934

		2,894,158

Beverages–0.10%
Coca-Cola	1,600	67,552
PepsiCo	2,900	274,224

		341,776

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Biotechnology–0.79%
†Acorda Therapeutics	3,060	$125,062
†Alkermes	1,750	102,480
†Celgene	13,374	1,496,016
†Cepheid	3,010	162,961
†Gilead Sciences	2,510	236,593
†Isis Pharmaceuticals	1,820	112,367
†Ligand Pharmaceuticals Class B	1,100	58,531
†NPS Pharmaceuticals	4,260	152,380
†Spectrum Pharmaceuticals	6,880	47,678
†Vertex Pharmaceuticals	900	106,920

		2,600,988

Building Products–0.06%
AAON	5,825	130,422
†Continental Building Products	4,060	71,984

		202,406

Capital Markets–0.50%
Ameriprise Financial	950	125,637
Bank of New York Mellon	17,600	714,032
BlackRock	350	125,146
Evercore Partners Class A	3,490	182,771
Greenhill	1,330	57,988
Invesco	2,450	96,824
Raymond James Financial	2,000	114,580
State Street	1,750	137,375
†Stifel Financial	2,210	112,754

		1,667,107

Chemicals–0.45%
Axiall	2,340	99,380
†Chemtura	2,990	73,943
duPont (E.I.) deNemours	9,578	708,197
Eastman Chemical	1,950	147,927
Huntsman	4,400	100,232
Innophos Holdings	1,380	80,661
LyondellBasell Industries Class A	800	63,512
Minerals Technologies	1,320	91,674
Quaker Chemical	1,140	104,926

		1,470,452

Commercial Services & Supplies–0.37%
McGrath RentCorp	3,220	115,469
Republic Services	2,200	88,550
Tetra Tech	3,190	85,173
United Stationers	3,070	129,431
US Ecology	2,220	89,066
Waste Management	14,100	723,612

		1,231,301

Communications Equipment–0.72%
Cisco Systems	31,150	866,437

LVIP Delaware Foundation® Conservative Allocation Fund–7

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Communications Equipment (continued)
†NETGEAR	2,590	$92,152
Plantronics	1,810	95,966
QUALCOMM	17,877	1,328,797

		2,383,352

Construction & Engineering–0.07%
Granite Construction	2,960	112,539
†MasTec	1,680	37,985
†MYR Group	2,470	67,678

		218,202

Consumer Finance–0.05%
Capital One Financial	2,050	169,227

		169,227

Containers & Packaging–0.05%
MeadWestvaco	3,350	148,707

		148,707

Diversified Financial Services–0.23%
IntercontinentalExchange Group	3,517	771,243

		771,243

Diversified Telecommunication Services–0.53%
AT&T	27,157	912,204
Atlantic Tele-Network	1,180	79,756
†inContact	10,520	92,471
Verizon Communications	14,460	676,439

		1,760,870

Electric Utilities–0.31%
Cleco	2,220	121,079
Edison International	12,200	798,856
OGE Energy	3,250	115,310

		1,035,245

Electrical Equipment–0.03%
Eaton	1,550	105,338

		105,338

Electronic Equipment, Instruments & Components–0.11%
†Anixter International	1,290	114,113
†FARO Technologies	2,390	149,805
†Rofin-Sinar Technologies	3,950	113,641

		377,559

Energy Equipment & Services–0.29%
Bristow Group	790	51,974
Core Laboratories	800	96,272
Halliburton	13,000	511,290
†Pioneer Energy Services	2,440	13,518
†RigNet	2,350	96,421

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services (continued)
Schlumberger	2,300	$196,443

		965,918

Food & Staples Retailing–0.73%
Casey’s General Stores	2,810	253,799
CVS Health	10,340	995,845
Walgreens Boots Alliance	15,130	1,152,906

		2,402,550

Food Products–0.70%
Archer-Daniels-Midland	13,400	696,800
General Mills	2,650	141,325
J&J Snack Foods	1,040	113,121
Kraft Foods Group	11,433	716,392
Mondelez International Class A	17,800	646,585

		2,314,223

Gas Utilities–0.01%
South Jersey Industries	650	38,305

		38,305

Health Care Equipment & Supplies–0.43%
Baxter International	9,600	703,584
Conmed	2,750	123,640
CryoLife	6,590	74,665
†DexCom	2,730	150,287
†Halyard Health	137	6,229
†Merit Medical Systems	3,847	66,668
†Quidel	4,130	119,440
West Pharmaceutical Services	3,230	171,965

		1,416,478

Health Care Providers & Services–0.67%
†Air Methods	2,640	116,239
Cardinal Health	8,500	686,205
†Cross Country Healthcare	6,690	83,491
†Express Scripts Holding	2,450	207,441
Quest Diagnostics	11,200	751,072
UnitedHealth Group	2,350	237,562
†WellCare Health Plans	1,420	116,525

		2,198,535

Hotels, Restaurants & Leisure–0.26%
†Buffalo Wild Wings	670	120,855
Cheesecake Factory	2,560	128,794
†Del Frisco’s Restaurant Group	4,480	106,355
Jack in the Box	1,840	147,126
McDonald’s	450	42,165
†Popeyes Louisiana Kitchen	2,420	136,173
Starbucks	2,150	176,407

		857,875

LVIP Delaware Foundation® Conservative Allocation Fund–8

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Household Products–0.14%
Kimberly-Clark	1,050	$121,317
Procter & Gamble	3,820	347,964

		469,281

Industrial Conglomerates–0.08%
General Electric	11,000	277,970

		277,970

Insurance–0.75%
AFLAC	2,400	146,616
Allstate	9,800	688,450
American Equity Investment Life Holding	4,790	139,820
AMERISAFE	1,490	63,116
Fidelity & Guaranty Life	3,930	95,381
@Infinity Property & Casualty	1,150	88,849
Marsh & McLennan	12,500	715,500
Primerica	1,900	103,094
Prudential Financial	1,150	104,029
@Selective Insurance Group	3,490	94,823
Travelers	1,630	172,535
United Fire Group	2,420	71,947

		2,484,160

Internet & Catalog Retail–0.58%
†Liberty Interactive Class A	32,186	946,912
†Priceline Group	763	869,980
†Shutterfly	2,030	84,641

		1,901,533

Internet Software & Services–1.23%
†Coupons.com	3,050	54,137
†eBay	19,099	1,071,836
Equinix	4,092	927,779
†Facebook Class A	2,350	183,347
†Google Class A	1,274	676,061
†Google Class C	837	440,597
†GrubHub	2,810	102,059
@j2 Global	2,340	145,080
†SciQuest	5,370	77,597
†Yahoo	3,400	171,734
†Yelp	3,624	198,342

		4,048,569

IT Services–1.09%
Accenture Class A	2,150	192,017
Convergys	4,720	96,146
†ExlService Holdings	1,550	44,501
International Business Machines	290	46,528
†InterXion Holding	3,310	90,495
MasterCard Class A	12,661	1,090,872
†TeleTech Holdings	3,470	82,170

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
Visa Class A	4,783	$1,254,103
Xerox	51,000	706,860

		3,603,692

Life Sciences Tools & Services–0.06%
Thermo Fisher Scientific	1,650	206,729

		206,729

Machinery–0.24%
Barnes Group	3,430	126,944
Caterpillar	650	59,495
†Chart Industries	570	19,494
Columbus McKinnon	3,940	110,478
Cummins	650	93,711
Deere	700	61,929
ESCO Technologies	1,880	69,372
Kadant	2,990	127,643
Parker Hannifin	900	116,055

		785,121

Media–0.32%
Cinemark Holdings	1,200	42,696
Comcast Class A	3,200	184,208
†Discovery Communications Class A	3,040	104,728
†Discovery Communications Class C	14,917	503,001
Disney (Walt)	800	75,352
National CineMedia	4,170	59,923
Regal Entertainment Group Class A	1,000	21,360
Viacom Class B	850	63,963

		1,055,231

Metals & Mining–0.05%
Kaiser Aluminum	1,290	92,145
Worthington Industries	2,140	64,393

		156,538

Multiline Retail–0.10%
Macy’s	2,650	174,237
Nordstrom	1,850	146,871

		321,108

Multi-Utilities–0.10%
MDU Resources Group	3,600	84,600
NorthWestern	2,080	117,686
Sempra Energy	1,150	128,064

		330,350

Oil, Gas & Consumable Fuels–1.68%
†Bonanza Creek Energy	840	20,160
†Carrizo Oil & Gas	1,970	81,952
Chevron	8,121	911,014
ConocoPhillips	9,450	652,617
†Diamondback Energy	1,100	65,758

LVIP Delaware Foundation® Conservative Allocation Fund–9

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
EOG Resources	10,975	$1,010,468
Exxon Mobil	2,900	268,105
Kinder Morgan	11,569	489,484
Marathon Oil	22,915	648,265
Occidental Petroleum	8,550	689,215
†Parsley Energy Class A	2,020	32,239
†Rosetta Resources	2,320	51,759
†RSP Permian	1,500	37,710
Williams	13,136	590,332

		5,549,078

Paper & Forest Products–0.10%
†Boise Cascade	3,440	127,796
International Paper	1,550	83,049
Neenah Paper	1,920	115,718

		326,563

Pharmaceuticals–1.54%
AbbVie	3,250	212,680
†Actavis	550	141,576
†Akorn	3,160	114,392
Allergan	6,252	1,329,113
†Auxilium Pharmaceuticals	1,730	59,486
Johnson & Johnson	7,239	756,982
†Medicines	1,800	49,806
Merck	15,847	899,951
Perrigo	2,666	445,649
Pfizer	32,214	1,003,466
†Prestige Brands Holdings	2,320	80,550

		5,093,651

Professional Services–0.11%
Kforce	6,080	146,710
Nielsen Holdings	2,050	91,697
†WageWorks	1,780	114,935

		353,342

Real Estate Investment Trusts–2.17%
American Campus Communities	950	39,292
American Realty Capital Properties	3,375	30,544
American Tower	1,800	177,930
Apartment Investment & Management	1,675	62,226
AvalonBay Communities	1,200	196,068
Boston Properties	1,575	202,687
Brandywine Realty Trust	5,050	80,699
Camden Property Trust	725	53,534
Corporate Office Properties Trust	1,325	37,590
Cousins Properties	3,225	36,829
Crown Castle International	12,671	997,208
DCT Industrial Trust	3,928	140,072
DDR	5,775	106,029
Douglas Emmett	3,150	89,460

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Duke Realty	6,225	$125,745
DuPont Fabros Technology	3,650	121,326
EastGroup Properties	1,400	88,648
EPR Properties	3,165	182,399
Equity Lifestyle Properties	875	45,106
Equity One	1,625	41,210
Equity Residential	3,100	222,704
Essex Property Trust	625	129,125
Extra Space Storage	875	51,310
Federal Realty Investment Trust	300	40,038
First Industrial Realty Trust	3,625	74,530
First Potomac Realty Trust	1,925	23,793
General Growth Properties	6,650	187,065
Health Care REIT	900	68,103
Healthcare Realty Trust	1,800	49,176
Healthcare Trust of America Class A	1,663	44,788
Highwoods Properties	1,800	79,704
Host Hotels & Resorts	10,505	249,704
Kilroy Realty	1,075	74,250
Kimco Realty	3,300	82,962
Kite Realty Group Trust	4,772	137,147
LaSalle Hotel Properties	4,500	182,115
Lexington Realty Trust	3,825	41,999
Liberty Property Trust	875	32,926
LTC Properties	300	12,951
Macerich	950	79,239
National Retail Properties	3,975	156,496
Pebblebrook Hotel Trust	1,300	59,319
Post Properties	1,100	64,647
Prologis	4,400	189,332
PS Business Parks	500	39,770
Public Storage	875	161,744
Ramco-Gershenson Properties Trust	7,835	146,828
Regency Centers	1,425	90,887
RLJ Lodging Trust	1,925	64,545
Sabra Health Care REIT	950	28,851
Simon Property Group	2,625	478,039
SL Green Realty	1,200	142,824
Sovran Self Storage	1,170	102,047
Spirit Realty Capital	4,800	57,072
†Strategic Hotels & Resorts	5,150	68,135
Tanger Factory Outlet Centers	1,925	71,148
Taubman Centers	425	32,479
UDR	2,875	88,607
Ventas	2,650	190,005
Vornado Realty Trust	1,750	205,993

		7,156,999

Road & Rail–0.14%
Hunt (J.B.) Transport Services	1,050	88,463
†Roadrunner Transportation Systems	2,430	56,741

LVIP Delaware Foundation® Conservative Allocation Fund–10

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Road & Rail (continued)
†Swift Transportation	2,510	$71,861
Union Pacific	2,000	238,260

		455,325

Semiconductors & Semiconductor Equipment–0.67%
†Applied Micro Circuits	12,770	83,260
Avago Technologies	1,450	145,856
Broadcom Class A	17,100	740,943
Intel	24,211	878,617
Maxim Integrated Products	4,150	132,261
†Semtech	4,490	123,789
†Synaptics	1,600	110,144

		2,214,870

Software–1.12%
†Adobe Systems	6,222	452,339
†Callidus Software	3,320	54,216
†Electronic Arts	10,489	493,140
†Guidewire Software	2,080	105,310
Intuit	7,619	702,396
Microsoft	29,420	1,366,559
†Proofpoint	2,920	140,832
†Rally Software Development	4,350	49,459
†salesforce.com	1,800	106,758
SS&C Technologies Holdings	2,290	133,942
†Tyler Technologies	850	93,024

		3,697,975

Specialty Retail–0.71%
DSW Class A	2,700	100,710
†Express	4,580	67,280
L Brands	9,382	812,012
Lowe’s	10,800	743,040
†Sally Beauty Holdings	10,853	333,621
Tractor Supply	1,800	141,876
†Urban Outfitters	4,100	144,033

		2,342,572

Technology Hardware, Storage & Peripherals–0.21%
Apple	4,130	455,869
EMC	7,700	228,998

		684,867

Textiles, Apparel & Luxury Goods–0.29%
†G-III Apparel Group	1,430	144,444
†Iconix Brand Group	3,150	106,439
†Madden (Steven)	4,452	141,707
NIKE Class B	6,009	577,765

		970,355

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Trading Companies & Distributors–0.04%
Applied Industrial Technologies	2,590	$118,078

		118,078

Total U.S. Markets (Cost $44,124,089)		75,919,591

§DEVELOPED MARKETS–7.01%
Aerospace & Defense–0.11%
Meggitt	44,601	358,735

		358,735

Air Freight & Logistics–0.20%
Deutsche Post	20,225	656,542

		656,542

Airlines–0.09%
@Westjet Airlines Class VV	10,216	296,118

		296,118

Auto Components–0.14%
Sumitomo Rubber Industries	30,500	453,453

		453,453

Automobiles–0.30%
Bayerische Motoren Werke	2,027	218,750
Toyota Motor	12,500	779,032

		997,782

Banks–0.94%
†ING Groep	35,893	463,725
Mitsubishi UFJ Financial Group	136,300	748,926
Nordea Bank	65,874	762,538
Standard Chartered	44,807	670,043
UniCredit	70,182	449,559

		3,094,791

Beverages–0.24%
Carlsberg Class B	5,829	447,677
Coca-Cola Amatil	47,376	357,736

		805,413

Construction & Engineering–0.17%
Vinci	10,093	551,103

		551,103

Construction Materials–0.12%
Lafarge	5,871	412,145

		412,145

Containers & Packaging–0.14%
Rexam	63,760	448,812

		448,812

LVIP Delaware Foundation® Conservative Allocation Fund–11

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Diversified Telecommunication Services–0.18%
Nippon Telegraph & Telephone	11,341	$579,376

		579,376

Energy Equipment & Services–0.08%
†Saipem	22,264	233,386
Subsea 7	4,206	42,988

		276,374

Food Products–0.20%
Aryzta	8,798	676,122

		676,122

Household Durables–0.12%
Techtronic Industries	121,500	389,817

		389,817

Industrial Conglomerates–0.17%
Koninklijke Philips	19,577	567,459

		567,459

Insurance–0.23%
AXA	33,181	764,591

		764,591

IT Services–0.56%
†CGI Group Class A	26,699	1,017,685
Teleperformance	12,192	829,910

		1,847,595

Life Sciences Tools & Services–0.03%
†ICON	2,210	112,688

		112,688

Media–0.12%
Publicis Groupe	5,528	396,443

		396,443

Metals & Mining–0.22%
Anglo American ADR	6,600	60,126
AuRico Gold	41,569	137,735
Rio Tinto	9,303	428,786
Yamana Gold	27,637	111,552

		738,199

Multi-Utilities–0.08%
National Grid	19,774	280,543

		280,543

Oil, Gas & Consumable Fuels–0.23%
Suncor Energy	12,000	381,084
Total	7,123	364,926

		746,010

Pharmaceuticals–1.26%
Novartis	10,387	963,327

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Pharmaceuticals (continued)
Novo Nordisk ADR	13,186	$558,032
Sanofi	7,969	726,537
Stada Arzneimittel	10,906	330,918
Teva Pharmaceutical Industries ADR	27,400	1,575,774

		4,154,588

Road & Rail–0.16%
East Japan Railway	6,867	517,615

		517,615

Software–0.07%
Playtech	21,646	230,950

		230,950

Specialty Retail–0.20%
Nitori Holdings	12,006	645,118

		645,118

Textiles, Apparel & Luxury Goods–0.27%
Kering	1,727	331,879
Yue Yuen Industrial Holdings	158,000	568,188

		900,067

Trading Companies & Distributors–0.24%
ITOCHU	52,242	557,735
Rexel	13,469	241,312

		799,047

Wireless Telecommunication Services–0.14%
Tele2 Class B	38,471	466,177

		466,177

Total Developed Markets (Cost $18,313,185)		23,163,673

×EMERGING MARKETS–4.77%
Airlines–0.04%
Gol Linhas Aereas Inteligentes ADR	25,613	147,275

		147,275

Automobiles–0.08%
Hyundai Motor	616	94,566
Mahindra & Mahindra	7,921	154,426

		248,992

Banks–0.55%
Banco Santander Brasil ADR	21,200	106,424
Bangkok Bank	23,805	139,864
China Construction Bank	202,619	165,510
ICICI Bank ADR	22,000	254,100
Industrial & Commercial Bank of China	263,080	192,116
Itau Unibanco Holding ADR	15,165	197,297

LVIP Delaware Foundation® Conservative Allocation Fund–12

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Banks (continued)
†KB Financial Group ADR	6,322	$206,224
Powszechna Kasa Oszczednosci Bank Polski	7,116	71,433
@=Sberbank	93,948	88,853
Shinhan Financial Group	4,451	179,798
Standard Bank Group	16,161	199,237

		1,800,856

Beverages–0.23%
†Anadolu Efes Biracilik Ve Malt Sanayii	16,789	162,895
Cia Cervecerias Unidas ADR	4,000	74,200
†Fomento Economico Mexicano ADR	2,134	187,856
@Lotte Chilsung Beverage	155	211,615
Tsingtao Brewery	17,542	118,332

		754,898

Building Products–0.09%
@KCC	610	289,017

		289,017

Chemicals–0.06%
Braskem ADR	9,503	122,684
Sociedad Quimicay Minera de Chile ADR	3,200	76,416

		199,100

Construction & Engineering–0.02%
†Empresas ICA ADR	13,100	64,452

		64,452

Construction Materials–0.20%
†Cemex ADR	25,591	260,772
†Cemex Latam Holdings	9,350	62,633
Siam Cement	6,793	92,717
Siam Cement NVDR	5,900	80,109
Ultratech Cement	3,714	157,075

		653,306

Diversified Financial Services–0.04%
Remgro	6,518	142,632

		142,632

Diversified Telecommunication Services–0.07%
†KT ADR	7,500	105,900
Telefonica Brasil ADR	7,895	139,584

		245,484

Electronic Equipment, Instruments & Components–0.12%
Hon Hai Precision Industry	86,166	237,581
†LG Display ADR	11,200	169,680

		407,261

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Food & Staples Retailing–0.07%
Cia Brasileira de Distribuicao Grupo
Pao de Acucar ADR	3,400	$125,222
Wal-Mart de Mexico Series V	48,757	104,824

		230,046

Food Products–0.24%
Brasil Foods ADR	8,601	200,833
China Mengniu Dairy	36,000	148,248
@Lotte Confectionery	105	170,965
Tingyi Cayman Islands Holding	20,606	46,832
@Uni-President China Holdings	234,000	215,472

		782,350

Hotels, Restaurants & Leisure–0.02%
@Arcos Dorados Holdings	12,000	64,920

		64,920

Household Durables–0.03%
LG Electronics	1,914	103,036

		103,036

Insurance–0.06%
Samsung Life Insurance	1,767	188,036

		188,036

Internet Software & Services–0.51%
†Baidu ADR	6,230	1,420,253
†SINA	2,325	86,978
†@Sohu.com	3,500	186,130

		1,693,361

IT Services–0.03%
†WNS Holdings ADR	4,390	90,697

		90,697

Media–0.13%
Grupo Televisa ADR	12,698	432,494

		432,494

Metals & Mining–0.10%
†Anglo American Platinum	2,197	64,519
@Gerdau	11,600	35,095
Gerdau ADR	8,700	30,885
†Impala Platinum Holdings	4,759	31,110
Steel Authority of India	27,341	35,631
Vale ADR	14,800	121,064

		318,304

Multiline Retail–0.03%
Woolworths Holdings	16,883	111,995

		111,995

Oil, Gas & Consumable Fuels–0.65%
Cairn India	25,668	97,945

LVIP Delaware Foundation® Conservative Allocation Fund–13

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
China Petroleum & Chemical	122,050	$98,850
CNOOC ADR	890	120,542
@Gazprom ADR	35,057	161,390
LUKOIL ADR	3,298	126,478
PetroChina ADR	908	100,752
Petroleo Brasileiro ADR	25,855	188,741
Polski Koncern Naftowy Orlen	7,265	99,351
PTT - Foreign	16,178	159,370
#Reliance Industries GDR 144A	20,937	584,319
@Rosneft GDR	24,108	84,047
Sasol ADR	3,024	114,821
Tambang Batubara Bukit Asam Persero	87,000	87,141
YPF ADR	4,800	127,056

		2,150,803

Paper & Forest Products–0.10%
†Fibria Celulose ADR	18,405	223,253
Nine Dragons Paper Holdings	106,000	92,312

		315,565

Personal Products–0.04%
†Hypermarcas	22,400	140,342

		140,342

Real Estate Management & Development–0.03%
#@=Etalon Group GDR 144A	6,900	13,800
@UEM Sunrise	225,402	90,336

		104,136

Road & Rail–0.01%
America Latina Logistica	15,422	29,364

		29,364

Semiconductors & Semiconductor Equipment–0.25%
MediaTek	16,000	232,239
Taiwan Semiconductor Manufacturing	65,594	288,525
Taiwan Semiconductor Manufacturing ADR	7,900	176,802
United Microelectronics	259,000	120,035

		817,601

Technology Hardware, Storage & Peripherals–0.28%
Samsung Electronics	769	929,124

		929,124

Transportation Infrastructure–0.01%
Santos Brasil Participacoes	7,138	37,604

		37,604

Wireless Telecommunication Services–0.68%
America Movil ADR	6,500	144,170
China Mobile	27,120	317,678

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services (continued)
China Mobile ADR	3,600	$211,752
MegaFon GDR	7,315	99,684
Mobile Telesystems ADR	6,000	43,080
MTN Group	7,402	140,844
SK Telecom ADR	25,100	677,951
Tim Participacoes ADR	16,200	359,802
†Turkcell Iletisim Hizmetleri ADR	8,351	126,267
Vodacom Group	12,819	141,887

		2,263,115

Total Emerging Markets (Cost $15,060,500)		15,756,166

Total Common Stock (Cost $77,497,774)		114,839,430

CONVERTIBLE PREFERRED STOCK–0.31%
Alcoa 5.375% exercise price $19.39, expiration date 10/1/17	1,250	63,063
ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	2,325	41,341
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	42	48,389
#Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49	70	71,837
Dominion Resources 6.125% exercise price $65.21, expiration date 4/1/16	788	47,288
@Dynegy 5.375% exercise price $38.75, expiration date 11/1/17	660	67,320
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	1,400	73,500
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	55	22,000
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	94	127,863
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	62	82,460
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	2,626	123,422

LVIP Delaware Foundation® Conservative Allocation Fund–14

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)
Maiden Holdings 7.25% exercise price $15.39, expiration date 9/15/16	2,150	$103,888
SandRidge Energy 8. 50% exercise price $8. 01, expiration date 12/31/49	838	35,144
T-Mobile US 5.50% exercise price $31.02, expiration date 12/15/17	335	17,752
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	84	102,081

Total Convertible Preferred Stock (Cost $1,128,630)		1,027,348

EXCHANGE-TRADED FUNDS–5.20%
iShares MSCI EAFE Growth Index ETF	128,855	8,478,659
iShares MSCI EAFE Index ETF	62,815	3,821,665
Vanguard FTSE Developed Markets ETF	128,570	4,870,232

Total Exchange-Traded Funds (Cost $13,335,260)		17,170,556

PREFERRED STOCK–0.26%
Alabama Power 5.625%	9,280	232,464
•Integrys Energy Group 6.00%	8,750	233,625
National Retail Properties 5.70%	5,050	122,463
Public Storage 5.20%	5,000	114,750
•Regions Financial 6.375%	5,700	144,780

Total Preferred Stock (Cost $838,468)		848,082

	Principal Amount°

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.71%
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	3,279	3,711
Series 2003-26 AT 5.00% 11/25/32	79,360	81,878
Series 2010-41 PN 4.50% 4/25/40	235,000	253,762
Series 2010-96 DC 4.00% 9/25/25	450,000	473,585
•*Series 2012-122 SD 5.931% 11/25/42	237,463	57,935

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*Series 2013-26 ID 3.00% 4/25/33	320,552	$46,035
*Series 2013-38 AI 3.00% 4/25/33	310,098	45,020
*Series 2013-44 DI 3.00% 5/25/33	955,599	144,131
Series 2014-36 ZE 3.00% 6/25/44	149,592	133,479
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	6,797	7,722
Series 2557 WE 5.00% 1/15/18	8,164	8,538
Series 3416 GK 4.00% 7/15/22	11,589	11,720
Series 4065 DE 3.00% 6/15/32	40,000	40,034
*Series 4185 LI 3.00% 3/15/33	237,159	37,973
*Series 4191 CI 3.00% 4/15/33	97,593	13,743
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2014-DN2 M2 1.82% 4/25/24	250,000	242,193
¿Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	89,761	102,608
GNMA Series 2010-113 KE 4.50% 9/20/40	575,000	634,791

Total Agency Collateralized Mortgage Obligations (Cost $2,306,910)		2,338,858

AGENCY MORTGAGE-BACKED SECURITIES–11.84%
Fannie Mae 6.50% 8/1/17	11,998	12,502
Fannie Mae ARM
•2.315% 11/1/35	24,933	26,720
•2.317% 4/1/36	35,852	38,233
•2.421% 5/1/43	122,325	122,460
•2.546% 6/1/43	42,878	43,261
•3.203% 4/1/44	186,130	193,197
•3.268% 3/1/44	164,797	172,020
•3.302% 9/1/43	136,347	141,505
•5.141% 8/1/35	1,641	1,753
Fannie Mae Relocation 15 yr 4.00% 9/1/20	36,819	38,837
Fannie Mae Relocation 30 yr
5.00% 1/1/34	21,130	23,119
5.00% 10/1/35	13,678	14,956
5.00% 2/1/36	39,360	42,984
Fannie Mae S.F. 15 yr
2.50% 10/1/27	126,789	129,436
2.50% 2/1/28	352,016	359,382
3.00% 5/1/28	30,382	31,634
3.50% 7/1/26	104,686	110,972
3.50% 12/1/28	36,270	38,560
4.00% 5/1/25	64,242	68,634
4.00% 6/1/25	225,244	239,881

LVIP Delaware Foundation® Conservative Allocation Fund–15

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.00% 11/1/25	417,225	$447,305
4.00% 12/1/26	109,367	116,505
4.00% 5/1/27	235,985	252,794
4.00% 8/1/27	128,251	136,996
4.50% 4/1/18	11,072	11,631
5.50% 6/1/23	73,561	80,897
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/30	73,000	74,323
Fannie Mae S.F. 20 yr
3.00% 2/1/33	14,726	15,227
3.00% 8/1/33	58,776	60,706
3.50% 4/1/33	17,640	18,615
3.50% 9/1/33	82,528	87,468
4.00% 1/1/31	28,435	30,656
4.00% 2/1/31	86,863	93,659
5.00% 11/1/23	7,525	8,307
6.00% 9/1/29	67,894	76,869
Fannie Mae S.F. 30 yr
3.00% 7/1/42	109,019	110,509
3.00% 10/1/42	1,719,629	1,743,113
3.00% 12/1/42	283,718	287,583
3.00% 1/1/43	654,413	663,208
3.00% 2/1/43	68,139	69,064
3.00% 4/1/43	416,073	421,599
3.00% 5/1/43	362,673	367,438
4.00% 5/1/43	90,328	97,075
4.00% 8/1/43	49,500	53,103
4.00% 7/1/44	192,102	206,487
4.50% 7/1/36	36,471	39,760
4.50% 4/1/39	223,169	242,439
4.50% 11/1/40	103,858	112,847
4.50% 3/1/41	206,012	223,727
4.50% 4/1/41	253,892	276,015
4.50% 7/1/41	75,427	81,971
4.50% 10/1/41	120,010	130,322
4.50% 11/1/41	106,227	115,433
4.50% 1/1/42	2,482,377	2,700,340
4.50% 12/1/43	19,061	20,701
4.50% 5/1/44	83,184	90,595
4.50% 6/1/44	175,645	190,730
5.00% 2/1/35	126,695	140,339
5.00% 7/1/35	46,949	52,012
5.00% 10/1/35	111,182	123,093
5.00% 11/1/35	34,684	38,424
5.00% 4/1/37	29,381	32,464
5.00% 8/1/37	81,865	90,656
5.00% 2/1/38	31,027	34,367
5.50% 12/1/32	6,196	6,983
5.50% 2/1/33	85,972	96,759
5.50% 4/1/34	31,592	35,624
5.50% 11/1/34	23,018	25,888

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 11/1/34	10,578	$11,923
5.50% 12/1/34	149,894	168,405
5.50% 1/1/35	14,074	15,819
5.50% 3/1/35	18,159	20,291
5.50% 5/1/35	53,906	60,548
5.50% 6/1/35	27,403	30,775
5.50% 1/1/36	20,201	22,684
5.50% 7/1/36	9,241	10,386
5.50% 1/1/37	2,062	2,322
5.50% 4/1/37	397,780	447,906
5.50% 8/1/37	86,869	97,564
5.50% 1/1/38	2,689	3,008
5.50% 2/1/38	57,783	64,865
5.50% 3/1/38	64,342	72,305
5.50% 6/1/38	241,103	269,415
5.50% 9/1/38	235,082	263,622
5.50% 10/1/39	297,807	332,778
5.50% 7/1/40	88,269	98,670
5.50% 9/1/41	989,949	1,106,219
6.00% 5/1/36	116,968	132,953
6.00% 6/1/36	10,732	12,203
6.00% 12/1/36	12,135	13,786
6.00% 2/1/37	36,614	41,609
6.00% 5/1/37	99,259	112,638
6.00% 6/1/37	6,407	7,365
6.00% 7/1/37	6,443	7,313
6.00% 8/1/37	85,318	96,710
6.00% 9/1/37	13,213	15,013
6.00% 11/1/37	17,316	19,765
6.00% 5/1/38	162,646	184,588
6.00% 7/1/38	4,425	5,013
6.00% 9/1/38	31,166	35,334
6.00% 10/1/38	141,480	160,619
6.00% 11/1/38	28,903	32,939
6.00% 1/1/39	60,675	68,875
6.00% 2/1/39	75,609	86,097
6.00% 9/1/39	509,630	578,309
6.00% 3/1/40	50,913	57,646
6.00% 7/1/40	202,940	230,246
6.00% 9/1/40	45,377	51,528
6.00% 11/1/40	18,033	20,712
6.00% 5/1/41	66,893	75,907
6.50% 2/1/36	59,735	71,405
6.50% 6/1/36	65,157	77,930
6.50% 10/1/36	50,160	57,124
6.50% 8/1/37	3,970	4,521
7.00% 12/1/37	7,468	7,965
7.50% 6/1/31	13,313	16,125
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/44	3,874,000	3,918,793
3.00% 2/1/44	1,610,000	1,624,559
3.50% 2/1/44	1,063,000	1,105,230

LVIP Delaware Foundation® Conservative Allocation Fund–16

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr TBA (continued)
4.00% 1/1/44	1,922,000	$2,051,262
4.00% 2/1/44	6,241,000	6,643,666
4.50% 1/1/44	2,333,000	2,532,399
4.50% 2/1/44	1,004,000	1,087,928
Freddie Mac ARM
•2.249% 7/1/36	38,383	41,283
•2.307% 4/1/34	9,680	10,289
•2.342% 12/1/33	10,254	10,906
•2.482% 6/1/37	3,718	3,998
•2.534% 1/1/44	359,862	369,021
Freddie Mac S.F. 15 yr
4.00% 5/1/25	18,378	19,617
4.50% 5/1/20	3,905	4,165
4.50% 8/1/24	108,171	116,856
4.50% 7/1/25	20,775	22,442
4.50% 6/1/26	49,483	53,471
5.00% 6/1/18	27,346	28,737
Freddie Mac S.F. 20 yr
3.00% 6/1/34	58,959	60,599
3.50% 1/1/34	147,133	154,601
Freddie Mac S.F. 30 yr
3.00% 10/1/42	128,192	129,764
3.00% 11/1/42	114,538	116,084
4.50% 6/1/39	20,841	22,581
4.50% 10/1/39	55,919	60,630
4.50% 4/1/41	347,064	377,064
4.50% 3/1/42	100,077	108,609
5.50% 3/1/34	12,502	14,079
5.50% 12/1/34	12,596	14,234
5.50% 6/1/36	8,563	9,606
5.50% 11/1/36	3,531	3,948
5.50% 12/1/36	4,001	4,478
5.50% 4/1/38	59,793	66,911
5.50% 6/1/38	2,015	2,253
5.50% 6/1/39	66,079	73,946
5.50% 3/1/40	46,391	51,877
5.50% 8/1/40	34,999	39,139
5.50% 1/1/41	9,709	10,858
5.50% 6/1/41	47,454	53,054
6.00% 2/1/36	27,396	31,270
6.00% 1/1/38	18,213	20,587
6.00% 6/1/38	49,536	56,087
6.00% 8/1/38	44,718	50,756
6.00% 5/1/40	22,204	25,131
6.50% 4/1/39	78,888	89,630
7.00% 11/1/33	1,909	2,275
GNMA I S.F.30 yr
5.00% 6/15/40	26,315	29,100

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
7.00% 12/15/34	99,839	$117,643
7.50% 1/15/32	6,973	8,611

Total Agency Mortgage-Backed Securities (Cost $38,662,068)		39,114,442

AGENCY OBLIGATION–0.07%
Tennessee Valley Authority 2.875% 9/15/24	225,000	228,356

Total Agency Obligation (Cost $222,615)		228,356

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.31%
Banc of America Commercial Mortgage Trust
•Series 2006-1 AM 5.421% 9/10/45	45,000	46,751
•Series 2007-4 AM 5.821% 2/10/51	130,000	141,366
CD Commercial Mortgage Trust
•Series 2005-CD1 AM 5.226% 7/15/44	155,000	159,121
•Series 2005-CD1 C 5.226% 7/15/44	55,000	56,222
Citigroup Commercial Mortgage Trust Series 2014-GC25 A4 3.635% 10/10/47	260,000	270,524
Commercial Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	110,000	116,120
Series 2014-CR20 A4 3.59% 11/10/47	245,000	254,822
Series 2014-CR20 AM 3.938% 11/10/47	80,000	82,687
Series 2014-CR21 A3 3.528% 12/10/47	160,000	165,546
DB-UBS Mortgage Trust
#•Series 2011-LC1A A3 144A 5.002% 11/10/46	705,000	794,988
#•Series 2011-LC1A C 144A 5.557% 11/10/46	200,000	224,406
FREMF Mortgage Trust
#•Series 2011-K10 B 144A 4.615% 11/25/49	110,000	118,140
#•Series 2011-K15 B 144A 4.931% 8/25/44	15,000	16,379
#•Series 2011-K702 B 144A 4.77% 4/25/44	50,000	53,167
#•Series 2011-K703 B 144A 4.884% 7/25/44	150,000	160,133
#•Series 2012-K19 B 144A 4.036% 5/25/45	40,000	41,442

LVIP Delaware Foundation® Conservative Allocation Fund–17

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust (continued)
#•Series 2012-K22 B 144A 3.686% 8/25/45	150,000	$151,455
#•Series 2012-K22 C 144A 3.686% 8/25/45	120,000	118,941
#•Series 2012-K707 B 144A 3.883% 1/25/47	60,000	62,089
#•Series 2012-K708 B 144A 3.759% 2/25/45	430,000	442,774
#•Series 2012-K708 C 144A 3.759% 2/25/45	50,000	50,914
#•Series 2012-K711 144A 3.562% 8/25/45	520,000	531,377
#•Series 2013-K26 C 144A 3.60% 12/25/45	70,000	67,472
#•Series 2013-K33 B 144A 3.503% 8/25/46	120,000	118,264
#•Series 2013-K33 C 144A 3.503% 8/25/46	75,000	71,956
#•Series 2013-K712 144A 3.368% 5/25/45	540,000	541,787
#•Series 2013-K713 144A 3.165% 4/25/46	300,000	297,582
#•Series 2013-K713 C 144A 3.165% 4/25/46	180,000	175,109
#•Series 2014-K716 B 144A 3.954% 8/25/47	100,000	101,961
Goldman Sachs Mortgage Securities II
Series 2005-GG4 A4A 4.751% 7/10/39	79,414	79,490
•Series 2006-GG6 A4 5.553% 4/10/38	215,000	220,625
#Goldman Sachs Mortgage Securities Trust Series 2010-C1 A2 144A 4.592% 8/10/43	345,000	380,170
#Grace Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	1,440,000	1,489,932
Hilton USA Trust
#Series 2013-HLT AFX 144A 2.662% 11/5/30	485,000	485,612
#Series 2013-HLT BFX 144A 3.367% 11/5/30	385,000	389,770
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	231,679	230,784
Series 2014-C21 AS 3.997% 8/15/47	80,000	83,598
•Series 2014-C22 B 4.562% 9/15/47	105,000	111,991
Series 2014-C26 AS 3.80% 1/15/48	45,000	46,135

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-CB11 E 5.489% 8/12/37	60,000	$64,555
•Series 2005-LDP5 D 5.391% 12/15/44	105,000	107,856
Series 2006-LDP8 AM 5.44% 5/15/45	384,000	406,595
#•Series 2011-C5 C 144A 5.323% 8/15/46	100,000	111,178
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	14,447	14,652
•Series 2006-C6 AJ 5.452% 9/15/39	210,000	220,763
Series 2006-C6 AM 5.413% 9/15/39	140,000	148,671
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18 A4 3.923% 10/15/47	145,000	154,633
Series 2014-C19 AS 3.832% 12/15/47	95,000	97,986
Morgan Stanley Capital I Trust
•Series 2005-HQ7 AJ 5.206% 11/14/42	155,000	158,554
•Series 2005-HQ7 C 5.206% 11/14/42	200,000	201,723
•Series 2006-T21 AM 5.204% 10/12/52	140,000	144,683
WF-RBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	125,000	133,460

Total Commercial Mortgage-Backed Securities (Cost $10,869,985)		10,916,911

CONVERTIBLE BONDS–0.90%
Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	131,000	124,614
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	39,000	40,341
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	66,000	70,455
BioMarin Pharmaceutical 1.50% exercise price $94.15,expiration date 10/13/20	69,000	84,913
Blackstone Mortgage Trust 5.25% exercise price $28.66,expiration date 12/1/18	115,000	121,325

LVIP Delaware Foundation® Conservative Allocation Fund–18

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	64,000	$60,480
#Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56,expiration date 10/11/18	69,000	65,464
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	115,000	114,353
Chesapeake Energy 2.25% exercise price $80.28,expiration date 12/14/38	49,000	44,253
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	65,000	80,803
Energy XXI Bermuda 3.00% exercise price $40.40,expiration date 12/13/18	118,000	35,695
fGeneral Cable 4.50% exerciseprice $34.88, expiration date 11/15/29	97,000	70,386
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	32,000	132,500
Illumina 0.25% exercise price $83.55, expiration date 3/11/16	27,000	59,704
Intel 3.25% exercise price $21.71, expiration date 8/1/39	30,000	52,219
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	106,000	117,263
Jefferies Group 3.875% exercise price $45.06, expiration date 10/31/29	65,000	67,397
#Lexington Realty Trust 144A 6.00% exercise price $6.68,expiration date 1/11/30	34,000	55,037
Liberty Interactive 0.75% exercise price $1,000.00,expiration date 3/30/43	114,000	162,593
#Liberty Interactive 144A 1.00% exercise price $74.31,expiration date 9/28/43	77,000	85,181
fMeritor 4.00% exercise price $26.73, expiration date 2/12/27	49,000	52,859
MGM Resorts International 4.25% exercise price $18.58,expiration date 4/15/15	60,000	70,950

	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	20,000	$84,625
Novellus Systems 2.625% exercise price $34.93,expiration date 5/14/41	65,000	149,337
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	110,000	140,387
#NXP Semiconductors 1.00% exercise price $102.84,expiration date 11/27/19	32,000	32,940
Peabody Energy 4.75% exercise price $57.62, expiration date 12/15/41	88,000	46,640
#PROS Holdings 2.00% exercise price $33.79, expiration date 11/27/19	53,000	54,921
RTI International Metals 1.625% exercise price $40.72,expiration date 10/10/19	97,000	94,757
SanDisk 1.50% exercise price $51.36, expiration date 8/11/17	53,000	102,025
Spirit Realty Capital 3.75% exercise price $13.10,expiration date 5/13/21	73,000	71,267
Titan Machinery 3.75% exerciseprice $43.17, expiration date 4/30/19	79,000	56,831
#TPG Specialty Lending 144A 4.50% exercise price $25.83,expiration date 12/15/19	84,000	82,110
#Vantage Drilling 144A 5.50% exercise price $2.39,expiration date 7/15/43	119,000	106,803
Vector Group 1.75% exercise price $25.87, expiration date 4/15/20	73,000	77,699
•Vector Group 2.50% exercise price $16.78, expiration date 1/14/19	35,000	49,420
VeriSign 4.086% exercise price $34.37, expiration date 8/15/37	39,000	67,007

Total Convertible Bonds (Cost $2,699,896)		2,985,554

CORPORATE BONDS–30.76%
Aerospace & Defense–0.18%
#KLX 144A 5.875% 12/1/22	125,000	126,563
#Silver II Borrower 144A 7.75% 12/15/20	215,000	204,250

LVIP Delaware Foundation® Conservative Allocation Fund–19

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
TransDigm
6.00% 7/15/22		145,000	$145,363
6.50% 7/15/24		105,000	106,050

			582,226

Air Freight & Logistics–0.06%
#Aviation Capital Group 144A 6.75% 4/6/21		165,000	187,687

			187,687

Airlines–0.11%
¿American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26		100,000	100,500
¿United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26		80,000	81,200
¿United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26		185,000	186,388

			368,088

Auto Components–0.42%
American Axle & Manufacturing 6.25% 3/15/21		210,000	221,550
Delphi 6.125% 5/15/21		125,000	136,563
Lear 5.25% 1/15/25		245,000	249,287
Magna International 3.625% 6/15/24		300,000	301,197
TRW Automotive
#144A 4.45% 12/1/23		295,000	297,213
#144A 4.50% 3/1/21		190,000	191,425

			1,397,235

Automobiles–0.25%
Daimler 2.75% 12/10/18	NOK	720,000	101,605
Ford Motor 7.45% 7/16/31		225,000	306,265
General Motors
3.50% 10/2/18		190,000	194,750
5.00% 4/1/35		155,000	161,911
Toyota Finance Australia 3.04% 12/20/16	NZD	80,000	61,114

			825,645

Beverages–0.13%
Pernod-Ricard
#144A 4.25% 7/15/22		150,000	158,822
#144A 5.75% 4/7/21		225,000	258,797

			417,619

Biotechnology–0.33%
Celgene
3.95% 10/15/20		390,000	413,094
4.625% 5/15/44		115,000	119,767

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences
3.50% 2/1/25		235,000	$241,704
4.50% 2/1/45		85,000	91,229
Immucor 11.125% 8/15/19		200,000	217,000

			1,082,794

Building Products–0.17%
#Builders FirstSource 144A 7.625% 6/1/21		265,000	272,287
Nortek 8.50% 4/15/21		265,000	284,875

			557,162

Capital Markets–0.54%
Goldman Sachs Group 6.15% 4/1/18		495,000	555,845
Jefferies Group
5.125% 1/20/23		135,000	137,455
6.45% 6/8/27		110,000	114,680
6.50% 1/20/43		60,000	61,404
Lazard Group 6.85% 6/15/17		567,000	631,544
State Street 3.10% 5/15/23		285,000	281,498

			1,782,426

Chemicals–1.37%
Braskem Finance 6.45% 2/3/24		200,000	201,000
Celanese US Holdings 4.625% 11/15/22		185,000	184,075
CF Industries
5.15% 3/15/34		115,000	120,660
5.375% 3/15/44		260,000	281,581
6.875% 5/1/18		345,000	392,501
7.125% 5/1/20		210,000	250,470
Dow Chemical
3.50% 10/1/24		85,000	84,311
8.55% 5/15/19		1,129,000	1,404,943
Eastman Chemical 2.70% 1/15/20		185,000	186,264
Methanex 4.25% 12/1/24		180,000	179,573
Monsanto 4.40% 7/15/44		180,000	187,533
Mosaic 5.625% 11/15/43		260,000	299,096
#OCP 144A 5.625% 4/25/24		200,000	210,750
PolyOne 5.25% 3/15/23		145,000	145,628
PPG Industries 2.30% 11/15/19		155,000	154,494
Rockwood Specialties Group 4.625% 10/15/20		135,000	139,894
#TPC Group 144A 8.75% 12/15/20		120,000	117,300

			4,540,073

Commercial Banks–2.97%
Australia & New Zealand Banking Group
2.625% 12/10/18	CAD	59,000	52,002
3.625% 11/6/18	AUD	36,000	29,628

LVIP Delaware Foundation® Conservative Allocation Fund–20

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
#•Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 144A 5.95% 1/30/24		200,000	$208,500
Barclays 2.75% 11/8/19		245,000	243,730
Barclays Bank 7.625% 11/21/22	.	200,000	219,060
BB&T 5.25% 11/1/19		765,000	853,127
#BBVA Banco Continental 144A 5.00% 8/26/22		110,000	114,884
#BBVA Bancomer 144A 6.50% 3/10/21		300,000	326,370
Branch Banking & Trust 3.80% 10/30/26		260,000	265,705
City National 5.25% 9/15/20		195,000	217,411
Cooperatieve Centrale Raiffeisen-Boerenleenbank 2.50% 9/4/20	NOK	270,000	37,759
Credit Suisse
3.00% 10/29/21		250,000	249,214
#144A 6.50% 8/8/23		250,000	275,055
Export-Import Bank of China #144A 2.50% 7/31/19		200,000	200,151
#144A 3.625% 7/31/24		205,000	207,417
#HBOS 144A 6.75% 5/21/18		140,000	156,379
KeyBank 6.95% 2/1/28		615,000	804,220
Northern Trust 3.95% 10/30/25	.	135,000	140,812
#•Oversea-Chinese Banking 144A 4.00% 10/15/24		305,000	312,680
PNC Bank
3.30% 10/30/24		250,000	254,933
6.875% 4/1/18		740,000	853,037
#•PNC Preferred Funding Trust II 144A 1.463% 3/31/49		500,000	472,500
Rabobank 4.625% 12/1/23		330,000	350,676
#Siam Commercial Bank 144A 3.50% 4/7/19		200,000	205,938
•SunTrust Bank 0.523% 8/24/15		220,000	219,594
#Turkiye Garanti Bankasi 144A 4.75% 10/17/19		200,000	204,000
•USB Capital IX 3.50% 10/29/49	.	780,000	631,800
Wells Fargo
4.10% 6/3/26		805,000	823,877
4.65% 11/4/44		80,000	82,886
Woori Bank
#144A 2.875% 10/2/18		200,000	204,038
#144A 4.75% 4/30/24		400,000	414,189
Zions Bancorp 4.50% 6/13/23		170,000	179,789

			9,811,361

Commercial Services & Supplies–0.58%
#Algeco Scotsman Global Finance 144A 8.50% 10/15/18	.	365,000	354,050

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
#Brambles USA 144A 3.95% 4/1/15	95,000	$95,662
#CDK Global 144A 4.50% 10/15/24	140,000	142,289
HD Supply
7.50% 7/15/20	87,000	91,567
11.50% 7/15/20	95,000	109,250
Ingram Micro 4.95% 12/15/24	150,000	150,242
#Prestige Brands 144A 5.375% 12/15/21	275,000	271,563
Reynolds Group Issuer 8.25% 2/15/21	100,000	103,000
Service International 5.375% 5/15/24	145,000	148,625
Spectrum Brands 6.375% 11/15/20	190,000	199,025
United Rentals North America 5.75% 11/15/24	235,000	242,638

		1,907,911

Computers & Peripherals–0.18%
NetApp 3.25% 12/15/22	195,000	192,657
Seagate HDD Cayman
#144A 4.75% 1/1/25	170,000	175,476
#144A 5.75% 12/1/34	220,000	232,707

		600,840

Construction & Engineering–0.02%
#OAS Finance 144A 8.00% 7/2/21	200,000	69,000

		69,000

Construction Materials–0.25%
Cemex
#144A 5.875% 3/25/19	200,000	203,500
#144A 7.25% 1/15/21	200,000	210,000
#Hutchison Whampoa International 14 144A 3.625% 10/31/24	200,000	201,328
#Tenedora Nemak 144A 5.50% 2/28/23	200,000	204,500

		819,328

Consumer Finance–0.20%
Ford Motor Credit 5.875% 8/2/21	200,000	231,879
General Motors Financial
3.00% 9/25/17	110,000	111,378
4.375% 9/25/21	160,000	167,200
#Hyundai Capital America 144A 2.125% 10/2/17	155,000	155,859

		666,316

LVIP Delaware Foundation® Conservative Allocation Fund–21

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Containers & Packaging–0.18%
Berry Plastics 5.50% 5/15/22		115,000	$116,869
#BWAY Holding 144A 9.125% 8/15/21		200,000	201,000
#Consolidated Container 144A 10.125% 7/15/20		95,000	88,825
#Plastipak Holdings 144A 6.50% 10/1/21		175,000	175,875

			582,569

Diversified Consumer Services–0.15%
#ENA Norte Trust 144A 4.95% 4/25/23		226,928	233,736
#Red de Carreteras de Occidente 144A 9.00% 6/10/28	MXN	4,000,000	265,414

			499,150

Diversified Financial Services–1.90%
Bank of America
4.25% 10/22/26		905,000	904,214
#Consolidated Energy Finance 144A 6.75% 10/15/19		476,000	467,670
#•Corp Financiera De Desarrollo 144A 5.25% 7/15/29		200,000	203,540
#ERAC USA Finance 144A 5.25% 10/1/20		675,000	760,895
General Electric Capital
2.10% 12/11/19		235,000	234,876
4.25% 1/17/18	NZD	175,000	136,468
5.55% 5/4/20		150,000	172,795
6.00% 8/7/19		234,000	272,460
•7.125% 12/15/49		400,000	467,000
Goldman Sachs Group
•4.035% 8/21/19	AUD	10,000	8,240
5.20% 12/17/19	NZD	141,000	110,716
•HSBC Holdings 5.625% 12/29/49		200,000	200,950
JPMorgan Chase
•0.863% 1/28/19		74,000	74,073
4.125% 12/15/26		585,000	586,963
•6.75% 8/29/49		175,000	185,500
•Lloyds Banking Group 7.50% 4/30/49		395,000	402,900
Morgan Stanley
•1.083% 1/24/19		77,000	77,228
4.35% 9/8/26		295,000	297,168
5.00% 9/30/21	AUD	38,000	32,669
•National Rural Utilities Cooperative Finance 4.75% 4/30/43		275,000	273,213
#SUAM Finance 144A
4.875% 4/17/24		305,000	305,763

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
#•USB Realty 144A 1.378% 12/22/49		100,000	$90,500

			6,265,801

Diversified Telecommunication Services–2.02%
#Altice 144A 7.75% 5/15/22		200,000	200,875
AT&T 4.80% 6/15/44		205,000	209,714
Bell Canada 3.35% 3/22/23	CAD	53,000	46,165
#Bharti Airtel International Netherlands 144A 5.35% 5/20/24		200,000	217,384
CC Holdings GS V 3.849% 4/15/23		175,000	174,135
CenturyLink
5.80% 3/15/22		420,000	437,850
6.75% 12/1/23		195,000	214,256
#Digicel Group 144A 8.25% 9/30/20		400,000	390,000
Hughes Satellite Systems 7.625% 6/15/21		95,000	104,975
Intelsat Luxembourg 8.125% 6/1/23		475,000	486,875
#Level 3 Escrow II 144A 5.375% 8/15/22		40,000	40,300
Motorola Solutions 4.00% 9/1/24		270,000	272,166
#MTN Mauritius Investments 144A 4.755% 11/11/24		200,000	197,000
Orange 5.50% 2/6/44		235,000	276,717
SBA Tower Trust
#144A 2.24% 4/16/18		180,000	178,655
#144A 2.898% 10/15/19		90,000	90,236
#SES 144A 3.60% 4/4/23		365,000	369,644
Telefonica Emisiones SAU 4.57% 4/27/23		600,000	643,502
#Telemar Norte Leste 144A 5.50% 10/23/20		265,000	247,775
Verizon Communications
3.00% 11/1/21		610,000	602,523
4.40% 11/1/34		305,000	304,160
5.15% 9/15/23		330,000	364,655
#Virgin Media Finance 144A 6.375% 4/15/23		200,000	210,500
#Wind Acquisition Finance 144A 7.375% 4/23/21		220,000	208,186
Windstream
7.50% 4/1/23		60,000	60,000
7.75% 10/1/21		125,000	128,125

			6,676,373

Electric Utilities–2.37%
#AES Gener 144A 5.25% 8/15/21		200,000	212,185

LVIP Delaware Foundation® Conservative Allocation Fund–22

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Ameren Illinois 3.25% 3/1/25	175,000	$177,846
American Electric Power 2.95% 12/15/22	80,000	78,613
#American Transmission Systems 144A 5.25% 1/15/22	390,000	437,364
Berkshire Hathaway Energy 3.75% 11/15/23	310,000	323,811
#144A 4.50% 2/1/45	120,000	126,088
Cleveland Electric Illuminating 5.50% 8/15/24	285,000	338,095
ComEd Financing III 6.35% 3/15/33	220,000	227,229
Dominion Gas Holdings 3.60% 12/15/24	270,000	275,229
Dominion Resources 3.625% 12/1/24	155,000	157,334
DTE Energy 2.40% 12/1/19	195,000	195,257
Electricite de France
#144A 4.60% 1/27/20	95,000	104,712
#•144A 5.25% 12/29/49	470,000	482,925
#•Enel 144A 8.75% 9/24/73	600,000	699,750
Entergy Arkansas 3.70% 6/1/24	85,000	89,245
Great Plains Energy
4.85% 6/1/21	125,000	137,050
5.292% 6/15/22	160,000	183,731
Indiana Michigan Power 3.20% 3/15/23	125,000	125,905
IPALCO Enterprises 5.00% 5/1/18	175,000	185,500
ITC Holdings 3.65% 6/15/24	265,000	269,260
LG&E & KU Energy
3.75% 11/15/20	265,000	276,746
4.375% 10/1/21	395,000	421,047
#Metropolitan Edison 144A 4.00% 4/15/25	125,000	127,756
NextEra Energy Capital Holdings
2.40% 9/15/19	245,000	245,037
3.625% 6/15/23	125,000	127,057
NV Energy 6.25% 11/15/20	280,000	329,377
Pennsylvania Electric 5.20% 4/1/20	220,000	242,831
Public Service of New
Hampshire 3.50% 11/1/23	160,000	165,541
Public Service of Oklahoma 5.15% 12/1/19	415,000	464,385
#State Grid Overseas Investment 2014 144A 4.125% 5/7/24	495,000	521,432
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	75,000	76,426

		7,824,764

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components–0.19%
Jabil Circuit 7.75% 7/15/16	85,000	$91,481
Thermo Fisher Scientific
2.40% 2/1/19	245,000	245,602
3.30% 2/15/22	280,000	280,904

		617,987

Energy Equipment & Services–0.15%
Bristow Group 6.25% 10/15/22	165,000	165,000
#Drill Rigs Holdings 144A 6.50% 10/1/17	200,000	167,000
Exterran Partners 6.00% 4/1/21	75,000	66,000
Key Energy Services 6.75% 3/1/21	150,000	94,500

		492,500

Food Products–0.27%
#Brasil Foods 144A 3.95% 5/22/23	200,000	185,400
#JBS Investments 144A 7.75% 10/28/20	430,000	447,415
Smithfield Foods 6.625% 8/15/22	120,000	126,000
Sysco 4.35% 10/2/34	115,000	124,217

		883,032

Gas Utilities–0.06%
AmeriGas Finance 7.00% 5/20/22	205,000	213,200

		213,200

Health Care Equipment & Supplies–0.60%
Becton Dickinson
3.734% 12/15/24	240,000	247,599
4.685% 12/15/44	25,000	27,035
Boston Scientific
2.65% 10/1/18	75,000	75,155
6.00% 1/15/20	285,000	321,541
CareFusion 6.375% 8/1/19	330,000	382,194
Kinetic Concepts 10.50% 11/1/18	165,000	179,850
Medtronic
#144A 3.15% 3/15/22	230,000	233,289
#144A 3.50% 3/15/25	195,000	199,906
Zimmer Holdings 3.375% 11/30/21	330,000	335,752

		2,002,321

Health Care Providers & Services–0.50%
Air Medical Group Holdings 9.25% 11/1/18	24,000	25,110
Community Health Systems 6.875% 2/1/22	120,000	127,725

LVIP Delaware Foundation® Conservative Allocation Fund–23

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
DaVita Healthcare Partners 5.125% 7/15/24	205,000	$209,484
#Fresenius Medical Care US Finance II 144A 5.875% 1/31/22	175,000	190,750
HCA 5.00% 3/15/24	470,000	484,100
Highmark
#144A 4.75% 5/15/21	150,000	155,347
#144A 6.125% 5/15/41	65,000	68,826
#Milacron 144A 7.75% 2/15/21	145,000	148,625
Tenet Healthcare 6.00% 10/1/20	238,000	256,167

		1,666,134

Hotels, Restaurants & Leisure–0.48%
#Caesars Growth Properties Holdings 144A 9.375% 5/1/22	155,000	137,175
International Game Technology 5.35% 10/15/23	310,000	312,760
#Landry’s 144A 9.375% 5/1/20	90,000	95,850
MGM Resorts International 6.00% 3/15/23	255,000	257,550
#PF Chang’s China Bistro 144A 10.25% 6/30/20	80,000	80,200
Pinnacle Entertainment 7.50% 4/15/21	155,000	162,361
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25	150,000	151,254
4.50% 10/1/34	95,000	97,204
Wyndham Worldwide 5.625% 3/1/21	210,000	235,130
Wynn Las Vegas 5.375% 3/15/22	65,000	66,300

		1,595,784

Independent Power Producers & Energy Traders–0.27%
AES 5.50% 3/15/24	205,000	209,059
Calpine 5.375% 1/15/23	125,000	126,406
Dynegy Finance I
#144A 6.75% 11/1/19	55,000	56,031
#144A 7.375% 11/1/22	85,000	86,594
#144A 7.625% 11/1/24	200,000	204,250
#Perusahaan Listrik Negara 144A 5.50% 11/22/21	210,000	219,975

		902,315

Industrial Conglomerates–0.06%
#Gates Global 144A 6.00% 7/15/22	205,000	197,353

		197,353

Insurance–0.87%
•Allstate 5.75% 8/15/53	235,000	248,072
•Chubb 6.375% 3/29/67	333,000	358,658

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
#Five Corners Funding Trust 144A 4.419% 11/15/23	325,000	$344,293
#Hockey Merger 144A 7.875% 10/1/21	220,000	219,450
•ING US 5.65% 5/15/53	165,000	164,175
#MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	574,000
#Onex USI Acquisition 144A 7.75% 1/15/21	40,000	39,200
•Prudential Financial 5.625% 6/15/43	165,000	169,505
TIAA Asset Management Finance
#@144A 2.95% 11/1/19	160,000	160,489
#144A 4.125% 11/1/24	335,000	343,870
•XL Group 6.50% 12/29/49	255,000	244,163

		2,865,875

Internet & Catalog Retail–0.14%
Amazon.com
3.80% 12/5/24	120,000	123,190
4.80% 12/5/34	115,000	121,105
Expedia 4.50% 8/15/24	100,000	101,173
#Netflix 144A 5.75% 3/1/24	100,000	104,500

		449,968

Internet Software & Services–0.47%
Alibaba Group Holding
#144A 3.125% 11/28/21	315,000	311,692
#144A 3.60% 11/28/24	250,000	248,473
Baidu
2.75% 6/9/19	200,000	199,533
3.25% 8/6/18	350,000	358,378
Equinix
4.875% 4/1/20	108,000	108,000
5.375% 4/1/23	247,000	248,235
Zayo Group 10.125% 7/1/20	60,000	67,833

		1,542,144

IT Services–0.09%
First Data 11.75% 8/15/21	98,000	112,945
NCR 6.375% 12/15/23	165,000	172,425

		285,370

Machinery–0.31%
Crane
2.75% 12/15/18	60,000	60,704
4.45% 12/15/23	245,000	258,764
Ingersoll-Rand Global Holding 4.25% 6/15/23	310,000	327,352
LSB Industries 7.75% 8/1/19	50,000	52,250
Meritor 6.75% 6/15/21	95,000	99,750
Parker-Hannifin 3.30% 11/21/24	15,000	15,340

LVIP Delaware Foundation® Conservative Allocation Fund–24

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Machinery (continued)
Trinity Industries 4.55% 10/1/24	205,000	$199,499

		1,013,659

Media–2.53%
#British Sky Broadcasting Group 144A 3.75% 9/16/24	470,000	473,834
CCO Holdings 5.25% 9/30/22	110,000	110,137
CCOH Safari 5.75% 12/1/24	75,000	76,031
#Columbus International 144A 7.375% 3/30/21	290,000	302,687
Comcast
3.375% 2/15/25	665,000	680,818
4.75% 3/1/44	65,000	72,734
Cox Communications
#144A 3.85% 2/1/25	330,000	333,785
#144A 4.80% 2/1/35	25,000	26,130
#CSC Holdings 144A 5.25% 6/1/24	285,000	287,137
DIRECTV Holdings
3.95% 1/15/25	480,000	484,773
5.15% 3/15/42	50,000	51,859
DISH DBS 5.00% 3/15/23	155,000	150,350
Gray Television 7.50% 10/1/20	145,000	150,075
Historic TW 6.875% 6/15/18	620,000	717,392
Interpublic Group 2.25% 11/15/17	130,000	130,336
Lamar Media 5.00% 5/1/23	210,000	208,950
#MDC Partners 144A 6.75% 4/1/20	195,000	201,581
#Nielsen Luxembourg 144A 5.50% 10/1/21	130,000	133,250
#Numericable Group 144A 6.00% 5/15/22	200,000	201,350
Omnicom Group 3.65% 11/1/24	550,000	551,384
#SES Global Americas Holdings 144A 5.30% 3/25/44	495,000	556,328
Sinclair Television Group
5.375% 4/1/21	125,000	124,687
#144A 5.625% 8/1/24	65,000	63,213
6.125% 10/1/22	90,000	92,025
Time Warner Cable
4.00% 9/1/21	125,000	133,231
8.25% 4/1/19	482,000	590,580
#Unitymedia Hessen 144A 5.00% 1/15/25	200,000	201,000
#Unitymedia KabelBW 144A 6.125% 1/15/25	200,000	207,000
Viacom 4.85% 12/15/34	615,000	631,355
#VTR Finance 144A 6.875% 1/15/24	200,000	204,500

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
WPP Finance 2010 5.625% 11/15/43	175,000	$200,705

		8,349,217

Metals & Mining–0.69%
AK Steel 7.625% 5/15/20	105,000	98,175
ArcelorMittal 10.35% 6/1/19	410,000	496,613
#FMG Resources August 2006 144A 6.875% 4/1/22	567,000	474,154
Freeport-McMoRan
4.00% 11/14/21	35,000	34,730
4.55% 11/14/24	135,000	131,346
#Gerdau Holdings 144A 7.00% 1/20/20	145,000	157,506
#Lundin Mining 144A 7.50% 11/1/20	105,000	104,213
Novelis 8.75% 12/15/20	215,000	228,975
Ryerson
9.00% 10/15/17	120,000	123,600
11.25% 10/15/18	32,000	34,240
#Tupy Overseas 144A 6.625% 7/17/24	230,000	221,950
Yamana Gold 4.95% 7/15/24	170,000	166,227

		2,271,729

Multi-Utilities–0.77%
Ameren Illinois 9.75% 11/15/18	1,087,000	1,390,484
CenterPoint Energy 5.95% 2/1/17	10,000	10,909
CMS Energy 6.25% 2/1/20	215,000	249,225
•Integrys Energy Group 6.11% 12/1/66	325,000	325,713
NiSource Finance 6.125% 3/1/22	135,000	160,261
Puget Energy 6.00% 9/1/21	130,000	152,293
•Wisconsin Energy 6.25% 5/15/67	260,000	261,509

		2,550,394

Oil, Gas & Consumable Fuels–3.80%
Anadarko Petroleum 3.45% 7/15/24	175,000	171,185
California Resources
#144A 5.50% 9/15/21	110,000	94,600
#144A 6.00% 11/15/24	145,000	123,250
Canadian Natural Resources 3.90% 2/1/25	150,000	148,170
Chaparral Energy 7.625% 11/15/22	45,000	29,925
Chesapeake Energy 5.75% 3/15/23	65,000	67,275
Cimarex Energy 4.375% 6/1/24	110,000	105,325

LVIP Delaware Foundation® Conservative Allocation Fund–25

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
CNOOC Nexen Finance 2014 4.25% 4/30/24	290,000	$300,633
ConocoPhillips
3.35% 11/15/24	235,000	237,917
4.30% 11/15/44	100,000	105,052
Continental Resources 4.50% 4/15/23	570,000	543,077
El Paso Pipeline Partners Operating 4.30% 5/1/24	280,000	281,065
•Enbridge Energy Partners 8.05% 10/1/37	470,000	511,125
Energy Transfer Partners
5.15% 2/1/43	175,000	173,822
5.95% 10/1/43	365,000	401,761
9.70% 3/15/19	253,000	317,828
#Energy XXI Gulf Coast 144A 6.875% 3/15/24	145,000	78,663
EnLink Midstream Partners 5.05% 4/1/45	135,000	130,918
•Enterprise Products Operating 7.034% 1/15/68	505,000	554,302
Halcon Resources 8.875% 5/15/21	150,000	113,625
Kinder Morgan
#144A 5.00% 2/15/21	110,000	114,587
5.30% 12/1/34	235,000	239,261
5.55% 6/1/45	90,000	92,520
Kinder Morgan Energy Partners 9.00% 2/1/19	440,000	533,859
Laredo Petroleum
7.375% 5/1/22	235,000	220,900
#Lukoil International Finance
144A 3.416% 4/24/18	200,000	170,500
Marathon Petroleum 4.75% 9/15/44	185,000	175,391
Midstates Petroleum 9.25% 6/1/21	180,000	91,800
Murphy Oil USA 6.00% 8/15/23	285,000	299,250
Newfield Exploration 5.625% 7/1/24	195,000	193,903
Noble Energy
3.90% 11/15/24	130,000	128,746
5.05% 11/15/44	165,000	163,714
Oasis Petroleum 6.875% 3/15/22	200,000	183,000
ONGC Videsh 3.25% 7/15/19	200,000	200,244
Pacific Rubiales Energy
#144A 5.375% 1/26/19	115,000	99,360
#144A 5.625% 1/19/25	118,000	90,860
PDC Energy 7.75% 10/15/22	75,000	71,625
#Pertamina Persero 144A 4.875% 5/3/22	200,000	200,500

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance
3.00% 1/15/19	15,000	$13,299
4.875% 3/17/20	230,000	215,742
Petrobras International Finance 5.375% 1/27/21	125,000	116,446
Petroleos de Venezuela 9.00% 11/17/21	60,000	26,550
Petroleos Mexicanos
#144A 4.25% 1/15/25	30,000	29,880
6.50% 6/2/41	170,000	195,925
Plains All American Pipeline 8.75% 5/1/19	435,000	542,137
Plains Exploration & Production 6.50% 11/15/20	113,000	122,602
Pride International 6.875% 8/15/20	875,000	982,880
Statoil
2.90% 11/8/20	150,000	153,641
3.25% 11/10/24	125,000	125,674
Sunoco Logistics Partners Operations 5.35% 5/15/45	330,000	334,899
Talisman Energy 5.50% 5/15/42	420,000	397,808
•TransCanada PipeLines 6.35% 5/15/67	560,000	544,600
Williams 4.55% 6/24/24	165,000	153,735
Williams Partners 7.25% 2/1/17	340,000	374,936
#Woodside Finance 144A 8.75% 3/1/19	380,000	471,194

		12,561,486

Paper & Forest Products–0.22%
Georgia-Pacific
#144A 3.60% 3/1/25	45,000	45,286
8.00% 1/15/24	520,000	692,412

		737,698

Pharmaceuticals–0.26%
Omnicare
4.75% 12/1/22	10,000	10,175
5.00% 12/1/24	120,000	123,600
Perrigo
4.00% 11/15/23	200,000	206,642
5.30% 11/15/43	200,000	221,704
#Salix Pharmaceuticals 144A
6.00% 1/15/21	115,000	117,587
#Valeant Pharmaceuticals
International 144A
5.625% 12/1/21	60,000	60,600
#Valeant Pharmaceuticals International Escrow 144A 6.375% 10/15/20	105,000	110,119

		850,427

LVIP Delaware Foundation® Conservative Allocation Fund–26

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts–1.41%
Alexandria Real Estate Equities
3.90% 6/15/23	105,000	$105,523
4.50% 7/30/29	110,000	112,941
American Tower Trust I
#144A 1.551% 3/15/43	95,000	93,961
#144A 3.07% 3/15/23	245,000	244,441
AvalonBay Communities 3.50% 11/15/24	140,000	140,242
CBL & Associates
4.60% 10/15/24	340,000	345,000
5.25% 12/1/23	35,000	37,568
Corporate Office Properties
3.60% 5/15/23	175,000	168,447
5.25% 2/15/24	180,000	193,670
DDR
4.75% 4/15/18	100,000	106,901
7.50% 4/1/17	110,000	123,306
7.875% 9/1/20	365,000	450,674
Education Realty Operating Partnership 4.60% 12/1/24	185,000	189,803
Excel Trust 4.625% 5/15/24	115,000	119,560
Geo Group 5.875% 10/15/24	150,000	152,625
Healthcare Trust of America Holdings 3.375% 7/15/21	105,000	104,962
Hospitality Properties Trust 4.50% 3/15/25	180,000	181,555
Host Hotels & Resorts
3.75% 10/15/23	190,000	189,867
4.75% 3/1/23	235,000	250,135
5.875% 6/15/19	115,000	120,805
Regency Centers
4.80% 4/15/21	175,000	190,808
5.875% 6/15/17	171,000	188,199
#Trust F 144A 5.25% 12/15/24	200,000	206,520
#WEA Finance 144A 3.75% 9/17/24	620,000	630,429

		4,647,942

Real Estate Management & Development–0.05%
WP Carey 4.60% 4/1/24	160,000	168,309

		168,309

Road & Rail–0.15%
Burlington Northern Santa Fe
3.40% 9/1/24	5,000	5,101
4.90% 4/1/44	280,000	316,090
Norfolk Southern 3.85% 1/15/24	165,000	173,813

		495,004

Semiconductors & Semiconductor Equipment–0.33%
National Semiconductor 6.60% 6/15/17	605,000	681,131

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Semiconductors & Semiconductor Equipment (continued)
#Samsung Electronics America 144A 1.75% 4/10/17	415,000	$416,488

		1,097,619

Software–0.24%
#Activision Blizzard 144A 6.125% 9/15/23	235,000	253,800
#@BMC Software Finance 144A 8.125% 7/15/21	45,000	42,525
#MTS International Funding 144A 8.625% 6/22/20	150,000	147,750
Oracle
3.40% 7/8/24	180,000	184,191
4.50% 7/8/44	140,000	152,445

		780,711

Specialty Retail–0.61%
Bed Bath & Beyond
4.915% 8/1/34	225,000	232,605
5.165% 8/1/44	170,000	178,277
#~Chinos Intermediate Holdings 144A PIK 7.75% 5/1/19	205,000	181,937
QVC
4.375% 3/15/23	360,000	361,857
5.45% 8/15/34	230,000	225,094
Sally Holdings 5.75% 6/1/22	175,000	184,187
Signet UK Finance 4.70% 6/15/24	430,000	415,697
Walgreens Boots Alliance 3.80% 11/18/24	220,000	224,828

		2,004,482

Textiles, Apparel & Luxury Goods–0.06%
#INVISTA Finance 144A 4.25% 10/15/19	215,000	216,075

		216,075

Transportation Infrastructure–0.15%
AP Moeller-Maersk
#144A 2.55% 9/22/19	115,000	115,450
#144A 3.75% 9/22/24	165,000	169,752
#DP World 144A 6.85% 7/2/37	200,000	226,556

		511,758

Wireless Telecommunication Services–0.65%
#Crown Castle Towers 144A 4.883% 8/15/20	900,000	991,868
#Millicom International Cellular 144A 6.625% 10/15/21	200,000	209,000
Sprint 7.125% 6/15/24	340,000	317,900
T-Mobile USA 6.125% 1/15/22	270,000	275,063
#Turk Telekomunikasyon AS 144A 3.75% 6/19/19	200,000	201,225

LVIP Delaware Foundation® Conservative Allocation Fund–27

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
#VimpelCom 144A 7.748% 2/2/21	200,000	$168,200

		2,163,256

Total Corporate Bonds (Cost $98,730,695)		101,598,117

MUNICIPAL BONDS–0.40%
Golden State, California Tobacco Securitization Asset-Back Senior Notes Series A-1
5.125% 6/1/47	95,000	71,705
5.75% 6/1/47	105,000	86,769
New Jersey State Transportation Trust Fund Series AA 5.00% 6/15/44	110,000	117,975
New York City, New York Series I 5.00% 8/1/22	75,000	90,089
New York State Thruway Authority Series A 5.00% 5/1/19	105,000	120,218
Oregon State Taxable Pension 5.892% 6/1/27	485,000	607,409
State of Maryland Local Facilities Series A 5.00% 8/1/21	105,000	127,031
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (NTE Mobility) 6.75% 6/30/43	80,000	97,590

Total Municipal Bonds (Cost $1,149,830)		1,318,786

NON-AGENCY ASSET-BACKED SECURITIES–1.26%
AEP Texas Central Transition Funding II Series 2006-A A 4 5.17% 1/1/18	125,000	133,767
•Ally Master Owner Trust Series 2013-2 A 0.611% 4/15/18	230,000	229,850
•American Express Credit Account Master Trust Series 2013-2 A 0.581% 5/17/21	125,000	125,278
#Applebee’s Series 2014-1 A2 144A 4.277% 9/5/44	240,000	240,786
#ARL Second Series 2014-1A A1 144A 2.92% 6/15/44	170,720	169,593
Avis Budget Rental Car Funding AESOP
#Series 2011-3A A 144A 3.41% 11/20/17	140,000	144,997
#Series 2013-1A A 144A 1.92% 9/20/19	190,000	188,019
#Series 2014-1A A 144A 2.46% 7/20/20	240,000	240,749
BA Credit Card Trust
•Series 2014-A2 A 0.431% 9/16/19	120,000	119,780
•Series 2014-A3 A 0.451% 1/15/20	155,000	154,972

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Chase Issuance Trust Series 2014-A8 A 0.411% 11/15/18	170,000	$170,015
fCiticorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	400,000	399,574
Discover Card Execution Note Trust Series 2012-A6 A6 1.67% 1/18/22	400,000	392,683
Ford Credit Auto Owner Trust Series 2014-C A3 1.06% 5/15/19	145,000	144,581
•GE Dealer Floorplan Master Note Trust Series 2014-2 A 0.615% 10/20/19	200,000	200,081
#•Golden Credit Card Trust Series
2014-2A A 144A
0.612% 3/15/21	100,000	99,748
#Great America Leasing Receivables Series 2013-1 B 144A 1.44% 5/15/18	100,000	100,586
#HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44	253,725	248,751
#•MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	8,329	8,317
Mid-State Trust Series 11 A1 4.864% 7/15/38	89,386	95,024
#MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22	195,000	192,879
Synchrony Credit Card Master Note Trust Series 2014-1 A 1.61% 11/15/20	180,000	179,343
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.561% 10/15/15	180,000	180,429

Total Non-Agency Asset-Backed Securities (Cost $4,114,514)		4,159,802

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.26%
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	13,285	13,709
Series 2005-6 7A1 5.50% 7/25/20	12,844	12,955
•ChaseFlex Trust Series 2006-1 A4 5.002% 6/25/36	255,000	221,942
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	129,233	129,482
#•GSMPS Mortgage Loan Trust 144A Series 1998-3 A 144A 7.75% 9/19/27	27,892	29,222

LVIP Delaware Foundation® Conservative Allocation Fund–28

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Mortgage Trust Series 2006-S1 1A1 6.00% 4/25/36		134,159	$135,457
•MASTR ARM Trust Series 2003-6 1A2 2.45% 12/25/33		25,124	24,987
#•Sequoia Mortgage Trust Series 2013-11 B1 144A 3.712% 9/25/43		97,221	94,659
¿Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34		70,402	71,860
¿Washington Mutual Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18		42,269	43,431
Wells Fargo Mortgage Backed Securities Trust Series 2006-2 3A1 5.75% 3/25/36		92,073	93,539

Total Non-Agency Collarterized Mortgage Obligations (Cost $775,220)			871,243

ΔREGIONAL BONDS–0.07%
Australia–0.02%
New South Wales Treasury 4.00% 5/20/26	AUD	49,900	43,618
Queensland Treasury #144A 4.75% 7/21/25	AUD	36,000	33,372
Canada–0.05%
Province of Ontario Canada 3.45% 6/2/45	CAD	37,000	32,940
Province of Quebec Canada 6.00% 10/1/29	CAD	118,000	136,732

Total Regional Bonds (Cost $249,516)			246,662

«SENIOR SECURED LOANS–5.03%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		504,263	504,265
Aramark Tranche E 3.25% 9/7/19		281,300	277,697
Azure Midstream Tranche B 6.50% 11/15/18		193,187	173,868
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19		553,679	544,778
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21		203,975	187,511
Calpine Construction Finance Tranche B 3.00% 5/3/20		451,309	434,572
Charter Communications Tranche B 1st Lien 4.25% 9/12/21		255,000	256,953

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Chrysler Group Tranche B 1st Lien 3.50% 5/24/17	39,288	$39,154
Clear Channel Communications Tranche B 3.81% 1/29/16	456,908	453,250
Community Health Systems Tranche D 4.25% 1/27/21	400,912	400,619
Community Health Systems Tranche E 3.49% 1/25/17	103,988	103,562
Drillships Financing Holdings Tranche B1 6.00% 3/31/21	202,438	159,800
Emdeon 1st Lien 3.75% 11/2/18	304,839	300,172
First Data Tranche B 1st Lien 4.16% 3/24/21	953,637	942,184
HCA Tranche B4 2.98% 5/1/18	790,000	784,754
HCA Tranche B5 1st Lien 2.91% 3/31/17	524,363	521,303
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20	676,667	670,039
Hunstman International Tranche B 1st Lien 3.75% 10/1/21	810,000	798,457
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	116,709	115,883
Immucor Tranche B2 5.00% 8/19/18	496,867	491,899
Infor US Tranche B5 1st Lien 3.75% 6/3/20	538,874	523,947
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	604,575	597,169
KIK Custom Products 1st Lien 5.50% 4/29/19	989,967	970,995
Landry’s Tranche B 4.00% 4/24/18	186,196	185,312
Level 3 Financing Tranche B 4.00% 1/15/20	300,000	298,125
Moxie Liberty Tranche B 7.50% 8/21/20	20,000	19,900
National Vision 4.00% 3/13/21	58,827	57,099
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20	198,503	194,864
Novelis Tranche B 3.75% 3/10/17	205,722	203,767
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	121,500	120,475
Patheon 4.25% 3/11/21	358,200	348,573
Republic of Angola (Unsecured) 6.57% 12/16/23	400,000	401,000
Scientific Games International 6.00% 10/18/20	311,850	308,186

LVIP Delaware Foundation® Conservative Allocation Fund–29

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Sensus USA 2nd Lien 8.50% 5/9/18		300,000	$287,250
Smart & Final Tranche B 1st Lien 4.75% 11/15/19		89,088	88,197
Sprouts Farmers 4.00% 4/23/20		210,063	209,932
Stena 1st Lien 4.00% 3/3/21		397,000	356,307
Univision Communications Tranche C4 4.00% 3/1/20		727,614	713,062
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19		205,820	202,861
Valeant Pharmaceuticals Tranche BE 3.50% 8/5/20		238,859	237,068
Wide Open West Finance 4.75% 4/1/19		1,247,775	1,242,322
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		896,761	889,623

Total Senior Secured Loans (Cost $16,834,983)			16,616,754

ΔSOVEREIGN BONDS–1.43%
Brazil–0.12%
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	170,000	57,845
10.00% 1/1/21	BRL	1,020,000	328,116

			385,961

Chile–0.07%
Chile Government International Bond 5.50% 8/5/20	CLP	135,000,000	234,365

			234,365

Colombia–0.13%
Colombia Government International Bond
4.375% 3/21/23	COP	377,000,000	139,088
5.625% 2/26/44		200,000	226,000
9.85% 6/28/27	COP	154,000,000	81,201

			446,289

Guatemala–0.07%
#Republic of Guatemala 144A 5.75% 6/6/22		200,000	217,450

			217,450

Hungary–0.06%
Hungary Government International Bond 5.375% 3/25/24		190,000	206,150

			206,150

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Iceland–0.07%
#Republic of Iceland 144A 5.875% 5/11/22		200,000	$224,482

			224,482

Indonesia–0.12%
Indonesia Government 7.875% 4/15/19	IDR	1,841,000,000	149,948
#Indonesia Government International Bond 144A 3.375% 4/15/23	IDR	254,000	241,300

			391,248

Mexico–0.08%
Mexican Bonos
6.50% 6/10/21	MXN	577,800	41,324
6.50% 6/9/22	MXN	2,017,000	143,678
10.00% 12/5/24	MXN	887,000	78,894

			263,896

Norway–0.02%
Kommunalbanken 5.00% 3/28/19	NZD	91,000	73,088

			73,088

Pakistan–0.06%
#Pakistan Government International Bond 144A 7.25% 4/15/19		200,000	203,900

			203,900

Peru–0.05%
#Peruvian Government International Bond 144A 5.70% 8/12/24	PEN	524,000	175,590

			175,590

Philippines–0.08%
Philippine Government International Bond 6.25% 1/14/36	PHP	10,000,000	252,093

			252,093

Poland–0.03%
Poland Government Bond
^2.242% 7/25/16	PLN	137,000	37,646
5.25% 10/25/17	PLN	151,000	46,511

			84,157

Portugal–0.00%
#Portugal Government International Bond 144A 5.125% 10/15/24		15,000	15,773

			15,773

LVIP Delaware Foundation® Conservative Allocation Fund–30

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Republic of Korea–0.06%
Korea Treasury Inflation-Linked Bond 1.125% 6/10/23	KRW	219,760,954	$194,046

			194,046

Senegal–0.06%
#Senegal Government International Bond 144A 6.25% 7/30/24		200,000	191,540

			191,540

Slovenia–0.07%
#Slovenia Government International Bond 144A 5.25% 2/18/24		200,000	220,750

			220,750

South Africa–0.12%
South Africa Government Bond
6.75% 3/31/21	ZAR	1,980,000	164,049
8.00% 1/31/30	ZAR	2,970,000	249,507

			413,556

Sweden–0.03%
Sweden Government Bond
1.50% 11/13/23	SEK	425,000	57,795
2.50% 5/12/25	SEK	340,000	50,351

			108,146

United Kingdom–0.06%
United Kingdom Gilt Inflation-Linked Bond 0.125% 3/22/24	GBP	114,807	196,947

			196,947

Zambia–0.07%
#Zambia Government International Bond 144A 8.50% 4/14/24		200,000	219,415

			219,415

Total Sovereign Bonds (Cost $4,963,355)			4,718,842

SUPRANATIONAL BANKS–0.18%
European Bank for Reconstruction & Development 6.00% 3/3/16	INR	9,400,000	148,505
Inter-American Development Bank 7.25% 7/17/17	IDR	1,720,000,000	138,315
International Bank for Reconstruction & Development •2.985% 9/24/18	AUD	216,000	176,520

		Principal Amount°	Value (U.S. $)

SUPRANATIONAL BANKS (continued)
International Bank for Reconstruction & Development (continued) 4.625% 10/6/21	NZD	170,000	$136,090

Total Supranational Banks (Cost $635,193)			599,430

U.S. TREASURY OBLIGATIONS–1.46%
U.S. Treasury Bonds
3.00% 11/15/44		115,000	120,894
¥3.125% 8/15/44		4,165,000	4,484,860
U.S. Treasury Notes
1.50% 11/30/19		35,000	34,781
2.25% 11/15/24		120,000	120,825
2.375% 8/15/24		70,000	71,302

Total U.S. Treasury Obligations (Cost $4,448,461)			4,832,662

		Number of Shares

MONEY MARKET FUND–0.08%
Dreyfus Treasury & Agency Cash Management - Institutional Shares		257,354	257,354

Total Money Market Fund (Cost $257,354)			257,354

		Principal Amount°

SHORT-TERM INVESTMENTS–8.19%
≠Certificates of Deposit–1.51%
Bank of Montreal Chicago 0.18% 2/9/15		5,000,000	5,000,111

			5,000,111

≠Discounted Commercial Paper–6.68%
Abbey National North America 0.10% 1/2/15		3,945,000	3,944,995
BNP Paribas Canada 0.13% 1/5/15		5,000,000	4,999,917
HSBC USA
0.20% 1/12/15		5,000,000	4,999,839
0.24% 4/20/15		1,000,000	999,317
JPMorgan Securities 0.23% 4/9/15		3,000,000	2,998,325
Standard Chartered Bank 0.21% 2/17/15		4,120,000	4,119,187

			22,061,580

Total Short-Term Investments (Cost $27,060,882)			27,061,691

LVIP Delaware Foundation® Conservative Allocation Fund–31

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–106.49% (Cost $306,781,609)	$351,750,880
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(6.49%)	(21,450,059)

NET ASSETS APPLICABLE TO 22,174,369 SHARES OUTSTANDING–100.00%	$330,300,821

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND STANDARD CLASS ($283,262,509 / 19,016,454 Shares)	$14.896

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND SERVICE CLASS ($47,038,312 / 3,157,915 Shares)	$14.895

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$275,442,424
Undistributed net investment income	253,822
Accumulated net realized gain on investments	9,537,057
Net unrealized appreciation of investments and derivatives	45,067,518

Total net assets	$330,300,821

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $43,180,594, which represents 13.07% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin.

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

«	Includes $222,747 foreign currencies held as collateral, $270,241 cash due to broker, $38,685,722 payable for securities purchased and $222,040 payable for fund shares redeemed.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $2,610,872, which represents 0.79% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $102,653, which represents 0.03% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2014.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2014.

LVIP Delaware Foundation® Conservative Allocation Fund–32

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(203,494)	USD	176,751	1/9/15	$10,710
BAML	CAD	(241,436)	USD	212,329	1/9/15	4,585
BAML	EUR	(16,106)	USD	20,000	1/9/15	509
BAML	NZD	(383,117)	USD	302,096	1/9/15	3,525
BAML	PHP	(11,250,975)	USD	251,250	1/9/15	146
BNP	AUD	(103,950)	USD	90,254	1/9/15	5,436
BNP	NOK	(294,356)	USD	41,000	1/9/15	1,563
BNYM	CAD	(58,608)	USD	50,403	1/2/15	(35)
BNYM	CAD	(62,993)	USD	54,170	1/5/15	(37)
BNYM	GBP	10,826	USD	(16,857)	1/2/15	14
DB	MXN	(7,640,638)	USD	536,718	1/9/15	19,144
DB	NZD	(252,159)	USD	196,345	1/9/15	(167)
HSBC	GBP	(126,075)	USD	197,117	1/9/15	656
JPMC	KRW	(115,035,100)	USD	104,466	1/9/15	(661)
JPMC	SEK	(455,072)	USD	61,327	1/9/15	2,950
TD	BRL	(375,684)	USD	142,927	1/9/15	1,915
TD	JPY	(6,235,213)	USD	53,631	1/9/15	1,567
TD	ZAR	(4,978,193)	USD	427,057	1/9/15	(2,776)
UBS	COP	(389,475,600)	USD	168,240	1/9/15	5,177

						$54,221

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(9)	E-mini MSCI EAFE Index	$(783,693)	$(791,055)	3/24/15	$(7,362)
(16)	E-mini MSCI Emerging Markets Index	(736,432)	(766,160)	3/24/15	(29,728)
(8)	E-mini S&P 500 Index	(807,756)	(820,960)	3/24/15	(13,204)
54	U.S. Treasury Long Bond	7,688,406	7,806,375	3/24/15	117,969
(69)	U.S. Treasury 5 yr Notes	(8,209,176)	(8,206,149)	4/1/15	3,027
19	U.S. Treasury 10 yr Notes	2,410,979	2,409,141	3/24/15	(1,838)

		$(437,672)			$68,864

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BNP–BNP Paribas

BNYM–Bank of New York Mellon

BRL–Brazilian Real

CAD–Canadian Dollar

CLP–Chilean Peso

COP–Colombian Peso

DB–Deutsche Bank

LVIP Delaware Foundation® Conservative Allocation Fund–33

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

EUR–Euro

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HSBC–Hong Kong Shanghai Bank

IDR–Indonesian Rupiah

INR–Indian Rupee

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

MASTR–Mortgage Asset Securitization Transactions, Inc.

MXN–Mexican Peso

NOK–Norwegian Krone

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

PEN–Peruvian Nuevo Sol

PHP–Philippine Peso

PIK–Pay-in-kind

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

TD–Toronto Dominion Bank

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–34

LVIP Delaware Foundation® Conservative

Allocation Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Interest	$8,154,043
Dividends	3,250,776
Foreign tax withheld	(100,075)

11,304,744

EXPENSES:
Management fees	2,564,030
Reports and statements to shareholders	118,987
Distribution fees-Service Class	118,090
Pricing fees	85,823
Accounting and administration expenses	82,306
Professional fees	62,599
Custodian fees	36,778
Trustees’ fees and expenses	7,432
Consulting fees	1,976
Other	4,392

3,082,413
Less management fees waived	(341,871)
Less expenses reimbursed	(126,796)

Total operating expenses	2,613,746

NET INVESTMENT INCOME	8,690,998

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	15,980,194
Foreign currencies	(133,250)
Foreign currency exchange contracts	(114,936)
Futures contracts	(116,655)
Swap contracts	(50,231)

Net realized gain	15,565,122

Net change in unrealized appreciation (depreciation) of:
Investments*	(7,469,862)
Foreign currencies	(31,411)
Foreign currency exchange contracts	53,311
Futures contracts	(448,526)
Swap contracts	(2,217)

Net change in unrealized appreciation (depreciation)	(7,898,705)

NET REALIZED AND UNREALIZED GAIN	7,666,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,357,415

*Includes $206 capital gain taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative

Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,690,998	$8,661,292
Net realized gain	15,565,122	11,914,880
Net change in unrealized appreciation (depreciation)	(7,898,705)	10,441,908

Net increase in net assets resulting from operations	16,357,415	31,018,080

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(7,570,062)	(6,336,117)
Service Class	(1,137,521)	(890,996)
Net realized gain:
Standard Class	(12,663,717)	(5,073,636)
Service Class	(2,056,736)	(788,989)

	(23,428,036)	(13,089,738)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,878,820	16,485,751
Service Class	2,330,138	2,757,499
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	20,233,779	11,409,753
Service Class	3,194,257	1,679,985

	33,636,994	32,332,988

Cost of shares redeemed:
Standard Class	(38,428,360)	(48,079,886)
Service Class	(4,992,357)	(6,384,619)

	(43,420,717)	(54,464,505)

Decrease in net assets derived from capital share transactions	(9,783,723)	(22,131,517)

NET DECREASE IN NET ASSETS .	(16,854,344)	(4,203,175)
NET ASSETS:
Beginning of year	347,155,165	351,358,340

End of year	$330,300,821	$347,155,165

Undistributed (Distributions in excess of) net investment income	$253,822	$(465,156)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–35

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$15.257	$14.502	$13.436	$14.066	$12.957

Income (loss) from investment operations:
Net investment income[1]	0.402	0.378	0.404	0.433	0.476
Net realized and unrealized gain (loss)	0.342	0.963	1.020	(0.132)	0.867

Total from investment operations	0.744	1.341	1.424	0.301	1.343

Less dividends and distributions from:
Net investment income	(0.411)	(0.329)	(0.358)	(0.931)	(0.234)
Net realized gain	(0.694)	(0.257)	—	—	—

Total dividends and distributions	(1.105)	(0.586)	(0.358)	(0.931)	(0.234)

Net asset value, end of period	$14.896	$15.257	$14.502	$13.436	$14.066

Total return[2]	4.88%	9.34%	10.63%	2.23%	10.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$283,263	$299,595	$304,270	$318,061	$342,989
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.87%	0.88%	0.88%	0.88%	0.92%
Ratio of net investment income to average net assets	2.58%	2.51%	2.85%	3.04%	3.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.44%	2.36%	2.70%	2.89%	3.37%
Portfolio turnover	142%	159%	142%	146%	171%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–36

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period.	$15.257	$14.503	$13.438	$14.067	$12.972

Income (loss) from investment operations:
Net investment income[1]	0.362	0.340	0.369	0.397	0.442
Net realized and unrealized gain (loss)	0.342	0.962	1.018	(0.131)	0.866

Total from investment operations	0.704	1.302	1.387	0.266	1.308

Less dividends and distributions from:
Net investment income	(0.372)	(0.291)	(0.322)	(0.895)	(0.213)
Net realized gain	(0.694)	(0.257)	—	—	—

Total dividends and distributions	(1.066)	(0.548)	(0.322)	(0.895)	(0.213)

Net asset value, end of period	$14.895	$15.257	$14.503	$13.438	$14.067

Total return[2]	4.61%	9.07%	10.36%	1.98%	10.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,038	$47,560	$47,088	$44,849	$49,303
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived / reimbursed	1.12%	1.13%	1.13%	1.13%	1.17%
Ratio of net investment income to average net assets	2.33%	2.26%	2.60%	2.79%	3.31%
Ratio of net investment income to average net assets prior to expenses waived /reimbursed	2.19%	2.11%	2.45%	2.64%	3.12%
Portfolio turnover	142%	159%	142%	146%	171%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–37

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Foundation® Conservative Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period

LVIP Delaware Foundation® Conservative Allocation Fund–38

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class (and 0.98% for the Service Class). This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Delaware Investments Fund Advisors (DIFA) (Sub-Adviser), a series of Delaware Management Business Trust, and Jackson Square Partners, LLP (JSP) (Sub-Adviser), are responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisers a fee based on the Fund’s average daily net assets.

LVIP Delaware Foundation® Conservative Allocation Fund–39

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$13,974
Legal fees	3,852

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$10,067
Management fees payable to LIAC	182,465
Distribution fees payable to LFD	9,958

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$395,289,282
Purchases of U.S. government securities	82,331,286
Sales other than U.S. government securities	421,173,861
Sales of U.S. government securities	79,913,164

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$309,466,888

Aggregate unrealized appreciation	$53,916,300
Aggregate unrealized depreciation	(11,632,308)

Net unrealized appreciation	$42,283,992

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may

LVIP Delaware Foundation® Conservative Allocation Fund–40

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$2,296,281	$—	$—	$2,296,281
Air Freight & Logistics	345,552	—	—	345,552
Auto Components	955,511	—	—	955,511
Automobiles	146,475	—	—	146,475
Banks	2,894,158	—	—	2,894,158
Beverages	341,776	—	—	341,776
Biotechnology	2,600,988	—	—	2,600,988
Building Products	202,406	—	—	202,406
Capital Markets	1,667,107	—	—	1,667,107
Chemicals	1,470,452	—	—	1,470,452
Commercial Services & Supplies	1,231,301	—	—	1,231,301
Communications Equipment	2,383,352	—	—	2,383,352
Construction & Engineering	218,202	—	—	218,202
Consumer Finance	169,227	—	—	169,227
Containers & Packaging	148,707	—	—	148,707
Diversified Financial Services	771,243	—	—	771,243
Diversified Telecommunication Services	1,760,870	—	—	1,760,870
Electric Utilities.	1,035,245	—	—	1,035,245
Electrical Equipment	105,338	—	—	105,338
Electronic Equipment, Instruments & Components	377,559	—	—	377,559
Energy Equipment & Services	965,918	—	—	965,918
Food & Staples Retailing	2,402,550	—	—	2,402,550
Food Products	2,314,223	—	—	2,314,223
Gas Utilities	38,305	—	—	38,305
Health Care Equipment & Supplies	1,416,478	—	—	1,416,478
Health Care Providers & Services	2,198,535	—	—	2,198,535
Hotels, Restaurants & Leisure	857,875	—	—	857,875
Household Products	469,281	—	—	469,281
Industrial Conglomerates	277,970	—	—	277,970
Insurance	2,484,160	—	—	2,484,160
Internet & Catalog Retail	1,901,533	—	—	1,901,533
Internet Software & Services	4,048,569	—	—	4,048,569
IT Services.	3,603,692	—	—	3,603,692
Life Sciences Tools & Services	206,729	—	—	206,729
Machinery	785,121	—	—	785,121
Media	1,055,231	—	—	1,055,231
Metals & Mining	156,538	—	—	156,538
Multiline Retail	321,108	—	—	321,108
Multi-Utilities	330,350	—	—	330,350
Oil, Gas & Consumable Fuels	5,549,078	—	—	5,549,078
Paper & Forest Products	326,563	—	—	326,563
Pharmaceuticals	5,093,651	—	—	5,093,651
Professional Services	353,342	—	—	353,342
Real Estate Investment Trusts	7,156,999	—	—	7,156,999
Road & Rail	455,325	—	—	455,325
Semiconductors & Semiconductor Equipment	2,214,870	—	—	2,214,870
Software	3,697,975	—	—	3,697,975

LVIP Delaware Foundation® Conservative Allocation Fund–41

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Specialty Retail	$2,342,572	$—	$—	$2,342,572
Technology Hardware, Storage & Peripherals	684,867	—	—	684,867
Textiles, Apparel & Luxury Goods	970,355	—	—	970,355
Trading Companies & Distributors	118,078	—	—	118,078
Developed Markets
Aerospace & Defense	—	358,735	—	358,735
Air Freight & Logistics	—	656,542	—	656,542
Airlines	296,118	—	—	296,118
Auto Components	—	453,453	—	453,453
Automobiles	—	997,782	—	997,782
Banks	—	3,094,791	—	3,094,791
Beverages	—	805,413	—	805,413
Construction & Engineering	—	551,103	—	551,103
Construction Materials	—	412,145	—	412,145
Containers & Packaging	—	448,812	—	448,812
Diversified Telecommunication Services	—	579,376	—	579,376
Energy Equipment & Services	—	276,374	—	276,374
Food Products	—	676,122	—	676,122
Household Durables	—	389,817	—	389,817
Industrial Conglomerates	—	567,459	—	567,459
Insurance	—	764,591	—	764,591
IT Services	1,017,685	829,910	—	1,847,595
Life Sciences Tools & Services	112,688	—	—	112,688
Media	—	396,443	—	396,443
Metals & Mining	309,413	428,786	—	738,199
Multi-Utilities	—	280,543	—	280,543
Oil, Gas & Consumable Fuels	381,084	364,926	—	746,010
Pharmaceuticals	2,133,806	2,020,782	—	4,154,588
Road & Rail	—	517,615	—	517,615
Software	—	230,950	—	230,950
Specialty Retail	—	645,118	—	645,118
Textiles, Apparel & Luxury Goods	—	900,067	—	900,067
Trading Companies & Distributors	—	799,047	—	799,047
Wireless Telecommunication Services	—	466,177	—	466,177
Emerging Markets
Airlines	147,275	—	—	147,275
Automobiles	—	248,992	—	248,992
Banks	764,045	1,036,811	—	1,800,856
Beverages	262,056	492,842	—	754,898
Building Products	—	289,017	—	289,017
Chemicals	199,100	—	—	199,100
Construction & Engineering	64,452	—	—	64,452
Construction Materials	323,405	329,901	—	653,306
Diversified Financial Services	—	142,632	—	142,632
Diversified Telecommunication Services	245,484	—	—	245,484
Electronic Equipment, Instruments & Components	169,680	237,581	—	407,261
Food & Staples Retailing	230,046	—	—	230,046
Food Products	416,305	366,045	—	782,350
Hotels, Restaurants & Leisure	64,920	—	—	64,920
Household Durables	—	103,036	—	103,036
Insurance	—	188,036	—	188,036
Internet Software & Services	1,693,361	—	—	1,693,361
IT Services	90,697	—	—	90,697
Media	432,494	—	—	432,494
Metals & Mining	187,044	131,260	—	318,304

LVIP Delaware Foundation® Conservative Allocation Fund–42

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Multiline Retail	$—	$111,995	$—	$111,995
Oil, Gas & Consumable Fuels	1,021,807	1,128,996	—	2,150,803
Paper & Forest Products	223,253	92,312	—	315,565
Personal Products	140,342	—	—	140,342
Real Estate Management & Development	—	104,136	—	104,136
Road & Rail	29,364	—	—	29,364
Semiconductors & Semiconductor Equipment	176,802	640,799	—	817,601
Technology Hardware, Storage & Peripherals	—	929,124	—	929,124
Transportation Infrastructure	37,604	—	—	37,604
Wireless Telecommunication Services	1,563,022	700,093	—	2,263,115
Convertible Preferred Stock	680,774	346,574	—	1,027,348
Exchange-Traded Funds	17,170,556	—	—	17,170,556
Preferred Stock	848,082	—	—	848,082
Agency Asset-Backed Security	—	—	—	—
Agency Collateralized Mortgage Obligations	—	2,338,858	—	2,338,858
Agency Mortgage-Backed Securities	—	39,114,442	—	39,114,442
Agency Obligation	—	228,356	—	228,356
Commercial Mortgage-Backed Securities	—	10,916,911	—	10,916,911
Convertible Bonds	—	2,985,554	—	2,985,554
Corporate Bonds	—	101,598,117	—	101,598,117
Municipal Bonds	—	1,318,786	—	1,318,786
Non-Agency Asset-Backed Securities	—	4,060,054	99,748	4,159,802
Non-Agency Collateralized Mortgage Obligations	—	871,243	—	871,243
Regional Bonds	—	246,662	—	246,662
Senior Secured Loans	—	16,215,754	401,000	16,616,754
Sovereign Bonds	—	4,718,842	—	4,718,842
Supranational Banks	—	599,430	—	599,430
U.S. Treasury Obligations	—	4,832,662	—	4,832,662
Money Market Fund	257,354	—	—	257,354
Short-Term Investment	—	27,061,691	—	27,061,691

Total	$107,609,709	$243,640,423	$500,748	$351,750,880

Foreign Currency Exchange Contracts	$—	$54,221	$—	$54,221

Futures Contracts	$68,864	$—	$—	$68,864

As a result of utilizing international fair value pricing at December 31, 2014, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$11,021,082	$7,176,835
Long-term capital gains	12,406,954	5,912,903

Total	$23,428,036	$13,089,738

LVIP Delaware Foundation® Conservative Allocation Fund–43

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$275,442,424
Undistributed ordinary income	603,620
Undistributed long-term capital gains	12,199,160
Unrealized appreciation	42,264,477
Other temporary differences	(208,860)

Net assets	$330,300,821

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, contingent payment debt instruments, tax deferral of losses on straddles, mark-to-market of futures contracts and foreign currency contracts, tax treatment of market discount and premium on debt instruments, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, CDS contracts, redesignations of dividends and distributions, and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications.

Undistributed Net Investment Income	Accumulated Net Realized Gain
$735,563	$(735,563)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	506,490	1,097,042
Service Class	150,665	183,142
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,336,358	756,814
Service Class	211,095	111,584

	2,204,608	2,148,582

Shares redeemed:
Standard Class	(2,462,391)	(3,198,727)
Service Class	(321,142)	(424,118)

	(2,783,533)	(3,622,845)

Net decrease	(578,925)	(1,474,263)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s

LVIP Delaware Foundation® Conservative Allocation Fund–44

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2014, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

The Fund did not enter into any written option transactions during the year.

Swap Contracts–The Fund enters into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps-A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparty for CDS basket trades as determined by an applicable central counterparty. At December 31, 2014, the Fund had no CDS contracts outstanding.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by trading these instruments through a central counterparty.

LVIP Delaware Foundation® Conservative Allocation Fund–45

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Swaps Generally-The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

No swap contracts were outstanding at December 31, 2014.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives

	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$57,897	Liabilities net of receivables and other assets	$(3,676)
Equity contracts
(Futures contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(50,294)
Interest rate contracts
(Futures contracts)	Liabilities net of receivables and other assets	120,996	Liabilities net of receivables and other assets	(1,838)

Total		$178,893		$(55,808)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(114,936)	$53,311
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(278,629)	(50,294)
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	161,974	(398,232)
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(50,231)	(2,217)

Total		$(281,822)	$(397,432)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume		Liability Derivative Volume
Forward foreign currency contracts (average cost)	USD	1,316,222	USD	2,751,145
Futures contracts (average notional value)		7,053,862		17,312,559
CDS contracts (average notional value)*	EUR	20,870		—
	USD	537,505		—
Options contracts (average notional value)		184		—

*Asset represents buying protection and liability represents selling protection.

At December 31, 2014, the Fund posted U.S. Treasury Obligations with a value $285,289, foreign currencies with a value of $222,747, and $270,241 due to broker, as collateral for futures contracts.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions

LVIP Delaware Foundation® Conservative Allocation Fund–46

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2014, the Fund has the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Foreign currency exchange contracts	$ 57,897	$ (3,618)	$ 54,279
Futures contracts[1]	68,864	—	68,864

Total	$ 126,761	$ (3,618)	$ 123,143

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[2]
Bank of America Merrill Lynch	$19,475	$—	$—	19,475
Banque Paribas	6,999	—	—	6,999
Deutsche Bank	18,977	—	—	18,977
Hong King Shanghai Bank	656	—	—	656
JPMorgan Chase Bank	71,153	—	—	71,153
Toronto Dominion Bank	706	—	—	706
Union Bank of Switzerland	5,177	—	—	5,177

Total	$123,143	$—	$—	$123,143

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Foreign currency exchange contracts	$(3,676)	$3,618	$(58)

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[3]
Bank of New York Mellon	$(58)	$—	$—	$(58)

1Net amount as disclosed in the Statement of Net Assets.

2Net amount represents the net amount receivable from the counterparty in the event of default. 3Net amount represents the net amount payable due to the counterparty in the event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP Delaware Foundation® Conservative Allocation Fund–47

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and/or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–48

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board ® of Trustees

LVIP Delaware Foundation Conservative Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Conservative Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Conservative Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Conservative Allocation Fund–49

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
52.96%	47.04%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median of the Morningstar peer group and were lower than the median of the peer group giving effect to the advisory

LVIP Delaware Foundation® Conservative Allocation Fund–50

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Delaware Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

The Board considered that Jackson Square Partners, a newly formed affiliate of Delaware, was proposed as an additional sub-adviser for the Focus Growth sleeve of the Fund.

Performance. The Board reviewed the LVIP Delaware Foundation® Conservative Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Conservative composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period, below the median return of the Morningstar performance peer group and above the benchmark index for the three year period and the same as the median return of the Morningstar performance peer group and above the benchmark index for the five year period. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser and considered Delaware’s statement that it does not charge a lower fee to other funds or similar clients receiving comparable services. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

Approval of Jackson Square Partners Subadvisory Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided by Jackson Square Partners (“JSP”) subadvisory agreement (the “JSP Agreement”) to manage the U.S. Equity Mid and Large Cap Growth sleeve of the Fund. The Board considered that Delaware had been the Fund’s sub-adviser since 2009 and that JSP is a joint venture of an affiliate of Delaware and the former Delaware U.S. Equity Mid and Large Cap Growth team. The Board considered that JSP is a newly formed firm and that Delaware would provide certain operational services to JSP for two years. The Board considered that JSP indicated that the same investment team and investment philosophy that had been utilized when the team was with Delaware would be used at JSP. The Board reviewed the services to be provided by JSP and the background of the investment professionals servicing the Fund. The Board also considered that Delaware would determine the assets to be allocated to JSP and oversee JSP’s services. The Board also reviewed information provided regarding the structure of JSP’s portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance matters. The Board noted that the proposed

LVIP Delaware Foundation® Conservative Allocation Fund–51

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (continued)

Approval of Jackson Square Partners Subadvisory Agreement (continued)

JSP Agreement contained similar terms as Delaware Sub-Advisory Agreement. The Board concluded that the services to be provided by JSP were expected to be satisfactory.

Performance. The Board also reviewed the total return of the U.S. Equity Mid and Large Cap Growth sleeve of the Fund compared to the Russell 1000 Growth Index provided by JSP for the one-, three-, five-year and since inception (June, 2009) periods ended August 31, 2014 noting that the U.S. Equity Mid and Large Cap Growth sleeve of the Fund outperformed the benchmark index for the five-year and since inception periods, was within range of the benchmark for the three-year period and underperformed the benchmark index for the one-year period. The Board concluded that the performance was satisfactory.

Subadvisory Fees and Economies of Scale. The Board considered the sub-advisory fee rate compared to contractual fees provided by JSP for other large cap growth sub-advised mutual funds and noted that the sub-advisory fee for the Fund is the same rate paid to Delaware pursuant to the Delaware Sub-Advisory Agreement. The Board considered that the Adviser would compensate JSP from LIAC’s fee and concluded that the proposed sub-advisory fee was reasonable.

Profitability and Fallout Benefits. The Board considered information provided by JSP regarding JSP’s pro forma profitability analysis in providing subadvisory services to the Fund and concluded that JSP’s estimated profitability was not unreasonable. The Board noted that JSP may obtain investment related research and products with soft dollars that may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of JSP.

Conclusion. Based on all the information considered and conclusions reached, the Board determined that the terms of the JSP Agreement are fair and reasonable, and that approval of the JSP Agreement is in the best interests of the Fund.

LVIP Delaware Foundation® Conservative Allocation Fund–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Foundation® Conservative Allocation Fund–55

LVIP Delaware Foundation® Moderate Allocation Fund

        a series of Lincoln Variable

        Insurance Products Trust

    Annual Report

    December 31, 2014

LVIP Delaware Foundation® Moderate Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Moderate Allocation Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 4.63% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Moderate Composite1 returned 4.55% and its broad-based index, the S&P 500® Index2, returned 13.69%.

There was a substantial divergence of performance across global financial markets during 2014. In terms of benchmark returns, U.S. large-cap equities (as measured by the Russell 1000® Growth Index3 and the Russell 1000® Value Index4) delivered very strong returns, while U.S. small-cap equities (as measured by the Russell 2000® Index5) delivered returns which were lower but still positive. By contrast, developed-market equities (as measured by the MSCI EAFE® Growth Index6 and the MSCI EAFE® Value Index7) generated returns which were negative, as did emerging-market equities (as measured by the MSCI Emerging Markets NR Index8). In the bond markets, U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Bond Index9) delivered strong performance, whereas global fixed income (as measured by the Barclays Global Aggregate Bond Index10) generated returns which were modestly positive.

Macroeconomic news flow about the U.S. economy during 2014 was generally positive, as it continued to recover slowly from the financial crisis of 2008-09. Unemployment in the U.S. declined slowly, while consumer price inflation remained quiescent. The Federal Reserve ended its program of quantitative easing in October, and indicated in December that it is open to the possibility of raising short-term interest rates in 2015 if the economic recovery continues. The value of the trade-weighted dollar rose during 2014, which may indicate that investors feel reasonably confident about the political and economic outlook for the U.S. In the rest of the world, elections in Brazil and Japan reduced uncertainty about the near-term policy environment in those countries, but investors still seem concerned about the medium-term outlook for many parts of Europe.

The tactical positioning of the Fund during the year was well suited to the prevailing market environment, as it was overweight in U.S. equities, and underweight in developed-market equities. These tactical weightings were helpful to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. Moreover, security selection was strong in several sleeves, notably U.S. large-cap growth, U.S. large-cap value, U.S. small-cap, and fixed-income securities. The positive impact of security selection in those sleeves was partly undercut by negative selection in developed-market and emerging-market equities.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Michael J. Hogan, CFA

Paul Grillo, CFA

Sharon Hill, Ph.D.

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments Fund Advisers

Managed by Jackson Square Partners, LLC

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, strong relative performance in the healthcare and consumer discretionary sectors was partially offset by weak relative performance in the financial services and technology sectors.

The strategy’s top contributor to performance during the period was Allergan. It was announced that Activis, a generic and specialty drug manufacturer, would acquire Allergan at a premium to previous offers by Valeant Pharmaceuticals International. While we continue to believe Allergan operates at a high level, driven by the core ophthalmology franchise as well as for the broader use of Botox in both cosmetic and in other medical indications, we are currently assessing the investment merits of a combined Activis/Allergan entity.

The strategy’s largest detractor from performance during the period was Apple due to the lack of significant exposure to this strong-performing company. After owning Apple in the portfolio for many years, we sold the final portion of our position early in the period due to growing concerns related to its future growth trajectory, margin compression, and product innovation, among others. We believe that the sustainability of Apple’s franchise should be stronger for a longer period of time, and that the company deserves a higher valuation than the typical technology hardware company. However, as the risk-reward profile of this company had changed, we no longer felt the stock was as attractive relative to the other holdings in the portfolio and therefore decided to exit the position.

Despite positive absolute returns in the equity market during the past few years, we believe the relatively tepid market sentiment demonstrates that there are more than just fundamental factors affecting stock prices. A lack of significant bull market sentiment suggests to us that many investors appear to be struggling with accurately predicting the pace of global economic recovery and are assessing factors that threaten economic fundamentals (for example, central bank actions and fiscal policy debates across the globe). While some fundamentals in various geographies may be trending in a positive direction (from a very low base during the global financial crisis in 2008-2009), we don’t believe we are entering into a typical post-recessionary global boom cycle. Rather, we believe the lingering effects of the recent credit crisis could lead to moderate growth, at best, for the intermediate term. In such a tenuous environment, we believe the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

LVIP Delaware Foundation® Moderate Allocation Fund–1

LVIP Delaware Foundation® Moderate Allocation Fund

2014 Annual Report Commentary (continued)

Regardless of the economic out come, were main consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Jeffrey S. Van Harte, CFA

Christopher M. Ericksen, CFA

Christopher J. Bonavico, CFA

Daniel J. Prislin, CFA

Jackson Square Partners, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 invested in LVIP Delaware Foundation® Moderate Allocation Fund Standard Class shares on12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,794. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to$20,947.Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns	Ended
on investment	12/31/14

Standard Class Shares
One Year	+	4.63%
Five Years	+	8.17%
Ten Years	+	5.32%

Service Class Shares
One Year	+	4.38%
Five Years	+	7.90%
Ten Years	+	5.23%
1.

The Moderate Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.
3.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

5.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

6.

The MSCI EAFE® Growth Index is a subset of the MSCI EAFE® NR Index, which measures equity market performance across developed market countries in Europe, Australasia, and the Far East. The MSCI EAFE® Growth Index consists of those securities classified by MSCI as most representing the growth style.

7.

The MSCI EAFE® Value Index is a subset of the MSCI EAFE® NR Index, which measures equity market performance across developed market countries in Europe, Australasia, and the Far East. The MSCI EAFE Value Index consists of those securities classified by MSCI as most representing the value style.

8.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets NR Index consists of 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

9.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of publicly issued investment grade (Baa3/BBB-or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

10.	The Barclays Global Aggregate Capital Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Foundation® Moderate Allocation Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Foundation® Moderate Allocation Fund , the repayment of capital from the LVIP Delaware Foundation® Moderate Allocation Fund , or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2015 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Moderate Allocation Fund–2

LVIP Delaware Foundation® Moderate Allocation Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners, are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$993.60	0.73%	$3.67
Service Class Shares	1,000.00	992.40	0.98%	4.92

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Moderate Allocation Fund–3

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2014

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	52.08%
U.S. Markets	34.58%
Aerospace & Defense	1.08%
Air Freight & Logistics	0.15%
Auto Components	0.43%
Automobiles	0.07%
Banks	1.32%
Beverages	0.16%
Biotechnology	1.19%
Building Products	0.09%
Capital Markets	0.75%
Chemicals	0.67%
Commercial Services & Supplies	0.56%
Communications Equipment	1.09%
Construction & Engineering	0.10%
Consumer Finance	0.07%
Containers & Packaging	0.07%
Diversified Financial Services	0.36%
Diversified Telecommunication Services	0.80%
Electric Utilities	0.46%
Electrical Equipment	0.05%
Electronic Equipment, Instruments & Components	0.17%
Energy Equipment & Services	0.42%
Food & Staples Retailing	1.10%
Food Products	1.08%
Gas Utilities	0.02%
Health Care Equipment & Supplies	0.64%
Health Care Providers & Services	0.99%
Hotels, Restaurants & Leisure	0.39%
Household Products	0.21%
Industrial Conglomerates	0.13%
Insurance	1.14%
Internet & Catalog Retail	0.87%
Internet Software & Services	1.85%
IT Services	1.64%
Life Sciences Tools & Services	0.10%
Machinery	0.36%
Media	0.48%
Metals & Mining	0.07%
Multiline Retail	0.15%
Multi-Utilities	0.14%
Oil, Gas & Consumable Fuels	2.53%
Paper & Forest Products	0.15%
Pharmaceuticals	2.32%
Professional Services	0.16%
Real Estate Investment Trusts	3.23%
Road & Rail	0.20%
Semiconductors & Semiconductor Equipment	0.99%
Software	1.70%

Security Type/Sector	Percentage of Net Assets
Specialty Retail	1.08%
Technology Hardware, Storage & Peripherals	0.31%
Textiles, Apparel & Luxury Goods	0.44%
Trading Companies & Distributors	0.05%
Developed Markets	10.43%
Aerospace & Defense	0.16%
Air Freight & Logistics	0.30%
Airlines	0.13%
Auto Components	0.20%
Automobiles	0.46%
Banks	1.39%
Beverages	0.37%
Construction & Engineering	0.24%
Construction Materials	0.18%
Containers & Packaging	0.20%
Diversified Telecommunication Services	0.26%
Energy Equipment & Services	0.13%
Food Products	0.30%
Household Durables	0.18%
Industrial Conglomerates	0.25%
Insurance	0.34%
IT Services	0.84%
Life Sciences Tools & Services	0.05%
Media	0.18%
Metals & Mining	0.33%
Multi-Utilities	0.13%
Oil, Gas & Consumable Fuels	0.33%
Pharmaceuticals	1.89%
Road & Rail	0.23%
Software	0.11%
Specialty Retail	0.29%
Textiles, Apparel & Luxury Goods	0.41%
Trading Companies & Distributors	0.34%
Wireless Telecommunication Services	0.21%
Emerging Markets	7.07%
Airlines	0.07%
Automobiles	0.09%
Banks	0.87%
Beverages	0.33%
Building Products	0.13%
Chemicals	0.10%
Construction & Engineering	0.03%
Construction Materials	0.25%
Diversified Financial Services	0.06%
Diversified Telecommunication Services	0.09%
Electronic Equipment, Instruments & Components	0.17%
Food & Staples Retailing	0.11%
Food Products	0.39%
Hotels, Restaurants & Leisure	0.04%

LVIP Delaware Foundation® Moderate Allocation Fund–4

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Security Type/Sector	Percentage of Net Assets
Household Durables	0.04%
Insurance	0.08%
Internet Software & Services	0.84%
IT Services	0.04%
Media	0.18%
Metals & Mining	0.10%
Multiline Retail	0.10%
Oil, Gas & Consumable Fuels	0.86%
Paper & Forest Products	0.13%
Personal Products	0.08%
Real Estate Management & Development	0.05%
Road & Rail	0.02%
Semiconductors & Semiconductor Equipment	0.29%
Technology Hardware, Storage & Peripherals	0.43%
Wireless Telecommunication Services	1.10%
Convertible Preferred Stock	0.20%
Exchange-Traded Funds	7.84%
Preferred Stock	0.34%
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	0.39%
Agency Mortgage-Backed Securities	7.74%
Agency Obligation	0.05%
Commercial Mortgage-Backed Securities	1.96%
Convertible Bonds	0.58%
Corporate Bonds	19.07%
Aerospace & Defense	0.07%
Air Freight & Logistics	0.04%
Airlines	0.07%
Auto Components	0.31%
Automobiles	0.27%
Beverages	0.16%
Biotechnology	0.24%
Building Products	0.08%
Capital Markets	0.37%
Chemicals	0.52%
Commercial Banks	1.34%
Commercial Services & Supplies	0.52%
Computers & Peripherals	0.14%
Consumer Finance	0.08%
Containers & Packaging	0.12%
Diversified Consumer Services	0.12%
Diversified Financial Services	0.99%
Diversified Telecommunication Services	1.01%
Electric Utilities	1.68%
Electronic Equipment, Instruments & Components	0.15%
Energy Equipment & Services	0.12%
Food Products	0.04%
Gas Utilities	0.02%
Health Care Equipment & Supplies	0.53%
Health Care Providers & Services	0.43%

Security Type/Sector	Percentage of Net Assets
Hotels, Restaurants & Leisure	0.35%
Independent Power Producers & Energy Traders	0.12%
Industrial Conglomerates	0.04%
Insurance	0.78%
Internet & Catalog Retail	0.08%
Internet Software & Services	0.25%
IT Services	0.18%
Machinery	0.26%
Media	1.53%
Metals & Mining	0.40%
Multiline Retail	0.02%
Multi-Utilities	0.43%
Oil, Gas & Consumable Fuels	2.63%
Paper & Forest Products	0.22%
Pharmaceuticals	0.21%
Real Estate Investment Trusts	0.91%
Real Estate Management & Development	0.03%
Road & Rail	0.09%
Software	0.12%
Specialty Retail	0.41%
Textiles, Apparel & Luxury Goods	0.08%
Transportation Infrastructure	0.16%
Wireless Telecommunication Services	0.35%
Municipal Bonds	0.16%
Non-Agency Asset-Backed Securities	0.66%
Non-Agency Collateralized Mortgage Obligations	0.17%
Regional Bonds	0.09%
Senior Secured Loans	2.86%
Sovereign Bonds	0.72%
Supranational Banks	0.11%
U.S. Treasury Obligations	3.35%
Money Market Fund	1.95%
Short-Term Investment	4.54%
Total Value of Securities	104.86%
Liabilities Net of Receivables and Other Assets	(4.86%)
Total Net Assets	100.00%

LVIP Delaware Foundation® Moderate Allocation Fund–5

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Teva Pharmaceutical Industries ADR	0.73%
Baidu ADR	0.70%
Celgene	0.68%
Microsoft	0.63%
QUALCOMM	0.61%
Allergan	0.61%
Visa Class A	0.58%
Walgreens Boots Alliance	0.53%
MasterCard Class A	0.50%
eBay	0.49%
Total	6.06%

Geography	Percentage of Net Assets
Argentina	0.04%
Australia	0.46%
Barbados	0.19%
Bermuda	0.03%
Brazil	1.03%
Canada	1.53%
Cayman Islands	0.11%
Chile	0.35%
China	1.85%
Colombia	0.16%
Curacao	0.09%
Cyprus	0.05%
Denmark	0.52%
France	2.37%
Germany	0.58%
Hong Kong	0.62%
Hungary	0.04%
Iceland	0.10%
India	0.58%
Indonesia	0.06%
Ireland	0.21%
Israel	0.73%
Italy	0.31%
Japan	1.92%
Luxembourg	0.41%
Malaysia	0.04%
Mexico	1.11%
Netherlands	0.55%
Norway	0.10%
Peru	0.06%
Poland	0.05%
Portugal	0.00%
Republic of Korea	1.60%
Russia	0.26%
South Africa	0.52%
Spain	0.16%
Sweden	0.58%
Switzerland	0.73%
Taiwan	0.40%
Thailand	0.21%
Turkey	0.13%
United Arab Emirates	0.10%
United Kingdom	1.54%
United States	75.89%
Venezuela	0.00%
Total	98.37%

LVIP Delaware Foundation® Moderate Allocation Fund–6

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)
COMMON STOCK–52.08%
U.S. MARKETS–34.58%
Aerospace & Defense–1.08%
Boeing	460	$59,791
†Esterline Technologies	655	71,840
Honeywell International	800	79,936
†KEYW Holding	4,195	43,544
Lockheed Martin	400	77,028
Northrop Grumman	2,500	368,475
Raytheon	3,400	367,778
Rockwell Collins	330	27,878
United Technologies	780	89,700

		1,185,970

Air Freight & Logistics–0.15%
FedEx	530	92,040
†XPO Logistics	1,930	78,898

		170,938

Auto Components–0.43%
Borg Warner	850	46,707
Johnson Controls	7,400	357,716
†Tenneco	1,195	67,649

		472,072

Automobiles–0.07%
Ford Motor	4,850	75,175

		75,175

Banks–1.32%
BB&T	9,200	357,788
BBCN Bancorp	2,840	40,839
Bryn Mawr Bank	520	16,276
Cardinal Financial	2,770	54,929
Citigroup	2,160	116,878
City Holding	1,030	47,926
†First NBC Bank Holding	1,265	44,528
Flushing Financial	1,840	37,297
@Independent Bank (Massachusetts)	1,240	53,084
JPMorgan Chase	2,400	150,192
KeyCorp	4,020	55,878
Prosperity Bancshares	1,010	55,914
Sterling Bancorp	4,215	60,612
Susquehanna Bancshares	3,255	43,715
†Texas Capital Bancshares	1,020	55,417
Webster Financial	1,660	54,000
Wells Fargo	2,570	140,887
†Western Alliance Bancorp	2,255	62,689

		1,448,849

Beverages–0.16%
Coca-Cola	830	35,043
PepsiCo	1,440	136,166

		171,209

Number of Shares		Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Biotechnology–1.19%
†Acorda Therapeutics	1,535	$62,735
†Alkermes	900	52,704
†Celgene	6,718	751,475
†Cepheid	1,490	80,669
†Gilead Sciences	1,280	120,653
†Isis Pharmaceuticals	910	56,183
†Ligand Pharmaceuticals Class B	555	29,532
†NPS Pharmaceuticals	2,105	75,296
†Spectrum Pharmaceuticals	3,475	24,082
†Vertex Pharmaceuticals	460	54,648

		1,307,977

Building Products–0.09%
AAON	2,760	61,796
†Continental Building Products	2,035	36,081

		97,877

Capital Markets–0.75%
Ameriprise Financial	490	64,803
Bank of New York Mellon	8,500	344,845
BlackRock	170	60,785
Evercore Partners Class A	1,745	91,386
Greenhill	660	28,776
Invesco	1,230	48,610
Raymond James Financial	1,020	58,436
State Street	910	71,435
†Stifel Financial	1,115	56,887

		825,963

Chemicals–0.67%
Axiall	1,195	50,752
†Chemtura	1,480	36,600
duPont (E.I.) deNemours	4,800	354,912
Eastman Chemical	1,010	76,619
Huntsman	2,250	51,255
Innophos Holdings	650	37,993
LyondellBasell Industries Class A	400	31,756
Minerals Technologies	675	46,879
Quaker Chemical	550	50,622

		737,388

Commercial Services & Supplies–0.56%
McGrath RentCorp	1,570	56,300
Republic Services	1,110	44,677
Tetra Tech	1,565	41,785
United Stationers	1,555	65,559
US Ecology	1,085	43,530
Waste Management	7,200	369,504

		621,355

Communications Equipment–1.09%
Cisco Systems	15,860	441,146

LVIP Delaware Foundation® Moderate Allocation Fund–7

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Communications Equipment (continued)
†NETGEAR	1,310	$46,610
Plantronics	880	46,658
QUALCOMM	9,011	669,788

		1,204,202

Construction & Engineering–0.10%
Granite Construction	1,470	55,889
†MasTec	855	19,332
†MYR Group	1,180	32,332

		107,553

Consumer Finance–0.07%
Capital One Financial	980	80,899

		80,899

Containers & Packaging–0.07%
MeadWestvaco	1,650	73,243

		73,243

Diversified Financial Services–0.36%
IntercontinentalExchange Group	1,805	395,818

		395,818

Diversified Telecommunication Services–0.80%
AT&T	13,620	457,496
Atlantic Tele-Network	605	40,892
†inContact	5,230	45,972
Verizon Communications	7,300	341,494

		885,854

Electric Utilities–0.46%
Cleco	1,090	59,449
Edison International	6,020	394,190
OGE Energy	1,540	54,639

		508,278

Electrical Equipment–0.05%
Eaton	790	53,688

		53,688

Electronic Equipment, Instruments & Components–0.17%
†Anixter International	630	55,730
†FARO Technologies	1,195	74,903
†Rofin-Sinar Technologies	1,975	56,821

		187,454

Energy Equipment & Services–0.42%
Bristow Group	395	25,987
Core Laboratories	340	40,916
Halliburton	6,300	247,779
†Pioneer Energy Services	1,200	6,648
†RigNet	1,180	48,415

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services (continued)
Schlumberger	1,140	$97,367

		467,112

Food & Staples Retailing–1.10%
Casey’s General Stores	1,385	125,093
CVS Health	5,240	504,664
Walgreens Boots Alliance	7,669	584,378

		1,214,135

Food Products–1.08%
Archer-Daniels-Midland	6,800	353,600
General Mills	1,310	69,862
J&J Snack Foods	520	56,560
Kraft Foods Group	5,833	365,496
Mondelez International Class A	9,300	337,823

		1,183,341

Gas Utilities–0.02%
South Jersey Industries	335	19,742

		19,742

Health Care Equipment & Supplies–0.64%
Baxter International	4,700	344,463
Conmed	1,360	61,146
CryoLife	3,285	37,219
†DexCom	1,400	77,070
†Halyard Health	55	2,501
†Merit Medical Systems	1,950	33,793
†Quidel	2,080	60,154
West Pharmaceutical Services	1,625	86,515

		702,861

Health Care Providers & Services–0.99%
†Air Methods	1,320	58,120
Cardinal Health	4,200	339,066
†Cross Country Healthcare	3,425	42,744
†Express Scripts Holding	1,200	101,604
Quest Diagnostics	5,500	368,830
UnitedHealth Group	1,170	118,275
†WellCare Health Plans	700	57,442

		1,086,081

Hotels, Restaurants & Leisure–0.39%
†Buffalo Wild Wings	335	60,427
Cheesecake Factory	1,260	63,391
†Del Frisco’s Restaurant Group	2,250	53,415
Jack in the Box	935	74,763
McDonald’s	200	18,740
†Popeyes Louisiana Kitchen	1,195	67,243
Starbucks	1,070	87,793

		425,772

LVIP Delaware Foundation® Moderate Allocation Fund–8

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Household Products–0.21%
Kimberly-Clark	510	$58,925
Procter & Gamble	1,850	168,517

		227,442

Industrial Conglomerates–0.13%
General Electric	5,510	139,238

		139,238

Insurance–1.14%
AFLAC	1,170	71,475
Allstate	5,200	365,300
American Equity Investment Life Holding	2,315	67,575
AMERISAFE	765	32,405
Fidelity & Guaranty Life	1,950	47,327
@Infinity Property & Casualty	570	44,038
Marsh & McLennan	6,200	354,888
Primerica	925	50,191
Prudential Financial	540	48,848
@Selective Insurance Group	1,785	48,498
Travelers	810	85,739
United Fire Group	1,245	37,014

		1,253,298

Internet & Catalog Retail–0.87%
†Liberty Interactive Class A	16,257	478,281
†Priceline Group	385	438,981
†Shutterfly	1,020	42,529

		959,791

Internet Software & Services–1.85%
†Coupons.com	1,525	27,069
†eBay	9,656	541,895
Equinix	2,036	461,622
†Facebook Class A	1,170	91,283
†Google Class A	636	337,500
†Google Class C	423	222,667
†GrubHub	1,420	51,574
@j2 Global	1,220	75,640
†SciQuest	2,660	38,437
†Yahoo	1,800	90,918
†Yelp	1,829	100,101

		2,038,706

IT Services–1.64%
Accenture Class A	1,050	93,776
Convergys	2,365	48,175
†ExlService Holdings	815	23,399
International Business Machines	140	22,462
†InterXion Holding	1,655	45,248
MasterCard Class A	6,404	551,769
†TeleTech Holdings	1,750	41,440

Number of Shares		Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
Visa Class A	2,419	$634,262
Xerox	25,000	346,500

		1,807,031

Life Sciences Tools & Services–0.10%
Thermo Fisher Scientific	840	105,244

		105,244

Machinery–0.36%
Barnes Group	1,940	71,799
Caterpillar	270	24,713
†Chart Industries	320	10,944
Columbus McKinnon	1,905	53,416
Cummins	290	41,809
Deere	370	32,734
ESCO Technologies	935	34,501
Kadant	1,465	62,541
Parker Hannifin	460	59,317

		391,774

Media–0.48%
†=Century Communications	5,000	0
Cinemark Holdings	560	19,925
Comcast Class A	1,610	92,680
†Discovery Communications Class A	1,516	52,226
†Discovery Communications Class C	7,492	252,630
Disney (Walt)	410	38,618
National CineMedia	2,090	30,033
Regal Entertainment Group Class A	520	11,107
Viacom Class B	430	32,358

		529,577

Metals & Mining–0.07%
Kaiser Aluminum	630	45,001
Worthington Industries	1,095	32,949

		77,950

Multiline Retail–0.15%
Macy’s	1,350	88,763
Nordstrom	940	74,627

		163,390

Multi-Utilities–0.14%
MDU Resources Group	1,710	40,185
NorthWestern	1,005	56,863
Sempra Energy	550	61,248

		158,296

Oil, Gas & Consumable Fuels–2.53%
†Bonanza Creek Energy	405	9,720
†Carrizo Oil & Gas	975	40,560
Chevron	4,070	456,573
ConocoPhillips	4,810	332,179

LVIP Delaware Foundation® Moderate Allocation Fund–9

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
†Diamondback Energy	545	$32,580
EOG Resources	5,547	510,712
Exxon Mobil	1,460	134,977
Kinder Morgan	5,861	247,979
Marathon Oil	11,420	323,072
Occidental Petroleum	4,180	336,950
†Parsley Energy Class A	1,050	16,758
†Rosetta Resources	1,160	25,880
†RSP Permian	765	19,232
Williams	6,642	298,491

		2,785,663

Paper & Forest Products–0.15%
†Boise Cascade	1,670	62,041
International Paper	750	40,185
Neenah Paper	965	58,161

		160,387

Pharmaceuticals–2.32%
AbbVie	1,630	106,667
†Actavis	280	72,075
†Akorn	1,600	57,920
Allergan	3,146	668,808
†Auxilium Pharmaceuticals	865	29,743
Johnson & Johnson	3,570	373,315
†Medicines	900	24,903
Merck	7,970	452,616
Perrigo	1,351	225,833
Pfizer	16,019	498,992
†Prestige Brands Holdings	1,075	37,324

		2,548,196

Professional Services–0.16%
Kforce	2,980	71,907
Nielsen Holdings	1,030	46,072
†WageWorks	900	58,113

		176,092

Real Estate Investment Trusts–3.23%
American Campus Communities	500	20,680
American Realty Capital Properties	1,725	15,611
American Tower	900	88,965
Apartment Investment & Management	825	30,649
AvalonBay Communities	575	93,949
Boston Properties	775	99,735
Brandywine Realty Trust	2,500	39,950
Camden Property Trust	350	25,844
Corporate Office Properties Trust	675	19,150
Cousins Properties	1,575	17,987
Crown Castle International	6,465	508,795
DCT Industrial Trust	1,943	69,287
DDR	2,875	52,785

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Douglas Emmett	1,550	$44,020
Duke Realty	3,075	62,115
DuPont Fabros Technology	1,810	60,164
EastGroup Properties	650	41,158
EPR Properties	1,555	89,615
Equity Lifestyle Properties	400	20,620
Equity One	825	20,922
Equity Residential	1,500	107,760
Essex Property Trust	300	61,980
Extra Space Storage	425	24,922
Federal Realty Investment Trust	175	23,355
First Industrial Realty Trust	1,775	36,494
First Potomac Realty Trust	950	11,742
General Growth Properties	3,300	92,829
Health Care REIT	425	32,160
Healthcare Realty Trust	900	24,588
Healthcare Trust of America Class A	813	21,889
Highwoods Properties	900	39,852
Host Hotels & Resorts	5,205	123,723
Kilroy Realty	525	36,262
Kimco Realty	1,625	40,853
Kite Realty Group Trust	2,392	68,746
LaSalle Hotel Properties	2,225	90,046
Lexington Realty Trust	1,875	20,587
Liberty Property Trust	425	15,993
LTC Properties	175	7,555
Macerich	475	39,620
National Retail Properties	1,975	77,756
Pebblebrook Hotel Trust	650	29,659
Post Properties	550	32,323
Prologis	2,150	92,515
PS Business Parks	275	21,873
Public Storage	400	73,940
Ramco-Gershenson Properties Trust	3,860	72,336
Regency Centers	700	44,646
RLJ Lodging Trust	950	31,853
Sabra Health Care REIT	475	14,426
Simon Property Group	1,300	236,743
SL Green Realty	625	74,387
Sovran Self Storage	580	50,588
Spirit Realty Capital	2,375	28,239
†Strategic Hotels & Resorts	2,550	33,737
Tanger Factory Outlet Centers	925	34,188
Taubman Centers	250	19,105
UDR	1,450	44,689
Ventas	1,300	93,210
Vornado Realty Trust	875	102,996

		3,552,166

Road & Rail–0.20%
Hunt (J.B.) Transport Services	520	43,810

LVIP Delaware Foundation® Moderate Allocation Fund–10

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Road & Rail (continued)
†Roadrunner Transportation Systems	1,210	$28,253
†Swift Transportation	1,260	36,074
Union Pacific	990	117,939

		226,076

Semiconductors & Semiconductor Equipment–0.99%
†Applied Micro Circuits	6,400	41,728
Avago Technologies	660	66,389
Broadcom Class A	8,400	363,972
Intel	12,090	438,746
Maxim Integrated Products	2,080	66,290
†Semtech	2,125	58,586
†Synaptics	805	55,416

		1,091,127

Software–1.70%
†Adobe Systems	3,143	228,496
†Callidus Software	1,655	27,026
†Electronic Arts	5,275	248,004
†Guidewire Software	1,030	52,149
Intuit	3,852	355,116
Microsoft	14,868	690,619
†Proofpoint	1,460	70,416
†Rally Software Development	2,165	24,616
†salesforce.com	950	56,345
SS&C Technologies Holdings	1,140	66,679
†Tyler Technologies	420	45,965

		1,865,431

Specialty Retail–1.08%
DSW Class A	1,340	49,982
†Express	2,330	34,228
L Brands	4,736	409,901
Lowe’s	5,500	378,400
†Sally Beauty Holdings	5,480	168,455
Tractor Supply	920	72,514
†Urban Outfitters	2,040	71,665

		1,185,145

Technology Hardware, Storage & Peripherals–0.31%
Apple	2,070	228,487
EMC	3,810	113,309

		341,796

Textiles, Apparel & Luxury Goods–0.44%
†G-III Apparel Group	705	71,212
†Iconix Brand Group	1,550	52,375
†Madden (Steven)	2,091	66,541
NIKE Class B	3,061	294,315

		484,443

Number of Shares		Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Trading Companies & Distributors–0.05%
Applied Industrial Technologies	1,315	$59,951

		59,951

Total U.S. Markets (Cost $22,765,269)		38,039,016

§DEVELOPED MARKETS–10.43%
Aerospace & Defense–0.16%
Meggitt	22,240	178,881

		178,881

Air Freight & Logistics–0.30%
Deutsche Post	10,247	332,637

		332,637

Airlines–0.13%
@Westjet Airlines Class VV	5,043	146,175

		146,175

Auto Components–0.20%
Sumitomo Rubber Industries	15,100	224,496

		224,496

Automobiles–0.46%
Bayerische Motoren Werke	1,008	108,782
Toyota Motor	6,300	392,632

		501,414

Banks–1.39%
†ING Groep	17,941	231,792
Mitsubishi UFJ Financial Group	66,900	367,595
Nordea Bank	32,246	373,270
Standard Chartered	22,287	333,279
UniCredit	34,771	222,730

		1,528,666

Beverages–0.37%
Carlsberg Class B	2,943	226,027
Coca-Cola Amatil	23,470	177,222

		403,249

Construction & Engineering–0.24%
Vinci	4,900	267,552

		267,552

Construction Materials–0.18%
Lafarge	2,846	199,789

		199,789

Containers & Packaging–0.20%
Rexam	30,977	218,050

		218,050

LVIP Delaware Foundation® Moderate Allocation Fund–11

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Diversified Telecommunication Services–0.26%
Nippon Telegraph & Telephone	5,674	$289,867

		289,867

Energy Equipment & Services–0.13%
†Saipem	11,460	120,131
Subsea 7	2,066	21,116

		141,247

Food Products–0.30%
Aryzta	4,357	334,833

		334,833

Household Durables–0.18%
Techtronic Industries	60,500	194,107

		194,107

Industrial Conglomerates–0.25%
Koninklijke Philips	9,571	277,425

		277,425

Insurance–0.34%
AXA	16,252	374,495

		374,495

IT Services–0.84%
†CGI Group Class A	13,365	509,433
Teleperformance	6,026	410,190

		919,623

Life Sciences Tools & Services–0.05%
†ICON	1,095	55,834

		55,834

Media–0.18%
Publicis Groupe	2,785	199,727

		199,727

Metals & Mining–0.33%
Anglo American ADR	2,400	21,864
AuRico Gold	20,100	66,599
Rio Tinto	4,712	217,181
Yamana Gold	13,626	54,999

		360,643

Multi-Utilities–0.13%
National Grid	9,696	137,562

		137,562

Oil, Gas & Consumable Fuels–0.33%
Suncor Energy	6,000	190,542
Total	3,435	175,982

		366,524

Pharmaceuticals–1.89%
Novartis	5,074	470,580

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Pharmaceuticals (continued)
Novo Nordisk ADR	6,667	$282,147
Sanofi	3,899	355,474
Stada Arzneimittel	5,404	163,972
Teva Pharmaceutical Industries ADR	14,000	805,140

		2,077,313

Road & Rail–0.23%
East Japan Railway	3,366	253,719

		253,719

Software–0.11%
Playtech	10,863	115,902

		115,902

Specialty Retail–0.29%
Nitori Holdings	6,040	324,547

		324,547

Textiles, Apparel & Luxury Goods–0.41%
Kering	869	166,996
Yue Yuen Industrial Holdings	77,500	278,700

		445,696

Trading Companies & Distributors–0.34%
ITOCHU	23,914	255,306
Rexel	6,666	119,429

		374,735

Wireless Telecommunication Services–0.21%
Tele2 Class B	19,109	231,556

		231,556

Total Developed Markets (Cost $9,113,199)		11,476,264

×EMERGING MARKETS–7.07%
Airlines–0.07%
Gol Linhas Aereas Inteligentes ADR	14,100	81,075

		81,075

Automobiles–0.09%
Hyundai Motor	220	33,773
Mahindra & Mahindra	3,640	70,965

		104,738

Banks–0.87%
Banco Santander Brasil ADR	9,700	48,694
Bangkok Bank	16,730	98,295
China Construction Bank	99,028	80,891
Grupo Financiero Banorte	13,300	73,198
ICICI Bank ADR	10,000	115,500
Industrial & Commercial Bank of China	131,406	95,960
Itau Unibanco Holding ADR	6,808	88,572

LVIP Delaware Foundation® Moderate Allocation Fund–12

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Banks (continued)
†KB Financial Group ADR	3,078	$100,404
Powszechna Kasa Oszczednosci Bank
Polski	3,379	33,919
@=Sberbank	43,680	41,311
Shinhan Financial Group	2,138	86,365
Standard Bank Group	7,940	97,886

		960,995

Beverages–0.33%
†Anadolu Efes Biracilik Ve Malt Sanayii	8,063	78,231
Cia Cervecerias Unidas ADR	2,000	37,100
†Fomento Economico Mexicano ADR	1,100	96,833
@Lotte Chilsung Beverage	85	116,047
Tsingtao Brewery	5,305	35,786

		363,997

Building Products–0.13%
@KCC	307	145,456

		145,456

Chemicals–0.10%
Braskem ADR	5,200	67,132
Sociedad Quimica y Minera de Chile ADR	1,800	42,984

		110,116

Construction & Engineering–0.03%
†Empresas ICA ADR	6,100	30,012

		30,012

Construction Materials–0.25%
†Cemex ADR	10,834	110,398
†Cemex Latam Holdings	4,717	31,598
Siam Cement	2,299	31,379
Siam Cement NVDR	1,800	24,440
Ultratech Cement	1,726	72,997

		270,812

Diversified Financial Services–0.06%
Remgro	3,031	66,327

		66,327

Diversified Telecommunication Services–0.09%
†KT ADR	3,800	53,656
Telefonica Brasil ADR	2,780	49,150

		102,806

Electronic Equipment, Instruments & Components–0.17%
Hon Hai Precision Industry	43,664	120,392
†LG Display ADR	4,700	71,205

		191,597

Number of Shares		Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Food & Staples Retailing–0.11%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,800	$66,294
Wal-Mart de Mexico Series V	23,259	50,005

		116,299

Food Products–0.39%
Brasil Foods ADR	4,240	99,004
China Mengniu Dairy	18,000	74,124
@Lotte Confectionery	60	97,694
Tingyi Cayman Islands Holding	22,000	50,000
@Uni-President China Holdings	119,600	110,130

		430,952

Hotels, Restaurants & Leisure–0.04%
@Arcos Dorados Holdings	7,600	41,116

		41,116

Household Durables–0.04%
LG Electronics	770	41,451

		41,451

Insurance–0.08%
Samsung Life Insurance	829	88,218

		88,218

Internet Software & Services–0.84%
†Baidu ADR	3,381	770,767
†SINA	1,500	56,115
†@Sohu.com	1,900	101,042

		927,924

IT Services–0.04%
†WNS Holdings ADR	2,205	45,555

		45,555

Media–0.18%
Grupo Televisa ADR	5,800	197,548

		197,548

Metals & Mining–0.10%
†Anglo American Platinum	868	25,490
@Gerdau	3,700	11,194
Gerdau ADR	2,700	9,585
†Impala Platinum Holdings	2,039	13,329
Vale ADR	6,600	53,988

		113,586

Multiline Retail–0.10%
Woolworths Holdings	16,508	109,507

		109,507

Oil, Gas & Consumable Fuels–0.86%
Cairn India	9,051	34,537
China Petroleum & Chemical	50,750	41,103

LVIP Delaware Foundation® Moderate Allocation Fund–13

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
CNOOC ADR	300	$40,632
@Gazprom ADR	16,397	75,486
LUKOIL ADR	1,700	65,195
PetroChina ADR	800	88,768
Petroleo Brasileiro ADR	12,900	94,170
PTT - Foreign	8,224	81,015
#Reliance Industries GDR 144A	10,702	298,676
@Rosneft GDR	10,702	37,310
Sasol ADR	1,500	56,955
Tambang Batubara Bukit Asam Persero	33,900	33,955

		947,802

Paper & Forest Products–0.13%
†Fibria Celulose ADR	7,731	93,777
Nine Dragons Paper Holdings	52,000	45,285

		139,062

Personal Products–0.08%
†Hypermarcas	13,300	83,328

		83,328

Real Estate Management & Development–0.05%
#@=Etalon Group GDR 144A	3,000	6,000
@UEM Sunrise	109,206	43,767

		49,767

Road & Rail–0.02%
America Latina Logistica	9,250	17,612

		17,612

Semiconductors & Semiconductor Equipment–0.29%
MediaTek	7,000	101,604
Taiwan Semiconductor Manufacturing	19,204	84,472
Taiwan Semiconductor Manufacturing ADR	3,400	76,092
United Microelectronics	117,600	54,502

		316,670

Technology Hardware, Storage & Peripherals–0.43%
Samsung Electronics	389	469,999

		469,999

Wireless Telecommunication Services–1.10%
America Movil ADR	6,100	135,298
China Mobile	12,798	149,913
China Mobile ADR	1,600	94,112
MegaFon GDR	3,240	44,153
Mobile Telesystems ADR	2,800	20,104
MTN Group	3,259	62,012
SK Telecom ADR	14,700	397,047
Tim Participacoes ADR	8,400	186,564
†Turkcell Iletisim Hizmetleri ADR	4,100	61,992

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services (continued)
Vodacom Group	5,579	$61,751

		1,212,946

Total Emerging Markets (Cost $7,323,088)		7,777,273

Total Common Stock (Cost $39,201,556)		57,292,553

CONVERTIBLE PREFERRED STOCK–0.20%
Alcoa 5.375% exercise price $19.39, expiration date 10/1/17	250	12,613
ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	475	8,446
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	10	11,521
#Chesapeake Energy 144A 5. 75% exercise price $26.14, expiration date 12/31/49	15	15,394
Dominion Resources 6.125% exercise price $65.21, expiration date 4/1/16	293	17,583
@Dynegy 5.375% exercise price $38.75, expiration date 11/1/17	140	14,280
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	250	13,125
Halcon Resources 5.75%exercise price $6.16, expiration date 12/31/49	12	4,800
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	17	23,124
Huntington Bancshares 8.50%exercise price $11.95,expiration date 12/31/49	12	15,960
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	545	25,615
Maiden Holdings 7.25% exercise price $15.39, expiration date 9/15/16	450	21,744
SandRidge Energy 8.50%exercise price $8.01, expiration date 12/31/49	178	7,465
T-Mobile US 5.50% exerciseprice $31.02, expiration date 12/15/17	72	3,815

LVIP Delaware Foundation® Moderate Allocation Fund–14

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCK (continued)
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	17	$20,659

Total Convertible Preferred Stock (Cost $234,233)		216,144

EXCHANGE-TRADED FUNDS–7.84%
iShares MSCI EAFE Growth Index ETF	64,885	4,269,433
iShares MSCI EAFE Index ETF	20,660	1,256,954
Vanguard FTSE Developed Markets ETF	81,720	3,095,554

Total Exchange-Traded Funds (Cost $6,843,560)		8,621,941

PREFERRED STOCK–0.34%
Alabama Power 5.625%	1,650	41,333
#Ally Financial 144A 7.00%	200	200,919
•Integrys Energy Group 6.00%	1,900	50,730
National Retail Properties 5.70%	950	23,037
Public Storage 5.20%	1,000	22,950
•Regions Financial 6.375%	1,200	30,480

Total Preferred Stock (Cost $360,928)		369,449

	Principal Amount°
AGENCY ASSET-BACKED SECURITY–0.00%
•Fannie Mae REMIC Trust Series 2002-W11 AV1 0.51% 11/25/32	336	308

Total Agency Asset-Backed Security (Cost $336)		308

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.39%
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	9,482	11,099
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	4,216	4,772
Series 2003-26 AT 5.00% 11/25/32	13,344	13,767
Series 2010-41 PN 4.50% 4/25/40	40,000	43,193
•*Series 2012-122 SD 5.931% 11/25/42	87,949	21,457
*Series 2013-26 ID 3.00% 4/25/33	87,822	12,613

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*Series 2013-38 AI 3.00% 4/25/33	84,958	$12,334
*Series 2013-44 DI 3.00% 5/25/33	172,539	26,024
Series 2014-36 ZE 3.00% 6/25/44	32,564	29,057
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	3,303	3,734
Series 2326 ZQ 6.50% 6/15/31	14,727	16,731
Series 2557 WE 5.00% 1/15/18	8,164	8,538
Series 3656 PM 5.00% 4/15/40	65,585	72,078
Series 4065 DE 3.00% 6/15/32	5,000	5,004
*Series 4185 LI 3.00% 3/15/33	87,837	14,064
*Series 4191 CI 3.00% 4/15/33	88,720	12,493
♦Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	11,829	13,522
GNMA Series 2010-113 KE 4.50% 9/20/40	95,000	104,879

Total Agency Collateralized Mortgage Obligations (Cost $416,822)		425,359

AGENCY MORTGAGE-BACKED SECURITIES–7.74%
Fannie Mae 6.50% 8/1/17	1,412	1,471
Fannie Mae ARM
•2.09% 3/1/38	3,039	3,236
•2.315% 11/1/35	1,662	1,781
•2.317% 4/1/36	2,444	2,607
•2.421% 5/1/43	24,108	24,134
•2.546% 6/1/43	8,974	9,055
•3.203% 4/1/44	40,296	41,826
•3.268% 3/1/44	33,929	35,416
•3.302% 9/1/43	27,774	28,825
•5.806% 8/1/37	3,519	3,741
Fannie Mae Relocation 30 yr 5.00% 11/1/34	1,289	1,411
Fannie Mae S.F. 15 yr
2.50% 10/1/27	25,951	26,493
2.50% 2/1/28	61,875	63,169
3.00% 5/1/28	5,908	6,151
3.50% 7/1/26	18,206	19,299
4.00% 4/1/24	8,099	8,625
4.00% 5/1/25	13,856	14,803
4.00% 6/1/25	47,943	51,059
4.00% 11/1/25	64,359	68,999
4.00% 12/1/26	23,308	24,829
4.00% 5/1/27	49,198	52,703
4.00% 8/1/27	27,482	29,356
4.50% 4/1/18	2,259	2,373
5.00% 5/1/21	4,888	5,254

LVIP Delaware Foundation® Moderate Allocation Fund–15

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
5.50% 4/1/23	5,453	$5,935
Fannie Mae S.F. 15 yr TBA
12.50% 1/1/30	15,000	15,272
Fannie Mae S.F. 20 yr
3.00% 2/1/33	3,465	3,583
3.00% 8/1/33	11,755	12,141
3.50% 4/1/33	3,360	3,546
3.50% 9/1/33	16,691	17,690
4.00% 1/1/31	6,181	6,664
4.00% 2/1/31	17,871	19,270
5.00% 11/1/23	1,353	1,493
6.00% 9/1/29	13,141	14,878
Fannie Mae S.F. 30 yr
3.00% 7/1/42	22,712	23,023
3.00% 10/1/42	354,292	359,130
3.00% 12/1/42	57,752	58,539
3.00% 1/1/43	134,782	136,593
3.00% 2/1/43	13,628	13,813
3.00% 4/1/43	85,004	86,133
3.00% 5/1/43	58,533	59,302
4.00% 5/1/43	18,066	19,415
4.00% 8/1/43	9,900	10,621
4.00% 7/1/44	39,405	42,356
4.50% 7/1/36	6,838	7,455
4.50% 4/1/39	48,549	52,741
4.50% 11/1/40	18,671	20,287
4.50% 3/1/41	27,214	29,550
4.50% 4/1/41	55,231	60,044
4.50% 7/1/41	16,860	18,323
4.50% 10/1/41	5,455	5,924
4.50% 1/1/42	545,479	593,374
4.50% 6/1/44	40,008	43,444
5.00% 2/1/35	6,275	6,950
5.00% 7/1/35	9,669	10,711
5.00% 10/1/35	22,985	25,447
5.00% 11/1/35	7,127	7,895
5.00% 4/1/37	6,222	6,875
5.00% 8/1/37	17,513	19,393
5.00% 2/1/38	6,453	7,147
5.50% 12/1/32	1,239	1,396
5.50% 2/1/33	17,833	20,071
5.50% 11/1/34	6,854	7,714
5.50% 12/1/34	67,860	76,240
5.50% 3/1/35	3,832	4,282
5.50% 6/1/35	5,550	6,233
5.50% 1/1/36	4,040	4,537
5.50% 7/1/36	1,969	2,213
5.50% 1/1/37	295	332
5.50% 2/1/37	15,320	17,135
5.50% 4/1/37	67,713	76,085
5.50% 8/1/37	279	314
5.50% 1/1/38	347	388

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 2/1/38	12,556	$14,095
5.50% 3/1/38	14,167	15,920
5.50% 6/1/38	52,066	58,180
5.50% 9/1/38	38,895	43,617
5.50% 10/1/39	61,708	68,954
5.50% 7/1/40	18,371	20,535
5.50% 9/1/41	216,963	242,445
6.00% 6/1/36	2,300	2,615
6.00% 11/1/36	29,554	33,461
6.00% 12/1/36	2,651	3,012
6.00% 2/1/37	7,786	8,848
6.00% 5/1/37	20,967	23,793
6.00% 6/1/37	1,424	1,637
6.00% 7/1/37	1,404	1,594
6.00% 8/1/37	17,672	20,032
6.00% 9/1/37	2,890	3,284
6.00% 11/1/37	3,569	4,074
6.00% 5/1/38	34,446	39,093
6.00% 7/1/38	968	1,097
6.00% 9/1/38	6,719	7,618
6.00% 10/1/38	29,745	33,768
6.00% 11/1/38	6,317	7,199
6.00% 1/1/39	12,525	14,217
6.00% 9/1/39	105,709	119,955
6.00% 3/1/40	10,739	12,160
6.00% 7/1/40	43,835	49,733
6.00% 9/1/40	9,625	10,930
6.00% 11/1/40	4,162	4,780
6.00% 5/1/41	14,633	16,605
6.50% 2/1/36	7,708	9,214
7.50% 6/1/31	5,808	7,035
Fannie MaeS.F.30yr TBA
3.00% 1/1/44	654,000	661,562
3.00% 2/1/44	528,000	532,775
3.50% 2/1/44	219,000	227,700
4.00% 1/1/44	396,000	422,633
4.00% 2/1/44	1,444,000	1,537,166
4.50% 1/1/44	821,000	891,170
4.50% 2/1/44	221,000	239,474
Freddie Mac ARM
•2.265% 10/1/36	3,756	3,995
•2.249% 7/1/36	2,665	2,867
•2.307% 4/1/34	1,117	1,187
•2.534% 1/1/44	74,366	76,259
Freddie Mac S.F. 15 yr
3.50% 10/1/26	6,992	7,426
4.00% 5/1/25	4,241	4,527
4.50% 8/1/24	22,511	24,319
4.50% 7/1/25	4,255	4,596
4.50% 6/1/26	10,014	10,822
5.00% 6/1/18	1,645	1,729

LVIP Delaware Foundation® Moderate Allocation Fund–16

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 20 yr
3.00% 6/1/34	14,740	$15,150
3.50% 1/1/34	32,185	33,819
Freddie Mac S.F. 30 yr
3.00% 10/1/42	25,805	26,121
3.00% 11/1/42	20,669	20,947
4.50% 6/1/39	4,168	4,516
4.50% 10/1/39	10,167	11,024
4.50% 4/1/41	77,022	83,679
5.50% 3/1/34	2,686	3,024
5.50% 12/1/34	2,724	3,078
5.50% 6/1/36	1,809	2,029
5.50% 11/1/36	3,759	4,203
5.50% 12/1/36	923	1,033
5.50% 4/1/38	13,112	14,674
5.50% 6/1/38	2,127	2,378
5.50% 6/1/39	14,566	16,300
5.50% 3/1/40	9,278	10,375
5.50% 8/1/40	21,471	24,001
5.50% 1/1/41	9,709	10,858
5.50% 6/1/41	9,916	11,086
6.00% 2/1/36	5,826	6,649
6.00% 1/1/38	3,863	4,367
6.00% 6/1/38	10,508	11,897
6.00% 8/1/38	30,967	35,148
6.00% 5/1/40	4,441	5,026
6.50% 4/1/39	17,150	19,485
7.00% 11/1/33	2,546	3,034
GNMAIS.F.30yr
5.00% 6/15/40	5,776	6,388
7.50% 1/15/32	1,587	1,915

Total Agency Mortgage-Backed Securities (Cost $8,428,655)		8,510,424

AGENCY OBLIGATION–0.05%
Tennessee Valley Authority 2.875% 9/15/24	50,000	50,746

Total Agency Obligation (Cost $49,470)		50,746

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.96%
Banc of America Commercial Mortgage Trust
•Series 2006-1 AM 5.421% 9/10/45	10,000	10,389
Series 2006-4 A4 5.634% 7/10/46	9,270	9,699
•Series 2007-4 AM 5.821% 2/10/51	40,000	43,497
CD Commercial Mortgage Trust
•Series 2005-CD1 AM 5.226% 7/15/44	30,000	30,798

	Principal Amount°	Value (U.S. $)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CD Commercial Mortgage Trust (continued)
•Series 2005-CD1 C 5.226% 7/15/44	15,000	$15,333
Citigroup Commercial Mortgage Trust Series 2014-GC25 A4 3.635% 10/10/47	100,000	104,048
Commercial Mortgage Trust Series 2014-CR19 A5 3.796% 8/10/47	25,000	26,391
Series 2014-CR20 A4 3.59% 11/10/47	50,000	52,005
Series 2014-CR20 AM 3.938% 11/10/47	20,000	20,672
Series 2014-CR21 A3 3.528% 12/10/47	35,000	36,213
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.467% 2/15/39	28	28
DB-UBS Mortgage Trust
#Series 2011-LC1A A3 144A 5.002% 11/10/46	100,000	112,764
#•Series 2011-LC1A C 144A 5.557% 11/10/46	100,000	112,203
FREMF Mortgage Trust
#•Series 2011-K10 B 144A 4.615% 11/25/49	25,000	26,850
#•Series 2011-K15 B 144A 4.931% 8/25/44	10,000	10,920
#•Series 2011-K702 B 144A 4.77% 4/25/44	10,000	10,633
#•Series 2011-K703 B 144A 4.884% 7/25/44	35,000	37,364
#•Series 2012-K19 B 144A 4.036% 5/25/45	10,000	10,361
#•Series 2012-K22 B 144A 3.686% 8/25/45	35,000	35,339
#•Series 2012-K22 C 144A 3.686% 8/25/45	25,000	24,779
#•Series 2012-K707 B 144A 3.883% 1/25/47	15,000	15,522
#•Series 2012-K708 B 144A 3.759% 2/25/45	90,000	92,674
#•Series 2012-K708 C 144A 3.759% 2/25/45	10,000	10,183
#•Series 2013-K26 C 144A 3.60% 12/25/45	15,000	14,458
#•Series 2013-K33 B 144A 3.503% 8/25/46	25,000	24,638
#•Series 2013-K33 C 144A 3.503% 8/25/46	15,000	14,391

LVIP Delaware Foundation® Moderate Allocation Fund–17

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust (continued)
#•Series 2013-K712 144A 3.368% 5/25/45	115,000	$115,381
#•Series 2013-K713 144A 3.165% 4/25/46	65,000	64,476
#•Series 2013-K713 C 144A 3.165% 4/25/46	40,000	38,913
#•Series 2014-K716 B 144A 3.954% 8/25/47	20,000	20,392
Goldman Sachs Mortgage Securities II Series 2005-GG4 A4A 4.751% 7/10/39	10,589	10,599
•Series 2006-GG6 A4 5.553% 4/10/38	20,000	20,523
#Goldman Sachs Mortgage Securities Trust Series 2010-C1 A2 144A 4.592% 8/10/43	150,000	165,291
#Grace Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	100,000	103,467
#Hilton USA Trust Series 2013-HLT BFX 144A 3.367% 11/5/30	200,000	202,478
JPMBB Commercial Mortgage Securities Trust Series 2014-C18 A1 1.254% 2/15/47	52,456	52,253
Series 2014-C21 AS 3.997% 8/15/47	15,000	15,675
•Series 2014-C22 B 4.562% 9/15/47	75,000	79,993
Series 2014-C26 AS 3.80% 1/15/48	10,000	10,252
JPMorgan Chase Commercial Mortgage Securities
•Series 2005-CB11 E 5.489% 8/12/37	10,000	10,759
•Series 2005-LDP5 D 5.391% 12/15/44	20,000	20,544
Series 2006-LDP8 AM 5.44% 5/15/45	79,000	83,649
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	3,334	3,381
•Series 2006-C6 AJ 5.452% 9/15/39	30,000	31,538
Series 2006-C6 AM 5.413% 9/15/39	35,000	37,168
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18 A4 3.923% 10/15/47	30,000	31,993
Series 2014-C19 AS 3.832% 12/15/47	20,000	20,629

Principal Amount°		Value (U.S. $)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust
•Series 2005-HQ7 AJ 5.206% 11/14/42	50,000		$51,147
•Series 2006-T21 AM 5.204% 10/12/52	30,000		31,003
WF-RBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	30,000		32,030

Total Commercial Mortgage-Backed Securities (Cost $2,156,119)		2,155,686

CONVERTIBLE BONDS–0.58%
Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	28,000		26,635
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	8,000		8,275
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	16,000		17,080
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	15,000		18,459
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	23,000		24,265
#Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18	14,000		13,283
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	24,000		23,865
Chesapeake Energy 2.25% exercise price $80.28, expiration date 12/14/38	15,000		13,547
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	14,000		17,404
Energy XXI Bermuda 3.00% exercise price $40.40, expiration date 12/13/18	25,000		7,563
fGeneral Cable 4.50% exercise price $34.88, expiration date 11/15/29	21,000		15,238
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	7,000		28,984
Illumina 0.25% exercise price $83.55, expiration date 3/11/16	6,000		13,268

LVIP Delaware Foundation® Moderate Allocation Fund–18

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)
CONVERTIBLE BONDS (continued)
Intel 3.25% exercise price $21.71, expiration date 8/1/39	6,000	$10,444
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	22,000	24,337
Jefferies Group 3.875% exercise price $45.06, expiration date 10/31/29	14,000	14,516
#Lexington Realty Trust 144A 6.00% exercise price $6.68, expiration date 1/11/30	7,000	11,331
Liberty Interactive 0.75% exercise price $1,000.00, expiration date 3/30/43	25,000	35,656
#Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43	16,000	17,700
fMeritor 4.00% exercise price $26.73, expiration date 2/12/27	25,000	26,969
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/15/15	12,000	14,190
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	6,000	25,387
Novellus Systems 2.625% exercise price $34.93, expiration date 5/14/41	13,000	29,867
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	23,000	29,354
#NXP Semiconductors 1.00% exercise price $102.84, expiration date 11/27/19	7,000	7,206
Peabody Energy 4.75% exercise price $57.62, expiration date 12/15/41	18,000	9,540
#PROS Holdings 2.00% exercise price $33.79, expiration date 11/27/19	11,000	11,399
RTI International Metals 1.625% exercise price $40.72, expiration date 10/10/19	21,000	20,514
SanDisk 1.50% exercise price $51.36, expiration date 8/11/17	12,000	23,100
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21	15,000	14,644
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	16,000	11,510

Principal Amount°		Value (U.S. $)
CONVERTIBLE BONDS (continued)
#TPG Specialty Lending 144A 4.50% exercise price $25.83, expiration date 12/15/19	17,000	$16,617
#Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43	25,000	22,438
Vector Group 1.75% exercise price $25.87, expiration date 4/15/20	15,000	15,966
Vector Group 2.50% exercise price $16.78, expiration date 1/14/19	7,000	9,884
VeriSign 4.086% exercise price $34.37, expiration date 8/15/37	8,000	13,745

Total Convertible Bonds (Cost $557,444)		644,180

CORPORATE BONDS–19.07%
Aerospace & Defense–0.07%
#KLX 144A 5.875% 12/1/22	25,000	25,313
TransDigm
6.00% 7/15/22	30,000	30,075
6.50% 7/15/24	20,000	20,200

		75,588

Air Freight & Logistics–0.04%
#Aviation Capital Group 144A 6.75% 4/6/21	35,000	39,813

		39,813

Airlines–0.07%
♦American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	20,000	20,100
♦United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26	15,000	15,225
♦United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26	45,000	45,338

		80,663

Auto Components–0.31%
American Axle & Manufacturing 6.25% 3/15/21	25,000	26,375
Delphi
4.15% 3/15/24	40,000	41,425
5.00% 2/15/23	20,000	21,400
6.125% 5/15/21	30,000	32,775
Lear 5.25% 1/15/25	45,000	45,787
Magna International 3.625% 6/15/24	65,000	65,259

LVIP Delaware Foundation® Moderate Allocation Fund–19

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Components (continued)
TRW Automotive
#144A 4.45% 12/1/23		80,000	$80,600
#144A 4.50% 3/1/21		25,000	25,187

			338,808

Automobiles–0.27%
Daimler 2.75% 12/10/18	NOK	200,000	28,224
Ford Motor 7.45% 7/16/31		45,000	61,253
General Motors
3.50% 10/2/18		40,000	41,000
5.00% 4/1/35		35,000	36,561
6.25% 10/2/43		25,000	29,990
#Hyundai Capital America 144A 2.55% 2/6/19		45,000	45,050
Toyota Finance Australia
2.25% 8/31/16	NOK	30,000	4,085
3.04% 12/20/16	NZD	60,000	45,835

			291,998

Beverages–0.16%
#Pernod-Ricard 144A 5.75% 4/7/21		150,000	172,531

			172,531

Biotechnology–0.24%
Amgen 3.625% 5/22/24		20,000	20,368
Celgene
3.95% 10/15/20		150,000	158,882
4.625% 5/15/44		15,000	15,622
Gilead Sciences
3.50% 2/1/25		30,000	30,856
4.50% 2/1/45		10,000	10,733
Immucor 11.125% 8/15/19		30,000	32,550

			269,011

Building Products–0.08%
#Builders FirstSource 144A 7.625% 6/1/21		50,000	51,375
Nortek 8.50% 4/15/21		35,000	37,625

			89,000

Capital Markets–0.37%
Goldman Sachs Group
6.15% 4/1/18		110,000	123,521
Jefferies Group
5.125% 1/20/23		20,000	20,364
6.45% 6/8/27		30,000	31,276
6.50% 1/20/43		10,000	10,234
Lazard Group
4.25% 11/14/20		10,000	10,553
6.85% 6/15/17		105,000	116,953
State Street 3.10% 5/15/23		90,000	88,894

			401,795

		Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals–0.52%
Celanese US Holdings
4.625% 11/15/22		40,000	$39,800
CF Industries
5.15% 3/15/34		20,000	20,984
5.375% 3/15/44		55,000	59,565
6.875% 5/1/18		105,000	119,457
7.125% 5/1/20		30,000	35,781
Dow Chemical 3.50% 10/1/24		20,000	19,838
Eastman Chemical 2.70% 1/15/20		40,000	40,273
Methanex 4.25% 12/1/24		40,000	39,905
Monsanto 4.40% 7/15/44		40,000	41,674
Mosaic 5.625% 11/15/43		55,000	63,270
PolyOne 5.25% 3/15/23		15,000	15,065
PPG Industries 2.30% 11/15/19		35,000	34,886
Rockwood Specialties Group 4.625% 10/15/20		30,000	31,087
#TPC Group 144A 8.75% 12/15/20		15,000	14,663

			576,248

Commercial Banks–1.34%
Australia & New Zealand Banking Group
2.625% 12/10/18	CAD	25,000	22,035
•3.625% 11/6/18	AUD	24,000	19,752
#•Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 144A 5.95% 1/30/24		200,000	208,500
BB&T
2.45% 1/15/20		70,000	69,797
5.25% 11/1/19		122,000	136,054
#BBVA Banco Continental 144A 5.00% 8/26/22		25,000	26,110
#BBVA Bancomer 144A 6.50% 3/10/21		150,000	163,185
City National 5.25% 9/15/20		40,000	44,597
Cooperatieve Centrale Raiffeisen-Boerenleenbank 2.50% 9/4/20	NOK	110,000	15,383
Northern Trust 3.95% 10/30/25		35,000	36,507
PNC Funding 5.625% 2/1/17		38,000	41,031
#•PNC Preferred Funding Trust II 144A 1.463% 3/31/49		100,000	94,500
Santander Holdings USA 3.45% 8/27/18		40,000	41,567
SVB Financial Group 5.375% 9/15/20		105,000	118,361
US Bancorp 3.60% 9/11/24		80,000	81,405
•USB Capital IX 3.50% 10/29/49		140,000	113,400
Wells Fargo 4.10% 6/3/26		170,000	173,987

LVIP Delaware Foundation® Moderate Allocation Fund–20

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Banks (continued)
Wells Fargo (continued)
4.65% 11/4/44	20,000	$20,721
Zions Bancorp 4.50% 6/13/23	40,000	42,303

		1,469,195

Commercial Services & Supplies–0.52%
#Algeco Scotsman Global Finance 144A 8.50% 10/15/18	200,000	194,000
#Brambles USA 144A 3.95% 4/1/15	20,000	20,139
#CDK Global 144A 4.50% 10/15/24	35,000	35,572
HD Supply
7.50% 7/15/20	10,000	10,525
11.50% 7/15/20	30,000	34,500
Ingram Micro 4.95% 12/15/24	35,000	35,057
# Prestige Brands 144A 5.375% 12/15/21	50,000	49,375
Reynolds Group Issuer 8.25% 2/15/21	100,000	103,000
Service International 5.375% 5/15/24	25,000	25,625
Spectrum Brands 6.375% 11/15/20	20,000	20,950
United Rentals North America 5.75% 11/15/24	45,000	46,463

		575,206

Computers & Peripherals–0.14%
NetApp 3.25% 12/15/22	65,000	64,219
Seagate HDD Cayman
#144A 4.75% 1/1/25	35,000	36,127
#144A 5.75% 12/1/34	50,000	52,888

		153,234

Consumer Finance–0.08%
General Motors Financial 4.375% 9/25/21	30,000	31,350
SunTrust Banks 2.35% 11/1/18	60,000	60,424

		91,774

Containers & Packaging–0.12%
Berry Plastics 5.50% 5/15/22	20,000	20,325
#BWAY Holding 144A 9.125% 8/15/21	45,000	45,225
#Consolidated Container 144A 10.125% 7/15/20	10,000	9,350
#Plastipak Holdings 144A 6.50% 10/1/21	25,000	25,125
Rock Tenn 3.50% 3/1/20	35,000	35,559

		135,584

		Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Consumer Services–0.12%
#Red de Carreteras de Occidente 144A 9.00% 6/10/28	MXN	2,000,000	$132,707

			132,707

Diversified Financial Services–0.99%
Bank of America 4.25% 10/22/26		200,000	199,826
#ERAC USA Finance 144A 3.30% 10/15/22		95,000	94,360
General Electric Capital
2.10% 12/11/19		35,000	34,982
3.45% 5/15/24		45,000	46,552
4.25% 1/17/18	NZD	40,000	31,193
5.55% 5/4/20		25,000	28,799
6.00% 8/7/19		50,000	58,218
•7.125% 12/15/49		100,000	116,750
Goldman Sachs Group 5.20% 12/17/19	NZD	31,000	24,342
JPMorgan Chase
•0.863% 1/28/19		25,000	25,025
4.125% 12/15/26		125,000	125,419
•6.75% 8/29/49		35,000	37,100
Morgan Stanley
•1.083% 1/24/19		26,000	26,077
4.35% 9/8/26		65,000	65,478
5.00% 9/30/21	AUD	25,000	21,493
• National Rural Utilities Cooperative Finance 4.75% 4/30/43		50,000	49,675
#SUAM Finance 144A 4.875% 4/17/24		100,000	100,250

			1,085,539

Diversified Telecommunication Services–1.01%
AT&T 4.80% 6/15/44		45,000	46,035
Bell Canada 3.35% 3/22/23	CAD	18,000	15,679
CenturyLink
5.80% 3/15/22		105,000	109,463
6.75% 12/1/23		30,000	32,963
Hughes Satellite Systems
7.625% 6/15/21		10,000	11,050
Intelsat Luxembourg 8.125% 6/1/23		85,000	87,125
#Level 3 Escrow II 144A 5.375% 8/15/22		40,000	40,300
Motorola Solutions 4.00% 9/1/24		60,000	60,481
Orange 5.50% 2/6/44		50,000	58,876
SBA Tower Trust
#144A 2.24% 4/16/18		35,000	34,738
#144A 2.898% 10/15/19		25,000	25,066
#SES 144A 3.60% 4/4/23		80,000	81,018

LVIP Delaware Foundation® Moderate Allocation Fund–21

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Telefonica Emisiones 6.421% 6/20/16	10,000	$10,701
Telefonica Emisiones SAU 4.57% 4/27/23	150,000	160,875
Verizon Communications
3.00% 11/1/21	165,000	162,978
4.40% 11/1/34	65,000	64,821
5.15% 9/15/23	75,000	82,876
Windstream
7.50% 4/1/23	5,000	5,000
7.75% 10/1/21	20,000	20,500

		1,110,545

Electric Utilities–1.68%
#•AES Gener 144A 8.375% 12/18/73	200,000	218,000
Ameren Illinois 3.25% 3/1/25	40,000	40,651
American Electric Power 2.95% 12/15/22	15,000	14,740
#American Transmission Systems 144A 5.25% 1/15/22	75,000	84,109
Berkshire Hathaway Energy 3.75% 11/15/23	145,000	151,460
#144A 4.50% 2/1/45	25,000	26,268
Cleveland Electric Illuminating 5.50% 8/15/24	35,000	41,520
ComEd Financing III 6.35% 3/15/33	50,000	51,643
Dominion Gas Holdings 3.60% 12/15/24	55,000	56,065
Dominion Resources 3.625% 12/1/24	30,000	30,452
DTE Energy 2.40% 12/1/19	40,000	40,053
#•Electricite de France 144A 5.25% 12/29/49	100,000	102,750
Entergy Arkansas 3.70% 6/1/24	20,000	20,999
Entergy Louisiana 4.05% 9/1/23	90,000	96,663
Great Plains Energy
4.85% 6/1/21	45,000	49,338
5.292% 6/15/22	35,000	40,191
Indiana Michigan Power 3.20% 3/15/23	55,000	55,398
IPALCO Enterprises 5.00% 5/1/18	35,000	37,100
ITC Holdings 3.65% 6/15/24	60,000	60,965
LG&E & KU Energy
3.75% 11/15/20	70,000	73,103
4.375% 10/1/21	130,000	138,573
#Metropolitan Edison 144A 4.00% 4/15/25	35,000	35,772
NextEra Energy Capital Holdings 2.40% 9/15/19	55,000	55,008

Principal Amount°		Value (U.S. $)
CORPORATE BONDS (continued)
Electric Utilities (continued)
NextEra Energy Capital Holdings (continued)
3.625% 6/15/23	25,000	$25,411
NV Energy 6.25% 11/15/20	85,000	99,989
Pennsylvania Electric
5.20% 4/1/20	75,000	82,783
Public Service of New Hampshire
3.50% 11/1/23	30,000	31,039
Public Service of Oklahoma 5.15% 12/1/19	60,000	67,140
# Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	25,000	25,475

		1,852,658

Electronic Equipment, Instruments & Components–0.15%
Thermo Fisher Scientific
2.40% 2/1/19	50,000	50,123
4.15% 2/1/24	110,000	116,224

		166,347

Energy Equipment & Services–0.12%
Bristow Group 6.25% 10/15/22	40,000	40,000
#Drill Rigs Holdings 144A 6.50% 10/1/17	70,000	58,450
Exterran Partners 6.00% 4/1/21	10,000	8,800
Key Energy Services 6.75% 3/1/21	30,000	18,900

		126,150

Food Products–0.04%
Smithfield Foods 6.625% 8/15/22	20,000	21,000
Sysco 4.35% 10/2/34	25,000	27,004

		48,004

Gas Utilities–0.02%
AmeriGas Finance 7.00% 5/20/22	25,000	26,000

		26,000

Health Care Equipment & Supplies–0.53%
Becton Dickinson
3.734% 12/15/24	55,000	56,742
4.685% 12/15/44	5,000	5,407
Boston Scientific
2.65% 10/1/18	15,000	15,031
6.00% 1/15/20	65,000	73,334
CareFusion 6.375% 8/1/19	70,000	81,071
#@Crimson Merger 144A 6.625% 5/15/22	40,000	36,000
Kinetic Concepts 10.50% 11/1/18	30,000	32,700
Medtronic
#144A 3.15% 3/15/22	50,000	50,715

LVIP Delaware Foundation® Moderate Allocation Fund–22

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal° Amount	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
Medtronic (continued)
#144A 3.50% 3/15/25	45,000	$46,132
#144A 4.375% 3/15/35	30,000	31,934
Zimmer Holdings
3.375% 11/30/21	70,000	71,220
4.625% 11/30/19	80,000	87,486

		587,772

Health Care Providers & Services–0.43%
Community Health Systems 6.875% 2/1/22	20,000	21,287
DaVita Healthcare Partners 5.125% 7/15/24	45,000	45,984
#Fresenius Medical Care US Finance II 144A 5.875% 1/31/22	20,000	21,800
HCA 5.00% 3/15/24	80,000	82,400
Highmark
#144A 4.75% 5/15/21	40,000	41,426
#144A 6.125% 5/15/41	15,000	15,883
McKesson 3.796% 3/15/24	135,000	138,946
#Milacron 144A 7.75% 2/15/21	20,000	20,500
Quest Diagnostics 2.70% 4/1/19	25,000	25,238
Tenet Healthcare 6.00% 10/1/20	53,000	57,045

		470,509

Hotels, Restaurants & Leisure–0.35%
#Caesars Growth Properties Holdings 144A 9.375% 5/1/22	25,000	22,125
International Game Technology 5.35% 10/15/23	65,000	65,579
#Landry’s 144A 9.375% 5/1/20	45,000	47,925
Marriott International 3.375% 10/15/20	40,000	41,003
MGM Resorts International 6.00% 3/15/23	50,000	50,500
#PF Chang’s China Bistro 144A 10.25% 6/30/20	10,000	10,025
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25	35,000	35,293
4.50% 10/1/34	20,000	20,464
Wyndham Worldwide
4.25% 3/1/22	30,000	30,687
5.625% 3/1/21	45,000	50,385
Wynn Las Vegas 5.375% 3/15/22	10,000	10,200

		384,186

Independent Power Producers & Energy Traders–0.12%
AES 5.50% 3/15/24	45,000	45,891
Calpine 5.375% 1/15/23	20,000	20,225
Dynegy Finance I
#144A 6.75% 11/1/19	10,000	10,187

	Principal° Amount	Value (U.S. $)
CORPORATE BONDS (continued)
Independent Power Producers & Energy Traders (continued)
Dynegy Finance I (continued)
#144A 7.375% 11/1/22	15,000	$15,281
#144A 7.625% 11/1/24	40,000	40,850

		132,434

Industrial Conglomerates–0.04%
#Gates Global 144A 6.00% 7/15/22	45,000	43,321

		43,321

Insurance–0.78%
•Allstate 5.75% 8/15/53	45,000	47,503
•American International Group 8.175% 5/15/58	95,000	129,200
Berkshire Hathaway Finance 2.90% 10/15/20	50,000	51,337
•Chubb 6.375% 3/29/67	70,000	75,393
#Hockey Merger 144A 7.875% 10/1/21	35,000	34,913
•ING US 5.65% 5/15/53	30,000	29,850
Liberty Mutual Group
#144A 4.25% 6/15/23	40,000	41,292
#144A 4.95% 5/1/22	15,000	16,253
MetLife
6.40% 12/15/36	50,000	56,000
6.817% 8/15/18	130,000	151,381
#Onex USI Acquisition 144A 7.75% 1/15/21	5,000	4,900
Prudential Financial
4.50% 11/15/20	20,000	21,734
•5.875% 9/15/42	40,000	42,400
TIAA Asset Management Finance
#@144A 2.95% 11/1/19	35,000	35,107
#144A 4.125% 11/1/24	75,000	76,986
•XL Group 6.50% 12/29/49	40,000	38,300

		852,549

Internet & Catalog Retail–0.08%
Amazon.com
3.80% 12/5/24	25,000	25,665
4.80% 12/5/34	25,000	26,327
Expedia 4.50% 8/15/24	20,000	20,235
#Netflix 144A 5.75% 3/1/24	20,000	20,900

		93,127

Internet Software & Services–0.25%
Baidu 3.25% 8/6/18	200,000	204,788
Equinix
4.875% 4/1/20	12,000	12,000
5.375% 4/1/23	43,000	43,215
Zayo Group 10.125% 7/1/20	14,000	15,828

		275,831

LVIP Delaware Foundation® Moderate Allocation Fund–23

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)
CORPORATE BONDS (continued)
IT Services–0.18%
First Data
11.25% 1/15/21	43,000	$48,913
11.75% 8/15/21	17,000	19,593
NCR 6.375% 12/15/23	30,000	31,350
Xerox 6.35% 5/15/18	85,000	96,185

		196,041

Machinery–0.26%
Crane
2.75% 12/15/18	10,000	10,117
4.45% 12/15/23	55,000	58,090
Ingersoll-Rand Global Holding 4.25% 6/15/23	140,000	147,836
LSB Industries 7.75% 8/1/19	10,000	10,450
Meritor 6.75% 6/15/21	15,000	15,750
Parker-Hannifin 3.30% 11/21/24	5,000	5,113
Trinity Industries 4.55% 10/1/24	45,000	43,792

		291,148

Media–1.53%
CC Holdings GS V 3.849% 4/15/23	15,000	14,926
CCO Holdings 5.25% 9/30/22	15,000	15,019
CCOH Safari 5.75% 12/1/24	20,000	20,275
#Columbus International 144A 7.375% 3/30/21	200,000	208,750
Comcast
3.375% 2/15/25	145,000	148,449
4.75% 3/1/44	15,000	16,785
Cox Communications
#144A 3.85% 2/1/25	75,000	75,860
#144A 4.80% 2/1/35	5,000	5,226
#CSC Holdings 144A 5.25% 6/1/24	50,000	50,375
DIRECTV Holdings
3.95% 1/15/25	105,000	106,044
5.15% 3/15/42	10,000	10,372
DISH DBS 5.00% 3/15/23	55,000	53,350
Gray Television 7.50% 10/1/20	65,000	67,275
Historic TW 6.875% 6/15/18	160,000	185,133
Interpublic Group 2.25% 11/15/17	25,000	25,065
Lamar Media 5.00% 5/1/23	25,000	24,875
#MDC Partners 144A 6.75% 4/1/20	25,000	25,844
#Nielsen Luxembourg 144A 5.50% 10/1/21	20,000	20,500
Omnicom Group 3.65% 11/1/24	125,000	125,315
#SES Global Americas Holdings 144A 5.30% 3/25/44	80,000	89,912
Sinclair Television Group 5.375% 4/1/21	20,000	19,950

Principal Amount°		Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Sinclair Television Group (continued)
#144A 5.625% 8/1/24	25,000	$24,313
6.125% 10/1/22	10,000	10,225
Time Warner Cable
4.00% 9/1/21	30,000	31,975
8.25% 4/1/19	100,000	122,527
Viacom 4.85% 12/15/34	135,000	138,590
WPP Finance 2010
5.625% 11/15/43	40,000	45,875

		1,682,805

Metals & Mining–0.40%
ArcelorMittal 10.35% 6/1/19	65,000	78,731
#FMG Resources August 2006 144A 6.875% 4/1/22	122,000	102,023
Freeport-McMoRan
4.00% 11/14/21	10,000	9,923
4.55% 11/14/24	30,000	29,188
#Gerdau Holdings 144A 7.00% 1/20/20	100,000	108,625
#Lundin Mining 144A 7.50% 11/1/20	22,000	21,835
Novelis 8.75% 12/15/20	30,000	31,950
Ryerson
9.00% 10/15/17	15,000	15,450
11.25% 10/15/18	3,000	3,210
Yamana Gold 4.95% 7/15/24	35,000	34,223

		435,158

Multiline Retail–0.02%
Target 2.30% 6/26/19	25,000	25,334

		25,334

Multi-Utilities–0.43%
Ameren Illinois 9.75% 11/15/18	170,000	217,463
American Water Capital 3.40% 3/1/25	40,000	40,339
•Integrys Energy Group 6.11% 12/1/66	60,000	60,132
NiSource Finance 6.125% 3/1/22	40,000	47,485
SCANA 4.125% 2/1/22	55,000	57,104
•Wisconsin Energy 6.25% 5/15/67	55,000	55,319

		477,842

Oil, Gas & Consumable Fuels–2.63%
Anadarko Petroleum 3.45% 7/15/24	40,000	39,128
California Resources
#144A 5.50% 9/15/21	20,000	17,200
#144A 6.00% 11/15/24	25,000	21,250

LVIP Delaware Foundation® Moderate Allocation Fund–24

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources 3.90% 2/1/25	30,000	$29,634
Chaparral Energy 7.625% 11/15/22	5,000	3,325
Chesapeake Energy 5.75% 3/15/23	10,000	10,350
Cimarex Energy 4.375% 6/1/24	25,000	23,937
CNOOC Nexen Finance 2014 4.25% 4/30/24	200,000	207,333
ConocoPhillips
3.35% 11/15/24	55,000	55,683
4.30% 11/15/44	20,000	21,010
Continental Resources 4.50% 4/15/23	120,000	114,332
El Paso Pipeline Partners Operating 4.30% 5/1/24	60,000	60,228
• Enbridge Energy Partners 8.05% 10/1/37	95,000	103,313
Energy Transfer Partners
5.95% 10/1/43	80,000	88,057
9.70% 3/15/19	48,000	60,299
# Energy XXI Gulf Coast 144A 6.875% 3/15/24	30,000	16,275
EnLink Midstream Partners 5.05% 4/1/45	30,000	29,093
• Enterprise Products Operating 7.034% 1/15/68	110,000	120,739
Halcon Resources 8.875% 5/15/21	25,000	18,937
Kinder Morgan #144A 5.00% 2/15/21	25,000	26,043
5.30% 12/1/34	70,000	71,269
5.55% 6/1/45	20,000	20,560
Kinder Morgan Energy Partners 9.00% 2/1/19	95,000	115,265
Laredo Petroleum 7.375% 5/1/22	40,000	37,600
Marathon Petroleum 4.75% 9/15/44	40,000	37,922
Midstates Petroleum 9.25% 6/1/21	35,000	17,850
Murphy Oil USA 6.00% 8/15/23	50,000	52,500
Newfield Exploration 5.625% 7/1/24	40,000	39,775
Noble Energy
3.90% 11/15/24	30,000	29,711
5.05% 11/15/44	35,000	34,727
Northern Oil and Gas 8.00% 6/1/20	15,000	11,437
Oasis Petroleum 6.875% 3/15/22.	45,000	41,175
# Pacific Rubiales Energy 144A 5.375% 1/26/19	113,000	97,632

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
PDC Energy 7.75% 10/15/22	10,000	$9,550
Petrobras Global Finance
3.00% 1/15/19	5,000	4,433
4.875% 3/17/20	70,000	65,661
Petrobras International Finance 5.375% 1/27/21	41,000	38,194
Petroleos de Venezuela 9.00% 11/17/21	10,000	4,425
Petroleos Mexicanos 6.00% 3/5/20	100,000	112,750
6.50% 6/2/41	20,000	23,050
Plains All American Pipeline 8.75% 5/1/19	95,000	118,398
Plains Exploration & Production 6.50% 11/15/20	23,000	24,954
Pride International 6.875% 8/15/20	125,000	140,411
Regency Energy Partners 5.50% 4/15/23	40,000	38,800
SandRidge Energy 8.125% 10/15/22	30,000	19,050
Statoil
2.90% 11/8/20	35,000	35,850
3.25% 11/10/24	25,000	25,135
Sunoco Logistics Partners Operations 3.45% 1/15/23	95,000	91,260
Talisman Energy
3.75% 2/1/21	40,000	38,733
5.50% 5/15/42	90,000	85,245
• TransCanada PipeLines 6.35% 5/15/67	115,000	111,838
Williams 4.55% 6/24/24	35,000	32,611
Williams Partners 7.25% 2/1/17	85,000	93,734
# Woodside Finance 144A 8.75% 3/1/19	85,000	105,399

		2,893,070

Paper & Forest Products–0.22%
Fibria Overseas Finance 5.25% 5/12/24	35,000	34,860
Georgia-Pacific #144A 3.60% 3/1/25	15,000	15,095
8.00% 1/15/24	110,000	146,472
International Paper 6.00% 11/15/41	40,000	46,995

		243,422

Pharmaceuticals–0.21%
Express Scripts Holding
2.25% 6/15/19	35,000	34,662
3.50% 6/15/24	80,000	79,879
Omnicare 5.00% 12/1/24	25,000	25,750

LVIP Delaware Foundation® Moderate Allocation Fund–25

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Par Pharmaceutical 7.375% 10/15/20	40,000	$42,000
# Salix Pharmaceuticals 144A 6.00% 1/15/21	25,000	25,563
# Valeant Pharmaceuticals International 144A 5.625% 12/1/21	10,000	10,100
# Valeant Pharmaceuticals International Escrow 144A 6.375% 10/15/20	15,000	15,731

		233,685

Real Estate Investment Trusts–0.91%
Alexandria Real Estate Equities
3.90% 6/15/23	10,000	10,050
4.50% 7/30/29	25,000	25,668
4.60% 4/1/22	80,000	85,220
American Tower Trust I
#144A 1.551% 3/15/43	20,000	19,781
#144A 3.07% 3/15/23	50,000	49,886
AvalonBay Communities 3.50% 11/15/24	30,000	30,052
CBL & Associates
4.60% 10/15/24	70,000	71,029
5.25% 12/1/23	10,000	10,734
Corporate Office Properties
3.60% 5/15/23	35,000	33,689
5.25% 2/15/24	45,000	48,418
DDR
4.75% 4/15/18	40,000	42,760
7.50% 4/1/17	20,000	22,419
7.875% 9/1/20	70,000	86,431
Education Realty Operating Partnership 4.60% 12/1/24	40,000	41,038
Excel Trust 4.625% 5/15/24	25,000	25,991
Geo Group 5.875% 10/15/24	25,000	25,437
Healthcare Trust of America Holdings 3.375% 7/15/21	20,000	19,993
Hospitality Properties Trust 4.50% 3/15/25	40,000	40,346
Host Hotels & Resorts 3.75% 10/15/23	60,000	59,958
4.75% 3/1/23	80,000	85,152
Regency Centers
4.80% 4/15/21	50,000	54,517
5.875% 6/15/17	15,000	16,509
Weyerhaeuser 4.625% 9/15/23	85,000	91,720

		996,798

Real Estate Management & Development–0.03%
WP Carey 4.60% 4/1/24	35,000	36,818

		36,818

Principal Amount°		Value (U.S. $)
CORPORATE BONDS (continued)
Road & Rail–0.09%
Burlington Northern Santa Fe 3.40% 9/1/24	85,000	$86,725
Norfolk Southern 3.85% 1/15/24	15,000	15,801

		102,526

Software–0.12%
# Activision Blizzard 144A 6.125% 9/15/23	40,000	43,200
#@ BMC Software Finance 144A 8.125% 7/15/21	10,000	9,450
Oracle
3.40% 7/8/24	40,000	40,931
4.50% 7/8/44	30,000	32,667

		126,248

Specialty Retail–0.41%
Bed Bath & Beyond
4.915% 8/1/34	45,000	46,521
5.165% 8/1/44	40,000	41,948
#~ Chinos Intermediate Holdings 144A PIK 7.75% 5/1/19	35,000	31,063
QVC
4.375% 3/15/23	85,000	85,438
5.45% 8/15/34	50,000	48,933
Sally Holdings 5.75% 6/1/22	20,000	21,050
Signet UK Finance 4.70% 6/15/24	125,000	120,842
Walgreens Boots Alliance 3.80% 11/18/24	50,000	51,097

		446,892

Textiles, Apparel & Luxury Goods–0.08%
#INVISTA Finance 144A 4.25% 10/15/19	45,000	45,225
Levi Strauss 6.875% 5/1/22	35,000	37,800

		83,025

Transportation Infrastructure–0.16%
AP Moeller-Maersk
#144A 2.55% 9/22/19	25,000	25,098
#144A 3.75% 9/22/24	35,000	36,008
# DP World 144A 6.85% 7/2/37	100,000	113,278

		174,384

Wireless Telecommunication Services–0.35%
# Crown Castle Towers 144A 4.883% 8/15/20	190,000	209,394
Sprint
7.125% 6/15/24	60,000	56,100
7.875% 9/15/23	35,000	34,727
T-Mobile USA
6.125% 1/15/22	70,000	71,313

LVIP Delaware Foundation® Moderate Allocation Fund–26

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)
CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
T-Mobile USA (continued)
6.836% 4/28/23	10,000	$10,363

		381,897

Total Corporate Bonds (Cost $20,517,635)		20,975,220

MUNICIPAL BONDS–0.16%
Golden State, California Tobacco Securitization
Asset-Back Senior Notes Series A-1
5.125% 6/1/47	20,000	15,096
5.75% 6/1/47	20,000	16,527
New Jersey State Transportation Trust Fund Series AA 5.00% 6/15/44	20,000	21,450
New York City, New York Series I 5.00% 8/1/22	15,000	18,018
New York State Thruway Authority Series A 5.00% 5/1/19	20,000	22,899
Oregon State Taxable Pension 5.892% 6/1/27	35,000	43,834
State of Maryland Local Facilities Series A 5.00% 8/1/21	20,000	24,196
Texas Private Activity Bond Surface Transportation Senior Lien Revenue Bond (NTE Mobility) 6.75% 6/30/43	15,000	18,298

Total Municipal Bonds (Cost $163,266)		180,318

NON-AGENCY ASSET-BACKED SECURITIES–0.66%
#ARL Second Series 2014-1A A1 144A 2.92% 6/15/44	94,844	94,218
#Avis Budget Rental Car Funding AESOP Series 2013-1A A 144A 1.92% 9/20/19	100,000	98,957
BA Credit Card Trust
•Series 2014-A2 A 0.431% 9/16/19	30,000	29,945
•Series 2014-A3 A 0.451% 1/15/20	35,000	34,994
•Chase Issuance Trust Series 2014-A8 A 0.411% 11/15/18	35,000	35,003
Ford Credit Auto Owner Trust Series 2014-C A3 1.06% 5/15/19	30,000	29,913
•GE Dealer Floorplan Master Note Trust Series 2014-2 A 0.615% 10/20/19	50,000	50,020

Principal Amount°		Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
#• MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	946		$945
Mid-State Trust Series 11 A1 4.864% 7/15/38	11,411		12,131
#MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22	100,000		98,912
Synchrony Credit Card Master Note Trust Series 2014-1 A 1.61% 11/15/20	100,000		99,635
#• Trafigura Securitisation Finance Series 2012-1A A 144A 2.561% 10/15/15	140,000		140,334

Total Non-Agency Asset-Backed Securities (Cost $727,729)			725,007

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.17%
fAmerican Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	10,740		10,606
Bank of America Alternative Loan Trust Series 2005-3 2A1 5.50% 4/25/20	8,390		8,658
Series 2005-6 7A1 5.50% 7/25/20	1,606		1,619
•ChaseFlex Trust Series 2006-1 A4 5.002% 6/25/36	100,000		87,036
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	28,966		29,022
#• GSMPS Mortgage Loan Trust 144A Series 1998-3 A 7.75% 9/19/27	7,924		8,302
JPMorgan Mortgage Trust Series 2006-S1 1A1 6.00% 4/25/36	30,148		30,440
•MASTR ARM Trust Series 2003-6 1A2 2.45% 12/25/33	3,081		3,065
♦Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34	14,259		14,554

Total Non-Agency Collateralized Mortgage Obligations (Cost $157,456)		193,302

LVIP Delaware Foundation® Moderate Allocation Fund–27

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)
ΔREGIONAL BONDS–0.09%
Australia–0.03%
New South Wales Treasury 4.00% 5/20/26	AUD	21,000	$18,356
Queensland Treasury #144A 4.75% 7/21/25	AUD	13,000	12,051
Canada–0.06%
Province of Ontario Canada 3.45% 6/2/45	CAD	11,000	9,793
Province of Quebec Canada 6.00% 10/1/29	CAD	50,000	57,937

Total Regional Bonds (Cost $99,283)			98,137

«SENIOR SECURED LOANS–2.86%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		72,038	72,036
Aramark Tranche E 3.25% 9/7/19		58,200	57,454
Azure Midstream Tranche B 6.50% 11/15/18		46,297	41,668
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19		113,701	111,873
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21		44,775	41,161
Calpine Construction Finance Tranche B 3.00% 5/3/20		98,301	94,656
Charter Communications Tranche B 1st Lien 4.25% 9/12/21		45,000	45,345
Chrysler Group Tranche B 1st Lien 3.50% 5/24/17		4,911	4,894
Clear Channel Communications Tranche B 3.81% 1/29/16		81,333	80,682
Community Health Systems Tranche D 4.25% 1/27/21		82,342	82,282
Community Health Systems Tranche E 3.49% 1/25/17		21,608	21,519
Drillships Financing Holdings Tranche B1 6.00% 3/31/21		39,500	31,180
Emdeon 1st Lien 3.75% 11/2/18		62,950	61,986
First Data Tranche B 1st Lien 4.16% 3/24/21		217,237	214,628
HCA Tranche B4 2.98% 5/1/18		88,875	88,285
HCA Tranche B5 1st Lien 2.91% 3/31/17		96,775	96,210
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20		206,667	204,642
Hunstman International Tranche B 1st Lien 3.75% 10/1/21		195,000	192,221
Immucor Tranche B2 5.00% 8/19/18		38,956	38,566

	Principal Amount°		Value (U.S. $)
«SENIOR SECURED LOANS (continued)
Infor US Tranche B5 1st Lien 3.75% 6/3/20		150,885	$146,705
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19		110,553	109,198
KIK Custom Products 1st Lien 5.50% 4/29/19		123,746	121,374
Landry’s Tranche B 4.00% 4/24/18		31,033	30,885
Level 3 Financing Tranche B 4.00% 1/15/20		60,000	59,625
Moxie Liberty Tranche B 7.50% 8/21/20		5,000	4,975
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20		39,701	38,973
Novelis Tranche B 3.75% 3/10/17		37,226	36,872
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19		21,375	21,195
Patheon 4.25% 3/11/21		174,125	169,445
Republic of Angola (Unsecured) 6.57% 12/16/23		72,000	72,180
Scientific Games International 6.00% 10/18/20		59,400	58,702
Sprouts Farmers 4.00% 4/23/20		43,461	43,434
Univision Communications Tranche C4 4.00% 3/1/20		163,522	160,251
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19		39,204	38,640
Valeant Pharmaceuticals Tranche BE 3.50% 8/5/20		47,772	47,414
Wide Open West Finance 4.75% 4/1/19		225,975	224,987
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		182,215	180,765

Total Senior Secured Loans (Cost $3,176,127)			3,146,908

ΔSOVEREIGN BONDS–0.72%
Brazil–0.08%
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	36,000	12,249
10.00% 1/1/21	BRL	216,000	69,483

			81,732

Chile–0.08%
Chile Government International Bond 5.50% 8/5/20	CLP	50,000,000	86,802

			86,802

LVIP Delaware Foundation® Moderate Allocation Fund–28

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Colombia–0.04%
Colombia Government International Bond
4.375% 3/21/23	COP	75,000,000	$27,670
9.85% 6/28/27	COP	33,000,000	17,400

			45,070

Hungary–0.04%
Hungary Government International Bond 5.375% 3/25/24		40,000	43,400

			43,400

Iceland–0.10%
#Republic of Iceland 144A 5.875% 5/11/22		100,000	112,241

			112,241

Indonesia–0.03%
Indonesia Government 7.875% 4/15/19	IDR	406,000,000	33,068

			33,068

Mexico–0.05%
Mexican Bonos
6.50% 6/10/21	MXN	37,600	2,689
6.50% 6/9/22	MXN	496,000	35,332
10.00% 12/5/24	MXN	196,000	17,433

			55,454

Norway–0.03%
Kommunalbanken 5.00% 3/28/19	NZD	22,000	17,670
Norway Government Bond
2.00% 5/24/23	NOK	33,000	4,622
3.75% 5/25/21	NOK	56,000	8,667

			30,959

Peru–0.04%
#Peruvian Government International Bond 144A 5.70% 8/12/24	PEN	116,000	38,871

			38,871

Poland–0.01%
Poland Government Bond
^2.242% 7/25/16	PLN	25,000	6,870
5.25% 10/25/17	PLN	27,000	8,316

			15,186

Portugal–0.00%
#Portugal Government International Bond 144A 5.125% 10/15/24		4,000	4,206

			4,206

		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Republic of Korea–0.05%
Korea Treasury Inflation-Linked Bond 1.125% 6/10/23	KRW	67,550,968	$59,647

			59,647

South Africa–0.08%
South Africa Government Bond
6.75% 3/31/21	ZAR	400,000	33,141
8.00% 1/31/30	ZAR	583,000	48,977

			82,118

Sweden–0.03%
Sweden Government Bond
1.50% 11/13/23	SEK	140,000	19,038
2.50% 5/12/25	SEK	75,000	11,107

			30,145

United Kingdom–0.06%
United Kingdom Gilt Inflation-Linked Bond 0.125% 3/22/24	GBP	40,395	69,296

			69,296

Total Sovereign Bonds (Cost $834,283)			788,195

SUPRANATIONAL BANKS–0.11%
European Bank for Reconstruction & Development 6.00% 3/3/16	INR	2,000,000	31,597
Inter-American Development Bank 7.25% 7/17/17	IDR	370,000,000	29,754
International Bank for Reconstruction & Development
•2.985% 9/24/18	AUD	36,000	29,420
4.625% 10/6/21	NZD	40,000	32,021

Total Supranational Banks (Cost $129,141)			122,792

U.S. TREASURY OBLIGATIONS–3.35%
U.S. Treasury Bonds
3.00% 11/15/44		30,000	31,538
3.125% 8/15/44		1,595,000	1,717,491
•¥ U.S. Treasury Floating Rate Note 0.099% 4/30/16		845,000	845,017
U.S. Treasury Notes
1.50% 11/30/19		20,000	19,875
2.25% 11/15/24		610,000	614,194
2.375% 8/15/24		455,000	463,460

Total U.S. Treasury Obligations (Cost $3,544,406)			3,691,575

LVIP Delaware Foundation® Moderate Allocation Fund–29

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.95%
Dreyfus Treasury & Agency Cash Management—Institutional Shares	2,144,807	$2,144,807

Total Money Market Fund (Cost $2,144,807)		2,144,807

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENT–4.54%
≠Discounted Commercial Paper–4.54%
Abbey National North America 0.10% 1/2/15	5,000,000	$4,999,993

Total Short-Term Investment (Cost $4,999,993)		4,999,993

TOTAL VALUE OF SECURITIES–104.86% (Cost $94,743,249)	115,353,044
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.86%)	(5,342,318)

NET ASSETS APPLICABLE TO 7,027,907 SHARES OUTSTANDING–100.00%	$110,010,726

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND STANDARD CLASS ($102,477,120 / 6,556,040 Shares)	$15.631

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND SERVICE CLASS ($7,533,606 / 471,867 Shares)	$15.966

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$87,032,683
Undistributed net investment income	116,608
Accumulated net realized gain on investments.	2,265,292
Net unrealized appreciation of investments and derivatives.	20,596,143

Total net assets	$110,010,726

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $7,335,161, which represents 6.67% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin.

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

«

Includes $7,597 cash due to broker, $34,270 foreign currencies pledged as collateral for futures contracts, $9,064,226 payable for securities purchased and $498,671 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $1,288,825, which represents 1.17% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

^	Zero coupon security. The rate shown is the yield at the time of purchase.

♦

PassThrough Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $47,311, which represents 0.04% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2014.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

LVIP Delaware Foundation® Moderate Allocation Fund–30

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

[o]	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2014.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(75,879)	USD	65,907	1/9/15	$3,994
BAML	CAD	(90,969)	USD	80,008	1/9/15	1,734
BAML	EUR	(29,449)	USD	36,604	1/9/15	966
BAML	NZD	(135,255)	USD	106,651	1/9/15	1,244
BNP	AUD	(13,478)	USD	11,702	1/9/15	705
BNP	NOK	(173,691)	USD	24,751	1/9/15	1,481
BNYM	CAD	(27,050)	USD	23,263	1/2/15	(16)
BNYM	CAD	(26,997)	USD	23,216	1/5/15	(16)
BNYM	GBP	6,065	USD	(9,444)	1/2/15	8
DB	MXN	(2,714,123)	USD	188,863	1/9/15	5,009
DB	NZD	(52,225)	USD	40,665	1/9/15	(35)
HSBC	GBP	(60,017)	USD	93,837	1/9/15	312
JPMC	KRW	(28,845,280)	USD	26,195	1/9/15	(166)
JPMC	SEK	(88,079)	USD	11,870	1/9/15	571
TD	BRL	(82,577)	USD	31,416	1/9/15	421
TD	JPY	(1,839,899)	USD	15,826	1/9/15	463
TD	ZAR	(983,884)	USD	84,450	1/9/15	(502)
UBS	COP	(84,131,730)	USD	36,342	1/9/15	1,118

						$17,291

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(4)	E-mini MSCI EAFE Index	$(348,308)	$(351,580)	3/24/15	$(3,272)
(7)	E-mini MSCI Emerging Markets Index	(322,189)	(335,195)	3/24/15	(13,006)
(4)	E-mini S&P 500 Index	(403,878)	(410,480)	3/24/15	(6,602)
2	U.S. Treasury Long Bond	285,546	289,125	3/24/15	3,579
(13)	U.S. Treasury 5 yr Notes	(1,546,656)	(1,546,086)	4/1/15	570
9	U.S. Treasury 10 yr Notes	1,142,043	1,141,172	3/24/15	(871)

		$(1,193,442)			$(19,602)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BNP–BNP Paribas

BNYM–Bank of New York Mellon

BRL–Brazilian Real

CAD–Canadian Dollar

LVIP Delaware Foundation® Moderate Allocation Fund–31

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)

CLP–Chilean Peso

COP–Colombian Peso

DB–Deutsche Bank

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

EUR–Euro

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GNMA–Government National Mortgage Association

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HSBC–Hong Kong Shanghai Bank

IDR–Indonesian Rupiah

INR–Indian Rupee

JPMC–JPMorgan Chase Bank JPY–Japanese Yen

KRW–South Korean Won

MASTR–Mortgage Asset Securitization Transactions, Inc.

MXN–Mexican Peso

NOK–Norwegian Krone

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

PEN–Peruvian Nuevo Sol PIK–Pay-in-kind

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona S.F.–Single Family

TBA–To be announced

TD–Toronto Dominion Securities

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–32

LVIP Delaware Foundation® Moderate

Allocation Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$1,543,672
Interest	1,537,945
Foreign tax withheld	(46,056)

3,035,561

EXPENSES:
Management fees	831,187
Pricing fees	63,317
Professional fees	55,223
Custodian fees	29,925
Reports and statements to shareholders	27,233
Accounting and administration expenses	26,724
Distribution fees-Service Class	16,122
Trustees’ fees and expenses	2,345
Consulting fees	1,791
Other	1,169

1,055,036
Less management fees waived	(110,825)
Less expenses reimbursed	(119,067)

Total operating expenses	825,144

NET INVESTMENT INCOME	2,210,417

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	4,693,025
Foreign currencies*	(29,202)
Foreign currency exchange contracts	(29,164)
Futures contracts	(140,127)
Swap contracts	(11,552)

Net realized gain	4,482,980

Net change in unrealized appreciation (depreciation) of:
Investments**	(1,537,430)
Foreign currencies	(11,068)
Foreign currency exchange contracts	20,537
Futures contracts	(130,073)
Swap contracts	(264)

Net change in unrealized appreciation (depreciation)	(1,658,298)

NET REALIZED AND UNREALIZED GAIN	2,824,682

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,035,099

*Includes $396 currency taxes paid.

**Includes $39 capital gains taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate

Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,210,417	$1,930,501
Net realized gain	4,482,980	3,242,087
Net change in unrealized appreciation (depreciation)	(1,658,298)	8,495,249

Net increase in net assets resulting from operations	5,035,099	13,667,837

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,081,254)	(1,857,744)
Service Class	(129,702)	(78,727)
Net realized gain:
Standard Class	(4,125,994)	(2,236,036)
Service Class	(277,663)	(98,052)

	(6,614,613)	(4,270,559)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,369,489	36,752,221
Service Class	2,344,417	2,225,298
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,207,248	4,093,780
Service Class	407,365	176,779

	21,328,519	43,248,078

Cost of shares redeemed:
Standard Class	(18,068,483)	(35,997,662)
Service Class	(306,782)	(169,893)

	(18,375,265)	(36,167,555)

Increase in net assets derived from capital share transactions	2,953,254	7,080,523

NET INCREASE IN NET ASSETS	1,373,740	16,477,801
NET ASSETS:
Beginning of year	108,636,986	92,159,185

End of year	$110,010,726	$108,636,986

Undistributed (distributions in excess of) net investment income	$116,608	$(79,867)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–33

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Standard Class
			Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$15.878	$14.477	$13.334	$13.650	$12.613

Income (loss) from investment operations:
Net investment income[1]	0.325	0.295	0.303	0.320	0.334
Net realized and unrealized gain (loss)	0.409	1.746	1.199	(0.286)	1.044

Total from investment operations	0.734	2.041	1.502	0.034	1.378

Less dividends and distributions from:
Net investment income	(0.325)	(0.290)	(0.339)	(0.350)	(0.341)
Net realized gain	(0.656)	(0.350)	(0.020)	—	—

Total dividends and distributions	(0.981)	(0.640)	(0.359)	(0.350)	(0.341)

Net asset value, end of period	$15.631	$15.878	$14.477	$13.334	$13.650

Total return[2]	4.63%	14.24%	11.30%	0.27%	11.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$102,477	$103,403	$89,494	$112,260	$101,545
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.94%	1.00%	1.00%	0.97%	1.00%
Ratio of net investment income to average net assets	2.01%	1.92%	2.15%	2.31%	2.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.80%	1.65%	1.88%	2.07%	2.31%
Portfolio turnover	117%	163%	161%	143%	148%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–34

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Service Class
			Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$16.198	$14.761	$13.589	$13.905	$12.855

Income (loss) from investment operations:
Net investment income[1]	0.290	0.262	0.274	0.289	0.312
Net realized and unrealized gain (loss)	0.418	1.777	1.221	(0.289)	1.057

Total from investment operations	0.708	2.039	1.495	—	1.369

Less dividends and distributions from:
Net investment income	(0.284)	(0.252)	(0.303)	(0.316)	(0.319)
Net realized gain	(0.656)	(0.350)	(0.020)	—	—

Total dividends and distributions	(0.940)	(0.602)	(0.323)	(0.316)	(0.319)

Net asset value, end of period	$15.966	$16.198	$14.761	$13.589	$13.905

Total return[2]	4.38%	13.96%	11.03%	0.02%	10.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,534	$5,234	$2,665	$1,047	$373
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.19%	1.25%	1.25%	1.22%	1.25%
Ratio of net investment income to average net assets	1.76%	1.67%	1.90%	2.06%	2.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	1.40%	1.63%	1.82%	2.06%
Portfolio turnover	117%	163%	161%	143%	148%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–35

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Foundation® Moderate Allocation Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income, including short-term debt, securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement

LVIP Delaware Foundation® Moderate Allocation Fund–36

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAPP. Therefore, the Fund follows the accounting and reporting guidlines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of average daily net assets for the Standard Class and 0.98% for the Service Class. The agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of Board and LIAC.

Delaware Investments Fund Advisers (DIFA) (Sub-Adviser) a series of Delaware Management Business Trust and its affiliate, Jackson Square Partners, LLC (JSP) (Sub-Adviser), are responsible for the day-to-day management of the Fund’s investment portfolio. LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets to the Sub-Adviser for its services.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in

LVIP Delaware Foundation® Moderate Allocation Fund–37

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

“Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$4,487
Legal fees	1,348

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$7,953
Management fees payable to LIAC	60,880
Distribution fees payable to LFD	1,583

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$95,765,092
Purchases of U.S. government securities	29,880,744
Sales other than U.S. government securities	95,486,802
Sales of U.S. government securities	30,138,623

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$95,939,621

Aggregate unrealized appreciation	$23,815,283
Aggregate unrealized depreciation	(4,401,860)

Net unrealized appreciation	$19,413,423

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be

LVIP Delaware Foundation® Moderate Allocation Fund–38

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$1,185,970	$—	$—	$1,185,970
Air Freight & Logistics	170,938	—	—	170,938
Auto Components	472,072	—	—	472,072
Automobiles	75,175	—	—	75,175
Banks	1,448,849	—	—	1,448,849
Beverages	171,209	—	—	171,209
Biotechnology	1,307,977	—	—	1,307,977
Building Products	97,877	—	—	97,877
Capital Markets	825,963	—	—	825,963
Chemicals	737,388	—	—	737,388
Commercial Services & Supplies	621,355	—	—	621,355
Communications Equipment	1,204,202	—	—	1,204,202
Construction & Engineering	107,553	—	—	107,553
Consumer Finance	80,899	—	—	80,899
Containers & Packaging	73,243	—	—	73,243
Diversified Financial Services	395,818	—	—	395,818
Diversified Telecommunication Services	885,854	—	—	885,854
Electric Utilities	508,278	—	—	508,278
Electrical Equipment	53,688	—	—	53,688
Electronic Equipment, Instruments & Components	187,454	—	—	187,454
Energy Equipment & Services	467,112	—	—	467,112
Food & Staples Retailing	1,214,135	—	—	1,214,135
Food Products	1,183,341	—	—	1,183,341
Gas Utilities	19,742	—	—	19,742
Health Care Equipment & Supplies	702,861	—	—	702,861
Health Care Providers & Services	1,086,081	—	—	1,086,081
Hotels, Restaurants & Leisure	425,772	—	—	425,772
Household Products	227,442	—	—	227,442
Industrial Conglomerates	139,238	—	—	139,238
Insurance	1,253,298	—	—	1,253,298
Internet & Catalog Retail	959,791	—	—	959,791
Internet Software & Services	2,038,706	—	—	2,038,706
IT Services	1,807,031	—	—	1,807,031
Life Sciences Tools & Services	105,244	—	—	105,244
Machinery	391,774	—	—	391,774
Media	529,577	—	—	529,577
Metals & Mining	77,950	—	—	77,950
Multiline Retail	163,390	—	—	163,390
Multi-Utilities	158,296	—	—	158,296
Oil, Gas & Consumable Fuels	2,785,663	—	—	2,785,663
Paper & Forest Products	160,387	—	—	160,387
Pharmaceuticals	2,548,196	—	—	2,548,196
Professional Services	176,092	—	—	176,092
Real Estate Investment Trusts	3,552,166	—	—	3,552,166
Road & Rail	226,076	—	—	226,076
Semiconductors & Semiconductor Equipment	1,091,127	—	—	1,091,127
Software	1,865,431	—	—	1,865,431
Specialty Retail	1,185,145	—	—	1,185,145
Technology Hardware, Storage & Peripherals	341,796	—	—	341,796

LVIP Delaware Foundation® Moderate Allocation Fund–39

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$484,443	$—	$—	$484,443
Trading Companies & Distributors	59,951	—	—	59,951
Developed Markets
Aerospace & Defense	—	178,881	—	178,881
Air Freight & Logistics	—	332,637	—	332,637
Airlines	146,175	—	—	146,175
Auto Components	—	224,496	—	224,496
Automobiles	—	501,414	—	501,414
Banks	—	1,528,666	—	1,528,666
Beverages	—	403,249	—	403,249
Construction & Engineering	—	267,552	—	267,552
Construction Materials	—	199,789	—	199,789
Containers & Packaging	—	218,050	—	218,050
Diversified Telecommunication Services	—	289,867	—	289,867
Energy Equipment & Services	—	141,247	—	141,247
Food Products	—	334,833	—	334,833
Household Durables	—	194,107	—	194,107
Industrial Conglomerates	—	277,425	—	277,425
Insurance	—	374,495	—	374,495
IT Services	509,433	410,190	—	919,623
Life Sciences Tools & Services	55,834	—	—	55,834
Media	—	199,727	—	199,727
Metals & Mining	143,462	217,181	—	360,643
Multi-Utilities	—	137,562	—	137,562
Oil, Gas & Consumable Fuels	190,542	175,982	—	366,524
Pharmaceuticals	1,087,287	990,026	—	2,077,313
Road & Rail	—	253,719	—	253,719
Software	—	115,902	—	115,902
Specialty Retail	—	324,547	—	324,547
Textiles, Apparel & Luxury Goods	—	445,696	—	445,696
Trading Companies & Distributors	—	374,735	—	374,735
Wireless Telecommunication Services	—	231,556	—	231,556
Emerging Markets
Airlines	81,075	—	—	81,075
Automobiles	—	104,738	—	104,738
Banks	426,368	534,627	—	960,995
Beverages	133,933	230,064	—	363,997
Building Products	—	145,456	—	145,456
Chemicals	110,116	—	—	110,116
Construction & Engineering	30,012	—	—	30,012
Construction Materials	141,996	128,816	—	270,812
Diversified Financial Services	—	66,327	—	66,327
Diversified Telecommunication Services	102,806	—	—	102,806
Electronic Equipment, Instruments & Components	71,205	120,392	—	191,597
Food & Staples Retailing	116,299	—	—	116,299
Food Products	209,134	221,818	—	430,952
Hotels, Restaurants & Leisure	41,116	—	—	41,116
Household Durables	—	41,451	—	41,451
Insurance	—	88,218	—	88,218
Internet Software & Services	927,924	—	—	927,924
IT Services	45,555	—	—	45,555
Media	197,548	—	—	197,548
Metals & Mining	74,767	38,819	—	113,586
Multiline Retail	—	109,507	—	109,507
Oil, Gas & Consumable Fuels	464,045	483,757	—	947,802

LVIP Delaware Foundation® Moderate Allocation Fund–40

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Paper & Forest Products	$93,777	$45,285	$—	$139,062
Personal Products	83,328	—	—	83,328
Real Estate Management & Development	—	49,767	—	49,767
Road & Rail	17,612	—	—	17,612
Semiconductors & Semiconductor Equipment	76,092	240,578	—	316,670
Technology Hardware, Storage & Peripherals	—	469,999	—	469,999
Wireless Telecommunication Services	895,117	317,829	—	1,212,946
Convertible Preferred Stock	145,394	70,750	—	216,144
Exchange-Traded Funds	8,621,941	—	—	8,621,941
Preferred Stock	168,530	200,919	—	369,449
Agency Asset-Backed Security	—	308	—	308
Agency Collateralized Mortgage Obligations	—	425,359	—	425,359
Agency Mortgage-Backed Securities	—	8,510,424	—	8,510,424
Agency Obligation	—	50,746	—	50,746
Commercial Mortgage-Backed Securities	—	2,155,686	—	2,155,686
Convertible Bonds	—	644,180	—	644,180
Corporate Bonds	—	20,975,220	—	20,975,220
Municipal Bonds	—	180,318	—	180,318
Non-Agency Asset-Backed Securities	—	725,007	—	725,007
Non-Agency Collateralized Mortgage Obligations	—	193,302	—	193,302
Regional Bonds	—	98,137	—	98,137
Senior Secured Loans	—	3,074,728	72,180	3,146,908
Sovereign Bonds	—	788,195	—	788,195
Supranational Banks	—	122,792	—	122,792
U.S. Treasury Obligations	—	3,691,575	—	3,691,575
Money Market Fund	2,144,807	—	—	2,144,807
Short-Term Investment	—	4,999,993	—	4,999,993

Total	$55,592,246	$59,688,618	$72,180	$115,353,044

Foreign Currency Exchange Contracts	$—	$17,291	$—	$17,291

Futures Contracts	$(19,602)	$—	$—	$(19,602)

As a result of utilizing international fair value pricing at December 31, 2014, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$2,995,892	$2,222,398
Long-term capital gains	3,618,721	2,048,161

Total	$6,614,613	$4,270,559

LVIP Delaware Foundation® Moderate Allocation Fund–41

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$87,032,683
Undistributed ordinary income	250,800
Undistributed long-term capital gains	3,377,570
Other temporary differences	(53,519)
Unrealized appreciation	19,403,192

Net assets	$110,010,726

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, contingent payment debt instruments, tax deferral of losses on straddles, passive foreign investment companies (PFIC), mark-to-market of futures contracts and foreign currency contracts, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, return of capital on investments, PFICs, contingent payment debt instruments, CDS contracts, redesignation of dividends and distributions and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$197,014	$(197,014)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	765,551	2,394,715
Service Class	142,247	142,328
Shares issued upon reinvestment of dividends and distributions:
Standard Class	391,596	263,422
Service Class	25,190	11,168

	1,324,584	2,811,633

Shares redeemed:
Standard Class	(1,113,636)	(2,327,245)
Service Class	(18,698)	(10,895)

	(1,132,334)	(2,338,140)

Net increase	192,250	473,493

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s

LVIP Delaware Foundation® Moderate Allocation Fund–42

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2014, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

No options written were outstanding at December 31, 2014.

Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to a central counterparty for CDS basket trades, as determined by an applicable central counterparty. At December 31, 2014, there were no open CDS contracts.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by trading these instruments through a central counterparty.

LVIP Delaware Foundation® Moderate Allocation Fund–43

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its positions in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$18,026	Liabilities net of receivables and other assets	$(735)
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(22,880)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	4,149	Liabilities net of receivables and other assets	(871)

Total		$22,175		$(24,486)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(29,164)	$20,537
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(140,829)	(22,880)
Interest rate contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	702	(107,193)
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(11,552)	(264)

Total		$(180,843)	$(109,800)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset		Liability
	Derivative		Derivative
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	317,433	USD	688,921
Futures contracts (average notional value)		970,711		4,584,458
Options contracts (average notional value)		38		—
CDS contracts (average notional value)*	EUR	4,506	EUR	—
	USD	112,100	USD	—

*Asset represents buying protection and liability represents selling protection.

At December 31, 2014, the Fund posted U.S. Treasury Obligations with a value of $94,996, $7,597 cash due to broker and $34,270 foreign currencies as collateral for futures contracts.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with

LVIP Delaware Foundation® Moderate Allocation Fund–44

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2014, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Foreign Currency Exchange Contracts	$18,026	$(711)	$17,315

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[1]
Bank of America Merrill Lynch	$ 7,938	$—	$—	$ 7,938
Banque Paribas	2,186	—	—	2,186
Deutsche Bank	4,974	—	—	4,974
Hong Kong Shanghai Bank	312	—	—	312
JPMorgan Chase Bank	405	—	—	405
Toronto Dominion Bank	382	—	—	382
Union Bank of Switzerland	1,118	—	—	1,118

Total	$17,315	$—	$—	$17,315

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Foreign Currency Exchange Contracts	$(735)	$711	$(24)
Futures Contracts[2]	(19,602	—	(19,602)

Total	$(20,337)	$711	$(19,626)

		Gross Amounts Not Offset in the Statement of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[3]
Bank of New York Mellon	$(24)	$—	$—	$(24)
JPMorgan Chase Bank	(19,602)	—	19,602	—

Total	$(19,626)	$—	$19,602	$(24)

1Net amount represents the net amount receivable from the counterparty in the event of default.

2Net amount as disclosed in the Statement of Net Assets.

3Net amount represents the net amount payable due to the counterparty in the event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP Delaware Foundation® Moderate Allocation Fund–45

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard and Poor’s Financial Services LLC and/or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely effected by shifts in market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–46

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board ® of Trustees

LVIP Delaware Foundation Moderate Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Moderate Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Moderate Allocation Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Moderate Allocation Fund–47

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
54.71%	45.29%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015. The Board noted that the investment management fees were above the median investment management fees, without giving effect to the advisory fee waiver, of the Morningstar peer group and were the same as median of the peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver was reasonable.

LVIP Delaware Foundation® Moderate Allocation Fund–48

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Delaware Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters. The Board considered that Jackson Square Partners, a newly formed affiliate of Delaware, was proposed as an additional sub-adviser for the Focus Growth sleeve of the Fund.

Performance. The Board reviewed the LVIP Delaware Foundation® Moderate Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderate composite). The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and above the benchmark index for the one, three and five year periods. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser and considered Delaware’s statement that it does not charge a lower fee to other funds or similar clients receiving comparable services. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

Approval of Jackson Square Partners Subadvisory Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided by Jackson Square Partners (“JSP”) subadvisory agreement (the “JSP Agreement”) to manage the U.S. Equity Mid and Large Cap Growth sleeve of the Fund. The Board considered that Delaware had been the Fund’s sub-adviser since 2009 and that JSP is a joint venture of an affiliate of Delaware and the former Delaware U.S. Equity Mid and Large Cap Growth team. The Board considered that JSP is a newly formed firm and that Delaware would provide certain operational services to JSP for two years. The Board considered that JSP indicated that the same investment team and investment philosophy that had been utilized when the team was with Delaware would be used at JSP. The Board reviewed the services to be provided by JSP and the background of the investment professionals servicing the Fund. The Board also considered that Delaware would determine the assets to be allocated to JSP and oversee JSP’s services. The Board also reviewed information provided regarding the structure of JSP’s portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and compliance matters. The Board noted that the proposed JSP Agreement contained similar terms as Delaware Sub-Advisory Agreement. The Board concluded that the services to be provided by JSP were expected to be satisfactory.

LVIP Delaware Foundation® Moderate Allocation Fund–49

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (continued)

Approval of Jackson Square Partners Subadvisory Agreement (continued)

Performance. The Board also reviewed the total return of the U.S. Equity Mid and Large Cap Growth sleeve of the Fund compared to the Russell 1000 Growth Index provided by JSP for the one-, three-, five-year and since inception (June, 2009) periods ended August 31, 2014 noting that the U.S. Equity Mid and Large Cap Growth sleeve of the Fund outperformed the benchmark index for the five-year and since inception periods, was within range of the benchmark for the three-year period and underperformed the benchmark index for the one-year period. The Board concluded that the performance was satisfactory.

Subadvisory Fees and Economies of Scale. The Board considered the sub-advisory fee rate compared to contractual fees provided by JSP for other large cap growth sub-advised mutual funds and noted that the sub-advisory fee for the Fund is the same rate paid to Delaware pursuant to the Delaware Sub-Advisory Agreement. The Board considered that the Adviser would compensate JSP from LIAC’s fee and concluded that the proposed sub-advisory fee was reasonable.

Profitability and Fallout Benefits. The Board considered information provided by JSP regarding JSP’s pro forma profitability analysis in providing subadvisory services to the Fund and concluded that JSP’s estimated profitability was not unreasonable. The Board noted that JSP may obtain investment related research and products with soft dollars that may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of JSP.

Conclusion. Based on all the information considered and conclusions reached, the Board determined that the terms of the JSP Agreement are fair and reasonable, and that approval of the JSP Agreement is in the best interests of the Fund.

LVIP Delaware Foundation® Moderate Allocation Fund–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Foundation® Moderate Allocation Fund–53

LVIP Delaware Growth and Income Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Delaware Growth and Income Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Growth and Income Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 13.18% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 1000® Index*, returned 13.24%.

The U.S. economy continued its positive progression during the year. The gross domestic product reading for the third quarter was stronger than the second, coming in at 5.0%, which is the fastest quarterly pace in 11 years. December unemployment ticked down to 5.6%, the lowest reading since June 2008; however the decline was partly due to people leaving the workforce. Despite an increase in hiring and decrease in unemployment over the year, wage growth remains low. Stagnant wages have led the consumer to spend wisely and save accordingly. As consumer confidence remains at healthy levels, the recent decline in energy prices and reduction in unemployment has the potential to provide a tailwind to consumer spending.

For now, the consumer is focusing on larger ticket items such as homes and automobiles. Automobile sales remained at a healthy annualized pace of 16.8 million units in the month of December. The low cost and easy availability of purchase or lease credit has made new automobiles attractive. Housing data has room for improvement; however, we are encouraged to see the figures for first time buyers improve.

The Federal Reserve remains accommodative and kept its fed funds rate at 0%, however, they have ended the quantitative easing (QE) program. The end to QE means the Fed could be moving closer to raising rates. However, the Fed remains committed to taking the necessary steps to support the economy. The Fed’s measure of capacity utilization hit the ever important long-term average of 80.1 percent in November - another signal that the economy is on stable footing.

The Fund slightly underperformed the benchmark Russell 1000® Index for the year. Fund performance was negatively impacted by stock selection in the utilities, finance, and consumer services sectors. In utilities, performance was most negatively impacted by holding MDU Resources (MDU). Within the finance sector, the top detractor from returns was insurance company Aflac (AFL). The energy sector was the only sector in the Index to have a negative return for the year. Our stock selection in this sector provided a positive impact on performance, however, our top holding in the sector, an overweight to Chevron (CVX), detracted from performance.

Avago Technologies (AVGO) was the top contributing stock over the period and the technology sector was the top contributing sector. Stock selection in the transportation sector made this the second top contributor to returns led by outperformance from railroad company Union Pacific (UNP). Stock selection in consumer staples made this the third top contributor to performance over the year; performance was led by our active overweight to CVS Health (CVS).

We ended the year with the largest underweight allocation to the technology, consumer services, and Real Estate Investment Trust (REIT) sectors. The Fund’s top overweight sectors were capital goods, transportation, and healthcare.

We continue to maintain our strategy of investing in companies with strong balance sheets and cash flow, sustainable competitive advantages, and high quality management teams that we believe have the potential to deliver value to shareholders.

Francis X. Morris

Christopher S. Adams

Michael S. Morris

Donald G. Padilla

Delaware Investments Fund Advisers

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Growth and Income Fund–1

LVIP Delaware Growth and Income Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Growth and Income Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,033. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $21,509. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 13.18%
Five Years	+ 14.73%
Ten Years	+ 7.19%

Service Class Shares
One Year	+ 12.78%
Five Years	+ 14.33%
Ten Years	+ 6.85%

*

The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Growth and Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Growth and Income Fund, the repayment of capital from the LVIP Delaware Growth and Income Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2015 Delaware Management Holdings, Inc.

LVIP Delaware Growth and Income Fund–2

LVIP Delaware Growth and Income Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,057.30	0.38%	$1.97
Service Class Shares	1,000.00	1,055.40	0.73%	3.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.29	0.38%	$1.94
Service Class Shares	1,000.00	1,021.53	0.73%	3.72

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Growth and Income Fund–3

LVIP Delaware Growth and Income Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.96%
Aerospace & Defense	5.04%
Air Freight & Logistics	1.23%
Auto Components	0.63%
Automobiles	1.04%
Banks	6.28%
Beverages	1.87%
Biotechnology	4.48%
Capital Markets	4.67%
Chemicals	2.15%
Commercial Services & Supplies	0.63%
Communications Equipment	2.19%
Consumer Finance	1.06%
Containers & Packaging	1.00%
Diversified Financial Services	0.94%
Diversified Telecommunication Services	1.49%
Electric Utilities	1.38%
Electrical Equipment	0.74%
Energy Equipment & Services	1.33%
Food & Staples Retailing	1.80%
Food Products	1.00%
Health Care Providers & Services	2.94%
Hotels, Restaurants & Leisure	1.40%
Household Products	2.74%
Industrial Conglomerates	1.90%
Insurance	2.71%
Internet Software & Services	2.74%
IT Services	1.60%
Life Sciences Tools & Services	1.25%
Machinery	2.25%
Media	2.63%
Multiline Retail	2.20%
Multi-Utilities	1.43%
Oil, Gas & Consumable Fuels	6.30%
Paper & Forest Products	0.46%
Pharmaceuticals	6.44%
Professional Services	0.64%
Real Estate Investment Trusts	2.70%
Road & Rail	2.14%

Security Type/Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	2.84%
Software	2.86%
Specialty Retail	2.64%
Technology Hardware, Storage & Peripherals	4.20%
Money Market Fund	0.02%
Short-Term Investment	1.98%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	3.03%
Microsoft	2.10%
JPMorgan Chase	2.08%
Chevron	2.02%
Procter & Gamble	1.93%
Pfizer	1.90%
General Electric	1.90%
Wells Fargo	1.89%
Exxon Mobil	1.85%
Merck	1.63%
Total	20.33%

LVIP Delaware Growth and Income Fund–4

LVIP Delaware Growth and Income Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.96%
Aerospace & Defense–5.04%
Boeing	82,800	$10,762,344
†Esterline Technologies	63,200	6,931,776
Honeywell International	143,100	14,298,552
Lockheed Martin	74,900	14,423,493
Rockwell Collins	66,500	5,617,920
United Technologies	145,400	16,721,000

		68,755,085

Air Freight & Logistics–1.23%
FedEx	96,500	16,758,190

		16,758,190

Auto Components–0.63%
Borg Warner	156,200	8,583,190

		8,583,190

Automobiles–1.04%
Ford Motor	915,200	14,185,600

		14,185,600

Banks–6.28%
Citigroup	393,700	21,303,107
JPMorgan Chase	453,600	28,386,288
KeyCorp	730,600	10,155,340
Wells Fargo	469,565	25,741,553

		85,586,288

Beverages–1.87%
Coca-Cola	99,400	4,196,668
PepsiCo	225,200	21,294,912

		25,491,580

Biotechnology–4.48%
†Alkermes	165,150	9,671,184
†Celgene	177,500	19,855,150
†Gilead Sciences	231,200	21,792,912
†Vertex Pharmaceuticals	82,700	9,824,760

		61,144,006

Capital Markets–4.67%
Ameriprise Financial	96,200	12,722,450
BlackRock	28,200	10,083,192
Evercore Partners Class A	135,100	7,075,187
Invesco	228,400	9,026,368
Raymond James Financial	189,700	10,867,913
State Street	176,600	13,863,100

		63,638,210

Chemicals–2.15%
Eastman Chemical	188,500	14,299,610
Huntsman	406,000	9,248,680
LyondellBasell Industries Class A	73,200	5,811,348

		29,359,638

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies–0.63%
Republic Services	212,200	$8,541,050

		8,541,050

Communications Equipment–2.19%
Cisco Systems	424,200	11,799,123
QUALCOMM	243,200	18,077,056

		29,876,179

Consumer Finance–1.06%
Capital One Financial	174,765	14,426,851

		14,426,851

Containers & Packaging–1.00%
MeadWestvaco	307,600	13,654,364

		13,654,364

Diversified Financial Services–0.94%
IntercontinentalExchange Group	58,650	12,861,359

		12,861,359

Diversified Telecommunication Services–1.49%
AT&T	605,100	20,325,309

		20,325,309

Electric Utilities–1.38%
Edison International	123,200	8,067,136
OGE Energy	301,600	10,700,768

		18,767,904

Electrical Equipment–0.74%
Eaton	148,000	10,058,080

		10,058,080

Energy Equipment & Services–1.33%
Core Laboratories	65,000	7,822,100
Schlumberger	120,500	10,291,905

		18,114,005

Food & Staples Retailing–1.80%
Casey’s General Stores	77,700	7,017,864
CVS Health	182,600	17,586,206

		24,604,070

Food Products–1.00%
General Mills	255,300	13,615,149

		13,615,149

Health Care Providers & Services–2.94%
†Express Scripts Holding	220,300	18,652,801
UnitedHealth Group	211,900	21,420,971

		40,073,772

Hotels, Restaurants & Leisure–1.40%
McDonald’s	36,400	3,410,680

LVIP Delaware Growth and Income Fund–5

LVIP Delaware Growth and Income Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks	190,500	$15,630,525

		19,041,205

Household Products–2.74%
Kimberly-Clark	95,200	10,999,408
Procter & Gamble	288,800	26,306,792

		37,306,200

Industrial Conglomerates–1.90%
General Electric	1,024,300	25,884,061

		25,884,061

Insurance–2.71%
AFLAC	217,000	13,256,530
Prudential Financial	102,300	9,254,058
Travelers	137,100	14,512,035

		37,022,623

Internet Software & Services–2.74%
†Facebook Class A	217,300	16,953,746
†Google Class A	38,400	20,377,344

		37,331,090

IT Services–1.60%
Accenture Class A	200,300	17,888,793
International Business Machines	24,300	3,898,692

		21,787,485

Life Sciences Tools & Services–1.25%
Thermo Fisher Scientific	136,500	17,102,085

		17,102,085

Machinery–2.25%
Caterpillar	54,600	4,997,538
Cummins	59,700	8,606,949
Deere	68,400	6,051,348
Parker Hannifin	85,300	10,999,435

		30,655,270

Media–2.63%
Cinemark Holdings	106,200	3,778,596
Comcast Class A	296,600	17,073,779
Disney (Walt)	75,400	7,101,926
Regal Entertainment Group Class A	97,248	2,077,217
Viacom Class B	77,248	5,812,912

		35,844,430

Multiline Retail–2.20%
Macy’s	250,400	16,463,800
Nordstrom	170,200	13,512,178

		29,975,978

Multi-Utilities–1.43%
MDU Resources Group	336,000	7,896,000

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Multi-Utilities (continued)
Sempra Energy	104,500	$11,637,120

		19,533,120

Oil, Gas & Consumable Fuels–6.30%
Chevron	245,500	27,540,190
ConocoPhillips	94,200	6,505,452
EOG Resources	76,900	7,080,183
Exxon Mobil	272,800	25,220,360
Marathon Oil	285,100	8,065,479
Occidental Petroleum	143,400	11,559,474

		85,971,138

Paper & Forest Products–0.46%
International Paper	116,400	6,236,712

		6,236,712

Pharmaceuticals–6.44%
AbbVie	296,500	19,402,960
†Actavis	51,500	13,256,615
Johnson & Johnson	66,800	6,985,276
Merck	392,600	22,295,754
Pfizer	831,942	25,914,993

		87,855,598

Professional Services–0.64%
Nielsen Holdings	195,000	8,722,350

		8,722,350

Real Estate Investment Trusts–2.70%
American Tower	163,800	16,191,630
Host Hotels & Resorts	474,364	11,275,632
National Retail Properties	237,300	9,342,501

		36,809,763

Road & Rail–2.14%
Hunt (J.B.) Transport Services	94,200	7,936,350
Union Pacific	178,200	21,228,966

		29,165,316

Semiconductors & Semiconductor Equipment–2.84%
Avago Technologies	112,700	11,336,493
Intel	422,200	15,321,638
Maxim Integrated Products	378,600	12,065,982

		38,724,113

Software–2.86%
Microsoft	617,400	28,678,230
†salesforce.com	173,100	10,266,561

		38,944,791

Specialty Retail–2.64%
DSW Class A	253,924	9,471,365
Tractor Supply	170,400	13,430,928

LVIP Delaware Growth and Income Fund–6

LVIP Delaware Growth and Income Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†Urban Outfitters	371,700	$13,057,821

		35,960,114

Technology Hardware, Storage & Peripherals–4.20%
Apple	373,850	41,265,563
EMC	539,000	16,029,860

		57,295,423

Total Common Stock (Cost $714,801,756)		1,335,588,744

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.02%

Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	253,348	$253,348

Total Money Market Fund (Cost $253,348)		253,348

	Principal Amount°
SHORT-TERM INVESTMENT–1.98%
≠Discounted Commercial Paper–1.98%
Abbey National North America 0.12% 1/2/15	26,995,000	26,994,963

Total Short-Term Investment (Cost $26,994,962)		26,994,963

TOTAL VALUE OF SECURITIES–99.96% (Cost $742,050,066)	1,362,837,055
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	598,203

NET ASSETS APPLICABLE TO 30,745,713 SHARES OUTSTANDING–100.00%	$1,363,435,258

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND STANDARD CLASS ($1,279,820,474 / 28,856,285 Shares)	$44.352

NET ASSET VALUE–LVIP DELAWARE GROWTH AND INCOME FUND SERVICE CLASS ($83,614,784 / 1,889,428 Shares)	$44.254

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$609,202,901
Accumulated net realized gain on investments	133,445,368
Net unrealized appreciation of investments	620,786,989

Total net assets	$1,363,435,258

†	Non-income producing for the period.

«	Includes $926,828 payable for fund shares redeemed as of December 31, 2014.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–7

LVIP Delaware Growth and Income Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$27,785,239
Interest	6,208
Foreign tax withheld	(33,113)

27,758,334

EXPENSES:
Management fees	4,591,699
Accounting and administration expenses	322,908
Distribution fees-Service Class	289,062
Reports and statements to shareholders	117,104
Professional fees	46,172
Trustees’ fees and expenses	28,750
Custodian fees	13,993
Consulting fees	2,826
Pricing fees	641
Other	17,889

Total operating expenses	5,431,044

NET INVESTMENT INCOME	22,327,290

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments	144,143,811
Net change in unrealized appreciation
(depreciation) of investments	(331,754)

NET REALIZED AND UNREALIZED GAIN	143,812,057

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$166,139,347

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,327,290	$21,717,644
Net realized gain	144,143,811	74,117,814
Net change in unrealized appreciation (depreciation)	(331,754)	261,956,315

Net increase in net assets resulting from operations	166,139,347	357,791,773

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(24,298,176)	(20,294,562)
Service Class	(1,306,993)	(1,098,642)
Net realized gain:
Standard Class	(67,593,451)	(31,929,303)
Service Class	(4,387,389)	(2,092,529)

	(97,586,009)	(55,415,036)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,009,870	11,615,776
Service Class	6,116,824	10,028,007
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	91,891,627	52,223,865
Service Class	5,694,382	3,191,171

	114,712,703	77,058,819

Cost of shares redeemed:
Standard Class	(154,316,750)	(148,618,811)
Service Class	(17,236,057)	(14,855,069)

	(171,552,807)	(163,473,880)

Decrease in net assets derived from capital share transactions .	(56,840,104)	(86,415,061)

NET INCREASE IN NET ASSETS	11,713,234	215,961,676
NET ASSETS:
Beginning of year	1,351,722,024	1,135,760,348

End of period	$1,363,435,258	$1,351,722,024

Undistributed net investment income	$—	$348,084

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–8

LVIP Delaware Growth and Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$42.182	$33.037	$28.992	$28.962	$25.884

Income (loss) from investment operations:
Net investment income[1]	0.736	0.671	0.563	0.428	0.335
Net realized and unrealized gain (loss)	4.729	10.231	3.872	(0.081)	3.005

Total from investment operations	5.465	10.902	4.435	0.347	3.340

Less dividends and distributions from:
Net investment income	(0.855)	(0.688)	(0.360)	(0.317)	(0.262)
Net realized gain	(2.440)	(1.069)	(0.030)	—	—

Total dividends and distributions	(3.295)	(1.757)	(0.390)	(0.317)	(0.262)

Net asset value, end of period	$44.352	$42.182	$33.037	$28.992	$28.962

Total return[2]	13.18%	33.26%	15.32%	1.20%	12.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,279,820	$1,266,909	$1,067,651	$979,176	$1,101,287
Ratio of expenses to average net assets	0.38%	0.40%	0.41%	0.42%	0.42%
Ratio of net investment income to average net assets	1.68%	1.75%	1.75%	1.45%	1.27%
Portfolio turnover	14%	12%	22%	36%	32%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–9

LVIP Delaware Growth and Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Growth and Income Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$42.107	$32.994	$28.957	$28.928	$25.860

Income (loss) from investment operations:
Net investment income[1]	0.581	0.536	0.449	0.323	0.243
Net realized and unrealized gain (loss)	4.708	10.199	3.867	(0.079)	2.995

Total from investment operations	5.289	10.735	4.316	0.244	3.238

Less dividends and distributions from:
Net investment income	(0.702)	(0.553)	(0.249)	(0.215)	(0.170)
Net realized gain	(2.440)	(1.069)	(0.030)	—	—

Total dividends and distributions	(3.142)	(1.622)	(0.279)	(0.215)	(0.170)

Net asset value, end of period	$44.254	$42.107	$32.994	$28.957	$28.928

Total return[2]	12.78%	32.80%	14.92%	0.84%	12.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$83,615	$84,813	$68,109	$66,033	$66,898
Ratio of expenses to average net assets	0.73%	0.75%	0.76%	0.77%	0.77%
Ratio of net investment income to average net assets	1.33%	1.40%	1.40%	1.10%	0.92%
Portfolio turnover	14%	12%	22%	36%	32%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Growth and Income Fund–10

LVIP Delaware Growth and Income Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Growth and Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions

LVIP Delaware Growth and Income Fund–11

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next 200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Investments Fund Advisors (DIFA)(Sub-Adviser), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the sub-adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$54,620
Legal fees	15,067

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.35% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$395,827
Distribution fees payable to LFD	24,834

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$190,046,192
Sales	337,391,393

LVIP Delaware Growth and Income Fund–12

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$747,774,742

Aggregate unrealized appreciation	$625,475,424
Aggregate unrealized depreciation	(10,413,111)

Net unrealized appreciation	$615,062,313

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock	$1,335,588,744	$—	$1,335,588,744
Money Market Fund	253,348	—	253,348
Short-Term Investment	—	26,994,963	26,994,963

Total	$1,335,842,092	$26,994,963	$1,362,837,055

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$23,976,861	$24,568,880
Long-term capital gain	73,609,148	30,846,156

Total	$97,586,009	$55,415,036

LVIP Delaware Growth and Income Fund–13

LVIP Delaware Growth and Income Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$609,202,901
Undistributed long-term capital gains	139,170,044
Unrealized appreciation	615,062,313

Net assets	$1,363,435,258

The differences between book basis and tax basis components of net assets are primarily attributable to losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$2,929,795	$(2,929,795)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	248,909	303,651
Service Class	139,974	260,501
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,100,040	1,285,209
Service Class	130,770	78,956

	2,619,693	1,928,317

Shares redeemed:
Standard Class	(3,526,849)	(3,871,645)
Service Class	(395,539)	(389,529)

	(3,922,388)	(4,261,174)

Net decrease	(1,302,695)	(2,332,857)

7. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP Delaware Growth and Income Fund to LVIP Dimensional U.S. Core Equity 1 Fund and to change the Fund’s Sub-Adviser from DIFA to Dimensional Fund Advisors LP. The changes are expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP Delaware Growth and Income Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Growth and Income Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Growth and Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Growth and Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Delaware Growth and Income Fund–15

LVIP Delaware Growth and Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
75.43%	24.57%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

LVIP Delaware Growth and Income Fund–16

LVIP Delaware Growth and Income Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Delaware Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the LVIP Delaware Growth and Income Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 1000 TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one, three and five year periods. The Board noted LIAC’s view that the primary reason for the Fund’s underperformance relative to the benchmark was its energy sector allocation which impacted three and five year returns. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser and considered Delaware’s statement that it does not charge a lower fee to other funds or similar clients receiving comparable services. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

Approval of Dimensional Sub-Advisory Agreement

On December 9, 2014, the Board met to consider, among other things, the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund.

The Independent Trustees reported that they had reviewed materials provided by LIAC, Lincoln Life, and Dimensional prior to the meeting, and were advised by their independent legal counsel of their fiduciary duties pertaining to approval of investment management and sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, and Dimensional provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about sub-advisory fees, profitability and/or financial condition and compliance and regulatory matters.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the approval of the Sub-Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved and, accordingly, recommended to the Board of Trustees the approval of the Sub-Advisory Agreement.

In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

LVIP Delaware Growth and Income Fund–17

LVIP Delaware Growth and Income Fund

Other Fund Information (continued)

Approval of Dimensional Sub-Advisory Agreement (continued)

Nature, Extent and Quality of Services. In considering the approval of the proposed sub-advisory agreement between LIAC and Dimensional on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by Dimensional under the proposed sub-advisory agreement. The Board considered the criteria used by LIAC in seeking a replacement sub-adviser for the Fund, including interest in Dimensional investment strategies and favorable risk and style characteristics. The Board considered the reasons provided by LIAC for recommending replacement of the sub-adviser, the backgrounds of the investment professionals proposed to service the Fund and Dimensional’s investment process. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar policies and Dimensional’s compliance matters. The Board noted that the proposed sub-advisory agreement contained substantially the same terms as those in place under the current sub-advisory agreements for other Lincoln Funds. The Board concluded that the services to be provided by Dimensional were expected to be satisfactory.

Performance. The Board considered performance information provided by Funds Management comparing the Fund’s total return and standard deviation to a comparable DFA Fund — DFA US Core Equity 1 Portfolio (the “DFA Portfolio”) — and the Russell 1000-Total Return index for the calendar years 2007 to 2013 and for 2014, through September 30, 2014 (“2014 year-to-date”). The Board noted that the Fund had underperformed the Russell 1000-Total Return Index in calendar years 2009 to 2012 on a total return basis. The Board noted that DFA Portfolio total return had outperformed the Fund in 2009-2010 and 2012-2013 on a total return basis and concluded that Dimensional’s historical total return was generally strong. With respect to standard deviation, the Board noted the standard deviation of the DFA Portfolio was typically higher than the Fund’s although the standard deviation of the Russell 1000-Total Return, the DFA Portfolio and the Fund were in the same general range. The Board concluded that the services to be provided by Dimensional were expected to be acceptable.

Subadvisory Fee. The Board noted that there are no lower sub-advisory fee structures for clients to which Dimensional provides comparable services under the same strategy. The Board considered that the proposed sub-advisory fee was negotiated between LIAC and Dimensional, an unaffiliated third party, and that LIAC would compensate Dimensional from its fee and concluded the proposed sub-advisory fee was reasonable.

Profitability, Economies of Scale and Fallout Benefits. With respect to Dimensional’s estimated profitability as sub-adviser, the Board considered Dimensional’s statement that the fees were similar to those of other sub-advisory fees charged for registered fund clients under the same strategy and noted that the sub-advisory fee was negotiated between LIAC and Dimensional. The Board reviewed materials provided by Dimensional and noted that Dimensional expects to receive benefits from its relationship with the Fund associated with a general increase in assets under management.

Conclusion. Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreement are fair and reasonable and that approval of the agreement is in the best interests of the Fund.

LVIP Delaware Growth and Income Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Delaware Growth and Income Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Delaware Growth and Income Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Growth and Income Fund–21

LVIP Delaware Social Awareness Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Delaware Social Awareness Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 15.20% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 1000® Index*, returned 13.24%.

The U.S. economy continued its positive progression during the year. The gross domestic product reading for the third quarter was stronger than the second, coming in at 5.0%, which is the fastest quarterly pace in 11 years. December unemployment ticked down to 5.6%, the lowest reading since June 2008, however the decline was partly due to people leaving the workforce. Despite an increase in hiring and decrease in unemployment over the year, wage growth remains low. Stagnant wages have led the consumer to spend wisely and save accordingly. As consumer confidence remains at healthy levels, the recent decline in energy prices and reduction in unemployment has the potential to provide a tailwind to consumer spending.

For now, the consumer is focusing on larger ticket items such as homes and automobiles. Automobile sales remained at a healthy annualized pace of 16.8 million units in the month of December. The low cost and easy availability of purchase or lease credit has made new automobiles attractive. Housing data has room for improvement, however, we are encouraged to see the figures for first time buyers improve.

The Federal Reserve remains accommodative and kept its fed funds rate at 0%, however, they have ended the quantitative easing (QE) program. The end to QE means the Fed could be moving closer to raising rates. However, the Fed remains committed to taking the necessary steps to support the economy. The Fed’s measure of capacity utilization hit the ever important long-term average of 80.1 percent in November - another signal that the economy is on stable footing.

The Fund outperformed the benchmark Russell 1000® Index for the year. Fund performance was most negatively impacted by stock selection in the finance sector, where the top detractors from returns were insurance companies Aflac (AFL) and Prudential (PRU). The sectors that generated the strongest returns for the Index were utilities and real estate investment trusts (REITs). Our underweight allocation to these sectors negatively impacted performance.

The Fund’s overweight allocation, in combination with great stock selection in the healthcare sector contributed the most to relative outperformance. Fund holding Allergan (AGN) was the top contributing stock in the sector followed by biotechnology company Gilead Sciences (GILD). The energy sector was the only sector in the Index to have a negative return for the year. Our stock selection in energy provided a positive impact on performance, however, our holding, Marathon Oil (MRO), was the top detracting stock in the Fund over the year. The capital goods sector was the largest laggard in the Index for the year, however, our stock selection led to a nice relative contribution from the sector.

We ended the year with the largest underweight allocation to the utilities, energy, and technology sectors. The Fund’s top overweight sectors were healthcare, finance, and media.

We continue to maintain our strategy of investing in companies with strong balance sheets and cash flow, sustainable competitive advantages, and high quality management teams that we believe have the potential to deliver value to shareholders.

Francis X. Morris

Christopher S. Adams, CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,350. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $21,509. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund

2014 Annual Report Commentary (continued)

Average annual total returns on investment		Ended 12/31/14

Standard Class Shares
One Year	+	15.20%
Five Years	+	15.14%
Ten Years	+	8.37%

Service Class Shares
One Year	+	14.80%
Five Years	+	14.73%
Ten Years	+	8.03%
*

The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Social Awareness Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and the loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Delaware Social Awareness Fund, the repayment of capital from the LVIP Delaware Social Awareness Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c)	2015 Delaware Management Holdings, Inc.

LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,062.60	0.41%	$2.13
Service Class Shares	1,000.00	1,060.70	0.76%	3.95
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.37	0.76%	3.87

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.66%
Aerospace & Defense	1.15%
Air Freight & Logistics	1.32%
Auto Components	0.89%
Automobiles	1.30%
Banks	2.77%
Beverages	1.90%
Biotechnology	6.02%
Capital Markets	6.53%
Chemicals	2.23%
Communications Equipment	2.63%
Consumer Finance	1.41%
Containers & Packaging	1.24%
Diversified Financial Services	1.15%
Diversified Telecommunication Services	1.69%
Electric Utilities	1.01%
Electrical Equipment	0.48%
Energy Equipment & Services	1.03%
Food & Staples Retailing	2.24%
Food Products	2.08%
Health Care Equipment & Supplies	2.15%
Health Care Providers & Services	3.75%
Health Care Technology	0.75%
Hotels, Restaurants & Leisure	1.78%
Industrial Conglomerates	1.38%
Insurance	5.07%
Internet Software & Services	2.98%
IT Services	2.48%
Life Sciences Tools & Services	1.58%
Machinery	3.37%
Media	5.20%
Multiline Retail	3.14%
Oil, Gas & Consumable Fuels	4.18%
Paper & Forest Products	1.03%
Pharmaceuticals	4.45%
Professional Services	0.90%
Real Estate Investment Trusts	2.27%
Road & Rail	0.53%
Semiconductors & Semiconductor Equipment	3.63%
Software	3.00%
Specialty Retail	3.12%
Technology Hardware, Storage & Peripherals	1.85%
Money Market Fund	2.32%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Comcast Class A	2.79%
Gilead Sciences	2.25%
EOG Resources	2.24%
CVS Health	2.24%
Celgene	2.22%
General Mills	2.08%
UnitedHealth Group	2.03%
AbbVie	1.99%
Microsoft	1.94%
PepsiCo	1.90%
Total	21.68%

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.66%
Aerospace & Defense–1.15%
Rockwell Collins	108,100	$9,132,288

		9,132,288

Air Freight & Logistics–1.32%
FedEx	60,400	10,489,064

		10,489,064

Auto Components–0.89%
Borg Warner	128,400	7,055,580

		7,055,580

Automobiles–1.30%
Ford Motor	662,600	10,270,300

		10,270,300

Banks–2.77%
KeyCorp	551,800	7,670,020
U.S. Bancorp	318,500	14,316,575

		21,986,595

Beverages–1.90%
PepsiCo	158,800	15,016,128

		15,016,128

Biotechnology–6.02%
†Alkermes	101,800	5,961,408
†Celgene	157,200	17,584,392
†Gilead Sciences	189,400	17,852,844
†Vertex Pharmaceuticals	53,000	6,296,400

		47,695,044

Capital Markets–6.53%
Ameriprise Financial	70,600	9,336,850
BlackRock	29,500	10,548,020
Invesco	301,400	11,911,328
Raymond James Financial	150,300	8,610,687
State Street	143,900	11,296,150

		51,703,035

Chemicals–2.23%
Eastman Chemical	99,700	7,563,242
Huntsman	275,400	6,273,612
LyondellBasell Industries Class A	48,600	3,858,354

		17,695,208

Communications Equipment–2.63%
Cisco Systems	249,000	6,925,935
QUALCOMM	186,900	13,892,277

		20,818,212

Consumer Finance–1.41%
Capital One Financial	135,350	11,173,143

		11,173,143

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging–1.24%
MeadWestvaco	221,700	$9,841,263

		9,841,263

Diversified Financial Services–1.15%
IntercontinentalExchange Group	41,550	9,111,499

		9,111,499

Diversified Telecommunication Services–1.69%
AT&T	397,700	13,358,743

		13,358,743

Electric Utilities–1.01%
OGE Energy	225,600	8,004,288

		8,004,288

Electrical Equipment–0.48%
Acuity Brands	27,200	3,809,904

		3,809,904

Energy Equipment & Services–1.03%
Baker Hughes	66,000	3,700,620
Core Laboratories	37,000	4,452,580

		8,153,200

Food & Staples Retailing–2.24%
CVS Health	183,900	17,711,409

		17,711,409

Food Products–2.08%
General Mills	308,800	16,468,304

		16,468,304

Health Care Equipment & Supplies–2.15%
Abbott Laboratories	195,800	8,814,916
Baxter International	112,700	8,259,783

		17,074,699

Health Care Providers & Services–3.75%
†Express Scripts Holding	160,800	13,614,936
UnitedHealth Group	159,200	16,093,528

		29,708,464

Health Care Technology–0.75%
†Cerner	92,100	5,955,186

		5,955,186

Hotels, Restaurants & Leisure–1.78%
Starbucks	171,700	14,087,985

		14,087,985

Industrial Conglomerates–1.38%
Roper Industries	69,800	10,913,230

		10,913,230

Insurance–5.07%
AFLAC	236,400	14,441,676

LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Prudential Financial	148,600	$13,442,356
Travelers	116,200	12,299,770

		40,183,802

Internet Software & Services–2.98%
†Facebook Class A	157,100	12,256,942
†Google Class A	21,400	11,356,124

		23,613,066

IT Services–2.48%
Accenture Class A	167,300	14,941,563
International Business Machines	29,100	4,668,804

		19,610,367

Life Sciences Tools & Services–1.58%
Thermo Fisher Scientific	100,100	12,541,529

		12,541,529

Machinery–3.37%
Cummins	33,000	4,757,610
Deere	128,200	11,341,854
Lincoln Electric Holdings	64,600	4,463,214
Parker Hannifin	47,600	6,138,020

		26,700,698

Media–5.20%
Comcast Class A	381,400	22,125,011
Disney (Walt)	64,200	6,046,998
Regal Entertainment Group Class A	209,800	4,481,328
Viacom Class B	113,760	8,560,440

		41,213,777

Multiline Retail–3.14%
Macy’s	177,300	11,657,475
Nordstrom	167,000	13,258,130

		24,915,605

Oil, Gas & Consumable Fuels–4.18%
†Antero Resources	33,000	1,339,140
EOG Resources	192,400	17,714,268
EQT	47,500	3,595,750
Marathon Oil	369,200	10,444,668

		33,093,826

Paper & Forest Products–1.03%
International Paper	152,200	8,154,876

		8,154,876

Pharmaceuticals–4.45%
AbbVie	240,400	15,731,776

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
†Actavis	30,100	$7,748,041
Allergan	55,400	11,777,486

		35,257,303

Professional Services–0.90%
Nielsen	159,100	7,116,543

		7,116,543

Real Estate Investment Trusts–2.27%
American Tower	114,100	11,278,785
National Retail Properties	170,100	6,696,837

		17,975,622

Road & Rail–0.53%
Hunt (J.B.) Transport Services	50,100	4,220,925

		4,220,925

Semiconductors & Semiconductor Equipment–3.63%
Avago Technologies	69,000	6,940,710
Intel	237,000	8,600,730
Maxim Integrated Products	414,700	13,216,489

		28,757,929

Software–3.00%
Microsoft	330,300	15,342,435
†salesforce.com	141,900	8,416,089

		23,758,524

Specialty Retail–3.12%
DSW Class A	193,490	7,217,177
Tractor Supply	127,300	10,033,786
†Urban Outfitters	212,700	7,472,151

		24,723,114

Technology Hardware, Storage & Peripherals–1.85%
EMC	494,000	14,691,560

		14,691,560

Total Common Stock (Cost $422,986,986)		773,761,837

MONEY MARKET FUND–2.32%
Dreyfus Treasury & Agency Cash Management - Institutional Shares	18,367,751	18,367,751

Total Money Market Fund (Cost $18,367,751)		18,367,751

TOTAL VALUE OF SECURITIES–99.98% (Cost $441,354,737)	792,129,588
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	197,705

NET ASSETS APPLICABLE TO 17,148,388 SHARES OUTSTANDING–100.00%	$792,327,293

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($703,330,524 / 15,217,417 Shares)	$46.219

NET ASSET VALUE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($88,996,769 / 1,930,971 Shares)	$46.089

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$360,700,998
Accumulated net realized gain on investments	80,851,444
Net unrealized appreciation of investments	350,774,851

Total net assets	$792,327,293

† Non-income producing for the period.

« Includes $319,371 payable for fund shares redeemed as of December 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$13,180,694
Interest	129
Foreign tax withheld	(25,582)

13,155,241

EXPENSES:
Management fees	2,837,758
Distribution fees-Service Class	290,810
Accounting and administration expenses	182,273
Reports and statements to shareholders	71,407
Professional fees	33,721
Trustees’ fees and expenses	16,005
Custodian fees	7,651
Consulting fees	2,343
Pricing fees	428
Other	48,642

Total operating expenses	3,491,038

NET INVESTMENT INCOME	9,664,203

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	88,001,788
Net change in unrealized appreciation (depreciation) of investments	9,760,945

NET REALIZED AND UNREALIZED GAIN	97,762,733

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,426,936

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund Statements of Changes in Net Assets

Year Ended

12/31/14		12/31/13
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,664,203	$8,472,515
Net realized gain	88,001,788	37,155,957
Net change in unrealized appreciation (depreciation)	9,760,945	160,492,482

Net increase in net assets resulting from operations	107,426,936	206,120,954

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(10,288,053)	(7,644,312)
Service Class	(1,009,864)	(691,868)
Net realized gain:
Standard Class	(34,195,347)	(11,735,833)
Service Class	(4,265,233)	(1,434,602)

	(49,758,497)	(21,506,615)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,415,104	9,366,624
Service Class	13,756,715	16,816,337
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	44,483,400	19,380,145
Service Class	5,275,097	2,126,470

	78,930,316	47,689,576

Cost of shares redeemed:
Standard Class	(74,763,385)	(73,622,741)
Service Class	(18,415,591)	(15,999,912)

	(93,178,976)	(89,622,653)

Decrease in net assets derived from capital share transactions	(14,248,660)	(41,933,077)

NET INCREASE IN NET ASSETS	43,419,779	142,681,262
NET ASSETS:
Beginning of year	748,907,514	606,226,252

End of year	$792,327,293	$748,907,514

Undistributed net investment income	$—	$107,488

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Standard Class
	12/31/14	12/31/13	Year Ended 12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$42.841	$32.535	$30.528	$30.573	$27.563

Income (loss) from investment operations:
Net investment income[1]	0.589	0.490	0.429	0.352	0.222
Net realized and unrealized gain (loss)	5.822	11.070	4.186	(0.154)	2.962

Total from investment operations	6.411	11.560	4.615	0.198	3.184

Less dividends and distributions from:
Net investment income	(0.687)	(0.498)	(0.246)	(0.243)	(0.174)
Net realized gain	(2.346)	(0.756)	(2.362)	—	—

Total dividends and distributions	(3.033)	(1.254)	(2.608)	(0.243)	(0.174)

Net asset value, end of period	$46.219	$42.841	$32.535	$30.528	$30.573

Total return[2]	15.20%	35.69%	15.28%	0.64%	11.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$703,330	$666,760	$546,051	$541,611	$616,404
Ratio of expenses to average net assets	0.42%	0.45%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	1.31%	1.27%	1.31%	1.12%	0.79%
Portfolio turnover	15%	15%	22%	41%	28%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Service Class
	12/31/14	12/31/13	Year Ended 12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$42.740	$32.475	$30.478	$30.523	$27.525

Income (loss) from investment operations:
Net investment income[1]	0.430	0.355	0.313	0.241	0.124
Net realized and unrealized gain (loss)	5.795	11.030	4.178	(0.151)	2.951

Total from investment operations	6.225	11.385	4.491	0.090	3.075

Less dividends and distributions from:
Net investment income.	(0.530)	(0.364)	(0.132)	(0.135)	(0.077)
Net realized gain	(2.346)	(0.756)	(2.362)	—	—

Total dividends and distributions	(2.876)	(1.120)	(2.494)	(0.135)	(0.077)

Net asset value, end of period	$46.089	$42.740	$32.475	$30.478	$30.523

Total return[2]	14.80%	35.21%	14.88%	0.29%	11.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$88,997	$82,148	$60,175	$56,915	$61,305
Ratio of expenses to average net assets	0.77%	0.80%	0.82%	0.82%	0.82%
Ratio of net investment income to average net assets	0.96%	0.92%	0.96%	0.77%	0.44%
Portfolio turnover	15%	15%	22%	41%	28%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of the fund shares over a period of three years or longer).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings

LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $1,874 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Investments Fund Advisers (Sub-Adviser), a series of Delaware Management Business Trust is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$30,732
Legal fees	8,484

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$249,175
Distribution fees payable to LFD	26,317

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$116,460,839
Sales	172,630,115

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$442,025,421

Aggregate unrealized appreciation	$354,985,901
Aggregate unrealized depreciation	(4,881,734)

LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Net unrealized appreciation	$350,104,167

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Common Stock	$773,761,837
Money Market Fund	18,367,751

Total	$792,129,588

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$12,364,741	$11,187,296
Long-term capital gains	37,393,756	10,319,319

Total	$49,758,497	$21,506,615

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$360,700,998
Undistributed long-term capital gains	81,522,128
Unrealized appreciation	350,104,167

Net assets	$792,327,293

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to redesignation of dividends and distributions, and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$1,526,226	$(1,526,226)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	339,446	241,145
Service Class	303,893	433,282
Shares issued upon reinvestment of dividends and distributions:
Standard Class	980,664	467,498
Service Class	116,947	51,637

	1,740,950	1,193,562

Shares redeemed:
Standard Class	(1,666,349)	(1,928,262)
Service Class	(411,895)	(415,891)

	(2,078,244)	(2,344,153)

Net decrease	(337,294)	(1,150,591)

7. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Social Awareness Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Social Awareness Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Social Awareness Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Delaware Social Awareness Fund–15

LVIP Delaware Social Awareness Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
75.15%	24.85%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the LVIP Delaware Social Awareness Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 1000 TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and above the benchmark index for the one year period and above the median return of the Morningstar peer group and below the benchmark index for the three and five year periods. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser and considered Delaware’s statement that it does not charge a lower fee to other funds or similar clients receiving comparable services. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Social Awareness Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Social Awareness Fund–20

LVIP Delaware Special Opportunities Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Delaware Special Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 7.63% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell Midcap® Value Index*, returned 14.75%.

Many of the favorable macroeconomic factors that have been in place for the past several years remained in place for 2014, these include modest economic growth, low inflation, rising corporate profits, and an accommodative Federal Reserve. Third quarter gross domestic product came in stronger than expected at 5.0%. This represented the strongest reading since 2003. This reading in addition to the strong second quarter GDP of 4.6% confirms that the negative GDP figure from the first quarter was indeed a weather-related anomaly. As the economy improves, the U.S unemployment rate continues to tick down, hitting 5.6% in December.

Consumer spending showed some signs of life in the third quarter data as spending grew 3.2%. Given the dramatically lower gasoline prices that we have seen in the fourth quarter, we believe it is likely that the consumer strength has continued. We have already seen concrete evidence of this in sales from restaurants and several retail chains.

For the year, the Russell value benchmarks outperformed their growth counterparts in the mid- and large-cap space, while small-cap value stocks underperformed small-cap growth stocks. The Russell Midcap Value Index return for 2014 was the strongest out of the Russell domestic index suite. Within the Index, sector performance varied widely. Stocks in the transportation, healthcare, and real estate investment trusts(REITs) sectors performed the strongest during the year, with only three sectors posting negative returns for the year: energy, capital spending, and business services.

The rapid decline in oil prices that occurred in the fourth quarter was likely a combination of slowing global demand growth as well as increased oil supply – much of which emanated from the U.S. shale formations. Within the Fund, stock selection in the energy sector was the largest detractor from relative performance. The Fund underperformed in the basic industry and capital spending sectors as many of these companies have leverage to the energy sector. The economic benefit of the decline in oil prices is likely to be a net positive, with benefits to the consumer outweighing the negative GDP impacts of lower capital spending on energy projects.

From an attribution standpoint, the Fund’s underweight allocation to REITs detracted from performance as that sector appreciated strongly for the year. REITs and utilities were the weakest performing sectors in 2013, and bounced back strongly in 2014 as investors favored yield and ignored stretched valuations. Stock selection in the consumer staples and financial services sectors were additive to performance for the year.

At the end of the year, the Fund remained positioned much as it has been in recent years. Specifically, we continue to focus on higher-quality companies that have strong free cash flow and the ability to return money to investors through share repurchases or dividends. Our positioning coming into 2015 remains largely unchanged with overweights in basic industries, capital spending, and technology. We remain underweight traditionally in defensive sectors including utilities and REITs where we do not view valuations as attractive.

Christopher S. Beck, CFA

Steven G. Catricks, CFA

Kent P. Madden, CFA

Kelley A. McKee, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,603. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $24,623. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund

2014 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 7.63%
Five Years	+15.43%
Ten Years	+ 8.97%

Service Class Shares
One Year	+ 7.26%
Five Years	+15.03%
Inception (5/19/04)	+ 8.62%
*	The Russell Midcap® Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Delaware Special Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantee the performance of the LVIP Delaware Special Opportunities Fund, the repayment of capital from the LVIP Delaware Special Opportunities Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2015 Delaware Management Holdings, Inc.

LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$992.30	0.43%	$2.16
Service Class Shares	1,000.00	990.50	0.78%	3.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.04	0.43%	$2.19
Service Class Shares	1,000.00	1,021.27	0.78%	3.97

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings

(unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	96.63%
Auto Components	2.34%
Banks	9.44%
Beverages	1.26%
Capital Markets	1.94%
Chemicals	7.96%
Commercial Services & Supplies	0.47%
Construction & Engineering	1.28%
Containers & Packaging	1.36%
Diversified Consumer Services	1.31%
Electric Utilities	2.32%
Electrical Equipment	1.44%
Electronic Equipment, Instruments & Components	2.11%
Energy Equipment & Services	2.75%
Food Products	0.82%
Health Care Equipment & Supplies	2.54%
Health Care Providers & Services	4.92%
Hotels, Restaurants & Leisure	1.62%
Household Durables	2.40%
Insurance	11.19%
IT Services	1.97%
Leisure Products	1.12%
Life Sciences Tools & Services	2.22%
Machinery	2.08%
Media	0.70%
Multiline Retail	2.62%
Multi-Utilities	2.42%
Oil, Gas & Consumable Fuels	2.34%
Pharmaceuticals	0.76%
Professional Services	0.94%
Real Estate Investment Trusts	5.65%
Road & Rail	2.36%
Semiconductors & Semiconductor Equipment	0.79%
Software	4.92%
Specialty Retail	1.51%
Textiles, Apparel & Luxury Goods	1.09%
Tobacco	1.20%
Trading Companies & Distributors	2.47%
Money Market Fund	0.04%
Short-Term Investment	3.36%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
East West Bancorp	2.81%
American Financial Group	2.57%
United Rentals	2.47%
Celanese Class A	2.22%
Torchmark	2.18%
Comerica	2.17%
Fiserv	1.98%
Raymond James Financial	1.94%
Reinsurance Group of America	1.90%
HCC Insurance Holdings	1.86%
Total	22.10%

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–96.63%
Auto Components–2.34%
Borg Warner	104,700	$5,753,265
Johnson Controls	88,500	4,278,090
†Tenneco	91,300	5,168,493

		15,199,848

Banks–9.44%
Associated Banc-Corp.	175,900	3,277,017
Bank of Hawaii	120,800	7,164,648
Comerica	300,700	14,084,788
East West Bancorp	471,800	18,263,378
First Horizon National	536,110	7,280,374
Hancock Holding	210,700	6,468,490
Zions Bancorp	168,800	4,812,488

		61,351,183

Beverages–1.26%
Dr Pepper Snapple Group	114,600	8,214,528

		8,214,528

Capital Markets–1.94%
Raymond James Financial	219,550	12,578,019

		12,578,019

Chemicals–7.96%
Albemarle	163,000	9,801,190
Celanese Class A	240,000	14,390,400
Cytec Industries	255,400	11,791,818
FMC	89,100	5,081,373
†Grace (W.R.) & Co.	111,700	10,655,063

		51,719,844

Commercial Services & Supplies–0.47%
Brink’s	126,000	3,075,660

		3,075,660

Construction & Engineering–1.28%
Chicago Bridge & Iron	75,600	3,173,688
KBR	304,200	5,156,190

		8,329,878

Containers & Packaging–1.36%
†Owens-Illinois	328,500	8,866,215

		8,866,215

Diversified Consumer Services–1.31%
Service International	374,600	8,503,420

		8,503,420

Electric Utilities–2.32%
Edison International	134,300	8,793,964
PPL	172,700	6,274,191

		15,068,155

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment–1.44%
Regal-Beloit	124,100	$9,332,320

		9,332,320

Electronic Equipment, Instruments & Components–2.11%
Avnet	252,900	10,879,758
†Keysight Technologies	83,350	2,814,729

		13,694,487

Energy Equipment & Services–2.75%
ENSCO	176,100	5,274,195
Helmerich & Payne	42,800	2,885,576
Rowan Class A	128,000	2,984,960
Superior Energy Services	335,100	6,752,265

		17,896,996

Food Products–0.82%
Tyson Foods Class A	132,700	5,319,943

		5,319,943

Health Care Equipment & Supplies–2.54%
Becton, Dickinson	74,000	10,297,840
Zimmer Holdings	54,700	6,204,074

		16,501,914

Health Care Providers & Services–4.92%
Cigna	80,300	8,263,673
McKesson	49,900	10,358,242
Omnicare	73,400	5,353,062
Universal Health Services Class B	71,600	7,966,216

		31,941,193

Hotels, Restaurants & Leisure–1.62%
†Bloomin’ Brands	211,300	5,231,788
Starwood Hotels & Resorts Worldwide	64,900	5,261,443

		10,493,231

Household Durables–2.40%
D.R.Horton	280,933	7,104,796
Newell Rubbermaid	222,700	8,482,643

		15,587,439

Insurance–11.19%
American Financial Group	274,650	16,676,748
Berkley (W.R.)	197,350	10,116,161
HCC Insurance Holdings	225,300	12,058,056
Reinsurance Group of America	141,000	12,354,420
Torchmark	261,150	14,146,496
Validus Holdings	176,500	7,335,340

		72,687,221

IT Services–1.97%
†Fiserv	180,800	12,831,376

		12,831,376

LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Leisure Products–1.12%
Hasbro	132,500	$7,286,175

		7,286,175

Life Sciences Tools & Services–2.22%
Agilent Technologies	166,700	6,824,698
Thermo Fisher Scientific	60,500	7,580,045

		14,404,743

Machinery–2.08%
ITT	235,400	9,524,284
Terex	143,800	4,009,144

		13,533,428

Media–0.70%
Meredith	83,625	4,542,510

		4,542,510

Multiline Retail–2.62%
Macy’s	131,800	8,665,850
Nordstrom	105,100	8,343,889

		17,009,739

Multi-Utilities–2.42%
Public Service Enterprise Group	161,400	6,683,574
Wisconsin Energy	171,500	9,044,910

		15,728,484

Oil, Gas & Consumable Fuels–2.34%
†Newfield Exploration	223,200	6,053,184
Tesoro	55,600	4,133,860
†Whiting Petroleum	152,300	5,025,900

		15,212,944

Pharmaceuticals–0.76%
†Mylan	87,300	4,921,101

		4,921,101

Professional Services–0.94%
ManpowerGroup	89,800	6,121,666

		6,121,666

Real Estate Investment Trusts–5.65%
Boston Properties	55,000	7,077,950
Brandywine Realty Trust	407,400	6,510,252
CBL & Associates Properties	322,200	6,257,124
Highwoods Properties	230,400	10,202,112
Kimco Realty	264,600	6,652,044

		36,699,482

Road & Rail–2.36%
Canadian National Railway	101,200	6,973,692
CSX	230,900	8,365,507

		15,339,199

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–0.79%
Teradyne	258,000	$5,105,820

		5,105,820

Software–4.92%
†Adobe Systems	132,300	9,618,210
†Citrix Systems	82,700	5,276,260
Symantec	209,300	5,369,591
†Synopsys	268,400	11,667,348

		31,931,409

Specialty Retail–1.51%
Staples	254,300	4,607,916
Tiffany & Co.	48,400	5,172,024

		9,779,940

Textiles, Apparel & Luxury Goods–1.09%
VF	94,700	7,093,030

		7,093,030

Tobacco–1.20%
Reynolds American	121,400	7,802,378

		7,802,378

Trading Companies & Distributors–2.47%
†United Rentals	157,300	16,046,173

		16,046,173

Total Common Stock (Cost $356,393,634)		627,751,091

MONEY MARKET FUND–0.04%
Dreyfus Treasury & Agency Cash Management - Institutional Shares	218,443	218,443

Total Money Market Fund (Cost $218,443)		218,443

	Principal Amount°

SHORT-TERM INVESTMENT–3.36%
≠Discounted Commercial Paper–3.36%
Abbey National North America 0.10% 1/2/15	21,845,000	21,844,970

Total Short-Term Investment (Cost $21,844,970)		21,844,970

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.03% (Cost $378,457,047)	$649,814,504
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(174,915)

NET ASSETS APPLICABLE TO 15,508,238 SHARES OUTSTANDING–100.00%	$649,639,589

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($561,546,743 / 13,400,828 Shares)	$41.904

NET ASSET VALUE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($88,092,846 / 2,107,410 Shares)	$41.801

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$335,795,557
Accumulated net realized gain on investments	42,486,598
Net unrealized appreciation of investments and foreign currencies	271,357,434

Total net assets	$649,639,589

†	Non-income producing for the period.

«	Includes $1,148,756 payable for fund shares redeemed as of December 31, 2014.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$10,138,397
Interest	15,468
Foreign tax withheld	(17,090)

10,136,775

EXPENSES:
Management fees	2,540,826
Distribution fees-Service Class	304,624
Accounting and administration expenses	158,752
Reports and statements to shareholders	75,097
Professional fees	33,042
Trustees’ fees and expenses	14,073
Custodian fees	7,371
Consulting fees	2,244
Pricing fees	500
Other	12,463

Total operating expenses	3,148,992

NET INVESTMENT INCOME	6,987,783

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	47,261,062
Foreign currencies	(370)
Foreign currency exchange contracts	53

Net realized gain	47,260,745

Net change in unrealized appreciation (depreciation) of:
Investments	(6,086,611)
Foreign currencies	(67)

Net change in unrealized appreciation (depreciation)	(6,086,678)

NET REALIZED AND UNREALIZED GAIN	41,174,067

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,161,850

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,987,783	$6,609,645
Net realized gain	47,260,745	28,334,848
Net change in unrealized appreciation (depreciation)	(6,086,678)	139,857,260

Net increase in net assets resulting from operations	48,161,850	174,801,753

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(7,447,907)	(5,950,345)
Service Class	(863,777)	(617,174)
Net realized gain:
Standard Class	(26,412,959)	(44,680,899)
Service Class	(4,083,112)	(6,753,822)

	(38,807,755)	(58,002,240)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,581,877	26,368,704
Service Class	11,196,374	17,329,691
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	33,860,866	50,631,244
Service Class	4,946,888	7,370,996

	71,586,005	101,700,635

Cost of shares redeemed:
Standard Class	(76,037,418)	(78,772,260)
Service Class	(15,014,646)	(18,064,040)

	(91,052,064)	(96,836,300)

Increase (decrease) in net assets derived from capital share transactions	(19,466,059)	4,864,335

NET INCREASE (DECREASE) IN NET ASSETS	(10,111,964)	121,663,848
NET ASSETS:
Beginning of year	659,751,553	538,087,705

End of year	$649,639,589	$659,751,553

Undistributed net investment income	$—	$327,828

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund––8

LVIP Delaware Special Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$41.371	$34.125	$33.749	$39.323	$30.303

Income (loss) from investment operations:
Net investment income[1]	0.471	0.441	0.470	0.345	0.349
Net realized and unrealized gain (loss)	2.651	10.699	4.485	(2.624)	8.928

Total from investment operations	3.122	11.140	4.955	(2.279)	9.277

Less dividends and distributions from:
Net investment income	(0.564)	(0.434)	(0.269)	(0.115)	(0.257)
Net realized gain	(2.025)	(3.460)	(4.310)	(3.180)	—

Total dividends and distributions	(2.589)	(3.894)	(4.579)	(3.295)	(0.257)

Net asset value, end of period	$41.904	$41.371	$34.125	$33.749	$39.323

Total return[2]	7.63%	33.78%	14.94%	(5.20% )	30.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$561,547	$573,997	$473,471	$467,227	$599,052
Ratio of expenses to average net assets	0.43%	0.46%	0.47%	0.46%	0.48%
Ratio of net investment income to average net assets	1.10%	1.13%	1.32%	0.90%	1.04%
Portfolio turnover	7%	13%	11%	9%	14%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$41.280	$34.069	$33.702	$39.288	$30.289

Income (loss) from investment operations:
Net investment income[1]	0.320	0.304	0.344	0.208	0.233
Net realized and unrealized gain (loss)	2.641	10.665	4.477	(2.614)	8.904

Total from investment operations	2.961	10.969	4.821	(2.406)	9.137

Less dividends and distributions from:
Net investment income	(0.415)	(0.298)	(0.144)	—	(0.138)
Net realized gain	(2.025)	(3.460)	(4.310)	(3.180)	—

Total dividends and distributions	(2.440)	(3.758)	(4.454)	(3.180)	(0.138)

Net asset value, end of period	$41.801	$41.280	$34.069	$33.702	$39.288

Total return[2]	7.26%	33.32%	14.54%	(5.53% )	30.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$88,093	$85,755	$64,617	$61,431	$49,495
Ratio of expenses to average net assets	0.78%	0.81%	0.82%	0.81%	0.83%
Ratio of net investment income to average net assets	0.75%	0.78%	0.97%	0.55%	0.69%
Portfolio turnover	7%	13%	11%	9%	14%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make

LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer on management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $5,556 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisers Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Investments Fund Advisers (Sub-Adviser), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$26,923
Legal fees	7,426

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$212,308
Distribution fees payable to LFD	25,974

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$43,866,120
Sales	104,547,816

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$378,458,635

Aggregate unrealized appreciation	$292,475,988
Aggregate unrealized depreciation	(21,120,119)

Net unrealized appreciation	$271,355,869

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock	$627,751,091	$—	$627,751,091
Money Market Fund	218,443	—	218,443
Short-Term Investment	—	21,844,970	21,844,970

Total	$627,969,534	$21,844,970	$649,814,504

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$10,957,695	$7,967,526
Long-term capital gains	27,850,060	50,034,714

Total	$38,807,755	$58,002,240

LVIP Delaware Special Opportunities Fund–13

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$335,795,557
Undistributed long-term capital gains	42,488,186
Unrealized appreciation	271,355,846

Net assets	$649,639,589

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investments Income	Accumulated Net Realized Gain
$996,073	$(996,073)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	503,308	684,046
Service Class	265,268	449,462
Shares issued upon reinvestment of dividends and distributions:
Standard Class	808,696	1,329,823
Service Class	118,634	194,884

	1,695,906	2,658,215

Shares redeemed:
Standard Class	(1,785,409)	(2,014,421)
Service Class	(353,878)	(463,618)

	(2,139,287)	(2,478,039)

Net increase (decrease)	(443,381)	180,176

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts –The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2014.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$53	$—

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Special Opportunities Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Special Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Special Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Special Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Delaware Special Opportunities Fund–16

LVIP Delaware Special Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
71.76%	28.24%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP Delaware Special Opportunities Fund–17

LVIP Delaware Special Opportunities Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the LVIP Delaware Special Opportunities Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one and five year periods and was below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered LIAC’s statement that the Fund’s one year peer group rank had improved from the prior year, but its three year rank continued to lag, and that in total, sector allocations contributed to relative performance while security selection detracted. The Board considered LIAC’s statement that it remained confident in the subadviser and the Fund’s investment strategy and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser and considered Delaware’s statement that it does not charge a lower fee to other funds or similar clients receiving comparable services. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP Delaware Special Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Delaware Special Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Delaware Special Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call
1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Special Opportunities Fund–21

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional Non-U.S. Equity RPM Fund

LVIP Dimensional U.S. Equity RPM Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP Dimensional/Vanguard Allocation Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds

2014 Annual Report Commentary (unaudited)

Advised by:

The LVIP Dimensional Non-U.S. Equity RPM Fund returned (7.50%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI All Country World ex U.S. Index1 returned (3.87%).

The LVIP Dimensional U.S. Equity RPM Fund returned 4.70% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 3000® Index2, returned 12.56%.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index3 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index4 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index5 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index6 delivered healthy returns during the year as it gained 5.97%.

The underlying holdings of the LVIP Dimensional Non-U.S. Equity RPM Fund generally underperformed their respective composite benchmarks during 2014. Exposure to DFA VA International Value Fund, DFA International Core Equity Fund and the DFA International Vector Equity Fund detracted from results relative to the index. A position in the DFA International Real Estate Securities Fund aided results for the year.

The underlying holdings of the LVIP Dimensional U.S. Equity RPM Fund generally underperformed their respective composite benchmarks during 2014. Exposure to DFA US Large Value Fund, DFA VA US Targeted Value Fund and the DFA US Small Cap Fund detracted from results relative to the index. A position in the DFA Real Estate Securities Fund was a contributor to total return.

The risk management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. The risk management strategy generally detracted from results in the LVIP Dimensional Equity Funds during 2014. At points during the 3rd and 4th quarters of 2014 when the equity markets were volatile, the risk management strategy successfully reduced the Funds’ overall volatility.

The LVIP Dimensional/Vanguard Total Bond Fund returned 4.64% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.97%.

The LVIP Vanguard Domestic Equity ETF Fund returned 12.21% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 3000® Index, returned 12.56%.

The LVIP Vanguard International Equity ETF Fund returned (4.64%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI All Country World ex U.S. Index returned (3.87%).

The LVIP Dimensional/Vanguard Total Bond Fund posted a positive total return during the year, a period when market interest rates fell significantly. Leading contributors to total return versus the Barclays Capital U.S. Aggregate Bond Index included the Vanguard Long-Term Bond Index ETF and the DFA Intermediate-Term Extended Quality Fund. Detractors to total return included shorter duration holdings, including the LVIP Money Market Fund and the DFA VA Short-Term Fixed Fund.

The LVIP Vanguard Domestic Equity ETF Fund benefitted from broadly diversified U.S. equity exposure as these holdings generally posted double-digit returns during the year. Relative to the Russell 3000 Index, contributors included the Vanguard Mid-Cap Value ETF, the Vanguard Mega Cap 300 Growth ETF and the Vanguard REIT ETF. However, exposure to U.S. small cap stocks through the Vanguard VIF Small Company Growth Fund detracted from results; and a small holding in the LVIP Money Market Fund also detracted from results relative to the Index.

The LVIP Vanguard International Equity ETF Fund posted a negative total return during the year, as non-US equity markets declined during 2014. On a relative basis, exposures to the Vanguard European ETF, the Vanguard FTSE Developed Markets ETF and the Vanguard VA International Fund detracted from returns relative to benchmark. Underlying holdings that contributed to returns included Vanguard Emerging Markets ETF and Vanguard Global Ex-US Real Estate ETF.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional/Vanguard Allocation Funds–1

LVIP Dimensional/Vanguard Allocation Funds

2014 Annual Report Commentary (continued)

LVIP Dimensional Non-U.S. Equity RPM Fund

Growth of $10,000 invested 5/2/11 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional Non-U.S. Equity RPM Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,084 for the Standard Class shares and decreased to $9,993 for the Service Class shares. For comparison, look at how the MSCI All World ex U.S. Index (net dividends) did from 5/2/11 through 12/31/14. The same $10,000 investment would have increased to $10,302. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One year	– 7.50%
Inception (5/2/11)	+ 0.23%

Service Class Shares
One year	– 7.74%
Inception (5/2/11)	– 0.02%

LVIP Dimensional U.S. Equity RPM Fund

Growth of $10,000 invested 5/2/11 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Equity RPM Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,676 for the Standard Class shares and to $14,545 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/14. The same $10,000 investment would have increased to $16,138. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 4.70%
Inception (5/2/11)	+ 11.01%

Service Class Shares
One Year	+ 4.44%
Inception (5/2/11)	+ 10.74%

LVIP Dimensional/Vanguard Allocation Funds–2

LVIP Dimensional/Vanguard Allocation Funds

2014 Annual Report Commentary (continued)

LVIP Dimensional/Vanguard Total Bond Fund

Growth of $10,000 invested 5/2/11 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional/ Vanguard Total Bond Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value would have increased to $11,110 for the Standard Class shares and to $11,010 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did from 5/2/11 through 12/31/14. The same $10,000 investment would have increased to $11,473. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 4.64%
Inception (5/2/11)	+ 2.91%

Service Class Shares
One Year	+ 4.39%
Inception (5/2/11)	+ 2.65%

LVIP Vanguard Domestic Equity ETF Fund

Growth of $10,000 invested 5/2/11 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Domestic Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,542 for the Standard Class shares and to $15,402 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/14. The same $10,000 investment would have increased to $16,138. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 12.21%
Inception (5/2/11)	+ 12.75%

Service Class Shares
One Year	+ 11.93%
Inception (5/2/11)	+ 12.47%

LVIP Dimensional/Vanguard Allocation Funds–3

LVIP Dimensional/Vanguard Allocation Funds

2014 Annual Report Commentary (continued)

LVIP Vanguard International Equity ETF Fund

Growth of $10,000 invested 5/2/11 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard International Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,448 for the Standard Class shares and to $10,351 for the Service Class shares. For comparison, look at how the MSCI All Country World ex U.S. Index (net dividends) did from 5/2/11 through 12/31/14. The same $10,000 investment would have increased to $10,302. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	– 4.64%
Inception (5/2/11)	+ 1.20%

Service Class Shares
One Year	– 4.88%
Inception (5/2/11)	+ 0.94%
1.

The MSCI All Country World ex. U.S. Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The net dividends calculation assumes reinvestment of dividends net of withholding taxes.

2.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

3.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

4.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage and asset-based securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP Dimensional/Vanguard Allocation Funds–4

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Dimensional Non-U.S. Equity RPM Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$887.30	0.34%	$1.62
Service Class Shares	1,000.00	886.10	0.59%	2.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.49	0.34%	$1.73
Service Class Shares	1,000.00	1,022.23	0.59%	3.01

LVIP Dimensional U.S. Equity RPM Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,005.80	0.32%	$1.62
Service Class Shares	1,000.00	1,004.50	0.57%	2.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.59	0.32%	$1.63
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

LVIP Dimensional/Vanguard Total Bond Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,011.10	0.24%	$1.22
Service Class Shares	1,000.00	1,009.90	0.49%	2.48
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.74	0.49%	2.50

LVIP Dimensional/Vanguard Allocation Funds–5

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP Vanguard Domestic Equity ETF Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,050.90	0.24%	$1.24
Service Class Shares	1,000.00	1,049.50	0.49%	2.53
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.74	0.49%	2.50

LVIP Vanguard International Equity ETF Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$910.00	0.28%	$1.35
Service Class Shares	1,000.00	908.80	0.53%	2.55
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.79	0.28%	$1.43
Service Class Shares	1,000.00	1,022.53	0.53%	2.70

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds–6

LVIP Dimensional/Vanguard Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2014

LVIP Dimensional Non-U.S. Equity RPM Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	1.92%
Money Market Fund	1.92%
Unaffiliated Investment Companies	98.76%
International Equity Funds	91.78%
Money Market Fund	6.98%
Total Value of Securities	100.68%
Liabilities Net of Receivables and Other Assets	(0.68%)
Total Net Assets	100.00%

LVIP Dimensional U.S. Equity RPM Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	1.88%
Money Market Fund	1.88%
Unaffiliated Investment Companies	98.49%
Equity Funds	92.42%
Money Market Fund	6.07%
Total Value of Securities	100.37%
Liabilities Net of Receivables and Other Assets	(0.37%)
Total Net Assets	100.00%

LVIP Dimensional/Vanguard Total Bond Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.00%
Money Market Fund	2.00%
Unaffiliated Investment Companies	98.41%
Fixed Income Funds	97.98%
Money Market Fund	0.43%
Total Value of Securities	100.41%
Liabilities Net of Receivables and Other Assets	(0.41%)
Total Net Assets	100.00%

LVIP Vanguard Domestic Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.03%
Money Market Fund	2.03%
Unaffiliated Investment Companies	98.78%
Equity Funds	98.35%
Money Market Fund	0.43%
Total Value of Securities	100.81%
Liabilities Net of Receivables and Other Assets	(0.81%)
Total Net Assets	100.00%

LVIP Vanguard International Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.07%
Money Market Fund	2.07%
Unaffiliated Investment Companies	99.12%
International Equity Funds	97.61%
Money Market Fund	1.51%
Total Value of Securities	101.19%
Liabilities Net of Receivables and Other Assets	(1.19%)
Total Net Assets	100.00%

LVIP Dimensional/Vanguard Allocation Funds–7

LVIP Dimensional Non-U.S. Equity RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–1.92%
Money Market Fund–1.92%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	414,031	$4,140,310

Total Affiliated Investment Company (Cost $4,140,310)		4,140,310

UNAFFILIATED INVESTMENT COMPANIES–98.76%
International Equity Funds–91.78%
**DFA Emerging Markets Core Equity Portfolio	1,065,305	20,155,572
**DFA International Core Equity Portfolio	4,310,726	50,435,494
**DFA International Real Estate Securities Portfolio	1,971,068	10,328,396
**DFA International Small Cap Value Portfolio	549,096	10,213,185

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
**DFA International Vector Equity Portfolio	1,882,730	$20,239,349
**DFA Large Cap International Portfolio	2,415,168	50,042,280
**DFA VA International Small Portfolio	1,482,339	16,394,672
**DFA VA International Value Portfolio	1,701,208	19,955,166

		197,764,114

Money Market Fund–6.98%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	15,033,774	15,033,774

		15,033,774

Total Unaffiliated Investment Companies (Cost $212,461,297)		212,797,888

TOTAL VALUE OF SECURITIES–100.68% (Cost $216,601,607)	216,938,198
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.68%)	(1,454,581)

NET ASSETS APPLICABLE TO 22,916,727 SHARES OUTSTANDING–100.00%	$215,483,617

NET ASSET VALUE–LVIP DIMENSIONAL NON-U.S. EQUITY RPM FUND STANDARD CLASS ($33,236,862 / 3,534,804 Shares)	$9.403

NET ASSET VALUE–LVIP DIMENSIONAL NON-U.S. EQUITY RPM FUND SERVICE CLASS ($182,246,755 / 19,381,923 Shares)	$9.403

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$222,410,153
Undistributed net investment income	277,996
Accumulated net realized loss on investments	(7,334,902)
Net unrealized appreciation of investments and derivatives	130,370

Total net assets	$215,483,617

*	Standard Class shares.

**	Institutional Class shares.

«

Includes $1,839,109 cash pledged as collateral for futures contracts, $728,298 foreign currencies due to broker, $2,084,216 payable for investment companies purchased and $424,096 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(28) British Pound Currency	$(2,755,261)	$(2,724,750)	3/17/15	$30,511
(28) E-mini MSCI Emerging Markets Index	(1,274,922)	(1,340,780)	3/24/15	(65,858)
(30) Euro Currency	(4,692,998)	(4,540,125)	3/17/15	152,873
(115) Euro STOXX 50 Index	(4,216,204)	(4,359,749)	3/24/15	(143,545)
(27) FTSE 100 Index	(2,637,497)	(2,744,459)	3/24/15	(106,962)
(31) Japanese Yen Currency	(3,307,220)	(3,235,238)	3/17/15	71,982
(22) Nikkei 225 Index (OSE)	(3,060,088)	(3,205,310)	3/13/15	(145,222)

	$(21,944,190)			$(206,221)

LVIP Dimensional/Vanguard Allocation Funds–8

LVIP Dimensional Non-U.S. Equity RPM Fund

Statement of Net Assets (continued)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

OSE–Osaka Securities Exchange

VA–Variable Annuity

1 See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–9

LVIP Dimensional U.S. Equity RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–1.88%
Money Market Fund–1.88%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	713,310	$7,133,102

Total Affiliated Investment Company (Cost $7,133,102)		7,133,102

UNAFFILIATED INVESTMENT COMPANIES–98.49%
Equity Funds–92.42%
**DFA Real Estate Securities Portfolio	549,255	18,163,874
**DFA U.S. Core Equity 1 Portfolio	3,769,563	67,550,577
**DFA U.S. Large Cap Equity Portfolio	2,784,702	35,755,569
**DFA U.S. Large Company Portfolio	5,672,606	92,009,665
**DFA U.S. Large Value Portfolio	1,228,174	28,211,148
**DFA U.S. Micro Cap Portfolio	939,860	18,205,087

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**DFA U.S. Small Cap Portfolio	1,400,269	$43,618,371
**DFA U.S. Small Cap Value Portfolio	622,628	21,773,298
**DFA VA U.S. Targeted Value Portfolio	1,375,765	25,107,708

		350,395,297

Money Market Fund–6.07%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	23,025,775	23,025,775

		23,025,775

Total Unaffiliated Investment Companies (Cost $311,088,359)		373,421,072

TOTAL VALUE OF SECURITIES–100.37% (Cost $318,221,461)	380,554,174
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.37%)	(1,395,137)

NET ASSETS APPLICABLE TO 26,792,901 SHARES OUTSTANDING–100.00%	$379,159,037

NET ASSET VALUE–LVIP DIMENSIONAL U.S. EQUITY RPM FUND STANDARD CLASS ($22,848,062 / 1,613,928 Shares)	$14.157

NET ASSET VALUE–LVIP DIMENSIONAL U.S. EQUITY RPM FUND SERVICE CLASS ($356,310,975 / 25,178,973 Shares)	$14.151

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$322,736,270
Undistributed net investment income	93,985
Accumulated net realized loss on investments	(5,830,817)
Net unrealized appreciation of investments and derivatives	62,159,599

Total net assets	$379,159,037

*	Standard Class shares.

**	Institutional Class shares.

«	Includes $677,089 cash pledged as collateral for futures contracts, $118,547 due to custodian, and $1,828,523 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
54 E-mini Russell 2000 Index	$6,552,542	$6,483,780	3/24/15	$(68,762)
83 E-mini S&P 500 Index	8,621,812	8,517,460	3/24/15	(104,352)

	$15,174,354			$(173,114)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

VA–Variable Annuity

1 See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–10

LVIP Dimensional/Vanguard Total Bond Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.00%
Money Market Fund–2.00%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	792,347	$7,923,466

Total Affiliated Investment Company (Cost $7,923,466)		7,923,466

UNAFFILIATED INVESTMENT COMPANIES–98.41%
Fixed Income Funds–97.98%
**DFA Inflation-Protected Securities Portfolio	2,385,320	27,669,712
**DFA Intermediate Term Extended Quality Portfolio	5,201,231	55,809,211
**DFA One-Year Fixed Income Portfolio	1,921,694	19,793,448
**DFA Two-Year Global Fixed Income Portfolio	3,602,502	35,664,769
**DFA VA Global Bond Portfolio	2,966,485	31,771,055
**DFA VA Short Term Fixed Portfolio	2,333,812	23,758,203

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
Vanguard Long-Term Bond ETF	129,372	$12,192,017
Vanguard Mortgage-Backed Securities ETF	895,925	47,492,984
Vanguard Short-Term Corporate Bond ETF	198,722	15,824,233
Vanguard Total Bond Market ETF	1,444,329	118,969,380

		388,945,012

Money Market Fund–0.43%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	1,714,126	1,714,126

		1,714,126

Total Unaffiliated Investment Companies (Cost $389,598,684)		390,659,138

TOTAL VALUE OF SECURITIES–100.41% (Cost $397,522,150)	398,582,604
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.41%)	(1,618,598)

NET ASSETS APPLICABLE TO 37,739,399 SHARES OUTSTANDING–100.00%	$396,964,006

NET ASSET VALUE–LVIP DIMENSIONAL/VANGUARD TOTAL BOND FUND STANDARD CLASS ($32,573,358 / 3,096,798 Shares)	$10.518

NET ASSET VALUE–LVIP DIMENSIONAL/VANGUARD TOTAL BOND FUND SERVICE CLASS ($364,390,648 / 34,642,601 Shares)	$10.519

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$396,724,975
Undistributed net investment income	493,516
Accumulated net realized loss on investments	(1,314,939)
Net unrealized appreciation of investments	1,060,454

Total net assets	$396,964,006

*	Standard Class shares.

**	Institutional Class shares.

«	Includes $1,713,844 payable for investment companies purchased and $17,445 payable for fund shares redeemed as of December 31, 2014.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–11

LVIP Vanguard Domestic Equity ETF Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.03%
Money Market Fund–2.03%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	387,058	$3,870,584

Total Affiliated Investment Company (Cost $3,870,584)		3,870,584

UNAFFILIATED INVESTMENT COMPANIES–98.78%
Equity Funds–98.35%
Vanguard Dividend Appreciation ETF	236,302	19,178,270
Vanguard Mega Cap 300 Growth ETF	376,345	30,585,558
Vanguard Mega Cap 300 Value ETF	628,725	38,182,469
Vanguard Mid-Cap Growth Index ETF	75,515	7,673,079
Vanguard Mid-Cap Value Index ETF	128,289	11,472,885
Vanguard REIT ETF	96,016	7,777,296
Vanguard Small-Cap Growth ETF	46,088	5,804,323

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Vanguard Small-Cap Value ETF	90,902	$9,614,705
Vanguard Total Stock Market ETF	488,611	51,792,766
**Vanguard Variable Insurance Fund–Small Company Growth Portfolio	244,599	5,904,623

		187,985,974

Money Market Fund–0.43%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	825,123	825,123

		825,123

Total Unaffiliated Investment Companies (Cost $136,634,715)		188,811,097

TOTAL VALUE OF SECURITIES–100.81% (Cost $140,505,299)	192,681,681
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.81%)	(1,545,162)

NET ASSETS APPLICABLE TO 12,963,713 SHARES OUTSTANDING–100.00%	$191,136,519

NET ASSET VALUE–LVIP VANGUARD DOMESTIC EQUITY ETF FUND STANDARD CLASS ($36,625,855 / 2,483,429 Shares)	$14.748

NET ASSET VALUE–LVIP VANGUARD DOMESTIC EQUITY ETF FUND SERVICE CLASS ($154,510,664 / 10,480,284 Shares)	$14.743

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$139,291,416
Undistributed net investment income	61,992
Accumulated net realized loss on investments	(393,271)
Net unrealized appreciation of investments	52,176,382

Total net assets	$191,136,519

*	Standard Class shares.

**	Institutional Class shares.

«	Includes $937,273 payable for investment companies purchased and $1,011,755 payable for fund shares redeemed as of December 31, 2014.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–12

LVIP Vanguard International Equity ETF Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.07%
Money Market Fund–2.07%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund	250,178	$2,501,785

Total Affiliated Investment Company (Cost $2,501,785)		2,501,785

UNAFFILIATED INVESTMENT COMPANIES–99.12%
International Equity Funds–97.61%
Vanguard FTSE All-World ex-U.S. ETF	384,079	17,997,942
Vanguard FTSE All-World ex-U.S. Small-Cap ETF	190,518	18,184,943
Vanguard FTSE Developed Markets ETF	632,315	23,952,092
Vanguard FTSE Emerging Markets ETF	302,101	12,090,082
Vanguard FTSE European ETF	204,134	10,698,663

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
Vanguard FTSE Pacific ETF	361,821	$20,641,888
Vanguard Global ex-U.S. Real Estate ETF	89,465	4,788,167
**Vanguard VA International Portfolio	466,049	9,614,598

		117,968,375

Money Market Fund–1.51%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	1,828,464	1,828,464

		1,828,464

Total Unaffiliated Investment Companies (Cost $114,794,817)		119,796,839

TOTAL VALUE OF SECURITIES–101.19% (Cost $117,296,602)	122,298,624
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.19%)	(1,437,102)

NET ASSETS APPLICABLE TO 12,599,123 SHARES OUTSTANDING–100.00%	$120,861,522

NET ASSET VALUE–LVIP VANGUARD INTERNATIONAL EQUITY ETF FUND STANDARD CLASS ($29,516,390 / 3,076,351 Shares)	$9.595

NET ASSET VALUE–LVIP VANGUARD INTERNATIONAL EQUITY ETF FUND SERVICE CLASS ($91,345,132 / 9,522,772 Shares)	$9.592

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$120,269,383
Undistributed net investment income	397,915
Accumulated net realized loss on investments	(4,807,798)
Net unrealized appreciation of investments	5,002,022

Total net assets	$120,861,522

*	Standard Class shares.

**	Retail Class shares.

«	Includes $1,924,085 payable for investment companies purchased and $349,812 payable for fund shares redeemed as of December 31, 2014.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–13

LVIP Dimensional/Vanguard Allocation Funds

Statements of Operations

Year Ended December 31, 2014

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$5,347,428	$4,390,490	$6,724,734	$3,139,543	$3,135,197
Dividends from affiliated investment companies	484	550	1,620	857	539

	5,347,912	4,391,040	6,726,354	3,140,400	3,135,736

EXPENSES:
Management fees	452,813	772,342	801,700	418,905	261,048
Distribution fees-Service Class	365,823	723,460	744,290	357,521	211,317
Accounting and administration expenses	91,743	127,973	48,727	39,835	36,081
Professional fees	22,227	24,787	24,762	21,738	20,442
Reports and statements to shareholders	17,607	12,456	27,363	16,140	17,173
Custodian fees	4,903	6,650	5,903	6,510	3,380
Consulting fees	3,766	3,890	2,002	1,835	1,786
Trustees’ fees and expenses	3,016	5,715	5,739	3,239	1,928
Pricing fees	232	141	94	75	115
Other	1,548	1,479	1,959	1,164	745

	963,678	1,678,893	1,662,539	866,962	554,015
Less management fees waived	—	—	(160,340)	(83,781)	(52,210)

Total operating expenses	963,678	1,678,893	1,502,199	783,181	501,805

NET INVESTMENT INCOME	4,384,234	2,712,147	5,224,155	2,357,219	2,633,931

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	696,756	5,004,945	895,450	573,268	—
Sale of investments in unaffiliated investment companies	(281,098)	1,966,833	(802,826)	(16,847)	(367,206)
Foreign currencies	(151,264)	(4,151)	—	—	—
Foreign currency exchange contracts	8,589	—	—	—	—
Futures contracts	(5,144,925)	(11,397,139)	—	—	—

Net realized gain (loss)	(4,871,942)	(4,429,512)	92,624	556,421	(367,206)

Net change in unrealized appreciation (depreciation) of:
Investments in unaffiliated investment companies	(15,208,277)	18,023,522	7,477,378	16,400,446	(8,459,083)
Foreign currencies	(2,163)	—	—	—	—
Futures contracts	(606,840)	(1,041,366)	—	—	—

Net change in unrealized appreciation (depreciation)	(15,817,280)	16,982,156	7,477,378	16,400,446	(8,459,083)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(20,689,222)	12,552,644	7,570,002	16,956,867	(8,826,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,304,988)	$15,264,791	$12,794,157	$19,314,086	$(6,192,358)

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–14

LVIP Dimensional/Vanguard Allocation Funds

Statements of Changes in Net Assets

	LVIP Dimensional Non-U.S. Equity RPM Fund		LVIP Dimensional U.S. Equity RPM Fund		LVIP Dimensional/ Vanguard Total Bond Fund
	Year Ended		Year Ended		Year Ended

	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,384,234	$1,901,212	$2,712,147	$1,624,543	$5,224,155	$2,449,162
Net realized gain (loss)	(4,871,942)	(1,951,289)	(4,429,512)	(946,026)	92,624	(566,016)
Net change in unrealized appreciation (depreciation)	(15,817,280)	11,793,014	16,982,156	36,052,941	7,477,378	(7,520,227)

Net increase (decrease) in net assets resulting from operations	(16,304,988)	11,742,937	15,264,791	36,731,458	12,794,157	(5,637,081)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(682,934)	(608,538)	(217,001)	(139,850)	(521,961)	(173,049)
Service Class	(3,488,741)	(1,469,665)	(2,506,607)	(1,497,819)	(4,932,209)	(2,498,399)
Net realized gain:
Standard Class	—	(36,400)	—	(55,615)	(21,247)	(26,113)
Service Class	—	(78,120)	—	(787,490)	(253,731)	(509,148)

	(4,171,675)	(2,192,723)	(2,723,608)	(2,480,774)	(5,729,148)	(3,206,709)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,692,029	10,474,057	9,882,612	13,489,176	21,279,650	11,104,237
Service Class	118,118,375	71,774,460	174,179,783	120,392,495	147,480,289	139,282,702
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	682,934	644,938	217,001	195,465	543,208	199,162
Service Class	3,488,741	1,547,785	2,506,607	2,285,309	5,185,940	3,007,547

	134,982,079	84,441,240	186,786,003	136,362,445	174,489,087	153,593,648

Cost of shares redeemed:
Standard Class	(12,163,617)	(1,049,312)	(3,130,039)	(3,158,016)	(3,240,777)	(5,664,928)
Service Class	(22,520,057)	(8,534,028)	(52,338,524)	(26,897,691)	(28,789,356)	(37,722,573)

	(34,683,674)	(9,583,340)	(55,468,563)	(30,055,707)	(32,030,133)	(43,387,501)

Increase in net assets derived from capital share transactions	100,298,405	74,857,900	131,317,440	106,306,738	142,458,954	110,206,147

NET INCREASE IN NET ASSETS	79,821,742	84,408,114	143,858,623	140,557,422	149,523,963	101,362,357
NET ASSETS:
Beginning of year	135,661,875	51,253,761	235,300,414	94,742,992	247,440,043	146,077,686

End of year	$215,483,617	$135,661,875	$379,159,037	$235,300,414	$396,964,006	$247,440,043

Undistributed net investment income	$277,996	$123,273	$93,985	$57,829	$493,516	$359,701

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–15

LVIP Dimensional/Vanguard Allocation Funds

Statements of Changes in Net Assets (continued)

	LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,357,219	$1,721,485	$2,633,931	$1,563,815
Net realized gain (loss)	556,421	325,204	(367,206)	(106,261)
Net change in unrealized appreciation (depreciation)	16,400,446	28,186,426	(8,459,083)	8,078,732

Net increase (decrease) in net assets resulting from operations	19,314,086	30,233,115	(6,192,358)	9,536,286

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(640,219)	(146,977)	(592,954)	(220,804)
Service Class	(2,374,079)	(1,138,563)	(1,643,062)	(1,343,011)
Net realized gain:
Standard Class	(102,729)	—	—	—
Service Class	(473,497)	—	—	—
Return of capital:
Standard Class	—	—	—	(1,265)
Service Class	—	—	—	(8,262)

	(3,590,524)	(1,285,540)	(2,236,016)	(1,573,342)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	25,136,205	24,822,540	24,140,346	10,357,213
Service Class	38,840,309	42,140,696	33,380,541	27,868,397
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	742,948	146,977	592,954	222,069
Service Class	2,847,576	1,138,563	1,643,062	1,351,273

	67,567,038	68,248,776	59,756,903	39,798,952

Cost of shares redeemed:
Standard Class	(5,532,566)	(14,550,314)	(4,729,744)	(1,664,261)
Service Class	(34,943,190)	(22,246,993)	(12,335,330)	(12,066,429)

	(40,475,756)	(36,797,307)	(17,065,074)	(13,730,690)

Increase in net assets derived from capital share transactions	27,091,282	31,451,469	42,691,829	26,068,262

NET INCREASE IN NET ASSETS	42,814,844	60,399,044	34,263,455	34,031,206
NET ASSETS:
Beginning of year	148,321,675	87,922,631	86,598,067	52,566,861

End of year	$191,136,519	$148,321,675	$120,861,522	$86,598,067

Undistributed (distribution in excess of) net investment income	$61,992	$458,245	$397,915	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–16

LVIP Dimensional Non-U.S. Equity RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class
		Year Ended	12/31/12	5/2/11[1] to 12/31/11
	12/31/14	12/31/13

Net asset value, beginning of period	$10.391	$9.202	$7.951	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.270	0.246	0.310	0.280
Net realized and unrealized gain (loss)	(1.048)	1.142	1.172	(2.306)

Total from investment operations	(0.778)	1.388	1.482	(2.026)

Less dividends and distributions from:
Net investment income	(0.210)	(0.187)	(0.212)	(0.023)
Net realized gain	—	(0.012)	(0.019)	—

Total dividends and distributions	(0.210)	(0.199)	(0.231)	(0.023)

Net asset value, end of period	$9.403	$10.391	$9.202	$7.951

Total return[3]	(7.50%)	15.12%	18.77%	(20.26%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,237	$34,646	$21,171	$7,955
Ratio of expenses to average net assets[4]	0.33%	0.33%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.33%	0.37%	0.50%	1.52%
Ratio of net investment income to average net assets	2.62%	2.50%	3.60%	5.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.62%	2.46%	3.40%	4.04%
Portfolio turnover	13%	13%	11%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–17

LVIP Dimensional Non-U.S. Equity RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund Service Class
		Year Ended		5/2/11[1] to 12/31/11
	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$10.390	$9.202	$7.954	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.243	0.223	0.288	0.271
Net realized and unrealized gain (loss)	(1.046)	1.139	1.171	(2.310)

Total from investment operations	(0.803)	1.362	1.459	(2.039)

Less dividends and distributions from:
Net investment income	(0.184)	(0.162)	(0.192)	(0.007)
Net realized gain.	—	(0.012)	(0.019)	—

Total dividends and distributions	(0.184)	(0.174)	(0.211)	(0.007)

Net asset value, end of period	$9.403	$10.390	$9.202	$7.954

Total return[3]	(7.74%)	14.84%	18.47%	(20.39%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$182,247	$101,016	$30,083	$14,579
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	0.62%	0.75%	1.77%
Ratio of net investment income to average net assets	2.37%	2.25%	3.35%	5.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.37%	2.21%	3.15%	3.79%
Portfolio turnover	13%	13%	11%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–18

LVIP Dimensional U.S. Equity RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Equity RPM Fund Standard Class
	12/31/14	Year Ended	12/31/12	5/2/11[1] to 12/31/11
		12/31/13

Net asset value, beginning of period	$13.649	$10.715	$9.230	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.154	0.165	0.199	0.175
Net realized and unrealized gain (loss)	0.488	2.955	1.405	(0.932)

Total from investment operations	0.642	3.120	1.604	(0.757)

Less dividends and distributions from:
Net investment income	(0.134)	(0.125)	(0.117)	(0.013)
Net realized gain	—	(0.061)	(0.002)	—

Total dividends and distributions	(0.134)	(0.186)	(0.119)	(0.013)

Net asset value, end of period	$14.157	$13.649	$10.715	$9.230

Total return[3]	4.70%	29.18%	17.41%	(7.57%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,848	$15,078	$2,558	$698
Ratio of expenses to average net assets[4]	0.31%	0.32%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.33%	0.39%	1.08%
Ratio of net investment income to average net assets	1.11%	1.31%	1.94%	2.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.11%	1.30%	1.85%	2.17%
Portfolio turnover	26%	15%	14%	6%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–19

LVIP Dimensional U.S. Equity RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Equity RPM Fund Service Class
	12/31/14	Year Ended	12/31/12	5/2/11[1] to 12/31/11
		12/31/13

Net asset value, beginning of period	$13.645	$10.714	$9.229	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.119	0.133	0.174	0.160
Net realized and unrealized gain (loss)	0.487	2.953	1.403	(0.931)

Total from investment operations	0.606	3.086	1.577	(0.771)

Less dividends and distributions from:
Net investment income	(0.100)	(0.094)	(0.090)	—
Net realized gain	—	(0.061)	(0.002)	—

Total dividends and distributions	(0.100)	(0.155)	(0.092)	—

Net asset value, end of period	$14.151	$13.645	$10.714	$9.229

Total return[3]	4.44%	28.86%	17.12%	(7.71%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$356,311	$220,223	$92,185	$24,883
Ratio of expenses to average net assets[4]	0.56%	0.57%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.58%	0.64%	1.33%
Ratio of net investment income to average net assets.	0.86%	1.06%	1.69%	2.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.86%	1.05%	1.60%	1.92%
Portfolio turnover	26%	15%	14%	6%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–20

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional/Vanguard Total Bond Fund
	Standard Class

	12/31/14	Year Ended 12/31/13	12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$10.224	$10.688	$10.491	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.196	0.162	0.193	0.234
Net realized and unrealized gain (loss)	0.278	(0.457)	0.198	0.291

Total from investment operations	0.474	(0.295)	0.391	0.525

Less dividends and distributions from:
Net investment income	(0.172)	(0.141)	(0.175)	(0.034)
Net realized gain	(0.008)	(0.028)	(0.019)	—

Total dividends and distributions	(0.180)	(0.169)	(0.194)	(0.034)

Net asset value, end of period	$10.518	$10.224	$10.688	$10.491

Total return[3]	4.64%	(2.76% )	3.73%	5.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,573	$13,621	$8,444	$1,286
Ratio of expenses to average net assets[4]	0.24%	0.26%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.31%	0.35%	0.68%
Ratio of net investment income to average net assets	1.86%	1.55%	1.80%	3.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.81%	1.50%	1.75%	2.99%
Portfolio turnover	14%	9%	26%	22%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–21

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional/Vanguard Total Bond Fund
	Service Class

	12/31/14	Year Ended 12/31/13	12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$10.224	$10.689	$10.494	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.169	0.136	0.166	0.217
Net realized and unrealized gain (loss)	0.280	(0.457)	0.199	0.291

Total from investment operations	0.449	(0.321)	0.365	0.508

Less dividends and distributions from:
Net investment income	(0.146)	(0.116)	(0.151)	(0.014)
Net realized gain	(0.008)	(0.028)	(0.019)	—

Total dividends and distributions	(0.154)	(0.144)	(0.170)	(0.014)

Net asset value, end of period	$10.519	$10.224	$10.689	$10.494

Total return[3]	4.39%	(3.00% )	3.48%	5.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$364,391	$233,819	$137,634	$56,459
Ratio of expenses to average net assets[4]	0.49%	0.51%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.54%	0.56%	0.60%	0.93%
Ratio of net investment income to average net assets	1.61%	1.30%	1.55%	3.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.56%	1.25%	1.50%	2.74%
Portfolio turnover	14%	9%	26%	22%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–22

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard Domestic Equity ETF Fund
	Standard Class

	12/31/14	Year Ended 12/31/13	12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$13.421	$10.394	$9.158	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.229	0.212	0.200	0.174
Net realized and unrealized gain (loss)	1.409	2.960	1.187	(0.961)

Total from investment operations	1.638	3.172	1.387	(0.787)

Less dividends and distributions from:
Net investment income	(0.265)	(0.145)	(0.151)	(0.055)
Net realized gain	(0.046)	—	—	—

Total dividends and distributions	(0.311)	(0.145)	(0.151)	(0.055)

Net asset value, end of period	$14.748	$13.421	$10.394	$9.158

Total return[3]	12.21%	30.52%	15.17%	(7.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,626	$13,983	$1,723	$146
Ratio of expenses to average net assets[4]	0.25%	0.29%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.34%	0.39%	0.57%
Ratio of net investment income to average net assets	1.62%	1.71%	1.97%	2.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.57%	1.66%	1.88%	2.63%
Portfolio turnover	15%	20%	17%	10%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–23

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard Domestic Equity ETF Fund
	Service Class

	12/31/14	Year Ended 12/31/13	12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$13.418	$10.395	$9.159	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.192	0.177	0.174	0.158
Net realized and unrealized gain (loss)	1.409	2.961	1.187	(0.959)

Total from investment operations	1.601	3.138	1.361	(0.801)

Less dividends and distributions from:
Net investment income	(0.230)	(0.115)	(0.125)	(0.040)
Net realized gain	(0.046)	—	—	—

Total dividends and distributions	(0.276)	(0.115)	(0.125)	(0.040)

Net asset value, end of period	$14.743	$13.418	$10.395	$9.159

Total return[3]	11.93%	30.20%	14.88%	(8.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$154,511	$134,339	$86,200	$52,435
Ratio of expenses to average net assets[4]	0.50%	0.54%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.59%	0.64%	0.82%
Ratio of net investment income to average net assets	1.37%	1.46%	1.72%	2.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.32%	1.41%	1.63%	2.38%
Portfolio turnover	15%	20%	17%	10%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–24

LVIP Vanguard International Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard International Equity ETF Fund
	Standard Class

	12/31/14	Year Ended 12/31/13	12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$10.272	$9.139	$8.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.280	0.246	0.193	0.313
Net realized and unrealized gain (loss)	(0.756)	1.100	1.336	(2.313)

Total from investment operations	(0.476)	1.346	1.529	(2.000)

Less dividends and distributions from:
Net investment income	(0.201)	(0.212)	(0.188)	—
Net realized gain	—	—	— [3]	—
Return of capital	—	(0.001)	(0.202)	—

Total dividends and distributions	(0.201)	(0.213)	(0.390)	—

Net asset value, end of period	$9.595	$10.272	$9.139	$8.000

Total return[4]	(4.64% )	14.75%	19.35%	(20.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,516	$11,500	$1,890	$600
Ratio of expenses to average net assets[5]	0.28%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.33%	0.39%	0.36%	0.46%
Ratio of net investment income to average net assets	2.72%	2.52%	2.21%	5.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.67%	2.43%	2.15%	5.57%
Portfolio turnover	11%	17%	48%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distribution of $11 was made, which calculated to de minimus amount of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–25

LVIP Vanguard International Equity ETF Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Vanguard International Equity ETF Fund
	Service Class

	12/31/14	Year Ended 12/31/13	12/31/12	5/2/11[1] to 12/31/11

Net asset value, beginning of period	$10.268	$9.137	$7.987	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.254	0.220	0.169	0.307
Net realized and unrealized gain (loss)	(0.755)	1.099	1.335	(2.320)

Total from investment operations	(0.501)	1.319	1.504	(2.013)

Less dividends and distributions from:
Net investment income	(0.175)	(0.187)	(0.170)	—
Net realized gain	—	—	— [3]	—
Return of capital	—	(0.001)	(0.184)	—

Total dividends and distributions	(0.175)	(0.188)	(0.354)	—

Net asset value, end of period	$9.592	$10.268	$9.137	$7.987

Total return[4]	(4.88% )	14.46%	19.04%	(20.13% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,345	$75,098	$50,677	$77,833
Ratio of expenses to average net assets[5]	0.53%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.58%	0.64%	0.61%	0.71%
Ratio of net investment income to average net assets	2.47%	2.27%	1.96%	5.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.42%	2.18%	1.90%	5.32%
Portfolio turnover	11%	17%	48%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distribution of $1,475 was made, which calculated to de minimus amount of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–26

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional Non-U.S. Equity RPM Fund, LVIP Dimensional U.S. Equity RPM Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a Fund, and collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Funds sell their shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The LVIP Dimensional Non-U.S. Equity RPM Fund and LVIP Dimensional U.S. Equity RPM Fund invests a significant portion of their assets in other open-end investment companies (Underlying Funds) that invest in U.S. and foreign stocks and money market instruments. The Underlying Funds will primarily be Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc. mutual funds. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The LVIP Dimensional/Vanguard Total Bond Fund invests a significant portion of its assets in Underlying Funds and Exchange Traded Funds (ETFs) which, in turn, invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be a combination of Dimensional Investment Group Inc. mutual funds and Vanguard ETF® funds. In addition to mutual fund and ETF investments, the Fund may invest in individual securities, such as money market instruments.

The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund invest a significant portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETF investments, the Funds may invest in individual securities, such as money market instruments.

The investment objective of the LVIP Dimensional Non-U.S. Equity RPM Fund, LVIP Dimensional U.S. Equity RPM Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.

The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax position taken on federal income tax returns for all open tax years (December 31, 2011-December 31, 2014), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

LVIP Dimensional/Vanguard Allocation Funds–27

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–Each Fund is an investment company in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios, providing certain administrative services to the Funds, and managing the LVIP Dimensional Non-U.S. Equity RPM Fund and the LVIP Dimensional U.S. Equity RPM Fund’s risk portfolio management (RPM) volatility strategy. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic ETF Fund, and LVIP Vanguard International Equity ETF Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has agreed to reimburse the Funds to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceed the following percentages of average net assets:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Standard Class	0.35%	0.35%	0.30%	0.30%
Service Class	0.60%	0.60%	0.55%	0.55%

The agreement will continue through at least April 30, 2015 for LVIP Dimensional Non-U.S. Equity RPM Fund and LVIP Vanguard International Equity ETF Fund, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The agreement with LVIP Vanguard Domestic Equity ETF Fund expired on April 30, 2014. The agreement with LVIP Dimensional U.S. Equity RPM Fund expired on July 1, 2014.

LVIP Dimensional/Vanguard Allocation Funds–28

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administration fees	$7,022	$11,981	$12,678	$6,654	$4,110
Legal fees	1,950	3,327	3,556	1,842	1,141

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimbursed Lincoln Life for the cost of these services. For the year ended December 31, 2014, these fees amounted as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Trading operation fees	$12,708	$19,551	$2,276	$1,202	$746

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Funds had liabilities payable to affiliates as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LIAC	$44,744	$79,790	$66,247	$32,082	$20,076
Distribution fees payable to LFD	38,061	74,954	76,035	32,529	19,341

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$114,050,105	$194,176,176	$189,315,958	$56,602,079	$53,909,353
Sales	22,363,814	75,483,003	45,933,608	24,916,273	11,379,474

LVIP Dimensional/Vanguard Allocation Funds–29

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$217,629,076	$318,930,064	$398,966,608	$141,163,916	$118,816,569

Aggregate unrealized appreciation	$1,419,195	$62,453,452	$2,603,054	$51,517,765	$5,095,540
Aggregate unrealized depreciation	(2,110,073)	(829,342)	(2,987,058)	—	(1,613,485)

Net unrealized appreciation (depreciation)	$(690,878)	$61,624,110	$(384,004)	$51,517,765	$3,482,055

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Investment Companies	$216,938,198	$380,554,174	$398,582,604	$192,681,681	$122,298,624

Futures Contracts	$(206,221)	$(173,114)	$—	$—	$—

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. Each Fund’s policy is to recognize transfers between levels as of beginning of the reporting period in which the transfer occurred.

LVIP Dimensional/Vanguard Allocation Funds–30

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2014 and 2013 was as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2014
Ordinary income	$4,171,675	$2,723,608	$5,454,170	$3,328,492	$2,236,016
Long-term capital gains	—	—	274,978	262,032	—

Total	$4,171,675	$2,723,608	$5,729,148	$3,590,524	$2,236,016

Year ended December 31, 2013
Ordinary income	$2,078,893	$1,637,669	$2,760,564	$1,285,540	$1,563,815
Long-term capital gains	113,830	843,105	446,145	—	—
Return of capital	—	—	—	—	9,527

Total	$2,192,723	$2,480,774	$3,206,709	$1,285,540	$1,573,342

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Shares of beneficial interest	$222,410,153	$322,736,270	$396,724,975	$139,291,416	$120,269,383
Undistributed ordinary income	277,996	93,985	493,516	—	397,915
Undistributed long-term capital gains	—	—	129,519	327,338	—
Capital loss carryforwards	(6,368,432)	(5,295,328)	—	—	(3,287,831)
Unrealized appreciation (depreciation)	(836,100)	61,624,110	(384,004)	51,517,765	3,482,055

Net assets	$215,483,617	$379,159,037	$396,964,006	$191,136,519	$120,861,522

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of futures contracts, return of capital on investments, and tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, foreign currency contracts, redesignation of dividends and distributions, and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Funds recorded the following reclassifications:

	LVIP Dimensional Non-U.S. Equity RPM Fund	LVIP Dimensional U.S. Equity RPM Fund	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund
Undistributed net investment income	$(57,836)	$47,617	$363,830	$260,826
Accumulated net realized loss	57,836	(47,617)	(363,830)	(260,826)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

LVIP Dimensional/Vanguard Allocation Funds–31

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2014, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Post-Enactment Losses (No Expiration)
	Short-Term	Long-Term	Total
LVIP Dimensional Non-U.S. Equity RPM Fund	$3,769,342	$2,599,090	$6,368,432
LVIP Dimensional U.S. Equity RPM Fund	3,288,450	2,006,878	5,295,328
LVIP Vanguard International Equity ETF Fund	260,174	3,027,657	3,287,831

During the fiscal year 2014 the Funds utilized capital loss carryforwards as follows:

LVIP Vanguard International Equity ETF Fund	$35,952

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund		LVIP Dimensional U.S. Equity RPM Fund		LVIP Dimensional/ Vanguard Total Bond Fund
	Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Standard Class	1,252,017	1,078,147	717,741	1,104,351	2,021,101	1,059,941
Service Class	11,498,313	7,164,127	12,646,019	9,519,876	14,019,695	13,299,145
Shares issued upon reinvestment of dividends and distributions:
Standard Class	72,230	62,786	15,195	14,666	51,663	19,477
Service Class	368,886	150,683	175,617	172,350	493,265	294,187

	13,191,446	8,455,743	13,554,572	10,811,243	16,585,724	14,672,750

Shares redeemed:
Standard Class	(1,123,609)	(107,388)	(223,691)	(253,054)	(308,219)	(537,217)
Service Class	(2,207,627)	(861,500)	(3,782,163)	(2,157,164)	(2,739,275)	(3,600,912)

	(3,331,236)	(968,888)	(4,005,854)	(2,410,218)	(3,047,494)	(4,138,129)

Net increase	9,860,210	7,486,855	9,548,718	8,401,025	13,538,230	10,534,621

LVIP Dimensional/Vanguard Allocation Funds–32

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares (continued)

	LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended

	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Standard Class	1,786,414	2,054,044	2,353,617	1,065,776
Service Class	2,759,199	3,482,032	3,249,570	2,886,029
Shares issued upon reinvestment of dividends and distributions:
Standard Class	50,297	10,991	61,612	21,821
Service Class	193,302	85,145	170,779	132,829

	4,789,212	5,632,212	5,835,578	4,106,455

Shares redeemed:
Standard Class	(395,182)	(1,188,911)	(458,458)	(174,781)
Service Class	(2,483,691)	(1,848,186)	(1,211,207)	(1,251,450)

	(2,878,873)	(3,037,097)	(1,669,665)	(1,426,231)

Net increase	1,910,339	2,595,115	4,165,913	2,680,224

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–LVIP Dimensional Non-U.S. Equity RPM Fund and LVIP Dimensional U.S. Equity RPM Fund may use futures in the normal course of pursuing their investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in the value of their portfolio securities. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	LVIP Dimensional Non-U.S. Equity RPM Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(461,587)
Currency contracts (Futures contracts)	Liabilities net of receivables and other assets	255,366	Liabilities net of receivables and other assets	—

Total		$255,366		$(461,587)

LVIP Dimensional/Vanguard Allocation Funds–33

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

	LVIP Dimensional U.S. Equity RPM Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(173,114)

The effect of derivative instruments on the Statements of Operations for the for the year ended December 31, 2014 was as follows:

LVIP Dimensional Non-U.S. Equity RPM Fund

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$8,589	$—
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(5,357,089)	(833,632)
Currency contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	212,164	226,792

Total		$(5,136,336)	$(606,840)

LVIP Dimensional U.S. Equity RPM Fund

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(11,397,139)	$(1,041,366)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume Futures Contracts (Average Notional Value)	Liability Derivative Volume Futures Contracts (Average Notional Value)
LVIP Dimensional Non-U.S. Equity RPM Fund	$19,731,838	$24,255,184
LVIP Dimensional U.S. Equity RPM Fund	22,807,351	19,850,345

At December 31, 2014, LVIP Dimensional Non-U.S. Equity RPM Fund posted $1,839,109 and foreign currencies due to broker of $728,298 as collateral for futures contracts. At December 31, 2014, LVIP Dimensional U.S. Equity RPM Fund posted $677,089 cash as collateral for futures contracts.

8. Credit and Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

LVIP Dimensional/Vanguard Allocation Funds–34

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

10. Subsequent Events

On January 26, 2015, the Funds’ Board approved to change the name of LVIP Dimensional Non-U.S. Equity RPM Fund to LVIP Dimensional International Core Equity Managed Volatility Fund and the name of LVIP Dimensional U.S. Equity RPM Fund to LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund. The changes are expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements, except as disclosed above.

LVIP Dimensional/Vanguard Allocation Funds–35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional/Vanguard Allocation Funds

We have audited the accompanying statements of net assets of the LVIP Dimensional Non-U.S. Equity RPM Fund, LVIP Dimensional U.S. Equity RPM Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund, and LVIP Vanguard International Equity ETF Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional Non-U.S. Equity RPM Fund, LVIP Dimensional U.S. Equity RPM Fund, LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund, and LVIP Vanguard International Equity ETF Fund (five of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Dimensional/Vanguard Allocation Funds–36

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Dimensional Non-U.S. Equity RPM Fund	0.00%	100.00%	100.00%
LVIP Dimensional U.S. Equity RPM Fund	0.00%	100.00%	100.00%
LVIP Dimensional/Vanguard Total Bond Fund	4.80%	95.20%	100.00%
LVIP Vanguard Domestic Equity ETF Fund	7.30%	92.70%	100.00%
LVIP Vanguard International Equity ETF Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Funds.

Based upon its review of the information provided, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement.

The Board considered that the RPM Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Funds’ portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs could limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund.

The Board reviewed the LVIP Dimensional/Vanguard Total Bond Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark

LVIP Dimensional/Vanguard Allocation Funds–37

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

index for the one and three year periods. The Board considered LIAC’s view that underperformance was due to the underlying fund’s exposure to shorter maturities relative to the peer group in 2014 and the underlying fund’s overweight position in inflation protected securities in 2013, and was largely cyclical in nature. The Board considered that LIAC remained confident in the investment strategy and underlying holdings of the Fund and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods. The Board considered LIAC’s view that the Fund’s allocation to mid-cap and small cap stocks compared to the peer group detracted from the Fund’s performance, and that the Fund was expected to underperform in periods when large cap stocks outperform mid-cap and small-cap stocks. The Board considered that LIAC remained confident in the investment strategy and Vanguard’s ETFs. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Vanguard International Equity ETF Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year period and below the median return of the Morningstar peer group and above the benchmark index for the three year period. The Board considered LIAC’s view that the recent underperformance was driven by the Fund’s overweight exposure to the Pacific region, and the largest detractor had been the global REIT holding. The Board considered that LIAC remained confident in the investment strategy and Vanguard’s ETFs. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Dimensional Non-U.S. Equity RPM Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE Risk Control 10% (Net) Index. The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark index for the one year period and below the median return of the Morningstar performance peer group and the benchmark index for the three year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board also considered that a Risk Protection Management (“RPM”) strategy was implemented for the Fund in April 2013. The Board noted LIAC’s view that the Fund’s higher exposure to emerging market stocks and global REITs detracted from relative performance, and considered LIAC’s view that it remained comfortable with the investment process and the value tilt of the Fund. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Dimensional U.S. Equity RPM Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Mid Relative Value funds category and the S&P 500 Daily Risk Control 10% Ttl Rtn Index. The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one year period and below the median return of the Morningstar performance peer group and above the benchmark index for the three year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board also considered that a RPM strategy was implemented for the Fund in April 2013 and that the Fund was managed to reduce equity market risk, and that during periods of rising equity markets the Fund would be expected to underperform peer funds that were not risk managed. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund, other than the LVIP Dimensional Non-U.S. Equity RPM Fund and LVIP Dimensional U.S. Equity RPM Fund, and an expense limitation for the LVIP Vanguard International Equity ETF Fund and LVIP Dimensional Non-U.S. Equity RPM Fund through April 30, 2015. The Board noted that the investment management fees for the LVIP Dimensional Non-U.S. Equity RPM Fund were above the median investment management fee of the Morningstar expense peer group and that the investment management fees for the LVIP Dimensional U.S. Equity Fund were the same as the median investment management fees of the Morningstar expense peer group. The Board noted that the investment management fees for each other Fund were below the median investment management fee of the respective Morningstar peer group. The Board considered that the net expense ratios plus acquired fund fees and expenses (“AFFE”) for the LVIP Dimensional Non-U.S. Equity RPM Fund and LVIP Dimensional U.S. Equity RPM Fund, were below the median expense ratios including AFFE of the respective Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, as applicable, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and expense limitation, as applicable, for each Fund and concluded that economies of scale were appropriately shared with investors.

LVIP Dimensional/Vanguard Allocation Funds–38

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Dimensional/Vanguard Allocation Funds–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Dimensional/Vanguard Allocation Funds–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Dimensional/Vanguard Allocation Funds–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional/Vanguard Allocation Funds–42

LVIP Franklin Mutual Shares VIP RPM Fund

(formerly LVIP Franklin Mutual Shares Securities RPM Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP Franklin Mutual Shares VIP RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Mutual Shares VIP RPM Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 4.70% (Standard Class shares with distributions reinvested) since inception on January 2, 2014, while its benchmark, the S&P 500® Index1 returned 13.69% during the same period.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index2 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index3 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered healthy returns during the year as it gained 5.97%.

During January 2014, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Funds’ net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the year when the global equity markets were more volatile, the RPM overlay was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. In the 2nd quarter when global equity markets were trending upwards, the overlay positively impacted the Fund’s relative returns. However overall, the volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Frankin Mutual Shares VIP Fund 2014 Annual Commentary (“Underlying Fund”)

Many Fund holdings increased in value during the 12-month period. Top contributors to performance included technology leader Apple, Teva Pharmaceutical Industries and retailer Kroger.

During the year Apple reported consistently good quarterly results, driven by its strong iPhone business. In addition, the company announced a trio of shareholder friendly actions. These included an enhanced share repurchase program of $90 billion, up from $60 billion, with the same end date of December 2015, an 8% increase in the dividend, and a seven-for-one stock split that went into effect in early June. In September, the company released its highly anticipated iPhone 6, which sold 10 million units in its first two days. The iPhone sales drove a strong fiscal fourth quarter via healthy sales volumes and a strong product mix that led to a higher average selling price for the period. In October, the company refreshed its product line-up ahead of the holiday season, including launches of the new iPad Air 2, iPad Mini 3, iMac with Retina Display and an updated Mac Mini. Apple also announced the commencement of support for Apple Pay, its mobile payment and digital wallet application.

The performance of Israel-based Teva Pharmaceutical Industries was largely driven by positive events related to the company’s most profitable drug, Copaxone, used to prevent the relapse of multiple sclerosis. In March, the U.S. Supreme Court agreed to hear Teva’s appeal (with oral arguments occurring in October) to maintain a patent, which further delayed the entrance of generic competition. The delay provided Teva the opportunity to convert more U.S. patients to its new formulation and allowed it to potentially retain a higher portion of the franchise once generic alternatives entered the market. In December, Teva received more good news regarding Copaxone with the new formulation gaining European Union approval. Investors also reacted favorably to the January 2014 announcement of a new chief executive officer (CEO) as the market believed he could successfully carry on Teva’s cost-cutting restructuring program.

Kroger is a Cincinnati-based grocery retailer that operates over 2,400 grocery and multi-department stores in 31 states. During 2014, the company reported strong quarterly operating profits while also raising its fiscal year 2014 earnings outlook for three consecutive quarters. The increase in the full-year outlook was driven in part by the acquisition of Harris Teeter, a stronger outlook for 2014 full-year sales and a decline in gasoline prices, which has helped the U.S. consumer. Kroger’s management team has been executing on a program called “Consumer First” for several

LVIP Franklin Mutual Shares VIP RPM Fund–1

LVIP Franklin Mutual Shares VIP RPM Fund

2014 Annual Report Commentary (continued)

years. This program has resonated with Kroger customers, enabling the company to gain market share, leverage fixed costs, drive operating profit growth and increase shareholder value.

During the period under review, some of the Fund’s investments negatively affected performance. These included offshore drilling company Transocean, natural resources firm Freeport-McMoRan and retailer Tesco.

Transocean is a Switzerland-based company providing offshore contract drilling services. The offshore drilling market continued to be mired in a downturn with little clarity regarding the length and depth of the current cycle as oil prices plunged during the second half of 2014. Oil companies pushed back projects, leaving a number of new rigs without contracts and increasing potential downtime between jobs for existing rigs. The growing fleet of uncontracted rigs at period-end portended, in our view, weak second-half results and a challenging start to 2015. On a positive note, the company started a Master Limited Partnership (MLP), Transocean Partners, which went public in September. The MLP may provide Transocean with a way to generate cash by selling (dropping down) assets into Transocean Partners while still controlling the operations of those assets.

Shares of Freeport-McMoRan came under pressure during 2014 due in large part to falling crude oil prices during the second half of the year, as well as lower prices for copper and gold. The company’s stock also came under pressure from events related to its operations in Indonesia. In early 2014, Indonesia’s government issued new mining-related tax and regulatory policies with the apparent intent to force miners to build smelters within the country. In September, production at the company’s Grasberg mine in Indonesia declined following a fatal accident. The workers’ union subsequently threatened to strike, a development that ultimately did not occur. We took a favorable view of agreements announced in May for Freeport to sell shale assets in Texas and to purchase deepwater oil and gas projects in the Gulf of Mexico. We believe the deepwater assets are more attractive than the shale assets, and proceeds from the shale asset sale allowed Freeport to pay off some of its debt. In addition, we had a favorable view on copper over the longer term as we believed supply shortages were likely in the next few years.

Shares of the U.K.-based Tesco fell throughout 2014. In March, the stock declined as investors became more concerned about price competition from major discounters and competitor supermarkets. Then in August, Tesco issued an unexpected trading statement ahead of its scheduled first-half results. The company lowered its profit guidance primarily for its flagship U.K. operations and cut its dividend. The stock price took a further hit in September with the announcement of material accounting irregularities in Tesco’s core U.K. operations and a contemporaneous change of both the company’s CEO and chief financial officer. At the end of the year, the company appeared to be at the beginning of what could be a protracted turnaround.

During the period, the Fund held currency forwards to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance.

Growth of $10,000 invested 1/2/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Mutual Shares VIP RPM Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,470 for the Standard Class shares and to $10,434 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $11,369. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
Inception (1/2/14)	+ 4.70%

Service Class Shares
Inception (1/2/14)	+ 4.34%

1	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP Franklin Mutual Shares VIP RPM Fund–2

LVIP Franklin Mutual Shares VIP RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$970.90	0.05%	$0.25
Service Class Shares	1,000.00	969.10	0.40%	1.99
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.95	0.05%	$0.26
Service Class Shares	1,000.00	1,023.19	0.40%	2.04

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the applicable Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Mutual Shares VIP RPM Fund–3

LVIP Franklin Mutual Shares VIP RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Investment Companies	99.76%
Equity Fund	93.88%
Money Market Fund	5.88%
Total Value of Securities	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%

LVIP Franklin Mutual Shares VIP RPM Fund–4

LVIP Franklin Mutual Shares VIP RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.76%
Equity Fund–93.88%
Franklin Templeton Variable Insurance Products Trust–Mutual Shares VIP Fund	3,840,115	$87,977,036

		87,977,036

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–5.88%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	5,507,023	$5,507,023

		5,507,023

Total Investment Companies (Cost $92,964,430)		93,484,059

TOTAL VALUE OF SECURITIES–99.76% (Cost $92,964,430)	93,484,059
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.24%	225,069

NET ASSETS APPLICABLE TO 9,083,814 SHARES OUTSTANDING–100.00%	$93,709,128

NET ASSET VALUE–LVIP FRANKLIN MUTUAL SHARES VIP RPM FUND STANDARD CLASS ($30,238 / 2,931.55 Shares)	$10.315

NET ASSET VALUE–LVIP FRANKLIN MUTUAL SHARES VIP RPM FUND SERVICE CLASS ($93,678,890 / 9,080,883 Shares)	$10.316

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$94,850,221
Undistributed net investment income	2,199
Accumulated net realized loss on investments	(1,466,257)
Net unrealized appreciation of investments and derivatives.	322,965

Total net assets	$93,709,128

Class 1 shares.

«	Includes $629,944 cash pledged as collateral for futures contracts, $246,161 payable for investment companies shares purchased and $1,159 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
128 E-mini S&P 500 Index	$13,332,024	$13,135,360	3/24/15	$(196,664)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Mutual Shares VIP RPM Fund–5

LVIP Franklin Mutual Shares VIP RPM Fund

Statement of Operations

January 2, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends from investment companies	$1,226,904

EXPENSES:
Management fees	274,529
Distribution fees-Service Class	147,569
Accounting and administration expenses	44,658
Professional fees	19,414
Reports and statements to shareholders	3,965
Custodian fees	1,340
Trustees’ fees and expenses	275
Pricing fees	73
Consulting fees	59
Other	16

491,898
Less management fees waived	(274,529)
Less expenses reimbursed	(48,682)

Total operating expenses	168,687

NET INVESTMENT INCOME	1,058,217

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	283,498
Sale of investments in investment companies	(175,538)
Futures contracts	(1,574,217)

Net realized loss	(1,466,257)

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	519,629
Futures contracts	(196,664)

Net change in unrealized appreciation (depreciation)	322,965

NET REALIZED AND UNREALIZED LOSS	(1,143,292)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(85,075)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Mutual Shares VIP RPM Fund Statement of Changes in Net Assets

1/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,058,217
Net realized loss	(1,466,257)
Net change in unrealized appreciation (depreciation)	322,965

Net decrease in net assets resulting from operations	(85,075)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(451)
Service Class	(1,060,145)

(1,060,596)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	120,191
Service Class	107,116,501
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	451
Service Class	1,060,145

108,297,288

Cost of shares redeemed:
Standard Class	(95,303)
Service Class	(13,347,186)

(13,442,489)

Increase in net assets derived from capital share transactions	94,854,799

NET INCREASE IN NET ASSETS	93,709,128
NET ASSETS:
Beginning of period	—

End of period	$93,709,128

Undistributed net investment income	$2,199

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Mutual Shares VIP RPM Fund–6

LVIP Franklin Mutual Shares VIP RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Franklin Mutual Shares VIP RPM Fund
	Standard Class 1/2/14[1] to 12/31/14	Service Class 1/2/14[1] to 12/31/14

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.292	0.261
Net realized and unrealized gain	0.179	0.173

Total from investment operations	0.471	0.434

Less dividends and distributions from:
Net investment income	(0.156)	(0.118)

Total dividends and distributions	(0.156)	(0.118)

Net asset value, end of period	$10.315	$10.316

Total return[3]	4.70%	4.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30	$93,679
Ratio of expenses to average net assets[4]	0.05%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.81%	1.16%
Ratio of net investment income to average net assets	2.84%	2.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.08%	1.73%
Portfolio turnover	15%	15%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Mutual Shares VIP RPM Fund–7

LVIP Franklin Mutual Shares VIP RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Mutual Shares VIP RPM Fund (formerly LVIP Franklin Mutual Shares Securities RPM Fund) (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Mutual Shares VIP Fund, a series of Franklin Templeton Variable Insurance Products Trust (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The Mutual Shares VIP Fund, which is advised by an unaffiliated adviser, invests primarily in U.S. and foreign stocks and bonds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period January 2, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period January 2, 2014* through December 31, 2014.

*Date	of commencement of operations.

LVIP Franklin Mutual Shares VIP RPM Fund–8

LVIP Franklin Mutual Shares VIP RPM Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.65% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.05% of average daily net assets for the Standard Class and 0.40% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period January 2, 2014* through December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$1,351
Legal fees	387

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $2,382 for the period January 2, 2014* to December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$5,332
Distribution fees payable to LFD	27,975

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 34.62% of the Fund’s Standard Class shares.

* Date of commencement of operations.

3. Investments

For the period January 2, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$94,001,927
Sales	6,368,982

LVIP Franklin Mutual Shares VIP RPM Fund–9

LVIP Franklin Mutual Shares VIP RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$93,139,970

Aggregate unrealized appreciation	$519,629
Aggregate unrealized depreciation	(175,540)

Net unrealized appreciation	$344,089

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$93,484,059

Futures Contracts	$(196,664)

There were no Level 3 investments at the end of the period.

During the period January 2, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period January 2, 2014* through December 31, 2014 was as follows:

1/2/14* to 12/31/14
Ordinary income	$1,060,596

*	Date of commencement of operations.

LVIP Franklin Mutual Shares VIP RPM Fund–10

LVIP Franklin Mutual Shares VIP RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$94,850,221
Undistributed ordinary income	2,199
Capital loss carryforwards	(689,146)
Qualified late year capital losses deferred	(798,235)
Unrealized appreciation	344,089

Net assets	$93,709,128

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of qualified late year capital losses, losses due to wash sales and mark-to-market of futures contracts.

Qualified late year capital losses represent losses realized from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the period January 2, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Paid-in Capital
$4,578	$(4,578)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$388,458	$300,688	$689,146

*Date	of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

1/2/14* to 12/31/14
Shares sold:
Standard Class	11,889
Service Class	10,254,491
Shares issued upon reinvestment of dividends and distributions:
Standard Class	44
Service Class	101,928

10,368,352

Shares redeemed:
Standard Class	(9,002)
Service Class	(1,275,536)

(1,284,538)

Net increase	9,083,814

*Date	of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP Franklin Mutual Shares VIP RPM Fund–11

LVIP Franklin Mutual Shares VIP RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of Liabilities	$—	Receivables and other assets net of Liabilities	$(196,664)

The effect of derivative instruments on the Statement of Operations for the period January 2, 2014* through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Loss on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,574,217)	$(196,664)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period January 2, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period January 2, 2014* through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$4,528,744	$1,190,702

At December 31, 2014, the Fund posted $629,944 cash collateral for futures contracts.

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from the LVIP Franklin Mutual Shares VIP RPM Fund to the LVIP Franklin Mutual Shares VIP Managed Volatility Fund. This name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP Franklin Mutual Shares VIP RPM Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Franklin Mutual Shares VIP RPM Fund

We have audited the accompanying statement of net assets of the LVIP Franklin Mutual Shares VIP RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Franklin Mutual Shares VIP RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Franklin Mutual Shares VIP RPM Fund–13

LVIP Franklin Mutual Shares VIP RPM Fund

Other Fund Information (unaudited)

For the period January 2, 2014* through December 31, 2014, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

* Date of commencement of operations.

(A) is based on a percentage of the Fund’s total distributions.

LVIP Franklin Mutual Shares VIP RPM Fund–14

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Franklin Mutual Shares VIP RPM Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Franklin Mutual Shares VIP RPM Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Franklin Mutual Shares VIP RPM Fund–17

LVIP Franklin Templeton Multi-Asset Opportunities Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Franklin Templeton Multi-Asset Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 1.11% (Standard Class shares with distributions reinvested) since inception on May 1, 2014, while its benchmark, the Franklin Multi-Asset Opportunities Composite1, returned 0.49%; and its broad-based benchmark index, the MSCI All-Country World Index (net dividends)2, returned 2.07% during the same period.

The global economy grew modestly during the period since the Fund’s inception through 2014 year end. U.S. economic growth trends were generally encouraging as economic activity expanded, particularly within the employment space. The U.S. Federal Reserve Board ended its asset purchase program in October while keeping U.S. Treasury interest rates low. The U.K. economy grew relatively well, but eurozone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession, and the Bank of Japan expanded its stimulus measures. Led by the U.S., global developed market stock indexes moderately advanced overall during the period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. In several emerging markets, economic growth generally moderated. Emerging market stocks overall fell for the period, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. Gold prices ended the period lower amid benign global inflation and a strong U.S. dollar.

The equity and fixed income allocations benefited relative results, while the alternatives positions dampened volatility yet slightly detracted from performance. As of period-end, the portfolio allocation was: 65% equity, 17% fixed income, 9% alternatives and 9% cash.

Equity

The 65% equity allocation remained toward the higher end of the Fund’s allowable equity range of 35%–80%. This allocation, while largely unchanged from the third quarter, reflected a favorable but cautious view of equities relative to other asset classes.

The equity allocation comprised a number of different strategies and styles. Among the U.S.-equity-centric holdings in the strategy, Franklin Rising Dividends Fund and Franklin Focused Core Equity Fund contributed to absolute performance as they benefited from strong sector and stock selection, particularly within health care, consumer discretionary and consumer staples, as well as a bias toward large capitalization stocks. The strategy’s positioning in U.S. REITs contributed as the sector benefited from falling interest rates, low inflation, and an improving U.S. economy. Global equity portfolios from Templeton and Mutual Series weighed on sector performance as both strategies were negatively impacted by non- U.S. holdings, particularly within Europe.

One example of our management team’s ability to actively research and implement tactical investment ideas was our investment in WisdomTree

Japan Hedged Equity Fund, an ETF structure that tracks the Nikkei, but on a fully hedged basis. The ETF enabled the Fund’s equity strategy to participate in the Japanese equity rally following the Bank of Japan’s announcement of another easing package, as well as the sell-off in the yen.

Fixed Income

The core of our strategy remained positioning ourselves to navigate a changing interest rate environment. Consequently, we continued to position defensively with regard to duration while actively seeking opportunities that can potentially offer positive real yields without taking undue interest rate risk. We favored countries with what we consider solid underlying fundamentals and policymakers who have been proactive regarding fiscal, monetary and financial policies.

The fixed income allocation was implemented through a mix of strategies. Templeton Global Bond Fund contributed to relative and absolute performance during the review period. Franklin Strategic Income Fund helped relative performance, while Franklin Floating Rate Daily Access Fund detracted. The fixed income portion of the Fund continued to hold a lower duration profile, lower average credit quality and higher coupon than its benchmark. The fixed income allocation performed better than its benchmark, the Barclays Global Multiverse Index3.

Alternatives

The first alternative strategy, which tends to benefit from directional trends in U.S. interest rates, detracted from relative performance as it was not positioned to participate in the rally in U.S. Treasuries. The Fund also holds a risk premia strategy. As volatility began to increase late in the third quarter, the risk premia strategy reduced portfolio volatility, although it did not benefit overall performance. We continued to hold these strategies as a potential hedge against ongoing volatility and a potential equity downturn.

Thomas Nelson, CFA

Franklin Advisers, Inc.

John Brooks Ritchey, Jr.

K2/D&S Management Co., L.L.C.

Peter Nori, CFA

Templeton Investment Counsel, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–1

LVIP Franklin Templeton Multi-Asset Opportunities Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,111 for the Standard Class Shares and to $10,094 for the Service Class shares. For comparison, look at how the Franklin Multi-Asset Opportunities Composite and MSCI ACWI Index (net dividends) did over the same period. The same $10,000 investment would have increased to $10,049 and $10,207, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
Inception (5/1/14)	+ 1.11

Service Class Shares
Inception (5/1/14)	+ 0.94

1.

The Franklin Multi-Asset Opportunities Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Multi-Asset Opportunities Composite is constructed as follows: 25% Barclays Multiverse, 15% Citigroup 90 day T-Bill Index, and 60% MSCI ACWI Index (net dividends).

2.

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

3.

The Barclays Global Multiverse Index provides a broad-based measure of the global fixed-income bond market. The Index represents the union of the Global Aggregate Index and the Global High-Yield Index and captures investment-grade and high-yield securities in all eligible currencies. Standalone indices such as the Euro Floating-Rate ABS Index and the Chinese Aggregate Index are excluded.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–2

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14
Actual
Standard Class Shares	$1,000.00	$988.10	0.57%	$2.86
Service Class Shares	1,000.00	986.80	0.82%	4.11
Hypothetical (5% return before expenses)*
Standard Class Shares	$1,000.00	$1,022.33	0.57%	$2.91
Service Class Shares	1,000.00	1,021.07	0.82%	4.18

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Franklin Templeton Multi-Asset Opportunities Fund–3

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2014

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	30.84%
U.S. Markets	15.14%
Aerospace & Defense	0.14%
Air Freight & Logistics	0.15%
Banks	1.07%
Biotechnology	1.02%
Capital Markets	0.35%
Communications Equipment	0.32%
Consumer Finance	0.29%
Diversified Financial Services	0.27%
Diversified Telecommunication Services	0.10%
Electronic Equipment, Instruments & Components	0.24%
Energy Equipment & Services	0.33%
Food & Staples Retailing	0.49%
Health Care Equipment & Supplies	0.32%
Insurance	0.28%
Machinery	0.22%
Media	0.91%
Metals & Mining	0.29%
Multiline Retail	0.56%
Oil, Gas & Consumable Fuels	0.19%
Pharmaceuticals	1.12%
Real Estate Investment Trusts	5.35%
Semiconductors & Semiconductor Equipment	0.29%
Software	0.52%
Specialty Retail	0.32%
Developed Markets	13.30%
Aerospace & Defense	0.20%
Airlines	0.15%
Auto Components	0.19%
Automobiles	0.57%
Banks	1.88%
Beverages	0.26%
Building Products	0.23%
Capital Markets	0.24%
Chemicals	0.27%
Commercial Services & Supplies	0.04%
Construction Materials	0.42%
Containers & Packaging	0.12%
Diversified Financial Services	0.44%
Diversified Telecommunication Services	0.96%
Electrical Equipment	0.19%
Energy Equipment & Services	0.29%
Food & Staples Retailing	0.31%
Health Care Equipment & Supplies	0.18%
Household Durables	0.11%
Industrial Conglomerates	0.13%
Insurance	1.08%
Life Sciences Tools & Services	0.14%

Security Type/Sector	Percentage of Net Assets
Media	0.37%
Multiline Retail	0.23%
Oil, Gas & Consumable Fuels	1.24%
Pharmaceuticals	2.05%
Semiconductors & Semiconductor Equipment	0.20%
Specialty Retail	0.19%
Technology Hardware, Storage & Peripherals	0.17%
Trading Companies & Distributors	0.17%
Wireless Telecommunication Services	0.28%
Emerging Markets	2.40%
Auto Components	0.10%
Banks	0.05%
Diversified Telecommunication Services	0.30%
Health Care Providers & Services	0.15%
Insurance	0.33%
Machinery	0.31%
Metals & Mining	0.34%
Oil, Gas & Consumable Fuels	0.17%
Semiconductors & Semiconductor Equipment	0.65%
Exchange-Traded Fund	2.30%
Investment Companies	47.73%
Money Market Fund	19.25%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

LVIP Franklin Templeton Multi-Asset Opportunities Fund–4

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Franklin Rising Dividends Fund	11.87%
Franklin Focused Core Equity Fund	10.02%
Templeton Global Bond Fund	9.37%
Franklin Mutual Global Discovery Fund	8.98%
Franklin Strategic Series - Franklin Strategic Income Fund	5.68%
WisdomTree Japan Hedged Equity Fund	2.29%
Franklin High Income Fund	1.81%
Actavis	0.62%
Samsung Electronics GDR	0.56%
Microsoft	0.52%
Total	51.72%

Geography	Percentage of Net Assets
Brazil	0.03%
Canada	0.15%
China	1.22%
France	2.12%
Germany	1.62%
Hong Kong	0.48%
Ireland	0.25%
Israel	0.40%
Italy	0.56%
Japan	1.11%
Netherlands	0.93%
Norway	0.28%
Portugal	0.16%
Republic of Korea	0.95%
Russia	0.11%
Singapore	0.39%
Spain	0.29%
Sweden	0.18%
Switzerland	1.05%
Taiwan	0.09%
United Kingdom	3.33%
United States	65.17%
Total	80.87%

LVIP Franklin Templeton Multi-Asset Opportunities Fund–5

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets

December 31, 2014

Number of Shares		Value (U.S. $)

COMMON STOCK–30.84%
U.S. MARKETS–15.14%
Aerospace & Defense–0.14%
Rockwell Collins	180	$15,206

		15,206

Air Freight & Logistics–0.15%
United Parcel Service Class B	140	15,564

		15,564

Banks–1.07%
Citigroup	930	50,322
JPMorgan Chase	770	48,187
SunTrust Banks	380	15,922

		114,431

Biotechnology–1.02%
Amgen	350	55,752
†Gilead Sciences	450	42,417
†Isis Pharmaceuticals	180	11,113

		109,282

Capital Markets–0.35%
Morgan Stanley	980	38,024

		38,024

Communications Equipment–0.32%
Cisco Systems	1,220	33,934

		33,934

Consumer Finance–0.29%
Capital One Financial	380	31,369

		31,369

Diversified Financial Services–0.27%
Voya Financial	690	29,242

		29,242

Diversified Telecommunication Services–0.10%
Verizon Communications	240	11,227

		11,227

Electronic Equipment, Instruments & Components–0.24%
†Knowles	1,110	26,141

		26,141

Energy Equipment & Services–0.33%
Baker Hughes	320	17,942
Noble	1,020	16,901
Paragon Offshore	280	776

		35,619

Food & Staples Retailing–0.49%
CVS Health	380	36,598
Walgreens Boots Alliance	210	16,002

		52,600

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Equipment & Supplies–0.32%
Medtronic	480	$34,656

		34,656

Insurance–0.28%
American International Group	530	29,685

		29,685

Machinery–0.22%
Stanley Black & Decker	240	23,059

		23,059

Media–0.91%
Comcast Class A	840	48,355
†News Class A	1,190	18,671
Twenty-First Century Fox Class A	800	30,724

		97,750

Metals & Mining–0.29%
Allegheny Technologies	890	30,945

		30,945

Multiline Retail–0.56%
Macy’s	590	38,793
Target	280	21,255

		60,048

Oil, Gas & Consumable Fuels–0.19%
Chesapeake Energy	410	8,024
Chevron	110	12,340

		20,364

Pharmaceuticals–1.12%
†Actavis	258	66,412
Merck	360	20,444
Pfizer	1,060	33,019

		119,875

Real Estate Investment Trusts–5.35%
Boston Properties	200	25,738
Education Realty Trust	400	14,636
Equity Lifestyle Properties	400	20,620
Equity Residential	600	43,104
Essex Property Trust	200	41,320
Extra Space Storage	600	35,184
General Growth Properties	1,600	45,008
Health Care REIT	500	37,835
†Howard Hughes	140	18,259
Kilroy Realty	400	27,628
Kimco Realty	1,500	37,710
Pebblebrook Hotel Trust	1,200	54,756
Prologis	500	21,515
Realty Income	700	33,397
Sabra Health Care REIT	800	24,296

LVIP Franklin Templeton Multi-Asset Opportunities Fund–6

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Simon Property Group	260	$47,349
STAG Industrial	900	22,050
Vornado Realty Trust	200	23,542

		573,947

Semiconductors & Semiconductor Equipment–0.29%
Applied Materials	1,260	31,399

		31,399

Software–0.52%
Microsoft	1,210	56,205

		56,205

Specialty Retail–0.32%
Foot Locker	610	34,270

		34,270

Total U.S. Markets (Cost $1,452,291)		1,624,842

§DEVELOPED MARKETS–13.30%
Aerospace & Defense–0.20%
BAE Systems	2,880	21,059

		21,059

Airlines–0.15%
Deutsche Lufthansa	970	16,074

		16,074

Auto Components–0.19%
Michelin Class B	230	20,761

		20,761

Automobiles–0.57%
Nissan Motor	3,900	34,018
Toyota Motor ADR	213	26,727

		60,745

Banks–1.88%
Barclays	4,000	15,035
BNP Paribas	670	39,553
Credit Agricole	2,010	25,946
DBS Group Holdings	1,000	15,481
HSBC Holdings	4,000	38,039
†Lloyds Banking Group	21,620	25,427
Standard Chartered	980	14,655
UniCredit	4,218	27,019

		201,155

Beverages–0.26%
Suntory Beverage & Food	800	27,642

		27,642

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Building Products–0.23%
Cie de Saint-Gobain	590	$24,993

		24,993

Capital Markets–0.24%
Credit Suisse Group	1,020	25,624

		25,624

Chemicals–0.27%
Akzo Nobel	420	29,060

		29,060

Commercial Services & Supplies–0.04%
Serco Group	1,730	4,333

		4,333

Construction Materials–0.42%
CRH	1,120	26,931
HeidelbergCement	250	17,645

		44,576

Containers & Packaging–0.12%
Rexam	1,840	12,952

		12,952

Diversified Financial Services–0.44%
Deutsche Boerse	300	21,319
†ING Groep	2,040	26,356

		47,675

Diversified Telecommunication Services–0.96%
Singapore Telecommunications	9,000	26,417
Telefonica	2,181	31,314
Telenor	1,500	30,306
Vivendi	590	14,685

		102,722

Electrical Equipment–0.19%
†ABB	980	20,735

		20,735

Energy Equipment & Services–0.29%
Petrofac	1,040	11,328
†Saipem	761	7,977
Technip	190	11,318

		30,623

Food & Staples Retailing–0.31%
†Metro	540	16,507
Tesco	5,850	17,055

		33,562

Health Care Equipment & Supplies–0.18%
Getinge Class B	830	18,901

		18,901

LVIP Franklin Templeton Multi-Asset Opportunities Fund–7

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Household Durables–0.11%
Nikon	900	$11,959

		11,959

Industrial Conglomerates–0.13%
Siemens ADR	129	14,448

		14,448

Insurance–1.08%
AIA Group	4,000	22,064
Aviva	4,240	31,853
AXA	1,160	26,730
Muenchener Rueckversicherungs	50	9,957
†NN Group	400	11,941
Swiss Re	160	13,403

		115,948

Life Sciences Tools & Services–0.14%
†QIAGEN	660	15,373

		15,373

Media–0.37%
British Sky Broadcasting Group	1,980	27,630
Reed Elsevier	510	12,179

		39,809

Multiline Retail–0.23%
Marks & Spencer Group	3,380	25,024

		25,024

Oil, Gas & Consumable Fuels–1.24%
BP ADR	516	19,670
ENI	1,418	24,838
Galp Energia	1,650	16,756
Kunlun Energy	12,000	11,326
Royal Dutch Shell Class B	510	17,619
Talisman Energy	2,100	16,446
Total	520	26,641

		133,296

Pharmaceuticals–2.05%
Bayer	250	34,077
GlaxoSmithKline	1,470	31,533
Merck	240	22,586
Novartis	130	12,057
Roche Holding	150	40,641
Sanofi	400	36,468
Teva Pharmaceutical Industries ADR	747	42,960

		220,322

Semiconductors & Semiconductor Equipment–0.20%
Infineon Technologies ADR	2,000	21,300

		21,300

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Specialty Retail–0.19%
Kingfisher	3,760	$19,873

		19,873

Technology Hardware, Storage & Peripherals–0.17%
Konica Minolta Holdings	1,700	18,525

		18,525

Trading Companies & Distributors–0.17%
Noble Group	21,000	17,915

		17,915

Wireless Telecommunication Services–0.28%
Vodafone Group ADR	879	30,035

		30,035

Total Developed Markets (Cost $1,657,024)		1,427,019

×EMERGING MARKETS–2.40%
Auto Components–0.10%
Hyundai Mobis	52	11,181

		11,181

Banks–0.05%
†KB Financial Group ADR	168	5,480

		5,480

Diversified Telecommunication Services–0.30%
China Telecom	56,000	32,482

		32,482

Health Care Providers & Services–0.15%
Sinopharm Group	4,400	15,484

		15,484

Insurance–0.33%
China Life Insurance	9,000	35,266

		35,266

Machinery–0.31%
CSR	15,300	20,600
Weichai Power	3,000	12,577

		33,177

Metals & Mining–0.34%
MMC Norilsk Nickel OJSC ADR	804	11,497
POSCO ADR	394	25,141

		36,638

Oil, Gas & Consumable Fuels–0.17%
China Shenhua Energy	5,000	14,756
Petroleo Brasileiro ADR	391	2,964

		17,720

LVIP Franklin Templeton Multi-Asset Opportunities Fund–8

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Semiconductors & Semiconductor Equipment–0.65%
Samsung Electronics GDR	100	$60,365
Taiwan Semiconductor Manufacturing ADR	432	9,668

		70,033

Total Emerging Markets (Cost $249,115)		257,461

Total Common Stock (Cost $3,358,430)		3,309,322

EXCHANGE-TRADED FUND–2.30%
WisdomTree Japan Hedged Equity Fund	5,000	246,150

Total Exchange-Traded Fund (Cost $245,020)		246,150

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–47.73%
²Franklin Focused Core Equity Fund	73,731	$1,074,993
²Franklin High Income Fund	97,827	193,698
²Franklin Mutual Global Discovery Fund	28,925	964,056
²Franklin Rising Dividends Fund	24,497	1,273,861
²Franklin Strategic Series - Franklin Strategic Income Fund	60,939	609,999
²Templeton Global Bond Fund	80,990	1,005,090

Total Investment Companies (Cost $5,139,546)		5,121,697

MONEY MARKET FUND–19.25%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	2,065,757	2,065,757

Total Money Market Fund (Cost $2,065,757)		2,065,757

TOTAL VALUE OF SECURITIES–100.12% (Cost $10,808,753)	10,742,926
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(12,644)

NET ASSETS APPLICABLE TO 1,079,761 SHARES OUTSTANDING–100.00%	$10,730,282

NET ASSET VALUE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND STANDARD CLASS ($1,053,900 / 106,051 Shares)	$9.938

NET ASSET VALUE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND SERVICE CLASS ($9,676,382 / 973,710 Shares)	$9.938

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$10,794,795
Undistributed net investment income	3,536
Accumulated net realized gain on investments	19,628
Net unrealized depreciation of investments and derivatives	(87,677)

Total net assets	$10,730,282

²	Class R-6 shares.

†	Non-income producing for the period.

«	Includes $39 payable for fund shares redeemed at December 31, 2014.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–9

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets (continued)

The following swap contracts were outstanding at December 31, 2014:1

Index Swap Contracts

Notional Value	Expiration Date	Description	Unrealized Appreciation (Depreciation)
$740,000	5/11/15	Agreement with Barclays to receive the notional amount multiplied by the change in value of an index of a custom basket of securities and to pay the notional amount multiplied by the fixed rate of 0.70%	$(6,825)
$256,000	5/11/15	Agreement with Societe Generale to receive the notional amount multiplied by the change in value of an index of a custom basket of securities and to pay the notional amount multiplied by the fixed rate of 0.16%	(14,422)

			$(21,247)

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

GDR–Global Depositary Receipt

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–10

LVIP Franklin Templeton Multi-Asset

Opportunities Fund

Statement of Operations

May 1, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends	$209,565
Foreign tax withheld	(2,983)

206,582

EXPENSES:
Management fees	51,558
Professional fees	21,597
Distribution fees-Service Class	15,475
Pricing fees	8,828
Custodian fees	4,830
Reports and statements to shareholders	2,973
Accounting and administration expenses	1,501
Trustees’ fees and expenses	34
Consulting fees	5
Other	6

106,807
Less management fees waived	(19,248)
Less expenses reimbursed	(32,900)

Total operating expenses	54,659

NET INVESTMENT INCOME	151,923

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	104,939
Investments	(5,278)
Foreign currencies	(4,067)
Foreign currency exchange contracts	4,037
Swap contracts	(65,147)

Net realized gain	34,484

Net change in unrealized appreciation (depreciation) of:
Investments	(65,827)
Foreign currencies	(198)
Swap contracts	(21,652)

Net change in unrealized appreciation (depreciation)	(87,677)

NET REALIZED AND UNREALIZED LOSS	(53,193)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,730

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset

Opportunities Fund

Statement of Changes in Net Assets

5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$151,923
Net realized gain	34,484
Net change in unrealized appreciation (depreciation)	(87,677)

Net increase in net assets resulting from operations	98,730

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(18,156)
Service Class	(150,713)

(168,869)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,055,409
Service Class	9,591,708
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	18,156
Service Class	150,710

10,815,983

Cost of shares redeemed:
Standard Class	(12,498)
Service Class	(3,064)

(15,562)

Increase in net assets derived from capital share transactions	10,800,421

NET INCREASE IN NET ASSETS	10,730,282
NET ASSETS:
Beginning of period	—

End of period	$10,730,282

Undistributed net investment income	$3,536

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–11

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	Standard Class 5/1/14[1] to 12/31/14	Service Class 5/1/14[1] to 12/31/14
Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.165	0.148
Net realized and unrealized loss	(0.053)	(0.053)

Total from investment operations	0.112	0.095

Less dividends and distributions from:
Net investment income	(0.174)	(0.157)

Total dividends and distributions	(0.174)	(0.157)

Net asset value, end of period	$9.938	$9.938

Total return[3]	1.11%	0.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,054	$9,676
Ratio of expenses to average net assets[4]	0.57%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.33%	1.58%
Ratio of net investment income to average net assets	2.43%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.68%	1.43%
Portfolio turnover	25%	25%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–12

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Multi-Asset Opportunities Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Index swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position expected to be taken on its Federal income tax return for the open tax year (December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2014* through December 31, 2014, the Fund did not incur any interest or penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make

LVIP Franklin Templeton Multi-Asset Opportunities Fund–13

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gains distributions from investment companies are recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the period May 1, 2014* through December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2014* through December 31, 2014.

* Date of commencement of operations.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.28% of the average daily net assets of the Fund’s advisory fee. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.57% of the average daily net assets for the Standard Class and 0.82% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Franklin Advisers, Inc. (Franklin) (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the period May 1, 2014* through December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$169
Legal fees	49

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–14

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2014, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$3,943
Management fees payable to LIAC	4,273
Distribution fees payable to LFD	2,049

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life owned 95.94% of the Standard Class and 93.89% of the Service Class shares of the Fund.

* Date of commencement of operations.

3. Investments

For the period May 1, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$10,894,064
Sales	2,185,744

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$10,808,990

Aggregate unrealized appreciation	$419,628
Aggregate unrealized depreciation	(485,692)

Net unrealized depreciation	$(66,064)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock
U.S. Markets
Aerospace & Defense	$15,206	$—	$15,206
Air Freight & Logistics	15,564	—	15,564
Banks	114,431	—	114,431
Biotechnology	109,282	—	109,282
Capital Markets	38,024	—	38,024
Communications Equipment	33,934	—	33,934
Consumer Finance	31,369	—	31,369

LVIP Franklin Templeton Multi-Asset Opportunities Fund–15

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Diversified Financial Services	$29,242	$—	$29,242
Diversified Telecommunication Services	11,227	—	11,227
Electronic Equipment, Instruments & Components	26,141	—	26,141
Energy Equipment & Services	35,619	—	35,619
Food & Staples Retailing	52,600	—	52,600
Health Care Equipment & Supplies	34,656	—	34,656
Insurance	29,685	—	29,685
Machinery	23,059	—	23,059
Media	97,750	—	97,750
Metals & Mining	30,945	—	30,945
Multiline Retail	60,048	—	60,048
Oil, Gas & Consumable Fuels	20,364	—	20,364
Pharmaceuticals	119,875	—	119,875
Real Estate Investment Trusts	573,947	—	573,947
Semiconductors & Semiconductor Equipment	31,399	—	31,399
Software	56,205	—	56,205
Specialty Retail	34,270	—	34,270
Developed Markets
Aerospace & Defense	—	21,059	21,059
Airlines	—	16,074	16,074
Auto Components	—	20,761	20,761
Automobiles	26,727	34,018	60,745
Banks	—	201,155	201,155
Beverages	—	27,642	27,642
Building Products	—	24,993	24,993
Capital Markets	—	25,624	25,624
Chemicals	—	29,060	29,060
Commercial Services & Supplies	4,333	—	4,333
Construction Materials	—	44,576	44,576
Containers & Packaging	—	12,952	12,952
Diversified Financial Services	—	47,675	47,675
Diversified Telecommunication Services	—	102,722	102,722
Electrical Equipment	—	20,735	20,735
Energy Equipment & Services	—	30,623	30,623
Food & Staples Retailing	—	33,562	33,562
Health Care Equipment & Supplies	—	18,901	18,901
Household Durables	—	11,959	11,959
Industrial Conglomerates	14,448	—	14,448
Insurance	—	115,948	115,948
Life Sciences Tools & Services	—	15,373	15,373
Media	—	39,809	39,809
Multiline Retail	—	25,024	25,024
Oil, Gas & Consumable Fuels	36,116	97,180	133,296
Pharmaceuticals	42,960	177,362	220,322
Semiconductors & Semiconductor Equipment	21,300	—	21,300
Specialty Retail	—	19,873	19,873
Technology Hardware, Storage & Peripherals	—	18,525	18,525
Trading Companies & Distributors	—	17,915	17,915
Wireless Telecommunication Services	30,035	—	30,035
Emerging Markets
Auto Components	—	11,181	11,181
Banks	5,480	—	5,480
Diversified Telecommunication Services	—	32,482	32,482
Health Care Providers & Services	—	15,484	15,484
Insurance	—	35,266	35,266

LVIP Franklin Templeton Multi-Asset Opportunities Fund–16

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Machinery	$20,600	$12,577	$33,177
Metals & Mining	25,141	11,497	36,638
Oil, Gas & Consumable Fuels	2,964	14,756	17,720
Semiconductors & Semiconductor Equipment	9,668	60,365	70,033
Exchange-Traded Fund	246,150	—	246,150
Investment Companies	5,121,697	—	5,121,697
Money Market Fund	2,065,757	—	2,065,757

Total	$9,298,218	$1,444,708	$10,742,926

Swap Contracts	$—	$(21,247)	$(21,247)

There were no Level 3 investments at the end of the period.

As a result of utilizing international fair value pricing at December 31, 2014, a portion of the portfolio was categorized as Level 2.

During the period May 1, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2014* through December 31, 2014 was as follows:

5/1/14* to 12/31/14
Ordinary income	$168,869

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$10,794,795
Undistributed ordinary income	3,507
Undistributed long-term capital gains	38,559
Qualified late year losses deferred	(39,912)
Unrealized depreciation	(66,667)

Net assets	$10,730,282

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and index swap contracts.

Qualified late year ordinary and capital losses (including currency and specified gain /loss items) represent losses realized from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–17

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to disallowed expenses, distributions received from underlying funds, tax treatment of gain (loss) on foreign currency transactions, and index swap contracts. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$20,482	$(14,856)	$(5,626)

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/14* to 12/31/14
Shares sold:
Standard Class	105,467
Service Class	958,908
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,820
Service Class	15,104

1,081,299

Shares redeemed:
Standard Class	(1,236)
Service Class	(302)

(1,538)

Net increase	1,079,761

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap Contracts–The Fund enters into index swap contracts in the normal course of pursuing its investment objective and strategies. Index Swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures if such contracts are not directly available to the Fund on favorable terms.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation,

LVIP Franklin Templeton Multi-Asset Opportunities Fund–18

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Index Swap contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(21,247)

The effect of derivative instruments on the Statement of Operations for the period ended May 1, 2014* through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net unrealized appreciation (depreciation) of foreign currency exchange contracts	$4,037	$—
Equity contracts (Index Swap contracts)	Net realized loss on swap contracts and net unrealized appreciation (depreciation) of swap contracts	(65,147)	(21,652)

Total		$(61,110)	$(21,652)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2014* through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Forward foreign currency exchange contracts (average cost)	$19,918	$797
Index Swap contracts (average notional value)	911,322	—

* Date of commencement of operations.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–19

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2014, the Fund has the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Index Swaps	$(21,247)	$—	$(21,247)

		Gross Amounts Not Offset in the Statements of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[1]
Barclays Bank	$(6,825)	$—	$—	$(6,825)
Societe Generale	(14,422)	—	—	(14,422)

Total	$(21,247)	$—	$—	$(21,27)

1Net amount represents the net amount payable due to the counterparty in the event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2014, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Franklin Templeton Multi-Asset Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Franklin Templeton Multi-Asset Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Franklin Templeton Multi-Asset Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Franklin Templeton Multi-Asset Opportunities Fund–21

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the period ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Franklin Templeton Multi-Asset Opportunities Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Franklin Templeton Multi-Asset Opportunities Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–25

LVIP Global Income Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Global Income Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund

2014 Annual Report Commentary (unaudited)

The Fund returned 1.88% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Citigroup World Government Bond Index non-U.S.*, returned (2.68%).

Managed by:

Franklin Advisers, Inc.

During the period, global financial markets were broadly influenced by the pickup in U.S. growth, China’s economic stabilization, and the abundance of global liquidity from the Bank of Japan (BOJ) and the European Central Bank (ECB). We continued to see differentiation among specific emerging market economies; some had healthy current account and fiscal balances with strong export-driven economies, while others struggled with deficits and economic imbalances.

The U.S. dollar broadly strengthened over the course of the year while oil prices weakened significantly, particularly in the final months. Global liquidity from the BOJ and the ECB helped dampen volatility in emerging markets, and it helped compensate for the withdrawal of liquidity from the ending of the U.S. Federal Reserve’s (Fed’s) bond-buying program in October. However, several emerging market currencies depreciated during the period.

In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its bond purchases $10 billion a month and ended the buying in October. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. Given relatively low inflation, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

The 10-year Treasury yield declined from 3.04% at the beginning of the period to 2.17% at period-end, as investors shifted to less risky assets given the crises in Ukraine and the Middle East, weak economic data in Europe and Japan, record-low bond yields and lower Treasury issuance.

During the period, the Fund’s absolute performance benefited from interest rate strategies while currency positions and sovereign credit exposures had a largely neutral effect. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe contributed to absolute performance. Among currencies, the Fund’s net-negative positions in the Japanese yen and the euro contributed to absolute return, while currency positions in the Americas and Asia ex-Japan detracted.

Relative to the benchmark index, currency positions contributed to performance, while interest rate strategies detracted and sovereign credit exposures had a largely neutral effect. Underweighted positioning in the euro and the Japanese yen contributed to relative performance during the period. However, currency positions in the

Americas and Asia ex-Japan detracted from relative return. The Fund maintained a short duration positioning relative to its benchmark. Select underweighted duration exposures in Europe detracted from relative performance, as did underweighted duration exposure in the U.S.

Intermediate and longer-term interest rates ended the period lower than they started and performance was mixed across fixed income sectors. Commercial Mortgage-Backed Securities (CMBS) also performed well, and CMBS positions contributed significantly to Fund performance. Currency exposure and non-agency residential MBS (RMBS) were also strong contributors to performance. The Fund’s exposure to corporate credit (both high yield and investment grade), Adjustable Rate Mortgage Securities (ARMS) and the municipal debt market were contributors during the period. Although our allocation to the Senior Secured Floating Rate Debt sector detracted from performance, our security selection within the sector benefited returns. Interest rate movements also hurt results and our Yield Curve positioning was a detractor.

We viewed the environment for corporate debt as supportive. The default rate remained close to historical lows and liquidity levels appeared adequate, in our view. We tended to view pullbacks as potential buying opportunities. At year-end, the largest allocations were in Investment Grade Corporate securities, U.S. Treasuries and Mortgage-Backed Securities as we found what we considered to be attractive valuations in those sectors.

In addition, the Fund employed derivatives as a tool in seeking efficient management of certain risk. During the period, the use of derivatives provided exposures that were beneficial through means that we believed to be advantageous to the Fund.

Michael Hasenstab, Ph.D.

Christine Zhu

Kent Burns, CFA

Christopher J. Molumphy, CFA

Roger Bayston, CFA

Franklin Advisers, Inc.

Managed by:

Mondrian Investment Partners Limited

Global government bond yields generally fell over the year, helped by falling oil prices, and generally lower inflation expectations. The specter of additional monetary easing by a small number of central banks also pushed international bond yields lower. The strongest performing markets were the UK (up 10.9%) and the Eurozone (up 5.5%). The UK local market was particularly strong, as investors reappraised the inflation outlook, assigning a lower probability of imminent rate rises. The weakest performing markets were Norway (down 2.1%) and Switzerland (down 2.1%). The performance of Norway was driven by currency weakness, as recent crude oil price falls weighed heavily on the currency of this oil exporter.

LVIP Global Income Fund–1

LVIP Global Income Fund

2014 Annual Report Commentary (continued)

Positioning to the Eurozone, particularly the defensive zero weight to the Eurozone periphery, was the primary detractor from performance over the year. The relatively short duration stance of the Fund also detracted. On the positive side positioning to the UK added to relative performance for 2014. The overweight positions to Australia and New Zealand, both fully hedged in to US dollars, were also positive for performance over the year.

Christopher Moth

David Wakefield

Matthew Day

Mondrian Investment Partners Limited

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/4/09 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Income Fund Standard Class shares on 5/4/09. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested would have increased to $13,002 for the Standard Class Shares and increased to $12,832 for the Service Class Shares. For comparison, look at how the Citigroup World Government Bond Index non-U.S. did over the same period. The same $10,000 investment would have increased to $11,467. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 1.88%
Five Year	+ 3.41%
Inception (5/4/09)	+ 4.75%

Service Class Shares
One Year	+ 1.62%
Five Year	+ 3.16%
Inception (5/4/09)	+ 4.51%

*

The Citigroup World Government Bond Index non-U.S. is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

LVIP Global Income Fund–2

LVIP Global Income Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$990.70	0.64%	$3.21
Service Class Shares	1,000.00	989.40	0.89%	4.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.98	0.64%	$3.26
Service Class Shares	1,000.00	1,020.72	0.89%	4.53

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund

Security Type/Country Allocations (unaudited)

As of December 31, 2014

Security Type	Percentage of Net Assets
Agency Mortgage-Backed Securities	0.44%
Commercial Mortgage-Backed Securities	1.36%
Corporate Bonds	6.01%
Municipal Bonds	0.06%
Non-Agency Asset-Backed Securities	2.56%
Non-Agency Collateralized Mortgage Obligations	0.87%
Senior Secured Loans	1.17%
Sovereign Bonds	52.31%
Supranational Banks	0.65%
U.S. Treasury Obligations	23.37%
Money Market Fund	6.34%
Short-Term Investments	1.81%
Total Value of Securities	96.95%
Receivables and Other Assets Net of Liabilities	3.05%
Total Net Assets	100.00%

Country	Percentage of Net Assets
Australia	0.11%
Belgium	0.01%
Brazil	1.63%
British Virgin Islands	0.08%
Canada	1.33%
Cayman Islands	0.59%
China	0.22%
Finland	0.84%
France	0.11%
Germany	6.56%
Hong Kong	0.11%
Hungary	2.41%
Iceland	0.07%
Indonesia	0.43%
Ireland	1.68%
Italy	0.34%
Japan	3.94%
Luxembourg	0.02%
Malaysia	4.52%
Mexico	4.70%
Netherlands	0.11%
New Zealand	2.68%
Peru	0.01%
Philippines	0.21%
Poland	3.24%
Portugal	1.03%
Republic of Korea	4.92%
Republic of Lithuania	0.27%
Russia	0.13%
Serbia	0.27%
Singapore	1.62%
Slovenia	0.59%
South Africa	0.01%
Spain	0.05%
Supranational	0.66%
Sweden	4.97%
Switzerland	0.04%
Ukraine	0.93%
United Kingdom	4.20%
United States	33.16%
Total	88.80%

LVIP Global Income Fund–4

LVIP Global Income Fund

Statement of Net Assets

December 31, 2014

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–0.44%
Fannie Mae ARM
•1.919% 11/1/34	45,331	$48,295
•1.958% 10/1/37	47,359	50,232
•1.979% 11/1/37	65,316	69,176
•2.053% 4/1/38	235,596	249,481
•2.09% 9/1/33	314,823	336,457
•2.125% 9/1/34	188,582	200,070
•2.25% 10/1/32	71,706	74,976
•2.273% 7/1/34	71,112	75,972
•2.285% 2/1/35	29,989	32,247
•2.33% 9/1/33	175,064	186,402
•2.331% 6/1/35	838,660	893,417
•2.335% 4/1/34	270,514	288,835
•2.345% 6/1/36	58,187	63,078
•2.358% 8/1/36	59,013	63,452
•2.368% 5/1/36	14,781	15,977
•2.375% 3/1/35	98,466	105,637
•2.443% 1/1/37	15,918	16,985
•2.468% 1/1/37	171,077	183,830
•3.963% 4/1/38	109,774	117,158
•4.574% 5/1/38	154,821	166,879
•5.058% 10/1/35	378,265	397,727
Freddie Mac ARM
•1.985% 1/1/36	52,255	55,059
•2.212% 5/1/38	591,464	629,693
•2.367% 1/1/35	191,453	203,629
•2.375% 3/1/34	24,619	26,366
•2.375% 10/1/34	49,047	51,487
•2.405% 1/1/35	202,801	217,700
•2.432% 4/1/38	889,447	955,042
•2.488% 5/1/38	106,799	114,859
•2.514% 8/1/31	51,073	54,402
•2.534% 11/1/33	24,554	26,303
•2.564% 4/1/30	65,739	69,360
•2.575% 7/1/36	228,746	239,461
•2.612% 11/1/36	30,253	32,524

Total Agency Mortgage-Backed Securities (Cost $6,195,450)		6,312,168

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.36%
•Bank of America Commercial Mortgage Trust Series 2006-4 AJ 5.695% 7/10/46	750,000	774,853
Bear Stearns Commercial Mortgage Securities Trust
•Series 2006-PW11 AJ 5.435% 3/11/39	700,000	720,768
•Series 2006-PW12 AJ 5.743% 9/11/38	700,000	720,245
•Series 2006-PW13 AJ 5.611% 9/11/41	750,000	769,579
•Series 2007-P W16 AM 5.707% 6/11/40	500,000	544,958

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CD Commercial Mortgage Trust
•Series 2005-CD1 E 5.226% 7/15/44	370,000	$371,439
Series 2006-CD3 AJ 5.688% 10/15/48	500,000	486,655
Citigroup Commercial Mortgage Trust
Series 2006-C5 AJ 5.482% 10/15/49	500,000	488,699
•Series 2007-C6 AM 5.71% 12/10/49	850,000	907,344
#Colony Multifamily Mortgage Trust Series 2014-1 A 144A 2.543% 4/20/50	1,179,300	1,173,730
Commercial Mortgage Trust
•Series 2006-GG7 AJ 5.819% 7/10/38	700,000	718,306
•Series 2006-GG7 AM 5.819% 7/10/38	260,000	274,024
Series 2007-GG9 A4 5.444% 3/10/39	900,000	960,010
Series 2007-GG9 AM 5.475% 3/10/39	525,000	550,076
#•G-Force Series 2005-RR2 A3FL 144A 0.47% 12/25/39	403,355	379,658
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2004-LN2 A2 5.115% 7/15/41	73,803	73,875
•Series 2005-LDP5 E 5.391% 12/15/44	650,000	657,145
Series 2006-CB17 AM 5.464% 12/12/43	500,000	516,714
•Series 2006-LDP7 AJ 5.865% 4/15/45	750,000	746,872
LB-UBS Commercial Mortgage Trust
#•Series 2004-C7 H 144A 4.847% 10/15/36	700,000	721,179
•Series 2006-C4 AJ 5.853% 6/15/38	750,000	781,440
•Series 2006-C4 AM 5.853% 6/15/38	730,000	774,896
Morgan Stanley Capital I Trust
•Series 2007-HQ11 A1A 5.422% 2/12/44	709,271	760,773
•Series 2007-IQ16 AM 6.083% 12/12/49	500,000	549,380
•Series 2007-IQ16 AMA 6.079% 12/12/49	700,000	762,726
#•Resource Capital Series 2014-CRE2 A 144A 1.212% 4/15/32	355,000	354,611
•Talisman-6 Finance Series 6 A 0.262% 10/22/16	EUR 364,626	430,737

LVIP Global Income Fund–5

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust
•Series 2005-C17 B 5.287% 3/15/42		350,000	$351,272
•Series 2006-C23 AJ 5.515% 1/15/45		650,000	674,469
•Series 2006-C28 AM 5.603% 10/15/48		800,000	852,270
#•Series 2007-WHL8 A2 144A 0.301% 6/15/20		713,299	700,945

Total Commercial Mortgage-Backed Securities (Cost $19,903,136)			19,549,648

ΔCORPORATE BONDS–6.01%
Australia–0.11%
Australia & New Zealand Banking Group 1.25% 1/10/17		1,500,000	1,501,206
#FMG Resources August 2006 144A 6.875% 2/1/18		133,333	121,333

			1,622,539

Belgium–0.01%
Anheuser-Busch InBev 2.875% 9/25/24	EUR	100,000	138,909

			138,909

British Virgin Islands–0.08%
#Sinopec Group Overseas Development 2014 144A 1.75% 4/10/17		800,000	797,184
#State Grid Overseas Investment 2014 144A 2.75% 5/7/19		300,000	301,567

			1,098,751

Canada–0.02%
Canadian Natural Resources 1.75% 1/15/18		300,000	298,454

			298,454

Cayman Islands–0.02%
#•Seven & Seven 144A 1.395% 9/11/19		300,000	299,724

			299,724

China–0.22%
#Alibaba Group Holding 144A 2.50% 11/28/19		600,000	592,587
#•CNPC General Capital 144A 1.133% 5/14/17		1,000,000	1,002,171
#Export-Import Bank of China 144A 2.50% 7/31/19		1,000,000	1,000,756
Industrial & Commercial Bank of China 3.231% 11/13/19		600,000	603,197

			3,198,711

	Principal Amount°		Value (U.S. $)
ΔCORPORATE BONDS (continued)
France–0.11%
Casino Guichard Perrachon 3.311% 1/25/23	EUR	200,000	$271,839
#Electricite de France 144A 2.15% 1/22/19		1,000,000	1,003,429
Pernod Ricard 2.125% 9/27/24	EUR	100,000	126,819
Veolia Environnement 4.625% 3/30/27	EUR	100,000	158,853

			1,560,940

Germany–0.17%
KFW 2.05% 2/16/26	JPY	250,000,000	2,493,080

			2,493,080

Hong Kong–0.11%
CNOOC Nexen Finance 2014 ULC 1.625% 4/30/17		1,100,000	1,095,248
#Hutchison Whampoa International 14 144A 1.625% 10/31/17		500,000	496,219

			1,591,467

Ireland–0.07%
Depfa ACS Bank 1.65% 12/20/16	JPY	120,000,000	1,018,982

			1,018,982

Italy–0.35%
Banca Monte dei Paschi di Siena 2.875% 4/16/21	EUR	600,000	790,595
Banco Popolare 3.625% 3/31/17	EUR	600,000	776,026
Intesa Sanpaolo
•0.229% 5/18/17	EUR	200,000	239,021
•1.588% 7/29/15	EUR	500,000	608,685
2.375% 1/13/17		200,000	201,850
3.875% 1/16/18		700,000	729,328
UniCredit
•1.03% 4/10/17	EUR	300,000	364,518
•1.634% 7/24/15	EUR	500,000	608,697
Unione Di Banche Italiane 2.875% 2/18/19	EUR	500,000	644,545

			4,963,265

Luxembourg–0.02%
ArcelorMittal 6.125% 6/1/18		300,000	320,625

			320,625

Mexico–0.07%
#Cemex 144A 9.00% 1/11/18		300,000	310,500
Coca-Cola Femsa 2.375% 11/26/18		700,000	714,497

			1,024,997

Netherlands–0.12%
#•ING Bank 144A 0.945% 10/1/19		1,000,000	1,002,549

LVIP Global Income Fund—6

LVIP Global Income Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Netherlands (continued)
•Petrobras Global Finance 3.123% 3/17/20		700,000	$633,850

			1,636,399

Portugal–0.02%
Banco Comercial Portugues 4.75% 6/22/17	EUR	200,000	264,566

			264,566

Republic of Korea–0.15%
•Export-Import Bank of Korea 0.98% 1/14/17		1,500,000	1,504,959
#Woori Bank 144A 4.75% 4/30/24		650,000	673,057

			2,178,016

South Africa–0.01%
#Edcon Property 144A 9.50% 3/1/18	EUR	150,000	145,845

			145,845

Spain–0.05%
Bankinter 1.75% 6/10/19	EUR	600,000	751,980

			751,980

Sweden–0.05%
•Svenska Handelsbanken 0.733% 6/17/19		700,000	701,344

			701,344

Switzerland–0.04%
•Credit Suisse 0.724% 5/26/17		600,000	599,622

			599,622

United Kingdom–0.22%
•Barclays Bank 0.812% 2/17/17		1,300,000	1,301,747
#Petrofac 144A 3.40% 10/10/18		600,000	592,437
Royal Bank of Scotland 6.934% 4/9/18	EUR	200,000	279,520
•Yorkshire Building Society 2.31% 3/23/16	GBP	641,000	1,017,636

			3,191,340

United States–3.99%
AbbVie 1.75% 11/6/17		1,000,000	1,002,863
Altria Group 2.625% 1/14/20		600,000	602,435
American Express Credit 1.55% 9/22/17		500,000	501,309
American Tower 3.40% 2/15/19	.	500,000	509,395
•Amgen 0.833% 5/22/19		1,000,000	1,001,041
•Apple 0.482% 5/3/18		1,000,000	1,001,497
Bank of America		1,000,000	1,015,202
•1.271% 1/15/19
2.65% 4/1/19		700,000	705,837

Principal Amount°		Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
#Bayer US Finance 144A 2.375% 10/8/19	1,000,000	$1,005,092
BB&T 1.60% 8/15/17	1,300,000	1,300,129
Becton Dickinson 2.675% 12/15/19	600,000	608,591
#California Resources 144A 5.50% 9/15/21	200,000	172,000
Capital One Bank USA 2.30% 6/5/19	800,000	794,628
Celgene 1.90% 8/15/17	1,000,000	1,004,161
Chesapeake Energy
•3.481% 4/15/19	100,000	98,250
7.25% 12/15/18	300,000	330,000
CIT Group
3.875% 2/19/19	300,000	300,000
5.25% 3/15/18	400,000	418,000
Citigroup
•0.506% 6/9/16	1,000,000	990,786
•1.024% 4/8/19	200,000	200,959
Clayton Williams Energy 7.75% 4/1/19	150,000	128,250
Constellation Brands 3.875% 11/15/19	300,000	303,000
CVS Health 1.20% 12/5/16	1,000,000	1,003,237
Dell 3.10% 4/1/16	1,500,000	1,511,250
DIRECTV Holdings 2.40% 3/15/17	1,000,000	1,019,412
DISH DBS 7.125% 2/1/16	2,500,000	2,634,375
Dominion Resources 1.40% 9/15/17	1,000,000	991,979
DPL 6.50% 10/15/16	350,000	370,125
Duke Energy 2.10% 6/15/18	1,000,000	1,009,970
Eastman Chemical 2.40% 6/1/17	1,000,000	1,016,202
EnLink Midstream Partners 2.70% 4/1/19	300,000	295,716
Enterprise Products Operating 3.20% 2/1/16	1,000,000	1,023,952
Ford Motor Credit
•0.755% 9/8/17	200,000	198,754
1.50% 1/17/17	1,000,000	995,114
Freeport-McMoRan 2.30% 11/14/17	600,000	601,133
Gilead Sciences 3.05% 12/1/16	1,000,000	1,038,132
#Glencore Funding 144A 3.125% 4/29/19	500,000	502,275
• Goldman Sachs Group 1.332% 11/15/18	1,000,000	1,010,748
HCA 4.25% 10/15/19	100,000	101,625
#Hyundai Capital America 144A 1.45% 2/6/17	1,000,000	996,752

LVIP Global Income Fund––7

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
JPMorgan Chase
•1.134% 1/25/18	1,200,000	$1,210,331
2.20% 10/22/19	1,000,000	992,498
KB Home 4.75% 5/15/19	100,000	98,750
Kinder Morgan 3.05% 12/1/19	700,000	695,220
#Kinder Morgan Finance 144A 6.00% 1/15/18	300,000	326,640
Kraft Foods Group 2.25% 6/5/17	1,000,000	1,017,091
•Kroger 0.758% 10/17/16	1,000,000	998,818
Linn Energy
6.25% 11/1/19	150,000	128,250
6.50% 5/15/19	100,000	86,000
Lorillard Tobacco 2.30% 8/21/17	700,000	704,916
#Metropolitan Life Global Funding I 144A 1.30% 4/10/17	1,000,000	998,890
MGM Resorts International 8.625% 2/1/19	300,000	341,625
•Mondelez International 0.752% 2/1/19	1,000,000	989,832
•Morgan Stanley 1.083% 1/24/19	1,000,000	1,002,965
Navient 5.50% 1/15/19	300,000	307,500
#•NBCUniversal Enterprise 144A 0.916% 4/15/18	1,000,000	1,009,133
#New York Life Global Funding 144A 2.10% 1/2/19	1,000,000	1,004,538
#NGL Energy Partners 144A 5.125% 7/15/19	200,000	192,250
Pactiv 8.125% 6/15/17	1,000,000	1,087,500
Peabody Energy 6.00% 11/15/18	400,000	365,000
Penn Virginia 8.50% 5/1/20	150,000	120,750
PPL Energy Supply 6.20% 5/15/16	2,000,000	2,079,086
#Prudential Covered Trust 2012-1 144A 2.997% 9/30/15	1,200,000	1,217,076
Regions Financial 2.00% 5/15/18	1,000,000	990,988
Reynolds Group Issuer 9.00% 4/15/19	300,000	312,000
Sanchez Energy 7.75% 6/15/21	100,000	93,500
Sempra Energy 2.30% 4/1/17	1,000,000	1,018,939
#Simon Property Group 144A 1.50% 2/1/18	1,000,000	994,403
#Sprint Nextel 144A 9.00% 11/15/18	400,000	455,960
Sysco 1.45% 10/2/17	900,000	899,612
#Tenet Healthcare 144A 5.00% 3/1/19	100,000	100,375
#@TIAA Asset Management Finance 144A 2.95% 11/1/19	600,000	601,832
Time Warner 2.10% 6/1/19	500,000	493,117
Tyson Foods 2.65% 8/15/19	500,000	505,091

	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Verizon Communications 1.10% 11/1/17	1,000,000	$985,560
Viacom 2.75% 12/15/19	600,000	601,870
Walgreens Boots Alliance 1.75% 11/17/17	600,000	601,904
•Wells Fargo 0.861% 4/23/18	1,400,000	1,403,433

		57,347,419

Total Corporate Bonds (Cost $87,642,707)		86,446,975

MUNICIPAL BONDS–0.06%
University of California
•Series Y-1 0.655% 7/1/41	785,000	786,499
•Series Y-2 0.67% 7/1/41	40,000	40,076

Total Municipal Bonds (Cost $825,000)		826,575

NON-AGENCY ASSET-BACKED SECURITIES–2.56%
American Express Credit Account Master Trust
•Series 2005-2 A 0.261% 10/16/17	100,000	99,973
•Series 2008-6 A 1.361% 2/15/18	930,000	934,956
•Series 2012-1 A 0.431% 1/15/20	1,310,000	1,309,222
•Series 2012-3 A 0.311% 3/15/18	260,000	259,868
#•American Homes 4 Rent Series 2014-SFR1 A 144A 1.25% 6/17/31	327,054	322,769
#•American Residential Properties Trust Series 2014-SFR1 B 144A 1.912% 9/17/31	1,000,000	998,751
•Anthracite CDO I Series 2005-HY2X A 0.54% 7/26/45	139,518	138,262
#•Anthracite CDO III Series 2004-1A BFL 144A 0.714% 3/23/39	64,856	64,123
#•Arbor Realty Mortgage Securities Series 2004-1A A 144A 0.681% 2/21/40	84,420	83,213
#•ARES CLO Series 2007-3RA B 144A 0.599% 4/16/21	1,000,000	948,900
#•ARES XI CLO Series 2007-11A A1C 144A 0.50% 10/11/21	457,439	451,126
•BA Credit Card Trust Series 2014-A2 A 0.431% 9/16/19	1,000,000	998,168
#•Babson CLO Series 2007-1A A1 144A 0.456% 1/18/21	704,757	699,753

LVIP Global Income Fund––8

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Bridgeport CLO Series 2006-1A B 144A 0.881% 7/21/20	1,000,000	$946,700
Capital One Multi-Asset Execution Trust
•Series 2007-A1 A1 0.211% 11/15/19	1,240,000	1,234,143
•Series 2007-A2 A2 0.241% 12/16/19	1,230,000	1,222,894
#•Catamaran CLO Series 2014-2A B 144A 3.27% 10/18/26	606,600	583,003
#•Cent CDO 15 Series 2007-15A A2B 144A 0.579% 3/11/21	1,000,000	933,600
#•Centerline REIT Series 2004-RR3 A2 144A 4.76% 9/21/45	722,680	738,941
Chase Issuance Trust
•Series 2007-A2 A2 0.211% 4/15/19	1,290,000	1,282,799
•Series 2007-A8 A 0.181% 3/15/17	650,000	649,730
•Series 2007-B1 B1 0.411% 4/15/19	1,000,000	993,662
•Series 2007-C1 C1 0.621% 4/15/19	400,000	397,658
Series 2012-A3 A3 0.79% 6/15/17	260,000	260,345
•Series 2012-A6 A 0.291% 8/15/17	1,100,000	1,099,353
Series 2012-A8 A8 0.54% 10/16/17	670,000	669,669
•Series 2012-A9 A9 0.311% 10/16/17	600,000	599,637
•Series 2013-A3 A3 0.441% 4/15/20	653,000	650,849
•Series 2014-A3 A3 0.361% 5/15/18	1,280,000	1,279,466
•Series 2014-A5 A5 0.531% 4/15/21	750,000	747,515
Citibank Credit Card Issuance Trust
Series 2003-A7 A7 4.15% 7/7/17	500,000	509,431
•Series 2008-A6 A6 1.365% 5/22/17	600,000	602,331
Series 2012-A1 A1 0.55% 10/10/17	470,000	469,867
•Series 2013-A1 A1 0.267% 4/24/17	1,200,000	1,199,203
•Series 2013-A11 A11 0.408% 2/7/18	1,000,000	999,888
•Series 2013-A12 A12 0.462% 11/7/18	660,000	659,289

	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Citibank Credit Card Issuance Trust (continued)
•Series 2014-A3 A3 0.358% 5/9/18	230,000	$230,000
#•Colony American Homes Series 2014-1A A 144A 1.40% 5/17/31	286,375	284,530
#•CountryPlace Manufactured Housing Contract Trust Series 2005-1 A3 144A 4.80% 12/15/35	91,980	93,899
#•CT CDO IV Series 2006-4A A1 144A 0.475% 10/20/43	590,753	577,165
Discover Card Execution Note Trust
Series 2012-A3 A3 0.86% 11/15/17	630,000	630,944
•Series 2012-A5 A5 0.361% 1/16/18	1,300,000	1,299,788
•Series 2013-A6 A6 0.611% 4/15/21	580,000	581,632
•Series 2014-A1 A1 0.591% 7/15/21	800,000	801,731
Eaton Vance CLO
#•Series 2014-1A B 144A 2.285% 7/15/26	200,800	196,162
#•Series 2014-1A C 144A 3.235% 7/15/26	171,300	166,675
#•Fairfield Street Solar Series 2004-1A A1 144A 0.586% 11/28/39	269,836	255,076
Ford Credit Auto Owner Trust Series 2012-D A3 0.51% 4/15/17	501,153	501,103
#•Invitation Homes Trust Series 2014-SFR2 B 144A 1.762% 9/17/31	740,000	730,589
Mercedes-Benz Auto Lease Trust Series 2013-A A4 0.72% 12/17/18	1,000,000	1,000,394
#•Newcastle CDO V Series 2004-5A 1 144A 0.595% 12/24/39	63,239	61,506
#•N-Star REL VI CDO Series 2006-6A A1 144A 0.573% 6/16/41	598,904	566,504
•tPark Place Securities Asset-Backed Pass Through Certificates Series 2004-WHQ2 M2 1.115% 2/25/35	63,690	63,591
•RAAC Trust Series 2004-SP1 AII 0.87% 3/25/34	421,507	401,836
Silver Bay Realty Trust
#•Series 2014-1 A 144A 1.165% 9/17/31	129,459	127,487

LVIP Global Income Fund––9

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Silver Bay Realty Trust (continued)
#•Series 2014-1 B 144A 1.615% 9/17/31	100,000	$98,273
#•SWAY Residential 2014-1 Trust Series 2014-1 A 144A 1.457% 1/17/20	480,000	478,620
#•Trade MAPS 1 Series 2013-1A A 144A 0.862% 12/10/18	500,000	500,647
West CLO
#•Series 2014-1A A2 144A 2.333% 7/18/26	310,000	300,235
#•Series 2014-1A B 144A 3.083% 7/18/26	830,000	791,073

Total Non-Agency Asset-Backed Securities (Cost $36,878,600)		36,778,517

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.87%
•Bear Stearns Alternative A Trust Series 2004-10 1A3 1.17% 9/25/34	453,189	452,301
CHL Mortgage Pass Through Trust
•tSeries 2004-6 1A1 2.461% 5/25/34	449,926	448,299
•tSeries 2004-11 2A1 2.06% 7/25/34	173,031	171,333
Credit Suisse First Boston Mortgage Securities
•5.10% 8/15/38	300,000	305,265
•Series 2003-AR9 3M1 1.67% 3/25/33	405,609	403,519
•First Horizon Alternative Mortgage Securities Trust Series 2004-AA5 2A1 2.069% 12/25/34	513,382	500,964
•HarborView Mortgage Loan Trust Series 2004-1 3A 2.189% 4/19/34	460,832	460,283
•Impac Secured Assets CMN Owner Trust Series 2004-4 M1 0.935% 2/25/35	100,000	93,470
•IndyMac INDX Mortgage Loan Trust Series 2005-AR1 1A1 2.49% 3/25/35	601,445	589,094
•JPMorgan Mortgage Trust Series 2004-A1 5A1 2.563% 2/25/34	571,653	566,913
#•Kildare Securities Series 2007-1A A2 144A 0.358% 12/10/43	309,497	308,218
•Merrill Lynch Mortgage Investors Trust Series 2003-A 1A 0.91% 3/25/28	90,662	88,821

	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Morgan Stanley Mortgage Loan Trust
•Series 2004-8AR 4A2 2.429% 10/25/34	505,437	$502,381
•Series 2004-10AR 2A2 2.465% 11/25/34	501,376	511,701
•New York Mortgage Trust Series 2005-3 M1 0.62% 2/25/36	52,063	47,708
Sequoia Mortgage Trust
•Series 2003-4 1A1 0.785% 7/20/33	767,854	719,627
•Series 2004-10 A2 0.485% 11/20/34	610,602	579,512
•Structured Adjustable Rate Mortgage Loan Trust Series 2004-12 3A1 2.415% 9/25/34	570,100	572,690
Structured Asset Mortgage Investments II Trust
•Series 2003-AR4 A1 0.864% 1/19/34	491,034	475,993
•Series 2004-AR6 A1A 0.864% 2/19/35	489,049	458,624
Structured Asset Mortgage Investments Trust
•Series 2003-AR1 A1 0.904% 10/19/33	544,670	513,207
•Series 2003-AR2 A1 0.894% 12/19/33	139,843	134,368
Thornburg Mortgage Securities Trust
•Series 2003-4 A1 0.81% 9/25/43	436,129	416,595
•Series 2007-4 1A1 2.155% 9/25/37	451,037	441,970
Washington Mutual Mortgage Pass Through Certificates Trust
•tSeries 2005-AR2 1A1A 0.50% 1/25/45	467,615	436,880
•tSeries 2005-AR8 2AB2 0.59% 7/25/45	199,702	184,324
•tSeries 2005-AR19 A1A1 0.44% 12/25/45	525,323	504,402
Wells Fargo Mortgage-Backed Securities Trust
•Series 2003-L 1A2 2.49% 11/25/33	414,178	414,176
•Series 2003-O 1A2 2.491% 1/25/34	170,868	171,833
•Series 2004-I 2A1 2.597% 7/25/34	214,598	214,150
•Series 2004-X 1A1 2.615% 11/25/34	252,439	252,981

LVIP Global Income Fund––10

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
•Series 2005-AR9 2A2 2.59% 10/25/33	634,668	$627,673

Total Non-Agency Collateralized Mortgage Obligations (Cost $12,556,091)		12,569,275

«SENIOR SECURED LOANS–1.17%
24 Hour Fitness Tranche B 1st Lien 4.75% 5/30/21	162,035	155,823
Appvion Tranche B 1st Lien 5.75% 6/28/19	139,426	137,858
Autoparts Holdings 1st Lien 6.50% 7/29/17	372,795	371,048
AZ Chem US Tranche B 1st Lien 4.50% 6/12/21	173,575	170,176
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	288,603	283,964
BMC Software 1st Lien 5.00% 9/10/20	801,283	782,004
Cannery Casino Resorts Tranche B 1st Lien 6.00% 10/2/18	309,938	292,039
Caraustar Industries Tranche B 1st Lien 8.00% 5/1/19	370,000	366,300
Caraustar Tranche B 1st Lien 7.50% 5/1/19	117,920	117,183
CITGO Petroleum Tranche B 4.50% 7/29/21	15,017	14,967
Clubborp Tranche B 1st Lien 4.50% 7/24/20	18,074	17,849
Community Health Systems Tranche D 4.25% 1/27/21	205,924	205,436
Connolly Tranche 1st Lien 5.00% 5/14/21	227,311	225,748
Crowne Group Tranche B 1st Lien 6.00% 10/2/21	224,138	220,776
Cyanco Intermediate 5.50% 4/29/20	382,107	370,643
Del Monte Tranche B 3.50% 3/8/20	278,052	267,625
Dell Tranche B 4.50% 4/29/20	349,118	348,900
Diamond Reports 1st Lien 5.50% 5/9/21	81,215	80,707
Doncasters Group Tranche B 1st Lien 4.50% 4/9/20	39,499	39,326
Exopack Tranche B 1st Lien 5.25% 5/8/19	480,342	480,493
FGI Operating Tranche B 5.50% 4/19/19	821,952	803,458

Principal Amount°		Value (U.S. $)
«SENIOR SECURED LOANS (continued)
Fitness International Tranche B 1st Lien 5.50% 7/1/20	455,303	$437,091
Fortescue Resources 1st Lien 3.75% 6/30/19	227,036	206,972
Guggenheim Partners Tranche B 4.25% 7/22/20	55,817	55,399
Harbor Freight Tools 4.75% 7/26/19	395,254	394,661
Henniges Automotive Tranche B 1st Lien 6.00% 6/12/21	146,783	146,783
IMG Worldwide Tranche B 5.25% 5/6/21	852,417	826,848
Ineos US Finance Tranche B 3.75% 5/4/18	40,012	38,903
Interactive Data 1st Lien 4.50% 5/2/21	341,138	339,518
M/A-COM Tech Solutions Tranche B 4.50% 5/8/21	76,615	76,711
MacDermid 4.00% 6/7/20	226,318	222,287
Men’s Wearhouse Tranche B 1st Lien 4.50% 6/18/21	172,390	171,959
Milennium Labs Tranche B 1st Lien 5.25% 4/16/21	377,548	376,604
MoneyGram International Tranche B 1st Lien 4.25% 3/28/20	650,963	602,466
Ocean Rig (Drillship) Tranche B 1st Lien 5.50% 7/25/21	233,615	189,228
OCI Beaumont Tranche B3 1st Lien 5.00% 8/20/19	606,769	601,839
Onsite Rental Group Tranche B 1st Lien 5.50% 7/31/21	229,063	226,773
Overseas Shipholding Tranche B - Exit
5.25% 8/5/19	135,352	132,307
5.75% 8/5/19	385,664	376,022
Oxbow Carbon & Minerals Tranche B 1st Lien 4.25% 7/19/19	80,094	74,808
Party City Tranche B 1st Lien 4.00% 7/27/19	87,425	85,720
Peabody Energy Tranche B 4.25% 9/24/20	165,272	150,294
Penney (J.C.) 1st Lien 5.00% 6/20/19	55	55
Presidio Tranche B 5.00% 3/31/17	92,568	92,510
Radio One 7.50% 3/31/16	133,413	132,912
Realogoy Group Tranche B 1st Lien 3.75% 3/5/20	12,535	12,315
Savers Tranche C 5.00% 10/3/19	285,626	277,057
Sensus 4.75% 5/9/17	175,060	171,011

LVIP Global Income Fund––11

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Signode Industrial Group Tranche B 1st Lien 3.75% 5/1/21		143,833	$137,991
SunGard Availability Services Capital Tranche B 1st Lien 6.00% 3/31/19		404,806	362,504
Surgery Center Holdings 1st Lien 5.25% 11/3/20		4,700	4,588
TGI Friday’s 1st Lien 5.25% 7/15/20		109,564	109,291
TIP Trailer Services Tranche C 7.00% 10/23/20		1,333,983	1,330,648
Trans Union Tranche B 4.00% 4/9/21		345,781	341,891
TransDigm Tranche C 3.75% 2/28/20		55,414	54,602
TransDigm Tranche D 1st Lien 3.75% 6/4/21		40,215	39,645
Travelport Finance Luxembourg Tranche B 1st Lien 6.00% 9/2/21		280,251	280,251
Tronox Pigments Tranche B 4.00% 3/19/20		53,542	52,794
Truven Health Analytics Tranche B 4.50% 6/6/19		345,695	337,053
UCI International Tranche B 5.50% 7/26/17		78,848	78,553
Univar Tranche B 5.00% 6/30/17		60,242	58,451
US Renal Care 4.25% 7/3/19		888,191	875,979
Utex Industries Tranche B 5.00% 5/22/21		379,582	351,114
Varsity Brands Tranche B 1st Lien 6.00% 12/15/21		44,335	44,363
Wayne Fueling Systems 1st Lien 4.75% 6/20/21		229,547	225,529
WireCo WorldGroup 6.00% 2/15/17		5,990	5,997
Worldpay Tranche B 1st Lien 4.00% 11/30/19		32,052	32,132

Total Senior Secured Loans (Cost $17,303,560)			16,894,752

ΔSOVEREIGN BONDS–52.31%
Brazil–1.63%
Brazil Letras do Tesouro Nacional
≠0.501% 1/1/16	BRL	7,860,000	2,618,721
≠2.267% 1/1/17	BRL	14,140,000	4,173,803
≠9.907% 1/1/15	BRL	318,000	119,639
≠11.133% 10/1/15	BRL	530,000	182,190
≠11.269% 7/1/16	BRL	160,000	50,144
≠11.307% 10/1/16	BRL	500,000	151,874
≠12.256% 1/1/18	BRL	8,530,000	2,241,363

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Brazil (continued)
Brazil Notas do Tesouro Nacional Series B
6.00% 5/15/15	BRL	146,500	$1,409,993
6.00% 8/15/18	BRL	100,000	96,001
6.00% 5/15/19	BRL	7,000	66,217
6.00% 8/15/20	BRL	1,000	9,591
6.00% 8/15/22	BRL	432,000	4,146,803
6.00% 5/15/23	BRL	330,500	3,125,995
6.00% 8/15/24	BRL	3,000	28,729
6.00% 5/15/45	BRL	50,000	465,450
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	3,000,000	1,020,790
10.00% 1/1/21	BRL	2,800,000	900,710
10.00% 1/1/23	BRL	8,250,000	2,602,275

			23,410,288

Canada–1.30%
Canadian Government
1.00% 2/1/15	CAD	7,654,000	6,587,203
1.50% 8/1/15	CAD	1,085,000	936,511
Canadian Treasury Bills
≠0.868% 2/12/15	CAD	8,869,000	7,625,111
≠0.873% 3/12/15	CAD	3,176,000	2,728,608
≠0.901% 4/23/15	CAD	1,050,000	901,119

			18,778,552

Finland–0.84%
#Finnish Government 144A 4.25% 7/4/15	EUR	9,800,000	12,108,051

			12,108,051

Germany–6.39%
Bundesobligation 0.50% 2/23/18	EUR	1,500,000	1,848,097
Bundesrepublik Deutschland
1.00% 8/15/24	EUR	12,000,000	15,137,100
1.50% 9/4/22	EUR	9,750,000	12,894,964
1.75% 7/4/22	EUR	4,500,000	6,061,461
2.25% 9/4/20	EUR	17,200,000	23,403,436
3.25% 7/4/21	EUR	8,000,000	11,632,220
3.50% 7/4/19	EUR	6,700,000	9,394,236
4.25% 7/4/39	EUR	4,900,000	9,600,218
4.75% 7/4/34	EUR	1,000,000	1,968,483

			91,940,215

Hungary–2.41%
Hungary Government
4.00% 4/25/18	HUF	35,650,000	141,144
5.50% 2/12/16	HUF	230,900,000	921,468
5.50% 12/22/16	HUF	134,120,000	548,012
5.50% 12/20/18	HUF	44,780,000	187,711
5.50% 6/24/25	HUF	933,240,000	4,128,847
6.00% 11/24/23	HUF	292,820,000	1,331,209
6.50% 6/24/19	HUF	461,600,000	2,020,096

LVIP Global Income Fund––12

LVIP Global Income Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Hungary (continued)
Hungary Government (continued)
6.75% 2/24/17	HUF	1,145,000,000	$4,793,982
6.75% 11/24/17	HUF	183,690,000	785,472
7.00% 6/24/22	HUF	370,680,000	1,745,131
7.50% 11/12/20	HUF	31,620,000	147,993
7.75% 8/24/15	HUF	56,580,000	225,047
8.00% 2/12/15	HUF	26,700,000	102,678
Hungary Government International Bonds
3.875% 2/24/20	EUR	490,000	647,717
4.125% 2/19/18		2,510,000	2,609,346
4.375% 7/4/17	EUR	470,000	612,345
5.375% 2/21/23		4,640,000	5,022,800
5.75% 6/11/18	EUR	500,000	695,779
6.00% 1/11/19	EUR	200,000	283,200
6.25% 1/29/20		4,182,000	4,720,433
6.375% 3/29/21		2,580,000	2,962,165

			34,632,575

Iceland–0.07%
#Republic of Iceland 144A 5.875% 5/11/22		950,000	1,066,288

			1,066,288

Indonesia–0.43%
Indonesia Government
7.875% 4/15/19	IDR	2,926,000,000	238,321
8.25% 7/15/21	IDR	590,000,000	48,988
10.00% 9/15/24	IDR	25,030,000,000	2,281,006
10.00% 2/15/28	IDR	7,040,000,000	645,413
11.00% 11/15/20	IDR	233,000,000	21,555
12.80% 6/15/21	IDR	29,990,000,000	3,011,553

			6,246,836

Ireland–1.52%
Irish Government
4.50% 4/18/20	EUR	1,152,000	1,680,401
5.00% 10/18/20	EUR	4,432,900	6,715,498
5.40% 3/13/25	EUR	7,191,700	11,999,328
5.90% 10/18/19	EUR	978,000	1,488,886

			21,884,113

Japan–3.94%
Japan Government 10 Yr Bonds
1.70% 12/20/16	JPY	700,000,000	6,043,086
1.70% 3/20/17	JPY	700,000,000	6,067,779
1.90% 6/20/16	JPY	1,350,000,000	11,589,790
Japan Government 20 Yr Bonds
1.50% 3/20/34	JPY	2,050,000,000	18,583,437
1.90% 3/22/21	JPY	1,050,000,000	9,772,241
Japan Government 30 Yr Bond
1.70% 9/20/44	JPY	500,000,000	4,621,128

			56,677,461

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Malaysia–4.52%
Bank Negara Malaysia Monetary Notes
≠3.002% 5/19/15	MYR	10,795,000	$3,048,432
≠3.04% 1/22/15	MYR	1,540,000	439,636
≠3.04% 3/3/15	MYR	15,740,000	4,476,935
≠3.042% 7/16/15	MYR	2,420,000	679,602
≠3.05% 8/4/15	MYR	990,000	277,410
≠3.073% 4/16/15	MYR	800,000	226,617
≠3.076% 4/28/15	MYR	1,480,000	418,771
≠3.103% 6/16/15	MYR	18,560,000	5,227,237
≠3.117% 6/3/15	MYR	1,280,000	360,948
≠3.13% 1/8/15	MYR	310,000	88,611
≠3.139% 6/30/15	MYR	18,330,000	5,155,524
≠3.167% 8/11/15	MYR	13,220,000	3,703,169
≠3.20% 8/18/15	MYR	160,000	44,788
≠3.216% 10/1/15	MYR	1,620,000	451,521
≠3.236% 1/20/15	MYR	9,270,000	2,646,864
≠3.27% 3/24/15	MYR	1,520,000	431,494
≠3.28% 10/27/15	MYR	360,000	100,078
≠3.28% 11/3/15	MYR	50,730,000	14,093,089
≠3.302% 5/28/15	MYR	5,900,000	1,664,694
≠3.343% 3/5/15	MYR	530,000	150,720
Malaysian Government
3.172% 7/15/16	MYR	6,300,000	1,790,989
3.197% 10/15/15	MYR	21,375,000	6,095,320
3.741% 2/27/15	MYR	7,805,000	2,233,375
3.835% 8/12/15	MYR	12,510,000	3,586,350
4.72% 9/30/15	MYR	26,319,000	7,589,206

			64,981,380

Mexico–4.63%
Mexican Bonos
6.00% 6/18/15	MXN	59,571,000	4,101,266
6.25% 6/16/16	MXN	133,270,000	9,393,006
6.50% 6/10/21	MXN	291,000,000	20,812,397
7.25% 12/15/16	MXN	122,322,000	8,859,996
7.50% 6/3/27	MXN	79,700,000	6,041,745
7.75% 12/14/17	MXN	24,000,000	1,780,581
8.00% 12/17/15	MXN	55,139,000	3,903,280
8.50% 12/13/18	MXN	62,500,000	4,777,374
Mexican Cetes
≠3.093% 5/28/15	MXN	225,562,000	1,510,107
≠3.604% 4/1/15	MXN	256,070,000	1,722,702
≠3.819% 10/1/15	MXN	70,239,000	464,985
≠3.842% 9/17/15	MXN	105,358,000	698,395
≠4.682% 4/16/15	MXN	122,918,000	825,885
Mexican Udibonos
2.50% 12/10/20	MXN	3,948,526	274,083
3.50% 12/14/17	MXN	7,227,542	523,177
4.00% 6/13/19	MXN	5,013,415	371,661
5.00% 6/16/16	MXN	7,127,379	514,348

			66,574,988

LVIP Global Income Fund—13

LVIP Global Income Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
New Zealand–2.68%
New Zealand Government Bonds
5.50% 4/15/23	NZD	13,500,000	$11,913,335
6.00% 12/15/17	NZD	16,000,000	13,339,571
6.00% 5/15/21	NZD	15,000,000	13,291,123

			38,544,029

Peru–0.01%
Peru Government Soberano
7.84% 8/12/20	PEN	427,000	163,688

			163,688

Philippines–0.21%
Philippine Government Bonds
1.625% 4/25/16	PHP	55,520,000	1,228,963
7.00% 1/27/16	PHP	10,500,000	245,697
9.125% 9/4/16	PHP	6,310,000	156,751
Philippine Treasury Bills
≠1.196% 4/8/15	PHP	5,680,000	126,202
≠1.276% 8/5/15	PHP	1,360,000	29,908
≠1.355% 11/4/15	PHP	5,590,000	122,211
≠1.358% 5/6/15	PHP	4,830,000	107,018
≠1.402% 6/3/15	PHP	7,340,000	162,486
≠1.427% 7/8/15	PHP	1,800,000	39,773
≠1.435% 12/2/15	PHP	13,890,000	303,472
≠1.492% 9/2/15	PHP	6,110,000	134,540
≠1.493% 10/7/15	PHP	17,940,000	393,667

			3,050,688

Poland–3.24%
Poland Government
•2.69% 1/25/17	PLN	14,308,000	4,042,794
•2.69% 1/25/21	PLN	11,269,000	3,142,458
4.75% 10/25/16	PLN	41,750,000	12,410,578
5.25% 10/25/17	PLN	19,080,000	5,876,978
5.25% 10/25/20	PLN	25,500,000	8,383,662
5.50% 10/25/19	PLN	28,450,000	9,257,589
5.75% 10/25/21	PLN	8,050,000	2,763,873
Republic of Poland
6.375% 7/15/19		680,000	797,300

			46,675,232

Portugal–1.01%
#Portugal Government International Bond 144A
5.125% 10/15/24		4,530,000	4,763,377
Portugal Obrigacoes do Tesouro OT
#144A 3.875% 2/15/30	EUR	7,500,000	9,539,126
#144A 4.95% 10/25/23	EUR	38,200	54,842
#144A 5.65% 2/15/24	EUR	94,800	142,334

			14,499,679

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Republic of Korea–4.77%
Korea Monetary Stabilization Bonds
2.07% 12/2/16	KRW	2,723,500,000	$2,489,419
2.47% 4/2/15	KRW	4,724,870,000	4,324,441
2.74% 2/2/15	KRW	2,121,250,000	1,940,493
2.76% 6/2/15	KRW	16,570,000,000	15,193,174
2.79% 6/2/16	KRW	1,445,500,000	1,334,671
2.80% 8/2/15	KRW	9,507,160,000	8,728,966
2.80% 4/2/16	KRW	6,149,000,000	5,672,079
2.81% 10/2/15	KRW	142,000,000	130,551
2.90% 12/2/15	KRW	13,179,200,000	12,139,599
Korea Treasury Bonds
2.75% 12/10/15	KRW	6,928,300,000	6,374,700
2.75% 6/10/16	KRW	4,452,000,000	4,108,307
3.00% 12/10/16	KRW	4,809,700,000	4,473,156
3.25% 6/10/15	KRW	849,700,000	780,822
4.00% 9/10/15	KRW	661,400,000	612,573
4.00% 3/10/16	KRW	253,600,000	237,063
4.50% 3/10/15	KRW	126,800,000	116,429

			68,656,443

Republic of Lithuania–0.27%
Lithuania Government International Bonds
#144A 6.125% 3/9/21		1,640,000	1,915,733
#144A 6.75% 1/15/15		660,000	661,188
#144A 7.375%2/11/20		1,060,000	1,281,148

			3,858,069

Russia–0.13%
Russian-Eurobond
#144A 7.50% 3/31/30		1,526,150	1,586,433
7.50% 3/31/30		252,175	262,136

			1,848,569

Serbia–0.27%
Republic of Serbia
#144A 4.875% 2/25/20		1,370,000	1,371,370
#144A 5.25% 11/21/17		880,000	908,160
#144A 7.25% 9/28/21		1,390,000	1,562,124

			3,841,654

Singapore–1.62%
Monetary Authority of Singapore Bills
#0.309% 1/2/15	SGD	1,160,000	875,670
#0.334% 1/9/15	SGD	3,610,000	2,724,807
#0.339% 1/30/15	SGD	18,239,000	13,761,585
#0.431% 2/13/15	SGD	3,456,000	2,606,957
#0.449% 2/23/15	SGD	2,020,000	1,523,474
Singapore Government
1.125% 4/1/16	SGD	2,310,000	1,755,440

			23,247,933

LVIP Global Income Fund—14

LVIP Global Income Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

rSOVEREIGN BONDS (continued)
Slovenia–0.59%
Slovenia Government International Bonds
#144A 5.50% 10/26/22		4,340,000	$4,828,250
#144A 5.85% 5/10/23		3,285,000	3,730,610

			8,558,860

Sweden–4.92%
Sweden Government
3.50% 6/1/22	SEK	179,700,000	27,891,235
3.50% 3/30/39	SEK	20,000,000	3,538,481
4.50% 8/12/15	SEK	129,040,000	16,993,318
5.00% 12/1/20	SEK	138,070,000	22,454,263

			70,877,297

Ukraine–0.93%
Financing of Infrastrucural Projects State Enterprise
#144A 7.40% 4/20/18		200,000	123,000
#144A 8.375% 11/3/17		100,000	61,500
Ukraine Government
#144A 4.95% 10/13/15	EUR	100,000	82,888
#144A 6.25% 6/17/16		1,090,000	713,678
#144A 6.58% 11/21/16		1,028,000	643,785
#144A 6.75% 11/14/17		1,790,000	1,118,839
#144A 7.50% 4/17/23		3,000,000	1,815,000
#144A 7.75% 9/23/20		3,443,000	2,087,319
#144A 7.80% 11/28/22		2,960,000	1,835,200
#144A 7.95% 2/23/21		3,670,000	2,261,637
#144A 9.25% 7/24/17		4,290,000	2,681,250

			13,424,096

United Kingdom–3.98%
United Kingdom Gilt
4.00% 9/7/16	GBP	3,000,000	4,955,375
4.25% 12/7/27	GBP	10,500,000	20,615,750
4.50% 9/7/34	GBP	8,750,000	18,303,371
4.75% 3/7/20	GBP	1,000,000	1,833,434
5.00% 3/7/25	GBP	5,700,000	11,581,934

			57,289,864

Total Sovereign Bonds (Cost $786,315,284)			752,836,848

SUPRANATIONAL BANKS–0.65%
Asian Development Bank
2.35% 6/21/27	JPY	370,000,000	3,787,855
European Investment Bank
1.40% 6/20/17	JPY	650,000,000	5,641,617

Total Supranational Banks (Cost $11,012,286)			9,429,472

U.S. TREASURY OBLIGATIONS–23.37%
U.S. Treasury Bonds
3.125% 8/15/44		9,000,000	9,691,173
3.625% 8/15/43		9,300,000	10,938,400

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
0.625% 8/15/16	38,000,000	$38,065,322
0.625% 5/31/17	31,000,000	30,825,625
0.625% 4/30/18	29,000,000	28,413,214
0.875% 12/31/16	29,500,000	29,612,926
1.00% 8/31/19	30,000,000	29,184,360
1.125% 4/30/20	36,500,000	35,416,388
1.25% 9/30/15	5,000,000	5,038,670
1.625% 6/30/19	22,000,000	22,056,716
1.625% 8/15/22	37,000,000	35,991,158
1.75% 5/15/22	30,000,000	29,493,750
2.50% 5/15/24	14,680,000	15,123,835
4.25% 8/15/15	10,000,000	10,251,560
4.50% 11/15/15	6,000,000	6,220,314

Total U.S. Treasury Obligations (Cost $328,330,751)		336,323,411

	Number of Shares

MONEY MARKET FUND–6.34%
Dreyfus Treasury & Agency
Cash Management Fund -
Institutional Shares	91,176,087	91,176,087

Total Money Market Fund (Cost $91,176,087)		91,176,087

	Principal Amount°

SHORT-TERM INVESTMENTS–1.81%
≠Discount Note–0.98%
Federal Home Loan Bank
0.019% 1/2/15	14,055,000	14,055,000

		14,055,000

≠U.S. Treasury Obligations–0.83%
U.S. Treasury Bills
0.012% 3/5/15	2,000,000	1,999,956
0.016% 1/2/15	5,000,000	5,000,000
U.S. Treasury Bill-WI
0.019% 2/5/15	5,000,000	4,999,905

		11,999,861

Total Short-Term Investments (Cost $26,054,860)		26,054,861

LVIP Global Income Fund—15

LVIP Global Income Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–96.95% (Cost $1,424,193,812)	$1,395,198,589
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.05%	43,956,684

NET ASSETS APPLICABLE TO 124,613,093 SHARES OUTSTANDING–100.00%	$1,439,155,273

NET ASSET VALUE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($819,163,440 / 70,887,184 Shares)	$11.556

NET ASSET VALUE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($619,991,833 / 53,725,909 Shares)	$11.540

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$1,431,555,114
Distributions in excess of net investment income	(496,186)
Accumulated net realized gain on investments	8,454,839
Net unrealized depreciation of investments and derivatives	(358,494)

Total net assets	$1,439,155,273

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $92,497,365, which represents 6.43% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

•	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

«	Includes $791,548 cash pledged as collateral for certain open derivatives, $335,943 payable for fund shares redeemed and $890,369 payable for securities purchased as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $601,832, which represents 0.04% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2014.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

LVIP Global Income Fund–16

LVIP Global Income Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	EUR	(251,705)	USD	344,156	2/27/15	$39,414
BAML	EUR	(12,137,044)	USD	15,100,000	11/25/15	343,701
BCLY	CLP	64,000,000	USD	(110,098)	2/10/15	(5,113)
BCLY	CLP	173,000,000	USD	(304,417)	6/4/15	(23,286)
BCLY	EUR	(268,000)	USD	365,284	1/21/15	40,915
BCLY	EUR	(34,000)	USD	46,255	2/10/15	5,096
BCLY	EUR	(108,000)	USD	146,848	2/11/15	16,107
BCLY	EUR	(627,000)	USD	861,542	2/20/15	102,466
BCLY	EUR	(725,415)	USD	996,252	2/26/15	117,991
BCLY	EUR	(992,741)	USD	1,363,892	3/9/15	161,867
BCLY	EUR	(233,016)	USD	324,941	3/17/15	42,782
BCLY	EUR	(145,209)	USD	202,204	3/23/15	26,361
BCLY	EUR	(590,000)	USD	814,790	3/27/15	100,300
BCLY	EUR	(396,801)	USD	546,970	4/2/15	66,417
BCLY	EUR	(390,401)	USD	538,786	4/22/15	65,880
BCLY	EUR	(273,608)	USD	379,347	4/30/15	47,887
BCLY	EUR	(1,018,187)	USD	1,411,065	5/5/15	177,526
BCLY	EUR	(60,000)	USD	83,267	5/7/15	10,576
BCLY	EUR	(878,515)	USD	1,205,955	5/18/15	141,479
BCLY	EUR	(7,441,690)	USD	10,203,487	5/22/15	1,186,172
BCLY	EUR	(343,382)	USD	467,518	5/29/15	51,400
BCLY	EUR	(942,383)	USD	1,283,479	6/5/15	141,391
BCLY	EUR	(405,004)	USD	550,978	6/22/15	60,056
BCLY	EUR	(1,130,000)	USD	1,538,552	6/30/15	168,702
BCLY	EUR	(228,000)	USD	311,416	7/16/15	34,934
BCLY	EUR	(357,000)	USD	483,996	7/20/15	51,049
BCLY	EUR	(767,000)	USD	1,034,629	7/28/15	104,315
BCLY	EUR	(59,984)	USD	80,757	7/29/15	7,999
BCLY	EUR	(97,592)	USD	130,904	8/4/15	12,515
BCLY	EUR	(1,015,000)	USD	1,364,439	8/5/15	133,124
BCLY	EUR	(705,000)	USD	946,121	8/18/15	90,653
BCLY	EUR	(251,004)	USD	333,992	8/26/15	29,368
BCLY	EUR	(63,718)	USD	82,921	9/21/15	5,552
BCLY	EUR	(153,728)	USD	198,214	9/24/15	11,539
BCLY	EUR	(590,000)	USD	753,315	9/29/15	36,797
BCLY	EUR	(7,075,000)	USD	9,064,596	10/22/15	468,548
BCLY	EUR	(617,237)	USD	783,872	10/27/15	33,862
BCLY	EUR	(174,440)	USD	219,139	11/6/15	7,133
BCLY	JPY	(81,840,000)	USD	799,024	2/25/15	115,392
BCLY	JPY	(190,420,000)	USD	1,861,989	2/26/15	271,346
BCLY	JPY	(288,085,900)	USD	2,817,232	3/9/15	410,468
BCLY	JPY	(192,553,560)	USD	1,885,646	3/25/15	276,686
BCLY	JPY	(122,220,000)	USD	1,202,858	4/17/15	181,316
BCLY	JPY	(275,090,000)	USD	2,694,121	6/10/15	393,353
BCLY	JPY	(79,441,000)	USD	784,002	6/30/15	119,414
BCLY	JPY	(49,760,000)	USD	490,476	7/29/15	73,919
BCLY	JPY	(13,360,000)	USD	131,092	8/11/15	19,218
BCLY	JPY	(11,394,000)	USD	110,741	8/24/15	15,301
BCLY	JPY	(34,125,000)	USD	330,457	8/26/15	44,604
BCLY	JPY	(24,430,094)	USD	229,145	9/18/15	24,396
BCLY	JPY	(288,100,000)	USD	2,675,614	10/13/15	259,660

LVIP Global Income Fund—17

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	JPY	(108,530,000)	USD	1,019,923	10/22/15	$109,624
BCLY	SGD	135,752	USD	(108,393)	2/12/15	(5,998)
BCLY	SGD	394,000	USD	(315,718)	2/17/15	(18,525)
BNYM	EUR	(54,675,000)	USD	69,560,308	1/30/15	3,378,848
BNYM	GBP	(18,432,500)	USD	29,605,006	1/30/15	886,720
BNYM	JPY	2,950,266,000	USD	(25,472,207)	1/30/15	(833,005)
BNYM	MXN	(234,405,000)	USD	17,332,564	1/30/15	1,475,156
BNYM	NZD	(22,381,000)	USD	17,371,378	1/30/15	(29,934)
BNYM	NZD	(27,109,000)	ZAR	234,991,886	1/30/15	(854,816)
BNYM	PLN	(70,166,500)	USD	21,094,628	1/30/15	1,304,163
BNYM	SEK	(218,682,000)	USD	29,745,055	1/30/15	1,690,180
CITI	CLP	509,600,000	USD	(828,106)	1/12/15	10,355
CITI	EUR	(126,500)	USD	172,948	1/29/15	19,827
CITI	EUR	(45,000)	USD	61,194	2/10/15	6,719
CITI	EUR	(2,897,361)	USD	4,010,020	3/10/15	501,825
CITI	EUR	(162,300)	USD	226,457	3/17/15	29,929
CITI	EUR	(625,871)	USD	862,262	5/13/15	103,951
CITI	EUR	(1,630,646)	USD	2,229,297	5/26/15	253,309
CITI	EUR	(213,050)	USD	287,390	7/28/15	28,976
CITI	EUR	(146,969)	USD	196,547	8/10/15	18,239
CITI	EUR	(319,130)	USD	411,582	9/28/15	24,026
CITI	EUR	(4,177,000)	USD	5,230,126	11/9/15	153,309
CITI	INR	47,593,000	USD	(760,969)	2/9/15	(12,288)
CITI	JPY	(15,350,000)	USD	146,764	1/13/15	18,587
CITI	JPY	(18,282,000)	USD	180,069	2/10/15	27,373
CITI	JPY	(326,760,000)	USD	3,206,044	2/13/15	476,794
CITI	JPY	(163,190,000)	USD	1,599,275	2/17/15	236,193
CITI	JPY	(24,520,467)	USD	239,640	3/17/15	34,769
CITI	JPY	(294,831,000)	USD	2,904,338	3/19/15	440,933
CITI	JPY	(25,100,000)	USD	247,959	4/15/15	38,173
CITI	JPY	(18,283,000)	USD	180,534	5/12/15	27,674
CITI	JPY	(18,273,000)	USD	179,766	5/14/15	26,986
CITI	JPY	(230,500,000)	USD	2,256,883	6/9/15	329,075
CITI	JPY	(430,080,000)	USD	4,205,668	6/10/15	608,610
CITI	JPY	(11,693,000)	USD	114,939	6/17/15	17,134
CITI	JPY	(296,974,000)	USD	2,938,533	7/24/15	452,749
CITI	JPY	(336,389,300)	USD	3,287,460	8/5/15	470,987
CITI	JPY	(36,124,000)	USD	354,591	8/11/15	52,096
CITI	JPY	(105,000,000)	USD	986,805	10/22/15	106,114
CITI	JPY	(5,392,769)	USD	47,304	11/10/15	2,052
CITI	JPY	(687,957,400)	USD	6,019,586	11/12/15	246,557
CITI	JPY	(37,115,000)	USD	320,496	11/19/15	8,994
CITI	JPY	(41,691,000)	USD	359,715	11/20/15	9,799
CITI	MXN	17,494,385	USD	(1,303,605)	1/12/15	(118,768)
CITI	MXN	4,909,400	USD	(370,018)	3/13/15	(38,763)
CITI	MXN	4,142,500	USD	(303,447)	3/17/15	(24,008)
CITI	MXN	12,100,000	USD	(885,150)	3/24/15	(69,289)
CITI	MXN	12,528,770	USD	(940,754)	6/8/15	(100,059)
CITI	MXN	12,515,000	USD	(943,638)	6/9/15	(103,920)
CITI	MXN	25,449,630	USD	(1,903,203)	6/12/15	(195,937)
CITI	MXN	10,937,500	USD	(818,859)	6/15/15	(85,266)
CITI	MXN	9,844,000	USD	(735,285)	6/22/15	(75,328)
CITI	MXN	16,923,055	USD	(1,271,168)	7/10/15	(137,986)
CITI	MXN	101,273,256	USD	(7,313,733)	10/22/15	(580,776)
CITI	MXN	15,210,900	USD	(1,033,700)	12/11/15	(25,890)

LVIP Global Income Fund—18

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
CITI	MXN	7,292,440	USD	(480,240)	12/18/15	$2,696
CITI	SGD	1,904,082	USD	(1,524,790)	5/18/15	(90,295)
DB	AUD	(249,687)	USD	199,750	6/18/15	(1,709)
DB	CLP	35,450,000	USD	(64,601)	1/7/15	(6,239)
DB	CLP	96,770,000	USD	(167,331)	1/12/15	(8,113)
DB	CLP	24,670,000	USD	(40,036)	1/14/15	545
DB	CLP	16,426,000	USD	(27,266)	1/30/15	(298)
DB	CLP	61,495,000	USD	(102,304)	2/2/15	(1,366)
DB	CLP	13,479,000	USD	(22,495)	2/3/15	(372)
DB	CLP	35,800,000	USD	(61,884)	2/9/15	(3,154)
DB	CLP	55,740,000	USD	(97,007)	2/17/15	(5,621)
DB	CLP	63,300,000	USD	(108,325)	2/18/15	(4,553)
DB	CLP	54,420,000	USD	(94,742)	2/26/15	(5,582)
DB	CLP	10,100,000	USD	(17,432)	3/3/15	(891)
DB	CLP	595,612,500	USD	(1,015,970)	5/12/15	(46,228)
DB	CLP	376,500,000	USD	(650,877)	6/19/15	(39,814)
DB	CLP	60,541,000	USD	(106,249)	7/10/15	(7,977)
DB	CLP	64,100,000	USD	(108,314)	8/12/15	(3,961)
DB	CLP	36,980,000	USD	(61,705)	8/27/15	(1,424)
DB	CLP	10,100,000	USD	(16,678)	9/8/15	(196)
DB	EUR	(1,345,281)	HUF	429,279,300	3/19/15	8,501
DB	EUR	(496,417)	PLN	2,120,000	1/9/15	(2,204)
DB	EUR	(233,389)	PLN	989,851	2/27/15	(3,696)
DB	EUR	(318,667)	PLN	1,358,000	3/3/15	(3,304)
DB	EUR	(11,793,697)	PLN	49,897,952	6/23/15	(296,850)
DB	EUR	(62,412)	PLN	266,000	8/19/15	(1,201)
DB	EUR	(355,343)	PLN	1,518,347	8/24/15	(5,837)
DB	EUR	(970,692)	PLN	4,140,000	9/8/15	(18,803)
DB	EUR	(878,675)	USD	1,198,451	1/7/15	135,128
DB	EUR	(3,336,424)	USD	4,530,318	1/9/15	492,676
DB	EUR	(8,528,000)	USD	11,694,343	2/25/15	1,369,546
DB	EUR	(2,839,932)	USD	3,868,566	3/9/15	429,937
DB	EUR	(269,000)	USD	370,453	3/26/15	44,697
DB	EUR	(77,628)	USD	106,854	3/31/15	12,844
DB	EUR	(873,178)	USD	1,204,772	4/7/15	147,235
DB	EUR	(780,573)	USD	1,077,401	4/13/15	131,961
DB	EUR	(2,601,042)	USD	3,503,286	5/7/15	352,043
DB	EUR	(388,000)	USD	487,250	5/21/15	17,104
DB	EUR	(683,600)	USD	934,003	6/10/15	105,493
DB	EUR	(1,022,920)	USD	1,268,059	6/18/15	28,190
DB	EUR	(865,000)	USD	1,180,466	7/16/15	131,533
DB	EUR	(1,460,000)	USD	1,985,235	7/17/15	214,747
DB	EUR	(196,000)	USD	265,756	7/22/15	28,051
DB	EUR	(268,385)	USD	363,576	7/23/15	38,077
DB	EUR	(1,010,900)	USD	1,363,259	7/27/15	137,136
DB	EUR	(9,978)	USD	13,442	7/29/15	1,339
DB	EUR	(396,000)	USD	531,165	8/20/15	50,628
DB	EUR	(99,312)	USD	131,352	8/31/15	10,813
DB	EUR	(51,000)	USD	67,395	9/2/15	5,492
DB	EUR	(476,300)	USD	628,344	9/8/15	50,148
DB	EUR	(6,010,000)	USD	7,761,615	9/23/15	463,715
DB	EUR	(1,956,000)	USD	2,518,995	9/28/15	143,604
DB	EUR	(1,320,000)	USD	1,696,728	10/21/15	92,974
DB	EUR	(193,000)	USD	244,985	10/26/15	10,473
DB	EUR	(775,000)	USD	985,878	10/28/15	44,149

LVIP Global Income Fund—19

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	EUR	(416,044)	USD	531,267	10/30/15	$25,698
DB	EUR	(24,586)	USD	31,138	11/3/15	1,259
DB	EUR	(187,000)	USD	234,541	11/5/15	7,275
DB	EUR	(143,000)	USD	178,214	11/12/15	4,398
DB	EUR	(81,717)	USD	102,265	11/16/15	2,930
DB	EUR	(22,847)	USD	28,560	11/19/15	786
DB	EUR	(564,000)	USD	703,099	11/30/15	17,317
DB	EUR	(400,000)	USD	499,080	12/4/15	12,671
DB	EUR	(2,121,000)	USD	2,639,266	12/14/15	59,571
DB	EUR	(590,000)	USD	736,627	12/15/15	19,017
DB	EUR	(5,337,821)	USD	6,664,803	12/17/15	172,219
DB	GBP	(658,064)	USD	1,076,528	1/9/15	51,074
DB	INR	34,425,000	USD	(549,481)	1/27/15	(6,554)
DB	INR	125,496,350	USD	(2,017,518)	1/30/15	(39,561)
DB	INR	62,274,250	USD	(1,000,671)	2/2/15	(19,727)
DB	INR	2,680,000	USD	(43,007)	2/3/15	(799)
DB	INR	71,318,400	USD	(1,138,217)	2/23/15	(19,313)
DB	JPY	(28,991,000)	USD	278,385	1/7/15	36,314
DB	JPY	(446,708,000)	USD	4,294,139	1/9/15	564,131
DB	JPY	(209,750,000)	USD	2,029,178	1/16/15	277,660
DB	JPY	(41,390,576)	USD	405,393	1/28/15	59,724
DB	JPY	(54,738,000)	USD	537,016	2/27/15	79,767
DB	JPY	(270,200,000)	USD	2,654,224	3/9/15	396,885
DB	JPY	(129,367,000)	USD	1,266,863	3/24/15	185,897
DB	JPY	(97,000,000)	USD	949,677	6/11/15	138,389
DB	JPY	(13,360,000)	USD	131,644	8/12/15	19,767
DB	JPY	(25,363,000)	USD	248,685	8/18/15	36,266
DB	JPY	(11,260,000)	USD	108,889	8/25/15	14,570
DB	JPY	(23,347,000)	USD	225,378	8/27/15	29,803
DB	JPY	(284,100,000)	USD	2,640,089	10/13/15	257,679
DB	JPY	(338,543,000)	USD	2,951,681	11/16/15	110,521
DB	JPY	(29,985,000)	USD	258,536	11/18/15	6,881
DB	KRW	1,022,000,000	USD	(987,058)	6/29/15	(58,988)
DB	MXN	75,560,000	USD	(5,525,007)	10/14/15	(498,788)
DB	MXN	17,699,475	USD	(1,168,768)	12/17/15	3,444
DB	PHP	89,702,340	USD	(2,032,868)	6/26/15	(45,188)
DB	PLN	4,423,066	USD	(1,402,367)	7/31/15	(162,532)
DB	SGD	963,000	USD	(767,943)	2/12/15	(41,565)
DB	SGD	296,000	USD	(237,023)	2/23/15	(13,748)
DB	SGD	1,299,000	USD	(1,037,872)	2/27/15	(58,017)
DB	SGD	1,027,900	USD	(822,748)	5/19/15	(48,355)
DB	SGD	249,500	USD	(192,271)	5/28/15	(4,316)
DB	SGD	249,500	USD	(198,765)	5/29/15	(10,812)
DB	SGD	788,000	USD	(601,160)	6/23/15	(7,649)
DB	SGD	484,000	USD	(388,817)	8/7/15	(24,306)
GSC	EUR	(97,000)	USD	135,193	2/9/15	17,770
GSC	EUR	(115,000)	USD	158,257	2/23/15	19,030
GSC	EUR	(390,000)	USD	497,114	3/31/15	24,807
GSC	EUR	(388,556)	USD	539,370	5/7/15	68,622
GSC	EUR	(210,000)	USD	289,368	5/13/15	34,929
GSC	EUR	(456,438)	USD	628,716	5/14/15	75,685
GSC	EUR	(305,000)	USD	418,707	5/21/15	49,134
GSC	EUR	(311,000)	USD	423,173	6/1/15	46,284
GSC	EUR	(970,000)	USD	1,308,676	7/27/15	132,160
GSC	EUR	(203,000)	USD	272,576	8/12/15	26,279

LVIP Global Income Fund—20

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
GSC	EUR	(275,000)	USD	348,384	10/9/15	$14,348
GSC	EUR	(1,929,000)	USD	2,453,688	10/29/15	109,649
GSC	JPY	(43,530,000)	USD	421,088	1/27/15	57,556
GSC	JPY	(52,074,000)	USD	510,019	2/12/15	75,077
GSC	JPY	(169,827,630)	USD	1,672,998	2/18/15	254,463
GSC	JPY	(24,447,000)	USD	240,833	5/13/15	36,436
GSC	JPY	(170,648,500)	USD	1,681,299	6/1/15	254,203
HSBC	EUR	(94,000)	USD	129,227	3/9/15	15,411
HSBC	EUR	(461,000)	USD	635,569	4/10/15	77,218
HSBC	EUR	(799,545)	USD	1,110,256	4/16/15	141,805
HSBC	EUR	(3,710,250)	USD	4,832,007	6/8/15	335,353
HSBC	EUR	(1,775,000)	USD	2,382,094	8/4/15	228,852
HSBC	EUR	(520,000)	USD	662,602	9/30/15	31,083
HSBC	INR	38,132,000	USD	(613,304)	1/30/15	(12,302)
HSBC	INR	12,575,500	USD	(201,777)	2/3/15	(3,726)
HSBC	INR	22,400,000	USD	(359,858)	2/9/15	(7,486)
HSBC	INR	102,017,000	USD	(1,638,596)	2/12/15	(34,698)
HSBC	INR	12,575,500	USD	(199,793)	3/3/15	(2,816)
HSBC	INR	484,108,000	USD	(7,400,000)	10/8/15	(115,682)
HSBC	JPY	(50,970,000)	USD	490,096	1/15/15	64,475
HSBC	JPY	(53,562,442)	USD	523,398	1/28/15	76,078
HSBC	JPY	(246,670,000)	USD	2,420,172	2/12/15	359,887
HSBC	JPY	(36,590,000)	USD	358,648	2/24/15	53,004
HSBC	JPY	(53,500,000)	USD	524,253	3/4/15	77,323
HSBC	JPY	(345,200,000)	USD	3,379,576	6/9/15	492,464
HSBC	JPY	(292,980,000)	USD	2,870,397	6/10/15	420,002
HSBC	JPY	(51,004,000)	USD	499,061	8/20/15	71,876
HSBC	JPY	(22,597,000)	USD	218,645	8/25/15	29,362
HSBC	JPY	(39,672,000)	USD	383,001	8/27/15	50,675
HSBC	JPY	(569,000,000)	USD	5,280,865	10/9/15	509,770
HSBC	JPY	(19,870,000)	USD	174,180	11/12/15	7,440
HSBC	JPY	(7,824,000)	USD	66,929	11/24/15	1,256
HSBC	KRW	3,842,766,000	USD	(3,690,000)	7/21/15	(201,654)
HSBC	KRW	1,025,000,000	USD	(974,705)	9/30/15	(45,306)
HSBC	MXN	29,567,420	USD	(2,232,852)	3/10/15	(237,449)
HSBC	MXN	40,878,200	USD	(3,040,967)	9/4/15	(314,280)
HSBC	SGD	484,000	USD	(388,443)	2/9/15	(23,371)
HSBC	SGD	296,000	USD	(236,936)	2/17/15	(13,665)
HSBC	SGD	296,000	USD	(234,177)	2/18/15	(10,905)
HSBC	SGD	834,400	USD	(660,482)	3/16/15	(31,363)
HSBC	SGD	1,245,000	USD	(996,478)	5/19/15	(58,528)
HSBC	SGD	630,000	USD	(479,489)	6/22/15	(4,978)
HSBC	SGD	837,000	USD	(663,233)	9/21/15	(32,899)
JPMC	CLP	30,540,000	USD	(52,339)	2/20/15	(2,280)
JPMC	CLP	103,600,000	USD	(181,500)	2/24/15	(11,738)
JPMC	CLP	3,644,767,200	USD	(6,286,790)	3/12/15	(322,208)
JPMC	CLP	61,600,000	USD	(104,495)	3/20/15	(3,756)
JPMC	CLP	600,075,000	USD	(1,024,019)	5/11/15	(46,930)
JPMC	CLP	30,560,000	USD	(51,513)	8/20/15	(1,727)
JPMC	CLP	66,100,000	USD	(110,314)	8/28/15	(2,554)
JPMC	EUR	(403,250)	HUF	128,656,760	3/19/15	2,471
JPMC	EUR	(1,350,244)	HUF	429,337,000	3/20/15	2,658
JPMC	EUR	(671,551)	HUF	211,290,000	9/23/15	(13,407)
JPMC	EUR	(537,007)	HUF	169,141,000	9/25/15	(10,082)
JPMC	EUR	(214,000)	USD	293,483	2/19/15	34,406

LVIP Global Income Fund—21

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	EUR	(51,000)	USD	70,677	3/16/15	$8,922
JPMC	EUR	(566,000)	USD	784,504	4/14/15	98,950
JPMC	EUR	(108,077)	USD	149,519	4/22/15	18,601
JPMC	EUR	(81,085)	USD	101,769	5/20/15	3,518
JPMC	EUR	(292,994)	USD	400,529	5/26/15	45,484
JPMC	EUR	(1,774,000)	USD	2,385,072	7/31/15	233,213
JPMC	EUR	(784,000)	USD	1,052,030	8/20/15	100,664
JPMC	EUR	(324,000)	USD	432,589	8/21/15	39,414
JPMC	EUR	(3,750,000)	USD	4,879,125	9/8/15	326,877
JPMC	EUR	(170,000)	USD	215,453	10/7/15	8,966
JPMC	EUR	(270,000)	USD	341,782	10/14/15	13,787
JPMC	EUR	(110,916)	USD	138,983	11/12/15	4,166
JPMC	EUR	(395,000)	USD	493,090	12/1/15	12,790
JPMC	HUF	(13,061,000)	USD	50,312	1/6/15	391
JPMC	INR	998,000	USD	(15,949)	1/22/15	(192)
JPMC	INR	5,400,000	USD	(86,786)	2/9/15	(1,839)
JPMC	INR	465,750,000	USD	(7,500,000)	2/10/15	(174,737)
JPMC	JPY	(176,475,000)	USD	1,699,833	1/20/15	226,128
JPMC	JPY	(246,545,000)	USD	2,421,785	2/12/15	362,544
JPMC	JPY	(163,630,000)	USD	1,601,954	2/13/15	235,241
JPMC	JPY	(174,740,000)	USD	1,720,847	2/18/15	261,279
JPMC	JPY	(36,600,000)	USD	357,209	2/25/15	51,479
JPMC	JPY	(113,300,000)	USD	1,112,668	3/3/15	166,190
JPMC	JPY	(73,430,000)	USD	720,163	4/21/15	106,389
JPMC	JPY	(87,540,000)	USD	858,719	4/22/15	126,996
JPMC	JPY	(26,934,000)	USD	229,548	5/20/15	4,338
JPMC	JPY	(271,440,000)	USD	2,656,957	6/11/15	386,688
JPMC	JPY	(114,500,000)	USD	1,125,633	6/17/15	167,909
JPMC	JPY	(458,000,000)	USD	4,529,496	7/24/15	695,864
JPMC	JPY	(159,300,000)	USD	1,576,291	7/27/15	242,800
JPMC	JPY	(124,260,500)	USD	1,218,240	8/19/15	177,518
JPMC	JPY	(34,396,000)	USD	336,717	8/20/15	48,633
JPMC	JPY	(22,716,000)	USD	219,820	8/26/15	29,536
JPMC	JPY	(27,309,000)	USD	263,974	8/27/15	35,210
JPMC	JPY	(11,285,000)	USD	109,100	8/31/15	14,558
JPMC	JPY	(24,468,902)	USD	225,231	9/29/15	20,105
JPMC	JPY	(5,819,000)	USD	53,610	9/30/15	4,828
JPMC	JPY	(1,144,000,000)	USD	10,560,812	10/7/15	968,749
JPMC	JPY	(176,475,000)	USD	1,669,631	10/19/15	189,542
JPMC	JPY	(333,310,000)	USD	3,152,613	10/20/15	357,091
JPMC	JPY	(274,457,000)	USD	2,411,494	11/12/15	108,375
JPMC	KRW	5,478,200,000	USD	(4,900,000)	5/26/15	79,835
JPMC	PHP	31,700,000	USD	(719,506)	6/25/15	(17,048)
JPMC	PHP	24,670,000	USD	(559,443)	6/29/15	(12,860)
JPMC	PHP	15,630,000	USD	(347,874)	9/25/15	(2,720)
JPMC	SGD	2,444,854	USD	(1,970,862)	1/26/15	(126,598)
JPMC	SGD	448,398	USD	(358,833)	5/19/15	(21,022)
JPMC	SGD	1,678,253	USD	(1,341,422)	5/20/15	(77,079)
JPMC	SGD	518,000	USD	(394,817)	6/15/15	(4,645)
MSC	CLP	635,584,400	USD	(1,053,590)	1/12/15	(7,843)
MSC	CLP	149,750,000	USD	(260,163)	2/12/15	(14,553)
MSC	CLP	73,630,000	USD	(128,904)	2/23/15	(8,243)
MSC	CLP	81,300,000	USD	(141,798)	2/25/15	(8,588)
MSC	CLP	64,400,000	USD	(109,916)	5/11/15	(5,055)
MSC	CLP	42,500,000	USD	(74,463)	6/5/15	(5,405)

LVIP Global Income Fund—22

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
MSC	CLP	113,510,000	USD	(195,306)	7/28/15	$(10,761)
MSC	CLP	56,740,000	USD	(95,610)	8/18/15	(3,191)
MSC	EUR	(311,153)	PLN	1,328,000	5/27/15	(4,160)
MSC	EUR	(267,000)	USD	369,788	3/10/15	46,498
MSC	EUR	(788,000)	USD	1,075,904	7/16/15	120,344
MSC	EUR	(1,139,000)	USD	1,541,910	7/22/15	160,550
MSC	EUR	(196,000)	USD	244,796	8/14/15	6,983
MSC	EUR	(196,000)	USD	263,135	8/17/15	25,307
MSC	JPY	(48,880,000)	USD	484,104	3/19/15	75,696
MSC	JPY	(328,879,680)	USD	3,235,031	4/16/15	486,215
MSC	JPY	(12,000,000)	USD	117,279	8/7/15	16,803
MSC	JPY	(9,000,000)	USD	78,483	11/16/15	2,952
MSC	JPY	(256,633,500)	USD	2,173,184	12/16/15	17,961
SCB	EUR	(230,000)	USD	317,913	4/13/15	39,334
SCB	EUR	(3,415,000)	USD	4,697,589	5/13/15	559,939
SCB	EUR	(107,800)	USD	133,168	12/9/15	2,067
SCB	JPY	(46,050,000)	USD	440,754	1/14/15	56,220
SCB	JPY	(63,360,000)	USD	613,226	1/16/15	84,138
SCB	JPY	(31,894,000)	USD	312,142	2/26/15	45,720
SCB	JPY	(18,274,000)	USD	180,181	5/13/15	27,395
SCB	JPY	(5,370,800)	USD	46,914	11/16/15	1,840
UBS	EUR	(1,774,000)	USD	2,380,708	8/4/15	228,679

						$32,603,460

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(77) U.S. Treasury 5 yr Notes	$(9,175,871)	$(9,157,586)	4/1/15	$18,285
(35) U.S. Treasury 10 yr Notes	(4,426,866)	(4,437,891)	3/24/15	(11,025)
(7) U.S. Treasury Long Bonds	(990,756)	(1,011,938)	3/24/15	(21,182)

	$(14,593,493)			$(13,922)

LVIP Global Income Fund—23

LVIP Global Income Fund

Statement of Net Assets (continued)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation		Notional Value[2]	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
BCLY	DISH DBS		2,500,000	5.00%	3/20/16	$1,522
BCLY	Pactiv		1,000,000	5.00%	6/20/17	(19,455)
CITI	Dell		1,500,000	1.00%	6/20/16	(8,867)
CITI	Lennar		200,000	5.00%	9/20/19	(6,124)
CITI	Lennar		300,000	5.00%	12/20/19	(3,743)
JPMC	DPL		350,000	5.00%	12/20/16	1,321
JPMC	PPL Energy Supply		2,000,000	5.00%	6/20/16	(4,692)
JPMC	Tenet Healthcare		550,000	5.00%	12/20/16	(1,608)

						$(41,646)

	Protection Sold/Moody’s Rating:
BCLY	Anadarko Petroleum/Baa		500,000	1.00%	9/20/19	$(13,523)
CITI	Beazer Homes USA/B		200,000	5.00%	9/20/19	4,209
CITI	Beazer Homes USA/B		300,000	5.00%	12/20/19	1,352
CITI	CMBX.NA.AM.2/Baa		700,000	0.50%	3/15/49	1,928
CITI	MCDX.NA.22/A		500,000	1.00%	12/20/19	470
CITI	Tate & Lyle International Finance/Baa	EUR	350,000	1.00%	9/20/19	(5,317)
JPMC	General Electric Capital 5 yr CDS/A		1,500,000	1.00%	3/20/19	11,113
JPMC	iHeartMedia/Caa		250,000	5.00%	12/20/16	4,579
JPMC	PSEG Power/A		500,000	1.00%	6/20/19	4,234
JPMC	PSEG Power/A		300,000	1.00%	9/20/19	2,752
JPMC	Republic of Portugal/Ba		1,000,000	1.00%	9/20/19	16,356
JPMC	Tenet Healthcare/Ba		400,000	5.00%	12/20/18	5,846

						$33,999

Total						$(7,647)

Interest Rate Swap Contracts

Counterparty	Notional Value[2]	Fixed Interest Rate Paid	Floating Interest Rate Received	Termination Date	Unrealized Appreciation (Depreciation)
JPMC Interest Rate Swap	14,880,000	3.018%	0.233%	8/22/23	$(990,265)
JPMC Interest Rate Swap	8,500,000	3.848%	0.233%	8/22/43	(2,045,232)
LCH-CITI 3 Month USD-BBA-LIBOR Interest Rate Swap	24,860,000	0.925%	0.231%	10/17/17	194,247
LCH-CITI 3 month USD-BBA-LIBOR Interest Rate Swap	4,530,000	2.730%	0.232%	7/7/24	(190,340)

Total	52,770,000				$(3,031,590)

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

2 Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

LVIP Global Income Fund—24

LVIP Global Income Fund

Statement of Net Assets (continued)

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
AUD–Australian Dollar
BAML–Bank of America Merrill Lynch
BBA-LIBOR–British Bankers Association London
Interbank Offered Rate
BCLY–Barclays Bank
BNYM–Bank of New York Mellon
BRL–Brazilian Real
CAD–Canadian Dollar
CITI–Citigroup Global Markets
CDO–Collateralized Debt Obligation
CDS–Credit Default Swap
CLO–Collateralized Loan Obligation
CLP–Chilean Peso
CMBX.NA–Commercial Mortgage Backed Securities Index
North America
DB–Deutsche Bank
EUR–Euro
GBP–British Pound Sterling
GSC–Goldman Sachs Capital
HSBC–Hong Kong Shanghai Bank
HUF–Hungarian Forint
IDR–Indonesia Rupiah
INR–Indian Rupee
JPMC–JPMorgan Chase Bank
JPY–Japanese Yen
KRW–South Korean Won
LCH–London Clearing House
MCDX.NA–Municipal Credit Default Index North America
MSC–Morgan Stanley Capital
MXN–Mexican Peso
MYR–Malaysian Ringgit
NZD–New Zealand Dollar
PEN–Peruvian Sol
PHP–Philippine Peso
PLN–Polish Zloty
REIT–Real Estate Investment Trust
REL–Real Estate
SCB–Standard Chartered Bank
SEK–Swedish Krona
SGD–Singapore Dollar
UBS–Union Bank of Switzerland
USD–United States Dollar
WI–When Issued Treasury Security
Yr–Year
ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund—25

LVIP Global Income Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Interest	$32,647,615
Dividends	61,829
Foreign tax withheld	(161,792)

32,547,652

EXPENSES:
Management fees	9,127,756
Distribution fees-Service Class	1,450,741
Accounting and administration expenses	336,722
Custodian fees	171,248
Reports and statements to shareholders	100,950
Pricing fees	64,555
Professional fees	63,776
Trustees’ fees and expenses	28,700
Consulting fees	2,885
Other	13,124

11,360,457
Less management fees waived	(980,835)

Total operating expenses	10,379,622

NET INVESTMENT INCOME	22,168,030

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments*	10,917,350
Foreign currencies	(30,191,218)
Foreign currency exchange contracts	23,196,300
Futures contracts	(463,664)
Swap contracts	(730,902)

Net realized gain	2,727,866

Net change in unrealized appreciation (depreciation) of:
Investments**	(22,436,997)
Foreign currencies	(793,784)
Foreign currency exchange contracts	24,730,281
Futures contracts	(13,922)
Swap contracts	(3,300,816)

Net change in unrealized appreciation (depreciation)	(1,815,238)

NET REALIZED AND UNREALIZED GAIN	912,628

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,080,658

*Includes $16,357 capital gain taxes paid.

**Includes $172,020 capital gain taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,168,030	$16,843,002
Net realized gain (loss)	2,727,866	(20,328,368)
Net change in unrealized appreciation (depreciation)	(1,815,238)	(25,319,189)

Net increase (decrease) in net assets resulting from operations	23,080,658	(28,804,555)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,088,016)	(1,747,620)
Service Class	(2,135,606)	(1,366,229)
Net realized gain:
Standard Class	(1,206,181)	(1,200,856)
Service Class	(860,276)	(935,690)

	(9,290,079)	(5,250,395)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	208,975,497	413,848,365
Service Class	136,777,278	100,828,344
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,294,197	2,948,476
Service Class	2,995,882	2,301,919

	355,042,854	519,927,104

Cost of shares redeemed:
Standard Class	(186,200,980)	(31,859,720)
Service Class	(56,692,982)	(58,165,671)

	(242,893,962)	(90,025,391)

Increase in net assets derived from capital share transactions	112,148,892	429,901,713

NET INCREASE IN NET ASSETS	125,939,471	395,846,763
NET ASSETS:
Beginning of year	1,313,215,802	917,369,039

End of year	$1,439,155,273	$1,313,215,802

Distributions in excess of net investment income	$(496,186)	$(7,860,348)

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–26

LVIP Global Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Standard Class Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.427	$11.804	$11.193	$11.574	$10.817

Income (loss) from investment operations:
Net investment income[1]	0.195	0.187	0.216	0.284	0.322
Net realized and unrealized gain (loss)	0.021	(0.513)	0.646	(0.151)	0.721

Total from investment operations	0.216	(0.326)	0.862	0.133	1.043

Less dividends and distributions from:
Net investment income	(0.070)	(0.030)	(0.229)	(0.498)	(0.286)
Net realized gain	(0.017)	(0.021)	(0.022)	(0.016)	—

Total dividends and distributions	(0.087)	(0.051)	(0.251)	(0.514)	(0.286)

Net asset value, end of period	$11.556	$11.427	$11.804	$11.193	$11.574

Total return[2]	1.88%	(2.76% )	7.69%	1.09%	9.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$819,163	$781,803	$412,853	$135,791	$64,737
Ratio of expenses to average net assets	0.64%	0.69%	0.71%	0.73%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.71%	0.74%	0.76%	0.78%	0.80%
Ratio of net investment income to average net assets	1.68%	1.63%	1.84%	2.41%	2.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.61%	1.58%	1.79%	2.36%	2.82%
Portfolio turnover	81%	51%	31%	42%	44%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–27

LVIP Global Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Service Class Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.412	$11.818	$11.207	$11.589	$10.833

Income (loss) from investment operations:
Net investment income[1]	0.166	0.158	0.186	0.256	0.299
Net realized and unrealized gain (loss)	0.020	(0.513)	0.647	(0.152)	0.718

Total from investment operations	0.186	(0.355)	0.833	0.104	1.017

Less dividends and distributions from:
Net investment income	(0.041)	(0.030)	(0.200)	(0.470)	(0.261)
Net realized gain	(0.017)	(0.021)	(0.022)	(0.016)	—

Total dividends and distributions	(0.058)	(0.051)	(0.222)	(0.486)	(0.261)

Net asset value, end of period	$11.540	$11.412	$11.818	$11.207	$11.589

Total return[2]	1.62%	(3.01% )	7.43%	0.83%	9.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$619,992	$531,413	$504,516	$411,157	$245,585
Ratio of expenses to average net assets	0.89%	0.94%	0.96%	0.98%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.96%	0.99%	1.01%	1.03%	1.05%
Ratio of net investment income to average net assets	1.43%	1.38%	1.59%	2.16%	2.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.36%	1.33%	1.54%	2.11%	2.57%
Portfolio turnover	81%	51%	31%	42%	44%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–28

LVIP Global Income Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Income Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities including short-term debt, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Global Income Fund–29

LVIP Global Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.07% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to April 30, 2014, LIAC had contractually agreed to waive 0.05% of its advisory fee.

Mondrian Investment Partners Ltd. (Mondrian) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian a fee based on Mondrian’s managed portion of the Fund’s average daily net assets.

Franklin Advisers, Inc. (Franklin) is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin a fee based on Franklin’s managed portion of the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$56,562
Legal fees	15,637

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$713,990
Distribution fees payable to LFD	131,049

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Global Income Fund–30

LVIP Global Income Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$699,711,457
Purchases of U.S. government securities	499,065,952
Sales other than U.S. government securities	734,398,816
Sales of U.S. government securities	197,885,648

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,425,400,562

Aggregate unrealized appreciation	$47,422,709
Aggregate unrealized depreciation	(77,624,682)

Net unrealized depreciation	$(30,201,973)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Agency Mortgage-Backed Securities	$—	$6,312,168	$6,312,168
Commercial Mortgage-Backed Securities	—	19,549,648	19,549,648
Corporate Bonds	—	86,446,975	86,446,975
Municipal Bonds	—	826,575	826,575
Non-Agency Asset-Backed Securities	—	36,778,517	36,778,517
Non-Agency Collateralized Mortgage Obligations	—	12,569,275	12,569,275
Senior Secured Loans	—	16,894,752	16,894,752
Sovereign Bonds	—	752,836,848	752,836,848
Supranational Banks	—	9,429,472	9,429,472
U.S. Treasury Obligations	—	336,323,411	336,323,411
Money Market Fund	91,176,087	—	91,176,087
Short-Term Investments	—	26,054,861	26,054,861

Total	$91,176,087	$1,304,022,502	$1,395,198,589

Foreign Currency Exchange Contracts and Foreign
Cross Currency Exchange Contracts	$—	$32,603,460	$32,603,460

Futures Contracts	$(13,922)	$—	$(13,922)

Swap Contracts	$—	$(3,039,237)	$(3,039,237)

There were no Level 3 investments at the beginning or end of the year.

LVIP Global Income Fund–31

LVIP Global Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$7,314,141	$3,956,242
Long-term capital gains	1,975,938	1,294,153

Total	$9,290,079	$5,250,395

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,431,555,114
Undistributed ordinary income	35,816,122
Undistributed long-term capital gains	8,429,705
Straddle losses deferred	(2,422,997)
Unrealized depreciation	(34,222,671)

Net assets	$1,439,155,273

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddles, swap contracts, mark-to-market of futures contracts and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, paydowns gain (loss) on asset- and mortgage-backed securities, swap contracts and foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Distributions In Excess of Net Investment Income	Accumulated Net Realized Gain
$(7,580,246)	$7,580,246

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	18,003,939	35,973,579
Service Class	11,794,425	8,750,165
Shares issued upon reinvestment of dividends and distributions:
Standard Class	540,785	260,627
Service Class	257,577	203,583

	30,596,726	45,187,954

Shares redeemed:
Standard Class	(16,074,773)	(2,791,900)
Service Class	(4,893,278)	(5,076,494)

	(20,968,051)	(7,868,394)

Net increase	9,628,675	37,319,560

LVIP Global Income Fund–32

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund enters into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2014, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to a central counterparty for CDS basket trades, as determined by an applicable central counterparty. At December 31, 2014, net unrealized depreciation of CDS contracts was $7,647.

As disclosed in the footnotes to the Statement of Net Assets, at December 31, 2014, the notional value of the protection sold was EUR 350,000 and USD 6,150,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2014, net unrealized appreciation of the protection sold was $33,999.

LVIP Global Income Fund–33

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by trading these instruments through a central counterparty.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/ depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of Liabilities	$39,634,650	Receivables and other assets net of Liabilities	$(7,031,190)
Interest rate contracts (Futures contracts)	Receivables and other assets net of Liabilities	18,285	Receivables and other assets net of Liabilities	(32,207)
Credit contracts (Swap contracts)	Receivables and other assets net of Liabilities	55,682	Receivables and other assets net of Liabilities	(63,329)
Interest rate contracts (Swap contracts)	Receivables and other assets net of Liabilities	194,247	Receivables and other assets net of Liabilities	(3,225,837)

Total		$39,902,864		$(10,352,563)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$23,196,300	$24,730,281
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(463,664)	(13,922)
Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(8,478)	(42,899)
Interest rate contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(722,424)	(3,257,917)

Total		$22,001,734	$21,415,543

LVIP Global Income Fund–34

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	155,618,820	USD	560,941,045
Futures contracts (average notional value)		—		11,820,440
CDS contracts (average notional value)*	EUR	—	EUR	163,241
CDS contracts (average notional value)*	USD	3,875,296	USD	5,389,526
Interest rate swap contracts (average notional value)	USD	30,751,462	USD	—

*Asset represents buying protection and liability represents selling protection.

At December 31, 2014, the Fund posted $791,548 cash collateral for certain open derivatives. At December 31, 2014, the Fund received $7,109,000 cash collateral and $5,293,342 securities collateral (comprised of U.S. treasury and agency securities) for certain open derivatives.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2014, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Credit Default Swaps	$55,682	$(15,781)	$39,901
Foreign Currency Exchange Contracts	17,698,022	(2,564,917)	15,133,105
Interest Rate Swaps	194,247	(190,340)	3,907

Total	$17,947,951	$(2,771,038)	$15,176,913

		Gross Amounts Not Offset in the Statements of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[1]
Barclays Bank	$6,020,534	$—	$(6,009,000)	$11,534
Citigroup Global Markets	3,130,144	(3,130,144)	—	—
JPMorgan Chase Bank	5,209,582	(2,044,648)	—	3,164,934
Standard Chartered Bank	816,653	—	(816,653)	—

Total	$15,176,913	$(5,174,792)	$(6,825,653)	$3,176,468

LVIP Global Income Fund–35

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Credit Default Swaps	$(63,329)	$15,781	$(47,548)
Foreign Currency Exchange Contracts	(2,564,917)	2,564,917	—
Futures Contracts[2]	(13,922)	—	(13,922)
Interest Rate Swaps	(3,225,837)	190,340	(3,035,497)

Total	$(5,868,005)	$2,771,038	$(3,096,967)

		Gross Amounts Not Offset in the Statements of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[3]
Barclays Bank	$(31,456)	$—	$—	$(31,456)
Citigroup Global Markets	(16,092)	—	—	(16,092)
JPMorgan Chase Bank	(3,049,419)	—	100,000	(2,949,419)

Total	$(3,096,967)	$—	$100,000	$(2,996,967)

1Net amount represents the net amount receivable from the counterparty in the event of default.

2Net amount as disclosed in the Statement of Net Assets.

3Net amount represents the net amount payable due to the counterparty in the event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and/or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity

LVIP Global Income Fund–36

LVIP Global Income Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Global Income Fund–37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Global Income Fund

We have audited the accompanying statement of net assets of the LVIP Global Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Global Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Global Income Fund–38

LVIP Global Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
21.27%	78.73%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board also considered that LIAC provided oversight of two sub-advisers, Franklin and Mondrian. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2015. The Independent Trustees noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group and were the same as the

LVIP Global Income Fund–39

LVIP Global Income Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

median of the peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreements

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board considered the services provided by Franklin, the backgrounds of the portfolio managers and Franklin’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. In considering investment performance, the Board considered that Franklin and Mondrian each managed approximately half of the Fund’s assets. The Independent Trustees reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Bond funds category and the Citi WGBI USD Index and noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods and below the median return of the Morningstar peer group and above the benchmark index for the five year period. The Board noted LIAC’s statement that the Fund lagged the benchmark during the one year period primarily due to its low duration sleeve, as longer duration holdings outperformed due to a decrease in interest rates. The Board determined that the services provided by Franklin and Mondrian were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints. The Board considered that the subadvisory fee schedules with Franklin and Mondrian were negotiated with Franklin and Mondrian, which are unaffiliated third parties. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee was negotiated between LIAC and Franklin, an unaffiliated party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives, and noted that Franklin stated that there was an indirect reputational benefit.

The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP Global Income Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Global Income Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Global Income Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Global Income Fund–43

LVIP Goldman Sachs Income Builder Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Goldman Sachs Income Builder Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Goldman Sachs Income Builder Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.80% (Standard Class shares with distributions reinvested) since inception on May 1, 2014, while its composite benchmark, the Goldman Sachs Income Builder Composite1, returned 4.39%, and its broad-based benchmarks, the Bank of America Merrill Lynch US High Yield BB-B Constrained Index2, returned (0.19%) and the Russell 1000® Value Index3 returned 9.09% during the same period.

The S&P 500® Index4 gained 13.69% in 2014. Diverging global economies, strong merger and acquisition (M&A) activity, weakening oil prices and declining U.S. interest rates were major themes impacting U.S. equities in 2014. The U.S. economic recovery accelerated through the year, particularly compared to other developed markets, which helped fuel U.S. corporate earnings growth and strong equity returns. Furthermore, the decline in unemployment and lower energy prices gave new hope to the potential for a broader consumer recovery. M&A activity rose to its highest annual level since 2007, largely due to transactions within the Information Technology and Health Care sectors, which handily outperformed the broader market. The Energy sector underperformed during 2014, as concerns over rising U.S. supply and weakening global demand triggered a collapse in U.S. and global crude oil prices.

The Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index5 (“Index”) gained 2.46% in 2014. The first and second quarter saw positive returns of 2.98% and 2.41%, respectively. However, there was a turnaround, as the Index fell 1.86% and 1.00% during the third and fourth quarters, respectively. Spreads initially tightened over the first half of the year, but subsequently widened, ending the year 125 basis points (bps) wider at 483 bps. High yield performance wavered over in the second half of the year as volatility increased and mutual funds experienced notable outflows as geopolitical concerns and central bank policy remained key focal points for investors. November’s market weakness carried over to December, although high yield managed to recover at least some lost ground into the close of 2014. The continued fall in oil prices remains the primary drag on market sentiment and high yield energy credits have experienced increased volatility as a result. As of the end of December, bond yields (yield to worst) continued their move higher, ending the year at 6.61%.

Within equities, positive drivers of total returns were stock selection within the Financials and Utilities sectors, along with security selection of L Brands, Inc. (0.8% of the portfolio), Navient Corp. (1.3%) and FirstEnergy Corp. (1.3%). The most significant drivers of negative total returns were stock selection within the Energy and Telecommunication Services sectors, along with security selection of Total SA (0.6%), Nokian Renkaat Oyj (0.3%) and NGL Energy Partners LP. (0%).

Within fixed income securities, the largest contributor to total returns was an overweight to lower quality corporate bonds. The most significant drivers of negative total returns were exposure to corporate credit beta and security selection of specific high yield bonds within the industrial sector.

Given that the primary goals of the Fund are to provide investors with an attractive and sustainable yield, to provide attractive total return and to target lower volatility relative to the equity markets, the Fund does not explicitly manage returns relative to the benchmark. However the Fund does manage interest rate sensitivity through an active duration strategy, which is managed against the benchmark. The duration strategy of the Fund detracted from performance, due to its short duration view, as we believe U.S. rates will rise given the continued expansion and broadening of the economy.

Matthew Armas

Ron Arons

Andrew Braun

David Beers

Lale Topcuoglu

Goldman Sachs Asset Management, L.P.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Goldman Sachs Income Builder Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,080 for the Standard Class shares and to $10,063 for the Service Class shares. For comparison, look at how the Goldman Sachs Income Builder Composite, Bank of America Merrill Lynch US High Yield BB-B Constrained Index and Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased (decreased) $10,439, $9,981 and $10,909, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Goldman Sachs Income Builder Fund–1

LVIP Goldman Sachs Income Builder Fund

2014 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
Inception (5/1/14)	+ 0.80%

Service Class Shares
Inception (5/1/14)	+ 0.63%

1.	The Goldman Sachs Income Builder Composite is constructed as follows: 50% Barclays Capital U.S. High Yield BB-B Constrained Index, 50% Russell 1000 Value Index.

2.

The Bank of America Merrill Lynch US High Yield BB-B Constrained Index contains all securities in the BofA Merrill Lynch US High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

3.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP Goldman Sachs Income Builder Fund–2

LVIP Goldman Sachs Income Builder Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual
Standard Class Shares	$1,000.00	$981.30	0.75%	$3.75
Service Class Shares	1,000.00	980.00	1.00%	4.99

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Goldman Sachs Income Builder Fund–3

LVIP Goldman Sachs Income Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2014

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	44.35%
U.S. Markets	37.30%
Aerospace & Defense	0.60%
Banks	3.04%
Beverages	0.43%
Capital Markets	1.63%
Commercial Services & Supplies	0.81%
Communications Equipment	1.36%
Consumer Finance	1.30%
Containers & Packaging	0.89%
Diversified Telecommunication Services	1.65%
Electric Utilities	1.94%
Food & Staples Retailing	0.49%
Food Products	0.87%
Health Care Providers & Services	0.52%
Hotels, Restaurants & Leisure	0.54%
Household Products	0.81%
Industrial Conglomerates	2.45%
Insurance	1.98%
Media	0.66%
Multi-Utilities	0.54%
Oil, Gas & Consumable Fuels	1.48%
Pharmaceuticals	3.61%
Real Estate Investment Trusts	2.48%
Semiconductors & Semiconductor Equipment	1.22%
Software	1.10%
Specialty Retail	1.74%
Technology Hardware, Storage & Peripherals	1.92%
Thrifts & Mortgage Finance	0.72%
Tobacco	0.52%
Developed Markets	7.05%
Auto Components	0.34%
Automobiles	0.50%
Banks	0.55%
Beverages	0.34%
Communications Equipment	0.45%
Diversified Telecommunication Services	0.36%
Insurance	1.79%
Oil, Gas & Consumable Fuels	1.10%
Pharmaceuticals	1.00%
Wireless Telecommunication Services	0.62%
Convertible Preferred Stock	4.36%
Master Limited Partnerships	6.06%

Security Type/Sector	Percentage of Net Assets

Corporate Bonds	39.44%
Airlines	0.30%
Beverages	0.53%
Capital Markets	1.64%
Chemicals	0.88%
Commercial Banks	1.17%
Commercial Services & Supplies	1.19%
Containers & Packaging	0.59%
Diversified Financial Services	6.14%
Diversified Telecommunication Services	2.10%
Electric Utilities	0.57%
Food & Staples Retailing	1.02%
Food Products	1.12%
Health Care Equipment & Supplies	0.52%
Health Care Providers & Services	4.50%
Hotels, Restaurants & Leisure	2.10%
Household Durables	0.61%
Industrial Conglomerates	2.35%
Internet Software & Services	0.58%
IT Services	0.93%
Media	4.05%
Multiline Retail	0.61%
Oil, Gas & Consumable Fuels	1.89%
Pharmaceuticals	0.30%
Software	0.57%
Wireless Telecommunication Services	3.18%
Money Market Fund	4.91%
Total Value of Securities	99.12%
Receivables and Other Assets Net of Liabilities	0.88%
Total Net Assets	100.00%

LVIP Goldman Sachs Income Builder Fund–4

LVIP Goldman Sachs Income Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
General Electric	2.45%
Pfizer	1.96%
JPMorgan Chase	1.72%
FirstEnergy	1.27%
Verizon Communications	1.19%
Microsoft	1.10%
Starwood Property Trust	1.08%
Ares Capital	0.95%
Gap	0.94%
Packaging Corp of America	0.89%
Total	13.55%

Geography	Percentage of Net Assets
Australia	0.55%
Belgium	0.34%
Bermuda	1.13%
Canada	2.56%
Finland	0.34%
France	1.03%
Germany	0.25%
Luxembourg	1.45%
Netherlands	0.48%
Spain	0.36%
Sweden	0.70%
Switzerland	3.34%
United Kingdom	1.16%
United States	80.52%
Total	94.21%

LVIP Goldman Sachs Income Builder Fund–5

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets

December 31, 2014

Number of Shares		Value (U.S. $)

COMMON STOCK–44.35%
U.S. MARKETS–37.30%
Aerospace & Defense–0.60%
Boeing	402	$52,252

		52,252

Banks–3.04%
BB&T	1,172	45,579
JPMorgan Chase	2,375	148,627
Wells Fargo	1,257	68,909

		263,115

Beverages–0.43%
PepsiCo	399	37,729

		37,729

Capital Markets–1.63%
Ameriprise Financial	448	59,248
Ares Capital	5,269	82,223

		141,471

Commercial Services & Supplies–0.81%
Waste Management	1,366	70,103

		70,103

Communications Equipment–1.36%
Cisco Systems	2,750	76,491
QUALCOMM	560	41,625

		118,116

Consumer Finance–1.30%
Capital One Financial	546	45,072
Navient	3,123	67,488

		112,560

Containers & Packaging–0.89%
Packaging Corp of America	985	76,879

		76,879

Diversified Telecommunication Services–1.65%
AT&T	1,202	40,375
Verizon Communications	2,197	102,776

		143,151

Electric Utilities–1.94%
FirstEnergy	2,810	109,562
NextEra Energy	550	58,460

		168,022

Food & Staples Retailing–0.49%
Wal-Mart Stores	497	42,682

		42,682

Food Products–0.87%
ConAgra Foods	2,089	75,789

		75,789

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Providers & Services–0.52%
Cardinal Health	556	$44,886

		44,886

Hotels, Restaurants & Leisure–0.54%
Starwood Hotels & Resorts Worldwide	577	46,777

		46,777

Household Products–0.81%
Procter & Gamble	775	70,595

		70,595

Industrial Conglomerates–2.45%
General Electric	8,394	212,116

		212,116

Insurance–1.98%
Gallagher (Arthur J.)	928	43,690
MetLife	1,061	57,389
Prudential Financial	775	70,107

		171,186

Media–0.66%
Viacom Class B	755	56,814

		56,814

Multi-Utilities–0.54%
PG&E	884	47,064

		47,064

Oil, Gas & Consumable Fuels–1.48%
Devon Energy	922	56,436
Exxon Mobil	591	54,638
Williams	389	17,482

		128,556

Pharmaceuticals–3.61%
Bristol-Myers Squibb	821	48,464
Lilly (Eli)	505	34,840
Merck	1,049	59,573
Pfizer	5,442	169,518

		312,395

Real Estate Investment Trusts–2.48%
Brixmor Property Group	1,893	47,022
Starwood Property Trust	4,037	93,820
Two Harbors Investment	7,369	73,837

		214,679

Semiconductors & Semiconductor Equipment–1.22%
Altera	1,202	44,402
Maxim Integrated Products	1,914	60,999

		105,401

LVIP Goldman Sachs Income Builder Fund–6

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Software–1.10%
Microsoft	2,043	$94,897

		94,897

Specialty Retail–1.74%
Gap	1,940	81,693
L Brands	796	68,894

		150,587

Technology Hardware, Storage & Peripherals–1.92%
Apple	514	56,735
EMC	1,496	44,491
Hewlett-Packard	1,620	65,011

		166,237

Thrifts & Mortgage Finance–0.72%
New York Community Bancorp	3,875	62,000

		62,000

Tobacco–0.52%
Altria Group	908	44,737

		44,737

Total U.S. Markets (Cost $3,007,714)		3,230,796

§DEVELOPED MARKETS–7.05%
Auto Components–0.34%
Nokian Renkaat ADR	2,401	29,436

		29,436

Automobiles–0.50%
Bayerische Motoren Werke ADR	597	21,265
Volvo ADR	2,006	21,625

		42,890

Banks–0.55%
Australia & New Zealand Banking Group ADR	1,842	47,892

		47,892

Beverages–0.34%
Anheuser-Busch InBev ADR	261	29,316

		29,316

Communications Equipment–0.45%
Telefonaktiebolaget LM Ericsson ADR	3,195	38,659

		38,659

Diversified Telecommunication Services–0.36%
Telefonica ADR	2,216	31,489

		31,489

Insurance–1.79%
Direct Line Insurance Group ADR	2,549	46,392

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Insurance (continued)
Everest Re Group	254	$43,256
Validus Holdings	841	34,952
†Zurich Insurance Group ADR	969	30,233

		154,833

Oil, Gas & Consumable Fuels–1.10%
Royal Dutch Shell ADR	627	41,978
Total ADR	1,035	52,992

		94,970

Pharmaceuticals–1.00%
Novartis ADR	546	50,592
Sanofi ADR	793	36,169

		86,761

Wireless Telecommunication Services–0.62%
Vodafone Group ADR	1,578	53,920

		53,920

Total Developed Markets (Cost $667,391)		610,166

Total Common Stock (Cost $3,675,105)		3,840,962

CONVERTIBLE PREFERRED STOCK–4.36%
Capital One Financial 6.00% exercise price $25.00, expiration date 12/31/49	1,000	24,390
•Morgan Stanley 6.375% exercise price $25.00, expiration date 12/31/49	837	21,184
Public Storage 5.75% exercise price $25.00, expiration date 12/31/49	1,637	40,483
•SCE Trust III 5.75% exercise price $25.00, expiration date 12/31/49	4,000	105,800
Taubman Centers 6.50% exercise price $25.00, expiration date 12/31/49	1,612	41,187
Verizon Communications 5.90% exercise price $25.00, expiration date 2/15/54	4,000	104,720
Vornado Realty Trust 6.625% exercise price $25.00, expiration date 12/31/49	1,572	40,243

Total Convertible Preferred Stock (Cost $369,324)		378,007

LVIP Goldman Sachs Income Builder Fund–7

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MASTER LIMITED PARTNERSHIPS–6.06%
AllianceBernstein Holding	3,515	$90,792
DCP Midstream Partners	1,013	46,021
Energy Transfer Partners	1,160	75,400
Enterprise Products Partners	1,093	39,479
Markwest Energy Partners	593	39,844
ONEOK Partners	797	31,585
Plains All American Pipeline	1,110	56,965
Regency Energy Partners	1,514	36,336
Rose Rock Midstream	218	9,908
Spectra Energy Partners	601	34,239
Targa Resources Partners	939	44,959
Teekay LNG Partners	451	19,393

Total Master Limited Partnerships (Cost $552,621)		524,921

	Principal Amount°
CORPORATE BONDS–39.44%
Airlines–0.30%
#Air Canada 144A 6.75% 10/1/19	25,000	26,063

		26,063

Beverages–0.53%
#Cott Beverages 144A 5.375% 7/1/22	50,000	46,000

		46,000

Capital Markets–1.64%
Bank of America 7.75% 5/14/38	100,000	141,679

		141,679

Chemicals–0.88%
Ashland 6.875% 5/15/43	50,000	53,500
Hexion US Finance 8.875% 2/1/18	25,000	22,313

		75,813

Commercial Banks–1.17%
•Wells Fargo 5.90% 12/29/49	100,000	101,000

		101,000

Commercial Services & Supplies–1.19%
#Ahern Rentals 144A 9.50% 6/15/18	25,000	26,000
HD Supply 7.50% 7/15/20	50,000	52,625
#Speedy Cash Intermediate Holdings 144A 10.75% 5/15/18	25,000	24,625

		103,250

Containers & Packaging–0.59%
#Sealed Air 144A 5.25% 4/1/23	50,000	51,250

		51,250

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services–6.14%
•Citigroup 5.90% 12/29/49	150,000	$147,000
CoreLogic 7.25% 6/1/21	25,000	26,375
#•Credit Suisse Group 144A 7.50% 12/29/49	200,000	208,500
•General Electric Capital 5.25% 6/29/49	100,000	100,344
Harbinger Group 7.875% 7/15/19	25,000	26,750
Nationstar Mortgage 6.50% 7/1/21	25,000	22,875

		531,844

Diversified Telecommunication Services–2.10%
Frontier Communications 8.50% 4/15/20	50,000	56,000
Intelsat Luxembourg 7.75% 6/1/21	125,000	125,781

		181,781

Electric Utilities–0.57%
#RJS Power Holdings 144A 5.125% 7/15/19	50,000	49,625

		49,625

Food & Staples Retailing–1.02%
~BI-LO PIK 8.625% 9/15/18	50,000	37,750
Ingles Markets 5.75% 6/15/23	50,000	50,331

		88,081

Food Products–1.12%
#Post Holdings 144A 6.75% 12/1/21	100,000	97,250

		97,250

Health Care Equipment & Supplies–0.52%
#@Crimson Merger Sub 144A 6.625% 5/15/22	50,000	45,000

		45,000

Health Care Providers & Services–4.50%
#Amsurg 144A 5.625% 7/15/22	50,000	51,500
Community Health Systems 6.875% 2/1/22	150,000	159,656
HCA 4.75% 5/1/23	125,000	127,500
#MPH Acquisition Holdings 144A 6.625% 4/1/22	50,000	51,250

		389,906

Hotels, Restaurants & Leisure–2.10%
#BC ULC 144A 6.00% 4/1/22	50,000	51,500
MGM Resorts International 6.625% 12/15/21	100,000	105,500

LVIP Goldman Sachs Income Builder Fund–8

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
#Seminole Hard Rock Entertainment 144A 5.875% 5/15/21	25,000	$24,875

		181,875

Household Durables–0.61%
Spectrum Brands 6.625% 11/15/22	50,000	53,125

		53,125

Industrial Conglomerates–2.35%
ADS Waste Holdings 8.25% 10/1/20	100,000	100,500
AECOM Technology
#144A 5.75% 10/15/22	50,000	51,250
#144A 5.875% 10/15/24	50,000	51,250

		203,000

Internet Software & Services–0.58%
Equinix 5.375% 4/1/23	50,000	50,250

		50,250

IT Services–0.93%
#First Data 144A 8.25% 1/15/21	75,000	80,625

		80,625

Media–4.05%
#Cequel Communications Holdings I 144A 5.125% 12/15/21	25,000	24,375
GLP Capital 5.375% 11/1/23	25,000	26,000
iHeartMedia 9.00% 12/15/19	50,000	49,437
9.00% 3/1/21	25,000	24,594
#Nielsen Finance 144A 5.00% 4/15/22	50,000	50,500
#Outfront Media Capital 144A 5.875% 3/15/25	50,000	50,500
#Videotron 144A 5.375% 6/15/24	75,000	76,688
#WMG Acquisition 144A 5.625% 4/15/22	50,000	48,625

		350,719

Multiline Retail–0.61%
#Neiman Marcus Group 144A 8.00% 10/15/21	50,000	53,125

		53,125

Oil, Gas & Consumable Fuels–1.89%
#Antero Resources 144A 5.125% 12/1/22	25,000	23,687
Chaparral Energy 8.25% 9/1/21	50,000	34,500

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Halcon Resources 8.875% 5/15/21	50,000	$37,875
MEG Energy
#144A 6.375% 1/30/23	25,000	22,438
#144A 7.00% 3/31/24	50,000	45,500

		164,000

Pharmaceuticals–0.30%
#Valeant Pharmaceuticals International 144A 6.75% 8/15/21	25,000	26,219

		26,219

Software–0.57%
#@BMC Software Finance 144A 8.125% 7/15/21	25,000	23,625
#Nuance Communications 144A 5.375% 8/15/20	25,000	25,188

		48,813

Wireless Telecommunication Services–3.18%
Crown Castle International 5.25% 1/15/23	50,000	51,250
#SBA Communications 144A 4.875% 7/15/22	25,000	24,125
Sprint 7.875% 9/15/23	150,000	148,830
T-Mobile USA 6.625% 4/1/23	50,000	51,450

		275,655

Total Corporate Bonds (Cost $3,534,276)		3,415,948

	Number of Shares

MONEY MARKET FUND–4.91%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	424,987	424,987

Total Money Market Fund (Cost $424,987)		424,987

LVIP Goldman Sachs Income Builder Fund–9

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.12% (Cost $8,556,313)	$8,584,825
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.88%	76,191

NET ASSETS APPLICABLE TO 881,617 SHARES OUTSTANDING–100.00%	$8,661,016

NET ASSET VALUE–LVIP GOLDMAN SACHS INCOME BUILDER FUND STANDARD CLASS ($826,391 / 84,120 Shares)	$9.824

NET ASSET VALUE–LVIP GOLDMAN SACHS INCOME BUILDER FUND SERVICE CLASS ($7,834,625 / 797,497 Shares)	$9.824

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$8,808,262
Distributions in excess of net investment income	(17,067)
Accumulated net realized loss on investments	(142,033)
Net unrealized appreciation of investments and derivatives	11,854

Total net assets	$8,661,016

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $1,431,158, which represents 16.52% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

«	Includes $32,879 cash pledged as collateral for futures contracts and $20 payables for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $68,625, which represents 0.79% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
4	U.S. Treasury 2 yr Notes	$875,975	$874,375	4/1/15	$(1,600)
1	U.S. Treasury 5 yr Notes	118,908	118,930	4/1/15	22
(10)	U.S. Treasury 10 yr Notes	(1,263,997)	(1,267,969)	3/24/15	(3,972)
(4)	U.S. Treasury Long Bonds	(567,142)	(578,250)	3/24/15	(11,108)

		$(836,256)			$(16,658)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

PIK–Pay-in-kind

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–10

LVIP Goldman Sachs Income Builder Fund

Statement of Operations

May 1, 2014* to December 31, 2014

INVESTMENT INCOME:
Interest	$136,527
Dividends	99,721
Foreign tax withheld	(1,042)
Distributions from Master Limited Partnerships	18,936
Less return of capital distributions (Note 1)	(18,936)

235,206

EXPENSES:
Professional fees	41,493
Management fees	36,106
Distribution fees-Service Class	12,511
Reports and statements to shareholders	2,961
Pricing fees	1,454
Accounting and administration expenses	1,247
Custodian fees	1,153
Trustees’ fees and expenses	34
Consulting fees	5
Other	6

96,970
Less expenses reimbursed	(42,797)

Total operating expenses	54,173

NET INVESTMENT INCOME	181,033

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
Investments	(24,228)
Foreign currencies	(1)
Futures contracts	(117,805)

Net realized loss	(142,034)

Net change in unrealized appreciation (depreciation) of:
Investments	28,512
Futures contracts	(16,658)

Net change in unrealized appreciation (depreciation)	11,854

NET REALIZED AND UNREALIZED LOSS	(130,180)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,853

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund

Statement of Changes in Net Assets

5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$181,033
Net realized loss	(142,034)
Net change in unrealized appreciation	11,854

Net increase in net assets resulting from operations	50,853

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(20,566)
Service Class	(182,048)
Return of capital:
Standard Class	(512)
Service Class	(4,853)

(207,979)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	822,738
Service Class	7,856,486
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	21,078
Service Class	186,901

8,887,203

Cost of shares redeemed:
Standard Class	(2,601)
Service Class	(66,460)

(69,061)

Increase in net assets derived from capital share transactions	8,818,142

NET INCREASE IN NET ASSETS	8,661,016
NET ASSETS:
Beginning of period	—

End of period	$8,661,016

Distributions in excess of net investment income	$(17,067)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–11

LVIP Goldman Sachs Income Builder Fund

Financial Highlights

Select data for each share of the Fund outstanding through the period were as follows:

	LVIP Goldman Sachs Income Builder Fund
	Standard Class 5/1/14[1] to 12/31/14	Service Class 5/1/14[1] to 12/31/14

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.237	0.220
Net realized and unrealized loss	(0.156)	(0.156)

Total from investment operations	0.081	0.064

Less dividends and distributions from:
Net investment income	(0.251)	(0.234)
Return of capital	(0.006)	(0.006)

Total dividends and distributions	(0.257)	(0.240)

Net asset value, end of period	$9.824	$9.824

Total return[3]	0.80%	0.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$826	$7,835
Ratio of expenses to average net assets	0.75%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.52%	1.77%
Ratio of net investment income to average net assets	3.48%	3.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.71%	2.46%
Portfolio turnover	21%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–12

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Goldman Sachs Income Builder Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a balance of current income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2014* through December 31, 2014, the Fund did not incur any interest or penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Goldman Sachs Income Builder Fund–13

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (MLPs) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the fiscal year ended December 31, 2014, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the period May 1, 2014* through December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2014* through December 31, 2014.

* Date of commencement of operations.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the average daily net assets of the Fund.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.75% of the average daily net assets for the Standard Class and 1.00% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Goldman Sachs Asset Management, L.P. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in Accounting and administration expenses” on the Statement of Operations. For the period ended May 1, 2014* through December 31, 2014, fees for these administrative and legal services amounted to:

LVIP Goldman Sachs Income Builder Fund–14

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Administrative fees	$162
Legal fees	47

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$6,003
Management fees payable to LIAC	4,689
Distribution fees payable to LFD	1,629

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 97.58% of the Standard Class shares and 92.48% of the Service Class shares of the Fund.

* Date of commencement of operations.

3. Investments

For the period May 1, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$9,844,104
Sales	1,652,137

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$8,575,173

Aggregate unrealized appreciation	$337,487
Aggregate unrealized depreciation	(327,835)

Net unrealized appreciation	$9,652

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Goldman Sachs Income Builder Fund–15

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock	$3,840,962	$—	$3,840,962
Convertible Preferred Stock	378,007	—	378,007
Master Limited Partnerships	524,921	—	524,921
Corporate Bonds	—	3,415,948	3,415,948
Money Market Fund	424,987	—	424,987

Total	$5,168,877	$3,415,948	$8,584,825

Futures Contracts	$(16,658)	$—	$(16,658)

There were no Level 3 investments at the end of the period.

During the period May 1, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2014* through December 31, 2014 was as follows:

5/1/14* to 12/31/14
Ordinary income	$202,614
Return of capital	5,365

Total	$207,979

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$8,808,262
Capital loss carryforwards	(90,944)
Qualified late year losses deferred	(65,954)
Unrealized appreciation	9,652

Net assets	$8,661,016

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of future contracts, qualified late year losses and distributions from partnership.

Qualified late year losses represent losses realized on investment transactions from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and non-deductible expenses. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2014* through December 31, 2014, the Fund recorded the following reclassifications.

LVIP Goldman Sachs Income Builder Fund–16

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$4,514	$1	$(4,515)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$32,613	$58,331	$90,944

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/14* to 12/31/14
Shares sold:
Standard Class	82,241
Service Class	785,117
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,133
Service Class	18,909

888,400

Shares redeemed:
Standard Class	(254)
Service Class	(6,529)

(6,783)

Net increase	881,617

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

LVIP Goldman Sachs Income Builder Fund–17

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	$22	Receivables and other assets net of liabilities	$(16,680)

The effect of derivative instruments on the Statement of Operations for the period ended May 1, 2014* through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(117,805)	$(16,658)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2014* through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$540,579	$3,151,224

The Fund posted $32,879 cash as collateral for futures contracts as of December 31, 2014

* Date of commencement of operations.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services, LLC and/or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period May 1, 2014* through December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2014, Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

* Date of commencement of operations.

LVIP Goldman Sachs Income Builder Fund–18

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Goldman Sachs Income Builder Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Goldman Sachs Income Builder Fund

We have audited the accompanying statement of net assets of the LVIP Goldman Sachs Income Builder Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Goldman Sachs Income Builder Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Goldman Sachs Income Builder Fund–20

LVIP Goldman Sachs Income Builder Fund

Other Fund Information (unaudited)

Tax Information

For the period May 1, 2014* through December 31, 2014, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
97.42%	2.58%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

* Date of commencement of operations.

LVIP Goldman Sachs Income Builder Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Goldman Sachs Income Builder Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Goldman Sachs Income Builder Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Goldman Sachs Income Builder Fund–24

LVIP Invesco Diversified Equity-Income RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Invesco Diversified Equity-Income RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Diversified Equity-Income RPM Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 4.59% (Standard Class shares with distributions reinvested) since inception on May 1, 2014, while its benchmark, the Russell 1000® Value Index1, returned 9.09% during the same period.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index2 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

The underlying holdings of the LVIP Diversified Equity-Income RPM Fund generally underperformed their respective composite benchmarks since the Fund’s inception. Exposure to Invesco V.I. Core Equity Fund and Invesco V.I. Equity and Income Fund detracted from results relative to the index. Contributors included the Invesco V.I. Diversified Dividend Fund.

During May 2014, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund. The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the third and fourth quarters of 2014 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Funds. In the second quarter when global equity markets were trending upwards, the overlay positively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Diversified Equity-Income RPM Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,459 for the Standard Class shares and to $10,436 for the Service Class shares. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $10,909. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Invesco Diversified Equity-Income RPM Fund–1

LVIP Invesco Diversified Equity-Income RPM Fund

2014 Annual Report Commentary (unaudited) (continued)

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
Inception (5/1/14)	+ 4.59%

Service Class Shares
Inception (5/1/14)	+ 4.36%

[1]	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[4]

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[5]

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP Invesco Diversified Equity-Income RPM Fund–2

LVIP Invesco Diversified Equity-Income RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,008.40	0.07%	$0.35
Service Class Shares	1,000.00	1,006.70	0.42%	2.12
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.85	0.07%	$0.36
Service Class Shares	1,000.00	1,023.09	0.42%	2.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Invesco Diversified Equity-Income RPM Fund–3

LVIP Invesco Diversified Equity-Income RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Investment Companies	100.27%
Equity Funds	93.44%
Money Market Fund	6.83%
Total Value of Securities	100.27%
Liabilities Net of Receivables and Other Assets	(0.27%)
Total Net Assets	100.00%

LVIP Invesco Diversified Equity-Income RPM Fund–4

LVIP Invesco Diversified Equity-Income RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–100.27%
Equity Funds–93.44%
*Invesco V.I. Core Equity Fund	221,593	$9,087,520
*Invesco V.I. Diversified Dividend Fund	396,478	9,202,250
**Invesco V.I. Equity and Income Fund	644,637	12,202,973

		30,492,743

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–6.83%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	2,228,993	$2,228,993

		2,228,993

Total Investment Companies (Cost $32,451,736)		32,721,736

TOTAL VALUE OF SECURITIES–100.27% (Cost $32,451,736)	32,721,736
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.27%)	(87,927)

NET ASSETS APPLICABLE TO 3,155,302 SHARES OUTSTANDING–100.00%	$32,633,809

NET ASSET VALUE–LVIP INVESCO DIVERSIFIED EQUITY-INCOME RPM FUND STANDARD CLASS ($565,625 / 54,697 Shares)	$10.341

NET ASSET VALUE–LVIP INVESCO DIVERSIFIED EQUITY-INCOME RPM FUND SERVICE CLASS ($32,068,184 / 3,100,605 Shares)	$10.343

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$32,552,734
Undistributed net investment income	1,029
Accumulated net realized loss on investments	(133,731)
Net unrealized appreciation of investments and derivatives	213,777

Total net assets	$32,633,809

*	Series I Shares.

**	Series II Shares.

«	Includes $191,623 cash pledged as collateral for futures contracts, $318,318 payable for investment companies purchased and $516 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
40	E-mini S&P 500 Index	$4,161,023	$4,104,800	3/24/15	$(56,223)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income RPM Fund–5

LVIP Invesco Diversified Equity-Income RPM Fund

Statement of Operations

May 1, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends from investment companies	$200,473

EXPENSES:
Management fees	51,995
Distribution fees-Service Class	29,622
Accounting and administration expenses	23,126
Professional fees	18,778
Reports and statements to shareholders	2,372
Custodian fees	837
Pricing fees	52
Trustees’ fees and expenses	47
Consulting fees	16
Other	3

126,848
Less management fees waived	(50,262)
Less expenses reimbursed	(40,898)

Total operating expenses	35,688

NET INVESTMENT INCOME	164,785

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	279,715
Sale of investments in investment companies	(1,971)
Futures contracts	(288,114)

Net realized loss	(10,370)

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	270,000
Futures contracts	(56,223)

Net change in unrealized appreciation (depreciation)	213,777

NET REALIZED AND UNREALIZED GAIN	203,407

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$368,192

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income RPM Fund

Statement of Changes in Net Assets

5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$164,785
Net realized loss	(10,370)
Net change in unrealized appreciation (depreciation)	213,777

Net increase in net assets resulting from operations	368,192

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,260)
Service Class	(161,727)
Net realized gain:
Standard Class	(2,163)
Service Class	(121,198)

(289,348)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	570,428
Service Class	33,762,842
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,423
Service Class	282,925

34,622,618

Cost of shares redeemed:
Standard Class	(9,276)
Service Class	(2,058,377)

(2,067,653)

Increase in net assets derived from capital share transactions	32,554,965

NET INCREASE IN NET ASSETS	32,633,809
NET ASSETS:
Beginning of period	—

End of period	$32,633,809

Undistributed net investment income	$1,029

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income RPM Fund–6

LVIP Invesco Diversified Equity-Income RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

LVIP Invesco Diversified Equity-Income RPM Fund

	Standard Class 5/1/14[1] to 12/31/14	Service Class 5/1/14[1] to 12/31/14
Net asset value, beginning of period	$ 10.000	$10.000

Income from investment operations:
Net investment income[2]	0.154	0.130
Net realized and unrealized gain	0.306	0.306

Total from investment operations	0.460	0.436

Less dividends and distributions from:
Net investment income	(0.079)	(0.053)
Net realized gain	(0.040)	(0.040)

Total dividends and distributions	(0.119)	(0.093)

Net asset value, end of period	$ 10.341	$10.343

Total return[3]	4.59%	4.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 566	$32,068
Ratio of expenses to average net assets[4]	0.07%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.11%	1.46%
Ratio of net investment income to average net assets	2.22%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	0.83%
Portfolio turnover	7%	7%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income RPM Fund–7

LVIP Invesco Diversified Equity-Income RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Diversified Equity-Income RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a significant portion of its assets in other open-end investment companies, primarily the Invesco Funds (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The Invesco Funds, which are advised by an unaffiliated adviser, invest in stocks and bonds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation and current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end Funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2014* through December 31, 2014.

* Date of commencement of operations.

LVIP Invesco Diversified Equity-Income RPM Fund–8

LVIP Invesco Diversified Equity-Income RPM Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.60% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.58% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.07% of the average daily net assets for the Standard Class and 0.42% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2014* through December 31, 2014, fees for the administrative and legal services amounted as follows:

Administrative fees	$211
Legal fees	62

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $413 for the period May 1, 2014* through December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$5,770
Management fees payable to LIAC	509
Distribution fees payable to LFD	8,770

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 18.49% of the Standard Class shares of the Fund.

* Date of commencement of operations.

3. Investments

For the period May 1, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$31,151,358
Sales	926,645

LVIP Invesco Diversified Equity-Income RPM Fund–9

LVIP Invesco Diversified Equity-Income RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$32,455,253

Aggregate unrealized appreciation	$351,398
Aggregate unrealized depreciation	(84,915)

Net unrealized depreciation	$266,483

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$32,721,736

Futures Contracts	$(56,223)

There were no Level 3 investments at the end of the period.

During the period May 1, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2014* through December 31, 2014 was as follows:

5/1/14* to 12/31/14
Ordinary income	$165,987
Long-term capital gains	123,361

Total	$289,348

* Date of commencement of operations.

LVIP Invesco Diversified Equity-Income RPM Fund–10

LVIP Invesco Diversified Equity-Income RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$32,552,734
Undistributed ordinary income	1,029
Qualified late year capital losses deferred	(186,437)
Unrealized appreciation	266,483

Net assets	$32,633,809

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts and qualified late year capital losses.

Qualified late year capital losses represent losses realized from November 1, 2014 through December 31, 2014 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Paid-in Capital
$2,231	$(2,231)

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/14* to 12/31/14
Shares sold:
Standard Class	54,973
Service Class	3,272,033
Shares issued upon reinvestment of dividends and distributions:
Standard Class	616
Service Class	27,118

3,354,740

Shares redeemed:
Standard Class	(892)
Service Class	(198,546)

(199,438)

Net increase	3,155,302

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential

LVIP Invesco Diversified Equity-Income RPM Fund–11

LVIP Invesco Diversified Equity-Income RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2014, the Fund posted $191,623 cash as collateral for futures contracts.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(56,223)

The effect of derivative instruments on the Statement of Operations for the period May 1, 2014* through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(288,114)	$(56,223)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2014* through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$1,211,474	$322,430

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from the LVIP Invesco Diversified Equity-Income RPM Fund to the LVIP Invesco Diversified Equity-Income Managed Volatility Fund. This name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements except as disclosed above.

LVIP Invesco Diversified Equity-Income RPM Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Invesco Diversified Equity-Income RPM Fund

We have audited the accompanying statement of net assets, of the LVIP Invesco Diversified Equity-Income RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Invesco Diversified Equity-Income RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Invesco Diversified Equity-Income RPM Fund–13

LVIP Invesco Diversified Equity-Income RPM Fund

Other Fund Information (unaudited)

Tax Information

For the period May 1, 2014* through December 31, 2014, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
42.63%	57.37%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

*Date of commencement of operations.

LVIP Invesco Diversified Equity-Income RPM Fund–14

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Invesco Diversified Equity-Income RPM Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Invesco Diversified Equity-Income RPM Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Invesco Diversified Equity-Income RPM Fund–17

LVIP Invesco V.I. Comstock RPM Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP Invesco V.I. Comstock RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco V.I. Comstock RPM Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 4.85% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the S&P 500® Index1 returned 13.69% during the same period.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index2 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index3 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered healthy returns during the year as it gained 5.97%.

During January 2014, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund. The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the year when the global equity markets were more volatile, the RPM overlay was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. Overall, the volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Invesco V.I. Comstock Fund - Annual Commentary (“Underlying Fund”)

Stock selection was the main driver of performance for the reporting period, as portfolio construction is based solely on bottom-up stock selection. The continued “good but not great” economic environment and historically low interest rates led US equity markets higher during the year ending December 31, 2014.

On the positive side of sector performance, we used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to the Russell 1000® Value Index5 for the reporting period. Strong stock selection and an underweight in the materials sector also enhanced relative Fund performance. Notably, Alcoa Inc. had a large positive impact to absolute and relative performance, posting returns of almost 50% for the year. Also, having no exposure to miners, like Freeport-McMoRan Inc. (not held in Fund), boosted Fund performance, as margins and earnings were negatively affected by gold and other metals experiencing declines during 2014. An overweight to the information technology sector and select stocks boosted performance, as well. Within the hardware and equipment industry, Hewlett-Packard was a clear contributor. Hewlett-Packard posted returns over 40% for the period.

On the negative side, stock selection and an overweight within the energy sector was the largest detractor for the period, with most of the underperformance occurring from mid-September to year-end due to the free-falling price of oil. Notably, within oil services and equipment, Weatherford International was the largest detractor on an absolute and relative basis, posting returns in the negative mid-twenties, after being a relative and absolute contributor for the first two quarters of 2014. Also, not owning Exxon Mobile was a large detractor, as it was one of the few energy companies to post positive performance. Weak stock selection within consumer discretionary also dampened relative performance. Viacom Inc. within media and General Motors, within automobiles, were the two largest detractors within the sector. General Motors continued to erode investor confidence after the firm announced a recall on ignition switches after a 10-year delay. Weak stock selection within healthcare also detracted from relative performance, mainly from holdings within the pharmaceutical and biotech industry. Sanofi posted double-digit negative returns and was an absolute and relative detractor to performance for the year. Stock selection within financials also hurt relative performance. Gains in holdings such as Allstate Corp. were offset by anemic returns from Citigroup Inc., who disappointed investors as the Federal Reserve failed to pass company plans for returning capital to shareholders and also declined to raise the company’s dividend early in the year. Having a material underweight in utilities detracted from

LVIP Invesco V.I. Comstock RPM Fund–1

LVIP Invesco V.I. Comstock RPM Fund

2014 Annual Report Commentary (continued)

relative performance, as utilities was one of the best performing sector of the Russell 1000 Value Index benchmark during the period.

Although the Fund is underweight financials and overweight in energy compared to the benchmark, we have a favorable view of large diversified financials companies and have been adding to positions in the energy sector. The Fund’s exposure in each sector at the end of the year had a higher beta than the benchmark. Therefore, we expect the Fund to be more sensitive to broad moves within these sectors while weighted in this manner.

Strong equity market returns over the past few years are making it ever important to focus on valuations and stock selection through intense fundamental analysis. As value managers, we believe the very low earnings expectations that characterize most holdings in the portfolio, combined with historically attractive valuations, could potentially provide some downside protection in a volatile equity market.

Growth of $10,000 invested 1/2/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco V.I. Comstock RPM Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,484 for the Standard Class shares and to $10,448 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $11,369. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
Inception (1/2/14)	+ 4.85%

Service Class Shares
Inception (1/2/14)	+ 4.49%
1	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets Index NR is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

5	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

LVIP Invesco V.I. Comstock RPM Fund–2

LVIP Invesco V.I. Comstock RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$993.80	0.00%	$—
Service Class Shares	1,000.00	992.10	0.35%	1.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,025.21	0.00%	$—
Service Class Shares	1,000.00	1,023.44	0.35%	1.79

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also in directly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the underlying funds can be found at www.sec.gov

LVIP Invesco V.I. Comstock RPM Fund–3

LVIP Invesco V.I. Comstock RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Investment Companies	99.70%
Equity Fund	93.26%
Money Market Fund	6.44%
Total Value of Securities	99.70%
Receivables and Other Assets Net of Liabilities	0.30%
Total Net Assets	100.00%

LVIP Invesco V.I. Comstock RPM Fund–4

LVIP Invesco V.I. Comstock RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.70%
Equity Fund–93.26%
*Invesco V.I. Comstock Fund	3,667,325	$70,265,953

		70,265,953

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–6.44%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	4,851,029	$4,851,028

		4,851,028

Total Investment Companies (Cost $72,551,302)		75,116,981

TOTAL VALUE OF SECURITIES–99.70% (Cost $72,551,302)	$75,116,981
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.30%	223,288

NET ASSETS APPLICABLE TO 7,260,387 SHARES OUTSTANDING–100.00%	$75,340,269

NET ASSET VALUE–LVIP INVESCO V.I. COMSTOCK RPM FUND STANDARD CLASS ($89,720 / 8,647 Shares)	$10.376

NET ASSET VALUE–LVIP INVESCO V.I. COMSTOCK RPM FUND SERVICE CLASS ($75,250,549 / 7,251,740 Shares)	$10.377

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$74,841,375
Undistributed net investment income	2,356
Accumulated net realized loss on investments	(1,850,353)
Net unrealized appreciation of investments and derivatives	2,346,891

Total net assets	$75,340,269

*	Series I Shares.

«	Includes $678,173 pledged as collateral for futures contracts, $424,190 payable for securities purchased and $4,038 payable for fund shares redeemed as of December 31, 2014.

The following futures contract was outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(79) E-mini S&P 500 Index	$(7,888,192)	$(8,106,980)	3/24/15	$(218,788)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco V.I. Comstock RPM Fund–5

LVIP Invesco V.I. Comstock RPM Fund

Statement of Operations

January 2, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends from investment companies	$630,533
EXPENSES:
Management fees	221,268
Distribution fees-Service Class	118,904
Accounting and administration expenses	41,562
Professional fees	19,256
Reports and statements to shareholders	4,126
Custodian fees	1,121
Trustees’ fees and expenses	209
Pricing fees	77
Consulting fees	43
Other	20

406,586
Less management fees waived	(221,268)
Less expenses reimbursed	(66,414)

Total operating expenses	118,904

NET INVESTMENT INCOME	511,629

NET REALIZED AND UNREALIZED LOSS:
Net realized loss from:
Sale of investments in investment companies	(193,830)
Futures contracts	(1,656,523)

Net realized loss	(1,850,353)

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	2,565,679
Futures contracts	(218,788)

Net change in unrealized appreciation (depreciation)	2,346,891

NET REALIZED AND UNREALIZED GAIN	496,538

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,008,167

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco V.I. Comstock RPM Fund

Statement of Changes in Net Assets

1/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$511,629
Net realized loss	(1,850,353)
Net change in unrealized appreciation (depreciation)	2,346,891

Net increase in net assets resulting from operations	1,008,167

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(935)
Service Class	(514,183)

(515,118)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	179,728
Service Class	80,959,039
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	935
Service Class	514,183

81,653,885

Cost of shares redeemed:
Standard Class	(93,872)
Service Class	(6,712,793)

(6,806,665)

Increase in net assets derived from capital share transactions	74,847,220

NET INCREASE IN NET ASSETS	75,340,269
NET ASSETS:
Beginning of year	—

End of year	$75,340,269

Undistributed net investment income	$2,356

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco V.I. Comstock RPM Fund–6

LVIP Invesco V.I. Comstock RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Invesco V.I. Comstock RPM Fund
	Standard Class 1/2/14[1] to 12/31/14	Service Class 1/2/14[1] to 12/31/14

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.187	0.155
Net realized and unrealized gain	0.298	0.294

Total from investment operations	0.485	0.449

Less dividends and distributions from:
Net investment income	(0.109)	(0.072)

Total dividends and distributions	(0.109)	(0.072)

Net asset value, end of period	$10.376	$10.377

Total return[3]	4.85%	4.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90	$75,250
Ratio of expenses to average net assets[4]	0.00%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.84%	1.19%
Ratio of net investment income to average net assets	1.84%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.00%	0.65%
Portfolio turnover	10%	10%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco V.I. Comstock RPM Fund–7

LVIP Invesco V.I. Comstock RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco V.I. Comstock RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the Invesco V.I. Comstock Fund (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The Invesco V.I. Comstock Fund, which is advised by an unaffiliated adviser, invests at least 80% of its assets in common stocks and in derivatives and other instruments that have economic characteristics of such securities. The Invesco V.I. Comstock Fund generally holds up to 10% of its net assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. In addition to investment company investments, the Fund may invest in individual securities, such as money market investments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period January 2, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period January 2, 2014* through December 31, 2014.

* Date of commencement of operations.

LVIP Invesco V.I. Comstock RPM Fund–8

LVIP Invesco V.I. Comstock RPM Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.65% of the average daily net assets of the Fund. This agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of the average daily net assets for the Standard Class and 0.35% for the Service Class. This agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period January 2, 2014* through December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$1,081
Legal fees	308

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $1,962 for the period January 2, 2014* to December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$8,045
Distribution fees payable to LFD	21,077

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 11.69% of the Standard Class shares of the Fund.

* Date of commencement of operations.

3. Investments

For the period January 2, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$71,419,153
Sales	3,525,049

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$72,745,132

Aggregate unrealized appreciation	$2,371,849
Aggregate unrealized depreciation	—

Net unrealized appreciation	$2,371,849

LVIP Invesco V.I. Comstock RPM Fund–9

LVIP Invesco V.I. Comstock RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$75,116,981

Futures Contracts	$(218,788)

There were no Level 3 investments at the end of the period.

During the period January 2, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period January 2, 2014* through December 31, 2014 was as follow:

1/2/14* to 12/31/14
Ordinary income	$515,118

* Date of commencement of operations

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$74,841,375
Undistributed ordinary income	2,356
Capital loss carryforwards	(1,177,856)
Qualified late year losses deferred	(697,455)
Unrealized appreciation	2,371,849

Net assets	$75,340,269

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

LVIP Invesco V.I. Comstock RPM Fund–10

LVIP Invesco V.I. Comstock RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Qualified late year ordinary and capital losses represent losses realized from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the period January 2, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Paid-in Capital
$5,845	$(5,845)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$471,142	$706,714	$1,177,856

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

1/2/14* to 12/31/14
Shares sold:
Standard Class	17,576
Service Class	7,861,075
Shares issued upon reinvestment of dividends and distributions:
Standard Class	90
Service Class	49,185

7,927,926

Shares redeemed:
Standard Class	(9,019)
Service Class	(658,520)

(667,539)

Net increase	7,260,387

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these

LVIP Invesco V.I. Comstock RPM Fund–11

LVIP Invesco V.I. Comstock RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets	Fair Value	Statement of Net Assets	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(218,788)

The effect of derivative instruments on the Statement of Operations for the period January 2, 2014* through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,656,523)	$(218,788)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period January 2, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period January 2, 2014* through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$2,783,562	$3,558,474

At December 31, 2014, the Fund posted $678,173 cash as collateral for futures contracts.

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 26, 2015, the Board approved the proposal to change the Fund’s name from LVIP Invesco V.I. Comstock RPM Fund to LVIP Invesco V.I. Comstock Managed Volatility Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP Invesco V.I. Comstock RPM Fund–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Invesco V.I. Comstock RPM Fund

We have audited the accompanying statement of net assets, of the LVIP Invesco V.I. Comstock RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Invesco V.I. Comstock RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Invesco V.I. Comstock RPM Fund–13

LVIP Invesco V.I. Comstock RPM Fund

Other Fund Information (unaudited)

Tax Information

For the period January 2, 2014* through December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

* Date of commencement of operations.

LVIP Invesco V.I. Comstock RPM Fund–14

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Invesco V.I. Comstock RPM Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Invesco V.I. Comstock RPM Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Invesco V.I. Comstock RPM Fund–17

LVIP JPMorgan Mid Cap Value RPM Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP JPMorgan Mid Cap Value RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Mid Cap Value RPM Fund

2014 Annual Report Commentary (unaudited)

The Fund returned 8.11% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell Midcap® Value Index1, returned 14.75%.

Managed by:

While many correctly anticipated a positive 2014 for the U.S. stock market, few could have predicted the way in which it was achieved. Large-cap stocks outperformed small caps and defensive sectors outperformed cyclical ones. The market experienced three major pullbacks in 2014. Equities rebounded robustly each time on the strength of economic and market fundamentals. In the end, the S&P 500® Index2 made 53 new highs in 2014 and finished close to its record high of 2,090.57 set on December 29. Large-cap stocks as represented by the S&P 500® Index returned 13.7%, significantly outpacing small-cap stocks, measured by the Russell 2000 Index3, which gained 4.9%.

Equity markets got off to a rough start in January due to concerns with central banks’ ability to sustainably fight inflation and fund deteriorating current account deficits in select emerging markets. The Argentinean peso fell dramatically while in an emergency meeting, the Central Bank of the Republic of Turkey aggressively raised its overnight lending rate from 7.75% to 12.0% in efforts defend the lira. In late February, geopolitical concerns started to heat up as Russia sent troops into the Crimea region of Ukraine. Markets eventually settled down as Crimean citizens voted to join Russia without resistance. Most of the actions coming from the Federal Reserve (Fed) were in line with expectations. One highlight was Federal Reserve (Fed) Chair Janet Yellen’s remark during her March press conference. While perhaps inadvertent, she stated that rate hikes could commence six months after the end of asset purchases, which would imply sometime during the second quarter of 2015. Several investors believe these remarks may have sparked the vicious rotation out of equities with higher growth expectations and into stocks with more attractive valuations and higher dividend yields.

Investors were quite perplexed when, after an April Employment Report that significantly exceeded expectations, bond yields continued to fall. Geopolitical tensions in the Ukraine, unrest in Iraq and concerns over U.S. growth were cited, particularly after the poor showing of U.S. first-quarter gross domestic product (GDP), which showed a 2.9% contraction. Looking back, the low-yield environment does not reflect poor growth prospects for the U.S., but is a function of supply and demand. Given the low yields in developed countries, such as Japan, Germany and France, yields in the U.S. look far more attractive. An improving U.S. fiscal deficit has led to lower levels of Treasury issuance, decreasing the supply.

The year’s deepest sell-off began in mid-September as the possibility of another recession in Europe rose to the forefront as weakness began to spread to Germany. First, the September Markit German Manufacturing Purchasing Managers’ Index (PMI) flashed contraction at 49.9. Subsequent releases showed German industrial orders, industrial production and exports for August falling significantly from July levels. However, equities began to rebound as the October Markit Flash Manufacturing PMI for the Eurozone came in at 50.7, a two-month high. As expected in October, the Fed ended its quantitative easing, or asset-purchase program.

The final bout with volatility came in early December amid concerns over the fierce decline in crude oil prices, the collapse of Russian equity markets and its currency, and increasing political uncertainty in Greece. Markets rebounded on the strength of U.S. economic data as November vehicle sales showed an annual pace of 17.1 million compared to 16.2 million a year ago. Nonfarm payrolls rose by 321,000 versus economists’ forecast of 230,000 new jobs, the strongest gain since January of 2012. The current strength of the U.S. economy was also confirmed as the final estimate of U.S. third-quarter GDP was an annualized rate of 5.0%, higher than the second estimate of 3.9%.

The Fund’s historical performance remains strong with positive alpha in all standard time periods. Shares of Kroger have been on a steady rise throughout the year as they have positioned themselves well for the shift in consumer eating trends. Kroger has been investing in its omni-channel platform, growing its organic food selection, and successfully stealing market share from main competitors. We are very impressed with management’s innovative thinking and their strong commitment to returning capital to shareholders through steady dividend raises and aggressive share buybacks. We view Kroger as a top supermarket operator that should continue to gain market share.

For both the quarter and year, stock selection in consumer staples and materials were large contributors to relative performance. However, stock selection in the financial sector detracted from relative performance for both the quarter and the year. Additionally, stock selection in the consumer discretionary sector detracted from the quarter’s performance and stock selection in information technology detracted from the year’s overall performance. It is important to note that over both periods although some of the biggest absolute detractors from performance were our energy holdings, the combination of strong stock selection and a sector underweight continues to be a top contributor to overall performance.

Johnathan K.L. Simon

Lawrence Playford

Gloria Fu

JPMorgan Investment Management Inc.

LVIP JPMorgan Mid Cap Value RPM Fund–1

LVIP JPMorgan Mid Cap Value RPM Fund

2014 Annual Report Commentary (continued)

Advised by:

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index4 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index5 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index6 delivered healthy returns during the year as it gained 5.97%.

The Fund invests in predominantly large and mid-cap stocks, that at times during the year saw their volatility increase and a corresponding increase in the hedging activity within the Fund to stabilize the Fund’s overall volatility level. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis. The volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Mid Cap Value RPM Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,180. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $24,623. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company seperate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 8.11%

Five Years	+ 13.36%

Ten Years	+ 6.16%

Service Class Shares

One Year	+ 7.85%

Five Years	+ 13.07%

Inception (4/30/07)	+ 5.34%

LVIP JPMorgan Mid Cap Value RPM Fund–2

LVIP JPMorgan Mid Cap Value RPM Fund

2014 Annual Report Commentary (continued)

[1]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
[2]	The S&P 500® Index is a broad based measurment of changes in stock market conditions based on average performance of 500 widely held common stocks.
[3]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
[4]

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

[5]	The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.
[6]

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-adviser.

Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-adviser.

Commencing after close of business on September 21, 2012, J.P. Morgan Investment Management Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisers.

LVIP JPMorgan Mid Cap Value RPM Fund–3

LVIP JPMorgan Mid Cap Value RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,023.70	0.80%	$4.08
Service Class Shares	1,000.00	1,022.40	1.05%	5.35

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.17	0.80%	$4.08
Service Class Shares	1,000.00	1,019.91	1.05%	5.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan Mid Cap Value RPM Fund–4

LVIP JPMorgan Mid Cap Value RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	93.71%
Banks	5.58%
Beverages	1.60%
Building Products	0.84%
Capital Markets	4.47%
Chemicals	3.11%
Communications Equipment	0.75%
Consumer Finance	0.73%
Containers & Packaging	2.95%
Electric Utilities	2.72%
Electrical Equipment	2.65%
Electronic Equipment, Instruments & Components	2.53%
Food & Staples Retailing	2.12%
Food Products	0.81%
Gas Utilities	2.02%
Health Care Equipment & Supplies	1.09%
Health Care Providers & Services	5.06%
Hotels, Restaurants & Leisure	1.30%
Household Durables	2.47%
Household Products	0.85%
Industrial Conglomerates	1.17%
Insurance	8.58%
Internet & Catalog Retail	1.59%
IT Services	1.45%
Machinery	2.64%
Media	2.70%
Multiline Retail	2.37%
Multi-Utilities	4.31%
Oil, Gas & Consumable Fuels	3.80%
Professional Services	1.23%
Real Estate Investment Trusts	8.30%
Semiconductors & Semiconductor Equipment	2.92%
Software	1.14%
Specialty Retail	5.28%
Textiles, Apparel & Luxury Goods	1.31%
Thrifts & Mortgage Finance	0.40%
Trading Companies & Distributors	0.87%
Money Market Fund	8.37%
Total Value of Securities	102.08%
Liabilities Net of Receivables and Other Assets	(2.08%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Kohl’s	1.61%
Loews	1.60%
Expedia	1.59%
Gap	1.55%
Arrow Electronics	1.49%
Jack Henry & Associates	1.45%
Questar	1.38%
Cigna	1.36%
Fifth Third Bancorp	1.34%
Mohawk Industries	1.31%
Total	14.68%

LVIP JPMorgan Mid Cap Value RPM Fund–5

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)
COMMON STOCK–93.71%
Banks–5.58%
Citizens Financial Group	73,580	$1,829,199
City National	28,978	2,341,712
Fifth Third Bancorp	236,674	4,822,233
First Republic Bank	37,185	1,938,082
Huntington Bancshares	87,110	916,397
M&T Bank	25,601	3,215,998
SunTrust Banks	96,641	4,049,258
Zions Bancorp	35,742	1,019,004

		20,131,883

Beverages–1.60%
†Constellation Brands Class A	28,808	2,828,081
Dr Pepper Snapple Group	41,186	2,952,212

		5,780,293

Building Products–0.84%
Fortune Brands Home & Security	66,638	3,016,702

		3,016,702

Capital Markets–4.47%
Ameriprise Financial	31,972	4,228,297
Invesco	88,543	3,499,219
Legg Mason	40,382	2,155,187
Northern Trust	33,377	2,249,610
T. Rowe Price Group	46,494	3,991,975

		16,124,288

Chemicals–3.11%
Airgas	39,469	4,546,039
Albemarle	45,624	2,743,371
Sherwin-Williams	9,765	2,568,586
Sigma-Aldrich	9,991	1,371,465

		11,229,461

Communications Equipment–0.75%
†CommScope Holding	118,115	2,696,565

		2,696,565

Consumer Finance–0.73%
†Ally Financial	111,801	2,640,740

		2,640,740

Containers & Packaging–2.95%
Ball	58,793	4,007,919
Rock-Tenn Class A	51,953	3,168,094
Silgan Holdings	64,943	3,480,945

		10,656,958

Electric Utilities–2.72%
Edison International	48,017	3,144,153
Westar Energy	83,040	3,424,570
Xcel Energy	90,520	3,251,478

		9,820,201

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment–2.65%
AMETEK	63,501	$3,342,058
Hubbell Class B	29,365	3,137,063
Regal-Beloit	41,073	3,088,690

		9,567,811

Electronic Equipment, Instruments & Components–2.53%
Amphenol Class A	69,732	3,752,279
†Arrow Electronics	92,829	5,373,871

		9,126,150

Food & Staples Retailing–2.12%
Kroger	70,677	4,538,170
†Rite Aid	413,825	3,111,964

		7,650,134

Food Products–0.81%
Hershey	28,116	2,922,096

		2,922,096

Gas Utilities–2.02%
National Fuel Gas	33,288	2,314,515
Questar	197,010	4,980,413

		7,294,928

Health Care Equipment & Supplies–1.09%
†CareFusion	66,565	3,949,967

		3,949,967

Health Care Providers & Services–5.06%
AmerisourceBergen	44,513	4,013,292
†Brookdale Senior Living	87,041	3,191,793
Cigna	47,873	4,926,610
†Henry Schein	15,865	2,160,020
Humana	27,630	3,968,497

		18,260,212

Hotels, Restaurants & Leisure–1.30%
Marriott International Class A	18,016	1,405,788
Starwood Hotels & Resorts Worldwide	40,362	3,272,147

		4,677,935

Household Durables–2.47%
†Jarden	87,199	4,175,088
†Mohawk Industries	30,526	4,742,519

		8,917,607

Household Products–0.85%
Energizer Holdings	23,735	3,051,372

		3,051,372

Industrial Conglomerates–1.17%
Carlisle	46,967	4,238,302

		4,238,302

LVIP JPMorgan Mid Cap Value RPM Fund–6

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–8.58%
†Alleghany	4,700	$2,178,450
Berkley (W.R.)	46,754	2,396,610
Chubb	26,814	2,774,445
Hartford Financial Services Group	95,841	3,995,611
Loews	137,738	5,787,751
Marsh & McLennan	77,645	4,444,400
Old Republic International	104,818	1,533,487
Progressive	58,074	1,567,417
Unum Group	82,128	2,864,625
XL Group	100,236	3,445,111

		30,987,907

Internet & Catalog Retail–1.59%
Expedia	67,169	5,733,546

		5,733,546

IT Services–1.45%
Jack Henry & Associates	84,321	5,239,707

		5,239,707

Machinery–2.64%
IDEX	51,459	4,005,569
†Rexnord	68,790	1,940,566
Snap-on	26,184	3,580,400

		9,526,535

Media–2.70%
CBS Class B	24,803	1,372,598
Clear Channel Outdoor Holdings Class A	80,922	856,964
†DISH Network Class A	48,321	3,522,118
Gannett	73,169	2,336,286
Time	66,667	1,640,675

		9,728,641

Multiline Retail–2.37%
Kohl’s	95,072	5,803,195
Nordstrom	34,474	2,736,891

		8,540,086

Multi-Utilities–4.31%
CenterPoint Energy	138,386	3,242,384
CMS Energy	108,568	3,772,738
NiSource	34,870	1,479,185
Sempra Energy	37,028	4,123,438
Wisconsin Energy	55,540	2,929,180

		15,546,925

Oil, Gas & Consumable Fuels–3.80%
Energen	71,736	4,573,887
EQT	29,921	2,265,020
PBF Energy	59,643	1,588,890
QEP Resources	91,375	1,847,604

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Southwestern Energy	126,121	$3,441,842

		13,717,243

Professional Services–1.23%
Equifax	54,957	4,444,373

		4,444,373

Real Estate Investment Trusts–8.30%
American Campus Communities	63,506	2,626,608
AvalonBay Communities	20,760	3,391,976
Boston Properties	13,115	1,687,769
Brixmor Property Group	88,972	2,210,065
General Growth Properties	103,170	2,902,172
Kimco Realty	150,191	3,775,802
Outfront Media	60,215	1,616,174
Rayonier	69,529	1,942,640
Regency Centers	39,204	2,500,431
Vornado Realty Trust	32,192	3,789,320
Weyerhaeuser	98,296	3,527,843

		29,970,800

Semiconductors & Semiconductor Equipment–2.92%
Analog Devices	80,708	4,480,908
KLA-Tencor	31,453	2,211,775
Xilinx	89,308	3,866,143

		10,558,826

Software–1.14%
†Synopsys	95,068	4,132,606

		4,132,606

Specialty Retail–5.28%
†AutoZone	5,767	3,570,407
†Bed Bath & Beyond	36,832	2,805,493
Best Buy	88,322	3,442,792
Gap	132,700	5,587,997
Tiffany & Co	34,117	3,645,743

		19,052,432

Textiles, Apparel & Luxury Goods–1.31%
PVH	24,779	3,175,924
VF	20,974	1,570,953

		4,746,877

Thrifts & Mortgage Finance–0.40%
Hudson City Bancorp	141,942	1,436,453

		1,436,453

LVIP JPMorgan Mid Cap Value RPM Fund–7

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–0.87%
MSC Industrial Direct	38,855	$3,156,969

		3,156,969

Total Common Stock (Cost $279,933,978)		338,273,531

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–8.37%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	30,235,385	$30,235,385

Total Money Market Fund (Cost $30,235,385)		30,235,385

TOTAL VALUE OF SECURITIES–102.08% (Cost $310,169,363)	368,508,916
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.08%)	(7,519,927)

NET ASSETS APPLICABLE TO 23,253,299 SHARES OUTSTANDING–100.00%	$360,988,989

NET ASSET VALUE–LVIP JPMORGAN MID CAP VALUE RPM FUND STANDARD CLASS ($32,478,226 / 2,078,923 Shares)	$15.623

NET ASSET VALUE–LVIP JPMORGAN MID CAP VALUE RPM FUND SERVICE CLASS ($328,510,763 / 21,174,376 Shares)	$15.515

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$316,559,193
Accumulated net realized loss on investments	(13,776,360)
Net unrealized appreciation of investments and derivatives	58,206,156

Total net assets	$360,988,989

†	Non-income producing for the period.

«

Includes $399,772 cash pledged as collateral for futures contracts, $71,716 due to custodian, $7,954,210 payable for securities purchased and $516,724 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
17 E-mini Russell 2000 Index	$2,072,209	$2,041,190	3/24/15	$(31,019)
58 E-mini S&P 500 Index	6,054,338	5,951,960	3/24/15	(102,378)

	$8,126,547			$(133,397)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–8

LVIP JPMorgan Mid Cap Value RPM Fund

Statement of Operations

Year Ended December 31, 2014

LVIP JPMorgan Mid Cap Value RPM Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$5,069,590
Interest	1,343
Foreign tax withheld	(3,843)

5,067,090

EXPENSES:
Management fees	2,263,721
Distribution fees-Service Class	674,164
Accounting and administration expenses	149,310
Reports and statements to shareholders	41,161
Professional fees	26,115
Custodian fees	7,351
Trustees’ fees and expenses	5,083
Consulting fees	3,879
Pricing fees	541
Other	1,588

3,172,913
Less management fees waived	(72,000)

Total operating expenses	3,100,913

NET INVESTMENT INCOME	1,966,177

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,335,576
Foreign currencies	(2,592)
Futures contracts	(15,936,835)

Net realized loss	(8,603,851)

Net change in unrealized appreciation (depreciation) of:
Investments	31,439,659
Futures contracts	(636,815)

Net change in unrealized appreciation (depreciation)	30,802,844

NET REALIZED AND UNREALIZED GAIN	22,198,993

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,165,170

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,966,177	$596,202
Net realized loss	(8,603,851)	(3,583,651)
Net change in unrealized appreciation (depreciation)	30,802,844	26,686,070

Net increase in net assets resulting from operations	24,165,170	23,698,621

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(255,485)	(108,038)
Service Class	(1,813,130)	(421,358)
Return of capital:
Standard Class	(1,024)	—
Service Class	(10,429)	—

	(2,080,068)	(529,396)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,318,120	6,436,105
Service Class	142,356,224	154,900,691
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	256,509	108,038
Service Class	1,823,559	421,358

	155,754,412	161,866,192

Cost of shares redeemed:
Standard Class	(5,304,368)	(3,575,709)
Service Class	(34,996,623)	(11,261,830)

	(40,300,991)	(14,837,539)

Increase in net assets derived from capital share transactions	115,453,421	147,028,653

NET INCREASE IN NET ASSETS	137,538,523	170,197,878
NET ASSETS:
Beginning of year	223,450,466	53,252,588

End of year	$360,988,989	$223,450,466

Undistributed net investment income	$—	$105,030

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–9

LVIP JPMorgan Mid Cap Value RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Mid Cap Value RPM Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12[1]	12/31/11	12/31/10[2]

Net asset value, beginning of period	$14.564	$11.782	$10.357	$10.544	$8.457

Income (loss) from investment operations:
Net investment income[3]	0.133	0.094	0.061	0.030	0.033
Net realized and unrealized gain (loss)	1.050	2.753	1.364	(0.217)	2.061

Total from investment operations	1.183	2.847	1.425	(0.187)	2.094

Less dividends and distributions from:
Net investment income	(0.123)	(0.065)	—	—	(0.007)
Return of capital	(0.001)	—	—	—	—

Total dividends and distributions	(0.124)	(0.065)	—	—	(0.007)

Net asset value, end of period	$15.623	$14.564	$11.782	$10.357	$10.544

Total return[4]	8.11%	24.17%	13.76%	(1.77% )	24.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,478	$24,156	$16,971	$20,844	$47,733
Ratio of expenses to average net assets	0.81%	0.95%	1.13%	1.02%	1.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.99%	1.22%	1.08%	1.26%
Ratio of net investment income to average net assets	0.89%	0.70%	0.55%	0.27%	0.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.86%	0.66%	0.46%	0.21%	0.32%
Portfolio turnover	24%	25%	146%	87%	57%

[1]	Commencing after the close of business on September 21, 2012, J.P. Morgan Investment Management, Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[2]	Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-adviser.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–10

LVIP JPMorgan Mid Cap Value RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Mid Cap Value RPM Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12[1]	12/31/11		12/31/10[2]

Net asset value, beginning of period	$14.466	$11.705	$10.315	$10.526		$8.458

Income (loss) from investment operations:
Net investment income[3]	0.095	0.061	0.033	0.003		0.010
Net realized and unrealized gain (loss)	1.041	2.731	1.357	(0.214)		2.058

Total from investment operations	1.136	2.792	1.390	(0.211)		2.068

Less dividends and distributions from:
Net investment income	(0.086)	(0.031)	—	—		—
Return of capital	(0.001)	—	—	—		—

Total dividends and distributions	(0.087)	(0.031)	—	—		—

Net asset value, end of period	$15.515	$14.466	$11.705	$10.315		$10.526

Total return[4]	7.85%	23.87%	13.48%	(2.00%	)	24.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$328,511	$199,294	$36,282	$25,100		$16,199
Ratio of expenses to average net assets	1.06%	1.20%	1.38%	1.27%		1.48%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.09%	1.24%	1.47%	1.33%		1.51%
Ratio of net investment income to average net assets	0.64%	0.45%	0.30%	0.02%		0.10%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.61%	0.41%	0.21%	(0.04%	)	0.07%
Portfolio turnover	24%	25%	146%	87%		57%

[1]	Commencing after the close of business on September 21, 2012, J.P. Morgan Investment Management, Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[2]	Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-adviser.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value RPM Fund–11

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Mid Cap Value RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP JPMorgan Mid Cap Value RPM Fund–12

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $6,622 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the average daily net assets of the Fund; 0.75% of the next $90 million; and 0.65% of average daily net assets in excess of $150 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.12% of the first $60 million of average daily net assets of the Fund. This agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

J.P. Morgan Investment Management, Inc. (Sub-Adviser) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$11,516
Legal fees	3,198

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $17,372 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	218,575
Distribution fees payable to LFD	68,739

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP JPMorgan Mid Cap Value RPM Fund–13

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$159,445,913
Sales	65,115,477

At December 31, 2014 the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the fund as follows:

Cost of investments	$310,365,870

Aggregate unrealized appreciation	$ 61,676,009
Aggregate unrealized depreciation	(3,532,963)

Net unrealized appreciation	$ 58,143,046

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Common Stock	$338,273,531
Money Market Fund	30,235,385

Total	$368,508,916

Futures Contracts	$(133,397)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

LVIP JPMorgan Mid Cap Value RPM Fund–14

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

	Year Ended
	12/31/14	12/31/13
Ordinary income	$2,068,615	$529,396
Return of capital	11,453	—

Total	$2,080,068	$529,396

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$316,559,193
Capital loss carryforwards	(13,713,250)
Unrealized appreciation	58,143,046

Net assets	$360,988,989

The differences between book basis and tax basis components of net assets are primarily attributable to losses due to wash sales, and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Gain	Accumulated Net Realized Loss
$(2,592)	$2,592

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$1,546,552	$3,586,200	$8,580,498	$13,713,250

*Capital loss carryovers with no expiration must be utilized first.

LVIP JPMorgan Mid Cap Value RPM Fund–15

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	755,335	478,774
Service Class	9,631,495	11,493,708
Shares issued upon reinvestment of dividends and distributions:
Standard Class	16,420	7,454
Service Class	117,587	29,267

	10,520,837	12,009,203

Shares redeemed:
Standard Class	(351,439)	(268,022)
Service Class	(2,351,267)	(846,200)

	(2,702,706)	(1,114,222)

Net increase	7,818,131	10,894,981

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts — The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2014, the Fund posted $399,772 cash as collateral for futures contracts.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(133,397)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(15,936,835)	$(636,815)

LVIP JPMorgan Mid Cap Value RPM Fund–16

LVIP JPMorgan Mid Cap Value RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally-The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$22,914,086	$18,818,860

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2014, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP JPMorgan Mid Cap Value RPM Fund to LVIP JPMorgan Mid Cap Value Managed Volatility Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements except as disclosed above.

LVIP JPMorgan Mid Cap Value RPM Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP JPMorgan Mid Cap Value RPM Fund

We have audited the accompanying statement of net assets of the LVIP JPMorgan Mid Cap Value RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP JPMorgan Mid Cap Value RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP JPMorgan Mid Cap Value RPM Fund–18

LVIP JPMorgan Mid Cap Value RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
99.45%	0.55%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board considered that the RPM Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund’s. The Board considered that LIAC had delegated day-to-day portfolio management to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP JPMorgan Mid Cap Value RPM Fund–19

LVIP JPMorgan Mid Cap Value RPM Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015. The Board noted that the investment management fee, without giving effect to the advisory fee waiver, was above the median investment management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level, and that LIAC had implemented an advisory fee waiver for the Fund on assets up to $60 million and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JP Morgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JP Morgan under the subadvisory agreement. The Board reviewed the services provided by JP Morgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid Core Value funds category and the Russell 2000 Daily Vol Control 10% Ttl Rtn Index. The Board noted the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark index for the one, three and five year periods. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered that JP Morgan assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012. The Board also considered that the RPM strategy implemented for the Fund in September 2012 was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board noted LIAC’s view that the Fund’s recent underperformance was related to allocation, stock selection and cash positions in the underlying portfolio. The Board concluded that the services provided by JP Morgan were satisfactory.

Subadvisory Fee and Economies of Scale. The Board’s reviewed the subadvisory fee schedule for the Fund, which contains breakpoints and noted that the subadvisory fee schedule was within range of funds with similar strategies subadvised by JP Morgan. The Board considered that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board noted JP Morgan’s statement that it was not aware of direct or indirect benefits from serving as sub-adviser to the Fund and that it receives research from Fund brokerage transactions. The Board noted the subadvisory fee schedule was negotiated between LIAC and JP Morgan, an unaffiliated third party, and that LIAC compensated JP Morgan from its fees.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and the Subadvisory Agreement for the Fund are fair and reasonable, and that the continuation of each Agreement is in the best interests of the Fund.

LVIP JPMorgan Mid Cap Value RPM Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP JPMorgan Mid Cap Value RPM Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP JPMorgan Mid Cap Value RPM Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP JPMorgan Mid Cap Value RPM Fund–23

LVIP JPMorgan High Yield Fund

  a series of Lincoln Variable

  Insurance Products Trust

    Annual Report

    December 31, 2014

LVIP JPMorgan High Yield Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 2.84% (Standard Class shares with distributions reinvested) for the year ended December 31, 2014, while its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index®* returned 2.46%.

High yield performed well in the first half of 2014 despite facing headwinds from geopolitical risks and concerns over global growth. During the back half of the year, high yield bonds experienced heightened price volatility as deterioration in a few specific sectors weighed on the entire asset class. Specifically, WTI and Brent crude prices went from trading above $100 in the summer to the mid $50s by year’s end, which caused energy related credits to gap out as investors questioned the fundamentals of the sector. Additionally, retail selling was steady throughout the last two quarters. Supply was high in October and November but slowed dramatically in December as liquidity in the market remained thin. We expect this market volatility to continue as the market corrects the global supply-and-demand imbalance in oil and stabilizes prices. Outside of the handful of specific industries experiencing weakness–such as metals, mining and energy – fundamentals remain generally positive. We do not anticipate a widespread breakdown in fundamentals and it is our belief that default rates will be fairly benign to begin 2015.

The Fund outperformed the index in the: 1) Basic, 2) Industrial Other, 3) Energy, and 4) Consumer Cyclical sectors, outperforming by 4.61%, 2.68%, 2.47% and 1.23%, respectively.

Alternatively, the Fund trailed the index in the: 1) Utility, 2) Transportation, 3) Communication, and 4) Technology sectors, underperforming by -3.50%, -1.40%, -0.17%, and -0.02%, respectively.

By rating, an overweight in BBB and an underweight in CCC added to performance, while an underweight in BB detracted from returns.

Within the energy sector you have a diverse mix of companies with varying degrees of exposure to oil prices. However, with the large growth of the sector in recent years and the widening availability of companies to fund themselves in the high yield market, there are likely credits on the margin that will be exposed. Given the spread tightening in recent years, we have generally run a higher quality book in the Energy space. We remain that way and continue to look for good relative value bonds as the sector has become much more differentiated.

Although both bonds and loans posted negative returns for the fourth quarter, the majority of market weakness remains focused in metals and energy. Generally speaking, outside of these specific sectors, high yield credit fundamentals remain healthy. As such, we will continue to review the market for attractive opportunities as investors meet redemptions with higher quality and more liquid names. In today’s environment, we want to ensure we are being appropriately compensated for the level of credit risk in the portfolio and mindful of credits that have been overly punished as funds have met redemptions. As the market experiences bouts of volatility, it becomes increasingly important to stay true to consistent, proven investment strategy. As such, fundamental credit research and security selection continue to be the foundation of our investment process.

William J. Morgan,

James P. Shanahan

James E. Gibson

J.P. Morgan Investment Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 5/3/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan High Yield Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,831 for the Standard Class shares and $13,672 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index did over the same period. The same $10,000 investment would have increased to $14,369. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 2.84%
Inception (5/3/10)	+ 7.19%

Service Class Shares
One Year	+ 2.58%
Inception (5/3/10)	+ 6.92%

*

Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged,market value-weighted index that tracks the performance of non-investment grade,fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$977.30	0.67%	$3.34
Service Class Shares	1,000.00	976.10	0.92%	4.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.83	0.67%	$3.41
Service Class Shares	1,000.00	1,020.57	0.92%	4.69

*“	Expenses Paid During Period” are equal to the Fund’s annualized expense ratio,multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Corporate Bonds	88.43%
Aerospace & Defense	0.64%
Airlines	0.86%
Auto Components	0.80%
Automobiles	1.80%
Beverages	0.39%
Building Products	0.87%
Capital Markets	0.25%
Chemicals	2.02%
Commercial Banks	3.12%
Commercial Services & Supplies	2.45%
Communications Equipment	0.76%
Computers & Peripherals	0.21%
Construction & Engineering	0.54%
Construction Materials	1.24%
Consumer Finance	1.26%
Containers & Packaging	2.08%
Distributors	0.20%
Diversified Consumer Services	0.18%
Diversified Financial Services	1.49%
Diversified Telecommunication Services	5.10%
Electric Utilities	0.43%
Electrical Equipment	0.17%
Electronic Equipment, Instruments & Components	0.32%
Energy Equipment & Services	1.03%
Food & Staples Retailing	1.08%
Food Products	3.14%
Gas Utilities	0.43%
Health Care Equipment & Supplies	1.57%
Health Care Providers & Services	5.34%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	3.68%
Household Durables	1.42%
Independent Power & Renewable Electricity Producers	2.03%
Insurance	0.41%
Internet & Catalog Retail	0.22%
Internet Software & Services	0.45%
IT Services	1.64%
Machinery	0.43%
Marine	0.93%
Media	8.63%
Metals & Mining	4.93%
Multiline Retail	0.13%
Oil, Gas & Consumable Fuels	12.58%

Security Type/Sector	Percentage of Net Assets
Paper & Forest Products	0.41%
Personal Products	0.03%
Pharmaceuticals	1.28%
Professional Services	0.09%
Real Estate Investment Trusts	0.39%
Real Estate Management & Development	0.26%
Road & Rail	1.49%
Semiconductors & Semiconductor Equipment	1.05%
Software	0.62%
Specialty Retail	1.08%
Textiles, Apparel & Luxury Goods	0.02%
Thrift & Mortgage Finance	0.09%
Trading Companies & Distributors	0.45%
Wireless Telecommunication Services	3.89%
Senior Secured Loans	5.28%
Common Stock	0.10%
Preferred Stock	0.46%
Warrant	0.00%
Money Market Fund	4.15%
Total Value of Securities	98.42%
Receivables and Other Assets Net of Liabilities	1.58%
Total Net Assets	100.00%

LVIP JPMorgan High Yield Fund–4

LVIP JPMorgan High Yield Fund

Statement of Net Assets

December 31, 2014

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS–88.43%
Aerospace & Defense–0.64%
#Alliant Techsystems 144A 5.25% 10/1/21	310,000	$313,875
Bombardier
#144A 4.75% 4/15/19	453,000	455,265
#144A 6.125% 1/15/23	610,000	623,725
#144A 7.50% 3/15/18	575,000	629,625
#144A 7.75% 3/15/20	112,000	122,080
GenCorp 7.125% 3/15/21	153,000	161,002
Kratos Defense & Security Solutions 7.00% 5/15/19	455,000	389,025
Spirit Aerosystems 5.25% 3/15/22	214,000	218,815
TransDigm
6.00% 7/15/22	956,000	958,390
6.50% 7/15/24	461,000	465,610

		4,337,412

Airlines–0.86%
Continental Airlines Pass Through Trust
tSeries 2003-ERJ1 7.875% 7/2/18	918,942	974,079
tSeries 2004-ERJ1 9.558% 9/1/19	405,740	450,371
tSeries 2005-ERJ1 9.798% 4/1/21	556,671	623,472
Series 2012-3 Class C 6.125% 4/29/18	577,000	613,063
Delta Air Lines Pass Through Trust
tSeries 2012-1 Class A 4.75% 5/7/20	138,374	147,368
#tSeries 2012-1 Class B 144A 6.875% 5/7/19	510,446	564,042
tNorthwest Airlines Pass Through Trust 7.027% 11/1/19	761,020	863,757
tUnited Airlines Pass Through Trust Series 2007-1 Class A 6.636% 7/2/22	328,079	354,326
tUS Airways Series 2013-1 Class B Pass Through Trust 5.375% 11/15/21	1,211,713	1,232,918

		5,823,396

Auto Components–0.80%
Dana Holding 6.75% 2/15/21	18,000	19,125
Goodyear Tire & Rubber
7.00% 5/15/22	2,338,000	2,536,730
8.25% 8/15/20	400,000	426,000
#MPG Holdco I 144A 7.375% 10/15/22	632,000	654,120
#Pittsburgh Glass Works 144A 8.00% 11/15/18	641,000	679,460

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Auto Components (continued)
#Poindexter (J.B.) 144A 9.00% 4/1/22	609,000	$660,765
Tenneco 5.375% 12/15/24	476,000	490,280

		5,466,480

Automobiles–1.80%
Chrysler Group
8.00% 6/15/19	2,972,000	3,139,175
8.25% 6/15/21	4,466,000	4,968,425
General Motors
3.50% 10/2/18	593,000	607,825
4.00% 4/1/25	476,000	478,380
4.875% 10/2/23	750,000	806,250
Jaguar Land Rover Automotive
#144A 4.125% 12/15/18	1,461,000	1,475,610
#144A 4.25% 11/15/19	589,000	596,363
#144A 5.625% 2/1/23	150,000	158,437

		12,230,465

Beverages–0.39%
Constellation Brands
3.75% 5/1/21	159,000	157,807
4.25% 5/1/23	320,000	318,400
4.75% 11/15/24	671,000	681,065
6.00% 5/1/22	5,000	5,550
7.25% 5/15/17	150,000	166,031
#Cott Beverages 144A 6.75% 1/1/20	446,000	447,115
#DS Services of America 144A 10.00% 9/1/21	767,000	889,720

		2,665,688

Building Products–0.87%
Building Materials Corp of America
#144A 5.375% 11/15/24	732,000	733,830
#144A 6.75% 5/1/21	1,145,000	1,213,700
#Calcipar 144A 6.875% 5/1/18	525,000	530,250
Griffon 5.25% 3/1/22	343,000	322,420
#Hardwoods Acquisition 144A 7.50% 8/1/21	970,000	960,300
Headwaters 7.25% 1/15/19	336,000	351,120
Masco
5.95% 3/15/22	156,000	173,940
7.125% 3/15/20	20,000	23,200
#Masonite International 144A 8.25% 4/15/21	1,040,000	1,115,400
#Norbord 144A 5.375% 12/1/20	457,000	444,433
#USG 144A 7.875% 3/30/20	18,000	19,327

		5,887,920

Capital Markets–0.25%
E Trade Financial 5.375% 11/15/22	335,000	343,375

LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
E Trade Financial (continued) 6.375% 11/15/19	470,000	$500,550
#~Jaguar Holding I PIK 144A 9.375% 10/15/17	90,000	92,205
#Neuberger Berman Group 144A 5.625% 3/15/20	560,000	588,000
Oppenheimer Holdings 8.75% 4/15/18	170,000	179,350

		1,703,480

Chemicals–2.02%
Ashland
3.00% 3/15/16	344,000	347,440
3.875% 4/15/18	423,000	428,816
4.75% 8/15/22	1,262,000	1,268,310
Axiall 4.875% 5/15/23	970,000	919,075
#Basell Finance 144A 8.10% 3/15/27	435,000	584,155
Celanese US Holdings 4.625% 11/15/22	225,000	223,875
Eagle Spinco 4.625% 2/15/21	120,000	114,150
Hexion US Finance 6.625% 4/15/20	975,000	960,375
Huntsman International
4.875% 11/15/20	750,000	748,125
#144A 5.125% 11/15/22	273,000	269,587
INEOS Group Holdings
#144A 5.875% 2/15/19	200,000	190,000
#144A 6.125% 8/15/18	236,000	227,740
LyondellBasell Industries
5.00% 4/15/19	430,000	469,483
6.00% 11/15/21	580,000	668,510
Momentive Performance Materials
3.88% 10/24/21	600,000	511,500
=‡8.875% 10/15/20	600,000	0
NOVA Chemicals
#144A 5.00% 5/1/25	331,000	329,345
#144A 5.25% 8/1/23	450,000	456,187
Olin 5.50% 8/15/22	560,000	569,800
PolyOne
5.25% 3/15/23	1,660,000	1,667,188
7.375% 9/15/20	648,000	691,740
Rain CII Carbon
#144A 8.00% 12/1/18	630,000	639,450
#144A 8.25% 1/15/21	625,000	642,187
#Rayonier AM Products 144A 5.50% 6/1/24	260,000	214,825
WR Grace
#144A 5.125% 10/1/21	415,000	426,413
#144A 5.625% 10/1/24	138,000	144,383

		13,712,659

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks–3.12%
Bank of America
•5.125% 12/29/49	1,565,000	$1,517,072
•8.00% 12/30/49	1,169,000	1,261,059
•Barclays 8.25% 12/29/49	320,000	328,614
Barclays Bank 7.625% 11/21/22	810,000	887,193
CIT Group
4.25% 8/15/17	338,000	345,605
5.00% 5/15/17	749,000	778,960
5.00% 8/15/22	1,960,000	2,021,250
5.375% 5/15/20	1,948,000	2,066,146
#144A 6.625% 4/1/18	1,306,000	1,421,907
•Citigroup 5.95% 12/29/49	635,000	626,269
#•Credit Agricole 144A 6.625% 9/29/49	722,000	701,062
•Goldman Sachs Group 5.70% 12/29/49	594,000	603,059
•Morgan Stanley 5.45% 12/29/49	300,000	300,915
Royal Bank of Scotland Group
5.125% 5/28/24	680,000	692,973
6.00% 12/19/23	293,000	317,696
6.10% 6/10/23	2,409,000	2,617,126
6.125% 12/15/22	2,370,000	2,583,608
•9.50% 3/16/22	697,000	793,570
•Wachovia Capital Trust III 5.57% 3/29/49	300,000	291,150
•Wells Fargo 5.90% 12/29/49	1,073,000	1,083,730

		21,238,964

Commercial Services & Supplies–2.45%
ADT
3.50% 7/15/22	171,000	146,205
4.125% 4/15/19	230,000	227,700
4.125% 6/15/23	2,422,000	2,197,965
6.25% 10/15/21	1,100,000	1,133,000
#Alliance Data Systems 144A 5.375% 8/1/22	650,000	643,500
#Cardtronics 144A 5.125% 8/1/22	430,000	421,400
Casella Waste Systems
7.75% 2/15/19	970,000	989,400
Cenveo
#144A 6.00% 8/1/19	715,000	650,650
#144A 8.50% 9/15/22	570,000	430,350
Covanta Holding
5.875% 3/1/24	200,000	204,500
6.375% 10/1/22	144,000	153,360
Deluxe 7.00% 3/15/19	351,000	368,111
Donnelley (R.R.)
6.00% 4/1/24	580,000	574,200
6.50% 11/15/23	340,000	350,200
Garda World Security
#144A 7.25% 11/15/21	775,000	771,125
#144A 7.25% 11/15/21	155,000	154,225

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
#~Igloo Holdings PIK 144A 8.25% 12/15/17	208,000	$209,560
International Lease Finance
5.875% 4/1/19	260,000	280,800
6.25% 5/15/19	1,345,000	1,472,775
8.25% 12/15/20	2,371,000	2,862,983
8.625% 1/15/22	845,000	1,050,969
#Mustang Merger 144A 8.50% 8/15/21	308,000	294,140
#Quad 144A 7.00% 5/1/22	490,000	465,500
#Speedy Cash Intermediate Holdings 144A 10.75% 5/15/18	295,000	290,575
~TransUnion Holding PIK 9.625% 6/15/18	306,000	313,551

		16,656,744

Communications Equipment–0.76%
Alcatel-Lucent USA
#144A 4.625% 7/1/17	266,000	269,990
6.45% 3/15/29	489,000	469,440
#144A 6.75% 11/15/20	673,000	713,717
Avaya
#144A 7.00% 4/1/19	1,030,000	1,009,400
#144A 10.50% 3/1/21	1,082,000	930,520
Goodman Networks 12.125% 7/1/18	1,081,000	1,121,537
Nokia
5.375% 5/15/19	418,000	449,350
6.625% 5/15/39	158,000	175,380

		5,139,334

Computers & Peripherals–0.21%
#IHS 144A 5.00% 11/1/22	290,000	288,550
NCR
5.00% 7/15/22	373,000	365,540
5.875% 12/15/21	55,000	56,787
6.375% 12/15/23	130,000	135,850
Seagate HDD Cayman
#144A 3.75% 11/15/18	525,000	540,094
6.875% 5/1/20	46,000	48,415

		1,435,236

Construction & Engineering–0.54%
AECOM Technology
#144A 5.75% 10/15/22	820,000	840,500
#144A 5.875% 10/15/24	545,000	558,625
Dycom Investments 7.125% 1/15/21	525,000	553,875
MasTec 4.875% 3/15/23	900,000	850,500
Tutor Perini 7.625% 11/1/18	855,000	889,200

		3,692,700

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction Materials–1.24%
#Cemex 144A 7.25% 1/15/21	2,277,000	$2,390,850
#Cemex Finance 144A 9.375% 10/12/22	3,670,000	4,110,400
Lafarge 7.125% 7/15/36	225,000	262,125
US Concrete 8.50% 12/1/18	375,000	393,750
Vulcan Materials 7.50% 6/15/21	1,085,000	1,269,450

		8,426,575

Consumer Finance–1.26%
#ACE Cash Express 144A 11.00% 2/1/19	1,051,000	746,210
Ally Financial
4.75% 9/10/18	15,000	15,563
6.25% 12/1/17	1,505,000	1,629,163
7.50% 9/15/20	1,747,000	2,052,725
8.00% 12/31/18	450,000	511,875
8.00% 3/15/20	1,707,000	2,018,527
8.00% 11/1/31	1,240,000	1,584,100

		8,558,163

Containers & Packaging–2.08%
Ardagh Packaging Finance
#144A 6.25% 1/31/19	565,000	553,700
#144A 7.00% 11/15/20	88,235	89,559
#144A 9.125% 10/15/20	291,000	309,915
Ball
4.00% 11/15/23	354,000	343,380
5.00% 3/15/22	135,000	139,725
5.75% 5/15/21	200,000	210,500
Berry Plastics 5.50% 5/15/22	425,000	431,906
Beverage Packaging Holdings Luxembourg II
#144A 5.625% 12/15/16	440,000	432,300
#144A 6.00% 6/15/17	150,000	146,625
Crown Americas
4.50% 1/15/23	445,000	433,875
6.25% 2/1/21	250,000	264,375
Graphic Packaging International 4.75% 4/15/21	357,000	361,463
Owens Illinois 7.80% 5/15/18	400,000	448,000
Owens-Brockway Glass Container
#144A 5.00% 1/15/22	375,000	382,969
#144A 5.375% 1/15/25	249,000	251,801
Reynolds Group Issuer
5.75% 10/15/20	885,000	911,550
6.875% 2/15/21	435,000	456,206
7.125% 4/15/19	750,000	777,187
7.875% 8/15/19	1,400,000	1,478,750
8.50% 5/15/18	1,000,000	1,025,000
9.00% 4/15/19	1,175,000	1,222,000
9.875% 8/15/19	1,500,000	1,597,500
Sealed Air
#144A 4.875% 12/1/22	360,000	358,200

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Containers & Packaging (continued)
Sealed Air (continued)
#144A 5.125% 12/1/24	360,000	$364,500
#144A 5.25% 4/1/23	200,000	205,000
#144A 6.50% 12/1/20	355,000	390,500
#144A 8.375% 9/15/21	500,000	561,250

		14,147,736

Distributors–0.20%
#Brightstar 144A 9.50% 12/1/16	710,000	746,387
VWR Funding 7.25% 9/15/17	610,000	639,737

		1,386,124

Diversified Consumer Services–0.18%
Service International
5.375% 1/15/22	83,000	85,490
5.375% 5/15/24	515,000	527,875
8.00% 11/15/21	500,000	581,250

		1,194,615

Diversified Financial Services–1.49%
#AerCap Ireland Capital 144A 4.50% 5/15/21	455,000	461,256
#Chukchansi Economic Development Authority 144A 10.25% 5/30/20	236,584	145,499
#CNG Holdings 144A 9.375% 5/15/20	1,118,000	749,060
#Denali Borrower 144A 5.625% 10/15/20	1,879,000	1,959,797
Fly Leasing 6.75% 12/15/20	200,000	202,500
General Motors Financial
3.25% 5/15/18	56,000	56,210
4.25% 5/15/23	94,000	96,105
4.75% 8/15/17	275,000	290,703
Icahn Enterprises
3.50% 3/15/17	894,000	896,235
4.875% 3/15/19	455,000	455,000
5.875% 2/1/22	1,244,000	1,255,663
#•ILFC E-Capital Trust I 144A 4.37% 12/21/65	2,595,000	2,426,325
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	566,000	549,727
#National Financial Partners 144A 9.00% 7/15/21	591,000	622,027

		10,166,107

Diversified Telecommunication Services–5.10%
#Altice 144A 7.75% 5/15/22	1,066,000	1,070,664
#Altice Financing 144A 6.50% 1/15/22	330,000	323,400
#Altice Finco 144A
8.125% 1/15/24	200,000	196,000

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Cincinnati Bell
8.375% 10/15/20	495,000	$522,225
8.75% 3/15/18	95,000	97,755
#Clearwire Communications 144A 14.75% 12/1/16	499,000	601,295
Embarq 7.995% 6/1/36	6,000,000	6,720,000
Frontier Communications
6.25% 9/15/21	405,000	408,037
6.875% 1/15/25	2,347,000	2,352,867
8.50% 4/15/20	275,000	308,000
9.25% 7/1/21	919,000	1,064,891
Intelsat Jackson Holdings
5.50% 8/1/23	200,000	199,530
6.625% 12/15/22	3,204,000	3,308,130
7.25% 10/15/20	315,000	333,506
7.50% 4/1/21	1,200,000	1,288,500
Intelsat Luxembourg
7.75% 6/1/21	1,560,000	1,569,750
8.125% 6/1/23	1,326,000	1,359,150
#Level 3 Communications 144A 5.75% 12/1/22	1,293,000	1,307,546
#Level 3 Escrow II 144A 5.375% 8/15/22	2,187,000	2,203,403
Level 3 Financing
6.125% 1/15/21	1,265,000	1,315,600
7.00% 6/1/20	1,335,000	1,413,431
8.125% 7/1/19	1,318,000	1,406,965
8.625% 7/15/20	617,000	668,674
Qwest 7.25% 9/15/25	340,000	405,714
Qwest Capital Funding
6.875% 7/15/28	124,000	125,240
7.75% 2/15/31	1,229,000	1,253,580
#UPCB Finance III 144A 6.625% 7/1/20	150,000	157,875
#UPCB Finance V 144A 7.25% 11/15/21	596,000	654,855
Virgin Media Secured Finance
#144A 5.375% 4/15/21	200,000	207,500
#144A 6.375% 4/15/23	680,000	715,700
Windstream
7.50% 6/1/22	314,000	314,393
7.75% 10/15/20	560,000	579,600
7.75% 10/1/21	88,000	90,200
7.875% 11/1/17	125,000	135,781

		34,679,757

Electric Utilities–0.43%
#InterGen 144A 7.00% 6/30/23	353,000	337,115
#RJS Power Holdings 144A 5.125% 7/15/19	390,000	387,075

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
#‡Texas Competitive Electric Holdings 144A 11.50% 10/1/20	3,115,000	$2,219,437

		2,943,627

Electrical Equipment–0.17%
#Artesyn Embedded Technologies 144A 9.75% 10/15/20	164,000	156,210
#Belden 144A 5.25% 7/15/24	213,000	205,545
#International Wire Group Holdings 144A 8.50% 10/15/17	775,000	815,687

		1,177,442

Electronic Equipment, Instruments & Components–0.32%
CDW
5.50% 12/1/24	335,000	336,256
6.00% 8/15/22	300,000	311,250
8.50% 4/1/19	225,000	238,219
Jabil Circuit 4.70% 9/15/22	337,000	337,000
#Sanmina 144A 4.375% 6/1/19	423,000	420,885
#Viasystems 144A 7.875% 5/1/19	529,000	560,740

		2,204,350

Energy Equipment & Services–1.03%
Basic Energy Services
7.75% 2/15/19	325,000	253,500
7.75% 10/15/22	801,000	616,770
#Exterran Partners 144A 6.00% 10/1/22	575,000	494,500
Key Energy Services 6.75% 3/1/21	890,000	560,700
#Ocean Rig UDW 144A 7.25% 4/1/19	414,000	293,940
Parker Drilling 7.50% 8/1/20	600,000	486,000
#Petroleum Geo-Services 144A 7.375% 12/15/18	600,000	507,000
Precision Drilling
6.50% 12/15/21	360,000	308,700
6.625% 11/15/20	385,000	348,425
#Seadrill 144A 6.625% 9/15/20	377,000	314,795
SESI 7.125% 12/15/21	500,000	482,500
#Trinidad Drilling 144A
7.875% 1/15/19	590,000	551,650
Unit 6.625% 5/15/21	2,015,000	1,813,500

		7,031,980

Food & Staples Retailing–1.08%
#Albertsons Holdings 144A 7.75% 10/15/22	2,092,000	2,154,760
CST Brands 5.00% 5/1/23	942,000	956,130
Ingles Markets 5.75% 6/15/23	560,000	563,702
New Albertsons 6.625% 6/1/28	390,000	312,000

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
New Albertsons (continued)
7.75% 6/15/26	320,000	$288,000
8.00% 5/1/31	55,000	50,050
8.70% 5/1/30	71,000	68,515
Rite Aid
6.75% 6/15/21	440,000	456,500
8.00% 8/15/20	600,000	644,250
9.25% 3/15/20	225,000	246,094
#Shearer’s Foods 144A 9.00% 11/1/19	142,000	155,490
Supervalu 7.75% 11/15/22	680,000	669,800
Tops Holding 8.875% 12/15/17	755,000	773,875

		7,339,166

Food Products–3.14%
ARAMARK Services 5.75% 3/15/20	850,000	881,875
#Bumble Bee Holdings 144A 9.00% 12/15/17	2,226,000	2,340,639
Darling Ingredients 5.375% 1/15/22	2,155,000	2,130,756
Heinz (H.J.) 4.25% 10/15/20	1,562,000	1,581,525
JBS USA Finance
#144A 5.875% 7/15/24	1,598,000	1,574,030
#144A 7.25% 6/1/21	2,614,000	2,705,490
#144A 7.25% 6/1/21	872,000	902,520
#144A 8.25% 2/1/20	896,000	947,520
#Nufarm Australia 144A 6.375% 10/15/19	574,000	580,457
#Post Holdings 144A 6.75% 12/1/21	1,209,000	1,175,753
Smithfield Foods
6.625% 8/15/22	1,562,000	1,640,100
7.75% 7/1/17	755,000	836,163
Sun Merger Sub
#144A 5.25% 8/1/18	1,177,000	1,200,540
#144A 5.875% 8/1/21	2,216,000	2,265,860
#Wells Enterprises 144A 6.75% 2/1/20	385,000	395,587
WhiteWave Foods 5.375% 10/1/22	189,000	195,143

		21,353,958

Gas Utilities–0.43%
AmeriGas Finance
6.75% 5/20/20	122,000	126,270
7.00% 5/20/22	1,357,000	1,411,280
AmeriGas Partners
6.25% 8/20/19	415,000	430,563
6.50% 5/20/21	27,000	27,810
NGL Energy Partners #144A 5.125% 7/15/19	199,000	191,289

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Gas Utilities (continued)
NGL Energy Partners (continued) #144A 6.875% 10/15/21	352,000	$348,480
Suburban Propane Partners
5.50% 6/1/24	300,000	290,250
7.375% 8/1/21	68,000	71,570

		2,897,512

Health Care Equipment & Supplies–1.57%
Alere 6.50% 6/15/20	442,000	447,525
Biomet
6.50% 8/1/20	1,632,000	1,750,320
6.50% 10/1/20	925,000	978,187
#~ConvaTec Finance International PIK 144A 8.25% 1/15/19	346,000	351,406
#ConvaTec Healthcare 144A 10.50% 12/15/18	2,000,000	2,112,500
#Halyard Health 144A 6.25% 10/15/22	235,000	239,113
Hologic 6.25% 8/1/20	820,000	856,900
Hospira 5.20% 8/12/20	71,000	76,263
Mallinckrodt International Finance
3.50% 4/15/18	72,000	69,930
4.75% 4/15/23	803,000	772,887
#144A 5.75% 8/1/22	1,069,000	1,099,734
#Milacron 144A 7.75% 2/15/21	740,000	758,500
Teleflex
#144A 5.25% 6/15/24	405,000	406,013
6.875% 6/1/19	720,000	754,200

		10,673,478

Health Care Providers & Services–5.34%
Acadia Healthcare
5.125% 7/1/22	410,000	405,900
6.125% 3/15/21	340,000	348,500
Amsurg
5.625% 11/30/20	500,000	513,750
#144A 5.625% 7/15/22	490,000	504,700
Centene 4.75% 5/15/22	170,000	170,637
Community Health Systems
5.125% 8/15/18	305,000	316,437
5.125% 8/1/21	700,000	729,750
6.875% 2/1/22	1,455,000	1,548,666
7.125% 7/15/20	810,000	864,675
8.00% 11/15/19	835,000	893,450
DaVita
5.75% 8/15/22	400,000	425,500
6.625% 11/1/20	450,000	473,906
DaVita HealthCare Partners 5.125% 7/15/24	660,000	674,437
#Envision Healthcare 144A 5.125% 7/1/22	550,000	547,250

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Fresenius Medical Care US Finance
#144A 5.75% 2/15/21	630,000	$674,887
#144A 6.50% 9/15/18	225,000	249,750
Fresenius Medical Care US Finance II
#144A 4.125% 10/15/20	385,000	388,850
#144A 4.75% 10/15/24	230,000	233,450
#144A 5.625% 7/31/19	176,000	188,760
#144A 5.875% 1/31/22	763,000	831,670
HCA
3.75% 3/15/19	444,000	445,665
4.25% 10/15/19	630,000	640,237
4.75% 5/1/23	255,000	260,100
5.00% 3/15/24	506,000	521,180
5.25% 4/15/25	705,000	737,606
5.875% 3/15/22	1,019,000	1,118,353
5.875% 5/1/23	445,000	470,031
6.50% 2/15/20	1,550,000	1,740,650
7.50% 2/15/22	1,415,000	1,620,175
8.00% 10/1/18	1,000,000	1,147,500
HCA Holdings 6.25% 2/15/21	470,000	501,725
HealthSouth 5.75% 11/1/24	164,000	171,380
IASIS Healthcare 8.375% 5/15/19	1,496,000	1,574,540
#inVentiv Health 144A 9.00% 1/15/18	325,000	333,125
LifePoint Hospitals
5.50% 12/1/21	495,000	508,613
6.625% 10/1/20	250,000	265,000
#MPH Acquisition Holdings 144A 6.625% 4/1/22	1,540,000	1,578,500
#National Mentor Holdings 144A 12.50% 2/15/18	229,000	237,988
Omnicare
4.75% 12/1/22	680,000	691,900
5.00% 12/1/24	450,000	463,500
Tenet Healthcare
4.375% 10/1/21	495,000	493,763
4.50% 4/1/21	996,000	1,002,225
4.75% 6/1/20	485,000	494,700
#144A 5.00% 3/1/19	551,000	553,066
#144A 5.50% 3/1/19	1,535,000	1,577,213
6.00% 10/1/20	658,000	708,225
6.25% 11/1/18	150,000	163,313
6.75% 2/1/20	115,000	121,469
8.00% 8/1/20	1,205,000	1,274,287
8.125% 4/1/22	1,825,000	2,044,000
United Surgical Partners International 9.00% 4/1/20	1,430,000	1,542,613
Universal Health Services #144A 3.75% 8/1/19	128,000	128,160

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Universal Health Services (continued)
#144A 4.75% 8/1/22	187,000	$187,234

		36,302,961

Health Care Technology–0.03%
#IMS Health 144A 6.00% 11/1/20	220,000	227,150

		227,150

Hotels, Restaurants & Leisure–3.68%
AMC Entertainment 5.875% 2/15/22	966,000	985,320
#BC ULC 144A 6.00% 4/1/22	485,000	499,550
#CCM Merger 144A 9.125% 5/1/19	260,000	274,300
Cedar Fair
5.25% 3/15/21	1,093,000	1,103,930
#144A 5.375% 6/1/24	265,000	264,006
Cinemark USA 5.125% 12/15/22	460,000	451,950
#Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.50% 7/1/19	391,000	365,585
#Graton Economic Development Authority 144A 9.625% 9/1/19	545,000	598,137
Hilton Worldwide Finance 5.625% 10/15/21	475,000	498,750
Isle of Capri Casinos
5.875% 3/15/21	300,000	306,000
8.875% 6/15/20	590,000	616,550
#Landry’s 144A 9.375% 5/1/20	725,000	772,125
MGM Resorts International
6.00% 3/15/23	750,000	757,500
6.75% 10/1/20	675,000	710,437
7.75% 3/15/22	3,362,000	3,731,820
8.625% 2/1/19	210,000	239,137
11.375% 3/1/18	250,000	296,875
MTR Gaming Group 11.50% 8/1/19	580,000	630,750
#NCL 144A 5.25% 11/15/19	474,000	479,925
Pinnacle Entertainment
6.375% 8/1/21	425,000	439,875
7.50% 4/15/21	345,000	361,384
8.75% 5/15/20	685,000	724,387
#Rivers Pittsburgh Borrower 144A 9.50% 6/15/19	372,000	396,180
Royal Caribbean Cruises 7.50% 10/15/27	50,000	56,500
Scientific Games International
#144A 7.00% 1/1/22	310,000	315,425
#144A 10.00% 12/1/22	1,510,000	1,391,087

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
#Seminole Hard Rock Entertainment 144A 5.875% 5/15/21	1,080,000	$1,074,600
#Shingle Springs Tribal Gaming Authority 144A 9.75% 9/1/21	480,000	540,000
#Six Flags Entertainment 144A 5.25% 1/15/21	1,000,000	1,005,000
Station Casinos 7.50% 3/1/21	1,000,000	1,030,000
#Studio City Finance 144A 8.50% 12/1/20	1,250,000	1,318,750
Vail Resorts 6.50% 5/1/19	106,000	109,909
#Viking Cruises 144A 8.50% 10/15/22	892,000	970,050
Wynn Las Vegas 5.375% 3/15/22	525,000	535,500
#Wynn Macau 144A 5.25% 10/15/21	1,278,000	1,207,710

		25,059,004

Household Durables–1.42%
#Brookfield Residential Properties 144A 6.125% 7/1/22	510,000	532,950
Horton (D.R.) 6.50% 4/15/16	57,000	60,420
Jarden 7.50% 5/1/17	650,000	715,000
K Hovnanian Enterprises
#144A 7.00% 1/15/19	183,000	175,337
#144A 7.25% 10/15/20	124,000	128,960
#144A 9.125% 11/15/20	356,000	380,920
11.875% 10/15/15	445,000	472,813
Lennar
4.50% 6/15/19	344,000	345,720
4.50% 11/15/19	336,000	334,320
6.95% 6/1/18	322,000	349,370
12.25% 6/1/17	245,000	292,775
M/I Homes 8.625% 11/15/18	513,000	534,803
Meritage Homes
7.00% 4/1/22	464,000	494,160
7.15% 4/15/20	230,000	248,400
#Serta Simmons Holdings 144A 8.125% 10/1/20	519,000	551,437
Spectrum Brands
#144A 6.125% 12/15/24	525,000	535,500
6.625% 11/15/22	333,000	353,813
6.75% 3/15/20	1,000,000	1,047,500
Standard Pacific
5.875% 11/15/24	285,000	286,425
8.375% 1/15/21	300,000	341,250
10.75% 9/15/16	193,000	219,537
#Taylor Morrison Communities 144A 7.75% 4/15/20	134,000	142,710
Toll Brothers Finance 6.75% 11/1/19	64,000	72,000

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Household Durables (continued)
WCI Communities 6.875% 8/15/21	725,000	$730,437
#Woodside Homes 144A 6.75% 12/15/21	320,000	320,000

		9,666,557

Independent Power & Renewable Electricity Producers–2.03%
AES
•3.234% 6/1/19	800,000	782,000
4.875% 5/15/23	190,000	189,525
5.50% 3/15/24	1,289,000	1,314,522
Calpine
5.375% 1/15/23	521,000	526,861
5.75% 1/15/25	520,000	527,150
#144A 5.875% 1/15/24	1,110,000	1,187,700
#144A 6.00% 1/15/22	500,000	535,000
#144A 7.875% 1/15/23	1,072,000	1,187,240
Dynegy 5.875% 6/1/23	400,000	382,000
Dynegy Finance I
#144A 6.75% 11/1/19	870,000	886,313
#144A 7.375% 11/1/22	870,000	886,313
#144A 7.625% 11/1/24	285,000	291,056
GenOn Energy 9.875% 10/15/20	1,414,000	1,399,860
NRG Energy
6.25% 7/15/22	250,000	256,875
#144A 6.25% 5/1/24	625,000	639,063
6.625% 3/15/23	939,000	981,255
7.875% 5/15/21	267,000	289,027
8.25% 9/1/20	1,000,000	1,072,500
RRI Energy 7.875% 6/15/17	450,000	450,000

		13,784,260

Insurance–0.41%
#A-S Co-Issuer Subsidiary 144A 7.875% 12/15/20	598,000	612,950
#Fidelity & Guaranty Life Holdings 144A 6.375% 4/1/21	527,000	555,985
#Liberty Mutual Group 144A 7.80% 3/15/37	837,000	983,475
#Onex USI Acquisition 144A 7.75% 1/15/21	661,000	647,780

		2,800,190

Internet & Catalog Retail–0.22%
IAC/InterActive 4.875% 11/30/18	105,000	107,363
NetFlix
5.375% 2/1/21	536,000	560,120
#144A 5.75% 3/1/24	785,000	820,325

		1,487,808

Internet Software & Services–0.45%
#eAccess 144A 8.25% 4/1/18	650,000	684,125

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Internet Software & Services (continued)
Equinix
4.875% 4/1/20	187,000	$187,000
5.375% 1/1/22	689,000	698,922
5.375% 4/1/23	500,000	502,500
5.75% 1/1/25	203,000	205,791
Zayo Group 10.125% 7/1/20	675,000	763,121

		3,041,459

IT Services–1.64%
CyrusOne 6.375% 11/15/22	294,000	315,315
First Data
#144A 6.75% 11/1/20	991,000	1,060,370
#144A 8.25% 1/15/21	1,195,000	1,284,625
#144A 8.875% 8/15/20	500,000	537,500
10.625% 6/15/21	340,000	386,750
11.25% 1/15/21	162,000	184,275
11.75% 8/15/21	850,000	979,625
12.625% 1/15/21	1,278,000	1,520,820
#~First Data PIK 144A 8.75% 1/15/22	673,589	727,476
Harland Clarke Holdings
#144A 9.25% 3/1/21	315,000	300,825
#144A 9.75% 8/1/18	1,405,000	1,492,813
iGATE 4.75% 4/15/19	335,000	336,675
#Sabre 144A 8.50% 5/15/19	72,000	77,310
SITEL
#144A 11.00% 8/1/17	443,000	443,000
11.50% 4/1/18	889,000	706,755
SunGard Data Systems
6.625% 11/1/19	290,000	294,350
7.625% 11/15/20	496,000	528,240

		11,176,724

Machinery–0.43%
Amsted Industries
#144A 5.00% 3/15/22	235,000	231,769
#144A 5.375% 9/15/24	200,000	195,500
#BlueLine Rental Finance 144A 7.00% 2/1/19	640,000	657,600
Briggs & Stratton 6.875% 12/15/20	500,000	540,000
Columbus McKinnon 7.875% 2/1/19	110,000	114,950
#Huber (J.M.) 144A 9.875% 11/1/19	170,000	187,850
#Zebra Technologies 144A 7.25% 10/15/22	951,000	1,000,928

		2,928,597

Marine–0.93%
#Bluewater Holding 144A 10.00% 12/10/19	1,800,000	1,629,000

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Marine (continued)
Martin Midstream Partners 7.25% 2/15/21	681,000	$643,545
#Navios Maritime Acquisition 144A 8.125% 11/15/21	446,000	437,080
Navios Maritime Holdings
#144A 7.375% 1/15/22	670,000	616,400
8.125% 2/15/19	125,000	110,625
#Navios South American Logistics 144A 7.25% 5/1/22	909,000	903,319
#Ridgebury Crude Tankers 144A 7.625% 3/20/17	474,000	479,925
Ultrapetrol Bahamas 8.875% 6/15/21	1,393,000	1,476,580

		6,296,474

Media–8.63%
Cablevision Systems
7.75% 4/15/18	88,000	97,130
8.00% 4/15/20	3,582,000	4,061,093
CCO Holdings
5.25% 9/30/22	675,000	675,844
6.50% 4/30/21	3,642,000	3,837,757
7.25% 10/30/17	340,000	354,195
8.125% 4/30/20	16,000	16,880
CCOH Safari
5.50% 12/1/22	399,000	405,983
5.75% 12/1/24	1,337,000	1,355,384
#Cequel Communications Holdings I 144A 5.125% 12/15/21	518,000	505,050
Clear Channel Worldwide Holdings
6.50% 11/15/22	1,982,000	2,051,370
6.50% 11/15/22	1,393,000	1,424,343
7.625% 3/15/20	2,768,000	2,927,160
7.625% 3/15/20	45,000	46,913
CSC Holdings 6.75% 11/15/21	360,000	399,150
DISH DBS
5.125% 5/1/20	425,000	429,250
5.875% 7/15/22	318,000	326,745
#144A 5.875% 11/15/24	3,403,000	3,428,523
6.75% 6/1/21	3,653,000	3,936,107
7.875% 9/1/19	180,000	204,750
#DreamWorks Animation SKG 144A 6.875% 8/15/20	380,000	391,400
Gannett
#144A 4.875% 9/15/21	265,000	263,675
5.125% 7/15/20	430,000	440,750
#144A 5.50% 9/15/24	265,000	266,325
6.375% 10/15/23	1,005,000	1,070,325
Gray Television 7.50% 10/1/20	1,230,000	1,273,050
iHeartMedia 9.00% 12/15/19	1,699,000	1,679,886

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
iHeartMedia (continued) 9.00% 3/1/21	691,000	$679,771
Lamar Media
5.00% 5/1/23	168,000	167,160
5.875% 2/1/22	50,000	52,125
Liberty Interactive 8.25% 2/1/30	380,000	412,300
#LIN Television 144A 5.875% 11/15/22	360,000	357,300
Live Nation Entertainment
#144A 5.375% 6/15/22	220,000	221,100
#144A 7.00% 9/1/20	445,000	471,700
#NAI Entertainment Holdings 144A 5.00% 8/1/18	176,000	181,280
Nexstar Broadcasting 6.875% 11/15/20	492,000	512,910
Nielsen Finance
4.50% 10/1/20	300,000	303,000
#144A 5.00% 4/15/22	609,000	615,090
#Nielsen Luxembourg 144A 5.50% 10/1/21	155,000	158,875
Numericable Group
#144A 6.00% 5/15/22	3,325,000	3,347,444
#144A 6.25% 5/15/24	1,106,000	1,115,677
Outfront Media Capital
#144A 5.25% 2/15/22	336,000	339,360
#144A 5.625% 2/15/24	330,000	332,475
#144A 5.875% 3/15/25	285,000	287,850
Quebecor Media 5.75% 1/15/23	240,000	246,600
#Radio One 144A 9.25% 2/15/20	205,000	179,375
#RCN Telecom Services 144A 8.50% 8/15/20	563,000	582,705
Regal Entertainment Group
5.75% 3/15/22	1,175,000	1,128,000
5.75% 6/15/23	550,000	517,000
Sinclair Television Group
5.375% 4/1/21	915,000	912,713
#144A 5.625% 8/1/24	415,000	403,587
6.125% 10/1/22	615,000	628,837
Sirius XM Radio
#144A 4.25% 5/15/20	202,000	199,475
#144A 4.625% 5/15/23	1,603,000	1,506,820
#144A 5.75% 8/1/21	550,000	565,125
#144A 5.875% 10/1/20	160,000	165,200
#144A 6.00% 7/15/24	688,000	706,920
Unitymedia Hessen
#144A 5.00% 1/15/25	666,000	669,330
#144A 5.50% 1/15/23	200,000	210,000
#Unitymedia KabelBW 144A 6.125% 1/15/25	358,000	370,530
Univision Communications #144A 5.125% 5/15/23	1,350,000	1,370,250

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Univision Communications (continued)
#144A 6.75% 9/15/22	2,776,000	$2,984,200
#144A 8.50% 5/15/21	350,000	374,500
Videotron
5.00% 7/15/22	124,000	126,790
#144A 5.375% 6/15/24	867,000	886,507
#VTR Finance 144A 6.875% 1/15/24	1,095,000	1,119,637
#WMG Acquisition 144A 6.75% 4/15/22	1,516,000	1,387,140

		58,665,696

Metals & Mining–4.93%
AK Steel 8.75% 12/1/18	520,000	547,950
Alcoa
5.125% 10/1/24	1,025,000	1,088,312
5.40% 4/15/21	508,000	550,917
5.72% 2/23/19	550,000	603,643
5.87% 2/23/22	519,000	574,915
5.90% 2/1/27	1,186,000	1,294,552
6.15% 8/15/20	449,000	505,441
6.75% 1/15/28	614,000	692,031
Aleris International
7.625% 2/15/18	80,000	80,900
7.875% 11/1/20	552,000	552,000
#APERAM 144A 7.75% 4/1/18	1,275,000	1,305,281
ArcelorMittal
6.75% 2/25/22	3,795,000	4,070,137
7.50% 10/15/39	1,080,000	1,123,200
10.35% 6/1/19	2,000,000	2,422,500
#BlueScope Steel Finance 144A 7.125% 5/1/18	402,000	418,080
Coeur Mining 7.875% 2/1/21	1,243,000	985,077
Commercial Metals
4.875% 5/15/23	155,000	148,800
6.50% 7/15/17	500,000	535,000
7.35% 8/15/18	460,000	499,100
#Constellium 144A 5.75% 5/15/24	600,000	525,000
First Quantum Minerals
#144A 6.75% 2/15/20	1,081,000	983,710
#144A 7.00% 2/15/21	491,000	444,355
#144A 7.25% 10/15/19	500,000	465,000
#144A 7.25% 5/15/22	670,000	604,675
FMG Resources August 2006 Pty
#144A 6.875% 2/1/18	415,556	378,156
#144A 6.875% 4/1/22	743,000	621,334
#144A 8.25% 11/1/19	1,125,000	1,027,969
Hecla Mining 6.875% 5/1/21	1,476,000	1,306,260
HudBay Minerals 9.50% 10/1/20	454,000	442,650
Kaiser Aluminum 8.25% 6/1/20	656,000	715,040

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
#KGHM International 144A 7.75% 6/15/19	262,000	$271,170
Lundin Mining
#144A 7.50% 11/1/20	575,000	570,687
#144A 7.875% 11/1/22	505,000	506,263
New Gold
#144A 6.25% 11/15/22	1,049,000	1,033,265
#144A 7.00% 4/15/20	328,000	329,722
Novelis 8.75% 12/15/20	1,473,000	1,568,745
#Prince Mineral Holding 144A 12.50% 12/15/19	390,000	399,750
Ryerson 9.00% 10/15/17	265,000	272,950
#Signode Industrial Group 144A 6.375% 5/1/22	435,000	426,300
Steel Dynamics
#144A 5.125% 10/1/21	215,000	219,031
5.25% 4/15/23	275,000	280,500
#144A 5.50% 10/1/24	275,000	282,563
6.125% 8/15/19	120,000	126,600
6.375% 8/15/22	695,000	740,175
7.625% 3/15/20	332,000	347,770
Taseko Mines 7.75% 4/15/19	685,000	619,925

		33,507,401

Multiline Retail–0.13%
#Neiman Marcus Group 144A 8.00% 10/15/21	702,000	745,875
Penney (J.C.) 8.125% 10/1/19	148,000	130,980

		876,855

Oil, Gas & Consumable Fuels–12.58%
Access Midstream Partners
4.875% 5/15/23	1,010,000	1,030,200
5.875% 4/15/21	621,000	650,497
6.125% 7/15/22	2,006,000	2,141,405
#Antero Resources 144A 5.125% 12/1/22	343,000	324,993
Antero Resources Finance
5.375% 11/1/21	725,000	704,156
6.00% 12/1/20	1,087,000	1,089,717
Atlas Pipeline Partners
4.75% 11/15/21	1,000,000	955,000
5.875% 8/1/23	364,000	362,180
6.625% 10/1/20	213,000	217,793
Baytex Energy
#144A 5.125% 6/1/21	542,000	463,410
#144A 5.625% 6/1/24	267,000	227,951
#Blue Racer Midstream 144A 6.125% 11/15/22	616,000	595,980
California Resources #144A 5.00% 1/15/20	697,000	608,133

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
California Resources (continued)
#144A 5.50% 9/15/21	1,074,000	$923,640
#144A 6.00% 11/15/24	972,000	826,200
Chesapeake Energy
4.875% 4/15/22	2,567,000	2,509,243
5.375% 6/15/21	340,000	341,487
5.75% 3/15/23	740,000	765,900
6.125% 2/15/21	542,000	571,810
7.25% 12/15/18	33,000	36,300
Chesapeake Oil Operating 6.625% 11/15/19	125,000	95,625
Cimarex Energy
4.375% 6/1/24	462,000	442,365
5.875% 5/1/22	594,000	620,730
#CITGO Petroleum 144A 6.25% 8/15/22	603,000	616,567
Cloud Peak Energy Resources 6.375% 3/15/24	300,000	280,500
#Compressco Partners 144A 7.25% 8/15/22	720,000	626,400
Comstock Resources
7.75% 4/1/19	1,253,000	895,895
9.50% 6/15/20	443,000	303,455
Concho Resources
5.50% 10/1/22	300,000	304,500
5.50% 4/1/23	120,000	121,164
6.50% 1/15/22	850,000	892,500
7.00% 1/15/21	400,000	421,000
CONSOL Energy
#144A 5.875% 4/15/22	1,060,000	991,100
6.375% 3/1/21	825,000	829,125
8.25% 4/1/20	275,000	286,344
Crestwood Midstream Partners
6.00% 12/15/20	143,000	137,637
6.125% 3/1/22	454,000	435,840
7.75% 4/1/19	500,000	515,000
Crosstex Energy 7.125% 6/1/22	165,000	188,747
Diamondback Energy 7.625% 10/1/21	742,000	728,087
Energy Transfer Equity
5.875% 1/15/24	2,112,000	2,154,240
7.50% 10/15/20	147,000	163,905
Energy XXI Gulf Coast
#144A 6.875% 3/15/24	429,000	232,733
7.50% 12/15/21	188,000	102,460
7.75% 6/15/19	445,000	271,450
9.25% 12/15/17	175,000	116,375
EP Energy
6.875% 5/1/19	129,000	131,580
7.75% 9/1/22	1,145,000	1,076,300
9.375% 5/1/20	1,108,000	1,124,620

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
EXCO Resources
7.50% 9/15/18	667,000	$513,173
8.50% 4/15/22	507,000	373,913
Genesis Energy
5.625% 6/15/24	429,000	388,245
5.75% 2/15/21	375,000	350,625
7.875% 12/15/18	315,000	319,725
#Global Partners 144A 6.25% 7/15/22	227,000	221,325
Halcon Resources
8.875% 5/15/21	400,000	303,000
9.25% 2/15/22	860,000	638,550
9.75% 7/15/20	251,000	189,505
Hiland Partners
#144A 5.50% 5/15/22	280,000	247,100
#144A 7.25% 10/1/20	1,000,000	955,000
Hilcorp Energy I
#144A 5.00% 12/1/24	995,000	876,844
#144A 7.625% 4/15/21	1,365,000	1,378,650
#144A 8.00% 2/15/20	673,000	689,825
Holly Energy Partners 6.50% 3/1/20	137,000	136,315
#Jones Energy Holdings 144A 6.75% 4/1/22	465,000	358,050
#Jupiter Resources 144A 8.50% 10/1/22	950,000	719,625
Kinder Morgan
#144A 5.00% 2/15/21	323,000	336,470
#144A 5.625% 11/15/23	323,000	346,340
Kodiak Oil & Gas
5.50% 1/15/21	210,000	211,575
5.50% 2/1/22	248,000	249,860
Linn Energy 6.50% 9/15/21	567,000	462,105
MarkWest Energy Partners
4.50% 7/15/23	256,000	247,680
4.875% 12/1/24	500,000	491,250
5.50% 2/15/23	1,250,000	1,271,875
6.25% 6/15/22	78,000	81,120
6.75% 11/1/20	344,000	359,480
MEG Energy
#144A 6.375% 1/30/23	580,000	520,550
#144A 6.50% 3/15/21	300,000	275,250
#144A 7.00% 3/31/24	265,000	241,150
#Memorial Resource Development 144A 5.875% 7/1/22	811,000	735,983
Murphy Oil USA 6.00% 8/15/23	95,000	99,750
Newfield Exploration
5.625% 7/1/24	694,000	690,096
5.75% 1/30/22	400,000	398,000
6.875% 2/1/20	100,000	102,000
Oasis Petroleum 6.875% 3/15/22	650,000	594,750

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Parker Drilling 6.75% 7/15/22	477,000	$362,520
Peabody Energy
6.25% 11/15/21	1,338,000	1,149,007
6.50% 9/15/20	75,000	65,437
Penn Virginia Resource Partners 6.50% 5/15/21	87,000	88,305
Pioneer Energy Services 6.125% 3/15/22	617,000	475,090
#Precision Drilling 144A 5.25% 11/15/24	631,000	523,730
QEP Resources
5.25% 5/1/23	733,000	689,020
5.375% 10/1/22	1,062,000	1,008,900
6.875% 3/1/21	1,335,000	1,375,050
Range Resources
5.00% 8/15/22	210,000	211,050
5.00% 3/15/23	210,000	211,050
5.75% 6/1/21	215,000	223,063
6.75% 8/1/20	10,000	10,450
Regency Energy Partners
4.50% 11/1/23	133,000	122,693
5.00% 10/1/22	360,000	342,000
5.50% 4/15/23	2,045,000	1,983,650
5.875% 3/1/22	500,000	501,250
6.50% 7/15/21	370,000	379,250
#Rockies Express Pipeline 144A 6.00% 1/15/19	250,000	251,875
Rose Rock Midstream 5.625% 7/15/22	297,000	279,180
Rosetta Resources
5.625% 5/1/21	1,025,000	943,103
5.875% 6/1/22	933,000	849,030
5.875% 6/1/24	771,000	690,045
#RSP Permian 144A 6.625% 10/1/22	246,000	230,010
Sabine Oil & Gas 9.75% 2/15/17	313,000	165,890
Sabine Pass Liquefaction
5.625% 2/1/21	400,000	395,000
5.625% 4/15/23	1,773,000	1,741,973
5.75% 5/15/24	490,000	483,263
6.25% 3/15/22	490,000	499,187
SandRidge Energy 7.50% 3/15/21	220,000	141,900
#Sea Trucks Group 144A 9.00% 3/26/18	1,250,000	906,250
SemGroup 7.50% 6/15/21	266,000	267,330
Seventy Seven Energy 6.50% 7/15/22	756,000	446,040
#Shelf Drilling Holdings 144A 8.625% 11/1/18	225,000	186,750
SM Energy 5.00% 1/15/24	530,000	461,100

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
SM Energy (continued)
6.50% 11/15/21	2,413,000	$2,352,675
6.50% 1/1/23	1,050,000	1,013,250
6.625% 2/15/19	772,000	760,420
Stone Energy 7.50% 11/15/22	1,054,000	911,710
Summit Midstream Holdings
5.50% 8/15/22	525,000	501,375
7.50% 7/1/21	185,000	195,175
Swift Energy
7.875% 3/1/22	843,000	440,467
8.875% 1/15/20	308,000	177,100
#Talos Production 144A 9.75% 2/15/18	480,000	439,200
Targa Resources Partners
5.25% 5/1/23	850,000	824,500
6.375% 8/1/22	54,000	54,945
6.875% 2/1/21	485,000	498,337
#Teine Energy 144A 6.875% 9/30/22	465,000	362,700
Tesoro 5.125% 4/1/24	230,000	228,563
Tesoro Logistics
#144A 5.50% 10/15/19	400,000	398,000
5.875% 10/1/20	1,656,000	1,668,420
6.125% 10/15/21	450,000	451,125
#144A 6.25% 10/15/22	384,000	384,960
Ultra Petroleum
#144A 5.75% 12/15/18	1,155,000	1,071,263
#144A 6.125% 10/1/24	679,000	587,335
Vanguard Natural Resources 7.875% 4/1/20	198,000	171,815
W&T Offshore 8.50% 6/15/19	1,030,000	679,800
Western Refining 6.25% 4/1/21	379,000	371,420
Whiting Petroleum 5.00% 3/15/19	875,000	822,500
WPX Energy
5.25% 1/15/17	137,000	139,055
5.25% 9/15/24	1,338,000	1,251,030
6.00% 1/15/22	3,416,000	3,304,980

		85,548,554

Paper & Forest Products–0.41%
#Cascades 144A 5.50% 7/15/22	665,000	664,169
Clearwater Paper
4.50% 2/1/23	180,000	176,400
#144A 5.375% 2/1/25	450,000	444,375
Louisiana-Pacific 7.50% 6/1/20	117,000	123,727
Mercer International
#144A 7.00% 12/1/19	167,000	169,087
#144A 7.75% 12/1/22	305,000	309,575
Resolute Forest Products 5.875% 5/15/23	75,000	71,625

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Paper & Forest Products (continued)
#Sappi Papier Holding Gmbh 144A 8.375% 6/15/19	200,000	$215,000
Unifrax I
#144A 7.50% 2/15/19	350,000	346,500
#144A 7.50% 2/15/19	280,000	277,200

		2,797,658

Personal Products–0.03%
Revlon Consumer Products 5.75% 2/15/21	194,000	194,970

		194,970

Pharmaceuticals–1.28%
#~Capsugel PIK 144A 7.00% 5/15/19	240,000	242,850
Catamaran 4.75% 3/15/21	185,000	185,463
Endo Finance
#144A 5.75% 1/15/22	675,000	676,687
#144A 7.00% 7/15/19	120,000	125,700
#144A 7.00% 12/15/20	365,000	384,619
#Grifols Worldwide Operations 144A 5.25% 4/1/22	480,000	492,096
Par Pharmaceutical 7.375% 10/15/20	600,000	630,000
#Prestige Brands 144A 5.375% 12/15/21	775,000	765,313
#Salix Pharmaceuticals 144A 6.00% 1/15/21	350,000	357,875
Valeant Pharmaceuticals International
#144A 5.625% 12/1/21	380,000	383,800
#144A 6.375% 10/15/20	1,200,000	1,258,500
#144A 6.75% 8/15/18	709,000	755,985
#144A 6.75% 8/15/21	245,000	256,944
#144A 6.875% 12/1/18	238,000	246,389
#144A 7.00% 10/1/20	875,000	927,500
#144A 7.25% 7/15/22	244,000	261,080
#144A 7.50% 7/15/21	717,000	777,049

		8,727,850

Professional Services–0.09%
FTI Consulting
6.00% 11/15/22	125,000	128,437
6.75% 10/1/20	480,000	505,200

		633,637

Real Estate Investment Trusts–0.39%
CNL Lifestyle Properties 7.25% 4/15/19	305,000	311,100
Crown Castle International
4.875% 4/15/22	400,000	404,750
5.25% 1/15/23	250,000	256,250
DuPont Fabros Technology 5.875% 9/15/21	445,000	455,569

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Iron Mountain
5.75% 8/15/24	590,000	$596,637
7.75% 10/1/19	346,000	371,950
8.375% 8/15/21	35,000	36,531
RHP Hotel Properties 5.00% 4/15/21	244,000	244,000

		2,676,787

Real Estate Management & Development–0.26%
CBRE Services 5.00% 3/15/23	945,000	970,421
Kennedy-Wilson 5.875% 4/1/24	304,000	305,520
#Mattamy Group 144A 6.50% 11/15/20	458,000	462,580

		1,738,521

Road & Rail–1.49%
#Ashtead Capital 144A 6.50% 7/15/22	625,000	667,187
Avis Budget Car Rental
#144A 5.125% 6/1/22	1,305,000	1,321,313
#144A 5.50% 4/1/23	280,000	287,000
9.75% 3/15/20	545,000	596,775
#CEVA Group 144A 4.00% 5/1/18	215,000	188,125
Hertz
5.875% 10/15/20	275,000	278,437
6.25% 10/15/22	95,000	96,425
6.75% 4/15/19	382,000	395,370
7.375% 1/15/21	870,000	917,850
#Jurassic Holdings III 144A 6.875% 2/15/21	755,000	705,925
PHI 5.25% 3/15/19	292,000	249,660
United Rentals North America
5.75% 7/15/18	103,000	107,893
5.75% 11/15/24	120,000	123,900
6.125% 6/15/23	1,943,000	2,049,865
7.375% 5/15/20	200,000	217,000
7.625% 4/15/22	267,000	294,901
8.375% 9/15/20	1,300,000	1,400,750
#XPO Logistics 144A 7.875% 9/1/19	247,000	259,350

		10,157,726

Semiconductors & Semiconductor Equipment–1.05%
Advanced Micro Devices
6.75% 3/1/19	845,000	798,525
7.75% 8/1/20	717,000	663,225
Amkor Technology
6.625% 6/1/21	165,000	164,175
7.375% 5/1/18	450,000	465,750
CommScope
#144A 5.00% 6/15/21	428,000	423,720
#144A 5.50% 6/15/24	564,000	558,360
#Entegris 144A 6.00% 4/1/22	202,000	205,535

LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Semiconductors & Semiconductor Equipment (continued)
Freescale Semiconductor
#144A 5.00% 5/15/21	490,000	$492,450
#144A 6.00% 1/15/22	263,000	275,493
8.05% 2/1/20	63,000	66,623
Micron Technology
#144A 5.50% 2/1/25	800,000	810,000
#144A 5.875% 2/15/22	181,000	190,503
NXP
#144A 3.50% 9/15/16	200,000	202,500
#144A 3.75% 6/1/18	420,000	422,100
#144A 5.75% 2/15/21	200,000	211,000
#144A 5.75% 3/15/23	200,000	211,000
Sensata Technologies
#144A 4.875% 10/15/23	435,000	435,000
#144A 5.625% 11/1/24	531,000	551,908

		7,147,867

Software–0.62%
Activision Blizzard
#144A 5.625% 9/15/21	270,000	284,175
#144A 6.125% 9/15/23	1,100,000	1,188,000
Audatex North America
#144A 6.00% 6/15/21	696,000	720,360
#144A 6.125% 11/1/23	189,000	196,087
#~Infor Software Parent PIK 144A 7.125% 5/1/21	402,000	395,970
Infor US 9.375% 4/1/19	535,000	574,456
#MSCI 144A 5.25% 11/15/24	255,000	264,563
#Nuance Communications 144A 5.375% 8/15/20	603,000	607,523

		4,231,134

Specialty Retail–1.08%
AutoNation 5.50% 2/1/20	100,000	109,793
#~Chinos Intermediate Holdings A PIK 144A 7.75% 5/1/19	228,000	202,350
Claire’s Stores
#144A 6.125% 3/15/20	1,074,000	955,860
8.875% 3/15/19	1,075,000	876,125
#144A 9.00% 3/15/19	2,417,000	2,392,830
#Guitar Center 144A 6.50% 4/15/19	433,000	374,545
L Brands 5.625% 10/15/23	500,000	542,500
Party City Holdings 8.875% 8/1/20	208,000	223,080
PC Nextco Holdings 8.75% 8/15/19	300,000	303,000
Penske Automotive Group 5.75% 10/1/22	130,000	135,525
QVC 5.125% 7/2/22	75,000	79,054
#Radio Systems 144A 8.375% 11/1/19	475,000	510,625

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Specialty Retail (continued)
Sally Holdings 5.50% 11/1/23	615,000	$644,213

		7,349,500

Textiles, Apparel & Luxury Goods–0.02%
PVH 4.50% 12/15/22	124,000	123,070

		123,070

Thrift & Mortgage Finance–0.09%
Nationstar Mortgage
6.50% 7/1/21	172,000	157,380
7.875% 10/1/20	338,000	326,170
9.625% 5/1/19	143,000	151,937

		635,487

Trading Companies & Distributors–0.45%
Aircastle
6.25% 12/1/19	318,000	337,080
7.625% 4/15/20	460,000	511,750
H&E Equipment Services 7.00% 9/1/22	811,000	838,371
HD Supply
#144A 5.25% 12/15/21	670,000	683,400
7.50% 7/15/20	676,000	711,490

		3,082,091

Wireless Telecommunication Services–3.89%
MetroPCS Wireless 6.625% 11/15/20	1,014,000	1,035,547
‡NII Capital 7.625% 4/1/21	2,354,000	447,260
NII International Telecom
#‡144A 7.875% 8/15/19	1,102,000	798,950
#‡144A 11.375% 8/15/19	402,000	291,450
#SBA Communications 144A 4.875% 7/15/22	683,000	659,095
SBA Telecommunications 5.75% 7/15/20	232,000	237,290
#SoftBank 144A 4.50% 4/15/20	1,165,000	1,151,894
Sprint
7.125% 6/15/24	437,000	408,595
7.25% 9/15/21	243,000	242,089
7.875% 9/15/23	2,217,000	2,199,707
Sprint Capital
6.90% 5/1/19	1,111,000	1,138,775
8.75% 3/15/32	1,633,000	1,588,093
Sprint Nextel
6.00% 11/15/22	1,190,000	1,099,263
#144A 7.00% 3/1/20	2,150,000	2,332,750
7.00% 8/15/20	1,250,000	1,256,250
#144A 9.00% 11/15/18	860,000	980,314
9.125% 3/1/17	334,000	368,218
11.50% 11/15/21	90,000	108,675
T-Mobile USA
5.25% 9/1/18	476,000	495,635

LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
T-Mobile USA (continued)
6.00% 3/1/23	414,000	$416,070
6.125% 1/15/22	451,000	459,456
6.25% 4/1/21	793,000	814,609
6.375% 3/1/25	414,000	421,659
6.464% 4/28/19	325,000	338,813
6.50% 1/15/24	129,000	132,547
6.625% 4/1/23	833,000	857,157
6.633% 4/28/21	591,000	608,730
6.731% 4/28/22	2,153,000	2,225,664
6.836% 4/28/23	1,089,000	1,128,476
#West 144A 5.375% 7/15/22	1,017,000	976,320
Wind Acquisition Finance #144A 4.75% 7/15/20	745,000	698,438
#144A 7.375% 4/23/21	595,000	563,049

		26,480,838

Total Corporate Bonds (Cost $606,707,156)		601,517,894

«SENIOR SECURED LOANS–5.28%
Albertson’s Holdings Tranche B4 1st Lien 5.50% 8/25/21	1,600,000	1,602,672
Alliance HealthCare Services Tranche B 4.25% 6/3/19	220,777	218,238
Alon USA Partners Tranche B 1st Lien 9.25% 11/13/18	70,778	71,530
Altice Financing 5.50% 7/1/19	396,000	391,052
American Casino & Entertainment Properties Tranche B 1st Lien 4.50% 7/3/19	320,125	318,124
Avago Technologies Tranche B 1st Lien 3.75% 5/6/21	471,630	470,944
Avaya Tranche B-3 4.65% 10/26/17	158,426	152,343
Avaya Tranche B6 6.50% 3/31/18	97,693	96,430
Axalta Coating Systems US Holdings 1st Lien 3.75% 2/1/20	361,630	353,211
AZ Chem US 2nd Lien 7.50% 6/12/22	174,000	171,209
Calpine Tranche B3 1st Lien 4.00% 10/9/19	498,724	493,989

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Carestream Health Tranche B 5.00% 6/7/19	179,443	$179,069
CDW 3.25% 4/29/20	196,501	191,032
CEVA Group Canadian 6.50% 3/19/21	8,312	7,778
CEVA Group Dutch 6.50% 3/19/21	48,207	45,110
CEVA Group Pre-Funded L 6.50% 3/19/21	46,059	43,100
CEVA Group Tranche B 6.50% 3/19/21	66,493	62,220
Chrysler Group Tranche B 1st Lien 3.50% 5/24/17	683,240	680,924
Cincinnati Bell Tranche B 1st Lien 4.00% 9/10/20	316,000	313,630
Clear Channel Communications Tranche D 6.91% 1/30/19	2,982,692	2,819,166
Clear Channel Communications Tranche E 1st Lien 7.66% 7/30/19	850,642	815,153
Dell Tranche B 4.50% 4/29/20	1,066,230	1,065,564
Delta Air Lines Tranche B1 3.25% 10/18/18	980,000	963,374
Dex Media (RH Donnelley) 1st Lien 9.75% 12/31/16	404,007	292,064
Dole Food Tranche B 4.50% 11/1/18	776,000	768,562
Ducommun Tranche B1 1st Lien 4.75% 6/28/17	59,211	59,359
EMI Music Publishing Tranche B 1st Lien 3.75% 6/29/18	89,581	88,235
Energy Future Intermediate Holding 1st Lien 4.25% 6/19/16	305,118	305,596
Entercom Radio Tranche B2 4.00% 11/23/18	69,867	69,692
Fieldwood Energy 2nd Lien 8.375% 9/30/20	720,000	531,450
First Data Tranche B1 3.66% 9/24/18	213,043	208,889
Floatel International Tranche B 1st Lien 6.00% 6/13/20	389,366	317,333
Formula One Tranche B 2nd Lien 7.75% 7/29/22	825,000	806,437

LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Freedom Group Operating Tranche B 5.50% 4/19/19	338,868	$331,244
Freescale Semiconductor Tranche B4 4.25% 3/1/20	294,772	288,601
Freescale Semiconductor Tranche B5 5.00% 1/15/21	562,875	563,156
Go Daddy Tranche B 1st Lien 4.75% 5/13/21	403,970	401,783
Harland Clarke Holdings Tranche B 5.48% 6/30/17	66,179	66,042
Heinz (H.J.) Tranche B2 1st Lien 3.50% 6/5/20	1,545,402	1,538,780
Intrawest Tranche 1st Lien 5.50% 12/9/20	274,862	275,090
Inventiv Health Tranche B4 1st Lien 7.75% 5/15/18	288,875	288,634
J Crew Group Tranche B 1st Lien 4.00% 3/5/21	958,793	906,059
McGraw- Hill Global Education 1st Lien 5.75% 3/22/19	190,861	190,563
MEG Energy Tranche B 3.75% 3/31/20	111,269	106,586
Ocean Rig (Drillship) Tranche B 1st Lien 5.50% 7/25/21	367,930	298,023
OCI Beaumont Tranche B3 1st Lien 5.00% 8/20/19	118,614	117,650
Penney (J.C.) 1st Lien 6.00% 5/22/18	1,083,500	1,065,893
Pinnacle Foods Tranche H 1st Lien 3.00% 4/29/20	493,750	479,710
Quickrete 2nd Lien 7.00% 3/30/21	77,775	77,483
Radio One Tranche B 7.50% 3/31/16	194	193
Realogy 4.25% 10/10/16	10,610	10,510
Rite Aid 2nd Lien 4.875% 6/21/21	1,038,889	1,041,486
Rite Aid Tranche 1 2nd Lien 5.75% 8/21/20	155,000	155,840
ROC Finance 1st Lien 5.00% 3/29/19	910,362	850,428

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Sabine Oil & Gas 2nd Lien 8.75% 4/7/18	466,667	$361,667
Scientific Games International 6.00% 10/18/20	322,373	318,585
Sears Tranche B 5.50% 6/30/18	806,850	778,409
Serta Simmons Holdings Tranche B 1st Lien 4.25% 10/1/19	387,113	381,790
Shelf Drilling MidCo 1st Lien 10.00% 10/8/18	300,000	226,500
Shingle Springs Tribal Gaming Authority Tranche B 6.25% 8/29/19	360,938	362,742
Stallion Oilfield Holdings 8.00% 6/19/18	257,015	220,069
Summit Materials Tranche B 5.00% 1/30/19	170,648	170,719
Supervalu 1st Lien 4.50% 3/21/19	1,544,760	1,522,346
Syniverse Holdings 1st Lien 4.00% 4/23/19	512,877	500,055
Texas Competitive Electric Holdings
3.75% 5/5/16	436,921	439,067
4.65% 10/10/17	4,955,000	3,219,340
Tribune Tranche B 1st Lien 4.00% 12/27/20	553,268	546,527
Univision Communications 1st Lien 4.00% 3/1/20	206,305	202,179
Univision Communications Tranche C4 4.00% 3/1/20	862,136	844,894
UPC Broadband Holding Tranche AH 3.25% 6/30/21	170,000	166,246
@Vertis 11.50% 12/20/15	243,194	912
Visant Tranche 1st Lien 7.00% 9/23/21	324,188	316,083
Wabash National Tranche B1 1st Lien 4.50% 5/8/19	131,850	132,180
Weather Channel 1st Lien 3.50% 2/13/17	510,000	498,979
WMG Acquisition 1st Lien 3.75% 7/1/20	322,550	311,261
XO Communications 4.25% 3/19/21	191,056	188,190

LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Zayo Group Tranche B 1st Lien 4.00% 7/2/19	197,972	$196,396

Total Senior Secured Loans (Cost $37,790,964)		35,932,369

	Number of Shares
COMMON STOCK–0.10%
†Dynegy	2,750	83,463
†@=Escrow Dynegy Holdings	1,000,000	0
†@=General Maritime	85	663
†@Motors Liquidation	425,000	43
†@Motors Liquidation	400,000	40
†@Motors Liquidation	325,000	33
@Newpage Holdings	6,426	565,488

Total Common Stock (Cost $818,180)		649,730

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.46%
#Ally Financial 144A 7.00%	1,442	$1,448,624
•Bank of America 8.125%	250,000	270,937
•Hartford Financial Services Group 7.875%	5,600	167,776
•XL Group 3.351%	1,505	1,255,264

Total Preferred Stock (Cost $2,846,288)		3,142,601

WARRANT–0.00%
@=General Maritime exercise price $42.50, expiration date 5/17/17	132	0

Total Warrant (Cost $0)		0

MONEY MARKET FUND–4.15%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	28,202,556	28,202,556

Total Money Market Fund (Cost $28,202,556)		28,202,556

TOTAL VALUE OF SECURITIES–98.42% (Cost $676,365,144)	669,445,150
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.58%	10,749,750

NET ASSETS APPLICABLE TO 61,380,862 SHARES OUTSTANDING–100.00%	$680,194,900

NET ASSET VALUE–LVIP JP MORGAN HIGH YIELD FUND STANDARD CLASS ($526,920,065 / 47,547,408 Shares)	$11.082

NET ASSET VALUE–LVIP JP MORGAN HIGH YIELD FUND SERVICE CLASS ($153,274,835 / 13,833,454 Shares)	$11.080

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$680,258,367
Undistributed net investment income	3,338,455
Accumulated net realized gain on investments.	3,518,072
Net unrealized depreciation of investments.	(6,919,994)

Total net assets	$680,194,900

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $225,222,743, which represents 33.11% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

«	Includes $844,752 payable for securities purchased and $230,926 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $567,179, which represents 0.08% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $663, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

LVIP JPMorgan High Yield Fund–21

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2014.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

PIK–Payment-in-kind

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund

Statement of Operations

Year Ended December 31, 2014

LVIP JPMorgan High Yield Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Interest	$36,366,516
Dividends	408,190

36,774,706

EXPENSES:
Management fees	3,991,873
Distribution fees-Service Class	384,875
Accounting and administration expenses	149,264
Pricing fees	74,346
Reports and statements to shareholders	58,425
Professional fees	46,040
Trustees’ fees and expenses	12,357
Custodian fees	12,034
Consulting fees	2,242
Other	7,354

4,738,810
Less management fees waived	(186,823)

Total operating expenses	4,551,987

NET INVESTMENT INCOME	32,222,719

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	3,612,117
Foreign currencies	23

Net realized gain	3,612,140
Net change in unrealized appreciation (depreciation) of investments	(21,448,110)

NET REALIZED AND UNREALIZED LOSS	(17,835,970)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,386,749

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$32,222,719	$24,074,131
Net realized gain	3,612,140	2,257,320
Net change in unrealized appreciation (depreciation)	(21,448,110)	526,720

Net increase in net assets resulting from operations	14,386,749	26,858,171

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(22,657,113)	(18,488,544)
Service Class	(6,227,174)	(6,519,568)
Net realized gain:
Standard Class	(1,657,519)	(57,907)
Service Class	(487,245)	(22,017)

	(31,029,051)	(25,088,036)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	136,880,024	191,826,149
Service Class	72,544,514	81,501,512
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	24,314,632	18,546,451
Service Class	6,714,419	6,541,585

	240,453,589	298,415,697

Cost of shares redeemed:
Standard Class	(25,797,324)	(13,193,513)
Service Class	(72,178,110)	(70,304,495)

	(97,975,434)	(83,498,008)

Increase in net assets derived from capital share transactions	142,478,155	214,917,689

NET INCREASE IN NET ASSETS	125,835,853	216,687,824
NET ASSETS:
Beginning of year	554,359,047	337,671,223

End of year	$680,194,900	$554,359,047

Undistributed net investment income	$3,338,455	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	5/3/10[1] to 12/31/10

Net asset value, beginning of period	$11.304	$11.123	$10.139	$10.372	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.609	0.639	0.681	0.682	0.497
Net realized and unrealized gain (loss)	(0.290)	0.090	0.825	(0.402)	0.185

Total from investment operations	0.319	0.729	1.506	0.280	0.682

Less dividends and distributions from:
Net investment income	(0.502)	(0.546)	(0.522)	(0.513)	(0.310)
Net realized gain	(0.039)	(0.002)	—	—	—

Total dividends and distributions	(0.541)	(0.548)	(0.522)	(0.513)	(0.310)

Net asset value, end of period	$11.082	$11.304	$11.123	$10.139	$10.372

Total return[3]	2.84%	6.57%	14.93%	2.78%	6.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$526,920	$404,998	$207,465	$90,518	$52,808
Ratio of expenses to average net assets	0.67%	0.71%	0.75%	0.79%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.73%	0.75%	0.79%	0.86%
Ratio of net investment income to average net assets	5.23%	5.55%	6.22%	6.45%	7.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.20%	5.53%	6.22%	6.45%	7.33%
Portfolio turnover	37%	33%	36%	57%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	5/3/10[1] to 12/31/10

Net asset value, beginning of period	$11.302	$11.122	$10.143	$10.370	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.579	0.609	0.652	0.647	0.490
Net realized and unrealized gain (loss)	(0.289)	0.090	0.825	(0.392)	0.174

Total from investment operations	0.290	0.699	1.477	0.255	0.664

Less dividends and distributions from:
Net investment income	(0.473)	(0.517)	(0.498)	(0.482)	(0.294)
Net realized gain	(0.039)	(0.002)	—	—	—

Total dividends and distributions	(0.512)	(0.519)	(0.498)	(0.482)	(0.294)

Net asset value, end of period	$11.080	$11.302	$11.122	$10.143	$10.370

Total return[3]	2.58%	6.31%	14.63%	2.54%	6.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$153,275	$149,361	$130,206	$78,859	$3,396
Ratio of expenses to average net assets	0.92%	0.96%	1.00%	1.04%	1.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.98%	1.00%	1.04%	1.11%
Ratio of net investment income to average net assets	4.98%	5.30%	5.97%	6.20%	7.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.95%	5.28%	5.97%	6.20%	7.08%
Portfolio turnover	37%	33%	36%	57%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP JPMorgan High Yield Fund–26

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $250 million. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

J.P. Morgan Investment Management, Inc. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$24,905
Legal fees	6,887

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$343,446
Distribution fees payable to LFD	32,622

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$356,365,947
Sales	219,231,850

LVIP JPMorgan High Yield Fund–27

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$676,474,018

Aggregate unrealized appreciation	$ 12,599,946
Aggregate unrealized depreciation	(19,628,814)

Net unrealized depreciation	$ (7,028,868)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$601,517,894	$—	$601,517,894
Senior Secured Loans	—	35,932,369	—	35,932,369
Common Stock
Automobiles	—	—	116	116
Independent Power & Renewable Electricity Producers	83,463	—	—	83,463
Oil, Gas & Consumable Fuels	—	—	663	663
Paper & Forest Products	—	—	565,488	565,488
Preferred Stock	167,776	2,974,825	—	3,142,601
Warrant	—	—	—	—
Money Market Fund	28,202,556	—	—	28,202,556

Total	$28,453,795	$640,425,088	$566,267	$669,445,150

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP JPMorgan High Yield Fund–28

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$29,105,660	$25,088,036
Long-term capital gain	1,923,391	—

Total	$31,029,051	$25,088,036

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$680,258,367
Undistributed ordinary income	3,782,562
Undistributed long-term capital gains	3,182,839
Unrealized depreciation	(7,028,868)

Net assets	$680,194,900

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$23	$(23)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	11,733,304	16,677,840
Service Class	6,222,244	7,096,476
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,197,522	1,643,482
Service Class	606,811	579,739

	20,759,881	25,997,537

Shares redeemed:
Standard Class	(2,211,056)	(1,146,013)
Service Class	(6,211,174)	(6,168,027)

	(8,422,230)	(7,314,040)

Net increase	12,337,651	18,683,497

7. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC. and/or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

LVIP JPMorgan High Yield Fund–29

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

7. Credit and Market Risk (continued)

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan High Yield Fund–30

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP JPMorgan High Yield Fund

We have audited the accompanying statement of net assets of the LVIP JPMorgan High Yield Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP JPMorgan High Yield Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 3, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP JPMorgan High Yield Fund–31

LVIP JPMorgan High Yield Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
6.20%	93.80%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver on assets over $250 million through April 30, 2015. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

LVIP JPMorgan High Yield Fund–32

LVIP JPMorgan High Yield Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JP Morgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JP Morgan under the subadvisory agreement. The Board reviewed the services provided by JP Morgan, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar High Yield Bond funds category and the Barclays Capital US High Yield 2% Issuer Cap TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods. The Board noted LIAC’s statement that longer-term underperformance was primarily driven by the Fund’s overweight position in bank loans and lower rated bonds, and that recent performance had improved. The Board considered LIAC’s statement that it remained confident in the subadviser and the quality bias of the Fund. The Board concluded that the services provided by JP Morgan were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains a breakpoint, and noted that the subadvisory fee schedule was the same as a similar fund sub-advised by JP Morgan and higher than another similar funds sub-advised by JP Morgan. The Board considered that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board noted JP Morgan’s statement that it was not aware of other benefits from its relationship to the Fund and that it does not utilize soft dollars for sub-advised clients. The Board noted the subadvisory fee schedules were negotiated between LIAC and JP Morgan, an unaffiliated third party, and that LIAC compensated JP Morgan from its fees.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP JPMorgan High Yield Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP JPMorgan High Yield Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP JPMorgan High Yield Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus.

To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP JPMorgan High Yield Fund–36

LVIP Managed Risk American Allocation Target Risk Funds

LVIP Managed Risk American Balanced Allocation Fund

LVIP Managed Risk American Growth Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP Managed Risk American Allocation Target Risk Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Managed Risk American Allocation Target Risk Funds

2014 Annual Report Commentary (unaudited)

Managed by:

The LVIP Managed Risk American Balanced Allocation Fund returned 5.49% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the Balanced Blended Composite1, returned 6.72%; and its broad-based benchmark indexes, the Wilshire 5000 Total Market IndexSM2, returned 12.71% and the Barclays Capital U.S. Aggregate Bond Index3 returned 5.97%.

The LVIP Managed Risk American Growth Allocation Fund returned 2.56% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the Growth Blended Composite4, returned 6.47%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 12.71%.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index5 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index6 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index7 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index delivered healthy returns during the year as it gained 5.97%.

The equity portion of the LVIP Managed Risk American Allocation Funds generally underperformed the equity portion of their respective composite benchmarks during 2014. Exposure to the American Funds Insurance Series® (“AFIS”) Growth-Income FundSM and American Funds AMCAP Fund® detracted from results relative to the Index. Positive contributors included the AFIS Global Small Capitalization FundSM.

The fixed income portion of the LVIP Managed Risk American Allocation Funds generally underperformed the fixed income portion of their respective composite benchmarks during 2014. Detractors included the AFIS High-Income Bond FundSM and the American Funds Intermediate Bond Fund of America®.

The risk management strategy generally detracted from results in the LVIP Managed Risk American Allocation Funds during 2014. The risk management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. At points during the 3rd and 4th quarters of 2014 when the equity markets were volatile, the risk management strategy successfully reduced the Funds’ overall volatility.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Managed Risk American Allocation Target Risk Funds–1

LVIP Managed Risk American Allocation Target Risk Funds

2014 Annual Report Commentary (continued)

LVIP Managed Risk American Balanced

Allocation Fund

Growth of $10,000 invested 3/16/12 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk American Balanced Allocation Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,192 for the Service Class shares and to $12,310 for the Standard Class shares. For comparison, look at how the Balanced Blended Composite, the Wilshire 5000 Total Market IndexSM and the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $12,490, $15,476 and $10,824, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 5.49%
Inception (3/16/12)	+ 7.71%

Service Class Shares
One Year	+ 5.13%
Inception (3/16/12)	+ 7.34%

LVIP Managed Risk American Growth

Allocation Fund

Growth of $10,000 invested 3/16/12 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk American Growth Allocation Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,369 for the Service Class shares and to $12,488 for the Standard Class shares. For comparison, look at how the Growth Blended Composite and the Wilshire 5000 Total Market IndexSM did over the same period. The same $10,000 investment would have increased to $13,071 and $15,476, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 2.56%
Inception (3/16/12)	+ 8.27%

Service Class Shares
One Year	+ 2.20%
Inception (3/16/12)	+ 7.90%

LVIP Managed Risk American Allocation Target Risk Funds–2

LVIP Managed Risk American Allocation Target Risk Funds

2014 Annual Report Commentary (continued)

1.

The Balanced Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Balanced Blended Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Bond Index, 35% Wilshire 5000 Total Market indexSM, 13% MSCI EAFE® NR Index and 2% MSCI Emerging Markets NR Index.

2.

The Wilshire 5000 Total Market IndexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

3.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

4.

The Growth Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation ( LIAC), the Fund’s adviser. The Growth Blended Composite is constricted as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

5.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

6.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Managed Risk American Allocation Target Risk Funds–3

LVIP Managed Risk American Allocation Target Risk Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LVIP Managed Risk American Balanced

Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,000.30	0.27%	$1.36
Service Class Shares	1,000.00	998.60	0.62%	3.12
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.08	0.62%	3.16

LVIP Managed Risk American Growth Allocation Fund Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$981.90	0.26%	$1.30
Service Class Shares	1,000.00	980.20	0.61%	3.04
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.89	0.26%	$1.33
Service Class Shares	1,000.00	1,022.13	0.61%	3.11

*	Expenses Paid During Period are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests significantly all its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements of the Underlying Funds can be found at www.sec.gov.

LVIP Managed Risk American Allocation Target Risk Funds–4

LVIP Managed Risk American Allocation Target Risk Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2014

LVIP Managed Risk American Balanced Allocation Fund

Security Type/Sector	Percentage of Net Assets

Investment Companies	99.61%
Asset Allocation Fund	19.14%
Equity Funds	21.17%
Fixed Income Funds	41.94%
International Equity Funds	11.47%
International Fixed Income Fund	2.92%
Money Market Fund	2.97%
Total Value of Securities	99.61%

Receivables and Other Assets Net of Liabilities	0.39%

Total Net Assets	100.00%

LVIP Managed Risk American Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets

Investment Companies	99.89%
Asset Allocation Fund	16.33%
Equity Funds	28.98%
Fixed Income Funds	22.51%
International Equity Funds	25.73%
International Fixed Income Fund	2.93%
Money Market Fund	3.41%
Total Value of Securities	99.89%

Receivables and Other Assets Net of Liabilities	0.11%

Total Net Assets	100.00%

LVIP Managed Risk American Allocation Target Risk Funds–5

LVIP Managed Risk American Balanced Allocation Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.61%
Asset Allocation Fund–19.14%
²American Funds® – Capital Income Builder	6,059,793	$360,981,860

		360,981,860

Equity Funds–21.17%
²American Funds® –
AMCAP Fund	5,171,452	145,472,953
American Mutual Fund	4,402,054	163,536,306
✢American Funds Insurance Series® –
Growth-Income Fund	1,713,071	90,381,620

		399,390,879

Fixed Income Funds–41.94%
²American Funds® –
Intermediate Bond Fund of America	8,157,855	110,212,622
✢American Funds Insurance Series® –
Bond Fund	38,270,703	424,039,392
High-Income Bond Fund	6,909,004	72,820,901
Mortgage Bond Fund	8,592,872	91,943,729
U.S. Government/AAA-Rated Securities Fund	7,425,885	92,080,977

		791,097,621

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds–11.47%
²American Funds® –
EuroPacific Growth Fund	1,880,201	$88,538,685
New Perspective Fund	988,769	35,882,422
✢American Funds Insurance Series® –
Global Growth Fund	651,791	17,911,213
Global Small Capitalization Fund	2,838,020	74,043,948

		216,376,268

International Fixed Income Fund–2.92%
✢American Funds Insurance Series® –
Global Bond Fund	4,676,880	55,046,882

		55,046,882

Money Market Fund–2.97%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	56,084,741	56,084,741

		56,084,741

Total Investment Companies (Cost $1,805,568,011)		1,878,978,251

TOTAL VALUE OF SECURITIES–99.61% (Cost $1,805,568,011)	1,878,978,251
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.39%	7,291,356

NET ASSETS APPLICABLE TO 168,101,270 SHARES OUTSTANDING–100.00%	$1,886,269,607

NET ASSET VALUE–LVIP MANAGED RISK AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($552,552 / 49,232 Shares)	$11.223
NET ASSET VALUE–LVIP MANAGED RISK AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($1,885,717,055 / 168,052,038 Shares)	$11.221
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$1,793,862,631
Net realized gain on investments	14,493,710
Net unrealized appreciation of investments and derivatives.	77,913,266

Total net assets	$1,886,269,607

² Class	R-6 shares.

✢ Class	1 shares.

« Includes	$4,406,473 cash pledged as collateral for futures contracts, $780,288 foreign currencies due to broker, $402,425 payable for investment companies purchased and $136,333 payable for fund shares redeemed as of December 31, 2014.

LVIP Managed Risk American Allocation Target Risk Funds–6

LVIP Managed Risk American Balanced Allocation Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
325	British Pound Currency	$31,861,862	$31,626,563	3/17/15	$(235,299)
274	E-mini MSCI Emerging Markets Index	12,833,264	13,120,490	3/24/15	287,226
74	E-mini Russell 2000 Index	8,569,345	8,885,180	3/24/15	315,835
1,025	E-mini S&P 500 Index	103,734,510	105,185,500	3/24/15	1,450,990
59	E-mini S&P MidCap 400 Index	8,347,137	8,546,740	3/24/15	199,603
91	Euro Currency	14,096,689	13,771,713	3/17/15	(324,976)
383	Euro STOXX 50 Index	13,750,972	14,519,861	3/24/15	768,889
329	FTSE 100 Index	31,314,444	33,441,744	3/24/15	2,127,300
28	Japanese Yen Currency	2,942,343	2,922,150	3/17/15	(20,193)
20	Nikkei 225 Index (OSE)	2,980,267	2,913,918	3/13/15	(66,349)

		$230,430,833			$4,503,026

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–7

LVIP Managed Risk American Growth Allocation Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.89%
Asset Allocation Fund–16.33%
²American Funds® – Capital Income Builder	10,335,205	$615,668,192

		615,668,192

Equity Funds–28.98%
²American Funds® –
AMCAP Fund	12,970,526	364,860,899
American Mutual Fund	9,813,924	364,587,286
✢American Funds Insurance Series® – Growth-Income Fund	6,874,399	362,693,306

		1,092,141,491

Fixed Income Funds–22.51%
²American Funds® – Intermediate Bond Fund of America	10,913,372	147,439,653
✢American Funds Insurance Series® –
Bond Fund	40,071,490	443,992,109
High-Income Bond Fund	13,872,516	146,216,316
Mortgage Bond Fund	10,347,971	110,723,293

		848,371,371

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds–25.73%
²American Funds® –
EuroPacific Growth Fund	9,054,311	$426,367,499
New Perspective Fund	5,951,898	215,994,392
✢American Funds Insurance Series® –
Global Growth Fund	1,307,831	35,939,204
Global Small Capitalization Fund	7,118,225	185,714,489
New World Fund	5,105,314	105,782,110

		969,797,694

International Fixed Income Fund–2.93%
✢American Funds Insurance Series® – Global Bond Fund	9,385,307	110,465,058

		110,465,058

Money Market Fund–3.41%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	128,644,434	128,644,434

		128,644,434

Total Investment Companies (Cost $3,605,487,332)		3,765,088,240

TOTAL VALUE OF SECURITIES–99.89% (Cost $3,605,487,332)	3,765,088,240
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	4,108,251

NET ASSETS APPLICABLE TO 325,725,334 SHARES OUTSTANDING–100.00%	$3,769,196,491

NET ASSET VALUE–LVIP MANAGED RISK AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($877,916 / 75,852 Shares)	$11.574
NET ASSET VALUE–LVIP MANAGED RISK AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($3,768,318,575 / 325,649,482 Shares)	$11.572
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$3,604,754,307
Net realized gain on investments	6,598,408
Net unrealized appreciation of investments and derivatives	157,843,776

Total net assets	$3,769,196,491

² Class	R-6 shares.

✢ Class	1 shares.

« Includes	$11,272,518 cash pledged as collateral for futures contracts, $1,979,284 foreign currencies due to broker, $2,046,731 payable for investment companies purchased and $2,058,833 payable for fund shares redeemed as of December 31, 2014.

LVIP Managed Risk American Allocation Target Risk Funds–8

LVIP Managed Risk American Growth Allocation Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
451	British Pound Currency	$43,832,504	$43,887,937	3/17/15	$55,433
524	E-mini MSCI Emerging Markets Index	25,069,306	25,091,740	3/24/15	22,434
85	E-mini Russell 2000 Index	10,293,847	10,205,950	3/24/15	(87,897)
1,259	E-mini S&P 500 Index	130,668,930	129,198,580	3/24/15	(1,470,350)
102	E-mini S&P MidCap 400 Index	14,978,584	14,775,720	3/24/15	(202,864)
157	Euro Currency	23,879,442	23,759,988	3/17/15	(119,454)
14	Euro STOXX 50 Index	528,325	530,752	3/24/15	2,427
423	FTSE 100 Index	42,916,186	42,996,528	3/24/15	80,342
84	Japanese Yen Currency	8,803,109	8,766,450	3/17/15	(36,659)
1	Nikkei 225 Index (OSE)	146,116	145,696	3/13/15	(420)

		$301,116,349			$(1,757,008)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–9

LVIP Managed Risk American Allocation Target Risk Funds

Statements of Operations

Year Ended December 31, 2014

	LVIP Managed Risk American	LVIP Managed Risk American
	Balanced Allocation	Growth Allocation
	Fund	Fund
INVESTMENT INCOME:
Dividends from investment companies	$39,000,911	$71,185,469

EXPENSES:
Distribution expenses-Service Class	5,722,273	11,220,828
Management fees	4,088,970	8,016,746
Accounting and administration expenses	125,307	215,220
Professional fees	51,636	82,821
Reports and statements to shareholders	42,140	58,795
Trustees’ fees and expenses	30,865	57,546
Custodian fees	21,312	37,385
Consulting fees	5,074	6,550
Pricing fees	459	687
Other	14,926	23,205

Total operating expenses	10,102,962	19,719,783

NET INVESTMENT INCOME	28,897,949	51,465,686

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	27,312,452	84,090,266
Sale of investments in investment companies	2,481,233	5,427,606
Foreign currencies	(112,042)	(364,487)
Futures contracts	(2,119,406)	(67,686,740)

Net realized gain	27,562,237	21,466,645

Net change in unrealized appreciation (depreciation)of:
Investments in investment companies	23,365,332	625,361
Foreign currencies	(25,112)	(42,752)
Futures contracts	(1,058,517)	(11,606,403)

Net change in unrealized appreciation (depreciation)	22,281,703	(11,023,794)

NET REALIZED AND UNREALIZED GAIN	49,843,940	10,442,851

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,741,889	$61,908,537

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–10

LVIP Managed Risk American Allocation Target Risk Funds

Statements of Changes in Net Assets

	LVIP Managed Risk American		LVIP Managed Risk American
	Balanced Allocation		Growth Allocation
	Fund		Fund
	Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$28,897,949	$18,343,213	$51,465,686	$29,121,872
Net realized gain	27,562,237	50,685,730	21,466,645	76,512,189
Net change in unrealized appreciation (depreciation)	22,281,703	50,897,341	(11,023,794)	153,371,828

Net increase in net assets resulting from operations	78,741,889	119,926,284	61,908,537	259,005,889

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(11,193)	(11,167)	(17,236)	(6,550)
Service Class	(31,686,072)	(18,819,994)	(60,760,715)	(25,749,134)
Net realized gain:
Standard Class	(12,834)	(13,164)	(10,294)	(7,745)
Service Class	(33,500,899)	(27,437,832)	(41,947,583)	(40,322,969)

	(65,210,998)	(46,282,157)	(102,735,828)	(66,086,398)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	47,998	628,175	537,898	457,410
Service Class	562,328,567	817,193,319	1,351,447,977	1,609,671,989
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	24,027	24,331	27,530	14,295
Service Class	65,186,971	46,257,825	102,708,298	66,072,103

	627,587,563	864,103,650	1,454,721,703	1,676,215,797

Cost of shares redeemed:
Standard Class	(186,846)	(18,060)	(166,916)	(19,581)
Service Class	(131,268,901)	(130,398,347)	(189,436,736)	(114,214,934)

	(131,455,747)	(130,416,407)	(189,603,652)	(114,234,515)

Increase in net assets derived from capital share transactions	496,131,816	733,687,243	1,265,118,051	1,561,981,282

NET INCREASE IN NET ASSETS	509,662,707	807,331,370	1,224,290,760	1,754,900,773
NET ASSETS:
Beginning of year.	1,376,606,900	569,275,530	2,544,905,731	790,004,958

End of year	$1,886,269,607	$1,376,606,900	$3,769,196,491	$2,544,905,731

Undistributed net investment income	$—	$365,399	$—	$5,194,900

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–11

LVIP Managed Risk American Balanced Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP Managed Risk American Balanced Allocation Fund
		Standard Class
	Year Ended		3/16/12[1] to 12/31/12
	12/31/14	12/31/13

Net asset value, beginning of period	$11.066	$10.144	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.241	0.237	0.337
Net realized and unrealized gain (loss)	0.366	1.110	(0.038)

Total from investment operations	0.607	1.347	0.299

Less dividends and distributions from:
Net investment income	(0.232)	(0.195)	(0.155)
Net realized gain	(0.218)	(0.230)	—

Total dividends and distributions	(0.450)	(0.425)	(0.155)

Net asset value, end of period	$11.223	$11.066	$10.144

Total return[3]	5.49%	13.29%	3.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$553	$657	$11
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.28%	0.30%
Ratio of net investment income to average net assets	2.11%	2.17%	4.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	2.16%	4.27%
Portfolio turnover	12%	53%	14%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–12

LVIP Managed Risk American Balanced Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk American Balanced Allocation Fund
		Service Class
	Year Ended		3/16/12[1] to
	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$11.065	$10.144	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.201	0.197	0.318
Net realized and unrealized gain (loss)	0.365	1.111	(0.047)

Total from investment operations	0.566	1.308	0.271

Less dividends and distributions from:
Net investment income	(0.192)	(0.157)	(0.127)
Net realized gain	(0.218)	(0.230)	—

Total dividends and distributions	(0.410)	(0.387)	(0.127)

Net asset value, end of period	$11.221	$11.065	$10.144

Total return[3]	5.13%	12.91%	2.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,885,717	$1,375,950	$569,265
Ratio of expenses to average net assets[4]	0.62%	0.62%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.62%	0.63%	0.65%
Ratio of net investment income to average net assets	1.77%	1.82%	3.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.77%	1.81%	3.92%
Portfolio turnover	12%	53%	14%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–13

LVIP Managed Risk American Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP Managed Risk American Growth Allocation Fund
		Standard Class
	Year Ended		3/16/12[1] to
	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$11.648	$10.214	$10.000

Income from investment operations:
Net investment income[2]	0.232	0.243	0.325
Net realized and unrealized gain	0.069	1.542	0.037

Total from investment operations	0.301	1.785	0.362

Less dividends and distributions from:
Net investment income	(0.232)	(0.161)	(0.148)
Net realized gain	(0.143)	(0.190)	—

Total dividends and distributions	(0.375)	(0.351)	(0.148)

Net asset value, end of period	$11.574	$11.648	$10.214

Total return[3]	2.56%	17.49%	3.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$878	$488	$19
Ratio of expenses to average net assets[4]	0.26%	0.26%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.26%	0.27%	0.29%
Ratio of net investment income to average net assets	1.95%	2.13%	4.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.95%	2.12%	4.09%
Portfolio turnover	15%	48%	12%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–14

LVIP Managed Risk American Growth Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk American Growth Allocation Fund
	Service Class
	Year Ended		3/16/12[1] to
	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$11.647	$10.214	$10.000

Income from investment operations:
Net investment income[2]	0.190	0.198	0.304
Net realized and unrealized gain	0.069	1.547	0.030

Total from investment operations	0.259	1.745	0.334

Less dividends and distributions from:
Net investment income	(0.191)	(0.122)	(0.120)
Net realized gain	(0.143)	(0.190)	—

Total dividends and distributions	(0.334)	(0.312)	(0.120)

Net asset value, end of period	$11.572	$11.647	$10.214

Total return[3]	2.20%	17.10%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,768,318	$2,544,418	$789,986
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.62%	0.64%
Ratio of net investment income to average net assets	1.60%	1.78%	3.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	1.77%	3.74%
Portfolio turnover	15%	48%	12%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk American Allocation Target Risk Funds–15

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Managed Risk American Balanced Allocation Fund and LVIP Managed Risk American Growth Allocation Fund (each, a Fund, and collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940 and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a significant portion of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the Underlying Funds). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP Managed Risk American Balanced Allocation Fund is to seek a balance between a high level of current income and growth of capital.

The investment objective of the LVIP Managed Risk American Growth Allocation Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end Funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for the open tax years (December 31, 2012-December 31, 2014), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–Each Fund is an investment company in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP Managed Risk American Allocation Target Risk Funds–16

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios and providing certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Administration fees	$64,545	$125,398
Legal fees	17,880	34,797

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, each Fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Trading operation fees	$11,715	$22,876

At December 31, 2014, the Funds had liabilities payable to affiliates as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Management fees payable to LIAC	$397,159	$ 796,501
Distribution fees payable to LFD	555,860	1,114,845

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP Managed Risk American Allocation Target Risk Funds–17

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Managed Risk	LVIP Managed Risk
	American Balanced Allocation	American Growth Allocation
	Fund	Fund
Purchases	$669,057,017	$1,665,033,089
Sales	196,876,225	469,821,781

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Managed Risk	LVIP Managed Risk
	American Balanced Allocation	American Growth Allocation
	Fund	Fund
Cost of investments	$1,808,488,624	$3,610,352,333

Aggregate unrealized appreciation	$81,752,963	$185,885,318
Aggregate unrealized depreciation	(11,263,336)	(31,149,411)

Net unrealized appreciation	$70,489,627	$154,735,907

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Investment Companies	$1,878,978,251	$3,765,088,240

Futures Contracts	$4,503,026	$(1,757,008)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes.

LVIP Managed Risk American Allocation Target Risk Funds–18

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

The tax character of dividends and distributions paid during the years December 31, 2014 and 2013 was as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Year ended December 31, 2014:
Ordinary income	$37,402,834	$64,518,180
Long-term capital gains	27,808,164	38,217,648

Total	$65,210,998	$102,735,828

Year ended December 31, 2013:
Ordinary income	$45,284,903	$66,086,398
Long-term capital gains	997,254	—

Total	$46,282,157	$66,086,398

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Shares of beneficial interest	$1,793,862,631	$3,604,754,307
Undistributed long-term capital gains	21,983,698	9,706,821
Unrealized appreciation	70,423,278	154,735,363

Net assets	$1,886,269,607	$3,769,196,491

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, distributions received from the Underlying Funds and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Funds recorded the following reclassifications:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk America Growth Allocation Fund
Undistributed net investment income	$2,433,917	$4,117,365
Accumulated net realized gain	(2,433,917)	(4,117,365)

LVIP Managed Risk American Allocation Target Risk Funds–19

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Managed Risk American Balanced Allocation Fund		LVIP Managed Risk American Growth Allocation Fund
	Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Standard Class	4,165	57,780	45,427	40,499
Service Class	49,487,503	76,099,787	114,479,913	145,763,513
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,122	2,204	2,346	1,231
Service Class	5,767,232	4,191,029	8,759,431	5,690,475

	55,261,022	80,350,800	123,287,117	151,495,718

Shares redeemed:
Standard Class	(16,421)	(1,633)	(13,810)	(1,695)
Service Class	(11,551,942)	(12,059,236)	(16,059,862)	(10,328,899)

	(11,568,363)	(12,060,869)	(16,073,672)	(10,330,594)

Net increase	43,692,659	68,289,931	107,213,445	141,165,124

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Funds deposit cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Managed Risk American Balanced Allocation Fund

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(580,468)
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	5,149,843	Receivables and other assets net of liabilities	(66,349)

Total		$5,149,843		$(646,817)

LVIP Managed Risk American Allocation Target Risk Funds–20

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,780,095)	$(973,755)
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	660,689	(84,762)

Total		$(2,119,406)	$(1,058,517)

LVIP Managed Risk American Growth Allocation Fund

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Futures contracts)	Receivables and other assets net of liabilities	$55,433	Receivables and other assets net of liabilities	$(156,113)
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	105,203	Receivables and other assets net of liabilities	(1,761,531)

Total		$160,636		$(1,917,644)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(4,473,891)	$(811,795)
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(63,212,849)	(10,794,608)

Total		$(67,686,740)	$(11,606,403)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume Futures Contracts (Average Notional Value)	Liability Derivative Volume Futures Contracts (Average Notional Value)
LVIP Managed Risk American Balanced Allocation Fund	$195,631,306	$—
LVIP Managed Risk American Growth Allocation Fund	308,291,999	67,797,616

The Funds posted the collateral for futures contracts as of December 31, 2014 as follows:

	LVIP Managed Risk American Balanced Allocation Fund	LVIP Managed Risk American Growth Allocation Fund
Cash	$4,406,473	$11,272,518

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP Managed Risk American Allocation Target Risk Funds–21

LVIP Managed Risk American Allocation Target Risk Funds

Notes to Financial Statements (continued)

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 26, 2015, the Funds’ Board approved the proposal to change the Funds’ names from LVIP Managed Risk American Balanced Allocation Fund and LVIP Managed Risk American Growth Allocation Fund to LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund, respectively. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements, except as disclosed above.

LVIP Managed Risk American Allocation Target Risk Funds–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Managed Risk American Allocation Target Risk Funds

We have audited the accompanying statements of net assets of the LVIP Managed Risk American Balanced Allocation Fund and LVIP Managed Risk American Growth Allocation Fund (two of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 16, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Managed Risk American Balanced Allocation Fund and LVIP Managed Risk American Growth Allocation Fund (two of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period March 16, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Managed Risk American Allocation Target Risk Funds–23

LVIP Managed Risk American Allocation Target Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Funds report distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total
	Distributions	Distributions	Distributions
1	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP Managed Risk
American Balanced Allocation Fund	42.64%	57.36%	100.00%
LVIP Managed Risk
American Growth Allocation Fund	37.20%	62.80%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Funds.

Based upon its review of the information provided, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets and that at least 80% of each Fund’s net assets are invested in underlying funds. The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by using hedging instruments (short positions in exchange-traded futures contracts). The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs could limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Funds’.

The Board reviewed the LVIP Managed Risk American Balanced Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Balanced Blended Risk Control composite). The Board noted that the Fund’s total return was the same as the median return of the Morningstar

LVIP Managed Risk American Allocation Target Risk Funds–24

LVIP Managed Risk American Allocation Target Risk Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

performance peer group and above the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered LIAC’s view that the Fund was performing as expected compared to the benchmark. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk American Growth Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Growth Blended Risk Control composite). The Board noted that the Fund’s total return was above the median return of the Morningstar performance peer group and the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and noted that the Fund’s standard deviation was higher than the median standard deviation of the peer group. The Board considered LIAC’s view that the Fund was performing as well compared to the benchmark and that LIAC would continue to monitor the Fund’s standard deviation. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group for each Fund. The Board noted that the investment management fees for each Fund were above the median investment management fee of the respective Morningstar expense peer group. The Board considered that net expense ratio plus acquired fund fees and expenses (“AFFE”) was below the median expense ratios including AFFE of the respective Morningstar expense peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of each Fund.

LVIP Managed Risk American Allocation Target Risk Funds–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Managed Risk American Allocation Target Risk Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Managed Risk American Allocation Target Risk Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Managed Risk American Allocation Target Risk Funds–28

LVIP Managed Risk Profile Funds

LVIP Managed Risk Profile Conservative Fund

LVIP Managed Risk Profile Moderate Fund

LVIP Managed Risk Profile Growth Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP Managed Risk Profile Funds

The Funds files their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Managed Risk Profile Funds

2014 Annual Report Commentary (unaudited)

Managed by:

The LVIP Managed Risk Profile Conservative Fund returned 5.70% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the Conservative Blended Composite1, returned 6.88%; and its broad-based benchmark index, the Barclays Capital U.S. Aggregate Bond Index2, returned 5.97%.

The LVIP Managed Risk Profile Moderate Fund returned 4.15% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the Moderate Blended Composite3, returned 6.72%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM4, returned 12.71%.

The LVIP Managed Risk Profile Growth Fund returned 3.47% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the Growth Blended Composite5, returned 6.47%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 12.71%.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index6 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the eurozone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index7 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index8 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index delivered healthy returns during the year as it gained 5.97%.

While the U.S. equity portion of the LVIP Managed Risk Profile Funds was a leading contributor to total returns for the year, this portion of the funds generally underperformed their respective composite benchmarks. Exposure to the Fidelity VIP Mid Cap and LVIP T. Rowe

Price Growth Stock Fund detracted from results relative to the index. Contributors included the LVIP SSgA Large Cap 100 Fund and Delaware VIP Value.

The non-U.S. Equity portion of the LVIP Managed Risk Profile Funds generally outperformed this portion of their respective composite benchmarks during the year. Exposure to the LVIP Mondrian International Value Fund and LVIP SSgA Developed International 150 Fund aided to results relative to the index.

The fixed income portion of the LVIP Managed Risk Profile Funds generally underperformed the fixed income portion of their respective composite benchmarks during 2014. Contributors included the LVIP JPMorgan High Yield Fund and LVIP Global Income Fund. Exposure to the LVIP Delaware Diversified Floating Rate Fund and LVIP PIMCO Low Duration Bond Fund detracted from results relative to the index.

The risk management strategy had mixed results across the LVIP Managed Risk Profile Funds during 2014. During the year, the strategy aided performance results for the LVIP Managed Risk Profile Conservative Fund but detracted from results for the LVIP Managed Risk Profile Moderate Fund and LVIP Managed Risk Profile Growth Fund. The risk management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with strong U.S. equity market returns, the risk management strategy generally detracted from results relative to the benchmark in 2014. At points during the third and fourth quarters of 2014 when volatility escalated in the equity markets, the risk management strategy successfully reduced the Funds’ overall volatility. During the first and second quarters of the year when volatility was more subdued and equity markets were trending upwards, the risk management strategy aided relative results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of each Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Managed Risk Profile Funds–1

LVIP Managed Risk Profile Funds

2014 Annual Report Commentary (continued)

LVIP Managed Risk Profile Conservative Fund

Growth of $10,000 invested 5/3/05 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile Conservative Fund shares on 5/3/05 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,100 for the Service Class shares and to $18,542 for the Standard Class shares. For comparison, look at how the Conservative Blended Composite and Barclays Capital U.S. Aggregate Bond Index did from 5/3/05 through 12/31/14. The same $10,000 investment would have increased to $18,025 and $15,706, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One year	+ 5.70%
Five Years	+ 7.85%
Inception (5/3/05)	+ 6.60%

Service Class Shares
One year	+ 5.43%
Five Years	+ 7.58%
Inception (5/3/05)	+ 6.33%

LVIP Managed Risk Profile Moderate Fund

Growth of $10,000 invested 5/3/05 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile Moderate Fund shares on 5/3/05 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,642 for the Service Class shares and to $18,073 for the Standard Class shares. For comparison, look at how the Moderate Blended Composite and Wilshire 5000 Total Market IndexSM did from 5/3/05 through 12/31/14. The same $10,000 investment would have increased to $19,266 and $22,559, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 4.15%
Five Years	+ 7.65%
Inception (5/3/05)	+ 6.32%

Service Class Shares
One Year	+ 3.88%
Five Years	+ 7.39%
Inception (5/3/05)	+ 6.05%

LVIP Managed Risk Profile Funds–2

LVIP Managed Risk Profile Funds

2014 Annual Report Commentary (continued)

LVIP Managed Risk Profile Growth Fund

Growth of $10,000 invested 5/3/05 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile Growth Fund shares on 5/3/05 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,864 for the Service Class shares and increased to $17,275 for the Standard Class shares. For comparison, look at how the Growth Blended Composite and Wilshire 5000 Total Market IndexSM did from 5/3/05 through 12/31/14. The same $10,000 investment would have increased to $18,846 and $22,559, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had to expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 3.47%
Five Years	+ 7.64%
Inception (5/3/05)	+ 5.82%

Service Class Shares
One Year	+ 3.21%
Five Years	+ 7.38%
Inception (5/3/05)	+ 5.55%
1.

The Conservative Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile Conservative Composite is constricted as follows: 30% Wilshire 5000 Total Market IndexSM, 60% Barclays Capital U.S. Aggregate Bond Index and 10% MSCI EAFE® NR Index.

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grate (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile Moderate Composite is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Barclays Capital U.S. Aggregate Bond Index, 15% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

4.

The Wilshire 5000 Total Market IndexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

5.

The Growth Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk Profile Growth Composite is constructed as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

6.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

7.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

8.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Managed Risk Profile Funds–3

LVIP Managed Risk Profile Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LVIP Managed Risk Profile Conservative Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,006.30	0.27%	$1.37
Service Class Shares	1,000.00	1,005.00	0.52%	2.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.58	0.52%	2.65

LVIP Managed Risk Profile Moderate Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$990.40	0.27%	$1.35
Service Class Shares	1,000.00	989.10	0.52%	2.61
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.58	0.52%	2.65

LVIP Managed Risk Profile Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$986.00	0.26%	$1.30
Service Class Shares	1,000.00	984.80	0.51%	2.55
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.89	0.26%	$1.33
Service Class Shares	1,000.00	1,022.63	0.51%	2.60

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other investment companies, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Managed Risk Profile Funds–4

LVIP Managed Risk Profile Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2014

LVIP Managed Risk Profile Conservative Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	88.87%
Equity Funds	20.80%
Fixed Income Funds	53.79%
International Equity Funds	10.39%
International Fixed Income Fund	3.89%
Unaffiliated Investment Companies	10.69%
Equity Funds	3.49%
Fixed Income Funds	3.83%
International Equity Fund	0.94%
Money Market Fund	2.43%
Total Value of Securities	99.56%
Receivables and Other Assets Net of Liabilities	0.44%
Total Net Assets	100.00%

LVIP Managed Risk Profile Moderate Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	89.80%
Equity Funds	31.25%
Fixed Income Funds	35.73%
International Equity Funds	18.93%
International Fixed Income Fund	3.89%
Unaffiliated Investment Companies	9.81%
Commodity Fund	0.89%
Equity Funds	2.77%
Fixed Income Funds	1.37%
International Equity Fund	1.87%
Money Market Fund	2.91%
Total Value of Securities	99.61%
Receivables and Other Assets Net of Liabilities	0.39%
Total Net Assets	100.00%

LVIP Managed Risk Profile Growth Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	92.27%
Equity Funds	37.88%
Fixed Income Funds	25.17%
International Equity Funds	24.37%
International Fixed Income Fund	4.85%
Unaffiliated Investment Companies	7.28%
Commodity Fund	0.89%
Equity Funds	1.92%
Fixed Income Fund	0.18%
International Equity Fund	1.09%
Money Market Fund	3.20%
Total Value of Securities	99.55%
Receivables and Other Assets Net of Liabilities	0.45%
Total Net Assets	100.00%

LVIP Managed Risk Profile Funds–5

LVIP Managed Risk Profile Conservative Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–88.87%
Equity Funds–20.80%
*Lincoln Variable Insurance Products Trust– LVIP SSgA Large Cap 100 Fund	1,743,421	$27,814,531
LVIP SSgA Mid-Cap Index Fund	5,546,060	56,059,572
LVIP SSgA S&P 500 Index Fund	12,582,976	184,353,179
LVIP SSgA Small-Cap Index Fund	1,048,402	28,296,359

		296,523,641

Fixed Income Funds–53.79%
*Lincoln Variable Insurance Products Trust– LVIP BlackRock Inflation Protected Bond Fund	2,680,596	27,744,164
LVIP Delaware Bond Fund	37,189,830	517,050,212
LVIP Delaware Diversified Floating Rate Fund	4,127,731	41,512,592
LVIP JPMorgan High Yield Fund	4,989,623	55,295,005
LVIP PIMCO Low Duration Bond Fund	6,968,766	69,332,251
LVIP SSgA Bond Index Fund	4,886,594	55,829,336

		766,763,560

International Equity Funds–10.39%
*Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	1,434,442	13,959,994
LVIP MFS International Growth Fund	1,974,474	27,038,447
LVIP Mondrian International Value Fund	1,581,664	26,796,551
LVIP SSgA Developed International 150 Fund	2,961,961	26,885,716
LVIP SSgA International Index Fund	6,170,176	53,415,217

		148,095,925

International Fixed Income Fund–3.89%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	4,792,751	55,385,036

		55,385,036

Total Affiliated Investment Companies (Cost $1,146,089,230)		1,266,768,162

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–10.69%
Equity Funds–3.49%
*Delaware VIP® Trust– Delaware VIP U.S. Growth Series	1,616,699	$22,229,618
Delaware VIP Value Series	470,797	13,766,108
XFidelity® Variable Life Insurance Products– Fidelity VIP Mid Cap Portfolio	366,006	13,791,124

		49,786,850

Fixed Income Funds–3.83%
²American Funds®– American Funds Mortgage Fund	1,986,436	20,202,056
*Delaware VIP® Trust– Delaware VIP Diversified Income Series	3,164,799	34,306,426

		54,508,482

International Equity Fund–0.94%
Ishares MSCI Emerging Markets ETF	339,711	13,347,245

		13,347,245

Money Market Fund–2.43%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	34,669,149	34,669,149

		34,669,149

Total Unaffiliated Investment Companies (Cost $124,827,466)		152,311,726

TOTAL VALUE OF SECURITIES–99.56% (Cost $1,270,916,696)	1,419,079,888
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.44%	6,328,831

NET ASSETS APPLICABLE TO 102,256,683 SHARES OUTSTANDING–100.00%	$1,425,408,719

²	Class R-6 shares.

*	Standard Class shares.

X	Initial Class.

LVIP Managed Risk Profile Funds–6

LVIP Managed Risk Profile Conservative Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
167 British Pound Currency	$ 16,368,702	$16,251,187	3/17/15	$ (117,515)
120 E-mini MSCI Emerging Markets Index	5,614,876	5,746,200	3/24/15	131,324
75 E-mini Russell 2000 Index	8,685,060	9,005,250	3/24/15	320,190
666 E-mini S&P 500 Index	67,401,365	68,344,920	3/24/15	943,555
150 E-mini S&P MidCap 400 Index	21,221,363	21,729,000	3/24/15	507,637
84 Euro Currency	13,007,811	12,712,350	3/17/15	(295,461)
364 Euro STOXX 50 Index	13,029,017	13,799,555	3/24/15	770,538
168 FTSE 100 Index	15,998,104	17,076,635	3/24/15	1,078,531
59 Japanese Yen Currency	6,199,841	6,157,388	3/17/15	(42,453)
44 Nikkei 225 Index (OSE)	6,544,858	6,410,620	3/13/15	(134,238)

	$174,070,997			$3,162,108

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–7

LVIP Managed Risk Profile Moderate Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–89.80%
Equity Funds–31.25%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	17,593,842	$280,692,158
LVIP SSgA Mid-Cap Index Fund	27,984,305	282,865,353
LVIP SSgA S&P 500 Index Fund	90,746,023	1,329,519,985
LVIP SSgA Small-Cap Index Fund	7,934,117	214,141,814
†LVIP T. Rowe Price Growth Stock Fund	2,228,359	69,480,246
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,177,962	70,166,227

		2,246,865,783

Fixed Income Funds–35.73%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	13,526,224	139,996,422
LVIP Delaware Bond Fund	104,246,247	1,449,335,567
LVIP Delaware Diversified Floating Rate Fund	13,884,814	139,639,570
LVIP JPMorgan High Yield Fund	18,884,153	209,274,185
LVIP PIMCO Low Duration Bond Fund	35,164,164	349,848,270
LVIP SSgA Bond Index Fund	24,645,416	281,573,877

		2,569,667,891

International Equity Funds–18.93%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	14,475,990	140,880,334
LVIP MFS International Growth Fund	19,927,845	272,891,906
LVIP Mondrian International Value Fund	11,973,030	202,847,067
LVIP SSgA Developed International 150 Fund	22,421,573	203,520,619
LVIP SSgA Emerging Markets 100 Fund	14,702,483	136,556,658
LVIP SSgA International Index Fund	46,708,386	404,354,496

		1,361,051,080

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–3.89%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	24,187,078	$279,505,879

		279,505,879

Total Affiliated Investment Companies (Cost $5,773,641,421)		6,457,090,633

UNAFFILIATED INVESTMENT COMPANIES–9.81%
Commodity Fund–0.89%
**PIMCO CommodityRealReturn Strategy Portfolio	14,349,588	64,286,153

		64,286,153

Equity Funds–2.77%
*Delaware VIP® Trust–
Delaware VIP U.S. Growth Series	4,476,338	61,549,648
Delaware VIP Value Series	2,327,972	68,069,914
XFidelity® Variable Life Insurance Products–
Fidelity VIP Mid Cap Portfolio	1,846,872	69,590,151

		199,209,713

Fixed Income Funds–1.37%
²American Funds®–
American Funds Mortgage Fund	1,747,646	17,773,561
*Delaware VIP® Trust–
Delaware VIP Diversified Income Series	7,434,604	80,591,112

		98,364,673

International Equity Fund–1.87%
Ishares MSCI Emerging Markets ETF	3,429,769	134,755,624

		134,755,624

Money Market Fund–2.91%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	209,019,892	209,019,892

		209,019,892

Total Unaffiliated Investment Companies (Cost $648,532,744)		705,636,055

TOTAL VALUE OF SECURITIES–99.61% (Cost $6,422,174,165)	7,162,726,688
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.39%	27,977,820

NET ASSETS APPLICABLE TO 509,737,067 SHARES OUTSTANDING–100.00%	$7,190,704,508

²	Class R-6 shares.
†	Non-income producing for the period.
*	Standard Class shares.
**	Institutional Class shares.
X	InitialClass.

LVIP Managed Risk Profile Funds–8

LVIP Managed Risk Profile Moderate Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
929	British Pound Currency	$90,935,137	$90,403,313	3/17/15	$(531,824)
1,272	E-mini MSCI Emerging Markets Index	59,787,373	60,909,720	3/24/15	1,122,347
368	E-mini Russell 2000 Index	43,038,724	44,185,760	3/24/15	1,147,036
3,115	E-mini S&P 500 Index	316,894,439	319,661,300	3/24/15	2,766,861
632	E-mini S&P MidCap 400 Index	90,112,204	91,551,520	3/24/15	1,439,316
439	Euro Currency	67,727,651	66,437,163	3/17/15	(1,290,488)
1,604	Euro STOXX 50 Index	57,746,672	60,809,027	3/24/15	3,062,355
936	FTSE 100 Index	91,474,639	95,141,253	3/24/15	3,666,614
310	Japanese Yen Currency	32,556,867	32,352,375	3/17/15	(204,492)
192	Nikkei 225 Index (OSE)	28,445,181	27,973,616	3/13/15	(471,565)

		$878,718,887			$10,706,160

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–9

LVIP Managed Risk Profile Growth Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–92.27%
Equity Funds–37.88%
*Lincoln Variable Insurance Products Trust–LVIP SSgA Large Cap 100 Fund	21,749,898	$346,997,871
LVIP SSgA Mid-Cap Index Fund	34,592,567	349,661,672
LVIP SSgA S&P 500 Index Fund	152,521,766	2,234,596,398
LVIP SSgA Small-Cap Index Fund	13,077,674	352,966,433
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,928,754	86,742,963

		3,370,965,337

Fixed Income Funds–25.17%
*Lincoln Variable Insurance Products Trust–LVIP BlackRock Inflation Protected Bond Fund	8,360,072	86,526,743
LVIP Delaware Bond Fund	105,156,832	1,461,995,429
LVIP Delaware Diversified Floating Rate Fund	8,583,578	86,325,042
LVIP JPMorgan High Yield Fund	15,563,410	172,473,715
LVIP PIMCO Low Duration Bond Fund	34,773,109	345,957,662
LVIP SSgA Bond Index Fund	7,619,685	87,054,901

		2,240,333,492

International Equity Funds–24.37%
*Lincoln Variable Insurance Products Trust– LVIP BlackRock Emerging Markets RPM Fund	7,440,912	69,542,761
LVIP Clarion Global Real Estate Fund	17,893,757	174,142,042
LVIP MFS International Growth Fund	24,637,692	337,388,548
LVIP Mondrian International Value Fund	14,803,153	250,795,026
LVIP SSgA Developed International 150 Fund	27,721,154	251,624,916
LVIP SSgA Emerging Markets 100 Fund	18,177,420	168,831,880
LVIP SSgA International Index Fund	105,873,586	916,547,636

		2,168,872,809

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–4.85%
*Lincoln Variable Insurance Products Trust–LVIP Global Income Fund	37,369,607	$431,843,178

		431,843,178

Total Affiliated Investment Companies (Cost $7,431,471,899)		8,212,014,816

UNAFFILIATED INVESTMENT COMPANIES–7.28%
Commodity Fund–0.89%
**PIMCO Commodity Real Return Strategy Portfolio	17,744,372	79,494,789

		79,494,789

Equity Funds–1.92%
*Delaware VIP® Trust– Delaware VIP U.S. Growth Series	2,948,272	40,538,740
Delaware VIP Value Series	1,504,240	43,983,968
XFidelity® Variable Life Insurance Products– Fidelity VIP Mid Cap Portfolio	2,283,280	86,034,001

		170,556,709

Fixed Income Fund–0.18%
² American Funds®–American Funds Mortgage Fund	1,622,889	16,504,779

		16,504,779

International Equity Fund–1.09%
Ishares MSCI Emerging Markets ETF	2,465,100	96,853,779

		96,853,779

Money Market Fund–3.20%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	284,600,944	284,600,944

		284,600,944

Total Unaffiliated Investment Companies (Cost $621,070,574)		648,011,000

TOTAL VALUE OF SECURITIES–99.55% (Cost $8,052,542,473)	8,860,025,816
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.45%	39,979,474

NET ASSETS APPLICABLE TO 660,465,864 SHARES OUTSTANDING–100.00%	$8,900,005,290

²	Class R-6 shares.

*	Standard Class shares.

**	Institutional Class shares.

X	Initial Class.

LVIP Managed Risk Profile Funds–10

LVIP Managed Risk Profile Growth Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1,284	British Pound Currency	$124,818,596	$124,949,250	3/17/15	$130,654
1,235	E-mini MSCI Emerging Markets Index	58,790,803	59,137,975	3/24/15	347,172
513	E-mini Russell 2000 Index	61,689,760	61,595,910	3/24/15	(93,850)
3,937	E-mini S&P 500 Index	407,413,243	404,014,940	3/24/15	(3,398,303)
620	E-mini S&P MidCap 400 Index	90,381,710	89,813,200	3/24/15	(568,510)
613	Euro Currency	93,609,559	92,769,887	3/17/15	(839,672)
2,517	Euro STOXX 50 Index	94,964,454	95,421,647	3/24/15	457,193
1,246	FTSE 100 Index	125,468,681	126,651,712	3/24/15	1,183,031
457	Japanese Yen Currency	47,589,159	47,693,662	3/17/15	104,503
329	Nikkei 225 Index (OSE)	48,402,697	47,933,957	3/13/15	(468,740)

		$1,153,128,662			$(3,146,522)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–11

LVIP Managed Risk Profile Funds

Statements of Assets and Liabilities

December 31, 2014

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
ASSETS:
Investments in affiliated investment companies, at value	$1,266,768,162	$6,457,090,633	$8,212,014,816
Investments in unaffiliated investment companies, at value	152,311,726	705,636,055	648,011,000
Net unrealized appreciation from open futures contracts	3,162,108	10,706,160	—
Cash collateral	3,092,860	18,388,427	43,114,247
Receivables for fund shares sold	787,392	1,982,671	6,199,124
Foreign currencies collateral, at value	282,148	2,718,918	2,804,167
Dividends receivable from investment companies	211,820	187,876	175,622
Receivables for investment companies sold	73,095	69,920	—
Prepaid expenses	—	276	3,600

TOTAL ASSETS	1,426,689,311	7,196,780,936	8,912,322,576

LIABILITIES:
Due to manager and affiliates	586,636	2,989,586	3,710,675
Payables for fund shares redeemed	472,949	1,414,089	1,539,526
Payables for investment companies purchased	211,514	1,659,800	3,919,446
Accrued expenses payable	6,285	—	—
Cash due to custodian	3,208	12,953	1,117
Net unrealized depreciation from open futures contracts	—	—	3,146,522

TOTAL LIABILITIES	1,280,592	6,076,428	12,317,286

TOTAL NET ASSETS	$1,425,408,719	$7,190,704,508	$8,900,005,290

Investments in affiliated investment companies, at cost	$1,146,089,230	$5,773,641,421	$7,431,471,899
Investments in unaffiliated investment companies, at cost	$124,827,466	$648,532,744	$621,070,574
Foreign currencies collateral, at cost	$282,148	$2,718,918	$2,804,167

Standard Class:
Net Assets	$80,856,170	$217,897,381	$195,440,418
Shares Outstanding	5,798,783	15,443,718	14,504,691
Net Asset Value	$13.944	$14.109	$13.474

Service Class:
Net Assets	$1,344,552,549	$6,972,807,127	$8,704,564,872
Shares Outstanding	96,457,900	494,293,349	645,961,173
Net Asset Value	$13.939	$14.107	$13.475

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$1,277,833,941	$6,574,353,013	$8,351,017,284
Undistributed net investments income	—	2,126,496	1,141,087
Accumulated net realized loss on investments	(3,750,522)	(137,033,684)	(256,489,902)
Net unrealized appreciation of investments and derivatives	151,325,300	751,258,683	804,336,821

Total net assets	$1,425,408,719	$7,190,704,508	$8,900,005,290

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–12

LVIP Managed Risk Profile Funds

Statements of Operations

Year Ended December 31, 2014

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$24,305,404	$122,661,498	$157,063,033
Dividends from unaffiliated investment companies	1,656,542	6,018,549	4,471,318

	25,961,946	128,680,047	161,534,351

EXPENSES:
Management fees	3,347,285	16,274,234	19,672,856
Distribution fees-Service Class	3,163,943	15,756,285	19,209,935
Accounting and administration expenses	109,412	412,142	489,215
Reports and statements to shareholders	56,973	214,379	206,010
Professional fees	44,736	145,533	163,236
Trustees’ fees and expenses	27,374	126,141	147,839
Custodian fees	18,783	70,428	87,262
Consulting fees	4,753	9,321	10,648
Pricing fees	451	1,218	1,416
Other	11,746	38,509	42,143

Total operating expenses	6,785,456	33,048,190	40,030,560

NET INVESTMENT INCOME	19,176,490	95,631,857	121,503,791

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	6,743,334	41,808,027	55,669,414
Distributions from unaffiliated investment companies	1,994,134	5,744,969	4,587,318
Sale of investments in affiliated investment companies	15,495,904	28,783,770	19,901,815
Sale of investments in unaffiliated investment companies	1,415,708	(1,467,173)	6,630,104
Foreign currencies	(244,798)	(973,493)	(1,490,433)
Futures contracts	6,629,094	(45,885,947)	(81,087,132)

Net realized gain	32,033,376	28,010,153	4,211,086

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	19,235,701	141,855,306	164,416,695
Investments in unaffiliated investment companies	1,988,244	(13,445,427)	(21,256,509)
Foreign currencies	(6,067)	(29,554)	(34,346)
Futures contracts	(1,831,481)	(11,710,722)	(27,423,313)

Net change in unrealized appreciation (depreciation)	19,386,397	116,669,603	115,702,527

NET REALIZED AND UNREALIZED GAIN	51,419,773	144,679,756	119,913,613

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,596,263	$240,311,613	$241,417,404

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–13

LVIP Managed Risk Profile Funds

Statements of Changes in Net Assets

	LVIP Managed Risk Profile Conservative Fund		LVIP Managed Risk Profile Moderate Fund		LVIP Managed Risk Profile Growth Fund
	Year Ended		Year Ended		Year Ended

	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$19,176,490	$13,955,213	$95,631,857	$58,869,245	$121,503,791	$70,639,607
Net realized gain (loss)	32,033,376	21,964,399	28,010,153	9,975,024	4,211,086	(37,537,072)
Net change in unrealized appreciation (depreciation)	19,386,397	63,607,194	116,669,603	412,094,006	115,702,527	530,817,304

Net increase in net assets resulting from operations	70,596,263	99,526,806	240,311,613	480,938,275	241,417,404	563,919,839

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,593,368)	(1,283,688)	(4,259,554)	(3,254,836)	(3,950,672)	(2,890,990)
Service Class	(23,323,682)	(19,679,081)	(118,917,840)	(79,424,709)	(155,069,174)	(91,436,895)
Net realized gain:
Standard Class	(939,615)	(999,034)	—	—	—	—
Service Class	(16,100,555)	(17,560,641)	—	—	—	—
Return of capital:
Standard Class	—	—	—	—	—	(2,297)
Service Class	—	—	—	—	—	(84,816)

	(41,957,220)	(39,522,444)	(123,177,394)	(82,679,545)	(159,019,846)	(94,414,998)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	23,061,647	21,282,147	40,954,374	47,950,688	44,820,024	43,648,171
Service Class	261,769,024	492,186,706	1,586,975,458	2,575,548,916	2,345,547,411	3,660,082,697
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,532,983	2,282,722	4,259,554	3,254,836	3,950,672	2,893,287
Service Class	39,424,237	37,239,722	118,917,840	79,424,709	155,069,174	91,521,711

	326,787,891	552,991,297	1,751,107,226	2,706,179,149	2,549,387,281	3,798,145,866

Cost of shares redeemed:
Standard Class	(13,924,303)	(17,969,722)	(25,369,790)	(35,322,609)	(30,629,942)	(28,578,180)
Service Class	(173,590,422)	(263,351,022)	(365,493,741)	(371,569,175)	(343,997,787)	(254,123,656)

	(187,514,725)	(281,320,744)	(390,863,531)	(406,891,784)	(374,627,729)	(282,701,836)

Increase in net assets derived from capital share transactions	139,273,166	271,670,553	1,360,243,695	2,299,287,365	2,174,759,552	3,515,444,030

NET INCREASE IN NET ASSETS	167,912,209	331,674,915	1,477,377,914	2,697,546,095	2,257,157,110	3,984,948,871
NET ASSETS:
Beginning of year	1,257,496,510	925,821,595	5,713,326,594	3,015,780,499	6,642,848,180	2,657,899,309

End of year	$1,425,408,719	$1,257,496,510	$7,190,704,508	$5,713,326,594	$8,900,005,290	$6,642,848,180

Undistributed net investment income	$—	$—	$2,126,496	$—	$1,141,087	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–14

LVIP Managed Risk Profile Conservative Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Conservative Fund Standard Class
			Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$13.623	$12.850	$12.226	$12.033	$11.287

Income from investment operations:
Net investment income[2]	0.234	0.200	0.243	0.343	0.311
Net realized and unrealized gain	0.542	1.049	0.946	0.097	0.862

Total from investment operations	0.776	1.249	1.189	0.440	1.173

Less dividends and distributions from:
Net investment income	(0.282)	(0.266)	(0.503)	(0.247)	(0.427)
Net realized gain	(0.173)	(0.210)	(0.062)	—	—

Total dividends and distributions	(0.455)	(0.476)	(0.565)	(0.247)	(0.427)

Net asset value, end of period	$13.944	$13.623	$12.850	$12.226	$12.033

Total return[3]	5.70%	9.75%	9.78%	3.69%	10.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,856	$67,666	$58,577	$53,689	$50,853
Ratio of expenses to average net assets[4]	0.27%	0.28%	0.29%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.28%	0.29%	0.30%	0.30%
Ratio of net investment income to average net assets	1.67%	1.49%	1.90%	2.79%	2.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.67%	1.49%	1.90%	2.69%	2.57%
Portfolio turnover	18%	24%	14%	71%	37%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–15

LVIP Managed Risk Profile Conservative Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Conservative Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$13.620	$12.849	$12.225	$12.031	$11.287

Income from investment operations:
Net investment income[2]	0.199	0.166	0.211	0.312	0.282
Net realized and unrealized gain	0.540	1.047	0.945	0.098	0.860

Total from investment operations	0.739	1.213	1.156	0.410	1.142

Less dividends and distributions from:
Net investment income	(0.247)	(0.232)	(0.470)	(0.216)	(0.398)
Net realized gain	(0.173)	(0.210)	(0.062)	—	—

Total dividends and distributions	(0.420)	(0.442)	(0.532)	(0.216)	(0.398)

Net asset value, end of period	$13.939	$13.620	$12.849	$12.225	$12.031

Total return[3]	5.43%	9.47%	9.51%	3.45%	10.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,344,553	$1,189,830	$867,245	$451,904	$406,775
Ratio of expenses to average net assets[4]	0.52%	0.53%	0.54%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.52%	0.53%	0.54%	0.55%	0.55%
Ratio of net investment income to average net assets	1.42%	1.24%	1.65%	2.54%	2.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	1.24%	1.65%	2.44%	2.32%
Portfolio turnover	18%	24%	14%	71%	37%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–16

LVIP Managed Risk Profile Moderate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Moderate Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$13.815	$12.562	$11.844	$11.925	$10.964

Income (loss) from investment operations:
Net investment income[2]	0.243	0.209	0.229	0.286	0.237
Net realized and unrealized gain (loss)	0.331	1.279	0.900	(0.151)	1.060

Total from investment operations	0.574	1.488	1.129	0.135	1.297

Less dividends and distributions from:
Net investment income	(0.280)	(0.235)	(0.411)	(0.216)	(0.336)

Total dividends and distributions	(0.280)	(0.235)	(0.411)	(0.216)	(0.336)

Net asset value, end of period	$14.109	$13.815	$12.562	$11.844	$11.925

Total return[3]	4.15%	11.86%	9.59%	1.18%	11.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$217,898	$194,034	$161,420	$143,782	$144,874
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.27%	0.27%	0.28%	0.28%
Ratio of net investment income to average net assets	1.71%	1.58%	1.85%	2.36%	2.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.58%	1.85%	2.28%	2.02%
Portfolio turnover	19%	15%	18%	74%	32%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–17

LVIP Managed Risk Profile Moderate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Moderate Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$13.814	$12.562	$11.843	$11.924	$10.965

Income (loss) from investment operations:
Net investment income[2]	0.207	0.176	0.198	0.255	0.209
Net realized and unrealized gain (loss)	0.331	1.278	0.900	(0.150)	1.057

Total from investment operations	0.538	1.454	1.098	0.105	1.266

Less dividends and distributions from:
Net investment income	(0.245)	(0.202)	(0.379)	(0.186)	(0.307)

Total dividends and distributions	(0.245)	(0.202)	(0.379)	(0.186)	(0.307)

Net asset value, end of period	$14.107	$13.814	$12.562	$11.843	$11.924

Total return[3]	3.88%	11.58%	9.32%	0.92%	11.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,972,807	$5,519,293	$2,854,360	$1,263,463	$1,156,976
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.52%	0.52%	0.52%	0.53%	0.53%
Ratio of net investment income to average net assets	1.46%	1.33%	1.60%	2.11%	1.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.46%	1.33%	1.60%	2.03%	1.77%
Portfolio turnover	19%	15%	18%	74%	32%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–18

LVIP Managed Risk Profile Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Growth Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$13.290	$11.902	$11.190	$11.420	$10.416

Income (loss) from investment operations:
Net investment income[2]	0.243	0.226	0.234	0.267	0.215
Net realized and unrealized gain (loss)	0.220	1.384	0.784	(0.270)	1.093

Total from investment operations	0.463	1.610	1.018	(0.003)	1.308

Less dividends and distributions from:
Net investment income	(0.279)	(0.222)	(0.306)	(0.227)	(0.304)
Return of capital	—	— [3]	—	—	—
Total dividends and distributions	(0.279)	(0.222)	(0.306)	(0.227)	(0.304)

Net asset value, end of period	$13.474	$13.290	$11.902	$11.190	$11.420

Total return[4]	3.47%	13.55%	9.15%	0.02%	12.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$195,440	$175,175	$139,866	$128,066	$118,849
Ratio of expenses to average net assets[5]	0.26%	0.27%	0.27%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.26%	0.27%	0.27%	0.28%	0.29%
Ratio of net investment income to average net assets	1.79%	1.78%	2.00%	2.31%	2.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	1.78%	2.00%	2.23%	1.92%
Portfolio turnover	15%	15%	21%	80%	33%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount rounds to less than $0.001 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–19

LVIP Managed Risk Profile Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile Growth Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$13.292	$11.905	$11.191	$11.421	$10.419

Income (loss) from investment operations:
Net investment income[2]	0.209	0.195	0.205	0.238	0.188
Net realized and unrealized gain (loss)	0.219	1.383	0.784	(0.270)	1.092

Total from investment operations	0.428	1.578	0.989	(0.032)	1.280

Less dividends and distributions from:
Net investment income	(0.245)	(0.191)	(0.275)	(0.198)	(0.278)
Return of capital	—	— [3]	—	—	—

Total dividends and distributions	(0.245)	(0.191)	(0.275)	(0.198)	(0.278)

Net asset value, end of period	$13.475	$13.292	$11.905	$11.191	$11.421

Total return[4]	3.21%	13.26%	8.88%	(0.24% )	12.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,704,565	$6,467,673	$2,518,033	$790,994	$704,511
Ratio of expenses to average net assets[5]	0.51%	0.52%	0.52%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.51%	0.52%	0.52%	0.53%	0.54%
Ratio of net investment income to average net assets	1.54%	1.53%	1.75%	2.06%	1.76%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.54%	1.53%	1.75%	1.98%	1.67%
Portfolio turnover	15%	15%	21%	80%	33%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount rounds to less than $0.001 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Funds–20

LVIP Managed Risk Profile Funds

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Managed Risk Profile Conservative Fund, LVIP Managed Risk Profile Moderate Fund and LVIP Managed Risk Profile Growth Fund (each, a Fund, and collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940 and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a significant portion of its assets in investment companies, including in exchange-traded funds (ETFs) and mutual funds that are advised by Lincoln Investment Advisors Corporation (LIAC) or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds will employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of LVIP Managed Risk Profile Conservative Fund is to seek a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Managed Risk Profile Moderate Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Managed Risk Profile Growth Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accured to unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any interest or tax penalities.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which

LVIP Managed Risk Profile Funds–21

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–Each Fund is an investment company in comformity with U.S. GAAP. Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolios, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, each Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Administration fees	$53,803	$258,846	$311,029
Legal fees	14,868	71,644	86,173

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, each Fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Trading operating fees	$9,694	$46,883	$56,486

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Managed Risk Profile Funds–22

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2014, each Fund had liabilities payable to affiliates as follows:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Management fees payable to LIAC	$301,805	$1,517,863	$1,875,789
Distribution fees payable to LFD	284,831	1,471,723	1,834,886

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Purchases	$365,253,841	$2,484,165,891	$3,172,630,326
Sales	235,151,777	1,187,493,414	1,130,007,414

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Cost of investments	$1,289,588,340	$6,488,887,801	$8,111,074,536

Aggregate unrealized appreciation	$150,740,350	$786,248,035	$854,484,378
Aggregate unrealized depreciation	(21,248,802)	(112,409,148)	(105,533,098)

Net unrealized appreciation	$129,491,548	$673,838,887	$748,951,280

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Investment companies	$1,419,079,888	$7,162,726,688	$8,860,025,816

Futures Contracts	$3,162,108	$10,706,160	$(3,146,522)

There were no Level 3 investments at the beginning or end of the year.

LVIP Managed Risk Profile Funds–23

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Year Ended December 31, 2014
Ordinary income	$29,300,350	$123,177,394	$159,019,846
Long-term capital gains	12,656,870	—	—

Total	$41,957,220	$123,177,394	$159,019,846

Year Ended December 31, 2013
Ordinary income	$31,656,980	$ 82,679,545	$ 94,327,885
Long-term capital gains	7,865,464	—	—
Return of capital	—	—	87,113

Total	$39,522,444	$ 82,679,545	$ 94,414,998

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Shares of beneficial interest	$1,277,833,941	$6,574,353,013	$8,351,017,284
Undistributed ordinary income	—	2,126,496	1,141,087
Undistributed long-term capital gains	19,390,874	5,047,418	—
Capital loss carryforward	—	—	(123,395,144)
Straddle losses deferred	(1,173,405)	(64,189,741)	(77,240,477)
Unrealized appreciation	129,357,309	673,367,322	748,482,540

Net assets	$1,425,408,719	$7,190,704,508	$8,900,005,290

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, tax treatment of straddles and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Funds recorded the following reclassifications:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Undistributed net investment income	$ 5,740,560	$ 29,672,033	$ 38,657,142
Accumulated net realized gain (loss)	(5,740,560)	(29,672,033)	(38,657,142)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Managed Risk Profile Funds–24

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2014, the LVIP Managed Risk Profile Growth Fund had the following capital loss carryforwards for federal income tax purposes:

	Pre-Enactment Short-Term Capital Losses Expiring		Post-Enactment Losses (No Expiration)*
Fund	2017	2018	Short-Term	Long-Term	Total
LVIP Managed Risk Profile Growth Fund	$75,754,365	$20,846,885	$8,400,584	$18,393,310	$123,395,144

*Capital Loss Carryforwards with no expiration must be utilized first.

As of December 31, 2014, the LVIP Managed Risk Profile Conservative Fund and LVIP Managed Risk Profile Moderate Fund had no capital losses carryforwards.

In 2014, the LVIP Managed Risk Profile Moderate Fund utilized $21,791,193 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Managed Risk Profile Conservative Fund		LVIP Managed Risk Profile Moderate Fund		LVIP Managed Risk Profile Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Standard Class	1,644,275	1,579,922	2,884,997	3,622,363	3,284,791	3,440,739
Service Class	18,721,200	36,722,572	112,200,781	194,518,425	173,315,382	288,186,221
Shares issued upon reinvestment of dividends and distributions:
Standard Class	180,661	168,312	300,328	236,303	291,369	218,411
Service Class	2,813,293	2,747,577	8,386,308	5,766,696	11,435,780	6,907,820

	23,359,429	41,218,383	123,772,414	204,143,787	188,327,322	298,753,191

Shares redeemed:
Standard Class	(993,072)	(1,339,659)	(1,786,328)	(2,663,396)	(2,252,235)	(2,229,604)
Service Class	(12,434,898)	(19,608,253)	(25,849,995)	(27,949,913)	(25,386,619)	(20,013,426)

	(13,427,970)	(20,947,912)	(27,636,323)	(30,613,309)	(27,638,854)	(22,243,030)

Net increase	9,931,459	20,270,471	96,136,091	173,530,478	160,688,468	276,510,161

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in fair value of its portfolio securities. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Managed Risk Profile Funds–25

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile Conservative Fund

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized appreciation from open futures contracts	$—	Net unrealized appreciation from open futures contracts	$(455,429)
Equity contracts (Futures contracts)	Net unrealized appreciation from open futures contracts	3,751,775	Net unrealized appreciation from open futures contracts	(134,238)

Total		$3,751,775		$(589,667)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,929,439)	$(413,082)
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	9,558,533	(1,418,399)

Total		$6,629,094	$(1,831,481)

LVIP Managed Risk Profile Moderate Fund

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized appreciation from open futures contracts	$—	Net unrealized appreciation from open futures contracts	$(2,026,804)
Equity contracts (Futures contracts)	Net unrealized appreciation from open futures contracts	13,204,529	Net unrealized appreciation from open futures contracts	(471,565)

Total		$13,204,529		$(2,498,369)

LVIP Managed Risk Profile Funds–26

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2014 was as follows:

LVIP Managed Risk Profile Moderate Fund

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(15,471,237)	$(1,858,141)
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(30,414,710)	(9,852,581)

Total		$(45,885,947)	$(11,710,722)

LVIP Managed Risk Profile Growth Fund

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	$235,157	Net unrealized depreciation from open futures contracts	$(839,672)
Equity contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	1,987,396	Net unrealized depreciation from open futures contracts	(4,529,403)

Total		$2,222,553		$(5,369,075)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(20,137,318)	$(300,103)
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(60,949,814)	(27,123,210)

Total		$(81,087,132)	$(27,423,313)

LVIP Managed Risk Profile Funds–27

LVIP Managed Risk Profile Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume Futures Contracts (Average Notional Value)	Liability Derivative Volume Futures Contracts (Average Notional Value)
LVIP Managed Risk Profile Conservative Fund	$157,518,491	$—
LVIP Managed Risk Profile Moderate Fund	701,124,716	22,728,694
LVIP Managed Risk Profile Growth Fund	791,217,901	45,592,795

At December 31, 2014, the Funds posted the following cash and foreign currencies as collateral for futures contracts:

	LVIP Managed Risk Profile Conservative Fund	LVIP Managed Risk Profile Moderate Fund	LVIP Managed Risk Profile Growth Fund
Cash	$3,092,860	$18,388,427	$43,114,247
Foreign currencies	282,148	2,718,918	2,804,167

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10.	Subsequent Events

On January 26, 2015, the Funds’ Board had approved the proposal to change the Funds’ names from the LVIP Managed Risk Profile Conservative Fund, LVIP Managed Risk Profile Moderate Fund, and LVIP Managed Risk Profile Growth Fund to the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund, and LVIP Global Growth Allocation Managed Risk Fund, respectively. These changes are expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements except as disclosed above.

LVIP Managed Risk Profile Funds–28

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Managed Risk Profile Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Managed Risk Profile Conservative Fund, LVIP Managed Risk Profile Moderate Fund, and LVIP Managed Risk Profile Growth Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Managed Risk Profile Conservative Fund, LVIP Managed Risk Profile Moderate Fund, and LVIP Managed Risk Profile Growth Fund (three of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Managed Risk Profile Funds–29

LVIP Managed Risk Profile Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2013, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Managed Risk Profile Conservative Fund	30.17%	69.83%	100.00%
LVIP Managed Risk Profile Moderate Fund	—	100.00%	100.00%
LVIP Managed Risk Profile Growth Fund	—	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions

Approval of Investment Management Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Funds.

Based upon its review of the information provided, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets and that at least 80% of each Fund’s net assets are invested in underlying funds. The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by using hedging instruments (short positions in exchange-traded futures contracts). The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs could limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds.

The Board reviewed performance information provided by Morningstar as of June 30, 2014, for each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Funds’.

The Board considered that LIAC had become responsible for each Fund’s investment decision-making on May 1, 2011 and that prior to May 1, 2011, LIAC had provided oversight of a sub-adviser which had been directly responsible for making investment decisions and that performance for periods prior to May 1, 2011 was primarily the former sub-adviser’s performance. The Board considered that since December 2011, the Funds had been managed to reduce equity market risk and that during periods of rising equity markets that the Funds would be expected to underperform peer funds that were not risk managed similarly to the Funds.

LVIP Managed Risk Profile Funds–30

LVIP Managed Risk Profile Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

The Board reviewed the LVIP Managed Risk Profile Conservative Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Conservative Blended Risk Control composite). The Board noted that the Fund’s total return was the same as the median return of the Morningstar performance peer group and above the benchmark index for the one year period, above the median return of the Morningstar performance peer group and the benchmark index for the three year period, and below the median of the Morningstar performance peer group and above the benchmark for the five year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Growth Blended Risk Control composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark index for the one, three and five year periods. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and noted that the Fund’s standard deviation was higher than the median standard deviation of the peer group for the one year period. The Board considered LIAC’s statement that, given the risk management overlay, LIAC believes the Fund is performing as expected and that LIAC would continue to monitor the Fund’s performance, including its standard deviation. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile Moderate Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderate Blended Risk Control composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark index for the one, three and five year periods. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered LIAC’s view that, given the risk management overlay, LIAC believes the Fund is performing as expected. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group for each Fund. The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar expense peer group. The Board considered that the net expense ratio plus acquired fund fees and expenses (“AFFE”) for each Fund was below the median expense ratios including AFFE of the respective Morningstar expense peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of each Fund.

LVIP Managed Risk Profile Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Managed Risk Profile Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Managed Risk Profile Funds–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A
David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel –Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Managed Risk Profile Funds–34

LVIP Managed Risk Profile Target Maturity Funds

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP Managed Risk Profile Target Maturity Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling
1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Managed Risk Profile Target Maturity Funds

2014 Annual Report Commentary (unaudited)

Managed by:

The LVIP Managed Risk Profile 2010 Fund returned 4.78% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the 2010 Composite1, returned 6.45%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM2, returned 12.71%.

The LVIP Managed Risk Profile 2020 Fund returned 4.39% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the 2020 Composite3, returned 6.22%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 12.71%.

The LVIP Managed Risk Profile 2030 Fund returned 4.16% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the 2030 Composite4, returned 6.08%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 12.71%.

The LVIP Managed Risk Profile 2040 Fund returned 3.48% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the 2040 Composite5, returned 5.69%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 12.71%.

The LVIP Managed Risk Profile 2050 Fund returned 2.94% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its composite benchmark, the 2050 Composite6, returned 4.84%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 12.71%.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index7 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index8 lost nearly (5%) for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index9 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus.

Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.03% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index10 delivered healthy returns during the year as it gained 5.97%.

The equity portion of the LVIP Managed Risk Profile Funds generally underperformed the equity portion of their respective composite benchmarks during 2014. Exposure to the LVIP Delaware Special Opportunities Fund and LVIP SSgA Small-Mid Cap 200 Fund detracted from results relative to the Index.

The exposure to developed international markets and emerging markets negatively impacted returns in 2014. Positions in the Delaware VIP Emerging Markets Fund, which lost 8.06%, and the LVIP SSgA International Index Fund, which fell 5.84%, negatively impacted results during 2014. Positive contributors included the LVIP Mondrian International Value Fund and the LVIP Clarion Global Real Estate Fund.

The fixed income portion of the LVIP Managed Risk Profile Funds was generally in-line with the fixed income portion of their respective composite benchmarks during 2014. Contributors included the LVIP Global Income Fund and LVIP JPMorgan High Yield Fund. Exposure to the LVIP Delaware Diversified Floating Rate Fund detracted from results relative to the index.

The risk management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with positive U.S. equity market returns, the risk management strategy generally detracted from results relative to the benchmark in 2014. At points during the 3rd and 4th quarters of 2014 when the equity markets were volatile, the risk management strategy successfully reduced the Funds’ overall volatility, mitigating the impact of these brief drawdowns. However, during periods when equity markets were trending strongly upwards, the risk management strategy detracted from relative results.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Managed Risk Profile Target Maturity Funds–1

LVIP Managed Risk Profile Target Maturity Funds

2014 Annual Report Commentary (continued)

LVIP Managed Risk Profile 2010 Fund

Growth of $10,000 invested 4/30/07 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2010 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,110 for the Standard Class shares and to $13,840 the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/14. The same $10,000 would have increased to $14,705 for the 2010 Composite, and to $16,608 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 4.78%

Five Year	+ 6.93%

Inception (4/30/07)	+ 4.59%

Service Class Shares

One Year	+ 4.52%

Five Year	+ 6.66%

Inception (4/30/07)	+ 4.33%

LVIP Managed Risk Profile 2020 Fund

Growth of $10,000 invested 4/30/07 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2020 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,663 for the Standard Class shares and to $13,403 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/14. The same $10,000 would have increased to $14,658 for the 2020 Composite, and to $16,608 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 4.39%

Five year	+ 7.13%

Inception (4/30/07)	+ 4.15%

Service Class Shares

One Year	+ 4.13%

Five year	+ 6.86%

Inception (4/30/07)	+ 3.89%

LVIP Managed Risk Profile Target Maturity Funds–2

LVIP Managed Risk Profile Target Maturity Funds

2014 Annual Report Commentary (continued)

LVIP Managed Risk Profile 2030 Fund

Growth of $10,000 invested 4/30/07 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2030 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,562 for the Standard Class shares and to $13,304 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/14. The same $10,000 would have increased to $14,259 for the 2030 Composite, and to $16,608 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 4.16%

Five Year	+ 7.42%

Inception (4/30/07)	+ 4.05%

Service Class Shares

One Year	+ 3.90%

Five Year	+ 7.15%

Inception (4/30/07)	+ 3.79%

LVIP Managed Risk Profile 2040 Fund

Growth of $10,000 invested 4/30/07 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2040 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,923 for the Standard Class shares and to $12,677 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/14. The same $10,000 would have increased to $13,804 for the 2040 Composite, and to $16,608 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 3.48%

Five year	+ 7.67%

Inception (4/30/07)	+ 3.40%

Service Class Shares

One Year	+ 3.22%

Five year	+ 7.40%

Inception (4/30/07)	+ 3.14%

LVIP Managed Risk Profile Target Maturity Funds–3

LVIP Managed Risk Profile Target Maturity Funds

2014 Annual Report Commentary (continued)

LVIP Managed Risk Profile 2050 Fund

Growth of $10,000 invested 5/2/11 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2050 Fund Service and Standard Classes shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,630 for the Standard Class shares and to $11,523 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/2/11 through 12/31/14. The same $10,000 would have increased to $13,383 for the 2050 Composite, and to $16,086 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 2.94%

Inception (5/2/11)	+ 4.21%

Service Class Shares

One Year	+ 2.68%

Inception (5/2/11)	+ 3.94%

1.

The 2010 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2010 Composite is constructed as follows: 35% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 40% Wilshire 5000 Total Market IndexSM , 12% MSCI EAFE® NR Index and 3% MSCI Emerging Markets NR Index.

2.

The Wilshire 5000 Total Market IndexSM (formerly known as the Dow Jones Wilshire 5000 IndexSM) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

3.

The 2020 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2020 Composite is constructed as follows: 26% Barclays Capital U.S. TIPS Index, 13% Barclays Capital U.S. Aggregate Index, 44% Wilshire 5000 Total Market IndexSM, 14% MSCI EAFE® NR Index and 3% MSCI Emerging Markets NR Index.

4.

The 2030 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2030 Composite is constructed as follows: 16% Barclays Capital U.S. TIPS Index, 14% Barclays Capital U.S. Aggregate Index, 49% Wilshire 5000 Total Market IndexSM, 18% MSCI EAFE® NR Index and 3% MSCI Emerging Markets NR Index.

5.

The 2040 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2040 Composite is constructed as follows: 5% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 57% Wilshire 5000 Total Market IndexSM, 24% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index

6.

The 2050 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The 2050 Composite is constructed as follows: 60% Wilshire 5000 Total Market IndexSM, 35% MSCI EAFE® NR Index, and 5% MSCI Emerging Markets NR Index.

7.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

8.

The MSCI EAFE® NR Index is a free float-adjusted Market Capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia, and the FAR East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

10.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP Managed Risk Profile Target Maturity Funds–4

LVIP Managed Risk Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Managed Risk Profile 2010 Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,001.40	0.30%	$1.51
Service Class Shares	1,000.00	1,000.10	0.55%	2.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2020 Fund Expense Analysis of an Investment of
$1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$996.30	0.30%	$1.51
Service Class Shares	1,000.00	995.00	0.55%	2.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2030 Fund Expense Analysis of an Investment of
$1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$994.00	0.30%	$1.51
Service Class Shares	1,000.00	992.70	0.55%	2.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile Target Maturity Funds–5

LVIP Managed Risk Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP Managed Risk Profile 2040 Fund Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$986.00	0.30%	$1.50
Service Class Shares	1,000.00	984.70	0.55%	2.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2050 Fund Expense Analysis of an Investment of
$1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$985.00	0.30%	$1.50
Service Class Shares	1,000.00	983.80	0.55%	2.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Managed Risk Profile Target Maturity Funds–6

LVIP Managed Risk Profile Target Maturity Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2014

LVIP Managed Risk Profile 2010 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	96.41%
Equity Funds	29.85%
Fixed Income Funds	44.07%
International Equity Funds	15.51%
International Fixed Income Fund	6.98%
Unaffiliated Investment Companies	4.81%
Fixed Income Fund	1.00%
International Equity Fund	1.93%
Money Market Fund	1.88%
Total Value of Securities	101.22%
Liabilities Net of Receivables and Other Assets	(1.22%	)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2020 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	96.52%
Equity Funds	37.55%
Fixed Income Funds	32.84%
International Equity Funds	20.19%
International Fixed Income Fund	5.94%
Unaffiliated Investment Companies	4.82%
International Equity Fund	1.91%
Money Market Fund	2.91%
Total Value of Securities	101.34%
Liabilities Net of Receivables and Other Assets	(1.34%	)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2030 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	94.04%
Equity Funds	39.35%
Fixed Income Funds	26.78%
International Equity Funds	22.98%
International Fixed Income Fund	4.93%
Unaffiliated Investment Companies	7.66%
Commodity Fund	0.91%
International Equity Fund	2.85%
Money Market Fund	3.90%
Total Value of Securities	101.70%
Liabilities Net of Receivables and Other Assets	(1.70%	)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2040 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	93.43%
Equity Funds	45.05%
Fixed Income Funds	16.79%
International Equity Funds	27.66%
International Fixed Income Fund	3.93%
Unaffiliated Investment Companies	9.00%
Commodity Fund	0.90%
International Equity Fund	2.84%
Money Market Fund	5.26%
Total Value of Securities	102.43%
Liabilities Net of Receivables and Other Assets	(2.43%	)
Total Net Assets	100.00%

LVIP Managed Risk Profile 2050 Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	92.76%
Equity Funds	48.78%
Fixed Income Funds	6.89%
International Equity Funds	36.11%
International Fixed Income Fund	0.98%
Unaffiliated Investment Companies	10.83%
Commodity Fund	0.90%
International Equity Fund	2.83%
Money Market Fund	7.10%
Total Value of Securities	103.59%
Liabilities Net of Receivables and Other Assets	(3.59%	)
Total Net Assets	100.00%

LVIP Managed Risk Profile Target Maturity Funds–7

LVIP Managed Risk Profile 2010 Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–96.41%
Equity Funds–29.85%
*Lincoln Variable Insurance Products Trust–
LVIP Delaware Special Opportunities Fund	21,051	$882,126
LVIP SSgA Mid-Cap Index Fund	44,080	445,562
LVIP SSgA S&P 500 Index Fund	689,456	10,101,214
LVIP SSgA Small-Cap Index Fund	50,179	1,354,337
LVIP T. Rowe Price Structured
Mid-Cap Growth Fund	20,096	443,693

		13,226,932

Fixed Income Funds–44.07%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	384,848	3,983,179
LVIP Delaware Bond Fund	64,002	889,817
LVIP Delaware Diversified Floating Rate Fund	219,514	2,207,648
LVIP JPMorgan High Yield Fund	119,492	1,324,214
LVIP PIMCO Low Duration Bond Fund	177,859	1,769,523
LVIP SSgA Bond Index Fund	818,514	9,351,527

		19,525,908

International Equity Funds–15.51%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	137,303	1,336,236
LVIP SSgA International Index Fund	639,684	5,537,742

		6,873,978

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–6.98%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	267,588	$3,092,248

		3,092,248

Total Affiliated Investment Companies (Cost $32,479,029)		42,719,066

UNAFFILIATED INVESTMENT COMPANIES–4.81%
Fixed Income Fund–1.00%
çAmerican Funds® –
Mortgage Bond Fund	41,468	443,710

		443,710

International Equity Fund–1.93%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	43,851	856,843

		856,843

Money Market Fund–1.88%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	833,449	833,449

		833,449

Total Unaffiliated Investment Companies (Cost $1,975,698)		2,134,002

TOTAL VALUE OF SECURITIES–101.22% (Cost $34,454,727)	44,853,068
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.22%)	(542,070)

NET ASSETS APPLICABLE TO 3,560,035 SHARES OUTSTANDING–100.00%	$44,310,998

*	Standard Class shares.
çClass	1 shares.

LVIP Managed Risk Profile Target Maturity Funds–8

LVIP Managed Risk Profile 2010 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1)	British Pound Currency	$(98,055)	$(97,312)	3/17/15	$743
(1)	E-mini MSCI Emerging Markets Index	(46,819)	(47,885)	3/24/15	(1,066)
(1)	E-mini Russell 2000 Index	(115,794)	(120,070)	3/24/15	(4,276)
(3)	E-mini S&P 500 Index	(308,423)	(307,860)	3/24/15	563
(1)	E-mini S&P MidCap 400 Index	(141,469)	(144,860)	3/24/15	(3,391)
(1)	Euro Currency	(154,899)	(151,337)	3/17/15	3,562
(1)	Euro STOXX 50 Index	(36,035)	(37,911)	3/24/15	(1,876)
(1)	FTSE 100 Index	(95,529)	(101,647)	3/24/15	(6,118)
(1)	Japanese Yen Currency	(105,074)	(104,362)	3/17/15	712
(1)	Nikkei 225 Index (OSE)	(149,002)	(145,696)	3/13/15	3,306

		$(1,251,099)			$(7,841)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–9

LVIP Managed Risk Profile 2020 Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–96.52%
Equity Funds–37.55%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	33,329	$1,593,747
LVIP Delaware Special Opportunities Fund	75,033	3,144,177
LVIP SSgA Mid-Cap Index Fund	157,121	1,588,181
LVIP SSgA S&P 500 Index Fund	3,100,669	45,427,903
LVIP SSgA Small-Cap Index Fund	118,442	3,196,753
LVIP SSgA Small-Mid Cap 200 Fund	107,574	1,603,711
LVIP T. Rowe Price Structured
Mid-Cap Growth Fund	143,994	3,179,238

		59,733,710

Fixed Income Funds–32.84%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	762,384	7,890,670
LVIP Delaware Diversified Floating Rate Fund	469,526	4,722,025
LVIP JPMorgan High Yield Fund	284,096	3,148,353
LVIP PIMCO Low Duration Bond Fund	634,052	6,308,187
LVIP SSgA Bond Index Fund	2,640,108	30,163,230

		52,232,465

International Equity Funds–20.19%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	489,467	4,763,493

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
LVIP SSgA Emerging Markets 100 Fund	165,614	$1,538,227
LVIP SSgA International Index Fund	2,981,832	25,813,722

		32,115,442

International Fixed Income Fund–5.94%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	817,662	9,448,902

		9,448,902

Total Affiliated Investment Companies
(Cost $113,074,494)		153,530,519

UNAFFILIATED INVESTMENT COMPANIES–4.82%
International Equity Fund–1.91%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	155,162	3,031,861

		3,031,861

Money Market Fund–2.91%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	4,638,268	4,638,268

		4,638,268

Total Unaffiliated Investment Companies (Cost $6,893,881)		7,670,129

TOTAL VALUE OF SECURITIES–101.34% (Cost $119,968,375)	161,200,648
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.34%)	(2,129,823)

NET ASSETS APPLICABLE TO 13,136,411 SHARES OUTSTANDING–100.00%	$159,070,825

*	Standard Class shares.

LVIP Managed Risk Profile Target Maturity Funds–10

LVIP Managed Risk Profile 2020 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(10)	British Pound Currency	$(979,692)	$(973,125)	3/17/15	$6,567
(7)	E-mini MSCI Emerging Markets Index	(328,404)	(335,195)	3/24/15	(6,791)
(3)	E-mini Russell 2000 Index	(347,383)	(360,210)	3/24/15	(12,827)
(32)	E-mini S&P 500 Index	(3,247,426)	(3,283,840)	3/24/15	(36,414)
(4)	E-mini S&P MidCap 400 Index	(565,877)	(579,440)	3/24/15	(13,563)
(4)	Euro Currency	(619,597)	(605,350)	3/17/15	14,247
(16)	Euro STOXX 50 Index	(583,136)	(606,574)	3/24/15	(23,438)
(9)	FTSE 100 Index	(866,463)	(914,820)	3/24/15	(48,357)
(4)	Japanese Yen Currency	(420,297)	(417,450)	3/17/15	2,847
(3)	Nikkei 225 Index (OSE)	(447,005)	(437,088)	3/13/15	9,917

		$(8,405,280)			$(107,812)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–11

LVIP Managed Risk Profile 2030 Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–94.04%
Equity Funds–39.35%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	35,574	$1,701,112
LVIP Delaware Special Opportunities Fund	80,089	3,356,057
LVIP MFS Value Fund	44,880	1,672,588
LVIP SSgA Mid-Cap Index Fund	167,707	1,695,181
LVIP SSgA S&P 500 Index Fund	3,421,991	50,135,585
LVIP SSgA Small-Cap Index Fund	64,481	1,740,349
LVIP SSgA Small-Mid Cap 200 Fund	114,822	1,711,759
†LVIP T. Rowe Price Growth Stock Fund	53,604	1,671,383
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	152,909	3,376,071

		67,060,085

Fixed Income Funds–26.78%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	488,207	5,052,943
LVIP Delaware Diversified Floating Rate Fund	334,145	3,360,496
LVIP JPMorgan High Yield Fund	303,264	3,360,772
LVIP PIMCO Low Duration Bond Fund	338,425	3,366,995
LVIP SSgA Bond Index Fund	2,669,982	30,504,540

		45,645,746

International Equity Funds–22.98%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	522,450	5,084,482
LVIP Mondrian International Value Fund	191,987	3,252,636
LVIP SSgA Emerging Markets 100 Fund	176,790	1,642,026
LVIP SSgA International Index Fund	3,370,314	29,176,807

		39,155,951

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–4.93%
*Lincoln Variable Insurance Products Trust–LVIP Global Income Fund	727,387	$8,405,689

		8,405,689

Total Affiliated Investment Companies (Cost $117,680,158)		160,267,471

UNAFFILIATED INVESTMENT COMPANIES–7.66%
Commodity Fund–0.91%
**PIMCO CommodityRealReturn Strategy Portfolio	345,092	1,546,012

		1,546,012

International Equity Fund–2.85%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	248,432	4,854,354

		4,854,354

Money Market Fund–3.90%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	6,645,657	6,645,657

		6,645,657

Total Unaffiliated Investment Companies (Cost $12,446,548)		13,046,023

TOTAL VALUE OF SECURITIES–101.70% (Cost $130,126,706)	173,313,494
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.70%)	(2,897,770)

NET ASSETS APPLICABLE TO 13,998,854 SHARES OUTSTANDING–100.00%	$170,415,724

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

LVIP Managed Risk Profile Target Maturity Funds–12

LVIP Managed Risk Profile 2030 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(7)	British Pound Currency	$(686,388)	$(681,187)	3/17/15	$5,201
(6)	E-mini MSCI Emerging Markets Index	(281,580)	(287,310)	3/24/15	(5,730)
(2)	E-mini Russell 2000 Index	(231,588)	(240,140)	3/24/15	(8,552)
(22)	E-mini S&P 500 Index	(2,234,083)	(2,257,640)	3/24/15	(23,557)
(2)	E-mini S&P MidCap 400 Index	(282,939)	(289,720)	3/24/15	(6,781)
(3)	Euro Currency	(464,698)	(454,013)	3/17/15	10,685
(13)	Euro STOXX 50 Index	(473,084)	(492,841)	3/24/15	(19,757)
(7)	FTSE 100 Index	(674,719)	(711,526)	3/24/15	(36,807)
(3)	Japanese Yen Currency	(315,223)	(313,088)	3/17/15	2,135
(2)	Nikkei 225 Index (OSE)	(298,003)	(291,392)	3/13/15	6,611

		$(5,942,305)			$(76,552)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to financial statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–13

LVIP Managed Risk Profile 2040 Fund

Schedule of Investments

December 31, 2014

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANIES–93.43%
Equity Funds–45.05%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	48,656	$2,326,676
LVIP Delaware Special Opportunities Fund	54,774	2,295,239
LVIP MFS Value Fund	61,389	2,287,833
LVIP SSgA Mid-Cap Index Fund	114,693	1,159,320
LVIP SSgA S&P 500 Index Fund	2,652,603	38,863,291
LVIP SSgA Small-Cap Index Fund	44,097	1,190,165
LVIP SSgA Small-Mid Cap 200 Fund	78,521	1,170,584
†LVIP T. Rowe Price Growth Stock Fund	36,662	1,143,122
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	104,574	2,308,884

		52,745,114

Fixed Income Funds–16.79%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	111,285	1,151,795
LVIP JPMorgan High Yield Fund	207,400	2,298,405
LVIP PIMCO Low Duration Bond Fund	231,432	2,302,519
LVIP SSgA Bond Index Fund	1,217,214	13,906,668

		19,659,387

International Equity Funds–27.66%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	357,303	3,477,275
LVIP MFS International Growth Fund	327,834	4,489,359
LVIP Mondrian International Value Fund	262,614	4,449,209

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
LVIP SSgA Emerging Markets 100 Fund	120,919	$1,123,099
LVIP SSgA International Index Fund	2,177,057	18,846,781

		32,385,723

International Fixed Income Fund–3.93%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	397,940	4,598,594

		4,598,594

Total Affiliated Investment Companies (Cost $75,307,818)		109,388,818

UNAFFILIATED INVESTMENT COMPANIES–9.00%
Commodity Fund–0.90%
**PIMCO CommodityRealReturn Strategy Portfolio	236,058	1,057,542

		1,057,542

International Equity Fund–2.84%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	169,929	3,320,413

		3,320,413

Money Market Fund–5.26%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	6,161,032	6,161,032

		6,161,032

Total Unaffiliated Investment Companies (Cost $10,112,464)		10,538,987

TOTAL VALUE OF SECURITIES–102.43% (Cost $85,420,282)	119,927,805
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.43%)	(2,847,277)

NET ASSETS APPLICABLE TO 10,048,712 SHARES OUTSTANDING–100.00%	$117,080,528

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

LVIP Managed Risk Profile Target Maturity Funds–14

LVIP Managed Risk Profile 2040 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(6)	British Pound Currency	$(587,845)	$(583,875)	3/17/15	$3,970
(5)	E-mini MSCI Emerging Markets Index	(234,081)	(239,425)	3/24/15	(5,344)
(1)	E-mini Russell 2000 Index	(115,794)	(120,070)	3/24/15	(4,276)
(20)	E-mini S&P 500 Index	(2,029,585)	(2,052,400)	3/24/15	(22,815)
(2)	E-mini S&P MidCap 400 Index	(282,939)	(289,720)	3/24/15	(6,781)
(3)	Euro Currency	(464,698)	(454,013)	3/17/15	10,685
(10)	Euro STOXX 50 Index	(367,098)	(379,109)	3/24/15	(12,011)
(6)	FTSE 100 Index	(588,229)	(609,880)	3/24/15	(21,651)
(3)	Japanese Yen Currency	(315,360)	(313,087)	3/17/15	2,273
(2)	Nikkei 225 Index (OSE)	(297,836)	(291,392)	3/13/15	6,444

		$(5,283,465)			$(49,506)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–15

LVIP Managed Risk Profile 2050 Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–92.76%
Equity Funds–48.78%
*Lincoln Variable Insurance Products Trust–
LVIP Baron Growth Opportunities Fund	4,905	$234,566
LVIP Delaware Special Opportunities Fund	11,045	462,818
LVIP MFS Value Fund	12,378	461,306
LVIP SSgA Mid-Cap Index Fund	23,125	233,752
LVIP SSgA S&P 500 Index Fund	597,822	8,758,693
LVIP SSgA Small-Cap Index Fund	8,774	236,809
LVIP SSgA Small-Mid Cap 200 Fund	31,664	472,049
†LVIP T. Rowe Price Growth Stock Fund	7,393	230,500
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	21,086	465,550

		11,556,043

Fixed Income Funds–6.89%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	22,439	232,249
LVIP JPMorgan High Yield Fund	20,938	232,038
LVIP PIMCO Low Duration Bond Fund	23,333	232,141
LVIP SSgA Bond Index Fund	81,810	934,680

		1,631,108

International Equity Funds–36.11%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	96,053	934,786
LVIP MFS International Growth Fund	49,583	678,996
LVIP Mondrian International Value Fund	52,960	897,255

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
LVIP SSgA Emerging Markets 100 Fund	48,774	$453,012
LVIP SSgA International Index Fund	645,844	5,591,075

		8,555,124

International Fixed Income Fund–0.98%
*Lincoln Variable Insurance Products Trust–
LVIP Global Income Fund	20,060	231,819

		231,819

Total Affiliated Investment Companies (Cost $17,060,150)		21,974,094

UNAFFILIATED INVESTMENT COMPANIES–10.83%
Commodity Fund–0.90%
**PIMCO CommodityRealReturn Strategy Portfolio	47,614	213,309

		213,309

International Equity Fund–2.83%
*Delaware VIP Trust–
Delaware VIP Emerging Markets Series	34,271	669,654

		669,654

Money Market Fund–7.10%
Dreyfus Treasury & Agency Cash Management Fund—Institutional Shares	1,682,695	1,682,695

		1,682,695

Total Unaffiliated Investment Companies (Cost $2,545,776)		2,565,658

TOTAL VALUE OF SECURITIES–103.59% (Cost $19,605,926)	24,539,752
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.59%)	(851,239)

NET ASSETS APPLICABLE TO 2,396,313 SHARES OUTSTANDING–100.00%	$23,688,513

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

LVIP Managed Risk Profile Target Maturity Funds–16

LVIP Managed Risk Profile 2050 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(5)	E-mini S&P 500 Index	$(497,809)	$(513,100)	3/24/15	$(15,291)
(3)	Euro Currency	(465,673)	(454,013)	3/17/15	11,660
(10)	Euro STOXX 50 Index	(376,681)	(379,109)	3/24/15	(2,428)

		$(1,340,163)			$(6,059)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–17

LVIP Managed Risk Profile Target Maturity Funds

Statements of Assets and Liabilities

December 31, 2014

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
ASSETS:
Investments in affiliated investment companies, at value	$42,719,066	$153,530,519	$160,267,471	$109,388,818	$21,974,094
Investments in unaffiliated investment companies, at value	2,134,002	7,670,129	13,046,023	10,538,987	2,565,658
Cash collateral, at value	40,111	304,695	211,586	161,034	12,930
Receivable for investment companies sold	38,509	—	224,025	—	—
Foreign currency collateral, at value	22,119	199,577	144,531	132,651	65,883
Expense reimbursement from LIAC	5,305	6,565	6,189	7,016	8,205
Receivable for fund shares sold	1,235	15,323	24,553	23,665	7,723
Cash	25	87	75	41	6
Dividends receivable from investment companies	8	40	62	51	67

TOTAL ASSETS	44,960,380	161,726,935	173,924,515	120,252,263	24,634,566

LIABILITIES:
Payable for fund shares redeemed	623,003	2,464,502	3,382,690	2,812,665	920,516
Due to manager and affiliates	11,226	40,288	42,010	30,188	5,816
Net unrealized depreciation on futures contracts	7,841	107,812	76,552	49,506	6,059
Accrued expenses payable	7,312	7,463	7,539	7,511	8,169
Payable for investment companies purchased	—	36,045	—	271,865	5,493

TOTAL LIABILITIES	649,382	2,656,110	3,508,791	3,171,735	946,053

TOTAL NET ASSETS	$44,310,998	$159,070,825	$170,415,724	$117,080,528	$23,688,513

Investments in affiliated investment companies, at cost	$32,479,029	$113,074,494	$117,680,158	$75,307,818	$17,060,150
Investments in unaffiliated investment companies, at cost	$1,975,698	$6,893,881	$12,446,548	$10,112,464	$2,545,776
Foreign currency collateral, at cost	$22,119	$199,577	$144,531	$132,651	$65,883

Standard Class:
Net Assets	$36,506,580	$131,581,395	$146,451,646	$94,656,742	$20,613,614
Shares Outstanding	2,932,810	10,865,913	12,030,110	8,121,209	2,084,633
Net Asset Value	$12.448	$12.110	$12.174	$11.655	$9.888

Service Class:
Net Assets	$7,804,418	$27,489,430	$23,964,078	$22,423,786	$3,074,899
Shares Outstanding	627,225	2,270,498	1,968,744	1,927,503	311,680
Net Asset Value	$12.443	$12.107	$12.172	$11.634	$9.866

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$33,899,063	$121,323,734	$126,871,919	$83,926,224	$20,350,554
Distributions in excess of net investment income	—	—	—	—	(2,463)
Accumulated net realized gain (loss) on investments	21,435	(3,377,370)	433,569	(1,303,713)	(1,587,345)
Net unrealized appreciation of investments and derivatives	10,390,500	41,124,461	43,110,236	34,458,017	4,927,767

TOTAL NET ASSETS	$44,310,998	$159,070,825	$170,415,724	$117,080,528	$23,688,513

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–18

LVIP Managed Risk Profile Target Maturity Funds

Statements of Operations

Year Ended December 31, 2014

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$768,872	$2,855,535	$3,126,288	$2,161,413	$464,166
Dividends from unaffiliated investment companies	7,824	29,470	53,568	37,405	8,949

	776,696	2,885,005	3,179,856	2,198,818	473,115

EXPENSES:
Management fees	123,471	467,108	498,454	346,783	77,071
Accounting and administration expenses	33,028	41,615	42,391	38,608	31,897
Distribution expenses-Service Class	20,290	71,702	59,352	52,599	8,856
Professional fees	19,889	22,529	22,762	21,597	20,024
Reports and statements to shareholders	18,088	22,933	24,288	24,563	18,140
Custodian fees	6,032	10,904	11,996	9,854	7,354
Consulting fees	3,638	3,740	3,747	3,702	3,620
Trustees’ fees and expenses	1,192	4,517	4,831	3,355	800
Pricing fees	255	276	279	271	107
Other	386	2,441	3,570	2,396	1,558

	226,269	647,765	671,670	503,728	169,427
Less expenses reimbursed	(57,814)	(17,195)	(17,784)	(34,989)	(68,086)

Total operating expenses	168,455	630,570	653,886	468,739	101,341

NET INVESTMENT INCOME	608,241	2,254,435	2,525,970	1,730,079	371,774

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	195,020	835,829	838,096	610,825	134,173
Distributions from unaffiliated investment companies	2,184	17,160	27,289	18,869	4,627
Sale of investments in affiliated investment companies	4,331,635	13,961,547	15,402,627	12,183,907	3,371,058
Sale of investments in unaffiliated investment companies	41,513	293,289	231,391	149,324	87,366
Foreign currencies	(3,208)	(11,547)	(16,079)	(22,598)	(3,031)
Futures contracts	(267,932)	(1,234,374)	(1,733,255)	(1,998,204)	(658,941)

Net realized gain	4,299,212	13,861,904	14,750,069	10,942,123	2,935,252

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(2,610,529)	(7,575,724)	(8,264,939)	(7,155,888)	(2,252,133)
Investments in unaffiliated investment companies	(6,010)	(292,545)	(582,624)	(386,012)	(110,829)
Foreign currencies	(190)	(638)	(578)	(348)	(122)
Futures contracts	107,906	333,593	289,568	163,467	43,705

Net change in unrealized appreciation (depreciation)	(2,508,823)	(7,535,314)	(8,558,573)	(7,378,781)	(2,319,379)

NET REALIZED AND UNREALIZED GAIN	1,790,389	6,326,590	6,191,496	3,563,342	615,873

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,398,630	$8,581,025	$8,717,466	$5,293,421	$987,647

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–19

LVIP Managed Risk Profile Target Maturity Funds

Statements of Changes in Net Assets

	LVIP Managed Risk Profile 2010 Fund		LVIP Managed Risk Profile 2020 Fund		LVIP Managed Risk Profile 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$608,241	$589,271	$2,254,435	$2,384,153	$2,525,970	$2,580,200
Net realized gain (loss)	4,299,212	323,630	13,861,904	(1,657,389)	14,750,069	(625,984)
Net change in unrealized appreciation (depreciation)	(2,508,823)	3,827,328	(7,535,314)	20,627,042	(8,558,573)	25,433,406

Net increase in net assets resulting from operations	2,398,630	4,740,229	8,581,025	21,353,806	8,717,466	27,387,622

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(692,434)	(633,407)	(2,597,175)	(2,525,567)	(3,110,638)	(2,698,488)
Service Class	(126,662)	(92,657)	(466,563)	(311,592)	(439,010)	(238,098)

	(819,096)	(726,064)	(3,063,738)	(2,837,159)	(3,549,648)	(2,936,586)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,402,692	16,935,242	36,805,938	52,412,873	35,066,322	56,889,961
Service Class	1,487,232	2,111,035	2,887,011	5,099,624	4,710,068	4,346,431
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	692,434	633,407	2,597,175	2,525,567	3,110,638	2,698,488
Service Class	126,662	92,657	466,563	311,592	439,010	238,098

	13,709,020	19,772,341	42,756,687	60,349,656	43,326,038	64,172,978

Cost of shares redeemed:
Standard Class	(25,815,041)	(17,989,123)	(103,315,218)	(38,648,492)	(111,053,619)	(36,021,486)
Service Class	(2,790,596)	(3,399,751)	(5,115,702)	(4,755,797)	(4,783,934)	(4,713,690)

	(28,605,637)	(21,388,874)	(108,430,920)	(43,404,289)	(115,837,553)	(40,735,176)

Increase (decrease) in net assets derived from capital share transactions	(14,896,617)	(1,616,533)	(65,674,233)	16,945,367	(72,511,515)	23,437,802

NET INCREASE (DECREASE) IN NET ASSETS	(13,317,083)	2,397,632	(60,156,946)	35,462,014	(67,343,697)	47,888,838
NET ASSETS:
Beginning of year	57,628,081	55,230,449	219,227,771	183,765,757	237,759,421	189,870,583

End of year	$44,310,998	$57,628,081	$159,070,825	$219,227,771	$170,415,724	$237,759,421

Undistributed net investment income	$—	$8,158	$—	$42,855	$—	$32,125

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–20

LVIP Managed Risk Profile Target Maturity Funds

Statements of Changes in Net Assets (continued)

	LVIP Managed Risk Profile 2040 Fund		LVIP Managed Risk Profile 2050 Fund
	Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,730,079	$1,769,582	$371,774	$427,907
Net realized gain (loss)	10,942,123	(696,181)	2,935,252	(436,995)
Net change in unrealized appreciation (depreciation)	(7,378,781)	21,525,487	(2,319,379)	5,633,794

Net increase in net assets resulting from operations	5,293,421	22,598,888	987,647	5,624,706

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,199,254)	(1,757,852)	(405,319)	(441,927)
Service Class	(453,336)	(187,102)	(50,431)	(34,236)
Net realized gain:
Standard Class	—	—	(2,433,706)	—
Service Class	—	—	(348,247)	—
Return of capital:
Standard Class	—	—	—	(10,778)
Service Class	—	—	—	(1,038)

	(2,652,590)	(1,944,954)	(3,237,703)	(487,979)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,753,241	35,713,544	10,875,071	16,094,868
Service Class	4,010,102	4,100,982	1,695,892	977,997
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,199,254	1,757,852	2,839,025	452,705
Service Class	453,336	187,102	398,678	35,274

	28,415,933	41,759,480	15,808,666	17,560,844

Cost of shares redeemed:
Standard Class	(78,415,727)	(25,098,801)	(28,422,783)	(5,727,048)
Service Class	(1,426,248)	(2,414,715)	(2,322,929)	(95,361)

	(79,841,975)	(27,513,516)	(30,745,712)	(5,822,409)

Increase (decrease) in net assets derived from capital share transactions	(51,426,042)	14,245,964	(14,937,046)	11,738,435

NET INCREASE (DECREASE) IN NET ASSETS	(48,785,211)	34,899,898	(17,187,102)	16,875,162
NET ASSETS:
Beginning of year	165,865,739	130,965,841	40,875,615	24,000,453

End of year	$117,080,528	$165,865,739	$23,688,513	$40,875,615

Undistributed (distributions in excess of) net investment income	$—	$68,800	$(2,463)	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–21

LVIP Managed Risk Profile 2010 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2010 Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$12.105	$11.259	$10.604	$10.553	$9.571

Income (loss) from investment operations:
Net investment income[2]	0.158	0.127	0.147	0.180	0.141
Net realized and unrealized gain (loss)	0.421	0.878	0.756	(0.045)	0.951

Total from investment operations	0.579	1.005	0.903	0.135	1.092

Less dividends and distributions from:
Net investment income	(0.236)	(0.159)	(0.248)	(0.084)	(0.110)

Total dividends and distributions	(0.236)	(0.159)	(0.248)	(0.084)	(0.110)

Net asset value, end of period	$12.448	$12.105	$11.259	$10.604	$10.553

Total return[3]	4.78%	8.93%	8.54%	1.29%	11.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,507	$48,876	$45,927	$24,751	$21,962
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.26%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.42%	0.43%	0.54%	0.62%	0.61%
Ratio of net investment income to average net assets	1.27%	1.08%	1.33%	1.67%	1.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.15%	0.95%	1.09%	1.31%	1.01%
Portfolio turnover	37%	37%	35%	56%	35%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–22

LVIP Managed Risk Profile 2010 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2010 Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$12.101	$11.256	$10.577	$10.553	$9.573

Income (loss) from investment operations:
Net investment income[2]	0.127	0.098	0.119	0.153	0.116
Net realized and unrealized gain (loss)	0.420	0.877	0.754	(0.045)	0.949

Total from investment operations	0.547	0.975	0.873	0.108	1.065

Less dividends and distributions from:
Net investment income	(0.205)	(0.130)	(0.194)	(0.084)	(0.085)

Total dividends and distributions	(0.205)	(0.130)	(0.194)	(0.084)	(0.085)

Net asset value, end of period	$12.443	$12.101	$11.256	$10.577	$10.553

Total return[3]	4.52%	8.66%	8.27%	1.03%	11.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,804	$8,752	$9,303	$10,076	$10,938
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.51%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.67%	0.68%	0.79%	0.87%	0.86%
Ratio of net investment income to average net assets	1.02%	0.83%	1.08%	1.42%	1.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.90%	0.71%	0.84%	1.06%	0.76%
Portfolio turnover	37%	37%	35%	56%	35%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–23

LVIP Managed Risk Profile 2020 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2020 Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$11.829	$10.788	$10.159	$10.217	$9.202

Income (loss) from investment operations:
Net investment income[2]	0.151	0.137	0.147	0.170	0.141
Net realized and unrealized gain (loss)	0.369	1.063	0.702	(0.148)	0.962

Total from investment operations	0.520	1.200	0.849	0.022	1.103

Less dividends and distributions from:
Net investment income	(0.239)	(0.159)	(0.220)	(0.080)	(0.088)

Total dividends and distributions	(0.239)	(0.159)	(0.220)	(0.080)	(0.088)

Net asset value, end of period	$12.110	$11.829	$10.788	$10.159	$10.217

Total return[3]	4.39%	11.13%	8.38%	0.22%	12.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,581	$190,689	$158,362	$75,045	$66,870
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.26%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.36%	0.41%	0.41%
Ratio of net investment income to average net assets	1.25%	1.20%	1.39%	1.64%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	1.19%	1.33%	1.49%	1.26%
Portfolio turnover	31%	27%	30%	51%	22%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–24

LVIP Managed Risk Profile 2020 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2020 Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$11.827	$10.788	$10.136	$10.219	$9.205

Income (loss) from investment operations:
Net investment income[2]	0.121	0.108	0.120	0.144	0.117
Net realized and unrealized gain (loss)	0.368	1.062	0.699	(0.147)	0.961

Total from investment operations	0.489	1.170	0.819	(0.003)	1.078

Less dividends and distributions from:
Net investment income	(0.209)	(0.131)	(0.167)	(0.080)	(0.064)

Total dividends and distributions	(0.209)	(0.131)	(0.167)	(0.080)	(0.064)

Net asset value, end of period	$12.107	$11.827	$10.788	$10.136	$10.219

Total return[3]	4.13%	10.85%	8.10%	(0.02% )	11.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,490	$28,539	$25,404	$26,568	$24,450
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.51%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.61%	0.66%	0.66%
Ratio of net investment income to average net assets	1.00%	0.95%	1.14%	1.39%	1.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	0.94%	1.08%	1.24%	1.01%
Portfolio turnover	31%	27%	30%	51%	22%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–25

LVIP Managed Risk Profile 2030 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2030 Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$11.934	$10.627	$10.030	$10.154	$9.096

Income (loss) from investment operations:
Net investment income[2]	0.158	0.140	0.155	0.164	0.126
Net realized and unrealized gain (loss)	0.340	1.320	0.634	(0.220)	1.012

Total from investment operations	0.498	1.460	0.789	(0.056)	1.138

Less dividends and distributions from:
Net investment income	(0.258)	(0.153)	(0.192)	(0.068)	(0.080)

Total dividends and distributions	(0.258)	(0.153)	(0.192)	(0.068)	(0.080)

Net asset value, end of period	$12.174	$11.934	$10.627	$10.030	$10.154

Total return[3]	4.16%	13.74%	7.90%	(0.54% )	12.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$146,452	$214,620	$169,078	$70,935	$61,744
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.26%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.36%	0.43%	0.43%
Ratio of net investment income to average net assets	1.30%	1.23%	1.48%	1.59%	1.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.29%	1.22%	1.42%	1.42%	1.11%
Portfolio turnover	26%	24%	25%	56%	23%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–26

LVIP Managed Risk Profile 2030 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2030 Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$11.933	$10.628	$10.007	$10.156	$9.100

Income (loss) from investment operations:
Net investment income[2]	0.128	0.111	0.128	0.138	0.102
Net realized and unrealized gain (loss)	0.338	1.319	0.634	(0.219)	1.010

Total from investment operations	0.466	1.430	0.762	(0.081)	1.112

Less dividends and distributions from:
Net investment income	(0.227)	(0.125)	(0.141)	(0.068)	(0.056)

Total dividends and distributions	(0.227)	(0.125)	(0.141)	(0.068)	(0.056)

Net asset value, end of period	$12.172	$11.933	$10.628	$10.007	$10.156

Total return[3]	3.90%	13.46%	7.63%	(0.79% )	12.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,964	$23,139	$20,793	$17,447	$16,210
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.51%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.61%	0.68%	0.68%
Ratio of net investment income to average net assets	1.05%	0.98%	1.23%	1.34%	1.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.04%	0.97%	1.17%	1.17%	0.86%
Portfolio turnover	26%	24%	25%	56%	23%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–27

LVIP Managed Risk Profile 2040 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2040 Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$11.523	$10.009	$9.503	$9.704	$8.602

Income (loss) from investment operations:
Net investment income[2]	0.151	0.132	0.135	0.142	0.119
Net realized and unrealized gain (loss)	0.251	1.523	0.539	(0.284)	1.055

Total from investment operations	0.402	1.655	0.674	(0.142)	1.174

Less dividends and distributions from:
Net investment income	(0.270)	(0.141)	(0.168)	(0.059)	(0.072)

Total dividends and distributions	(0.270)	(0.141)	(0.168)	(0.059)	(0.072)

Net asset value, end of period	$11.655	$11.523	$10.009	$9.503	$9.704

Total return[3]	3.48%	16.54%	7.12%	(1.46% )	13.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$94,657	$146,675	$116,009	$52,039	$43,617
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.26%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.33%	0.33%	0.40%	0.47%	0.51%
Ratio of net investment income to average net assets	1.29%	1.22%	1.37%	1.44%	1.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.26%	1.19%	1.27%	1.23%	1.04%
Portfolio turnover	25%	25%	28%	65%	19%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–28

LVIP Managed Risk Profile 2040 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2040 Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11[1]	12/31/10

Net asset value, beginning of period	$11.503	$9.993	$9.465	$9.690	$8.591

Income (loss) from investment operations:
Net investment income[2]	0.122	0.105	0.110	0.117	0.097
Net realized and unrealized gain (loss)	0.249	1.518	0.537	(0.283)	1.052

Total from investment operations	0.371	1.623	0.647	(0.166)	1.149

Less dividends and distributions from:
Net investment income	(0.240)	(0.113)	(0.119)	(0.059)	(0.050)

Total dividends and distributions	(0.240)	(0.113)	(0.119)	(0.059)	(0.050)

Net asset value, end of period	$11.634	$11.503	$9.993	$9.465	$9.690

Total return[3]	3.22%	16.25%	6.86%	(1.71% )	13.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,424	$19,191	$14,957	$12,522	$11,553
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.51%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	0.58%	0.65%	0.72%	0.76%
Ratio of net investment income to average net assets	1.04%	0.97%	1.12%	1.19%	1.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.01%	0.94%	1.02%	0.98%	0.79%
Portfolio turnover	25%	25%	28%	65%	19%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–29

LVIP Managed Risk Profile 2050 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2050 Fund Standard Class
				5/2/11[1] to 12/31/11
	Year Ended
	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$11.054	$9.401	$8.953	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.138	0.138	0.157	0.128
Net realized and unrealized gain (loss)	0.196	1.651	0.379	(1.175)

Total from investment operations	0.334	1.789	0.536	(1.047)

Less dividends and distributions from:
Net investment income	(0.214)	(0.133)	(0.088)	—
Net realized gain	(1.286)	—	—	—
Return of capital	—	(0.003)	—	—

Total dividends and distributions	(1.500)	(0.136)	(0.088)	—

Net asset value, end of period	$9.888	$11.054	$9.401	$8.953

Total return[3]	2.94%	19.04%	6.01%	(10.47%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,614	$37,291	$21,788	$1,603
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.52%	0.55%	0.94%	4.78%
Ratio of net investment income to average net assets	1.24%	1.34%	1.70%	2.12%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.02%	1.09%	1.06%	(2.36%	)
Portfolio turnover	46%	24%	30%	68%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–30

LVIP Managed Risk Profile 2050 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2050 Fund Service Class
				5/2/11[1] to 12/31/11
	Year Ended
	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$11.032	$9.385	$8.938	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.111	0.112	0.133	0.115
Net realized and unrealized gain (loss)	0.195	1.645	0.379	(1.177)

Total from investment operations	0.306	1.757	0.512	(1.062)

Less dividends and distributions from:
Net investment income	(0.186)	(0.107)	(0.065)	—
Net realized gain	(1.286)	—	—	—
Return of capital	—	(0.003)	—	—

Total dividends and distributions	(1.472)	(0.110)	(0.065)	—

Net asset value, end of period	$9.866	$11.032	$9.385	$8.938

Total return[3]	2.68%	18.73%	5.74%	(10.62%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,075	$3,585	$2,212	$1,734
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.77%	0.80%	1.19%	5.03%
Ratio of net investment income to average net assets	0.99%	1.09%	1.45%	1.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.77%	0.84%	0.81%	(2.61%	)
Portfolio turnover	46%	24%	30%	68%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–31

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (each, a Fund, and collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940 and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a significant portion of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (LIAC) or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds will employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market securities, and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Funds are Managed Risk Profile Target Maturity Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

Each Fund’s investment objective is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Future contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–Each Fund is an investment company in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP Managed Risk Profile Target Maturity Funds–32

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.30% of the Fund’s average daily net assets for the Standard Class (and 0.55% for the Service Class). The agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Administration fees	$2,056	$7,902	$8,426	$5,853	$1,286
Legal fees	561	2,156	2,299	1,596	349

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, each Fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Trading operation fees	$366	$1,394	$1,488	$1,035	$234

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP Managed Risk Profile Target Maturity Funds–33

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2014, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Expense reimbursement receivable from LIAC	$5,305	$6,565	$6,189	$7,016	$8,205
Management fees payable to LIAC	9,565	34,388	36,938	25,435	5,179
Distribution fees payable to LFD	1,661	5,900	5,072	4,753	637

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Purchases	$17,746,299	$56,238,795	$50,655,813	$33,561,628	$13,274,622
Sales	32,108,494	119,941,168	119,922,359	82,614,855	29,566,123

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Cost of investments	$35,254,874	$122,906,886	$133,546,385	$88,426,313	$19,990,323

Aggregate unrealized appreciation	$10,479,699	$41,474,098	$43,797,744	$34,968,004	$5,016,634
Aggregate unrealized depreciation	(881,505)	(3,180,336)	(4,030,635)	(3,466,512)	(467,205)

Net unrealized appreciation	$9,598,194	$38,293,762	$39,767,109	$31,501,492	$4,549,429

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Investment Companies	$44,853,068	$161,200,648	$173,313,494	$119,927,805	$24,539,752

Futures Contracts	$(7,841)	$(107,812)	$(76,552)	$(49,506)	$(6,059)

There were no Level 3 investments at the beginning or end of the period.

LVIP Managed Risk Profile Target Maturity Funds–34

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

3. Investments (continued)

During the period ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Year Ended December 31, 2014:
Ordinary income	$719,075	$2,763,423	$3,049,430	$2,152,168	$738,381
Long-term capital gain	100,021	300,315	500,218	500,422	2,499,322

Total	$819,096	$3,063,738	$3,549,648	$2,652,590	$3,237,703

Year Ended December 31, 2013:
Ordinary income	$726,064	$2,837,159	$2,936,586	$1,944,954	$476,163
Return of capital	—	—	—	—	11,816

Total	$726,064	$2,837,159	$2,936,586	$1,944,954	$487,979

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Shares of beneficial interest	$33,899,063	$121,323,734	$126,871,919	$83,926,224	$20,350,554
Undistributed ordinary income	—	—	—	—	30,379
Undistributed long-term capital gains	2,107,822	5,120,841	9,632,766	7,351,162	22,733
Qualified late year ordinary loss	—	—	—	—	(3,031)
Other temporary differences	(1,297,387)	(5,677,429)	(5,862,681)	(5,704,794)	(1,261,551)
Unrealized appreciation	9,601,500	38,303,679	39,773,720	31,507,936	4,549,429

Net assets	$44,310,998	$159,070,825	$170,415,724	$117,080,528	$23,688,513

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddles, pass-through consent dividends from Underlying Funds and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain (loss) items) represent losses realized from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds, gain (loss) on foreign currency transactions and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Funds recorded the following reclassifications:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Distributions in excess of net investment income	$202,697	$766,448	$991,553	$853,711	$81,513
Accumulated net realized gain (loss)	(202,697)	(766,448)	(991,553)	(853,711)	(81,513)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Managed Risk Profile Target Maturity Funds–35

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

During the fiscal year 2014, the Funds utilized capital loss carryforwards as follows:

LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
$1,954,717	$8,453,656	$5,250,292	$3,795,068	$398,598

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Managed Risk Profile 2010 Fund		LVIP Managed Risk Profile 2020 Fund		LVIP Managed Risk Profile 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Standard Class	922,179	1,438,056	3,058,378	4,609,173	2,873,326	5,011,844
Service Class	119,657	178,996	239,390	449,554	386,787	383,605
Shares issued upon reinvestment of dividends and distributions:
Standard Class	55,418	52,443	213,433	214,067	254,130	226,745
Service Class	10,141	7,674	38,351	26,413	35,872	20,007

	1,107,395	1,677,169	3,549,552	5,299,207	3,550,115	5,642,201

Shares redeemed:
Standard Class	(2,082,424)	(1,532,055)	(8,526,832)	(3,381,085)	(9,081,719)	(3,164,062)
Service Class	(225,824)	(289,927)	(420,246)	(417,755)	(393,031)	(420,886)

	(2,308,248)	(1,821,982)	(8,947,078)	(3,798,840)	(9,474,750)	(3,584,948)

Net increase (decrease)	(1,200,853)	(144,813)	(5,397,526)	1,500,367	(5,924,635)	2,057,253

	LVIP Managed Risk Profile 2040 Fund		LVIP Managed Risk Profile 2050 Fund
	Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Standard Class	1,857,893	3,301,672	974,337	1,570,348
Service Class	342,194	378,712	151,216	95,325
Shares issued upon reinvestment of dividends and distributions:
Standard Class	187,446	153,016	285,100	41,099
Service Class	38,711	16,315	40,128	3,208

	2,426,244	3,849,715	1,450,781	1,709,980

Shares redeemed:
Standard Class	(6,652,469)	(2,317,346)	(2,548,379)	(555,453)
Service Class	(121,742)	(223,494)	(204,620)	(9,318)

	(6,774,211)	(2,540,840)	(2,752,999)	(564,771)

Net increase (decrease)	(4,347,967)	1,308,875	(1,302,218)	1,145,209

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Funds deposit cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value

LVIP Managed Risk Profile Target Maturity Funds–36

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Managed Risk Profile 2010 Fund

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$3,869	Net unrealized depreciation on futures contracts	$(16,727)
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	5,017	Net unrealized depreciation on futures contracts	—

Total		$8,886		$(16,727)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(323,942)	$106,772
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	56,010	1,134

Total		$(267,932)	$107,906

LVIP Managed Risk Profile 2020 Fund

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$9,917	Net unrealized depreciation on futures contracts	$(141,390)
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	23,661	Net unrealized depreciation on futures contracts	—

Total		$33,578		$(141,390)

LVIP Managed Risk Profile Target Maturity Funds–37

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2020 Fund

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,474,220)	$316,076
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	239,846	17,517

Total		$(1,234,374)	$333,593

LVIP Managed Risk Profile 2030 Fund

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$6,611	Net unrealized depreciation on futures contracts	$(101,184)
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	18,021	Net unrealized depreciation on futures contracts	—

Total		$24,632		$(101,184)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,893,245)	$275,750
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	159,990	13,818

Total		$(1,733,255)	$289,568

LVIP Managed Risk Profile Target Maturity Funds–38

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2040 Fund

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$6,444	Net unrealized depreciation on futures contracts	$(72,878)
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	16,928	Net unrealized depreciation on futures contracts	—

Total		$23,372		$(72,878)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,130,827)	$148,047
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	132,623	15,420

Total		$(1,998,204)	$163,467

LVIP Managed Risk Profile 2050 Fund

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(17,719)
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	11,660	Net unrealized depreciation on futures contracts	—

Total		$11,660		$(17,719)

LVIP Managed Risk Profile Target Maturity Funds–39

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2050 Fund

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(675,206)	$31,980
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	16,265	11,725

Total		$(658,941)	$43,705

Derivatives Generally-The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume Future Contracts (Average Notional Value)	Liability Derivative Volume Future Contracts (Average Notional Value)
LVIP Managed Risk Profile 2010 Fund	$—	$3,147,498
LVIP Managed Risk Profile 2020 Fund	—	13,692,302
LVIP Managed Risk Profile 2030 Fund	—	13,073,579
LVIP Managed Risk Profile 2040 Fund	—	10,001,551
LVIP Managed Risk Profile 2050 Fund	—	3,091,174

At December 31, 2014, each Fund posted collateral for futures contracts as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Cash	$40,111	$304,695	$211,586	$161,034	$12,930
Foreign currencies	22,119	199,577	144,531	132,651	65,883

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Managed Risk Profile Target Maturity Funds–40

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Managed Risk Profile Target Maturity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (five of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Managed Risk Profile Target Maturity Funds–41

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Funds reports distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Total Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Managed Risk Profile 2010 Fund	12.21%	87.79%	100.00%
LVIP Managed Risk Profile 2020 Fund	9.80%	90.20%	100.00%
LVIP Managed Risk Profile 2030 Fund	14.09%	85.91%	100.00%
LVIP Managed Risk Profile 2040 Fund	18.87%	81.13%	100.00%
LVIP Managed Risk Profile 2050 Fund	77.19%	22.81%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Funds.

Based upon its review of the information provided, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets and that at least 80% of each Fund’s net assets are invested in underlying funds. The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by using hedging instruments (short positions in exchange-traded futures contracts). The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs could limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds.

The Board reviewed performance information provided by Morningstar as of June 30, 2014, for each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Funds’.

The Board considered that LIAC had become responsible for each Fund’s investment decision-making on May 1, 2011 and that prior to May 1, 2011, LIAC had provided oversight of a sub-adviser which had been directly responsible for making investment decisions and that performance for periods prior to May 1, 2011 was primarily the former sub-adviser’s performance. The Board considered that since June 2011 the Funds had

LVIP Managed Risk Profile Target Maturity Funds–42

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

been managed to reduce equity market risk and that during periods of rising equity markets that the Funds would be expected to underperform peer funds that were not risk managed.

The Board reviewed the LVIP Managed Risk Profile 2010 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2000-2010 Conservative funds category and a custom index (2010 Blended Risk Control composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark index for the one, three and five year periods. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2020 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2016-2020 Conservative funds category and a custom index (2020 Blended Risk Control composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark index for the one and five year periods and below the median return of the Morningstar performance peer group and within range of the benchmark index for the three year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2030 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2026-2030 Conservative funds category and a custom index (2030 Blended Risk Control composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark index for the one, three and five year periods. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2040 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2036-2040 Conservative funds category and a custom index (2040 Blended Risk Control composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one and three year periods and below the median return of the Morningstar performance peer group and above the benchmark index for the five year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered LIAC’s statement that, given the risk management overlay, LIAC believes the Fund is performing as expected. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2050 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2050+ Moderate funds category and a custom index (2050 Blended Risk Control composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one and three year periods. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered LIAC’s statement that, given the risk management overlay, LIAC believes the Fund is performing as expected. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group for each Fund. The Board considered that LIAC had implemented an expense limitation for each of the Funds through April 30, 2015. The Board noted that the investment management fees for each Fund were above the median investment management fee of the respective Morningstar expense peer group. The Board considered that each Fund’s net expense ratio giving effect to the expense limitation and plus acquired fund fees and expenses (“AFFE”) was below the median expense ratios of the respective Morningstar expense peer group including AFFE for each Fund except for the LVIP Managed Risk Profile 2010 Fund and LVIP Managed Risk Profile 2020 Fund where the net expense ratio plus AFFE were above the median expense ratios of the respective Morningstar expense peer group, including AFFE. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for each Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for

LVIP Managed Risk Profile Target Maturity Funds–43

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of each Fund.

LVIP Managed Risk Profile Target Maturity Funds–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Managed Risk Profile Target Maturity Funds–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Managed Risk Profile Target Maturity Funds–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Managed Risk Profile Target Maturity Funds–47

LVIP MFS International Growth Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP MFS International Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (5.05%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2014, while its benchmark, the MSCI EAFE® NR Index* returned (4.90%).

Market Environment

Early in the period, U.S. equities suffered what proved to be a temporary setback due to concerns over emerging markets as well what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed U.S. Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the U.S., coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the U.S. equity market was trading close to all-time highs and U.S. Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Contributors to performance

Strong stock selection in basic materials sector was a positive factor for relative performance. An overweight position in global flavors and fragrances supplier Symrise (Germany) and the Fund’s avoidance of weak-performing mining giant BHP Billiton, (security was not held in the portfolio at period end (Australia)), were notable contributors within this sector.

The combination of stock selection and an overweight position in the technology sector also benefited relative results, led by the Fund’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and an overweight position in software solutions and services company NICE Systems (Israel).

An underweight allocation to the financial services sector added value as this sector under performed the benchmark during the reporting period.

Within this sector, holdings of banking firm HDFC Bank (India) aided relative returns.

Other top relative contributors during the period included the fund’s holdings of railroad company Canadian National Railway (Canada), precision instruments manufacturer Mettler-Toledo International (United States) and management consulting firm Accenture (Ireland). Overweight positions in biopharmaceutical company Shire (Ireland) and catering company Compass Group (United Kingdom) were also among the Fund’s top relative contributors.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from performance

The combination of weak stock selection and an underweight position in the utilities & communications sector detracted from performance relative to the MSCI EAFE® NR Index. There were no individual securities within this sector that were among the fund’s top relative detractors for the reporting period.

Weak stock selection in both the autos & housing and industrial goods & services sectors also hurt relative performance. Within autos & housing, an overweight position in automotive company Honda Motor (Japan) held back relative returns. Within industrial goods & services, an overweight position in civil and defense aerospace company Rolls-Royce Holdings (United Kingdom) was a notable relative detractor.

Elsewhere, top relative detractors included overweight positions in alcoholic and non-alcoholic beverages producer Carlsberg (Denmark), oil and gas company BG Group (United Kingdom), sportswear and sports equipment manufacturer Adidas (Germany) (no longer held), oil and gas turnkey contractor Saipem (Italy) (no longer held) and banking group Standard Chartered (United Kingdom). Holding so fair line company Copa Holdings (Panama) and commercial banking firm Sberbank of Russia (Russia) also held back relative returns as both stocks turned in weak performance for the reporting period. Not holding shares of strong-performing pharmaceutical company Novartis (Switzerland) also detracted from relative performance.

David A. Antonelli

Kevin M. Dwan

MFS Investment Management

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,257. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $15,429. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	– 5.05%

Five Years	+ 5.60%

Ten Years	+ 4.98%

Service Class Shares

One Year	– 5.29%

Five Years	+ 5.33%

Inception (4/30/07)	+ 0.39%

*

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-adviser.

LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$917.40	0.79%	$3.82
Service Class Shares	1,000.00	916.20	1.04%	5.02
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.22	0.79%	$4.02
Service Class Shares	1,000.00	1,019.96	1.04%	5.30

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Security Type/Country	Percentage of Net Assets
Common Stock	98.78%
Australia	0.80%
Belgium	1.01%
Brazil	1.38%
Canada	4.48%
China	0.94%
Denmark	3.32%
France	13.97%
Germany	9.28%
Hong Kong	2.99%
India	0.88%
Ireland	4.48%
Israel	1.61%
Italy	0.82%
Japan	11.06%
Netherlands	0.58%
Panama	0.88%
Peru	0.95%
Republic of Korea	0.92%
Russia	0.16%
Spain	0.96%
Sweden	1.63%
Switzerland	12.66%
Taiwan	2.09%
Thailand	0.56%
United Kingdom	18.85%
United States	1.52%
Money Market Fund	0.76%
Total Value of Securities	99.54%
Receivables and Other Assets Net of Liabilities	0.46%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.23%
Airlines	0.88%
Automobiles	3.12%
Banks	8.57%
Beverages	5.39%
Capital Markets	0.91%
Chemicals	7.48%
Communications Equipment	1.38%
Consumer Finance	0.70%
Diversified Financial Services	0.15%
Electrical Equipment	2.91%
Food & Staples Retailing	1.21%
Food Products	7.16%
Health Care Equipment & Supplies	2.03%
Health Care Providers & Services	1.06%
Hotels, Restaurants & Leisure	4.60%
Household Durables	0.54%
Household Products	2.79%
Insurance	2.32%
Internet Software & Services	0.23%
IT Services	4.19%
Life Sciences Tools & Services	1.52%
Machinery	2.02%
Marine	0.67%
Media	1.77%
Metals & Mining	0.80%
Multiline Retail	0.61%
Oil, Gas & Consumable Fuels	2.66%
Personal Products	1.29%
Pharmaceuticals	7.17%
Professional Services	2.59%
Road & Rail	3.09%
Semiconductors & Semiconductor Equipment	2.78%
Software	3.44%
Specialty Retail	0.23%
Textiles, Apparel & Luxury Goods	5.16%
Tobacco	1.63%
Trading Companies & Distributors	1.47%
Wireless Telecommunication Services	1.03%
Total	98.78%

LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nestle	3.46%
Canadian National Railway	3.09%
Danone	2.79%
Bayer	2.66%
LVMH Moet Hennessy Louis Vuitton	2.62%
UBS Group	2.47%
Compass Group	2.47%
Accenture Class A	2.39%
Roche Holding	2.37%
AIA Group	2.32%
Total	26.64%

LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–98.78%
Australia–0.80%
Rio Tinto	162,885	$7,637,135

		7,637,135

Belgium–1.01%
†KBC Groep	172,275	9,614,676

		9,614,676

Brazil–1.38%
AMBEV ADR	597,874	3,718,776
BM&FBovespa	386,780	1,433,597
Itau Unibanco Holding ADR	248,600	3,234,286
Lojas Renner	55,035	1,583,641
M Dias Branco	91,676	3,139,235

		13,109,535

Canada–4.48%
Canadian National Railway	426,047	29,358,872
Dollarama	82,930	4,239,461
Loblaw	46,254	2,474,815
Suncor Energy	204,834	6,504,905

		42,578,053

☐China–0.94%
Guangzhou Automobile Group	3,817,600	3,452,069
Want Want China Holdings	4,191,000	5,508,780

		8,960,849

Denmark–3.32%
Carlsberg Class B	152,990	11,749,895
Chr Hansen Holding	164,719	7,297,786
Novo Nordisk Class B	296,606	12,546,676

		31,594,357

France–13.97%
Air Liquide	75,887	9,390,234
Cie Generale d’Optique Essilor International	63,250	7,053,596
Danone	405,623	26,518,838
Dassault Systemes	135,554	8,266,137
Legrand	80,871	4,242,343
L’Oreal	73,524	12,305,849
LVMH Moet Hennessy Louis Vuitton	157,308	24,917,856
Pernod-Ricard	184,567	20,512,346
Publicis Groupe	55,899	4,008,818
Schneider Electric	214,898	15,650,859

		132,866,876

Germany–9.28%
Bayer	185,511	25,286,718
Brenntag	250,003	13,977,692
Fresenius Medical Care	134,878	10,066,870
Linde	90,143	16,604,559
SAP	129,779	9,062,257

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Germany (continued)
Symrise	220,393	$13,277,604

		88,275,700

¢Hong Kong–2.99%
AIA Group	3,991,400	22,016,425
Dairy Farm International Holdings	323,100	2,907,900
Li & Fung	3,780,000	3,539,203

		28,463,528

India–0.88%
HDFC Bank ADR	165,309	8,389,432

		8,389,432

Ireland–4.48%
Accenture Class A	254,037	22,688,044
Experian	343,792	5,794,541
Paddy Power	77,457	6,374,362
Shire	109,367	7,753,130

		42,610,077

Israel–1.61%
NICE Systems ADR	302,798	15,336,719

		15,336,719

Italy–0.82%
Prysmian	426,338	7,769,481

		7,769,481

Japan–11.06%
Aeon Financial Service	338,400	6,684,269
Honda Motor	613,400	17,997,607
Inpex	765,900	8,527,455
Japan Tobacco	563,900	15,521,396
Nippon Paint	207,000	5,998,947
Nitto Denko	99,800	5,576,842
OBIC	316,200	10,261,456
SoftBank	163,900	9,756,682
Sundrug	149,500	6,111,790
Toyota Motor	131,700	8,207,886
Unicharm	440,700	10,564,063

		105,208,393

Netherlands–0.58%
Akzo Nobel	79,721	5,515,900

		5,515,900

Panama–0.88%
Copa Holdings Class A	81,108	8,406,033

		8,406,033

Peru–0.95%
Credicorp	56,525	9,054,175

		9,054,175

LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Republic of Korea–0.92%
NAVER	3,391	$2,182,517
Samsung Electronics	5,445	6,578,781

		8,761,298

Russia–0.16%
Sberbank of Russia ADR	379,507	1,533,247

		1,533,247

Spain–0.96%
Amadeus IT Holding	173,523	6,910,957
Inditex	76,943	2,194,829

		9,105,786

Sweden–1.63%
Atlas Copco Class A	85,079	2,367,365
Ericsson Class B	1,082,025	13,101,189

		15,468,554

Switzerland–12.66%
Cie Financiere Richemont	88,993	7,889,997
†Julius Baer Group	190,382	8,692,463
Kuehne & Nagel International	46,559	6,324,359
Nestle	451,760	32,933,762
Roche Holding	83,350	22,583,034
Schindler Holding	42,652	6,157,422
Sonova Holding	83,429	12,256,599
†UBS Group	1,369,012	23,532,906

		120,370,542

Taiwan–2.09%
MediaTek	449,000	6,517,201
Taiwan Semiconductor Manufacturing ADR	594,514	13,305,223

		19,822,424

Thailand–0.56%
Kasikornbank NVDR	763,100	5,279,388

		5,279,388

United Kingdom–18.85%
Bellway	172,212	5,164,259
BG Group	765,358	10,240,477
Burberry Group	502,851	12,756,557
Capita	610,377	10,233,291
Compass Group	1,374,022	23,482,985
Croda International	181,980	7,510,152
Diageo	534,644	15,314,017
HSBC Holdings	1,156,097	10,923,432
Intertek Group	237,503	8,594,608
Reckitt Benckiser Group	196,818	15,939,011
†Rolls-Royce Holdings	871,349	11,704,057
Standard Chartered	666,721	9,970,130
Weir Group	372,674	10,685,336
Whitbread	187,647	13,885,259

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United Kingdom (continued)
WPP	615,353	$12,792,567

		179,196,138

United States–1.52%
†Mettler-Toledo International	47,693	14,425,225

		14,425,225

Total Common Stock (Cost $882,052,181)		939,353,521

MONEY MARKET FUND–0.76%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	7,221,089	7,221,089

Total Money Market Fund (Cost $7,221,089)		7,221,089

LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.54% (Cost $889,273,270)	$946,574,610
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.46%	4,330,414

NET ASSETS APPLICABLE TO 69,425,090 SHARES OUTSTANDING–100.00%	$950,905,024

NET ASSET VALUE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($793,036,151 / 57,911,410 Shares)	$13.694
NET ASSET VALUE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($157,868,873 / 11,513,680 Shares)	$13.711

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$952,000,212
Undistributed net investment income	3,781,106
Accumulated net realized loss on investments	(62,055,186)
Net unrealized appreciation of investments and derivatives.	57,178,892

Total net assets	$950,905,024

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

¢	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

† Non-income producing for the period.

«	Includes $599,991 payable for fund shares redeemed and $821,856 payable for securities purchased as of December 31, 2014.

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following foreign currency exchange contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD	(56,626)	USD	48,789	1/2/15	$57
BAML	CHF	(145,030)	USD	146,624	1/5/15	736
BAML	EUR	(316,858)	USD	385,131	1/2/15	1,709
BCLY	HKD	(547,786)	USD	70,611	1/5/15	(35)
BNYM	BRL	(38,194)	USD	14,151	1/2/15	(213)
CS	GBP	(1,112,713)	USD	1,731,583	1/2/15	(2,442)
CS	HKD	(1,325,506)	USD	170,848	1/2/15	(96)
DB	DKK	1,317,820	USD	(215,189)	1/2/15	(1,055)
DB	JPY	(88,713,990)	USD	742,853	1/5/15	2,118
GSC	DKK	(431,287)	USD	70,395	1/2/15	315
GSC	HKD	(202,120)	USD	26,063	1/5/15	(3)
GSC	SEK	806,629	USD	(102,904)	1/2/15	568

						$ 1,659

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

BAML–Bank of America Merrill Lynch

BCLY–Barclays Bank

BRL–Brazilian Real

BNYM–Bank of New York Mellon

CAD–Canadian Dollar

CHF–Swiss Franc

CS–Credit Suisse

DB–Deutsche Bank

DKK–Danish Krone

EUR–Euro

GBP–British Pound Sterling

GSC–Goldman Sachs Capital

HKD–Hong Kong Dollar

JPY–Japanese Yen

SEK–Swedish Krona

NVDR–Non-Voting Depositary Receipt

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund

Statement of Operations

Year Ended December 31, 2014

LVIP MFS International Growth Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$22,861,073
Interest	14,287
Foreign tax withheld	(1,996,209)

20,879,151

EXPENSES:
Management fees	7,218,701
Distribution fees-Service Class	401,190
Accounting and administration expenses	207,541
Custodian fees	122,843
Reports and statements to shareholders	66,414
Professional fees	41,625
Trustees’ fees and expenses	16,696
Pricing fees	12,856
Consulting fees	2,451
Other	6,175

8,096,492
Less management fees waived	(867,962)

Total operating expenses	7,228,530

NET INVESTMENT INCOME	13,650,621

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(4,666,633)
Foreign currencies	(388,755)
Foreign currency exchange contracts	57,906

Net realized loss	(4,997,482)

Net change in unrealized appreciation
(depreciation) of:
Investments	(56,189,110)
Foreign currencies	(128,722)
Foreign currency exchange contracts	(11,177)

Net change in unrealized appreciation (depreciation)	(56,329,009)

NET REALIZED AND UNREALIZED LOSS	(61,326,491)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,675,870)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,650,621	$4,702,437
Net realized loss	(4,997,482)	(3,090,178)
Net change in unrealized appreciation (depreciation)	(56,329,009)	65,686,598

Net increase (decrease) in net assets resulting from operations	(47,675,870)	67,298,857

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(8,564,391)	(4,470,029)
Service Class	(1,302,311)	(840,271)

	(9,866,702)	(5,310,300)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	256,146,834	416,348,820
Service Class	28,769,190	31,305,937
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,564,391	4,470,029
Service Class	1,302,311	840,271

	294,782,726	452,965,057

Cost of shares redeemed:
Standard Class	(32,377,321)	(19,524,057)
Service Class	(22,160,493)	(28,336,224)

	(54,537,814)	(47,860,281)

Increase in net assets derived from capital share transactions	240,244,912	405,104,776

NET INCREASE IN NET ASSETS	182,702,340	467,093,333
NET ASSETS:
Beginning of year	768,202,684	301,109,351

End of year	$950,905,024	$768,202,684

Undistributed net investment income	$3,781,106	$170,588

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Standard Class Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10[1]

Net asset value, beginning of period	$14.580	$12.935	$10.913	$12.500	$11.135

Income (loss) from investment operations:
Net investment income[2]	0.233	0.133	0.155	0.157	0.102
Net realized and unrealized gain (loss)	(0.968)	1.625	1.960	(1.392)	1.351

Total from investment operations	(0.735)	1.758	2.115	(1.235)	1.453

Less dividends and distributions from:
Net investment income	(0.151)	(0.113)	(0.093)	(0.352)	(0.088)

Total dividends and distributions	(0.151)	(0.113)	(0.093)	(0.352)	(0.088)

Net asset value, end of period	$13.694	$14.580	$12.935	$10.913	$12.500

Total return[3]	(5.05% )	13.61%	19.40%	(9.87% )	13.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$793,036	$608,707	$163,120	$70,248	$217,264
Ratio of expenses to average net assets	0.79%	0.86%	1.01%	1.00%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.89%	0.95%	1.06%	1.05%	1.05%
Ratio of net investment income to average net assets	1.62%	0.96%	1.29%	1.27%	0.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.52%	0.87%	1.24%	1.22%	0.91%
Portfolio turnover	22%	29%	36%	69%	207%

[1]	Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Service Class Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10[1]

Net asset value, beginning of period	$14.597	$12.952	$10.928	$12.516	$11.152

Income (loss) from investment operations:
Net investment income[2]	0.197	0.097	0.125	0.123	0.075
Net realized and unrealized gain (loss)	(0.968)	1.626	1.962	(1.389)	1.350

Total from investment operations	(0.771)	1.723	2.087	(1.266)	1.425

Less dividends and distributions from:
Net investment income	(0.115)	(0.078)	(0.063)	(0.322)	(0.061)

Total dividends and distributions	(0.115)	(0.078)	(0.063)	(0.322)	(0.061)

Net asset value, end of period	$13.711	$14.597	$12.952	$10.928	$12.516

Total return[3]	(5.29% )	13.32%	19.11%	(10.10% )	12.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$157,869	$159,496	$137,989	$117,407	$100,331
Ratio of expenses to average net assets	1.04%	1.11%	1.26%	1.25%	1.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.14%	1.20%	1.31%	1.30%	1.30%
Ratio of net investment income to average net assets	1.37%	0.71%	1.04%	1.02%	0.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.27%	0.62%	0.99%	0.97%	0.66%
Portfolio turnover	22%	29%	36%	69%	207%

[1]	Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commissions rebates for the year ended December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of the average daily net assets of the Fund, and 0.95% of the next $50 million; 0.90% on the next $50 million; 0.85% on the next $100 million; and 0.80% of average daily net assets of the Fund in excess of $250 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. This agreement will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Massachusetts Financial Services Company (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$34,534
Legal fees	9,552

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$584,628
Distribution fees payable to LFD	33,624

Certain officers and trustees of the Fund are also officers or directors of the Companies and received no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$432,351,815
Sales	192,325,197

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$896,582,269

Aggregate unrealized appreciation	$140,183,552
Aggregate unrealized depreciation	(90,191,211)

Net unrealized appreciation	$49,992,341

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock
Australia	$—	$7,637,135	$7,637,135
Belgium.	—	9,614,676	9,614,676
Brazil	13,109,535	—	13,109,535
Canada	42,578,053	—	42,578,053
China	—	8,960,849	8,960,849
Denmark	—	31,594,357	31,594,357
France	—	132,866,876	132,866,876
Germany	—	88,275,700	88,275,700
Hong Kong	6,447,103	22,016,425	28,463,528
India	8,389,432	—	8,389,432
Ireland	29,062,406	13,547,671	42,610,077
Israel	15,336,719	—	15,336,719
Italy	—	7,769,481	7,769,481
Japan	—	105,208,393	105,208,393
Netherlands.	—	5,515,900	5,515,900
Panama	8,406,033	—	8,406,033
Peru	9,054,175	—	9,054,175
Republic of Korea.	—	8,761,298	8,761,298
Russia	—	1,533,247	1,533,247
Spain	—	9,105,786	9,105,786
Sweden	—	15,468,554	15,468,554
Switzerland	23,532,906	96,837,636	120,370,542
Taiwan	13,305,223	6,517,201	19,822,424

LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

	Level 1	Level 2	Total
Thailand	$—	$5,279,388	$5,279,388
United Kingdom	—	179,196,138	179,196,138
United States	14,425,225	—	14,425,225
Money Market Fund	7,221,089	—	7,221,089

Total	$190,867,899	$755,706,711	$946,574,610

Foreign Currency Exchange Contracts	$—	$1,659	$1,659

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$9,866,702	$5,310,300

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$952,000,212
Undistributed ordinary income	3,903,264
Capital loss carryforwards.	(54,865,978)
Unrealized appreciation	49,867,526

Net assets	$950,905,024

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market on foreign currency contracts and tax treatment of unrealized gain on passive foreign investments companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investments companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications.

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(173,371)	$173,371

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP MFS International Growth Fund–16

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In		Post-Enactment Losses (No Expiration)*
2016	2017	Short-Term	Long-Term	Total
$17,856,965	$24,423,915	$3,078,343	$9,506,755	$54,865,978

*	Capital loss carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	17,780,172	30,242,034
Service Class	2,014,907	2,270,407
Shares issued upon reinvestment of dividends and distributions:
Standard Class	621,759	314,487
Service Class	94,354	59,147

	20,511,192	32,886,075

Shares redeemed:
Standard Class	(2,241,048)	(1,416,266)
Service Class	(1,522,498)	(2,056,764)

	(3,763,546)	(3,473,030)

Net increase	16,747,646	29,413,045

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$5,503	Receivables and other assets net of liabilities	$(3,844)

LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$57,906	$(11,177)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$2,090,392	$(854,514)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Growth Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS International Growth Fund

We have audited the accompanying statement of net assets of the LVIP MFS International Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP MFS International Growth Fund–19

LVIP MFS International Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2015. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were the same as the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

LVIP MFS International Growth Fund–20

LVIP MFS International Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS International Growth Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and its compliance program.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board noted LIAC’s statement that the Fund’s performance had been negatively impacted by its allocation to emerging markets, in particular Brazil, but that it remained comfortable with the subadviser. The Board considered that LIAC would continue to monitor performance. The Board concluded that the services provided by MFS were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and noted that the subadvisory fee was lower or within range of fees charged to comparable registered funds subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund, noting that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP MFS International Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP MFS International Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP MFS International Growth Fund–24

LVIP MFS International Growth RPM Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP MFS International Growth RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth RPM Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (7.12%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI EAFE® NR Index1 returned (4.90%) during the same period.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index2 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index3 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered healthy returns during the year as it gained 5.97%.

The Fund invests predominantly in international large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. During the second quarter of the year developed international large cap stocks exhibited a period of positive returns associated with low volatility, positively impacting the Fund’s relative returns. At points during the third and fourth quarters of 2014 when the international equity markets were volatile, the RPM overlay was successful in reducing the overall volatility of the Funds and mitigating the impact of these brief drawdowns. Overall, the volatility management strategy detracted from results during 2014, a year which saw negative developed international equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund 2014 Annual Commentary (“Underlying Fund”)

Strong stock selection in basic materials sector was a positive factor for relative performance. An overweight position in global flavors and fragrances supplier Symrise (Germany), and the Fund’s avoidance of weak-performing mining giant BHP Billiton, security was not held in the portfolio at period end (Australia), were notable contributors within this sector.

The combination of stock selection and an overweight position in the technology sector also benefited relative results, led by the Fund’s holdings of semiconductor manufacturer Taiwan Semiconductor (Taiwan) and an overweight position in software solutions and services company NICE Systems (Israel).

An underweight allocation to the financial services sector added value as this sector under performed the benchmark during the reporting period. Within this sector, holdings of banking firm HDFC Bank (India) aided relative returns.

Other top relative contributors during the period included the fund’s holdings of railroad company Canadian National Railway (Canada), precision instruments manufacturer Mettler Toledo International (United States) and management consulting firm Accenture (United States). Overweight positions in biopharmaceutical company Shire (United Kingdom) and catering company Compass Group (United Kingdom) were also among the Fund’s top relative contributors.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The combination of weak stock selection and an underweight position in the utilities & communications sector detracted from performance relative to the MSCI EAFE® NR Index. There were no individual securities within this sector that were among the fund’s top relative detractors for the reporting period.

Weak stock selection in both the autos & housing and industrial goods & services sectors also hurt relative performance. Within autos & housing, an overweight position in automotive company Honda Motor (Japan) held back relative returns. Within industrial goods & services, an overweight position in civil and defense aerospace company Rolls-Royce Holdings (United Kingdom) was a notable relative detractor.

Elsewhere, top relative detractors included overweight positions in alcoholic and non-alcoholic beverages producer Carlsberg (Denmark), oil and gas company BG Group (United Kingdom), sportswear and sports equipment manufacturer Adidas (Germany), oil and gas turnkey contractor Saipem (Italy) and banking group Standard Chartered (United Kingdom).

LVIP MFS International Growth RPM Fund–1

LVIP MFS International Growth RPM Fund

2014 Annual Report Commentary (continued)

Holdings of airline company Copa Holdings (Panama) and commercial banking firm Sberbank (Russia) also held back relative returns as both stocks turned in weak performance for the reporting period. Not holding shares of strong-performing pharmaceutical company Novartis (Switzerland) also detracted from relative performance.

Growth of $10,000 invested 5/1/13 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth RPM Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,530 for the Standard Class shares and to $9,491 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $10,556. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	– 7.12%

Inception (5/1/13)	– 2.84%

Service Class Shares

One Year	– 7.35%

Inception (5/1/13)	– 3.08%

[1].

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP MFS International Growth RPM Fund–2

LVIP MFS International Growth RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$904.70	0.20%	$0.96
Service Class Shares	1,000.00	903.70	0.45%	2.16
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP MFS International Growth RPM Fund–3

LVIP MFS International Growth RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	93.56%
International Equity Fund	93.56%
Unaffiliated Investment Company	6.29%
Money Market Fund	6.29%
Total Value of Securities	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%

LVIP MFS International Growth RPM Fund–4

LVIP MFS International Growth RPM Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–93.56%
International Equity Fund–93.56%
*Lincoln Variable Insurance Products Trust– LVIP MFS International Growth Fund	6,457,713	$88,431,925

Total Affiliated Investment Company (Cost $91,894,187)		88,431,925

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–6.29%
Money Market Fund–6.29%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	5,940,704	$5,940,704

Total Unaffiliated Investment Company (Cost $5,940,704)		5,940,704

TOTAL VALUE OF SECURITIES–99.85% (Cost $97,834,891)	94,372,629
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	144,069

NET ASSETS APPLICABLE TO 10,064,937 SHARES OUTSTANDING–100.00%	$94,516,698

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(13)	British Pound Currency	$(1,279,228)	$(1,265,062)	3/17/15	$14,166
(13)	Euro Currency	(2,033,632)	(1,967,388)	3/17/15	66,244
(57)	Euro STOXX 50 Index	(2,089,771)	(2,160,919)	3/24/15	(71,148)
(13)	FTSE 100 Index	(1,269,906)	(1,321,406)	3/24/15	(51,500)
(14)	Japanese Yen Currency	(1,493,583)	(1,461,075)	3/17/15	32,508
(10)	Nikkei 225 Index	(1,390,949)	(1,456,959)	3/13/15	(66,010)

		$(9,557,069)			$(75,740)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth RPM Fund–5

LVIP MFS International Growth RPM Fund

Statements of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in affiliated investment company, at value	$88,431,925
Investments in unaffiliated investment company, at value	5,940,704
Foreign currencies collateral, at value	357,334
Receivable for fund shares sold	153,473
Cash collateral	118,189
Net unrealized appreciation from open futures contracts	112,918
Expense reimbursement receivable from LIAC	11,883
Cash	460
Dividends receivable from investment companies	49

TOTAL ASSETS	95,126,935

LIABILITIES:
Payable for investment companies shares purchased	371,542
Net unrealized depreciation from open futures contracts	188,658
Due to manager and affiliates	35,591
Accrued expenses payable	8,247
Payable for fund shares redeemed	6,199

TOTAL LIABILITIES	610,237

TOTAL NET ASSETS	$94,516,698

Investments in affiliated investment company, at cost	$91,894,187
Investments in unaffiliated investment company, at cost	$5,940,704
Foreign currencies collateral, at cost	357,334

Standard Class:
Net Assets	$9,469
Shares Outstanding	1,008.50
Net Asset Value	$9.389

Service Class:
Net Assets	$94,507,229
Shares Outstanding	10,063,929
Net Asset Value	$9.391

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$100,278,054
Distributions in excess of net investment income	(18,377)
Accumulated net realized loss on investments	(2,204,977)
Net unrealized depreciation of investments and derivatives	(3,538,002)

Total net assets	$94,516,698

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth RPM Fund–6

LVIP MFS International Growth RPM Fund

Statement of Operations

Year Ended December 31, 2014

LVIP MFS International Growth RPM Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends from affiliated investment company	$942,391
Dividends from unaffiliated investment company	472

942,863

EXPENSES:
Management fees	617,525
Distribution fees-Service Class	180,828
Accounting and administration expenses	54,149
Professional fees	18,231
Reports and statements to shareholders	8,915
Consulting fees	3,670
Custodian fees	1,755
Trustees’ fees and expenses	1,028
Pricing fees	189
Other	747

887,037
Less management fees waived	(472,225)
Less expenses reimbursed	(88,684)

Total operating expenses	326,128

NET INVESTMENT INCOME	616,735

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Sale of investments in affiliated investment company	(296,528)
Foreign currencies	(84,487)
Futures contracts	(1,551,888)

Net realized loss	(1,932,903)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment company	(4,813,461)
Foreign currencies	(63)
Futures contracts	(56,545)

Net change in unrealized appreciation (depreciation)	(4,870,069)

NET REALIZED AND UNREALIZED LOSS	(6,802,972)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,186,237)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended 12/31/14	5/1/13* to 12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$616,735	$199,961
Net realized loss	(1,932,903)	(372,070)
Net change in unrealized appreciation (depreciation)	(4,870,069)	1,332,067

Net increase (decrease) in net assets resulting from operations	(6,186,237)	1,159,958

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(80)	(3,167)
Service Class	(550,545)	(184,792)
Return of capital:
Standard Class	—	(87)
Service Class	—	(7,151)

	(550,625)	(195,197)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	500,000
Service Class	72,442,710	42,349,479
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	80	3,254
Service Class	550,545	191,943

	72,993,335	43,044,676

Cost of shares redeemed:
Standard Class	(498,527)	—
Service Class	(13,689,641)	(1,561,044)

	(14,188,168)	(1,561,044)

Increase in net assets derived from capital share transactions	58,805,167	41,483,632

NET INCREASE IN NET ASSETS	52,068,305	42,448,393
NET ASSETS:
Beginning of year	42,448,393	—

End of year	$94,516,698	$42,448,393

Distributions in excess of net investment income	$(18,377)	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth RPM Fund–7

LVIP MFS International Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth RPM Fund Standard Class
	Year Ended 12/31/14	5/1/13[1] to 12/31/13
Net asset value, beginning of period	$10.195	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.111	0.132
Net realized and unrealized gain (loss)	(0.837)	0.128

Total from investment operations	(0.726)	0.260

Less dividends and distributions from:
Net investment income	(0.080)	(0.063)
Return of capital	—	(0.002)

Total dividends and distributions	(0.080)	(0.065)

Net asset value, end of period	$9.389	$10.195

Total return[3]	(7.12% )	2.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$513
Ratio of expenses to average net assets[4]	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.97%	1.32%
Ratio of net investment income to average net assets	1.10%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.33%	0.87%
Portfolio turnover	10%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth RPM Fund–8

LVIP MFS International Growth RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth RPM Fund Service Class
	Year Ended 12/31/14	5/1/13[1] to 12/31/13
Net asset value, beginning of period.	$10.195	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.084	0.116
Net realized and unrealized gain (loss)	(0.833)	0.127

Total from investment operations	(0.749)	0.243

Less dividends and distributions from:
Net investment income.	(0.055)	(0.046)
Return of capital	—	(0.002)

Total dividends and distributions	(0.055)	(0.048)

Net asset value, end of period	$9.391	$10.195

Total return[3]	(7.35% )	2.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$94,507	$41,935
Ratio of expenses to average net assets[4]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.22%	1.57%
Ratio of net investment income to average net assets	0.85%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.08%	0.62%
Portfolio turnover	10%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth RPM Fund–9

LVIP MFS International Growth RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP MFS International Growth Fund (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The LVIP MFS International Growth Fund, which is advised by an unaffiliated adviser, invests primarily in foreign equity securities, including emerging markets equity securities and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2013-December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased

LVIP MFS International Growth RPM Fund–10

LVIP MFS International Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk and portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.85% of the average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.65% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$2,720
Legal fees	760

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $4,688 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$11,883
Management fees payable to LIAC	15,819
Distribution fees payable to LFD	19,772

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 100.00% of the Fund’s Standard Class shares.

LVIP MFS International Growth RPM Fund–11

LVIP MFS International Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$61,052,984
Sales	6,775,402

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$98,135,233

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(3,762,604)

Net unrealized depreciation	$(3,762,604)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$94,372,629

Futures Contracts	$(75,740)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2014 and period May 1, 2013* through December 31, 2013 was as follows:

	Year Ended 12/31/14	5/1/13* to 12/31/13
Ordinary income	$550,625	$187,959
Return of capital	—	7,238

Total	$550,625	$195,197

LVIP MFS International Growth RPM Fund–12

LVIP MFS International Growth RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$100,278,054
Qualified late year ordinary losses deferred	(18,377)
Qualified late year capital losses deferred	(618,602)
Capital loss carryforwards.	(1,295,763)
Unrealized depreciation	(3,828,614)

Net assets	$94,516,698

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of qualified late year ordinary and capital losses, losses due to wash sales, and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses represent losses realized on investment transactions from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Distributions in excess of Net Investment Income	Accumulated Net Realized Loss
$(84,487)	$84,487

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$471,774	$823,989	$1,295,763

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/14	5/1/13* to 12/31/13
Shares sold:
Standard Class	—	50,000
Service Class	7,278,595	4,250,239
Shares issued upon reinvestment of dividends and distributions:
Standard Class	8	321
Service Class	58,321	18,914

	7,336,924	4,319,474

Shares redeemed:
Standard Class	(49,321)	—
Service Class	(1,386,459)	(155,681)

	(1,435,780)	(155,681)

Net increase	5,901,144	4,163,793

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP MFS International Growth RPM Fund–13

LVIP MFS International Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized appreciation from open futures contracts	$112,918	Net unrealized depreciation from open futures contracts	$—
Equity contracts (Futures contracts)	Net unrealized appreciation from open futures contracts	—	Net unrealized depreciation from open futures contracts	(188,658)

Total		$112,918		$(188,658)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(779,892)	$113,131
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(771,996)	(169,676)

Total		$(1,551,888)	$(56,545)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended

December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$11,253,511	$4,525,081

At December 31, 2014, the Fund posted $357,334 foreign currencies collateral and $118,189 cash collateral for futures contracts.

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP MFS International Growth RPM Fund–14

LVIP MFS International Growth RPM Fund

Notes to Financial Statements (continued)

10. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from the LVIP MFS International Growth RPM Fund to the LVIP MFS International Growth Managed Volatility Fund. This name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP MFS International Growth RPM Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS International Growth RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP MFS International Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust ) at December 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles

February 23, 2015

Philadelphia, Pennsylvania

LVIP MFS International Growth RPM Fund–16

LVIP MFS International Growth RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reported distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Fund.

Based upon its review of the information provided, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement.

The Board considered that the RPM Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer group contained a limited number of funds implementing a risk managed strategy similar to the Fund.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Global Allocation funds category and a custom index (Global Allocation Blended Risk Control composite). The Board noted the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered that the Fund commenced operations in April 2013, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

LVIP MFS International Growth RPM Fund–17

LVIP MFS International Growth RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund, giving effect to the advisory fee waiver, was below the median management fee of the Morningstar expense peer group. The Board considered that the Fund invested in an underlying fund and that the Fund’s net expense ratio plus acquired fund fees and expenses (“AFFE”) was below the median expense ratio including AFFE of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation through April 30, 2015 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund is fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP MFS International Growth RPM Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP MFS International Growth RPM Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP MFS International Growth RPM Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP MFS International Growth RPM Fund–21

LVIP MFS Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP MFS Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 10.51% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 1000® Value Index*, returned 13.45%.

Market Environment

Early in the period, US equities suffered what proved to be a temporary setback due to concerns over emerging markets as well what was perceived at the time to be a pause in US economic growth, partially caused by extreme weather events and a weak December 2013 labor market report. Markets soon recovered as the economic pause concluded and investors appeared to have become increasingly comfortable that newly-installed US Federal Reserve (“Fed”) Chair Janet Yellen would not make any substantial changes to the trajectory of Fed monetary policy.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading close to all-time highs and US Treasury yields were close to their lows for the period. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Detractors from performance

The combination of weak stock selection and an underweight position in the technology sector detracted from performance relative to the Russell 1000® Value Index. Within this sector, holdings of poor-performing diversified technology products and services company IBM) and an underweight position during the first half and not owning shares of semiconductor firm Intel for the balance of the year detracted from relative results.

Stock selection in the consumer staples sector also weighed on relative performance. Within this sector, the portfolio’s overweight position in tobacco company Phillip Morris, and holdings of spirits maker Diageo (United Kingdom) and multinational food and beverage company Nestle (Switzerland), held back relative performance.

Stock selection and, to a lesser extent, an underweight position in the utilities & communications sector dampened relative results. The portfolio’s holdings of telecommunications company Verizon Communications weighed on relative results as the stock underperformed the benchmark.

Other top relative detractors during the period included not holding shares of strong-performing investment firm Berkshire Hathaway and diversified health care company UnitedHealth. Holdings of weak-performing media company Viacom, and an overweight position in investment management firm Franklin Resources, also hurt relative returns.

During the reporting period, the portfolio’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to performance

An underweight allocation to the energy sector was a positive factor for relative performance. Here, an underweight position in integrated oil and gas company Exxon Mobil supported relative returns as the stock underperformed the benchmark.

Stock selection in the industrial goods & services sector also benefited relative returns. Not holding weak-performing diversified industrial conglomerate General Electric, and the portfolio’s holdings of defense contractor Lockheed Martin, bolstered relative results.

Stocks in other sectors that contributed to relative results included an overweight position in retail pharmacy chain CVS Health, and not holding shares of poor-performing precious metals company Freeport McMoRan. Holdings of tobacco company Lorillard, auto parts retailer Advance Auto Parts and soft drinks manufacturer Dr. Pepper Snapple Group were also among the portfolio’s top relative contributors. Underweight positions in telecommunications company AT&T and financial services firm Citigroup also helped.

Nevin P. Chitkara

Steve R. Gorham

Massachusetts Financial Services Company

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS Value Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,204. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $20,231. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+	10.51%

Five Years	+	14.27%

Ten Years	+	8.30%

Service Class Shares

One Year	+	10.23%

Five Years	+	13.99%

Inception (4/30/07)	+	6.22%

*	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Commencing November 15, 2006, Massachusetts Financial Services Company replaced Credit Suisse Asset Management, LLC as the Fund’s sub-adviser.

LVIP MFS Value Fund–2

LVIP MFS Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,054.40	0.66%	$3.42
Service Class Shares	1,000.00	1,053.10	0.91%	4.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.88	0.66%	$3.36
Service Class Shares	1,000.00	1,020.62	0.91%	4.63

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.07%
Aerospace & Defense	7.11%
Air Freight & Logistics	1.63%
Auto Components	1.68%
Banks	10.78%
Beverages	1.53%
Capital Markets	6.39%
Chemicals	1.73%
Commercial Services & Supplies	1.17%
Containers & Packaging	0.50%
Diversified Financial Services	1.19%
Diversified Telecommunication Services	1.94%
Electric Utilities	0.25%
Electrical Equipment	0.85%
Energy Equipment & Services	0.82%
Food & Staples Retailing	1.85%
Food Products	4.06%
Health Care Equipment & Supplies	4.04%
Health Care Providers & Services	1.06%
Hotels, Restaurants & Leisure	0.95%
Household Products	0.55%
Industrial Conglomerates	3.44%
Insurance	7.85%
IT Services	4.83%
Leisure Products	0.59%
Life Sciences Tools & Services	1.09%
Machinery	1.45%
Media	4.96%
Multiline Retail	1.92%
Oil, Gas & Consumable Fuels	5.05%
Pharmaceuticals	8.20%
Professional Services	0.17%
Road & Rail	0.61%
Semiconductors & Semiconductor Equipment	1.18%
Software	1.04%
Specialty Retail	0.95%
Tobacco	5.10%
Wireless Telecommunication Services	0.56%
Convertible Preferred Stock	0.08%
Money Market Fund	0.83%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
JPMorgan Chase	4.29%
Johnson & Johnson	3.52%
Philip Morris International	3.33%
Wells Fargo	3.33%
Pfizer	2.75%
Accenture Class A	2.25%
Honeywell International	2.15%
3M	2.09%
United Technologies	2.08%
Lockheed Martin	2.07%

Total	27.86%

LVIP MFS Value Fund–4

LVIP MFS Value Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.07%
Aerospace & Defense–7.11%
Honeywell International	228,910	$22,872,687
Lockheed Martin	114,281	22,007,092
Northrop Grumman	58,313	8,594,753
United Technologies	191,740	22,050,100

		75,524,632

Air Freight & Logistics–1.63%
United Parcel Service Class B	155,864	17,327,401

		17,327,401

Auto Components–1.68%
Delphi Automotive	105,613	7,680,177
Johnson Controls	211,103	10,204,719

		17,884,896

Banks–10.78%
Citigroup	71,025	3,843,163
JPMorgan Chase	727,685	45,538,337
PNC Financial Services Group	96,912	8,841,282
U.S. Bancorp	465,147	20,908,358
Wells Fargo	644,403	35,326,172

		114,457,312

Beverages–1.53%
Diageo	494,389	14,160,978
Dr Pepper Snapple Group	28,903	2,071,767

		16,232,745

Capital Markets–6.39%
Bank of New York Mellon	326,131	13,231,135
BlackRock	29,275	10,467,569
Franklin Resources	240,396	13,310,727
Goldman Sachs Group	106,769	20,695,035
State Street	129,583	10,172,266

		67,876,732

Chemicals–1.73%
duPont (E.I.) deNemours	35,197	2,602,466
PPG Industries	68,386	15,807,424

		18,409,890

Commercial Services & Supplies–1.17%
Tyco International	282,844	12,405,538

		12,405,538

Containers & Packaging–0.50%
†Crown Holdings	104,474	5,317,727

		5,317,727

Diversified Financial Services–1.19%
McGraw-Hill Financial	52,325	4,655,880
NASDAQ OMX Group	166,336	7,977,475

		12,633,355

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Telecommunication Services–1.94%
AT&T	86,884	$2,918,434
Verizon Communications	376,698	17,621,932

		20,540,366

Electric Utilities–0.25%
Duke Energy	31,245	2,610,207

		2,610,207

Electrical Equipment–0.85%
Eaton	132,539	9,007,350

		9,007,350

Energy Equipment & Services–0.82%
Baker Hughes	33,057	1,853,506
Schlumberger	80,661	6,889,256

		8,742,762

Food & Staples Retailing–1.85%
CVS Health	203,975	19,644,832

		19,644,832

Food Products–4.06%
Danone	111,956	7,319,464
General Mills	291,874	15,565,640
Kellogg	46,597	3,049,308
Nestle	234,910	17,125,177

		43,059,589

Health Care Equipment & Supplies–4.04%
Abbott Laboratories	288,883	13,005,513
Covidien	85,476	8,742,485
Medtronic	192,687	13,912,001
St. Jude Medical	111,207	7,231,791

		42,891,790

Health Care Providers & Services–1.06%
†Express Scripts Holding	132,812	11,245,192

		11,245,192

Hotels, Restaurants & Leisure–0.95%
McDonald’s	107,595	10,081,652

		10,081,652

Household Products–0.55%
Procter & Gamble	63,995	5,829,305

		5,829,305

Industrial Conglomerates–3.44%
3M	135,126	22,203,904
Danaher	166,544	14,274,486

		36,478,390

Insurance–7.85%
ACE.	103,175	11,852,744
Aon	130,426	12,368,298

LVIP MFS Value Fund–5

LVIP MFS Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Chubb	79,591	$8,235,281
MetLife	372,223	20,133,542
Prudential Financial	120,242	10,877,091
Travelers	187,933	19,892,708

		83,359,664

IT Services–4.83%
Accenture Class A	267,179	23,861,757
Fidelity National Information Services	85,308	5,306,158
†Fiserv	104,012	7,381,732
International Business Machines	91,630	14,701,117

		51,250,764

Leisure Products–0.59%
Hasbro	87,317	4,801,562
Mattel	47,633	1,474,003

		6,275,565

Life Sciences Tools & Services–1.09%
Thermo Fisher Scientific	91,991	11,525,552

		11,525,552

Machinery–1.45%
Illinois Tool Works	51,519	4,878,849
Pentair.	62,513	4,152,113
Stanley Black & Decker	65,965	6,337,917

		15,368,879

Media–4.96%
Comcast Class A	217,607	12,526,547
Disney (Walt)	113,662	10,705,824
Omnicom Group	164,142	12,716,081
Time	11,486	282,670
Time Warner	107,420	9,175,816
Viacom Class B	96,294	7,246,124

		52,653,062

Multiline Retail–1.92%
Kohl’s	46,902	2,862,898
Target	230,641	17,507,958

		20,370,856

Oil, Gas & Consumable Fuels–5.05%
Chevron	139,873	15,690,953
EOG Resources	66,814	6,151,565
Exxon Mobil	220,569	20,391,604
Occidental Petroleum	141,228	11,384,389

		53,618,511

Pharmaceuticals–8.20%
Johnson & Johnson	357,774	37,412,427
Merck	251,078	14,258,720
Novartis	36,231	3,360,189
Pfizer	938,882	29,246,174

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
Roche Holding	10,395	$2,816,444

		87,093,954

Professional Services–0.17%
Equifax	21,634	1,749,542

		1,749,542

Road & Rail–0.61%
Canadian National Railway	93,841	6,466,583

		6,466,583

Semiconductors & Semiconductor Equipment–1.18%
Texas Instruments	233,725	12,496,107

		12,496,107

Software–1.04%
Oracle	244,778	11,007,667

		11,007,667

Specialty Retail–0.95%
Advance Auto Parts	45,702	7,279,415
†Bed Bath & Beyond	37,473	2,854,318

		10,133,733

Tobacco–5.10%
Altria Group	114,887	5,660,483
Imperial Tobacco Group	48,978	2,155,709
Lorillard	174,552	10,986,303
Philip Morris International	434,343	35,377,237

		54,179,732

Wireless Telecommunication Services–0.56%
Vodafone Group	1,731,859	5,937,136

		5,937,136

Total Common Stock (Cost $640,944,846)		1,051,688,970

CONVERTIBLE PREFERRED STOCK–0.08%
United Technologies 7.50% exercise price $98.52, expiration date 8/1/15	14,230	872,726

Total Convertible Preferred Stock (Cost $715,786)		872,726

MONEY MARKET FUND–0.83%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	8,838,882	8,838,882

Total Money Market Fund (Cost $8,838,882)		8,838,882

LVIP MFS Value Fund–6

LVIP MFS Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.98% (Cost $650,499,514)	$1,061,400,578
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	228,362

NET ASSETS APPLICABLE TO 28,490,442 SHARES OUTSTANDING–100.00%	$1,061,628,940

NET ASSET VALUE–LVIP MFS VALUE FUND STANDARD CLASS ($161,934,999 / 4,345,141 Shares)	$37.268
NET ASSET VALUE–LVIP MFS VALUE FUND SERVICE CLASS ($899,693,941 / 24,145,301 Shares)	$37.262

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$650,203,488
Distributions in excess of net investment income	(9,211)
Accumulated net realized gain on investments	570,528
Net unrealized appreciation of investments and foreign currencies	410,864,135

Total net assets	$1,061,628,940

†	Non-income producing for the period.

«	Includes $107,298 payable for securities purchased and $1,304,326 payable for fund shares redeemed as of December 31, 2014.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–7

LVIP MFS Value Fund

Statement of Operations

Year Ended December 31, 2014

LVIP MFS Value Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$30,143,788
Interest	4,607
Foreign tax withheld	(165,330)

29,983,065

EXPENSES:
Management fees	6,280,034
Distribution fees-Service Class	2,179,297
Accounting and administration expenses	244,507
Reports and statements to shareholders	110,039
Professional fees	39,422
Trustees’ fees and expenses	21,453
Custodian fees	16,480
Consulting fees	2,562
Pricing fees	1,978
Other	10,157

8,905,929
Less management fees waived	(20,196)

Total operating expenses	8,885,733

NET INVESTMENT INCOME	21,097,332

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	45,647,459
Foreign currencies	16,132
Foreign currency exchange contracts	(24,197)

Net realized gain	45,639,394

Net change in unrealized appreciation (depreciation) of:
Investments	34,366,942
Foreign currencies	(49,076)
Foreign currency exchange contracts	529

Net change in unrealized appreciation (depreciation)	34,318,395

NET REALIZED AND UNREALIZED GAIN	79,957,789

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$101,055,121

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/14	12/31/13
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$21,097,332	$13,970,536
Net realized gain	45,639,394	42,308,180
Net change in unrealized appreciation (depreciation)	34,318,395	213,137,316

Net increase in net assets resulting from operations	101,055,121	269,416,032

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,750,347)	(2,093,911)
Service Class	(19,026,127)	(11,482,367)

	(22,776,474)	(13,576,278)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	36,859,204	32,662,960
Service Class	64,718,792	81,965,375
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	3,750,347	2,093,911
Service Class	19,026,127	11,482,367

	124,354,470	128,204,613

Cost of shares redeemed:
Standard Class	(27,760,306)	(20,910,120)
Service Class	(119,404,176)	(136,395,845)

	(147,164,482)	(157,305,965)

Decrease in net assets derived from capital share transactions	(22,810,012)	(29,101,352)

NET INCREASE IN NET ASSETS	55,468,635	226,738,402
NET ASSETS:
Beginning of year	1,006,160,305	779,421,903

End of year	$1,061,628,940	$1,006,160,305

Undistributed (distributions in excess of) net investment income	$(9,211)	$397,287

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–8

LVIP MFS Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$34.526	$25.797	$22.445	$22.794	$20.676

Income (loss) from investment operations:
Net investment income[1]	0.815	0.548	0.517	0.439	0.359
Net realized and unrealized gain (loss)	2.815	8.718	3.143	(0.462)	2.028

Total from investment operations	3.630	9.266	3.660	(0.023)	2.387

Less dividends and distributions from:
Net investment income	(0.888)	(0.537)	(0.308)	(0.326)	(0.269)

Total dividends and distributions	(0.888)	(0.537)	(0.308)	(0.326)	(0.269)

Net asset value, end of period	$37.268	$34.526	$25.797	$22.445	$22.794

Total return[2]	10.51%	35.96%	16.33%	(0.10% )	11.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$161,935	$137,795	$91,949	$78,689	$263,413
Ratio of expenses to average net assets	0.66%	0.68%	0.69%	0.70%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.69%	0.69%	0.70%	0.71%
Ratio of net investment income to average net assets	2.28%	1.78%	2.09%	1.88%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.28%	1.77%	2.09%	1.88%	1.71%
Portfolio turnover	11%	16%	21%	37%	32%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–9

LVIP MFS Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$34.526	$25.804	$22.453	$22.801	$20.684

Income (loss) from investment operations:
Net investment income[1]	0.724	0.469	0.455	0.373	0.307
Net realized and unrealized gain (loss)	2.811	8.714	3.142	(0.453)	2.026

Total from investment operations	3.535	9.183	3.597	(0.080)	2.333

Less dividends and distributions from:
Net investment income	(0.799)	(0.461)	(0.246)	(0.268)	(0.216)

Total dividends and distributions	(0.799)	(0.461)	(0.246)	(0.268)	(0.216)

Net asset value, end of period	$37.262	$34.526	$25.804	$22.453	$22.801

Total return[2]	10.23%	35.62%	16.04%	(0.35% )	11.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$899,694	$868,365	$687,473	$564,366	$419,548
Ratio of expenses to average net assets	0.91%	0.93%	0.94%	0.95%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.94%	0.94%	0.95%	0.96%
Ratio of net investment income to average net assets	2.03%	1.53%	1.84%	1.63%	1.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.03%	1.52%	1.84%	1.63%	1.46%
Portfolio turnover	11%	16%	21%	37%	32%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–10

LVIP MFS Value Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP MFS Value Fund–11

LVIP MFS Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $23,086 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the average daily net assets of the Fund; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% of the average daily net assets of the Fund in excess of $1.5 billion. Prior to May 1, 2014, LIAC received a management fee at an annual rate of 0.75% of the first $75 million of the average daily net assets of the Fund; 0.70% of the next $75 million; 0.65% of the next $50 million; and 0.60% of the average daily net assets of the Fund in excess of $200 million.

Prior to May 1, 2014, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.00% of the first $500 million of the average daily net assets of the Fund; 0.0125% of the next $1 billion; and 0.0375% in excess of $1.5 billion.

Massachusetts Financial Services Company (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$41,212
Legal fees	11,371

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$553,542
Distribution fees payable to LFD	191,505

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP MFS Value Fund–12

LVIP MFS Value Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$115,886,744
Sales	144,270,293

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$674,000,309

Aggregate unrealized appreciation	$414,134,392
Aggregate unrealized depreciation	(26,734,123)

Net unrealized appreciation	$387,400,269

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP MFS Value Fund–13

LVIP MFS Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock
Aerospace & Defense	75,524,632	—	75,524,632
Air Freight & Logistics	17,327,401	—	17,327,401
Auto Components	17,884,896	—	17,884,896
Banks	114,457,312	—	114,457,312
Beverages	2,071,767	14,160,978	16,232,745
Capital Markets	67,876,732	—	67,876,732
Chemicals	18,409,890	—	18,409,890
Commercial Services & Supplies	12,405,538	—	12,405,538
Containers & Packaging	5,317,727	—	5,317,727
Diversified Financial Services	12,633,355	—	12,633,355
Diversified Telecommunication Services	20,540,366	—	20,540,366
Electric Utilities.	2,610,207	—	2,610,207
Electrical Equipment	9,007,350	—	9,007,350
Energy Equipment & Services	8,742,762	—	8,742,762
Food & Staples Retailing.	19,644,832	—	19,644,832
Food Products	18,614,948	24,444,641	43,059,589
Health Care Equipment & Supplies	42,891,790	—	42,891,790
Health Care Providers & Services	11,245,192	—	11,245,192
Hotels, Restaurants & Leisure	10,081,652	—	10,081,652
Household Products	5,829,305	—	5,829,305
Industrial Conglomerates	36,478,390	—	36,478,390
Insurance	83,359,664	—	83,359,664
IT Services.	51,250,764	—	51,250,764
Leisure Products	6,275,565	—	6,275,565
Life Sciences Tools & Services	11,525,552	—	11,525,552
Machinery	15,368,879	—	15,368,879
Media	52,653,062	—	52,653,062
Multiline Retail	20,370,856	—	20,370,856
Oil, Gas & Consumable Fuels	53,618,511	—	53,618,511
Pharmaceuticals	80,917,321	6,176,633	87,093,954
Professional Services	1,749,542	—	1,749,542
Road & Rail	6,466,583	—	6,466,583
Semiconductors & Semiconductor Equipment	12,496,107	—	12,496,107
Software	11,007,667	—	11,007,667
Specialty Retail	10,133,733	—	10,133,733
Tobacco.	52,024,023	2,155,709	54,179,732
Wireless Telecommunication Services	—	5,937,136	5,937,136
Convertible Preferred Stock	872,726	—	872,726
Money Market Fund	8,838,882	—	8,838,882

Total	$1,008,525,481	$52,875,097	$1,061,400,578

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP MFS Value Fund–14

LVIP MFS Value Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$21,496,823	$13,576,278
Long-term capital gains	1,279,651	—

Total	$22,776,474	$13,576,278

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$650,203,488
Undistributed long-term capital gains	24,062,112
Unrealized appreciation	387,363,340

Net assets	$1,061,628,940

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and tax treatment of convertible preferred stock.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$1,272,644	$(1,272,644)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

During fiscal year 2014, the Fund utilized $16,457,829 of capital loss carryforwards.

LVIP MFS Value Fund–15

LVIP MFS Value Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	1,036,075	1,049,967
Service Class	1,831,828	2,650,657
Shares issued upon reinvestment of dividends and distributions:
Standard Class	100,241	61,813
Service Class	508,630	338,933

	3,476,774	4,101,370

Shares redeemed:
Standard Class	(782,272)	(685,020)
Service Class	(3,346,413)	(4,480,206)

	(4,128,685)	(5,165,226)

Net decrease	(651,911)	(1,063,856)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2014.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(24,197)	$529

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$15,984	$22,555

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP MFS Value Fund–16

LVIP MFS Value Fund

Notes to Financial Statements (continued)

8. Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS Value Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS Value Fund

We have audited the accompanying statement of net assets of the LVIP MFS Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP MFS Value Fund–18

LVIP MFS Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
5.62%	94.38%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP MFS Value Fund–19

LVIP MFS Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS Value Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreements. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and its compliance program.

Performance. The Board reviewed the LVIP MFS Value Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000 Value TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one and five year periods and was above the median return of the Morningstar peer group and below the benchmark index for the three year period. The Board noted LIAC’s view that security selection had detracted from relative performance and that LIAC remained comfortable with the investment strategy and the subadviser. The Board concluded that the services provided by MFS were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and noted that the subadvisory fee was within range of fees charged to comparable registered funds subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund and noted that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP MFS Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP MFS Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP MFS Value Fund–23

LVIP Mid-Cap Value Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP Mid-Cap Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mid-Cap Value Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 8.29% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 2500TM Value Index1 returned 7.11%.

The S&P 500® Index2 began 2014 with its worst month in nearly two years. Worries about a slowdown in China and general angst surrounding emerging markets overshadowed a fairly benign domestic environment. Despite a myriad of adverse weather-influenced economic data, the S&P 500® Index rebounded from January’s pullback and finished February at a new peak. The second half of the year was also bumpy, with the S&P 500® Index sinking in July, rebounding in August, and falling once again around mid-September before recovering in October. US equities hit several all-time highs toward the end of the period, pulling back slightly on the final trading day of November and into December, led by weakness in the energy sector after OPEC’s decision to leave production unchanged.

Stock selection was the primary contributor to relative performance during the period, driven by strong selection in information technology, industrials, and energy. Weaker selection in financials, health care, and consumer staples partially offset positive results. Sector allocation, a fall out of our bottom-up stock selection process, detracted from relative performance during the period. A modest overweight to the weakest performing benchmark sector, energy, and underweights to financials and utilities detracted. These negative results were partially offset by our overweight positioning to the strong performing health care sector.

Top contributors to benchmark relative outperformance in 2014 included our positions in Skyworks Solutions, NXP Semiconductors, and Avago Technologies (all information technology). We eliminated our position in Avago Technologies prior to the end of the period. Among the top detractors from relative performance were Methanex (chemicals), Trican Well Service (energy), and Cobalt International Energy (energy).

From a positioning perspective, consumer discretionary is our largest overweight, followed by information technology and materials. We ended the period most underweight in the financials, utilities, and telecommunication services sectors.

Our overall global economic outlook does not seem too different from consensus at this point. US economic momentum has surprised positively in 2014 after a difficult start. The biggest changes in recent months have been the dramatic drop in oil prices and the continuing strength of the US dollar. Lower energy costs are clearly a net benefit to the US economy, which is largely consumer-driven. The outlook for consumer spending is as good as it has been in many years. Despite some offset to capital spending, our macroeconomics group has modestly increased their 2015 US GDP growth assumption. Prospects outside the US seem more uncertain, given geopolitical risks and growth concerns in Europe, Japan, and China. Lower oil prices will provide even more benefit to these areas (ex- Russia) as will accommodative monetary policy given an easing of inflationary pressures. Despite a US CPI that we believe will likely turn negative in the first half of 2015, we think the Fed will key off of gradually tightening labor market conditions in timing their initial increase in rates. We expect equity markets may remain choppy as there is less forgiveness in valuations to handle investors’ mood swings or any actual deterioration to our base case outlook.

James N. Mordy

Wellington Management Company, LLP

Wellington Management Company, LLP, is a SEC-registered investment adviser and an independent and unaffiliated sub-adviser to Lincoln Investment Advisors Corporation.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Mid-Cap Value Fund–1

LVIP Mid-Cap Value Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mid-Cap Value Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,514. For comparison, look at how the Russell 2500TM Value Index did over the same period. The same $10,000 investment would have increased to $21,409. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+	8.29%

Five Years	+	15.17%

Ten Years	+	8.45%

Service Class Shares

One Year	+	8.02%

Five Years	+	14.88%

Inception (4/30/07)	+	5.74%

[1]	The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP Mid-Cap Value Fund–2

LVIP Mid-Cap Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$995.40	0.91%	$4.58
Service Class Shares	1,000.00	994.20	1.16%	5.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.62	0.91%	$4.63
Service Class Shares	1,000.00	1,019.36	1.16%	5.90

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mid-Cap Value Fund–3

LVIP Mid-Cap Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.51%
Aerospace & Defense	6.24%
Auto Components	0.93%
Banks	7.02%
Beverages	1.09%
Capital Markets	1.04%
Chemicals	5.68%
Communications Equipment	1.51%
Containers & Packaging	0.68%
Diversified Financial Services	0.89%
Electric Utilities	3.52%
Electrical Equipment	4.34%
Electronic Equipment, Instruments & Components	2.10%
Energy Equipment & Services	0.33%
Food Products	2.11%
Gas Utilities	2.09%
Health Care Providers & Services	3.23%
Hotels, Restaurants & Leisure	1.51%
Household Durables	6.03%
Insurance	8.04%
IT Services	1.21%
Leisure Products	1.36%
Machinery	1.94%
Media	2.95%
Metals & Mining	0.86%
Multi-Utilities	0.63%
Oil, Gas & Consumable Fuels	3.77%
Paper & Forest Products	1.06%
Pharmaceuticals	4.25%
Real Estate Investment Trusts	7.73%
Real Estate Management & Development	1.09%
Semiconductors & Semiconductor Equipment	5.21%
Software	3.00%
Specialty Retail	1.42%
Textiles, Apparel & Luxury Goods	0.95%
Thrifts & Mortgage Finance	0.53%
Trading Companies & Distributors	2.17%
Money Market Fund	1.51%
Total Value of Securities	100.02%
Liabilities Net of Receivables and Other Assets	(0.02%	)
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Newell Rubbermaid	2.28%
Almirall	2.12%
Methanex	2.11%
Arrow Electronics	2.10%
UGI	2.09%
Unum Group	1.97%
Brookdale Senior Living	1.96%
Barnes Group	1.94%
Verint Systems	1.84%
Equity Lifestyle Properties	1.81%
Total	20.22%

LVIP Mid-Cap Value Fund–4

LVIP Mid-Cap Value Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.51%
Aerospace & Defense–6.24%
Curtiss-Wright	28,685	$2,024,874
†Esterline Technologies	25,080	2,750,774
†Moog Class A	44,555	3,298,407
†Orbital Sciences	90,835	2,442,553
†Teledyne Technologies	8,340	856,852

		11,373,460

Auto Components–0.93%
Goodyear Tire & Rubber	59,320	1,694,772

		1,694,772

Banks–7.02%
BankUnited	76,274	2,209,658
CIT Group	37,100	1,774,493
Comerica	68,715	3,218,611
Iberiabank	35,730	2,317,091
Zions Bancorp	115,005	3,278,793

		12,798,646

Beverages–1.09%
Treasury Wine Estates	513,481	1,982,163

		1,982,163

Capital Markets–1.04%
LPL Financial Holdings	42,530	1,894,711
†*@=Solar Cayman Escrow	26,800	1,876

		1,896,587

Chemicals–5.68%
Cabot.	53,660	2,353,528
Celanese Class A	42,500	2,548,300
Huntsman	70,000	1,594,600
Methanex	84,175	3,857,740

		10,354,168

Communications Equipment–1.51%
†ARRIS Group	91,200	2,753,328

		2,753,328

Containers & Packaging–0.68%
†Owens-Illinois	10,855	292,976
Packaging Corp of America	12,245	955,722

		1,248,698

Diversified Financial Services–0.89%
MSCI	34,100	1,617,704

		1,617,704

Electric Utilities–3.52%
Great Plains Energy	62,980	1,789,262
Portland General Electric	68,250	2,581,898
Westar Energy	49,915	2,058,495

		6,429,655

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment–4.34%
†Generac Holdings	51,100	$2,389,436
Hubbell Class B	28,440	3,038,245
†Sensata Technologies Holding	47,340	2,481,089

		7,908,770

Electronic Equipment, Instruments & Components–2.10%
†Arrow Electronics	66,105	3,826,818

		3,826,818

Energy Equipment & Services–0.33%
Trican Well Service	127,200	609,754

		609,754

Food Products–2.11%
Ebro Foods	50,693	837,946
Ingredion	35,510	3,012,668

		3,850,614

Gas Utilities–2.09%
UGI	100,477	3,816,116

		3,816,116

Health Care Providers & Services–3.23%
†Brookdale Senior Living	97,265	3,566,708
†WellCare Health Plans	28,450	2,334,607

		5,901,315

Hotels, Restaurants & Leisure–1.51%
†Norwegian Cruise Line Holdings	58,945	2,756,268

		2,756,268

Household Durables–6.03%
D.R.Horton	60,700	1,535,103
Lennar Class A	67,095	3,006,527
Newell Rubbermaid	109,220	4,160,190
†Toll Brothers	67,270	2,305,343

		11,007,163

Insurance–8.04%
Argo Group International Holdings	37,835	2,098,707
Hanover Insurance Group	44,030	3,140,220
Reinsurance Group of America	26,016	2,279,522
StanCorp Financial Group	11,500	803,390
Unum Group	102,915	3,589,675
XL Group	80,065	2,751,834

		14,663,348

IT Services–1.21%
Booz Allen Hamilton Holding	64,625	1,714,501
†Teradata	11,180	488,342

		2,202,843

LVIP Mid-Cap Value Fund–5

LVIP Mid-Cap Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Leisure Products–1.36%
†Performance Sports Group	137,500	$2,473,625

		2,473,625

Machinery–1.94%
Barnes Group	95,430	3,531,864

		3,531,864

Media–2.95%
AMC Entertainment Holdings	44,030	1,152,705
Interpublic Group	98,025	2,035,979
Quebecor Class B	79,800	2,193,564

		5,382,248

Metals & Mining–0.86%
Reliance Steel & Aluminum	25,500	1,562,385

		1,562,385

Multi-Utilities–0.63%
Alliant Energy	17,285	1,148,070

		1,148,070

Oil, Gas & Consumable Fuels–3.77%
†Cobalt International Energy	168,415	1,497,209
†Diamondback Energy	39,485	2,360,413
HollyFrontier	31,345	1,174,811
†Newfield Exploration	15,240	413,309
QEP Resources	70,950	1,434,609

		6,880,351

Paper & Forest Products–1.06%
†Louisiana-Pacific	116,905	1,935,947

		1,935,947

Pharmaceuticals–4.25%
†Almirall	234,407	3,868,221
Ono Pharmaceutical	30,900	2,735,976
†PRA Health Sciences	4,400	106,568
UCB.	13,682	1,040,344

		7,751,109

Real Estate Investment Trusts–7.73%
American Assets Trust	58,380	2,324,108
Blackstone Mortgage Trust	82,560	2,405,798
Equity Lifestyle Properties	64,110	3,304,871
Extra Space Storage	50,520	2,962,493
Plum Creek Timber	15,105	646,343
SL Green Realty	20,625	2,454,788

		14,098,401

Real Estate Management & Development–1.09%
†Forest City Enterprises Class A	93,520	1,991,976

		1,991,976

Semiconductors & Semiconductor Equipment–5.21%
Maxim Integrated Products	7,911	252,124

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Microsemi	109,160	$3,097,961
†NXP Semiconductor	39,040	2,982,656
†RF Micro Devices	167,300	2,775,507
Skyworks Solutions	5,415	393,725

		9,501,973

Software–3.00%
†Check Point Software Technologies	26,835	2,108,426
†Verint Systems	57,635	3,358,968

		5,467,394

Specialty Retail–1.42%
DSW Class A	69,340	2,586,382

		2,586,382

Textiles, Apparel & Luxury Goods–0.95%
Samsonite International	582,900	1,727,549

		1,727,549

Thrifts & Mortgage Finance–0.53%
EverBank Financial	50,795	968,153

		968,153

Trading Companies & Distributors–2.17%
Rexel	38,765	694,518
†WESCO International	42,900	3,269,409

		3,963,927

Total Common Stock (Cost $145,649,734)		179,663,544

MONEY MARKET FUND–1.51%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	2,763,089	2,763,089

Total Money Market Fund (Cost $2,763,089)		2,763,089

LVIP Mid-Cap Value Fund–6

LVIP Mid-Cap Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.02% (Cost $148,412,823)	$182,426,633
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(36,461)

NET ASSETS APPLICABLE TO 7,975,484 SHARES OUTSTANDING–100.00%.	$182,390,172

NET ASSET VALUE–LVIP MID-CAP VALUE FUND STANDARD CLASS ($39,096,668 / 1,702,533 Shares)	$22.964

NET ASSET VALUE–LVIP MID-CAP VALUE FUND SERVICE CLASS ($143,293,504 / 6,272,951 Shares)	$22.843

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$157,791,602
Undistributed net investment income	344,657
Accumulated net realized loss on investments	(9,758,061)
Net unrealized appreciation of investments and derivatives	34,011,974

Total net assets	$182,390,172

†	Non-income producing for the period.

*	Common Stock Unit.

«	Includes $173,232 payable for securities purchased and $67,738 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $1,876, which represents 0.00% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $1,876, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

The following foreign currency exchange contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	13,445	USD	(10,940)	1/2/15	$36
BAML	JPY	2,199,188	USD	(18,272)	1/6/15	91
GSC	EUR	9,679	USD	(11,767)	1/2/15	(55)
JPMC	CAD	8,259	USD	(7,093)	1/2/15	14
JPMC	HKD	28,168	USD	(3,631)	1/2/15	2
SSB	EUR	38,871	USD	(47,251)	1/2/15	(214)

						$(126)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

CAD–Canadian Dollar

EUR–Euro

GSC–Goldman Sachs Capital

HKD–Hong Kong Dollar

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

SSB–State Street Bank

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–7

LVIP Mid-Cap Value Fund

Statement of Operations

Year Ended December 31, 2014

LVIP Mid-Cap Value Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$1,960,594
Foreign tax withheld	(41,069)

1,919,525

EXPENSES:
Management fees	1,262,719
Distribution fees-Service Class	271,018
Accounting and administration expenses	34,464
Custodian fees	26,003
Professional fees	25,963
Reports and statements to shareholders	22,118
Trustees’ fees and expenses	2,614
Pricing fees	1,950
Consulting fees	1,841
Other	1,212

1,649,902
Less management fees waived	(12,501)

Total operating expenses	1,637,401

NET INVESTMENT INCOME	282,124

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,426,959
Foreign currencies	16,539
Foreign currency exchange contracts	(20,115)

Net realized gain	7,423,383

Net change in unrealized appreciation (depreciation) of:
Investments	1,363,062
Foreign currencies	(1,322)
Foreign currency exchange contracts	(694)

Net change in unrealized appreciation (depreciation)	1,361,046

NET REALIZED AND UNREALIZED GAIN	8,784,429

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.	$9,066,553

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/14	12/31/13
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$282,124	$220,580
Net realized gain	7,423,383	24,286,801
Net change in unrealized appreciation (depreciation)	1,361,046	9,559,491

Net increase in net assets resulting from operations	9,066,553	34,066,872

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(117,440)	(129,778)
Service Class	(152,742)	(160,528)

	(270,182)	(290,306)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,712,657	9,232,415
Service Class	81,674,882	17,841,705
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	117,439	129,778
Service Class	152,741	160,528

	90,657,719	27,364,426

Cost of shares redeemed:
Standard Class	(7,676,567)	(38,291,599)
Service Class	(22,085,210)	(23,048,549)

	(29,761,777)	(61,340,148)

Increase (decrease) in net assets derived from capital share transactions	60,895,942	(33,975,722)

NET INCREASE (DECREASE) IN NET ASSETS	69,692,313	(199,156)
NET ASSETS:
Beginning of year	112,697,859	112,897,015

End of year	$182,390,172	$112,697,859

Undistributed (distributions in excess of) net investment income	$344,657	$(23,366)

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–8

LVIP Mid-Cap Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$21.273	$15.896	$12.855	$14.176	$11.468

Income (loss) from investment operations:
Net investment income[1]	0.085	0.062	0.114	0.049	0.049
Net realized and unrealized gain (loss)	1.677	5.357	2.984	(1.370)	2.691

Total from investment operations	1.762	5.419	3.098	(1.321)	2.740

Less dividends and distributions from:
Net investment income	(0.071)	(0.042)	(0.057)	—	(0.032)

Total dividends and distributions	(0.071)	(0.042)	(0.057)	—	(0.032)

Net asset value, end of period	$22.964	$21.273	$15.896	$12.855	$14.176

Total return[2]	8.29%	34.15%	24.12%	(9.32% )	23.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,097	$35,212	$50,386	$42,579	$55,143
Ratio of expenses to average net assets	0.94%	1.00%	1.04%	1.04%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	1.01%	1.05%	1.07%	1.08%
Ratio of net investment income to average net assets	0.38%	0.34%	0.77%	0.35%	0.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.37%	0.33%	0.76%	0.32%	0.36%
Portfolio turnover	40%	56%	56%	56%	48%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–9

LVIP Mid-Cap Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mid-Cap Value Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$21.171	$15.860	$12.827	$14.180	$11.475

Income (loss) from investment operations:
Net investment income[1]	0.029	0.017	0.077	0.014	0.018
Net realized and unrealized gain (loss)	1.668	5.336	2.976	(1.367)	2.688

Total from investment operations	1.697	5.353	3.053	(1.353)	2.706

Less dividends and distributions from:
Net investment income	(0.025)	(0.042)	(0.020)	—	(0.001)

Total dividends and distributions	(0.025)	(0.042)	(0.020)	—	(0.001)

Net asset value, end of period	$22.843	$21.171	$15.860	$12.827	$14.180

Total return[2]	8.02%	33.82%	23.81%	(9.55% )	23.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,293	$77,486	$62,511	$47,884	$44,030
Ratio of expenses to average net assets	1.19%	1.25%	1.29%	1.29%	1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.20%	1.26%	1.30%	1.32%	1.33%
Ratio of net investment income to average net assets	0.13%	0.09%	0.52%	0.10%	0.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.12%	0.08%	0.51%	0.07%	0.11%
Portfolio turnover	40%	56%	56%	56%	48%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mid-Cap Value Fund–10

LVIP Mid-Cap Value Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mid-Cap Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP Mid-Cap Value Fund–11

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $2,270 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the first $25 million of the Fund’s average daily net assets. This agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

Wellington Management Company, LLP (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted to:

Administration fees	$5,607
Legal fees	1,563

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$128,726
Distribution fees payable to LFD	30,156

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Mid-Cap Value Fund–12

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$115,863,547
Sales	56,446,740

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$150,209,959

Aggregate unrealized appreciation	$38,559,397
Aggregate unrealized depreciation	(6,342,723)

Net unrealized appreciation	$32,216,674

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$11,373,460	$—	$—	$11,373,460
Auto Components	1,694,772	—	—	1,694,772
Banks	12,798,646	—	—	12,798,646
Beverages	—	1,982,163	—	1,982,163
Capital Markets	1,894,711	—	1,876	1,896,587
Chemicals	10,354,168	—	—	10,354,168
Communications Equipment	2,753,328	—	—	2,753,328
Containers & Packaging	1,248,698	—	—	1,248,698
Diversified Financial Services	1,617,704	—	—	1,617,704
Electric Utilities	6,429,655	—	—	6,429,655
Electrical Equipment	7,908,770	—	—	7,908,770
Electronic Equipment, Instruments & Components	3,826,818	—	—	3,826,818
Energy Equipment & Services	609,754	—	—	609,754
Food Products	3,012,668	837,946	—	3,850,614
Gas Utilities	3,816,116	—	—	3,816,116

LVIP Mid-Cap Value Fund–13

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Health Care Providers & Services	$5,901,315	$—	$—	$5,901,315
Hotels, Restaurants & Leisure	2,756,268	—	—	2,756,268
Household Durables	11,007,163	—	—	11,007,163
Insurance	14,663,348	—	—	14,663,348
IT Services	2,202,843	—	—	2,202,843
Leisure Products	2,473,625	—	—	2,473,625
Machinery	3,531,864	—	—	3,531,864
Media	5,382,248	—	—	5,382,248
Metals & Mining	1,562,385	—	—	1,562,385
Multi-Utilities	1,148,070	—	—	1,148,070
Oil, Gas & Consumable Fuels	6,880,351	—	—	6,880,351
Paper & Forest Products	1,935,947	—	—	1,935,947
Pharmaceuticals	106,568	7,644,541	—	7,751,109
Real Estate Investment Trusts	14,098,401	—	—	14,098,401
Real Estate Management & Development	1,991,976	—	—	1,991,976
Semiconductors & Semiconductor Equipment	9,501,973	—	—	9,501,973
Software	5,467,394	—	—	5,467,394
Specialty Retail	2,586,382	—	—	2,586,382
Textiles, Apparel & Luxury Goods	—	1,727,549	—	1,727,549
Thrifts & Mortgage Finance	968,153	—	—	968,153
Trading Companies & Distributors	3,269,409	694,518	—	3,963,927
Money Market Fund	2,763,089	—	—	2,763,089

Total	$169,538,040	$12,886,717	$1,876	$182,426,633

Foreign Currency Exchange Contracts	$—	$(126)	$—	$(126)

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$270,182	$—

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$157,791,602
Undistributed ordinary income	346,405
Capital loss carryforwards.	(7,962,801)
Unrealized appreciation	32,214,966

Net assets	$182,390,172

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies (PFIC) and mark-to-market of foreign currency exchange contracts.

LVIP Mid-Cap Value Fund–14

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment of PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Accumulated Net Investment Income	Accumulated Net Realized Loss
$356,081	$(356,081)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In 2017
$7,962,801

At December 31, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act.

During the fiscal year 2014, the Fund utilized $7,417,689 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	390,945	509,618
Service Class	3,605,782	973,481
Shares issued upon reinvestment of dividends and distributions:
Standard Class	5,254	7,733
Service Class	6,865	9,594

	4,008,846	1,500,426

Shares redeemed:
Standard Class	(348,871)	(2,031,816)
Service Class	(999,708)	(1,264,462)

	(1,348,579)	(3,296,278)

Net increase (decrease)	2,660,267	(1,795,852)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably.

LVIP Mid-Cap Value Fund–15

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$143	Liabilities net of receivables and other assets	$(269)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(20,115)	$(694)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$79,012	$32,399

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2014, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

LVIP Mid-Cap Value Fund–16

LVIP Mid-Cap Value Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On December 8, 2014, the Fund’s Board approved the proposal to change the Fund’s name from LVIP Mid-Cap Value Fund to LVIP Wellington Mid-Cap Value Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements except as disclosed above.

LVIP Mid-Cap Value Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Mid-Cap Value Fund

We have audited the accompanying statement of net assets of the LVIP Mid-Cap Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mid-Cap Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Mid-Cap Value Fund–18

LVIP Mid-Cap Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees for the Fund were above the median of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $25 million through April 30, 2015. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

LVIP Mid-Cap Value Fund–19

LVIP Mid-Cap Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreements. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the LVIP Mid-Cap Value Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell 2500 Value TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one and three year periods and the same as the median return of the Morningstar peer group and below the benchmark index for the five year period. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee and Economies of Scale. The Board noted that the subadvisory fee schedule for the LVIP Mid-Cap Value Fund, which contains breakpoints, was higher than but within range of the fees charged to other registered investment companies sub-advised by Wellington. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and in light of the scope and quality of the services provided. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by Wellington regarding its revenues from the Fund, and noted that the subadvisory fee schedules were negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement raises to general profile with the investing public and it has the ability to obtain research with soft dollars and participate in client commission arrangements that may be used for the benefit of other clients of Wellington.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and the Subadvisory Agreement for the Fund are fair and reasonable, and that the continuation of each Agreement is in the best interests of the Fund.

LVIP Mid-Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Mid-Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Mid-Cap Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

* The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Mid-Cap Value Fund–23

LVIP Mondrian International Value Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Mondrian International Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (2.54%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI EAFE® NR Index *, returned (4.90%).

The MSCI EAFE® NR Index depreciated by 4.9% over the last twelve months (all returns in U.S. dollars), held back by currency movements. After a strong start to the year encouraged by positive growth in Europe and then the U.S., foreign currencies weakened and U.S. dollar returns from international equities fell back in the second half of the year as economic growth faltered in Europe and Japan, political risk emerged in the Ukraine, the Middle East, and latterly Europe, the Federal Reserve persevered with its tapering policy and oil prices plummeted. With this challenging backdrop, Mondrian’s international equity portfolios generally held their value against an overall weak market. In the portfolio, country allocation effects added to relative investment returns, led by the overweight positions in the strong Israeli, Spanish and Singaporean equity markets. This more than offset the impact of the underweight exposure to the Scandinavian markets, which also rose more than the broader index.

Currency movements over the last twelve months held back U.S. dollar returns for the MSCI EAFE® NR Index as all currencies in the index depreciated against the U.S. dollar. In particular, the Australian dollar decreased 8.5%, impacted by fears over faltering Chinese demand for commodities. The Euro weakened 12.2% following the announcement of further monetary policy easing in the eurozone. The Japanese yen declined 12.3% on continued quantitative easing by the Bank of Japan. In the portfolio, currency allocation effects added to relative investment returns, supported by the underweight positions in the Swedish krona and the Norwegian krone and overweight position in the Singaporean dollar.

The health care and utilities sectors produced the highest and only positive sector gains over the last twelve months. The health care sector gained 6.0% on increased prospects of mergers and acquisitions as well as generally resilient earnings. Declining bond yields and relative valuations supported the utilities sector, which gained 3.8%. An improvement in the regulatory outlook and signs of industry consolidation, particularly in Europe, failed to generate positive returns for the telecommunication services which fell 4.3%.

The financial sector slightly lagged the broader index, falling 5.7%, despite European banks being supported by easier credit conditions. Fears over faltering Chinese demand drove commodity prices lower, pushing the materials sector down 10.7%. Despite announcements of greater capital discipline by certain oil and gas producers, the energy sector saw the greatest decline of 18.7%, as the decision by OPEC in November to maintain current oil production levels led to renewed, steep oil price declines.

In the Fund, both sector allocation and stock selection contributed to strong relative investment returns. The Fund benefited from the positive stock selection in the telecommunications, financial and information technology sectors and in Japan, Israel and Spain. This more than offset the impact of stock selection in the industrials sector and the overweight exposure to the energy sector.

Elizabeth A. Desmond, CFA

Melissa J. A. Platt, CFA

Nigel A. Bliss, ASIP

Andrew R. Porter, CFA

Mondrian Investment Partners Limited

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian International Value Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,004. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $15,429. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	– 2.54%
Five Years	+ 5.02%
Ten Years	+ 4.81%

Service Class Shares
One Year	– 2.79%
Five Years	+ 4.76%
Ten Years	+ 4.55%

*

The MSCI EAFE® NR Index is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$892.50	0.73%	$3.48
Service Class Shares	1,000.00	891.40	0.98%	4.67
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Security Type/Country	Percentage of Net Assets
Common Stock	98.72%
Australia	2.28%
Belgium	0.00%
France	10.69%
Germany	7.68%
Hong Kong	2.58%
Israel	1.93%
Italy	1.83%
Japan	17.48%
Netherlands	4.92%
Singapore	4.63%
Spain	6.93%
Sweden	2.71%
Switzerland	13.08%
Taiwan	1.05%
United Kingdom	20.93%
Money Market Fund	0.81%
Total Value of Securities	99.53%
Receivables and Other Assets Net of Liabilities	0.47%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Automobiles	3.88%
Banks	3.70%
Beverages	1.84%
Building Products	1.91%
Chemicals	2.18%
Commercial Services & Supplies	1.64%
Communications Equipment	1.24%
Construction & Engineering	0.34%
Diversified Telecommunication Services	10.85%
Electric Utilities	3.30%
Electrical Equipment	2.58%
Electronic Equipment, Instruments & Components	0.95%
Energy Equipment & Services	1.44%
Food & Staples Retailing	6.11%
Food Products	5.63%
Industrial Conglomerates	1.95%
Insurance	7.10%
Machinery	0.81%
Media	2.29%
Multi-Utilities	3.84%
Oil, Gas & Consumable Fuels	10.15%

Sector	Percentage of Net Assets
Personal Products	1.99%
Pharmaceuticals	13.04%
Semiconductors & Semiconductor Equipment	1.68%
Software	1.81%
Technology Hardware, Storage & Peripherals	2.81%
Wireless Telecommunication Services	3.66%
Total	98.72%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Deutsche Telekom	3.41%
Iberdrola	3.30%
Sanofi	2.98%
GlaxoSmithKline	2.95%
Unilever	2.93%
National Grid	2.84%
Zurich Insurance Group	2.83%
Canon	2.81%
Novartis	2.79%
Nestle	2.70%
Total	29.54%

LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–98.72%
Australia–2.28%
AMP	2,882,043	$12,837,505
QBE Insurance Group	1,591,914	14,456,968

		27,294,473

Belgium–0.00%
†*=Ageas VVPR Strip	17,029	0

		0

France–10.69%
Cie de Saint-Gobain	538,342	22,804,623
†*=GDF Suez VVPR Strip	60,186	0
Orange	954,820	16,238,350
Sanofi	391,324	35,677,192
Societe Generale	284,603	11,910,686
Total	535,696	27,444,787
Vallourec	355,492	9,634,418
Vinci	74,754	4,081,757

		127,791,813

Germany–7.68%
Daimler	208,203	17,292,102
Deutsche Telekom	2,548,001	40,768,880
RWE	389,189	12,012,188
SAP	310,621	21,690,160

		91,763,330

■Hong Kong–2.58%
China Mobile	1,608,000	18,835,797
Jardine Matheson Holdings	198,100	12,037,421

		30,873,218

Israel–1.93%
Teva Pharmaceutical Industries ADR	401,000	23,061,510

		23,061,510

Italy–1.83%
ENI	1,247,759	21,856,360

		21,856,360

Japan–17.48%
Canon	1,056,900	33,595,058
Honda Motor	989,200	29,023,856
HOYA	336,800	11,393,156
Kao	604,000	23,820,464
Kirin Holdings	1,769,800	21,993,185
NTT DOCOMO	804,900	11,722,784
Seven & I Holdings	488,400	17,569,873
Takeda Pharmaceutical	686,400	28,417,826
Tokio Marine Holdings	732,900	23,804,893
Tokyo Electron	99,900	7,576,071

		208,917,166

Netherlands–4.92%
Koninklijke Ahold	1,770,251	31,462,434

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Netherlands (continued)
Royal Dutch Shell Class A	822,425	$27,410,732

		58,873,166

Singapore–4.63%
Sembcorp Industries	3,366,000	11,272,375
Singapore Telecommunications	7,857,000	23,061,822
United Overseas Bank	1,138,486	21,008,889

		55,343,086

Spain–6.93%
Banco Santander	1,352,293	11,349,957
Iberdrola	5,844,126	39,393,758
Telefonica	2,233,982	32,074,449

		82,818,164

Sweden–2.71%
Ericsson Class B	1,224,846	14,830,470
TeliaSonera	2,734,839	17,583,174

		32,413,644

Switzerland–13.08%
†ABB	1,456,432	30,815,393
Nestle	442,484	32,257,533
Novartis	360,264	33,412,136
Syngenta	81,001	26,054,591
†Zurich Insurance Group	108,187	33,808,693

		156,348,346

Taiwan–1.05%
Taiwan Semiconductor Manufacturing ADR	559,916	12,530,920

		12,530,920

United Kingdom–20.93%
AMEC Foster Wheeler	1,307,476	17,265,299
BG Group	1,730,238	23,150,555
BP	3,372,948	21,407,286
G4S	4,536,085	19,564,451
GlaxoSmithKline	1,645,974	35,307,519
National Grid	2,391,207	33,925,157
Pearson	639,309	11,805,325
Reed Elsevier	650,677	15,538,564
Tesco	8,245,285	24,037,688
Unilever	861,661	35,003,218
Vodafone Group	3,844,158	13,178,492

		250,183,554

Total Common Stock (Cost $1,068,149,384)		1,180,068,750

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.81%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	9,668,278	$9,668,278

Total Money Market Fund (Cost $9,668,278)		9,668,278

TOTAL VALUE OF SECURITIES–99.53% (Cost $1,077,817,662)	$1,189,737,028
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.47%	5,642,099

NET ASSETS APPLICABLE TO 70,566,291 SHARES OUTSTANDING–100.00%	$1,195,379,127

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($861,699,757 / 50,861,529 Shares)	$16.942
NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($333,679,370 / 19,704,762 Shares)	$16.934

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$1,100,653,151
Undistributed net investment income	5,172,415
Accumulated net realized loss on investments	(22,128,554)
Net unrealized appreciation of investments and foreign currencies	111,682,115

Total net assets	$1,195,379,127

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $622,616 payable for fund shares redeemed as of December 31, 2014.

*	If dividend payments are received, the tax withholding rate is at a reduced amount of 15%, rather than 25%.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$62,891,041
Foreign tax withheld	(3,149,125)

59,741,916

EXPENSES:
Management fees	8,157,754
Distribution fees-Service Class	880,077
Accounting and administration expenses	290,483
Reports and statements to shareholders	126,202
Custodian fees	104,653
Professional fees	47,718
Trustees’ fees and expenses	25,047
Pricing fees	10,694
Consulting fees	2,687
Other	11,887

Total operating expenses	9,657,202

NET INVESTMENT INCOME	50,084,714

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	48,843,591
Foreign currencies	(390,108)
Foreign currency exchange contracts	2,357,422

Net realized gain	50,810,905

Net change in unrealized appreciation (depreciation) of:
Investments	(131,472,674)
Foreign currencies	(285,958)
Foreign currency exchange contracts	(1,377,489)

Net change in unrealized appreciation (depreciation)	(133,136,121)

NET REALIZED AND UNREALIZED LOSS	(82,325,216)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,240,502)

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$50,084,714	$23,155,145
Net realized gain	50,810,905	15,544,116
Net change in unrealized appreciation (depreciation)	(133,136,121)	142,449,167

Net increase (decrease) in net assets resulting from operations	(32,240,502)	181,148,428

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(36,024,942)	(18,608,076)
Service Class	(13,084,025)	(7,535,660)

	(49,108,967)	(26,143,736)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	162,188,870	198,432,101
Service Class	44,678,025	232,065,546
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	36,024,942	18,608,076
Service Class	13,084,025	7,535,660

	255,975,862	456,641,383

Cost of shares redeemed:
Standard Class	(85,142,993)	(87,239,864)
Service Class	(60,464,842)	(51,389,782)

	(145,607,835)	(138,629,646)

Increase in net assets derived from capital share transactions	110,368,027	318,011,737

NET INCREASE IN NET ASSETS	29,018,558	473,016,429
NET ASSETS:
Beginning of year	1,166,360,569	693,344,140

End of year	$1,195,379,127	$1,166,360,569

Undistributed net investment income	$5,172,415	$2,229,354

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$18.131	$15.243	$14.310	$15.447	$15.593

Income (loss) from investment operations:
Net investment income[1]	0.784	0.420	0.460	0.544	0.446
Net realized and unrealized gain (loss)	(1.234)	2.897	0.907	(1.192)	(0.076)

Total from investment operations	(0.450)	3.317	1.367	(0.648)	0.370

Less dividends and distributions from:
Net investment income	(0.739)	(0.429)	(0.434)	(0.489)	(0.516)

Total dividends and distributions	(0.739)	(0.429)	(0.434)	(0.489)	(0.516)

Net asset value, end of period	$16.942	18.131	15.243	$14.310	$15.447

Total return[2]	(2.54% )	21.84%	9.62%	(4.21% )	2.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$861,700	$808,623	$561,634	$398,099	$467,375
Ratio of expenses to average net assets	0.73%	0.76%	0.83%	0.85%	0.85%
Ratio of net investment income to average net assets	4.21%	2.50%	3.13%	3.47%	3.00%
Portfolio turnover	18%	33%	13%	41%	20%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$18.122	$15.236	$14.306	$15.441	15.588

Income (loss) from investment operations:
Net investment income[1]	0.736	0.381	0.422	0.502	0.409
Net realized and unrealized gain (loss)	(1.231)	2.891	0.906	(1.187)	(0.078)

Total from investment operations	(0.495)	3.272	1.328	(0.685)	0.331

Less dividends and distributions from:
Net investment income	(0.693)	(0.386)	(0.398)	(0.450)	(0.478)

Total dividends and distributions	(0.693)	(0.386)	(0.398)	(0.450)	(0.478)

Net asset value, end of period	$16.934	$18.122	$15.236	$14.306	$15.441

Total return[2]	(2.79% )	21.55%	9.34%	(4.45% )	2.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$333,679	$357,738	$131,710	$125,300	$135,011
Ratio of expenses to average net assets	0.98%	1.01%	1.08%	1.10%	1.10%
Ratio of net investment income to average net assets	3.96%	2.25%	2.88%	3.22%	2.75%
Portfolio turnover	18%	33%	13%	41%	20%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the Fund’s average daily net assets; 0.75% of the next $200 million; and 0.60% of the Fund’s average daily net assets in excess of $400 million.

Mondrian Investment Partners Ltd. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$49,056
Legal fees	13,534

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$687,191
Distribution fees payable to LFD	71,253

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$311,160,386
Sales	211,975,778

LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,083,531,935

Aggregate unrealized appreciation	$233,283,626
Aggregate unrealized depreciation	(127,078,533)

Net unrealized appreciation	$106,205,093

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock
Australia	$—	$27,294,473	$27,294,473
Belgium	—	—	—
France	—	127,791,813	127,791,813
Germany	—	91,763,330	91,763,330
Hong Kong	—	30,873,218	30,873,218
Israel	23,061,510	—	23,061,510
Italy	—	21,856,360	21,856,360
Japan	—	208,917,166	208,917,166
Netherlands	—	58,873,166	58,873,166
Singapore	—	55,343,086	55,343,086
Spain	—	82,818,164	82,818,164
Sweden	—	32,413,644	32,413,644
Switzerland	—	156,348,346	156,348,346
Taiwan	12,530,920	—	12,530,920
United Kingdom	—	250,183,554	250,183,554
Money Market Fund	9,668,278	—	9,668,278

Total	$45,260,708	$1,144,476,320	$1,189,737,028

The value of Level 3 investments was zero at the end of the year.

LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

As a result of utilizing international fair value pricing at December 31, 2014, the majority of the portfolio was categorized as Level 2.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$49,108,967	$26,143,736

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,100,653,151
Undistributed ordinary income	5,172,415
Capital loss carryforwards	(16,414,281)
Unrealized appreciation	105,967,842

Net assets	$1,195,379,127

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,967,314	$(1,967,314)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In
12/31/17	12/31/18	Total
$11,089,393	$5,324,888	$16,414,281

In 2014, the Fund utilized $46,818,934 of capital loss carryforwards.

LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	8,723,581	11,892,451
Service Class	2,429,270	13,693,544
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,092,067	1,053,112
Service Class	759,823	427,061

	14,004,741	27,066,168

Shares redeemed:
Standard Class	(4,551,854)	(5,193,888)
Service Class	(3,225,375)	(3,024,055)

	(7,777,229)	(8,217,943)

Net increase	6,227,512	18,848,225

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2014.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$2,357,422	$(1,377,489)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$896,223	$21,663,497

LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mondrian International Value Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Mondrian International Value Fund

We have audited the accompanying statement of net assets of the LVIP Mondrian International Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mondrian International Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Mondrian International Value Fund–16

LVIP Mondrian International Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management And Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP Mondrian International Value Fund–17

LVIP Mondrian International Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the backgrounds of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one and three year periods and above the median return of the Morningstar peer group and below the benchmark index for the five year period. The Board determined that the services provided by Mondrian were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes breakpoints, and considered the contractual fee rates charged to other accounts with an investment strategy similar to the Fund’s advised by Mondrian. The Board considered that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board noted that Mondrian has the ability to obtain proprietary research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP Mondrian International Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Mondrian International Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Mondrian International Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel –Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]Steve	A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Mondrian International Value Fund–21

LVIP Money Market Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Money Market Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Money Market Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.03% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Citigroup 90 Day T-Bill Index*, returned 0.03%.

The Federal Reserve’s zero interest rate policy determined the course of the money market sector in 2014, as it has in the six previous years. Short- end rates traded throughout the year close to zero, well towards the lower end of the Federal Reserve’s rate range. The continued adverse conditions for money market funds into 2014 included an undersupply of short-term paper, exacerbated both by bank and corporate issuers’ quarterly pull back of their balance sheets and the perpetuation of reductions in bill issuance by the Fed throughout the year. The supply of bills, for example, has shrunk by 30% since the financial crisis and is set to shrink an additional 5% in 2015.

Developments in the U.S. economy during 2014, coupled with changes in policy, portend changes in the money market scene in 2015. Particularly in the second half of the year the U.S. economy had shown signs of both sustained growth and of improvement in the labor market. The year-end decline in oil prices has reduced inflationary pressures and, at least in the short-to-intermediate term, should boost growth. These developments should encourage the Fed to pursue the shift from accommodation of monetary policy from the consequences of the 2008 financial catastrophe to normalization of policy. The Fed is expected to drain reserves by use of the many tools it has put into place for this purpose, such as the Overnight and Term Reverse Repo Facility. It also is expected, towards the middle of the year, to increase the Fed Funds rate. Market consensus expects that by the end of 2015, the Fed will have raised its rates by a full 100 basis points.

Headwinds to these positive developments include concerns arising from war and unrest in Eastern Europe, Mid-East, and Africa, persistence of sovereign debt issues in the Eurozone and the possibility of deflation and economic instability in Europe and possibly, Japan. Within the narrower sphere of money markets the strong demand for short-term instruments, combined with their short supply, may limit the Fed’s ability to raise rates.

In 2014 the Securities and Exchange Commission instituted the much-discussed requirements for prime institutional money market funds to move to a variable NAV structure and to be subject to liquidity fees and gates in times of stress. These measures are expected to be implemented in two years. It is unclear what effect these rules will have on institutional investors. In the wake of the promulgation of the new rules there were few outflows from prime funds, suggesting that concerns about the new rules may be on the back burner for the time being.

The year 2015 will bring changes, many of them welcome, to money markets. For the first time in seven years we should see a rise in rates to levels perceptibly above zero. Much remains unknown about how institutional investors will respond to the money market reforms as well as about the implications for the U.S. economy if conditions outside the U.S. become more problematic. Nonetheless institutional and retail investors will continue to need a safe haven for their liquid assets.

Cynthia Isom

Delaware Investments Fund Advisers

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Money Market Fund–1

LVIP Money Market Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/04 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Money Market Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,612. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have increased to $11,565. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 0.03%
Five Years	+ 0.03%
Ten Years	+ 1.51%

Service Class Shares
One Year	+ 0.03%
Five Years	+ 0.03%
Ten Years	+ 1.39%

*	The Citigroup 90 Day T-Bill Index is an unmanaged index that measures the rate of return for 90-day U.S. Treasury Bills.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in LVIP Money Market Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the LVIP Money Market Fund, the repayment of capital from the LVIP Money Market Fund, or any particular rate of return.

All third-party trademarks are the property of their respective owners.

(c) 2015 Delaware Management Holdings, Inc.

LVIP Money Market Fund–2

LVIP Money Market Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.12%	$0.61
Service Class Shares	1,000.00	1,000.10	0.12%	0.61
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.60	0.12%	$0.61
Service Class Shares	1,000.00	1,024.60	0.12%	0.61

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Money Market Fund–3

LVIP Money Market Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Agency Obligation	1.96%
Certificates of Deposit	15.59%
Commercial Paper	71.78%
Colleges & Universities	15.84%
Commercial Banks	35.24%
Consumer Finance	2.28%
Diversified Financial Services	7.18%
Industrial Conglomerates	4.86%
Municipal Obligation	1.81%
Oil, Gas & Consumable Fuels	4.57%
Corporate Bonds	1.61%
Municipal Bond	0.45%
Total Value of Securities	91.39%
Receivables and Other Assets Net of Liabilities	8.61%
Total Net Assets	100.00%

LVIP Money Market Fund–4

LVIP Money Market Fund

Schedule of Investments

December 31, 2014

	Principal Amount°	Value (U.S. $)

AGENCY OBLIGATION–1.96%
Federal Home Loan Bank 0.25% 10/2/15	15,000,000	$15,000,000

Total Agency Obligation (Cost $15,000,000)		15,000,000

CERTIFICATES OF DEPOSIT–15.59%
Banco Estado Chile 0.20% 2/5/15	12,000,000	12,000,000
Bank of Montreal Chicago
0.18% 2/9/15	15,000,000	15,000,000
0.23% 5/13/15	10,000,000	10,000,000
Bank of Nova Scotia Houston 0.21% 5/18/15	20,000,000	20,000,000
Branch Banking & Trust 0.14% 2/3/15	25,000,000	25,000,000
Standard Chartered Bank New York 0.19% 3/11/15	7,500,000	7,500,000
Toronto Dominion Bank New York
0.11% 1/8/15	10,000,000	10,000,000
0.17% 3/2/15	5,000,000	5,000,000
0.20% 2/17/15	15,000,000	15,000,000

Total Certificates of deposit (Cost $119,500,000)		119,500,000

COMMERCIAL PAPER–71.78%
Colleges & Universities–15.84%
Brown University
≠0.09% 2/17/15	5,000,000	4,999,413
≠0.10% 1/15/15	12,500,000	12,499,514
Cornell University
≠0.10% 1/14/15	15,300,000	15,299,447
≠0.10% 1/22/15	10,000,000	9,999,417
≠0.10% 1/28/15	5,000,000	4,999,625
Dartmouth College
≠0.12% 3/11/15	5,000,000	4,998,850
≠0.12% 3/24/15	2,000,000	1,999,453
≠Duke University 0.12% 3/24/15	8,000,000	7,997,813
Leland Stanford Junior University
≠0.10% 2/24/15	10,000,000	9,998,500
≠0.12% 3/4/15	6,000,000	5,998,760
≠University of Chicago 0.10% 1/15/15	5,600,000	5,599,782
Yale University
≠0.09% 1/15/15	12,500,000	12,499,563
≠0.10% 1/7/15	15,000,000	14,999,750
≠0.11% 1/7/15	9,500,000	9,499,826

		121,389,713

Commercial Banks–35.24%
≠Abbey National North America 0.05% 1/2/15	36,500,000	36,499,949

	Principal Amount°	Value (U.S. $)

COMMERCIAL PAPER (continued)
Commercial Banks (continued)
≠BNP Paribas Canada 0.13% 1/5/15	36,500,000	$36,499,473
≠Credit Agricole CIB New York 0.03% 1/5/15	36,500,000	36,499,878
HSBC USA
≠0.20% 1/12/15	25,000,000	24,998,472
≠0.24% 4/20/15	2,500,000	2,498,183
≠KFW 0.12% 1/5/15	36,500,000	36,499,513
Lloyds Bank
≠0.17% 1/5/15	10,000,000	9,999,817
≠0.20% 3/24/15	25,000,000	24,988,611
≠National Australian Bank 0.19% 3/30/15	30,000,000	29,986,067
≠PNC Bank 0.28% 7/13/15	15,000,000	14,977,483
≠Scotiabanc 0.12% 1/9/15	1,650,000	1,649,956
≠Standard Chartered Bank 0.21% 2/17/15	15,000,000	14,995,888

		270,093,290

Consumer Finance–2.28%
≠Toyota Motor Credit
0.20% 6/2/15	17,490,000	17,475,231

		17,475,231

Diversified Financial Services–7.18%
≠General Electric Capital 0.19% 1/27/15	20,000,000	19,997,256
JPMorgan Securities
≠0.20% 2/3/15	20,000,000	19,996,333
≠0.23% 4/9/15	15,000,000	14,990,608

		54,984,197

Industrial Conglomerates–4.86%
≠Danaher 0.12% 1/12/15	7,500,000	7,499,725
≠Illinois Tool Works 0.12% 1/15/15	20,000,000	19,999,067
Siemens Capital 0.13% 1/5/15	9,780,000	9,779,859

		37,278,651

Municipal Obligation–1.81%
≠St. Joseph County, Indiana 0.11% 1/7/15	13,859,000	13,858,746

		13,858,746

Oil, Gas & Consumable Fuels–4.57%
Koch Resources
≠0.12% 1/15/15	20,000,000	19,999,067
≠0.14% 1/6/15	15,000,000	14,999,708

		34,998,775

Total Commercial Paper (Cost $550,078,603)		550,078,603

LVIP Money Market Fund–5

LVIP Money Market Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS–1.61%
Capital Markets–0.13%
Bank of New York Mellon 4.95% 3/15/15	1,000,000	$1,009,256

		1,009,256

Commercial Banks–0.99%
#HSBC Bank 144A 3.50% 6/28/15	7,500,000	7,617,183

		7,617,183

Consumer Finance–0.09%
#American Honda Finance 144A 1.45% 2/27/15	710,000	711,209

		711,209

Diversified Financial Services–0.27%
General Electric Capital 3.50% 6/29/15	2,000,000	2,031,627

		2,031,627

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels–0.13%
Shell International Finance 3.10% 6/28/15	1,000,000	$1,013,815

		1,013,815

Total Corporate Bonds (Cost $12,383,090)		12,383,090

MUNICIPAL BOND–0.45%
*New York State Housing Finance Agency Revenue (Broadway) Series B 0.07% 1/7/15 (LOC-Wells Fargo Bank NA)	3,450,000	3,450,000

Total Municipal Bond (Cost $3,450,000)		3,450,000

TOTAL VALUE OF SECURITIES–91.39% (Cost $700,411,693)Δ	700,411,693
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–8.61%	65,949,488

NET ASSETS APPLICABLE TO 76,636,479 SHARES OUTSTANDING–100.00%	$766,361,181

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $8,328,392, which represents 1.09% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

Δ	Also the cost for federal income tax purposes.

*

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of December 31, 2014.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

LOC–Letter of Credit

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–6

LVIP Money Market Fund

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments, at value	$700,411,693
Cash	48,396,646
Receivable for fund shares sold	19,515,530
Interest receivable	76,469
Other assets	49

TOTAL ASSETS	768,400,387

LIABILITIES:
Payable for fund shares redeemed	1,973,649
Due to manager and affiliates	53,866
Accrued expenses payable	11,691
TOTAL LIABILITIES	2,039,206

TOTAL NET ASSETS	$766,361,181

Investments, at cost	$700,411,693

Standard Class:
Net Assets	$482,693,303
Shares Outstanding	48,268,373
Net Asset Value	$10.000

Service Class:
Net Assets	$283,667,878
Shares Outstanding	28,368,106
Net Asset Value	$10.000

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$766,362,847
Accumulated net realized loss on investments	(1,666)

Total net assets	$766,361,181

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–7

LVIP Money Market Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Interest	$1,103,020

EXPENSES:
Management fees	2,799,359
Distribution fees-Service Class	750,697
Accounting and administration expenses	179,432
Reports and statements to shareholders	39,802
Professional fees	29,977
Trustees’ fees and expenses	15,883
Custodian fees	10,008
Pricing fees	3,802
Consulting fees	2,314
Other	12,972

3,844,246
Less management fees waived	(2,182,794)
Less distribution fees waived-Service Class	(750,697)

Total operating expenses	910,755

NET INVESTMENT INCOME	192,265

NET REALIZED GAIN ON INVESTMENTS	993

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$193,258

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$192,265	$189,238
Net realized gain (loss)	993	(2)

Net increase in net assets resulting from operations	193,258	189,236

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(115,124)	(104,499)
Service Class	(77,141)	(84,739)

	(192,265)	(189,238)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	636,261,713	507,158,702
Service Class	370,171,475	439,418,213
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	115,124	104,499
Service Class	77,141	84,739

	1,006,625,453	946,766,153

Cost of shares redeemed:
Standard Class	(600,851,426)	(489,143,876)
Service Class	(389,387,480)	(488,254,081)

	(990,238,906)	(977,397,957)

Increase (decrease) in net assets derived from capital share transactions	16,386,547	(30,631,804)

NET INCREASE (DECREASE) IN NET ASSETS	16,387,540	(30,631,806)
NET ASSETS:
Beginning of year	749,973,641	780,605,447

End of year	$766,361,181	$749,973,641

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–8

LVIP Money Market Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Standard Class Year Ended
	12/31/14	12/31/13	12/31/12		12/31/11		12/31/10

Net asset value, beginning of period	$10.000	$10.000	$10.000		$10.000		$10.000

Income from investment operations:
Net investment income	0.003	0.002	0.003		0.003		0.005

Total from investment operations	0.003	0.002	0.003		0.003		0.005

Less dividends and distributions from:
Net investment income	(0.003)	(0.002)	(0.003)		(0.003)		(0.005)
Net realized gain	—	—	—	[1]	—	[1]	—	[1]

Total dividends and distributions	(0.003)	(0.002)	(0.003)		(0.003)		(0.005)

Net asset value, end of period	$10.000	$10.000	$10.000		$10.000		$10.000

Total return[2]	0.03%	0.02%	0.03%		0.03%		0.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$482,693	$447,167	$429,048		$489,141		$518,604
Ratio of expenses to average net assets	0.12%	0.17%	0.20%		0.19%		0.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.44%	0.43%		0.43%		0.42%
Ratio of net investment income to average net assets	0.03%	0.02%	0.03%		0.03%		0.05%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.26% )	(0.25% )	(0.20%	)	(0.21%	)	(0.08%	)

[1]

For the years ended December 31, 2012, 2011, and 2010, net realized gain distributions of $1,804, $563, and $2,279, respectively, were made by the Fund’s Standard class, which calculated to de minimus amounts of $0.000, $0.000, and $0.000 per share, respectively.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–9

LVIP Money Market Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Service Class Year Ended
	12/31/14	12/31/13	12/31/12		12/31/11		12/31/10

Net asset value, beginning of period	$10.000	$10.000	$10.000		$10.000		$10.000

Income from investment operations:
Net investment income	0.003	0.002	0.003		0.003		0.004

Total from investment operations	0.003	0.002	0.003		0.003		0.004

Less dividends and distributions from:
Net investment income	(0.003)	(0.002)	(0.003)		(0.003)		(0.004)
Net realized gain	—	—	—	[1]	—	[1]	—	[1]

Total dividends and distributions	(0.003)	(0.002)	(0.003)		(0.003)		(0.004)

Net asset value, end of period	$10.000	$10.000	$10.000		$10.000		$10.000

Total return[2]	0.03%	0.02%	0.03%		0.03%		0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$283,668	$302,807	$351,557		$380,737		$364,631
Ratio of expenses to average net assets	0.12%	0.17%	0.20%		0.19%		0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.69%	0.68%		0.68%		0.67%
Ratio of net investment income to average net assets	0.03%	0.02%	0.03%		0.03%		0.04%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.51% )	(0.50% )	(0.45%	)	(0.46%	)	(0.33%	)

[1]

For the years ended December 31, 2012, 2011, and 2010, net realized gain distributions of $1,528, $554, and $1,821, respectively, were made by the Fund’s Service class, which calculated to de minimus amounts of $0.000, $0.000, and $0.000 per share, respectively.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–10

LVIP Money Market Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Money Market Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Securities are valued at amortized cost, which approximates market value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity. Significant inputs to the amortization cost method include purchase cost security, premium or discount at the purchase date and time to maturity.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends daily. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management

LVIP Money Market Fund–11

LVIP Money Market Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.

Delaware Investments Fund Advisors (Sub-Adviser), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations . For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$30,358
Legal fees	8,377

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board of Trustees (Board). No distribution expenses are paid by Standard Class shares.

LFD and LIAC have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by LFD and LIAC. Amounts waived and/or reimbursed under this agreement can be recaptured for a period of up to three years from the year in which LFD and LIAC waived fees and/or reimbursed expenses for the Fund. The following table summarizes the amount of waived fees and/or reimbursed expenses that may be recaptured and the fiscal years they expire:

	Expiration Date
	2015	2016	2017	Total
LFD	$880,089	$857,491	$750,697	$2,488,277
LIAC	1,803,286	2,040,172	2,182,794	6,026,252

Total	$2,683,375	$2,897,663	$2,933,491	$8,514,529

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$53,866

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing).

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Money Market Fund–12

LVIP Money Market Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 2
Agency Obligation	$15,000,000
Certificates of Deposit	119,500,000
Commercial Paper	550,078,603
Corporate Bonds	12,383,090
Municipal Bond	3,450,000

Total	$700,411,693

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$192,265	$189,238

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$766,362,847
Capital loss carryforwards	(1,666)

Net assets	$766,361,181

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,666	$—	$1,666

In 2014, the Fund utilized $993 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	63,626,172	50,715,870
Service Class	37,017,148	43,941,821
Shares issued upon reinvestment of dividends and distributions:
Standard Class	11,512	10,450
Service Class	7,714	8,474

	100,662,546	94,676,615

Shares redeemed:
Standard Class	(60,085,143)	(48,914,388)
Service Class	(38,938,748)	(48,825,408)

	(99,023,891)	(97,739,796)

Net increase (decrease)	1,638,655	(3,063,181)

LVIP Money Market Fund–13

LVIP Money Market Fund

Notes to Financial Statements (continued)

7. Credit and Market Risk

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 63.73% of the Fund’s net assets at December 31, 2014. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (the Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2014, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Schedule of Investments.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Money Market Reform

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are not effective until sometime in 2016, but when implemented will affect the Fund’s operations and may affect the Fund’s total return potential.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Money Market Fund –14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Money Market Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Money Market Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Money Market Fund–15

LVIP Money Market Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar expense peer group. The Board considered that since 2010, LIAC has implemented a voluntary fee waiver, in addition to a 12b-1 fee waiver implemented in 2009, of varying amounts in order for the Fund to maintain a stable net asset value. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the voluntary advisory fee waiver, was reasonable.

LVIP Money Market Fund–16

LVIP Money Market Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and LIAC’s voluntary advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Management Company (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage and compliance and regulatory matters.

Performance. The Board reviewed the LVIP Money Market Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Money Market Taxable funds category and the Citigroup 90 Day T-Bill Index. The Board noted that the Fund’s total return was above the median return of the Morningstar performance peer group and within range of the benchmark index for the one and three year periods and was above the median return of the Morningstar performance peer group and below the benchmark index for the five year period. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser and considered Delaware’s statement that it does not charge a lower fee to other funds or similar clients receiving comparable services. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP Money Market Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Money Market Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Money Market Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Money Market Fund–20

LVIP Multi-Manager Global Equity RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Multi-Manager Global Equity RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Multi-Manager Global Equity RPM Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.00% (Standard Class shares with distributions reinvested) since inception on May 1, 2014, while its composite benchmark, the Multi-Manager Global Equity Composite1, returned 4.72%: and its broad-based benchmark, the S&P 500® Index2, returned 10.85% during the same period.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

During May 2014, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund.

The U.S. equity portion of the LVIP Multi-Manager Global Equity RPM Fund was a leading contributor to total returns for the year. Returns were aided by a position in the American Century VP Mid Cap Value Fund. Exposure to the BlackRock Equity Dividend Fund and ClearBridge Variable Appreciation Fund detracted from results relative to the index.

The non-U.S. equity portion of LVIP Multi-Manager Global Equity RPM Fund detracted from total returns for the year. Exposure to the DFA International Core Equity I Fund detracted from results relative to the index.

The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. During the second quarter of the year global equity markets exhibited a period of positive returns associated with low volatility, positively impacting the Fund’s relative returns. At points during the third and fourth quarters of 2014 when volatility escalated in the equity markets, the volatility management strategy successfully reduced the Fund’s overall volatility. Overall, the volatility management strategy detracted from results during 2014.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Multi-Manager Global Equity RPM Fund–1

LVIP Multi-Manager Global Equity RPM Fund

2014 Annual Report Commentary (continued)

LVIP Multi-Manager Global Equity RPM Fund

Growth of $10,000 invested 5/1/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Multi-Manager Global Equity RPM Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,000 for the Standard Class shares and decreased to $9,977 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/1/14 through 12/31/14. The same $10,000 investment would have increased to $10,472 for the LVIP MM Global Equity Composite (net dividends) and to $11,085 for the S&P 500 Index®. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
Inception (5/1/14)	+ 0.00%

Service Class Shares
Inception (5/1/14)	– 0.23%
1.

The LVIP MM Global Equity Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Multi-Manager Global Equity Composite is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index , 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index[6].

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Market NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

6.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP Multi-Manager Global Equity RPM Fund–2

LVIP Multi-Manager Global Equity RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the tables reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$962.30	0.35%	$1.73
Service Class Shares	1,000.00	960.60	0.70%	3.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.44	0.35%	$1.79
Service Class Shares	1,000.00	1,021.68	0.70%	3.57

*“	Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Multi-Manager Global Equity RPM Fund–3

LVIP Multi-Manager Global Equity RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	38.40%
Equity Funds	20.92%
International Equity Funds	17.48%
Unaffiliated Investment Companies	61.38%
Equity Funds	41.50%
International Equity Funds	13.82%
Money Market Fund	6.06%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

LVIP Multi-Manager Global Equity RPM Fund–4

LVIP Multi-Manager Global Equity RPM Fund

Schedule of Investments

December 31, 2014

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–38.40%
Equity Funds–20.92%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	225,930	$3,310,093
LVIP SSgA Small-Cap Index Fund	37,028	999,384

		4,309,477

International Equity Funds–17.48%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	83,764	1,147,067
LVIP SSgA International Index Fund	283,644	2,455,510

		3,602,577

Total Affiliated Investment Companies (Cost $7,998,473)		7,912,054

UNAFFILIATED INVESTMENT COMPANIES–61.38%
Equity Funds–41.50%
American Century VP Mid Cap Value	19,863	394,088
**BlackRock Equity Dividend Fund	39,107	975,718
#Clearbridge Variable Appreciation Portfolio	33,043	1,171,050
Fidelity Variable Insurance Products—VIP Contrafund Portfolio	36,502	1,363,707
Fidelity® Variable Life Insurance Products–Fidelity® VIP Mid Cap Portfolio	10,348	389,909
Franklin Templeton Variable Insurance Products Trust– Templeton Growth Securities	77,577	1,152,024

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Franklin Templeton Variable Insurance Products Trust–Mutual Shares VIP Fund	50,838	$1,164,700
#Invesco V.I. Comstock Fund	50,782	972,988
#Invesco V.I. Core Equity Fund	23,603	967,978

		8,552,162

International Equity Funds–13.82%
**DFA International Core Equity Portfolio	146,939	1,719,184
iShares Core MSCI Emerging Markets ETF	24,001	1,128,767

		2,847,951

Money Market Fund–6.06%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	1,249,205	1,249,205

		1,249,205

Total Unaffiliated Investment Companies (Cost $12,739,578)		12,649,318

TOTAL VALUE OF SECURITIES–99.78% (Cost $20,738,051)	20,561,372
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.22%	46,168

NET ASSETS APPLICABLE TO 2,096,504 SHARES OUTSTANDING–100.00%	$20,607,540

#	Series I shares.

*	Standard Class shares.

**	Institutional Class shares.

Class 1 shares.

Initial Class.

LVIP Multi-Manager Global Equity RPM Fund–5

LVIP Multi-Manager Global Equity RPM Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1 British Pound Currency	$97,198	$97,313	3/17/15	$115
2 E-mini MSCI Emerging Markets Index	96,480	95,770	3/24/15	(710)
7 E-mini S&P 500 Index	730,305	718,340	3/24/15	(11,965)
1 Euro Currency	152,318	151,338	3/17/15	(980)
4 Euro STOXX 50 Index	154,152	151,643	3/24/15	(2,509)
1 FTSE 100 Index	102,926	101,646	3/24/15	(1,280)
1 Japanese Yen Currency	103,903	104,362	3/17/15	459

	$1,437,282			$(16,870)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity RPM Fund–6

LVIP Multi-Manager Global Equity RPM Fund

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in affiliated investment companies, at value	$7,912,054
Investments in unaffiliated investment companies, at value	12,649,318
Cash collateral, at value	66,565
Receivable for fund shares sold	7,014
Expense reimbursement from LIAC	5,575
Foreign currency collateral, at value	3,879
Dividends receivable from investment companies	11

TOTAL ASSETS	20,644,416

LIABILITIES:
Net unrealized depreciation on futures contracts	16,870
Due to manager and affiliates	8,935
Accrued expenses payable	7,812
Payable for investment companies purchased	3,007
Payable for fund shares redeemed	252

TOTAL LIABILITIES	36,876

TOTAL NET ASSETS	$20,607,540

Investments in affiliated investment companies, at cost	$7,998,473
Investments in unaffiliated investment companies, at cost	$12,739,578
Foreign currency collateral, at cost	$3,879

Standard Class:
Net Assets	$1,526,313
Shares Outstanding	155,285
Net Asset Value	$9.829

Service Class:
Net Assets	$19,081,227
Shares Outstanding	1,941,219
Net Asset Value	$9.830

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$21,031,957
Undistributed net investment income	1,956
Accumulated net realized loss on investments	(232,824)
Net unrealized depreciation of investments and derivatives	(193,549)

TOTAL NET ASSETS	$20,607,540

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity RPM Fund–7

LVIP Multi-Manager Global Equity RPM Fund

Statement of Operations

May 1, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends from affiliated investment companies	$147,061
Dividends from unaffiliated investment companies	151,348

298,409

EXPENSES:
Distribution fees-Service Class	37,464
Management fees	29,331
Accounting and administration expenses	23,866
Professional fees	21,061
Custodian fees	2,859
Reports and statements to shareholders	2,774
Pricing fees	177
Trustees’ fees and expenses	76
Consulting fees	16
Other	9

117,633
Less management fees waived	(6,133)
Less expenses reimbursed	(32,972)

Total operating expenses	78,528

NET INVESTMENT INCOME	219,881

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	47,104
Distributions from unaffiliated investment companies	118,823
Sale of investments in affiliated investment companies	19,173
Sale of investments in unaffiliated investment companies	(1,283)
Foreign currencies	(1,641)
Futures contracts	(335,547)

Net realized loss	(153,371)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(86,419)
Investments in unaffiliated investment companies	(90,260)
Futures contracts	(16,870)

Net change in unrealized appreciation (depreciation)	(193,549)

NET REALIZED AND UNREALIZED LOSS	(346,920)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(127,039)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity RPM Fund

Statement of Changes in Net Assets

5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$219,881
Net realized loss	(153,371)
Net change in unrealized appreciation (depreciation)	(193,549)

Net decrease in net assets resulting from operations	(127,039)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(24,571)
Service Class	(261,892)
Net realized gain:
Standard Class	(1,721)
Service Class	(21,564)

(309,748)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,532,717
Service Class	19,605,841
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	26,292
Service Class	283,456

21,448,306

Cost of shares redeemed:
Standard Class	(6,646)
Service Class	(397,333)

(403,979)

Increase in net assets derived from capital share transactions	21,044,327

NET INCREASE IN NET ASSETS	20,607,540
NET ASSETS:
Beginning of period	—

End of period	$20,607,540

Undistributed net investment income	$1,956

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity RPM Fund–8

LVIP Multi-Manager Global Equity RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Multi-Manager Global Equity RPM Fund
	Standard Class 5/1/14[1] to 12/31/14	Service Class 5/1/14[1] to 12/31/14

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.150	0.125
Net realized and unrealized loss	(0.149)	(0.147)

Total from investment operations	0.001	(0.022)

Less dividends and distributions from:
Net investment income	(0.161)	(0.137)
Net realized gain	(0.011)	(0.011)

Total dividends and distributions	(0.172)	(0.148)

Net asset value, end of period	$9.829	$9.830

Total return[3]	0.00%	(0.23% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,526	$19,081
Ratio of expenses to average net assets[4]	0.35%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.68%	1.03%
Ratio of net investment income to average net assets	2.19%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	1.51%
Portfolio turnover	9%	9%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity RPM Fund–9

LVIP Multi-Manager Global Equity RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Multi-Manager Global Equity RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a significant portion of its assets in investment companies, including exchange-traded funds (ETFs) and mutual funds that are advised by Lincoln Investment Advisors Corporation (LIAC) or non-affiliated managers (collectively, the Underlying Funds). The Fund is advised by LIAC. The Underlying Funds invest in U.S. and foreign stocks. In addition to investment companies, the Fund may invest in individual securities, such as money market securities, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The Fund values Underlying Funds that are open-end Funds at their published net asset value (NAV), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Multi-Manager Global Equity RPM Fund–10

LVIP Multi-Manager Global Equity RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2014* through December 31, 2014.

*	Date of commencement of operations.

2. Management Fees and Other Transactions with Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has voluntarily agreed to waive a portion of its advisory fee. This waiver can be modified or terminated at any time, without notice, with the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC. For the period May 1, 2014* through December 31, 2014, this waiver amounted to $6,133.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.35% of the average daily net assets for the Standard Class and 0.70% for the Service Class. This agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2014* through December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$345
Legal fees	100

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $687 for the period May 1, 2014* to December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$5,575
Management fees payable to LIAC	3,379
Distribution fees payable to LFD	5,556

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 98.28% of the Standard Class shares and 70.59% of the Service Class shares of the Fund.

*	Date of commencement of operations.

LVIP Multi-Manager Global Equity RPM Fund–11

LVIP Multi-Manager Global Equity RPM Fund

Notes to Financial Statements (continued)

3. Investments

For the period May 1, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$21,010,909
Sales	1,539,953

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$20,742,532

Aggregate unrealized appreciation	$479,998
Aggregate unrealized depreciation	(661,158)

Net unrealized appreciation (depreciation)	$(181,160)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$20,561,372

Futures Contracts	$(16,870)

There were no Level 3 investments at the end of the period.

During the period May 1, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

*	Date of commencement of operations.

LVIP Multi-Manager Global Equity RPM Fund–12

LVIP Multi-Manager Global Equity RPM Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2014* through December 31, 2014 was as follows:

5/1/14* to 12/31/14
Ordinary income	$299,908
Long-term capital gain	9,840

Total	$309,748

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$21,031,957
Undistributed ordinary income	1,956
Undistributed long-term capital gains	23,694
Qualified late year losses deferred	(86,082)
Other temporary differences	(182,825)
Unrealized appreciation (depreciation)	(181,160)

Net assets	$20,607,540

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, qualified late year losses and straddles.

Qualified late year ordinary and capital losses represent losses realized from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, distributions received from the Underlying Funds and disallowed expenses. Results of operations and net assets were not affected by these reclassifications.

For the period May 1, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Undistributed net investment income	$68,538
Accumulated net realized loss	(56,168)
Paid-in capital	(12,370)

*	Date of commencement of operations.

LVIP Multi-Manager Global Equity RPM Fund–13

LVIP Multi-Manager Global Equity RPM Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

5/1/14* to 12/31/14
Shares sold:
Standard Class	153,274
Service Class	1,951,858
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,656
Service Class	28,626

2,136,414

Shares redeemed:
Standard Class	(645)
Service Class	(39,265)

(39,910)

Net increase	2,096,504

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$ —	Net unrealized depreciation on futures contracts	$(16,464)
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	574	Net unrealized depreciation on futures contracts	(980)

Total		$574		$(17,444)

LVIP Multi-Manager Global Equity RPM Fund–14

LVIP Multi-Manager Global Equity RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the period May 1, 2014* through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(320,847)	$(16,464)
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(14,700)	(406)

Total		$(335,547)	$(16,870)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2014* through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$2,067,122	$626,601

At December 31, 2014, the Fund posted $66,565 cash and $3,879 foreign currencies as collateral for futures contracts.

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Subsequent Events

On January 26, 2015, the Fund’s Board had approved the proposal to change the Fund’s name from LVIP Multi-Manager Global Equity RPM Fund to LVIP Multi-Manger Global Equity Managed Volatility Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP Multi-Manager Global Equity RPM Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Multi-Manager Global Equity RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Multi-Manager Global Equity RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Multi-Manager Global Equity RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Multi-Manager Global Equity RPM Fund–16

LVIP Multi-Manager Global Equity RPM Fund

Other Fund Information (unaudited)

Tax Information

For the period May 1, 2014* through December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
3.18%	96.82%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

* Date of commencement of operations.

LVIP Multi-Manager Global Equity RPM Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Multi-Manager Global Equity RPM Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Multi-Manager Global Equity RPM Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Multi-Manager Global Equity RPM Fund–20

LVIP PIMCO Low Duration Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP PIMCO Low Duration Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP PIMCO Low Duration Bond Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.20% (Standard Class shares with distributions reinvested) since inception on May 1, 2014, while its benchmark, the Bank of America Merrill Lynch U.S. Treasuries 1-3 Year Index1, returned 0.35%.

Market volatility continued to fall at the end of the second quarter of 2014. The month of May saw positive performance across asset classes with rates rallying across the curve and equity indices showing positive gains.

Far from the typical summer lull, the third quarter of 2014 was marked by geopolitical tension and diverging markets. Most developed market government yields moved lower, while credit markets backed up. Given this improvement in the outlook for growth, the Federal Reserve policy rate projections increased modestly and the U.S. dollar surged more than 7.5% versus its major trading partners. Volatility increased amid growth concerns in China and Japan, uncertainty surrounding the Scottish independence referendum and flaring geopolitical tensions in Ukraine and the Middle East. Tensions over Ukraine pushed the U.S. and European Union to expand sanctions on Russia.

The final quarter of 2014 saw continued global growth divergence. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. Uneven growth and the sharp decline in oil prices, which was a defining event of the quarter, led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised. Core bonds in developed markets rallied over the quarter as weak growth and lower oil prices kept many central banks in easing mode.

The primary contributors to returns during the period were defensive exposures to the euro and the Japanese yen, as these currencies depreciated relative to the U.S. dollar amid continued divergence in central bank policies globally. Security selection in the mortgage sector, particularly within commercial mortgage-backed securities, was also positive for performance.

A defensive position to short dated interest rates in the U.K., implemented through the use of futures contracts, detracted from returns during the period as rates fell. Additionally, exposure to high yield corporates was negative for performance as spreads widened for these securities.

Jerome M. Schneider

PIMCO

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP PIMCO Low Duration Bond Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,020 for the Standard Class shares and to $10,004 for the Service Class shares. For comparison, look at how the Bank of America Merrill Lynch USD Treasuries 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,035. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
Inception (5/1/14)	+ 0.20%

Service Class Shares
Inception (5/1/14)	+ 0.04%

1	Bank of America Merrill Lynch USD Treasuries 1-3 Year Index is a subset of The BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.

LVIP PIMCO Low Duration Bond Fund–1

LVIP PIMCO Low Duration Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,002.00	0.53%	$2.67
Service Class Shares	1,000.00	1,000.70	0.78%	3.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.53	0.53%	$2.70
Service Class Shares	1,000.00	1,021.27	0.78%	3.97

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP PIMCO Low Duration Bond Fund–2

LVIP PIMCO Low Duration Bond Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Commercial Mortgage-Backed Securities	2.90%
Corporate Bonds	64.44%
Aerospace & Defense	0.70%
Air Freight & Logistics	0.15%
Airlines	0.83%
Auto Components	0.24%
Automobiles	1.92%
Building Products	0.45%
Capital Markets	1.97%
Commercial Banks	17.45%
Commercial Services & Supplies	0.45%
Construction & Engineering	0.79%
Consumer Finance	7.79%
Diversified Consumer Services	0.36%
Diversified Financial Services	2.21%
Diversified Telecommunication Services	6.00%
Electric Utilities	1.78%
Electronic Equipment, Instruments & Components	0.46%
Food Products	0.12%
Gas Utilities	0.92%
Health Care Equipment & Supplies	2.18%
Health Care Providers & Services	0.63%
Household Durables	0.05%
Insurance	0.46%
IT Services	0.30%
Media	2.07%
Metals & Mining	0.69%
Multi-Utilities	0.16%
Oil, Gas & Consumable Fuels	9.03%
Pharmaceuticals	1.09%
Road & Rail	0.36%
Semiconductors & Semiconductor Equipment	0.12%
Software	0.50%
Specialty Retail	0.55%
Tobacco	0.40%
Wireless Telecommunication Services	1.26%

Security Type/Sector	Percentage of Net Assets
Municipal Bonds	1.15%
Non-Agency Asset-Backed Securities	5.88%
Non-Agency Collateralized Mortgage Obligations	0.66%
Sovereign Bonds	1.31%
U.S. Treasury Obligations	30.45%
Preferred Stock	0.03%
Money Market Fund	0.24%
Short-Term Investments	1.92%
Total Value of Securities	108.98%
Liabilities Net of Receivables and Other Assets	(8.98%)
Total Net Assets	100.00%

LVIP PIMCO Low Duration Bond Fund–3

LVIP PIMCO Low Duration Bond Fund

Statement of Net Assets

December 31, 2014

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.90%
#•BAMLL Commercial Mortgage Securities Trust Series 2014-ICTS XCP 144A 0.83% 6/15/16	151,650,000	$2,168,595
•Banc of America Commercial Mortgage Trust Series 2006-4 A1A 5.617% 7/10/46	699,112	740,175
•COBALT Commercial Mortgage Trust Series 2007-C3 A1A 5.766% 5/15/46	2,595,777	2,793,355
#•Commercial Mortgage Pass Through Certificates Series 2014-KYO A 144A 1.059% 6/11/27	3,200,000	3,194,752
JPMorgan Chase Commercial Mortgage Securities Trust #Series 2002-CIB5 H 144A 5.50% 10/12/37	700,000	734,196
•Series 2006-CIB15 A1A 5.811% 6/12/43	4,336,655	4,559,134
Series 2012-C8 A1 0.705% 10/15/45	559,233	559,159
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 A1 0.916% 8/15/45	1,416,141	1,415,229
#Selkirk Series SLKN 3 A 144A 1.86% 12/20/41	5,803,362	5,759,837
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 A1 0.687% 10/15/45	1,061,330	1,059,136
WF-RBS Commercial Mortgage Trust Series 2012-C9 A1 0.673% 11/15/45	1,246,700	1,242,623

Total Commercial Mortgage-Backed Securities (Cost $24,515,002)		24,226,191

CORPORATE BONDS–64.44%
Aerospace & Defense–0.70%
Embraer Overseas 6.375% 1/24/17	1,500,000	1,617,750
Penerbangan Malaysia 5.625% 3/15/16	4,000,000	4,200,248

		5,817,998

Air Freight & Logistics–0.15%
#AWAS Aviation Capital 144A 7.00% 10/17/16	1,232,000	1,265,880

		1,265,880

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Airlines–0.83%
¿Delta Air Lines 2010-2 Class B Pass Through Trust 6.75% 11/23/15		3,250,000	$3,380,000
¿UAL 2009-1 Pass Through Trust 10.40% 11/1/16		3,190,283	3,554,933

			6,934,933

Auto Components–0.24%
Schaeffler Finance 7.75% 2/15/17	EUR	1,500,000	2,036,741

			2,036,741

Automobiles–1.92%
Hyundai Capital America #144A 1.45% 2/6/17		3,000,000	2,990,256
@1.625% 10/2/15		350,000	351,750
Hyundai Motor Manufacturing Czech Sro 4.50% 4/15/15		2,900,000	2,927,170
Kia Motors 3.625% 6/14/16		1,590,000	1,639,929
Nissan Motor Acceptance
#•144A 0.955% 9/26/16		4,800,000	4,829,774
#144A 1.95% 9/12/17		3,180,000	3,202,750
•PACCAR Financial 0.835% 12/6/18		100,000	100,674

			16,042,303

Building Products–0.45%
Lafarge
@6.20% 7/9/15		1,020,000	1,048,458
#144A 6.20% 7/9/15		470,000	483,113
Masco 6.125% 10/3/16		2,100,000	2,237,550

			3,769,121

Capital Markets–1.97%
Export-Import Bank of Korea 1.25% 11/20/15		1,300,000	1,302,880
Industrial Bank of Korea 2.375% 7/17/17		2,250,000	2,284,515
4.375% 8/4/15		1,150,000	1,174,680
Korea Development Bank
•0.857% 1/22/17		4,000,000	4,010,536
3.875% 5/4/17		2,000,000	2,096,980
4.00% 9/9/16		1,285,000	1,342,986
Korea Finance 2.25% 8/7/17		2,200,000	2,228,006
Malaysia Sukuk Global B 0.00% 6/4/15		2,000,000	2,024,592

			16,465,175

Commercial Banks–17.45%
Abbey National Treasury Services 2.35% 9/10/19		2,100,000	2,095,235
•Banco Bilbao Vizcaya Argentaria 0.981% 10/23/15		4,700,000	4,695,638

LVIP PIMCO Low Duration Bond Fund–4

LVIP PIMCO Low Duration Bond Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
#Banco Bradesco 144A 4.50% 1/12/17		2,000,000	$2,075,000
#Banco Continental via Continental Senior Trustees II 144A 5.75% 1/18/17		2,000,000	2,120,000
#Banco del Estado de Chile 144A 2.00% 11/9/17		5,000,000	5,011,415
#Banco Nacional de Desenvol-vimento Economico e Social 144A 3.375% 9/26/16		700,000	704,130
#Banco Santander Brasil 144A 4.25% 1/14/16		1,200,000	1,222,800
#•Banco Santander Chile 144A 1.831% 1/19/16		1,000,000	1,005,000
Bank of America
•0.843% 8/25/17		1,000,000	999,573
5.30% 3/15/17		4,300,000	4,621,318
#•@Banque Federative du Credit Mutuel 144A 1.081% 1/20/17		3,000,000	3,022,146
BBVA Bancomer 4.50% 3/10/16		2,950,000	3,053,250
#144A 4.50% 3/10/16		200,000	207,000
BPCE
•0.802% 11/18/16		1,500,000	1,501,743
•0.873% 6/17/17		3,250,000	3,257,322
•1.357% 3/6/17	GBP	2,500,000	3,921,978
CIT Group 4.25% 8/15/17		5,200,000	5,317,000
#144A 4.75% 2/15/15		1,450,000	1,452,446
#•@Credit Agricole 144A 1.031% 4/15/19		1,100,000	1,109,611
•DBS Bank 0.84% 7/15/21		6,700,000	6,649,750
@Depfa ACS Bank 5.75% 3/28/17		1,100,000	1,207,578
Eksportfinans
2.00% 9/15/15		3,000,000	3,007,260
2.375% 5/25/16		5,000,000	5,024,200
5.50% 6/26/17		100,000	106,936
•Goldman Sachs Group 0.697% 3/22/16		5,000,000	4,990,355
Hana Bank
•1.357% 11/9/16		750,000	756,443
1.375% 2/5/16		4,200,000	4,205,733
3.50% 10/25/17		3,300,000	3,436,686
4.50% 10/30/15		2,117,000	2,175,978
•HBOS 0.935% 9/6/17		3,000,000	2,994,297
Intesa Sanpaolo SpA 3.125% 1/15/16		1,500,000	1,524,092
#144A 3.625% 8/12/15		6,000,000	6,081,942
Itau Unibanco 1.19% 6/26/15		3,000,000	3,000,063
JPMorgan Chase 4.10% 5/17/18	AUD	1,480,000	1,236,234
Korea Exchange Bank 1.75% 9/27/15		200,000	201,129

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Macquarie Bank
#•144A 1.045% 3/24/17	5,000,000	$5,024,445
#144A 1.65% 3/24/17	3,795,000	3,810,157
#@144A 5.00% 2/22/17	50,000	53,357
Mizuho Bank
•0.659% 4/16/17	1,100,000	1,101,111
#•@144A 0.659% 4/16/17	2,700,000	2,702,727
QNB Finance 3.125% 11/16/15	3,000,000	3,059,550
Regions Bank 7.50% 5/15/18	1,000,000	1,162,651
Royal Bank of Scotland Group
2.55% 9/18/15	5,000,000	5,050,935
5.05% 1/8/15	274,000	274,055
#Sberbank of Russia Via SB Capital 144A 4.95% 2/7/17	2,400,000	2,249,400
Shinhan Bank
•0.904% 4/8/17	2,000,000	2,006,034
#•144A 0.904% 4/8/17	1,000,000	1,003,017
#@Standard Chartered 144A
2.40% 9/8/19	6,000,000	5,978,250
Standard Chartered Bank Hong Kong 5.875% 6/24/20	100,000	111,393
#Swedbank Hypotek 144A 2.95% 3/28/16	2,600,000	2,667,748
•UBS 0.873% 8/14/19	2,500,000	2,510,665
US Bank
•0.713% 10/28/19	5,000,000	5,017,675
•3.778% 4/29/20	1,250,000	1,261,319
•Wells Fargo 0.641% 9/14/18	7,000,000	6,932,366
Woori Bank 7.00% 2/2/15	50,000	50,230

		146,018,366

Commercial Services & Supplies–0.45%
#Asciano Finance 144A 5.00% 4/7/18	3,000,000	3,227,610
#@Penske Truck Leasing 144A 3.125% 5/11/15	500,000	504,094

		3,731,704

Construction & Engineering–0.79%
•Cheung Kong Infrastructure Finance BVI 0.947% 6/20/17	3,500,000	3,491,646
#Korea Land & Housing 144A 1.875% 8/2/17	1,000,000	997,593
Toll Brothers Finance 8.91% 10/15/17	1,800,000	2,097,000

		6,586,239

Consumer Finance–7.79%
#AerCap Ireland Capital 144A 2.75% 5/15/17	4,400,000	4,317,500
Ally Financial 2.75% 1/30/17	200,000	199,876

LVIP PIMCO Low Duration Bond Fund–5

LVIP PIMCO Low Duration Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
3.50% 7/18/16	2,000,000	$2,027,500
4.625% 6/26/15	1,050,000	1,059,187
5.50% 2/15/17	4,000,000	4,210,000
8.30% 2/12/15	800,000	805,000
American Express Credit
1.55% 9/22/17	3,000,000	3,007,857
•@BMW US Capital 0.574% 6/2/17	200,000	200,000
•Ford Motor Credit 1.07% 3/12/19	10,200,000	10,151,887
General Motors Financial
2.625% 7/10/17	400,000	401,977
2.75% 5/15/16	2,600,000	2,647,125
3.00% 9/25/17	3,700,000	3,746,361
International Lease Finance
4.875% 4/1/15	300,000	302,738
5.75% 5/15/16	2,400,000	2,494,500
8.625% 9/15/15	1,300,000	1,358,500
8.75% 3/15/17	1,800,000	1,998,000
LeasePlan
#144A 2.50% 5/16/18	1,700,000	1,702,093
#@144A 3.00% 10/23/17	6,000,000	6,149,574
Navient
6.00% 1/25/17	300,000	315,000
6.25% 1/25/16	7,800,000	8,131,500
RCI Banque
4.60% 4/12/16	760,000	789,952
#144A 4.60% 4/12/16	3,943,000	4,098,394
Synchrony Financial 1.875% 8/15/17	2,000,000	2,005,116
#•Volkswagen Group of America Finance 144A 0.603% 5/23/17	3,100,000	3,092,901

		65,212,538

Diversified Consumer Services–0.36%
Hutchison Whampoa International 4.625% 9/11/15	100,000	102,587
#144A 4.625% 9/11/15	2,800,000	2,872,444

		2,975,031

Diversified Financial Services–2.21%
Amsouth Bank 5.20% 4/1/15	3,500,000	3,535,213
#Denali Borrower 144A 5.625% 10/15/20	700,000	730,100
Hyundai Capital Services
•1.043% 3/18/17	3,000,000	2,995,611
#•144A 1.043% 3/18/17	1,135,000	1,133,340
•JPMorgan Chase Bank 0.571% 6/13/16	4,800,000	4,781,366
#•@Piper Jaffray 144A 4.755% 11/30/15	3,200,000	3,219,078

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
PTTEP Australia International Finance 4.152% 7/19/15		2,100,000	$2,129,459

			18,524,167

Diversified Telecommunication Services–6.00%
AT&T
•0.677% 3/30/17		8,500,000	8,500,943
•0.909% 3/11/19		750,000	755,689
KT 3.875% 1/20/17		6,000,000	6,246,660
#Ooredoo International Finance 144A 3.375% 10/14/16		3,000,000	3,085,860
Orange 5.00% 5/12/16	GBP	1,700,000	2,786,727
Telecom Italia Capital
5.25% 10/1/15		6,000,000	6,142,500
Telefonica Emisiones
3.729% 4/27/15		2,975,000	3,001,460
3.992% 2/16/16		1,560,000	1,604,886
4.949% 1/ 15/15		3,500,000	3,503,311
Verizon Communications
•1.013% 6/17/19		4,390,000	4,417,530
•1.991% 9/14/18		7,400,000	7,704,762
2.50% 9/15/16		2,400,000	2,454,238

			50,204,566

Electric Utilities–1.78%
Enel SpA 4.875% 2/20/18	EUR	100,000	136,143
FirstEnergy 2.75% 3/15/18		2,950,000	2,975,060
#@Kentucky Power 144A 6.00% 9/15/17		3,700,000	4,095,741
#Korea East-West Power 144A 2.50% 7/16/17		1,000,000	1,016,170
Korea Hydro & Nuclear Power
#144A 2.875% 10/2/18		1,750,000	1,786,979
#144A 3.125% 9/16/15		1,800,000	1,828,125
Korea Western Power
3.125% 5/10/17		2,800,000	2,883,252
#144A 3.125% 5/10/17		200,000	205,947

			14,927,417

Electronic Equipment, Instruments & Components–0.46%
Thermo Fisher Scientific 3.30% 2/15/22		3,800,000	3,812,274

			3,812,274

Food Products–0.12%
Tyson Foods 2.65% 8/15/19		1,000,000	1,010,182

			1,010,182

Gas Utilities–0.92%
#Korea Gas 144A 2.25% 7/25/17		1,200,000	1,213,620
Sabine Pass LNG 7.50% 11/30/16		6,200,000	6,479,000

			7,692,620

LVIP PIMCO Low Duration Bond Fund–6

LVIP PIMCO Low Duration Bond

Fund Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies–2.18%
Becton Dickinson
•0.691% 6/15/16	7,500,000	$7,504,485
2.675% 12/15/19	1,000,000	1,014,319
Boston Scientific 2.65% 10/1/18	3,500,000	3,507,217
Covidien International Finance 1.35% 5/29/15	3,000,000	3,009,300
#Medtronic 144A 2.50% 3/15/20	3,200,000	3,212,282

		18,247,603

Health Care Providers & Services–0.63%
Humana 2.625% 10/1/19	1,000,000	1,001,033
McKesson 0.95% 12/4/15	3,000,000	3,007,764
#Universal Health Services 144A 3.75% 8/1/19	1,300,000	1,301,625

		5,310,422

Household Durables–0.05%
Whirlpool 1.65% 11/1/17	400,000	398,946

		398,946

Insurance–0.46%
#Stone Street Trust 144A 5.902% 12/15/15	1,000,000	1,041,202
#@TIAA Asset Management Finance 144A 2.95% 11/1/19	2,800,000	2,808,551

		3,849,753

IT Services–0.30%
Affiliated Computer Services 5.20% 6/1/15	2,500,000	2,542,965

		2,542,965

Media–2.07%
#@British Sky Broadcasting Group 144A 2.625% 9/16/19	1,000,000	1,001,470
#@BSKYB Finance 144A 5.625% 10/15/15	5,000,000	5,189,365
Cox Communications
5.50% 10/1/15	800,000	827,229
#144A 5.875% 12/1/16	1,100,000	1,189,554
7.25% 11/15/15	1,000,000	1,052,820
DISH DBS 7.125% 2/1/16	7,650,000	8,061,188

		17,321,626

Metals & Mining–0.69%
Freeport-McMoRan
2.30% 11/14/17	2,600,000	2,604,911
Glencore Canada 5.375% 6/1/15	3,100,000	3,152,768

		5,757,679

Multi-Utilities–0.16%
Dominion Gas Holdings 2.50% 12/15/19	1,000,000	1,003,641

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
DTE Energy 2.40% 12/1/19	300,000	$300,395

		1,304,036

Oil, Gas & Consumable Fuels–9.03%
•BG Energy Capital 6.50% 11/30/72	4,200,000	4,509,338
•BP Capital Markets 0.652% 11/7/16	8,000,000	8,004,992
•Canadian Natural Resources 0.632% 3/30/16	3,150,000	3,145,354
#@Enable Midstream Partners 144A 2.40% 5/15/19	700,000	681,519
#ENI Finance USA 144A 0.55% 10/26/15	7,000,000	6,999,895
Enterprise Products Operating 1.25% 8/13/15	5,178,000	5,192,462
#@Georgia-Pacific 144A
2.539% 11/15/19	2,400,000	2,401,896
#IPIC GMTN 144A 3.75% 3/1/17	2,000,000	2,092,500
KazMunayGas National
11.75% 1/23/15	2,500,000	2,508,250
#144A 11.75% 1/23/15	1,900,000	1,906,270
Kinder Morgan
3.05% 12/1/19	700,000	695,220
4.30% 6/1/25	200,000	200,510
Kinder Morgan Energy Partners 6.00% 2/1/17	2,500,000	2,701,908
#Kinder Morgan Finance 144A 6.00% 1/15/18	1,800,000	1,959,840
Korea National Oil
#144A 2.875% 11/9/15	1,000,000	1,015,303
3.125% 4/3/17	2,250,000	2,311,157
#144A 3.125% 4/3/17	1,500,000	1,540,772
4.00% 10/27/16	3,650,000	3,812,973
Petrobras Global Finance
•1.852% 5/20/16	2,900,000	2,755,000
•2.603% 3/17/17	3,900,000	3,609,840
3.25% 3/17/17	400,000	378,000
Petrobras International Finance 2.875% 2/6/15	500,000	497,997
Petroleos Mexicanos 5.75% 3/1/18	1,000,000	1,082,500
Pioneer Natural Resources 6.875% 5/1/18	800,000	896,211
Plains All American Pipeline 2.60% 12/15/19	2,300,000	2,286,646
#Rockies Express Pipeline 144A 3.90% 4/15/15	2,050,000	2,044,875
Sinopec Group Overseas Development 2014
#•144A 1.009% 4/10/17	6,500,000	6,512,337
1.149% 4/10/19	200,000	200,373

LVIP PIMCO Low Duration Bond Fund–7

LVIP PIMCO Low Duration Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Southwestern Energy 7.50% 2/1/18	1,000,000	$1,127,309
Tennessee Gas Pipeline 7.50% 4/1/17	2,212,000	2,472,622

		75,543,869

Pharmaceuticals–1.09%
AbbVie 1.75% 11/6/17	3,000,000	3,008,589
Actavis 1.875% 10/1/17	3,290,000	3,279,423
Express Scripts Holding 2.25% 6/15/19	60,000	59,420
#Forest Laboratories 144A 4.375% 2/1/19	1,400,000	1,480,297
Mylan
1.80% 6/24/16	300,000	301,918
2.60% 6/24/18	1,000,000	1,013,902

		9,143,549

Road & Rail–0.36%
•Kansas City Southern de Mexico de CV 0.933% 10/28/16	3,000,000	3,004,548

		3,004,548

Semiconductors & Semiconductor Equipment–0.12%
KLA-Tencor 3.375% 11/1/19	1,000,000	1,019,941

		1,019,941

Software–0.50%
Symantec
2.75% 9/15/15	1,000,000	1,012,452
2.75% 6/15/17	3,100,000	3,147,504

		4,159,956

Specialty Retail–0.55%
•Lowe’s 0.658% 9/10/19	1,000,000	1,002,952
Walgreens Boots Alliance
•0.682% 5/18/16	600,000	600,186
1.75% 11/17/17	3,000,000	3,009,519

		4,612,657

Tobacco–0.40%
Altria Group 4.125% 9/11/15	2,900,000	2,966,422
Philip Morris International 3.25% 11/10/24	400,000	401,033

		3,367,455

Wireless Telecommunication Services–1.26%
•America Movil 1.241% 9/12/16	1,660,000	1,672,571
Sprint Communications 6.00% 12/1/16	1,000,000	1,047,900

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
8.375% 8/15/17		4,800,000	$5,196,000
9.125% 3/1/17		2,400,000	2,645,880

			10,562,351

Total Corporate Bonds (Cost $542,054,660)			539,174,611

MUNICIPAL BONDS–1.15%
Educational Enhancement Funding Series A 1.906% 6/1/17		3,300,000	3,287,361
Energy Northwest 1.793% 7/1/18		300,000	303,927
Louisville Regional Airport Authority Series C 0.769% 7/1/16		3,000,000	3,003,180
•State of Texas Series C-2 0.556% 6/1/19		3,000,000	3,013,440

Total Municipal Bonds (Cost $9,616,290)			9,607,908

NON-AGENCY ASSET-BACKED SECURITIES–5.88%
Accredited Mortgage Loan Trust
•Series 2004-3 2A2 1.37% 10/25/34		30,533	30,480
•Series 2005-3 A1 0.40% 9/25/35		582,097	579,890
#•ALM IV Series 2011-4A A 144A 1.468% 7/18/22		2,407,677	2,400,189
•Ameriquest Mortgage Securities Trust Series 2006-R2 A2B 0.35% 4/25/36		544,914	541,407
•Amortizing Residential Collateral Trust Series 2004-1 A5 1.17% 10/25/34		125,306	123,625
•Avoca Series V-X A1B 0.526% 8/3/22	EUR	418,457	501,356
•Bear Stearns Asset-Backed Securities I Trust Series 2004-BO1 M4 1.37% 10/25/34		1,046,000	1,040,471
•Bear Stearns Asset-Backed Securities Trust Series 2003-2 A3 1.67% 3/25/43		114,847	112,374
California Republic Auto Receivables Trust Series 2014-4 A2 0.77% 9/15/17		5,000,000	4,999,085
#•COA Summit CLO Series 2014-1A A1 144A 1.581% 4/20/23		2,200,000	2,193,180
#Dell Equipment Finance Trust Series 2014-1 A2 144A 0.64% 7/22/16		1,500,000	1,499,753

LVIP PIMCO Low Duration Bond Fund–8

LVIP PIMCO Low Duration Bond Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•@Drug Royalty II Series 2014-1 A1 144A 3.081% 7/15/23		285,206	$286,859
#•Dryden Senior Loan Fund Series 2011-22A A1R 144A 1.401% 1/15/22		2,000,000	2,001,400
#@Eagle I Series 2014-1A A1 144A 2.57% 12/15/39		1,000,000	998,800
#Exeter Automobile Receivables Trust Series 2014-2A A 144A 1.06% 8/15/18		35,728	35,671
#•Galaxy XI Series 2011-11A A 144A 1.522% 8/20/22		2,500,000	2,488,500
•Gresham Capital Series 2006-1 B 0.587% 3/23/26	EUR	1,246,953	1,506,567
•GSAA Home Equity Trust Series 2004-11 2A2 0.81% 12/25/34		169,660	166,630
#•Hewett’s Island Series 2006-5A C 144A 0.935% 12/5/18		500,000	491,550
#•Highbridge Loan Management Series 2012-1AR A1R 144A 1.497% 9/20/22		5,000,000	4,992,450
•JPMorgan Mortgage Acquisition Series 2005-OPT2 A3 0.41% 12/25/35		57,838	57,817
•Jubilee CDO Series IV-X B1 0.932% 10/15/19	EUR	1,383,146	1,658,779
#•Madison Park Funding Series 2011-7A A 144A 1.491% 6/15/22		981,915	977,653
#•Navient Student Loan Trust Series 2014-CTA A 144A 0.861% 9/16/24		1,244,583	1,244,802
#•Ocean Trails Series 2006-1A A1 144A 0.48% 10/12/20		1,763,823	1,752,358
•Option One Mortgage Loan Trust Series 2005-5 A3 0.38% 12/25/35		1,445,192	1,435,557
Santander Drive Auto Receivables Trust Series 2014-1 A2A 0.66% 6/15/17		58,258	58,280
Securitized Asset-Backed Receivables Trust Series 2006-OP1 0.525% 10/25/35		5,000,000	4,760,315
•Skellig Rock Series 2006-1X A1 0.401% 11/30/22	EUR	576,501	694,246
•Soundview Home Loan Trust Series 2005-OPT1 1A1 0.36% 6/25/35		162,115	161,690
•Specialty Underwriting & Residential Finance Trust Series 2005-AB1 M1 0.60% 3/25/36		521,456	511,453

	Principal Amount°		Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Strawinsky I Series 2007-1X A2 0.644% 8/10/24	EUR	551,454	$666,506
#•Symphony Series 2012-8AR AR 144A 1.335% 1/9/23		6,500,000	6,498,700
#•Trimaran Series 2006-2A A1L 144A 0.482% 11/1/18		21,394	21,355
•Wood Street CLO Series I B 0.561% 11/22/21	EUR	1,500,000	1,752,455

Total Non-Agency Asset-Backed Securities (Cost $49,678,738)			49,242,203

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.66%
#•BCAP Trust Series 2009-RR4 9A1 144A 2.393% 10/26/35		188,005	189,680
Bear Stearns ARM Trust
•Series 2003-1 5A1 2.228% 4/25/33		96,415	96,278
•Series 2005-5 A1 2.19% 8/25/35		1,150,641	1,162,949
•Credit Suisse First Boston Mortgage Securities Series 2003-AR18 2A3 2.248% 7/25/33		20,921	20,749
•Granite Mortgages Series 2004-3 2A1 0.527% 9/20/44		280,932	279,640
•GSR Mortgage Loan Trust Series 2005-5F 8A1 0.67% 6/25/35		1,157,326	1,118,737
Merrill Lynch Mortgage Investors Trust •Series 2003-A3 1A 2.196% 5/25/33		9,522	9,212
•Series 2005-2 1A 1.582% 10/25/35		70,492	68,410
•New York Mortgage Trust Series 2005-3 A1 0.41% 2/25/36		1,822,196	1,678,306
•Prime Mortgage Trust Series 2004-CL1 2A2 0.57% 2/25/19		353	347
•Sequoia Mortgage Trust Series 2004-6 A1 1.883% 7/20/34		19,071	18,722
•Structured Adjustable Rate Mortgage Loan Trust Series 2004-6 3A2 2.394% 6/25/34		261,004	265,484
•Structured Asset Mortgage Investments II Trust Series 2005-AR5 A3 0.414% 7/19/35		675,476	647,413

Total Non-Agency Collateralized Mortgage Obligations (Cost $5,525,691)			5,555,927

LVIP PIMCO Low Duration Bond Fund–9

LVIP PIMCO Low Duration Bond Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS–1.31%
Brazil–0.68%
≠Brazil Letras do Tesouro Nacional 0.501% 1/1/16	BRL	17,100,000	$5,697,218

			5,697,218

Japan–0.06%
Japan Bank for International Cooperation 2.25% 7/13/16		500,000	511,285

			511,285

Slovenia–0.57%
Slovenia Government International Bond
#144A 4.70% 11/1/16	EUR	3,400,000	4,407,712
4.75% 5/10/18		300,000	321,750

			4,729,462

Total Sovereign Bonds (Cost $12,179,051)			10,937,965

U.S. TREASURY OBLIGATIONS–30.45%
U.S. Treasury Inflation Index Note 0.625% 7/15/21		18,856,934	19,117,688
U.S. Treasury Notes
×0.625% 12/31/16		225,700,000	225,417,875
¥1.50% 5/31/19		5,200,000	5,187,406
¥2.00% 8/31/21		5,000,000	5,015,625

Total U.S. Treasury Obligations (Cost $254,459,707)			254,738,594

	Number of Shares

PREFERRED STOCK–0.03%
•Citigroup Capital XIII 7.875%	8,500	$225,930

Total Preferred Stock (Cost $229,075)		225,930

MONEY MARKET FUND–0.24%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	2,049,516	2,049,516

Total Money Market Fund (Cost $2,049,516)		2,049,516

	Principal Amount°

SHORT-TERM INVESTMENTS–1.92%
Certificates of Deposit–0.75%
Banco de Brasil New York 1.21% 6/29/15	3,100,000	3,100,570
Kookmin Bank New York 0.75% 7/15/15	3,200,000	3,202,880

		6,303,450

Discounted Commercial Paper–1.17%
Tesco Treasury Services
≠0.96% 8/18/15	5,100,000	5,010,190
≠1.01% 8/17/15	1,800,000	1,768,448
≠Vodafone Group
0.60% 6/29/15	3,000,000	2,993,700

		9,772,338

Total Short-Term Investments (Cost $16,148,830)		16,075,788

TOTAL VALUE OF SECURITIES–108.98% (Cost $916,456,560)	911,834,633
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(8.98%)	(75,137,503)

NET ASSETS APPLICABLE TO 84,179,782 SHARES OUTSTANDING–100.00%	$836,697,130

NET ASSET VALUE–LVIP PIMCO LOW DURATION BOND FUND STANDARD CLASS ($779,587,033 / 78,435,161 Shares)	$9.939

NET ASSET VALUE–LVIP PIMCO LOW DURATION BOND FUND SERVICE CLASS ($57,110,097 / 5,744,621 Shares)	$9.941

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$844,025,726
Distributions in excess of net investment income	(706,451)
Accumulated net realized loss on investments	(1,916,440)
Net unrealized depreciation of investments, foreign currencies and derivatives	(4,705,705)

Total net assets	$836,697,130

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $194,267,072, which represents 23.22% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin.

LVIP PIMCO Low Duration Bond Fund–10

LVIP PIMCO Low Duration Bond Fund

Statement of Net Assets (continued)

•	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

«

Includes $1,035,720 cash and $1,222,865 foreign currencies pledged as collateral for futures contracts, $82,796,375 reverse repurchase agreements, $15,655,061 payable for securities purchased and $10,158 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $43,010,824, which represents 5.14% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

×	Fully or partially pledged as collateral for reverse repurchase agreements.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

The following foreign currency exchange contracts, futures contracts, reverse repurchase agreements and swap contracts were outstanding at December 31, 2014:

Foreign Currency Exchange Contracts1

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNP	AUD	(1,512,000)	USD	1,287,442	1/5/15	$53,359
BNP	BRL	(17,100,000)	USD	6,611,789	1/5/16	809,907
BNP	EUR	(11,305,000)	USD	14,132,661	2/19/15	446,400
BNP	GBP	(4,814,000)	USD	7,539,465	2/3/15	39,363

						$1,349,029

Futures Contracts1

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1,318	90 Day Euro Future	$328,079,860	$328,066,675	6/16/15	$(13,185)
665	90 Day Euro Future	164,754,388	164,728,812	12/15/15	(25,576)
(875)	90Day Euro$	(213,180,535)	(213,335,938)	3/20/18	(155,403)
(1,927)	90Day Sterling	(369,506,985)	(370,837,501)	9/22/16	(1,330,516)
1,088	U.S. Treasury 2 yr Notes	237,593,588	237,830,000	4/1/15	236,412

		$147,740,316			$(1,288,268)

Reverse Repurchase Agreements2

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
JPMC – U.S. Treasury	0.18%	12/31/14	1/7/15	$(82,796,375)	$(82,796,789)

LVIP PIMCO Low Duration Bond Fund–11

LVIP PIMCO Low Duration Bond Fund

Statement of Net Assets (continued)

Swap Contracts1

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[3]		Annual Protection Payments (Receipts)	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Sold/Moody’s Rating:
BNP	Domtar/Baa3		50,000	1.00%	6/20/19	$337
BNP	Wendel/Baa3	EUR	1,000,000	5.00%	9/20/19	(10,488)
MSC	Domtar/Baa3		10,000	1.00%	6/20/19	67
MSC	Domtar/Baa3		5,200,000	1.00%	9/20/19	88,084

						$78,000

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value[3]	Fixed Interest Rate Paid	Floating Interest Rate Received	Termination Date	Unrealized Appreciation (Depreciation)
BNP – CME 2 yr Interest Rate Swap	207,600,000	0.685%	0.130%	12/22/16	$(187,639)

The use of foreign currency exchange contracts, futures contracts, reverse repurchase agreements and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts, notional values and reverse repurchase agreements presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

2See Note 1 in “Notes to financial statements.”

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:

AUD–Australian Dollar

BNP–Banque Paribas

BRL–Brazilian Real

CDS–Credit Default Swap

CME–Chicago Mercantile Exchange Inc.

EUR–Euro

GBP–British Pound Sterling

JPMC–JPMorgan Chase

MSC–Morgan Stanley Capital

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–12

LVIP PIMCO Low Duration Bond Fund

Statement of Operations

May 1, 2014* to December 31, 2014

INVESTMENT INCOME:
Interest	$4,675,800
Dividends	9,363

4,685,163

EXPENSES:
Management fees	1,556,170
Accounting and administration expenses	70,395
Professional fees	66,505
Interest expenses	64,593
Distribution fees-Service Class	42,045
Custodian fees	22,082
Pricing fees	12,195
Reports and statements to shareholders	3,853
Trustees’ fees and expenses	1,835
Consulting fees	529
Other	31

1,840,233
Less expenses reimbursed	(4,051)

Total operating expenses	1,836,182

NET INVESTMENT INCOME	2,848,981

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,258
Foreign currencies	(123,876)
Foreign currency exchange contracts	1,952,051
Futures contracts	(732,133)
Swap contracts	28,571

Net realized gain	1,145,871

Net change in unrealized appreciation (depreciation) of:
Investments	(4,621,927)
Foreign currencies	(12,452)
Foreign currency exchange contracts	1,349,029
Futures contracts	(1,288,268)
Swap contracts	(132,087)

Net change in unrealized appreciation (depreciation)	(4,705,705)

NET REALIZED AND UNREALIZED LOSS	(3,559,834)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(710,853)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund Statement of Changes in Net Assets

5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,848,981
Net realized gain	1,145,871
Net change in unrealized appreciation (depreciation)	(4,705,705)

Net decrease in net assets resulting from operations	(710,853)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,158,583)
Service Class	(258,384)
Net realized gain:
Standard Class	(1,127,684)
Service Class	(77,065)

(6,621,716)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	785,795,931
Service Class	77,206,096
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,286,267
Service Class	335,449

869,623,743

Cost of shares redeemed:
Standard Class	(5,607,336)
Service Class	(19,986,708)

(25,594,044)

Increase in net assets derived from capital share transactions	844,029,699

NET INCREASE IN NET ASSETS	836,697,130
NET ASSETS:
Beginning of period	—

End of period	$836,697,130

Distributions in excess of net investment income	$(706,451)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–13

LVIP PIMCO Low Duration Bond Fund

Statement of Cash Flows

May 1, 2014* to December 31, 2014

Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(710,853)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/ (used) by operating activities:
Proceeds from sales and paydowns of long-term investments	6,320,361,363
Purchase of long-term investments	(7,178,462,295)
Net purchase of short-term securities	(61,720,921)
Net amortization of premium/(discount) on investments	3,386,551
Net realized gain on sales of investments	(21,258)
Net change in unrealized appreciation (depreciation) on investments	4,621,927
Net change in unrealized appreciation (depreciation) on swap contracts	132,087
Net change in unrealized appreciation (depreciation) on futures contracts	1,288,268
Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	(1,349,029)
Dividends and interest receivable	(4,734,846)
Receivable for securities sold	(15,680,698)
Net amortization of premium/(discount) on swap contracts	15,816
Premiums paid for swap contracts	(490,236)
Premiums received for swap contracts	166,816
Foreign currencies pledged as collateral for open futures contracts	(1,222,865)
Cash received as collateral for certain open derivatives	1,650,000
Cash pledged as collateral for open futures contracts	(1,035,720)
Variation margin payble on interest rate swap contracts	126,321
Payable for securities purchased	15,655,061
Swaps interest payable	6,415
Due to manager and affiliates	351,713
Other accrued expenses	38,580
Interest expense payable	414

Cash provided by (used for) operating activities	(917,627,389)

Cash provided by (used for) financing activities:
Reverse repurchase agreements	82,796,375
Proceeds from shares sold, net of amounts receivable	861,352,720
Shares redeemed, net of amounts payable	(25,583,886)

Cash provided by (used for) financing activities	918,565,209

Net increase (decrease) in cash	937,820

Cash and foreign currencies at beginning of period	—

Cash and foreign currencies at end of period	$937,820

Cash paid during the period for interest expenses	64,179

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $6,621,716.

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–14

LVIP PIMCO Low Duration Bond Fund

Financial Highlights

Select data for each share of the Fund outstanding throughout the period was as follows:

	LVIP PIMCO Low Duration Bond Fund
	Standard Class 5/1/14[1] to 12/31/14	Service Class 5/1/14[1] to 12/31/14

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.062	0.045
Net realized and unrealized loss	(0.042)	(0.040)

Total from investment operations	0.020	0.005

Less dividends and distributions from:
Net investment income	(0.066)	(0.049)
Net realized gain	(0.015)	(0.015)

Total dividends and distributions	(0.081)	(0.064)

Net asset value, end of period	$9.939	$9.941

Total return[3]	0.20%	0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$779,587	$57,110
Ratio of expenses to average net assets[4]	0.57%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.82%
Ratio of net investment income to average net assets[5]	0.92%	0.67%
Ratio of net investment income to average net assets prior to expenseswaived/reimbursed[5]	0.92%	0.67%
Portfolio turnover	1,173%	1,173%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

The ratio of expenses to average net assets excluding interest expense for the period May 1, 2014 through December 31, 2014 was 0.55% for the Standard Class shares and 0.80% for the Service Class shares.

[5]

The ratio of net investment income to average net assets excluding interest expense for the period May 1, 2014 through December 31, 2014 was 0.94% for the Standard Class shares and 0.69% for the Service Class shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–15

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP PIMCO Low Duration Bond Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense, and penalties in other expenses on the Statement of Operations. During the period May 1, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At December 31, 2014, the Fund held no investments in repurchase agreements.

LVIP PIMCO Low Duration Bond Fund–16

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or Net Asset Value (NAV) will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the period May 1, 2014* through December 31, 2014, the Fund had average reverse repurchase agreements of $60,648,327, for which it paid interest at an average rate of 0.07%. At December 31, 2014, the Fund posted $82,796,375 in securities as collateral for reverse repurchase agreeements.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2014* through December 31, 2014.

* Date of commencement of operations.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.50% of the average daily net assets of the Fund.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.60% of the Fund’s average daily net assets for the Standard Class and 0.85% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pacific Investment Management Company (PIMCO) (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2014* through December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$9,297
Legal fees	2,728

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP PIMCO Low Duration Bond Fund–17

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2014, the Fund had receivables due from or liabilities payable to affiliates as follows:

Management fees payable to LIAC	$340,706
Distribution fees payable to LFD	11,007

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

* Date of commencement of operations.

3. Investments

For the period May 1, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$691,179,596
Purchases of U.S. government securities	6,487,282,699
Sales other than U.S. government securities	87,532,097
Sales of U.S. government securities	6,232,829,266

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$916,476,867

Aggregate unrealized appreciation	$967,959
Aggregate unrealized depreciation	(5,610,193)

Net unrealized appreciation	$(4,642,234)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP PIMCO Low Duration Bond Fund–18

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$—	$16,297,759	$7,928,432	$24,226,191
Corporate Bonds	—	539,174,611	—	539,174,611
Municipal Bonds	—	9,607,908	—	9,607,908
Non-Agency Asset-Backed Securities	—	49,242,203	—	49,242,203
Non-Agency Collateralized Mortgage Obligations	—	5,555,927	—	5,555,927
Sovereign Bonds	—	10,937,965	—	10,937,965
U.S. Treasury Obligations	—	254,738,594	—	254,738,594
Preferred Stock	225,930	—	—	225,930
Money Market Fund	2,049,516	—	—	2,049,516
Short-Term Investments	—	12,872,908	3,202,880	16,075,788

Total	$2,275,446	$898,427,875	$11,131,312	$911,834,633

Foreign Currency Exchange Contracts	$—	$1,349,029	$—	$1,349,029

Futures Contracts	$(1,288,268)	$—	$—	$(1,288,268)

Reverse Repurchase Agreements	$(82,796,375)	$—	$—	$(82,796,375)

Swap Contracts	$—	$(132,087)	$—	$(132,087)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Commercial Mortgage-Backed Securities	Short-Term Investments	Total
Balance as of 5/1/14*	$—	$—	$—
Purchases	8,247,216	3,200,000	11,447,216
Sales	(195,655)	—	(195,655)
Net unrealized appreciation (depreciation)	(123,129)	2,880	(120,249)

Balance as of 12/31/14	$7,928,432	$3,202,880	$11,131,312

Net unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/14	$(123,129)	$2,880	$(120,249)

Sensitivity Analysis:

Valuation: U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at fair value using independent pricing sources under the policies approved by the Board. The Pricing Committee is the committee formed by the advisor to develop pricing policies and procedures and to provide oversight of the pricing function for the Fund.

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker-dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

We did not present a table including the quantitative information about significant unobservable inputs used in Level 3 fair value measurements as all unobservable Level 3 measurements were provided by third parties as of December 31, 2014.

LVIP PIMCO Low Duration Bond Fund–19

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the period May 1, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2014* through December 31, 2014 was as follows:

5/1/14* to 12/31/14
Ordinary income	$6,507,897
Long-term capital gains	113,819

Total	$6,621,716

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$844,025,726
Undistributed ordinary income	758,770
Undistributed long-term capital gains	60,670
Qualified late year capital losses deferred	(3,026,601)
Straddles losses deferred	(279,110)
Unrealized depreciation	(4,842,325)

Net assets	$836,697,130

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, Treasury Inflation-Protected Securities deflationay adjustments, tax deferral of losses on straddles, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, trust preferred securities, qualified late year capital losses and CDS contracts.

Qualified late year capital losses represent losses realized on investment transactions from November 1, 2014 through December 31, 2014 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, trust preferred securities, CDS contracts, paydowns gain (loss) on asset- and mortgage-backed securities and disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$1,861,535	$(1,857,562)	$(3,973)

* Date of commencement of operations.

LVIP PIMCO Low Duration Bond Fund–20

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

5/1/14* to 12/31/14
Shares sold:
Standard Class	78,360,442
Service Class	7,703,091
Shares issued upon reinvestment of dividends and distributions:
Standard Class	632,803
Service Class	33,754

86,730,090

Shares redeemed:
Standard Class	(558,084)
Service Class	(1,992,224)

(2,550,308)

Net increase	84,179,782

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

LVIP PIMCO Low Duration Bond Fund–21

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period May 1, 2014* through December 31, 2014, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to counterparties as determined by the applicable counterparty.

As disclosed in the footnotes to the Statement of Net Assets, at December 31, 2014, the notional value of the protection sold was EUR 1,000,000 and $5,260,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2014, the net unrealized appreciation of the protection sold was $78,000.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

LVIP PIMCO Low Duration Bond Fund–22

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$1,349,029	Liabilities net of receivables and other assets	$—
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	236,412	Liabilities net of receivables and other assets	(1,524,680)
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	89,949	Liabilities net of receivables and other assets	(8,793)
Interest rate contracts (Swap contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(213,243)

Total		$1,675,390		$(1,746,716)

The effect of derivative instruments on the Statement of Operations for the period May 1, 2014* through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$1,952,051	$1,349,029
Interest rate contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(732,133)	(1,288,268)
Credit contracts (Swap contracts)	Net realized gain (loss) on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	31,025	81,156
Interest rate contracts (Swap contracts)	Net realized gain (loss) on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,454)	(213,243)

Total		$1,248,489	$(71,326)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2014* through December 31, 2014.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	1,879,685	USD	19,597,238
Futures contracts (average notional value)	USD	213,414,556	USD	210,635,603
CDS contracts (average notional value)**	EUR	—	EUR	719,298
CDS contracts (average notional value)**	USD	—	USD	2,356,257
Interest rate swap contracts (average notional value)		6,070,175		—

**Asset represents buying protection and liability represents selling protection.

At December 31, 2014, the Fund posted $1,035,720 cash and $1,222,865 foreign currencies as collateral for futures contracts, and $1,951,867 of securities as collateral for certain open derivatives. The Fund also received $1,650,000 cash as collateral for open derivatives which can be reinvested in money market funds, and is recognized in the Statement of Net Assets. The obligation to return the collateral is also recognized as a liability in the Statement of Net Assets. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the counterparty due to any loss on the collateral invested.

LVIP PIMCO Low Duration Bond Fund–23

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out), netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2014, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts of Assets Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Assets
Foreign Currency Exchange Contracts	$1,349,029	$—	$1,349,029
Credit Default Swaps	89,949	(351)	89,598

Total	$1,438,978	$(351)	$1,438,627

		Gross Amounts Not Offset in the Statements of Net Assets
	Net Amount of Assets Presented by Counterparty	Financial Instruments	Cash Collateral Received	Net Amount[1]
Banque Paribas	$1,349,029	$—	$(1,349,029)	$—
Morgan Stanley Capital	89,598	—	—	89,598

Total	$1,438,627	$—	$(1,349,029)	$89,598

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Net Assets	Gross Amounts Available for Offset in the Statement of Net Assets	Net Amount of Liabilities
Credit Default Swaps	$(8,793)	$351	$(8,442)
Interest Rate Swaps	(213,243)	—	(213,243)

Total	$(222,036)	$351	$(221,685)

		Gross Amounts Not Offset in the Statements of Net Assets
	Net Amount of Liabilities Presented by Counterparty	Financial Instruments	Cash Collateral Pledged	Net Amount[2]
Banque Paribas	$(221,685)	$—	$—	$(221,685)

1Net amount represents the net amount receivable from the counterparty in the event of default.

2Net amount represents the net amount payable due to the counterparty in the event of default.

* Date of commencement of operations.

LVIP PIMCO Low Duration Bond Fund–24

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s and/or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely effected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP PIMCO Low Duration Bond Fund–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP PIMCO Low Duration Bond Fund

We have audited the accompanying statement of net assets, of the LVIP PIMCO Low Duration Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations and cash flows, statement of changes in net assets and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP PIMCO Low Duration Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations and cash flows, the changes in its net assets, and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP PIMCO Low Duration Bond Fund–26

LVIP PIMCO Low Duration Bond Fund

Other Fund Information (unaudited)

Tax Information

For the period May 1, 2014* through December 31, 2014, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
1.72%	98.28%	100.00%

* Date of commencement of operations.

(A) and (B) are based on a percentage of the Fund’s total distributions.

LVIP PIMCO Low Duration Bond Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP PIMCO Low Duration Bond Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP PIMCO Low Duration Bond Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP PIMCO Low Duration Bond Fund–30

LVIP SSgA Index Allocation Funds

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Structured Allocation Funds

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP SSgA Allocation Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Index Allocation Funds

2014 Annual Report Commentary (unaudited)

Advised by:

The LVIP SSgA Conservative Index Allocation Fund returned 4.73% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Conservative Index Allocation Composite1, returned 5.19%; and its broad-based benchmark, the Barclays Capital U.S. Aggregate Bond Index2 returned 5.97%.

The LVIP SSgA Moderate Index Allocation Fund returned 4.41% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Moderate Index Allocation Composite3, returned 4.93%; and its broad-based benchmark, the S&P 500® Index4 returned 13.69%.

The LVIP SSgA Moderately Aggressive Index Allocation Fund returned 4.01% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark the Moderately Aggressive Index Allocation Composite5, returned 4.64%; and its broad-based benchmark, the S&P 500® Index returned 13.69%.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index6 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index7 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index delivered healthy returns during the year as it gained 5.97%.

The U.S. equity allocation was the leading contributor to returns for the year. Each LVIP SSgA Index Allocation Fund’s exposure to the LVIP SSgA S&P500® Index Fund aided results relative to the index as it posted double digit returns during 2014.

The non-US equity allocation had a negative impact to returns for the year. The exposure to both developed international markets and emerging markets negatively impacted returns for the year. The developed markets portion, represented by the LVIP SSgA International Index Fund, lost (5.84%) during 2014, while the emerging markets portion, represented by the iShares Core MSCI Emerging Markets ETF, fell (3.40%).

The fixed income allocation within the LVIP SSgA Index Allocation Funds delivered positive returns in 2014. The biggest contributor was the exposure to the broad U.S. investment grade fixed income category, represented by the LVIP SSgA Bond Index Fund, which returned 5.75%.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Allocation Funds–1

LVIP SSgA Index Allocation Funds

2014 Annual Report Commentary (continued)

LVIP SSgA Conservative Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Conservative Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,184 for the Standard Class shares and to $13,040 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite Index did from 8/2/10 through 12/31/14. The same $10,000 investment would have increased to $13,556. For additional comparison, the Barclays Capital U.S. Aggregate Bond Index would have increased to $11,677. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 4.73%
Inception (8/2/10)	+ 6.45%

Service Class Shares
One Year	+ 4.46%
Inception (8/2/10)	+ 6.19%

LVIP SSgA Moderate Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Moderate Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,049 for the Standard Class shares and to $13,895 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite Index did from 8/2/10 through 12/31/14. The same $10,000 investment would have increased to $14,550. For additional comparison, the S&P 500® Index would have increased to $20,094. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 4.41%
Inception (8/2/10)	+ 7.99%

Service Class Shares
One Year	+ 4.15%
Inception (8/2/10)	+ 7.72%

LVIP SSgA Allocation Funds–2

LVIP SSgA Index Allocation Funds

2014 Annual Report Commentary (continued)

LVIP SSgA Moderately Aggressive Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Moderately Aggressive Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,281 for the Standard Class shares and to $14,125 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite Index did from 8/2/10 through 12/31/14. The same $10,000 investment would have increased to $14,824. For additional comparison, the S&P 500® Index would have increased to $20,094. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 4.01%
Inception (8/2/10)	+ 8.39%

Service Class Shares
One Year	+ 3.75%
Inception (8/2/10)	+ 8.12%
1.

The Conservative Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Bond Index, 18% S&P 500® Index, 4% Russell 2000® Index, 14% MSCI EAFE® NR Index, 10% Barclays Capital U.S. TIPS Index and 4% MSCI EAFE Emerging Markets NR Index.

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB-or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 8% Russell 2000® Index, 20% MSCI EAFE® NR Index, 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets NR Index.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Bond Index, 28% S&P 500® Index, 10% Russell 2000® Index, 22% MSCI EAFE® NR Index, 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets NR Index.

6.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Allocation Funds–3

LVIP SSgA Structured Allocation Funds

2014 Annual Report Commentary (continued)

Advised by:

The LVIP SSgA Conservative Structured Allocation Fund returned 5.54% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Conservative Structured Allocation Composite1 returned 5.19%; and its broad-based benchmark, the Barclays Capital U.S. Aggregate Bond Index2 returned 5.97%.

The LVIP SSgA Moderate Structured Allocation Fund returned 5.56% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Moderate Structured Allocation Composite3 returned 4.93%; and its broad-based benchmark, the S&P 500® Index4 returned 13.69%.

The LVIP SSgA Moderately Aggressive Structured Allocation Fund returned 5.28% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Moderately Aggressive Structured Allocation Composite5 returned 4.64%; and its broad-based benchmark, the S&P 500® Index returned 13.69%.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index6 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index7 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index delivered healthy returns during the year as it gained 5.97%.

The U.S. equity allocation was the leading contributor to returns for the year. Each LVIP SSgA Structured Allocation Fund’s exposure to the LVIP SSgA Large Cap 100 Fund and the LVIP SSgA S&P 500® Index

Fund aided results as both underlying funds posted double-digit returns during 2014.

Exposure to both developed international markets and emerging markets negatively impacted returns for the year. Positions in the LVIP SSgA International Index Fund, which lost 5.84%, and LVIP SSgA Emerging Markets 100, which declined 3.37%, negatively impacted results in 2014. A positive contributor to returns relative to the index was the LVIP SSgA Developed International 150 Fund which gained 0.91% during 2014.

The fixed income allocation within the LVIP SSgA Index Allocation Funds delivered positive returns in 2014. The biggest contributor was exposure to the LVIP SSgA Bond Index Fund, which returned 5.75% for the year.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Allocation Funds–4

LVIP SSgA Structured Allocation Funds

2014 Annual Report Commentary (continued)

LVIP SSgA Conservative Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Conservative Structured Allocation Fund shares on 8/2/10(commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,183 for the Standard Class shares and to $13,040 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite Index did from 8/2/10 through 12/31/14. The same $10,000 investment would have increased to $13,556. For additional comparison, the Barclays Capital U.S. Aggregate Bond Index would have increased to $11,677. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+5.54%
Inception (8/2/10)	+6.45%

Service Class Shares
One Year	+5.27%
Inception (8/2/10)	+6.19%

LVIP SSgA Moderate Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Moderate Structured Allocation Fund shares on 8/2/10(commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,041 for the Standard Class shares and to $13,889 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite Index did from 8/2/10 through 12/31/14. The same $10,000 investment would have increased to $14,550. For additional comparison, the S&P 500® Index would have increased to $20,094. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 5.56%
Inception (8/2/10)	+ 7.98%

Service Class Shares
One Year	+ 5.29%
Inception (8/2/10)	+ 7.71%

LVIP SSgA Allocation Funds–5

LVIP SSgA Structured Allocation Funds

2014 Annual Report Commentary (continued)

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Moderately Aggressive Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,508 for the Standard Class shares and to $14,350 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite Index did from 8/2/10 through 12/31/14. The same $10,000 investment would have increased to $14,824. For additional comparison, the S&P 500® Index would have increased to $20,094. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 5.28%
Inception (8/2/10)	+ 8.78%

Service Class Shares
One Year	+ 5.02%
Inception (8/2/10)	+ 8.51%
1.

The Conservative Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Bond Index, 18% S&P 500® Index, 4% Russell 2000® Index, 14% MSCI EAFE® NR Index, 10% Barclays Capital U.S. TIPS Index and 4% MSCI Emerging Markets NR Index.

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB-or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 8% Russell 2000® Index, 20% MSCI EAFE® NR Index, 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets NR Index.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Bond Index, 28% S&P 500® Index, 10% Russell 2000® Index, 22% MSCI EAFE® NR Index, 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets NR Index.

6.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Allocation Funds–6

LVIP SSgA Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Conservative Index

Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,000.30	0.20%	$1.01
Service Class Shares	1,000.00	999.00	0.45%	2.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderate Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$994.10	0.19%	$0.95
Service Class Shares	1,000.00	992.90	0.44%	2.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.25	0.19%	$0.97
Service Class Shares	1,000.00	1,022.99	0.44%	2.24

LVIP SSgA Moderately Aggressive Index

Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$990.30	0.19%	$0.95
Service Class Shares	1,000.00	989.10	0.44%	2.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.25	0.19%	$0.97
Service Class Shares	1,000.00	1,022.99	0.44%	2.24

LVIP SSgA Allocation Funds–7

LVIP SSgA Allocation Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP SSgA Conservative Structured

Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,002.20	0.18%	$0.91
Service Class Shares	1,000.00	1,000.90	0.43%	2.17
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.30	0.18%	$0.92
Service Class Shares	1,000.00	1,023.04	0.43%	2.19

LVIP SSgA Moderate Structured

Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$996.80	0.16%	$0.81
Service Class Shares	1,000.00	995.60	0.41%	2.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.40	0.16%	$0.82
Service Class Shares	1,000.00	1,023.14	0.41%	2.09

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$994.10	0.18%	$0.90
Service Class Shares	1,000.00	992.90	0.43%	2.16
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.30	0.18%	$0.92
Service Class Shares	1,000.00	1,023.04	0.43%	2.19

*“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests significantly all of its assets in other investment companies, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSgA Allocation Funds–8

LVIP SSgA Index Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2014

LVIP SSgA Conservative Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	86.11%
Equity Funds	22.05%
Fixed Income Fund	50.53%
International Equity Fund	13.53%
Unaffiliated Investment Companies	13.92%
Fixed Income Fund	10.07%
International Equity Fund	3.85%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

LVIP SSgA Moderate Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	84.13%
Equity Funds	34.27%
Fixed Income Fund	30.44%
International Equity Fund	19.42%
Unaffiliated Investment Companies	15.91%
Fixed Income Fund	10.11%
International Equity Fund	5.80%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Index Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	85.31%
Equity Funds	38.44%
Fixed Income Fund	25.44%
International Equity Fund	21.43%
Unaffiliated Investment Companies	14.85%
Fixed Income Fund	5.07%
International Equity Fund	9.69%
Money Market Fund	0.09%
Total Value of Securities	100.16%
Liabilities Net of Receivables and Other Assets	(0.16%)
Total Net Assets	100.00%

LVIP SSgA Allocation Funds–9

LVIP SSgA Structured Allocation Funds

Security Type/Sector Allocations (continued)

As of December 31, 2014

LVIP SSgA Conservative Structured

Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	89.99%
Equity Funds	22.09%
Fixed Income Fund	50.44%
International Equity Funds	17.46%
Unaffiliated Investment Company	10.05%
Fixed Income Fund	10.05%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

LVIP SSgA Moderate Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	89.95%
Equity Funds	34.28%
Fixed Income Fund	30.36%
International Equity Funds	25.31%
Unaffiliated Investment Companies	10.09%
Fixed Income Fund	10.08%
Money Market Fund	0.01%
Total Value of Securities	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Structured

Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	94.97%
Equity Funds	38.40%
Fixed Income Fund	25.34%
International Equity Funds	31.23%
Unaffiliated Investment Companies	5.06%
Fixed Income Fund	5.05%
Money Market Fund	0.01%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

LVIP SSgA Allocation Funds–10

LVIP SSgA Conservative Index Allocation Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–86.11%
Equity Funds–22.05%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	949,865	$13,916,478
LVIP SSgA Small-Cap Index Fund	117,709	3,176,969

		17,093,447

Fixed Income Fund–50.53%
*Lincoln Variable Insurance Products Trust–LVIP SSgA Bond Index Fund	3,428,861	39,174,732

		39,174,732

International Equity Fund–13.53%
*Lincoln Variable Insurance Products Trust–LVIP SSgA International Index Fund	1,211,897	10,491,396

		10,491,396

Total Affiliated Investment Companies (Cost $58,679,830)		66,759,575

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–13.92%
Fixed Income Fund–10.07%
SPDR® Barclays Capital TIPS ETF	139,467	$7,807,363

		7,807,363

International Equity Fund–3.85%
iShares Core MSCI Emerging Markets ETF	63,423	2,982,784

		2,982,784

Total Unaffiliated Investment Companies (Cost $10,999,875)		10,790,147

TOTAL VALUE OF SECURITIES–100.03% (Cost $69,679,705)	77,549,722
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(26,347)

NET ASSETS APPLICABLE TO 6,324,196 SHARES OUTSTANDING–100.00%	$77,523,375

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–11

LVIP SSgA Moderate Index Allocation Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–84.13%
Equity Funds–34.27%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	4,237,443	$62,082,777
LVIP SSgA Small-Cap Index Fund	726,844	19,617,530

		81,700,307

Fixed Income Fund–30.44%
*Lincoln Variable Insurance Products Trust–LVIP SSgA Bond Index Fund	6,353,402	72,587,612

		72,587,612

International Equity Fund–19.42%
*Lincoln Variable Insurance Products Trust–LVIP SSgA International Index Fund	5,349,311	46,308,987

		46,308,987

Total Affiliated Investment Companies (Cost $168,749,574)		200,596,906

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–15.91%
Fixed Income Fund–10.11%
SPDR® Barclays Capital TIPS ETF	430,700	$24,110,586

		24,110,586

International Equity Fund–5.80%
iShares Core MSCI Emerging Markets ETF	294,048	13,829,078

		13,829,078

Total Unaffiliated Investment Companies (Cost $39,193,590)		37,939,664

TOTAL VALUE OF SECURITIES–100.04% (Cost $207,943,164)	238,536,570
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(101,623)

NET ASSETS APPLICABLE TO 18,122,978 SHARES OUTSTANDING–100.00%	$238,434,947

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–12

LVIP SSgA Moderately Aggressive Index Allocation Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–85.31%
Equity Funds–38.44%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA S&P 500 Index Fund	4,202,965	$61,577,635
LVIP SSgA Small-Cap Index Fund	836,793	22,585,032

		84,162,667

Fixed Income Fund–25.44%
*Lincoln Variable Insurance Products Trust–LVIP SSgA Bond Index Fund	4,876,280	55,711,495

		55,711,495

International Equity Fund–21.43%
*Lincoln Variable Insurance Products Trust–LVIP SSgA International Index Fund	5,419,110	46,913,239

		46,913,239

Total Affiliated Investment Companies (Cost $154,317,497)		186,787,401

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–14.85%
Fixed Income Fund–5.07%
SPDR® Barclays Capital TIPS ETF	198,337	$11,102,905

		11,102,905

International Equity Fund–9.69%
iShares Core MSCI Emerging Markets ETF	451,294	21,224,357

		21,224,357

Money Market Fund–0.09%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	183,915	183,915

		183,915

Total Unaffiliated Investment Companies (Cost $34,045,557)		32,511,177

TOTAL VALUE OF SECURITIES–100.16% (Cost $188,363,054)	219,298,578
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.16%)	(343,125)

NET ASSETS APPLICABLE TO 16,382,643 SHARES OUTSTANDING–100.00%	$218,955,453

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–13

LVIP SSgA Conservative Structured Allocation Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–89.99%
Equity Funds–22.09%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	1,192,190	$19,020,202
LVIP SSgA S&P 500 Index Fund	1,285,803	18,838,307
LVIP SSgA Small-Cap Index Fund	159,322	4,300,110
LVIP SSgA Small-Mid Cap 200 Fund	287,487	4,285,858

		46,444,477

Fixed Income Fund–50.44%
*Lincoln Variable Insurance Products Trust–LVIP SSgA Bond Index Fund	9,283,044	106,058,782

		106,058,782

International Equity Funds–17.46%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	1,575,325	14,299,227
LVIP SSgA Emerging Markets 100 Fund	885,298	8,222,649
LVIP SSgA International Index Fund	1,640,791	14,204,328

		36,726,204

Total Affiliated Investment Companies (Cost $167,788,864)		189,229,463

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–10.05%
Fixed Income Fund–10.05%
SPDR® Barclays Capital TIPS ETF	377,592	$21,137,600

Total Unaffiliated Investment Company (Cost $20,993,797)		21,137,600

TOTAL VALUE OF SECURITIES–100.04% (Cost $188,782,661)	210,367,063
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(90,935)

NET ASSETS APPLICABLE TO 17,706,848 SHARES OUTSTANDING–100.00%	$210,276,128

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–14

LVIP SSgA Moderate Structured Allocation Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–89.95%
Equity Funds–34.28%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	7,611,489	$121,433,692
LVIP SSgA S&P 500 Index Fund	8,209,294	120,274,368
LVIP SSgA Small-Cap Index Fund	1,408,330	38,010,822
LVIP SSgA Small-Mid Cap 200 Fund	2,541,254	37,885,008

		317,603,890

Fixed Income Fund–30.36%
*Lincoln Variable Insurance Products Trust–LVIP SSgA Bond Index Fund	24,621,576	281,301,510

		281,301,510

International Equity Funds–25.31%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	9,947,931	90,297,371
LVIP SSgA Emerging Markets 100 Fund	5,870,032	54,520,853
LVIP SSgA International Index Fund	10,361,590	89,700,284

		234,518,508

Total Affiliated Investment Companies (Cost $722,654,259)		833,423,908

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–10.09%
Fixed Income Fund–10.08%
SPDR® Barclays Capital TIPS ETF	1,669,168	$93,440,025

		93,440,025

Money Market Fund–0.01%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	98,359	98,359

		98,359

Total Unaffiliated Investment Companies (Cost $94,897,843)		93,538,384

TOTAL VALUE OF SECURITIES–100.04% (Cost $817,552,102)	926,962,292
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(405,517)

NET ASSETS APPLICABLE TO 73,268,361 SHARES OUTSTANDING–100.00%	$926,556,775

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–15

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–94.97%
Equity Funds–38.40%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	4,248,358	$67,778,302
LVIP SSgA S&P 500 Index Fund	4,582,036	67,131,408
LVIP SSgA Small-Cap Index Fund	912,354	24,624,438
LVIP SSgA Small-Mid Cap 200 Fund	1,646,274	24,542,655

		184,076,803

Fixed Income Fund–25.34%
*Lincoln Variable Insurance Products Trust–LVIP SSgA Bond Index Fund	10,630,923	121,458,299

		121,458,299

International Equity Funds–31.23%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	5,671,022	51,475,868
LVIP SSgA Emerging Markets 100 Fund	5,070,625	47,095,969
LVIP SSgA International Index Fund	5,906,746	51,134,703

		149,706,540

Total Affiliated Investment Companies (Cost $387,661,200)		455,241,642

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–5.06%
Fixed Income Fund–5.05%
SPDR® Barclays Capital TIPS ETF	432,393	$24,205,360

		24,205,360

Money Market Fund–0.01%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	34,706	34,706

		34,706

Total Unaffiliated Investment Companies (Cost $24,222,246)		24,240,066

TOTAL VALUE OF SECURITIES–100.03% (Cost $411,883,446)	479,481,708
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(146,343)

NET ASSETS APPLICABLE TO 37,043,312 SHARES OUTSTANDING–100.00%	$479,335,365

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–16

LVIP SSgA Allocation Funds

Statements of Assets and Liabilities

December 31, 2014

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
ASSETS:
Investments in affiliated investment companies, at value	$66,759,575	$200,596,906	$186,787,401	$189,229,463	$833,423,908	$455,241,642
Investments in unaffiliated investment companies, at value	10,790,147	37,939,664	32,511,177	21,137,600	93,538,384	24,240,066
Receivables for investment companies shares sold	15,659	147,908	3,010	48,228	344,182	32,000
Receivables for fund shares sold	5,578	19,048	190,779	7,700	180,434	72,669
Expense reimbursement receivable from LIAC	2,651	—	—	—	—	—
Cash	—	—	35	—	2	2
Dividends receivable from investment companies	—	4	3	—	2	2

TOTAL ASSETS	77,573,610	238,703,530	219,492,405	210,422,991	927,486,912	479,586,381

LIABILITIES:
Due to manager and affiliates	24,031	73,823	65,209	69,674	306,601	156,515
Cash overdraft	15,726	145,865	—	10,467	—	—
Accrued expenses payable	5,886	5,753	5,783	6,328	6,554	6,250
Payables for fund shares redeemed	4,592	41,064	279,181	22,596	174,420	21,595
Payables for investment companies shares purchased	—	2,078	186,779	37,798	442,562	66,656

TOTAL LIABILITIES	50,235	268,583	536,952	146,863	930,137	251,016

TOTAL NET ASSETS	$77,523,375	$238,434,947	$218,955,453	$210,276,128	$926,556,775	$479,335,365

Investments in affiliated investment companies, at cost	$58,679,830	$168,749,574	$154,317,497	$167,788,864	$722,654,259	$387,661,200
Investments in unaffiliated investment companies, at cost	$10,999,875	$39,193,590	$34,045,557	$20,993,797	$94,897,843	$24,222,246

Standard Class:
Net Assets	$11,603,468	$32,003,273	$42,380,370	$8,095,105	$39,713,703	$28,117,445
Shares Outstanding	946,475	2,432,088	3,167,352	681,571	3,139,345	2,172,064
Net Asset Value	$12.260	$13.159	$13.380	$11.877	$12.650	$12.945

Service Class:
Net Assets	$65,919,907	$206,431,674	$176,575,083	$202,181,023	$886,843,072	$451,217,920
Shares Outstanding	5,377,721	15,690,890	13,215,291	17,025,277	70,129,016	34,871,248
Net Asset Value	$12.258	$13.156	$13.361	$11.875	$12.646	$12.940

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$70,893,121	$209,936,976	$190,191,109	$192,365,482	$830,494,618	$425,067,893
Undistributed net investment income	100,010	—	—	—	—	—
Accumulated net realized loss on investments	(1,339,773)	(2,095,435)	(2,171,180)	(3,673,756)	(13,348,033)	(13,330,790)
Net unrealized appreciation of investments	7,870,017	30,593,406	30,935,524	21,584,402	109,410,190	67,598,262

Total net assets	$77,523,375	$238,434,947	$218,955,453	$210,276,128	$926,556,775	$479,335,365

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds––17

LVIP SSgA Allocation Funds

Statements of Operations

Year Ended December 31, 2014

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$1,308,415	$3,906,950	$3,639,971	$4,053,917	$18,956,134	$10,664,973
Dividends from unaffiliated investment companies	189,299	664,619	624,607	339,843	1,539,967	384,263

	1,497,714	4,571,569	4,264,578	4,393,760	20,496,101	11,049,236

EXPENSES:
Management fees	185,251	551,020	507,254	516,596	2,337,269	1,158,557
Distribution expenses-Service Class	160,242	497,529	433,446	498,679	2,266,065	1,106,795
Accounting and administration expenses	34,424	43,015	42,014	42,378	86,246	57,631
Professional fees	19,909	22,811	22,458	22,566	37,072	27,631
Reports and statements to shareholders	5,710	10,836	9,392	10,250	63,706	17,656
Custodian fees	2,423	3,921	3,946	5,216	14,447	7,784
Consulting fees	1,761	1,892	1,875	1,875	2,464	2,088
Trustees’ fees and expenses	1,510	4,385	4,104	4,410	20,147	9,609
Pricing fees	34	63	55	53	160	87
Other	422	1,148	1,051	1,354	7,687	3,168

	411,686	1,136,620	1,025,595	1,103,377	4,835,263	2,391,006
Less management fees waived	(74,101)	(220,408)	(202,901)	(206,638)	(934,907)	(463,423)
Less expenses reimbursed	(29,142)	—	—	—	—	—

Total operating expenses	308,443	916,212	822,694	896,739	3,900,356	1,927,583

NET INVESTMENT INCOME	1,189,271	3,655,357	3,441,884	3,497,021	16,595,745	9,121,653

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	208,811	999,330	1,054,036	1,372,790	9,221,217	5,339,559
Sale of investments in affiliated investment companies	(58,477)	(45,118)	(43,301)	945,578	3,874,901	(504,949)
Sale of investments in unaffiliated investment companies	(75,477)	(91,747)	(107,200)	(124,100)	(559,069)	(100,388)

Net realized gain	74,857	862,465	903,535	2,194,268	12,537,049	4,734,222

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	1,808,765	4,227,075	3,702,091	4,087,362	15,969,630	8,001,484
Investments in unaffiliated investment companies	111,551	(53,230)	(684,368)	681,973	3,235,217	709,290

Net change in unrealized appreciation (depreciation)	1,920,316	4,173,845	3,017,723	4,769,335	19,204,847	8,710,774

NET REALIZED AND UNREALIZED GAIN	1,995,173	5,036,310	3,921,258	6,963,603	31,741,896	13,444,996

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,184,444	$8,691,667	$7,363,142	$10,460,624	$48,337,641	$22,566,649

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds––18

LVIP SSgA Allocation Funds

Statements of Changes in Net Assets

	LVIP SSgA Conservative Index Allocation Fund		LVIP SSgA Moderate Index Allocation Fund		LVIP SSgA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended

	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,189,271	$863,243	$3,655,357	$2,241,688	$3,441,884	$2,135,698
Net realized gain	74,857	273,748	862,465	1,083,966	903,535	1,561,784
Net change in unrealized appreciation (depreciation)	1,920,316	2,724,973	4,173,845	16,720,023	3,017,723	18,095,902

Net increase in net assets resulting from operations	3,184,444	3,861,964	8,691,667	20,045,677	7,363,142	21,793,384

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(207,286)	(105,762)	(648,593)	(162,117)	(892,508)	(259,956)
Service Class	(1,018,282)	(785,643)	(3,686,553)	(2,182,283)	(3,333,396)	(1,984,273)
Net realized gain:
Standard Class	(73,276)	—	(91,798)	—	(135,937)	—
Service Class	(423,604)	—	(676,803)	—	(661,623)	—

	(1,722,448)	(891,405)	(5,103,747)	(2,344,400)	(5,023,464)	(2,244,229)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,797,739	5,709,775	21,759,262	9,263,773	23,764,663	14,809,720
Service Class	14,430,960	25,501,919	37,024,316	51,186,519	21,355,815	44,688,860
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	280,562	105,762	740,391	162,117	1,028,445	259,956
Service Class	1,441,886	785,643	4,363,356	2,182,283	3,995,019	1,984,273

	20,951,147	32,103,099	63,887,325	62,794,692	50,143,942	61,742,809

Cost of shares redeemed:
Standard Class	(668,184)	(584,377)	(2,350,073)	(816,022)	(2,261,262)	(1,725,066)
Service Class	(13,024,986)	(26,640,276)	(25,836,200)	(28,202,427)	(21,119,961)	(29,526,842)

	(13,693,170)	(27,224,653)	(28,186,273)	(29,018,449)	(23,381,223)	(31,251,908)

Increase in net assets derived from capital share transactions	7,257,977	4,878,446	35,701,052	33,776,243	26,762,719	30,490,901

NET INCREASE IN NET ASSETS	8,719,973	7,849,005	39,288,972	51,477,520	29,102,397	50,040,056
NET ASSETS:
Beginning of year	68,803,402	60,954,397	199,145,975	147,668,455	189,853,056	139,813,000

End of year	$77,523,375	$68,803,402	$238,434,947	$199,145,975	$218,955,453	$189,853,056

Undistributed net investment income	$100,010	$—	$—	$—	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds––19

LVIP SSgA Allocation Funds

Statements of Changes in Net Assets (continued)

	LVIP SSgA Conservative Structured Allocation Fund		LVIP SSgA Moderate Structured Allocation Fund		LVIP SSgA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended

	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,497,021	$2,867,030	$16,595,745	$13,672,127	$9,121,653	$6,456,377
Net realized gain	2,194,268	3,446,352	12,537,049	9,118,062	4,734,222	6,352,492
Net change in unrealized appreciation (depreciation)	4,769,335	7,232,027	19,204,847	63,978,742	8,710,774	43,919,260

Net increase in net assets resulting from operations	10,460,624	13,545,409	48,337,641	86,768,931	22,566,649	56,728,129

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(196,699)	(76,359)	(1,069,767)	(448,681)	(805,931)	(319,698)
Service Class	(4,425,476)	(3,523,219)	(21,887,548)	(18,429,681)	(11,944,317)	(8,891,324)
Net realized gain:
Standard Class	(117,662)	(755)	(301,063)	(9,312)	(268,773)	(20,184)
Service Class	(2,577,096)	(68,054)	(7,928,111)	(701,620)	(5,039,598)	(927,545)

	(7,316,933)	(3,668,387)	(31,186,489)	(19,589,294)	(18,058,619)	(10,158,751)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,584,330	3,294,121	19,161,613	16,887,160	15,138,608	9,354,277
Service Class	25,157,336	24,425,920	55,045,042	376,452,766	50,875,226	50,539,510
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	314,361	77,114	1,370,830	457,993	1,074,704	339,882
Service Class	7,002,572	3,591,273	29,815,659	19,131,301	16,983,915	9,818,869

	39,058,599	31,388,428	105,393,144	412,929,220	84,072,453	70,052,538

Cost of shares redeemed:
Standard Class	(2,684,814)	(111,185)	(2,545,950)	(1,639,528)	(2,091,197)	(594,272)
Service Class	(32,459,985)	(47,130,296)	(137,526,105)	(115,745,699)	(50,056,396)	(55,138,090)

	(35,144,799)	(47,241,481)	(140,072,055)	(117,385,227)	(52,147,593)	(55,732,362)

Increase (decrease) in net assets derived from capital share transactions	3,913,800	(15,853,053)	(34,678,911)	295,543,993	31,924,860	14,320,176

NET INCREASE (DECREASE) IN NET ASSETS	7,057,491	(5,976,031)	(17,527,759)	362,723,630	36,432,890	60,889,554
NET ASSETS:
Beginning of year	203,218,637	209,194,668	944,084,534	581,360,904	442,902,475	382,012,921

End of year	$210,276,128	$203,218,637	$926,556,775	$944,084,534	$479,335,365	$442,902,475

Undistributed net investment income	$—	$—	$—	$—	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds—20

LVIP SSgA Conservative Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Index Allocation Fund Standard Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.996	$11.404	$10.751	$10.520	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.225	0.188	0.244	0.421	0.190
Net realized and unrealized gain (loss)	0.342	0.587	0.730	(0.137)	0.330

Total from investment operations	0.567	0.775	0.974	0.284	0.520

Less dividends and distributions from:
Net investment income	(0.223)	(0.183)	(0.317)	(0.053)	—
Net realized gain	(0.080)	—	(0.004)	— [3]	—

Total dividends and distributions	(0.303)	(0.183)	(0.321)	(0.053)	—

Net asset value, end of period	$12.260	$11.996	$11.404	$10.751	$10.520

Total return[4]	4.73%	6.80%	9.10%	2.69%	5.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,603	$7,043	$1,649	$149	$22
Ratio of expenses to average net assets[5]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.34%	0.38%	0.43%	0.76%	27.19%
Ratio of net investment income to average net assets	1.82%	1.59%	2.16%	3.94%	4.43%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.68%	1.41%	1.92%	3.38%	(22.56%	)
Portfolio turnover	16%	39%	25%	35%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distribution of $1 was made which calculated to de minimus amount of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–21

LVIP SSgA Conservative Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Index Allocation Fund Service Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.995	$11.404	$10.754	$10.511	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.194	0.157	0.215	0.395	0.182
Net realized and unrealized gain (loss)	0.341	0.588	0.730	(0.138)	0.329

Total from investment operations	0.535	0.745	0.945	0.257	0.511

Less dividends and distributions from:
Net investment income	(0.192)	(0.154)	(0.291)	(0.014)	—
Net realized gain	(0.080)	—	(0.004)	— [3]	—

Total dividends and distributions	(0.272)	(0.154)	(0.295)	(0.014)	—

Net asset value, end of period	$12.258	$11.995	$11.404	$10.754	$10.511

Total return[4]	4.46%	6.53%	8.82%	2.44%	5.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$65,920	$61,760	$59,305	$33,839	$3,039
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.59%	0.63%	0.68%	1.01%	27.44%
Ratio of net investment income to average net assets	1.57%	1.34%	1.91%	3.69%	4.18%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.43%	1.16%	1.67%	3.13%	(22.81%	)
Portfolio turnover	16%	39%	25%	35%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distribution of $235 was made which calculated to de minimus amount of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–22

LVIP SSgA Moderate Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Index Allocation Fund Standard Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.905	$11.638	$10.664	$10.735	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.251	0.190	0.215	0.321	0.226
Net realized and unrealized gain (loss)	0.319	1.260	1.029	(0.346)	0.509

Total from investment operations	0.570	1.450	1.244	(0.025)	0.735

Less dividends and distributions from:
Net investment income	(0.272)	(0.183)	(0.264)	(0.046)	—
Net realized gain	(0.044)	—	(0.006)	— [3]	—

Total dividends and distributions	(0.316)	(0.183)	(0.270)	(0.046)	—

Net asset value, end of period	$13.159	$12.905	$11.638	$10.664	$10.735

Total return[4]	4.41%	12.47%	11.70%	(0.23% )	7.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,003	$11,835	$2,641	$1,158	$170
Ratio of expenses to average net assets[5]	0.19%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.29%	0.31%	0.34%	0.47%	12.31%
Ratio of net investment income to average net assets	1.88%	1.53%	1.89%	2.97%	5.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.78%	1.42%	1.75%	2.70%	(6.98%	)
Portfolio turnover	9%	20%	21%	11%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distribution of $10 was made which calculated to de minimus amount of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–23

LVIP SSgA Moderate Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Index Allocation Fund Service Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.903	$11.638	$10.666	$10.724	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.216	0.158	0.186	0.292	0.216
Net realized and unrealized gain (loss)	0.320	1.259	1.029	(0.344)	0.508

Total from investment operations	0.536	1.417	1.215	(0.052)	0.724

Less dividends and distributions from:
Net investment income	(0.239)	(0.152)	(0.237)	(0.006)	—
Net realized gain	(0.044)	—	(0.006)	— [3]	—

Total dividends and distributions	(0.283)	(0.152)	(0.243)	(0.006)	—

Net asset value, end of period	$13.156	$12.903	$11.638	$10.666	$10.724

Total return[4]	4.15%	12.18%	11.43%	(0.48% )	7.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$206,432	$187,311	$145,027	$74,204	$4,736
Ratio of expenses to average net assets[5]	0.44%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.54%	0.56%	0.59%	0.72%	12.56%
Ratio of net investment income to average net assets	1.63%	1.28%	1.64%	2.72%	4.88%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.53%	1.17%	1.50%	2.45%	(7.23%	)
Portfolio turnover	9%	20%	21%	11%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distribution of $743 was made which calculated to de minimus amount of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–24

LVIP SSgA Moderately Aggressive Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.192	$11.654	$10.584	$10.875	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.259	0.197	0.207	0.284	0.172
Net realized and unrealized gain (loss)	0.272	1.528	1.148	(0.562)	0.703

Total from investment operations	0.531	1.725	1.355	(0.278)	0.875

Less dividends and distributions from:
Net investment income	(0.291)	(0.187)	(0.276)	(0.013)	—
Net realized gain	(0.052)	—	(0.009)	— [3]	—

Total dividends and distributions	(0.343)	(0.187)	(0.285)	(0.013)	—

Net asset value, end of period	$13.380	$13.192	$11.654	$10.584	$10.875

Total return[4]	4.01%	14.81%	12.86%	(2.55% )	8.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,380	$19,904	$5,463	$1,451	$190
Ratio of expenses to average net assets[5]	0.19%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.29%	0.31%	0.34%	0.46%	17.50%
Ratio of net investment income to average net assets	1.91%	1.56%	1.83%	2.64%	3.87%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.81%	1.45%	1.69%	2.38%	(13.43%	)
Portfolio turnover	12%	27%	23%	9%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distribution of $5 was made which calculated to de minimus amount of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–25

LVIP SSgA Moderately Aggressive Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.174	$11.640	$10.558	$10.863	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.224	0.163	0.178	0.256	0.163
Net realized and unrealized gain (loss)	0.272	1.527	1.144	(0.559)	0.700

Total from investment operations	0.496	1.690	1.322	(0.303)	0.863

Less dividends and distributions from:
Net investment income	(0.257)	(0.156)	(0.231)	(0.002)	—
Net realized gain	(0.052)	—	(0.009)	— [3]	—

Total dividends and distributions	(0.309)	(0.156)	(0.240)	(0.002)	—

Net asset value, end of period	$13.361	$13.174	$11.640	$10.558	$10.863

Total return[4]	3.75%	14.52%	12.58%	(2.79% )	8.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$176,575	$169,949	$134,350	$78,447	$6,142
Ratio of expenses to average net assets[5]	0.44%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.54%	0.56%	0.59%	0.71%	17.75%
Ratio of net investment income to average net assets	1.66%	1.31%	1.58%	2.39%	3.62%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.56%	1.20%	1.44%	2.13%	(13.68%	)
Portfolio turnover	12%	27%	23%	9%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distribution of $549 was made which calculated to de minimus amount of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–26

LVIP SSgA Conservative Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Structured Allocation Fund Standard Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.682	$11.138	$10.709	$10.474	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.234	0.190	0.236	0.428	0.244
Net realized and unrealized gain (loss)	0.412	0.597	0.651	(0.136)	0.230

Total from investment operations	0.646	0.787	0.887	0.292	0.474

Less dividends and distributions from:
Net investment income	(0.296)	(0.239)	(0.436)	(0.054)	—
Net realized gain	(0.155)	(0.004)	(0.022)	(0.003)	—

Total dividends and distributions	(0.451)	(0.243)	(0.458)	(0.057)	—

Net asset value, end of period	$11.877	$11.682	$11.138	$10.709	$10.474

Total return[3]	5.54%	7.07%	8.35%	2.80%	4.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,095	$3,846	$524	$263	$59
Ratio of expenses to average net assets[4]	0.19%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.30%	0.31%	0.37%	8.01%
Ratio of net investment income to average net assets	1.93%	1.64%	2.13%	4.00%	5.67%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.83%	1.54%	2.02%	3.83%	(2.14%	)
Portfolio turnover	16%	15%	19%	11%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–27

LVIP SSgA Conservative Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Structured Allocation Fund Service Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.681	$11.138	$10.711	$10.464	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.203	0.160	0.208	0.400	0.236
Net realized and unrealized gain (loss)	0.412	0.597	0.652	(0.135)	0.228

Total from investment operations	0.615	0.757	0.860	0.265	0.464

Less dividends and distributions from:
Net investment income	(0.266)	(0.210)	(0.411)	(0.015)	—
Net realized gain	(0.155)	(0.004)	(0.022)	(0.003)	—

Total dividends and distributions	(0.421)	(0.214)	(0.433)	(0.018)	—

Net asset value, end of period	$11.875	$11.681	$11.138	$10.711	$10.464

Total return[3]	5.27%	6.81%	8.09%	2.54%	4.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$202,181	$199,373	$208,671	$148,481	$10,740
Ratio of expenses to average net assets[4]	0.44%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.54%	0.55%	0.56%	0.62%	8.26%
Ratio of net investment income to average net assets	1.68%	1.39%	1.88%	3.75%	5.42%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.58%	1.29%	1.77%	3.58%	(2.39%	)
Portfolio turnover	16%	15%	19%	11%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–28

LVIP SSgA Moderate Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Structured Allocation Fund Standard Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.426	$11.276	$10.633	$10.637	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.259	0.237	0.227	0.365	0.218
Net realized and unrealized gain (loss)	0.432	1.205	0.883	(0.335)	0.419

Total from investment operations	0.691	1.442	1.110	0.030	0.637

Less dividends and distributions from:
Net investment income	(0.352)	(0.283)	(0.437)	(0.027)	—
Net realized gain	(0.115)	(0.009)	(0.030)	(0.007)	—

Total dividends and distributions	(0.467)	(0.292)	(0.467)	(0.034)	—

Net asset value, end of period	$12.650	$12.426	$11.276	$10.633	$10.637

Total return[3]	5.56%	12.81%	10.54%	0.29%	6.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,714	$21,706	$5,172	$1,952	$323
Ratio of expenses to average net assets[4]	0.17%	0.18%	0.19%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.28%	0.29%	0.31%	3.01%
Ratio of net investment income to average net assets	2.02%	1.96%	2.04%	3.41%	4.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.92%	1.86%	1.94%	3.30%	2.17%
Portfolio turnover	10%	16%	12%	7%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–29

LVIP SSgA Moderate Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Structured Allocation Fund Service Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.423	$11.274	$10.607	$10.626	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.226	0.205	0.198	0.337	0.209
Net realized and unrealized gain (loss)	0.432	1.206	0.882	(0.333)	0.417

Total from investment operations	0.658	1.411	1.080	0.004	0.626

Less dividends and distributions from:
Net investment income	(0.320)	(0.253)	(0.383)	(0.016)	—
Net realized gain	(0.115)	(0.009)	(0.030)	(0.007)	—

Total dividends and distributions	(0.435)	(0.262)	(0.413)	(0.023)	—

Net asset value, end of period	$12.646	$12.423	$11.274	$10.607	$10.626

Total return[3]	5.29%	12.53%	10.27%	0.04%	6.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$886,843	$922,379	$576,189	$359,868	$29,540
Ratio of expenses to average net assets[4]	0.42%	0.43%	0.44%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.52%	0.53%	0.54%	0.56%	3.26%
Ratio of net investment income to average net assets	1.77%	1.72%	1.79%	3.16%	4.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.67%	1.62%	1.69%	3.05%	1.92%
Portfolio turnover	10%	16%	12%	7%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–30

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.803	$11.407	$10.711	$10.934	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.292	0.225	0.223	0.353	0.202
Net realized and unrealized gain (loss)	0.385	1.501	0.983	(0.545)	0.732

Total from investment operations	0.677	1.726	1.206	(0.192)	0.934

Less dividends and distributions from:
Net investment income	(0.385)	(0.301)	(0.474)	(0.025)	—
Net realized gain	(0.150)	(0.029)	(0.036)	(0.006)	—

Total dividends and distributions	(0.535)	(0.330)	(0.510)	(0.031)	—

Net asset value, end of period	$12.945	$12.803	$11.407	$10.711	$10.934

Total return[3]	5.28%	15.15%	11.39%	(1.74% )	9.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,117	$14,043	$4,150	$1,528	$58
Ratio of expenses to average net assets[4]	0.18%	0.19%	0.19%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.28%	0.29%	0.29%	0.33%	4.51%
Ratio of net investment income to average net assets	2.21%	1.82%	1.99%	3.26%	4.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	1.72%	1.89%	3.13%	0.28%
Portfolio turnover	12%	15%	12%	16%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–31

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class
	Year Ended				8/2/10[1] to 12/31/10
	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.799	$11.404	$10.684	$10.923	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.257	0.192	0.194	0.326	0.196
Net realized and unrealized gain (loss)	0.386	1.503	0.980	(0.545)	0.727

Total from investment operations	0.643	1.695	1.174	(0.219)	0.923

Less dividends and distributions from:
Net investment income	(0.352)	(0.271)	(0.418)	(0.014)	—
Net realized gain	(0.150)	(0.029)	(0.036)	(0.006)	—

Total dividends and distributions	(0.502)	(0.300)	(0.454)	(0.020)	—

Net asset value, end of period	$12.940	$12.799	$11.404	$10.684	$10.923

Total return[3]	5.02%	14.88%	11.11%	(1.99% )	9.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$451,218	$428,859	$377,863	$250,673	$17,030
Ratio of expenses to average net assets[4]	0.43%	0.44%	0.44%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.53%	0.54%	0.54%	0.58%	4.76%
Ratio of net investment income to average net assets	1.96%	1.57%	1.74%	3.01%	4.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	1.47%	1.64%	2.88%	0.03%
Portfolio turnover	12%	15%	12%	16%	0%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

4	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–32

LVIP SSgA Allocation Funds

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (each, a Fund, and collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940 and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a significant portion of its assets in investment companies, including exchange-traded funds (ETFs) and mutual funds that are advised by Lincoln Investment Advisors Corporation (LIAC) or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds will employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP SSgA Conservative Index Allocation Fund and LVIP SSgA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.

The investment objective of the LVIP SSgA Moderate Index Allocation Fund and LVIP SSgA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP SSgA Moderately Aggressive Index Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates– Each Fund is an investment company in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSgA Allocation Funds–33

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of each Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, and LVIP SSgA Conservative Structured Allocation Fund to the extent that the Funds’ total annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of each Fund’s average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management Inc. (SSgA) provides consulting services to LIAC, but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSgA under the consulting agreement.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Administration fees	$3,002	$8,817	$8,144	$8,385	$38,125	$18,720
Legal fees	830	2,438	2,250	2,316	10,511	5,171

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, each Fund reimbursed Lincoln Life for the cost of these services as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Trading operation fees	$534	$1,592	$1,467	$1,505	$6,832	$3,369

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP SSgA Allocation Funds–34

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014 , the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Expense reimbursement from/(to) LIAC	$2,651	$—	$—	$—	$—	$—
Management fees payable to LIAC	9,927	30,162	27,734	26,775	117,687	60,855
Distribution fees payable to LFD	14,104	43,661	37,475	42,899	188,914	95,660

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Purchases	$18,423,005	$55,437,166	$51,202,424	$34,053,315	$97,570,194	$82,068,772
Sales	11,894,932	20,063,247	24,719,116	32,589,087	137,417,565	53,631,735

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Cost of investments	$71,122,418	$210,412,145	$190,827,023	$193,871,515	$836,937,776	$427,170,959

Aggregate unrealized appreciation	$8,079,746	$31,847,333	$32,469,904	$22,226,785	$114,482,592	$72,292,308
Aggregate unrealized depreciation	(1,652,442)	(3,722,908)	(3,998,349)	(5,731,237)	(24,458,076)	(19,981,559)

Net unrealized appreciation	$6,427,304	$28,124,425	$28,471,555	$16,495,548	$90,024,516	$52,310,749

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP SSgA Allocation Funds–35

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Investment Companies	$77,549,722	$238,536,570	$219,298,578	$210,367,063	$926,962,292	$479,481,708

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Year Ended December 31, 2014
Ordinary income	$1,657,214	$5,059,753	$4,848,240	$4,781,419	$26,564,113	$14,074,587
Long-term capital gains	65,234	43,994	175,224	2,535,514	4,622,376	3,984,032

	$1,722,448	$5,103,747	$5,023,464	$7,316,933	$31,186,489	$18,058,619

Year Ended December 31, 2013
Ordinary income	$891,405	$2,344,400	$2,244,229	$3,599,578	$18,878,362	$9,211,022
Long-term capital gains	—	—	—	68,809	710,932	947,729

Total	$891,405	$2,344,400	$2,244,229	$3,668,387	$19,589,294	$10,158,751

LVIP SSgA Allocation Funds–36

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Shares of beneficial interest	$70,893,121	$209,936,976	$190,191,109	$192,365,482	$830,494,618	$425,067,893
Undistributed ordinary income	117,482	—	—	—	—	—
Undistributed long-term capital gains	85,468	373,546	292,789	1,415,098	6,037,641	1,956,723
Unrealized appreciation	6,427,304	28,124,425	28,471,555	16,495,548	90,024,516	52,310,749

Net assets	$77,523,375	$238,434,947	$218,955,453	$210,276,128	$926,556,775	$479,335,365

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the underlying Funds, redesignation of dividends and distributions and pass-through consent dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Funds recorded the following reclassifications:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Undistributed net investment income	$136,307	$679,789	$784,020	$1,125,154	$6,361,570	$3,628,595
Accumulated net realized loss	(136,307)	(679,789)	(784,020)	(1,125,154)	(6,361,570)	(3,628,595)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP SSgA Conservative Index Allocation Fund		LVIP SSgA Moderate Index Allocation Fund		LVIP SSgA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Standard Class	391,002	483,441	1,636,945	743,483	1,748,968	1,154,757
Service Class	1,171,675	2,164,077	2,800,520	4,167,287	1,595,919	3,582,133
Shares issued upon reinvestment of dividends and distributions:
Standard Class	22,791	8,837	55,982	12,602	76,393	19,779
Service Class	117,171	65,651	329,952	169,655	297,123	151,171

	1,702,639	2,722,006	4,823,399	5,093,027	3,718,403	4,907,840

Shares redeemed:
Standard Class	(54,427)	(49,796)	(177,943)	(65,963)	(166,875)	(134,414)
Service Class	(1,059,777)	(2,281,500)	(1,956,191)	(2,282,291)	(1,578,177)	(2,374,902)

	(1,114,204)	(2,331,296)	(2,134,134)	(2,348,254)	(1,745,052)	(2,509,316)

Net increase	588,435	390,710	2,689,265	2,744,773	1,973,351	2,398,524

LVIP SSgA Allocation Funds–37

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares (continued)

	LVIP SSgA Conservative Structured Allocation Fund		LVIP SSgA Moderate Structured Allocation Fund		LVIP SSgA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Standard Class	547,800	285,138	1,484,016	1,387,065	1,150,403	754,782
Service Class	2,086,057	2,131,205	4,310,500	31,259,421	3,875,722	4,127,155
Shares issued upon reinvestment of dividends and distributions:
Standard Class	26,283	6,616	107,624	36,975	82,284	26,670
Service Class	586,008	308,158	2,340,863	1,545,579	1,300,430	771,554

	3,246,148	2,731,117	8,243,003	34,229,040	6,408,839	5,680,161

Shares redeemed:
Standard Class	(221,671)	(9,648)	(199,030)	(135,966)	(157,507)	(48,392)
Service Class	(2,714,606)	(4,107,374)	(10,770,288)	(9,664,272)	(3,813,063)	(4,523,639)

	(2,936,277)	(4,117,022)	(10,969,318)	(9,800,238)	(3,970,570)	(4,572,031)

Net increase (decrease)	309,871	(1,385,905)	(2,726,315)	24,428,802	2,438,269	1,108,130

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Allocation Funds–38

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Index Allocation Funds

LVIP SSgA Structured Allocation Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (six of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 2, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (six of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 2, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP SSgA Allocation Funds–39

LVIP SSgA Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP SSgA Conservative Index Allocation Fund	3.79%	96.21%	100.00%
LVIP SSgA Moderate Index Allocation Fund	0.86%	99.14%	100.00%
LVIP SSgA Moderately Aggressive Index Allocation Fund	3.49%	96.51%	100.00%
LVIP SSgA Conservative Structured Allocation Fund	34.65%	65.35%	100.00%
LVIP SSgA Moderate Structured Allocation Fund	14.82%	85.18%	100.00%
LVIP SSgA Moderately Aggressive Structured Allocation Fund	22.06%	77.94%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one and three year periods, as applicable, ended June 30, 2014.

The Board reviewed the LVIP SSgA Conservative Index Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Conservative Index Allocation composite). The Board noted that the Fund’s total return was the same as the median return of the Morningstar peer group and below the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered LIAC’s view that underperformance was primarily attributable to the expenses of the underlying index funds. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderate Index Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderate

LVIP SSgA Allocation Funds–40

LVIP SSgA Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

Index Allocation composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one and three year periods. The Board noted LIAC’s explanation that underperformance was primarily attributable to the expenses of the underlying index funds. The Board considered LIAC’s view that it remained comfortable with the Fund’s strategy. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderately Aggressive Index Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderately Aggressive Index Allocation composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period and below the median return of the Morningstar performance peer group and the benchmark index for the three year period. The Board noted LIAC’s explanation that underperformance was primarily attributable to the expenses of the underlying index funds. The Board considered LIAC’s view that it remained comfortable with the Fund’s strategy. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Conservative Structured Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Conservative Structured Allocation composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered LIAC’s view that under performance for the three year period was primarily attributable to the under performance of the underlying funds. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderate Structured Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderate Structured Allocation composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered LIAC’s view that under performance for the three year period was primarily attributable to the under performance of the underlying funds. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderately Aggressive Structured Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderately Aggressive Structured Allocation composite). The Board noted that the Fund’s total return was above the median of the Morningstar peer group and the benchmark index for the one year period and below the median of the Morningstar peer group and the benchmark index for the three year period. The Board considered LIAC’s view that underperformance for the three year period was primarily attributable to the underperformance of the underlying funds. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each of the Funds through April 30, 2015 and an expense limitation for the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, and LVIP Moderate Index Allocation Fund through April 30, 2015. The Board noted that the investment management fees for each Fund, without giving effect to the advisory fee waiver, were above the median investment management fee of the respective Morningstar peer group and, giving effect to the advisory fee waiver, were below the median of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, as applicable, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund and an expense limitation for the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, and LVIP Moderate Index Allocation Fund through April 30, 2015 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

LVIP SSgA Allocation Funds–41

LVIP SSgA Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of each Fund.

LVIP SSgA Allocation Funds–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SSgA Allocation Funds–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA Allocation Funds–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Funds’ day-to-day operations.

LVIP SSgA Allocation Funds–45

LVIP SSgA Bond Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP SSgA Bond Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Bond Index Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 5.75% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned 5.97%.

U.S. Treasuries found unexpected support this year, providing their highest returns since 2011. Even as the Federal Reserve concluded its 6 year bond purchase program and the U.S. economic fundamental picture showing vast improvements over the course of the year, risk-averse investors sought out the safety of the U.S. Treasury market amidst global sluggishness and increased volatility. As of December 31, 2014, the Barclays Capital U.S. Aggregate Bond Index was comprised of 35.82% U.S. Treasury Securities, 9.51% Government-Related Securities, 31.40% Securitized Securities and 23.27% Corporate Securities. The respective total returns for each of these components for the year came in at 5.05%, 6.14%, 5.88% and 7.46%, while the excess returns for the Government-Related sector were 0.75%, 0.44% for the Securitized Sector and -0.48% for the Corporate sector.

2014 was an unexpected year for U.S. fixed income as treasuries posted their biggest returns since 2011, bolstered by a global slowdown and low inflation, even as the U.S. economy displayed signs of healthy growth from mid-year onward. Conversely, the year didn’t begin as it ended, starting off with weak employment reports and a dismal Q1 GDP number that fell from an already revised -1.0% to an awful -2.9%. Things quickly changed however, with a clearer growth picture showing better GDP and employment prints. The Federal Reserve also weighed in on the situation, showing patience with any possible rate increases over the course of the year but notably ending the QE program that began in 2008. It was a series of geopolitical events over the course of 2014 that provided support for U.S. Treasuries as tensions between Russia and Ukraine peaked in Q2, the U.S. began airstrikes in Syria to battle ISIS and the Scottish independence referendum caused investor uneasiness in Q3. The relatively higher yields on U.S. Treasuries versus other countries such as Germany and Japan also assisted in the rally as spreads between the U.S. generic 10 year Treasury and its G7 peers hit 101 bps, the most since November 2006.

Factors that contributed to tracking error volatility include fees, sampling error, and transaction costs. The Fund seeks to match the returns of the Barclays Capital U.S. Aggregate Bond Index. As a result, we seek to maintain a portfolio which matches all of the major characteristics of the index, including sector, quality, yield and duration.

The Fund uses a stratified sampling approach to match the index major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above its benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark, Barclays Capital U.S. Aggregate Bond Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Michael J. Burnell

Peter Breault

Marc Di Cosimo

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Bond Index Fund–1

LVIP SSgA Bond Index Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/08 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Bond Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,150 for the Standard Class shares and $12,933 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $13,593. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 5.75%
Five Years	+ 4.02%
Inception (5/1/08)	+ 4.19%

Service Class Shares
One Year	+ 5.49%
Five Years	+ 3.76%
Inception (5/1/08)	+ 3.93%

1

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSgA Bond Index Fund–2

LVIP SSgA Bond Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,018.50	0.32%	$1.63
Service Class Shares	1,000.00	1,017.20	0.57%	2.90
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.59	0.32%	$1.63
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Bond Index Fund–3

LVIP SSgA Bond Index Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Mortgage-Backed Securities	28.71%
Agency Obligations	2.97%
Commercial Mortgage-Backed Securities	1.99%
Corporate Bonds	24.61%
Aerospace & Defense	0.36%
Air Freight & Logistics	0.08%
Airlines	0.07%
Auto Components	0.04%
Automobiles	0.06%
Beverages	0.54%
Biotechnology	0.27%
Building Products	0.03%
Capital Markets	2.12%
Chemicals	0.50%
Commercial Banks	2.41%
Commercial Services & Supplies	0.11%
Communications Equipment	0.15%
Computers & Peripherals	0.29%
Construction & Engineering	0.03%
Consumer Finance	0.68%
Containers & Packaging	0.04%
Diversified Consumer Services	0.06%
Diversified Financial Services	2.04%
Diversified Telecommunication Services	1.11%
Electric Utilities	1.39%
Electrical Equipment	0.02%
Electronic Equipment, Instruments & Components	0.04%
Energy Equipment & Services	0.27%
Food & Staples Retailing	0.50%
Food Products	0.36%
Gas Utilities	0.13%
Health Care Equipment & Supplies	0.34%
Health Care Providers & Services	0.49%
Hotels, Restaurants & Leisure	0.15%
Household Durables	0.15%
Independent Power Producers & Energy Traders	0.08%
Industrial Conglomerates	0.17%
Insurance	0.87%
Internet & Catalog Retail	0.07%
Internet Software & Services	0.10%
IT Services	0.21%
Leisure Equipment & Products	0.02%
Life Sciences Tools & Services	0.08%
Machinery	0.27%
Media	1.08%
Metals & Mining	0.54%
Multiline Retail	0.16%

Security Type/Sector	Percentage of Net Assets
Multi-Utilities	0.27%
Office Electronics	0.04%
Oil, Gas & Consumable Fuels	2.61%
Paper & Forest Products	0.10%
Personal Products	0.04%
Pharmaceuticals	0.83%
Real Estate Investment Trusts	0.67%
Real Estate Management & Development	0.02%
Road & Rail	0.33%
Semiconductors & Semiconductor Equipment	0.17%
Software	0.29%
Specialty Retail	0.26%
Textiles, Apparel & Luxury Goods	0.02%
Thrift & Mortgage Finance	0.01%
Tobacco	0.25%
Trading Companies & Distributors	0.02%
Wireless Telecommunication Services	0.20%
Municipal Bonds	0.90%
Non-Agency Asset-Backed Securities	0.49%
Regional Bonds	0.31%
Sovereign Bonds	1.66%
Supranational Banks	1.64%
U.S. Treasury Obligations	35.94%
Money Market Fund	3.56%
Total Value of Securities	102.78%
Liabilities Net of Receivables and Other Assets	(2.78%)
Total Net Assets	100.00%

LVIP SSgA Bond Index Fund–4

LVIP SSgA Bond Index Fund

Statement of Net Assets

December 31, 2014

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–28.71%
Fannie Mae ARM
•2.285% 7/1/38	198,707	$213,170
•2.335% 9/1/37	249,489	269,021
•2.449% 3/1/37	382,172	411,440
•2.855% 11/1/35	320,621	335,311
•2.912% 11/1/41	225,908	237,759
•3.289% 6/1/41	2,691,111	2,834,247
•3.293% 1/1/41	1,899,341	1,995,090
Fannie Mae S.F. 10 yr
4.00% 8/1/19	83,110	88,041
4.00% 6/1/20	388,499	411,607
4.00% 5/1/23	226,308	239,777
5.50% 11/1/15	1,090	1,150
6.00% 3/1/16	63,168	64,532
6.00% 10/1/16	66,956	69,203
6.00% 12/1/17	29,222	30,137
6.00% 9/1/18	13,092	13,911
Fannie Mae S.F. 15 yr
2.50% 10/1/27	1,673,901	1,708,864
2.50% 3/1/28	3,833,740	3,913,741
2.50% 4/1/28	4,228,361	4,314,159
2.50% 7/1/28	862,932	880,385
2.50% 9/1/28	1,744,715	1,779,978
2.50% 10/1/28	5,426,126	5,531,900
3.00% 11/1/26	3,546,738	3,696,090
3.00% 6/1/27	895,140	932,813
3.00% 8/1/27	1,654,365	1,723,984
3.00% 9/1/27	6,808,776	7,095,462
3.00% 10/1/27	981,517	1,022,835
3.00% 12/1/27	306,684	319,606
3.50% 11/1/25	957,131	1,012,603
3.50% 12/1/25	2,292,311	2,433,232
3.50% 12/1/26	1,381,790	1,461,900
3.50% 1/1/27	1,899,146	2,007,930
3.50% 10/1/29	3,416,709	3,616,137
4.00% 7/1/18	133,704	141,651
4.00% 8/1/18	83,552	88,528
4.00% 5/1/20	2,855,692	3,026,020
4.00% 4/1/24	185,301	197,408
4.00% 5/1/24	351,922	374,737
4.00% 6/1/24	446,917	476,222
4.00% 7/1/24	184,123	196,219
4.00% 10/1/24	13,734	14,628
4.00% 12/1/24	518,262	551,182
4.00% 1/1/25	708,562	761,473
4.00% 3/1/25	791,046	850,315
4.00% 5/1/25	318,305	339,088
4.00% 7/1/25	6,304	6,695
4.00% 8/1/25	24,864	26,570
4.00% 9/1/25	266,223	285,071
4.00% 10/1/25	336,306	359,446
4.00% 1/1/26	9,815	10,430
4.00% 3/1/26	802,645	859,110

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.00% 5/1/26	9,073	$9,715
4.00% 7/1/26	787,968	841,854
4.50% 2/1/23	141,237	150,305
4.50% 4/1/23	14,587	15,673
4.50% 5/1/23	18,407	19,794
4.50% 6/1/23	473,134	508,621
4.50% 11/1/23	21,398	22,973
4.50% 1/1/24	4,920	5,168
4.50% 2/1/24	4,574	4,856
4.50% 3/1/24	7,142	7,716
4.50% 4/1/24	202,265	217,592
4.50% 5/1/24	381,305	410,110
4.50% 7/1/24	320,019	345,880
4.50% 8/1/24	455,450	492,318
4.50% 11/1/24	197,640	213,259
4.50% 4/1/25	343,795	371,584
4.50% 5/1/25	31,016	33,470
4.50% 6/1/25	8,446	9,105
5.00% 6/1/19	1,878	1,982
5.00% 4/1/23	37,781	40,795
5.00% 6/1/23	696,352	755,886
5.00% 9/1/23	320,478	346,192
5.00% 11/1/23	193,783	209,265
5.00% 12/1/23	191,044	207,767
5.00% 3/1/25	79,006	86,478
5.00% 6/1/25	3,747	4,090
5.50% 12/1/18	159,865	168,819
5.50% 3/1/20	286,025	302,042
5.50% 4/1/22	73,351	79,864
5.50% 7/1/22	94,191	102,884
6.00% 12/1/18	12	12
6.00% 6/1/20	10,781	11,537
6.00% 8/1/22	21,246	23,352
6.00% 9/1/22	70,425	77,677
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/30	1,000,000	1,018,125
3.00% 1/1/30	5,000,000	5,197,071
Fannie Mae S.F. 20 yr
3.00% 11/1/34	2,353,388	2,419,977
3.00% 12/1/34	1,773,786	1,824,039
3.50% 6/1/34	7,454,112	7,837,935
3.50% 7/1/34	9,301,737	9,780,754
6.50% 12/1/17	385	438
Fannie Mae S.F. 30 yr
3.00% 9/1/42	2,673,299	2,709,810
3.00% 10/1/42	3,878,031	3,930,947
3.00% 11/1/42	2,619,239	2,654,946
3.00% 12/1/42	2,422,734	2,455,824
3.00% 1/1/43	5,248,077	5,319,646
3.00% 3/1/43	11,187,326	11,335,671
3.00% 4/1/43	2,803,578	2,840,754

LVIP SSgA Bond Index Fund–5

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 5/1/43	1,835,154	$1,859,224
3.00% 6/1/43	7,983,291	8,086,797
3.00% 8/1/43	6,115,555	6,194,146
3.50% 10/1/40	1,256,546	1,311,598
3.50% 12/1/40	667,540	697,334
3.50% 2/1/41	1,151,665	1,202,597
3.50% 8/1/42	923,524	964,201
3.50% 9/1/42	9,758,578	10,184,763
3.50% 10/1/42	5,710,218	5,959,723
3.50% 11/1/42	2,103,568	2,195,425
3.50% 1/1/43	3,873,786	4,042,659
3.50% 7/1/43	8,181,171	8,537,819
3.50% 10/1/44	4,458,672	4,653,042
4.00% 1/1/39	60,884	65,056
4.00% 2/1/39	115,044	122,926
4.00% 3/1/39	4,772	5,099
4.00% 4/1/39	419,514	448,257
4.00% 6/1/39	188,724	201,655
4.00% 8/1/39	701,027	752,428
4.00% 9/1/39	888,161	957,615
4.00% 11/1/39	58,967	63,007
4.00% 12/1/39	1,500,100	1,602,880
4.00% 1/1/40	632,877	676,295
4.00% 5/1/40	319,756	341,665
4.00% 8/1/40	128,767	137,617
4.00% 9/1/40	252,202	269,482
4.00% 10/1/40	1,129,297	1,206,867
4.00% 11/1/40	1,584,219	1,692,985
4.00% 12/1/40	2,413,323	2,590,384
4.00% 1/1/41	6,452,957	6,895,175
4.00% 2/1/41	1,475,650	1,576,764
4.00% 3/1/41	37,062	39,601
4.00% 4/1/41	517,011	552,434
4.00% 5/1/41	2,686,570	2,870,641
4.00% 6/1/41	40,000	42,741
4.00% 9/1/41	585,405	625,514
4.00% 10/1/41	327,994	350,466
4.00% 11/1/41	625,280	668,121
4.00% 12/1/41	27,369	29,244
4.00% 1/1/42	22,543	24,088
4.00% 3/1/42	434,110	463,853
4.00% 10/1/43	6,647,508	7,102,962
4.00% 12/1/43	2,358,425	2,520,013
4.00% 7/1/44	5,265,176	5,625,920
4.00% 9/1/44	5,371,957	5,740,017
4.00% 10/1/44	4,721,770	5,045,283
4.50% 8/1/33	38,664	42,151
4.50% 1/1/34	23,273	25,359
4.50% 9/1/35	139,304	151,948
4.50% 2/1/38	52,124	56,620
4.50% 4/1/38	70,901	77,096
4.50% 7/1/38	72,047	78,292

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 11/1/38	271,989	$296,022
4.50% 2/1/39	607,474	659,665
4.50% 3/1/39	496,179	539,037
4.50% 4/1/39	1,590,842	1,734,795
4.50% 5/1/39	606,838	665,597
4.50% 6/1/39	204,362	222,390
4.50% 7/1/39	857,285	932,101
4.50% 9/1/39	419,978	459,647
4.50% 1/1/40	1,312,227	1,441,901
4.50% 2/1/40	2,450,191	2,683,241
4.50% 5/1/40	1,479,582	1,614,338
4.50% 6/1/40	633,427	687,734
4.50% 8/1/40	295,693	321,550
4.50% 9/1/40	810,432	880,382
4.50% 10/1/40	4,595,105	4,997,585
4.50% 11/1/40	766,855	832,938
4.50% 2/1/41	3,219,601	3,498,725
4.50% 4/1/41	39,373	42,789
4.50% 5/1/41	3,959,449	4,303,991
4.50% 6/1/41	426,053	463,046
4.50% 1/1/42	4,260,121	4,634,892
4.50% 9/1/43	2,198,107	2,387,043
5.00% 9/1/33	252,776	280,075
5.00% 4/1/34	940,568	1,041,518
5.00% 7/1/34	592,443	656,009
5.00% 11/1/34	299,463	331,701
5.00% 4/1/35	184,626	204,500
5.00% 6/1/35	303,796	336,369
5.00% 7/1/35	3,529,462	3,908,057
5.00% 9/1/35	60,542	67,089
5.00% 10/1/35	238,708	264,351
5.00% 12/1/35	1,113,259	1,232,417
5.00% 2/1/36	2,529,657	2,799,402
5.00% 3/1/36	142,741	158,019
5.00% 11/1/36	51,034	56,442
5.00% 8/1/37	50,856	56,147
5.00% 4/1/38	320,726	354,091
5.00% 7/1/38	41,535	45,856
5.00% 11/1/38	25,973	28,675
5.00% 8/1/39	1,677,011	1,851,474
5.00% 12/1/39	349,058	385,791
5.00% 1/1/40	756,845	845,258
5.00% 7/1/40	2,851,275	3,164,704
5.00% 9/1/40	852,814	943,917
5.50% 11/1/33	87,548	98,682
5.50% 1/1/34	119,814	134,956
5.50% 5/1/34	153,169	172,059
5.50% 7/1/34	225,819	253,137
5.50% 10/1/34	271,639	306,594
5.50% 9/1/35	153,803	172,147
5.50% 10/1/35	159,473	178,722
5.50% 12/1/35	541,731	605,952

LVIP SSgA Bond Index Fund–6

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 1/1/36	812,169	$911,487
5.50% 4/1/36	2,084,203	2,332,633
5.50% 8/1/36	462,489	517,919
5.50% 1/1/37	659,794	737,355
5.50% 2/1/37	37,050	41,413
5.50% 3/1/37	184,078	205,759
5.50% 5/1/37	248,971	280,459
5.50% 6/1/37	176,983	198,619
5.50% 8/1/37	75,121	83,942
5.50% 11/1/37	2,107	2,354
5.50% 12/1/37	754	843
5.50% 1/1/38	4,443,394	4,967,708
5.50% 2/1/38	127,184	142,119
5.50% 5/1/38	327,389	365,834
5.50% 6/1/38	22,101	24,696
5.50% 7/1/38	181,293	202,582
5.50% 10/1/38	77,791	86,926
5.50% 1/1/39	345,086	385,645
5.50% 5/1/39	744,098	831,477
5.50% 6/1/39	742,538	829,734
5.50% 10/1/39	323,585	361,584
5.50% 7/1/41	609,634	681,223
6.00% 12/1/35	217,188	249,765
6.00% 2/1/36	95,351	108,435
6.00% 6/1/36	60,996	69,322
6.00% 7/1/36	186,194	211,137
6.00% 8/1/36	115,854	131,442
6.00% 9/1/36	161,078	182,913
6.00% 10/1/36	192,948	219,114
6.00% 11/1/36	10,981	12,463
6.00% 1/1/37	129,747	147,436
6.00% 2/1/37	714,762	815,072
6.00% 3/1/37	57,536	65,170
6.00% 4/1/37	7,314	8,280
6.00% 5/1/37	204,138	231,532
6.00% 6/1/37	124,284	141,244
6.00% 8/1/37	257,320	292,088
6.00% 9/1/37	387,331	439,007
6.00% 10/1/37	542,161	614,087
6.00% 11/1/37	138,465	157,031
6.00% 1/1/38	69,842	79,092
6.00% 2/1/38	89,946	102,163
6.00% 4/1/38	7,776	8,817
6.00% 5/1/38	258,645	293,676
6.00% 6/1/38	91,656	103,771
6.00% 8/1/38	104,277	118,061
6.00% 9/1/38	63,774	72,414
6.00% 10/1/38	57,916	65,572
6.00% 11/1/38	50,624	57,316
6.00% 12/1/38	987,391	1,125,012
6.00% 4/1/40	764,924	868,227
6.00% 6/1/40	1,401,940	1,591,989

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.50% 3/1/32	1,275	$1,453
6.50% 7/1/36	133,936	152,530
6.50% 9/1/36	129,657	147,657
6.50% 11/1/36	175,025	209,161
6.50% 9/1/37	23,815	27,745
6.50% 10/1/37	263,363	299,924
6.50% 2/1/38	209,459	238,537
6.50% 3/1/38	508,011	604,230
6.50% 5/1/38	81,784	93,137
6.50% 7/1/38	187,774	213,842
6.50% 10/1/38	199,308	226,977
7.00% 8/1/39	621,469	741,096
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/45	1,000,000	1,011,563
3.50% 1/1/45	13,900,000	14,489,666
4.00% 1/1/45	13,100,000	13,981,026
4.50% 1/1/45	1,000,000	1,085,469
Freddie Mac ARM
•2.283% 11/1/37	207,139	221,038
•2.295% 9/1/37	426,456	459,460
•3.515% 9/1/40	981,057	1,051,961
•3.693% 8/1/40	515,484	543,869
•5.983% 6/1/36	75,559	79,218
Freddie Mac S.F. 15 yr
2.50% 4/1/28	191,770	195,463
2.50% 7/1/28	560,501	571,282
2.50% 8/1/28	4,413,827	4,498,718
2.50% 9/1/28	3,232,509	3,294,678
2.50% 10/1/28	4,464,154	4,550,027
2.50% 10/1/29	2,959,481	3,013,781
3.00% 11/1/26	4,492,420	4,674,650
3.00% 2/1/27	403,952	420,355
3.00% 3/1/27	2,056,574	2,138,550
3.00% 4/1/27	1,717,511	1,787,205
3.00% 11/1/27	764,059	794,918
3.00% 2/1/29	1,843,488	1,918,481
3.50% 12/1/25	2,274,012	2,415,931
3.50% 3/1/26	1,716,337	1,814,464
4.00% 2/1/24	119,508	126,917
4.00% 8/1/24	181,882	193,694
4.00% 2/1/25	247,754	264,643
4.00% 7/1/25	743,163	793,699
4.00% 4/1/26	1,561,683	1,671,836
4.50% 1/1/15	225	237
4.50% 2/1/15	753	790
4.50% 8/1/15	771	809
4.50% 3/1/18	129,014	135,455
4.50% 4/1/18	112,119	117,734
4.50% 10/1/18	42,394	44,507
4.50% 11/1/18	173,229	181,950
4.50% 12/1/18	82,058	86,331

LVIP SSgA Bond Index Fund–7

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
4.50% 1/1/19	81,069	$85,292
4.50% 2/1/19	96,931	101,982
4.50% 7/1/19	146,593	154,285
4.50% 12/1/19	51,851	54,554
4.50% 4/1/21	43,185	45,459
4.50% 6/1/24	8,618	9,312
4.50% 7/1/24	305,999	330,450
4.50% 8/1/24	143,420	154,928
4.50% 11/1/24	268,593	290,050
4.50% 5/1/25	106,113	114,445
5.00% 10/1/17	9,931	10,434
5.00% 4/1/18	218,473	229,831
5.00% 4/1/23	186,425	202,900
5.00% 1/1/25	26,797	28,190
5.00% 3/1/25	99,966	108,718
5.50% 12/1/15	12,823	13,563
5.50% 11/1/16	120,307	127,246
5.50% 11/1/17	14,104	14,918
5.50% 4/1/18	66,420	70,251
6.00% 11/1/23	125,788	138,435
Freddie Mac S.F. 30 yr
3.00% 10/1/42	2,634,123	2,666,514
3.00% 1/1/43	5,673,464	5,743,028
3.00% 3/1/43	6,752,917	6,833,939
3.00% 4/1/43	4,498,021	4,551,284
3.00% 7/1/43	1,818,875	1,839,860
3.00% 8/1/43	730,824	739,271
3.00% 10/1/43	2,187,763	2,213,287
3.50% 2/1/42	3,630,178	3,781,718
3.50% 5/1/42	3,459,930	3,603,201
3.50% 10/1/42	3,405,532	3,545,489
3.50% 2/1/43	1,966,062	2,049,272
3.50% 5/1/43	2,651,107	2,759,494
3.50% 8/1/43	4,991,712	5,195,791
3.50% 2/1/44	1,890,707	1,968,005
3.50% 3/1/44	141,409	147,190
3.50% 6/1/44	2,415,733	2,514,496
3.50% 8/1/44	2,455,625	2,556,019
4.00% 5/1/39	276,226	294,800
4.00% 5/1/39	248,780	265,508
4.00% 2/1/40	166,411	177,724
4.00% 5/1/40	297,099	317,394
4.00% 8/1/40	74,045	79,057
4.00% 9/1/40	649,548	693,505
4.00% 10/1/40	2,367,028	2,527,001
4.00% 11/1/40	5,044,852	5,391,033
4.00% 12/1/40	2,417,791	2,580,969
4.00% 2/1/41	2,051,033	2,197,183
4.00% 12/1/41	3,281,552	3,502,205
4.00% 1/1/42	856,936	914,557
4.00% 3/1/42	187,759	200,439
4.00% 4/1/42	4,920,361	5,258,871

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.00% 6/1/42	18,610	$19,861
4.00% 5/1/44	6,666,448	7,116,702
4.50% 2/1/39	105,814	114,625
4.50% 4/1/39	48,705	52,763
4.50% 5/1/39	189,409	207,870
4.50% 6/1/39	1,411,970	1,543,939
4.50% 7/1/39	325,410	352,614
4.50% 9/1/39	1,059,414	1,170,331
4.50% 10/1/39	1,065,134	1,158,856
4.50% 1/1/40	2,574,170	2,825,184
4.50% 2/1/40	1,555,216	1,706,854
4.50% 7/1/40	282,791	306,901
4.50% 9/1/40	1,459,030	1,601,415
4.50% 2/1/41	5,541,277	6,064,330
4.50% 3/1/41	665,384	725,444
4.50% 9/1/41	1,802,292	1,953,873
5.00% 10/1/34	392,932	435,651
5.00% 2/1/35	76,343	84,540
5.00% 8/1/35	158,409	175,339
5.00% 10/1/35	73,054	80,750
5.00% 11/1/35	30,538	33,704
5.00% 12/1/35	256,860	283,941
5.00% 2/1/37	184,516	203,393
5.00% 4/1/37	200,401	220,951
5.00% 5/1/37	204,034	225,073
5.00% 12/1/37	658,192	725,553
5.00% 1/1/38	8,651	9,536
5.00% 4/1/38	6,846	7,546
5.00% 6/1/38	370,345	408,233
5.00% 7/1/38	43,708	48,179
5.00% 9/1/38	18,077	19,926
5.00% 10/1/38	356,497	392,969
5.00% 12/1/38	1,043,461	1,150,214
5.00% 1/1/39	88,968	98,070
5.00% 2/1/39	1,641,203	1,809,108
5.00% 3/1/39	592,198	660,856
5.00% 8/1/39	173,243	193,438
5.00% 9/1/39	1,041,654	1,154,571
5.00% 1/1/40	965,301	1,070,064
5.00% 5/1/40	413,102	458,118
5.00% 6/1/40	2,247,916	2,500,199
5.00% 9/1/40	225,035	248,058
5.00% 3/1/41	634,127	704,994
5.50% 8/1/33	82,089	92,426
5.50% 6/1/34	191,798	216,117
5.50% 6/1/35	128,197	144,717
5.50% 11/1/35	246,490	276,271
5.50% 1/1/37	115,333	128,796
5.50% 5/1/37	144,587	161,782
5.50% 7/1/37	72,236	81,209
5.50% 1/1/38	646,770	722,965
5.50% 2/1/38	147,487	164,769

LVIP SSgA Bond Index Fund–8

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.50% 5/1/38	968,725	$1,089,108
5.50% 6/1/38	39,114	43,788
5.50% 8/1/38	141,687	159,679
5.50% 12/1/38	151,798	170,686
5.50% 8/1/39	225,748	254,131
5.50% 12/1/39	756,378	846,241
5.50% 3/1/40	665,182	743,863
5.50% 4/1/40	1,521,738	1,703,313
5.50% 5/1/40	540,448	604,721
5.50% 6/1/41	127,562	142,840
6.00% 11/1/28	24,199	27,705
6.00% 7/1/33	22,668	25,939
6.00% 8/1/36	38,764	43,820
6.00% 11/1/36	108,303	122,525
6.00% 4/1/37	1,730	1,968
6.00% 5/1/37	226,544	256,219
6.00% 8/1/37	440,837	498,663
6.00% 9/1/37	274,286	311,245
6.00% 10/1/37	78,091	88,629
6.00% 11/1/37	395,430	446,894
6.00% 12/1/37	28,594	32,403
6.00% 1/1/38	318,800	360,354
6.00% 4/1/38	21,570	24,378
6.00% 6/1/38	54,830	61,988
6.00% 7/1/38	76,797	86,829
6.00% 8/1/38	114,630	129,616
6.00% 9/1/38	53,686	60,719
6.00% 10/1/38	162,348	183,404
6.00% 11/1/38	21,669	24,504
6.00% 3/1/39	67,919	76,730
6.00% 5/1/40	1,914,895	2,166,192
6.50% 11/1/36	329,769	377,584
6.50% 8/1/37	179,174	212,023
6.50% 10/1/37	39,161	46,673
6.50% 6/1/38	78,813	89,545
6.50% 4/1/39	185,380	210,622
Freddie Mac S.F. 30 yr TBA
3.50% 1/1/45	7,000,000	7,278,359
GNMA I S.F. 30 yr
3.00% 9/15/42	2,427,105	2,485,759
3.00% 11/15/42	2,094,883	2,145,508
3.00% 12/15/42	643,226	658,770
3.50% 10/15/40	400,987	421,537
3.50% 1/15/41	149,705	157,441
3.50% 7/15/41	97,995	103,456
3.50% 10/15/41	1,191,942	1,253,169
3.50% 3/15/42	93,027	97,794
3.50% 6/15/42	4,544,961	4,777,875
3.50% 7/15/42	1,853,427	1,948,409
3.50% 10/15/42	585,151	615,138
3.50% 4/15/43	1,550,960	1,630,442
4.00% 6/15/39	160,528	172,374

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
4.00% 7/15/39	242,795	$260,712
4.00% 8/15/39	194,433	208,781
4.00% 8/15/40	1,085,842	1,166,728
4.00% 10/15/40	974,341	1,053,932
4.00% 12/15/40	1,318,317	1,432,524
4.00% 1/15/41	1,316,120	1,430,023
4.00% 9/15/41	2,127,054	2,284,018
4.50% 2/15/39	355,178	388,620
4.50% 3/15/39	1,935,307	2,116,907
4.50% 4/15/39	172,414	188,557
4.50% 5/15/39	162,465	179,490
4.50% 6/15/39	590,713	645,851
4.50% 7/15/39	752,432	822,627
4.50% 8/15/39	123,105	134,589
4.50% 9/15/39	665,038	727,788
4.50% 10/15/39	1,553,744	1,723,253
4.50% 11/15/39	978,391	1,073,985
4.50% 12/15/39	433,118	474,635
4.50% 1/15/40	1,998,025	2,197,610
4.50% 4/15/40	543,888	595,248
4.50% 5/15/40	608,861	673,155
4.50% 6/15/40	1,440,607	1,588,431
4.50% 8/15/40	587,350	643,484
4.50% 9/15/40	391,901	431,619
4.50% 1/15/41	491,707	540,954
4.50% 2/15/41	3,330,871	3,662,803
4.50% 3/15/41	459,791	503,814
4.50% 6/15/41	408,067	447,066
4.50% 7/15/41	53,405	58,500
5.00% 3/15/35	107,218	118,119
5.00% 3/15/38	37,796	41,641
5.00% 4/15/38	39,076	43,096
5.00% 5/15/38	6,266	6,905
5.00% 8/15/38	28,274	31,150
5.00% 11/15/38	58,686	64,728
5.00% 1/15/39	384,233	424,973
5.00% 4/15/39	399,574	441,427
5.00% 5/15/39	1,585,137	1,749,411
5.00% 6/15/39	1,406,552	1,561,258
5.00% 9/15/39	3,028,031	3,361,541
5.00% 10/15/39	255,850	283,815
5.00% 11/15/39	675,897	751,114
5.00% 1/15/40	2,011,950	2,231,806
5.00% 2/15/40	857,897	953,281
5.00% 4/15/40	673,827	745,339
5.00% 7/15/40	709,597	788,907
5.50% 10/15/33	362,494	408,152
5.50% 4/15/37	88,212	98,947
5.50% 7/15/37	45,014	50,274
5.50% 1/15/38	556,691	622,021
5.50% 2/15/38	406,361	455,822
5.50% 7/15/38	162,027	181,607

LVIP SSgA Bond Index Fund–9

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
5.50% 8/15/38	69,631	$77,768
5.50% 9/15/38	810,914	905,651
5.50% 12/15/38	602,807	673,237
5.50% 1/15/39	303,948	339,708
5.50% 5/15/39	440,854	492,364
5.50% 7/15/39	8,667	9,666
5.50% 10/15/39	472,803	528,048
5.50% 12/15/39	145,308	162,287
5.50% 4/15/40	866,172	973,993
5.50% 2/15/41	120,919	135,049
6.00% 5/15/37	232,269	268,065
6.00% 1/15/38	173,554	196,230
6.00% 3/15/38	9,170	10,366
6.00% 5/15/38	380,430	430,922
6.00% 7/15/38	222,684	251,695
6.00% 8/15/38	263,122	297,485
6.00% 10/15/38	250,177	282,885
6.00% 11/15/38	160,054	180,937
6.00% 12/15/38	263,588	297,993
6.00% 1/15/39	51,026	57,775
6.00% 5/15/39	7,784	8,810
6.00% 6/15/39	6,342	7,175
6.00% 8/15/39	11,890	13,450
6.00% 10/15/39	13,748	15,541
6.00% 6/15/40	7,651	8,661
6.00% 12/15/40	1,226,196	1,386,104
6.50% 3/15/38	10,004	11,416
6.50% 5/15/38	36,167	41,270
6.50% 7/15/38	102,731	117,226
6.50% 8/15/38	3,936	4,492
6.50% 9/15/38	5,742	6,553
6.50% 10/15/38	34,977	39,912
6.50% 2/15/39	296,021	344,808
6.50% 8/15/39	26,541	30,361
GNMA I S.F. 30 yr TBA 4.00% 1/1/45	2,000,000	2,145,602
GNMA II S.F. 30 yr
3.00% 9/20/42	3,307,358	3,386,188
3.00% 11/20/42	1,675,746	1,715,688
3.00% 12/20/42	2,631,770	2,694,497
3.00% 1/20/43	2,571,710	2,633,014
3.00% 2/20/43	3,174,721	3,260,540
3.00% 3/20/43	5,310,426	5,446,959
3.00% 6/20/43	2,257,253	2,311,134
3.00% 9/20/43	3,713,018	3,801,730
3.50% 4/20/42	1,368,169	1,438,455
3.50% 6/20/42	4,022,370	4,229,012
3.50% 10/20/42	1,537,076	1,616,042
3.50% 12/20/42	3,121,458	3,281,823
3.50% 2/20/43	5,442,773	5,722,118
3.50% 3/20/43	3,168,432	3,345,712
3.50% 5/20/43	3,869,639	4,067,679

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.50% 1/20/44	6,017,507	$6,322,988
3.50% 10/20/44	4,974,730	5,229,764
4.00% 5/20/39	1,796,251	1,930,547
4.00% 8/20/40	1,063,784	1,144,118
4.00% 10/20/41	184,002	197,583
4.00% 11/20/41	3,081,365	3,308,337
4.00% 12/20/41	1,272,326	1,365,763
4.00% 5/20/42	2,947,521	3,163,574
4.00% 7/20/42	1,795,480	1,926,881
4.00% 8/20/42	1,343,389	1,441,867
4.00% 8/20/43	2,908,886	3,121,800
4.00% 3/20/44	4,337,592	4,654,034
4.00% 8/20/44	5,813,957	6,243,550
4.50% 7/20/41	4,642,955	5,089,003
4.50% 12/20/43	3,359,130	3,675,108
4.50% 1/20/44	2,879,355	3,150,203
5.00% 4/20/43	2,406,556	2,681,344
GNMA II S.F. 30 yr TBA
3.00% 1/1/45	3,500,000	3,579,187
3.50% 1/1/45	4,500,000	4,723,594
4.00% 1/1/45	1,700,000	1,822,699

Total Agency Mortgage-Backed Securities (Cost $689,961,747)		706,602,957

AGENCY OBLIGATIONS–2.97%
Fannie Mae
0.50% 3/30/16	2,000,000	2,012,080
0.625% 8/26/16	2,000,000	2,000,086
0.875% 10/26/17	750,000	743,867
0.875% 12/20/17	500,000	495,131
0.875% 2/8/18	1,000,000	988,845
0.875% 5/21/18	1,750,000	1,721,473
0.90% 11/7/17	750,000	745,212
1.00% 8/21/17	100,000	99,558
1.00% 10/11/17	2,000,000	1,979,176
1.00% 5/21/18	100,000	98,595
1.25% 1/30/17	3,500,000	3,532,102
1.70% 10/4/19	125,000	124,165
1.75% 1/30/19	1,100,000	1,108,339
1.75% 9/12/19	1,000,000	1,003,154
1.875% 9/18/18	1,000,000	1,016,641
2.375% 4/11/16	2,000,000	2,049,558
2.625% 9/6/24	2,085,000	2,114,221
3.40% 9/27/32	250,000	246,757
4.875% 12/15/16	500,000	540,037
5.00% 3/15/16	1,000,000	1,054,694
5.00% 2/13/17	1,000,000	1,087,428
5.00% 5/11/17	500,000	547,255
5.375% 6/12/17	600,000	663,571
5.625% 7/15/37	100,000	141,058
6.00% 4/18/36	100,000	106,639

LVIP SSgA Bond Index Fund–10

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
6.25% 5/15/29	500,000	$697,707
6.625% 11/15/30	300,000	446,193
7.125% 1/15/30	500,000	763,269
7.25% 5/15/30	500,000	779,451
8.95% 2/12/18	1,000,000	1,230,061
Federal Farm Credit Banks
2.50% 6/20/22	125,000	123,774
4.875% 1/17/17	300,000	324,726
5.125% 8/25/16	100,000	107,427
Federal Home Loan Banks
0.375% 6/24/16	2,500,000	2,494,440
0.875% 5/24/17	500,000	499,255
1.125% 9/28/16	500,000	502,753
1.20% 11/21/18	750,000	738,972
2.25% 9/8/17	500,000	514,831
4.125% 3/13/20	400,000	445,238
4.625% 9/11/20	1,000,000	1,140,904
4.875% 5/17/17	200,000	218,544
5.00% 11/17/17	1,700,000	1,890,300
5.375% 5/18/16	2,000,000	2,133,812
5.375% 5/15/19	1,000,000	1,158,728
5.50% 7/15/36	300,000	412,293
Federal Home Loan Mortgage
0.50% 5/27/16	1,000,000	1,000,236
0.75% 1/12/18	1,000,000	985,943
0.875% 10/14/16	1,100,000	1,104,101
0.875% 3/7/18	1,250,000	1,235,326
1.00% 6/29/17	1,000,000	1,002,338
1.25% 8/1/19	500,000	490,985
1.25% 10/2/19	1,000,000	978,820
1.375% 5/1/20	2,600,000	2,536,726
1.75% 5/30/19	500,000	503,091
2.00% 8/25/16	500,000	512,063
2.00% 7/30/19	100,000	101,354
2.375% 1/13/22	6,500,000	6,571,149
2.50% 5/27/16	500,000	514,239
3.75% 3/27/19	700,000	762,148
4.75% 1/19/16	750,000	784,640
4.875% 6/13/18	1,150,000	1,286,175
5.00% 2/16/17	500,000	544,499
5.00% 4/18/17	1,000,000	1,094,384
5.125% 11/17/17	250,000	278,404
5.25% 4/18/16	1,000,000	1,061,697
5.50% 8/23/17	500,000	558,943
5.625% 11/23/35	100,000	104,183
6.25% 7/15/32	750,000	1,098,193
6.75% 9/15/29	100,000	147,931
6.75% 3/15/31	300,000	451,028
Financing
9.40% 2/8/18	480,000	597,269
10.70% 10/6/17	150,000	188,161

	Principal Amount°	Value (U.S. $)

AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority
3.875% 2/15/21	400,000	$441,129
4.625% 9/15/60	150,000	171,287
4.65% 6/15/35	500,000	603,784
4.70% 7/15/33	200,000	240,839
4.875% 12/15/16	100,000	107,919
5.25% 9/15/39	1,025,000	1,309,828
5.375% 4/1/56	200,000	264,271
5.50% 7/18/17	100,000	111,226
5.88% 4/1/36	75,000	102,652
6.15% 1/15/38	100,000	142,770
7.125% 5/1/30	100,000	148,569

Total Agency Obligations (Cost $70,802,616)		72,980,620

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.99%
Banc of America Commercial Mortgage Trust
Series 2006-6 A3 5.369% 10/10/45	250,000	253,673
Series 2006-6 A4 5.356% 10/10/45	450,000	470,971
•Series 2007-2 A2 5.622% 4/10/49	28,990	28,995
•Series 2007-2 A4 5.612% 4/10/49	400,000	427,990
•Series 2007-3 A4 5.547% 6/10/49	200,000	214,542
Series 2007-5 A4 5.492% 2/10/51	25,000	26,682
Bear Stearns Commercial Mortgage Securities Trust
•Series 2006-PWR12 A4 5.704% 9/11/38	97,762	102,612
Series 2006-PWR13 A4 5.54% 9/11/41	142,383	149,734
Series 2006-TOP24 A4 5.537% 10/12/41	941,731	993,302
•Series 2007-PWR16 A4 5.707% 6/11/40	250,000	269,649
•Series 2007-PWR17 A4 5.694% 6/11/50	500,000	542,329
Series 2007-PWR18 A4 5.70% 6/11/50	360,000	391,303
•Series 2007-TOP28 AM 5.835% 9/11/42	1,075,000	1,177,658
Citigroup Commercial Mortgage Trust
•Series 2007-C6 A4 5.71% 12/10/49	400,000	433,754
Series 2013-GC11 AS 3.422% 4/10/46	770,000	779,939
Series 2013-GC15 A1 1.378% 9/10/46	588,352	588,547
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3 A5 5.617% 10/15/48	444,003	466,667
•COBALT Commercial Mortgage Trust Series 2007-C2 A3 5.484% 4/15/47	426,537	456,473
Commerical Mortgage Pass Through Certificates

•¿Series 2006-C7 A4 5.756% 6/10/46	555,939	582,710
•¿Series 2007-C9 A4 5.796% 12/10/49	500,000	546,125
¿Series 2013-LC6 AM 3.282% 1/10/46	1,000,000	1,004,657
¿Series 2014-CCRE 14 A3 3.955% 2/10/47	545,000	582,083
¿Series 2014-UBS3 A4 3.819% 6/10/47	1,500,000	1,590,084

LVIP SSgA Bond Index Fund–11

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Trust
•Series 2006-C3 A3 5.806% 6/15/38	969,729	$1,013,289
•Series 2007-C3 A4 5.702% 6/15/39	175,025	186,953
•Series 2008-C1 A3 5.97% 2/15/41	200,000	219,235
•Fannie Mae-Aces Series 2014-M1 ASQ2 2.323% 11/25/18	3,000,000	3,055,566
Freddie Mac Multifamily Structured Pass Through Certificates
¿Series K006 A1 3.398% 7/25/19	1,313,144	1,374,926
¿Series K010 A1 3.32% 7/25/20	686,411	717,665
¿Series K025 A1 1.875% 4/25/22	1,492,206	1,485,813
•¿Series K030 A2 3.25% 4/25/23	6,000,000	6,280,674
General Electric Capital Commercial Mortgage Series 2007-C1 A4 5.543% 12/10/49	725,000	770,442
•Goldman Sachs Mortgage Securities II Series 2007-GG10 A4 5.796% 8/10/45	451,415	488,686
Greenwich Capital Commercial Funding
•Series 2006-GG7 A4 5.819% 7/10/38	481,519	503,328
Series 2007-GG11 A4 5.736% 12/10/49	100,000	108,305
•JPMBB Commercial Mortgage Securities Trust Series 2013-C14 A4 4.133% 8/15/46	1,500,000	1,632,373
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2006-CB15 A4 5.814% 6/12/43	210,943	221,138
Series 2006-CB17 A4 5.429% 12/12/43	365,000	383,843
Series 2006-LDP8 A4 5.399% 5/15/45	923,841	972,073
Series 2013-C10 ASB 2.702% 12/15/47	1,000,000	1,012,056
Lehman Brothers-UBS Commercial Mortgage Trust
•Series 2005-C7 A4 5.197% 11/15/30	181,788	183,959
•Series 2006-C4 A4 5.833% 6/15/38	879,797	924,146
Series 2006-C6 A4 5.372% 9/15/39	250,000	264,281
•Series 2007-C6 A4 5.858% 7/15/40	562,203	593,240
•Series 2007-C7 A3 5.866% 9/15/45	695,192	763,774
•Series 2008-C1 A2 6.154% 4/15/41	350,000	385,908
Merrill Lynch Mortgage Trust
•Series 2007-C1 A4 5.835% 6/12/50	255,000	273,884
Series 2008-C1 A4 5.69% 2/12/51	676,214	735,779
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4 A3 5.172% 12/12/49	709,083	750,565
Series 2007-5 A4 5.378% 8/12/48	306,111	325,181
•Series 2007-9 AM 5.856% 9/12/49	1,050,000	1,148,417
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11 A2 3.085% 8/15/46	750,000	779,206
Series 2013-C9 A4 3.102% 5/15/46	725,000	733,289
Morgan Stanley Capital I
•Series 2006-HQ9 AJ 5.793% 7/12/44	500,000	527,285
•Series 2007-HQ12 A4 5.592% 4/12/49	200,000	207,578
•Series 2007-HQ12 A5 5.592% 4/12/49	250,000	266,353
•Series 2007-IQ15 A4 5.908% 6/11/49	241,756	262,861
Series 2007-IQ16 A4 5.809% 12/12/49	1,488,734	1,618,509

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 A4 3.525% 5/10/63	1,000,000	$1,044,102
Wachovia Bank Commercial Mortgage Trust
•Series 2006-C27 AM 5.795% 7/15/45	250,000	266,158
Series 2006-C29 AM 5.339% 11/15/48	750,000	798,751
•Series 2007-C32 A3 5.716% 6/15/49	200,000	214,679
•Series 2007-C33 A5 5.941% 2/15/51	500,000	546,344
Series 2007-C34 A3 5.678% 5/15/46	500,000	540,491
•Wells Fargo Commercial Mortgage Trust Series 2013-LC12 B 4.302% 7/15/46	400,000	423,829
WFRBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	940,000	941,710
•Series 2013-C15 C 4.483% 8/15/46	1,000,000	1,036,786

Total Commercial Mortgage-Backed Securities
(Cost $46,767,528)		49,063,909

CORPORATE BONDS–24.61%
Aerospace & Defense–0.36%
Boeing
4.875% 2/15/20	200,000	225,713
6.00% 3/15/19	100,000	115,519
6.125% 2/15/33	50,000	66,524
6.875% 3/15/39	100,000	146,298
Boeing Capital
2.125% 8/15/16	100,000	101,933
4.70% 10/27/19	300,000	334,309
Embraer Overseas 5.15% 6/15/22	50,000	52,875
General Dynamics
1.00% 11/15/17	100,000	99,061
2.25% 7/15/16	150,000	153,522
2.25% 11/15/22	250,000	241,408
Honeywell International
3.35% 12/1/23	200,000	207,829
4.25% 3/1/21	50,000	56,100
5.00% 2/15/19	100,000	112,197
5.30% 3/1/18	100,000	111,009
5.375% 3/1/41	65,000	81,614
5.70% 3/15/36	150,000	193,050
5.70% 3/15/37	100,000	129,220
L-3 Communications
3.95% 11/15/16	100,000	104,387
3.95% 5/28/24	450,000	454,608
4.75% 7/15/20	100,000	107,524
4.95% 2/15/21	100,000	108,833
Lockheed Martin
3.35% 9/15/21	100,000	103,742
4.07% 12/15/42	279,000	282,708
4.25% 11/15/19	200,000	218,248
4.85% 9/15/41	100,000	112,086
Northrop Grumman
1.75% 6/1/18	150,000	149,045

LVIP SSgA Bond Index Fund–12

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Northrop Grumman (continued)
3.25% 8/1/23	350,000	$353,292
3.50% 3/15/21	100,000	104,247
5.05% 11/15/40	100,000	113,349
Northrop Grumman Systems
7.75% 2/15/31	150,000	210,764
Precision Castparts
1.25% 1/15/18	200,000	197,746
2.50% 1/15/23	200,000	192,930
3.90% 1/15/43	50,000	50,502
Raytheon
2.50% 12/15/22	125,000	122,006
3.125% 10/15/20	200,000	206,832
4.40% 2/15/20	100,000	109,306
4.70% 12/15/41	200,000	223,999
6.40% 12/15/18	50,000	58,405
7.20% 8/15/27	100,000	135,888
Rockwell Collins
3.70% 12/15/23	150,000	156,710
4.80% 12/15/43	100,000	116,131
5.25% 7/15/19	50,000	55,686
United Technologies
1.80% 6/1/17	150,000	152,050
3.10% 6/1/22	409,000	418,003
4.50% 4/15/20	210,000	233,194
4.50% 6/1/42	400,000	437,283
5.375% 12/15/17	150,000	166,866
5.40% 5/1/35	200,000	242,753
6.05% 6/1/36	150,000	198,585
6.125% 2/1/19	250,000	290,521
6.125% 7/15/38	200,000	264,745

		8,881,155

Air Freight & Logistics–0.08%
FedEx
2.625% 8/1/22	55,000	53,946
3.875% 8/1/42	100,000	96,775
4.00% 1/15/24	120,000	127,969
4.10% 4/15/43	100,000	99,819
4.90% 1/15/34	60,000	67,225
8.00% 1/15/19	100,000	121,844
Hunt (J.B.) Transport Services 3.85% 3/15/24	150,000	157,858
United Parcel Service
2.45% 10/1/22	125,000	122,753
3.125% 1/15/21	350,000	365,579
3.625% 10/1/42	75,000	74,020
4.875% 11/15/40	55,000	64,422
5.125% 4/1/19	200,000	224,917
6.20% 1/15/38	255,000	340,270

		1,917,397

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Airlines–0.07%
¿American Airlines Pass Through Trust Series 2013-2 Class A 4.95% 1/15/23	377,587	$404,490
Continental Airlines Pass Through Trust
¿Series 2009-1 9.00% 7/8/16	149,272	164,199
¿Series 2010-1 Class A 4.75% 1/12/21	82,978	88,371
¿Series 2012-1 Class A 4.15% 4/11/24	231,543	237,910
Delta Air Lines Pass Through Trust
¿Series 2009-1 Class A 7.75% 12/17/19	56,451	65,342
¿Series 2010-1 Class A 6.20% 7/2/18	66,439	73,083
¿Series 2010-2 Class A 4.95% 5/23/19	67,827	72,575
¿Hawaiian Airlines Pass Through Certificates Series 2013-1 Class A 3.90% 1/15/26	40,000	39,300
Southwest Airlines
2.75% 11/6/19	50,000	50,286
5.125% 3/1/17	100,000	107,178
¿United Airlines Pass Through Trust Series 2014-2 Class A 3.75% 9/3/26	200,000	201,500
US Airways Pass Through Trust
¿Series 2012-1 Class A 5.90% 10/1/24	44,716	49,858
¿Series 2012-2 Class A 4.625% 6/3/25	90,568	95,097
¿Series 2013-1 Class A 3.95% 11/15/25	97,088	99,030

		1,748,219

Auto Components–0.04%
Delphi 5.00% 2/15/23	300,000	320,994
Johnson Controls
3.625% 7/2/24	107,000	108,145
4.25% 3/1/21	60,000	64,941
4.95% 7/2/64	94,000	97,367
5.00% 3/30/20	100,000	109,873
5.50% 1/15/16	100,000	104,749
5.70% 3/1/41	70,000	83,824
Magna International 3.625% 6/15/24	200,000	200,798

		1,090,691

Automobiles–0.06%
Daimler Finance North America 8.50% 1/18/31	200,000	306,681
Ford Motor
4.75% 1/15/43	400,000	423,715
7.45% 7/16/31	650,000	884,766

		1,615,162

Beverages–0.54%
Anheuser-Busch 6.45% 9/1/37	100,000	131,957
Anheuser-Busch InBev Finance
1.125% 1/27/17	250,000	250,827
1.25% 1/17/18	250,000	247,493
2.625% 1/17/23	150,000	145,866
4.00% 1/17/43	100,000	99,655
4.625% 2/1/44	550,000	600,690

LVIP SSgA Bond Index Fund–13

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
Anheuser-Busch InBev Worldwide
1.375% 7/15/17	500,000	$499,865
2.50% 7/15/22	450,000	438,091
2.875% 2/15/16	45,000	46,040
3.75% 7/15/42	136,000	128,391
4.375% 2/15/21	30,000	32,805
5.375% 1/15/20	400,000	453,560
6.375% 1/15/40	200,000	260,999
7.75% 1/15/19	500,000	606,157
8.20% 1/15/39	200,000	309,768
Beam
1.75% 6/15/18	250,000	247,585
5.375% 1/15/16	9,000	9,412
Bottling Group
5.125% 1/15/19	200,000	223,798
5.50% 4/1/16	250,000	264,590
Brown-Forman
1.00% 1/15/18	250,000	245,465
2.50% 1/15/16	100,000	101,762
3.75% 1/15/43	125,000	123,915
Coca-Cola
1.65% 3/14/18	250,000	251,776
1.80% 9/1/16	245,000	249,188
2.45% 11/1/20	500,000	507,168
2.50% 4/1/23	250,000	245,800
3.15% 11/15/20	170,000	177,962
3.30% 9/1/21	250,000	262,887
5.35% 11/15/17	150,000	166,449
Coca-Cola Enterprises
3.50% 9/15/20	100,000	103,705
4.50% 9/1/21	200,000	220,643
Coca-Cola Femsa
2.375% 11/26/18	200,000	204,142
3.875% 11/26/23	200,000	210,470
Diageo Capital
0.625% 4/29/16	300,000	299,170
1.50% 5/11/17	125,000	125,238
2.625% 4/29/23	350,000	340,926
3.875% 4/29/43	30,000	29,665
4.828% 7/15/20	100,000	111,560
5.50% 9/30/16	100,000	107,666
5.75% 10/23/17	100,000	111,434
5.875% 9/30/36	100,000	125,523
Diageo Investment 8.00% 9/15/22	100,000	132,420
Dr. Pepper Snapple Group
2.00% 1/15/20	66,000	64,554
2.90% 1/15/16	200,000	204,082
6.82% 5/1/18	100,000	115,468
Fomento Economico Mexicano
2.875% 5/10/23	150,000	140,657
4.375% 5/10/43	200,000	187,892
Molson Coors Brewing 5.00% 5/1/42	250,000	272,411

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
PepsiCo
0.70% 2/26/16	187,000	$187,151
1.25% 8/13/17	100,000	99,870
2.75% 3/1/23	250,000	246,415
3.00% 8/25/21	100,000	103,178
3.125% 11/1/20	250,000	259,080
3.60% 3/1/24	779,000	815,351
3.60% 8/13/42	250,000	234,543
4.00% 3/5/42	100,000	101,149
4.50% 1/15/20	100,000	110,283
4.875% 11/1/40	100,000	112,775
5.00% 6/1/18	150,000	165,988
5.50% 1/15/40	150,000	181,322
7.90% 11/1/18	200,000	243,525

		13,298,177

Biotechnology–0.27%
Amgen
2.125% 5/15/17	250,000	253,425
2.20% 5/22/19	650,000	647,671
2.30% 6/15/16	150,000	152,423
2.50% 11/15/16	100,000	102,368
3.625% 5/15/22	100,000	103,108
3.625% 5/22/24	150,000	152,761
3.875% 11/15/21	200,000	211,611
4.10% 6/15/21	100,000	107,469
4.50% 3/15/20	150,000	164,018
5.15% 11/15/41	250,000	282,852
5.65% 6/15/42	200,000	238,847
5.75% 3/15/40	200,000	240,142
6.15% 6/1/18	250,000	284,773
6.375% 6/1/37	100,000	126,277
6.40% 2/1/39	50,000	63,698
6.90% 6/1/38	150,000	199,366
Biogen Idec 6.875% 3/1/18	100,000	115,327
Celgene
2.30% 8/15/18	143,000	144,306
3.25% 8/15/22	250,000	252,031
3.625% 5/15/24	200,000	204,620
3.95% 10/15/20	100,000	105,922
4.00% 8/15/23	100,000	105,445
4.625% 5/15/44	300,000	312,435
Genzyme 5.00% 6/15/20	100,000	112,780
Gilead Sciences
3.50% 2/1/25	670,000	689,114
4.40% 12/1/21	200,000	220,851
4.50% 4/1/21	100,000	111,242
4.50% 2/1/45	80,000	85,863
4.80% 4/1/44	400,000	445,504
5.65% 12/1/41	250,000	310,706

		6,546,955

LVIP SSgA Bond Index Fund–14

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Building Products–0.03%
CRH America
6.00% 9/30/16	150,000	$161,514
8.125% 7/15/18	125,000	149,718
Martin Marietta Materials 4.25% 7/2/24	55,000	56,488
Owens Corning
4.20% 12/15/22	212,000	215,506
7.00% 12/1/36	100,000	124,265

		707,491

Capital Markets–2.12%
Affiliated Managers Group 4.25% 2/15/24	100,000	104,383
Ameriprise Financial
5.30% 3/15/20	200,000	226,580
7.30% 6/28/19	200,000	241,222
Ares Capital
3.875% 1/15/20	30,000	29,948
4.875% 11/30/18	100,000	105,232
Bank of America
4.25% 10/22/26	133,000	132,885
7.75% 5/14/38	200,000	283,359
Bank of New York Mellon
0.70% 3/4/16	150,000	149,898
f1.969% 6/20/17	250,000	253,871
2.10% 8/1/18	500,000	505,797
2.10% 1/15/19	200,000	200,823
2.30% 7/28/16	200,000	204,451
3.55% 9/23/21	200,000	209,401
3.95% 11/18/25	100,000	107,276
4.15% 2/1/21	100,000	109,097
5.45% 5/15/19	100,000	113,481
Bear Stearns
4.65% 7/2/18	100,000	108,450
5.55% 1/22/17	300,000	323,544
7.25% 2/1/18	300,000	346,007
BlackRock
3.375% 6/1/22	150,000	154,927
5.00% 12/10/19	100,000	113,183
6.25% 9/15/17	100,000	112,099
Comerica Bank 5.75% 11/21/16	100,000	108,337
Credit Suisse USA
5.375% 3/2/16	250,000	262,788
5.85% 8/16/16	100,000	107,729
Deutsche Bank
1.40% 2/13/17	300,000	299,529
3.25% 1/11/16	200,000	204,390
3.70% 5/30/24	490,000	498,219
•4.296% 5/24/28	200,000	193,436
6.00% 9/1/17	500,000	555,787
Export-Import Bank of Korea
2.375% 8/12/19	200,000	200,324

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Export-Import Bank of Korea (continued)
3.75% 10/20/16	200,000	$208,966
4.00% 1/11/17	100,000	104,973
4.00% 1/29/21	100,000	107,266
5.00% 4/11/22	250,000	285,429
5.125% 6/29/20	100,000	112,971
Franklin Resources 4.625% 5/20/20	100,000	111,042
FS Investment 4.00% 7/15/19	100,000	99,707
Goldman Sachs Group
2.375% 1/22/18	500,000	505,271
2.55% 10/23/19	750,000	748,099
2.90% 7/19/18	500,000	513,198
3.625% 2/7/16	300,000	307,900
3.625% 1/22/23	450,000	456,471
3.85% 7/8/24	400,000	410,717
5.25% 7/27/21	400,000	451,845
5.35% 1/15/16	150,000	156,567
5.375% 3/15/20	200,000	224,293
5.625% 1/15/17	500,000	536,453
5.75% 10/1/16	700,000	751,438
5.75% 1/24/22	750,000	868,358
5.95% 1/18/18	700,000	778,223
5.95% 1/15/27	200,000	229,334
6.00% 6/15/20	500,000	578,695
6.125% 2/15/33	250,000	307,321
6.15% 4/1/18	500,000	561,459
6.25% 9/1/17	300,000	334,002
6.25% 2/1/41	255,000	323,509
6.45% 5/1/36	100,000	121,247
6.75% 10/1/37	800,000	1,007,832
7.50% 2/15/19	825,000	982,192
Invesco Finance 4.00% 1/30/24	500,000	525,269
Jefferies Group
5.125% 1/20/23	150,000	152,727
6.25% 1/15/36	100,000	98,777
8.50% 7/15/19	200,000	240,660
KFW
^0.419% 4/18/36	200,000	108,423
^0.43% 6/29/37	500,000	259,681
0.50% 4/19/16	650,000	650,195
0.75% 3/17/17	1,000,000	997,512
0.875% 9/5/17	350,000	348,377
1.00% 6/11/18	1,000,000	987,839
1.25% 2/15/17	750,000	756,498
2.00% 6/1/16	700,000	714,561
2.00% 10/4/22	700,000	690,794
2.125% 1/17/23	1,000,000	1,000,003
2.625% 2/16/16	700,000	717,217
2.625% 1/25/22	400,000	414,230
2.75% 9/8/20	2,500,000	2,614,980
4.00% 1/27/20	750,000	828,421
4.375% 3/15/18	350,000	383,573

LVIP SSgA Bond Index Fund–15

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
KFW (continued)
4.50% 7/16/18	800,000	$884,623
4.875% 1/17/17	500,000	540,694
4.875% 6/17/19	500,000	568,971
5.125% 3/14/16	600,000	633,696
Korea Development Bank
3.00% 3/17/19	500,000	516,257
3.25% 3/9/16	200,000	204,890
3.50% 8/22/17	250,000	260,873
3.875% 5/4/17	200,000	209,698
4.00% 9/9/16	100,000	104,513
Korea Finance
2.25% 8/7/17	250,000	253,183
3.25% 9/20/16	100,000	103,311
Lazard Group 4.25% 11/14/20	106,000	111,864
Legg Mason 5.625% 1/15/44	100,000	114,821
Lloyds TSB Bank
2.30% 11/27/18	250,000	252,596
6.375% 1/21/21	300,000	361,062
Merrill Lynch
6.11% 1/29/37	200,000	236,913
6.40% 8/28/17	200,000	222,970
6.875% 4/25/18	800,000	919,554
6.875% 11/15/18	300,000	349,078
Morgan Stanley
1.75% 2/25/16	650,000	653,709
1.875% 1/5/18	400,000	398,825
2.125% 4/25/18	300,000	300,412
2.50% 1/24/19	250,000	250,467
3.70% 10/23/24	125,000	126,962
3.75% 2/25/23	500,000	513,807
4.10% 5/22/23	350,000	354,728
4.35% 9/8/26	300,000	302,204
4.75% 3/22/17	500,000	532,878
4.875% 11/1/22	250,000	265,952
5.00% 11/24/25	175,000	186,982
5.45% 1/9/17	300,000	322,268
5.50% 1/26/20	200,000	225,277
5.50% 7/28/21	300,000	340,939
5.55% 4/27/17	350,000	380,109
5.625% 9/23/19	350,000	395,492
5.75% 10/18/16	200,000	214,834
5.75% 1/25/21	650,000	747,137
5.95% 12/28/17	300,000	333,575
6.25% 8/9/26	100,000	120,819
6.375% 7/24/42	850,000	1,133,019
6.625% 4/1/18	500,000	569,939
7.25% 4/1/32	100,000	137,278
7.30% 5/13/19	300,000	356,183
fMurray Street Investment Trust I 4.647% 3/9/17	300,000	316,783
NCUA Guaranteed Notes 2.35% 6/12/17	100,000	103,218

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Nomura Holdings
2.00% 9/13/16	150,000	$151,273
2.75% 3/19/19	100,000	101,195
4.125% 1/19/16	300,000	308,447
6.70% 3/4/20	83,000	98,238
Northern Trust
3.45% 11/4/20	100,000	105,896
3.95% 10/30/25	250,000	260,762
Oesterreichische Kontrollbank
1.125% 5/29/18	350,000	346,572
2.00% 6/3/16	300,000	305,927
4.875% 2/16/16	200,000	209,427
PennantPark Investment 4.50% 10/1/19	150,000	150,427
Prospect Capital 5.00% 7/15/19	200,000	203,714
Raymond James Financial 8.60% 8/15/19	200,000	248,802
Rentenbank
1.00% 4/4/18	500,000	494,848
1.375% 10/23/19	300,000	295,105
1.75% 4/15/19	125,000	125,743
2.375% 9/13/17	300,000	310,213
2.50% 2/15/16	200,000	204,564
5.125% 2/1/17	400,000	435,128
Schwab (Charles)
3.225% 9/1/22	100,000	102,301
4.45% 7/22/20	100,000	109,976

		52,242,889

Chemicals–0.50%
Agrium
3.15% 10/1/22	100,000	97,783
6.125% 1/15/41	245,000	291,692
6.75% 1/15/19	100,000	115,312
Air Products & Chemicals
2.00% 8/2/16	55,000	55,919
3.35% 7/31/24	250,000	254,238
4.375% 8/21/19	50,000	54,549
Airgas 2.90% 11/15/22	150,000	148,464
Cabot 5.00% 10/1/16	50,000	53,035
CF Industries
3.45% 6/1/23	38,000	37,214
4.95% 6/1/43	38,000	38,024
5.15% 3/15/34	450,000	472,148
7.125% 5/1/20	200,000	238,543
Cytec Industries 3.95% 5/1/25	100,000	101,423
Dow Chemical
2.50% 2/15/16	260,000	264,628
3.00% 11/15/22	150,000	146,814
4.25% 11/15/20	200,000	214,383
4.375% 11/15/42	400,000	388,955
5.25% 11/15/41	100,000	108,248

LVIP SSgA Bond Index Fund–16

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Dow Chemical (continued)
5.70% 5/15/18	197,000	$218,869
7.375% 11/1/29	125,000	167,223
8.55% 5/15/19	355,000	441,767
9.40% 5/15/39	100,000	162,758
duPont (E.I.) deNemours
2.80% 2/15/23	300,000	295,623
3.625% 1/15/21	100,000	106,147
4.15% 2/15/43	100,000	101,152
4.25% 4/1/21	150,000	164,169
5.25% 12/15/16	25,000	27,049
5.75% 3/15/19	100,000	114,400
6.00% 7/15/18	400,000	455,904
6.50% 1/15/28	150,000	194,750
Eastman Chemical
3.60% 8/15/22	225,000	228,219
3.80% 3/15/25	100,000	102,008
4.65% 10/15/44	70,000	71,919
4.80% 9/1/42	250,000	253,777
5.50% 11/15/19	100,000	112,473
Ecolab
3.00% 12/8/16	250,000	258,251
4.35% 12/8/21	200,000	218,245
FMC
3.95% 2/1/22	100,000	104,073
4.10% 2/1/24	100,000	103,645
International Flavors & Fragrances 3.20% 5/1/23	50,000	49,719
Lubrizol 8.875% 2/1/19	150,000	187,436
LYB International Finance 4.00% 7/15/23	200,000	204,957
LyondellBasell Industries
5.00% 4/15/19	500,000	545,910
6.00% 11/15/21	350,000	403,411
Methanex 5.65% 12/1/44	200,000	205,234
Monsanto
2.125% 7/15/19	400,000	398,950
2.20% 7/15/22	100,000	94,784
2.75% 4/15/16	100,000	102,311
3.60% 7/15/42	125,000	114,346
4.70% 7/15/64	250,000	263,427
5.125% 4/15/18	25,000	27,687
5.875% 4/15/38	50,000	62,500
Mosaic
4.25% 11/15/23	125,000	132,143
5.45% 11/15/33	104,000	118,026
5.625% 11/15/43	200,000	230,074
NewMarket 4.10% 12/15/22	50,000	51,166
Potash
3.625% 3/15/24	200,000	205,609
4.875% 3/30/20	10,000	11,127
6.50% 5/15/19	145,000	169,398

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
PPG Industries
1.90% 1/15/16	100,000	$101,090
2.30% 11/15/19	100,000	99,674
3.60% 11/15/20	100,000	104,198
Praxair
1.05% 11/7/17	175,000	173,274
1.25% 11/7/18	100,000	97,781
2.20% 8/15/22	100,000	95,987
2.70% 2/21/23	100,000	98,604
4.05% 3/15/21	100,000	108,751
4.50% 8/15/19	100,000	110,233
Rohm & Haas 7.85% 7/15/29	150,000	207,501
RPM International 6.125% 10/15/19	100,000	113,772
Sherwin-Williams 1.35% 12/15/17	200,000	198,763
Syngenta Finance 3.125% 3/28/22	100,000	101,071
Valspar 7.25% 6/15/19	50,000	58,631
Westlake Chemical 3.60% 7/15/22	50,000	49,516

		12,280,854

Commercial Banks–2.41%
Abbey National Treasury Services
2.35% 9/10/19	335,000	334,240
3.05% 8/23/18	250,000	259,052
4.00% 4/27/16	150,000	155,487
American Express Bank 6.00% 9/13/17	250,000	278,865
American Express Centurion Bank
5.95% 6/12/17	100,000	110,730
6.00% 9/13/17	100,000	111,518
Australia & New Zealand Banking Group
0.90% 2/12/16	250,000	250,771
1.25% 6/13/17	350,000	349,281
1.45% 5/15/18	250,000	246,994
Banco do Brasil 3.875% 10/10/22	300,000	276,000
BanColombia 5.95% 6/3/21	200,000	215,500
Bank of America North America
1.125% 11/14/16	300,000	299,055
1.25% 2/14/17	650,000	648,842
5.30% 3/15/17	650,000	698,571
6.00% 10/15/36	400,000	502,680
Bank of Montreal
1.30% 7/15/16	194,000	195,163
1.45% 4/9/18	500,000	494,224
2.50% 1/11/17	300,000	307,399
2.55% 11/6/22	300,000	294,775
Bank of Nova Scotia
0.95% 3/15/16	100,000	100,112
1.10% 12/13/16	400,000	400,467
1.25% 4/11/17	200,000	199,462
1.375% 7/15/16	200,000	201,414
1.375% 12/18/17	150,000	149,150
1.45% 4/25/18	250,000	247,471
2.55% 1/12/17	300,000	307,813

LVIP SSgA Bond Index Fund–17

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Bank of Nova Scotia (continued)
2.80% 7/21/21	550,000	$551,047
Bank One 8.00% 4/29/27	100,000	135,207
Barclays 2.75% 11/8/19	500,000	497,407
Barclays Bank
3.75% 5/15/24	500,000	516,391
5.00% 9/22/16	400,000	426,415
5.125% 1/8/20	250,000	280,621
5.14% 10/14/20	200,000	215,367
BB&T
2.05% 6/19/18	350,000	352,591
3.20% 3/15/16	200,000	204,661
3.95% 4/29/16	100,000	103,555
4.90% 6/30/17	100,000	107,835
BNP Paribas
2.375% 9/14/17	250,000	254,441
2.70% 8/20/18	300,000	306,869
3.25% 3/3/23	500,000	510,653
3.60% 2/23/16	400,000	411,260
4.25% 10/15/24	200,000	202,461
5.00% 1/15/21	300,000	339,753
BPCE
1.70% 4/25/16	250,000	252,403
2.50% 12/10/18	250,000	253,645
2.50% 7/15/19	250,000	251,520
Branch Banking & Trust
1.35% 10/1/17	250,000	248,823
1.45% 10/3/16	250,000	251,584
2.30% 10/15/18	250,000	252,825
Canadian Imperial Bank of Commerce
1.35% 7/18/16	200,000	201,342
1.55% 1/23/18	200,000	199,163
Comerica
2.125% 5/23/19	50,000	49,717
3.80% 7/22/26	60,000	60,565
Commonwealth Bank of Australia
1.90% 9/18/17	250,000	252,728
2.25% 3/13/19	250,000	251,415
2.30% 9/6/19	250,000	250,425
2.50% 9/20/18	200,000	203,580
Compass Bank 6.40% 10/1/17	100,000	109,354
#Corpbanca 144A 3.875% 9/22/19	300,000	301,393
Credit Suisse New York
1.375% 5/26/17	1,000,000	997,637
2.30% 5/28/19	250,000	249,830
3.625% 9/9/24	700,000	712,936
4.375% 8/5/20	200,000	217,076
5.30% 8/13/19	100,000	112,287
6.00% 2/15/18	500,000	556,593
Discover Bank
2.00% 2/21/18	250,000	249,537
4.20% 8/8/23	250,000	262,806

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Fifth Third Bancorp
3.50% 3/15/22	200,000	$205,338
3.625% 1/25/16	200,000	204,985
4.30% 1/16/24	250,000	262,525
5.45% 1/15/17	100,000	107,363
8.25% 3/1/38	100,000	151,166
Fifth Third Bank 1.15% 11/18/16	300,000	299,563
HSBC Bank USA
5.625% 8/15/35	500,000	621,316
5.875% 11/1/34	100,000	125,320
7.00% 1/15/39	100,000	143,649
HSBC Holdings
4.00% 3/30/22	500,000	532,986
4.25% 3/14/24	300,000	312,768
5.10% 4/5/21	300,000	339,579
5.25% 3/14/44	250,000	281,138
6.10% 1/14/42	200,000	268,082
6.50% 5/2/36	200,000	257,683
6.50% 9/15/37	200,000	257,822
6.80% 6/1/38	200,000	266,113
HSBC USA
1.625% 1/16/18	500,000	498,441
2.25% 6/23/19	300,000	299,857
5.00% 9/27/20	300,000	329,176
Huntington Bancshares 2.60% 8/2/18	250,000	253,249
Industrial & Commercial Bank of China 3.231% 11/13/19	500,000	502,665
Intesa Sanpaolo
3.875% 1/16/18	300,000	312,569
3.875% 1/15/19	600,000	621,813
KeyBank
1.65% 2/1/18	250,000	249,245
5.45% 3/3/16	100,000	105,112
KeyCorp 5.10% 3/24/21	300,000	339,036
Manufacturers & Traders Trust
2.25% 7/25/19	350,000	349,529
2.30% 1/30/19	250,000	251,319
National Australia Bank 3.00% 1/20/23	500,000	499,053
National City 6.875% 5/15/19	100,000	117,589
PNC Bank
1.15% 11/1/16	269,000	269,474
1.30% 10/3/16	250,000	251,339
2.70% 11/1/22	250,000	239,833
4.20% 11/1/25	1,000,000	1,059,982
6.875% 4/1/18	150,000	172,913
PNC Funding
2.70% 9/19/16	200,000	205,473
3.30% 3/8/22	300,000	309,012
5.125% 2/8/20	100,000	112,494
6.70% 6/10/19	150,000	177,778
Rabobank
1.70% 3/19/18	250,000	249,757

LVIP SSgA Bond Index Fund–18

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Rabobank (continued)
2.25% 1/14/19	300,000	$302,524
3.375% 1/19/17	400,000	417,480
3.875% 2/8/22	250,000	266,357
3.95% 11/9/22	250,000	255,085
4.50% 1/11/21	150,000	165,211
4.625% 12/1/23	350,000	371,929
5.25% 5/24/41	150,000	180,090
Regions Financial 2.00% 5/15/18	250,000	247,747
Royal Bank of Canada
1.20% 1/23/17	250,000	249,943
1.20% 9/19/17	350,000	348,232
1.25% 6/16/17	450,000	448,319
1.45% 9/9/16	750,000	755,624
2.15% 3/15/19	200,000	201,127
2.20% 7/27/18	150,000	151,794
2.20% 9/23/19	550,000	554,644
2.30% 7/20/16	100,000	102,093
2.875% 4/19/16	200,000	205,420
Royal Bank of Scotland
4.375% 3/16/16	300,000	310,249
5.625% 8/24/20	150,000	171,014
Royal Bank of Scotland Group
1.875% 3/31/17	200,000	199,950
6.40% 10/21/19	300,000	348,814
Societe Generale 2.75% 10/12/17	150,000	153,775
Sumitomo Mitsui Banking
1.30% 1/10/17	250,000	249,649
1.80% 7/18/17	250,000	250,519
2.45% 1/10/19	300,000	301,645
2.50% 7/19/18	250,000	252,962
3.20% 7/18/22	250,000	254,043
SunTrust Bank
1.35% 2/15/17	200,000	200,068
7.25% 3/15/18	200,000	231,579
SunTrust Banks 2.50% 5/1/19	450,000	453,409
SVB Financial Group 5.375% 9/15/20	150,000	169,088
Svenska Handelsbanken
1.625% 3/21/18	250,000	249,807
2.50% 1/25/19	250,000	255,150
3.125% 7/12/16	200,000	206,660
Toronto-Dominion Bank
1.125% 5/2/17	250,000	248,684
1.40% 4/30/18	350,000	348,088
1.50% 9/9/16	200,000	201,866
2.125% 7/2/19	200,000	199,273
2.25% 11/5/19	250,000	250,783
2.50% 7/14/16	200,000	204,958
2.625% 9/10/18	100,000	102,630
U.S. Bancorp
1.65% 5/15/17	150,000	151,204

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
U.S. Bancorp (continued)
1.95% 11/15/18	200,000	$200,790
2.20% 11/15/16	200,000	204,180
2.95% 7/15/22	200,000	197,485
3.00% 3/15/22	150,000	151,737
UBS
4.875% 8/4/20	595,000	662,554
5.75% 4/25/18	350,000	394,029
5.875% 7/15/16	500,000	535,129
5.875% 12/20/17	475,000	530,744
Union Bank
2.625% 9/26/18	250,000	253,906
3.00% 6/6/16	250,000	256,746
US Bancorp
3.442% 2/1/16	1,000,000	1,024,143
3.60% 9/11/24	250,000	254,392
3.70% 1/30/24	250,000	263,308
US Bank 1.375% 9/11/17	250,000	250,312
Wachovia
5.50% 8/1/35	150,000	176,665
5.625% 10/15/16	100,000	107,586
5.75% 2/1/18	600,000	672,346
Wachovia Bank
5.85% 2/1/37	450,000	569,688
6.00% 11/15/17	300,000	336,498
6.60% 1/15/38	450,000	625,356
Wells Fargo
1.15% 6/2/17	250,000	248,782
1.25% 7/20/16	800,000	802,958
1.50% 1/16/18	250,000	248,815
2.15% 1/15/19	1,187,000	1,191,283
3.30% 9/9/24	250,000	251,875
3.45% 2/13/23	250,000	253,641
3.50% 3/8/22	600,000	626,951
f3.676% 6/15/16	750,000	778,248
4.10% 6/3/26	740,000	757,353
4.125% 8/15/23	300,000	315,217
4.60% 4/1/21	350,000	389,963
4.65% 11/4/44	225,000	233,116
5.375% 11/2/43	175,000	199,872
5.625% 12/11/17	150,000	166,915
Wells Fargo Capital X 5.95% 12/15/36	100,000	102,250
Westpac Banking
1.05% 11/25/16	350,000	350,072
1.20% 5/19/17	158,000	157,390
1.50% 12/1/17	150,000	149,932
1.60% 1/12/18	250,000	250,168
2.00% 8/14/17	250,000	253,464
2.25% 7/30/18	100,000	101,549
2.25% 1/17/19	150,000	151,555

LVIP SSgA Bond Index Fund–19

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Westpac Banking (continued)
4.875% 11/19/19	250,000	$279,246

		59,332,553

Commercial Services & Supplies–0.11%
Avery Dennison 5.375% 4/15/20	50,000	54,526
#CDK Global 144A 3.30% 10/15/19	135,000	134,596
Cintas No. 2
2.85% 6/1/16	100,000	102,563
4.30% 6/1/21	60,000	64,752
Pitney Bowes
4.625% 3/15/24	200,000	205,096
4.75% 1/15/16	100,000	103,438
4.75% 5/15/18	200,000	213,108
Republic Services
3.80% 5/15/18	100,000	105,884
4.75% 5/15/23	100,000	111,333
5.25% 11/15/21	100,000	113,394
5.50% 9/15/19	299,000	337,199
5.70% 5/15/41	50,000	61,879
Verisk Analytics 4.125% 9/12/22	100,000	103,229
Waste Management
3.50% 5/15/24	250,000	253,633
6.125% 11/30/39	200,000	259,811
7.00% 7/15/28	125,000	163,665
7.375% 3/11/19	100,000	120,966
7.75% 5/15/32	100,000	146,111

		2,655,183

Communications Equipment–0.15%
Cisco Systems
1.10% 3/3/17	570,000	570,544
2.90% 3/4/21	115,000	117,268
3.625% 3/4/24	100,000	104,328
4.45% 1/15/20	300,000	330,650
4.95% 2/15/19	450,000	503,210
5.50% 2/22/16	430,000	453,733
5.50% 1/15/40	200,000	244,252
5.90% 2/15/39	300,000	378,932
Ericsson 4.125% 5/15/22	250,000	261,912
Harris
5.95% 12/1/17	150,000	167,375
6.375% 6/15/19	35,000	39,971
Juniper Networks
4.60% 3/15/21	100,000	104,603
5.95% 3/15/41	100,000	100,579
Motorola Solutions
3.50% 3/1/23	100,000	98,608
4.00% 9/1/24	250,000	252,006

		3,727,971

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Computers & Peripherals–0.29%
Apple
0.45% 5/3/16	200,000	$199,849
1.00% 5/3/18	750,000	739,231
2.40% 5/3/23	822,000	799,878
3.45% 5/6/24	350,000	366,982
3.85% 5/4/43	350,000	351,156
4.45% 5/6/44	600,000	662,864
Cadence Design Systems 4.375% 10/15/24	75,000	76,351
EMC
1.875% 6/1/18	250,000	249,355
2.65% 6/1/20	300,000	298,930
3.375% 6/1/23	250,000	251,353
Hewlett-Packard
2.60% 9/15/17	425,000	433,260
3.00% 9/15/16	150,000	154,080
3.30% 12/9/16	300,000	309,962
4.30% 6/1/21	200,000	210,758
4.375% 9/15/21	150,000	157,408
4.65% 12/9/21	350,000	375,102
5.50% 3/1/18	200,000	220,902
6.00% 9/15/41	305,000	344,252
Lexmark International 5.125% 3/15/20	100,000	106,640
NetApp 3.375% 6/15/21	150,000	150,602
#Seagate HDD Cayman 144A 3.75% 11/15/18	600,000	617,250

		7,076,165

Construction & Engineering–0.03%
ABB Finance USA
2.875% 5/8/22	250,000	251,663
4.375% 5/8/42	187,000	203,317
Fluor 3.50% 12/15/24	100,000	99,672
Leucadia National 5.50% 10/18/23	200,000	205,536

		760,188

Consumer Finance–0.68%
American Express
1.55% 5/22/18	250,000	247,826
2.65% 12/2/22	115,000	112,910
4.05% 12/3/42	135,000	136,796
6.15% 8/28/17	300,000	334,467
•6.80% 9/1/66	100,000	105,000
7.00% 3/19/18	100,000	115,780
8.125% 5/20/19	100,000	123,820
American Express Credit
1.30% 7/29/16	500,000	502,373
2.125% 7/27/18	500,000	504,867
2.25% 8/15/19	200,000	200,250
2.375% 3/24/17	150,000	153,480
2.80% 9/19/16	200,000	205,968

LVIP SSgA Bond Index Fund–20

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
American Honda Finance
1.20% 7/14/17	200,000	$199,377
1.55% 12/11/17	200,000	200,996
2.125% 10/10/18	200,000	201,398
Capital One 2.40% 9/5/19	300,000	298,863
Capital One Bank
2.25% 2/13/19	500,000	496,863
8.80% 7/15/19	200,000	249,621
Capital One Financial
2.45% 4/24/19	350,000	349,553
3.15% 7/15/16	60,000	61,730
3.50% 6/15/23	600,000	607,495
4.75% 7/15/21	100,000	110,370
6.15% 9/1/16	100,000	107,506
Caterpillar Financial Services
1.00% 11/25/16	500,000	500,617
1.00% 3/3/17	100,000	99,784
1.35% 9/6/16	500,000	504,351
2.05% 8/1/16	125,000	127,448
2.45% 9/6/18	250,000	256,090
2.65% 4/1/16	100,000	102,439
3.30% 6/9/24	150,000	153,311
5.50% 3/15/16	200,000	211,473
7.15% 2/15/19	200,000	239,478
Discover Financial Services
3.95% 11/6/24	100,000	100,724
5.20% 4/27/22	100,000	110,610
Ford Motor Credit
1.70% 5/9/16	200,000	200,774
1.724% 12/6/17	550,000	544,701
2.375% 1/16/18	250,000	251,631
2.375% 3/12/19	200,000	198,804
3.00% 6/12/17	250,000	256,652
3.664% 9/8/24	250,000	251,007
3.984% 6/15/16	250,000	258,941
4.207% 4/15/16	250,000	258,842
5.00% 5/15/18	500,000	543,697
5.75% 2/1/21	200,000	229,484
5.875% 8/2/21	750,000	869,545
HSBC Finance 6.676% 1/15/21	323,000	383,711
John Deere Capital
1.05% 10/11/16	100,000	100,185
1.05% 12/15/16	150,000	150,479
1.70% 1/15/20	350,000	341,530
2.25% 6/7/16	100,000	102,254
2.25% 4/17/19	200,000	201,989
2.30% 9/16/19	500,000	503,524
2.80% 3/4/21	200,000	202,672
5.50% 4/13/17	150,000	164,461
Paccar Financial
1.15% 8/16/16	150,000	150,821
1.60% 3/15/17	100,000	100,893

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
Toyota Motor Credit
0.80% 5/17/16	100,000	$100,191
1.25% 10/5/17	250,000	249,421
1.75% 5/22/17	150,000	151,413
2.00% 9/15/16	250,000	254,639
2.10% 1/17/19	350,000	351,807
2.125% 7/18/19	200,000	200,809
2.75% 5/17/21	250,000	254,076
2.80% 1/11/16	200,000	204,393
3.30% 1/12/22	400,000	417,098
3.40% 9/15/21	200,000	210,668

		16,694,746

Containers & Packaging–0.04%
Bemis
4.50% 10/15/21	300,000	325,911
6.80% 8/1/19	10,000	11,778
Packaging Corporation of America
3.90% 6/15/22	50,000	51,363
4.50% 11/1/23	150,000	157,406
Rock-Tenn 4.90% 3/1/22	200,000	215,163
Sonoco Products
4.375% 11/1/21	100,000	106,654
5.75% 11/1/40	100,000	119,907

		988,182

Diversified Consumer Services–0.06%
Cornell University 5.45% 2/1/19	200,000	227,227
George Washington University 4.30% 9/15/44	100,000	108,089
Massachusetts Institute of Technology 5.60% 7/1/11	200,000	276,991
President and Fellows of Harvard College 3.619% 10/1/37	72,000	72,784
Princeton University
4.95% 3/1/19	100,000	112,082
5.70% 3/1/39	50,000	66,659
Stanford University
4.25% 5/1/16	100,000	104,427
4.75% 5/1/19	250,000	278,898
Trustees of Dartmouth College 4.75% 6/1/19	50,000	55,712
Vanderbilt University 5.25% 4/1/19	50,000	56,603
Yale University 2.086% 4/15/19	100,000	100,591

		1,460,063

Diversified Financial Services–2.04%
Air Lease
3.375% 1/15/19	250,000	254,375
3.875% 4/1/21	125,000	126,250
4.25% 9/15/24	300,000	303,000
Bank of America
1.35% 11/21/16	200,000	199,523

LVIP SSgA Bond Index Fund–21

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Bank of America (continued)
2.00% 1/11/18	500,000	$499,983
2.60% 1/15/19	543,000	547,535
3.30% 1/11/23	1,000,000	1,001,127
3.75% 7/12/16	500,000	518,071
3.875% 3/22/17	250,000	261,713
4.00% 4/1/24	475,000	495,155
4.10% 7/24/23	1,350,000	1,423,291
5.00% 5/13/21	350,000	391,085
5.00% 1/21/44	650,000	730,809
5.625% 10/14/16	400,000	428,536
5.625% 7/1/20	250,000	284,988
5.65% 5/1/18	500,000	555,911
5.75% 12/1/17	550,000	608,104
5.875% 1/5/21	250,000	290,241
5.875% 2/7/42	218,000	273,818
6.00% 9/1/17	500,000	551,668
6.50% 8/1/16	200,000	215,546
7.625% 6/1/19	300,000	362,932
BP Capital Markets
1.375% 11/6/17	150,000	148,468
1.375% 5/10/18	150,000	147,457
1.846% 5/5/17	150,000	151,318
2.237% 5/10/19	400,000	399,926
2.241% 9/26/18	400,000	401,488
2.75% 5/10/23	250,000	234,211
3.20% 3/11/16	200,000	205,451
3.245% 5/6/22	200,000	196,926
3.535% 11/4/24	100,000	99,636
3.994% 9/26/23	250,000	257,707
4.742% 3/11/21	500,000	544,987
4.75% 3/10/19	300,000	328,485
Citigroup
1.25% 1/15/16	500,000	500,634
1.55% 8/14/17	250,000	249,390
1.75% 5/1/18	500,000	494,546
1.85% 11/24/17	50,000	49,977
2.50% 7/29/19	500,000	500,723
3.375% 3/1/23	200,000	202,147
3.75% 6/16/24	400,000	408,985
3.875% 10/25/23	350,000	364,469
3.953% 6/15/16	250,000	259,609
4.05% 7/30/22	107,000	110,889
4.30% 11/20/26	400,000	400,025
4.45% 1/10/17	500,000	528,797
4.50% 1/14/22	730,000	798,921
5.30% 5/6/44	167,000	183,686
5.375% 8/9/20	200,000	227,589
5.50% 2/15/17	450,000	483,985
5.50% 9/13/25	200,000	221,755
5.85% 8/2/16	100,000	107,039
5.875% 2/22/33	200,000	231,369

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Citigroup (continued)
5.875% 1/30/42	150,000	$189,383
6.00% 8/15/17	100,000	110,704
6.00% 10/31/33	100,000	118,354
6.125% 11/21/17	300,000	334,748
6.125% 5/15/18	350,000	396,391
6.125% 8/25/36	200,000	239,177
6.625% 6/15/32	100,000	124,924
6.675% 9/13/43	150,000	194,665
6.875% 3/5/38	350,000	478,438
8.125% 7/15/39	350,000	537,589
8.50% 5/22/19	300,000	374,173
CME Group
3.00% 9/15/22	300,000	305,393
5.30% 9/15/43	100,000	121,649
Countrywide Financial 6.25% 5/15/16	450,000	477,761
•GE Capital Trust I 6.375% 11/15/67	200,000	215,911
General Electric Capital
1.00% 1/8/16	750,000	752,918
1.60% 11/20/17	250,000	251,712
1.625% 4/2/18	250,000	250,579
2.30% 4/27/17	250,000	256,207
2.90% 1/9/17	200,000	207,067
2.95% 5/9/16	200,000	205,904
3.10% 1/9/23	600,000	608,140
3.15% 9/7/22	500,000	510,123
4.375% 9/16/20	750,000	822,469
4.65% 10/17/21	500,000	564,393
5.00% 1/8/16	250,000	260,534
5.30% 2/11/21	800,000	914,314
5.375% 10/20/16	400,000	430,108
5.50% 1/8/20	100,000	114,585
5.625% 5/1/18	1,050,000	1,182,037
5.875% 1/14/38	950,000	1,204,581
6.00% 8/7/19	100,000	116,436
•6.375% 11/15/67	100,000	107,500
6.75% 3/15/32	780,000	1,068,389
6.875% 1/10/39	700,000	993,544
IntercontinentalExchange Group 4.00% 10/15/23	200,000	210,913
#International Lease Finance 144A 6.75% 9/1/16	400,000	427,000
JPMorgan Chase
1.125% 2/26/16	450,000	451,305
1.35% 2/15/17	400,000	400,198
1.625% 5/15/18	250,000	247,452
1.80% 1/25/18	600,000	599,977
2.00% 8/15/17	450,000	454,567
3.15% 7/5/16	500,000	514,081
3.20% 1/25/23	1,000,000	1,002,187
3.25% 9/23/22	350,000	352,636
3.375% 5/1/23	200,000	198,076

LVIP SSgA Bond Index Fund–22

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
JPMorgan Chase (continued)
3.45% 3/1/16	500,000	$513,347
3.625% 5/13/24	250,000	256,205
3.875% 2/1/24	250,000	260,907
4.125% 12/15/26	400,000	401,342
4.25% 10/15/20	750,000	806,947
4.35% 8/15/21	600,000	652,947
4.40% 7/22/20	700,000	759,347
4.50% 1/24/22	350,000	382,694
5.40% 1/6/42	200,000	235,994
5.50% 10/15/40	100,000	120,155
5.60% 7/15/41	500,000	607,620
6.00% 10/1/17	950,000	1,055,062
6.00% 1/15/18	400,000	447,723
6.30% 4/23/19	200,000	232,448
6.40% 5/15/38	450,000	589,932
McGraw-Hill Financial 6.55% 11/15/37	400,000	435,517
Moody’s 4.50% 9/1/22	250,000	268,561
NASDAQ OMX Group
5.25% 1/16/18	60,000	65,352
5.55% 1/15/20	100,000	111,245
National Rural Utilities Cooperative Finance
1.10% 1/27/17	150,000	149,572
2.35% 6/15/20	300,000	298,309
3.05% 3/1/16	100,000	102,818
4.023% 11/1/32	100,000	106,331
•4.75% 4/30/43	100,000	99,350
5.45% 2/1/18	25,000	27,861
8.00% 3/1/32	150,000	221,053
10.375% 11/1/18	100,000	130,381
NYSE Euronext 2.00% 10/5/17	150,000	151,379
Private Export Funding
1.375% 2/15/17	275,000	277,636
1.875% 7/15/18	250,000	252,814
2.45% 7/15/24	250,000	244,180
4.30% 12/15/21	100,000	111,343
Synchrony Financial
1.875% 8/15/17	45,000	45,115
4.25% 8/15/24	150,000	154,097

		50,239,032

Diversified Telecommunication Services–1.11%
AT&T
0.90% 2/12/16	350,000	350,003
1.40% 12/1/17	550,000	544,867
2.375% 11/27/18	300,000	302,604
2.40% 8/15/16	175,000	178,610
2.625% 12/1/22	500,000	477,057
2.95% 5/15/16	200,000	205,118
3.00% 2/15/22	400,000	393,095
3.875% 8/15/21	30,000	31,435
4.35% 6/15/45	532,000	503,603

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
AT&T (continued)
4.45% 5/15/21	100,000	$107,591
4.80% 6/15/44	687,000	702,798
5.35% 9/1/40	638,000	693,325
5.50% 2/1/18	500,000	552,339
5.55% 8/15/41	40,000	44,734
5.80% 2/15/19	150,000	170,534
6.15% 9/15/34	150,000	178,683
6.30% 1/15/38	200,000	242,780
6.40% 5/15/38	5,000	6,205
6.50% 9/1/37	150,000	185,917
6.55% 2/15/39	550,000	680,169
Bellsouth 8.00% 11/15/31	360,000	531,881
British Telecommunications
2.35% 2/14/19	300,000	299,861
9.625% 12/15/30	350,000	550,859
Deutsche Telekom International Finance
5.75% 3/23/16	300,000	316,893
6.00% 7/8/19	250,000	290,315
8.75% 6/15/30	460,000	681,152
Embarq 7.995% 6/1/36	150,000	168,000
France Telecom
2.75% 9/14/16	100,000	102,233
4.125% 9/14/21	100,000	107,285
5.375% 7/8/19	300,000	337,159
5.375% 1/13/42	100,000	114,104
9.00% 3/1/31	800,000	1,223,363
GTE
6.94% 4/15/28	100,000	125,354
8.75% 11/1/21	100,000	130,596
Koninklijke KPN 8.375% 10/1/30	100,000	140,947
Nippon Telegraph & Telephone 1.40% 7/18/17	100,000	99,768
Qwest
6.75% 12/1/21	150,000	173,690
6.875% 9/15/33	250,000	252,017
Telefonica Emisiones
3.192% 4/27/18	250,000	257,286
3.992% 2/16/16	170,000	174,891
5.134% 4/27/20	690,000	764,728
5.462% 2/16/21	140,000	156,304
5.877% 7/15/19	100,000	113,921
6.421% 6/20/16	175,000	187,272
7.045% 6/20/36	175,000	230,923
Telefonica Europe 8.25% 9/15/30	200,000	278,703
Telefonos de Mexico 5.50% 11/15/19	100,000	112,395
Verizon Communications
2.45% 11/1/22	200,000	187,982
2.50% 9/15/16	267,000	273,034
3.45% 3/15/21	500,000	511,447
3.50% 11/1/24	700,000	689,165
3.65% 9/14/18	1,150,000	1,215,866

LVIP SSgA Bond Index Fund–23

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Verizon Communications (continued)
3.85% 11/1/42	150,000	$134,268
4.50% 9/15/20	686,000	745,393
4.60% 4/1/21	250,000	271,713
#144A 4.862% 8/21/46	692,000	712,580
5.05% 3/15/34	800,000	854,977
5.15% 9/15/23	1,300,000	1,436,518
6.00% 4/1/41	100,000	118,282
6.35% 4/1/19	250,000	289,964
6.40% 9/15/33	1,320,000	1,628,806
6.40% 2/15/38	350,000	433,272
6.55% 9/15/43	2,000,000	2,566,050
6.90% 4/15/38	650,000	854,268

		27,396,952

Electric Utilities–1.39%
Alabama Power
5.50% 3/15/41	185,000	231,504
6.125% 5/15/38	100,000	133,334
Ameren Illinois 4.80% 12/15/43	150,000	174,487
American Electric Power
1.65% 12/15/17	200,000	200,195
2.95% 12/15/22	125,000	122,832
Appalachian Power
4.60% 3/30/21	150,000	166,619
5.00% 6/1/17	100,000	107,943
6.70% 8/15/37	235,000	315,169
Arizona Public Service
4.50% 4/1/42	100,000	106,341
5.05% 9/1/41	100,000	118,015
Atlantic City Electric 7.75% 11/15/18	15,000	18,093
Baltimore Gas & Electric
3.35% 7/1/23	100,000	102,689
6.35% 10/1/36	100,000	136,971
Berkshire Hathaway Energy
3.75% 11/15/23	200,000	208,910
5.15% 11/15/43	200,000	226,843
Black Hills 4.25% 11/30/23	100,000	106,725
Carolina Power & Light
4.10% 3/15/43	100,000	106,587
5.30% 1/15/19	100,000	112,148
6.30% 4/1/38	250,000	347,287
CenterPoint Energy Houston Electric 2.25% 8/1/22	250,000	239,869
Cleco Power 6.50% 12/1/35	50,000	64,996
Cleveland Electric Illuminating
5.50% 8/15/24	200,000	237,260
5.95% 12/15/36	100,000	116,836
CMS Energy 4.875% 3/1/44	100,000	109,842
Commonwealth Edison
3.40% 9/1/21	100,000	104,413

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Commonwealth Edison (continued)
4.00% 8/1/20	300,000	$322,278
5.95% 8/15/16	150,000	161,830
6.45% 1/15/38	100,000	135,340
Connecticut Light & Power 5.65% 5/1/18	100,000	112,320
Consumers Energy
2.85% 5/15/22	100,000	100,138
3.125% 8/31/24	100,000	100,546
3.375% 8/15/23	200,000	206,896
3.95% 5/15/43	150,000	155,457
5.65% 9/15/18	100,000	114,040
5.65% 4/15/20	100,000	115,234
Dayton Power & Light 1.875% 9/15/16	75,000	75,860
Delmarva Power & Light
3.50% 11/15/23	150,000	156,417
4.00% 6/1/42	100,000	103,548
Detroit Edison
2.65% 6/15/22	50,000	49,370
6.625% 6/1/36	100,000	140,965
Dominion Gas Holdings
1.05% 11/1/16	250,000	249,645
2.50% 12/15/19	50,000	50,182
3.60% 12/15/24	25,000	25,484
4.60% 12/15/44	50,000	52,593
4.80% 11/1/43	94,000	101,708
DTE Electric 3.65% 3/15/24	250,000	263,191
Duke Energy
1.625% 8/15/17	250,000	250,326
2.10% 6/15/18	250,000	252,493
5.05% 9/15/19	100,000	111,879
Duke Energy Carolinas
3.90% 6/15/21	100,000	107,855
4.00% 9/30/42	150,000	154,572
4.30% 6/15/20	100,000	108,836
5.25% 1/15/18	250,000	277,064
5.30% 2/15/40	100,000	124,306
6.10% 6/1/37	170,000	221,874
7.00% 11/15/18	100,000	118,646
Duke Energy Florida 5.65% 6/15/18	150,000	169,303
Duke Energy Indiana
6.12% 10/15/35	100,000	129,406
6.45% 4/1/39	130,000	184,488
Duke Energy Ohio
3.80% 9/1/23	500,000	532,672
5.45% 4/1/19	50,000	56,675
Empresa Nacional de Electricidad 4.25% 4/15/24	100,000	100,934
Entergy
4.70% 1/15/17	100,000	105,361
5.125% 9/15/20	100,000	109,067

LVIP SSgA Bond Index Fund–24

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Entergy Arkansas
3.05% 6/1/23	100,000	$100,191
3.70% 6/1/24	200,000	209,988
Entergy Louisiana 4.05% 9/1/23	150,000	161,105
Entergy Mississippi 3.10% 7/1/23	100,000	98,977
Entergy Texas 7.125% 2/1/19	200,000	236,738
FirstEnergy Solutions 6.80% 8/15/39	150,000	161,460
Florida Power
3.85% 11/15/42	100,000	101,100
6.40% 6/15/38	300,000	416,227
Florida Power & Light
3.80% 12/15/42	100,000	101,371
4.05% 6/1/42	150,000	159,510
5.69% 3/1/40	50,000	65,406
5.85% 5/1/37	100,000	131,456
5.95% 2/1/38	200,000	266,763
5.96% 4/1/39	100,000	134,384
6.20% 6/1/36	200,000	277,185
Georgia Power
4.25% 12/1/19	80,000	87,821
4.30% 3/15/42	200,000	210,887
4.30% 3/15/43	100,000	105,553
4.75% 9/1/40	100,000	111,603
5.95% 2/1/39	100,000	128,846
Great Plains Energy 4.85% 6/1/21	50,000	54,820
Hydro-Quebec
1.375% 6/19/17	100,000	100,591
2.00% 6/30/16	300,000	305,860
8.05% 7/7/24	250,000	351,802
8.50% 12/1/29	115,000	178,823
Iberdrola International 6.75% 7/15/36	100,000	127,879
Indiana Michigan Power 7.00% 3/15/19	100,000	118,285
Interstate Power & Light 6.25% 7/15/39	130,000	180,557
ITC Holdings 3.65% 6/15/24	75,000	76,206
Jersey Central Power & Light 7.35% 2/1/19	100,000	118,134
Kansas City Power & Light 6.375% 3/1/18	200,000	225,663
Kentucky Utilities
3.25% 11/1/20	100,000	103,428
4.65% 11/15/43	150,000	172,496
5.125% 11/1/40	100,000	120,359
MidAmerican Energy
2.40% 3/15/19	250,000	254,090
4.40% 10/15/44	100,000	110,436
4.80% 9/15/43	250,000	291,474
5.30% 3/15/18	100,000	111,384
5.75% 11/1/35	25,000	32,178
5.95% 7/15/17	200,000	222,426
MidAmerican Energy Holdings 5.75% 4/1/18	100,000	112,148

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
MidAmerican Energy Holdings (continued)
5.95% 5/15/37	125,000	$156,081
6.125% 4/1/36	250,000	315,098
6.50% 9/15/37	100,000	131,313
Nevada Power
5.45% 5/15/41	60,000	76,033
6.50% 8/1/18	50,000	57,979
6.75% 7/1/37	100,000	142,025
7.125% 3/15/19	100,000	119,414
NextEra Energy Capital Holdings
2.40% 9/15/19	500,000	500,077
3.625% 6/15/23	100,000	101,646
4.50% 6/1/21	100,000	108,684
6.00% 3/1/19	200,000	228,042
Northeast Utilities
1.45% 5/1/18	250,000	246,402
4.50% 11/15/19	110,000	119,761
Northern States Power
2.60% 5/15/23	100,000	98,562
5.25% 3/1/18	100,000	110,758
5.35% 11/1/39	40,000	50,499
6.20% 7/1/37	100,000	136,988
Northwestern 4.176% 11/15/44	150,000	159,719
Ohio Edison
6.875% 7/15/36	100,000	135,769
8.25% 10/15/38	100,000	160,135
Oklahoma Gas & Electric
4.55% 3/15/44	150,000	168,348
5.25% 5/15/41	100,000	125,717
Oncor Electric Delivery
4.10% 6/1/22	100,000	107,569
4.55% 12/1/41	150,000	170,202
5.30% 6/1/42	200,000	249,197
6.80% 9/1/18	100,000	116,658
7.00% 9/1/22	100,000	126,861
7.00% 5/1/32	50,000	70,396
Pacific Gas & Electric
3.25% 9/15/21	200,000	204,565
3.25% 6/15/23	250,000	250,936
3.40% 8/15/24	150,000	152,103
5.125% 11/15/43	200,000	230,008
6.05% 3/1/34	500,000	638,507
6.25% 3/1/39	300,000	393,267
8.25% 10/15/18	200,000	240,868
PacifiCorp
2.95% 6/1/23	100,000	99,748
4.10% 2/1/42	100,000	105,943
5.75% 4/1/37	100,000	128,903
6.00% 1/15/39	100,000	131,983
6.35% 7/15/38	25,000	34,324
7.70% 11/15/31	100,000	148,689

LVIP SSgA Bond Index Fund–25

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
PECO Energy
5.35% 3/1/18	200,000	$222,862
5.95% 10/1/36	100,000	133,205
Portland General Electric 6.10% 4/15/19	100,000	115,971
Potomac Electric Power 7.90% 12/15/38	100,000	163,375
PPL Capital Funding
3.40% 6/1/23	200,000	200,740
3.50% 12/1/22	100,000	101,457
3.95% 3/15/24	200,000	208,632
4.20% 6/15/22	150,000	159,158
PPL Electric Utilities
3.00% 9/15/21	100,000	101,527
4.125% 6/15/44	100,000	105,079
6.25% 5/15/39	30,000	41,427
Progress Energy
6.00% 12/1/39	50,000	64,823
7.05% 3/15/19	100,000	118,615
7.75% 3/1/31	150,000	217,791
Public Service Electric & Gas
2.375% 5/15/23	200,000	192,703
3.05% 11/15/24	100,000	100,601
3.50% 8/15/20	150,000	157,234
3.75% 3/15/24	150,000	159,858
5.30% 5/1/18	50,000	55,598
5.50% 3/1/40	100,000	129,325
Public Service of Colorado
3.20% 11/15/20	100,000	104,175
3.95% 3/15/43	250,000	265,015
5.125% 6/1/19	135,000	152,669
6.25% 9/1/37	100,000	139,727
Public Service of Oklahoma 5.15% 12/1/19	75,000	83,925
Sierra Pacific Power 6.00% 5/15/16	100,000	106,799
South Carolina Electric & Gas
5.25% 11/1/18	80,000	90,372
6.05% 1/15/38	225,000	293,758
Southern
1.95% 9/1/16	300,000	303,879
2.15% 9/1/19	300,000	298,398
2.45% 9/1/18	90,000	91,927
Southern California Edison
3.50% 10/1/23	150,000	157,977
3.875% 6/1/21	70,000	76,120
3.90% 3/15/43	100,000	101,707
4.05% 3/15/42	300,000	312,603
4.50% 9/1/40	100,000	109,831
4.65% 10/1/43	100,000	113,723
5.55% 1/15/36	59,000	74,967
5.95% 2/1/38	25,000	33,113
6.00% 1/15/34	200,000	260,795

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Southern California Edison (continued)
6.05% 3/15/39	170,000	$223,990
6.65% 4/1/29	100,000	131,121
Southwestern Electric Power 6.20% 3/15/40	200,000	260,289
Tampa Electric
2.60% 9/15/22	100,000	98,018
4.10% 6/15/42	100,000	102,658
4.35% 5/15/44	50,000	53,541
6.10% 5/15/18	50,000	57,008
TECO Finance 6.572% 11/1/17	100,000	111,004
Union Electric
3.50% 4/15/24	100,000	104,441
3.90% 9/15/42	250,000	253,365
8.45% 3/15/39	80,000	135,561
Virginia Electric & Power
2.75% 3/15/23	100,000	99,063
4.45% 2/15/44	625,000	685,574
4.65% 8/15/43	150,000	168,712
5.00% 6/30/19	200,000	224,301
5.95% 9/15/17	100,000	111,621
6.00% 5/15/37	25,000	33,051
6.35% 11/30/37	100,000	139,555
8.875% 11/15/38	100,000	168,034
Westar Energy 4.10% 4/1/43	300,000	314,392
Western Massachusetts Electric 3.50% 9/15/21	150,000	156,680
Wisconsin Electric Power
1.70% 6/15/18	250,000	249,102
2.95% 9/15/21	100,000	102,192
4.25% 12/15/19	25,000	27,191
Wisconsin Power & Light 4.10% 10/15/44	125,000	130,038
Wisconsin Public Service 4.752% 11/1/44	200,000	234,163
Xcel Energy
0.75% 5/9/16	200,000	199,709
4.70% 5/15/20	100,000	111,096
6.50% 7/1/36	100,000	135,978

		34,253,003

Electrical Equipment–0.02%
Emerson Electric
4.25% 11/15/20	50,000	54,425
5.25% 10/15/18	225,000	253,175
5.25% 11/15/39	50,000	61,679
Rockwell Automation 6.25% 12/1/37	100,000	133,164
Roper Industries 6.25% 9/1/19	100,000	115,376

		617,819

Electronic Equipment, Instruments & Components–0.04%
Amphenol 2.55% 1/30/19	150,000	151,185

LVIP SSgA Bond Index Fund–26

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electronic Equipment, Instruments & Components (continued)
Arrow Electronics
3.00% 3/1/18	100,000	$102,621
6.00% 4/1/20	50,000	56,210
Avnet 4.875% 12/1/22	100,000	106,301
Corning
4.25% 8/15/20	65,000	71,009
4.75% 3/15/42	250,000	267,897
5.75% 8/15/40	25,000	29,890
6.625% 5/15/19	20,000	23,484
Tech Data 3.75% 9/21/17	100,000	103,368

		911,965

Energy Equipment & Services–0.27%
Baker Hughes
5.125% 9/15/40	200,000	220,188
6.875% 1/15/29	100,000	129,764
Cameron International
1.15% 12/15/16	63,000	62,371
4.00% 12/15/23	100,000	99,932
5.125% 12/15/43	56,000	56,244
5.95% 6/1/41	100,000	110,998
6.375% 7/15/18	100,000	112,282
Diamond Offshore Drilling
3.45% 11/1/23	125,000	116,228
5.70% 10/15/39	100,000	96,014
5.875% 5/1/19	40,000	43,633
ENSCO
3.25% 3/15/16	100,000	101,858
4.50% 10/1/24	400,000	389,547
4.70% 3/15/21	350,000	352,054
FMC Technologies 3.45% 10/1/22	100,000	96,569
Global Marine 7.00% 6/1/28	150,000	135,316
Halliburton
2.00% 8/1/18	250,000	249,134
3.25% 11/15/21	200,000	203,894
4.75% 8/1/43	200,000	207,901
5.90% 9/15/18	50,000	56,576
6.15% 9/15/19	250,000	289,857
7.45% 9/15/39	200,000	281,868
Nabors Industries
4.625% 9/15/21	150,000	141,130
5.10% 9/15/23	100,000	95,109
6.15% 2/15/18	100,000	104,230
9.25% 1/15/19	150,000	174,710
National Oilwell Varco
2.60% 12/1/22	200,000	188,340
3.95% 12/1/42	150,000	138,742
Oceaneering International 4.65% 11/15/24	100,000	98,107
Rowan 4.75% 1/15/24	75,000	70,917

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Energy Equipment & Services (continued)
Rowan (continued)
4.875% 6/1/22	100,000	$97,457
5.40% 12/1/42	175,000	152,961
7.875% 8/1/19	65,000	74,141
Schlumberger Investment 3.65% 12/1/23	104,000	108,923
Transocean
6.00% 3/15/18	325,000	312,826
6.375% 12/15/21	150,000	138,556
6.50% 11/15/20	100,000	94,409
6.80% 3/15/38	400,000	343,680
7.35% 12/15/41	100,000	90,349
Weatherford International
4.50% 4/15/22	100,000	89,137
5.95% 4/15/42	100,000	84,933
6.00% 3/15/18	150,000	160,243
6.75% 9/15/40	100,000	93,421
7.00% 3/15/38	150,000	144,649
9.625% 3/1/19	100,000	118,712
9.875% 3/1/39	50,000	62,516

		6,590,426

Food & Staples Retailing–0.50%
Costco Wholesale 5.50% 3/15/17	450,000	492,691
CVS Health
2.25% 8/12/19	250,000	249,226
2.75% 12/1/22	200,000	195,139
4.00% 12/5/23	600,000	636,128
4.125% 5/15/21	100,000	108,583
4.75% 5/18/20	100,000	110,913
5.75% 6/1/17	150,000	165,641
5.75% 5/15/41	150,000	187,381
6.25% 6/1/27	130,000	164,380
Delhaize America 9.00% 4/15/31	125,000	170,467
Delhaize Group
4.125% 4/10/19	100,000	105,118
5.70% 10/1/40	500,000	526,381
Kroger
1.20% 10/17/16	93,000	92,838
2.20% 1/15/17	100,000	101,640
2.30% 1/15/19	250,000	250,180
3.30% 1/15/21	250,000	254,039
3.40% 4/15/22	50,000	50,980
5.00% 4/15/42	100,000	109,368
6.90% 4/15/38	100,000	133,504
7.50% 4/1/31	250,000	338,499
Safeway 3.95% 8/15/20	120,000	121,466
Sysco
3.00% 10/2/21	755,000	767,593
4.35% 10/2/34	65,000	70,210
5.375% 3/17/19	100,000	112,896
6.625% 3/17/39	50,000	70,928

LVIP SSgA Bond Index Fund–27

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
Walgreen
1.80% 9/15/17	100,000	$100,115
3.10% 9/15/22	150,000	148,336
5.25% 1/15/19	150,000	166,891
Walgreens Boots Alliance
1.75% 11/17/17	600,000	601,904
4.80% 11/18/44	500,000	529,305
Wal-Mart Stores
0.60% 4/11/16	600,000	599,908
1.125% 4/11/18	200,000	197,864
2.55% 4/11/23	300,000	296,048
2.80% 4/15/16	400,000	410,604
3.25% 10/25/20	300,000	314,215
3.625% 7/8/20	100,000	106,919
4.00% 4/11/43	325,000	338,610
4.125% 2/1/19	100,000	109,023
4.875% 7/8/40	300,000	348,568
5.00% 10/25/40	200,000	237,194
5.25% 9/1/35	300,000	362,063
5.625% 4/15/41	250,000	320,455
5.80% 2/15/18	200,000	226,230
5.875% 4/5/27	100,000	126,936
6.20% 4/15/38	300,000	403,188
6.50% 8/15/37	350,000	483,229
7.55% 2/15/30	200,000	295,291

		12,309,085

Food Products–0.36%
Archer-Daniels-Midland
4.016% 4/16/43	100,000	100,763
4.479% 3/1/21	235,000	260,037
5.375% 9/15/35	100,000	121,521
5.45% 3/15/18	100,000	111,473
Bunge Limited Finance
4.10% 3/15/16	100,000	103,126
8.50% 6/15/19	135,000	165,763
Campbell Soup
2.50% 8/2/22	61,000	58,391
3.05% 7/15/17	100,000	103,459
4.25% 4/15/21	250,000	270,608
4.50% 2/15/19	35,000	37,745
ConAgra Foods
1.90% 1/25/18	250,000	248,518
3.20% 1/25/23	250,000	245,310
4.65% 1/25/43	125,000	130,973
5.819% 6/15/17	50,000	54,771
6.625% 8/15/39	50,000	64,202
7.00% 4/15/19	100,000	116,591
8.25% 9/15/30	100,000	146,065
General Mills
2.20% 10/21/19	300,000	297,816

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
General Mills (continued)
3.15% 12/15/21	200,000	$206,944
3.65% 2/15/24	111,000	115,446
5.40% 6/15/40	45,000	53,307
5.65% 2/15/19	100,000	113,630
5.70% 2/15/17	100,000	109,305
Hershey 4.125% 12/1/20	200,000	217,037
Ingredion 1.80% 9/25/17	100,000	99,779
Kellogg
1.75% 5/17/17	150,000	150,872
3.125% 5/17/22	150,000	151,933
3.25% 5/21/18	135,000	140,657
4.00% 12/15/20	64,000	68,591
7.45% 4/1/31	100,000	135,106
Kraft Foods
4.125% 2/9/16	250,000	259,358
6.125% 2/1/18	150,000	168,658
6.50% 8/11/17	500,000	560,327
6.50% 11/1/31	350,000	455,821
6.875% 2/1/38	250,000	335,611
Kraft Foods Group
2.25% 6/5/17	150,000	152,564
3.50% 6/6/22	150,000	153,957
5.00% 6/4/42	250,000	276,267
5.375% 2/10/20	250,000	284,049
6.125% 8/23/18	150,000	171,654
6.50% 2/9/40	150,000	193,473
McCormick
3.50% 9/1/23	107,000	112,267
3.90% 7/15/21	50,000	53,956
Mead Johnson Nutrition
4.90% 11/1/19	100,000	110,018
5.90% 11/1/39	50,000	61,772
Tyson Foods
3.95% 8/15/24	240,000	248,578
4.50% 6/15/22	200,000	216,871
Unilever Capital
2.20% 3/6/19	250,000	252,878
2.75% 2/10/16	100,000	102,267
4.25% 2/10/21	200,000	221,710
4.80% 2/15/19	100,000	111,221
5.90% 11/15/32	133,000	182,425

		8,885,441

Gas Utilities–0.13%
AGL Capital
4.40% 6/1/43	100,000	105,806
5.25% 8/15/19	100,000	111,921
5.875% 3/15/41	70,000	88,115
Atmos Energy
4.125% 10/15/44	150,000	156,162
8.50% 3/15/19	100,000	124,404

LVIP SSgA Bond Index Fund–28

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Gas Utilities (continued)
CenterPoint Energy 5.95% 2/1/17	100,000	$109,090
CenterPoint Energy Resources
4.50% 1/15/21	65,000	71,375
5.85% 1/15/41	115,000	147,701
6.00% 5/15/18	100,000	112,956
Laclede Group 4.70% 8/15/44	100,000	104,585
National Fuel Gas
3.75% 3/1/23	156,000	158,053
8.75% 5/1/19	115,000	142,225
One Gas
3.61% 2/1/24	100,000	104,577
4.658% 2/1/44	50,000	57,215
Panhandle Eastern Pipe Line
6.20% 11/1/17	50,000	55,606
7.00% 6/15/18	300,000	341,185
Piedmont Natural Gas 4.65% 8/1/43	50,000	57,975
Questar 2.75% 2/1/16	85,000	86,555
Southern California Gas
3.15% 9/15/24	100,000	101,260
4.45% 3/15/44	150,000	169,087
5.75% 11/15/35	100,000	132,777
Southern Natural Gas
4.40% 6/15/21	300,000	312,386
#144A 5.90% 4/1/17	25,000	26,895
8.00% 3/1/32	100,000	129,889
Southwest Gas 4.875% 10/1/43	100,000	116,243

		3,124,043

Health Care Equipment & Supplies–0.34%
Bard (C.R.)
2.875% 1/15/16	100,000	102,209
4.40% 1/15/21	65,000	71,495
Baxter International
0.95% 6/1/16	250,000	249,986
3.20% 6/15/23	225,000	227,126
3.65% 8/15/42	100,000	95,621
4.50% 8/15/19	250,000	274,258
6.25% 12/1/37	50,000	65,907
Becton, Dickinson
1.75% 11/8/16	200,000	201,566
2.675% 12/15/19	145,000	147,076
3.125% 11/8/21	200,000	201,052
3.25% 11/12/20	100,000	101,863
3.734% 12/15/24	150,000	154,750
5.00% 11/12/40	35,000	37,821
6.00% 5/15/39	100,000	123,751
Boston Scientific
2.65% 10/1/18	125,000	125,258
6.00% 1/15/20	100,000	112,821
6.40% 6/15/16	100,000	107,036
7.375% 1/15/40	201,000	270,481

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
CareFusion
3.30% 3/1/23	100,000	$98,328
4.875% 5/15/44	100,000	106,939
6.375% 8/1/19	150,000	173,724
Covidien International Finance
2.95% 6/15/23	100,000	98,316
3.20% 6/15/22	150,000	151,597
4.20% 6/15/20	100,000	107,885
6.00% 10/15/17	25,000	27,995
6.55% 10/15/37	100,000	131,057
DENTSPLY International 2.75% 8/15/16	55,000	56,224
Edwards Lifesciences 2.875% 10/15/18	150,000	152,196
Medtronic
1.375% 4/1/18	125,000	123,797
#144A 1.50% 3/15/18	115,000	114,539
#144A 2.50% 3/15/20	135,000	135,518
2.625% 3/15/16	100,000	102,262
2.75% 4/1/23	125,000	121,759
3.125% 3/15/22	150,000	152,119
#144A 3.50% 3/15/25	975,000	999,528
3.625% 3/15/24	500,000	520,009
4.00% 4/1/43	350,000	335,087
#144A 4.375% 3/15/35	150,000	159,669
4.50% 3/15/42	100,000	102,341
#144A 4.625% 3/15/45	590,000	642,242
5.55% 3/15/40	100,000	118,240
5.60% 3/15/19	200,000	227,232
St. Jude Medical 3.25% 4/15/23	200,000	200,299
Stryker
1.30% 4/1/18	100,000	98,622
2.00% 9/30/16	45,000	45,777
3.375% 5/15/24	150,000	151,304
4.375% 1/15/20	100,000	107,042
4.375% 5/15/44	100,000	104,441
Zimmer Holdings 5.75% 11/30/39	100,000	121,529

		8,457,694

Health Care Providers & Services–0.49%
Aetna
1.75% 5/15/17	100,000	100,683
2.20% 3/15/19	300,000	298,315
2.75% 11/15/22	150,000	145,758
4.50% 5/15/42	100,000	106,293
6.625% 6/15/36	100,000	133,701
6.75% 12/15/37	100,000	132,320
AmerisourceBergen
3.40% 5/15/24	250,000	250,613
4.875% 11/15/19	200,000	221,405
Cardinal Health
3.20% 3/15/23	100,000	99,577
3.50% 11/15/24	300,000	299,773
4.625% 12/15/20	100,000	109,602

LVIP SSgA Bond Index Fund–29

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Children’s Hospital Medical Center 4.268% 5/15/44	50,000	$52,206
CIGNA
2.75% 11/15/16	100,000	102,733
5.375% 2/15/42	400,000	474,818
5.875% 3/15/41	200,000	250,834
7.875% 5/15/27	25,000	34,231
Coventry Health Care 5.45% 6/15/21	80,000	92,039
Dignity Health 3.812% 11/1/24	200,000	206,501
Express Scripts Holding
2.65% 2/15/17	200,000	204,604
3.125% 5/15/16	200,000	205,657
3.90% 2/15/22	450,000	469,326
4.75% 11/15/21	200,000	221,036
6.125% 11/15/41	300,000	379,352
Howard Hughes Medical Institute 3.50% 9/1/23	150,000	157,146
Humana
3.15% 12/1/22	100,000	97,405
4.625% 12/1/42	175,000	178,125
7.20% 6/15/18	100,000	116,909
Kaiser Foundation Hospitals 3.50% 4/1/22	50,000	51,650
Laboratory Corporation of America Holdings
2.20% 8/23/17	250,000	252,343
4.625% 11/15/20	150,000	161,903
McKesson
2.284% 3/15/19	250,000	249,726
3.25% 3/1/16	250,000	256,039
4.75% 3/1/21	300,000	332,149
4.883% 3/15/44	125,000	138,249
Medco Health Solutions 7.125% 3/15/18	225,000	259,964
Owens & Minor 3.875% 9/15/21	50,000	50,640
Quest Diagnostics
2.70% 4/1/19	150,000	151,431
3.20% 4/1/16	200,000	204,979
4.75% 1/30/20	60,000	64,784
5.75% 1/30/40	100,000	115,065
UnitedHealth Group
1.875% 11/15/16	500,000	508,148
2.75% 2/15/23	107,000	105,170
2.875% 12/15/21	400,000	405,185
2.875% 3/15/23	250,000	248,839
4.25% 3/15/43	100,000	105,270
4.375% 3/15/42	100,000	107,129
4.625% 11/15/41	200,000	216,119
4.70% 2/15/21	100,000	112,697
6.00% 2/15/18	200,000	225,292
6.50% 6/15/37	150,000	201,665
6.625% 11/15/37	100,000	137,031
6.875% 2/15/38	100,000	140,794

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
WellPoint
2.30% 7/15/18	250,000	$251,596
3.125% 5/15/22	250,000	250,258
3.50% 8/15/24	250,000	252,313
4.35% 8/15/20	100,000	108,475
4.625% 5/15/42	100,000	105,350
4.65% 1/15/43	125,000	130,612
4.65% 8/15/44	100,000	106,338
5.85% 1/15/36	125,000	154,201
5.875% 6/15/17	50,000	54,989
6.375% 6/15/37	100,000	130,219
7.00% 2/15/19	400,000	471,762

		11,959,336

Hotels, Restaurants & Leisure–0.15%
Brinker International 3.875% 5/15/23	100,000	99,898
Carnival
1.20% 2/5/16	100,000	99,969
3.95% 10/15/20	133,000	139,536
Darden Restaurants 7.05% 10/15/37	84,000	99,672
Hyatt Hotels 3.875% 8/15/16	100,000	103,784
International Game Technology
5.35% 10/15/23	100,000	100,890
5.50% 6/15/20	100,000	103,790
Marriott International
3.375% 10/15/20	208,000	213,214
6.375% 6/15/17	100,000	110,687
McDonald’s
1.875% 5/29/19	250,000	248,521
2.625% 1/15/22	100,000	99,816
3.25% 6/10/24	300,000	306,267
3.625% 5/20/21	100,000	107,186
3.625% 5/1/43	100,000	93,024
5.80% 10/15/17	300,000	335,485
6.30% 3/1/38	50,000	65,977
Starbucks
3.85% 10/1/23	100,000	106,799
6.25% 8/15/17	100,000	112,389
Starwood Hotels & Resorts Worldwide 3.125% 2/15/23	211,000	205,468
Wyndham Worldwide 4.25% 3/1/22	300,000	306,868
Yum Brands
3.75% 11/1/21	65,000	66,700
3.875% 11/1/23	250,000	255,050
5.30% 9/15/19	150,000	166,169
5.35% 11/1/43	100,000	109,770

		3,656,929

Household Durables–0.15%
Church & Dwight 2.45% 12/15/19	100,000	100,063
Clorox
3.50% 12/15/24	150,000	150,628

LVIP SSgA Bond Index Fund–30

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Household Durables (continued)
Clorox (continued)
5.95% 10/15/17	100,000	$111,568
Energizer Holdings 4.70% 5/19/21	100,000	103,904
Kimberly-Clark
1.90% 5/22/19	250,000	248,578
3.875% 3/1/21	45,000	49,331
6.125% 8/1/17	200,000	223,896
6.625% 8/1/37	100,000	142,925
7.50% 11/1/18	100,000	120,256
Leggett & Platt 3.40% 8/15/22	50,000	50,398
Mohawk Industries 6.125% 1/15/16	117,000	122,556
Procter & Gamble
1.60% 11/15/18	200,000	199,692
1.90% 11/1/19	200,000	200,631
2.30% 2/6/22	250,000	248,397
3.10% 8/15/23	200,000	206,278
4.70% 2/15/19	200,000	222,913
5.50% 2/1/34	100,000	129,279
5.55% 3/5/37	200,000	259,537
Tupperware Brands 4.75% 6/1/21	100,000	107,188
Whirlpool
3.70% 3/1/23	650,000	661,263
4.70% 6/1/22	100,000	109,788

		3,769,069

Independent Power Producers & Energy Traders–0.08%
Constellation Energy Group 5.15% 12/1/20	200,000	221,724
Exelon Generation
4.25% 6/15/22	250,000	260,209
5.60% 6/15/42	292,000	327,870
6.20% 10/1/17	25,000	27,798
6.25% 10/1/39	100,000	120,517
Oglethorpe Power
4.55% 6/1/44	100,000	105,865
5.95% 11/1/39	100,000	128,849
PSEG Power
4.15% 9/15/21	250,000	263,750
5.125% 4/15/20	60,000	66,734
Southern Power 5.25% 7/15/43	120,000	138,838
TransAlta 6.50% 3/15/40	250,000	268,813

		1,930,967

Industrial Conglomerates–0.17%
3M
1.00% 6/26/17	100,000	99,876
1.375% 9/29/16	250,000	252,906
2.00% 6/26/22	500,000	485,093
3.875% 6/15/44	150,000	154,940
5.70% 3/15/37	100,000	130,258
6.375% 2/15/28	25,000	33,161

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Industrial Conglomerates (continued)
Danaher
2.30% 6/23/16	100,000	$102,293
3.90% 6/23/21	100,000	107,960
5.625% 1/15/18	100,000	111,720
General Electric
2.70% 10/9/22	750,000	751,611
4.125% 10/9/42	311,000	323,295
5.25% 12/6/17	550,000	610,372
Koninklijke Philips Electronics
3.75% 3/15/22	100,000	104,297
5.00% 3/15/42	100,000	112,355
5.75% 3/11/18	300,000	333,232
6.875% 3/11/38	50,000	68,130
Tyco Electronics Group
2.35% 8/1/19	75,000	75,012
2.375% 12/17/18	60,000	60,574
3.50% 2/3/22	150,000	155,145
6.55% 10/1/17	100,000	112,635
Tyco International Finance 8.50% 1/15/19	100,000	121,946

		4,306,811

Insurance–0.87%
ACE INA Holdings
2.70% 3/13/23	100,000	97,275
4.15% 3/13/43	100,000	105,473
5.70% 2/15/17	50,000	54,575
5.90% 6/15/19	125,000	143,704
AFLAC
6.45% 8/15/40	100,000	130,551
6.90% 12/17/39	130,000	175,989
8.50% 5/15/19	200,000	250,180
Alleghany
4.90% 9/15/44	95,000	100,051
4.95% 6/27/22	100,000	110,163
Allied World Assurance 7.50% 8/1/16	200,000	218,413
Allstate
4.50% 6/15/43	100,000	110,795
5.55% 5/9/35	150,000	186,497
•5.75% 8/15/53	225,000	237,516
7.45% 5/16/19	100,000	121,211
American Financial Group 9.875% 6/15/19	100,000	128,697
American International Group
2.30% 7/16/19	350,000	350,731
4.50% 7/16/44	500,000	530,459
4.875% 6/1/22	500,000	562,555
5.85% 1/16/18	300,000	335,665
6.25% 5/1/36	100,000	130,011
6.40% 12/15/20	200,000	238,796
•8.175% 5/15/58	500,000	680,000

LVIP SSgA Bond Index Fund–31

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
AON
3.125% 5/27/16	100,000	$102,648
3.50% 6/14/24	100,000	100,401
4.00% 11/27/23	150,000	158,315
4.45% 5/24/43	100,000	100,067
5.00% 9/30/20	100,000	111,803
Arch Capital Group US 5.144% 11/1/43	105,000	117,580
Aspen Insurance Holdings 4.65% 11/15/23	100,000	104,244
Assurant 2.50% 3/15/18	150,000	151,558
Assured Guaranty US Holdings 5.00% 7/1/24	100,000	105,614
AXA 8.60% 12/15/30	200,000	272,206
Axis Specialty Finance 5.875% 6/1/20	100,000	113,544
Berkley (W.R.) 7.375% 9/15/19	100,000	118,603
Berkshire Hathaway
1.90% 1/31/17	300,000	304,483
2.10% 8/14/19	200,000	201,480
3.00% 2/11/23	100,000	101,121
3.40% 1/31/22	300,000	312,857
4.50% 2/11/43	250,000	274,529
Berkshire Hathaway Finance
1.30% 5/15/18	150,000	148,977
1.60% 5/15/17	150,000	151,370
3.00% 5/15/22	100,000	101,728
4.25% 1/15/21	100,000	110,091
4.30% 5/15/43	100,000	106,456
4.40% 5/15/42	100,000	107,997
5.40% 5/15/18	50,000	55,990
5.75% 1/15/40	100,000	128,436
Chubb
5.75% 5/15/18	100,000	113,065
6.00% 5/11/37	100,000	131,116
•6.375% 3/29/67	100,000	107,705
Cincinnati Financial 6.92% 5/15/28	100,000	127,543
CNA Financial
3.95% 5/15/24	125,000	126,635
5.75% 8/15/21	30,000	34,238
7.35% 11/15/19	120,000	143,525
Delphi Financial Group 7.875% 1/31/20	25,000	30,035
Everest Reinsurance Holdings 4.868% 6/1/44	100,000	105,567
Fidelity National Financial 6.60% 5/15/17	100,000	110,034
First American Financial 4.60% 11/15/24	100,000	101,589
Hartford Financial Services Group
4.30% 4/15/43	43,000	44,279
5.125% 4/15/22	100,000	112,581
5.50% 3/30/20	100,000	113,139
5.95% 10/15/36	250,000	309,324
6.10% 10/1/41	50,000	62,677

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Hartford Financial Services Group (continued)
6.625% 3/30/40	100,000	$135,095
HCC Insurance Holdings 6.30% 11/15/19	50,000	57,838
ING US
2.90% 2/15/18	100,000	102,451
5.50% 7/15/22	100,000	113,138
5.70% 7/15/43	100,000	120,258
*Lincoln National 4.00% 9/1/23	500,000	519,687
Loews
4.125% 5/15/43	500,000	476,223
6.00% 2/1/35	100,000	123,382
Markel 7.125% 9/30/19	100,000	118,813
Marsh & McLennan
2.55% 10/15/18	100,000	101,780
3.50% 3/10/25	150,000	151,268
4.80% 7/15/21	100,000	111,294
MetLife
4.368% 9/15/23	167,000	182,427
4.75% 2/8/21	200,000	223,841
4.875% 11/13/43	200,000	226,789
5.70% 6/15/35	50,000	62,512
5.875% 2/6/41	100,000	125,087
6.375% 6/15/34	100,000	133,664
6.40% 12/15/36	100,000	112,000
6.50% 12/15/32	100,000	133,782
6.75% 6/1/16	200,000	215,692
6.817% 8/15/18	400,000	465,786
7.717% 2/15/19	200,000	242,793
10.75% 8/1/39	150,000	244,500
Montpelier Re Holdings 4.70% 10/15/22	100,000	103,189
Old Republic International 4.875% 10/1/24	100,000	104,790
OneBeacon US Holdings 4.60% 11/9/22	100,000	104,179
PartnerRe Finance B 5.50% 6/1/20	100,000	112,658
Primerica 4.75% 7/15/22	100,000	109,251
Principal Financial Group
1.85% 11/15/17	250,000	250,373
8.875% 5/15/19	100,000	125,938
ProAssurance 5.30% 11/15/23	100,000	109,632
Progressive
3.75% 8/23/21	100,000	107,283
4.35% 4/25/44	250,000	271,809
Protective Life
7.375% 10/15/19	50,000	60,232
8.45% 10/15/39	25,000	37,793
Prudential Financial
2.30% 8/15/18	250,000	253,111
5.10% 8/15/43	250,000	282,705
•5.20% 3/15/44	100,000	99,375
5.50% 3/15/16	200,000	210,771
5.70% 12/14/36	50,000	59,633

LVIP SSgA Bond Index Fund–32

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Prudential Financial (continued)
•5.875% 9/15/42	250,000	$265,000
5.90% 3/17/36	250,000	305,232
6.625% 12/1/37	400,000	531,410
6.625% 6/21/40	200,000	263,815
Reinsurance Group of America
4.70% 9/15/23	150,000	161,473
6.45% 11/15/19	90,000	104,315
Swiss Re Solutions Holding 7.00% 2/15/26	100,000	127,284
Symetra Financial 4.25% 7/15/24	50,000	51,066
Torchmark
6.375% 6/15/16	100,000	107,339
9.25% 6/15/19	25,000	31,681
TransAtlantic Holdings 8.00% 11/30/39	100,000	144,482
Travelers
3.90% 11/1/20	100,000	107,561
4.60% 8/1/43	250,000	281,818
5.80% 5/15/18	250,000	282,543
5.90% 6/2/19	100,000	115,802
6.25% 6/15/37	100,000	133,289
6.75% 6/20/36	100,000	141,250
Trinity Acquisition 6.125% 8/15/43	100,000	114,992
Unum Group 7.125% 9/30/16	200,000	218,566
Willis Group Holdings 4.125% 3/15/16	150,000	154,643
XL Group 5.75% 10/1/21	100,000	116,497
XLIT
2.30% 12/15/18	100,000	100,159
5.25% 12/15/43	200,000	227,826

		21,425,322

Internet & Catalog Retail–0.07%
Amazon.com
1.20% 11/29/17	800,000	792,074
3.80% 12/5/24	500,000	513,293
Expedia
4.50% 8/15/24	200,000	202,346
5.95% 8/15/20	100,000	111,882

		1,619,595

Internet Software & Services–0.10%
Alibaba Group Holding
#144A 2.50% 11/28/19	500,000	493,823
#144A 3.60% 11/28/24	333,000	330,966
Baidu
3.25% 8/6/18	200,000	204,788
3.50% 11/28/22	200,000	198,439
eBay
2.60% 7/15/22	250,000	237,637
2.875% 8/1/21	350,000	346,971
3.25% 10/15/20	100,000	101,846

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Internet Software & Services (continued)
Google
2.125% 5/19/16	200,000	$204,368
3.375% 2/25/24	200,000	208,571
3.625% 5/19/21	100,000	107,447

		2,434,856

IT Services–0.21%
Broadridge Financial Solutions 3.95% 9/1/20	100,000	104,206
Computer Sciences 6.50% 3/15/18	150,000	167,794
Fidelity National Information Services
2.00% 4/15/18	43,000	42,802
3.50% 4/15/23	311,000	309,686
3.875% 6/5/24	100,000	101,204
Fiserv
3.125% 6/15/16	100,000	102,706
3.50% 10/1/22	150,000	151,737
4.625% 10/1/20	100,000	108,769
HP Enterprise Services 7.45% 10/15/29	25,000	31,663
International Business Machines
0.45% 5/6/16	150,000	149,598
1.25% 2/6/17	350,000	351,251
1.25% 2/8/18	250,000	248,109
1.625% 5/15/20	150,000	144,763
1.875% 8/1/22	600,000	560,267
1.95% 7/22/16	300,000	305,763
1.95% 2/12/19	200,000	200,934
2.00% 1/5/16	100,000	101,493
2.90% 11/1/21	150,000	154,416
4.00% 6/20/42	200,000	199,979
5.60% 11/30/39	210,000	254,550
5.70% 9/14/17	300,000	334,542
5.875% 11/29/32	120,000	154,293
7.625% 10/15/18	300,000	361,992
Total System Services 3.75% 6/1/23	125,000	122,707
Western Union
2.875% 12/10/17	150,000	153,236
3.65% 8/22/18	100,000	103,835
5.253% 4/1/20	107,000	117,452

		5,139,747

Leisure Equipment & Products–0.02%
Hasbro
3.15% 5/15/21	75,000	74,982
5.10% 5/15/44	65,000	68,333
6.35% 3/15/40	65,000	79,843
Mattel
2.35% 5/6/19	200,000	199,497
6.20% 10/1/40	100,000	120,881

		543,536

LVIP SSgA Bond Index Fund–33

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Life Sciences Tools & Services–0.08%
Agilent Technologies
3.875% 7/15/23	150,000	$149,311
5.00% 7/15/20	100,000	108,914
#Keysight Technologies 144A 4.55% 10/30/24	250,000	250,591
Life Technologies 6.00% 3/1/20	150,000	171,562
Thermo Fisher Scientific
3.20% 3/1/16	140,000	143,383
3.30% 2/15/22	150,000	150,485
3.60% 8/15/21	100,000	103,419
4.15% 2/1/24	500,000	528,292
4.50% 3/1/21	240,000	259,606
4.70% 5/1/20	100,000	109,141
Trimble Navigation 4.75% 12/1/24	100,000	102,657

		2,077,361

Machinery–0.27%
Caterpillar
1.50% 6/26/17	100,000	100,678
2.60% 6/26/22	50,000	49,500
3.803% 8/15/42	168,000	165,799
3.90% 5/27/21	150,000	162,665
4.75% 5/15/64	50,000	54,679
5.70% 8/15/16	125,000	134,902
6.05% 8/15/36	200,000	260,635
7.90% 12/15/18	100,000	122,030
Cooper US
2.375% 1/15/16	100,000	101,527
3.875% 12/15/20	100,000	105,982
6.10% 7/1/17	100,000	110,253
Crane 4.45% 12/15/23	100,000	105,618
Cummins
3.65% 10/1/23	139,000	146,483
4.875% 10/1/43	64,000	74,735
Deere
2.60% 6/8/22	100,000	98,542
3.90% 6/9/42	150,000	152,243
4.375% 10/16/19	350,000	382,505
5.375% 10/16/29	100,000	121,499
Dover
4.30% 3/1/21	100,000	110,511
5.375% 3/1/41	100,000	124,927
6.60% 3/15/38	25,000	35,634
Eaton
1.50% 11/2/17	200,000	198,978
2.75% 11/2/22	250,000	246,028
4.15% 11/2/42	150,000	149,488
6.95% 3/20/19	50,000	58,250
Flowserve 4.00% 11/15/23	64,000	66,228
Illinois Tool Works
1.95% 3/1/19	300,000	300,460

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Machinery (continued)
Illinois Tool Works (continued)
3.375% 9/15/21	60,000	$63,424
3.90% 9/1/42	150,000	151,743
4.875% 9/15/41	100,000	115,085
6.25% 4/1/19	100,000	116,694
Ingersoll-Rand Global Holding
4.25% 6/15/23	250,000	263,993
5.75% 6/15/43	100,000	118,307
6.875% 8/15/18	250,000	290,453
Joy Global 5.125% 10/15/21	80,000	87,530
Kennametal 2.65% 11/1/19	150,000	148,579
Parker Hannifin
4.20% 11/21/34	140,000	148,506
6.25% 5/15/38	50,000	67,616
Parker-Hannifin 3.30% 11/21/24	60,000	61,359
Pentair Finance 5.00% 5/15/21	200,000	222,765
Snap-on 6.125% 9/1/21	50,000	59,266
Stanley Black & Decker
2.90% 11/1/22	150,000	148,145
5.20% 9/1/40	100,000	116,291
•5.75% 12/15/53	100,000	108,250
Textron 3.875% 3/1/25	170,000	170,647
#Timken 144A 3.875% 9/1/24	70,000	70,031
Valmont Industries 5.25% 10/1/54	150,000	151,979
Wabtec 4.375% 8/15/23	100,000	106,462
Xylem 3.55% 9/20/16	100,000	103,963

		6,631,867

Media–1.08%
#21st Century Fox America 144A 4.75% 9/15/44	60,000	65,834
CBS
2.30% 8/15/19	200,000	197,825
3.375% 3/1/22	100,000	100,589
4.85% 7/1/42	150,000	152,599
4.90% 8/15/44	125,000	127,427
7.875% 7/30/30	200,000	280,226
CC Holdings GS V
2.381% 12/15/17	100,000	100,958
3.849% 4/15/23	150,000	149,259
Comcast
3.125% 7/15/22	100,000	101,790
3.375% 2/15/25	125,000	127,973
4.20% 8/15/34	83,000	87,081
4.25% 1/15/33	200,000	212,459
4.65% 7/15/42	24,000	26,374
4.75% 3/1/44	350,000	391,645
5.15% 3/1/20	300,000	340,145
5.70% 5/15/18	200,000	225,385
5.70% 7/1/19	200,000	229,846
5.90% 3/15/16	150,000	159,076
6.40% 5/15/38	250,000	334,941

LVIP SSgA Bond Index Fund–34

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Comcast (continued)
6.45% 3/15/37	200,000	$266,963
6.50% 1/15/17	200,000	220,948
6.50% 11/15/35	200,000	267,849
6.95% 8/15/37	250,000	353,385
7.05% 3/15/33	500,000	697,686
DIRECTV Holdings
1.75% 1/15/18	75,000	74,560
3.125% 2/15/16	100,000	102,298
3.50% 3/1/16	200,000	205,275
3.80% 3/15/22	200,000	203,793
3.95% 1/15/25	225,000	227,237
4.45% 4/1/24	300,000	314,486
4.60% 2/15/21	300,000	321,769
5.00% 3/1/21	200,000	218,390
5.15% 3/15/42	150,000	155,577
5.20% 3/15/20	65,000	71,956
5.875% 10/1/19	40,000	45,801
6.00% 8/15/40	200,000	224,927
6.35% 3/15/40	50,000	58,249
Discovery Communications
3.30% 5/15/22	150,000	148,556
4.375% 6/15/21	100,000	105,929
4.875% 4/1/43	100,000	103,501
5.05% 6/1/20	200,000	219,987
5.625% 8/15/19	200,000	224,758
6.35% 6/1/40	150,000	179,170
Disney (Walt)
0.875% 5/30/17	150,000	149,199
1.125% 2/15/17	250,000	250,215
1.35% 8/16/16	200,000	201,959
2.35% 12/1/22	300,000	294,694
3.70% 12/1/42	150,000	148,179
3.75% 6/1/21	200,000	216,380
4.125% 12/1/41	100,000	105,956
4.125% 6/1/44	83,000	87,438
6.00% 7/17/17	150,000	167,689
Grupo Televisa
6.625% 1/15/40	100,000	122,243
8.50% 3/11/32	200,000	278,585
Historic TW
6.625% 5/15/29	300,000	381,241
6.875% 6/15/18	400,000	462,834
Interpublic Group
2.25% 11/15/17	150,000	150,387
4.00% 3/15/22	70,000	71,762
NBCUniversal Media
2.875% 1/15/23	575,000	575,454
4.375% 4/1/21	200,000	220,262
4.45% 1/15/43	675,000	718,162
5.15% 4/30/20	270,000	306,757
5.95% 4/1/41	200,000	258,135

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
News America
3.00% 9/15/22	600,000	$596,969
4.50% 2/15/21	150,000	164,409
5.65% 8/15/20	300,000	344,586
6.15% 3/1/37	30,000	37,723
6.15% 2/15/41	450,000	574,763
6.40% 12/15/35	300,000	392,796
6.65% 11/15/37	175,000	234,445
6.90% 8/15/39	100,000	136,029
News America Holdings 8.15% 10/17/36	100,000	147,232
Omnicom Group
3.625% 5/1/22	200,000	205,648
4.45% 8/15/20	35,000	37,694
6.25% 7/15/19	250,000	290,093
Reed Elsevier Capital 8.625% 1/15/19	100,000	122,420
Scripps Networks Interactive
2.75% 11/15/19	50,000	50,265
3.90% 11/15/24	150,000	153,031
Thomson Reuters
0.875% 5/23/16	100,000	99,516
1.30% 2/23/17	107,000	106,495
4.30% 11/23/23	200,000	213,157
4.70% 10/15/19	400,000	434,009
6.50% 7/15/18	150,000	170,622
Time Warner
3.55% 6/1/24	200,000	199,617
4.70% 1/15/21	100,000	109,601
4.75% 3/29/21	150,000	163,929
4.875% 3/15/20	200,000	220,320
4.90% 6/15/42	200,000	211,534
5.875% 11/15/16	150,000	162,666
6.10% 7/15/40	100,000	122,212
6.25% 3/29/41	300,000	373,847
6.50% 11/15/36	100,000	127,626
7.625% 4/15/31	325,000	454,278
7.70% 5/1/32	330,000	467,502
Time Warner Cable
4.00% 9/1/21	500,000	532,925
5.00% 2/1/20	145,000	159,968
5.50% 9/1/41	100,000	116,625
5.85% 5/1/17	500,000	546,073
5.875% 11/15/40	100,000	119,663
6.55% 5/1/37	200,000	258,335
6.75% 7/1/18	300,000	344,335
6.75% 6/15/39	200,000	262,339
7.30% 7/1/38	150,000	207,501
8.25% 4/1/19	250,000	306,317
8.75% 2/14/19	200,000	247,791
Time Warner Entertainment
8.375% 3/15/23	250,000	337,002
8.375% 7/15/33	200,000	300,981

LVIP SSgA Bond Index Fund–35

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Viacom
2.50% 9/1/18	120,000	$121,166
3.125% 6/15/22	50,000	48,496
3.25% 3/15/23	250,000	241,865
3.50% 4/1/17	100,000	104,125
3.875% 4/1/24	200,000	201,148
4.375% 3/15/43	477,000	440,937
5.625% 9/15/19	200,000	224,847
5.85% 9/1/43	150,000	167,415
6.875% 4/30/36	125,000	159,159
WPP Finance 2010
4.75% 11/21/21	100,000	109,502
5.625% 11/15/43	250,000	286,721

		26,562,283

Metals & Mining–0.54%
Barrick Gold
3.85% 4/1/22	250,000	240,961
4.10% 5/1/23	200,000	194,979
5.25% 4/1/42	300,000	278,269
6.95% 4/1/19	100,000	113,977
Barrick North America Finance
4.40% 5/30/21	200,000	202,230
5.70% 5/30/41	100,000	98,510
5.75% 5/1/43	150,000	149,351
7.50% 9/15/38	25,000	29,633
Barrick PD Australia Finance 5.95% 10/15/39	100,000	96,105
BHP Billiton Finance USA
1.625% 2/24/17	350,000	353,079
1.875% 11/21/16	250,000	254,063
3.25% 11/21/21	250,000	258,588
3.85% 9/30/23	200,000	210,940
4.125% 2/24/42	125,000	122,679
5.00% 9/30/43	500,000	569,037
5.40% 3/29/17	100,000	108,946
6.50% 4/1/19	150,000	176,471
Freeport-McMoRan Copper & Gold
2.15% 3/1/17	100,000	100,217
2.375% 3/15/18	400,000	395,904
3.10% 3/15/20	775,000	754,762
3.55% 3/1/22	300,000	283,798
3.875% 3/15/23	225,000	212,358
5.45% 3/15/43	225,000	213,497
Goldcorp
2.125% 3/15/18	100,000	98,912
3.70% 3/15/23	200,000	195,325
#Kinross Gold 144A 5.95% 3/15/24	139,000	130,655
Newmont Mining
3.50% 3/15/22	150,000	141,094
4.875% 3/15/42	150,000	131,109
5.125% 10/1/19	180,000	193,099

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Newmont Mining (continued)
6.25% 10/1/39	100,000	$101,755
Nucor
4.00% 8/1/23	139,000	145,835
4.125% 9/15/22	100,000	106,618
5.20% 8/1/43	100,000	110,656
5.75% 12/1/17	50,000	55,290
5.85% 6/1/18	100,000	111,854
Reliance Steel & Aluminum 4.50% 4/15/23	150,000	147,259
Rio Tinto Alcan 6.125% 12/15/33	150,000	182,566
Rio Tinto Finance USA
1.375% 6/17/16	500,000	502,383
1.625% 8/21/17	250,000	250,057
2.25% 12/14/18	150,000	150,444
2.50% 5/20/16	100,000	101,920
2.875% 8/21/22	250,000	240,773
3.50% 11/2/20	250,000	259,733
3.75% 9/20/21	150,000	154,398
4.125% 5/20/21	200,000	210,609
4.125% 8/21/42	150,000	146,235
5.20% 11/2/40	100,000	110,285
6.50% 7/15/18	250,000	286,441
7.125% 7/15/28	75,000	97,926
9.00% 5/1/19	100,000	126,634
Southern Copper
3.50% 11/8/22	89,000	84,849
5.25% 11/8/42	150,000	134,752
5.375% 4/16/20	125,000	136,755
6.75% 4/16/40	110,000	116,490
7.50% 7/27/35	200,000	226,998
Teck Resources
2.50% 2/1/18	250,000	242,702
4.50% 1/15/21	100,000	97,939
4.75% 1/15/22	104,000	101,519
5.20% 3/1/42	250,000	205,081
6.00% 8/15/40	100,000	90,176
6.25% 7/15/41	201,000	185,866
Vale 5.625% 9/11/42	150,000	140,462
Vale Overseas
4.375% 1/11/22	250,000	240,878
4.625% 9/15/20	100,000	101,545
5.625% 9/15/19	300,000	320,706
6.25% 1/11/16	100,000	104,210
6.25% 1/23/17	250,000	266,910
6.875% 11/21/36	350,000	370,717
6.875% 11/10/39	170,000	181,910
Worthington Industries 4.55% 4/15/26	40,000	42,431
Yamana Gold 4.95% 7/15/24	50,000	48,890

		13,350,005

LVIP SSgA Bond Index Fund–36

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multiline Retail–0.16%
Dollar General 3.25% 4/15/23	200,000	$182,373
Family Dollar Stores 5.00% 2/1/21	100,000	105,621
Kohl’s
4.00% 11/1/21	200,000	207,981
4.75% 12/15/23	150,000	160,825
6.00% 1/15/33	100,000	111,147
6.25% 12/15/17	50,000	55,652
Macy’s Retail Holdings
2.875% 2/15/23	100,000	97,282
3.625% 6/1/24	150,000	152,059
4.375% 9/1/23	90,000	96,852
5.125% 1/15/42	100,000	108,795
5.90% 12/1/16	107,000	116,150
6.70% 7/15/34	150,000	192,331
6.90% 4/1/29	150,000	191,396
Nordstrom
4.75% 5/1/20	100,000	110,742
5.00% 1/15/44	281,000	322,234
Target
2.30% 6/26/19	200,000	202,674
2.90% 1/15/22	300,000	304,029
3.875% 7/15/20	100,000	107,855
4.00% 7/1/42	150,000	153,011
5.875% 7/15/16	100,000	107,443
6.00% 1/15/18	250,000	281,899
6.35% 11/1/32	100,000	131,501
6.50% 10/15/37	200,000	274,060
7.00% 1/15/38	200,000	287,784

		4,061,696

Multi-Utilities–0.27%
American Water Capital
3.85% 3/1/24	250,000	263,715
4.30% 12/1/42	100,000	102,099
6.085% 10/15/17	100,000	111,304
Avista
5.125% 4/1/22	30,000	34,396
5.95% 6/1/18	100,000	113,333
Consolidated Edison New York
3.95% 3/1/43	150,000	150,234
4.45% 3/15/44	200,000	217,204
5.50% 12/1/39	250,000	301,171
5.85% 3/15/36	100,000	128,473
6.30% 8/15/37	20,000	26,548
6.65% 4/1/19	200,000	235,636
6.75% 4/1/38	25,000	34,932
7.125% 12/1/18	200,000	237,315
Dominion Resources
2.50% 12/1/19	100,000	100,407
2.75% 9/15/22	250,000	242,895
4.45% 3/15/21	100,000	108,494

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
Dominion Resources (continued)
4.90% 8/1/41	60,000	$65,762
5.20% 8/15/19	80,000	89,309
5.95% 6/15/35	25,000	31,891
6.40% 6/15/18	76,000	86,827
DTE Energy
2.40% 12/1/19	150,000	150,197
3.50% 6/1/24	100,000	101,937
6.35% 6/1/16	50,000	53,681
KeySpan 8.00% 11/15/30	25,000	34,560
National Grid 6.30% 8/1/16	550,000	593,921
NiSource Finance
3.85% 2/15/23	50,000	51,894
4.80% 2/15/44	100,000	106,969
5.25% 2/15/43	59,000	67,894
5.45% 9/15/20	125,000	140,838
5.80% 2/1/42	100,000	122,153
6.125% 3/1/22	100,000	118,712
6.40% 3/15/18	300,000	341,929
Puget Energy 6.00% 9/1/21	200,000	234,297
Puget Sound Energy
4.434% 11/15/41	100,000	109,354
5.638% 4/15/41	80,000	102,560
5.764% 7/15/40	50,000	66,365
5.795% 3/15/40	100,000	129,826
San Diego Gas & Electric
3.00% 8/15/21	175,000	179,670
3.60% 9/1/23	200,000	210,658
6.00% 6/1/39	110,000	146,556
SCANA 6.25% 4/1/20	100,000	114,670
Sempra Energy
2.875% 10/1/22	150,000	147,702
6.00% 10/15/39	125,000	154,970
6.15% 6/15/18	25,000	28,355
6.50% 6/1/16	230,000	247,074
United Utilities 5.375% 2/1/19	100,000	108,873

		6,547,560

Office Electronics–0.04%
Xerox
2.80% 5/15/20	250,000	245,877
4.50% 5/15/21	345,000	369,195
6.35% 5/15/18	250,000	282,897
6.40% 3/15/16	100,000	106,117

		1,004,086

Oil, Gas & Consumable Fuels–2.61%
Anadarko Finance 7.50% 5/1/31	250,000	329,621
Anadarko Petroleum
5.95% 9/15/16	200,000	213,963
6.375% 9/15/17	300,000	333,749
6.45% 9/15/36	250,000	301,367

LVIP SSgA Bond Index Fund–37

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Anadarko Petroleum (continued)
7.95% 6/15/39	200,000	$273,155
8.70% 3/15/19	200,000	245,212
Apache
1.75% 4/15/17	50,000	49,979
3.25% 4/15/22	73,000	71,840
4.25% 1/15/44	100,000	87,737
4.75% 4/15/43	200,000	188,266
5.10% 9/1/40	350,000	344,048
5.25% 2/1/42	100,000	100,420
5.625% 1/15/17	200,000	216,212
6.00% 1/15/37	50,000	54,581
Boardwalk Pipelines
3.375% 2/1/23	100,000	91,255
4.95% 12/15/24	50,000	49,806
5.75% 9/15/19	100,000	108,322
Buckeye Partners
4.875% 2/1/21	260,000	272,876
5.50% 8/15/19	50,000	54,777
Burlington Resources Finance 7.20% 8/15/31	100,000	137,950
Canadian Natural Resources
3.80% 4/15/24	43,000	42,341
3.90% 2/1/25	200,000	197,560
5.70% 5/15/17	250,000	271,162
5.85% 2/1/35	200,000	219,481
5.90% 2/1/18	100,000	110,746
6.25% 3/15/38	150,000	167,362
Cenovus Energy
3.80% 9/15/23	250,000	244,572
4.45% 9/15/42	100,000	86,803
5.70% 10/15/19	100,000	110,280
6.75% 11/15/39	200,000	228,570
Chevron
1.104% 12/5/17	300,000	298,358
1.718% 6/24/18	500,000	502,939
2.355% 12/5/22	500,000	485,727
3.191% 6/24/23	550,000	561,278
4.95% 3/3/19	100,000	111,920
CNOOC Finance 2013
3.00% 5/9/23	250,000	237,033
4.25% 5/9/43	1,000,000	985,267
ConocoPhillips
1.05% 12/15/17	250,000	246,981
2.40% 12/15/22	450,000	431,386
4.15% 11/15/34	90,000	92,656
4.30% 11/15/44	150,000	157,578
5.75% 2/1/19	425,000	483,573
5.90% 5/15/38	450,000	561,535
6.00% 1/15/20	200,000	232,645
6.50% 2/1/39	380,000	506,620

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips Canada Funding I 5.625% 10/15/16	100,000	$108,000
ConocoPhillips Holding 6.95% 4/15/29	200,000	267,091
Continental Resources
3.80% 6/1/24	435,000	389,877
4.50% 4/15/23	400,000	381,106
4.90% 6/1/44	100,000	86,980
DCP Midstream Operating
2.70% 4/1/19	135,000	132,282
4.95% 4/1/22	100,000	106,306
5.60% 4/1/44	150,000	153,912
Devon Energy
3.25% 5/15/22	250,000	245,987
4.00% 7/15/21	100,000	103,546
4.75% 5/15/42	100,000	101,050
5.60% 7/15/41	300,000	334,461
6.30% 1/15/19	100,000	114,242
7.95% 4/15/32	100,000	138,211
Devon Financing 7.875% 9/30/31	200,000	273,540
Ecopetrol
4.125% 1/16/25	500,000	476,250
5.875% 9/18/23	200,000	212,250
5.875% 5/28/45	155,000	144,150
7.625% 7/23/19	200,000	230,000
El Paso Natural Gas
5.95% 4/15/17	100,000	107,563
8.375% 6/15/32	100,000	131,835
El Paso Pipeline Partners Operating 5.00% 10/1/21	250,000	263,297
Enable Midstream Partners
#144A 3.90% 5/15/24	200,000	193,150
#144A 5.00% 5/15/44	70,000	66,185
Enbridge
3.50% 6/10/24	100,000	94,120
4.00% 10/1/23	150,000	146,756
4.50% 6/10/44	100,000	86,665
5.60% 4/1/17	100,000	108,620
Enbridge Energy Partners
5.20% 3/15/20	100,000	109,087
6.50% 4/15/18	50,000	56,674
7.50% 4/15/38	300,000	368,170
9.875% 3/1/19	50,000	63,308
EnCana
5.90% 12/1/17	50,000	54,575
6.50% 5/15/19	300,000	340,862
6.50% 2/1/38	100,000	107,234
6.625% 8/15/37	250,000	273,092
7.20% 11/1/31	50,000	58,514
Energy Transfer Partners
3.60% 2/1/23	100,000	96,934
4.15% 10/1/20	150,000	153,967
5.20% 2/1/22	250,000	267,774

LVIP SSgA Bond Index Fund–38

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Partners (continued)
5.95% 10/1/43	125,000	$137,589
6.50% 2/1/42	150,000	173,001
7.50% 7/1/38	200,000	248,987
7.60% 2/1/24	150,000	183,929
EnLink Midstream Partners
4.40% 4/1/24	150,000	152,237
5.60% 4/1/44	100,000	104,840
Enterprise Products Operating
3.20% 2/1/16	100,000	102,395
3.35% 3/15/23	350,000	346,797
3.75% 2/15/25	140,000	140,821
3.90% 2/15/24	200,000	204,077
4.05% 2/15/22	100,000	103,918
4.45% 2/15/43	125,000	123,993
4.85% 8/15/42	200,000	208,627
4.85% 3/15/44	125,000	130,853
5.20% 9/1/20	100,000	110,425
5.25% 1/31/20	100,000	110,654
5.70% 2/15/42	150,000	174,107
5.75% 3/1/35	250,000	288,547
5.95% 2/1/41	100,000	117,987
6.125% 10/15/39	50,000	60,605
6.30% 9/15/17	100,000	111,871
6.50% 1/31/19	100,000	114,720
7.55% 4/15/38	100,000	137,053
EOG Resources
2.50% 2/1/16	250,000	254,584
2.625% 3/15/23	150,000	144,099
4.40% 6/1/20	150,000	163,245
6.875% 10/1/18	25,000	29,239
EQT
4.875% 11/15/21	100,000	108,189
8.125% 6/1/19	75,000	90,504
EQT Midstream Partners 4.00% 8/1/24	55,000	54,572
Exxon Mobil 1.819% 3/15/19	500,000	501,635
Hess
5.60% 2/15/41	200,000	215,222
7.125% 3/15/33	100,000	123,531
7.30% 8/15/31	250,000	311,403
8.125% 2/15/19	285,000	339,393
Husky Energy
3.95% 4/15/22	150,000	150,759
4.00% 4/15/24	50,000	49,202
7.25% 12/15/19	125,000	146,711
Kerr-McGee 6.95% 7/1/24	100,000	122,442
Kinder Morgan
2.00% 12/1/17	110,000	109,396
4.30% 6/1/25	200,000	200,510
5.55% 6/1/45	200,000	205,600
Kinder Morgan Energy Partners
2.65% 2/1/19	300,000	295,877

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners (continued)
3.50% 3/1/21	520,000	$512,294
3.50% 9/1/23	500,000	475,546
3.95% 9/1/22	100,000	99,318
5.00% 8/15/42	500,000	476,917
5.00% 3/1/43	250,000	238,355
5.30% 9/15/20	250,000	269,541
5.80% 3/15/35	150,000	159,784
5.95% 2/15/18	50,000	55,240
6.50% 9/1/39	100,000	111,648
6.55% 9/15/40	200,000	227,919
7.75% 3/15/32	200,000	247,036
Magellan Midstream Partners
4.25% 2/1/21	150,000	162,070
6.55% 7/15/19	50,000	58,483
Marathon Oil
2.80% 11/1/22	125,000	117,265
5.90% 3/15/18	500,000	556,156
6.60% 10/1/37	100,000	118,152
Marathon Petroleum
3.50% 3/1/16	255,000	261,384
3.625% 9/15/24	250,000	245,497
5.125% 3/1/21	135,000	147,756
6.50% 3/1/41	145,000	173,166
Murphy Oil 2.50% 12/1/17	500,000	497,345
Nexen
6.20% 7/30/19	130,000	149,974
6.40% 5/15/37	150,000	187,439
7.50% 7/30/39	200,000	278,483
Noble Energy
4.15% 12/15/21	100,000	102,123
5.05% 11/15/44	300,000	297,662
5.25% 11/15/43	250,000	254,834
6.00% 3/1/41	135,000	148,880
8.25% 3/1/19	100,000	119,998
Noble Holding International
2.50% 3/15/17	100,000	95,714
3.95% 3/15/22	100,000	87,739
6.20% 8/1/40	125,000	115,666
Northwest Pipeline 6.05% 6/15/18	300,000	336,676
Occidental Petroleum
1.50% 2/15/18	100,000	99,008
1.75% 2/15/17	250,000	251,572
2.50% 2/1/16	200,000	203,301
2.70% 2/15/23	200,000	190,437
3.125% 2/15/22	150,000	148,497
4.10% 2/1/21	100,000	106,267
4.125% 6/1/16	150,000	156,775
ONEOK Partners
3.20% 9/15/18	100,000	101,441
3.375% 10/1/22	150,000	139,081
6.125% 2/1/41	100,000	107,933

LVIP SSgA Bond Index Fund–39

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
ONEOK Partners (continued)
6.15% 10/1/16	50,000	$53,706
6.20% 9/15/43	178,000	195,846
6.65% 10/1/36	100,000	115,437
8.625% 3/1/19	100,000	120,941
Pemex Project Funding Master Trust 6.625% 6/15/35	250,000	290,000
Petrobras Global Finance
2.00% 5/20/16	200,000	191,530
3.00% 1/15/19	500,000	443,285
3.25% 3/17/17	700,000	661,500
4.375% 5/20/23	350,000	301,903
5.625% 5/20/43	225,000	184,556
Petrobras International Finance
3.50% 2/6/17	600,000	574,446
3.875% 1/27/16	500,000	491,900
5.375% 1/27/21	700,000	652,099
5.75% 1/20/20	200,000	193,642
5.875% 3/1/18	200,000	195,794
6.875% 1/20/40	450,000	418,757
7.875% 3/15/19	400,000	422,948
Petro-Canada
5.95% 5/15/35	200,000	231,927
6.80% 5/15/38	100,000	126,733
9.25% 10/15/21	50,000	67,297
Petroleos Mexicanos
2.378% 4/15/25	190,000	188,123
3.125% 1/23/19	80,000	80,400
3.50% 7/18/18	200,000	203,000
3.50% 1/30/23	800,000	767,200
4.875% 1/24/22	250,000	262,477
4.875% 1/18/24	500,000	520,750
5.50% 1/21/21	400,000	435,000
6.00% 3/5/20	260,000	293,150
6.375% 1/23/45	609,000	692,737
6.50% 6/2/41	800,000	922,000
8.00% 5/3/19	550,000	653,125
Phillips 66
2.95% 5/1/17	450,000	465,013
4.65% 11/15/34	350,000	359,897
5.875% 5/1/42	250,000	288,943
Pioneer Natural Resources 3.95% 7/15/22	100,000	99,139
Plains All American Pipeline
4.30% 1/31/43	100,000	94,534
4.70% 6/15/44	600,000	598,033
5.15% 6/1/42	200,000	209,864
5.75% 1/15/20	100,000	113,088
6.65% 1/15/37	125,000	155,821
8.75% 5/1/19	150,000	186,944
Plains Exploration & Production 6.875% 2/15/23	196,000	218,540

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Shell International Finance
0.90% 11/15/16	200,000	$200,212
1.125% 8/21/17	500,000	499,471
2.00% 11/15/18	300,000	302,324
2.375% 8/21/22	250,000	243,607
3.40% 8/12/23	650,000	672,119
4.30% 9/22/19	200,000	219,728
4.375% 3/25/20	75,000	82,281
4.55% 8/12/43	100,000	109,850
5.50% 3/25/40	100,000	122,219
6.375% 12/15/38	300,000	404,546
Southwestern Energy 4.10% 3/15/22	200,000	196,581
Spectra Energy Capital
2.95% 6/15/16	100,000	102,605
2.95% 9/25/18	350,000	358,496
5.65% 3/1/20	100,000	111,221
7.50% 9/15/38	350,000	423,718
Statoil
1.15% 5/15/18	250,000	245,390
1.25% 11/9/17	250,000	248,650
2.45% 1/17/23	200,000	191,111
2.65% 1/15/24	100,000	97,337
3.15% 1/23/22	200,000	202,200
3.70% 3/1/24	600,000	622,406
3.95% 5/15/43	250,000	245,361
4.80% 11/8/43	150,000	171,244
5.10% 8/17/40	200,000	232,202
5.25% 4/15/19	250,000	281,328
7.15% 1/15/29	25,000	34,609
Suncor Energy
3.60% 12/1/24	250,000	247,549
6.10% 6/1/18	150,000	168,387
6.50% 6/15/38	250,000	308,574
6.85% 6/1/39	100,000	128,075
7.15% 2/1/32	25,000	32,867
Sunoco Logistics Partners Operations
3.45% 1/15/23	200,000	192,127
5.30% 4/1/44	200,000	202,335
6.85% 2/15/40	100,000	114,652
Talisman Energy
3.75% 2/1/21	250,000	242,083
7.75% 6/1/19	125,000	144,120
Tennessee Gas Pipeline
7.50% 4/1/17	400,000	447,129
7.625% 4/1/37	150,000	188,549
Tosco 8.125% 2/15/30	100,000	145,844
Total Capital
2.30% 3/15/16	100,000	101,816
4.125% 1/28/21	100,000	107,807
4.45% 6/24/20	100,000	109,844
Total Capital Canada
1.45% 1/15/18	200,000	198,734

LVIP SSgA Bond Index Fund–40

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Total Capital Canada (continued)
2.75% 7/15/23	300,000	$291,552
Total Capital International
1.00% 8/12/16	200,000	200,516
1.00% 1/10/17	500,000	498,158
1.55% 6/28/17	150,000	150,603
2.10% 6/19/19	300,000	300,449
2.70% 1/25/23	200,000	194,004
2.875% 2/17/22	200,000	198,293
3.70% 1/15/24	100,000	103,742
TransCanada PipeLines
0.75% 1/15/16	200,000	199,492
2.50% 8/1/22	150,000	141,547
3.75% 10/16/23	150,000	150,453
3.80% 10/1/20	100,000	102,954
4.625% 3/1/34	200,000	203,548
6.10% 6/1/40	100,000	116,992
•6.35% 5/15/67	150,000	145,875
6.50% 8/15/18	200,000	227,073
7.25% 8/15/38	100,000	134,195
7.625% 1/15/39	250,000	344,663
Transcontinental Gas Pipe Line 4.45% 8/1/42	100,000	93,942
Valero Energy
6.125% 2/1/20	65,000	73,798
6.625% 6/15/37	300,000	355,306
7.50% 4/15/32	100,000	125,990
9.375% 3/15/19	200,000	249,650
Western Gas Partners
4.00% 7/1/22	150,000	152,278
5.45% 4/1/44	100,000	105,700
Williams
3.70% 1/15/23	139,000	125,045
4.55% 6/24/24	250,000	232,933
5.75% 6/24/44	100,000	87,271
8.75% 3/15/32	109,000	127,512
Williams Partners
3.90% 1/15/25	125,000	120,380
4.00% 11/15/21	100,000	100,394
4.30% 3/4/24	195,000	195,007
5.25% 3/15/20	200,000	217,353
6.30% 4/15/40	170,000	190,806
XTO Energy 6.50% 12/15/18	100,000	117,687

		64,160,144

Paper & Forest Products–0.10%
Celulosa Arauco y Constitucion
4.50% 8/1/24	200,000	199,584
5.00% 1/21/21	100,000	104,729
Domtar
4.40% 4/1/22	100,000	102,791
6.75% 2/15/44	100,000	113,631

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Paper & Forest Products (continued)
Georgia-Pacific 8.00% 1/15/24	250,000	$332,890
International Paper
4.75% 2/15/22	200,000	218,520
4.80% 6/15/44	200,000	205,045
6.00% 11/15/41	135,000	158,610
7.30% 11/15/39	100,000	133,027
7.50% 8/15/21	80,000	99,860
7.95% 6/15/18	300,000	353,946
9.375% 5/15/19	100,000	127,774
Plum Creek Timberlands 4.70% 3/15/21	100,000	108,601
Westvaco 8.20% 1/15/30	150,000	198,946

		2,457,954

Personal Products–0.04%
Colgate-Palmolive
0.90% 5/1/18	100,000	97,791
1.30% 1/15/17	200,000	201,136
1.50% 11/1/18	250,000	249,296
1.75% 3/15/19	344,000	341,979
2.30% 5/3/22	100,000	98,477

		988,679

Pharmaceuticals–0.83%
Abbott Laboratories
5.125% 4/1/19	478,000	536,311
5.30% 5/27/40	250,000	306,051
6.00% 4/1/39	50,000	67,722
6.15% 11/30/37	50,000	67,902
AbbVie
1.75% 11/6/17	750,000	752,147
2.90% 11/6/22	500,000	493,119
4.40% 11/6/42	300,000	310,754
Actavis Funding SCS
2.45% 6/15/19	210,000	206,634
4.85% 6/15/44	650,000	662,153
Allergan
1.35% 3/15/18	50,000	48,716
5.75% 4/1/16	100,000	105,829
AstraZeneca
4.00% 9/18/42	150,000	149,730
5.90% 9/15/17	350,000	392,682
6.45% 9/15/37	450,000	608,412
Bristol-Myers Squibb
1.75% 3/1/19	200,000	198,796
2.00% 8/1/22	100,000	95,078
3.25% 8/1/42	100,000	87,989
5.875% 11/15/36	195,000	250,258
6.125% 5/1/38	103,000	135,037
GlaxoSmithKline Capital
0.70% 3/18/16	200,000	200,050
2.85% 5/8/22	750,000	751,276
5.375% 4/15/34	100,000	122,144

LVIP SSgA Bond Index Fund–41

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
GlaxoSmithKline Capital (continued)
5.65% 5/15/18	450,000	$507,329
6.375% 5/15/38	450,000	601,216
Johnson & Johnson
1.65% 12/5/18	300,000	301,064
2.15% 5/15/16	400,000	408,342
2.45% 12/5/21	150,000	150,630
2.95% 9/1/20	100,000	104,748
3.55% 5/15/21	100,000	108,284
4.375% 12/5/33	183,000	205,644
4.85% 5/15/41	100,000	120,381
5.15% 7/15/18	250,000	280,839
5.85% 7/15/38	100,000	137,053
Lilly (Eli)
1.95% 3/15/19	250,000	251,595
5.20% 3/15/17	140,000	152,311
5.50% 3/15/27	100,000	120,491
5.95% 11/15/37	100,000	130,989
Merck
0.70% 5/18/16	125,000	125,070
1.10% 1/31/18	150,000	148,467
1.30% 5/18/18	100,000	99,150
2.25% 1/15/16	100,000	101,824
2.40% 9/15/22	150,000	146,647
2.80% 5/18/23	250,000	248,723
3.60% 9/15/42	100,000	96,913
3.875% 1/15/21	400,000	433,406
4.15% 5/18/43	242,000	258,562
5.00% 6/30/19	100,000	113,005
5.85% 6/30/39	50,000	65,662
6.50% 12/1/33	100,000	139,165
6.55% 9/15/37	100,000	142,610
Mylan
2.55% 3/28/19	75,000	74,786
2.60% 6/24/18	200,000	202,780
5.40% 11/29/43	133,000	148,167
Novartis Capital
2.40% 9/21/22	250,000	246,528
3.40% 5/6/24	250,000	260,591
3.70% 9/21/42	150,000	151,411
4.40% 4/24/20	100,000	110,773
4.40% 5/6/44	250,000	281,365
Novartis Securities Investment 5.125% 2/10/19	400,000	449,552
Perrigo
1.30% 11/8/16	206,000	205,191
4.00% 11/15/23	250,000	258,303
Pfizer
0.90% 1/15/17	500,000	498,267
3.00% 6/15/23	200,000	202,628
3.40% 5/15/24	200,000	208,493

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Pfizer (continued)
4.40% 5/15/44	400,000	$436,944
6.20% 3/15/19	400,000	465,792
7.20% 3/15/39	300,000	437,608
Sanofi 1.25% 4/10/18	91,000	90,203
Sanofi-Aventis
2.625% 3/29/16	350,000	358,600
4.00% 3/29/21	325,000	353,593
Teva Pharmaceutical Finance
2.95% 12/18/22	175,000	170,760
6.15% 2/1/36	100,000	124,099
Teva Pharmaceutical Finance IV
2.25% 3/18/20	250,000	245,869
3.65% 11/10/21	250,000	256,567
Watson Pharmaceuticals
3.25% 10/1/22	250,000	243,817
4.625% 10/1/42	125,000	122,965
6.125% 8/15/19	45,000	51,093
Wyeth
5.50% 2/15/16	400,000	421,239
5.95% 4/1/37	350,000	450,449
6.00% 2/15/36	100,000	130,518
6.50% 2/1/34	100,000	135,227
Zoetis
1.15% 2/1/16	20,000	19,987
3.25% 2/1/23	163,000	161,071
4.70% 2/1/43	150,000	153,259

		20,377,405

Real Estate Investment Trusts–0.67%
Alexandria Real Estate Equities 4.50% 7/30/29	110,000	112,941
American Tower
3.45% 9/15/21	250,000	246,149
3.50% 1/31/23	250,000	241,971
4.50% 1/15/18	200,000	212,548
4.70% 3/15/22	225,000	236,270
5.00% 2/15/24	100,000	106,241
5.05% 9/1/20	100,000	108,628
5.90% 11/1/21	65,000	73,272
ARC Properties Operating Partnership 4.60% 2/6/24	200,000	185,178
AvalonBay Communities
3.50% 11/15/24	200,000	200,346
3.625% 10/1/20	200,000	208,277
6.10% 3/15/20	100,000	116,023
BioMed Realty
2.625% 5/1/19	100,000	100,014
3.85% 4/15/16	100,000	103,298
Boston Properties
3.70% 11/15/18	100,000	105,532

LVIP SSgA Bond Index Fund–42

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Boston Properties (continued)
3.85% 2/1/23	125,000	$129,978
4.125% 5/15/21	250,000	266,852
5.625% 11/15/20	150,000	171,351
5.875% 10/15/19	100,000	114,663
Brandywine Operating Partnership
4.55% 10/1/29	200,000	202,775
4.95% 4/15/18	100,000	107,577
Camden Property Trust
4.25% 1/15/24	67,000	70,621
4.625% 6/15/21	100,000	109,694
CBL & Associates 5.25% 12/1/23	67,000	71,915
Corporate Office Properties 3.70% 6/15/21	150,000	149,563
CubeSmart 4.375% 12/15/23	100,000	106,132
DDR
3.50% 1/15/21	150,000	151,858
7.50% 4/1/17	200,000	224,194
Digital Realty Trust 5.25% 3/15/21	100,000	109,668
Duke Realty
3.75% 12/1/24	250,000	253,462
4.375% 6/15/22	100,000	106,020
6.75% 3/15/20	50,000	58,924
Entertainment Properties Trust 5.75% 8/15/22	100,000	109,567
EPR Properties 5.25% 7/15/23	75,000	78,333
ERP Operating
2.375% 7/1/19	150,000	149,517
4.50% 7/1/44	150,000	156,971
4.625% 12/15/21	150,000	164,339
4.75% 7/15/20	100,000	109,997
5.125% 3/15/16	100,000	104,852
Essex Portfolio
3.25% 5/1/23	100,000	96,947
3.375% 1/15/23	250,000	245,956
Excel Trust 4.625% 5/15/24	50,000	51,983
Federal Realty Investment Trust
2.75% 6/1/23	100,000	96,499
4.50% 12/1/44	50,000	52,251
Government Properties Income Trust 3.75% 8/15/19	100,000	101,620
HCP
2.625% 2/1/20	200,000	198,156
3.75% 2/1/16	55,000	56,541
3.75% 2/1/19	100,000	105,049
3.875% 8/15/24	200,000	203,561
4.25% 11/15/23	186,000	195,883
5.375% 2/1/21	200,000	223,623
6.30% 9/15/16	125,000	135,352
Health Care REIT 3.625% 3/15/16	100,000	102,952

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Health Care REIT (continued)
4.50% 1/15/24	250,000	$265,226
5.25% 1/15/22	100,000	111,283
6.125% 4/15/20	135,000	155,364
6.20% 6/1/16	50,000	53,496
6.50% 3/15/41	250,000	330,873
Healthcare Realty Trust
5.75% 1/15/21	200,000	223,920
6.50% 1/17/17	100,000	109,254
Healthcare Trust of America Holdings 3.375% 7/15/21	100,000	99,964
Hospitality Properties Trust
5.00% 8/15/22	300,000	316,607
5.625% 3/15/17	100,000	107,161
Host Hotels & Resorts
4.75% 3/1/23	150,000	159,661
5.25% 3/15/22	400,000	437,164
Kilroy Realty
4.25% 8/15/29	150,000	150,418
4.80% 7/15/18	100,000	107,857
Kimco Realty
3.20% 5/1/21	150,000	152,246
6.875% 10/1/19	150,000	177,959
Lexington Realty Trust 4.40% 6/15/24	60,000	60,776
Liberty Property
4.125% 6/15/22	50,000	51,912
4.40% 2/15/24	100,000	105,104
5.50% 12/15/16	100,000	107,419
6.625% 10/1/17	50,000	56,065
Mack-Cali Realty 7.75% 8/15/19	100,000	118,363
Mid-America Apartments
3.75% 6/15/24	100,000	100,552
4.30% 10/15/23	50,000	52,704
National Retail Properties
3.30% 4/15/23	100,000	98,367
5.50% 7/15/21	100,000	113,491
Omega Healthcare Investors
4.95% 4/1/24	57,000	59,601
6.75% 10/15/22	100,000	106,500
ProLogis
4.25% 8/15/23	150,000	158,774
4.50% 8/15/17	100,000	106,627
6.875% 3/15/20	104,000	122,289
Realty Income
3.875% 7/15/24	65,000	66,278
4.65% 8/1/23	100,000	107,874
5.75% 1/15/21	100,000	114,729
5.875% 3/15/35	50,000	60,412
5.95% 9/15/16	110,000	118,670
Retail Opportunity Investments Partnership 4.00% 12/15/24	50,000	50,204

LVIP SSgA Bond Index Fund–43

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Senior Housing Properties Trust
4.30% 1/15/16	100,000	$102,107
4.75% 5/1/24	200,000	205,592
Simon Property Group
3.375% 3/15/22	150,000	154,652
3.375% 10/1/24	250,000	254,806
4.125% 12/1/21	300,000	326,822
5.65% 2/1/20	200,000	229,817
6.75% 2/1/40	300,000	419,021
10.35% 4/1/19	200,000	261,821
Tanger Properties 3.875% 12/1/23	100,000	102,562
UDR
4.25% 6/1/18	100,000	107,088
4.625% 1/10/22	100,000	108,107
Ventas Realty
2.70% 4/1/20	100,000	99,075
3.75% 5/1/24	150,000	151,277
4.00% 4/30/19	200,000	211,855
4.25% 3/1/22	200,000	210,458
4.75% 6/1/21	100,000	108,835
Vornado Realty 2.50% 6/30/19	100,000	99,238
Washington Real Estate Investment Trust 3.95% 10/15/22	100,000	100,202
Weingarten Realty Investors
3.375% 10/15/22	150,000	148,541
Weyerhaeuser
4.625% 9/15/23	250,000	269,765
7.375% 3/15/32	250,000	333,735

		16,402,424

Real Estate Management & Development–0.02%
American Campus Communities Operating Partnership 4.125% 7/1/24	100,000	101,201
Jones Lang LaSalle 4.40% 11/15/22	100,000	103,949
Regency Centers 4.80% 4/15/21	100,000	109,033
WP Carey 4.60% 4/1/24	100,000	105,193

		419,376

Road & Rail–0.33%
Burlington Northern Santa Fe
3.00% 3/15/23	100,000	99,861
3.05% 3/15/22	150,000	151,793
3.45% 9/15/21	200,000	209,000
3.85% 9/1/23	100,000	105,671
4.10% 6/1/21	100,000	108,615
4.40% 3/15/42	100,000	105,328
4.45% 3/15/43	100,000	104,896
4.95% 9/15/41	100,000	111,659
5.05% 3/1/41	100,000	113,055
5.15% 9/1/43	150,000	173,650
5.65% 5/1/17	350,000	384,111

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
Burlington Northern Santa Fe (continued)
5.75% 5/1/40	200,000	$247,649
6.15% 5/1/37	100,000	132,059
7.95% 8/15/30	100,000	144,341
Canadian National Railway
2.95% 11/21/24	100,000	100,007
4.50% 11/7/43	75,000	83,155
5.55% 3/1/19	200,000	227,219
5.85% 11/15/17	150,000	167,981
6.20% 6/1/36	100,000	134,038
6.25% 8/1/34	100,000	133,265
Canadian Pacific Railway
4.45% 3/15/23	100,000	109,933
7.125% 10/15/31	150,000	206,858
7.25% 5/15/19	65,000	77,787
Con-way 7.25% 1/15/18	100,000	113,721
CSX
3.70% 10/30/20	275,000	290,593
3.70% 11/1/23	94,000	98,730
4.10% 3/15/44	100,000	99,480
4.40% 3/1/43	200,000	209,163
5.50% 4/15/41	200,000	242,188
6.15% 5/1/37	120,000	155,728
6.22% 4/30/40	100,000	130,724
7.375% 2/1/19	100,000	119,859
Kansas City Southern de Mexico de CV 2.35% 5/15/20	150,000	144,115
Kansas City Southern Railway 4.30% 5/15/43	100,000	102,450
Norfolk Southern
2.903% 2/15/23	121,000	119,824
3.00% 4/1/22	118,000	118,675
3.25% 12/1/21	100,000	102,513
3.85% 1/15/24	150,000	158,012
4.80% 8/15/43	125,000	139,728
4.837% 10/1/41	111,000	123,614
5.75% 4/1/18	100,000	112,306
5.90% 6/15/19	100,000	114,892
6.00% 5/23/11	100,000	128,937
7.70% 5/15/17	240,000	274,370
Ryder System
2.45% 9/3/19	250,000	248,510
2.50% 3/1/17	200,000	202,929
5.85% 11/1/16	100,000	108,035
Union Pacific
3.25% 1/15/25	95,000	97,742
3.646% 2/15/24	185,000	196,177
4.00% 2/1/21	65,000	71,385
4.163% 7/15/22	190,000	209,059
4.75% 9/15/41	200,000	225,582

LVIP SSgA Bond Index Fund–44

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
Union Pacific (continued)
4.75% 12/15/43	105,000	$119,457
4.821% 2/1/44	25,000	28,659

		8,039,088

Semiconductors & Semiconductor Equipment–0.17%
Altera 2.50% 11/15/18	250,000	251,823
Analog Devices 3.00% 4/15/16	100,000	102,327
Applied Materials 5.85% 6/15/41	350,000	425,677
Broadcom 2.50% 8/15/22	250,000	240,411
Intel
1.35% 12/15/17	400,000	399,702
1.95% 10/1/16	200,000	203,967
2.70% 12/15/22	150,000	149,373
3.30% 10/1/21	254,000	266,754
4.00% 12/15/32	250,000	256,438
4.25% 12/15/42	250,000	258,716
4.80% 10/1/41	172,000	189,634
KLA-Tencor 4.65% 11/1/24	300,000	311,173
Maxim Integrated Products
2.50% 11/15/18	200,000	199,732
3.375% 3/15/23	100,000	98,710
Texas Instruments
1.65% 8/3/19	100,000	97,740
2.25% 5/1/23	250,000	237,545
2.375% 5/16/16	100,000	102,330
2.75% 3/12/21	200,000	201,243
Xilinx 3.00% 3/15/21	200,000	199,895

		4,193,190

Software–0.29%
Adobe Systems 4.75% 2/1/20	85,000	93,413
Autodesk 1.95% 12/15/17	100,000	100,382
CA
2.875% 8/15/18	150,000	152,651
5.375% 12/1/19	100,000	110,799
Intuit 5.75% 3/15/17	100,000	109,958
Microsoft
2.375% 5/1/23	150,000	147,500
3.00% 10/1/20	300,000	313,178
3.50% 11/15/42	150,000	142,785
3.625% 12/15/23	300,000	321,642
4.20% 6/1/19	200,000	219,950
4.50% 10/1/40	100,000	111,239
4.875% 12/15/43	100,000	118,191
5.20% 6/1/39	200,000	238,897
5.30% 2/8/41	400,000	492,618
Oracle
1.20% 10/15/17	350,000	348,897
2.25% 10/8/19	300,000	302,347
2.375% 1/15/19	200,000	203,656

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Oracle (continued)
2.50% 10/15/22	550,000	$536,692
3.875% 7/15/20	100,000	107,587
4.30% 7/8/34	700,000	750,950
5.00% 7/8/19	250,000	280,599
5.25% 1/15/16	200,000	209,636
5.375% 7/15/40	400,000	481,633
5.75% 4/15/18	375,000	424,245
6.125% 7/8/39	150,000	195,419
6.50% 4/15/38	200,000	270,046
Symantec
3.95% 6/15/22	150,000	151,182
4.20% 9/15/20	100,000	103,627

		7,039,719

Specialty Retail–0.26%
Advance Auto Parts
4.50% 1/15/22	100,000	106,306
4.50% 12/1/23	100,000	106,153
AutoZone
2.875% 1/15/23	100,000	96,415
4.00% 11/15/20	75,000	79,681
Bed Bath & Beyond
3.749% 8/1/24	50,000	50,749
4.915% 8/1/34	530,000	547,915
Gap 5.95% 4/12/21	150,000	170,927
Home Depot
2.00% 6/15/19	400,000	401,397
2.25% 9/10/18	143,000	145,852
2.70% 4/1/23	150,000	148,913
3.75% 2/15/24	200,000	214,023
4.20% 4/1/43	150,000	157,042
4.40% 4/1/21	100,000	111,401
4.875% 2/15/44	96,000	112,037
5.40% 3/1/16	450,000	475,026
5.40% 9/15/40	100,000	123,347
5.875% 12/16/36	350,000	458,653
5.95% 4/1/41	100,000	131,094
Lowe’s
1.625% 4/15/17	150,000	151,265
3.12% 4/15/22	100,000	102,485
3.875% 9/15/23	200,000	214,370
4.25% 9/15/44	250,000	265,133
4.625% 4/15/20	150,000	165,538
4.65% 4/15/42	100,000	111,665
5.40% 10/15/16	200,000	215,136
5.80% 10/15/36	200,000	252,381
5.80% 4/15/40	20,000	25,427
6.65% 9/15/37	100,000	139,486
O’Reilly Automotive
3.80% 9/1/22	100,000	103,467
4.875% 1/14/21	45,000	49,471

LVIP SSgA Bond Index Fund–45

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Specialty Retail (continued)
QVC 4.375% 3/15/23	600,000	$603,094
Ross Stores 3.375% 9/15/24	100,000	100,294
Signet UK Finance 4.70% 6/15/24	50,000	48,337
#Tiffany 144A 3.80% 10/1/24	180,000	181,442
TJX
2.50% 5/15/23	100,000	96,119
6.95% 4/15/19	55,000	65,580

		6,527,621

Textiles, Apparel & Luxury Goods–0.02%
NIKE
2.25% 5/1/23	100,000	97,294
3.625% 5/1/43	100,000	99,723
Ralph Lauren 2.125% 9/26/18	50,000	50,409
VF 6.00% 10/15/33	150,000	188,406

		435,832

Thrift & Mortgage Finance–0.01%
People’s United Financial 3.65% 12/6/22	150,000	151,464
Santander Holdings USA 4.625% 4/19/16	100,000	104,203

		255,667

Tobacco–0.25%
Altria Group
2.625% 1/14/20	1,000,000	1,004,059
2.85% 8/9/22	200,000	194,668
4.00% 1/31/24	89,000	92,966
4.50% 5/2/43	100,000	101,109
4.75% 5/5/21	200,000	221,509
5.375% 1/31/44	63,000	71,993
9.70% 11/10/18	119,000	151,233
9.95% 11/10/38	113,000	193,896
10.20% 2/6/39	97,000	169,407
Lorillard Tobacco
2.30% 8/21/17	100,000	100,702
3.50% 8/4/16	45,000	46,344
3.75% 5/20/23	200,000	198,448
8.125% 6/23/19	100,000	121,349
8.125% 5/1/40	100,000	140,175
Philip Morris International
1.875% 1/15/19	500,000	497,446
2.50% 5/16/16	250,000	256,031
2.90% 11/15/21	250,000	254,081
3.60% 11/15/23	600,000	627,385
4.125% 3/4/43	150,000	147,645
4.375% 11/15/41	200,000	207,383
4.50% 3/26/20	100,000	109,880
4.50% 3/20/42	100,000	105,998
5.65% 5/16/18	300,000	338,250
6.375% 5/16/38	150,000	192,429

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Tobacco (continued)
Reynolds American
4.75% 11/1/42	125,000	$121,780
4.85% 9/15/23	225,000	242,616
6.15% 9/15/43	125,000	145,484

		6,054,266

Trading Companies & Distributors–0.02%
GATX
2.50% 3/15/19	167,000	166,462
2.60% 3/30/20	100,000	98,617
3.90% 3/30/23	101,000	105,131
5.20% 3/15/44	50,000	54,745
Ingram Micro 4.95% 12/15/24	150,000	150,242

		575,197

Wireless Telecommunication Services–0.20%
America Movil
2.375% 9/8/16	400,000	405,988
3.125% 7/16/22	200,000	197,828
4.375% 7/16/42	200,000	192,600
5.00% 3/30/20	200,000	221,548
6.125% 11/15/37	150,000	181,673
6.125% 3/30/40	250,000	298,303
6.375% 3/1/35	25,000	30,993
Rogers Communications
3.00% 3/15/23	125,000	121,283
4.10% 10/1/23	300,000	315,771
4.50% 3/15/43	100,000	100,945
5.00% 3/15/44	100,000	109,793
6.80% 8/15/18	150,000	173,262
7.50% 8/15/38	25,000	35,051
Vodafone Group
1.50% 2/19/18	350,000	343,985
2.50% 9/26/22	300,000	280,255
2.95% 2/19/23	225,000	217,260
4.375% 2/19/43	150,000	146,772
5.45% 6/10/19	200,000	225,152
5.625% 2/27/17	300,000	325,211
6.15% 2/27/37	700,000	847,386
7.875% 2/15/30	100,000	138,723

		4,909,782

Total Corporate Bonds (Cost $574,240,260)		605,666,871

MUNICIPAL BONDS–0.90%
American Municipal Power, Ohio Taxable Build America Bonds Series B
6.449% 2/15/44	50,000	66,023
7.834% 2/15/41	55,000	83,003
8.084% 2/15/50	800,000	1,292,312

LVIP SSgA Bond Index Fund–46

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

MUNICIPAL BONDS (continued)
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series F-2 6.263% 4/1/49	200,000	$282,038
Series S1 6.793% 4/1/30	100,000	127,791
Series S1 6.918% 4/1/40	100,000	141,878
Series S1 7.043% 4/1/50	100,000	148,804
California State Taxable Build America Bonds
6.65% 3/1/22	200,000	247,584
7.30% 10/1/39	1,100,000	1,621,389
7.50% 4/1/34	325,000	483,463
7.55% 4/1/39	600,000	926,514
7.60% 11/1/40	80,000	124,906
7.625% 3/1/40	85,000	130,560
7.95% 3/1/36	100,000	123,723
California State Various Purposes
5.75% 3/1/17	100,000	110,056
5.95% 4/1/16	35,000	37,336
6.20% 10/1/19	100,000	117,171
Central Puget Sound, Washington Regional Transportation Authority Sales & Use Tax Revenue Taxable Build America Bonds 5.491% 11/1/39	50,000	63,395
Chicago, Illinois Board of Education 6.319% 11/1/29	100,000	103,561
Chicago, Illinois Transit Authority Transfer Tax Receipts Revenue
Series A 6.899% 12/1/40	100,000	126,374
Series B 6.899% 12/1/40	40,000	50,550
City & County of Denver, Colorado Taxable Build America Bonds 5.65% 8/1/30	100,000	113,259
Clark County, Nevada Airport Revenue Taxable Build America Bonds
6.881% 7/1/42	50,000	57,998
Series C 6.82% 7/1/45	75,000	110,067
Commonwealth of Massachusetts Consolidated Loan Taxable Build America Bonds 5.456% 12/1/39	100,000	125,965
Commonwealth of Massachusetts Taxable Build America Bonds
4.91% 5/1/29	100,000	115,518
Series E 4.20% 12/1/21	100,000	109,845
Connecticut State Taxable Build America Bonds
Series A 5.85% 3/15/32	100,000	126,273
Series D 5.09% 10/1/30	200,000	228,226
Dallas Area, Texas Rapid Transit 5.999% 12/1/44	200,000	272,788
Dallas, Texas Independent School District Taxable Build America Bonds Series C 6.45% 2/15/35 (PSF)	100,000	119,886
East Baton Rouge, Louisiana Sewerage Commission 6.087% 2/1/45	100,000	110,728

Principal Amount°		Value (U.S. $)

MUNICIPAL BONDS (continued)
East Bay Municipal Utility District Taxable Build America Bonds 5.874% 6/1/40	100,000	$134,462
Georgia State Taxable Build America Bonds Series H 4.503% 11/1/25	100,000	112,464
Greater Chicago Metropolitan Water Reclamation District Taxable Build America Bonds 5.72% 12/1/38	150,000	186,637
Illinois State
4.961% 3/1/16	100,000	104,290
5.665% 3/1/18	250,000	274,555
Illinois State Taxable Pension
4.35% 6/1/18	500,000	523,030
4.95% 6/1/23	100,000	104,832
5.10% 6/1/33	800,000	794,952
Illinois State Toll Highway Authority Taxable Build America Bonds Series B 5.851% 12/1/34	100,000	127,314
Los Angeles, California Community College District
6.60% 8/1/42	100,000	144,084
6.75% 8/1/49	100,000	149,136
Los Angeles, California County Public Works Financing Authority
7.488% 8/1/33	100,000	132,977
7.618% 8/1/40	100,000	146,015
Los Angeles, California Department of Airports Taxable Build America Bonds 6.582% 5/15/39	25,000	32,863
Los Angeles, California Department of Water & Power Taxable Build America Bonds Series C 6.008% 7/1/39	25,000	31,935
Los Angeles, California Unified School District Taxable Build America Bonds 6.758% 7/1/34	315,000	439,223
Massachusetts State Water Pollution Abatement 5.192% 8/1/40	70,000	82,986
Metropolitan Government of Nashville & Davidson County Convention Center Authority Taxable Build America Bonds Series B 6.731% 7/1/43	50,000	67,949
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds
5.871% 11/15/39	100,000	124,656
6.668% 11/15/39	130,000	177,646
Series E 6.814% 11/15/40	500,000	692,020

Mississippi State Taxable Build America Bonds Series F 5.245% 11/1/34	100,000	120,815
Municipal Electric Authority, Georgia Build America Bonds (PLT Vogtle Units 3 & 4 Project)
6.655% 4/1/57	125,000	164,887
Taxable 6.637% 4/1/57	150,000	199,008
Taxable 7.055% 4/1/57	100,000	122,226

LVIP SSgA Bond Index Fund–47

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

MUNICIPAL BONDS (continued)
New Jersey Economic Development Authority
1.096% 6/15/16	250,000	$249,547
Series A 7.425% 2/15/29 (NATL-RE)	225,000	286,990
^Series B 6.23% 2/15/22 (AGM)	200,000	149,566
New Jersey State Transportation Trust Fund Authority Taxable Build America Bonds
6.561% 12/15/40	100,000	129,262
Series C 5.754% 12/15/28	100,000	114,379
Series C 6.104% 12/15/28	200,000	222,046
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds
Series A 7.102% 1/1/41	350,000	507,965
Series F 7.414% 1/1/40	90,000	135,337
New York City, New York 5.517% 10/1/37	85,000	103,892
New York City, New York Municipal Water Finance Authority Taxable Build America Bonds
5.724% 6/15/42	65,000	85,793
5.75% 6/15/41	100,000	131,884
5.79% 6/15/41	200,000	226,746
5.952% 6/15/42	100,000	135,587
6.011% 6/15/42	35,000	47,496
New York City, New York Taxable Build America Bonds
Series A2 5.206% 10/1/31	100,000	115,786
Series F-1 6.271% 12/1/37	100,000	133,020
New York City, New York Transitional Finance Authority 5.508% 8/1/37	200,000	249,266
New York City, New York Transitional Finance Authority Taxable Build America Bonds 5.572% 11/1/38	65,000	80,893
New York State Dormitory Authority Taxable Build America Bonds
5.50% 3/15/30	100,000	119,772
5.60% 3/15/40	100,000	127,127
New York State Urban Development Taxable Build America Bonds 5.77% 3/15/39	50,000	61,721
Ohio State University Taxable Build America Bonds Series C 4.91% 6/1/40	100,000	120,849
Oregon School Boards Association Taxable Pension Series B 5.55% 6/30/28 (NATL-RE)	250,000	294,953
Oregon State Department of Transportation Taxable Series A Sub-Lien 5.834% 11/15/34	75,000	97,277
Pennsylvania State Public School Building Authority Revenue Qualified School Construction Bond Taxable (Direct Subsidiary) Series A 5.00% 9/15/27	100,000	108,341
Pennsylvania State Taxable Series B 2nd 5.35% 5/1/30	100,000	109,037

Principal Amount°		Value (U.S. $)

MUNICIPAL BONDS (continued)
Pennsylvania State Turnpike Commission Revenue Taxable Build America Bonds
5.561% 12/1/49	200,000	$249,550
Series B 5.511% 12/1/45	150,000	185,069
Series B 6.105% 12/1/39	100,000	132,707
Philadelphia Authority for Industrial Development 3.964% 4/15/26	105,000	106,041
Port Authority of New York & New Jersey Consolidated
Series 165th 5.647% 11/1/40	250,000	306,785
Series 168th 4.926% 10/1/51	350,000	396,337
Series 174th 4.458% 10/1/62	250,000	265,607
Series 181st 4.96% 8/1/46	156,250	177,033
Port of Seattle, Washington Taxable Series-B1 7.00% 5/1/36	100,000	117,193
Rutgers State University of New Jersey/New Brunswick Taxable Build America Bonds 5.665% 5/1/40	155,000	197,912
Salt River, Arizona Project Agricultural Improvement & Power District 4.839% 1/1/41	60,000	72,095
San Antonio, Texas Electric & Gas Taxable Build America Bonds
4.427% 2/1/42	250,000	279,757
5.985% 2/1/39	50,000	66,999
San Diego County, California Regional Transportation Commission 5.911% 4/1/48	100,000	139,041
San Diego County, California Water Authority Financing Agency Revenue Taxable Build America Bonds Series B 6.138% 5/1/49	100,000	135,323
San Francisco City & County Public Utilities Commission Taxable Build America Bonds
6.00% 11/1/40	100,000	128,739
Series B 6.00% 11/1/40	100,000	128,691
Texas State Taxable Build America Bonds 5.517% 4/1/39	100,000	132,278
Texas State Transportation Commission 1st Tier 5.178% 4/1/30	200,000	241,364
University of California Build America Bonds Series H 6.548% 5/15/48	100,000	136,834
University of California Taxable Series AD 4.858% 5/15/12	250,000	260,710
University of Massachusetts Building Authority Taxable Build America Bonds 5.45% 11/1/40	100,000	124,406
University of Missouri (Curators University) Taxable Build America Bonds 5.792% 11/1/41	100,000	134,624
University of Texas System Revenue Taxable Build America Bonds Series C 4.794% 8/15/46	90,000	106,955

LVIP SSgA Bond Index Fund–48

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

MUNICIPAL BONDS (continued)
University of Virginia Revenue Taxable Build America Bonds 6.20% 9/1/39	50,000	$69,794
Utah State Taxable Build America Bonds
Series B 3.539% 7/1/25	100,000	106,529
Series D 4.554% 7/1/24	60,000	67,769
Virginia Commonwealth Transportation Board Taxable Build America Bonds 5.35% 5/15/35	100,000	120,421
Washington State Convention Center Public Facilities District 6.79% 7/1/40	50,000	62,862
Washington State Taxable Build America Bonds
Series D 5.481% 8/1/39	50,000	63,155
Series F 5.09% 8/1/33	100,000	115,984

Total Municipal Bonds (Cost $18,483,327)		22,063,042

NON-AGENCY ASSET-BACKED SECURITIES–0.49%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	250,000	267,535
AmeriCredit Automobile Receivables Series 2014-3 A3 1.15% 6/10/19	2,000,000	1,997,052
Capital Auto Receivables Asset Trust Series 2013-3 A4 1.68% 4/20/18	1,770,000	1,786,410
Capital One Multi-Asset Execution Trust Series 2014-A5 A 1.48% 7/15/20	1,000,000	1,000,225
CarMax Auto Owner Trust
Series 2013-2 A4 0.84% 11/15/18	750,000	743,587
Series 2013-3 A4 1.49% 1/15/19	400,000	400,471
CenterPoint Energy Restoration Bond Series 2009-1 A2 3.46% 8/15/19	400,000	417,198
Chase Issuance Trust Series 2014-A2 A2 2.77% 3/15/23	1,100,000	1,118,949
Citibank Credit Card Issuance Trust
Series 2006-A3 A3 5.30% 3/15/18	250,000	263,499
Series 2007-A3 A3 6.15% 6/15/39	750,000	1,005,181
Series 2008-A1 A1 5.35% 2/7/20	500,000	555,932
Discover Card Execution Note Trust Series 2007-A1 A1 5.65% 3/16/20	750,000	832,444
Volkswagen Auto Lease Trust Series 2014-A A4 0.99% 7/20/18	800,000	796,445
World Financial Network Credit Card Master Trust Series 2013-B A 0.91% 3/16/20	750,000	748,917

Total Non-Agency Asset-Backed Securities (Cost $11,839,310)		11,933,845

ΔREGIONAL BONDS–0.31%
Canada–0.29%
British Columbia Province 1.20% 4/25/17	200,000	201,024

Principal Amount°		Value (U.S. $)

ΔREGIONAL BONDS (continued)
Canada (continued)
British Columbia Province (continued)
2.00% 10/23/22	150,000	$146,991
2.10% 5/18/16	200,000	204,257
6.50% 1/15/26	100,000	134,492
7.25% 9/1/36	100,000	157,191
Manitoba Province
1.30% 4/3/17	250,000	251,744
2.10% 9/6/22	63,000	61,847
4.90% 12/6/16	300,000	323,396
New Brunswick Province 2.75% 6/15/18	200,000	207,794
Nova Scotia Province 5.125% 1/26/17	50,000	54,311
Ontario Province
1.00% 7/22/16	300,000	301,357
1.10% 10/25/17	500,000	497,452
1.20% 2/14/18	100,000	99,242
1.60% 9/21/16	400,000	405,523
1.65% 9/27/19	100,000	98,961
2.00% 9/27/18	300,000	303,824
2.30% 5/10/16	300,000	306,717
2.45% 6/29/22	150,000	149,580
3.00% 7/16/18	200,000	209,670
3.15% 12/15/17	250,000	262,546
4.00% 10/7/19	200,000	218,972
4.40% 4/14/20	400,000	445,672
5.45% 4/27/16	300,000	318,912
Quebec Province
2.625% 2/13/23	350,000	350,206
3.50% 7/29/20	300,000	321,440
4.625% 5/14/18	200,000	220,407
5.00% 3/1/16	300,000	315,407
7.50% 7/15/23	200,000	271,221
7.50% 9/15/29	175,000	259,281
Saskatchewan Province 8.50% 7/15/22	100,000	139,432

		7,238,869

Italy–0.01%
Region of Lombardy 5.804% 10/25/32	100,000	109,817

		109,817

Japan–0.01%
Japan Finance Organization for Municipalities
4.00% 1/13/21	100,000	110,586
5.00% 5/16/17	200,000	218,051

		328,637

Total Regional Bonds (Cost $7,412,475)		7,677,323

LVIP SSgA Bond Index Fund–49

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS–1.66%
Brazil–0.21%
Brazil Global Bond
8.875% 4/15/24	100,000	$135,000
10.125% 5/15/27	226,000	346,910
Republic of Brazil
4.25% 1/7/25	1,140,000	1,141,425
4.875% 1/22/21	600,000	640,500
5.625% 1/7/41	325,000	351,813
6.00% 1/17/17	500,000	540,000
7.125% 1/20/37	600,000	763,500
8.00% 1/15/18	77,778	85,244
8.25% 1/20/34	150,000	206,625
8.75% 2/4/25	271,000	371,947
8.875% 10/14/19	200,000	253,000
11.00% 8/17/40	300,000	320,100

		5,156,064

Canada–0.08%
Canada Government International Bond
0.875% 2/14/17	500,000	500,671
1.625% 2/27/19	800,000	803,250
Export Development Canada
0.625% 12/15/16	500,000	498,755
0.75% 12/15/17	200,000	197,445

		2,000,121

Chile–0.02%
Chile Government International Bond
2.25% 10/30/22	100,000	96,400
3.875% 8/5/20	250,000	269,375

		365,775

Colombia–0.10%
Republic of Colombia
2.625% 3/15/23	200,000	186,200
4.00% 2/26/24	250,000	256,250
6.125% 1/18/41	200,000	241,000
7.375% 3/18/19	700,000	826,000
7.375% 9/18/37	500,000	677,500
8.125% 5/21/24	250,000	333,125

		2,520,075

Israel–0.05%
Israel Government AID Bond 5.50% 4/26/24	200,000	248,427
Israel Government International Bond
3.15% 6/30/23	200,000	204,480
4.00% 6/30/22	150,000	163,320
4.50% 1/30/43	200,000	205,160
5.125% 3/26/19	175,000	199,500
5.50% 11/9/16	100,000	108,560

		1,129,447

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Italy–0.09%
Republic of Italy
4.75% 1/25/16	200,000	$207,758
5.25% 9/20/16	400,000	426,175
5.375% 6/12/17	200,000	217,273
5.375% 6/15/33	800,000	957,284
6.875% 9/27/23	350,000	445,268

		2,253,758

Japan–0.11%
Development Bank of Japan 5.125% 2/1/17	200,000	217,052
Japan Bank for International Cooperation
1.125% 7/19/17	250,000	249,685
1.75% 7/31/18	500,000	502,953
1.75% 11/13/18	500,000	502,699
1.75% 5/29/19	200,000	199,656
2.25% 7/13/16	200,000	204,514
2.50% 1/21/16	200,000	204,015
2.50% 5/18/16	400,000	409,976
3.375% 7/31/23	200,000	216,143

		2,706,693

Mexico–0.24%
Mexico Government International Bond
3.50% 1/21/21	120,000	122,820
3.60% 1/30/25	400,000	400,600
3.625% 3/15/22	868,000	888,832
4.00% 10/2/23	550,000	571,313
4.75% 3/8/44	1,000,000	1,047,500
5.625% 1/15/17	650,000	706,875
5.75% 10/12/10	800,000	864,000
6.05% 1/11/40	475,000	583,300
6.75% 9/27/34	500,000	655,500

		5,840,740

Panama–0.04%
Panama Government International Bond
5.20% 1/30/20	300,000	332,250
6.70% 1/26/36	200,000	259,500
7.125% 1/29/26	100,000	129,250
8.875% 9/30/27	100,000	145,750
9.375% 4/1/29	100,000	152,250

		1,019,000

Peru–0.07%
Republic of Peru
5.625% 11/18/50	100,000	118,250
6.55% 3/14/37	500,000	651,250
7.125% 3/30/19	225,000	267,187
7.35% 7/21/25	100,000	133,250
8.375% 5/3/16	100,000	110,250
8.75% 11/21/33	200,000	312,500

		1,592,687

LVIP SSgA Bond Index Fund–50

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Philippines–0.15%
Republic of Philippines
5.00% 1/13/37	500,000	$586,250
7.75% 1/14/31	1,000,000	1,443,750
8.375% 6/17/19	1,000,000	1,275,500
9.50% 2/2/30	300,000	487,875

		3,793,375

Poland–0.08%
Republic of Poland
3.00% 3/17/23	250,000	249,589
5.00% 3/23/22	500,000	561,350
5.125% 4/21/21	700,000	789,110
6.375% 7/15/19	380,000	445,550

		2,045,599

Republic of Korea–0.02%
Republic of Korea
3.875% 9/11/23	200,000	219,454
5.125% 12/7/16	100,000	107,957
7.125% 4/16/19	200,000	241,824

		569,235

South Africa–0.05%
South Africa Government International Bond
4.665% 1/17/24	250,000	260,000
5.875% 5/30/22	100,000	112,625
5.875% 9/16/25	200,000	225,850
6.25% 3/8/41	100,000	118,875
6.875% 5/27/19	500,000	573,750

		1,291,100

Sweden–0.03%
Svensk Exportkredit
0.625% 5/31/16	200,000	200,058
1.125% 4/5/18	300,000	297,338
5.125% 3/1/17	250,000	272,030

		769,426

Turkey–0.30%
Turkey Government International Bond
4.875% 4/16/43	500,000	500,540
5.75% 3/22/24	200,000	224,500
6.00% 1/14/41	1,100,000	1,252,625
6.25% 9/26/22	400,000	457,500
6.625% 2/17/45	800,000	985,800
6.75% 4/3/18	1,800,000	2,007,000
7.375% 2/5/25	1,500,000	1,870,320

		7,298,285

Uruguay–0.02%
Uruguay Government International Bond
7.625% 3/21/36	250,000	341,875

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Uruguay (continued)
Uruguay Government International Bond (continued)
8.00% 11/18/22	200,000	$264,500

		606,375

Total Sovereign Bonds (Cost $39,054,929)		40,957,755

SUPRANATIONAL BANKS–1.64%
African Development Bank
0.75% 10/18/16	250,000	250,259
0.875% 5/15/17	115,000	114,707
0.875% 3/15/18	250,000	246,568
1.125% 3/15/17	200,000	200,961
1.25% 9/2/16	350,000	353,484
2.50% 3/15/16	100,000	102,440
Andina de Fomento
3.75% 1/15/16	200,000	205,111
4.375% 6/15/22	250,000	269,572
8.125% 6/4/19	140,000	172,154
Asian Development Bank
1.125% 3/15/17	500,000	502,817
1.375% 3/23/20	200,000	195,861
1.50% 9/28/18	400,000	400,534
1.75% 9/11/18	500,000	504,845
1.75% 3/21/19	350,000	352,568
1.875% 4/12/19	300,000	303,287
2.50% 3/15/16	250,000	256,101
5.50% 6/27/16	200,000	214,479
5.593% 7/16/18	700,000	792,391
Council of Europe Development Bank
1.125% 5/31/18	300,000	297,448
1.25% 9/22/16	200,000	201,885
1.50% 2/22/17	100,000	101,256
1.50% 6/19/17	100,000	101,124
1.75% 11/14/19	400,000	400,352
European Bank for Reconstruction & Development
1.00% 2/16/17	250,000	251,042
1.00% 6/15/18	250,000	247,244
1.00% 9/17/18	150,000	147,788
1.50% 3/16/20	250,000	246,152
1.625% 4/10/18	250,000	251,703
1.625% 11/15/18	500,000	502,891
2.50% 3/15/16	500,000	512,519
European Investment Bank
0.50% 8/15/16	500,000	499,125
0.625% 4/15/16	2,000,000	2,003,816
0.875% 4/18/17	500,000	499,647
1.00% 3/15/18	1,000,000	990,905
1.00% 6/15/18	1,000,000	986,981
1.125% 9/15/17	200,000	200,340
1.625% 6/15/17	1,000,000	1,015,657

LVIP SSgA Bond Index Fund–51

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

SUPRANATIONAL BANKS (continued)
European Investment Bank (continued)
1.875% 3/15/19	500,000	$505,543
2.125% 7/15/16	200,000	204,671
2.25% 3/15/16	1,500,000	1,531,787
2.50% 4/15/21	1,500,000	1,543,575
2.875% 9/15/20	350,000	368,407
3.25% 1/29/24	600,000	647,205
4.00% 2/16/21	400,000	447,761
4.875% 2/16/16	300,000	314,699
4.875% 1/17/17	400,000	432,555
4.875% 2/15/36	700,000	900,626
5.125% 5/30/17	500,000	549,229
FMS Wertmanagement
0.625% 4/18/16	600,000	600,370
1.00% 11/21/17	250,000	248,623
1.625% 11/20/18	500,000	501,369
Inter-American Development Bank
0.875% 11/15/16	200,000	200,512
0.875% 3/15/18	500,000	493,635
1.00% 7/14/17	200,000	199,946
1.125% 3/15/17	250,000	251,418
1.25% 1/16/18	900,000	901,039
1.375% 7/15/20	250,000	243,315
1.75% 8/24/18	500,000	504,750
2.125% 11/9/20	400,000	403,956
3.00% 10/4/23	500,000	534,763
3.00% 2/21/24	400,000	426,440
3.20% 8/7/42	100,000	99,624
3.875% 2/14/20	200,000	220,439
3.875% 10/28/41	100,000	110,702
4.375% 1/24/44	56,000	69,242
5.125% 9/13/16	500,000	537,086
International Bank for Reconstruction & Development
0.50% 4/15/16	500,000	499,721
0.50% 5/16/16	600,000	599,197
0.625% 10/14/16	600,000	598,947
0.875% 4/17/17	624,000	625,164
1.00% 9/15/16	750,000	753,937
1.125% 7/18/17	150,000	150,756
1.875% 3/15/19	1,000,000	1,014,202
1.875% 10/7/19	700,000	706,913
2.125% 3/15/16	500,000	510,075
2.125% 11/1/20	1,000,000	1,011,927
2.125% 2/13/23	100,000	101,586
2.50% 11/25/24	400,000	405,571
4.75% 2/15/35	50,000	63,618
5.00% 4/1/16	300,000	316,763
7.625% 1/19/23	100,000	139,925
International Finance
0.50% 5/16/16	150,000	149,771
0.625% 11/15/16	200,000	199,352
0.625% 12/21/17	200,000	196,605

	Principal Amount°	Value (U.S. $)

SUPRANATIONAL BANKS (continued)
International Finance (continued)
0.875% 6/15/18	1,000,000	$983,734
1.00% 4/24/17	250,000	250,196
1.125% 11/23/16	300,000	301,412
1.75% 9/16/19	400,000	400,738
2.125% 11/17/17	200,000	205,028
2.25% 4/11/16	300,000	306,444
Nordic Investment Bank
0.50% 4/14/16	375,000	374,995
1.00% 3/7/17	350,000	350,940
2.25% 9/30/21	200,000	202,532
North American Development Bank
4.375% 2/11/20	100,000	109,721

Total Supranational Banks (Cost $39,751,466)		40,419,071

U.S. TREASURY OBLIGATIONS–35.94%
U.S. Treasury Bonds
2.75% 8/15/42	2,600,000	2,599,594
2.75% 11/15/42	3,500,000	3,496,993
2.875% 5/15/43	12,500,000	12,787,113
3.00% 5/15/42	2,850,000	2,996,063
3.125% 11/15/41	4,000,000	4,317,500
3.125% 2/15/42	3,050,000	3,283,754
3.125% 2/15/43	9,000,000	9,664,452
3.125% 8/15/44	7,500,000	8,075,977
3.50% 2/15/39	2,650,000	3,044,394
3.625% 8/15/43	5,000,000	5,880,860
3.625% 2/15/44	3,000,000	3,530,859
3.75% 8/15/41	3,850,000	4,640,755
3.875% 8/15/40	3,750,000	4,578,517
4.25% 11/15/40	4,000,000	5,178,752
4.375% 5/15/40	2,500,000	3,286,915
4.375% 5/15/41	2,750,000	3,648,045
4.50% 2/15/36	1,500,000	2,001,211
4.50% 5/15/38	950,000	1,266,097
4.50% 8/15/39	3,350,000	4,464,920
4.625% 2/15/40	4,100,000	5,574,077
4.75% 2/15/41	3,750,000	5,240,917
5.00% 5/15/37	3,000,000	4,280,157
5.25% 11/15/28	500,000	670,508
5.25% 2/15/29	1,200,000	1,613,626
5.375% 2/15/31	500,000	697,071
5.50% 8/15/28	500,000	682,813
6.00% 2/15/26	750,000	1,027,969
6.125% 11/15/27	800,000	1,138,250
6.125% 8/15/29	300,000	438,727
6.375% 8/15/27	1,250,000	1,806,153
6.625% 2/15/27	750,000	1,094,063
6.75% 8/15/26	500,000	729,765
6.875% 8/15/25	1,000,000	1,445,000
7.625% 2/15/25	500,000	749,023

LVIP SSgA Bond Index Fund–52

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
0.25% 2/29/16	9,000,000	$8,989,452
0.375% 1/15/16	5,000,000	5,003,515
0.375% 1/31/16	18,000,000	18,009,846
0.375% 2/15/16	12,000,000	12,005,628
0.375% 3/15/16	2,500,000	2,500,390
0.50% 8/31/16	35,000,000	34,989,080
0.50% 7/31/17	9,000,000	8,898,750
0.625% 7/15/16	4,000,000	4,008,124
0.625% 8/15/16	4,000,000	4,006,876
0.625% 10/15/16	9,000,000	9,003,519
0.625% 5/31/17	4,350,000	4,325,531
0.625% 8/31/17	19,600,000	19,414,721
0.625% 9/30/17	2,500,000	2,473,438
0.625% 11/30/17	2,250,000	2,221,349
0.625% 4/30/18	4,000,000	3,919,064
0.75% 10/31/17	15,000,000	14,881,635
0.75% 12/31/17	4,000,000	3,958,124
0.75% 2/28/18	2,500,000	2,465,820
0.75% 3/31/18	20,000,000	19,693,760
0.875% 9/15/16	4,000,000	4,021,248
0.875% 11/30/16	5,000,000	5,022,265
0.875% 12/31/16	12,200,000	12,246,673
0.875% 1/31/17	5,000,000	5,014,845
0.875% 2/28/17	6,200,000	6,215,500
0.875% 4/30/17	6,000,000	6,007,500
0.875% 1/31/18	12,500,000	12,400,388
0.875% 7/31/19	1,000,000	969,062
1.00% 8/31/16	4,000,000	4,030,312
1.00% 9/30/16	9,000,000	9,066,798
1.00% 10/31/16	5,250,000	5,288,147
1.00% 5/31/18	2,300,000	2,277,899
1.00% 11/30/19	3,500,000	3,395,000
1.125% 5/31/19	2,000,000	1,964,688
1.125% 4/30/20	17,000,000	16,495,304
1.25% 11/30/18	3,000,000	2,979,141
1.25% 1/31/19	3,750,000	3,714,259
1.375% 6/30/18	3,000,000	3,006,093
1.375% 7/31/18	35,000,000	35,038,290
1.375% 9/30/18	2,000,000	1,998,282
1.375% 11/30/18	3,000,000	2,994,375
1.375% 12/31/18	3,500,000	3,486,602
1.375% 1/31/20	23,000,000	22,683,750
1.50% 6/30/16	3,000,000	3,045,468
1.50% 7/31/16	5,000,000	5,076,955
1.50% 8/31/18	6,000,000	6,029,532
1.50% 12/31/18	18,300,000	18,325,730
1.625% 8/31/19	11,000,000	11,012,892
1.625% 11/15/22	6,750,000	6,548,553
1.75% 5/31/16	5,000,000	5,091,405
1.75% 10/31/18	2,000,000	2,025,468
1.75% 5/15/22	9,000,000	8,848,125

	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.75% 5/15/23	25,000,000	$24,343,750
1.875% 8/31/17	3,000,000	3,069,141
1.875% 9/30/17	2,000,000	2,046,876
1.875% 10/31/17	2,000,000	2,047,188
2.00% 1/31/16	4,500,000	4,580,510
2.00% 4/30/16	6,000,000	6,127,032
2.00% 9/30/20	14,000,000	14,142,184
2.00% 8/31/21	5,000,000	5,015,625
2.00% 11/15/21	4,700,000	4,717,625
2.00% 2/15/22	8,000,000	8,020,624
2.00% 2/15/23	14,150,000	14,098,041
2.125% 2/29/16	4,000,000	4,082,188
2.125% 8/31/20	19,000,000	19,338,428
2.125% 8/15/21	7,500,000	7,589,063
2.25% 3/31/16	3,000,000	3,070,077
2.25% 11/30/17	3,750,000	3,878,321
2.25% 7/31/18	3,000,000	3,096,564
2.375% 3/31/16	2,000,000	2,049,532
2.375% 7/31/17	2,000,000	2,072,812
2.375% 5/31/18	4,000,000	4,146,564
2.375% 6/30/18	3,000,000	3,109,686
2.375% 8/15/24	13,000,000	13,241,722
2.50% 6/30/17	1,900,000	1,974,961
2.50% 8/15/23	3,250,000	3,354,611
2.625% 2/29/16	2,000,000	2,052,188
2.625% 4/30/16	1,000,000	1,029,297
2.625% 1/31/18	2,000,000	2,088,750
2.625% 4/30/18	3,000,000	3,136,407
2.625% 8/15/20	6,000,000	6,266,250
2.625% 11/15/20	6,500,000	6,785,389
2.75% 11/30/16	2,500,000	2,599,220
2.75% 5/31/17	3,000,000	3,136,875
2.75% 12/31/17	2,000,000	2,096,562
2.75% 2/28/18	2,500,000	2,620,313
2.75% 2/15/19	5,000,000	5,260,545
2.75% 2/15/24	24,000,000	25,256,256
2.875% 3/31/18	3,000,000	3,156,327
3.00% 8/31/16	2,000,000	2,081,406
3.00% 9/30/16	2,000,000	2,083,906
3.00% 2/28/17	2,000,000	2,096,094
3.125% 10/31/16	2,500,000	2,613,478
3.125% 1/31/17	3,500,000	3,674,727
3.125% 4/30/17	2,500,000	2,633,595
3.125% 5/15/19	4,000,000	4,264,376
3.125% 5/15/21	3,500,000	3,756,211
3.25% 5/31/16	1,700,000	1,766,938
3.25% 6/30/16	1,500,000	1,561,289
3.25% 7/31/16	1,850,000	1,929,493
3.25% 12/31/16	2,500,000	2,626,173
3.25% 3/31/17	2,500,000	2,637,110
3.375% 11/15/19	6,500,000	7,042,347
3.50% 2/15/18	4,100,000	4,394,048

LVIP SSgA Bond Index Fund–53

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
3.50% 5/15/20	4,000,000	$4,364,064
3.625% 8/15/19	5,500,000	6,000,588
3.625% 2/15/20	6,000,000	6,578,904
3.625% 2/15/21	9,000,000	9,914,769
3.75% 11/15/18	3,630,000	3,954,998
3.875% 5/15/18	4,850,000	5,273,240
4.00% 8/15/18	5,550,000	6,086,790
4.25% 11/15/17	2,500,000	2,726,563
4.50% 2/15/16	3,000,000	3,139,218
4.50% 5/15/17	1,350,000	1,466,016
4.625% 11/15/16	3,600,000	3,868,031
4.625% 2/15/17	1,700,000	1,839,320
4.75% 8/15/17	2,500,000	2,745,508
4.875% 8/15/16	2,000,000	2,140,468
5.125% 5/15/16	1,500,000	1,596,211
6.25% 8/15/23	1,600,000	2,130,499
7.125% 2/15/23	1,000,000	1,382,344
7.25% 5/15/16	1,000,000	1,092,422
7.25% 8/15/22	500,000	687,617
7.50% 11/15/16	800,000	901,813
7.50% 11/15/24	500,000	738,945
7.625% 11/15/22	500,000	705,937
7.875% 2/15/21	750,000	1,013,321
8.00% 11/15/21	1,700,000	2,365,258
8.125% 8/15/19	750,000	969,902
8.125% 5/15/21	500,000	687,929

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
8.125% 8/15/21	700,000	$972,563
8.50% 2/15/20	150,000	200,520
8.75% 5/15/17	1,000,000	1,185,938
8.75% 5/15/20	900,000	1,226,602
8.75% 8/15/20	800,000	1,099,625
8.875% 8/15/17	750,000	903,750
8.875% 2/15/19	750,000	973,769
9.125% 5/15/18	250,000	315,293
9.25% 2/15/16	200,000	219,875

Total U.S. Treasury Obligations (Cost $855,033,652)		884,347,366

	Number of Shares

MONEY MARKET FUND–3.56%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	87,673,683	87,673,683

Total Money Market Fund (Cost $87,673,683)		87,673,683

TOTAL VALUE OF SECURITIES–102.78% (Cost $2,441,020,993)	2,529,386,442
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.78%)	(68,526,038)

NET ASSETS APPLICABLE TO 215,378,961 SHARES OUTSTANDING–100.00%	$2,460,860,404

NET ASSET VALUE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($1,434,764,239 / 125,584,423 Shares)	$11.425

NET ASSET VALUE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($1,026,096,165 / 89,794,538 Shares)	$11.427

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$2,362,289,262
Undistributed net investment income	10,620,898
Accumulated net realized loss on investments	(415,205)
Net unrealized appreciation of investments.	88,365,449

Total net assets	$2,460,860,404

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $6,053,887, which represents 0.25% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2014. Interest rates reset periodically.

«	Includes $24,287 due to custodian, $85,168,321 payable for securities purchased and $630,847 payable for fund shares redeemed.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

*	Considered an affiliated company. Investments in companies considered to be affiliates of the Fund were as follows:

LVIP SSgA Bond Index Fund–54

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

Company	Balance at Beginning of Period	Gross Additions	Gross Reductions	Realized Gain During the Period	Value 12/31/14	Interest Income
Lincoln National	$ 494,415	$—	$—	$—	$519,687	$19,985

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2014.

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AGM–Insured by Assured Guaranty Municipal Corporation

GNMA–Government National Mortgage Association

NATL-RE–Insured by the National Public Finance Guarantee Corporation

NCUA–National Credit Union Administration

PSF–Guaranteed by Permanent School Fund

REIT–Real Estate Investment Trust

S.F.–Single Family

TBA–To Be Announced

yr–year

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–55

LVIP SSgA Bond Index Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Interest	$58,985,036
Dividends	3,663

58,988,699

EXPENSES:
Management fees	9,391,875
Distribution fees-Service Class	2,589,468
Accounting and administration expenses	563,758
Pricing fees	246,347
Reports and statements to shareholders	142,291
Professional fees	82,921
Trustees’ fees and expenses	49,547
Custodian fees	33,580
Consulting fees	3,669
Other	21,930

13,125,386
Less management fees waived	(2,671,953)

Total operating expenses	10,453,433

NET INVESTMENT INCOME	48,535,266

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	8,454,742
Net change in unrealized appreciation (depreciation) of investments	71,471,383

NET REALIZED AND UNREALIZED GAIN	79,926,125

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,461,391

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund

Statements of Changes in Net Assets

Year Ended
12/31/14		12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$48,535,266	$36,967,226
Net realized gain	8,454,742	3,652,891
Net change in unrealized appreciation (depreciation)	71,471,383	(90,209,085)

Net increase (decrease) in net assets resulting from operations	128,461,391	(49,588,968)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(26,493,853)	(24,994,532)
Service Class	(16,477,052)	(18,058,774)
Net realized gain:
Standard Class	(700,274)	(3,859,432)
Service Class	(500,937)	(3,402,557)

	(44,172,116)	(50,315,295)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	361,918,184	686,917,457
Service Class	89,293,898	153,281,656
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	27,194,127	28,853,964
Service Class	16,977,989	21,461,331

	495,384,198	890,514,408

Cost of shares redeemed:
Standard Class	(256,065,433)	(133,548,655)
Service Class	(149,914,160)	(129,463,576)

	(405,979,593)	(263,012,231)

Increase in net assets derived from capital share transactions	89,404,605	627,502,177

NET INCREASE IN NET ASSETS	173,693,880	527,597,914
NET ASSETS:
Beginning of year	2,287,166,524	1,759,568,610

End of year	$2,460,860,404	$2,287,166,524

Undistributed net investment income	$10,620,898	$821,832

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund––56

LVIP SSgA Bond Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund Standard Class
			Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.012	$11.571	$11.420	$10.975	$10.555

Income (loss) from investment operations:
Net investment income[1]	0.248	0.227	0.251	0.299	0.309
Net realized and unrealized gain (loss)	0.385	(0.524)	0.189	0.510	0.322

Total from investment operations	0.633	(0.297)	0.440	0.809	0.631

Less dividends and distributions from:
Net investment income	(0.214)	(0.225)	(0.288)	(0.362)	(0.211)
Net realized gain	(0.006)	(0.037)	(0.001)	(0.002)	—

Total dividends and distributions	(0.220)	(0.262)	(0.289)	(0.364)	(0.211)

Net asset value, end of period	$11.425	$11.012	$11.571	$11.420	$10.975

Total return[2]	5.75%	(2.57% )	3.86%	7.40%	5.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,434,764	$1,255,800	$721,970	$665,296	$286,221
Ratio of expenses to average net assets	0.33%	0.38%	0.38%	0.39%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.45%	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	2.18%	2.00%	2.16%	2.63%	2.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	1.89%	2.05%	2.53%	2.71%
Portfolio turnover	63%	55%	70%	79%	129%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–57

LVIP SSgA Bond Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund Service Class
			Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$11.015	$11.574	$11.423	$10.979	$10.559

Income (loss) from investment operations:
Net investment income[1]	0.219	0.199	0.222	0.269	0.281
Net realized and unrealized gain (loss)	0.385	(0.524)	0.189	0.512	0.321

Total from investment operations	0.604	(0.325)	0.411	0.781	0.602

Less dividends and distributions from:
Net investment income	(0.186)	(0.197)	(0.259)	(0.335)	(0.182)
Net realized gain	(0.006)	(0.037)	(0.001)	(0.002)	—

Total dividends and distributions	(0.192)	(0.234)	(0.260)	(0.337)	(0.182)

Net asset value, end of period	$11.427	$11.015	$11.574	$11.423	$10.979

Total return[2]	5.49%	(2.81% )	3.60%	7.13%	5.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,026,096	$1,031,366	$1,037,599	$987,782	$980,494
Ratio of expenses to average net assets	0.58%	0.63%	0.63%	0.64%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.74%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets	1.93%	1.75%	1.91%	2.38%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.81%	1.64%	1.80%	2.28%	2.46%
Portfolio turnover	63%	55%	70%	79%	129%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–58

LVIP SSgA Bond Index Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Bond Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued”, “delayed delivery”, “forward commitment”, or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.

LVIP SSgA Bond Index Fund–59

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund declares and pays dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.07% of the first $500 million of average daily net assets of the Fund; 0.12% of the next $1.5 billion of average daily net assets of the Fund; and 0.15% in excess of $2 billion of average daily net assets of the Fund. This agreement will continue through at least April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$95,067
Legal fees	26,229

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Broad. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$591,431
Distribution fees payable to LFD	217,866

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,278,042,551
Purchases of U.S. government securities	291,921,765
Sales other than U.S. government securities	1,215,295,029
Sales of U.S. government securities	243,006,952

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$2,441,436,198

Aggregate unrealized appreciation	$94,184,397
Aggregate unrealized depreciation	(6,234,153)

Net unrealized appreciation	$87,950,244

LVIP SSgA Bond Index Fund–60

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Agency Mortgage-Backed Securities	$—	$706,602,957	$706,602,957
Agency Obligations	—	72,980,620	72,980,620
Commercial Mortgage-Backed Securities	—	49,063,909	49,063,909
Corporate Bonds	—	605,666,871	605,666,871
Municipal Bonds	—	22,063,042	22,063,042
Non-Agency Mortgage-Backed Securities	—	11,933,845	11,933,845
Regional Bonds	—	7,677,323	7,677,323
Sovereign Bonds	—	40,957,755	40,957,755
Supranational Banks	—	40,419,071	40,419,071
U.S. Treasury Obligations	—	884,347,366	884,347,366
Money Market Fund	87,673,683	—	87,673,683

Total	$87,673,683	$2,441,712,759	$2,529,386,442

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income taxpurposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$44,172,116	$43,801,022
Long-term capital gains	—	6,514,273

Total	$44,172,116	$50,315,295

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

LVIP SSgA Bond Index Fund–61

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Shares of beneficial interest	$2,362,289,262
Undistributed ordinary income	10,620,898
Unrealized appreciation	87,950,244

Net assets	$2,460,860,404

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferal of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns gain (loss) on asset- and mortgage-backed securities and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$4,234,705	$(4,234,705)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

For federal income tax purposes, $3,017,877 of capital loss carryforwards was utilized in the year ended December 31, 2014.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	31,659,359	60,811,157
Service Class	7,856,929	13,466,567
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,384,689	2,608,975
Service Class	1,488,339	1,940,216

	43,389,316	78,826,915

Shares redeemed:
Standard Class	(22,502,754)	(11,772,115)
Service Class	(13,187,455)	(11,422,241)

	(35,690,209)	(23,194,356)

Net increase	7,699,107	55,632,559

7. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and/or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

LVIP SSgA Bond Index Fund–62

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

7. Credit and Market Risk (continued)

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2014, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Bond Index Fund–63

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees

LVIP SSgA Bond Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Bond Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Bond Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP SSgA Bond Index Fund–64

LVIP SSgA Bond Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were above the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

LVIP SSgA Bond Index Fund–65

LVIP SSgA Bond Index Fund

Other Fund Information (continued)

Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the LVIP SSgA Bond Index Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that the subadviser was hired as a replication style index manager and the Fund’s tracking error relative to the benchmark over recent periods was in line with the Fund’s expenses and satisfactory. The Board considered LIAC’s statement that it remained confident in SSgA’s ability to manage index strategies The Board concluded that the services provided by SSgA were satisfactory.

Subavisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which included breakpoints, and noted that the subadvisory fee for the Fund was lower than or within range of the fees charged by SSgA to other funds and clients with similar investment objectives as the Fund. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fee for the Fund was reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP SSgA Bond Index Fund–66

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SSgA Bond Index Fund–67

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA Bond Index Fund–68

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Bond Index Fund–69

LVIP SSgA Funds

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small-Mid Cap 200 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2014

LVIP SSgA Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN(454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Developed International 150 Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.91% (Standard Share Class with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI EAFE® NR Index1 returned (4.90%).

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan.

Happily, the second half of April brought a vigorous rebound in equities. Varied economic outlooks led Janet Yellen, head of the U.S. Federal Reserve, to espouse dovish flexibility in a New York City speech, while her European Central Bank counterpart Mario Draghi admitted that concern with the resilient euro might prompt him to pursue additional stimulus. The supportive rhetoric dovetailed nicely with the arrival of first-quarter earnings reports, which tended to show solid outperformance of expectations, particularly in the U.S. At the same time, continued erosion of bond yields made the relative valuation proposition for equities all the more attractive; yields in Italy and Spain, market pariahs less than three years ago, fell to fresh record lows.

July got off to a good start as equities responded favorably to the July 3rd U.S. Non-Farm Payroll report with the Dow Jones Industrial Average crossing 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were re-ignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European share stumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin.

In September, the European Central Bank (ECB) unexpectedly cut administered rates. The ECB also announced that an asset-backed securities (ABS) purchase program and a covered bond purchase program would begin in October. Later in the month, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of U.S. military action against ISIS.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500® Index2 was down 5.5% and MSCI EAFE® NR Index was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the U.S. economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500® Index began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

On a sector basis, the Fund’s performance benefited positively from seven of the ten sectors. The financials, industrials, and utilities sectors contributed the most positively to the Fund’s return.

On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included Unione di Banche Italiane SCpA (No longer held)

Orange

Shionogi

Banco Popular Espanol (No longer held)

Teva Pharmaceutical Industries

On an individual securities’ basis, the prominent detractors from the absolute performance of the Fund during this period included Canadian Oil Sands Limited

Nokian Renkaat

Teck Resources Class B

OMV

Tesco

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction had positive returns relative to its benchmark performance in the utilities, energy, and financials sector which was the only positive contributor to the Fund’s relative performance.

LVIP SSgA Funds–1

LVIP SSgA Developed International 150 Fund

2014 Annual Report Commentary (continued)

Conversely, the health care, consumer staples, and telecommunication sectors were a few of the negative contributing sectors that weighed down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Developed International 150 Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,775 for the Standard Class shares and to $10,597 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did from 5/1/08 through 12/31/14. The same $10,000 investment would have increased to $10,075.Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 0.91%
Five Year	+ 5.39%
Inception (5/1/08)	+ 1.13%

Service Class Shares
One Year	+ 0.65%
Five Year	+ 5.13%
Inception (5/1/08)	+ 0.87%

[1]

The MSCIEAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA Funds–2

LVIP SSgA Emerging Markets 100 Fund

2014 Annual Report Commentary (continued)

Managed by:

The Fund returned (3.37%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI Emerging Market NR Index1 returned (2.19%).

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan.

Happily, the second half of April brought a vigorous rebound in equities. Varied economic outlooks led Janet Yellen, head of the U.S. Federal Reserve, to espouse dovish flexibility in a New York City speech, while her European Central Bank counterpart Mario Draghi admitted that concern with the resilient euro might prompt him to pursue additional stimulus. The supportive rhetoric dovetailed nicely with the arrival of first-quarter earnings reports, which tended to show solid outperformance of expectations, particularly in the U.S. At the same time, continued erosion of bond yields made the relative valuation proposition for equities all the more attractive; yields in Italy and Spain, market pariahs less than three years ago, fell to fresh record lows.

July got off to a good start as equities responded favorably to the July 3rd U.S. Non-Farm Payroll report with the Dow Jones Industrial Average crossing 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were re-ignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European share stumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin.

In September, the European Central Bank (ECB) unexpectedly cut administered rates. The ECB also announced that an asset-backed securities (ABS) purchase program and a covered bond purchase program would begin in October. Later in the month, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of U.S. military action against ISIS.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500® Index2 was down 5.5% and MSCI EAFE® NR Index3 was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the U.S. economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500® Index began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

On a sector basis, the Fund’s performance benefited from positive performance in five of the ten sectors. The industrials, financials, health care sectors provided the positive contributions to return.

On an individual securities’ basis, the largest positive contributors to the performance of the Fund during this period

China Railway Group

China Communications Construction

Pegatron

State Bank of India

China CITIC Bank

On an individual securities’ basis, the prominent detractors to the performance of the Fund during this period included

Rostelecom ADR

Cia Siderurgica Nacional ADR

Sberbank of Russia ADR

Bradespar

Gazprom ADR

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction returned positive relative performance in two of the ten sectors. The two sectors contributing positively were energy and financials. Conversely, the utilities, information technology,

LVIP SSgA Funds–3

LVIP SSgA Emerging Markets 100 Fund

2014 Annual Report Commentary (continued)

and consumer staples sectors contributed the most negatively to the relative return.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will remain unchanged in accordance with the Fund’s construction methodology and will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 6/18/08 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Emerging Markets 100 Fund on 6/18/08 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,939 for the Standard Class shares and to $12,731 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets NR Index did from 6/18/08 through 12/31/14. The same $10,000 investment would have decreased to $9,850. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	– 3.37%
Five Year	+ 2.83%
Inception (6/18/08)	+ 4.02%

Service Class Shares
One Year	– 3.61%
Five Year	+ 2.57%
Inception (6/18/08)	+ 3.76%

[1]

The MSCI Emerging Market NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

The MSCIEAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Funds–4

LVIP SSgA Large Cap 100 Fund

2014 Annual Report Commentary (continued)

Managed by:

The Fund returned 16.73% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the S&P 500® Index1, returned 13.69%.

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan.

Happily, the second half of April brought a vigorous rebound in equities. Varied economic outlooks led Janet Yellen, head of the U.S. Federal Reserve, to espouse dovish flexibility in a New York City speech, while her European Central Bank counterpart Mario Draghi admitted that concern with the resilient euro might prompt him to pursue additional stimulus. The supportive rhetoric dovetailed nicely with the arrival of first-quarter earnings reports, which tended to show solid outperformance of expectations, particularly in the U.S. At the same time, continued erosion of bond yields made the relative valuation proposition for equities all the more attractive; yields in Italy and Spain, market pariahs less than three years ago, fell to fresh record lows.

July got off to a good start as equities responded favorably to the July 3rd U.S. Non-Farm Payroll report with the Dow Jones Industrial Average crossing 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were re-ignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European share stumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin.

In September, the European Central Bank (ECB) unexpectedly cut administered rates. The ECB also announced that an asset-backed securities (ABS) purchase program and a covered bond purchase program would begin in October. Later in the month, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of U.S. military action against ISIS.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500® Index was down 5.5% and MSCI EAFE® NR2 was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the U.S. economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500® Index began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

On a sector basis, the Fund’s performance benefited from positive returns in eight of the ten sectors with information technology, health care, and consumer discretionary contributing the most.

On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period

Staples

Best Buy

Dr Pepper Snapple Group

Entergy

Humana

On an individual securities’ basis, the detractors from the absolute performance of the Fund during this period

Freeport-McMoRan Copper & Gold

Coach

General Motors (No longer held)

Apache Corporation

Murphy Oil

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction provided positive returns relative to its benchmark performance in eight of the ten sectors with the consumer discretionary, financials and energy sectors providing the greatest relative

LVIP SSgA Funds–5

LVIP SSgA Large Cap 100 Fund

2014 Annual Report Commentary (continued)

outperformance. Conversely, the telecommunication services, and materials were the only sectors that weighted down the Fund’s relative performance.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the Fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Large Cap 100 Fund on 5/1/08 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,381 for the Standard Class shares and to $19,059 for the Service Class shares. For comparison, look at how the S&P 500® Index did from 5/1/08 through 12/31/14. The same $10,000 investment would have increased to $17,211. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 16.73%
Five Year	+ 16.76%
Inception (5/1/08)	+ 10.43%

Service Class Shares
One Year	+ 16.44%
Five Year	+ 16.47%
Inception (5/1/08)	+ 10.15%

[1]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[2]

The MSCIEAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Funds–6

LVIP SSgA Small-Mid Cap 200 Fund

2014 Annual Report Commentary (continued)

Managed by:

The Fund returned 4.30% (Standard Class shares with distribution reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 2000® Index1, returned 4.89%.

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan.

Happily, the second half of April brought a vigorous rebound in equities. Varied economic outlooks led Janet Yellen, head of the U.S. Federal Reserve, to espouse dovish flexibility in a New York City speech, while her European Central Bank counterpart Mario Draghi admitted that concern with the resilient euro might prompt him to pursue additional stimulus. The supportive rhetoric dovetailed nicely with the arrival of first-quarter earnings reports, which tended to show solid outperformance of expectations, particularly in the U.S. At the same time, continued erosion of bond yields made the relative valuation proposition for equities all the more attractive; yields in Italy and Spain, market pariahs less than three years ago, fell to fresh record lows.

July got off to a good start as equities responded favorably to the July 3rd U.S. Non-Farm Payroll report with the Dow Jones Industrial Average crossing 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were re-ignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European share stumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin.

In September, the European Central Bank (ECB) unexpectedly cut administered rates. The ECB also announced that an asset-backed securities (ABS) purchase program and a covered bond purchase program would begin in October. Later in the month, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of U.S. military action against ISIS.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500® Index2 was down 5.5% and MSCI EAFE® NR Index3 was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the U.S. economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500® Index began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

On a sector basis, the Fund’s performance benefited from positive returns in eight of the ten sectors with information technology, health care, and consumer discretionary contributing the most.

On an individual securities’ basis, the largest positive contributors to the absolute performance of the Fund during this period included

InterDigital

Cato Class A

Citi Trends

Harman International Industries (No longer held)

Meadowbrook Insurance Group

On an individual securities’ basis, the most notable detractors from the absolute performance of the Fund during this period

Energy XXI (Bermuda)

Hercules Offshore

Cliffs Natural Resources

Halcon Resources

Denbury Resources

Rules-based stock selection combined with rules-based asset allocation utilized in the portfolio construction contributed the most to the returns relative to its benchmark in the energy, health care, and materials sectors.

LVIP SSgA Funds–7

LVIP SSgA Small-Mid Cap 200 Fund

2014 Annual Report Commentary (continued)

Conversely, the information technology, industrials, and financials sectors contributed the least relative to the benchmark.

Long-term empirical evidence suggests that patient investors have been handsomely rewarded for holding low valuation stocks. The Fund is designed to generate superior long-term returns by identifying a subset of low valuation stocks within each economic sector. The Fund’s equal weighted passive structure will float during the year according to the Fund’s construction methodology and the Fund will use an objective annual rebalance at the end of each March to identify low valuation stocks using three common valuation metrics: price to earnings, price to book and dividend yield.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Mid Cap 200 Fund on 5/1/08 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,898 for the Standard Class shares and to $20,555 for the Service Class shares. For comparison, look at how the Russell 2000® Index did from 5/1/08 through 12/31/14. The same $10,000 investment would have increased to $18,472. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 4.30%
Five Year	+ 14.81%
Inception (5/1/08)	+ 11.68%

Service Class Shares
One Year	+ 4.04%
Five Year	+ 14.52%
Inception (5/1/08)	+ 11.40%

[1]	The Russell 2000® Index measure the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

The MSCIEAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Funds–8

LVIP SSgA Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated companies. The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Developed International 150 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$ 906.40	0.38%	$1.83
Service Class Shares	1,000.00	905.30	0.63%	3.03
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.29	0.38%	$1.94
Service Class Shares	1,000.00	1,022.03	0.63%	3.21

LVIP SSgA Emerging Markets 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$ 942.70	0.44%	$2.15
Service Class Shares	1,000.00	941.60	0.69%	3.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.99	0.44%	$2.24
Service Class Shares	1,000.00	1,021.73	0.69%	3.52

LVIP SSgA Large Cap 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,067.20	0.34%	$1.77
Service Class Shares	1,000.00	1,065.80	0.59%	3.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.49	0.34%	$1.73
Service Class Shares	1,000.00	1,022.23	0.59%	3.01

LVIP SSgA Funds–9

LVIP SSgA Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP SSgA Small-Mid Cap 200 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,006.80	0.41%	$2.07
Service Class Shares	1,000.00	1,005.50	0.66%	3.34
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.88	0.66%	3.36

*	“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Funds–10

LVIP SSgA Developed International 150 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Security Type/Country	Percentage of Net Assets
Common Stock	96.88%
Australia	3.27%
Austria	1.02%
Belgium	1.34%
Canada	2.02%
Denmark	1.13%
Finland	2.93%
France	7.79%
Germany	6.15%
Hong Kong	8.54%
Israel	0.76%
Japan	31.50%
Netherlands	2.49%
Norway	1.67%
Portugal	0.57%
Singapore	2.32%
Spain	2.57%
Sweden	2.56%
Switzerland	2.61%
United Kingdom	15.64%
Right	0.01%
Money Market Fund	2.68%
Total Value of Securities	99.57%
Receivables and Other Assets Net of Liabilities	0.43%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.42%
Auto Components	1.77%
Automobiles	5.02%
Banks	5.84%
Beverages	0.61%
Building Products	0.52%
Chemicals	4.08%
Commercial Services & Supplies	1.38%
Communications Equipment	0.62%
Construction & Engineering	3.08%
Diversified Telecommunication Services	3.42%
Electric Utilities	2.61%
Electrical Equipment	0.81%
Electronic Equipment, Instruments & Components	2.16%

Sector	Percentage of Net Assets
Food & Staples Retailing	3.20%
Food Products	1.73%
Gas Utilities	0.71%
Health Care Providers & Services	0.65%
Hotels, Restaurants & Leisure	0.68%
Household Durables	2.12%
Industrial Conglomerates	1.65%
Insurance	9.67%
IT Services	0.65%
Leisure Products	0.39%
Machinery	1.36%
Marine	1.23%
Media	2.63%
Metals & Mining	5.36%
Multi-Utilities	1.71%
Oil, Gas & Consumable Fuels	5.11%
Paper & Forest Products	1.23%
Pharmaceuticals	5.01%
Real Estate Investment Trusts	0.87%
Real Estate Management & Development	6.11%
Road & Rail	2.25%
Technology Hardware, Storage & Peripherals	3.03%
Tobacco	1.35%
Trading Companies & Distributors	4.21%
Wireless Telecommunication Services	0.64%
Total	96.89%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Shionogi	0.96%
Seiko Epson	0.92%
Henderson Land Development	0.90%
Kobe Steel	0.89%
Link REIT	0.88%
Sun Hung Kai Properties	0.85%
Sumitomo Metal Mining	0.81%
JFE Holdings	0.81%
Alstom	0.81%
BOC Hong Kong Holdings	0.80%
Total	8.63%

LVIP SSgA Funds–11

LVIP SSgA Emerging Markets 100 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Security Type/Country	Percentage of Net Assets
Common Stock	95.49%
Brazil	5.22%
Czech Republic	0.88%
Hong Kong	34.67%
Hungary	0.76%
India	3.71%
Indonesia	0.84%
Malaysia	1.84%
Mexico	1.73%
Poland	2.47%
Republic of Korea	13.09%
Russia	3.77%
South Africa	7.02%
Taiwan	10.72%
Thailand	2.94%
Turkey	5.83%
Preferred Stock	1.99%
Right	0.01%
Money Market Fund	2.29%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Airlines	1.34%
Automobiles	4.19%
Banks	20.60%
Beverages	1.73%
Capital Markets	1.05%
Chemicals	1.51%
Commercial Banks	0.94%
Construction & Engineering	4.97%
Construction Materials	0.95%
Distributors	0.88%
Diversified Telecommunication Services	2.70%
Electric Utilities	3.24%
Electronic Equipment, Instruments & Components	2.58%
Food & Staples Retailing	1.94%
Food Products	5.01%

Sector	Percentage of Net Assets
Health Care Providers & Services	2.77%
Household Durables	0.68%
Independent Power and Renewable Electricity
Producers	1.14%
Industrial Conglomerates	4.94%
Machinery	0.60%
Metals & Mining	6.83%
Multiline Retail	0.78%
Oil, Gas & Consumable Fuels	5.34%
Pharmaceuticals	0.76%
Real Estate Investment Trusts	0.99%
Real Estate Management & Development	3.48%
Semiconductors & Semiconductor Equipment	0.78%
Specialty Retail	2.27%
Technology Hardware, Storage & Peripherals	5.47%
Textiles, Apparel & Luxury Goods	0.84%
Tobacco	0.91%
Transportation Infrastructure	2.08%
Water Utilities	0.70%
Wireless Telecommunication Services	2.50%
Total	97.49%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
China Railway Group	1.76%
China Communications Construction	1.72%
China Minsheng Banking	1.57%
Pegatron	1.54%
State Bank of India	1.54%
China Railway Construction	1.49%
Netcare	1.48%
Bank of Communications	1.43%
China CITIC Bank	1.39%
China Merchants Bank	1.38%
Total	15.30%

LVIP SSgA Funds–12

LVIP SSgA Large Cap 100 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.48%
Aerospace & Defense	4.09%
Auto Components	2.02%
Automobiles	0.88%
Banks	3.60%
Beverages	2.28%
Capital Markets	1.05%
Chemicals	1.64%
Commercial Services & Supplies	2.13%
Communications Equipment	1.10%
Consumer Finance	0.95%
Containers & Packaging	1.02%
Distributors	1.09%
Diversified Financial Services	0.71%
Diversified Telecommunication Services	1.07%
Electric Utilities	4.24%
Electrical Equipment	0.80%
Electronic Equipment, Instruments & Components	0.98%
Food & Staples Retailing	0.99%
Food Products	4.01%
Health Care Equipment & Supplies	2.08%
Health Care Providers & Services	8.73%
Hotels, Restaurants & Leisure	1.06%
Household Durables	2.27%
Industrial Conglomerates	0.86%
Insurance	6.91%
IT Services	2.01%
Leisure Products	0.68%
Machinery	1.64%
Media	4.38%
Metals & Mining	1.34%
Multiline Retail	2.06%
Multi-Utilities	1.09%
Oil, Gas & Consumable Fuels	5.96%
Pharmaceuticals	1.90%
Real Estate Investment Trusts	1.77%
Road & Rail	2.11%
Semiconductors & Semiconductor Equipment	4.22%
Software	3.88%
Specialty Retail	2.73%
Technology Hardware, Storage & Peripherals	2.37%
Textiles, Apparel & Luxury Goods	0.67%
Thrifts & Mortgage Finance	0.88%
Tobacco	2.23%

Security Type/Sector	Percentage of Net Assets
Money Market Fund	1.16%
Short-Term Investments	0.15%
Total Value of Securities	99.79%
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Staples	1.42%
Best Buy	1.31%
Apple	1.27%
Intel	1.24%
Broadcom Class A	1.22%
Universal Health Services Class B	1.20%
Altria Group	1.17%
Dr Pepper Snapple Group	1.16%
Entergy	1.16%
Time Warner	1.16%
Total	12.31%

LVIP SSgA Funds–13

LVIP SSgA Small-Mid Cap 200 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.52%
Aerospace & Defense	1.34%
Air Freight & Logistics	0.69%
Airlines	0.51%
Auto Components	1.18%
Banks	1.01%
Capital Markets	6.27%
Chemicals	0.86%
Commercial Services & Supplies	3.50%
Communications Equipment	3.23%
Construction & Engineering	0.30%
Containers & Packaging	1.52%
Diversified Telecommunication Services	1.21%
Electric Utilities	1.79%
Electrical Equipment	1.57%
Electronic Equipment, Instruments & Components	3.90%
Energy Equipment & Services	1.53%
Food & Staples Retailing	2.14%
Food Products	1.21%
Health Care Equipment & Supplies	5.20%
Health Care Providers & Services	7.97%
Hotels, Restaurants & Leisure	1.15%
Household Durables	3.10%
Insurance	3.39%
Internet & Catalog Retail	0.53%
Internet Software & Services	1.65%
IT Services	3.31%
Life Sciences Tools & Services	0.48%
Machinery	2.70%
Media	3.14%
Metals & Mining	2.00%
Multiline Retail	0.67%
Multi-Utilities	1.22%
Oil, Gas & Consumable Fuels	2.52%
Paper & Forest Products	0.48%
Pharmaceuticals	0.63%
Professional Services	0.85%
Real Estate Investment Trusts	9.52%
Semiconductors & Semiconductor Equipment	2.66%
Software	1.61%
Specialty Retail	6.23%
Technology Hardware, Storage & Peripherals	0.43%
Thrifts & Mortgage Finance	0.45%
Tobacco	0.38%

Security Type/Sector	Percentage of Net Assets
Trading Companies & Distributors	1.49%
Money Market Fund	1.99%
Short-Term Investments	0.14%
Total Value of Securities	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
InterDigital	0.78%
Ingles Markets Class A	0.77%
Cato Class A	0.77%
Citi Trends	0.76%
Triple-S Management Class B	0.73%
OmniVision Technologies	0.72%
Tesoro	0.72%
Meadowbrook Insurance Group	0.71%
Cooper Tire & Rubber	0.70%
Molina Healthcare	0.70%
Total	7.36%

LVIP SSgA Funds–14

LVIP SSgA Developed International 150 Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–96.88%
Australia–3.27%
Asciano	1,282,586	$6,281,919
Bendigo & Adelaide Bank	586,067	6,094,637
Incitec Pivot	2,307,610	5,969,868
Sonic Healthcare	386,187	5,810,725
Woodside Petroleum	170,924	5,286,868

		29,444,017

Austria–1.02%
OMV	136,180	3,616,023
Voestalpine	140,576	5,554,591

		9,170,614

Belgium–1.34%
Ageas	138,664	4,930,224
Belgacom	197,320	7,159,462

		12,089,686

Canada–2.02%
Agrium	63,325	5,994,879
Canadian Oil Sands	294,179	2,638,104
Suncor Energy	176,746	5,612,916
Teck Resources Class B	285,932	3,907,741

		18,153,640

Denmark–1.13%
A.P. Moller-Maersk Class B	2,576	5,123,665
TDC	668,357	5,097,620

		10,221,285

Finland–2.93%
Fortum	271,824	5,901,719
Metso	189,005	5,658,750
Nokian Renkaat	152,814	3,727,676
Stora Enso Class R	577,604	5,164,337
UPM-Kymmene	361,409	5,922,832

		26,375,314

France–7.79%
†Alstom	226,291	7,298,477
AXA	237,747	5,478,413
Bouygues	148,145	5,349,247
Cap Gemini	81,621	5,837,302
Casino Guichard Perrachon	51,923	4,775,070
GDF Suez	225,835	5,266,255
Orange	418,385	7,115,354
Renault	63,582	4,631,077
Rexel	235,500	4,219,246
Sanofi	59,264	5,403,127
SCOR SE	176,578	5,350,375
Total	94,225	4,827,337
Vinci	83,196	4,542,711

		70,093,991

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany–6.15%
Allianz	36,553	$6,054,135
Bayerische Motoren Werke	48,953	5,282,922
Daimler	65,390	5,430,904
Deutsche Telekom	382,361	6,117,906
E.ON	316,074	5,402,239
Hannover Rueckversicherung	69,076	6,231,441
K+S	188,094	5,190,484
Muenchener Rueckversicherungs	28,279	5,631,410
RWE	152,243	4,698,929
Volkswagen	24,375	5,284,587

		55,324,957

■Hong Kong–8.54%
BOC Hong Kong Holdings	2,169,500	7,229,732
Cheung Kong Holdings	373,000	6,247,129
Henderson Land Development	1,165,996	8,104,718
Hutchison Whampoa	466,771	5,336,406
Link REIT	1,257,000	7,870,485
MTR	1,671,000	6,837,123
New World Development	6,148,033	7,058,638
Sino Land	4,206,492	6,753,312
Sun Hung Kai Properties	504,463	7,643,532
Swire Pacific Class A	530,000	6,880,275
Wharf Holdings	967,000	6,942,807

		76,904,157

Israel–0.76%
Teva Pharmaceutical Industries	119,793	6,874,699

		6,874,699

Japan–31.50%
Aeon	547,400	5,501,553
Aisin Seiki	170,900	6,140,681
Bridgestone	173,900	6,031,694
Canon	199,500	6,341,389
Dai Nippon Printing	644,000	5,800,702
Daiichi Sankyo	366,300	5,122,313
Eisai	158,400	6,126,343
FUJIFILM Holdings	229,695	7,009,398
Hitachi	835,631	6,168,112
Honda Motor	175,200	5,140,497
Isuzu Motors	536,800	6,538,938
ITOCHU	527,900	5,635,855
Japan Tobacco	196,500	5,408,679
JFE Holdings	327,600	7,306,381
JX Holdings	1,280,900	4,985,176
Kirin Holdings	445,200	5,532,470
Kobe Steel	4,647,000	8,005,118
Komatsu	297,800	6,584,292
Konica Minolta Holdings	661,095	7,203,910
Kuraray	539,500	6,130,199
Kyocera	136,800	6,260,439
LIXIL Group	223,700	4,708,328

LVIP SSgA Funds–15

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Marubeni	918,600	$5,496,789
Mitsubishi	332,300	6,081,640
Mitsubishi Chemical Holdings	1,483,900	7,198,251
Mitsubishi UFJ Financial Group	1,122,800	6,169,436
Mitsui	436,300	5,843,912
Mizuho Financial Group	3,120,600	5,231,509
MS&AD Insurance Group Holdings	269,300	6,382,462
Nippon Yusen	2,122,000	5,994,108
Nissan Motor	692,000	6,035,968
Otsuka Holdings	206,248	6,184,083
Resona Holdings	1,275,800	6,445,245
Ricoh	535,000	5,408,798
Sega Sammy Holdings	275,400	3,523,809
Seiko Epson	198,300	8,298,402
Sekisui Chemical	593,000	7,134,963
Sekisui House	497,000	6,540,062
Shionogi	332,800	8,598,890
Sumitomo	484,900	4,980,672
Sumitomo Metal Mining	491,000	7,323,824
Sumitomo Mitsui Financial Group	144,400	5,220,889
†Tokyo Electric Power	1,530,300	6,224,731
Toyota Motor	109,300	6,811,860
Toyota Tsusho	243,000	5,645,340
West Japan Railway	151,100	7,144,342

		283,602,452

Netherlands–2.49%
Aegon	677,794	5,094,281
Koninklijke Ahold	307,619	5,467,271
Koninklijke Boskalis Westminster	115,531	6,320,132
Royal Dutch Shell Class A	1,697	56,627
Royal Dutch Shell Class B	158,422	5,472,944

		22,411,255

Norway–1.67%
Orkla	724,964	4,929,216
Statoil	218,991	3,851,088
Yara International	139,869	6,221,190

		15,001,494

Portugal–0.57%
Energias de Portugal	1,330,493	5,159,178

		5,159,178

Singapore–2.32%
Keppel	714,000	4,758,900
Sembcorp Industries	1,416,000	4,742,033
Singapore Press Holdings	1,851,000	5,875,720
Wilmar International	2,247,000	5,474,913

		20,851,566

Spain–2.57%
Enagas	203,175	6,408,352

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Spain (continued)
Ferrovial	297,489	$5,880,812
Iberdrola	923,972	6,228,259
Repsol	248,318	4,648,720

		23,166,143

Sweden–2.56%
Boliden	407,303	6,510,618
Ericsson Class B	464,949	5,629,616
Skanska Class B	262,810	5,642,601
TeliaSonera	821,282	5,280,290

		23,063,125

Switzerland–2.61%
Baloise Holding	49,105	6,276,187
Swiss Prime Site	72,661	5,335,197
Swiss Re	66,632	5,581,877
†Zurich Insurance Group	20,120	6,287,547

		23,480,808

United Kingdom–15.64%
Amlin	765,615	5,678,459
Anglo American	242,900	4,494,153
Antofagasta	443,791	5,170,375
AstraZeneca	95,650	6,754,962
BAE Systems	895,189	6,545,851
Barclays	1,588,634	5,971,434
Berkeley Group Holdings	141,522	5,440,738
BP	772,473	4,902,700
G4S	1,535,350	6,622,072
HSBC Holdings	610,349	5,766,909
Imperial Tobacco Group	153,028	6,735,348
Informa	701,584	5,123,228
J Sainsbury	1,173,006	4,478,766
Meggitt	772,634	6,214,458
Old Mutual	1,843,795	5,433,270
Pearson	348,812	6,441,078
Resolution	1,240,921	7,046,571
†Rsa Insurance Group	828,112	5,590,252
Standard Chartered	295,801	4,423,401
Tate & Lyle	555,486	5,203,937
Tesco	1,255,204	3,659,328
Vodafone Group	1,683,101	5,769,985
William Hill	1,087,352	6,109,146
WM Morrison Supermarkets	1,740,785	4,966,281
WPP	299,747	6,231,437

		140,774,139

Total Common Stock (Cost $866,497,043)		872,162,520

LVIP SSgA Funds–16

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

RIGHT–0.01%
†Repsol	248,318	$137,318

Total Right (Cost $3,340)		137,318

MONEY MARKET FUND–2.68%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	24,085,116	24,085,116

Total Money Market Fund (Cost $24,085,116)		24,085,116

TOTAL VALUE OF SECURITIES–99.57% (Cost $890,585,499)	$896,384,954
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.43%	3,855,198

NET ASSETS APPLICABLE TO 99,175,068 SHARES OUTSTANDING–100.00%	$900,240,152

NET ASSET VALUE–LVIP SSgA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($748,474,794 / 82,461,330 Shares)	$9.077

NET ASSET VALUE–LVIP SSgA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($151,765,358 / 16,713,738 Shares)	$9.080

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$843,615,473
Distributions in excess of net investment income	(431,845)
Accumulated net realized gain on investments	51,596,089
Net unrealized appreciation of investments and derivatives	5,460,435

Total net assets	$900,240,152

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 11.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $1,238,399 cash pledged as collateral for futures contracts, $231,746 due to custodian and $95,995 payable for fund shares redeemed as of December 31, 2014.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
322 E-mini MSCI EAFE Index	$28,478,594	$28,302,190	3/24/15	$(176,404)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–17

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–95.49%
Brazil–5.22%
Banco do Brasil	660,226	$5,905,389
BR Malls Participacoes	768,800	4,753,108
Cia De Saneamento Basico Do Estado De Sao Paulo ADR	753,184	4,737,527
Cia Energetica de Minas Gerais ADR	987,058	4,905,678
Cia Siderurgica Nacional	630,600	1,324,082
Cia Siderurgica Nacional ADR	899,153	1,870,238
Cyrela Brazil Realty	1,102,000	4,586,310
Petroleo Brasileiro ADR	476,950	3,615,281
Vale ADR	506,054	3,673,952

		35,371,565

Czech Republic–0.88%
CEZ	232,535	5,970,865

		5,970,865

■Hong Kong–34.67%
Agricultural Bank of China	15,632,000	7,863,072
Bank of China	15,343,100	8,612,390
Bank of Communications	10,399,000	9,669,546
Belle International Holdings	6,838,000	7,681,473
China CITIC Bank	11,797,000	9,405,888
China Coal Energy	12,085,000	7,555,220
China Communications Construction	9,730,000	11,653,813
China Construction Bank	9,729,000	7,947,196
China Merchants Bank	3,753,000	9,368,910
China Merchants Holdings International	1,941,324	6,521,294
China Minsheng Banking	8,127,000	10,625,562
China Mobile	743,000	8,703,357
China National Building Material	6,652,000	6,417,669
China Railway Construction	7,941,500	10,084,243
China Railway Group	14,572,000	11,919,090
China Resources Enterprise	2,362,000	4,934,853
China Shenhua Energy	2,310,000	6,817,222
China Telecom	14,698,000	8,525,424
CITIC Pacific	3,761,000	6,412,270
CNOOC	4,438,000	6,001,469
COSCO Pacific	5,337,710	7,560,320
Country Garden Holdings	15,971,733	6,373,591
Dongfeng Motor Group	4,712,000	6,591,849
Evergrande Real Estate Group	14,139,000	5,698,243
Geely Automobile Holdings	17,335,000	5,481,392
Industrial & Commercial Bank of China	11,075,000	8,087,610
Jiangxi Copper	3,968,000	6,773,313
Shanghai Industrial Holdings	2,002,000	5,979,409
Shimao Property Holdings	3,044,000	6,741,849
Sinopharm Group	2,481,200	8,731,759

		234,739,296

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Hungary–0.76%
Richter Gedeon	382,521	$5,151,564

		5,151,564

India–3.71%
Hindalco Industries	2,810,662	6,979,614
NTPC	3,394,200	7,728,332
State Bank of India	2,113,093	10,395,178

		25,103,124

Indonesia–0.84%
Indofood Sukses Makmur	10,381,000	5,659,565

		5,659,565

Malaysia–1.84%
IOI	4,538,400	6,228,520
UMW Holdings	1,984,000	6,228,680

		12,457,200

Mexico–1.73%
Coca-Cola Femsa	633,600	5,438,464
†Fomento Economico Mexicano ADR	71,650	6,307,349

		11,745,813

Poland–2.47%
KGHM Polska Miedz	185,086	5,642,568
PGE	1,066,449	5,638,797
Tauron Polska Energia	3,839,217	5,428,777

		16,710,142

Republic of Korea–13.09%
CJ CheilJedang	25,383	7,108,456
DGB Financial Group	461,103	4,763,317
Hyundai Motor	28,291	4,343,119
Hyundai Steel	103,212	5,941,169
Industrial Bank of Korea	540,010	6,942,481
Kia Motors	119,747	5,718,198
KT&G	88,762	6,193,699
LG	125,913	7,028,302
Lotte Shopping	21,197	5,268,781
POSCO	23,990	6,073,014
Samsung Electro-Mechanics	102,467	5,091,690
Samsung Electronics	5,287	6,387,882
Samsung Heavy Industries	222,950	4,041,611
SK Holdings	36,793	5,488,268
SK Telecom	33,599	8,258,957

		88,648,944

Russia–3.77%
@Gazprom ADR	864,980	3,982,064
LUKOIL ADR	119,597	4,731,820
@Rosneft GDR	999,492	3,484,507
Rostelecom ADR	467,995	4,232,385
Sberbank of Russia ADR	677,133	2,735,686

LVIP SSgA Funds–18

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Russia (continued)
VTB Bank GDR	2,850,719	$6,366,511

		25,532,973

South Africa–7.02%
AVI	1,270,488	8,514,341
Foschini Group	671,346	7,709,509
Imperial Holdings	372,230	5,927,812
Investec	849,033	7,117,502
Netcare	3,072,600	10,044,426
Spar Group	591,481	8,215,394

		47,528,984

Taiwan–10.72%
Asustek Computer	688,000	7,495,153
Lite-On Technology	4,496,957	5,129,278
Mega Financial Holding	8,608,000	6,630,720
Pegatron	4,557,000	10,399,985
Pou Chen	4,730,000	5,694,896
Radiant Opto-Electronics	1,652,000	5,251,563
Synnex Technology International	4,146,000	5,995,306
Taiwan Fertilizer	3,184,000	5,603,971
Uni-President Enterprises	4,063,040	6,415,399
Wistron	8,446,723	7,597,826
WPG Holdings	5,528,000	6,407,760

		72,621,857

Thailand–2.94%
Bangkok Bank NVDR	1,212,400	7,123,329
Krung Thai Bank NVDR	11,855,700	8,136,158
PTT Global Chemical NVDR	2,995,270	4,649,039

		19,908,526

Turkey–5.83%
Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	5,662,975	6,692,412

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Turkey (continued)
KOC Holding	1,613,098	$8,523,641
†Turk Hava Yollari	2,205,635	9,055,317
Turkiye Halk Bankasi	1,077,034	6,374,581
Turkiye Is Bankasi Class C	3,064,438	8,804,197

		39,450,148

Total Common Stock (Cost $653,303,175)		646,600,566

PREFERRED STOCK–1.99%
Brazil–1.99%
Bradespar 12.87%	764,900	4,115,925
Metalurgica Gerdau 2.96%	864,600	3,676,380
Telefonica Brasil 6.30%	313,364	5,524,404
Vale 10.27%	24,900	180,179

Total Preferred Stock (Cost $21,743,726)		13,496,888

RIGHT–0.01%
DGB Financial Group	90,066	94,702

Total Right (Cost $0)		94,702

MONEY MARKET FUND–2.29%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	15,470,451	15,470,451

Total Money Market Fund (Cost $15,470,451)		15,470,451

TOTAL VALUE OF SECURITIES–99.78% (Cost $690,517,352)	675,662,607
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.22%	1,458,832

NET ASSETS APPLICABLE TO 72,900,996 SHARES OUTSTANDING–100.00%	$677,121,439

NET ASSET VALUE–LVIP SSgA EMERGING MARKETS 100 FUND STANDARD CLASS ($492,712,722 / 53,048,408 Shares)	$9.288

NET ASSET VALUE–LVIP SSgA EMERGING MARKETS 100 FUND SERVICE CLASS ($184,408,717 / 19,852,588 Shares)	$9.289

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$729,880,725
Undistributed net investment income	3,789,315
Accumulated net realized loss on investments	(41,317,725)
Net unrealized depreciation of investments and derivatives	(15,230,876)

Total net assets	$677,121,439

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 12.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

LVIP SSgA Funds–19

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets (continued)

«	Includes $452,301 cash pledged as collateral for futures contracts, $42,715 cash due to custodian and $349,610 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $7,466,571, which represents 1.10% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
344 E-mini MSCI Emerging Markets Index	$16,166,221	$16,472,440	3/24/15	$306,219

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

GDR–Global Depositary Receipt

NVDR–Non-Voting Depositary Receipt

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–20

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.48%
Aerospace & Defense–4.09%
General Dynamics	111,774	$15,382,338
L-3 Communications Holdings	102,194	12,897,905
Northrop Grumman	98,737	14,552,846
Raytheon	122,825	13,285,980

		56,119,069

Auto Components–2.02%
Johnson Controls	256,526	12,400,467
†TRW Automotive Holdings	148,579	15,281,350

		27,681,817

Automobiles–0.88%
Ford Motor	777,993	12,058,892

		12,058,892

Banks–3.60%
Fifth Third Bancorp	528,889	10,776,113
JPMorgan Chase	198,909	12,447,725
PNC Financial Services Group	138,791	12,661,903
Wells Fargo	244,816	13,420,813

		49,306,554

Beverages–2.28%
Dr Pepper Snapple Group	222,651	15,959,624
Molson Coors Brewing Class B	206,008	15,351,716

		31,311,340

Capital Markets–1.05%
Goldman Sachs Group	74,052	14,353,499

		14,353,499

Chemicals–1.64%
Dow Chemical	248,522	11,335,088
Mosaic	242,789	11,083,318

		22,418,406

Commercial Services & Supplies–2.13%
Republic Services	356,460	14,347,515
Waste Management	289,426	14,853,342

		29,200,857

Communications Equipment–1.10%
Cisco Systems	543,278	15,111,278

		15,111,278

Consumer Finance–0.95%
Capital One Financial	157,881	13,033,077

		13,033,077

Containers & Packaging–1.02%
Rock-Tenn Class A	229,916	14,020,278

		14,020,278

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Distributors–1.09%
Genuine Parts	139,683	$14,886,017

		14,886,017

Diversified Financial Services–0.71%
Leucadia National	433,608	9,721,491

		9,721,491

Diversified Telecommunication Services–1.07%
CenturyLink	369,262	14,615,390

		14,615,390

Electric Utilities–4.24%
American Electric Power	240,384	14,596,116
Duke Energy	170,971	14,282,917
Entergy	182,107	15,930,720
PPL	367,443	13,349,204

		58,158,957

Electrical Equipment–0.80%
Eaton	161,589	10,981,588

		10,981,588

Electronic Equipment, Instruments & Components–0.98%
Corning	582,898	13,365,851

		13,365,851

Food & Staples Retailing–0.99%
Wal-Mart Stores	158,041	13,572,561

		13,572,561

Food Products–4.01%
Archer-Daniels-Midland	280,628	14,592,656
ConAgra Foods	392,407	14,236,526
Kraft Foods Group	217,116	13,604,489
Smucker (J.M.)	124,761	12,598,366

		55,032,037

Health Care Equipment & Supplies–2.08%
Abbott Laboratories	316,159	14,233,478
Medtronic	197,829	14,283,254

		28,516,732

Health Care Providers & Services–8.73%
Aetna	162,462	14,431,499
Anthem	121,852	15,313,141
Cardinal Health	173,962	14,043,952
Cigna	145,427	14,965,893
Humana	107,566	15,449,705
Quest Diagnostics	210,273	14,100,907
UnitedHealth Group	147,984	14,959,703
Universal Health Services Class B	147,797	16,443,894

		119,708,694

LVIP SSgA Funds–21

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure–1.06%
Carnival	321,632	$14,579,579

		14,579,579

Household Durables–2.27%
Newell Rubbermaid	405,706	15,453,342
Whirlpool	81,202	15,732,075

		31,185,417

Industrial Conglomerates–0.86%
General Electric	468,640	11,842,533

		11,842,533

Insurance–6.91%
ACE	122,935	14,122,773
American International Group	243,541	13,640,731
Cincinnati Financial	249,373	12,925,003
Everest Re Group	79,265	13,498,830
Travelers	143,086	15,145,653
Unum Group	343,679	11,987,524
XL Group	389,669	13,392,924

		94,713,438

IT Services–2.01%
Computer Sciences	199,510	12,579,105
Xerox	1,077,490	14,934,011

		27,513,116

Leisure Products–0.68%
Mattel	302,767	9,369,125

		9,369,125

Machinery–1.64%
Deere	133,701	11,828,527
Dover	148,486	10,649,416

		22,477,943

Media–4.38%
Comcast Class A	243,438	14,121,838
Interpublic Group	710,451	14,756,067
†Liberty Global Class A	292,673	14,693,648
Time	22,959	565,021
Time Warner	186,374	15,920,067

		60,056,641

Metals & Mining–1.34%
Freeport-McMoRan Copper & Gold	366,924	8,571,345
Newmont Mining	517,654	9,783,661

		18,355,006

Multiline Retail–2.06%
Kohl’s	212,581	12,975,944
Target	201,201	15,273,168

		28,249,112

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multi-Utilities–1.09%
Consolidated Edison	226,995	$14,983,940

		14,983,940

Oil, Gas & Consumable Fuels–5.96%
Apache	146,294	9,168,245
Chesapeake Energy	473,996	9,276,102
Chevron	101,588	11,396,142
ConocoPhillips	173,181	11,959,880
Hess	145,660	10,752,621
HollyFrontier	255,114	9,561,673
Marathon Oil	341,642	9,665,052
Murphy Oil	193,090	9,754,907
†Seventy Seven Energy	33,335	180,342

		81,714,964

Pharmaceuticals–1.90%
Lilly (Eli)	206,833	14,269,409
Pfizer	377,842	11,769,778

		26,039,187

Real Estate Investment Trusts–1.77%
American Capital Agency	566,699	12,371,039
Annaly Capital Management	1,100,826	11,899,929

		24,270,968

Road & Rail–2.11%
CSX	420,226	15,224,788
Norfolk Southern	125,323	13,736,654

		28,961,442

Semiconductors & Semiconductor Equipment–4.22%
Broadcom Class A	385,279	16,694,139
Intel	469,775	17,048,135
KLA-Tencor	176,107	12,383,844
Maxim Integrated Products	366,536	11,681,502

		57,807,620

Software–3.88%
Activision Blizzard	590,788	11,904,378
CA	391,975	11,935,639
Microsoft	297,053	13,798,112
Symantec	607,347	15,581,487

		53,219,616

Specialty Retail–2.73%
Best Buy	459,283	17,902,851
Staples	1,073,782	19,456,930

		37,359,781

Technology Hardware, Storage & Peripherals–2.37%
Apple	158,180	17,459,908
Hewlett-Packard	376,231	15,098,150

		32,558,058

LVIP SSgA Funds–22

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.67%
Coach	244,621	$9,187,965

		9,187,965

Thrifts & Mortgage Finance–0.88%
New York Community Bancorp	755,109	12,081,744

		12,081,744

Tobacco–2.23%
Altria Group	324,036	15,965,254
Reynolds American	227,911	14,647,840

		30,613,094

Total Common Stock (Cost $1,068,190,389)		1,350,314,674

MONEY MARKET FUND–1.16%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	15,958,812	15,958,812

Total Money Market Fund (Cost $15,958,812)		15,958,812

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–0.15%
U.S. Treasury Obligations–0.15%
U.S. Treasury Bills
^¥ 0.00% 1/29/15	1,760,000	$1,759,974
^¥ 0.00% 3/12/15	300,000	299,989

Total Short-Term Investments (Cost $2,060,000)		2,059,963

TOTAL VALUE OF SECURITIES–99.79% (Cost $1,086,209,201)	1,368,333,449
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.21%	2,837,019

NET ASSETS APPLICABLE TO 85,956,802 SHARES OUTSTANDING–100.00%	$1,371,170,468

NET ASSET VALUE–LVIP SSgA LARGE CAP 100 FUND STANDARD CLASS ($1,031,276,366 / 64,639,474 Shares)	$15.954

NET ASSET VALUE–LVIP SSgA LARGE CAP 100 FUND SERVICE CLASS ($339,894,102 / 21,317,328 Shares)	$15.944

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$998,950,724
Accumulated net realized gain on investments	89,879,853
Net unrealized appreciation of investments and derivatives	282,339,891

Total net assets	$1,371,170,468

†	Non-income producing for the period.

«	Includes $25,009 cash due to custodian, $448,923 cash due to broker and $133,123 payable for fund shares redeemed as of December 31, 2014.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

LVIP SSgA Funds–23

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
192 E-mini S&P 500 Index	$19,487,397	$19,703,040	3/24/15	$215,643

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Notes 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–24

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.52%
Aerospace & Defense–1.34%
AAR	44,210	$1,228,154
Exelis	60,509	1,060,723
National Presto Industries	14,253	827,244

		3,116,121

Air Freight & Logistics–0.69%
†Atlas Air Worldwide Holdings	32,472	1,600,870

		1,600,870

Airlines–0.51%
SkyWest	90,051	1,195,877

		1,195,877

Auto Components–1.18%
Cooper Tire & Rubber	47,139	1,633,366
Superior Industries International	56,250	1,113,187

		2,746,553

Banks–1.01%
First Niagara Financial Group	118,071	995,338
Susquehanna Bancshares	101,000	1,356,430

		2,351,768

Capital Markets–6.27%
Apollo Investment	138,199	1,025,437
Arlington Asset Investment Class A	43,383	1,154,422
Fidus Investment	57,776	857,974
Gladstone Capital	110,703	915,514
Gladstone Investment	135,012	945,084
Golub Capital	64,366	1,154,082
MCG Capital	258,162	988,760
Medallion Financial	84,505	845,895
Medley Capital	82,013	757,800
New Mountain Finance	78,974	1,179,872
Prospect Capital	103,334	853,539
Solar Capital	51,214	922,364
Solar Senior Capital	67,409	1,009,113
TCP Capital	69,395	1,164,448
TICC Capital	114,116	859,293

		14,633,597

Chemicals–0.86%
Axiall	25,546	1,084,939
Olin	40,434	920,682

		2,005,621

Commercial Services & Supplies–3.50%
ABM Industries	40,085	1,148,435
ADT	38,266	1,386,377
Brady Class A	42,478	1,161,348
Ennis	67,383	907,649
McGrath RentCorp	32,864	1,178,503
Quad Graphics	48,976	1,124,489
United Stationers	27,964	1,178,962

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†Vectrus	3,256	$89,214

		8,174,977

Communications Equipment–3.23%
Black Box	47,213	1,128,391
Comtech Telecommunications	36,010	1,135,035
InterDigital	34,603	1,830,499
†NETGEAR	34,060	1,211,855
Plantronics	25,836	1,369,825
Tessco Technologies	29,851	865,679

		7,541,284

Construction & Engineering–0.30%
KBR	41,811	708,696

		708,696

Containers & Packaging–1.52%
Bemis	29,245	1,322,166
Greif Class A	21,262	1,004,204
Sonoco Products	28,006	1,223,862

		3,550,232

Diversified Telecommunication Services–1.21%
Frontier Communications	201,286	1,342,578
†Iridium Communications	152,550	1,487,363

		2,829,941

Electric Utilities–1.79%
Empire District Electric	47,185	1,403,282
Pinnacle West Capital	20,962	1,431,914
Westar Energy	32,607	1,344,713

		4,179,909

Electrical Equipment–1.57%
Global Power Equipment Group	56,154	775,487
Powell Industries	17,215	844,740
Preformed Line Products	16,278	889,267
Regal-Beloit	15,397	1,157,854

		3,667,348

Electronic Equipment, Instruments & Components–3.90%
Avnet	24,023	1,033,469
AVX	87,129	1,219,806
†Fabrinet	53,767	953,827
Jabil Circuit	63,701	1,390,593
Park Electrochemical	37,413	932,706
Synnex	18,930	1,479,569
†TTM Technologies	132,099	994,705
Vishay Intertechnology	77,525	1,096,979

		9,101,654

Energy Equipment & Services–1.53%
Bristow Group	15,250	1,003,297
Diamond Offshore Drilling	22,918	841,320

LVIP SSgA Funds–25

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Hercules Offshore	243,184	$243,184
Superior Energy Services	36,328	732,009
Tidewater	23,003	745,527

		3,565,337

Food & Staples Retailing–2.14%
Ingles Markets Class A	48,195	1,787,553
†Roundy’s	162,214	785,116
SpartanNash	49,466	1,293,041
Weis Markets	23,343	1,116,262

		4,981,972

Food Products–1.21%
Fresh Del Monte Produce	41,261	1,384,307
Ingredion	16,853	1,429,808

		2,814,115

Health Care Equipment & Supplies–5.20%
Analogic	14,012	1,185,555
CONMED	26,394	1,186,674
Cooper	8,367	1,356,207
CryoLife	115,374	1,307,187
DENTSPLY International	24,879	1,325,304
Hill-Rom Holdings	29,810	1,359,932
ResMed	25,713	1,441,471
STERIS	23,961	1,553,871
†Symmetry Surgical	27,744	216,122
Teleflex	10,450	1,199,869

		12,132,192

Health Care Providers & Services–7.97%
Chemed	12,819	1,354,584
Ensign Group	25,625	1,137,494
†IPC The Hospitalist	22,770	1,044,915
Kindred Healthcare	47,648	866,241
†LHC Group	52,036	1,622,482
†Magellan Health Services	19,321	1,159,840
†Molina Healthcare	30,468	1,630,952
Omnicare	19,212	1,401,131
Owens & Minor	32,832	1,152,731
Patterson	27,466	1,321,115
†Providence Service	40,530	1,476,913
Select Medical Holdings	92,238	1,328,227
†Triple-S Management Class B	70,947	1,696,343
U.S. Physical Therapy	33,200	1,393,072

		18,586,040

Hotels, Restaurants & Leisure–1.15%
International Game Technology	81,556	1,406,841
Marcus	68,728	1,272,155

		2,678,996

Household Durables–3.10%
CSS Industries	42,498	1,174,645

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
D.R.Horton	53,027	$1,341,053
MDC Holdings	40,770	1,079,182
NACCO Industries Class A	21,143	1,255,048
PulteGroup	59,847	1,284,317
Ryland Group	28,755	1,108,793

		7,243,038

Insurance–3.39%
Endurance Specialty Holdings	21,340	1,276,986
Horace Mann Educators	39,601	1,313,961
Meadowbrook Insurance Group	196,965	1,666,324
Old Republic International	70,310	1,028,635
Safety Insurance Group	21,261	1,360,917
Validus Holdings	30,437	1,264,962

		7,911,785

Internet & Catalog Retail–0.53%
PetMed Express	85,646	1,230,733

		1,230,733

Internet Software & Services–1.65%
EarthLink Holdings	317,627	1,394,382
@j2 Global	22,966	1,423,892
†QuinStreet	168,076	1,020,221

		3,838,495

IT Services–3.31%
Computer Task Group	65,737	626,474
Convergys	52,462	1,068,651
CSG Systems International	44,212	1,108,395
DST Systems	12,076	1,136,955
†Global Cash Access Holdings	167,304	1,196,224
Leidos Holdings	32,445	1,412,006
ManTech International Class A	39,077	1,181,298

		7,730,003

Life Sciences Tools & Services–0.48%
PerkinElmer	25,472	1,113,891

		1,113,891

Machinery–2.70%
AGCO	20,248	915,210
Briggs & Stratton	50,207	1,025,227
Joy Global	19,256	895,789
Kadant	31,478	1,343,796
Kennametal	25,209	902,230
Miller Industries	58,792	1,222,286

		6,304,538

Media–3.14%
Cinemark Holdings	39,487	1,404,947
Gannett	41,590	1,327,969
Harte-Hanks	126,220	976,943
Meredith	24,764	1,345,180

LVIP SSgA Funds–26

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
Scholastic	33,269	$1,211,657
Spok Holdings	61,469	1,067,102

		7,333,798

Metals & Mining–2.00%
Cliffs Natural Resources	56,637	404,388
Kaiser Aluminum	16,107	1,150,523
Reliance Steel & Aluminum	15,821	969,353
Schnitzer Steel Industries	38,654	872,034
Steel Dynamics	64,476	1,272,756

		4,669,054

Multiline Retail–0.67%
Dillard’s Class A	12,433	1,556,363

		1,556,363

Multi-Utilities–1.22%
Integrys Energy Group	19,243	1,498,068
SCANA	22,360	1,350,544

		2,848,612

Oil, Gas & Consumable Fuels–2.52%
CVR Energy	27,142	1,050,667
Delek U.S. Holdings	39,507	1,077,751
Denbury Resources	68,032	553,100
Energy XXI Bermuda	47,313	154,240
†Halcon Resources	257,788	458,863
†Renewable Energy Group	93,143	904,418
Tesoro	22,609	1,680,979

		5,880,018

Paper & Forest Products–0.48%
Schweitzer-Mauduit International	26,252	1,110,460

		1,110,460

Pharmaceuticals–0.63%
†Prestige Brands Holdings	42,100	1,461,712

		1,461,712

Professional Services–0.85%
CDI	66,956	1,185,791
Kelly Services Class A	47,002	799,974

		1,985,765

Real Estate Investment Trusts–9.52%
Anworth Mortgage Asset	231,428	1,214,997
Apollo Commercial Real Estate Finance	69,061	1,129,838
Ares Commercial Real Estate	83,266	955,894
ARMOUR Residential REIT	278,897	1,026,341
Capstead Mortgage	90,699	1,113,784
CareTrust REIT	34,478	425,119
Chimera Investment	375,181	1,193,076
Colony Financial	52,319	1,246,239

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Dynex Capital	128,399	$1,059,292
Invesco Mortgage Capital	69,750	1,078,335
JAVELIN Mortgage Investment	85,686	888,564
MFA Financial	148,168	1,183,862
New Residential Investment	88,791	1,133,861
New York Mortgage Trust	147,590	1,137,919
PennyMac Mortgage Investment Trust	48,213	1,016,812
Redwood Trust	56,668	1,116,360
Resource Capital	206,961	1,043,083
Select Income REIT	36,850	899,509
Starwood Property Trust	48,710	1,132,020
Two Harbors Investment	112,034	1,122,581
Western Asset Mortgage Capital	73,693	1,083,287

		22,200,773

Semiconductors & Semiconductor Equipment–2.66%
Brooks Automation	105,040	1,339,260
†First Solar	15,962	711,825
Marvell Technology Group	73,250	1,062,125
MKS Instruments	38,375	1,404,525
†OmniVision Technologies	64,662	1,681,212

		6,198,947

Software–1.61%
†Covisint	14,593	38,671
Ebix	67,532	1,147,369
Epiq Systems	84,085	1,436,172
Mentor Graphics	52,127	1,142,624

		3,764,836

Specialty Retail–6.23%
American Eagle Outfitters	93,876	1,302,999
Big 5 Sporting Goods	69,502	1,016,814
Cato Class A	42,350	1,786,323
Chico’s FAS	71,722	1,162,614
†Citi Trends	70,344	1,776,186
Destination Maternity	40,733	649,691
GameStop Class A	27,922	943,764
Group 1 Automotive	17,433	1,562,345
Guess.	40,410	851,843
Rent-A-Center	43,096	1,565,247
†Sears Hometown and Outlet Stores	47,199	620,667
Shoe Carnival	49,950	1,283,215

		14,521,708

Technology Hardware, Storage & Peripherals–0.43%
Lexmark International Class A	24,156	996,918

		996,918

Thrifts & Mortgage Finance–0.45%
Home Loan Servicing Solutions	53,415	1,042,661

		1,042,661

LVIP SSgA Funds–27

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco–0.38%
Universal	20,012	$880,128

		880,128

Trading Companies & Distributors–1.49%
Aircastle	59,289	1,267,006
†CAI International	45,273	1,050,334
TAL International Group	26,797	1,167,545

		3,484,885

Total Common Stock (Cost $211,309,540)		227,472,221

MONEY MARKET FUND–1.99%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	4,634,725	4,634,725

Total Money Market Fund (Cost $4,634,725)		4,634,725

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–0.14%
U.S. Treasury Obligations–0.14%
U.S. Treasury Bills
^¥ 0.00% 2/12/15	50,000	$49,999
^¥ 0.00% 2/26/15	30,000	29,999
^¥ 0.00% 3/12/15	250,000	249,991

Total Short Term Investments (Cost $330,000)		329,989

TOTAL VALUE OF SECURITIES–99.65% (Cost $216,274,265)	232,436,935
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	816,258

NET ASSETS APPLICABLE TO 15,649,927 SHARES OUTSTANDING–100.00%	$233,253,193

NET ASSET VALUE–LVIP SSgA SMALL-MID CAP 200 FUND STANDARD CLASS ($117,200,483 / 7,861,423 Shares)	$14.908

NET ASSET VALUE–LVIP SSgA SMALL-MID CAP 200 FUND SERVICE CLASS ($116,052,710 / 7,788,504 Shares)	$14.901

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$194,642,900
Distributions in excess of net investment income	(1,348)
Accumulated net realized gain on investments	22,308,501
Net unrealized appreciation of investments and derivatives	16,303,140

Total net assets	$233,253,193

†	Non-income producing for the period.

«	Includes $201,910 cash due to broker and $77,727 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $1,423,892, which represents 0.61% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

^	Zero coupon security. The rate shown is the yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

LVIP SSgA Funds–28

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
19 E-mini Russell 2000 Index	$2,210,739	$2,281,330	3/24/15	$70,591
23 E-mini S&P MidCap 400 Index	3,261,901	3,331,780	3/24/15	69,879

	$5,472,640			$140,470

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Notes 7 in “Notes to financial statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–29

LVIP SSgA Funds

Statements of Operations

Year Ended December 31, 2014

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends	$31,726,160	$29,164,371	$34,067,961	$7,043,730
Interest	—	49,643	295	55
Foreign tax withheld	(2,382,917)	(2,934,326)	—	—

	29,343,243	26,279,688	34,068,256	7,043,785

EXPENSES:
Management fees	3,960,344	4,112,743	4,669,875	991,530
Distribution expenses-Service Class	389,115	470,659	813,664	284,322
Accounting and administration expenses	205,714	169,702	300,390	52,583
Custodian fees	100,814	408,099	14,491	4,491
Professional fees	43,678	55,925	43,497	24,490
Pricing fees	19,638	13,715	839	1,100
Trustees’ fees and expenses	17,209	14,405	24,971	4,607
Reports and statements to shareholders	16,454	60,346	23,145	51,984
Consulting fees	2,415	2,227	2,805	1,888
Other	9,300	7,829	19,902	4,245

	4,764,681	5,315,650	5,913,579	1,421,240
Less management fees waived	(1,133,639)	(1,712,753)	(805,165)	(239,750)

Total operating expenses	3,631,042	3,602,897	5,108,414	1,181,490

NET INVESTMENT INCOME	25,712,201	22,676,791	28,959,842	5,862,295

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	89,422,551	(8,163,097)	112,765,641	28,515,113
Foreign currencies	(44,231)	(619,345)	35	3
Foreign currency exchange contracts	(654,434)	(575,898)	—	—
Futures contracts	(642,996)	2,154,921	3,950,592	338,449

Net realized gain (loss)	88,080,890	(7,203,419)	116,716,268	28,853,565

Net change in unrealized appreciation (depreciation) of:
Investments**	(108,430,297)	(21,796,620)	52,413,904	(25,543,799)
Foreign currencies	(202,206)	254,628	—	—
Foreign currency exchange contracts	—	1,091	—	—
Futures contracts	(904,885)	(130,462)	(679,423)	118,715

Net change in unrealized appreciation (depreciation)	(109,537,388)	(21,671,363)	51,734,481	(25,425,084)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(21,456,498)	(28,874,782)	168,450,749	3,428,481

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,255,703	$(6,197,991)	$197,410,591	$9,290,776

* For LVIP Emerging Markets 100 Fund, amount includes $466,063 capital gains taxes paid.

** For LVIP Emerging Markets 100 Fund, amount includes $678,186 capital gains taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–30

LVIP SSgA Funds

Statements of Changes in Net Assets

	LVIP SSgA Developed International 150 Fund		LVIP SSgA Emerging Markets 100 Fund		LVIP SSgA Large Cap 100 Fund		LVIP SSgA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$25,712,201	$22,529,720	$22,676,791	$13,894,945	$28,959,842	$22,153,541	$5,862,295	$5,102,455
Net realized gain (loss)	88,080,890	1,227,511	(7,203,419)	(13,114,090)	116,716,268	49,534,959	28,853,565	14,945,908
Net change in unrealized appreciation (depreciation)	(109,537,388)	102,474,945	(21,671,363)	(7,718,572)	51,734,481	206,447,079	(25,425,084)	35,788,695

Net increase (decrease) in net assets resulting from operations	4,255,703	126,232,176	(6,197,991)	(6,937,717)	197,410,591	278,135,579	9,290,776	55,837,058

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(24,618,715)	(16,011,449)	(14,892,830)	(10,700,688)	(24,347,725)	(16,468,037)	(3,816,984)	(2,391,060)
Service Class	(4,632,800)	(3,550,299)	(5,156,570)	(3,720,721)	(7,249,733)	(6,088,799)	(3,561,301)	(2,556,885)
Net realized gain:
Standard Class	(14,650,406)	—	—	—	(32,636,433)	(39,899,165)	(4,306,904)	(6,747,501)
Service Class	(2,992,948)	—	—	—	(10,802,421)	(17,328,345)	(4,484,039)	(8,039,643)

	(46,894,869)	(19,561,748)	(20,049,400)	(14,421,409)	(75,036,312)	(79,784,346)	(16,169,228)	(19,735,089)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	185,309,208	284,133,011	268,066,020	241,058,014	202,997,403	325,553,390	25,646,790	31,404,762
Service Class	23,044,138	13,382,524	29,830,447	45,615,669	39,098,981	28,323,301	14,076,770	16,130,613
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	39,269,121	16,011,449	14,892,830	10,700,688	56,984,158	56,367,202	8,123,888	9,138,561
Service Class	7,625,748	3,550,299	5,156,570	3,720,721	18,052,154	23,417,144	8,045,340	10,596,528

	255,248,215	317,077,283	317,945,867	301,095,092	317,132,696	433,661,037	55,892,788	67,270,464

Cost of shares redeemed:
Standard Class	(83,522,364)	(157,439,385)	(253,608,915)	(40,478,722)	(133,288,968)	(123,009,564)	(14,118,107)	(19,195,594)
Service Class	(27,503,541)	(32,609,769)	(31,536,451)	(39,270,081)	(78,793,699)	(83,480,000)	(18,542,531)	(29,415,774)

	(111,025,905)	(190,049,154)	(285,145,366)	(79,748,803)	(212,082,667)	(206,489,564)	(32,660,638)	(48,611,368)

Increase in net assets derived from capital share transactions	144,222,310	127,028,129	32,800,501	221,346,289	105,050,029	227,171,473	23,232,150	18,659,096

NET INCREASE IN NET
ASSETS	101,583,144	233,698,557	6,553,110	199,987,163	227,424,308	425,522,706	16,353,698	54,761,065
NET ASSETS:
Beginning of year	798,657,008	564,958,451	670,568,329	470,581,166	1,143,746,160	718,223,454	216,899,495	162,138,430

End of year	$900,240,152	$798,657,008	$677,121,439	$670,568,329	$1,371,170,468	$1,143,746,160	$233,253,193	$216,899,495

Undistributed (distribution in excess of) net investment income	$(431,845)	$970,186	$3,789,315	$493,589	$—	$97,296	$(1,348)	$261,933

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds—31

LVIP SSgA Developed International 150 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed International 150 Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$9.491	$8.097	$7.314	$8.551	$8.067

Income (loss) from investment operations:
Net investment income[1]	0.302	0.294	0.275	0.316	0.220
Net realized and unrealized gain (loss)	(0.209)	1.344	0.714	(1.349)	0.363

Total from investment operations	0.093	1.638	0.989	(1.033)	0.583

Less dividends and distributions from:
Net investment income	(0.318)	(0.244)	(0.206)	(0.204)	(0.099)
Net realized gain	(0.189)	—	—	—	—

Total dividends and distributions	(0.507)	(0.244)	(0.206)	(0.204)	(0.099)

Net asset value, end of period	$9.077	$9.491	$8.097	$7.314	$8.551

Total return[2]	0.91%	20.31%	13.64%	(12.13% )	7.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$748,475	$643,792	$418,262	$174,904	$99,086
Ratio of expenses to average net assets	0.38%	0.41%	0.44%	0.47%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.51%	0.83%	0.85%	0.87%	0.93%
Ratio of net investment income to average net assets	3.04%	3.37%	3.66%	3.83%	2.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.91%	2.95%	3.25%	3.43%	2.26%
Portfolio turnover	53%	58%	53%	60%	47%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–32

LVIP SSgA Developed International 150 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed International 150 Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$9.494	$8.101	$7.319	$8.554	$8.070

Income (loss) from investment operations:
Net investment income[1]	0.277	0.271	0.255	0.299	0.193
Net realized and unrealized gain (loss)	(0.209)	1.344	0.714	(1.351)	0.370

Total from investment operations	0.068	1.615	0.969	(1.052)	0.563

Less dividends and distributions from:
Net investment income	(0.293)	(0.222)	(0.187)	(0.183)	(0.079)
Net realized gain	(0.189)	—	—	—	—

Total dividends and distributions	(0.482)	(0.222)	(0.187)	(0.183)	(0.079)

Net asset value, end of period	$9.080	$9.494	$8.101	$7.319	$8.554

Total return[2]	0.65%	20.01%	13.37%	(12.35% )	7.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$151,765	$154,865	$146,696	$141,980	$151,769
Ratio of expenses to average net assets	0.63%	0.66%	0.69%	0.72%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	1.08%	1.10%	1.12%	1.18%
Ratio of net investment income to average net assets	2.79%	3.12%	3.41%	3.58%	2.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.66%	2.70%	3.00%	3.18%	2.01%
Portfolio turnover	53%	58%	53%	60%	47%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–33

LVIP SSgA Emerging Markets 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging Markets 100 Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$9.917	$10.447	$10.564	$13.963	$11.042

Income (loss) from investment operations:
Net investment income[1]	0.322	0.253	0.327	0.397	0.252
Net realized and unrealized gain (loss)	(0.658)	(0.553)	0.899	(2.406)	2.809

Total from investment operations	(0.336)	(0.300)	1.226	(2.009)	3.061

Less dividends and distributions from:
Net investment income	(0.293)	(0.230)	(0.273)	(0.323)	(0.140)
Net realized gain	—	—	(1.070)	(1.067)	—

Total dividends and distributions	(0.293)	(0.230)	(1.343)	(1.390)	(0.140)

Net asset value, end of period	$9.288	$9.917	$10.447	$10.564	$13.963

Total return[2]	(3.37% )	(2.83% )	12.66%	(14.93% )	27.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$492,713	$478,730	$280,612	$124,765	$78,907
Ratio of expenses to average net assets	0.44%	0.49%	0.51%	0.52%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.69%	1.24%	1.25%	1.26%	1.30%
Ratio of net investment income to average net assets	3.28%	2.58%	3.05%	3.10%	2.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.03%	1.83%	2.31%	2.36%	1.37%
Portfolio turnover	84%	39%	61%	58%	58%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–34

LVIP SSgA Emerging Markets 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging Markets 100 Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$9.917	$10.448	$10.564	$13.961	$11.044

Income (loss) from investment operations:
Net investment income[1]	0.297	0.229	0.303	0.370	0.219
Net realized and unrealized gain (loss)	(0.657)	(0.554)	0.897	(2.410)	2.808

Total from investment operations	(0.360)	(0.325)	1.200	(2.040)	3.027

Less dividends and distributions from:
Net investment income	(0.268)	(0.206)	(0.246)	(0.290)	(0.110)
Net realized gain	—	—	(1.070)	(1.067)	—

Total dividends and distributions	(0.268)	(0.206)	(1.316)	(1.357)	(0.110)

Net asset value, end of period	$9.289	$9.917	$10.448	$10.564	$13.961

Total return[2]	(3.61% )	(3.08% )	12.39%	(15.15% )	27.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$184,408	$191,838	$189,969	$165,869	$179,013
Ratio of expenses to average net assets	0.69%	0.74%	0.76%	0.77%	0.83%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.94%	1.49%	1.50%	1.51%	1.55%
Ratio of net investment income to average net assets	3.03%	2.33%	2.80%	2.85%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.78%	1.58%	2.06%	2.11%	1.12%
Portfolio turnover	84%	39%	61%	58%	58%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–35

LVIP SSgA Large Cap 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap 100 Fund Standard Class
	Year End
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$14.468	$11.492	$10.408	$10.340	$8.774

Income (loss) from investment operations:
Net investment income[1]	0.365	0.332	0.313	0.252	0.256
Net realized and unrealized gain (loss)	2.044	3.736	0.954	(0.012)	1.425

Total from investment operations	2.409	4.068	1.267	0.240	1.681

Less dividends and distributions from:
Net investment income	(0.393)	(0.310)	(0.183)	(0.172)	(0.115)
Net realized gain	(0.530)	(0.782)	—	—	—

Total dividends and distributions	(0.923)	(1.092)	(0.183)	(0.172)	(0.115)

Net asset value, end of period	$15.954	$14.468	$11.492	$10.408	$10.340

Total return[2]	16.73%	35.85%	12.22%	2.32%	19.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,031,276	$813,764	$428,018	$232,306	$145,208
Ratio of expenses to average net assets	0.34%	0.36%	0.38%	0.39%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.57%	0.58%	0.59%	0.59%
Ratio of net investment income to average net assets	2.37%	2.43%	2.80%	2.39%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.30%	2.22%	2.60%	2.19%	2.45%
Portfolio turnover	44%	44%	43%	45%	133%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–36

LVIP SSgA Large Cap 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap 100 Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$14.463	$11.492	$10.408	$10.340	$8.775

Income (loss) from investment operations:
Net investment income[1]	0.325	0.294	0.284	0.227	0.225
Net realized and unrealized gain (loss)	2.041	3.735	0.956	(0.013)	1.431

Total from investment operations	2.366	4.029	1.240	0.214	1.656

Less dividends and distributions from:
Net investment income	(0.355)	(0.276)	(0.156)	(0.146)	(0.091)
Net realized gain	(0.530)	(0.782)	—	—	—

Total dividends and distributions	(0.885)	(1.058)	(0.156)	(0.146)	(0.091)

Net asset value, end of period	$15.944	$14.463	$11.492	$10.408	$10.340

Total return[2]	16.44%	35.50%	11.95%	2.07%	18.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$339,894	$329,982	$290,205	$292,682	$306,257
Ratio of expenses to average net assets	0.59%	0.61%	0.63%	0.64%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.82%	0.83%	0.84%	0.84%
Ratio of net investment income to average net assets	2.12%	2.18%	2.55%	2.14%	2.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.05%	1.97%	2.35%	1.94%	2.20%
Portfolio turnover	44%	44%	43%	45%	133%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–37

LVIP SSgA Small-Mid Cap 200 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$15.394	$12.629	$12.366	$12.858	$10.226

Income (loss) from investment operations:
Net investment income[1]	0.432	0.412	0.500	0.343	0.363
Net realized and unrealized gain (loss)	0.204	3.884	1.166	(0.627)	2.470

Total from investment operations	0.636	4.296	1.666	(0.284)	2.833

Less dividends and distributions from:
Net investment income	(0.516)	(0.398)	(0.319)	(0.208)	(0.201)
Net realized gain	(0.606)	(1.133)	(1.084)	—	—

Total dividends and distributions	(1.122)	(1.531)	(1.403)	(0.208)	(0.201)

Net asset value, end of period	$14.908	$15.394	$12.629	$12.366	$12.858

Total return[2]	4.30%	34.49%	13.83%	(2.21% )	27.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$117,200	$100,958	$64,409	$37,326	$8,415
Ratio of expenses to average net assets	0.41%	0.42%	0.45%	0.48%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.52%	0.76%	0.77%	0.79%	0.81%
Ratio of net investment income to average net assets	2.83%	2.80%	3.92%	2.76%	3.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.72%	2.46%	3.60%	2.45%	2.86%
Portfolio turnover	56%	55%	64%	55%	76%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–38

LVIP SSgA Small-Mid Cap 200 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Mid Cap 200 Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$15.388	$12.628	$12.366	$12.858	$10.228

Income (loss) from investment operations:
Net investment income[1]	0.393	0.373	0.469	0.316	0.330
Net realized and unrealized gain (loss)	0.203	3.881	1.164	(0.631)	2.472

Total from investment operations	0.596	4.254	1.633	(0.315)	2.802

Less dividends and distributions from:
Net investment income	(0.477)	(0.361)	(0.287)	(0.177)	(0.172)
Net realized gain	(0.606)	(1.133)	(1.084)	—	—

Total dividends and distributions	(1.083)	(1.494)	(1.371)	(0.177)	(0.172)

Net asset value, end of period	$14.901	$15.388	$12.628	$12.366	$12.858

Total return[2]	4.04%	34.16%	13.55%	(2.45% )	27.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$116,053	$115,941	$97,729	$93,454	$98,695
Ratio of expenses to average net assets	0.66%	0.67%	0.70%	0.73%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	1.01%	1.02%	1.04%	1.06%
Ratio of net investment income to average net assets	2.58%	2.55%	3.67%	2.51%	2.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.47%	2.21%	3.35%	2.20%	2.61%
Portfolio turnover	56%	55%	64%	55%	76%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–39

LVIP SSgA Funds

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (each, a Fund, and collectively, the Funds). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940 and offer Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold each Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The investment objective of each Fund is to seek to maximize long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. U.S. government securities are valued at the mean between the bid and ask prices. Short-term debt securities utilize matrix systems, which reflects such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP SSgA Funds–40

LVIP SSgA Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–Each Fund is an investment company in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. For the year ended December 31, 2014, the brokerage commissions for the Funds are as follows:

LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
$85	$1,384	$530	$195

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, including monitoring of the Funds’ investment sub-adviser, and providing certain administrative services to each Fund.

Effective May 1, 2014, for its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
On the first $100 million	0.40%	0.40%	0.40%	0.40%
In excess of $100 million	0.32%	0.33%	0.30%	0.30%

Prior to May 1, 2014, for its services, LIAC received a management fee at an annual rate of each Fund’s average daily net assets as follows:

LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
0.75%	1.09%	0.52%	0.69%

LVIP SSgA Funds–41

LVIP SSgA Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LIAC contractually agreed to waive a portion of its advisory fee through April 30, 2014, at an annual rate based on each Fund’s average daily net assets as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
On the first $100 million	0.35%	0.69%	0.12%	0.29%
In excess of $100 million	0.43%	0.76%	0.22%	0.39%

SSgA Funds Management, Inc. (Sub-Adviser) is responsible for the day-to-day management of each Fund’s investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Adviser an annual fee based on each Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Administration fees	$34,487	$28,757	$50,161	$8,810
Legal fees	9,532	7,902	13,866	2,429

Pursuant to a distribution and service plan, the Funds are authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Funds had liabilities payable to affiliates as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$249,048	$190,232	$354,976	$66,724
Distribution fees payable to LFD	$32,314	$38,594	$71,297	$24,321

Certain officers and trustees of the Funds are also officers or directors of the Companies and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Purchases	$552,944,414	$611,012,386	$611,142,742	$130,832,462
Sales	447,303,841	578,528,096	537,117,694	119,165,927

LVIP SSgA Funds–42

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Funds were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Cost of investments	$899,832,346	$696,436,737	$1,088,872,252	$216,675,544

Aggregate unrealized appreciation	$119,985,424	$74,507,515	$320,537,279	$32,848,944
Aggregate unrealized depreciation	(123,432,816)	(95,281,645)	(41,076,082)	(17,087,553)

Net unrealized appreciation (depreciation)	$(3,447,392)	$(20,774,130)	$279,461,197	$15,761,391

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment, in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSgA Funds–43

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2014:

LVIP SSgA Developed International 150 Fund

	Level 1	Level 2	Total
Common Stock
Australia	$—	$29,444,017	$29,444,017
Austria	—	9,170,614	9,170,614
Belgium	—	12,089,686	12,089,686
Canada	18,153,640	—	18,153,640
Denmark	—	10,221,285	10,221,285
Finland	—	26,375,314	26,375,314
France	—	70,093,991	70,093,991
Germany	—	55,324,957	55,324,957
Hong Kong	7,870,485	69,033,672	76,904,157
Israel	—	6,874,699	6,874,699
Japan	—	283,602,452	283,602,452
Netherlands	—	22,411,255	22,411,255
Norway	—	15,001,494	15,001,494
Portugal	—	5,159,178	5,159,178
Singapore	—	20,851,566	20,851,566
Spain	—	23,166,143	23,166,143
Sweden	—	23,063,125	23,063,125
Switzerland	5,335,197	18,145,611	23,480,808
United Kingdom	—	140,774,139	140,774,139
Money Market Fund	24,085,116	—	24,085,116
Right	137,318	—	137,318

Total	$55,581,756	$840,803,198	$896,384,954

Futures Contracts	$(176,404)	$—	$(176,404)

There were no Level 3 investments at the beginning or end of the period.

As a result of utilizing international fair value pricing at December 31, 2014, a majority of the portfolio was categorized as Level 2.

LVIP SSgA Emerging Markets 100 Fund

	Level 1	Level 2	Total
Common Stock
Brazil	$35,371,565	$—	$35,371,565
Czech Republic	—	5,970,865	5,970,865
Hong Kong	6,412,270	228,327,026	234,739,296
Hungary	—	5,151,564	5,151,564
India	—	25,103,124	25,103,124
Indonesia	—	5,659,565	5,659,565
Malaysia	—	12,457,200	12,457,200
Mexico	11,745,813	—	11,745,813
Poland	—	16,710,142	16,710,142
Republic of Korea	—	88,648,944	88,648,944
Russia	3,484,507	22,048,466	25,532,973
South Africa	—	47,528,984	47,528,984
Taiwan	—	72,621,857	72,621,857
Thailand	—	19,908,526	19,908,526
Turkey	—	39,450,148	39,450,148
Money Market Fund	15,470,451	—	15,470,451
Preferred Stock	13,496,888	—	13,496,888
Right	—	94,702	94,702

Total	$85,981,494	$589,681,113	$675,662,607

Futures Contracts	$306,219	$—	$306,219

LVIP SSgA Funds–44

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

There were no Level 3 investments at the end of the period.

As a result of utilizing international fair value pricing at December 31, 2014, a majority of the portfolio was categorized as Level 2.

LVIP SSgA Large Cap 100 Fund

	Level 1	Level 2	Total
Common Stock	$1,350,314,674	$—	$1,350,314,674
Money Market Fund	15,958,812	—	15,958,812
Short-Term Investments	—	2,059,963	2,059,963

Total	$1,366,273,486	$2,059,963	$1,368,333,449

Futures Contracts	$215,643	$—	$215,643

There were no Level 3 investments at the beginning or end of the period.

LVIP SSgA Small-Mid Cap 200 Fund

	Level 1	Level 2	Total
Common Stock	$227,472,221	$—	$227,472,221
Money Market Fund	4,634,725	—	4,634,725
Short-Term Investments	—	329,989	329,989

Total	$232,106,946	$329,989	$232,436,935

Futures Contracts	$140,470	$—	$140,470

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the LVIP SSgA Emerging Markets 100 Fund and the LVIP SSgA Developed International 150 Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Year Ended December 31, 2014:
Ordinary income	$46,894,869	$20,049,400	$51,735,246	$11,160,942
Long-term capital gains	—	—	23,301,066	5,008,286

Total	$46,894,869	$20,049,400	$75,036,312	$16,169,228

Year Ended December 31, 2013:
Ordinary income	$19,561,748	$14,421,409	$51,535,151	$14,632,878
Long-term capital gains	—	—	28,249,195	5,102,211

Total	$19,561,748	$14,421,409	$79,784,346	$19,735,089

LVIP SSgA Funds–45

LVIP SSgA Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Shares of beneficial interest	$843,615,473	$729,880,725	$998,950,724	$194,642,900
Undistributed ordinary income	1,208,395	3,803,175	—	—
Undistributed long-term capital gains	59,026,292	—	92,758,547	22,848,902
Capital loss carryforward	—	(35,105,981)	—	—
Unrealized appreciation (depreciation)	(3,610,008)	(21,456,480)	279,461,197	15,761,391

Net assets	$900,240,152	$677,121,439	$1,371,170,468	$233,253,193

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies (PFIC), mark-to-market on futures contracts and return of capital on investments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of PFIC, consent dividends, redesignation of dividends and distributions, foreign capital gains tax, return of capital on investments, tax character of distributions from REITs, and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Funds recorded the following reclassifications:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid 200 Fund
Undistributed (distributions in excess of) net investment income	$2,137,283	$668,335	$2,540,320	$1,252,709
Accumulated net realized gain (loss)	(2,137,283)	(668,335)	(2,540,320)	(1,252,709)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the LVIP SSgA Emerging Markets 100 Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Long-Term	Short-Term	Total
$18,559,055	$16,546,926	$35,105,981

During the year ended December 31, 2014, the Fund utilized $6,128,350 capital loss carryforwards.

LVIP SSgA Funds–46

LVIP SSgA Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP SSgA Developed International 150 Fund		LVIP SSgA Emerging Markets 100 Fund		LVIP SSgA Large Cap 100 Fund		LVIP SSgA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Shares sold:
Standard Class	18,700,659	32,871,501	27,850,695	24,512,798	13,263,181	24,010,374	1,677,393	2,156,354
Service Class	2,328,684	1,516,740	3,114,712	4,715,693	2,520,627	2,091,449	926,536	1,100,343
Shares issued upon reinvestment of dividends and distributions:
Standard Class	4,250,451	1,732,278	1,610,046	1,095,970	3,578,574	3,998,419	549,708	605,062
Service Class	824,310	383,982	556,708	380,952	1,135,058	1,663,775	544,865	702,178

	26,104,104	36,504,501	33,132,161	30,705,413	20,497,440	31,764,017	3,698,502	4,563,937

Shares redeemed:
Standard Class	(8,320,328)	(18,427,740)	(24,687,156)	(4,193,752)	(8,447,388)	(9,006,950)	(923,952)	(1,303,163)
Service Class	(2,751,575)	(3,696,527)	(3,163,747)	(3,934,441)	(5,154,093)	(6,192,809)	(1,217,453)	(2,006,918)

	(11,071,903)	(22,124,267)	(27,850,903)	(8,128,193)	(13,601,481)	(15,199,759)	(2,141,405)	(3,310,081)

Net increase	15,032,201	14,380,234	5,281,258	22,577,220	6,895,959	16,564,258	1,557,097	1,253,856

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–Each Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2014.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives. Each Fund may use futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, each Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP SSgA Funds–47

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2014 were as follows:

	LVIP SSgA Developed International 150 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(176,404)

	LVIP SSgA Emerging Markets 100 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$306,219	Receivables and other assets net of liabilities	$—

	LVIP SSgA Large Cap 100 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$215,643	Receivables and other assets net of liabilities	$—

	LVIP SSgA Small-Mid Cap 200 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value

Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$140,470	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2014 was as follows:

LVIP SSgA Developed International 150 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(654,434)	$—
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(642,996)	(904,885)

Total		$(1,297,430)	$(904,885)

LVIP SSgA Funds–48

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP SSgA Emerging Markets 100 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(575,898)	$1,091
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,154,921	(130,462)

Total		$1,579,023	$(129,371)

LVIP SSgA Large Cap 100 Fund
	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$3,950,592	$(679,423)

	LVIP SSgA Small-Mid Cap 200 Fund
	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$338,449	$118,715

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume		Liability Derivative Volume
	Foreign Currency Exchange Contracts (Average Cost)	Future Contracts (Average Notional Value)	Foreign Currency Exchange Contracts (Average Cost)	Future Contracts (Average Notional Value)
LVIP SSgA Developed International 150 Fund	$1,264,377	$21,311,751	$1,628,549	$—
LVIP SSgA Emerging Markets 100 Fund	1,531,609	15,572,202	1,383,268	—
LVIP SSgA Large Cap 100 Fund	—	30,276,403	—	—
LVIP SSgA Small-Mid Cap 200 Fund	—	4,567,788	—	—

At December 31, 2014, each Fund posted collateral for futures contracts as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap International 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Cash	$1,238,399	$452,301	$(448,923)	$(201,910)
U.S. Treasury Obligations, at value	—	—	887,638	252,753

LVIP SSgA Funds–49

LVIP SSgA Funds

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The LVIP SSgA Small-Mid Cap 200 Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Funds invest in REITs and are subject to the risks associated with that industry. If the Funds hold real estate directly as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Funds–50

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Funds

We have audited the accompanying statements of net assets of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (four of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statements of operations for the year then end, the statements of changes in net assets for each of the two years in the period then end, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (four of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP SSgA Funds–51

LVIP SSgA Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP SSgA Developed International 150 Fund	—	100.00%	100.00%
LVIP SSgA Emerging Markets 100 Fund	—	100.00%	100.00%
LVIP SSgA Large Cap 100 Fund	31.05%	68.95%	100.00%
LVIP SSgA Small-Mid Cap 200 Fund	30.97%	69.03%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreement

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory. On August 28 and September 16, 2014, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with SSgA Funds Management, Inc. (“SSgA” or the “subadviser”) (collectively, with the investment management agreement, the “Advisory Agreements”) for the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund and LVIP SSgA Small-Mid Cap 200 Fund, each a series of the Trust (each a “Fund” and collectively, the “LVIP SSgA Funds”).

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP SSgA Funds–52

LVIP SSgA Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees for the Funds were below the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that each Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the LVIP SSgA Developed International 150 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total returns were above the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Emerging Markets 100 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s return was above the median return of the Morningstar peer group and the benchmark index for the one and five year periods and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Large Cap 100 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Value funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total returns were above the median return of the Morningstar peer group and the benchmark index for the one and five year periods and above the median return of the Morningstar peer group and within range of the benchmark index for the three year period. The Board concluded that the services provided by SSgA were satisfactory.

The Board reviewed the LVIP SSgA Small-Mid Cap 200 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Small Value funds category and the Russell 2000 TR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one and three year periods and were above the median return of the Morningstar peer group and the benchmark index for the five year period. The Board noted LIAC’s view that underperformance over recent periods was due to the Fund’s value bias. The Board concluded that the services provided by SSgA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, and noted that SSgA does not manage any comparable funds to which the Funds’ subadvisory fees could be compared. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for each SSgA Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSgA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Funds in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

LVIP SSgA Funds–53

LVIP SSgA Funds

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of each Fund.

LVIP SSgA Funds–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SSgA Funds–55

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA Funds–56

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Funds–57

LVIP SSgA Global Tactical Allocation RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP SSgA Global Tactical Allocation RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Global Tactical Allocation RPM Fund

2014 Annual Report Commentary (unaudited)

The Fund returned 3.97% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark the Global Tactical Allocation Composite Index1, returned 4.93% and its broad-based benchmark, the S&P 500® Index2, returned 13.69%.

Managed by:

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh US winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low eurozone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan. Government bonds in Japan remained well bid amid concerns that growth and inflation were not evolving robustly enough to compromise fixed-income returns, and the prevalence of declining yields outside the U.S. provided additional incentive to buyers of U.S. debt on relative valuation grounds. Furthermore, the still steep U.S. term structure reminded investors that duration risk would provide ample reward if the Federal Reserve remained uncertain about when to tighten policy; conversely, if the Fed were somehow to develop enough philosophical backbone to lift rates from minimal levels, longer bonds could potentially benefit from the associated increase in headwinds to a still fragile economy.

At the beginning of the third quarter, the ECB unexpectedly cut administered rates. The European Central Bank (ECB) also announced that an ABS purchase program and a covered bond purchase program would begin in October. Later in September, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of U.S. military action against ISIS. As economic data in the U.S. started to improve in the third quarter, yields started to rise. Yields in the UK had also started to rise as economic data has been relatively strong there as well. However, weak Chinese economic data stoked fears of a global slowdown and U.S. Treasuries rallied and yields moved back down below 2.5%. High yield spreads had been relatively well behaved throughout the second quarter trading around 340 basis points off comparable Treasuries. But in the third quarter, high yield spreads moved out dramatically ending the quarter approximately 420 off.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth was not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continued to hold large swaths of the region. From September 30th to October 15th, the S&P 500® Index was down 5.5% and MSCI EAFE® NR Index3 was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. FedVice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the U.S. economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500® Index began a dramatic rally and recouped its late September and early October losses. In November, the mid-term elections gave Republicans control of the Congress and despite early promises to work together, partisan rancor quickly returned. Economic news continued to be strong in the U.S. while Europe and Japan confronted continued weakness. Early in November, ECB President Draghi stated that the ECB will boost its balance sheet back to 2012 levels and will be expanding its balance sheet to push the inflation rate back up towards the stated 2% target. Mr. Draghi continued to hint that the ECB staff was preparing further alternative measures should they be needed. In Japan, Prime Minister Abe dissolved Parliament and scheduled a new round of elections on December 14th. The Japanese economy slipped into its fourth recession in six years. While the central tenets of Abenomics seemed to have been working, the implementation of structural reforms has been harder to implement than many have thought. Equities rolled over in December as the weakness in oil prices continued to put global growth into question. In eerie similarity to October, the S&P 500® Index traded down for the first fortnight of the month, and then rallied into quarter end. Oil was the talk of the commodity complex as prices fell throughout the quarter. Brent oil was down 40% in the 4th quarter and the weakness was blamed on weak global demand, lack of production cuts by OPEC, and expanded production by Russia as Putin tries to blunt the impact of Western sanctions.

For the year, the S&P 500® Index was up 13.69% and the Russell 2000® Index4 was up a relatively meager 4.89%. International markets struggled, especially when the returns are expressed in U.S. dollar terms. For the

LVIP SSgA Global Tactical Allocation RPM Fund–1

LVIP SSgA Global Tactical Allocation RPM Fund

2014 Annual Report Commentary (continued)

year, MSCI EAFE® NR Index was down 4.90% while the MSCI Emerging Market NR Index5 was down 2.19%. REITS had a stellar year up 32% while other real assets like commodities were down 17.01% as measured by the Bloomberg Commodity Index6. Fixed income also generally has positive returns as interest rates around the world moved lower over the course of the year. The Barclays Capital U.S. Aggregate Bond Index7 was up 5.97%. Barclays Capital U.S. Intermediate Government/Credit Bond Index8 was up 3.13%, The Barclays Capital U.S. Corporate High Yield Index9 was up 2.45%, and Barclays Capital U.S. TIPS Index10 were up 3.64%.

Capital markets turned in a wide range of outcomes during 2014. A combination of stable growth and disinflationary trends allowed for strong gains across both U.S. equities as well as U.S. bonds. REITs were a notable outperformer, as they benefited from both lower interest rates and equity market appreciation. The story outside the United States was less robust. Economic growth concerns and uncertainty related to policy action made for tougher sledding in non-U.S. developed and emerging markets. A surging dollar may ultimately prove a benefit for those economies, but for investors allocated to unhedged securities, it created a stiff headwind. The performance was impacted positively from both tactical decision making as well as outperformance of the underlying funds.

The largest contributor to performance from an asset allocation perspective was our overweight holding of U.S. equities and our sector positioning therein. U.S. equities were able to deliver strong double-digit returns and our allocations across sectors improved upon that result. While the sector allocations were fluid throughout the year, we did hold relatively persistent allocations in favor of the healthcare and technology sectors which were standout performers on the year. The portfolio benefited largely from an out of benchmark allocation to REITs, which had an outstanding year overall. Favorable contributions were also made by our allocations across fixed income – specifically tilting the portfolio toward longer duration corporate bonds. The strong bond market rally that prevailed throughout the year, particularly at the long end of the curve, helped to support these assets. Lastly, security selection contributed strongly to overall performance, with the U.S. and international enhanced the Fund significantly outperforming their given asset class returns.

The largest detractor to performance was a persistent overweight allocation to non-US equities. And while non-U.S. equities mostly fared well from a local currency perspective, swift depreciation of the yen, euro, and many emerging market currencies caused U.S. dollar returns to fall into negative territory. Periodic allocations to cash, which did help to diversify duration risk in the portfolio, did ultimately provide a small drag on returns as well. Additionally, tracking error incurred by the exchange traded funds held in the portfolio weighed on results. These effects were most pronounced for the international ETFs held in the portfolio. Likewise, the LVIP SSgA Small Mid Cap 200 and LVIP Emerging Markets 100 Funds underperformed across their given asset classes.

From the perspective of the markets, we believe the economic fundamentals and macro backdrop still look positive, especially closer to home, but we don’t want to ignore the risk aversion signals that have been elevated. The persistent and steady increase in credit spreads is something that has us concerned, in addition to volatility levels across equities and currencies. But importantly, at least part of the increase in volatility has been driven by a pronounced reduction in the price of oil – a development that is hugely positive for the majority of the global economy and markets. In our portfolios this has meant that we retain a bias in favor of equity, but at magnitudes that are lessened compared with earlier in the year. Across bond markets, we are witnessing extremely low yields but we think the environment is still supportive for bonds. Despite the first-order unattractiveness of lending to the U.S. government for 30 years at a rate of interest of roughly 2.5% - when other major sovereigns such as Germany and Japan can borrow at rates half that high, it puts our bond market in a more attractive light. To that end we are comfortable with our overall portfolio positioning that provides us with diversified sources of credit risk across both equity and bond markets as well as interest rate risk in fixed income.

Dan Farley

Timothy Furbush

Michael Martel

SSgA Funds Management, Inc.

Advised by:

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the eurozone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index delivered healthy returns during the year as it gained 5.97%.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with positive U.S. equity market returns and negative developed international equity returns, the overlay generally detracted from results relative to the benchmark in 2014. At points during the

LVIP SSgA Global Tactical Allocation RPM Fund–2

LVIP SSgA Global Tactical Allocation RPM Fund

2014 Annual Report Commentary (continued)

third and fourth quarters of 2014 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. In the second quarter when global equity markets were trending upwards, the overlay positively impacted the Fund’s relative returns.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/3/05 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Global Tactical Allocation RPM Fund shares on 5/3/05 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,874 for the Standard Class shares and to $15,493 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite Index and S&P 500® Index did from 5/3/05 through 12/31/14. The same $10,000 investment would have increased to $17,273 and $21,543, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective close of business 7/30/10, the LVIP Wilshire Aggressive Profile Fund was renamed into the LVIP SSgA Global Tactical Allocation RPM Fund. This change in name coincided with changes to the Fund’s sub-adviser and investment strategy. The performance for the period 7/30/10 and prior reflects the performance of the LVIP Wilshire Aggressive Profile Fund. Effective 7/30/10, the primary benchmark for the LVIP SSgA Global Tactical Allocation RPM Fund changed from the Wilshire 5000 Total Market IndexSM due to a change in investment strategy of the Fund. For comparison the same $10,000 investment from that same period of time for Wilshire 5000 Total Market Index SM would have increased to $22,441.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 3.97%
Five Years	+ 6.70%
Inception (5/3/05)	+ 4.90%

Service Class Shares
One Year	+ 3.71%
Five Years	+ 6.43%
Inception (5/3/05)	+ 4.63%

LVIP SSgA Global Tactical Allocation RPM Fund–3

LVIP SSgA Global Tactical Allocation RPM Fund

2014 Annual Report Commentary (continued)

1.

The Global Tactical Allocation Composite Index is an unmanaged Index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Barclays Capital U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

5.	The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

6.	The Bloomberg Commodity Index measures the performance of a basket of 20 commodities, which are weighted to account for economic significance and market liquidity.

7.

The Barclays Capital U.S. Aggregate Bond index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

8.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of between one and ten years.

9.

The Barclays Capital U.S. Corporate High Yield Index measures the performance of non-investment grade (Ba1/BB+ or below) fixed rate, taxable corporate bonds with at least one year to maturity and at least $150 million par amount outstanding.

10.	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation-protected securities issued by the U.S. Treasury.

LVIP SSgA Global Tactical Allocation RPM Fund–4

LVIP SSgA Global Tactical Allocation RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$987.70	0.34%	$1.70
Service Class Shares	1,000.00	986.50	0.59%	2.95
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.49	0.34%	$1.73
Service Class Shares	1,000.00	1,022.23	0.59%	3.01

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSgA Global Tactical Allocation RPM Fund–5

LVIP SSgA Global Tactical Allocation RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	54.29%
Equity Funds	23.86%
Fixed Income Fund	14.57%
International Equity Funds	15.86%
Unaffiliated Investment Companies	45.22%
Commodity Fund	0.97%
Equity Funds	14.58%
Fixed Income Funds	16.26%
International Equity Funds	7.60%
Money Market Fund	5.81%
Total Value of Securities	99.51%
Receivables and Other Assets Net of Liabilities	0.49%
Total Net Assets	100.00%

LVIP SSgA Global Tactical Allocation RPM Fund–6

LVIP SSgA Global Tactical Allocation RPM Fund

Schedule of Investments

December 31, 2014

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–54.29%
Equity Funds–23.86%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	9,376,417	$149,591,358
LVIP SSgA S&P 500 Index Fund	4,058,257	59,457,516
LVIP SSgA Small-Cap Index Fund	366,185	9,883,336
LVIP SSgA Small-Mid Cap 200 Fund	1,687,331	25,154,736

		244,086,946

Fixed Income Fund–14.57%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	13,044,074	149,028,543

		149,028,543

International Equity Funds–15.86%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	10,923,798	99,155,310
LVIP SSgA Emerging Markets 100 Fund	1,025,802	9,527,649
LVIP SSgA International Index Fund	6,189,132	53,579,315

		162,262,274

Total Affiliated Investment Companies (Cost $481,033,707)		555,377,763

UNAFFILIATED INVESTMENT COMPANIES–45.22%
Commodity Fund–0.97%
†SPDR® Gold Shares ETF	87,410	9,928,028

		9,928,028

Equity Funds–14.58%
Financial Select Sector SPDR® Fund	795,077	19,662,254

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Health Care Select Sector SPDR® Fund	277,613	$18,983,177
SPDR® Dow Jones REIT ETF	298,546	27,137,831
SPDR® S&P 500 ETF	238,148	48,939,414
SPDR® S&P 600 Small Cap ETF	141,646	14,834,586
Technology Select Sector SPDR® Fund	473,036	19,560,039

		149,117,301

Fixed Income Funds–16.26%
SPDR® Barclays Capital Aggregate Bond ETF	593,010	34,584,343
SPDR® Barclays Capital TIPS ETF	1,146,584	64,185,772
SPDR® DB International Government Inflation-Protected Bond ETF	82,078	4,674,342
Vanguard Long-Term Bond ETF	667,264	62,882,959

		166,327,416

International Equity Funds–7.60%
SPDR® S&P Emerging Markets ETF	304,429	19,169,894
SPDR® S&P World ex-US ETF	2,177,852	58,584,219

		77,754,113

Money Market Fund–5.81%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	59,430,028	59,430,028

		59,430,028

Total Unaffiliated Investment Companies (Cost $441,644,242)		462,556,886

TOTAL VALUE OF SECURITIES–99.51% (Cost $922,677,949)	1,017,934,649
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.49%	4,963,902

NET ASSETS APPLICABLE TO 85,394,990 SHARES OUTSTANDING–100.00%	$1,022,898,551

†	Non-income producing for the period.

*	Standard Class shares.

LVIP SSgA Global Tactical Allocation RPM Fund–7

LVIP SSgA Global Tactical Allocation RPM Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
92	British Pound Currency	$8,922,742	$8,952,750	3/17/15	$30,008
215	E-mini MSCI Emerging Markets Index	10,284,522	10,295,275	3/24/15	10,753
113	E-mini Russell 2000 Index	13,694,862	13,567,910	3/24/15	(126,952)
430	E-mini S&P 500 Index	44,798,273	44,126,600	3/24/15	(671,673)
97	Euro Currency	14,791,697	14,679,737	3/17/15	(111,960)
381	Euro STOXX 50 Index	14,608,746	14,444,040	3/24/15	(164,706)
87	FTSE 100 Index	8,900,216	8,843,258	3/24/15	(56,958)
102	Japanese Yen Currency	10,575,690	10,644,975	3/17/15	69,285
71	Nikkei 225 Index (OSE)	10,529,871	10,344,410	3/13/15	(185,461)

		$137,106,619			$(1,207,664)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

OSE–Osaka Securities Exchange

REIT–Real Estate Investment Trust

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation–Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–8

LVIP SSgA Global Tactical Allocation RPM Fund

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in affiliated investment companies, at value	$555,377,763
Investments in unaffiliated investment companies, at value	462,556,886
Cash collateral	6,458,883
Dividends receivable from investment companies	1,445,096
Receivables for fund shares sold	118,844
Cash	31

TOTAL ASSETS	1,025,957,503

LIABILITIES:
Payable for investment companies purchased	1,216,173
Net unrealized depreciation from open futures contracts	1,207,664
Due to manager and affiliates	465,939
Payables for fund shares redeemed	138,093
Foreign currencies due to broker	23,164
Accrued expenses payable	7,919

TOTAL LIABILITIES	3,058,952

TOTAL NET ASSETS	$1,022,898,551

Investments in affiliated investment companies, at cost	$481,033,707
Investments in unaffiliated investment companies, at cost	441,644,242
Foreign currencies collateral, at cost	2,279,148

Standard Class:
Net Assets	$49,089,722
Shares Outstanding	4,098,076
Net Asset Value	$11.979

Service Class:
Net Assets	$973,808,829
Shares Outstanding	81,296,914
Net Asset Value	$11.978

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$987,631,261
Undistributed net investment income	1,172,983
Accumulated net realized loss on investments	(59,954,729)
Net unrealized appreciation of investments and derivatives	94,049,036

Total net assets	$1,022,898,551

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–9

LVIP SSgA Global Tactical Allocation RPM Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends from affiliated investment companies	$13,366,074
Dividends from unaffiliated investment companies	7,928,814

21,294,888

EXPENSES:
Management fees	3,745,362
Distribution fees-Service Class	2,221,036
Accounting and administration expenses	203,095
Reports and statements to shareholders	59,247
Professional fees	37,470
Trustees’ fees and expenses	18,623
Custodian fees	10,206
Consulting fees	4,418
Pricing fees	431
Other	6,281

6,306,169
Less management fees waived	(942,149)

Total operating expenses	5,364,020

NET INVESTMENT INCOME	15,930,868

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	8,294,790
Distributions from unaffiliated investment companies	394,842
Sale of investments in affiliated investment companies	4,696,373
Sale of investments in unaffiliated investment companies	7,086,437
Foreign currencies	(109,377)
Futures contracts	(16,439,354)

Net realized gain	3,923,711

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	10,264,699
Investments in unaffiliated investment companies	5,736,828
Foreign currencies	(4,912)
Futures contracts	(2,792,774)

Net change in unrealized appreciation
(depreciation)	13,203,841

NET REALIZED AND UNREALIZED GAIN	17,127,552

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,058,420

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund

Statements of Changes in Net Assets

Year Ended
12/31/14		12/31/13
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$15,930,868	$11,748,931
Net realized gain	3,923,711	2,627,323
Net change in unrealized appreciation (depreciation)	13,203,841	47,557,384

Net increase in net assets resulting from operations	33,058,420	61,933,638

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,103,660)	(900,215)
Service Class	(19,472,411)	(14,192,627)

	(20,576,071)	(15,092,842)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,811,677	13,662,960
Service Class	232,509,185	441,916,410
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,103,660	900,215
Service Class	19,472,411	14,192,627

	261,896,933	470,672,212

Cost of shares redeemed:
Standard Class	(6,899,259)	(12,592,457)
Service Class	(96,943,005)	(112,365,127)

	(103,842,264)	(124,957,584)

Increase in net assets derived from capital share transactions	158,054,669	345,714,628

NET INCREASE IN NET ASSETS	170,537,018	392,555,424
NET ASSETS:
Beginning of year	852,361,533	459,806,109

End of year	$1,022,898,551	$852,361,533

Undistributed net investment income	$1,172,983	$180,600

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–10

LVIP SSgA Global Tactical Allocation RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation RPM Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10[1]
Net asset value, beginning of period	$11.784	$10.951	$10.193	$10.313	$9.581

Income (loss) from investment operations:
Net investment income[2]	0.234	0.227	0.198	0.272	0.154
Net realized and unrealized gain (loss)	0.236	0.846	0.931	(0.252)	0.681

Total from investment operations	0.470	1.073	1.129	0.020	0.835

Less dividends and distributions from:
Net investment income	(0.275)	(0.240)	(0.371)	(0.140)	(0.103)

Total dividends and distributions	(0.275)	(0.240)	(0.371)	(0.140)	(0.103)

Net asset value, end of period	$11.979	$11.784	$10.951	$10.193	$10.313

Total return[3]	3.97%	9.81%	11.15%	0.22%	8.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49,090	$45,331	$40,440	$37,603	$37,960
Ratio of expenses to average net assets[4]	0.34%	0.30%	0.30%	0.33%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.44%	0.33%	0.30%	0.33%	0.39%
Ratio of net investment income to average net assets	1.94%	1.99%	1.85%	2.61%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	1.96%	1.85%	2.61%	1.51%
Portfolio turnover	53%	70%	41%	46%	140%

[1]	Commencing July 30, 2010, SSgA Funds Management, Inc. replaced Wilshire Associates Incorporated as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–11

LVIP SSgA Global Tactical Allocation RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation RPM Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10[1]
Net asset value, beginning of period	$11.784	$10.953	$10.195	$10.315	$9.583

Income (loss) from investment operations:
Net investment income[2]	0.204	0.198	0.171	0.244	0.130
Net realized and unrealized gain (loss)	0.234	0.845	0.932	(0.251)	0.681

Total from investment operations	0.438	1.043	1.103	(0.007)	0.811

Less dividends and distributions from:
Net investment income	(0.244)	(0.212)	(0.345)	(0.113)	(0.079)

Total dividends and distributions	(0.244)	(0.212)	(0.345)	(0.113)	(0.079)

Net asset value, end of period	$11.978	$11.784	$10.953	$10.195	$10.315

Total return[3]	3.71%	9.54%	10.88%	(0.04%)	8.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$973,809	$807,031	$419,366	$269,222	$82,044
Ratio of expenses to average net assets[4]	0.59%	0.55%	0.55%	0.58%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.69%	0.58%	0.55%	0.58%	0.64%
Ratio of net investment income to average net assets	1.69%	1.74%	1.60%	2.36%	1.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.71%	1.60%	2.36%	1.26%
Portfolio turnover	53%	70%	41%	46%	140%

[1]	Commencing July 30, 2010, SSgA Funds Management, Inc. replaced Wilshire Associates Incorporated as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation RPM Fund–12

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Global Tactical Allocation RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund invests a significant portion of its assets in investment companies, including exchange-traded funds (ETFs) and mutual funds that are advised by Lincoln Investment Advisors Corporation (LIAC), or non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSgA Global Tactical Allocation RPM Fund–13

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $656 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of the Fund. This agreement will continue through at least April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Board of Trustees (Board) and LIAC.

SSgA Funds Management, Inc. (SSgA FM) (Sub-Adviser) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$37,384
Legal fees	10,342

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $55,565 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$259,854
Distribution fees payable to LFD	206,085

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays the compensation of unaffiliated trustees.

LVIP SSgA Global Tactical Allocation RPM Fund–14

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$578,500,288
Sales	470,129,014

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$938,130,607

Aggregate unrealized appreciation	$97,368,369
Aggregate unrealized depreciation	(17,564,327)

Net unrealized appreciation	$79,804,042

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$1,017,934,649

Futures Contracts	$(1,207,664)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$20,576,071	$15,092,842

LVIP SSgA Global Tactical Allocation RPM Fund–15

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$987,631,261
Undistributed ordinary income	1,033,667
Capital loss carryforwards	(34,204,432)
Unrealized appreciation	79,618,581
Other temporary differences	(11,180,526)

Net assets	$1,022,898,551

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of financial futures contracts, return of capital on investments, investments in grantor trusts, tax deferral of losses due to wash sales, pass-through consent dividends from the Underlying Funds, and deferred losses on straddles.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to return of capital on investments, investments in grantor trusts, tax treatment of gain (loss) on foreign currency transactions, and tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$5,637,586	$(5,637,586)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In

2017	2018	Total
$30,939,314	$3,265,118	$34,204,432

At December 31, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act.

During fiscal year 2014, the Fund utilized $2,204,188 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	728,547	1,184,767
Service Class	19,256,603	38,886,908
Shares issued upon reinvestment of dividends and distributions:
Standard Class	91,590	76,640
Service Class	1,615,968	1,208,294

	21,692,708	41,356,609

Shares redeemed:
Standard Class	(568,867)	(1,107,266)
Service Class	(8,059,621)	(9,900,519)

	(8,628,488)	(11,007,785)

Net increase	13,064,220	30,348,824

LVIP SSgA Global Tactical Allocation RPM Fund–16

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	$10,753	Net unrealized depreciation from open futures contracts	$(1,205,750)
Currency contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	99,293	Net unrealized depreciation from open futures contracts	(111,960)

Total		$110,046		$(1,317,710)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(15,248,762)	$(2,704,452)
Currency contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	(1,190,592)	(88,322)

Total		$(16,439,354)	$(2,792,774)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset	Liability
	Derivative Volume	Derivative Volume
Futures contracts (average notional value)	$80,294,131	$22,735,036

At December 31, 2014, the Fund posted $6,458,883 and foreign currencies due to broker of $23,164 as collateral for futures contracts.

8. Credit and Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

LVIP SSgA Global Tactical Allocation RPM Fund–17

LVIP SSgA Global Tactical Allocation RPM Fund

Notes to Financial Statements (continued)

10. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP SSgA Global Tactical Allocation RPM Fund to LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP SSgA Global Tactical Allocation RPM Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Global Tactical Allocation RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA Global Tactical Allocation RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Global Tactical Allocation RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP SSgA Global Tactical Allocation RPM Fund–19

LVIP SSgA Global Tactical Allocation RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the“Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board considered that the RPM Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund’s. The Board considered that LIAC had delegated day-to-day portfolio management to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns

LVIP SSgA Global Tactical Allocation RPM Fund–20

LVIP SSgA Global Tactical Allocation RPM Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015. The Board noted that the investment management fee for the Fund, without giving effect to the advisory fee waiver, was above the median investment management fee of the Morningstar expense peer group. The Board considered that the Board and shareholders had approved an increase in the investment management fee in 2013. The Board considered that the net expense ratio plus acquired fund fees and expenses (AFFE) were below the median expense ratios including AFFE of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Based on the level of total expenses, including acquired fund fees and expenses, the Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Global Tactical Allocation Blended Risk Control composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark index for the one, three and five year periods. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered that the RPM strategy implemented for the Fund in September 2012 was intended to reduce the volatility of the Fund’s returns. The Board noted LIAC’s statement that performance has improved in recent time periods, and the Fund has outperformed the benchmark in each of the last four quarters. The Board considered that LIAC had recently conducted a due diligence meeting with SSgA, and LIAC stated that it was comfortable with the investment team and the tactical approach of the Fund. The Board concluded that the services provided by SSgA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes a breakpoint, and noted that SSgA does not manage any comparable funds to which the Fund’s subadvisory fees could be compared. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSgA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and the Subadvisory Agreement for the Fund are fair and reasonable, and that the continuation of each Agreement is in the best interests of the Fund.

LVIP SSgA Global Tactical Allocation RPM Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SSgA Global Tactical Allocation RPM Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA Global Tactical Allocation RPM Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call
1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Global Tactical Allocation RPM Fund–24

LVIP SSgA International Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP SSgA International Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA International Index Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (5.84%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI EAFE® NR Index1 returned (4.90%).

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh U.S. winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The U.S. Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the U.S. dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan. Happily, the second half of April brought a vigorous rebound in equities. Varied economic outlooks led Janet Yellen, head of the U.S. Federal Reserve, to espouse dovish flexibility in a New York City speech, while her European Central Bank counterpart Mario Draghi admitted that concern with the resilient euro might prompt him to pursue additional stimulus. The supportive rhetoric dovetailed nicely with the arrival of first-quarter earnings reports, which tended to show solid outperformance of expectations, particularly in the U.S. At the same time, continued erosion of bond yields made the relative valuation proposition for equities all the more attractive; yields in Italy and Spain, market pariahs less than three years ago, fell to fresh record lows.

July got off to a good start as equities responded favorably to the July 3rd U.S. Non-Farm Payroll report with the Dow Jones Industrial Average crossing 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were re-ignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European shares tumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin.

In September, the European Central Bank (ECB) unexpectedly cut administered rates. The ECB also announced that an asset-backed securities purchase program and a covered bond purchase program would begin in October. Later in the month, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of US military action against ISIS.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. U.S. airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500® Index2 was down 5.5% and MSCI EAFE® NR Index was off 6.45%. In the middle of the month, U.S. banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the U.S. economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500® Index began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

On a sector basis, the Fund’s performance benefited from two of the ten sectors being positive, with the health care, utilities, and information technology sectors contributing the most positive.

On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included

Novartis AG

AstraZeneca PLC

Teva Pharmaceutical Industries Limited

Novo Nordisk A/S Class B

Orange

On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included

BHP Billiton Limited

BG Group

SoftBank Corp.

BP p.l.c

HSBC Holdings plc

LVIP SSgA International Index Fund–1

LVIP SSgA International Index Fund

2014 Annual Report Commentary (continued)

The Fund seeks to replicate the returns and characteristics of the MSCI EAFE® NR Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked reasonably in line with the MSCI EAFE® NR Index. The Fund may not always track the performance of the MSCI EAFE® NR Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund and differences between how and when the fund and the index are valued.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SsgA International Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,720 for the Standard Class shares and to $9,559 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did from 5/1/08 through 12/31/14. The same $10,000 investment would have increased to $10,075. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average Annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	– 5.84%
Five Year	+ 4.77%
Inception (5/1/08)	– 0.43%

Service Class Shares
One Year	– 6.08%
Five Year	+ 4.51%
Inception (5/1/08)	– 0.67%

[1]

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA International Index Fund–2

LVIP SSgA International Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$898.40	0.42%	$2.01
Service Class Shares	1,000.00	897.20	0.67%	3.20
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.09	0.42%	$2.14
Service Class Shares	1,000.00	1,021.83	0.67%	3.41

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA International Index Fund–3

LVIP SSgA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Security Type/Country	Percentage of Net Assets
Common Stock	95.57%
Australia	7.14%
Austria	0.19%
Belgium	1.24%
China	0.01%
Denmark	1.44%
Finland	0.86%
France	9.11%
Germany	8.24%
Hong Kong	3.01%
Ireland	1.02%
Israel	0.57%
Italy	2.01%
Japan	20.18%
Luxembourg	0.34%
Mexico	0.02%
Netherlands	4.30%
New Zealand	0.16%
Norway	0.59%
Portugal	0.14%
Singapore	1.44%
Spain	3.35%
Sweden	2.94%
Switzerland	9.53%
United Kingdom	17.74%
Preferred Stock	0.59%
Rights	0.01%
Money Market Fund	3.11%
Total Value of Securities	99.28%
Receivables and Other Assets Net of Liabilities	0.72%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	0.97%
Air Freight & Logistics	0.39%
Airlines	0.24%
Auto Components	1.15%
Automobiles	3.97%
Banks	13.23%
Beverages	2.39%
Biotechnology	0.40%
Building Products	0.60%
Capital Markets	1.40%
Chemicals	3.30%
Commercial Services & Supplies	0.59%
Communications Equipment	0.37%

Sector	Percentage of Net Assets
Construction & Engineering	0.67%
Construction Materials	0.57%
Consumer Finance	0.05%
Containers & Packaging	0.15%
Distributors	0.03%
Diversified Consumer Services	0.01%
Diversified Financial Services	1.38%
Diversified Telecommunication Services	3.12%
Electric Utilities	1.61%
Electrical Equipment	1.33%
Electronic Equipment, Instruments & Components	1.32%
Energy Equipment & Services	0.30%
Food & Staples Retailing	1.84%
Food Products	3.84%
Gas Utilities	0.52%
Health Care Equipment & Supplies	0.70%
Health Care Providers & Services	0.48%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	0.97%
Household Durables	0.89%
Household Products	0.67%
Independent Power & Renewable Electricity Producers	0.07%
Industrial Conglomerates	1.44%
Insurance	5.40%
Internet & Catalog Retail	0.09%
Internet Software & Services	0.11%
IT Services	0.45%
Leisure Products	0.15%
Life Sciences Tools & Services	0.08%
Machinery	2.42%
Marine	0.27%
Media	1.64%
Metals & Mining	3.06%
Multiline Retail	0.36%
Multi-Utilities	1.40%
Oil, Gas & Consumable Fuels	5.19%
Paper & Forest Products	0.13%
Personal Products	0.59%
Pharmaceuticals	8.97%
Professional Services	0.61%
Real Estate Investment Trusts	1.48%
Real Estate Management & Development	2.06%
Road & Rail	0.99%
Semiconductors & Semiconductor Equipment	0.78%
Software	0.87%
Specialty Retail	1.00%
Technology Hardware, Storage & Peripherals	0.74%
Textiles, Apparel & Luxury Goods	1.57%
Tobacco	1.41%
Trading Companies & Distributors	1.09%

LVIP SSgA International Index Fund–4

LVIP SSgA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (continued)

Sector	Percentage of Net Assets
Transportation Infrastructure	0.44%
Water Utilities	0.13%
Wireless Telecommunication Services	1.70%
Total	96.17%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nestle	1.83%
Novartis	1.67%
Roche Holding	1.49%
HSBC Holdings	1.41%
Toyota Motor	1.33%
Royal Dutch Shell Class A	1.03%
BP	0.91%
Bayer	0.88%
Commonwealth Bank of Australia	0.88%
Total	0.86%
Total	12.29%

LVIP SSgA International Index Fund–5

LVIP SSgA International Index Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–95.57%
Australia–7.14%
AGL Energy	105,122	$1,146,717
ALS	57,681	249,892
†Alumina	445,290	643,389
Amcor	199,033	2,190,096
AMP	484,656	2,158,807
APA Group	171,232	1,035,274
Asciano	155,556	761,891
ASX	33,510	999,878
Aurizon Holdings	359,343	1,344,925
AusNet Services	244,760	264,464
Australia & New Zealand Banking Group	458,688	11,936,505
Bank of Queensland	54,020	532,266
Bendigo & Adelaide Bank	71,335	741,828
BHP Billiton	541,190	12,796,727
Boral	130,004	557,961
Brambles	273,963	2,360,270
Caltex Australia	21,130	586,367
Coca-Cola Amatil	102,339	772,761
Cochlear	8,574	540,973
Commonwealth Bank of Australia	272,671	18,947,168
Computershare	73,999	707,935
Crown Resorts	59,112	608,004
CSL	80,820	5,677,955
Dexus Property Group	145,229	822,218
Federation Centres	245,337	571,279
Flight Centre Travel Group	8,399	222,357
Fortescue Metals Group	243,687	535,115
Goodman Group	314,231	1,451,575
GPT Group	277,959	983,831
†@=GPT Group In-Specie	160,069	0
Harvey Norman Holdings	112,540	307,225
†Healthscope	228,851	505,651
Iluka Resources	71,132	341,657
Incitec Pivot	285,136	737,657
Insurance Australia Group	394,306	2,002,341
Leighton Holdings	17,957	327,011
Lend Lease Group	93,260	1,242,271
Macquarie Group	48,416	2,283,426
Metcash	141,386	213,107
Mirvac Group	599,563	867,405
National Australia Bank	410,920	11,207,277
†Newcrest Mining	120,681	1,061,994
Novion Property Group	305,695	525,499
Orica	59,674	914,532
Origin Energy	180,801	1,710,849
†Qantas Airways	238,504	463,306
QBE Insurance Group	218,124	1,980,893
Ramsay Health Care	21,099	978,231
REA Group	8,246	302,370
Rio Tinto	75,025	3,517,672
Santos	160,059	1,069,289

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
†Scentre Group	861,361	$2,440,684
Seek	55,169	769,377
Sonic Healthcare	60,784	914,581
Stockland	423,232	1,414,565
Suncorp Group	215,966	2,467,453
Sydney Airport	169,973	650,821
Tabcorp Holdings	145,774	492,152
Tatts Group	242,800	682,959
Telstra	750,734	3,645,131
Toll Holdings	118,261	563,407
TPG Telecom	40,572	221,967
Transurban Group	296,296	2,065,058
Treasury Wine Estates	126,488	488,275
Wesfarmers	182,396	6,176,257
†Westfield	321,808	2,359,259
Westpac Banking	516,249	13,886,629
Woodside Petroleum	127,500	3,943,716
Woolworths	214,761	5,337,381
WorleyParsons	29,413	240,965

		153,468,728

Austria–0.19%
Andritz	13,432	738,440
Erste Group Bank	48,008	1,116,603
=IMMOEAST	13,053	0
†IMMOFINANZ	155,075	390,558
OMV	22,930	608,866
Raiffeisen Bank International	19,247	294,095
Vienna Insurance Group	5,870	262,353
Voestalpine	18,078	714,318

		4,125,233

Belgium–1.24%
Ageas	37,789	1,343,595
Anheuser-Busch InBev	135,407	15,238,889
*=Anheuser-Busch InBev VVPR Strip	1,896	0
Belgacom	23,376	848,163
Colruyt	11,778	547,553
Delhaize Group	16,207	1,180,280
Groupe Bruxelles Lambert	12,382	1,056,435
†KBC Groep	43,789	2,443,866
Solvay Class A	9,280	1,255,724
†Telenet Group Holding	7,983	447,988
UCB	22,480	1,709,321
Umicore	15,771	634,630

		26,706,444

☐China–0.01%
Yangzijiang Shipbuilding Holdings	294,000	266,417

		266,417

Denmark–1.44%
A.P. Moller-Maersk Class A	643	1,230,491

LVIP SSgA International Index Fund—6

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Denmark (continued)
A.P. Moller-Maersk Class B	1,155	$2,297,296
Carlsberg Class B	17,731	1,361,771
Coloplast Class B	17,389	1,455,225
Danske Bank	105,992	2,865,655
DSV	28,607	871,076
†ISS	18,465	530,012
Novo Nordisk Class B	337,924	14,294,461
Novozymes Class B	39,462	1,661,137
Pandora	19,333	1,567,116
TDC	125,600	957,963
Tryg	3,270	365,389
†Vestas Wind Systems	35,072	1,273,731
†William Demant Holding	3,899	296,624

		31,027,947

Finland–0.86%
Elisa	21,162	577,617
Fortum	73,886	1,604,179
Kone Class B	52,497	2,390,070
Metso	16,203	485,113
Neste Oil	23,689	575,017
Nokia	639,361	5,056,583
Nokian Renkaat	19,229	469,064
Orion Class B	16,843	523,825
Sampo Class A	73,866	3,457,992
Stora Enso Class R	87,244	780,046
UPM-Kymmene	90,038	1,475,558
Wartsila	23,154	1,036,331

		18,431,395

France–9.11%
Accor	28,706	1,290,363
Aeroports de Paris	4,250	513,930
Air Liquide	58,479	7,236,174
†Alcatel-Lucent	458,117	1,638,786
†Alstom	34,453	1,111,199
Arkema	9,430	623,651
AtoS	13,576	1,078,687
AXA	308,210	7,102,094
BIC	4,470	594,170
BNP Paribas	178,861	10,558,894
Bollore	79,600	362,506
†Bollore Class NEW	300	1,354
Bouygues	30,962	1,117,982
Bureau Veritas	34,457	763,427
Cap Gemini	23,724	1,696,673
Carrefour	108,000	3,286,592
Casino Guichard Perrachon	8,803	809,563
Christian Dior	8,860	1,516,284
Cie de Saint-Gobain	78,385	3,320,455
Cie Generale d’Optique Essilor International	35,122	3,916,781

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
CNP Assurances	27,678	$490,680
Credit Agricole	180,111	2,324,967
Danone	98,439	6,435,749
Dassault Systemes	20,356	1,241,317
EADS	100,135	4,950,473
Edenred	32,232	891,408
EDF	37,423	1,030,195
Eurazeo	5,472	383,237
Eutelsat Communications	26,686	863,016
Fonciere Des Regions	4,115	380,330
GDF Suez	246,448	5,746,930
Gecina	5,042	629,432
Groupe Eurotunnel	75,374	973,092
Hermes International	2,807	999,524
ICADE	5,292	423,427
Iliad	4,074	979,540
Imerys	5,370	395,076
JCDecaux	10,481	360,869
Kering	13,190	2,534,730
Klepierre	15,148	650,428
Lafarge	30,354	2,130,854
Lagardere	18,306	476,724
Legrand	46,259	2,426,661
L’Oreal	42,669	7,141,590
LVMH Moet Hennessy Louis Vuitton	47,303	7,492,876
Michelin Class B	32,338	2,919,045
Natixis	171,606	1,132,363
†Numericable-SFR	18,274	905,284
Orange	303,724	5,165,347
Pernod-Ricard	34,957	3,885,039
†Peugeot	57,534	704,929
Publicis Groupe	32,603	2,338,137
Remy Cointreau	3,794	253,134
Renault	31,128	2,267,248
Rexel	43,641	781,877
Safran	46,960	2,897,195
Sanofi	200,009	18,234,914
Schneider Electric	89,185	6,495,276
SCOR	22,969	695,969
Societe Generale	123,448	5,166,321
Sodexo	15,633	1,530,225
Suez Environnement	46,507	810,302
Technip	15,436	919,484
Thales	13,652	738,671
Total	359,872	18,436,969
Unibail-Rodamco	16,129	4,137,663
Valeo	13,495	1,679,186
Vallourec	18,537	502,383
Veolia Environnement	69,734	1,235,187
Vinci	80,314	4,385,347
Vivendi	207,176	5,156,720
Wendel	4,961	555,850

LVIP SSgA International Index Fund—7

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Zodiac Aerospace	31,381	$1,056,529

		195,879,284

Germany–8.24%
adidas	36,422	2,529,345
Allianz	76,965	12,747,422
Axel Springer	6,481	390,900
BASF	154,770	12,982,250
Bayer	139,019	18,949,465
Bayerische Motoren Werke	56,325	6,078,496
Beiersdorf	15,668	1,272,148
Brenntag	27,756	1,551,841
Celesio	9,059	291,978
†Commerzbank	169,160	2,218,803
Continental	18,901	3,986,652
Daimler	162,284	13,478,343
Deutsche Annington Immobilien	42,504	1,443,081
Deutsche Bank	233,970	7,006,082
Deutsche Boerse	32,437	2,305,035
Deutsche Lufthansa	35,835	593,820
Deutsche Post	158,566	5,147,354
Deutsche Telekom	537,373	8,598,150
Deutsche Wohnen	46,841	1,104,967
E.ON	340,349	5,817,139
Fraport	6,547	377,774
Fresenius	62,668	3,258,362
Fresenius Medical Care	37,748	2,817,392
GEA Group	28,426	1,249,783
Hannover Rueckversicherung	9,135	824,081
HeidelbergCement	22,809	1,609,857
Henkel	20,647	2,000,044
Hugo Boss	6,611	808,734
Infineon Technologies	198,849	2,104,192
K+S	32,389	893,780
†Kabel Deutschland Holding	3,440	466,184
Lanxess	13,318	616,787
Linde	31,621	5,824,665
MAN	6,236	694,496
Merck	20,855	1,962,630
†Metro	23,665	723,385
Muenchener Rueckversicherungs Class R	29,448	5,864,202
†OSRAM Licht	12,830	503,705
ProSiebenSat.1 Media	34,246	1,430,912
RWE	84,832	2,618,311
SAP	155,623	10,866,901
Siemens	133,520	14,981,458
Symrise	21,484	1,294,306
Telefonica Deutschland Holding	86,810	460,080
†ThyssenKrupp	72,531	1,847,643
†TUI	30,736	493,839
United Internet	20,046	902,970

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
Volkswagen	4,562	$989,058

		176,978,802

Hong Kong–3.01%
AIA Group	2,033,000	11,213,958
ASM Pacific Technology	34,000	323,758
Bank of East Asia	200,541	805,449
BOC Hong Kong Holdings	606,500	2,021,126
Cathay Pacific Airways	188,000	409,752
Cheung Kong Holdings	238,000	3,986,104
Cheung Kong Infrastructure Holdings	95,000	698,671
CLP Holdings	329,500	2,853,532
First Pacific	369,750	365,161
Galaxy Entertainment Group	376,000	2,089,514
Hang Lung Properties	349,000	973,696
Hang Seng Bank	125,100	2,079,409
Henderson Land Development	164,608	1,144,173
HKT Trust	420,592	547,847
Hong Kong & China Gas	1,025,885	2,337,529
Hong Kong Exchanges & Clearing	190,135	4,197,938
Hutchison Whampoa	365,000	4,172,899
Hysan Development	120,850	536,381
Kerry Logistics Network	15	24
Kerry Properties	101,531	366,305
Li & Fung	916,000	857,648
Link REIT	376,715	2,358,735
MGM China Holdings	135,995	343,407
MTR	238,339	975,196
New World Development	840,443	964,924
Noble Group	676,155	576,832
NWS Holdings	269,593	494,543
PCCW	636,596	433,492
Power Assets Holdings	228,000	2,204,506
Sands China	396,668	1,931,212
Shangri-La Asia	254,166	348,311
Sino Land	451,405	724,708
SJM Holdings	287,591	454,692
Sun Hung Kai Properties	281,005	4,257,737
Swire Pacific Class A	99,000	1,285,183
Swire Properties	170,761	502,495
Techtronic Industries	200,500	643,279
#†WH Group 144A	741,639	422,978
Wharf Holdings	268,000	1,924,170
Wheelock	155,000	719,721
Wynn Macau	271,153	756,545
Yue Yuen Industrial Holdings	118,500	426,141

		64,729,681

Ireland–1.02%
=Anglo Irish Bank	3,965	0
†Bank of Ireland	4,858,979	1,823,531
CRH	120,453	2,896,350

LVIP SSgA International Index Fund—8

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Ireland (continued)
Experian	172,105	$2,900,793
James Hardie Industries CDI	69,632	743,431
Kerry Group Class A	25,979	1,794,790
Shire	100,074	7,094,341
WPP	225,351	4,684,819

		21,938,055

Israel–0.57%
Bank Hapoalim	181,640	855,037
†Bank Leumi Le-Israel	232,588	795,446
Bezeq Israeli Telecommunication	354,913	630,245
Delek Group	735	184,564
†Israel	558	264,394
Israel Chemicals	69,597	501,316
†Mizrahi Tefahot Bank	17,430	182,613
NICE Systems	11,008	557,326
Teva Pharmaceutical Industries	145,135	8,329,029

		12,299,970

Italy–2.01%
Assicurazioni Generali	200,324	4,113,222
Atlantia	73,410	1,706,193
†Banca Monte Dei Paschi Di Siena	637,089	362,932
†Banco Popolare	55,320	665,596
Enel	1,123,473	5,007,900
Enel Green Power	280,471	587,632
ENI	431,026	7,550,063
Exor	15,044	617,282
†Finmeccanica	67,349	625,997
Intesa Sanpaolo	1,977,484	5,736,488
Intesa Sanpaolo RSP	202,428	498,777
Luxottica Group	30,110	1,650,596
Mediobanca	113,127	919,216
Pirelli & C	39,571	533,710
Prysmian	33,255	606,031
†Saipem	39,228	411,214
Snam	360,146	1,782,442
†Telecom Italia	1,671,810	1,782,964
Telecom Italia RSP	970,500	811,382
Terna	230,889	1,048,737
UniCredit	750,636	4,808,283
Unione di Banche Italiane SCpA	134,094	959,075
UnipolSai	165,713	446,159

		43,231,891

Japan–20.18%
ABC-Mart	4,800	232,283
†Acom	83,400	254,629
Advantest	23,400	290,052
Aeon	97,500	979,908
Aeon Financial Service	19,500	385,175
Aeon Mall	16,390	290,471
Air Water	24,000	380,178

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Aisin Seiki	30,700	$1,103,095
Ajinomoto	100,000	1,861,845
Alfresa Holdings	29,600	357,478
Amada	49,000	419,906
ANA Holdings	199,000	492,095
Aozora Bank	189,000	585,107
Asahi Glass	163,000	793,579
Asahi Group Holdings	62,100	1,921,369
Asahi Kasei	205,000	1,870,254
Asics	29,200	703,058
Astellas Pharma	366,500	5,102,877
Bank of Kyoto	61,000	509,980
Bank of Yokohama	191,000	1,037,462
Benesse Holdings	10,300	305,657
Bridgestone	111,800	3,877,765
Brother Industries	35,000	634,510
Calbee	12,400	427,176
Canon	192,900	6,131,599
Casio Computer	39,300	601,236
Central Japan Railway	24,900	3,732,232
Chiba Bank	128,000	838,842
Chiyoda	27,000	223,714
†Chubu Electric Power	101,800	1,196,355
Chugai Pharmaceutical	36,500	896,272
Chugoku Bank	25,500	347,618
Chugoku Electric Power	45,600	596,246
Citizen Holdings	51,700	397,834
COLOPL	12,000	269,690
Credit Saison	24,400	453,790
Dai Nippon Printing	93,000	837,679
Daicel	43,000	502,303
Daihatsu Motor	31,800	415,369
Dai-ichi Life Insurance	187,400	2,844,942
Daiichi Sankyo	99,900	1,396,995
Daikin Industries	40,800	2,616,481
Dainippon Sumitomo Pharma	22,500	217,905
Daito Trust Construction	13,100	1,486,160
Daiwa House Industry	96,000	1,813,711
Daiwa Securities Group	270,000	2,114,314
Denso	83,500	3,892,079
Dentsu	33,900	1,425,323
Don Quijote	10,800	742,530
East Japan Railway	55,000	4,145,743
Eisai	44,900	1,736,571
Electric Power Development	17,100	577,874
FamilyMart	8,500	320,169
FANUC	32,700	5,392,039
Fast Retailing	9,200	3,348,115
Fuji Electric	83,000	330,939
Fuji Heavy Industries	95,500	3,379,644
FUJIFILM Holdings	75,200	2,294,811
Fujitsu	299,000	1,594,301

LVIP SSgA International Index Fund—9

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Fukuoka Financial Group	136,000	$701,202
GungHo Online Entertainment	59,000	213,633
Gunma Bank	57,000	369,933
Hachijuni Bank	58,000	372,600
Hakuhodo DY Holdings	34,100	326,362
Hamamatsu Photonics	12,900	614,130
Hankyu Hanshin Holdings	179,000	960,253
Hikari Tsushin	2,400	145,991
Hino Motors	47,200	621,361
Hirose Electric	4,800	556,957
Hiroshima Bank	75,000	357,001
Hisamitsu Pharmaceutical	8,900	280,666
Hitachi	822,000	6,067,496
Hitachi Chemical	21,400	378,101
Hitachi Construction Machinery	14,900	315,060
Hitachi High-Technologies	9,200	264,308
Hitachi Metals	34,000	577,738
Hokuhoku Financial Group	180,000	363,007
Hokuriku Electric Power	23,600	301,407
Honda Motor	276,100	8,100,977
HOYA	69,400	2,347,640
Hulic	37,500	374,925
Ibiden	20,100	296,824
Idemitsu Kosan	14,400	237,812
IHI	214,000	1,083,885
IIda Group Holdings	25,000	304,563
Inpex	140,600	1,565,426
Isetan Mitsukoshi Holdings	53,500	662,075
Isuzu Motors	93,000	1,132,864
ITOCHU	245,400	2,619,888
ITOCHU Techno-Solutions	3,600	127,034
Iyo Bank	38,000	411,603
J Front Retailing	43,000	498,067
Japan Airlines	20,000	593,031
†Japan Display	53,000	161,769
Japan Exchange Group	40,800	951,176
Japan Prime Realty Investment	116	403,650
Japan Real Estate Investment	193	930,005
Japan Retail Fund Investment	384	811,569
Japan Tobacco	187,400	5,158,201
JFE Holdings	79,900	1,781,990
JGC	31,000	638,244
Joyo Bank	119,000	589,324
JSR	31,300	537,287
JTEKT	31,200	525,133
JX Holdings	362,210	1,409,697
Kajima	125,000	514,085
Kakaku.com	22,800	326,220
Kamigumi	41,000	365,251
Kaneka	43,000	230,423
†Kansai Electric Power	110,200	1,048,431
Kansai Paint	36,000	557,758

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Kao	89,100	$3,513,913
Kawasaki Heavy Industries	244,000	1,109,693
KDDI	99,200	6,232,666
Keihan Electric Railway	102,000	545,874
Keikyu	74,000	547,556
Keio	91,000	654,670
Keisei Electric Railway	39,000	474,259
Keyence	7,844	3,495,537
Kikkoman	21,000	514,732
Kintetsu	284,000	933,843
Kirin Holdings	134,900	1,676,393
Kobe Steel	459,000	790,693
Koito Manufacturing	14,100	431,380
Komatsu	160,700	3,553,041
Konami	13,300	243,854
Konica Minolta Holdings	72,500	790,028
Kubota	195,000	2,830,618
Kuraray	52,900	601,089
Kurita Water Industries	16,000	333,662
Kyocera	53,600	2,452,920
Kyowa Hakko Kirin	36,000	339,026
†Kyushu Electric Power	65,500	656,051
Lawson	11,400	688,938
LIXIL Group	40,000	841,900
M3	35,600	595,709
Mabuchi Motor	9,800	389,018
Makita	18,600	838,223
Marubeni	271,000	1,621,631
Marui Group	39,100	352,700
Maruichi Steel Tube	7,000	148,996
Mazda Motor	87,800	2,108,744
McDonald’s Holdings Japan	13,100	286,753
Medipal Holdings	20,600	240,622
MEIJI Holdings	9,834	894,764
Minebea	60,000	886,148
Miraca Holdings	8,200	352,784
Mitsubishi	236,500	4,328,341
Mitsubishi Chemical Holdings	209,600	1,016,749
Mitsubishi Electric	319,000	3,789,417
Mitsubishi Estate	214,000	4,509,544
Mitsubishi Gas Chemical	61,000	306,178
Mitsubishi Heavy Industries	526,000	2,903,020
Mitsubishi Logistics	25,000	363,627
Mitsubishi Materials	180,000	597,186
Mitsubishi Motors	97,100	887,128
Mitsubishi Tanabe Pharma	39,700	581,995
Mitsubishi UFJ Financial Group	2,151,000	11,819,074
Mitsubishi UFJ Lease & Finance	69,900	328,755
Mitsui	281,200	3,766,464
Mitsui Chemicals	129,000	365,407
Mitsui Fudosan	154,000	4,129,941
Mitsui OSK Lines	166,000	491,856

LVIP SSgA International Index Fund—10

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Mixi	8,300	$306,048
Mizuho Financial Group	3,921,320	6,573,870
MS&AD Insurance Group Holdings	89,054	2,110,597
Murata Manufacturing	34,800	3,797,728
Nabtesco	22,000	531,755
Nagoya Railroad	122,000	454,271
Namco Bandai Holdings	27,800	588,611
NEC	408,000	1,185,748
Nexon	30,200	281,551
NGK Insulators	41,000	840,501
NGK Spark Plug	30,000	911,639
NHK Spring	23,500	204,499
Nidec	35,300	2,280,064
Nikon	49,900	663,072
Nintendo	17,400	1,815,974
Nippon Building Fund	238	1,194,886
Nippon Electric Glass	61,000	274,509
Nippon Express	124,000	628,457
Nippon Meat Packers	25,000	547,003
Nippon Paint	30,000	869,413
Nippon Prologis REIT	225	488,573
Nippon Steel & Sumitomo Metal	1,311,220	3,252,928
Nippon Telegraph & Telephone	64,800	3,310,431
Nippon Yusen	248,000	700,537
Nissan Motor	427,200	3,726,251
Nisshin Seifun Group	32,065	310,446
Nissin Foods Holdings	8,500	405,170
Nitori Holdings	10,700	574,943
Nitto Denko	24,600	1,374,652
NKSJ Holdings	51,975	1,307,162
NOK	14,100	358,924
Nomura Holdings	624,600	3,534,928
Nomura Real Estate Holdings	25,100	429,559
Nomura Research Institute	16,500	504,698
NSK	70,000	826,541
NTT Data	19,400	722,804
NTT DoCoMo	251,500	3,662,915
NTT Urban Development	13,800	138,986
Obayashi	110,000	709,141
Odakyu Electric Railway	102,000	903,604
Oji Holdings	123,000	440,117
†Olympus	37,500	1,313,748
Omron	34,000	1,521,134
Ono Pharmaceutical	13,200	1,168,766
Oracle Japan	5,900	240,423
Oriental Land	8,900	2,052,636
ORIX	229,300	2,885,476
Osaka Gas	293,000	1,094,432
Otsuka	7,300	231,491
Otsuka Holdings	68,800	2,062,880
Panasonic	362,300	4,267,684
Park24	17,800	262,062

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Rakuten	132,300	$1,839,893
Recruit Holdings	26,000	746,765
Resona Holdings	360,500	1,821,219
Ricoh	110,800	1,120,177
Rinnai	5,600	376,308
Rohm	14,900	897,849
Sankyo	7,600	260,731
Sanrio	5,700	140,845
Santen Pharmaceutical	10,900	586,848
SBI Holdings	27,270	297,967
Secom	33,700	1,936,382
Sega Sammy Holdings	31,700	405,609
Seibu Holdings	18,000	367,013
Seiko Epson	21,400	895,541
Sekisui Chemical	64,000	770,047
Sekisui House	100,700	1,325,119
Seven & I Holdings	128,900	4,637,094
Seven Bank	91,400	383,682
†Sharp	244,000	539,845
†Shikoku Electric Power	27,900	338,447
Shimadzu	41,000	417,086
Shimamura	3,500	302,065
Shimano	13,100	1,696,876
Shimizu	85,000	577,374
Shin-Etsu Chemical	70,200	4,570,385
Shinsei Bank	258,000	449,065
Shionogi	46,700	1,206,635
Shiseido	57,900	812,081
Shizuoka Bank	82,000	749,896
Showa Shell Sekiyu	36,300	357,601
SMC	9,600	2,517,561
SoftBank	162,300	9,661,437
Sony	180,200	3,678,054
Sony Financial Holdings	24,400	359,323
Stanley Electric	19,600	423,267
Sumitomo	198,400	2,037,875
Sumitomo Chemical	230,000	905,523
Sumitomo Electric Industries	121,800	1,521,321
Sumitomo Heavy Industries	79,000	424,975
Sumitomo Metal Mining	83,000	1,238,040
Sumitomo Mitsui Financial Group	215,700	7,798,794
Sumitomo Mitsui Trust Holdings	581,460	2,227,346
Sumitomo Realty & Development	63,000	2,146,536
Sumitomo Rubber Industries	23,600	350,869
Suntory Beverage & Food	21,800	753,237
Suruga Bank	28,300	520,112
Suzuken	10,500	290,070
Suzuki Motor	58,600	1,756,234
Sysmex	22,400	994,251
T&D Holdings	90,700	1,087,389
Taiheiyo Cement	198,000	621,253
Taisei	192,000	1,089,117

LVIP SSgA International Index Fund—11

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Taisho Pharmaceutical Holdings	4,800	$293,307
Taiyo Nippon Sanso	34,000	374,324
Takashimaya	42,000	335,385
Takeda Pharmaceutical	134,600	5,572,610
TDK	20,700	1,219,238
Teijin	135,000	358,847
Terumo	48,900	1,109,940
THK	16,500	396,559
Tobu Railway	169,000	722,728
Toho	17,100	388,023
Toho Gas	58,000	283,781
Tohoku Electric Power	67,100	780,873
Tokio Marine Holdings	119,000	3,865,169
†Tokyo Electric Power	235,400	957,526
Tokyo Electron	27,600	2,093,089
Tokyo Gas	372,000	2,007,355
Tokyo Tatemono	64,000	465,807
Tokyu	178,000	1,103,064
Tokyu Fudosan Holdings	72,000	499,600
TonenGeneral Sekiyu	39,000	332,955
Toppan Printing	86,000	558,827
Toray Industries	259,000	2,069,579
Toshiba	657,000	2,770,998
TOTO	44,000	511,882
Toyo Seikan Kaisha	22,000	273,297
Toyo Suisan Kaisha	14,000	450,822
Toyoda Gosei	15,200	305,762
Toyota Industries	25,800	1,322,406
Toyota Motor	458,900	28,599,840
Toyota Tsusho	35,000	813,115
Trend Micro	18,500	511,258
Unicharm	58,300	1,397,515
United Urban Investment	394	620,256
USS	31,700	487,101
West Japan Railway	29,800	1,409,010
Yahoo Japan	219,300	786,020
Yakult Honsha	13,000	686,262
Yamada Denki	149,900	502,975
Yamaguchi Financial Group	32,000	328,897
Yamaha	25,900	381,795
Yamaha Motor	43,500	870,390
Yamato Holdings	56,800	1,124,830
Yamato Kogyo	5,900	165,028
Yamazaki Baking	17,000	209,785
Yaskawa Electric	35,500	453,484
Yokogawa Electric	31,000	340,193
Yokohama Rubber	32,000	291,395

		433,640,646

Luxembourg–0.34%
†Altice	13,100	1,034,479
ArcelorMittal	161,711	1,771,689

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Luxembourg (continued)
Millicom International Cellular SDR	10,274	$761,248
RTL Group	6,015	573,567
SES FDR	53,702	1,930,943
Tenaris	85,654	1,294,305

		7,366,231

Mexico–0.02%
Fresnillo	32,375	384,725

		384,725

Netherlands–4.30%
AEGON	318,904	2,396,874
Akzo Nobel	42,099	2,912,832
ASML Holding	60,780	6,567,125
CNH Industrial	172,123	1,393,349
Corio	10,307	504,753
Delta Lloyd	31,199	686,077
Gemalto	12,019	980,900
Heineken	39,904	2,833,490
Heineken Holding	15,794	988,729
†ING Groep CVA	652,671	8,432,290
Koninklijke Ahold	150,609	2,676,754
Koninklijke Boskalis Westminster	14,511	793,825
Koninklijke DSM	30,437	1,856,444
Koninklijke KPN	568,418	1,794,694
Koninklijke Philips Electronics	163,596	4,741,994
Koninklijke Vopak	11,600	601,831
†NN Group	23,016	687,108
†OCI	15,255	530,414
†QIAGEN	35,235	820,731
Randstad Holding	22,091	1,062,939
Royal Dutch Shell Class A	662,479	22,105,996
Royal Dutch Shell Class B	411,148	14,203,772
TNT Express	74,375	495,814
Unilever CVA	275,036	10,758,785
Wolters Kluwer	54,061	1,649,683

		92,477,203

New Zealand–0.16%
Auckland International Airport	168,953	555,954
Contact Energy	57,389	285,022
Fletcher Building	102,878	662,863
Meridian Energy Class PPS	274,764	375,378
Mighty River Power	154,373	358,041
Ryman Healthcare	58,695	389,367
Telecom New Zealand	284,798	690,441

		3,317,066

Norway–0.59%
DNB	157,050	2,313,791
Gjensidige Forsikring	31,313	510,330
Norsk Hydro	209,752	1,180,115
Orkla	122,722	834,418

LVIP SSgA International Index Fund—12

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Norway (continued)
Seadrill	61,742	$713,504
Statoil	192,396	3,383,399
Telenor	122,274	2,470,450
Yara International	27,909	1,241,356

		12,647,363

Portugal–0.14%
†Banco Comercial Portugues Class R	5,144,244	403,672
EDP	412,560	1,599,761
Galp Energia	62,209	631,733
Jeronimo Martins	39,399	394,793

		3,029,959

Singapore–1.44%
Ascendas Real Estate Investment Trust	325,000	582,948
CapitaCommercial Trust	294,000	388,140
CapitaLand	393,000	977,099
CapitaMall Trust	405,000	621,802
City Developments	63,000	486,029
ComfortDelGro	318,000	622,277
DBS Group Holdings	283,552	4,389,596
Genting Singapore	955,800	774,926
Global Logistic Properties	492,000	917,251
Golden Agri-Resources	1,199,480	415,122
Hutchison Port Holdings Trust	909,400	624,994
Jardine Cycle & Carriage	17,000	544,619
Keppel	259,815	1,731,700
Keppel Land	106,523	274,406
OCBC Bank	499,669	3,931,231
Sembcorp Industries	151,000	505,683
SembCorp Marine	131,000	321,422
Singapore Airlines	83,000	724,019
Singapore Exchange	126,000	740,741
Singapore Press Holdings	241,000	765,018
Singapore Technologies Engineering	239,000	611,720
Singapore Telecommunications	1,313,000	3,853,910
StarHub	118,000	368,661
Suntec Real Estate Investment Trust	451,000	667,146
United Overseas Bank	221,397	4,085,518
UOL Group	73,832	385,963
Wilmar International	294,000	716,344

		31,028,285

Spain–3.35%
Abertis Infraestructuras	63,119	1,251,636
ACS	28,098	979,358
Amadeus IT Holding	73,786	2,938,699
Banco Bilbao Vizcaya Argentaria	1,002,955	9,472,315
Banco de Sabadell	608,247	1,609,398
Banco Popular Espanol	318,808	1,589,204
Banco Santander	2,078,743	17,447,138
†Bankia	835,065	1,239,176
Bankinter	120,397	967,235

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Spain (continued)
CaixaBank	406,965	$2,132,440
Distribuidora Internacional de Alimentacion	94,473	640,157
Enagas	30,995	977,615
Ferrovial	64,394	1,272,951
Gas Natural SDG	62,405	1,567,650
Grifols	22,781	909,043
Iberdrola	879,125	5,925,957
Inditex	186,149	5,309,973
Mapfre	133,095	449,859
Red Electrica	19,282	1,699,736
Repsol YPF	164,831	3,085,774
Telefonica	711,537	10,215,909
Zardoya Otis	24,729	274,235

		71,955,458

Sweden–2.94%
Alfa Laval	49,082	928,125
Assa Abloy Class B	54,033	2,853,816
Atlas Copco Class A	116,041	3,228,898
Atlas Copco Class B	64,423	1,649,078
Boliden	42,382	677,464
Electrolux Class B	39,106	1,142,640
Elekta Class B	68,131	696,552
Ericsson LM Class B	517,475	6,265,602
Getinge Class B	35,029	797,689
Hennes & Mauritz Class B	161,295	6,700,961
Hexagon Class B	43,305	1,335,931
Husqvarna Class B	76,246	560,440
ICA Gruppen	14,943	581,852
Industrivarden Class C	25,640	445,060
Investment Kinnevik Class B	36,782	1,196,115
Investor Class B	73,700	2,679,555
†Lundin Petroleum	36,176	517,688
Nordea Bank	516,584	5,979,827
Sandvik	188,613	1,833,888
Securitas Class B	44,925	543,486
Skandinaviska Enskilda Banken Class A	246,064	3,124,639
Skanska Class B	58,638	1,258,974
SKF Class B	66,956	1,410,454
Svenska Cellulosa Class B	96,263	2,075,292
Svenska Handelsbanken Class A	85,699	4,009,649
Swedbank Class A	155,605	3,860,680
Swedish Match	34,439	1,079,123
Tele2 Class B	49,952	605,299
TeliaSonera	389,308	2,502,988
Volvo Class B	247,442	2,668,272

		63,210,037

Switzerland–9.53%
†ABB	372,586	7,883,227

LVIP SSgA International Index Fund—13

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
Actelion	16,722	$1,925,055
Adecco	27,813	1,911,846
Aryzta	13,724	1,054,683
Baloise Holding	8,008	1,023,515
Barry Callebaut	344	352,678
Cie Financiere Richemont Class A	88,434	7,840,437
Coca-Cola HBC	29,554	562,621
Credit Suisse Group	259,325	6,514,568
EMS-Chemie Holding	1,211	490,241
Geberit	6,055	2,048,424
Givaudan	1,494	2,680,023
Glencore International	1,796,687	8,292,134
Holcim	36,853	2,634,406
†Julius Baer Group	36,933	1,686,287
Kuehne & Nagel International Class R	8,242	1,119,555
Lindt & Spruengli Class R	16	923,230
Lindt & Spruengli PC	140	692,226
Lonza Group	8,938	1,006,344
Nestle	540,686	39,416,558
Novartis	385,769	35,777,558
Pargesa Holding Bearer Shares	4,834	373,020
Partners Group Holding	2,857	831,208
Roche Holding	117,838	31,927,289
Schindler Holding	4,023	577,027
Schindler Holding PC	7,686	1,109,583
SGS	880	1,796,934
Sika Bearer Shares	336	991,180
Sonova Holding	9,098	1,336,592
STMicroelectronics	93,078	694,505
Sulzer	4,424	473,241
Swatch Group	5,043	2,240,385
Swatch Group Bearer Shares	7,766	671,772
Swiss Life Holding	4,915	1,161,669
Swiss Prime Site	8,926	655,399
Swiss Re	60,140	5,038,031
Swisscom	3,727	1,955,697
Syngenta	15,225	4,897,238
Transocean	59,076	1,084,038
†UBS Group	616,592	10,599,032
Wolseley	44,649	2,552,336
†Zurich Insurance Group	25,329	7,915,372

		204,717,164

United Kingdom–17.74%
3i Group	152,165	1,060,876
Aberdeen Asset Management	139,123	929,494
Admiral Group	28,308	580,667
Aggreko	39,208	914,212
AMEC Foster Wheeler	68,198	900,559
Anglo American	228,988	4,236,753
Antofagasta	57,751	672,827
ARM Holdings	242,263	3,721,258

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Ashtead Group	87,092	$1,546,547
Associated British Foods	61,707	3,016,411
AstraZeneca	212,583	15,012,965
Aviva	506,531	3,805,271
Babcock International Group	38,977	638,450
BAE Systems	541,982	3,963,111
Barclays	2,774,220	10,427,872
BG Group	577,755	7,730,352
BHP Billiton	357,733	7,665,713
BP	3,096,606	19,653,410
British American Tobacco	313,530	16,988,302
British Land	170,388	2,054,386
British Sky Broadcasting Group	180,030	2,512,234
BT Group	1,377,768	8,568,703
Bunzl	59,747	1,633,106
Burberry Group	78,328	1,987,061
Capita	117,067	1,962,690
Capital Shopping Centres Group	151,559	783,450
Carnival	33,231	1,501,788
Centrica	863,301	3,738,851
Cobham	175,520	881,008
Compass Group	275,292	4,704,930
Croda International	20,030	826,620
Diageo	423,633	12,134,286
Direct Line Insurance Group	229,679	1,038,841
Dixons Carphone	153,105	1,103,281
easyJet	25,867	669,328
†Fiat Chrysler Automobiles	147,674	1,715,935
G4S	242,856	1,047,455
GKN	294,248	1,566,004
GlaxoSmithKline	815,610	17,495,517
Hammerson	122,755	1,149,442
Hargreaves Lansdown	34,732	543,378
HSBC Holdings	3,213,002	30,358,188
ICAP	84,379	590,761
IMI	39,928	781,049
Imperial Tobacco Group	162,429	7,149,122
Inmarsat	67,267	833,968
Intercontinental Hotels Group Loan	36,966	1,487,186
†International Consolidated Airlines Group	102,223	769,442
†International Consolidated Airlines Group (London Stock Exchange)	60,078	447,537
Intertek Group	24,322	880,149
Investec	86,438	724,108
ITV	672,350	2,242,481
Johnson Matthey	36,309	1,909,999
Kingfisher	417,530	2,206,838
Land Securities Group	132,377	2,379,255
Legal & General Group	1,020,812	3,941,000
†Liberty Global Class A	5,505	276,379
†Liberty Global Class C	13,581	656,098

LVIP SSgA International Index Fund—14

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
†Lloyds Banking Group	9,633,893	$11,330,507
London Stock Exchange Group	36,522	1,256,525
Marks & Spencer Group	287,310	2,127,084
Meggitt	128,773	1,035,748
Melrose Industries	158,104	654,380
#Merlin Entertainments 144A	99,164	613,513
National Grid	637,971	9,051,189
Next	26,659	2,827,008
Old Mutual	855,083	2,519,747
Pearson	142,714	2,635,322
Persimmon	47,874	1,169,119
Petrofac	37,994	413,852
Prudential	433,626	10,023,919
Randgold Resources	13,471	914,429
Reckitt Benckiser Group	109,989	8,907,295
Reed Elsevier	189,379	3,234,552
Reed Elsevier	121,351	2,897,936
Resolution	255,304	1,449,744
Rexam	109,921	773,744
Rio Tinto	215,110	9,914,663
†Rolls-Royce Holdings	310,359	4,168,777
†Royal Bank of Scotland Group	440,200	2,677,915
Royal Mail	100,422	669,121
†RSA Insurance Group	156,973	1,059,662
SABMiller	163,747	8,535,225
Sage Group	196,607	1,419,828
Sainsbury (J.)	189,939	725,224
Schroders	23,299	968,235
Segro	113,659	651,032
Severn Trent	36,960	1,152,607
Smith & Nephew	149,294	2,691,803
Smiths Group	61,765	1,050,124
†Sports Direct International	39,327	432,569
SSE	160,521	4,055,377
Standard Chartered	420,111	6,282,330
Standard Life	416,193	2,577,687
Subsea 7	42,965	439,126
Tate & Lyle	68,705	643,646
TESCO	1,336,779	3,897,146
Travis Perkins	37,813	1,088,270
Tullow Oil	139,390	898,163

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Unilever	217,168	$8,822,006
United Utilities Group	121,692	1,728,282
Vodafone Group	4,461,862	15,296,097
Weir Group	32,941	944,487
Whitbread	30,586	2,263,263
William Hill	130,580	733,647
WM Morrison Supermarkets	337,113	961,749

		381,300,578

Total Common Stock (Cost $1,877,072,740)		2,054,158,562

ΔPREFERRED STOCK–0.59%
Germany–0.59%
Bayerische Motoren Werke 2.62%	8,838	722,062
Fuchs Petrolub 0.70%	12,670	504,633
Henkel 1.22%	29,556	3,183,710
Porsche Automobil Holding 2.01%	26,841	2,170,701
Volkswagen 4.06%	27,654	6,146,249

Total Preferred Stock (Cost $10,640,472)		12,727,355

ΔRIGHTS–0.01%
Spain–0.01%
†Banco Bilbao Vizcaya Argentaria	1,002,955	95,876
†Repsol	164,831	91,150

		187,026

Total Rights (Cost $100,322)		187,026

MONEY MARKET FUND–3.11%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	66,927,785	66,927,785

Total Money Market Fund (Cost $66,927,785)		66,927,785

TOTAL VALUE OF SECURITIES–99.28% (Cost $1,954,741,319)	2,134,000,728
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.72%	15,480,518

NET ASSETS APPLICABLE TO 248,295,060 SHARES OUTSTANDING–100.00%	$2,149,481,246

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND STANDARD CLASS ($1,861,073,425 / 214,989,717 Shares)	$8.657

NET ASSET VALUE–LVIP SSgA INTERNATIONAL INDEX FUND SERVICE CLASS ($288,407,821 / 33,305,343 Shares)	$8.660

LVIP SSgA International Index Fund–15

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$2,022,006,746
Undistributed net investment income	6,900,971
Accumulated net realized loss on investments	(57,544,096)
Net unrealized appreciation of investments and derivatives	178,117,625

Total net assets	$2,149,481,246

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2014, the aggregate value of Rule 144A securities was $1,036,491, which represents 0.05% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $3,868,940 cash pledged as collateral for futures contracts, $699,020 cash due to custodian and $762,772 payable for fund shares redeemed as of December 31, 2014.

*	If dividend payments are received, the tax withholding rate is at a reduced amount of 15%, rather than 25%.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $0, which represents 0.00% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following futures contract was outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
932	E-mini MSCI EAFE Index	$82,557,700	$81,918,140	3/24/15	$(639,560)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

CDI–Chess Depository Interest

CVA–Dutch Certificate

FDR–Fiduciary Depositary Receipt

PC–Participation Certificate

REIT–Real Estate Investment Trust

RSP–Risparmio Italian Savings Shares

SCpA–Italian Consortium Joint-Stock Company

SDR–Special Drawing Right

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–16

LVIP SSgA International Index Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$77,464,842
Foreign tax withheld	(4,595,428)

72,869,414

EXPENSES:
Management fees	8,073,632
Distribution fees-Service Class	764,600
Index fees	659,403
Accounting and administration expenses	483,284
Custodian fees	210,063
Pricing fees	99,859
Professional fees	93,867
Reports and statements to shareholders	80,140
Trustees’ fees and expenses	39,709
Consulting fees	3,405
Other	15,050

10,523,012
Less management fees waived	(1,045,481)

Total operating expenses	9,477,531

NET INVESTMENT INCOME	63,391,883

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(5,370,680)
Foreign currencies	(907,484)
Foreign currency exchange contracts	202,773
Futures contracts	(1,521,941)

Net realized loss	(7,597,332)

Net change in unrealized appreciation (depreciation) of:
Investments	(181,564,294)
Foreign currencies	(571,996)
Futures contracts	(4,590,605)

Net change in unrealized appreciation (depreciation)	(186,726,895)

NET REALIZED AND UNREALIZED LOSS	(194,324,227)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(130,932,344)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$63,391,883	$31,934,483
Net realized loss	(7,597,332)	(3,750,014)
Net change in unrealized appreciation (depreciation)	(186,726,895)	237,992,328

Net increase (decrease) in net assets resulting from operations	(130,932,344)	266,176,797

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(52,055,091)	(23,510,887)
Service Class	(7,405,877)	(4,109,883)

	(59,460,968)	(27,620,770)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	547,532,456	712,381,420
Service Class	35,498,317	104,037,857
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	52,055,091	23,510,886
Service Class	7,405,877	4,109,883

	642,491,741	844,040,046

Cost of shares redeemed:
Standard Class	(126,151,158)	(178,097,385)
Service Class	(44,464,052)	(55,092,635)

	(170,615,210)	(233,190,020)

Increase in net assets derived from capital share transactions	471,876,531	610,850,026

NET INCREASE IN NET ASSETS	281,483,219	849,406,053
NET ASSETS:
Beginning of year	1,867,998,027	1,018,591,974

End of year	$2,149,481,246	$1,867,998,027

Undistributed net investment income	$6,900,971	$922,337

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–17

LVIP SSgA International Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$9.458	$7.942	$6.851	$7.932	$7.511

Income (loss) from investment operations:
Net investment income[1]	0.300	0.202	0.206	0.201	0.163
Net realized and unrealized gain (loss)	(0.849)	1.461	1.031	(1.180)	0.364

Total from investment operations	(0.549)	1.663	1.237	(0.979)	0.527

Less dividends and distributions from:
Net investment income	(0.252)	(0.147)	(0.146)	(0.102)	(0.106)

Total dividends and distributions	(0.252)	(0.147)	(0.146)	(0.102)	(0.106)

Net asset value, end of period	$8.657	$9.458	$7.942	$6.851	$7.932

Total return[2]	(5.84% )	20.98%	18.13%	(12.38% )	7.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,861,073	$1,552,699	$800,954	$497,414	$187,470
Ratio of expenses to average net assets	0.43%	0.47%	0.50%	0.54%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.48%	0.51%	0.54%	0.58%	0.64%
Ratio of net investment income to average net assets	3.18%	2.32%	2.80%	2.71%	2.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.13%	2.28%	2.76%	2.67%	2.12%
Portfolio turnover	2%	6%	11%	19%	4%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–18

LVIP SSgA International Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$9.460	$7.944	$6.855	$7.934	$7.514

Income (loss) from investment operations:
Net investment income[1]	0.276	0.180	0.187	0.189	0.145
Net realized and unrealized gain (loss)	(0.847)	1.461	1.030	(1.186)	0.362

Total from investment operations	(0.571)	1.641	1.217	(0.997)	0.507

Less dividends and distributions from:
Net investment income	(0.229)	(0.125)	(0.128)	(0.082)	(0.087)

Total dividends and distributions	(0.229)	(0.125)	(0.128)	(0.082)	(0.087)

Net asset value, end of period	$8.660	$9.460	$7.944	$6.855	$7.934

Total return[2]	(6.08% )	20.69%	17.82%	(12.59% )	6.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$288,408	$315,299	$217,638	$213,401	$222,194
Ratio of expenses to average net assets	0.68%	0.72%	0.75%	0.79%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.76%	0.79%	0.83%	0.89%
Ratio of net investment income to average net assets	2.93%	2.07%	2.55%	2.46%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.88%	2.03%	2.51%	2.42%	1.87%
Portfolio turnover	2%	6%	11%	19%	4%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–19

LVIP SSgA International Index Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA International Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies), and to unaffiliated insurance companies. The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP SSgA International Index Fund–20

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $291 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% of the first $500 million of average daily net assets of the Fund; 0.05% of the next $500 million and 0.10% of the average daily net assets of the Fund in excess of $1 billion. This agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$80,802
Legal fees	22,327

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$595,866
Distribution fees payable to LFD	61,924

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP SSgA International Index Fund–21

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$499,725,538
Sales	44,461,741

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund was as follows:

Cost of investments	$1,997,742,806

Aggregate unrealized appreciation	$428,451,674
Aggregate unrealized depreciation	(292,193,752)

Net unrealized appreciation	$136,257,922

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$1,146,717	$152,322,011	$—	$153,468,728
Austria	—	4,125,233	—	4,125,233
Belgium	—	26,706,444	—	26,706,444
China	—	266,417	—	266,417
Denmark	296,624	30,731,323	—	31,027,947
Finland	575,017	17,856,378	—	18,431,395
France	2,480,348	193,398,936	—	195,879,284
Germany	493,839	176,484,963	—	176,978,802
Hong Kong	4,173,982	60,555,699	—	64,729,681
Ireland	—	21,938,055	—	21,938,055
Israel	—	12,299,970	—	12,299,970
Italy	—	43,231,891	—	43,231,891
Japan	746,765	432,893,881	—	433,640,646
Luxembourg	2,965,422	4,400,809	—	7,366,231
Mexico	—	384,725	—	384,725
Netherlands	—	92,477,203	—	92,477,203

LVIP SSgA International Index Fund–22

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
New Zealand	$—	$3,317,066	$—	$3,317,066
Norway	—	12,647,363	—	12,647,363
Portugal	—	3,029,959	—	3,029,959
Singapore	—	31,028,285	—	31,028,285
Spain	—	71,955,458	—	71,955,458
Sweden	696,552	62,513,485	—	63,210,037
Switzerland	12,503,230	192,213,934	—	204,717,164
United Kingdom	2,035,758	379,264,820	—	381,300,578
Preferred Stock	—	12,727,355	—	12,727,355
Rights	187,026	—	—	187,026
Money Market Fund	66,927,785	—	—	66,927,785

Total	$95,229,065	$2,038,771,663	$—	$2,134,000,728

Futures Contracts	$(639,560)	$—	$—	$(639,560)

The value of Level 3 investments was zero at the end of the period.

As a result of using international fair value pricing at December 31, 2014, the majority of the portfolio was categorized as Level 2.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$59,460,968	$27,620,770

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,022,006,746
Undistributed ordinary income	13,697,773
Capital loss carryforward	(21,978,971)
Unrealized appreciation	135,755,698

Net assets	$2,149,481,246

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, tax treatment of partnership investments and tax treatment of passive foreign investment companies (PFIC).

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, and PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014 the Fund recorded reclassifications as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$2,047,719	$(2,047,719)

LVIP SSgA International Index Fund–23

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2018	Short-Term	Long-Term	Total
$56,183	$4,647,512	$17,275,276	$21,978,971

*Capital Loss Carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	58,176,160	81,192,060
Service Class	3,819,696	11,846,340
Shares issued upon reinvestment of dividends and distributions:
Standard Class	5,901,131	2,550,265
Service Class	838,090	445,661

	68,735,077	96,034,326

Shares redeemed:
Standard Class	(13,259,598)	(20,426,143)
Service Class	(4,683,505)	(6,356,248)

	(17,943,103)	(26,782,391)

Net increase	50,791,974	69,251,935

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2014.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from

LVIP SSgA International Index Fund–24

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(639,560)

The effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$202,773	$—
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,521,941)	(4,590,605)

Total		$(1,319,168)	$(4,590,605)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$1,925,524	$17,309
Futures contracts (average notional value)	76,397,935	—

At December 31, 2014, the Fund posted $3,868,940 cash as collateral for futures contracts.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

LVIP SSgA International Index Fund–25

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA International Index Fund–26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA International Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA International Index Fund (one of the series the constituting Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA International Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP SSgA International Index Fund–27

LVIP SSgA International Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were above the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver and had agreed to add an additional breakpoint to the advisory fee waiver through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

LVIP SSgA International Index Fund–28

LVIP SSgA International Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the LVIP SSgA International Index Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that the subadviser was hired as a replication style index manager and the Fund’s tracking error relative to the benchmark over recent periods was in line with the Fund’s expenses and satisfactory. The Board concluded that the services provided by SSgA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which included breakpoints, and noted that the subadvisory fee for the Fund was lower than or within range of the fees charged by SSgA to other funds and clients with similar investment objectives as the Fund. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fee for the Fund was reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP SSgA International Index Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SSgA International Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA International Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA International Index Fund–32

LVIP SSgA International RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP SSgA International RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA International RPM Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (6.57%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI EAFE® NR Index1 returned (4.91%).

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index2 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index3 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered healthy returns during the year as it gained 5.97%.

During January 2014, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the third and fourth quarters of 2014 when volatility escalated in the equity markets, the volatility management strategy successfully reduced the Fund’s overall volatility Overall, the volatility management strategy detracted from results during 2014, a year which saw negative developed international equity results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA International Index Fund 2014 Annual Commentary (“Underlying Fund”)

On a sector basis, the Fund’s performance benefited from two of the ten sectors being positive, with the health care, utilities, and information technology sectors contributing the most positive.

On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included

Novartis AG

AstraZeneca PLC

Teva Pharmaceutical Industries Limited

Novo Nordisk A/S Class B

Orange SA

On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included

BHP Billiton Limited

BG Group plc

SoftBank Corp.

BP p.l.c.

HSBC Holdings plc

The Underlying Fund seeks to replicate the returns and characteristics of the MSCI EAFE® NR Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked reasonably in line with the MSCI EAFE® NR Index. The Fund may not always track the performance of the MSCI EAFE® NR Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund and differences between how and when the fund and the index are valued.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

LVIP SSgA International RPM Fund–1

LVIP SSgA International RPM Fund

2014 Annual Report Commentary (continued)

Growth of $10,000 invested 1/2/14 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA International RPM Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,343 for the Standard Class shares and to $9,320 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have decreased to $9,509. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
Inception (1/2/14)	– 6.57%

Service Class Shares
Inception (1/2/14)	– 6.80%

1

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP SSgA International RPM Fund–2

LVIP SSgA International RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14
Actual*
Standard Class Shares	$1,000.00	$886.50	0.25%	$1.19
Service Class Shares	1,000.00	885.30	0.50%	2.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests significantly all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSgA International RPM Fund–3

LVIP SSgA International RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	93.39%
International Equity Fund	93.39%
Unaffiliated Investment Company	6.61%
Money Market Fund	6.61%
Total Value of Securities	100.00%
Receivables and Other Assets Net of Liabilities	0.00%
Total Net Assets	100.00%

LVIP SSgA International RPM Fund–4

LVIP SSgA International RPM Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–93.39%
International Equity Fund–93.39%
*Lincoln Variable Insurance Products Trust– LVIP SSgA International Index Fund	1,790,008	$15,496,098

Total Affiliated Investment Company (Cost $16,565,117)		15,496,098

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–6.61%
Money Market Fund–6.61%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	1,096,511	$1,096,511

Total Unaffiliated Investment Company (Cost $1,096,511)		1,096,511

TOTAL VALUE OF SECURITIES–100.00% (Cost $17,661,628)	16,592,609
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.00%	538

NET ASSETS APPLICABLE TO 1,818,502 SHARES OUTSTANDING–100.00%	$16,593,147

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(4)	British Pound Currency	$(393,609)	$(389,250)	3/17/15	$4,359
(4)	Euro Currency	(625,733)	(605,350)	3/17/15	20,383
(17)	Euro STOXX 50 Index	(623,265)	(644,485)	3/24/15	(21,220)
(4)	FTSE 100 Index	(390,740)	(406,587)	3/24/15	(15,846)
(4)	Japanese Yen Currency	(426,738)	(417,450)	3/17/15	9,288
(3)	Nikkei 225 Index (OSE)	(417,285)	(437,088)	3/13/15	(19,803)

		$(2,877,370)			$(22,839)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International RPM Fund–5

LVIP SSgA International RPM Fund

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in affiliated investment companies, at value	$15,496,098
Investments in unaffiliated investment companies, at value	1,096,511
Cash collateral	108,882
Foreign currencies collateral, at value	34,162
Receivables for fund shares sold	15,352
Due from manager and affiliates	4,849
Cash	137
Dividends receivable from investment companies	9

TOTAL ASSETS	16,756,000

LIABILITIES:
Payable for investment companies purchased	127,005
Net unrealized depreciation from open futures contracts	22,839
Accrued expenses payable	6,718
Due to manager and affiliates	6,097
Payables for fund shares redeemed	194

TOTAL LIABILITIES	162,853

TOTAL NET ASSETS	$16,593,147

Investments in affiliated investment companies, at cost	$16,565,117
Investments in unaffiliated investment companies, at cost	1,096,511
Foreign currencies, at cost	34,162

Standard Class:
Net Assets	$9,342
Shares Outstanding	1,024
Net Asset Value	$9.123

Service Class:
Net Assets	$16,583,805
Shares Outstanding	1,817,478
Net Asset Value	$9.125

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$18,058,003
Distributions in excess of net investment income	(883)
Accumulated net realized loss on investments	(372,115)
Net unrealized depreciation of investments and derivatives	(1,091,858)

Total net assets	$16,593,147

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International RPM Fund–6

LVIP SSgA International RPM Fund

Statement of Operations

January 2, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends from affiliated investment companies	$406,158

EXPENSES:
Management fees	87,364
Accounting and administration expenses	33,812
Distribution fees-Service Class	27,942
Professional fees	18,824
Reports and statements to shareholders	2,918
Custodian fees	1,660
Pricing fees	175
Trustees’ fees and expenses	77
Consulting fees	11
Other	8

172,791
Less management fees waived	(64,373)
Less expenses reimbursed	(51,738)

Total operating expenses	56,680

NET INVESTMENT INCOME	349,478

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:
Investments in affiliated investment companies	(110,328)
Foreign currencies	(7,901)
Futures contracts	(261,787)

Net realized loss	(380,016)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(1,069,019)
Futures contracts	(22,839)

Net change in unrealized appreciation (depreciation)	(1,091,858)

NET REALIZED AND UNREALIZED LOSS	(1,471,874)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,122,396)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International RPM Fund

Statement of Changes in Net Assets

1/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$349,478
Net realized loss	(380,016)
Net change in unrealized appreciation (depreciation)	(1,091,858)

Net decrease in net assets resulting from operations	(1,122,396)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(222)
Service Class	(346,176)

(346,398)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	499,989
Service Class	24,391,502
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	222
Service Class	346,176

25,237,889

Cost of shares redeemed:
Standard Class	(496,468)
Service Class	(6,679,480)

(7,175,948)

Increase in net assets derived from capital share transactions	18,061,941

NET INCREASE IN NET ASSETS	16,593,147
NET ASSETS:
Beginning of period	—

End of period	$16,593,147

Distributions in excess of net investment income	$(883)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International RPM Fund–7

LVIP SSgA International RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA International RPM Fund
	Standard Class 1/2/14[1] to 12/31/14	Service Class 1/2/14[1] to 12/31/14

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.334	0.302
Net realized and unrealized loss	(0.989)	(0.981)

Total from investment operations	(0.655)	(0.679)

Less dividends and distributions from:
Net investment income	(0.222)	(0.196)

Total dividends and distributions	(0.222)	(0.196)

Net asset value, end of period	$9.123	$9.125

Total return[3]	(6.57)%	(6.80)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9	$16,584
Ratio of expenses to average net assets[4]	0.25%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.26%	1.51%
Ratio of net investment income to average net assets	3.27%	3.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.26%	2.01%
Portfolio turnover	46%	46%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International RPM Fund–8

LVIP SSgA International RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA International RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSgA International Index Fund (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The LVIP SSgA International Index Fund, which is advised by an unaffiliated sub-adviser, invests primarily in the securities of companies located in developed countries outside of the United States. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end Funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of the Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of the Underlying Fund’s NAV, see the Underlying Fund’s prospectus and statement of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates a tax position taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax position is “more-likely-than-not” of being sustained by the applicable tax authority. A tax position not deemed to meet the more-likely-than-not threshold is recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period January 2, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments, which is due to changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are

LVIP SSgA International RPM Fund–9

LVIP SSgA International RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period January 2, 2014* through December 31, 2014.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.76% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment adviser of the Underlying Fund (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.56% of the average daily net assets of the Fund. This agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the average daily net assets for the Standard Class and 0.50% for the Service Class. The agreement will continue at least through April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period January 2, 2014* through December 31, 2014, fees for the administrative and legal services amounted to:

Administrative fees	$410
Legal fees	117

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $722 for the period January 2, 2014* to December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$4,849
Management fees payable to LIAC	2,711
Distribution fees payable to LFD	3,386

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 100% of the Standard Class shares of the Fund.

* Date of commencement of operations.

LVIP SSgA International RPM Fund–10

LVIP SSgA International RPM Fund

Notes to Financial Statements (continued)

3. Investments

For the period January 2, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$21,879,429
Sales	5,203,984

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$17,716,410

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(1,123,801)

Net unrealized depreciation	$(1,123,801)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$16,592,609

Futures Contracts	$(22,839)

There were no Level 3 investments at the end of the period.

During the period January 2, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

LVIP SSgA International RPM Fund–11

LVIP SSgA International RPM Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities and net gains on foreign currency transactions are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period January 2, 2014* through December 31, 2014 was as follows:

1/2/14* to 12/31/14
Ordinary income	$346,398

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$18,058,003
Undistributed ordinary income	1,006
Capital loss carryforwards	(184,478)
Qualified late year capital losses deferred	(137,780)
Unrealized depreciation	(1,143,604)

Net assets	$16,593,147

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts and straddles, and qualified late year capital losses.

Qualified late year capital losses represent losses realized from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to distributions from underlying funds, tax treatment of gain (loss) on foreign currency transactions and disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the period ended January 2, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$(3,963)	$7,901	$(3,938)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)

Short-Term	Long-Term	Total
$85,296	$99,182	$184,478

* Date of commencement of operations.

LVIP SSgA International RPM Fund–12

LVIP SSgA International RPM Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

1/2/14* to 12/31/14
Shares sold:
Standard Class	50,000
Service Class	2,442,761
Shares issued upon reinvestment of dividends and distributions:
Standard Class	24
Service Class	37,669

2,530,454

Shares redeemed:
Standard Class	(49,000)
Service Class	(662,952)

(711,952)

Net increase	1,818,502

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2014, the Fund posted $108,882 cash and $34,162 foreign currencies as collateral for futures contracts.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	$34,030	Net unrealized depreciation from open futures contracts	$—
Equity contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	—	Net unrealized depreciation from open futures contracts	(56,869)

Total		$34,030		$(56,869)

LVIP SSgA International RPM Fund–13

LVIP SSgA International RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the period January 2, 2014** through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(101,111)	$34,030
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(160,676)	(56,869)

Total		$(261,787)	$(22,839)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period January 2, 2014** through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period January 2, 2014** through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$1,670,290	$679,811

** Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP SSgA International RPM Fund to LVIP SSgA International Managed Volatility Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements except as disclosed above.

LVIP SSgA International RPM Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA International RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA International RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA International RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP SSgA International RPM Fund–15

LVIP SSgA International RPM Fund

Other Fund Information (unaudited)

Tax Information

For the period January 2, 2014* through December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

* Date of commencement of operations.

LVIP SSgA International RPM Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SsgA International RPM Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA International RPM Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA International RPM Fund–19

LVIP SSgA Large Cap RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP SSgA Large Cap RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Large Cap RPM Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 6.49% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the S&P 500® Index1, returned 13.69%.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index2 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index3 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered healthy returns during the year as it gained 5.97%.

The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the year when the global equity markets were more volatile, the RPM overlay was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. During these periods of elevated volatility, the level of hedging within the Fund was increased to control the risk level of the Fund. Overall, the volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA S&P 500 Index Fund 2014 Annual Commentary (“Underlying Fund”)

On a sector basis, the Underlying Fund’s performance benefited from nine of ten sectors contributing positively with information technology, healthcare, and financial sectors contributing the most during the period.

On an individual securities’ basis, the largest positive contributors to the relative performance of the Underlying Fund during this period included

Apple Inc.

Microsoft Corporation

Berkshire Hathaway Inc. Class B

Intel Corporation

Wells Fargo & Company

On an individual securities’ basis, the prominent detractors to the relative performance of the Underlying Fund during this period included Amazon.com, Inc.

Exxon Mobil Corporation

International Business Machines Corporation

General Electric

Company Chevron Corporation

The Underlying Fund seeks to replicate the returns and characteristics of the S&P 500® Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Underlying Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Underlying Fund has tracked in line with the S&P 500® Index. The Underlying Fund may not always track the performance of the S&P 500® Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Underlying Fund and differences between how and when the Underlying Fund and the index are valued.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

LVIP SSgA Large Cap RPM Fund–1

LVIP SSgA Large Cap RPM Fund

2014 Annual Report Commentary (unaudited) (continued)

Growth of $10,000 invested 5/1/13 through 12/31/14

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Large Cap RPM Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,079 for the Standard Class shares and to $12,029 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $13,350. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 6.49%
Inception (5/1/13)	+ 11.96%

Service Class Shares
One Year	+ 6.23%
Inception (5/1/13)	+ 11.69%
1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP SSgA Large Cap RPM Fund–2

LVIP SSgA Large Cap RPM Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual
Standard Class Shares	$1,000.00	$1,026.40	0.25%	$1.28
Service Class Shares	1,000.00	1,025.10	0.50%	2.55

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSgA Large Cap RPM Fund–3

LVIP SSgA Large Cap RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	93.98%
Equity Fund	93.98%
Unaffiliated Investment Company	5.93%
Money Market Fund	5.93%
Total Value of Securities	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

LVIP SSgA Large Cap RPM Fund–4

LVIP SSgA Large Cap RPM Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANY–93.98%
Equity Fund–93.98%
*Lincoln Variable Insurance Products Trust– LVIP SSgA S&P 500 Index Fund	6,816,800	$99,872,944

Total Affiliated Investment Company (Cost $92,571,518)		99,872,944

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–5.93%
Money Market Fund–5.93%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	6,302,347	$6,302,347

Total Unaffiliated Investment Company (Cost $6,302,347)		6,302,347

TOTAL VALUE OF SECURITIES–99.91% (Cost $98,873,865)	106,175,291
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	97,923

NET ASSETS APPLICABLE TO 9,102,579 SHARES OUTSTANDING–100.00%	$106,273,214

* Standard Class shares.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
37 E-mini S&P 500 Index	$3,843,458	$3,796,940	3/24/15	$(46,518)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund–5

LVIP SSgA Large Cap RPM Fund

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in affiliated investment company, at value	$99,872,944
Investments in unaffiliated investment company, at value	6,302,347
Cash collateral	171,763
Receivable for fund shares sold	113,175
Expense reimbursement from LIAC	7,940
Dividends receivable from investment company	57

TOTAL ASSETS	106,468,226

LIABILITIES:
Payable for investment company purchased	92,695
Net unrealized depreciation from open futures contracts	46,518
Due to manager and affiliates	38,295
Payable for fund shares redeemed	9,328
Accrued expenses payable	8,176

TOTAL LIABILITIES	195,012

TOTAL NET ASSETS	$106,273,214

Investments in affiliated investment company, at cost	$92,571,518
Investments in unaffiliated investment company, at cost	6,302,347

Standard Class:
Net Assets	$13,334
Shares Outstanding	1,142
Net Asset Value	$11.676

Service Class:
Net Assets	$106,259,880
Shares Outstanding	9,101,437
Net Asset Value	$11.675

COMPONENTS OF NET ASSETS AT DECEMBER 31 2014:
Shares of beneficial interest (unlimited authorization–no par)	$102,417,656
Undistributed net investment income	101,006
Accumulated net realized loss on investments	(3,500,356)
Net unrealized appreciation of investments and derivatives	7,254,908

Total net assets	$106,273,214

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund–6

LVIP SSgA Large Cap RPM Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends from affiliated investment company	$1,725,863
Dividends from unaffiliated investment company	525

1,726,388

EXPENSES:
Management fees	431,231
Distribution fees-Service Class	153,820
Accounting and administration expenses	50,071
Professional fees	17,997
Reports and statements to shareholders	6,513
Consulting fees	3,669
Custodian fees	1,494
Trustees’ fees and expenses	772
Pricing fees	77
Other	90

665,734
Less management fees waived	(308,022)
Less expenses reimbursed	(49,881)

Total operating expenses	307,831

NET INVESTMENT INCOME	1,418,557

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment company	665,496
Sale of investments in affiliated investment company	(5,168)
Futures contracts	(3,211,947)

Net realized loss	(2,551,619)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment company	5,631,248
Futures contracts	(137,352)

Net change in unrealized appreciation (depreciation)	5,493,896

NET REALIZED AND UNREALIZED GAIN	2,942,277

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,360,834

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund

Statements of Changes in Net Assets

	Year Ended 12/31/14	5/1/13* to 12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,418,557	$308,821
Net realized loss	(2,551,619)	(323,936)
Net change in unrealized appreciation (depreciation)	5,493,896	1,761,012

Net increase in net assets resulting from operations	4,360,834	1,745,897

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(276)	(1,496)
Service Class	(1,942,032)	(308,930)
Return of capital:
Standard Class	—	(2)
Service Class	—	(514)

	(1,942,308)	(310,942)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,010	101,300
Service Class	84,597,885	27,936,663
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	276	1,498
Service Class	1,942,032	309,444

	86,555,203	28,348,905

Cost of shares redeemed:
Standard Class	(120,409)	—
Service Class	(10,347,340)	(2,016,626)

	(10,467,749)	(2,016,626)

Increase in net assets derived from capital share transactions	76,087,454	26,332,279

NET INCREASE IN NET ASSETS	78,505,980	27,767,234
NET ASSETS:
Beginning of year	27,767,234	—

End of year	$106,273,214	$27,767,234

Undistributed net investment income	$101,006	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund–7

LVIP SSgA Large Cap RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap RPM Fund Standard Class
	Year Ended 12/31/14	5/1/13[1] to 12/31/13

Net asset value, beginning of period	$11.194	$10.000

Income from investment operations:
Net investment income[2]	0.287	0.310
Net realized and unrealized gain	0.442	1.032

Total from investment operations	0.729	1.342

Less dividends and distributions from:
Net investment income	(0.247)	(0.148)
Return of capital	—	— [3]

Total dividends and distributions	(0.247)	(0.148)

Net asset value, end of period	$11.676	$11.194

Total return[4]	6.49%	13.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13	$115
Ratio of expenses to average net assets[5]	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[5]	0.83%	1.41%
Ratio of net investment income to average net assets	2.54%	4.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	3.21%
Portfolio turnover	8%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $2 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund–8

LVIP SSgA Large Cap RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap RPM Fund Service Class
	Year Ended 12/31/14	5/1/13[1] to 12/31/13

Net asset value, beginning of period	$11.193	$10.000

Income from investment operations:
Net investment income[2]	0.265	0.298
Net realized and unrealized gain	0.435	1.025

Total from investment operations	0.700	1.323

Less dividends and distributions from:
Net investment income	(0.218)	(0.130)
Return of capital	—	— [3]

Total dividends and distributions	(0.218)	(0.130)

Net asset value, end of period	$11.675	$11.193

Total return[4]	6.23%	13.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$106,260	$27,652
Ratio of expenses to average net assets[5]	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[5]	1.08%	1.66%
Ratio of net investment income to average net assets	2.29%	4.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	2.97%
Portfolio turnover	8%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $514 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap RPM Fund–9

LVIP SSgA Large Cap RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Large Cap RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSgA S&P 500 Index Fund (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The LVIP S&P 500 Index Fund, which is advised by an unaffiliated adviser, invests primarily in stocks that make up the S&P 500 Index and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2013-December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidlines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

LVIP SSgA Large Cap RPM Fund–10

LVIP SSgA Large Cap RPM Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.50% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the average daily net assets for the Standard Class and 0.50% for the Service Class. The agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$2,231
Legal fees	626

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $3,817 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$7,940
Management fees payable to LIAC	17,021
Distribution fees payable to LFD	21,274

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 89.38% of the Standard Class shares of the Fund.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$73,668,753
Sales	4,959,300

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$98,894,256

Aggregate unrealized appreciation	$7,281,035
Aggregate unrealized depreciation	—

Net unrealized appreciation	$7,281,035

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LVIP SSgA Large Cap RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$106,175,291

Futures Contracts	$(46,518)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2014 and the period May 1, 2013* through December 31, 2013 was as follow:

	Year Ended 12/31/14	5/1/13* to 12/31/13
Ordinary income	$1,942,308	$310,426
Return of capital	—	516

Total	$1,942,308	$310,942

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$102,417,656
Undistributed ordinary income	101,006
Capital loss carryforwards	(98,179)
Straddle loss deferred	(3,428,304)
Unrealized appreciation	7,281,035

Net assets	$106,273,214

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts and straddles.

LVIP SSgA Large Cap RPM Fund–12

LVIP SSgA Large Cap RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$624,757	$(624,757)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes

Post-Enactment Losses (No Expiration)

Short-Term	Long-Term	Total
$48,695	$49,484	$98,179

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/14	5/1/13* to 12/31/13
Shares sold:
Standard Class	1,352	10,125
Service Class	7,361,588	2,630,348
Shares issued upon reinvestment of dividends and distributions:
Standard Class	23	134
Service Class	164,649	27,753

	7,527,612	2,668,360

Shares redeemed:
Standard Class	(10,492)	—
Service Class	(895,294)	(187,607)

	(905,786)	(187,607)

Net increase	6,621,826	2,480,753

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2014, the Fund posted $171,763 cash as collateral for futures contracts.

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LVIP SSgA Large Cap RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	$—	Net unrealized depreciation from open futures contracts	$(46,518)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,211,947)	$(137,352)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$5,317,885	$4,772,184

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from the LVIP SSgA Large Cap RPM Fund to the LVIP SSgA Large Cap Managed Volatility Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements except as disclosed above.

LVIP SSgA Large Cap RPM Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Large Cap RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA Large Cap RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Large Cap RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

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LVIP SSgA Large Cap RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Fund.

Based upon its review of the information provided, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement.

The Board considered that the RPM Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund’s.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar S&P 500 Tracking funds category and the S&P 500 Daily Risk Control 10% Ttl Rtn Index. The Board noted the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered that the Fund commenced operations in April 2013, which provided a limited period of time to evaluate investment performance. The Board

LVIP SSgA Large Cap RPM Fund–16

LVIP SSgA Large Cap RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

also considered that the Fund was managed to reduce equity market risk and that during periods of rising equity markets that the Fund would be expected to underperform peer funds that were not risk managed. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund, giving effect to the advisory fee waiver, was below the median investment management fee of the Morningstar expense peer group. The Board considered that the Fund invested in an underlying fund and that the Fund’s next expense ratio, plus acquired fund fees and expenses (“AFFE”) was above the median expense ratio including AFFE of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation through April 30, 2015 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP SSgA Large Cap RPM Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SSgA Large Cap RPM Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA Large Cap RPM Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Large Cap RPM Fund–20

LVIP SSgA Mid-Cap Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP SSgA Mid-Cap Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Mid-Cap Index Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 1.35% (Standard Class shares with distributions reinvested) since inception on September 2, 2014, while its benchmark, the S&P MidCap 400® Index1, returned 1.51% during the same period.

In September, the ECB unexpectedly cut administered rates. The ECB also announced that an ABS purchase program and a covered bond purchase program would begin in October. Later in the month, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of US military action against ISIS.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. US airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500® Index2 was down 5.5% and MSCI EAFE® NR Index was off 6.45%. In the middle of the month, US banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the US economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500® Index began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

Seven of the ten sectors of the S&P MidCap 400® Index had positive returns for the quarter. The Fund’s performance had the biggest positive contributions from financials, health care, and consumer discretionary.

On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included Skyworks Solutions, Inc.

Cubist Pharmaceuticals, Inc.

Alaska Air Group, Inc.

CDK Global Inc

Advance Auto Parts, Inc.

On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included

SM Energy Company

Trinity Industries, Inc.

WPX Energy, Inc. Class A

Salix Pharmaceuticals, Ltd.

Patterson-UTI Energy, Inc.

The Fund seeks to replicate the returns and characteristics of the S&P MidCap 400® Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked in line with the S&P MidCap 400® Index. The Fund may not always track the performance of the S&P MidCap 400® Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund and differences between how and when the fund and the index are valued.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Mid-Cap Index Fund shares on 9/2/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,135 for the Standard Class shares and to $10,127 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have increased to $10,151. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSgA Mid-Cap Index Fund–1

LVIP SSgA Mid-Cap Index Fund

2014 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

Inception (9/2/14)	+ 1.35%

Service Class Shares

Inception (9/2/14)	+ 1.27%

1	The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA Mid-Cap Index Fund–2

LVIP SSgA Mid-Cap Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the September 2, 2014* to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 2, 2014* to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual*
Standard Class Shares	$1,000.00	$1,013.50	0.33%	$1.10
Service Class Shares	1,000.00	1,012.70	0.58%	1.93

Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,023.54	0.33%	$1.68
Service Class Shares	1,000.00	1,022.28	0.58%	2.96

*

The Fund commenced operations on September 2, 2014. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over theperiod, multiplied by 121/365 (to reflect the actual since inception).

**

“Expenses Paid During Period” for “Hypothetical” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Mid-Cap Index Fund–3

LVIP SSgA Mid-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	97.23%

Aerospace & Defense	1.65%
Airlines	0.71%
Auto Components	0.31%
Automobiles	0.15%
Banks	4.66%
Biotechnology	0.82%
Building Products	0.93%
Capital Markets	1.60%
Chemicals	2.94%
Commercial Services & Supplies	1.96%
Communications Equipment	1.10%
Construction & Engineering	0.51%
Construction Materials	0.23%
Consumer Finance	0.25%
Containers & Packaging	2.00%
Distributors	0.51%
Diversified Consumer Services	1.02%
Diversified Financial Services	0.64%
Electric Utilities	1.73%
Electrical Equipment	0.91%
Electronic Equipment, Instruments & Components	3.63%
Energy Equipment & Services	2.04%
Food & Staples Retailing	0.35%
Food Products	1.86%
Gas Utilities	1.62%
Health Care Equipment & Supplies	3.16%
Health Care Providers & Services	3.28%
Health Care Technology	0.24%
Hotels, Restaurants & Leisure	1.51%
Household Durables	1.68%
Household Products	1.11%
Industrial Conglomerates	0.34%
Insurance	4.76%
Internet & Catalog Retail	0.15%
Internet Software & Services	1.29%
IT Services	2.80%
Leisure Products	0.84%
Life Sciences Tools & Services	1.39%
Machinery	4.55%
Marine	0.27%
Media	1.30%

Security Type/Sector	Percentage of Net Assets

Metals & Mining	1.71%
Multiline Retail	0.25%
Multi-Utilities	1.07%
Oil, Gas & Consumable Fuels	1.89%
Paper & Forest Products	0.29%
Pharmaceuticals	1.10%
Professional Services	1.03%
Real Estate Investment Trusts	9.72%
Real Estate Management & Development	0.50%
Road & Rail	1.49%
Semiconductors & Semiconductor Equipment	3.41%
Software	3.86%
Specialty Retail	4.18%
Technology Hardware, Storage & Peripherals	0.77%
Textiles, Apparel & Luxury Goods	1.37%
Thrifts & Mortgage Finance	0.62%
Trading Companies & Distributors	0.74%
Water Utilities	0.28%
Wireless Telecommunication Services	0.15%

Money Market Fund	2.89%

Total Value of Securities	100.12%

Liabilities Net of Receivables and Other Assets	(0.12%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Skyworks Solutions	0.83%
Equinix	0.74%
Advance Auto Parts	0.70%
SL Green Realty	0.69%
Henry Schein	0.69%
Hanesbrands	0.67%
Endo International	0.66%
Realty Income	0.64%
Signet Jewelers	0.63%
Church & Dwight	0.63%

Total	6.88%

LVIP SSgA Mid-Cap Index Fund–4

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.23%
Aerospace & Defense–1.65%
Alliant Techsystems	13,259	$1,541,359
†B/E Aerospace	43,182	2,505,420
†Esterline Technologies	13,259	1,454,247
Exelis	77,249	1,354,175
Huntington Ingalls Industries	20,090	2,259,321
†KLX	21,591	890,629
Triumph Group	21,096	1,418,073

		11,423,224

Airlines–0.71%
Alaska Air Group	55,353	3,307,895
†JetBlue Airways	100,521	1,594,263

		4,902,158

Auto Components–0.31%
Gentex	59,969	2,166,680

		2,166,680

Automobiles–0.15%
Thor Industries	18,982	1,060,524

		1,060,524

Banks–4.66%
Associated Banc-Corp	63,494	1,182,893
BancorpSouth	35,056	789,111
Bank of Hawaii	18,182	1,078,374
Cathay General Bancorp	30,436	778,857
City National	19,888	1,607,149
Commerce Bancshares	33,956	1,476,766
Cullen/Frost Bankers	22,498	1,589,259
East West Bancorp	58,864	2,278,625
First Horizon National	97,236	1,320,465
First Niagara Financial Group	145,152	1,223,631
FirstMerit	67,804	1,280,818
Fulton Financial	77,048	952,313
Hancock Holding	33,552	1,030,046
International Bancshares	23,905	634,439
PacWest Bancorp	39,730	1,806,126
Prosperity Bancshares	24,610	1,362,410
†Signature Bank	20,792	2,618,960
†SVB Financial Group	20,792	2,413,327
Synovus Financial	57,056	1,545,647
TCF Financial	68,407	1,086,987
Trustmark	27,624	677,893
Umpqua Holdings	89,144	1,516,339
Valley National Bancorp	90,169	875,541
Webster Financial	37,066	1,205,757

		32,331,733

Biotechnology–0.82%
†Cubist Pharmaceuticals	31,320	3,152,358
†United Therapeutics	19,781	2,561,442

		5,713,800

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Building Products–0.93%
Fortune Brands Home & Security	65,006	$2,942,822
Lennox International	18,483	1,757,179
Smith (A.O.)	31,040	1,750,966

		6,450,967

Capital Markets–1.60%
Eaton Vance	48,722	1,994,191
Federated Investors Class B	39,174	1,290,000
Janus Capital Group	60,876	981,930
Raymond James Financial	51,929	2,975,012
SEI Investments	53,662	2,148,626
Waddell & Reed Financial Class A	34,657	1,726,612

		11,116,371

Chemicals–2.94%
Albemarle	32,146	1,932,939
Ashland	26,533	3,177,592
Cabot	26,510	1,162,729
Cytec Industries	29,432	1,358,875
Minerals Technologies	14,163	983,620
NewMarket	4,420	1,783,603
Olin	32,245	734,219
PolyOne	37,873	1,435,765
RPM International	54,759	2,776,829
Scotts Miracle-Gro Class A	18,342	1,143,073
Sensient Technologies	19,791	1,194,189
Valspar	31,543	2,727,839

		20,411,272

Commercial Services & Supplies–1.96%
CDK Global	65,800	2,682,008
†Clean Harbors	22,602	1,086,026
†Copart	46,507	1,697,040
Deluxe	20,392	1,269,402
Donnelley (R.R.) & Sons	81,968	1,377,472
Herman Miller	24,409	718,357
HNI	18,483	943,742
MSA Safety	12,858	682,631
Rollins	26,318	871,126
Waste Connections	50,928	2,240,323

		13,568,127

Communications Equipment–1.10%
†ARRIS Group	54,020	1,630,864
†Ciena	43,693	848,081
InterDigital	15,274	807,995
†JDS Uniphase	94,332	1,294,235
Plantronics	17,578	931,986
†Polycom	56,154	758,079
†Riverbed Technology	65,496	1,336,773

		7,608,013

LVIP SSgA Mid-Cap Index Fund–5

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Construction & Engineering–0.51%
†AECOM Technology	64,086	$1,946,292
Granite Construction	14,767	561,441
KBR	59,571	1,009,728

		3,517,461

Construction Materials–0.23%
Eagle Materials	20,592	1,565,610

		1,565,610

Consumer Finance–0.25%
†SLM	173,478	1,767,741

		1,767,741

Containers & Packaging–2.00%
AptarGroup	26,721	1,786,032
Bemis	41,000	1,853,610
Greif Class A	13,856	654,419
Packaging of America	40,881	3,190,762
Rock-Tenn Class A	58,764	3,583,429
Silgan Holdings	17,981	963,782
Sonoco Products	41,688	1,821,766

		13,853,800

Distributors–0.51%
†LKQ	126,052	3,544,582

		3,544,582

Diversified Consumer Services–1.02%
†Apollo Education Group Class A	40,083	1,367,231
DeVry Education Group	23,505	1,115,782
Graham Holdings	1,800	1,554,678
Service International	86,593	1,965,661
Sotheby’s	25,227	1,089,302

		7,092,654

Diversified Financial Services–0.64%
CBOE Holdings	34,958	2,217,036
MSCI	46,615	2,211,416

		4,428,452

Electric Utilities–1.73%
Cleco	24,811	1,353,192
Great Plains Energy	63,183	1,795,029
Hawaiian Electric Industries	42,087	1,409,073
IDACORP	20,593	1,363,051
OGE Energy	81,767	2,901,093
PNM Resources	32,647	967,331
Westar Energy	54,437	2,244,982

		12,033,751

Electrical Equipment–0.91%
Acuity Brands	17,880	2,504,452
Hubbell Class B	22,299	2,382,202

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment (continued)
Regal-Beloit	18,583	$1,397,442

		6,284,096

Electronic Equipment, Instruments & Components–3.63%
†Arrow Electronics	40,583	2,349,350
Avnet	56,755	2,441,600
Belden	17,780	1,401,242
†Cognex	35,600	1,471,348
FEI	17,178	1,552,032
†Ingram Micro	63,786	1,763,045
†IPG Photonics	14,500	1,086,340
†Itron	16,072	679,685
Jabil Circuit	82,000	1,790,060
†Keysight Technologies	69,600	2,350,392
†Knowles	34,857	820,882
National Instruments	41,281	1,283,426
†Tech Data	15,670	990,814
†Trimble Navigation	106,580	2,828,633
Vishay Intertechnology	55,650	787,448
†Zebra Technologies	20,793	1,609,586

		25,205,883

Energy Equipment & Services–2.04%
Atwood Oceanics	24,507	695,264
CARBO Ceramics	8,037	321,882
†Dresser-Rand Group	31,441	2,571,874
†Dril-Quip	16,375	1,256,454
†Helix Energy Solutions Group	40,281	874,098
Oceaneering International	44,299	2,605,224
†Oil States International	22,198	1,085,482
Patterson-UTI Energy	59,964	994,803
Rowan Class A	51,029	1,189,996
Superior Energy Services	63,488	1,279,283
Tidewater	20,391	660,872
†Unit	18,881	643,842

		14,179,074

Food & Staples Retailing–0.35%
†SUPERVALU	84,553	820,164
†United Natural Foods	20,391	1,576,734

		2,396,898

Food Products–1.86%
Dean Foods	38,472	745,587
Flowers Foods	75,624	1,451,225
†Hain Celestial Group	41,384	2,412,273
Ingredion	29,937	2,539,855
Lancaster Colony	7,936	743,127
†Post Holdings	18,381	769,980
Tootsie Roll Industries	8,238	252,495
†TreeHouse Foods	17,300	1,479,669
†Whitewave Foods	71,420	2,498,986

		12,893,197

LVIP SSgA Mid-Cap Index Fund–6

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Gas Utilities–1.62%
Atmos Energy	41,184	$2,295,596
National Fuel Gas	34,555	2,402,609
ONE Gas	21,296	877,821
Questar	71,923	1,818,213
UGI	70,718	2,685,870
WGL Holdings	21,296	1,163,188

		11,243,297

Health Care Equipment & Supplies–3.16%
†Align Technology	29,832	1,667,907
Cooper	19,888	3,223,646
†Halyard Health	19,200	873,024
Hill-Rom Holdings	23,505	1,072,298
†Hologic	100,909	2,698,307
†IDEXX Laboratories	19,594	2,905,202
ResMed	57,858	3,243,519
†Sirona Dental Systems	22,702	1,983,474
STERIS	24,309	1,576,439
Teleflex	16,976	1,949,184
†Thoratec	23,105	749,988

		21,942,988

Health Care Providers & Services–3.28%
†Centene	24,205	2,513,689
†Community Health Systems	48,412	2,610,375
†Health Net	32,948	1,763,706
†Henry Schein	34,957	4,759,396
†LifePoint Hospitals	18,514	1,331,342
†MEDNAX	41,383	2,735,830
Omnicare	40,182	2,930,473
Owens & Minor	25,916	909,911
†VCA Antech	35,363	1,724,654
†WellCare Health Plans	17,981	1,475,521

		22,754,897

Health Care Technology–0.24%
†Allscripts Healthcare Solutions	69,494	887,438
†HMS Holdings	35,961	760,216

		1,647,654

Hotels, Restaurants & Leisure–1.51%
Brinker International	26,520	1,556,459
Cheesecake Factory	18,885	950,104
Domino’s Pizza	22,602	2,128,430
International Game Technology	101,455	1,750,099
International Speedway Class A	11,451	362,424
†Life Time Fitness	14,769	836,221
†Panera Bread Class A	10,548	1,843,790
Wendy’s	112,886	1,019,361

		10,446,888

Household Durables–1.68%
†Jarden	74,432	3,563,780

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
KB Home	37,366	$618,407
MDC Holdings	15,972	422,779
†NVR	1,637	2,087,715
†Tempur Sealy International	25,012	1,373,409
†Toll Brothers	66,395	2,275,357
Tupperware Brands	20,693	1,303,659

		11,645,106

Household Products–1.11%
Church & Dwight	55,650	4,385,777
Energizer Holdings	25,514	3,280,080

		7,665,857

Industrial Conglomerates–0.34%
Carlisle	26,318	2,374,936

		2,374,936

Insurance–4.76%
†Alleghany	6,730	3,119,355
American Financial Group	30,732	1,866,047
Aspen Insurance Holdings	26,820	1,173,911
Berkley (W.R.)	41,890	2,147,281
Brown & Brown	48,619	1,600,051
Everest Re Group	18,685	3,182,056
First American Financial	43,897	1,488,108
Gallagher (Arthur J.)	67,089	3,158,550
Hanover Insurance Group	18,081	1,289,537
HCC Insurance Holdings	40,984	2,193,464
Kemper	20,494	740,038
Mercury General	14,867	842,513
Old Republic International	99,546	1,456,358
Primerica	22,300	1,209,998
Protective Life	32,345	2,252,829
Reinsurance Group of America	28,127	2,464,488
RenaissanceRe Holdings	16,075	1,562,812
StanCorp Financial Group	17,981	1,256,153

		33,003,549

Internet & Catalog Retail–0.15%
HSN	13,262	1,007,912

		1,007,912

Internet Software & Services–1.29%
†AOL	32,247	1,488,844
Equinix	22,755	5,159,241
†Rackspace Hosting	48,715	2,280,349

		8,928,434

IT Services–2.80%
†Acxiom	31,642	641,383
†Alliance Data Systems	—	136
Broadridge Financial Solutions	49,022	2,263,836
Convergys	41,487	845,090
†CoreLogic	37,369	1,180,487

LVIP SSgA Mid-Cap Index Fund–7

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
DST Systems	12,564	$1,182,901
†Gartner	36,466	3,070,802
Global Payments	28,226	2,278,685
Jack Henry & Associates	33,856	2,103,812
Leidos Holdings	25,517	1,110,500
†NeuStar Class A	23,003	639,483
Science Applications International	16,575	820,960
†VeriFone Systems	46,406	1,726,303
†WEX	15,871	1,569,959

		19,434,337

Leisure Products–0.84%
Brunswick	38,071	1,951,519
Polaris Industries	25,421	3,844,672

		5,796,191

Life Sciences Tools & Services–1.39%
†Bio-Rad Laboratories Class A	8,437	1,017,165
Bio-Techne	15,161	1,400,876
†Charles River Laboratories International	19,189	1,221,188
†Covance	23,206	2,409,711
†Mettler-Toledo International	11,854	3,585,361

		9,634,301

Machinery–4.55%
AGCO	35,061	1,584,757
CLARCOR	20,693	1,378,982
Crane	20,291	1,191,082
Donaldson	53,142	2,052,875
Graco	24,612	1,973,390
Harsco	33,149	626,185
IDEX	32,848	2,556,888
ITT	37,569	1,520,042
Kennametal	32,245	1,154,049
Lincoln Electric Holdings	32,648	2,255,650
Nordson	24,110	1,879,616
Oshkosh	32,756	1,593,579
SPX	17,481	1,501,968
Terex	45,203	1,260,260
Timken	31,241	1,333,366
Trinity Industries	63,985	1,792,220
Valmont Industries	10,250	1,301,750
Wabtec	39,776	3,456,137
Woodward	23,909	1,177,040

		31,589,836

Marine–0.27%
†Kirby	23,403	1,889,558

		1,889,558

Media–1.30%
†AMC Networks Class A	24,209	1,543,808

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
Cinemark Holdings	42,692	$1,518,981
†DreamWorks Animation SKG Class A	29,532	659,450
John Wiley & Sons Class A	19,286	1,142,503
†Live Nation Entertainment	59,256	1,547,174
Meredith	14,968	813,062
New York Times Class A	53,632	709,015
Time	44,705	1,100,190

		9,034,183

Metals & Mining–1.71%
Carpenter Technology	21,798	1,073,551
Cliffs Natural Resources	62,882	448,977
Commercial Metals	48,317	787,084
Compass Minerals International	13,762	1,194,954
Reliance Steel & Aluminum	31,943	1,957,148
Royal Gold	26,720	1,675,344
Steel Dynamics	98,441	1,943,225
Timkensteel	15,671	580,297
U.S. Steel	59,516	1,591,458
Worthington Industries	20,896	628,761

		11,880,799

Multiline Retail–0.25%
Big Lots	23,002	920,540
†Penney (J.C.)	125,061	810,395

		1,730,935

Multi-Utilities–1.07%
Alliant Energy	45,504	3,022,376
Black Hills	18,282	969,677
MDU Resources Group	79,553	1,869,495
Vectren	33,852	1,564,978

		7,426,526

Oil, Gas & Consumable Fuels–1.89%
†California Resources	127,900	704,729
Energen	30,034	1,914,968
†Gulfport Energy	35,057	1,463,279
HollyFrontier	81,444	3,052,521
Peabody Energy	111,400	862,236
†Rosetta Resources	25,213	562,502
SM Energy	27,610	1,065,194
Western Refining	30,700	1,159,846
World Fuel Services	29,633	1,390,677
†WPX Energy	83,272	968,453

		13,144,405

Paper & Forest Products–0.29%
Domtar	26,620	1,070,656
†Louisiana-Pacific	57,960	959,818

		2,030,474

Pharmaceuticals–1.10%
†Endo International	63,858	4,605,439

LVIP SSgA Mid-Cap Index Fund–8

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
†Salix Pharmaceuticals	26,517	$3,047,864

		7,653,303

Professional Services–1.03%
Corporate Executive Board	13,862	1,005,411
†FTI Consulting	16,775	648,018
ManpowerGroup	32,747	2,232,363
Towers Watson Class A	28,818	3,261,333

		7,147,125

Real Estate Investment Trusts–9.72%
Alexandria Real Estate Equities	29,932	2,656,166
American Campus Communities	43,093	1,782,326
BioMed Realty Trust	82,081	1,768,025
Camden Property Trust	35,958	2,655,139
Corporate Office Properties Trust	37,961	1,076,954
Corrections of America	47,714	1,733,927
Duke Realty	142,007	2,868,541
Equity One	31,517	799,271
Extra Space Storage	45,903	2,691,752
Federal Realty Investment Trust	28,324	3,780,121
Highwoods Properties	37,066	1,641,282
Home Properties	23,405	1,535,368
Hospitality Properties Trust	61,476	1,905,756
Kilroy Realty	34,951	2,414,066
Lamar Advertising	32,821	1,760,518
LaSalle Hotel Properties	45,792	1,853,202
Liberty Property Trust	60,772	2,286,850
Mack-Cali Realty	34,363	654,959
Mid-America Apartment Communities	30,838	2,302,982
National Retail Properties	54,127	2,130,980
Omega Healthcare Investors	52,232	2,040,704
Potlatch	16,675	698,182
Rayonier	51,933	1,451,008
Realty Income	92,608	4,418,328
Regency Centers	38,770	2,472,751
Senior Housing Properties Trust	83,575	1,847,843
SL Green Realty	40,076	4,769,846
Tanger Factory Outlet Centers	39,300	1,452,528
Taubman Centers	26,016	1,988,143
UDR	106,163	3,271,944
Washington Prime Group	63,686	1,096,673
Weingarten Realty Investors	46,107	1,610,056

		67,416,191

Real Estate Management & Development–0.50%
Alexander & Baldwin	18,579	729,412
Jones Lang LaSalle	18,382	2,756,013

		3,485,425

Road & Rail–1.49%
Con-way	23,605	1,160,894
†Genesee & Wyoming	20,994	1,887,780

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Road & Rail (continued)
Hunt (J.B.) Transport Services	38,468	$3,240,929
Landstar System	18,383	1,333,319
†Old Dominion Freight Line	27,929	2,168,408
Werner Enterprises	18,284	569,547

		10,360,877

Semiconductors & Semiconductor Equipment–3.41%
†Advanced Micro Devices	255,193	681,365
†Atmel	171,675	1,441,212
†Cree	49,225	1,586,029
†Cypress Semiconductor	60,067	857,757
†Fairchild Semiconductor International	49,230	831,002
†Integrated Device Technology	61,050	1,196,580
†International Rectifier	29,331	1,170,307
Intersil Class A	53,137	768,892
†RF Micro Devices	214,131	3,552,433
†Semtech	27,624	761,594
†Silicon Laboratories	16,574	789,254
Skyworks Solutions	79,249	5,762,195
†SunEdison	104,753	2,043,731
Teradyne	88,777	1,756,897
†TriQuint Semiconductor	15,579	429,201

		23,628,449

Software–3.86%
†ACI Worldwide	46,809	944,138
Advent Software	18,182	557,096
†ANSYS	37,771	3,097,222
†Cadence Design Systems	121,833	2,311,172
†CommVault Systems	17,482	903,645
FactSet Research Systems	16,073	2,262,275
Fair Isaac	13,159	951,396
†Fortinet	56,452	1,730,818
†Informatica	45,102	1,719,965
Mentor Graphics	39,678	869,742
†PTC	48,118	1,763,525
†Rovi	38,874	878,164
†SolarWinds	26,921	1,341,473
Solera Holdings	28,127	1,439,540
†Synopsys	63,885	2,777,081
†Tyler Technologies	13,500	1,477,440
†Ultimate Software Group	11,752	1,725,370

		26,750,062

Specialty Retail–4.18%
Aaron’s	26,433	808,057
Abercrombie & Fitch	29,234	837,262
Advance Auto Parts	30,325	4,830,166
American Eagle Outfitters	71,815	996,792
†ANN	18,786	685,313
†Ascena Retail Group	53,738	674,949
†Cabela’s	19,486	1,027,107
Chico’s FAS	62,682	1,016,075

LVIP SSgA Mid-Cap Index Fund–9

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
CST Brands	32,339	$1,410,304
Dick’s Sporting Goods	40,783	2,024,876
Foot Locker	58,968	3,312,822
Guess	26,210	552,507
†Murphy USA	17,582	1,210,697
†Office Depot	198,496	1,702,103
Rent-A-Center	21,697	788,035
Signet Jewelers	33,348	4,387,596
Williams-Sonoma	36,161	2,736,664

		29,001,325

Technology Hardware, Storage & Peripherals–0.77%
†3D Systems	42,388	1,393,294
Diebold	26,519	918,618
Lexmark International Class A	25,515	1,053,004
†NCR	68,909	2,008,008

		5,372,924

Textiles, Apparel & Luxury Goods–1.37%
Carter’s	21,799	1,903,271
†Deckers Outdoor	14,364	1,307,699
Hanesbrands	41,536	4,636,248
†Kate Spade	52,033	1,665,576

		9,512,794

Thrifts & Mortgage Finance–0.62%
Astoria Financial	35,956	480,372
New York Community Bancorp	181,615	2,905,840
Washington Federal	40,787	903,432

		4,289,644

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors–0.74%
GATX	18,385	$1,057,873
MSC Industrial Direct	20,987	1,705,194
†NOW	43,898	1,129,496
Watsco	11,350	1,214,450

		5,107,013

Water Utilities–0.28%
Aqua America	72,726	1,941,784

		1,941,784

Wireless Telecommunication Services–0.15%
Telephone & Data Systems	40,582	1,024,696

		1,024,696

Total Common Stock (Cost $666,833,298)		674,460,743

MONEY MARKET FUND–2.89%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	20,027,163	20,027,163

Total Money Market Fund (Cost $20,027,163)		20,027,163

TOTAL VALUE OF SECURITIES–100.12% (Cost $686,860,461)	694,487,906
êLIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(813,889)

NET ASSETS APPLICABLE TO 68,630,661 SHARES OUTSTANDING–100.00%	$693,674,017

NET ASSET VALUE–LVIP SSgA MID-CAP INDEX FUND STANDARD CLASS ($693,663,891 / 68,629,659 Shares)	$10.107
NET ASSET VALUE–LVIP SSgA MID-CAP INDEX FUND SERVICE CLASS ($10,126 / 1,002 Shares)	$10.106
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$686,010,714
Distributions in excess of net investment income	(195,502)
Accumulated net realized loss on investments	(215,641)
Net unrealized appreciation of investments and derivatives.	8,074,446

Total net assets	$693,674,017

†	Non-income producing for the period.

ê

Includes $214,711 cash pledged as collateral for futures contracts, $84,964 cash due to custodian, $1,971,598 payable for securities purchased and $4,817 payable for fund shares redeemed as of December 31, 2014.

LVIP SSgA Mid-Cap Index Fund–10

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
133 E-mini S&P MidCap 400 Index	$18,819,379	$19,266,380	3/24/15	$447,001

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Mid-Cap Index Fund–11

LVIP SSgA Mid-Cap Index Fund

Statement of Operations

September 2, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends	$2,076,830
EXPENSES:
Management fees	332,786
Accounting and administration expenses	26,950
Index fees	24,909
Professional fees	24,230
Custodian fees	4,994
Reports and statements to shareholders	3,100
Trustees’ fees and expenses	550
Pricing fees	350
Consulting fees	248
Distribution fees-Service Class	8
Other	11

Total operating expenses	418,136

NET INVESTMENT INCOME	1,658,694

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
Investments	(15,646)
Futures contracts	(199,995)

Net realized loss	(215,641)

Net change in unrealized appreciation (depreciation) of:
Investments	7,627,445
Futures contracts	447,001

Net change in unrealized appreciation (depreciation)	8,074,446

NET REALIZED AND UNREALIZED GAIN	7,858,805

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,517,499

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Mid-Cap Index Fund

Statement of Changes in Net Assets

9/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,658,694
Net realized loss	(215,641)
Net change in unrealized appreciation (depreciation)	8,074,446

Net increase in net assets resulting from operations	9,517,499

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,854,183)
Service Class	(19)

(1,854,202)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	689,454,669
Service Class	10,000
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,854,183
Service Class	19

691,318,871

Cost of shares redeemed:
Standard Class	(5,308,151)

(5,308,151)

Increase in net assets derived from capital share transactions	686,010,720

NET INCREASE IN NET ASSETS	693,674,017
NET ASSETS:
Beginning of period	—

End of period	$693,674,017

Distributions in excess of net investment income	$(195,502)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Mid-Cap Index Fund–12

LVIP SSgA Mid-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP SSgA Mid-Cap Index Fund
	Standard Class 9/2/14[1] to 12/31/14	Service Class 9/2/14[1] to 12/31/14
Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.043	0.035
Net realized and unrealized gain	0.091	0.090

Total from investment operations	0.134	0.125

Less dividends and distributions from:
Net investment income	(0.027)	(0.019)

Total dividends and distributions	(0.027)	(0.019)

Net asset value, end of period	$10.107	$10.106

Total return[3]	1.35%	1.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$693,664	$10
Ratio of expenses to average net assets	0.33%	0.58%
Ratio of net investment income to average net assets	1.33%	1.08%
Portfolio turnover	4%	4%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Mid-Cap Index Fund–13

LVIP SSgA Mid-Cap Index Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Mid-Cap Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period ended September 2, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP SSgA Mid-Cap Index Fund–14

LVIP SSgA Mid-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period September 2, 2014* through December 31, 2014.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.27% of the average daily net assets of the Fund.

SSgA Funds Management, Inc. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period ended September 2, 2014* through December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$2,892
Legal fees	842

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$134,119
Distribution fees payable to LFD	2

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 100% of the Service Class shares of the Fund.

* Date of commencement of operations.

3. Investments

For period September 2, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$679,937,509
Sales	14,220,029

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$687,114,711

Aggregate unrealized appreciation	$24,542,324
Aggregate unrealized depreciation	(17,169,129)

Net unrealized appreciation	$7,373,195

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

LVIP SSgA Mid-Cap Index Fund–15

LVIP SSgA Mid-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Common Stock	$674,460,743
Money Market Fund	20,027,163

Total	$694,487,906

Futures Contracts	$447,001

There were no Level 3 investments at the end of the period.

During the period September 2, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period September 2, 2014* through December 31, 2014 was as follows:

9/2/14* to 12/31/14
Ordinary income	$1,854,202

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$686,010,714
Undistributed ordinary income	37,940
Undistributed long-term capital gains	252,168
Unrealized appreciation	7,373,195

Net assets	$693,674,017

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of unrealized gain on passive foreign investment companies and mark-to-market on futures contracts.

LVIP SSgA Mid-Cap Index Fund–16

LVIP SSgA Mid-Cap Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the period September 2, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Distribution in Excess of Net Investment Income	Paid-in Capital
$6	$(6)

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

9/2/14* to 12/31/14
Shares sold:
Standard Class	68,984,405
Service Class	1,000
Shares issued upon reinvestment of dividends and distributions:
Standard Class	183,855
Service Class	2

69,169,262

Shares redeemed:
Standard Class	(538,601)

(538,601)

Net increase	68,630,661

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default. At December 31, 2014, the Fund posted $214,711 cash as collateral for futures contracts.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	$447,001	Liabilities net of receivables and other assets	$—

LVIP SSgA Mid-Cap Index Fund–17

LVIP SSgA Mid-Cap Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the period September 2, 2014* through December 31, 2014 was as follows:

	Location of Gain on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(199,995)	$447,001

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period September 2, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period September 2, 2014* through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$9,299,078	$—

* Date of commencement of operations.

8. Credit and Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period September 2, 2014* through December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

* Date of commencement of operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Mid-Cap Index Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Mid-Cap Index Fund

We have audited the accompanying statement of net assets, of the LVIP SSgA Mid-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period September 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Mid-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP SSgA Mid-Cap Index Fund–19

LVIP SSgA Mid-Cap Index Fund

Other Fund Information (unaudited)

Tax Information

For the period September 2, 2014* through December 31, 2014, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

*Date of commencement of operations.

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On June 9-10, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met and considered, among other things, the organization and offering of a new LVIP fund, the LVIP SSgA Mid-Cap Index Fund (the “New Fund”), including the investment management agreement (the “Advisory Agreement”) between LVIP and Lincoln Investment Advisors Corporation (“LIAC”) as investment adviser and an investment sub-advisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) (the “Sub-Advisory Agreement”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) reported that they had met in executive session with their independent legal counsel and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“LNL”) and SSgA prior to the meeting. In addition, the Independent Trustees were advised by their independent legal counsel of their fiduciary duties pertaining to approval of an investment advisory agreement and the factors that they should consider in evaluating such an agreement. Among other information, LIAC, LNL and SSgA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, information concerning the investment performance of SSgA, advisory fees and estimated total expenses of the New Fund as compared to other funds, information about the estimated profitability to LIAC and compliance and regulatory matters.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and LNL and LIAC employees to consider the approval of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendations to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of the New Fund that the Advisory Agreement and Sub-Advisory Agreement be approved, and accordingly, recommended to the Board of Trustees the approval of the Advisory Agreement and the Sub-Advisory Agreement.

In considering the approval of the Advisory Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the approval of the Advisory Agreement with LIAC, the Board considered the nature, extent and quality of services proposed to be provided to the New Fund by LIAC, including LIAC personnel and resources, and that LIAC serves as investment adviser for the currently existing funds of the Trust (“Funds”). The Board reviewed the services proposed to be provided by LIAC in serving as investment adviser, including the background of the personnel providing the investment management services and compliance staff.

The Board also considered that LNL would provide administrative services for the New Fund as it does for the existing Funds of LVIP under a separate administration agreement and that certain personnel of LNL would also be providing services to the New Fund on behalf of LIAC. Based on this information, the Board concluded that the services to be provided by LIAC were expected to be acceptable.

Management Fee. The Board considered information provided by management regarding the Morningstar Mid-Cap Index funds peer group. The Board reviewed the New Fund’s proposed advisory fee and noted that it was lower than the median and average advisory fee of the Morningstar peer group. The Board also reviewed the estimated net expense ratio for the New Fund’s Standard and Service Class and noted that the New Fund’s expense ratio for the Standard Class was lower than the median and average net expense ratio of the Morningstar peer group and for the Service Class was below the average and above the median of the Morningstar peer group.

Performance. With respect to performance, the Board considered that the New Fund had not yet commenced operations.

Profitability and Economies of Scale. The Board also reviewed a profitability analysis to LIAC with respect to the New Fund and considered information on the proposed revenues to be received by LIAC under the Advisory Agreement and the estimated costs.

LVIP SSgA Mid-Cap Index Fund–20

LVIP SSgA Mid-Cap Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

The Board considered the extent to which economies of scale would be realized as the New Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of investors in the New Fund.

Fallout Benefits.  The Board reviewed materials provided by LIAC and LNL as to benefits LIAC and its affiliates may receive because of its relationship with the Funds, including the New Fund. LNL insurance companies receive and retain 12b 1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc. (“LFD”), which is the principal underwriter and distributor for the Funds. LNL serves as the administrator for the Funds for which it is reimbursed. The Board also noted that LNL insurance companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Funds by the LNL insurance companies holding Fund shares on behalf of contract holders. LIAC and its affiliates may benefit from economies of scale with the Funds when it bargains together with the Funds for certain services. Initial premiums received by LNL insurance companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received

Approval of Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement, the Board considered the nature, extent and quality of services to be provided by SSgA under the Sub-Advisory Agreement. The Board also considered that SSgA served as sub-adviser to other Funds in the Trust, including index funds. The Board reviewed the services to be provided by SSgA, the background of the investment professionals at SSgA and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters. The Board concluded that the services to be provided by SSgA were expected to be satisfactory.

Performance. With respect to performance, the Board considered that the New Fund had not commenced operations.

Sub-advisory Fee. With respect to the sub-advisory fee to be paid to SSgA, the Independent Trustees considered that the rate of the proposed sub-advisory fee, which includes breakpoints, was negotiated between LIAC and SSgA and concluded the proposed sub-advisory fee was reasonable.

Profitability, Economies of Scale and Fallout Benefits.  The Board considered that the New Fund had not commenced operations and had no assets. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSgA. The Board reviewed materials provided by SSgA and noted that SSgA does not expect to receive any benefits from its relationship with the Fund, but considered that SSgA retains the right to utilize soft dollars.

Overall Conclusion

Based on the information considered and conclusions reached, the Board determined that the terms of the Advisory Agreement and the Sub-Advisory Agreement are fair and reasonable and that approval of the agreements is in the best interests of the New Fund.

LVIP SSgA Mid-Cap Index Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SSgA Mid-Cap Index Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA Mid-Cap Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Mid-Cap Index Fund–24

LVIP SSgA S&P 500 Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP SSgA S&P 500 Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA S&P 500 Index Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 13.43% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the S&P 500® Index1, returned 13.69%.

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh US winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The US Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the US dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan.

July got off to a good start as equities responded favorably to the July 3rd US Non-Farm Payroll report with the Dow Jones Industrial Average crossing 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were re-ignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European shares tumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin.

In September, the ECB unexpectedly cut administered rates. The ECB also announced that an ABS purchase program and a covered bond purchase program would begin in October. Later in the month, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of US military action against ISIS.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. US airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500® Index was down 5.5% and the MSCI EAFE® NR Index2 was off 6.45%. In the middle of the month, US banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the US economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500® Index began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

On a sector basis, the Fund’s performance benefited from nine of ten sectors contributing positively with information technology, healthcare, and financial sectors contributing the most during the period.

On an individual securities’ basis, the largest positive contributors to the relative performance of the Fund during this period included

Apple Inc.

Microsoft Corporation

Berkshire Hathaway Inc. Class B

Intel Corporation

Wells Fargo & Company

On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included

Amazon.com, Inc.

Exxon Mobil Corporation

International Business Machines Corporation

General Electric Company

Chevron Corporation

The Fund seeks to replicate the returns and characteristics of the S&P 500® Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked in line with the S&P 500® Index. The Fund may not always track the performance of the S&P 500® Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

LVIP SSgA S&P 500 Index Fund–1

LVIP SSgA S&P 500 Index Fund

2014 Annual Report Commentary (continued)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA S&P 500 Index Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,395. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $20,947. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 13.43%

Five Years	+ 15.14%

Ten Years	+ 7.39%

Service Class Shares

One Year	+ 13.15%

Five Years	+ 14.85%

Inception (4/30/07)	+ 6.10%

[1]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.
[2]

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Funds Sub-adviser.

LVIP SSgA S&P 500 Index Fund–2

LVIP SSgA S&P 500 Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual
Standard Class Shares	$1,000.00	$1,060.00	0.21%	$1.09
Service Class Shares	1,000.00	1,058.70	0.46%	2.39

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.15	0.21%	$1.07
Service Class Shares	1,000.00	1,022.89	0.46%	2.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA S&P 500 Index Fund–3

LVIP SSgA S&P 500 Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	97.69%

Aerospace & Defense	2.60%
Air Freight & Logistics	0.76%
Airlines	0.37%
Auto Components	0.40%
Automobiles	0.64%
Banks	5.93%
Beverages	2.09%
Biotechnology	2.82%
Building Products	0.08%
Capital Markets	2.24%
Chemicals	2.32%
Commercial Services & Supplies	0.38%
Communications Equipment	1.72%
Construction & Engineering	0.12%
Construction Materials	0.09%
Consumer Finance	0.90%
Containers & Packaging	0.20%
Distributors	0.09%
Diversified Consumer Services	0.05%
Diversified Financial Services	2.04%
Diversified Telecommunication Services	2.16%
Electric Utilities	1.79%
Electrical Equipment	0.55%
Electronic Equipment, Instruments & Components	0.51%
Energy Equipment & Services	1.34%
Food & Staples Retailing	2.43%
Food Products	1.57%
Gas Utilities	0.04%
Health Care Equipment & Supplies	2.17%
Health Care Providers & Services	2.24%
Health Care Technology	0.10%
Hotels, Restaurants & Leisure	1.60%
Household Durables	0.45%
Household Products	1.93%
Independent Power and Renewable Electricity Producers	0.10%
Industrial Conglomerates	2.28%
Insurance	2.75%
Internet & Catalog Retail	1.15%
Internet Software & Services	3.16%
IT Services	3.22%
Leisure Products	0.09%
Life Sciences Tools & Services	0.42%
Machinery	1.53%

Security Type/Sector	Percentage of Net Assets

Media	3.49%
Metals & Mining	0.38%
Multiline Retail	0.74%
Multi-Utilities	1.21%
Oil, Gas & Consumable Fuels	6.91%
Paper & Forest Products	0.12%
Personal Products	0.11%
Pharmaceuticals	6.09%
Professional Services	0.19%
Real Estate Investment Trusts	2.26%
Real Estate Management & Development	0.06%
Road & Rail	1.04%
Semiconductors & Semiconductor Equipment	2.39%
Software	3.76%
Specialty Retail	2.38%
Technology Hardware, Storage & Peripherals	4.61%
Textiles, Apparel & Luxury Goods	0.85%
Thrifts & Mortgage Finance	0.05%
Tobacco	1.42%
Trading Companies & Distributors	0.21%

Money Market Fund	1.92%

Short-Term Investments	0.21%

Total Value of Securities	99.82%

Receivables and Other Assets Net of Liabilities	0.18%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Apple	3.47%
Exxon Mobil	2.09%
Microsoft	2.05%
Johnson & Johnson	1.57%
Berkshire Hathaway Class B	1.47%
Wells Fargo	1.39%
General Electric	1.36%
Procter & Gamble	1.32%
JPMorgan Chase	1.25%
Chevron	1.14%

Total	17.11%

LVIP SSgA S&P 500 Index Fund–4

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.69%
Aerospace & Defense–2.60%
Boeing	234,689	$30,504,876
General Dynamics	111,280	15,314,354
Honeywell International	274,072	27,385,274
L-3 Communications Holdings	32,476	4,098,796
Lockheed Martin	94,503	18,198,443
Northrop Grumman	72,833	10,734,856
Precision Castparts	50,247	12,103,497
Raytheon	108,801	11,769,004
Rockwell Collins	47,305	3,996,326
Textron	97,822	4,119,284
United Technologies	297,959	34,265,285

		172,489,995

Air Freight & Logistics–0.76%
Expeditors International of Washington	73,776	3,291,147
FedEx	93,003	16,150,901
Robinson (C.H.) Worldwide	51,527	3,858,857
United Parcel Service Class B	246,324	27,383,839

		50,684,744

Airlines–0.37%
Delta Air Lines	295,300	14,525,807
Southwest Airlines	239,981	10,155,996

		24,681,803

Auto Components–0.40%
Borg Warner	79,998	4,395,890
Delphi Automotive	104,924	7,630,073
Goodyear Tire & Rubber	106,437	3,040,905
Johnson Controls	233,237	11,274,677

		26,341,545

Automobiles–0.64%
Ford Motor	1,358,402	21,055,231
General Motors	472,106	16,481,220
Harley-Davidson	76,193	5,021,881

		42,558,332

Banks–5.93%
Bank of America	3,738,201	66,876,416
BB&T	252,026	9,801,291
Citigroup	1,076,962	58,274,414
Comerica	68,952	3,229,712
Fifth Third Bancorp	292,212	5,953,819
Huntington Bancshares	301,320	3,169,886
JPMorgan Chase	1,328,560	83,141,285
KeyCorp	307,095	4,268,621
M&T Bank	46,224	5,806,659
PNC Financial Services Group	189,346	17,274,036
Regions Financial	482,814	5,098,516
SunTrust Banks	185,964	7,791,892
U.S. Bancorp	631,156	28,370,462

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Wells Fargo	1,677,582	$91,965,045
Zions Bancorp	79,342	2,262,040

		393,284,094

Beverages–2.09%
Brown-Forman Class B	55,370	4,863,701
Coca-Cola	1,401,397	59,166,981
Coca-Cola Enterprises	84,832	3,751,271
†Constellation Brands Class A	58,735	5,766,015
Dr Pepper Snapple Group	72,358	5,186,621
Molson Coors Brewing Class B	55,717	4,152,031
†Monster Beverage	50,368	5,457,373
PepsiCo	527,775	49,906,404

		138,250,397

Biotechnology–2.82%
†Alexion Pharmaceuticals	69,305	12,823,504
Amgen	270,557	43,097,025
†Biogen Idec	82,749	28,089,148
†Celgene	284,540	31,828,644
†Gilead Sciences	536,349	50,556,257
†Regeneron Pharmaceuticals	25,862	10,609,885
†Vertex Pharmaceuticals	83,400	9,907,920

		186,912,383

Building Products–0.08%
Allegion	37,725	2,092,229
Masco	128,321	3,233,689

		5,325,918

Capital Markets–2.24%
†Affiliated Managers Group	20,900	4,435,816
Ameriprise Financial	65,582	8,673,219
Bank of New York Mellon	396,303	16,078,013
BlackRock	44,191	15,800,934
†E Trade Financial	109,243	2,649,689
Franklin Resources	137,956	7,638,624
Goldman Sachs Group	143,486	27,811,891
Invesco	151,539	5,988,821
Legg Mason	36,847	1,966,524
Morgan Stanley	536,320	20,809,216
Northern Trust	77,584	5,229,162
Schwab (Charles)	401,725	12,128,078
State Street	148,290	11,640,765
T. Rowe Price Group	92,135	7,910,711

		148,761,463

Chemicals–2.32%
Air Products & Chemicals	67,099	9,677,689
Airgas	24,651	2,839,302
CF Industries Holdings	17,358	4,730,749
Dow Chemical	393,157	17,931,891
duPont (E.I.) deNemours	320,560	23,702,206

LVIP SSgA S&P 500 Index Fund–5

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
Eastman Chemical	52,227	$3,961,940
Ecolab	94,459	9,872,855
FMC	48,901	2,788,824
International Flavors & Fragrances	29,520	2,992,147
LyondellBasell Industries Class A	148,960	11,825,934
Monsanto	169,552	20,256,377
Mosaic	117,847	5,379,716
PPG Industries	48,228	11,147,902
Praxair	102,284	13,251,915
Sherwin-Williams	29,116	7,658,673
Sigma-Aldrich	41,644	5,716,472

		153,734,592

Commercial Services & Supplies–0.38%
ADT	68,357	2,476,574
Cintas	33,808	2,651,900
Iron Mountain	68,800	2,659,808
Pitney Bowes	79,154	1,928,983
Republic Services	88,437	3,559,589
†Stericycle	29,701	3,893,207
Waste Management	151,871	7,794,020

		24,964,081

Communications Equipment–1.72%
Cisco Systems	1,818,224	50,573,901
†F5 Networks	28,296	3,691,638
Harris	40,458	2,905,694
Juniper Networks	151,204	3,374,873
†Level 3 Communications	97,400	4,809,612
Motorola Solutions	77,280	5,183,942
QUALCOMM	587,024	43,633,494

		114,173,154

Construction & Engineering–0.12%
Fluor	55,137	3,342,956
†Jacobs Engineering Group	49,534	2,213,674
†Quanta Services	79,787	2,265,153

		7,821,783

Construction Materials–0.09%
Martin Marietta Materials	23,000	2,537,360
Vulcan Materials	46,963	3,086,878

		5,624,238

Consumer Finance–0.90%
American Express	315,250	29,330,860
Capital One Financial	196,630	16,231,807
Discover Financial Services	161,811	10,597,002
Navient	158,964	3,435,212

		59,594,881

Containers & Packaging–0.20%
Avery Dennison	37,443	1,942,543
Ball	48,478	3,304,745

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging (continued)
MeadWestvaco	63,735	$2,829,197
†Owens-Illinois	62,482	1,686,389
Sealed Air	81,797	3,470,647

		13,233,521

Distributors–0.09%
Genuine Parts	53,641	5,716,521

		5,716,521

Diversified Consumer Services–0.05%
Block (H&R)	101,214	3,408,888

		3,408,888

Diversified Financial Services–2.04%
†Berkshire Hathaway Class B	647,969	97,292,545
CME Group	110,653	9,809,388
IntercontinentalExchange Group	39,726	8,711,515
Leucadia National	117,225	2,628,185
McGraw-Hill Financial	94,879	8,442,333
Moody’s	65,142	6,241,255
NASDAQ OMX Group	44,277	2,123,525

		135,248,746

Diversified Telecommunication Services–2.16%
AT&T	1,843,940	61,937,945
CenturyLink	199,703	7,904,245
Frontier Communications	386,549	2,578,282
Verizon Communications	1,474,958	68,998,535
Windstream Holdings	224,992	1,853,934

		143,272,941

Electric Utilities–1.79%
American Electric Power	171,178	10,393,928
Duke Energy	247,748	20,696,868
Edison International	114,104	7,471,530
Entergy	62,872	5,500,043
Exelon	300,956	11,159,448
FirstEnergy	147,206	5,739,562
NextEra Energy	152,858	16,247,277
Northeast Utilities	110,674	5,923,272
Pepco Holdings	94,909	2,555,899
Pinnacle West Capital	39,983	2,731,239
PPL	232,698	8,453,918
Southern	313,726	15,407,084
Xcel Energy	176,977	6,357,014

		118,637,082

Electrical Equipment–0.55%
AMETEK	86,100	4,531,443
Eaton	166,717	11,330,087
Emerson Electric	244,430	15,088,664
Rockwell Automation	48,290	5,369,848

		36,320,042

LVIP SSgA S&P 500 Index Fund–6

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components–0.51%
Amphenol Class A	109,832	$5,910,060
Corning	452,160	10,368,029
FLIR Systems	54,550	1,762,511
TE Connectivity	143,311	9,064,421
Tyco International	146,563	6,428,253

		33,533,274

Energy Equipment & Services–1.34%
Baker Hughes	152,397	8,544,900
†Cameron International	77,200	3,856,140
Diamond Offshore Drilling	26,952	989,408
ENSCO Class A	84,759	2,538,532
†FMC Technologies	87,516	4,099,249
Halliburton	297,937	11,717,862
Helmerich & Payne	41,008	2,764,759
Nabors Industries	109,589	1,422,465
National Oilwell Varco	150,690	9,874,716
Noble	95,163	1,576,851
Schlumberger	454,055	38,780,838
Transocean	129,100	2,366,403

		88,532,123

Food & Staples Retailing–2.43%
Costco Wholesale	153,548	21,765,429
CVS Health	405,621	39,065,358
Kroger	171,223	10,994,229
Safeway	87,180	3,061,762
Sysco	205,518	8,157,009
Walgreens Boots Alliance	308,262	23,489,564
Wal-Mart Stores	561,595	48,229,779
Whole Foods Market	126,500	6,378,130

		161,141,260

Food Products–1.57%
Archer-Daniels-Midland	226,123	11,758,396
Campbell Soup	65,950	2,901,800
ConAgra Foods	147,952	5,367,699
General Mills	214,512	11,439,925
Hershey	55,230	5,740,054
Hormel Foods	49,436	2,575,616
Kellogg	89,577	5,861,919
Keurig Green Mountain	42,700	5,653,267
Kraft Foods Group	208,024	13,034,784
McCormick	45,419	3,374,632
Mead Johnson Nutrition	70,759	7,114,110
Mondelez International Class A	590,508	21,450,203
Smucker (J.M.)	35,647	3,599,634
Tyson Foods Class A	108,650	4,355,779

		104,227,818

Gas Utilities–0.04%
AGL Resources	44,483	2,424,768

		2,424,768

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies–2.17%
Abbott Laboratories	526,703	$23,712,169
Bard (C.R.)	26,137	4,354,947
Baxter International	189,735	13,905,678
Becton, Dickinson	67,144	9,343,759
†Boston Scientific	464,287	6,151,803
†CareFusion	71,027	4,214,742
Covidien	158,221	16,182,844
DENTSPLY International	52,175	2,779,362
†Edwards Lifesciences	37,108	4,726,817
†Intuitive Surgical	12,623	6,676,810
Medtronic	350,426	25,300,757
St. Jude Medical	99,742	6,486,222
Stryker	104,712	9,877,483
†Varian Medical Systems	38,832	3,359,356
Zimmer Holdings	59,190	6,713,330

		143,786,079

Health Care Providers & Services–2.24%
Aetna	124,244	11,036,595
AmerisourceBergen	74,678	6,732,968
Anthem	96,088	12,075,379
Cardinal Health	117,861	9,514,919
Cigna	92,356	9,504,356
†DaVita HealthCare Partners	60,128	4,554,095
†Express Scripts Holding	261,132	22,110,046
Humana	54,032	7,760,616
†Laboratory Corporation of America Holdings	29,747	3,209,701
McKesson	81,087	16,832,039
Patterson	32,124	1,545,164
Quest Diagnostics	50,611	3,393,974
†Tenet Healthcare	38,968	1,974,509
UnitedHealth Group	340,346	34,405,577
Universal Health Services Class B	34,300	3,816,218

		148,466,156

Health Care Technology–0.10%
†Cerner	106,329	6,875,233

		6,875,233

Hotels, Restaurants & Leisure–1.60%
Carnival	157,791	7,152,666
†Chipotle Mexican Grill	10,822	7,407,767
Darden Restaurants	47,030	2,757,369
Marriott International Class A	76,283	5,952,362
McDonald’s	343,918	32,225,117
Royal Caribbean Cruises	58,400	4,813,912
Starbucks	263,103	21,587,601
Starwood Hotels & Resorts Worldwide	62,505	5,067,280
Wyndham Worldwide	43,873	3,762,548
Wynn Resorts	28,350	4,217,346

LVIP SSgA S&P 500 Index Fund–7

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Yum Brands	154,024	$11,220,648

		106,164,616

Household Durables–0.45%
D.R.Horton	125,474	3,173,237
Garmin	46,124	2,436,731
Harman International Industries	26,206	2,796,442
Leggett & Platt	54,436	2,319,518
Lennar Class A	68,643	3,075,893
†Mohawk Industries	23,700	3,682,032
Newell Rubbermaid	104,404	3,976,748
PulteGroup	130,341	2,797,118
Whirlpool	27,308	5,290,652

		29,548,371

Household Products–1.93%
Clorox	45,085	4,698,308
Colgate-Palmolive	300,652	20,802,112
Kimberly-Clark	130,931	15,127,768
Procter & Gamble	960,268	87,470,812

		128,099,000

Independent Power & Renewable Electricity Producers–0.10%
AES	248,215	3,417,921
NRG Energy	124,455	3,354,062

		6,771,983

Industrial Conglomerates–2.28%
3M	226,971	37,295,875
Danaher	213,501	18,299,171
General Electric	3,568,669	90,180,266
Roper Industries	35,064	5,482,256

		151,257,568

Insurance–2.75%
ACE	117,597	13,509,543
AFLAC	158,711	9,695,655
Allstate	151,772	10,661,983
American International Group	499,744	27,990,661
Aon	101,696	9,643,832
Assurant	25,316	1,732,374
Chubb	84,193	8,711,450
Cincinnati Financial	52,875	2,740,511
†Genworth Financial	184,251	1,566,133
Hartford Financial Services Group	156,789	6,536,533
àLincoln National	91,436	5,273,114
Loews	114,208	4,799,020
Marsh & McLennan	190,669	10,913,894
MetLife	404,615	21,885,625
Principal Financial Group	95,733	4,972,372
Progressive	188,518	5,088,101
Prudential Financial	161,125	14,575,367
Torchmark	51,379	2,783,200

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Travelers	118,706	$12,565,030
Unum Group	89,211	3,111,680
XL Group	92,942	3,194,417

		181,950,495

Internet & Catalog Retail–1.15%
†Amazon.com	135,058	41,915,250
Expedia	34,749	2,966,175
†NetFlix	21,000	7,173,810
†Priceline Group	18,375	20,951,359
†TripAdvisor	42,134	3,145,724

		76,152,318

Internet Software & Services–3.16%
†Akamai Technologies	62,403	3,928,893
†eBay	395,644	22,203,541
†Facebook Class A	743,300	57,992,266
†Google Class A	101,320	53,766,471
†Google Class C	101,220	53,282,208
†VeriSign	39,387	2,245,059
†Yahoo	314,123	15,866,353

		209,284,791

IT Services–3.22%
Accenture Class A	221,067	19,743,494
†Alliance Data Systems	22,900	6,550,545
Automatic Data Processing	168,468	14,045,177
†Cognizant Technology Solutions Class A	212,916	11,212,157
Computer Sciences	54,985	3,466,804
Fidelity National Information Services	99,989	6,219,316
†Fiserv	87,312	6,196,533
International Business Machines	324,963	52,137,064
MasterCard Class A	344,720	29,701,075
Paychex	114,476	5,285,357
†Teradata	58,728	2,565,239
Total System Services	62,868	2,134,997
Visa Class A	172,382	45,198,560
Western Union	201,787	3,614,005
Xerox	397,885	5,514,686

		213,585,009

Leisure Products–0.09%
Hasbro	43,184	2,374,688
Mattel	118,368	3,662,898

		6,037,586

Life Sciences Tools & Services–0.42%
Agilent Technologies	116,837	4,783,307
PerkinElmer	42,975	1,879,297
Thermo Fisher Scientific	139,753	17,509,653
†Waters	30,816	3,473,580

		27,645,837

LVIP SSgA S&P 500 Index Fund–8

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery–1.53%
Caterpillar	219,881	$20,125,708
Cummins	59,929	8,639,964
Deere	125,500	11,102,985
Dover	58,351	4,184,934
Flowserve	52,084	3,116,186
Illinois Tool Works	127,719	12,094,989
Ingersoll-Rand	93,675	5,938,058
Joy Global	39,734	1,848,426
PACCAR	124,255	8,450,583
Pall	37,408	3,786,064
Parker Hannifin	52,082	6,715,974
Pentair	67,394	4,476,309
Snap-on	21,775	2,977,513
Stanley Black & Decker	54,740	5,259,419
Xylem	70,173	2,671,486

		101,388,598

Media–3.49%
Cablevision Systems Class A	83,041	1,713,966
CBS Class B	169,703	9,391,364
Comcast Class A	916,072	53,141,337
†DIRECTV	175,896	15,250,183
†Discovery Communications Class A	56,243	1,937,571
†Discovery Communications Class C	102,543	3,457,750
Disney (Walt)	553,090	52,095,547
Gannett	85,605	2,733,368
Interpublic Group	147,580	3,065,237
†News Class A	192,890	3,026,444
Omnicom Group	87,997	6,817,128
Scripps Networks Interactive Class A	40,253	3,029,843
Time Warner	299,433	25,577,567
Time Warner Cable	97,623	14,844,553
Twenty-First Century Fox Class A	659,657	25,334,127
Viacom Class B	133,323	10,032,556

		231,448,541

Metals & Mining–0.38%
Alcoa	411,981	6,505,180
Allegheny Technologies	41,671	1,448,901
Freeport-McMoRan Copper & Gold	363,961	8,502,129
Newmont Mining	181,232	3,425,285
Nucor	111,643	5,476,089

		25,357,584

Multiline Retail–0.74%
†Dollar General	106,229	7,510,390
†Dollar Tree	72,060	5,071,583
Family Dollar Stores	34,715	2,749,775
Kohl’s	74,603	4,553,767
Macy’s	123,717	8,134,393
Nordstrom	53,611	4,256,177

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail (continued)
Target	221,938	$16,847,314

		49,123,399

Multi-Utilities–1.21%
Ameren	89,301	4,119,455
CenterPoint Energy	160,835	3,768,364
CMS Energy	102,838	3,573,621
Consolidated Edison	102,612	6,773,418
Dominion Resources	204,110	15,696,059
DTE Energy	61,992	5,354,249
Integrys Energy Group	30,336	2,361,658
NiSource	110,395	4,682,956
PG&E	165,073	8,788,487
Public Service Enterprise Group	177,189	7,337,396
SCANA	49,706	3,002,242
Sempra Energy	80,988	9,018,824
TECO Energy	78,862	1,615,882
Wisconsin Energy	79,034	4,168,253

		80,260,864

Oil, Gas & Consumable Fuels–6.91%
Anadarko Petroleum	177,227	14,621,227
Apache	133,926	8,393,142
Cabot Oil & Gas	146,196	4,328,864
Chesapeake Energy	189,605	3,710,570
Chevron	671,934	75,377,556
Cimarex Energy	33,400	3,540,400
ConocoPhillips	438,010	30,248,971
CONSOL Energy	88,332	2,986,505
Denbury Resources	135,238	1,099,485
Devon Energy	134,714	8,245,844
EOG Resources	191,702	17,650,003
EQT	53,107	4,020,200
Exxon Mobil	1,503,010	138,953,275
Hess	91,620	6,763,388
Kinder Morgan	595,081	25,177,877
Marathon Oil	236,229	6,682,918
Marathon Petroleum	99,210	8,954,695
Murphy Oil	62,565	3,160,784
†Newfield Exploration	53,397	1,448,127
Noble Energy	126,185	5,984,955
Occidental Petroleum	273,098	22,014,430
ONEOK	77,377	3,852,601
Phillips 66	195,771	14,036,781
Pioneer Natural Resources	50,114	7,459,469
QEP Resources	67,867	1,372,271
Range Resources	59,106	3,159,216
†Southwestern Energy	128,450	3,505,401
Spectra Energy	234,990	8,530,137
Tesoro	44,961	3,342,850
Valero Energy	184,945	9,154,777

LVIP SSgA S&P 500 Index Fund–9

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Williams	235,518	$10,584,179

		458,360,898

Paper & Forest Products–0.12%
International Paper	149,601	8,015,622

		8,015,622

Personal Products–0.11%
Avon Products	154,102	1,447,018
Estee Lauder Class A	78,767	6,002,045

		7,449,063

Pharmaceuticals–6.09%
AbbVie	566,710	37,085,502
†Actavis	92,586	23,832,562
Allergan	104,082	22,126,792
Bristol-Myers Squibb	590,126	34,835,138
†Hospira	59,071	3,618,099
Johnson & Johnson	997,181	104,275,217
Lilly (Eli)	344,352	23,756,844
†Mallinckrodt	39,700	3,931,491
Merck	1,010,281	57,373,858
†Mylan	131,005	7,384,752
Perrigo	50,351	8,416,673
Pfizer	2,239,448	69,758,805
Zoetis	175,521	7,552,669

		403,948,402

Professional Services–0.19%
Dun & Bradstreet	13,178	1,594,011
Equifax	42,618	3,446,518
Nielsen Holdings	106,600	4,768,218
Robert Half International	52,417	3,060,104

		12,868,851

Real Estate Investment Trusts–2.26%
American Tower	138,703	13,710,792
Apartment Investment & Management	56,213	2,088,313
AvalonBay Communities	45,948	7,507,444
Boston Properties	53,612	6,899,328
Crown Castle International	116,965	9,205,145
Equity Residential	126,742	9,105,145
Essex Property Trust	22,200	4,586,520
General Growth Properties	219,800	6,182,974
HCP	160,723	7,076,634
Health Care REIT	113,501	8,588,621
Host Hotels & Resorts	265,151	6,302,639
Kimco Realty	143,945	3,618,777
Macerich	49,310	4,112,947
Outfront Media	3	81
Plum Creek Timber	66,586	2,849,215
Prologis	175,089	7,534,080
Public Storage	50,751	9,381,322

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Simon Property Group	108,848	$19,822,309
Ventas	103,095	7,391,912
Vornado Realty Trust	61,174	7,200,792
Weyerhaeuser	185,010	6,640,009

		149,804,999

Real Estate Management & Development–0.06%
†CBRE Group Class A	106,176	3,636,528

		3,636,528

Road & Rail–1.04%
CSX	350,104	12,684,268
Kansas City Southern	41,238	5,032,273
Norfolk Southern	108,432	11,885,232
Ryder System	20,186	1,874,270
Union Pacific	314,302	37,442,797

		68,918,840

Semiconductors & Semiconductor Equipment–2.39%
Altera	108,227	3,997,905
Analog Devices	110,022	6,108,421
Applied Materials	426,753	10,634,685
Avago Technologies	88,200	8,872,038
Broadcom Class A	188,372	8,162,159
†First Solar	29,932	1,334,818
Intel	1,718,728	62,372,639
KLA-Tencor	57,921	4,073,005
Lam Research	56,750	4,502,545
Linear Technology	90,133	4,110,065
Microchip Technology	74,303	3,351,808
†Micron Technology	375,059	13,130,816
NVIDIA	180,310	3,615,215
Texas Instruments	373,924	19,991,847
Xilinx	97,555	4,223,156

		158,481,122

Software–3.76%
†Adobe Systems	165,500	12,031,850
†Autodesk	79,603	4,780,956
CA	117,419	3,575,409
†Citrix Systems	59,456	3,793,293
†Electronic Arts	115,779	5,443,350
Intuit	99,440	9,167,374
Microsoft	2,928,488	136,028,268
Oracle	1,150,178	51,723,505
†Red Hat	69,303	4,791,609
†salesforce.com	201,636	11,959,031
Symantec	241,825	6,204,020

		249,498,665

Specialty Retail–2.38%
†AutoNation	30,906	1,867,031
†AutoZone	11,427	7,074,570

LVIP SSgA S&P 500 Index Fund–10

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†Bed Bath & Beyond	64,926	$4,945,413
Best Buy	101,677	3,963,369
†CarMax	76,809	5,113,943
GameStop Class A	44,363	1,499,469
Gap	102,650	4,322,591
Home Depot	471,385	49,481,283
L Brands	86,043	7,447,022
Lowe’s	345,697	23,783,954
†O’Reilly Automotive	36,357	7,003,085
PETsMART	38,630	3,140,426
Ross Stores	73,513	6,929,335
Staples	241,935	4,383,862
Tiffany & Co	41,715	4,457,665
TJX	242,646	16,640,663
Tractor Supply	50,700	3,996,174
†Urban Outfitters	41,817	1,469,031

		157,518,886

Technology Hardware, Storage & Peripherals–4.61%
Apple	2,081,989	229,809,956
EMC	710,467	21,129,289
Hewlett-Packard	653,676	26,232,018
NetApp	111,843	4,635,892
SanDisk	78,527	7,694,075
Seagate Technology	114,472	7,612,388
Western Digital	77,052	8,529,656

		305,643,274

Textiles, Apparel & Luxury Goods–0.85%
Coach	102,134	3,836,153
†Fossil Group	19,083	2,113,251
†Michael Kors Holdings	71,900	5,399,690
NIKE Class B	246,334	23,685,014
PVH.	30,633	3,926,232
Ralph Lauren	22,772	4,216,464
†Under Armour Class A	58,300	3,958,570
VF	120,752	9,044,325

		56,179,699

Thrifts & Mortgage Finance–0.05%
Hudson City Bancorp	183,952	1,861,594
People’s United Financial	108,817	1,651,842

		3,513,436

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco–1.42%
Altria Group	694,701	$34,227,918
Lorillard	126,067	7,934,657
Philip Morris International	553,516	45,083,878
Reynolds American	107,960	6,938,589

		94,185,042

Trading Companies & Distributors–0.21%
Fastenal	95,603	4,546,879
Grainger (W.W.)	21,353	5,442,666
†United Rentals	36,000	3,672,360

		13,661,905

Total Common Stock (Cost $4,296,116,155)		6,475,789,647

MONEY MARKET FUND–1.92%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	127,499,251	127,499,251

Total Money Market Fund (Cost $127,499,251)		127,499,251

	Principal Amount°

SHORT-TERM INVESTMENTS–0.21%
≠U.S. Treasury Obligations–0.21%
U.S. Treasury Bills
¥0.00% 1/29/15	11,895,000	11,894,822
¥0.00% 3/12/15	660,000	659,975
¥0.01% 1/15/15	1,065,000	1,064,993

Total Short-Term Investments (Cost $13,619,996)		13,619,790

LVIP SSgA S&P 500 Index Fund–11

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.82% (Cost $4,437,235,402)	$6,616,908,688
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.18%	12,229,861

NET ASSETS APPLICABLE TO 452,456,101 SHARES OUTSTANDING–100.00%	$6,629,138,549

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND STANDARD CLASS ($5,672,743,701 / 387,184,761 Shares)	$14.651

NET ASSET VALUE–LVIP SSgA S&P 500 INDEX FUND SERVICE CLASS ($956,394,848 / 65,271,340 Shares)	$14.653

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$4,494,370,079
Distributions in excess of net investment income	(547,704)
Accumulated net realized loss on investments	(46,579,889)
Net unrealized appreciation of investments and derivatives	2,181,896,063

Total net assets	$6,629,138,549

†	Non-income producing for the period.

«	Includes $566,208 cash due to custodian, $3,920,843 cash due to broker, $10 payable for securities purchased and $2,670,632 payable for fund shares redeemed as of December 31, 2014.

Þ	Considered an affiliated company. Investments in companies considered to be affiliates of the Fund were as follows:

Company	Balance at Beginning of Period	Gross Additions	Gross Reductions	Realized Gain During the Period	Value 12/31/14	Dividend Income
Lincoln National	$ 4,905,758	$258,352	$(513,191)	$75,991	$5,273,114	$62,551

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1,395 E-mini S&P 500 Index	$140,932,123	$143,154,900	3/24/15	$2,222,777

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–12

LVIP SSgA S&P 500 Index Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$128,610,976
Interest	11,980
Foreign tax withheld	(9,593)

128,613,363

EXPENSES:
Management fees	11,116,674
Distribution fees-Service Class	2,311,055
Accounting and administration expenses	1,575,802
Index fees	655,346
Reports and statements to shareholders	261,649
Professional fees	149,054
Trustees’ fees and expenses	133,186
Custodian fees	73,943
Consulting fees	7,393
Pricing fees	3,094
Other	50,288

Total operating expenses	16,337,484

NET INVESTMENT INCOME	112,275,879

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	79,036,860
Futures contracts	26,478,403

Net realized gain	105,515,263

Net change in unrealized appreciation (depreciation) of:
Investments	633,206,476
Futures contracts	(1,231,613)

Net change in unrealized appreciation (depreciation)	631,974,863

NET REALIZED AND UNREALIZED GAIN	737,490,126

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$849,766,005

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$112,275,879	$83,290,686
Net realized gain	105,515,263	29,085,292
Net change in unrealized appreciation (depreciation)	631,974,863	1,101,061,857

Net increase in net assets resulting from operations	849,766,005	1,213,437,835

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(103,287,670)	(72,192,105)
Service Class	(15,335,549)	(11,198,981)
Net realized gain on investments:
Standard Class	(43,694,152)	—
Service Class	(7,314,871)	—

	(169,632,242)	(83,391,086)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,249,052,085	2,557,405,928
Service Class	107,725,308	381,160,901
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	146,981,821	72,192,105
Service Class	22,650,420	11,198,981

	1,526,409,634	3,021,957,915

Cost of shares redeemed:
Standard Class	(1,454,911,267)	(830,665,483)
Service Class	(192,828,267)	(176,063,504)

	(1,647,739,534)	(1,006,728,987)

Increase (decrease) in net assets derived from capital share transactions	(121,329,900)	2,015,228,928

NET INCREASE IN NET ASSETS	558,803,863	3,145,275,677
NET ASSETS:
Beginning of year	6,070,334,686	2,925,059,009

End of year	$6,629,138,549	$6,070,334,686

Undistributed (distributions in excess of) net investment income	$(547,704)	$927,052

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–13

LVIP SSgA S&P 500 Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Standard Class Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$13.259	$10.191	$8.896	$8.815	$7.768

Income (loss) from investment operations:
Net investment income[1]	0.243	0.220	0.202	0.164	0.137
Net realized and unrealized gain (loss)	1.538	3.038	1.189	(0.001)	1.004

Total from investment operations	1.781	3.258	1.391	0.163	1.141

Less dividends and distributions from:
Net investment income	(0.275)	(0.190)	(0.096)	(0.082)	(0.094)
Net realized gain	(0.114)	—	—	—	—

Total dividends and distributions	(0.389)	(0.190)	(0.096)	(0.082)	(0.094)

Net asset value, end of period	$14.651	$13.259	$10.191	$8.896	$8.815

Total return[2]	13.43%	32.00%	15.65%	1.85%	14.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,672,744	$5,143,799	$2,396,852	$1,332,511	$614,978
Ratio of expenses to average net assets	0.21%	0.23%	0.25%	0.28%	0.30%
Ratio of net investment income to average net assets	1.74%	1.84%	2.04%	1.85%	1.72%
Portfolio turnover	11%	8%	14%	11%	5%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–14

LVIP SSgA S&P 500 Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$13.263	$10.196	$8.901	$8.820	$7.773

Income (loss) from investment operations:
Net investment income[1]	0.208	0.190	0.177	0.143	0.118
Net realized and unrealized gain (loss)	1.536	3.037	1.189	(0.002)	1.003

Total from investment operations	1.744	3.227	1.366	0.141	1.121

Less dividends and distributions from:
Net investment income	(0.240)	(0.160)	(0.071)	(0.060)	(0.074)
Net realized gain	(0.114)	—	—	—	—

Total dividends and distributions	(0.354)	(0.160)	(0.071)	(0.060)	(0.074)

Net asset value, end of period	$14.653	$13.263	$10.196	$8.901	$8.820

Total return[2]	13.15%	31.68%	15.36%	1.60%	14.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$956,395	$926,536	$528,207	$442,467	$438,189
Ratio of expenses to average net assets	0.46%	0.48%	0.50%	0.53%	0.55%
Ratio of net investment income to average net assets	1.49%	1.59%	1.79%	1.60%	1.47%
Portfolio turnover	11%	8%	14%	11%	5%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–15

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA S&P 500 Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500®” are trademarks of Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc., and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the product.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quatations. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports

LVIP SSgA S&P 500 Index Fund–16

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligble for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $4,359 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund; 0.20% of the next $500 million; and 0.16% of the average daily net assets in excess of $1 billion.

SSgA Funds Management, Inc. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

The Fund has investments in Lincoln National Corporation, the parent company of LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$264,617
Legal fees	73,152

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP SSgA S&P 500 Index Fund–17

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$964,298
Distribution fees payable to LFD	203,335

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$694,313,915
Sales	875,645,526

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes of investments were as follows:

Cost of investments	$4,544,036,312

Aggregate unrealized appreciation	$2,216,094,128
Aggregate unrealized depreciation	(143,221,752)

Net unrealized appreciation	$2,072,872,376

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock	$6,475,789,647	$—	$6,475,789,647
Money Market Fund	127,499,251	—	127,499,251
Short-Term Investments	—	13,619,790	13,619,790

Total	$6,603,288,898	$13,619,790	$6,616,908,688

Futures Contracts	$2,222,777	$—	$2,222,777

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP SSgA S&P 500 Index Fund–18

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 were as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$161,846,621	$83,391,086
Long-term capital gain	7,785,621	—

Total	$169,632,242	$83,391,086

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,494,370,079
Unrealized appreciation	2,072,872,376
Undistributed long-term capital gain	61,896,094

Net assets	$6,629,138,549

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies, and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to return of capital on investments, and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Investment Loss
$4,872,584	$(4,872,584)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	89,738,901	215,774,810
Service Class	7,706,621	31,869,167
Shares issued upon reinvestment of dividends and distributions:
Standard Class	10,001,100	5,537,478
Service Class	1,541,405	858,686

	108,988,027	254,040,141

Shares redeemed:
Standard Class	(100,497,824)	(68,554,590)
Service Class	(13,835,861)	(14,671,769)

	(114,333,685)	(83,226,359)

Net increase (decrease)	(5,345,658)	170,813,782

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon

LVIP SSgA S&P 500 Index Fund–19

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$2,222,777	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$26,478,403	$(1,231,613)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$170,890,137	$—

At December 31, 2014, the Fund posted U.S. Treasury obligations with a value of $13,619,790 as collateral for futures contracts.

8. Credit and Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA S&P 500 Index Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA S&P 500 Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA S&P 500 Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA S&P 500 Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP SSgA S&P 500 Index Fund–21

LVIP SSgA S&P 500 Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
4.59%	95.41%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP SSgA S&P 500 Index Fund–22

LVIP SSgA S&P 500 Index Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the LVIP SSgA S&P 500 Index Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total returns were above the median of the Morningstar peer group and below the benchmark index for the one year period, and within range of the median of the Morningstar peer group and below the benchmark index for the three and five year periods. The Board considered LIAC’s view that the subadviser was hired as a replication style index manager and the Fund’s tracking error relative to the benchmark over recent periods was low and concluded that the services provided by SSgA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which included breakpoints, and noted that the subadvisory fee for the Fund was lower than or within range of the fees charged by SSgA to other funds and clients with similar investment objectives as the Fund. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fee for the Fund was reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and the Subadvisory Agreement for the Fund are fair and reasonable, and that the continuation of each Agreement is in the best interests of the Fund.

LVIP SSgA S&P 500 Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SSgA S&P 500 Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA S&P 500 Index Fund–26

LVIP SSgA Small-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report December 31, 2014

LVIP SSgA Small-Cap Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap Index Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 4.67% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 2000® Index1, returned 4.89%.

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh US winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The US Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the US dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan. Happily, the second half of April brought a vigorous rebound in equities. Varied economic outlooks led Janet Yellen, head of the US Federal Reserve, to espouse dovish flexibility in a New York City speech, while her European Central Bank counterpart Mario Draghi admitted that concern with the resilient euro might prompt him to pursue additional stimulus. The supportive rhetoric dovetailed nicely with the arrival of first-quarter earnings reports, which tended to show solid outperformance of expectations, particularly in the US. At the same time, continued erosion of bond yields made the relative valuation proposition for equities all the more attractive; yields in Italy and Spain, market pariahs less than three years ago, fell to fresh record lows.

July got off to a good start as equities responded favorably to the July 3rd US Non-Farm Payroll report with the Dow Jones Industrial Average crossing 17,000 for the first time ever. However, the optimism was short lived as fighting started in Gaza between the Israeli army and Hamas, and banking fears in Europe were re-ignited as shares of Portugal’s largest bank, Espirito Santo, plunged amid concerns that the bank would have troubles paying off its debts. Then, Malaysian Airlines flight 17 was shot down over eastern Ukraine, leading to a further escalation of tensions between the West and Russia. European shares tumbled on the expectation that further economic sanctions could cripple the fragile Russian economy which might, in turn, prompt retaliation from Putin. In September, the ECB unexpectedly cut administered rates. The ECB also announced that an ABS purchase program and a covered bond purchase program would begin in October. Later in the month, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of US military action against ISIS.

The fourth quarter began as the third quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth is not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. US airstrikes seemed to have stemmed the advances, but ISIS continues to hold large swaths of the region. From September 30th to October 15th, the S&P 500® Index2 was down 5.5% and MSCI EAFE® NR Index3 was off 6.45%. In the middle of the month, US banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the US economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500® Index began a dramatic rally and closed out the second half of the month with a rise of 8.1% to end the month up 2.44%.

On a sector basis, the Fund’s performance benefited from seven of the ten sectors being positive with health care, financials and information technology sectors contributing the most.

On an individual securities’ basis the largest positive contributors to the relative performance of the Fund during this period included InterMune, Inc., TriQuint Semiconductor, Inc., RF Micro Devices, Inc., Isis Pharmaceuticals, Inc., and SunEdison, Inc.

On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included Energy XXI Ltd, Civeo Corp, Chart Industries, Inc., Rosetta Resources Inc., and Financial Engines, Inc.

LVIP SSgA Small-Cap Index Fund–1

LVIP SSgA Small-Cap Index Fund

2014 Annual Report Commentary (continued)

The Fund seeks to replicate the returns and characteristics of the Russell 2000® Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked in line with the Russell 2000® Index. The Fund may not always track the performance of the Russell2000® Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund and differences between how and when the fund and the index are valued.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Small-Cap Index Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,111. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $21,126. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+ 4.67%

Five Years	+ 15.04%

Ten Years	+ 8.26%

Service Class Shares

One Year	+ 4.41%

Five Years	+ 14.75%

Inception (4/30/07)	+ 5.91%

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

Commencing April 30, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-adviser.

Effective April 30, 2007, the Fund’s investment objective changed from active management of small-cap growth companies to passive management of a small-cap index strategy. Performance prior to April 30, 2007, reflects that of the former investment objective.

LVIP SSgA Small-Cap Index Fund–2

LVIP SSgA Small-Cap Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual
Standard Class Shares	$1,000.00	$1,015.90	0.37%	$1.88
Service Class Shares	1,000.00	1,014.70	0.62%	3.15

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.34	0.37%	$1.89
Service Class Shares	1,000.00	1,022.08	0.62%	3.16

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Small-Cap Index Fund–3

LVIP SSgA Small-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	96.86%

Aerospace & Defense	1.71%
Air Freight & Logistics	0.51%
Airlines	0.51%
Auto Components	1.11%
Automobiles	0.03%
Banks	7.39%
Beverages	0.18%
Biotechnology	5.25%
Building Products	0.78%
Capital Markets	1.55%
Chemicals	2.10%
Commercial Services & Supplies	2.17%
Communications Equipment	1.55%
Construction & Engineering	0.72%
Construction Materials	0.09%
Consumer Finance	0.66%
Containers & Packaging	0.44%
Distributors	0.25%
Diversified Consumer Services	1.07%
Diversified Financial Services	0.31%
Diversified Telecommunication Services	0.66%
Electric Utilities	1.37%
Electrical Equipment	0.94%
Electronic Equipment, Instruments & Components	2.62%
Energy Equipment & Services	1.13%
Food & Staples Retailing	1.00%
Food Products	1.50%
Gas Utilities	1.10%
Health Care Equipment & Supplies	3.38%
Health Care Providers & Services	2.61%
Health Care Technology	0.52%
Hotels, Restaurants & Leisure	3.10%
Household Durables	1.12%
Household Products	0.18%
Independent Power & Renewable Electricity Producers	0.31%
Industrial Conglomerates	0.05%
Insurance	2.57%
Internet & Catalog Retail	0.46%
Internet Software & Services	2.22%
IT Services	2.47%
Leisure Products	0.47%
Life Sciences Tools & Services	0.46%
Machinery	2.95%
Marine	0.14%
Media	1.37%
Metals & Mining	1.06%

Security Type/Sector	Percentage of Net Assets

Multiline Retail	0.17%
Multi-Utilities	0.39%
Oil, Gas & Consumable Fuels	2.19%
Paper & Forest Products	0.75%
Personal Products	0.15%
Pharmaceuticals	2.02%
Professional Services	1.38%
Real Estate Investment Trusts	8.74%
Real Estate Management & Development	0.44%
Road & Rail	0.75%
Semiconductors & Semiconductor Equipment	3.86%
Software	4.14%
Specialty Retail	3.24%
Technology Hardware, Storage & Peripherals	0.44%
Textiles, Apparel & Luxury Goods	0.96%
Thrifts & Mortgage Finance	1.72%
Tobacco	0.15%
Trading Companies & Distributors	0.83%
Transportation Infrastructure	0.04%
Water Utilities	0.24%
Wireless Telecommunication Services	0.12%

Rights	0.01%

Warrants	0.00%

Money Market Fund	2.91%

Short-Term Investments	0.16%

Total Value of Securities	99.94%

Receivables and Other Assets Net of Liabilities	0.06%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Isis Pharmaceuticals	0.40%
RF Micro Devices	0.26%
TriQuint Semiconductor	0.26%
Brunswick	0.26%
Office Depot	0.26%
LaSalle Hotel Properties	0.25%
Graphic Packaging Holding	0.25%
Puma Biotechnology	0.24%
RLJ Lodging Trust	0.24%
DexCom	0.23%

Total	2.65%

LVIP SSgA Small-Cap Index Fund–4

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–96.86%
Aerospace & Defense–1.71%
AAR	28,698	$797,230
†AeroVironment	14,181	386,432
American Science & Engineering	6,301	327,022
†Astronics	14,330	792,592
†Astronics Class B	2,246	124,878
Cubic	16,317	858,927
Curtiss-Wright	36,944	2,607,877
†DigitalGlobe	58,566	1,813,789
†Ducommun	6,800	171,904
†Engility Holdings	13,900	594,920
†Erickson	7,600	63,384
†Esterline Technologies	24,522	2,689,573
†GenCorp	43,868	802,784
HEICO	51,318	3,099,607
†KEYW Holding	20,408	211,835
†Kratos Defense & Security Solutions	39,750	199,545
†LMI Aerospace	5,541	78,128
†Moog Class A	31,481	2,330,538
National Presto Industries	4,172	242,143
†Orbital Sciences	45,655	1,227,663
†Sparton	6,600	187,044
†TASER International	44,445	1,176,904
†Teledyne Technologies	28,864	2,965,487

		23,750,206

Air Freight & Logistics–0.51%
†Air Transport Services Group	43,976	376,435
†Atlas Air Worldwide Holdings	18,320	903,176
†Echo Global Logistics	20,591	601,257
Forward Air	23,239	1,170,548
†Hub Group Class A	28,044	1,067,916
Park-Ohio Holdings	7,516	473,733
†UTi Worldwide	67,000	808,690
†XPO Logistics	39,818	1,627,760

		7,029,515

Airlines–0.51%
Allegiant Travel	10,984	1,651,225
†Hawaiian Holdings	32,625	849,881
†JetBlue Airways	192,383	3,051,194
†Republic Airways Holdings	35,949	524,496
SkyWest	37,292	495,238
†Virgin America	11,700	506,025

		7,078,059

Auto Components–1.11%
†American Axle & Manufacturing Holdings	53,181	1,201,359
Cooper Tire & Rubber	44,217	1,532,119
†Cooper-Standard Holding	9,900	573,012
Dana Holdings	126,572	2,751,675
†Dorman Products	19,373	935,135
†Drew Industries	18,704	955,213

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Auto Components (continued)
†Federal-Mogul Class A	25,034	$402,797
†Fox Factory Holding	6,400	103,872
†Fuel Systems Solutions	8,782	96,075
†Gentherm	27,606	1,010,932
†Modine Manufacturing	39,264	533,990
†Motorcar Parts of America	14,700	457,023
Remy International	9,000	188,280
†Shiloh Industries	8,074	127,004
Spartan Motors	20,504	107,851
Standard Motor Products	14,451	550,872
†Stoneridge	17,031	219,019
Strattec Security	2,500	206,450
Superior Industries International	19,207	380,107
†Tenneco	46,977	2,659,368
†Tower International	14,920	381,206

		15,373,359

Automobiles–0.03%
Winnebago Industries	20,373	443,316

		443,316

Banks–7.39%
1st Source	12,359	424,037
American National Bankshares	4,395	109,040
Ameris Bancorp	19,579	502,006
Ames National	4,997	129,622
Arrow Financial	6,315	173,599
Banc of California	27,838	319,302
Bancfirst	5,593	354,540
Banco Latinoamericano de Exportacions	23,658	712,106
†Bancorp	26,347	286,919
BancorpSouth	74,631	1,679,944
Bank of Kentucky Financial	5,495	265,244
Bank of Marin Bancorp	5,149	270,786
Bank of the Ozarks	61,620	2,336,630
Banner	16,019	689,137
BBCN Bancorp	62,633	900,663
†Blue Hills Bancorp	24,053	326,640
BNC Bancorp	17,200	296,012
Boston Private Financial Holdings	63,438	854,510
Bridge Bancorp	10,192	272,636
†Bridge Capital Holdings	6,125	137,077
Bryn Mawr Bank	9,064	283,703
Camden National	4,258	169,639
†Capital Bank Financial	19,770	529,836
Capital City Bank Group	6,384	99,207
Cardinal Financial	23,521	466,421
†Cascade Bancorp	18,443	95,719
Cathay General Bancorp	58,603	1,499,651
Centerstate Banks of Florida	32,205	383,562
Central Pacific Financial	18,230	391,945

LVIP SSgA Small-Cap Index Fund—5

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Century Bancorp Class A	2,361	$94,582
Chemical Financial	24,012	735,728
Citizens & Northern	7,361	152,152
City Holding	11,497	534,955
CNB Financial	12,991	240,333
CoBiz Financial	29,853	391,970
Columbia Banking System	40,283	1,112,214
Community Bank System	31,446	1,199,036
Community Trust Bancorp	11,746	430,021
†CommunityOne Bancorp	5,605	64,177
Connectone Bancorp	19,969	379,411
†CU Bancorp	6,000	130,140
†Customers Bancorp	22,280	433,569
CVB Financial	82,759	1,325,799
†Eagle Bancorp	16,509	586,400
Enterprise Bancorp	3,260	82,315
Enterprise Financial Services	15,538	306,565
Fidelity Southern	12,915	208,061
Financial Institutions	11,888	298,983
First Bancorp (Maine)	5,538	100,182
First Bancorp (North Carolina)	13,185	243,527
†First Bancorp (Puerto Rico)	87,135	511,482
First Busey	57,291	372,964
First Business Financial Services	2,900	138,939
First Citizens BancShares Class A	5,900	1,491,461
First Commonwealth Financial	71,539	659,590
First Community Bancshares	10,063	165,738
First Connecticut Bancorp	9,428	153,865
First Financial	7,859	279,938
First Financial Bancorp	41,273	767,265
First Financial Bankshares	46,814	1,398,802
First Interstate Bancsystem	13,498	375,514
First Merchants	25,783	586,563
First Midwest Bancorp	59,255	1,013,853
†First NBC Bank Holding	10,800	380,160
First of Long Island	7,136	202,448
FirstMerit	126,707	2,393,495
Flushing Financial	22,130	448,575
FNB	129,084	1,719,399
German American Bancorp	10,082	307,703
Glacier Bancorp	57,874	1,607,161
Great Southern Bancorp	8,370	332,038
†Great Western Bancorp	14,000	319,060
†Green Bancorp	5,400	65,016
Guaranty Bancorp	8,468	122,278
Hancock Holding	63,664	1,954,485
Hanmi Financial	23,620	515,152
Heartland Financial USA	12,338	334,360
Heritage Commerce	11,254	99,373
Heritage Financial	23,755	416,900
Heritage Oaks Bancorp	11,216	94,102
Home Bancshares	42,314	1,360,818

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
†HomeTrust Bancshares	12,977	$216,197
Horizon Bancorp	8,337	217,929
Hudson Valley Holding	14,338	389,420
Iberiabank	24,404	1,582,599
Independent Bank	16,600	216,630
@Independent Bank (Massachusetts)	19,284	825,548
Independent Bank Group	6,600	257,796
International Bancshares	42,164	1,119,033
Investors Bancorp	272,886	3,063,145
Lakeland Bancorp	24,478	286,393
Lakeland Financial	12,278	533,725
Macatawa Bank	25,100	136,544
MainSource Financial Group	13,420	280,746
MB Financial	50,426	1,656,998
Mercantile Bank	15,733	330,708
Merchants Bancshares	2,742	83,987
†Meridian Bancorp	14,154	158,808
†Metro Bancorp	9,010	233,539
MidSouth Bancorp	4,611	79,955
MidWestOne Financial Group	3,742	107,807
National Bank Holdings Class A	29,752	577,486
National Bankshares	3,739	113,628
National Penn Bancshares	87,213	917,917
NBT Bancorp	30,839	810,141
†NewBridge Bancorp	24,200	210,782
Northrim BanCorp	3,625	95,120
OFG Bancorp	34,188	569,230
Old Line Bancshares	7,600	120,232
Old National Bancorp	89,825	1,336,596
†Opus Bank	5,800	164,546
Pacific Continental	11,170	158,391
†Pacific Premier Bancorp	9,900	171,567
Park National	10,376	918,068
Park Sterling	28,633	210,453
Peapack Gladstone Financial	6,291	116,761
Penns Woods Bancorp	2,776	136,746
Peoples Bancorp	9,640	249,965
Peoples Financial Services	5,500	273,240
Pinnacle Financial Partners	28,204	1,115,186
Preferred Bank	10,329	288,076
PrivateBancorp	55,505	1,853,867
Prosperity Bancshares	52,951	2,931,367
Renasant	23,696	685,525
Republic Bancorp Class A	6,086	150,446
†Republic First Bancorp	13,200	49,500
S&T Bancorp	22,456	669,413
Sandy Spring Bancorp	17,313	451,523
†Seacoast Banking Corp of Florida	17,844	245,355
Sierra Bancorp	8,220	144,343
Simmons First National Class A	13,141	534,182
South State	18,891	1,267,208
Southside Bancshares	20,058	579,882

LVIP SSgA Small-Cap Index Fund—6

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Southwest Bancorp	11,998	$208,285
†Square 1 Financial Class A	7,900	195,130
State Bank Financial	24,628	492,067
Sterling Bancorp	60,633	871,903
Stock Yards Bancorp	13,055	435,254
Stonegate Bank	7,200	213,264
Suffolk Bancorp	11,049	250,923
†Sun Bancorp	5,281	102,451
Susquehanna Bancshares	144,710	1,943,455
Talmer Bancorp Class A	12,700	178,308
†Texas Capital Bancshares	34,815	1,891,499
Tompkins Financial	10,897	602,604
TowneBank	22,265	336,647
Trico Bancshares	13,253	327,349
†Tristate Capital Holdings	22,700	232,448
Trustmark	50,179	1,231,393
UMB Financial	29,282	1,665,853
Umpqua Holdings	125,781	2,139,535
Union Bankshares	36,631	882,074
United Bankshares	52,235	1,956,201
United Community Banks	35,856	679,113
Univest Corp. of Pennsylvania	13,432	271,864
Valley National Bancorp	170,199	1,652,632
ViewPoint Financial Group	30,227	720,914
Washington Trust Bancorp	9,675	388,742
Webster Financial	67,353	2,190,993
Wesbanco	18,526	644,705
West Bancorporation	8,863	150,848
Westamerica Bancorporation	19,981	979,469
†Western Alliance Bancorp	56,190	1,562,082
Wilshire Bancorp	47,547	481,651
Wintrust Financial	36,007	1,683,687
†Yadkin Financial	18,486	363,250

		102,419,592

Beverages–0.18%
†Boston Beer Class A	6,516	1,886,643
Coca-Cola Bottling Consolidated	4,013	353,264
†Craft Brewers Alliance	6,450	86,043
†National Beverage	6,867	155,332

		2,481,282

Biotechnology–5.25%
†ACADIA Pharmaceuticals	58,900	1,870,075
†Acceleron Pharma	11,900	463,624
†Achillion Pharmaceuticals	79,872	978,432
†Acorda Therapeutics	31,971	1,306,655
†Actinium Pharmaceuticals	14,300	84,227
†Aegerion Pharmaceuticals	21,043	440,640
†Agenus	45,000	178,650
†Agios Pharmaceuticals	11,100	1,243,644
†Akebia Therapeutics	5,700	66,348

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Alder Biopharmaceuticals	6,100	$177,449
†AMAG Pharmaceuticals	16,729	712,990
†Anacor Pharmaceuticals	23,851	769,195
†Applied Genetic Technologies	6,000	126,120
†Arena Pharmaceuticals	166,743	578,598
†ARIAD Pharmaceuticals	119,300	819,591
†Array BioPharma	84,233	398,422
†Arrowhead Research	37,500	276,750
†Auspex Pharmaceuticals	5,700	299,136
†Avalanche Biotechnologies	5,100	275,400
†BioCryst Pharmaceuticals	50,700	616,512
†BioSpecifics Technologies	3,700	142,894
†Biotime	49,144	183,307
†Bluebird Bio	17,400	1,595,928
†Celldex Therapeutics	64,640	1,179,680
†Cellular Dynamics International	6,100	39,223
†Cepheid	53,506	2,896,815
†ChemoCentryx	15,750	107,573
†Chimerix	23,000	925,980
†Clovis Oncology	17,835	998,760
†CTI BioPharma	108,200	255,352
†Cytokinetics	15,866	127,087
†Cytori Therapeutics	30,696	15,001
†CytRx	40,400	110,696
†Dermira	5,900	106,849
=Durata Therapeutics	14,227	16,503
†Dyax	106,531	1,497,826
†Dynavax Technologies	22,157	373,567
†Emergent BioSolutions	24,548	668,442
†Enanta Pharmaceuticals	7,500	381,375
†Epizyme	9,300	175,491
†Exact Sciences	64,450	1,768,508
†Exelixis	130,268	187,586
†Five Prime Therapeutics	13,100	353,700
†Foundation Medicine	12,400	275,528
†Galectin Therapeutics	13,000	45,110
†Galena Biopharma	84,600	127,746
†Genomic Health	11,777	376,511
†Geron	101,244	329,043
†Halozyme Therapeutic	82,043	791,715
†Heron Therapeutics	14,100	141,846
†Hyperion Therapeutics	8,334	200,016
†Idera Pharmaceuticals	43,600	192,276
†Immunogen	67,993	414,757
†Immunomedics	64,026	307,325
†Infinity Pharmaceuticals	39,224	662,493
†Inovio Pharmaceuticals	43,500	399,330
†Insmed	40,000	618,800
†Insys Therapeutics	6,450	271,932
†Intrexon	25,800	710,274
†Ironwood Pharmaceuticals	91,072	1,395,223
†Isis Pharmaceuticals	89,741	5,540,609

LVIP SSgA Small-Cap Index Fund—7

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Karyopharm Therapeutics	9,000	$336,870
†Keryx Biopharmaceuticals	67,387	953,526
†Kindred Biosciences	11,000	81,950
†KYTHERA Biopharmaceuticals	14,446	500,987
†Lexicon Pharmaceutical	168,816	153,606
†Ligand Pharmaceuticals Class B	14,965	796,288
†MacroGenics	14,500	508,515
†MannKind	165,036	860,663
†Merrimack Pharmaceuticals	79,570	899,141
†MiMedx Group	71,800	827,854
†Momenta Pharmaceuticals	34,182	411,551
†NanoViricides	29,000	78,880
†Navidea Biopharmaceuticals	114,850	217,067
†Neuralstem	49,800	135,456
†Neurocrine Biosciences	58,953	1,317,010
†NewLink Genetics	16,447	653,768
†Northwest Biotherapeutics	25,700	137,495
†Novavax	170,136	1,008,906
†NPS Pharmaceuticals	81,405	2,911,857
†Ohr Pharmaceutical	15,200	126,768
†OncoMed Pharmaceuticals	12,100	263,296
†Oncothyreon	51,200	97,280
†Ophthotech	11,900	533,953
†Opko Health	153,839	1,536,852
†Orexigen Therapeutics	91,320	553,399
†Organovo Holdings	45,200	327,700
†Osiris Therapeutics	15,147	242,201
†OvaScience	12,700	561,594
PDL BioPharma	126,481	975,169
†Peregrine Pharmaceuticals	135,900	188,901
†Portola Pharmaceuticals	32,500	920,400
†Progenics Pharmaceuticals	47,098	356,061
†Prothena	19,700	408,972
†PTC Therapeutics	18,600	962,922
†Puma Biotechnology	17,800	3,369,006
†Raptor Pharmaceutical	50,730	533,680
†Receptos	16,700	2,045,917
†Regulus Therapeutics	6,327	101,485
†Repligen	26,525	525,195
†Retrophin	13,400	164,016
†Rigel Pharmaceuticals	61,674	140,000
†Sage Therapeutics	5,400	197,640
†Sangamo Biosciences	54,589	830,299
†Sarepta Therapeutics	32,100	464,487
†Spectrum Pharmaceuticals	44,725	309,944
†Stemline Therapeutics	5,900	100,654
†Sunesis Pharmaceuticals	39,097	99,697
†Synageva BioPharma	15,607	1,448,174
†Synergy Pharmaceuticals	86,618	264,185
†Synta Pharmaceuticals	46,890	124,259
†TESARO	13,204	491,057
†TG Therapeutics	20,600	326,304

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Threshold Pharmaceuticals	48,147	$153,107
†Ultragenyx Pharmaceutical	4,700	206,236
†Vanda Pharmaceuticals	26,781	383,504
†Veracyte	4,300	41,538
†Verastem	14,603	133,471
†Versartis	5,000	112,250
†Xencor	11,100	178,044
†XOMA	58,070	208,471
†ZIOPHARM Oncology	71,434	362,170

		72,752,783

Building Products–0.78%
AAON	30,717	687,754
†American Woodmark	9,775	395,301
Apogee Enterprises	22,947	972,264
†Builders FirstSource	41,066	282,123
†Continental Building Products	9,600	170,208
†Gibraltar Industries	23,856	387,899
Griffon	35,364	470,341
Insteel Industries	15,439	364,052
†Masonite International	23,000	1,413,580
†NCI Building Systems	20,291	375,789
†Norcraft	6,800	131,240
†Nortek	7,276	591,757
†Patrick Industries	6,101	268,322
†PGT	43,195	415,968
†Ply Gem Holdings	19,100	267,018
Quanex Building Products	26,652	500,525
Simpson Manufacturing	31,889	1,103,359
†Trex	24,694	1,051,471
†Trinseo	10,600	184,970
Universal Forest Products	14,170	753,844

		10,787,785

Capital Markets–1.55%
†Altisource Asset Management	1,000	310,120
Arlington Asset Investment Class A	15,885	422,700
BGC Partners Class A	126,109	1,153,897
Calamos Asset Management Class A	11,459	152,634
CIFC	325	2,688
Cohen & Steers	15,069	634,104
CorEnergy Infrastructure Trust	22,900	148,392
†Cowen Group Class A	79,635	382,248
Diamond Hill Investment Group	2,432	335,713
Evercore Partners Class A	24,592	1,287,883
†FBR	5,231	128,630
Financial Engines	40,022	1,462,804
FXCM Class A	32,953	546,031
GAMCO Investors	5,496	488,814
GFI Group	64,044	349,040
Greenhill	22,190	967,484

LVIP SSgA Small-Cap Index Fund—8

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
Hannon Armstrong Sustainable Infrastructure Capital	18,800	$267,524
HFF Class A	25,381	911,686
†International FCStone	14,724	302,873
†Investment Technology Group	29,042	604,654
Janus Capital Group	111,400	1,796,882
†KCG Holdings	38,166	444,634
†Ladenburg Thalmann Financial Services	83,408	329,462
Manning & Napier	12,216	168,825
†Marcus & Millichap	7,400	246,050
Moelis & Co	5,300	185,129
OM Asset Management	18,400	298,816
Oppenheimer Holdings Class A	5,102	118,622
†Piper Jaffray	12,968	753,311
Pzena Investment Management Class A	4,622	43,724
†Safeguard Scientifics	17,820	353,192
Silvercrest Asset Management Group Class A	7,300	114,245
†Stifel Financial	50,547	2,578,908
†SWS Group	18,358	126,854
=Teton Advisors Class B	19	0
Virtus Investment Partners	5,572	949,970
†Walter Investment Management	28,018	462,577
Westwood Holdings Group	5,314	328,511
WisdomTree Investments	86,008	1,348,175

		21,507,806

Chemicals–2.10%
†Advanced Emissions Solutions	15,608	355,706
American Vanguard	19,795	230,018
Axiall	53,221	2,260,296
Balchem	22,507	1,499,866
†Calgon Carbon	37,940	788,393
Chase	4,411	158,752
†Chemtura	64,820	1,602,999
=Chemtura	37,800	0
†Ferro	57,087	739,848
†Flotek Industries	42,186	790,144
Fuller (H.B.)	38,909	1,732,618
FutureFuel	17,308	225,350
Hawkins	8,139	352,663
Innophos Holdings	17,464	1,020,771
Innospec	19,704	841,361
†Intrepid Potash	42,900	595,452
KMG Chemicals	4,772	95,440
Koppers Holdings	14,660	380,867
†Kraton Performance Polymers	23,641	491,496
Kronos Worldwide	15,200	197,904
†Landec	20,233	279,418
†LSB Industries	13,961	438,934

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
†Marrone Bio Innovations	3,600	$12,996
Minerals Technologies	26,164	1,817,090
Olin	59,417	1,352,925
OM Group	22,841	680,662
†Omnova Solutions	39,840	324,298
PolyOne	71,664	2,716,782
Quaker Chemical	10,513	967,617
†Rentech	182,573	230,042
Schulman (A.)	20,931	848,333
†Senomyx	30,800	185,108
Sensient Technologies	38,295	2,310,720
Stepan	14,370	575,950
†Trecora Resources	10,992	161,582
Tredegar	17,730	398,748
Tronox	48,000	1,146,240
Zep	18,945	287,017

		29,094,406

Commercial Services & Supplies–2.17%
ABM Industries	41,723	1,195,364
†ACCO Brands	80,624	726,422
†ARC Document Solutions	31,770	324,689
Brady Class A	34,337	938,774
Brink’s	37,857	924,089
†Casella Waste Systems	36,534	147,597
Ceco Environmental	13,767	213,939
†Cenveo	27,711	58,193
Cimpress	26,434	1,978,321
Civeo	68,000	279,480
Deluxe	38,640	2,405,340
Ennis	17,560	236,533
G&K Services Class A	15,761	1,116,667
Healthcare Services Group	54,681	1,691,283
†Heritage-Crystal Clean	4,288	52,871
Herman Miller	44,287	1,303,366
HNI	34,475	1,760,294
†InnerWorkings	28,357	220,901
Interface Class A	48,121	792,553
Kimball International Class B	26,702	243,522
Knoll	34,282	725,750
†Liberty Tax	1,700	60,758
McGrath RentCorp	20,640	740,150
Mobile Mini	36,466	1,477,238
MSA Safety	22,118	1,174,245
Multi-Color	10,092	559,299
NL Industries	4,936	42,450
†Performant Financial	28,495	189,492
Quad Graphics	23,523	540,088
†SP Plus	12,197	307,730
Steelcase Class A	60,434	1,084,790
†Team	16,413	664,070
Tetra Tech	47,591	1,270,680

LVIP SSgA Small-Cap Index Fund—9

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
UniFirst	11,167	$1,356,232
United Stationers	30,819	1,299,329
US Ecology	16,819	674,778
Viad	15,713	418,909
West	27,900	920,700

		30,116,886

Communications Equipment–1.55%
Adtran	44,548	971,146
†Aerohive Networks	11,200	53,760
Alliance Fiber Optic Products	10,600	153,806
†Applied Optoelectronics	10,700	120,054
†Aruba Networks	82,988	1,508,722
Bel Fuse Class B	6,538	178,749
Black Box	12,650	302,335
†CalAmp	26,672	488,098
†Calix	32,331	323,957
†Ciena	81,440	1,580,750
†Clearfield	8,300	102,173
Comtech Telecommunications	12,775	402,668
†Digi International	14,522	134,909
†Emulex	65,406	370,852
†Extreme Networks	71,245	251,495
†Finisar	78,667	1,526,926
†Harmonic	75,788	531,274
†Infinera	94,841	1,396,060
InterDigital	28,288	1,496,435
†Ixia	38,491	433,024
†KVH Industries	9,275	117,329
†NETGEAR	26,334	936,964
†Numerex Class A	7,573	83,757
†Oclaro	67,800	120,684
†Parkervision	57,733	52,531
Plantronics	31,651	1,678,136
†Polycom	107,700	1,453,950
†Procera Networks	18,335	131,829
†Ruckus Wireless	52,211	627,576
†ShoreTel	52,268	384,170
†Sonus Networks	198,512	788,093
Tessco Technologies	2,972	86,188
Ubiquiti Networks	21,529	638,120
†ViaSat	31,946	2,013,556

		21,440,076

Construction & Engineering–0.72%
†Aegion	27,728	516,018
†Ameresco Class A	10,729	75,103
Argan	12,051	405,396
Comfort Systems USA	27,536	471,416
†Dycom Industries	24,129	846,687
EMCOR	51,277	2,281,314
†Furmanite	33,418	261,329

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Construction & Engineering (continued)
Granite Construction	30,540	$1,161,131
†Great Lakes Dredge & Dock	38,697	331,246
†Layne Christensen	10,946	104,425
†MasTec	50,878	1,150,352
†MYR Group	16,394	449,196
†Northwest Pipe	8,096	243,852
†Orion Marine Group	17,195	190,005
Primoris Services	30,838	716,675
†Sterling Construction	9,910	63,325
†Tutor Perini	26,883	647,074

		9,914,544

Construction Materials–0.09%
†Headwaters	51,923	778,326
United States Lime & Minerals	1,487	108,343
†US Concrete	12,000	341,400

		1,228,069

Consumer Finance–0.66%
Cash America International	21,556	487,597
†Consumer Portfolio Services	14,500	106,720
†Credit Acceptance	5,101	695,827
†Encore Capital Group	20,263	899,677
†Enova International	19,723	439,034
†Ezcorp Class A	33,919	398,548
†First Cash Financial Services	21,417	1,192,284
†Green Dot Class A	24,241	496,698
Nelnet Class A	16,638	770,839
†Nicholas Financial	6,497	96,805
†PRA Group	37,823	2,191,086
†Regional Management	11,943	188,819
†Springleaf Holdings	20,400	737,868
†World Acceptance	5,701	452,944

		9,154,746

Containers & Packaging–0.44%
†AEP Industries	2,547	148,108
†Berry Plastics Group	69,787	2,201,780
†Graphic Packaging Holding	248,796	3,388,602
Myers Industries	18,597	327,307
†UFP Technologies	3,077	75,648

		6,141,445

Distributors–0.25%
Core-Mark Holding	16,630	1,029,896
Pool	34,771	2,205,872
†VOXX International Class A	11,189	98,016
Weyco Group	4,458	132,269

		3,466,053

Diversified Consumer Services–1.07%
†2U	7,400	145,484
†American Public Education	13,160	485,209

LVIP SSgA Small-Cap Index Fund—10

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Consumer Services (continued)
†Ascent Capital Group Class A	9,977	$528,083
†Bridgepoint Education	15,373	174,022
†Bright Horizons Family Solutions	22,263	1,046,584
Capella Education	8,980	691,101
†Career Education	62,568	435,473
Carriage Services	13,935	291,938
†Chegg	53,300	368,303
Collectors Universe	8,200	171,052
†Grand Canyon Education	36,208	1,689,465
†Houghton Mifflin Harcourt	84,600	1,752,066
†ITT Educational Services	15,000	144,150
†K12	24,900	295,563
†LifeLock	58,281	1,078,781
Matthews International Class A	22,310	1,085,828
†Regis	30,446	510,275
Sotheby’s	47,275	2,041,335
†Steiner Leisure	12,380	572,080
†Strayer Education	9,165	680,776
Universal Technical Institute	12,295	120,983
†Weight Watchers International	20,000	496,800

		14,805,351

Diversified Financial Services–0.31%
†FCB Financial Holdings Class A	7,700	189,728
Gain Capital Holdings	22,453	202,526
†JG Wentworth	5,000	53,300
MarketAxess Holdings	29,285	2,100,027
Marlin Business Services	5,686	116,734
†NewStar Financial	15,598	199,654
†PHH	38,652	926,102
†PICO Holdings	17,571	331,213
RCS Capital	7,300	89,352
Resource America Class A	6,711	60,667

		4,269,303

Diversified Telecommunication Services–0.66%
†8x8	68,440	626,910
Atlantic Tele-Network	7,492	506,384
†Cincinnati Bell	168,526	537,598
Cogent Communications Group	35,704	1,263,565
Consolidated Communications Holdings	35,035	975,024
†FairPoint Communications	19,237	273,358
†General Communication Class A	32,619	448,511
†Globalstar	198,700	546,425
†Hawaiian Telcom Holdco	9,271	255,601
IDT Class B	16,415	333,389
†InContact	48,894	429,778
Inteliquent	25,889	508,201
†Intelsat	19,800	343,728
†Iridium Communications	65,550	639,113
Lumos Networks	13,157	221,301

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
†magicJack VocalTec	10,994	$89,271
†ORBCOMM	39,294	256,983
†Premiere Global Services	39,536	419,872
†Vonage Holdings	125,953	479,881

		9,154,893

Electric Utilities–1.37%
Abengoa Yield	22,629	618,224
ALLETE	31,883	1,758,029
Cleco	44,887	2,448,137
El Paso Electric	30,741	1,231,484
Empire District Electric	34,714	1,032,394
Idacorp	38,476	2,546,726
MGE Energy	27,426	1,250,900
NRG Yield Class A	18,800	886,232
Otter Tail	28,981	897,252
PNM Resources	61,436	1,820,349
Portland General Electric	60,214	2,277,896
UIL Holdings	41,840	1,821,714
UNITIL	11,541	423,208

		19,012,545

Electrical Equipment–0.94%
AZZ	20,327	953,743
†Capstone Turbine	284,287	210,173
Encore Wire	14,726	549,722
EnerSys	36,306	2,240,806
†Enphase Energy	18,600	265,794
Franklin Electric	35,240	1,322,557
†FuelCell Energy	193,034	297,272
†Generac Holdings	52,782	2,468,086
General Cable	36,900	549,810
Global Power Equipment Group	10,815	149,355
†GrafTech International	87,000	440,220
LSI Industries	13,077	88,793
†Plug Power	120,900	362,700
†Polypore International	35,100	1,651,455
Powell Industries	6,608	324,255
†Power Solutions International	3,200	165,152
†PowerSecure International	18,500	215,525
Preformed Line Products	1,286	70,254
†Revolution Lighting Technologies	30,400	41,040
†Thermon Group Holdings	22,603	546,767
†Vicor	11,771	142,429

		13,055,908

Electronic Equipment, Instruments & Components–2.62%
†Agilysys	10,614	133,630
†Anixter International	20,201	1,786,980
Badger Meter	10,561	626,795
Belden	33,642	2,651,326
†Benchmark Electronics	42,966	1,093,055
†Checkpoint Systems	29,772	408,770

LVIP SSgA Small-Cap Index Fund—11

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Cognex	66,930	$2,766,217
†Coherent	19,532	1,185,983
†Control4	6,500	99,905
CTS	26,711	476,257
†CUI Global	14,900	111,005
Daktronics	24,461	306,007
†DTS	15,365	472,474
Electro Rent	16,047	225,300
Electro Scientific Industries	13,023	101,058
†Fabrinet	24,141	428,261
†FARO Technologies	12,399	777,169
FEI	32,611	2,946,404
=Gerber Scientific	6,600	0
†GSI Group	26,763	393,951
†II-VI	37,951	518,031
†Imprivata	6,500	84,500
†Insight Enterprises	31,603	818,202
†InvenSense	51,452	836,610
†Itron	31,000	1,310,990
†KEMET	26,326	110,569
†Kimball Electronics	20,026	240,713
Littelfuse	17,506	1,692,305
†Maxwell Technologies	24,876	226,869
†Mercury Computer Systems	28,051	390,470
Mesa Laboratories	1,430	110,553
Methode Electronics	27,566	1,006,435
MTS Systems	11,357	852,116
†Multi-Fineline Electronix	5,497	61,731
†Newport	28,949	553,215
†OSI Systems	15,868	1,122,978
Park Electrochemical	15,488	386,116
PC Connection	8,824	216,629
†Plexus	24,363	1,003,999
†RealD	34,440	406,392
†Rofin-Sinar Technologies	21,347	614,153
†Rogers	14,052	1,144,395
†Sanmina	62,795	1,477,566
†ScanSource	22,637	909,102
†Speed Commerce	43,000	132,870
Synnex	22,223	1,736,950
†TTM Technologies	40,422	304,378
†Universal Display	32,041	889,138
†Viasystems Group	1,851	30,134
†Vishay Precision Group	7,609	130,570

		36,309,226

Energy Equipment & Services–1.13%
†Basic Energy Services	23,879	167,392
Bristow Group	27,591	1,815,212
†C&J Energy Services	35,529	469,338
CARBO Ceramics	14,800	592,740
†CHC Group	25,200	81,144

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services (continued)
Dawson Geophysical	5,404	$66,091
†Era Group	17,100	361,665
Exterran Holdings	44,300	1,443,294
†Forum Energy Technologies	46,346	960,753
†Geospace Technologies	8,853	234,605
Gulf Island Fabrication	8,179	158,591
Gulfmark Offshore	21,498	524,981
†Helix Energy Solutions Group	78,256	1,698,155
†Hercules Offshore	110,376	110,376
†Hornbeck Offshore Services	26,259	655,687
†ION Geophysical	93,938	258,330
†Key Energy Services	106,617	178,050
†Matrix Service	20,607	459,948
†McDermott International	171,900	500,229
†Mitcham Industries	7,277	43,153
†Natural Gas Services Group	7,585	174,758
†Newpark Resources	62,441	595,687
Nordic American Offshore	11,100	136,308
North Atlantic Drill	50,600	82,478
†Nuverra Environmental Solutions	13,492	74,881
†Parker Drilling	92,445	283,806
†PHI	10,182	380,807
†Pioneer Energy Services	43,983	243,666
†RigNet	9,674	396,924
†SEACOR Holdings	14,100	1,040,721
Terraform Power Class A	17,000	524,960
Tesco	27,946	358,268
†TETRA Technologies	55,642	371,689
†Vantage Drilling	144,726	70,742
†Willbros Group	28,802	180,589

		15,696,018

Food & Staples Retailing–1.00%
Andersons	22,063	1,172,428
Casey’s General Stores	29,312	2,647,460
†Chefs’ Warehouse Holdings	10,795	248,717
†Fairway Group Holdings	10,100	31,815
†Fresh Market	33,500	1,380,200
Ingles Markets Class A	7,831	290,452
†Natural Grocers by Vitamin Cottage	7,253	204,317
†Pantry	20,267	751,095
PriceSmart	13,732	1,252,633
†Roundy’s	24,045	116,378
†Smart & Final Stores	10,200	160,446
SpartanNash	27,358	715,138
†SUPERVALU	151,347	1,468,066
†United Natural Foods	38,299	2,961,470
Village Super Market Class A	4,613	126,258
Weis Markets	7,400	353,868

		13,880,741

LVIP SSgA Small-Cap Index Fund—12

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products–1.50%
Alico	2,463	$123,224
B&G Foods Class A	39,514	1,181,469
†Boulder Brands	42,613	471,300
Calavo Growers	10,754	508,664
Cal-Maine Foods	24,730	965,212
†Chiquita Brands International	37,857	547,412
†Darling International	125,959	2,287,415
Dean Foods	67,700	1,312,026
†Diamond Foods	17,771	501,675
†Farmer Bros	5,201	153,169
Fresh Del Monte Produce	27,456	921,149
†Inventure Foods	13,960	177,850
J&J Snack Foods	11,787	1,282,072
John B. Sanfilippo & Son	7,302	332,241
Lancaster Colony	14,054	1,316,017
†Lifeway Foods	279	5,170
Limoneira	9,287	231,989
†Omega Protein	11,568	122,274
†Post Holdings	33,954	1,422,333
Sanderson Farms	17,290	1,452,792
†Seaboard	217	910,955
†Seneca Foods Class A	7,410	200,292
Snyders-Lance	35,415	1,081,928
Tootsie Roll Industries	14,209	435,506
†TreeHouse Foods	32,413	2,772,284

		20,716,418

Gas Utilities–1.10%
Chesapeake Utilities	10,465	519,692
Laclede Group	32,067	1,705,964
New Jersey Resources	32,191	1,970,089
Northwest Natural Gas	21,419	1,068,808
ONE Gas	40,500	1,669,410
Piedmont Natural Gas	59,868	2,359,398
South Jersey Industries	25,752	1,517,565
Southwest Gas	36,095	2,231,032
WGL Holdings	40,224	2,197,035

		15,238,993

Health Care Equipment & Supplies–3.38%
Abaxis	17,713	1,006,630
†ABIOMED	31,639	1,204,180
†Accuray	64,818	489,376
Analogic	8,637	730,777
†AngioDynamics	21,092	400,959
†Anika Therapeutics	10,095	411,270
†Antares Pharma	85,224	219,026
†AtriCure	17,503	349,360
Atrion	1,267	430,793
Cantel Medical	27,050	1,170,183
†Cardiovascular Systems	20,282	610,083
†Cerus	54,683	341,222

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Conmed	19,922	$895,693
CryoLife	18,010	204,053
†Cyberonics	20,904	1,163,935
†Cynosure Class A	18,442	505,680
†Derma Sciences	18,164	169,107
†DexCom	57,777	3,180,624
†Endologix	47,332	723,706
†Exactech	8,883	209,372
†GenMark Diagnostics	28,400	386,524
†Globus Medical	47,574	1,130,834
†Greatbatch	19,825	977,373
†Haemonetics	40,534	1,516,782
†HeartWare International	12,480	916,406
†ICU Medical	11,067	906,387
†Inogen	7,300	229,001
†Insulet	42,985	1,979,889
†Integra LifeSciences Holdings	19,675	1,066,975
†Intersect ENT	6,400	118,720
Invacare	23,439	392,838
†K2M Group Holdings	8,400	175,308
†LDR Holding	12,000	393,360
†Masimo	34,758	915,526
Meridian Bioscience	29,175	480,221
†Merit Medical Systems	31,574	547,177
†NanoString Technologies	12,600	175,518
†Natus Medical	25,563	921,291
†Neogen	27,512	1,364,320
†NuVasive	35,437	1,671,209
†NxStage Medical	47,154	845,471
†Ocular Therapeutix	6,500	152,880
†OraSure Technologies	36,206	367,129
†Orthofix International	14,003	420,930
†Oxford Immunotec Global	7,500	102,150
†PhotoMedex	7,198	11,013
†Quidel	20,725	599,367
†Rockwell Medical Technologies	25,635	263,528
†RTI Biologics	33,600	174,720
†Spectranetics	32,869	1,136,610
†Staar Surgical	30,099	274,202
STERIS	45,067	2,922,595
†SurModics	10,565	233,487
†Symmetry Surgical	7,916	61,662
†Tandem Diabetes Care	5,200	66,040
†Thoratec	44,500	1,444,470
†Tornier	29,465	751,358
†TransEnterix	29,600	86,136
†TriVascular Technologies	5,100	64,107
†Unilife	86,887	291,071
Utah Medical Products	1,866	112,053
†Vascular Solutions	14,273	387,655
†Volcano	37,731	674,630
West Pharmaceutical Services	54,200	2,885,608

LVIP SSgA Small-Cap Index Fund—13

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Wright Medical Group	39,060	$1,049,542
†Zeltiq Aesthetics	25,556	713,268

		46,773,370

Health Care Providers & Services–2.61%
AAC Holdings	4,400	136,048
†Acadia Healthcare	31,777	1,945,070
†Addus HomeCare	4,700	114,069
†Adeptus Health Class A	5,500	205,700
†Air Methods	30,396	1,338,336
†Alliance HealthCare Services	4,300	90,257
†Almost Family	4,576	132,475
†Amedisys	19,316	566,925
†AMN Healthcare Services	33,474	656,090
†Amsurg	31,442	1,720,821
†Bio-Reference Labs	17,670	567,737
†BioScrip	59,631	416,821
†BioTelemetry	19,100	191,573
†Capital Senior Living	23,931	596,121
†Catalent	36,100	1,006,468
Chemed	13,398	1,415,767
†Civitas Solutions	8,900	151,567
†CorVel	9,812	365,203
†Cross Country Healthcare	18,317	228,596
Ensign Group	15,445	685,604
†ExamWorks Group	27,204	1,131,414
†Five Star Quality Care	27,022	112,141
†Gentiva Health Services	26,854	511,569
†Hanger	27,732	607,331
†HealthEquity	9,700	246,865
HealthSouth	66,567	2,560,167
†Healthways	25,136	499,704
†IPC The Hospitalist	13,694	628,418
Kindred Healthcare	47,950	871,731
Landauer	7,171	244,818
†LHC Group	9,106	283,925
†Magellan Health Services	21,195	1,272,336
†Molina Healthcare	23,681	1,267,644
†MWI Veterinary Supply	9,506	1,615,164
National Healthcare	7,875	494,865
National Research Class A	4,281	59,891
†NeoStem	23,200	87,464
Owens & Minor	46,854	1,645,044
†PharMerica	23,549	487,700
†Providence Service	9,433	343,739
†RadNet	23,700	202,398
Select Medical Holdings	56,967	820,325
†Skilled Healthcare Group	13,045	111,796
†Surgical Care Affiliates	11,600	390,340
†T2 Biosystems	5,900	113,516
†Team Health Holdings	54,059	3,110,014
†Triple-S Management Class B	17,738	424,116

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
U.S. Physical Therapy	9,349	$392,284
†Universal American	36,111	335,110
†WellCare Health Plans	33,159	2,721,028

		36,124,105

Health Care Technology–0.52%
†Castlight Health Class B	9,400	109,980
Computer Programs & Systems	8,149	495,052
†HealthStream	14,645	431,735
†HMS Holdings	68,020	1,437,943
†MedAssets	46,174	912,398
†Medidata Solutions	41,934	2,002,349
†Merge Healthcare	30,188	107,469
†Omnicell	29,625	981,180
Quality Systems	36,028	561,677
†Vocera Communications	13,540	141,087

		7,180,870

Hotels, Restaurants & Leisure–3.10%
†Belmond	76,222	942,866
†Biglari Holdings	1,300	519,363
†BJ’s Restaurants	17,274	867,328
†Bloomin’ Brands	55,852	1,382,896
Bob Evans Farms	19,432	994,530
†Boyd Gaming	57,283	732,077
†Bravo Brio Restaurant Group	11,026	153,372
†Buffalo Wild Wings	14,668	2,645,814
†Caesars Acquisition	33,100	341,261
†Caesars Entertainment	41,000	643,290
†Carrols Restaurant Group	34,765	265,257
Cheesecake Factory	37,086	1,865,797
Churchill Downs	10,521	1,002,651
†Chuy’s Holdings	13,532	266,174
ClubCorp Holdings	19,900	356,807
Cracker Barrel Old Country Store	14,294	2,012,023
†Dave & Buster’s Entertainment	5,100	139,230
†Del Frisco’s Restaurant Group	17,087	405,645
†Denny’s	72,156	743,928
†Diamond Resorts International	25,600	714,240
DineEquity	12,232	1,267,724
†El Pollo Loco Holdings	6,100	121,817
†Empire Resorts	16,500	128,040
†Famous Dave’s of America	5,900	154,993
†Fiesta Restaurant Group	21,357	1,298,506
†Habit Restaurants Class A	4,400	142,340
†Ignite Restaurant Group	3,734	29,387
International Speedway Class A	19,518	617,745
Interval Leisure Group	27,536	575,227
†Intrawest Resorts Holdings	12,700	151,638
†Isle of Capri Casinos	14,073	117,791
Jack in the Box	30,915	2,471,963
†Jamba	15,291	230,741

LVIP SSgA Small-Cap Index Fund—14

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Krispy Kreme Doughnuts	51,457	$1,015,761
†La Quinta Holdings	32,100	708,126
†Life Time Fitness	31,683	1,793,891
Marcus	11,934	220,898
Marriott Vacations Worldwide	20,772	1,548,345
†Monarch Casino & Resort	6,584	109,229
†Morgans Hotel Group	26,125	204,820
†Nathan’s Famous	2,835	226,800
†Noodles	7,800	205,530
Papa John’s International	23,822	1,329,268
†Penn National Gaming	56,900	781,237
†Pinnacle Entertainment	45,885	1,020,941
†Popeyes Louisiana Kitchen	17,329	975,103
†Potbelly	16,600	213,642
†Red Robin Gourmet Burgers	10,722	825,326
†Ruby Tuesday	53,395	365,222
Ruth’s Hospitality Group	29,208	438,120
†Scientific Games Class A	41,452	527,684
Sonic	40,775	1,110,303
Speedway Motorsports	7,375	161,291
Texas Roadhouse	54,540	1,841,270
Travelport Worldwide	22,800	410,400
Vail Resorts	27,746	2,528,493
†Zoe’s Kitchen	4,200	125,622

		42,989,783

Household Durables–1.12%
†Beazer Homes USA	18,266	353,630
†Cavco Industries	7,426	588,659
CSS Industries	5,355	148,012
†Dixie Group	10,800	99,036
Ethan Allen Interiors	17,332	536,772
Flexsteel Industries	2,528	81,528
†Helen of Troy	22,347	1,453,896
†Hovnanian Enterprises Class A	101,192	417,923
†Installed Building Products	4,918	87,639
†iRobot	22,732	789,255
KB Home	62,936	1,041,591
La-Z-Boy	41,433	1,112,062
†LGI Homes	9,600	143,232
†Libbey	16,688	524,671
Lifetime Brands	6,178	106,262
†M/I Homes	17,574	403,499
MDC Holdings	30,334	802,941
†Meritage Homes	30,384	1,093,520
NACCO Industries Class A	2,792	165,733
†New Home	10,900	157,832
Ryland Group	36,636	1,412,684
†Skullcandy	9,019	82,885
†Standard Pacific	110,998	809,175
†TRI Pointe Homes	114,052	1,739,293
†UCP	5,100	53,550

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
†Universal Electronics	12,011	$781,075
†WCI Communities	12,200	238,876
†William Lyon Homes Class A	13,000	263,510

		15,488,741

Household Products–0.18%
†Central Garden & Pet Class A	33,822	323,000
†Harbinger Group	60,156	851,809
Oil-Dri Corp of America	3,441	112,280
Orchids Paper Products	8,292	241,380
WD-40	11,239	956,214

		2,484,683

Independent Power & Renewable Electricity Producers–0.31%
Atlantic Power	87,333	236,672
†Dynegy	91,900	2,789,165
Ormat Technologies	14,756	401,068
Pattern Energy Group	28,600	705,276
†Vivint Solar	15,700	144,754

		4,276,935

Industrial Conglomerates–0.05%
Raven Industries	28,951	723,775

		723,775

Insurance–2.57%
†Ambac Financial Group	34,000	833,000
American Equity Investment Life Holding	58,055	1,694,625
AMERISAFE	13,499	571,818
Amtrust Financial Services	23,733	1,334,981
Argo Group International Holdings	20,207	1,120,882
†Atlas Financial Holdings	8,300	135,456
Baldwin & Lyons Class B	4,943	127,431
†Citizens	25,691	195,252
CNO Financial Group	156,012	2,686,527
Crawford Class B	17,053	175,305
Donegal Group Class A	5,144	82,201
†eHealth	14,419	359,321
EMC Insurance Group	2,600	92,196
Employers Holdings	22,527	529,610
†Enstar Group	6,811	1,041,334
FBL Financial Group Class A	8,674	503,352
Federated National Holding	11,700	282,672
Fidelity & Guaranty Life	8,100	196,587
First American Financial	79,376	2,690,846
†Global Indemnity	6,337	179,781
†Greenlight Capital Re Class A	20,357	664,656
†Hallmark Financial Services	8,751	105,800
HCI Group	6,007	259,743
†Heritage Insurance Holdings	9,300	180,699
†Hilltop Holdings	52,567	1,048,712
Horace Mann Educators	32,431	1,076,061

LVIP SSgA Small-Cap Index Fund—15

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Independence Holding	6,117	$85,332
@Infinity Property & Casualty	8,589	663,586
Kansas City Life Insurance	2,714	130,353
Kemper	36,300	1,310,793
Maiden Holdings	39,495	505,141
Meadowbrook Insurance Group	46,248	391,258
Montpelier Re Holdings	29,176	1,045,084
National General Holdings	25,700	478,277
National Interstate	3,801	113,270
National Western Life Insurance Class A	1,816	488,958
†Navigators Group	7,316	536,555
OneBeacon Insurance Group	20,187	327,029
†Phoenix Companies	3,506	241,458
Platinum Underwriters Holdings	20,306	1,490,867
Primerica	42,222	2,290,966
RLI	31,634	1,562,720
Safety Insurance Group	10,799	691,244
@Selective Insurance Group	42,707	1,160,349
State Auto Financial	12,495	277,639
Stewart Information Services	14,639	542,229
Symetra Financial	58,699	1,353,012
†Third Point Reinsurance	41,100	595,539
United Fire Group	14,821	440,628
United Insurance Holdings	12,000	263,400
Universal Insurance Holdings	22,803	466,321

		35,620,856

Internet & Catalog Retail–0.46%
†1-800-FLOWERS.com Class A	19,282	158,884
†Blue Nile	9,397	338,386
†FTD	13,337	464,394
HSN	25,812	1,961,712
†Lands End	11,900	642,124
NutriSystem	22,126	432,563
†Orbitz Worldwide	37,311	307,070
†Overstock.com	7,697	186,806
PetMed Express	12,372	177,786
†RetailMeNot	22,300	326,026
†Shutterfly	28,272	1,178,801
†Wayfair Class A	9,600	190,560

		6,365,112

Internet Software & Services–2.22%
†Actua	28,859	533,026
†Angie’s List	34,117	212,549
†Bankrate	48,482	602,631
†Bazaarvoice	30,780	247,471
†Benefitfocus	3,000	98,520
†Blucora	29,268	405,362
†Borderfree	8,700	77,952
†Brightcove	17,986	139,931

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†Carbonite	15,170	$216,476
†ChannelAdvisor	15,000	323,700
†comScore	25,054	1,163,257
†Constant Contact	23,132	848,944
†Cornerstone OnDemand	41,410	1,457,632
†Coupons.com	8,700	154,425
†Cvent	13,000	361,920
†Dealertrack Technologies	41,512	1,839,397
†Demandware	23,530	1,353,916
†Dice Holdings	33,216	332,492
†Digital River	21,704	536,740
†E2open	16,799	161,438
EarthLink Holdings	77,353	339,580
†Endurance International Group Holdings	21,800	401,774
†Envestnet	24,693	1,213,414
†Global Eagle Entertainment	31,700	431,437
†Gogo	40,400	667,812
†GrubHub	6,500	236,080
†HubSpot	4,400	147,884
†Internap Network Services	45,421	361,551
†IntraLinks Holdings	30,405	361,820
@j2 Global	36,687	2,274,594
†Limelight Networks	33,249	92,100
†Liquidity Services	16,626	135,834
†LivePerson	41,318	582,584
†LogMeIn	17,571	866,953
Marchex Class B	24,554	112,703
†Marin Software	19,100	161,586
†Marketo	18,600	608,592
†Millennial Media	54,576	87,322
†Monster Worldwide	68,573	316,807
NIC	51,447	925,532
†Perficient	28,925	538,873
†Q2 Holdings	11,600	218,544
†QuinStreet	19,511	118,432
†RealNetworks	13,048	91,858
Reis	5,300	138,701
†Rightside Group	9,023	60,635
†Rocket Fuel	13,300	214,396
†Rubicon Project	8,700	140,418
†SciQuest	21,945	317,105
†Shutterstock	11,052	763,693
†SPS Commerce	13,001	736,247
†Stamps.com	10,438	500,920
†TechTarget	10,197	115,940
†Textura	13,500	384,345
†Travelzoo	3,660	46,189
†Tremor Video	25,700	73,759
†TrueCar	10,500	240,450
†Trulia	28,736	1,322,718
†Unwired Planet	56,263	56,263

LVIP SSgA Small-Cap Index Fund—16

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†Web.com Group	37,451	$711,194
†WebMD Health	30,230	1,195,597
†Wix.Com	13,900	291,900
†XO Group	23,301	424,311
†Xoom	22,347	391,296
†YuMe	23,900	120,456
†Zix	39,474	142,106

		30,750,084

IT Services–2.47%
†Acxiom	57,872	1,173,065
†Blackhawk Network Holdings Class A	7,400	287,120
†Blackhawk Network Holdings Class B	28,800	1,085,472
†CACI International Class A	17,261	1,487,553
†Cardtronics	33,440	1,290,115
Cass Information Systems	9,894	526,855
†CIBER	65,925	234,034
Computer Task Group	9,430	89,868
Convergys	79,022	1,609,678
CSG Systems International	24,388	611,407
†Datalink	17,567	226,614
†EPAM Systems	27,845	1,329,599
†Euronet Worldwide	39,448	2,165,695
EVERTEC	51,400	1,137,482
†ExlService Holdings	25,448	730,612
Forrester Research	8,233	324,051
†Global Cash Access Holdings	52,394	374,617
Hackett Group	13,891	122,102
Heartland Payment Systems	28,495	1,537,305
†Higher One Holdings	17,208	72,446
†iGate	27,798	1,097,465
†Lionbridge Technologies	47,270	271,803
†Luxoft Holding	7,900	304,229
Mantech International Class A	19,817	599,068
MAXIMUS	52,364	2,871,642
†ModusLink Global Solutions	26,611	99,791
†MoneyGram International	24,587	223,496
†NeuStar Class A	43,600	1,212,080
†PRGX Global	28,962	165,663
†Sapient	85,857	2,136,122
Science Applications International	30,200	1,495,806
†ServiceSource International	39,160	183,269
†SYKES Enterprises	28,477	668,355
†Syntel	24,628	1,107,767
†TeleTech Holdings	12,960	306,893
†Unisys	40,254	1,186,688
†Virtusa	20,636	859,902
†WEX	29,798	2,947,618

		34,153,347

Leisure Products–0.47%
Arctic Cat	9,314	330,647

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Leisure Products (continued)
†Black Diamond	20,345	$178,019
Brunswick	70,571	3,617,469
Callaway Golf	52,927	407,538
Escalade	7,200	108,648
†JAKKS Pacific	10,637	72,332
Johnson Outdoors Class A	3,886	121,243
†LeapFrog Enterprises	51,308	242,174
†Malibu Boats Class A	5,800	111,766
Marine Products	5,709	48,184
†Nautilus	19,900	302,082
†Smith & Wesson Holding	44,132	417,930
Sturm Ruger	15,414	533,787

		6,491,819

Life Sciences Tools & Services–0.46%
†Accelerate Diagnostics	16,421	315,119
†Affymetrix	54,765	540,531
†Albany Molecular Research	19,400	315,832
†Cambrex	24,046	519,875
†Enzo Biochem	24,700	109,668
†Fluidigm	19,445	655,880
†INC Research Holdings Class A	7,100	182,399
†Luminex	30,307	568,559
†Pacific Biosciences of California	49,998	391,984
†Parexel International	43,859	2,436,806
†Sequenom	103,956	384,637

		6,421,290

Machinery–2.95%
†Accuride	28,827	125,109
Actuant Class A	47,914	1,305,177
Alamo Group	5,435	263,271
Albany International	22,383	850,330
Altra Holdings	19,378	550,141
American Railcar Industries	7,546	388,619
Astec Industries	14,447	567,912
Barnes Group	40,439	1,496,647
†Blount International	41,249	724,745
Briggs & Stratton	33,814	690,482
†Chart Industries	23,474	802,811
CIRCOR International	13,927	839,520
CLARCOR	38,660	2,576,302
Columbus McKinnon	15,808	443,256
†Commercial Vehicle Group	25,826	172,001
Douglas Dynamics	17,949	384,647
Dynamic Materials	7,816	125,212
†Energy Recovery	30,070	158,469
†EnPro Industries	17,709	1,111,417
ESCO Technologies	18,938	698,812
†ExOne	9,291	156,089
Federal Signal	49,307	761,300
Foster (L.B.) Class A	6,988	339,407

LVIP SSgA Small-Cap Index Fund—17

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
FreightCar America	10,041	$264,179
Global Brass & Copper Holdings	15,400	202,664
Gorman-Rupp	13,482	433,042
Graham	7,462	214,682
Greenbrier Companies	21,047	1,130,855
Harsco	62,900	1,188,181
Hillenbrand	48,836	1,684,842
Hurco Companies	4,207	143,417
Hyster-Yale Materials Handling	7,766	568,471
John Bean Technologies	22,892	752,231
Kadant	9,297	396,889
Lindsay	10,207	875,148
†Lydall	14,802	485,802
†Manitex International	12,400	157,604
†Meritor	70,612	1,069,772
Miller Industries	6,929	144,054
Mueller Industries	43,940	1,500,112
Mueller Water Products Class A	124,527	1,275,156
NN	14,656	301,327
Omega Flex	648	24,501
†Proto Labs	17,643	1,184,904
RBC Bearings	17,218	1,111,078
†Rexnord	58,364	1,646,448
Standex International	9,154	707,238
Sun Hydraulics	18,228	717,819
Tennant	13,281	958,490
Titan International	37,010	393,416
†Trimas	33,625	1,052,126
Twin Disc	5,164	102,557
†Wabash National	54,740	676,586
Watts Water Technologies Class A	21,728	1,378,424
Woodward	50,358	2,479,124
†Xerium Technologies	11,200	176,736

		40,929,551

Marine–0.14%
Baltic Trading	35,600	89,356
International Shipholding	3,168	47,203
Knightsbridge Tankers	21,583	97,771
Matson	32,200	1,111,544
Navios Maritime Holdings	57,400	235,914
Safe Bulkers	28,200	110,262
†Scorpio Bulkers	93,500	184,195

		1,876,245

Media–1.37%
AH Belo Class A	19,000	197,220
AMC Entertainment Holdings	14,900	390,082
†Carmike Cinemas	18,835	494,795
†Central European Media Enterprises Class A	49,011	157,325
†Crown Media Holdings Class A	18,679	66,124

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
†Cumulus Media Class A	98,124	$415,065
†Daily Journal	550	144,655
†Demand Media	9,023	55,221
†Dex Media	11,000	98,670
†Entercom Communications Class A	15,621	189,951
Entravision Communications Class A	46,030	298,274
†Eros International	14,200	300,472
†EVINE Live	25,200	166,068
†Global Sources	10,283	65,400
†Gray Television	42,600	477,120
Harte-Hanks	46,142	357,139
†Hemisphere Media Group	9,200	124,108
†Journal Communications Class A	37,603	429,802
†Lee Enterprises	38,800	142,784
†Loral Space & Communications	9,861	776,159
†Martha Stewart Living Omnimedia Class A	17,996	77,563
†McClatchy Class A	37,072	123,079
MDC Partners Class A	34,635	786,907
†Media General	39,400	659,162
Meredith	27,934	1,517,375
National CineMedia	46,029	661,437
New Media Investment Group	29,600	699,448
New York Times Class A	108,111	1,429,227
Nexstar Broadcasting Group Class A	24,056	1,245,860
†Radio One Class D	11,900	19,873
†ReachLocal	6,392	21,988
†Reading International Class A	9,340	123,848
†Rentrak	8,553	622,829
Saga Communications Class A	2,612	113,570
Salem Communications Class A	5,612	43,886
Scholastic	21,191	771,776
†Scripps (E.W.) Class A	24,803	554,347
†SFX Entertainment	32,000	144,960
Sinclair Broadcast Group Class A	50,532	1,382,556
†Sizmek	15,184	95,052
Time	85,300	2,099,233
†Townsquare Media	9,400	124,080
World Wrestling Entertainment Class A	22,707	280,204

		18,944,694

Metals & Mining–1.06%
Advanced Drainage Systems	11,300	259,674
†AK Steel Holding	130,756	776,691
†Allied Nevada Gold	66,600	57,942
†AM Castle	10,172	81,173
Ampco-Pittsburgh	5,257	101,197
†Century Aluminum	40,487	987,883
†Coeur d’Alene Mines	69,886	357,117
Commercial Metals	90,500	1,474,245
Globe Specialty Metals	50,933	877,576
Gold Resource	39,956	135,051

LVIP SSgA Small-Cap Index Fund—18

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Metals & Mining (continued)
†Handy & Harman	2,948	$135,696
Haynes International	8,981	435,579
Hecla Mining	273,200	762,228
†Horsehead Holding	40,030	633,675
Kaiser Aluminum	13,322	951,590
Materion	15,684	552,547
†Molycorp	108,200	95,281
Noranda Aluminum Holding	40,745	143,422
Olympic Steel	5,606	99,675
†RTI International Metals	21,540	544,100
Schnitzer Steel Industries Class A	18,301	412,871
†Stillwater Mining	88,915	1,310,607
SunCoke Energy	55,147	1,066,543
†Universal Stainless & Alloy	4,193	105,454
US Silica Holdings	41,083	1,055,422
Walter Energy	47,600	65,688
Worthington Industries	38,408	1,155,697

		14,634,624

Multiline Retail–0.17%
Bon-Ton Stores	8,513	63,081
†Burlington Stores	20,700	978,282
Fred’s Class A	30,277	527,123
†Tuesday Morning	35,283	765,641

		2,334,127

Multi-Utilities–0.39%
Avista	44,126	1,559,854
Black Hills	34,643	1,837,465
NorthWestern	35,706	2,020,245

		5,417,564

Oil, Gas & Consumable Fuels–2.19%
†Abraxas Petroleum	71,212	209,363
Adams Resources & Energy	1,206	60,240
Alon USA Energy	22,092	279,906
†Alpha Natural Resources	156,100	260,687
†American Eagle Energy	22,000	13,697
†Amyris	20,329	41,878
†Apco Oil and Gas International	4,990	70,010
†Approach Resources	31,346	200,301
Arch Coal	148,445	264,232
Ardmore Shipping	13,100	156,807
†Bill Barrett	38,690	440,679
†Bonanza Creek Energy	24,868	596,832
†BPZ Resources	105,927	30,613
†Callon Petroleum	45,416	247,517
†Carrizo Oil & Gas	34,889	1,451,382
†Clayton Williams Energy	4,848	309,302
†Clean Energy Fuels	57,195	285,689
†Cloud Peak Energy	42,517	390,306
Comstock Resources	34,394	234,223
†Contango Oil & Gas	14,481	423,424

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Delek U.S. Holdings	46,088	$1,257,281
DHT Holdings	75,600	552,636
†Diamondback Energy	32,303	1,931,073
†Dorian LPG	5,300	73,617
†Eclipse Resources	22,400	157,472
†Emerald Oil	43,186	51,823
Energy XXI Bermuda	68,557	223,496
Evolution Petroleum	10,647	79,107
EXCO Resources	109,950	238,591
†FMSA Holdings	19,000	131,480
†Frontline	29,683	74,504
†FX Energy	31,200	48,360
GasLog	30,507	620,817
†Gastar Exploration	48,116	115,960
†Glori Energy	8,500	35,530
†Goodrich Petroleum	28,740	127,606
Green Plains Renewable Energy	29,343	727,120
†Halcon Resources	203,598	362,404
Hallador Energy	10,532	115,957
†Harvest Natural Resources	30,500	55,205
†Independence Contract Drilling	10,500	54,810
†Isramco	651	89,838
†Jones Energy Class A	7,200	82,152
†Magnum Hunter Resources	143,851	451,692
†Matador Resources	56,895	1,150,986
†Midstates Petroleum	32,989	49,813
†Miller Energy Resources	20,565	25,706
Navios Maritime Acquisition	59,500	215,985
Nordic American Tankers	71,398	718,978
†Northern Oil & Gas	44,937	253,894
†Pacific Ethanol	14,700	151,851
Panhandle Oil & Gas Class A	12,494	290,860
†Parsley Energy Class A	42,000	670,320
†PDC Energy	27,850	1,149,370
†Penn Virginia	53,079	354,568
†Petroquest Energy	50,819	190,063
†Quicksilver Resources	106,355	21,080
†Renewable Energy Group	24,964	242,400
†Resolute Energy	64,527	85,176
†Rex American Resources	4,950	306,752
†Rex Energy	38,927	198,528
†Ring Energy	13,500	141,750
†Rosetta Resources	46,671	1,041,230
†RSP Permian	16,300	409,782
†Sanchez Energy	37,838	351,515
Scorpio Tankers	128,009	1,112,398
SemGroup Class A	32,205	2,202,500
Ship Finance International	46,842	661,409
†Solazyme	55,040	142,003
†Stone Energy	42,671	720,286
†Swift Energy	32,599	132,026
†Synergy Resources	53,613	672,307

LVIP SSgA Small-Cap Index Fund—19

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Teekay Tankers Class A	34,841	$176,295
†Transatlantic Petroleum	16,400	88,396
†Triangle Petroleum	56,696	271,007
†Vaalco Energy	49,400	225,264
†Vertex Energy	16,300	68,297
W&T Offshore	25,736	188,902
†Warren Resources	65,016	104,676
Western Refining	40,041	1,512,749
†Westmoreland Coal	10,557	350,598

		30,275,339

Paper & Forest Products–0.75%
†Boise Cascade	28,546	1,060,484
†Clearwater Paper	15,151	1,038,601
Deltic Timber	7,855	537,282
Glatfelter	34,217	874,929
KapStone Paper & Packaging	64,964	1,904,095
†Louisiana-Pacific	109,778	1,817,924
Neenah Paper	12,095	728,966
†Resolute Forest Products	52,671	927,536
Schweitzer-Mauduit International	24,767	1,047,644
Wausau Paper	36,529	415,335

		10,352,796

Personal Products–0.15%
†Elizabeth Arden	13,100	280,209
Female Health	10,133	39,721
†IGI Laboratories	20,800	183,040
Inter Parfums	12,193	334,698
†Medifast	10,787	361,904
Nature’s Sunshine Products	5,554	82,310
†Nutraceutical International	4,606	99,305
†Revlon Class A	6,954	237,549
†Synutra International	8,658	52,641
†USANA Health Sciences	4,239	434,879

		2,106,256

Pharmaceuticals–2.02%
†AcelRx Pharmaceuticals	13,400	90,182
†Aerie Pharmaceuticals	10,800	315,252
†Akorn	48,386	1,751,573
†Alimera Sciences	21,000	116,340
†Amphastar Pharmaceuticals	9,600	111,456
†Ampio Pharmaceuticals	26,064	89,400
†ANI Pharmaceuticals	5,000	281,950
†Aratana Therapeutics	17,700	315,414
†Auxilium Pharmaceuticals	39,354	1,353,187
†AVANIR Pharmaceuticals	143,168	2,426,698
†BioDelivery Sciences International	33,609	403,980
†Bio-Path Holdings	53,100	141,246
†Calithera Biosciences	6,100	123,220
†Cempra	12,896	303,185
†Corcept Therapeutics	32,311	96,933

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
†Depomed	44,957	$724,257
†Diplomat Pharmacy	11,700	320,229
†Endocyte	21,599	135,858
†Esperion Therapeutics	4,900	198,156
†FibroGen	7,100	194,114
†Flexion Therapeutics	5,200	104,988
†Horizon Pharma	52,155	672,278
†Immune Design	6,500	200,070
†Impax Laboratories	51,302	1,625,247
†Intra-Cellular Therapies	12,400	218,860
†Kite Pharma	7,700	444,059
†Lannett	18,580	796,710
Liberator Medical Holdings	15,800	45,820
†Medicines	51,033	1,412,083
†Mirati Therapeutics	5,500	101,860
†Nektar Therapeutics	93,388	1,447,514
†Nevro	6,100	235,887
†Omeros	26,166	648,393
†Otonomy	6,800	226,644
†Pacira Pharmaceuticals	27,275	2,418,202
†Pain Therapeutics	27,500	55,825
†Pernix Therapeutics Holdings	24,062	225,942
Phibro Animal Health Class A	10,600	334,430
†POZEN	17,689	141,512
†PRA Health Sciences	14,900	360,878
†Prestige Brands Holdings	38,155	1,324,742
†Radius Health	6,800	264,588
†Relypsa	12,200	375,760
†Repros Therapeutics	17,431	173,787
†Revance Therapeutics	4,900	83,006
†Sagent Pharmaceuticals	15,675	393,599
†SciClone Pharmaceuticals	31,374	274,836
†Sucampo Pharmaceuticals Class A	6,910	98,675
†Supernus Pharmaceuticals	17,885	148,446
†Tetraphase Pharmaceuticals	19,800	786,258
†TherapeuticsMD	88,500	393,825
Theravance	59,600	843,340
†Theravance Biopharma	17,000	253,640
†Vital Therapies	6,300	157,059
†Vivus	69,061	198,896
†XenoPort	48,601	426,231
†Zafgen	6,800	209,712
†Zogenix	67,371	92,298
†ZS Pharma	5,000	207,850

		27,916,380

Professional Services–1.38%
Acacia Research	40,076	678,887
†Advisory Board	28,524	1,397,106
Barrett Business Services	5,232	143,357
†CBIZ	38,146	326,530
CDI	7,887	139,679

LVIP SSgA Small-Cap Index Fund—20

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Professional Services (continued)
Corporate Executive Board	26,302	$1,907,684
†CRA International	6,351	192,562
Exponent	9,665	797,363
†Franklin Covey	8,762	169,632
†FTI Consulting	32,106	1,240,255
†GP Strategies	8,600	291,798
Heidrick & Struggles International	13,764	317,260
†Hill International	25,600	98,304
†Huron Consulting Group	18,178	1,243,193
†ICF International	14,951	612,692
†Information Services Group	37,600	158,672
Insperity	18,601	630,388
Kelly Services Class A	20,677	351,923
Kforce	21,938	529,364
†Korn/Ferry International	38,145	1,097,050
†Mistras Group	14,147	259,315
†Navigant Consulting	37,436	575,391
†On Assignment	42,582	1,413,297
†Paylocity Holding	6,100	159,271
†Pendrell	141,559	195,351
Resources Connection	32,809	539,708
†RPX	38,374	528,794
†TriNet Group	11,400	356,592
†TrueBlue	32,987	733,961
VSE	3,983	262,480
†WageWorks	27,430	1,771,155

		19,119,014

Real Estate Investment Trusts–8.74%
Acadia Realty Trust	48,815	1,563,544
AG Mortgage Investment Trust	22,184	411,957
Agree Realty	12,666	393,786
Alexander’s	1,476	645,278
†Altisource Portfolio Solutions	10,600	358,174
American Assets Trust	26,773	1,065,833
American Capital Mortgage Investment	40,611	765,111
American Realty Capital Healthcare Trust	131,900	1,569,610
†American Residential Properties	23,300	409,381
AmREIT Class B	17,074	453,144
Anworth Mortgage Asset	86,131	452,188
Apollo Commercial Real Estate Finance	38,095	623,234
Apollo Residential Mortgage	25,181	397,104
Ares Commercial Real Estate	17,689	203,070
Armada Hoffler Properties	22,500	213,525
Armour Residential REIT	284,429	1,046,699
Ashford Hospitality Prime	16,679	286,212
Ashford Hospitality Trust	55,898	585,811
Associated Estates Realty	42,171	978,789
Aviv REIT	16,200	558,576

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Campus Crest Communities	45,676	$333,892
Capstead Mortgage	75,408	926,010
CareTrust REIT	20,781	256,233
CatchMark Timber Trust	13,100	148,292
Cedar Realty Trust	55,961	410,754
Chambers Street Properties	176,600	1,423,396
Chatham Lodging Trust	27,231	788,882
Chesapeake Lodging Trust	42,815	1,593,146
Colony Financial	79,779	1,900,336
Coresite Realty	17,368	678,220
Cousins Properties	163,446	1,866,553
CubeSmart	120,986	2,670,161
CyrusOne	24,406	672,385
CYS Investments	118,567	1,033,904
DCT Industrial Trust	63,265	2,256,030
DiamondRock Hospitality	151,474	2,252,418
DuPont Fabros Technology	46,945	1,560,452
Dynex Capital	45,630	376,447
EastGroup Properties	23,469	1,486,057
Education Realty Trust	34,586	1,265,502
Empire State Realty Trust	72,100	1,267,518
EPR Properties	44,140	2,543,788
Equity One	48,405	1,227,551
Excel Trust	45,425	608,241
FelCor Lodging Trust	89,166	964,776
First Industrial Realty Trust	83,306	1,712,771
First Potomac Realty Trust	41,218	509,454
Franklin Street Properties	71,904	882,262
Geo Group	55,884	2,255,478
Getty Realty	21,100	384,231
Gladstone Commercial	13,005	223,296
Glimcher Realty Trust	107,294	1,474,220
Government Properties Income Trust	50,703	1,166,676
Gramercy Property Trust	142,111	980,566
Hatteras Financial	75,200	1,385,936
Healthcare Realty Trust	74,492	2,035,121
Hersha Hospitality Trust	152,064	1,069,010
Highwoods Properties	69,406	3,073,298
Hudson Pacific Properties	43,051	1,294,113
Inland Real Estate	65,296	714,991
Invesco Mortgage Capital	93,461	1,444,907
Investors Real Estate Trust	83,462	681,885
†iStar Financial	67,470	920,966
Kite Realty Group Trust	26,854	771,784
LaSalle Hotel Properties	84,911	3,436,348
Lexington Realty Trust	155,186	1,703,942
LTC Properties	27,473	1,186,009
Mack-Cali Realty	69,100	1,317,046
Medical Properties Trust	128,172	1,766,210
Monmouth Real Estate Investment	45,689	505,777
National Health Investors	28,534	1,996,239
New Residential Investment	109,700	1,400,869

LVIP SSgA Small-Cap Index Fund—21

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
New York Mortgage Trust	73,032	$563,077
New York REIT	127,500	1,350,225
One Liberty Properties	6,838	161,855
Owens Realty Mortgage	7,800	114,270
Parkway Properties	61,610	1,133,008
Pebblebrook Hotel Trust	52,410	2,391,468
Pennsylvania Real Estate Investment Trust	54,199	1,271,509
PennyMac Mortgage Investment Trust	58,021	1,223,663
Physicians Realty Trust	38,300	635,780
Potlatch	30,292	1,268,326
PS Business Parks	14,662	1,166,215
QTS Realty Trust	8,500	287,640
RAIT Financial Trust	56,032	429,765
Ramco-Gershenson Properties Trust	60,705	1,137,612
Redwood Trust	60,746	1,196,696
Resource Capital	90,529	456,266
Retail Opportunity Investments	67,067	1,126,055
Rexford Industrial Realty	34,100	535,711
RLJ Lodging Trust	99,761	3,344,986
Rouse Properties	26,860	497,447
Ryman Hospitality Properties	33,703	1,777,496
Sabra Health Care REIT	37,355	1,134,471
Saul Centers	6,666	381,229
Select Income REIT	26,663	650,844
Silver Bay Realty Trust	27,852	461,229
Sovran Self Storage	25,388	2,214,341
STAG Industrial	43,134	1,056,783
Starwood Waypoint Residential Trust	28,300	746,271
STORE Capital	24,100	520,801
†Strategic Hotels & Resorts	203,453	2,691,683
Summit Hotel Properties	65,473	814,484
Sun Communities	37,139	2,245,424
Sunstone Hotel Investors	152,777	2,522,348
Terreno Realty	27,014	557,299
Trade Street Residential	6,200	47,678
UMH Properties	17,967	171,585
Universal Health Realty Income Trust	8,673	417,345
Urstadt Biddle Properties Class A	18,617	407,340
Washington Real Estate Investment Trust	50,475	1,396,139
Western Asset Mortgage Capital	32,984	484,865
Whitestone REIT	14,171	214,124

		120,990,728

Real Estate Management & Development–0.44%
Alexander & Baldwin	37,900	1,487,954
Altisource Residential	42,300	820,620
†AV Homes	4,980	72,559
Consolidated-Tomoka Land	4,399	245,464
†Forestar Group	24,677	380,026
†FRP Holdings	5,972	234,162

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Management & Development (continued)
Kennedy-Wilson Holdings	56,053	$1,418,141
RE/MAX Holdings	7,100	243,175
†St. Joe	45,700	840,423
†Tejon Ranch	10,465	308,299

		6,050,823

Road & Rail–0.75%
ArcBest	20,042	929,348
Celadon Group	17,246	391,312
†General Finance	6,300	62,118
Heartland Express	42,109	1,137,364
Knight Transportation	46,282	1,557,852
Marten Transport	19,478	425,789
†P.A.M. Transportation Services	4,200	217,728
†Quality Distribution	19,881	211,534
†Roadrunner Transportation Systems	20,203	471,740
†Saia	19,363	1,071,936
†Swift Transportation	66,268	1,897,253
Universal Truckload Services	3,287	93,712
†USA Truck	8,100	230,040
Werner Enterprises	35,356	1,101,339
†YRC Worldwide	25,400	571,246

		10,370,311

Semiconductors & Semiconductor Equipment–3.86%
†Advanced Energy Industries	32,979	781,602
†Alpha & Omega Semiconductor	19,771	174,973
†Ambarella	20,892	1,059,642
†Amkor Technology	69,765	495,331
†Applied Micro Circuits	59,890	390,483
†Audience	16,706	73,506
†Axcelis Technologies	93,334	238,935
Brooks Automation	50,190	639,923
†Cabot Microelectronics	19,571	926,100
†Cascade Microtech	9,200	134,412
†Cavium	40,773	2,520,587
†Ceva	12,723	230,795
†Cirrus Logic	49,888	1,175,860
Cohu	21,843	259,932
†Cypress Semiconductor	122,500	1,749,300
†Diodes	29,065	801,322
†DSP Group	11,458	124,548
†Entegris	106,150	1,402,241
†Entropic Communications	58,414	147,787
†Exar	31,384	320,117
†Fairchild Semiconductor International	97,100	1,639,048
†FormFactor	48,314	415,500
†Inphi	21,794	402,753
†Integrated Device Technology	103,719	2,032,892
Integrated Silicon Solution	25,748	426,644
†International Rectifier	55,108	2,198,809
Intersil Class A	98,795	1,429,564

LVIP SSgA Small-Cap Index Fund—22

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
IXYS	14,122	$177,937
†Kopin	38,342	138,798
†Lattice Semiconductor	87,726	604,432
†M/A-COM Technology Solutions Holdings	11,007	344,299
†MaxLinear Class A	27,521	203,931
Micrel	39,283	569,996
†Microsemi	71,514	2,029,567
MKS Instruments	40,424	1,479,518
Monolithic Power Systems	30,153	1,499,810
†Nanometrics	16,322	274,536
†NVE	3,128	221,431
†OmniVision Technologies	43,866	1,140,516
†PDF Solutions	25,878	384,547
†Pericom Semiconductor	12,762	172,797
†Photronics	47,760	396,886
†PMC - Sierra	125,500	1,149,580
Power Integrations	23,756	1,229,135
†QuickLogic	39,900	125,286
†Rambus	89,786	995,727
†RF Micro Devices	220,653	3,660,633
†Rubicon Technology	19,297	88,187
†Rudolph Technologies	28,138	287,852
†Semtech	49,184	1,356,003
†Silicon Image	50,387	278,136
†Silicon Laboratories	33,900	1,614,318
†Spansion Class A	43,678	1,494,661
†Synaptics	27,852	1,917,332
Tessera Technologies	42,035	1,503,172
†TriQuint Semiconductor	132,101	3,639,383
†Ultra Clean Holdings	28,866	267,876
†Ultratech	19,555	362,941
†Veeco Instruments	31,007	1,081,524
†Vitesse Semiconductor	34,900	131,922
†Xcerra	43,741	400,668

		53,415,943

Software–4.14%
†A10 Networks	13,600	59,296
†ACI Worldwide	86,451	1,743,717
†Actuate	27,242	179,797
Advent Software	40,221	1,232,371
†Amber Road	11,100	113,442
American Software Class A	13,961	127,185
†Aspen Technology	69,175	2,422,509
†AVG Technologies	25,196	497,369
†Barracuda Networks	4,500	161,280
Blackbaud	34,733	1,502,550
†Bottomline Technologies	31,571	798,115
†BroadSoft	19,614	569,198
†Callidus Software	30,357	495,730
†Cinedigm Class A	55,400	89,748

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†CommVault Systems	36,602	$1,891,957
†Comverse	16,341	306,884
†Covisint	33,785	89,530
†Cyan	36,900	92,250
Digimarc	3,858	104,745
Ebix	20,878	354,717
†Ellie Mae	22,992	927,037
†EnerNOC	20,785	321,128
EPIQ Systems	24,159	412,636
†ePlus	4,979	376,861
†Everyday Health	9,400	138,650
Fair Isaac	23,739	1,716,330
†Five9	12,000	53,760
†FleetMatics Group	27,039	959,614
†Gigamon	17,500	310,275
†Globant	7,400	115,588
†Glu Mobile	74,232	289,505
†Guidance Software	9,449	68,505
†Guidewire Software	52,478	2,656,961
†Imperva	16,861	833,439
†Infoblox	39,492	798,133
†Interactive Intelligence Group	11,720	561,388
†Jive Software	25,355	152,891
†Kofax	53,700	377,511
†Manhattan Associates	58,180	2,369,090
†Mavenir Systems	7,600	103,056
Mentor Graphics	75,290	1,650,357
†MicroStrategy	6,984	1,134,202
†MobileIron	12,300	122,508
†Model N	14,400	152,928
Monotype Imaging Holdings	30,831	888,858
†Netscout Systems	28,456	1,039,782
†Opower	9,700	138,031
†Park City Group	12,800	115,456
†Paycom Software	6,800	179,044
Pegasystems	25,302	525,523
†Progress Software	41,500	1,121,330
†Proofpoint	26,820	1,293,529
†PROS Holdings	16,237	446,193
QAD Class A	4,773	107,965
†QLIK Technologies	69,480	2,146,237
†Qualys	17,125	646,469
†Rally Software Development	18,000	204,660
†RealPage	41,511	911,582
†Rosetta Stone	22,571	220,293
†Sapiens International	23,890	176,069
†Seachange International	21,379	136,398
†Silver Spring Networks	25,300	213,279
SS&C Technologies Holdings	52,617	3,077,568
†Synchronoss Technologies	28,144	1,178,108
†Take-Two Interactive Software	61,741	1,730,600
†Tangoe	33,351	434,564

LVIP SSgA Small-Cap Index Fund—23

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†TeleCommunication Systems Class A	50,000	$156,000
†TeleNav	25,300	168,751
†TiVo	77,999	923,508
†Tyler Technologies	25,236	2,761,828
†Ultimate Software Group	21,568	3,166,506
†Varonis Systems	3,800	124,754
†VASCO Data Security International	20,559	579,969
†Verint Systems	46,070	2,684,960
†VirnetX Holding	29,605	162,531
†Vringo	43,000	23,654
†Zendesk	8,200	199,834

		57,318,576

Specialty Retail–3.24%
†Aeropostale	56,182	130,342
American Eagle Outfitters	150,200	2,084,776
†America’s Car-Mart	6,185	330,155
†Ann	36,632	1,336,335
†Asbury Automotive Group	23,844	1,810,236
†Barnes & Noble	33,072	767,932
bebe stores	22,415	49,089
Big 5 Sporting Goods	14,893	217,885
Brown Shoe	34,325	1,103,549
Buckle	21,508	1,129,600
†Build-A-Bear Workshop	14,600	293,460
Cato Class A	19,882	838,623
Children’s Place Retail Stores	17,301	986,157
†Christopher & Banks	23,300	133,043
†Citi Trends	13,276	335,219
†Conn’s	20,002	373,837
†Container Store Group	15,800	302,254
Destination Maternity	11,333	180,761
†Destination XL Group	25,722	140,442
†Express	66,175	972,111
Finish Line Class A	38,708	940,991
†Five Below	42,118	1,719,678
†Francesca’s Holdings	34,662	578,855
†Freshpet	9,100	155,246
†Gaiam Class A	4,300	30,659
†Genesco	18,632	1,427,584
Group 1 Automotive	18,835	1,687,993
Guess	44,500	938,060
Haverty Furniture	15,814	348,066
†hhgregg	10,548	79,848
†Hibbett Sports	20,483	991,992
†Kirkland’s	7,975	188,529
Lithia Motors Class A	16,837	1,459,600
†Lumber Liquidators Holdings	21,416	1,420,095
†MarineMax	20,040	401,802
†Mattress Firm Holding	11,319	657,408
Men’s Wearhouse	37,142	1,639,819
Monro Muffler Brake	23,349	1,349,572

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†New York	18,830	$49,711
†Office Depot	413,177	3,542,993
†Outerwall	14,344	1,078,956
†Pacific Sunwear of California	42,000	91,560
†Pep Boys-Manny Moe & Jack	38,964	382,626
Pier 1 Imports	74,525	1,147,685
Rent-A-Center	41,810	1,518,539
†Restoration Hardware Holdings	24,167	2,320,274
†Sears Hometown and Outlet Stores	5,500	72,325
†Select Comfort	39,311	1,062,576
Shoe Carnival	12,521	321,664
Sonic Automotive Class A	28,331	766,070
Stage Stores	23,195	480,137
Stein Mart	16,546	241,903
†Systemax	5,558	75,033
†Tile Shop Holdings	20,300	180,264
†Tilly’s Class A	5,063	49,060
†Vitamin Shoppe	22,807	1,107,964
†West Marine	9,450	122,094
Winmark	1,509	131,162
†Zumiez	17,023	657,598

		44,931,797

Technology Hardware, Storage & Peripherals–0.44%
†Cray	32,469	1,119,531
†Dot Hill Systems	43,400	191,828
†Eastman Kodak	12,800	277,888
†Electronics for Imaging	35,067	1,501,920
†Immersion	17,427	165,034
†Intevac	17,300	134,421
†Nimble Storage	6,700	184,250
†QLogic	64,241	855,690
†Quantum	129,528	227,969
†Silicon Graphics International	24,767	281,848
†Super Micro Computer	25,215	879,499
†Violin Memory	58,000	277,820

		6,097,698

Textiles, Apparel & Luxury Goods–0.96%
Columbia Sportswear	22,020	980,771
†Crocs	69,100	863,059
Culp	4,841	104,953
†G-III Apparel Group	14,098	1,424,039
†Iconix Brand Group	34,351	1,160,720
†Madden (Steven)	43,734	1,392,053
Movado Group	14,680	416,472
Oxford Industries	11,876	655,674
†Perry Ellis International	10,714	277,814
†Quiksilver	91,745	202,756
†Sequential Brands Group	12,200	159,454
†Skechers U.S.A. Class A	30,113	1,663,743
†Tumi Holdings	36,046	855,372

LVIP SSgA Small-Cap Index Fund—24

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Unifi	12,374	$367,879
†Vera Bradley	16,479	335,842
†Vince Holding	7,100	185,594
Wolverine World Wide	78,508	2,313,631

		13,359,826

Thrifts & Mortgage Finance–1.72%
†Anchor BanCorp Wisconsin	5,000	172,200
†Ashford	642	60,348
Astoria Financial	61,653	823,684
Bank Mutual	28,925	198,425
BankFinancial	13,649	161,877
†BBX Capital Class A	3,000	49,350
†Beneficial Mutual Bancorp	27,508	337,523
Berkshire Hills Bancorp	17,865	476,281
†BofI Holding	11,140	866,803
Brookline Bancorp	53,419	535,793
Capitol Federal Financial	111,600	1,426,248
Charter Financial	14,593	167,090
Clifton Bancorp	19,162	260,412
Dime Community Bancshares	24,751	402,946
ESB Financial	7,738	146,558
†Essent Group	30,200	776,442
EverBank Financial	71,165	1,356,405
Federal Agricultural Mortgage Class C	8,874	269,237
First Defiance Financial	6,143	209,231
First Financial Northwest	8,909	107,264
†Flagstar Bancorp	12,700	199,771
Fox Chase Bancorp	5,923	98,736
Franklin Financial	7,947	168,317
Home Loan Servicing Solutions	54,126	1,056,540
HomeStreet	8,329	145,008
†Kearny Financial	9,068	124,685
†Ladder Capital Class A	10,800	211,788
Meta Financial Group	3,500	122,640
†MGIC Investment	261,850	2,440,442
†NMI Holdings Class A	36,600	334,158
Northfield Bancorp	44,556	659,429
Northwest Bancshares	69,566	871,662
OceanFirst Financial	7,880	135,063
Oritani Financial	32,711	503,749
†PennyMac Financial Services Class A	8,200	141,860
Provident Financial Services	47,831	863,828
Radian Group	146,154	2,443,695
†Stonegate Mortgage	9,300	111,228
Territorial Bancorp	6,742	145,290
†Tree.com	3,305	159,764
Trustco Bank	69,703	506,044
United Community Financial	45,200	242,724
United Financial Bancorp	42,554	611,075
†Walker & Dunlop	13,463	236,141
Washington Federal	78,700	1,743,205

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Waterstone Financial	24,864	$326,962
WSFS Financial	6,297	484,176

		23,892,097

Tobacco–0.15%
†22nd Century Group	55,300	91,245
†Alliance One International	48,310	76,330
Universal	18,442	811,079
Vector Group	54,696	1,165,572

		2,144,226

Trading Companies & Distributors–0.83%
Aceto	22,057	478,637
Aircastle	47,644	1,018,152
Applied Industrial Technologies	31,330	1,428,335
†Beacon Roofing Supply	35,690	992,182
†CAI International	13,507	313,362
†DXP Enterprises	9,412	475,588
H&E Equipment Services	23,781	668,008
Houston Wire & Cable	11,627	138,943
Kaman Class A	21,552	864,020
†Rush Enterprises Class A	27,719	888,394
†Stock Building Supply Holdings	14,700	225,204
TAL International Group	26,586	1,158,352
Textainer Group Holdings	16,720	573,830
†Titan Machinery	14,270	198,924
Watsco	19,173	2,051,511

		11,473,442

Transportation Infrastructure–0.04%
†Wesco Aircraft Holdings	41,320	577,654

		577,654

Water Utilities–0.24%
American States Water	30,754	1,158,196
Artesian Resources Class A	4,044	91,354
California Water Service Group	37,742	928,831
Connecticut Water Service	9,225	334,775
Middlesex Water	13,731	316,637
SJW	10,915	350,590
York Water	7,303	169,503

		3,349,886

Wireless Telecommunication Services–0.12%
†Boingo Wireless	21,997	168,717
†GTT Communications	15,700	207,711
=Leap Wireless International	38,182	96,219
NTELOS Holdings	8,357	35,016
†RingCentral Class A	20,300	302,876
Shenandoah Telecommunications	18,425	575,781

LVIP SSgA Small-Cap Index Fund—25

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Wireless Telecommunication Services (continued)
Spok Holdings	12,677	$220,073

		1,606,393

Total Common Stock (Cost $1,020,679,784)		1,341,650,084

RIGHTS–0.01%
†Cubist Pharmaceuticals	27,386	1,095
†=Forest Laboratories	3,000	0
†=Furiex Pharmaceuticals	5,671	55,406
†=Trius Therapeutics	28,563	0

Total Rights (Cost $58,880)		56,501

WARRANTS–0.00%
†Greenhunter Energy, exercise price $27.50, expiration date 12/31/15	90	0
†Magnum Hunter Resources, exercise price $8.50, expiration date 4/15/16	11,015	0
†Tejon Ranch, exercise price $40.00, expiration date 8/31/16	1,546	2,706

Total Warrants (Cost $9,275)		2,706

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–2.91%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	40,360,187	$40,360,187

Total Money Market Fund (Cost $40,360,187)		40,360,187

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–0.16%
≠¥U.S. Treasury Obligations–0.16%
U.S. Treasury Bills
0.00% 3/12/15	1,400,000	1,399,947
0.019% 2/5/15	850,000	849,984

		2,249,931

Total Short-Term Investments (Cost $2,250,000)		2,249,931

TOTAL VALUE OF SECURITIES–99.94% (Cost $1,063,358,126)	1,384,319,409
êRECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	809,815

NET ASSETS APPLICABLE TO 51,321,074 SHARES OUTSTANDING–100.00%	$1,385,129,224

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND STANDARD CLASS ($1,085,365,731 / 40,213,377 Shares)	$26.990

NET ASSET VALUE–LVIP SSgA SMALL-CAP INDEX FUND SERVICE CLASS ($299,763,493 / 11,107,697 Shares)	$26.987

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$1,033,572,339
Distributions in excess of net investment income	(72,811)
Accumulated net realized gain on investments	29,311,290
Net unrealized appreciation of investments	322,318,406

Total net assets	$1,385,129,224

†	Non-income producing for the period.

ê	Includes $230,339 due to custodian, $1,695,655 cash due to broker, and $1,373,963 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $4,924,077, which represents 0.36% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $168,128, which represents 0.01% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

LVIP SSgA Small-Cap Index Fund—26

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

The following futures contract was outstanding at December 31, 2014:1

Futures Contract

Contract to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
349 E-mini Russell 2000 Index	$40,547,305	$41,904,430	3/24/15	$1,357,125

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund—27

LVIP SSgA Small-Cap Index Fund	LVIP SSgA Small-Cap Index Fund
Statement of Operations	Statements of Changes in Net Assets
Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$15,862,646
Interest	316
Foreign tax withheld	(8,886)

15,854,076

EXPENSES:
Management fees	4,021,834
Distribution fees-Service Class	762,422
Accounting and administration expenses	301,116
Reports and statements to shareholders	188,389
Index fees	60,000
Professional fees	48,416
Trustees’ fees and expenses	25,605
Custodian fees	20,296
Pricing fees	9,634
Consulting fees	2,799
Other	9,725

Total operating expenses	5,450,236

NET INVESTMENT INCOME	10,403,840

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	55,204,848
Foreign currencies	(708)
Foreign currency exchange contracts	53
Futures contracts	827,509

Net realized gain	56,031,702

Net change in unrealized appreciation (depreciation) of:
Investments	(4,095,039)
Foreign currencies	(11)
Futures contracts	(521,547)

Net change in unrealized appreciation (depreciation)	(4,616,597)

NET REALIZED AND UNREALIZED GAIN	51,415,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,818,945

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,403,840	$7,521,723
Net realized gain	56,031,702	35,366,104
Net change in unrealized appreciation (depreciation)	(4,616,597)	226,278,008

Net increase in net assets resulting from operations	61,818,945	269,165,835

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(8,903,428)	(6,131,167)
Service Class	(1,772,983)	(1,568,118)
Net realized gain on investments:
Standard Class	(26,894,908)	(3,558,886)
Service Class	(7,916,357)	(1,325,869)

	(45,487,676)	(12,584,040)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	284,432,048	412,476,807
Service Class	29,018,344	169,399,722
Net asset value of shares issuedupon reinvestment of dividends and distributions:
Standard Class	35,798,336	9,690,053
Service Class	9,689,340	2,893,987

	358,938,068	594,460,569

Cost of shares redeemed:
Standard Class	(129,973,225)	(131,449,803)
Service Class	(67,445,714)	(70,822,287)

	(197,418,939)	(202,272,090)

Increase in net assets derived from capital share transactions	161,519,129	392,188,479

NET INCREASE IN NET ASSETS	177,850,398	648,770,274
NET ASSETS:
Beginning of year	1,207,278,826	558,508,552

End of year	$1,385,129,224	$1,207,278,826

Distributions in excess of net investment income	$(72,811)	$(163,868)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund—28

LVIP SSgA Small-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$26.722	$19.597	$17.026	$17.904	$14.258

Income (loss) from investment operations:
Net investment income[1]	0.235	0.219	0.267	0.168	0.148
Net realized and unrealized gain (loss)	0.965	7.205	2.434	(0.984)	3.583

Total from investment operations	1.200	7.424	2.701	(0.816)	3.731

Less dividends and distributions from:
Net investment income	(0.225)	(0.189)	(0.130)	(0.062)	(0.085)
Net realized gain	(0.707)	(0.110)	—	—	—

Total dividends and distributions	(0.932)	(0.299)	(0.130)	(0.062)	(0.085)

Net asset value, end of period	$26.990	$26.722	$19.597	$17.026	$17.904

Total return[2]	4.67%	37.90%	15.89%	(4.56% )	26.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,085,366	$881,401	$406,060	$419,399	$192,921
Ratio of expenses to average net assets	0.37%	0.39%	0.41%	0.42%	0.44%
Ratio of net investment income to average net assets	0.89%	0.93%	1.44%	0.97%	0.97%
Portfolio turnover	15%	17%	43%	15%	17%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–29

LVIP SSgA Small-Cap Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$26.722	$19.602	$17.031	$17.908	$14.265

Income (loss) from investment operations:
Net investment income[1]	0.168	0.161	0.221	0.128	0.110
Net realized and unrealized gain (loss)	0.964	7.199	2.434	(0.988)	3.579

Total from investment operations	1.132	7.360	2.655	(0.860)	3.689

Less dividends and distributions from:
Net investment income	(0.160)	(0.130)	(0.084)	(0.017)	(0.046)
Net realized gain	(0.707)	(0.110)	—	—	—

Total dividends and distributions	(0.867)	(0.240)	(0.084)	(0.017)	(0.046)

Net asset value, end of period	$26.987	$26.722	$19.602	$17.031	$17.908

Total return[2]	4.41%	37.56%	15.60%	(4.80% )	25.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$299,763	$325,878	$152,448	$134,341	$131,037
Ratio of expenses to average net assets	0.62%	0.64%	0.66%	0.67%	0.69%
Ratio of net investment income to average net assets	0.64%	0.68%	1.19%	0.72%	0.72%
Portfolio turnover	15%	17%	43%	15%	17%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–30

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Small-Cap Index Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. U.S. government and agency securities are valued at the mean between the bid and the ask prices, which approximate fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximate fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make

LVI PVIP Mid Cap RPM Portfolio–31

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer or management estimates. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain from investments” on the Statement of Operations and totaled $3,822 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.32% of the average daily net assets of the Fund.

SSgA Funds Management, Inc. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$50,438
Legal fees	13,942

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$368,837
Distribution fees payable to LFD	63,359

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP SSgA Small-Cap Index Fund–32

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$312,795,196
Sales	184,901,649

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,079,353,480

Aggregate unrealized appreciation	$394,529,609
Aggregate unrealized depreciation	(89,563,680)

Net unrealized appreciation	$304,965,929

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$ 23,750,206	$—	$ —	$ 23,750,206
Air Freight & Logistics	7,029,515	—	—	7,029,515
Airlines	7,078,059	—	—	7,078,059
Auto Components	15,373,359	—	—	15,373,359
Automobiles	443,316	—	—	443,316
Banks	102,419,592	—	—	102,419,592
Beverages	2,481,282	—	—	2,481,282
Biotechnology	72,736,280	—	16,503	72,752,783
Building Products	10,787,785	—	—	10,787,785
Capital Markets	21,507,806	—	—	21,507,806
Chemicals	29,094,406	—	—	29,094,406
Commercial Services & Supplies	30,116,886	—	—	30,116,886
Communications Equipment	21,440,076	—	—	21,440,076
Construction & Engineering	9,914,544	—	—	9,914,544
Construction Materials	1,228,069	—	—	1,228,069

LVIP SSgA Small-Cap Index Fund–33

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Consumer Finance	$ 9,154,746	$—	$ —	$ 9,154,746
Containers & Packaging	6,141,445	—	—	6,141,445
Distributors	3,466,053	—	—	3,466,053
Diversified Consumer Services	14,805,351	—	—	14,805,351
Diversified Financial Services	4,269,303	—	—	4,269,303
Diversified Telecommunication Services	9,154,893	—	—	9,154,893
Electric Utilities	19,012,545	—	—	19,012,545
Electrical Equipment	13,055,908	—	—	13,055,908
Electronic Equipment, Instruments & Components	36,309,226	—	—	36,309,226
Energy Equipment & Services	15,696,018	—	—	15,696,018
Food & Staples Retailing	13,880,741	—	—	13,880,741
Food Products	20,716,418	—	—	20,716,418
Gas Utilities	15,238,993	—	—	15,238,993
Health Care Equipment & Supplies	46,773,370	—	—	46,773,370
Health Care Providers & Services	36,124,105	—	—	36,124,105
Health Care Technology	7,180,870	—	—	7,180,870
Hotels, Restaurants & Leisure	42,989,783	—	—	42,989,783
Household Durables	15,488,741	—	—	15,488,741
Household Products	2,484,683	—	—	2,484,683
Independent Power & Renewable Electricity Producers	4,276,935	—	—	4,276,935
Industrial Conglomerates	723,775	—	—	723,775
Insurance	35,620,856	—	—	35,620,856
Internet & Catalog Retail	6,365,112	—	—	6,365,112
Internet Software & Services	30,750,084	—	—	30,750,084
IT Services	34,153,347	—	—	34,153,347
Leisure Products	6,491,819	—	—	6,491,819
Life Sciences Tools & Services	6,421,290	—	—	6,421,290
Machinery	40,929,551	—	—	40,929,551
Marine	1,876,245	—	—	1,876,245
Media	18,944,694	—	—	18,944,694
Metals & Mining	14,634,624	—	—	14,634,624
Multiline Retail	2,334,127	—	—	2,334,127
Multi-Utilities	5,417,564	—	—	5,417,564
Oil, Gas & Consumable Fuels	30,275,339	—	—	30,275,339
Paper & Forest Products	10,352,796	—	—	10,352,796
Personal Products	2,106,256	—	—	2,106,256
Pharmaceuticals	27,916,380	—	—	27,916,380
Professional Services	19,119,014	—	—	19,119,014
Real Estate Investment Trusts	120,990,728	—	—	120,990,728
Real Estate Management & Development	6,050,823	—	—	6,050,823
Road & Rail	10,370,311	—	—	10,370,311
Semiconductors & Semiconductor Equipment	53,415,943	—	—	53,415,943
Software	57,318,576	—	—	57,318,576
Specialty Retail	44,931,797	—	—	44,931,797
Technology Hardware, Storage & Peripherals	6,097,698	—	—	6,097,698
Textiles, Apparel & Luxury Goods	13,359,826	—	—	13,359,826
Thrifts & Mortgage Finance	23,892,097	—	—	23,892,097
Tobacco	2,144,226	—	—	2,144,226
Trading Companies & Distributors	11,473,442	—	—	11,473,442
Transportation Infrastructure	577,654	—	—	577,654
Water Utilities	3,349,886	—	—	3,349,886
Wireless Telecommunication Services	1,510,174	—	96,219	1,606,393
Rights	1,095	—	55,406	56,501
Warrants	2,706	—	—	2,706
Money Market Fund	40,360,187	—	—	40,360,187

LVIP SSgA Small-Cap Index Fund–34

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Investments	$—	$2,249,931	$—	$2,249,931

Total	$1,381,901,350	$2,249,931	$168,128	$1,384,319,409

Futures Contract	$1,357,125	$—	$—	$1,357,125

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$18,352,186	$12,584,040
Long-term capital gain	27,135,490	—

Total	$45,487,676	$12,584,040

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,033,572,339
Undistributed ordinary income	55,910
Undistributed long-term capital gains	46,535,048
Unrealized appreciation	304,965,927

Net assets	$1,385,129,224

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, return of capital on investments, mark-to-market of futures contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$363,628	$(363,628)

LVIP SSgA Small-Cap Index Fund–35

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	10,724,525	17,475,044
Service Class	1,099,536	7,318,674
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,383,047	368,219
Service Class	376,073	109,966

	13,583,181	25,271,903

Shares redeemed:
Standard Class	(4,877,776)	(5,580,374)
Service Class	(2,562,863)	(3,010,982)

	(7,440,639)	(8,591,356)

Net increase	6,142,542	16,680,547

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2014.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets	Fair Value	Statement of Net Assets	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$1,357,125	Receivables and other assets net of liabilities	$—

LVIP SSgA Small-Cap Index Fund–36

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Foreign currency exchange contracts)	Net realized gain from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$53	$—
Equity contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	827,509	(521,547)

Total		$827,562	$(521,547)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional amount)	$32,492,957	$—

At December 31, 2014, the Fund posted U.S. Treasury Obligations with a value of $2,249,912 and $1,695,655 cash due to broker, as collateral for futures contracts.

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2014, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Small-Cap Index Fund–37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Small-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Small-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP SSgA Small-Cap Index Fund—38

LVIP SSgA Small-Cap Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Captial Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
59.65%	40.35%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP SSgA Small-Cap Index Fund–39

LVIP SSgA Small-Cap Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the LVIP SSgA Small-Cap Index Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2000 TR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that the subadviser was hired as a replication style index manager and the Fund’s tracking error relative to the benchmark over recent periods was in line with the Fund’s expenses and satisfactory. The Board considered LIAC’s statement that it remained confident in SSgA’s ability to manage index strategies. The Board concluded that the services provided by SSgA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which included breakpoints, and noted that the subadvisory fee for the Fund was lower than or within range of the fees charged by SSgA to other funds and clients with similar investment objectives as the Fund. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fee for the Fund was reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP SSgA Small-Cap Index Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SSgA Small-Cap Index Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA Small-Cap Index Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Small-Cap Index Fund–43

LVIP SSgA Small-Cap RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP SSgA Small-Cap RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap RPM Fund

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (1.40%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 2000® Index1, returned 4.89%.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index2 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis. The Fund invests in predominantly small cap stocks, that at times during the year saw their volatility increase and a corresponding increase in the hedging activity within the Fund to stabilize the Fund’s overall volatility level. The volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Small-Cap Index Fund 2014 Annual Commentary (“Underlying Fund”)

On a sector basis, the Fund’s performance benefited from seven of the ten sectors being positive with health care, financials and information technology sectors contributing the most.

On an individual securities’ basis the largest positive contributors to the relative performance of the Fund during this period included

InterMune, Inc.

TriQuint Semiconductor, Inc.

RF Micro Devices, Inc

Isis Pharmaceuticals, Inc.

SunEdison, Inc.

On an individual securities’ basis, the prominent detractors to the relative performance of the Fund during this period included

Energy XXI Ltd

Civeo Corp

Chart Industries, Inc.

Rosetta Resources Inc.

Financial Engines, Inc.

Underlying Fund Benchmark Comparison

The Underlying Fund seeks to replicate the returns and characteristics of the Russell 2000® Index. SSgA employs a full replication approach for the Fund. Our method of replication involves establishing reasonable security level misweight tolerances in order to manage the trade-off between minimizing tracking error and minimizing costs. The Fund attempts to gain exposure to all of the names in the Index in approximately their Index weight. The Fund has tracked in line with the Russell 2000® Index. The Fund may not always track the performance of the Russell 2000® Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund and differences between how and when the Fund and the index are valued.

Lynn Blake

John Tucker

SSgA Funds Management, Inc.

LVIP SSgA Small-Cap RPM Fund–1

LVIP SSgA Small-Cap RPM Fund

2014 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Small-Cap RPM Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,642 for the Standard Class shares and to $11,595 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $13,004. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	– 1.40%
Inception (5/1/13)	+ 9.53%

Service Class Shares
One Year	– 1.63%
Inception (5/1/13)	+ 9.26%
1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP SSgA Small-Cap RPM Fund–2

LVIP SSgA Small-Cap RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$ 985.40	0.25%	$1.25
Service Class Shares	1,000.00	984.20	0.50%	2.50
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSgA Small-Cap RPM Fund–3

LVIP SSgA Small-Cap RPM Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Company	93.97%

Equity Fund	93.97%

Unaffiliated Investment Company	5.07%

Money Market Fund	5.07%

Total Value of Securities	99.04%

Receivables and Other Assets Net of Liabilities	0.96%

Total Net Assets	100.00%

LVIP SSgA Small-Cap RPM Fund–4

LVIP SSgA Small-Cap RPM Fund

Schedule of Investments

December 31, 2014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–93.97%
Equity Fund–93.97%
*Lincoln Variable Insurance Products Trust–LVIP SSgA Small-Cap Index Fund	3,452,006	$93,169,638

Total Affiliated Investment Company
(Cost $89,322,946)		93,169,638

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–5.07%
Money Market Fund–5.07%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	5,023,949	$5,023,949

Total Unaffiliated Investment Company (Cost $5,023,949)		5,023,949

TOTAL VALUE OF SECURITIES–99.04% (Cost $94,346,895)	98,193,587
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.96%	949,671

NET ASSETS APPLICABLE TO 8,699,941 SHARES OUTSTANDING–100.00%	$99,143,258

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(196) E-mini Russell 2000 Index	$(22,554,015)	$(23,533,720)	3/24/15	$(979,705)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap RPM Fund–5

LVIP SSgA Small-Cap RPM Fund

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in affiliated investment company, at value	$93,169,638
Investments in unaffiliated investment company, at value	5,023,949
Cash collateral	2,169,425
Receivable for fund shares sold	78,337
Expense reimbursement receivable from LIAC	7,944
Dividends receivable from investment companies	48

TOTAL ASSETS	100,449,341

LIABILITIES:
Net unrealized depreciation from open futures contracts	979,705
Payable for investment companies shares purchased	264,396
Due to manager and affiliates	36,450
Payable for fund shares redeemed	17,621
Accrued expenses payable	7,911

TOTAL LIABILITIES	1,306,083

TOTAL NET ASSETS	$99,143,258

Investments in affiliated investment company, at cost	$89,322,946
Investments in unaffiliated investment company, at cost	5,023,949

Standard Class:
Net Assets	$95,799
Shares Outstanding	8,406.20
Net Asset Value	$11.396

Service Class:
Net Assets	$99,047,459
Shares Outstanding	8,691,535
Net Asset Value	$11.396

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$98,112,427
Undistributed net investment income	100,122
Accumulated net realized loss on investments	(1,936,278)
Net unrealized appreciation of investments and derivatives	2,866,987

Total net assets	$99,143,258

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap RPM Fund–6

LVIP SSgA Small-Cap RPM Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends from affiliated investment company	$757,071
Dividends from unaffiliated investment company	504

757,575

EXPENSES:
Management fees	578,806
Distribution fees-Service Class	160,414
Accounting and administration expenses	51,462
Professional fees	18,065
Reports and statements to shareholders	8,030
Consulting fees	3,669
Custodian fees	1,532
Trustees’ fees and expenses	865
Pricing fees	82
Other	81

823,006
Less management fees waived	(450,182)
Less expenses waived/reimbursed	(51,630)

Total operating expenses	321,194

NET INVESTMENT INCOME	436,381

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	2,044,545
Sale of investments in affiliated investment companies	(152,831)
Futures contracts	(2,813,959)

Net realized loss	(922,245)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment company	1,761,450
Futures contracts	(986,434)

Net change in unrealized appreciation (depreciation)	775,016

NET REALIZED AND UNREALIZED LOSS	(147,229)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$289,152

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap RPM Fund

Statements of Changes in Net Assets

	Year Ended 12/31/14	5/1/13* to 12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$436,381	$143,097
Net realized loss	(922,245)	(405,247)
Net change in unrealized appreciation (depreciation)	775,016	2,091,971

Net increase in net assets resulting from operations	289,152	1,829,821

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,050)	(1,632)
Service Class	(838,800)	(248,300)
Return of capital:
Standard Class	—	(1)
Service Class	—	(104)

	(839,850)	(250,037)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	47,679	139,001
Service Class	79,248,553	29,952,531
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,050	1,633
Service Class	838,800	248,404

	80,136,082	30,341,569

Cost of shares redeemed:
Standard Class	(105,909)	—
Service Class	(9,690,968)	(2,566,602)

	(9,796,877)	(2,566,602)

Increase in net assets derived from capital share transactions	70,339,205	27,774,967

NET INCREASE IN NET ASSETS	69,788,507	29,354,751
NET ASSETS:
Beginning of year	29,354,751	—

End of year	$99,143,258	$29,354,751

Undistributed (distributions in excess of) net investment income	$100,122	$(193)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap RPM Fund–7

LVIP SSgA Small-Cap RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP SSgA Small-Cap RPM Fund Standard Class

	Year Ended 12/31/14	5/1/13[1] to 12/31/13
Net asset value, beginning of period	$11.685	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.105	0.154
Net realized and unrealized gain (loss)	(0.268)	1.653

Total from investment operations	(0.163)	1.807

Less dividends and distributions from:
Net investment income	(0.126)	(0.122)
Return of capital	—	— [3]

Total dividends and distributions	(0.126)	(0.122)

Net asset value, end of period	$11.396	$11.685

Total return[4]	(1.40% )	18.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$96	$158
Ratio of expenses to average net assets[5]	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[5]	1.03%	1.58%
Ratio of net investment income to average net assets	0.93%	2.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.15%	0.76%
Portfolio turnover	7%	9%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $1 was made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap RPM Fund–8

LVIP SSgA Small-Cap RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

LVIP SSgA Small-Cap RPM Fund Service Class

	Year Ended 12/31/14	5/1/13[1] to 12/31/13
Net asset value, beginning of period	$11.684	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.077	0.139
Net realized and unrealized gain (loss)	(0.267)	1.648

Total from investment operations	(0.190)	1.787

Less dividends and distributions from:
Net investment income	(0.098)	(0.103)
Return of capital	—	— [3]

Total dividends and distributions	(0.098)	(0.103)

Net asset value, end of period	$11.396	$11.684

Total return[4]	(1.63% )	17.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,047	$29,197
Ratio of expenses to average net assets[5]	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[5]	1.28%	1.83%
Ratio of net investment income to average net assets	0.68%	1.84%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.10% )	0.51%
Portfolio turnover	7%	9%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $104 was made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap RPM Fund–9

LVIP SSgA Small-Cap RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Small-Cap RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSgA Small-Cap Index Fund (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The LVIP SSgA Small-Cap Index Fund, which is advised by an unaffiliated adviser, invests primarily in stocks that make up the SSgA Small-Cap Index and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial Statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for all open tax years (December 31, 2013–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

LVIP SSgA Small-Cap RPM Fund–10

LVIP SSgA Small-Cap RPM Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.70% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of average daily net assets for the Standard Class and 0.50% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$2,350
Legal fees	658

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $4,046 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$7,944
Management fees payable to LIAC	16,209
Distribution fees payable to LFD	20,241

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2014, Lincoln Life directly owned 12.03% of the Fund’s Standard Class shares.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$68,505,562
Sales	4,030,346

At December 31, 2014, the cost of investment and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$94,509,648

Aggregate unrealized appreciation	$3,683,939
Aggregate unrealized depreciation	—

Net unrealized appreciation	$3,683,939

LVIP SSgA Small-Cap RPM Fund–11

LVIP SSgA Small-Cap RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$98,193,587

Futures Contracts	$(979,705)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2014 and the period May 1, 2013* through December 31, 2013 was as follow:

	Year Ended 12/31/14	5/1/13* to 12/31/13
Ordinary income	$839,850	$249,932
Return of capital	—	105

Total	$839,850	$250,037

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$98,112,427
Undistributed ordinary income	100,122
Capital loss carryforward	(2,753,230)
Unrealized appreciation	3,683,939

Net assets	$99,143,258

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

LVIP SSgA Small-Cap RPM Fund–12

LVIP SSgA Small-Cap RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$503,784	$(503,784)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,703,092	$1,050,138	$2,753,230

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/14	5/1/13* to 12/31/13
Shares sold:
Standard Class	4,189	13,393
Service Class	6,977,509	2,706,993
Shares issued upon reinvestment of dividends and distributions:
Standard Class	92	140
Service Class	73,264	21,304

	7,055,054	2,741,830

Shares redeemed:
Standard Class	(9,408)	—
Service Class	(858,050)	(229,485)

	(867,458)	(229,485)

Net increase	6,187,596	2,512,345

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

LVIP SSgA Small-Cap RPM Fund–13

LVIP SSgA Small-Cap RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	$—	Net unrealized depreciation from open futures contracts	$(979,705)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,813,959)	$(986,434)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$209,703	$12,550,914

At December 31, 2014, the Fund posted $2,169,425 cash collateral for futures contracts.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from the LVIP SSgA Small-Cap RPM Fund to the LVIP SSgA Small-Cap Managed Volatility Fund. This name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP SSgA Small-Cap RPM Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Small-Cap RPM Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA Small-Cap RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP SSgA Small-Cap RPM Fund–15

LVIP SSgA Small-Cap RPM Fund

Other Fund Information (unaudited)

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Fund.

Based upon its review of the information provided, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement.

The Board considered that the RPM Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Small Core funds category and the Russell 2000 Daily Vol Control 12% Ttl Rtn Index. The Board noted the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered that the Fund commenced operations in April 2013, which provided a limited period of time to evaluate investment performance. The Board also considered that the Fund was managed to reduce equity market risk and that during periods of rising equity markets that the Fund would be expected to underperform peer funds that were not risk managed. The Board concluded that the services provided by LIAC were satisfactory.

LVIP SSgA Small-Cap RPM Fund–16

LVIP SSgA Small-Cap RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee, giving effect to the advisory fee waiver, was below the median of the Morningstar expense peer group. The Board considered that the Fund invested in an underlying fund and that the Fund’s net expense ratio, plus acquired fund fees and expenses (“AFFE”) was above the median expense ratio including AFFE of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation through April 30, 2015 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund is fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP SSgA Small-Cap RPM Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP SSgA Small-Cap RPM Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP SSgA Small-Cap RPM Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Small-Cap RPM Fund–20

LVIP T. Rowe Price Growth Stock Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP T. Rowe Price Growth Stock Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 8.71% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 1000® Growth Index*, returned 13.05%.

The portfolio delivered positive returns for the 12 months ended December 31, 2014, trailing the benchmark Russell 1000 Growth Index. Overall, stock selection was the reason for relative underperformance. Consumer discretionary, information technology, and energy were the largest relative detractors. Health care, materials, and financials were the leading outperformers.

U.S. equities rose in 2014 for the sixth consecutive year, as the U.S. economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks were also supportive. Stagnant global growth, heightened geopolitical tensions due to U.S. and EU sanctions against Russia for its actions in Ukraine, and unrest in the Middle East weighed on stock prices. Large-cap stocks reached new highs in December, as large-and mid-caps significantly outpaced small-caps for the year, as measured by various Russell indexes. Value stocks outperformed growth among large- and mid-caps, while growth outpaced value among small-caps.

Consumer discretionary was the leading detractor, mainly driven by stock selection but significant overweighting also hurt results. Amazon.com reported impressive revenue and unit growth but recorded minimal profits due to an ongoing investment cycle. The company is investing heavily in distribution, cloud computing, streaming video content, hardware, and other initiatives. We maintained our position given the company’s dominant retail presence and continued growth with its cloud platform Amazon Web Services.

Information technology detracted largely on stock selection. Despite strong revenue growth, Google’s profits have disappointed investors. The company has invested heavily in additional data center capacity and acquisitions, while hiring rates have also accelerated. As of the end of the year, we continue to like Google for its nimble and innovative management team and its position as the dominant Internet search engine.

Stock selection also led to underperformance by energy, despite a beneficial underweighting. Range Resources, a U.S. oil and gas company, notably disappointed amid falling petroleum prices.

Health care was the leading outperformer, on both stock selection and helpful overweighting of the strongest performer in the benchmark. Shares of Vertex Pharmaceuticals soared in June on news that the company’s cystic fibrosis treatment met its primary endpoint in Phase III trials. The company plans to submit for regulatory approval in both the United States and Europe in the near term.

Materials was an outperformer mainly due to stock selection. Paint manufacturer and retailer Sherwin-Williams is experiencing strong growth from a combination of commercial demand, home construction, and existing home sales. The Comex Group, which it acquired in 2013, is performing ahead of expectations. The company is well positioned as the leading U.S. paint producer, generating most of its sales through its own stores.

We expect the equities environment to remain favorable in 2015, barring an exogenous event. China still poses some risk, and it is possible that the eurozone’s sluggish economy and struggle with deflation will linger for longer than expected. On a positive note, we believe that commodities prices and inflation will remain contained; interest rates will stay low, even allowing for some monetary tightening by the Federal Reserve; and the earnings outlook for various sectors appears promising. We are focusing on what we call “all-season” growth companies — those with the ability to grow earnings regardless of macroeconomic conditions.

Joseph B. Fath

T. Rowe Price Associates, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund

2014 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,418. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $22,594. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns	Ended
on investment	12/31/14

Standard Class Shares

One Year	+ 8.71%

Five Years	+ 15.47%

Ten Years	+ 8.41%

Service Class Shares

One Year	+ 8.44%

Five Years	+ 15.19%

Inception (4/30/07)	+ 7.36%

*	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual
Standard Class Shares	$1,000.00	$1,058.60	0.76%	$3.94
Service Class Shares	1,000.00	1,057.30	1.01%	5.24

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.76%	$3.87
Service Class Shares	1,000.00	1,020.11	1.01%	5.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.92%

Aerospace & Defense	3.72%
Air Freight & Logistics	0.69%
Airlines	3.14%
Auto Components	0.79%
Automobiles	0.89%
Biotechnology	9.66%
Capital Markets	2.75%
Chemicals	1.73%
Communications Equipment	0.19%
Construction Materials	0.27%
Diversified Financial Services	0.72%
Electronic Equipment, Instruments & Components	0.81%
Food & Staples Retailing	2.24%
Health Care Equipment & Supplies	1.35%
Health Care Providers & Services	3.64%
Hotels, Restaurants & Leisure	5.95%
Industrial Conglomerates	3.11%
Internet & Catalog Retail	8.83%
Internet Software & Services	13.38%
IT Services	6.06%
Machinery	1.05%
Media	1.64%
Oil, Gas & Consumable Fuels	2.17%
Personal Products	0.39%
Pharmaceuticals	3.79%
Real Estate Investment Trusts	3.05%
Road & Rail	1.21%
Semiconductors & Semiconductor Equipment	0.56%
Software	3.70%
Specialty Retail	6.41%
Technology Hardware, Storage & Peripherals	2.31%
Textiles, Apparel & Luxury Goods	2.13%
Wireless Telecommunication Services	0.59%

Preferred Stock	0.15%

Money Market Fund	1.28%

Total Value of Securities	100.35%

Liabilities Net of Receivables and Other Assets	(0.35%)

Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Amazon.com	3.55%
Visa Class A	3.35%
Priceline Group	3.06%
Google Class C	2.70%
Google Class A	2.68%
MasterCard Class A	2.27%
Facebook Class A	2.22%
Gilead Sciences	2.21%
American Airlines Group	2.19%
McKesson	2.18%

Total	26.41%

LVIP T Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.92%
Aerospace & Defense–3.72%
Boeing	45,700	$5,940,086
Precision Castparts	28,200	6,792,816
United Technologies	16,000	1,840,000

		14,572,902

Air Freight & Logistics–0.69%
FedEx	15,600	2,709,096

		2,709,096

Airlines–3.14%
American Airlines Group	160,000	8,580,800
†United Continental Holdings	55,700	3,725,773

		12,306,573

Auto Components–0.79%
Delphi Automotive	42,400	3,083,328

		3,083,328

Automobiles–0.89%
†Tesla Motors	15,700	3,491,837

		3,491,837

Biotechnology–9.66%
†Alexion Pharmaceuticals	28,900	5,347,367
†Biogen Idec	24,500	8,316,525
†Celgene	48,700	5,447,582
†Gilead Sciences	92,000	8,671,920
†Incyte	28,200	2,061,702
†Pharmacyclics	16,600	2,029,516
†Regeneron Pharmaceuticals	7,600	3,117,900
†Vertex Pharmaceuticals	23,700	2,815,560

		37,808,072

Capital Markets–2.75%
BlackRock	5,300	1,895,068
Invesco	4,700	185,744
Morgan Stanley	103,100	4,000,280
State Street	31,600	2,480,600
TD AmeriTrade Holding	61,600	2,204,048

		10,765,740

Chemicals–1.73%
Ashland	15,400	1,844,304
Ecolab	5,500	574,860
Sherwin-Williams	16,500	4,340,160

		6,759,324

Communications Equipment–0.19%
†Palo Alto Networks	6,200	759,934

		759,934

Construction Materials–0.27%
Martin Marietta Materials	9,600	1,059,072

		1,059,072

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Financial Services–0.72%
Intercontinental Exchange Group	12,800	$2,806,912

		2,806,912

Electronic Equipment, Instruments & Components–0.81%
†Mobileye	23,100	936,936
Tyco International	50,900	2,232,474

		3,169,410

Food & Staples Retailing–2.24%
Costco Wholesale	14,500	2,055,375
CVS Health	45,300	4,362,843
Walgreens Boots Alliance	30,700	2,339,340

		8,757,558

Health Care Equipment & Supplies–1.35%
†Intuitive Surgical	10,000	5,289,400

		5,289,400

Health Care Providers & Services–3.64%
Humana	17,500	2,513,525
McKesson	41,200	8,552,296
UnitedHealth Group	31,600	3,194,444

		14,260,265

Hotels, Restaurants & Leisure–5.95%
†Chipotle Mexican Grill	3,800	2,601,138
Las Vegas Sands	56,700	3,297,672
†MGM Resorts International	184,310	3,940,548
Starbucks	54,000	4,430,700
Starwood Hotels & Resorts Worldwide	22,000	1,783,540
Wynn Macau	633,600	1,767,811
Wynn Resorts	36,890	5,487,756

		23,309,165

Industrial Conglomerates–3.11%
Danaher	94,240	8,077,310
Roper Industries	26,300	4,112,005

		12,189,315

Internet & Catalog Retail–8.83%
†Amazon.com	44,800	13,903,680
†Ctrip.com International ADR	48,800	2,220,400
†@=Flipkart Limited Series G	4,035	483,232
†NetFlix	9,300	3,176,973
†Priceline Group	10,500	11,972,205
†Vipshop Holdings ADR	143,400	2,802,036

		34,558,526

Internet Software & Services–13.38%
†Alibaba Group Holding ADR	55,688	5,788,211
†Baidu ADR	32,000	7,295,040
†@=Dropbox Class A	34,588	660,672
†Facebook Class A	111,200	8,675,824
†Google Class A	19,800	10,507,068

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†Google Class C	20,100	$10,580,640
†LinkedIn Class A	14,100	3,238,911
NAVER	1,927	1,240,257
†Pandora Media	34,400	613,352
Tencent Holdings	167,200	2,419,423
†Twitter	38,200	1,370,234

		52,389,632

IT Services–6.06%
†Fiserv	24,800	1,760,056
MasterCard Class A	103,000	8,874,480
Visa Class A	50,000	13,110,000

		23,744,536

Machinery–1.05%
Flowserve	18,300	1,094,889
Wabtec	34,800	3,023,772

		4,118,661

Media–1.64%
Disney (Walt)	53,400	5,029,746
Twenty-First Century Fox Class A	36,500	1,401,783

		6,431,529

Oil, Gas & Consumable Fuels–2.17%
†Continental Resources	24,300	932,148
EOG Resources	8,400	773,388
EQT	30,200	2,286,140
Pioneer Natural Resources	17,200	2,560,220
Range Resources	36,188	1,934,248

		8,486,144

Personal Products–0.39%
Estee Lauder Class A	20,000	1,524,000

		1,524,000

Pharmaceuticals–3.79%
†Actavis	17,300	4,453,193
Allergan	21,600	4,591,944
†Valeant Pharmaceuticals International	40,400	5,781,644

		14,826,781

Real Estate Investment Trusts–3.05%
American Tower	59,600	5,891,460
Crown Castle International	77,100	6,067,770

		11,959,230

Road & Rail–1.21%
Hunt (J.B.) Transport Services	23,800	2,005,150
Kansas City Southern	22,400	2,733,472

		4,738,622

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–0.56%
ASML Holding	20,300	$2,188,949

		2,188,949

Software–3.70%
†NetSuite	19,300	2,106,981
†Red Hat	37,300	2,578,922
†salesforce.com	86,100	5,106,591
†ServiceNow	28,600	1,940,510
†VMware Class A	22,200	1,831,944
†Workday Class A	11,400	930,354

		14,495,302

Specialty Retail–6.41%
†AutoZone	7,700	4,767,147
†CarMax	58,700	3,908,246
Home Depot	42,000	4,408,740
Lowe’s	87,100	5,992,480
Ross Stores	18,000	1,696,680
Tractor Supply	54,900	4,327,218

		25,100,511

Technology Hardware, Storage & Peripherals–2.31%
Apple	72,000	7,947,360
†Stratasys	13,100	1,088,741

		9,036,101

Textiles, Apparel & Luxury Goods–2.13%
Hanesbrands	28,100	3,136,522
†Michael Kors Holdings	19,100	1,434,410
NIKE Class B	23,100	2,221,065
†Under Armour Class A	22,800	1,548,120

		8,340,117

Wireless Telecommunication Services–0.59%
SoftBank	38,500	2,291,838

		2,291,838

Total Common Stock (Cost $232,802,132)		387,328,382

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.15%
†@=Airbnb	14,304	$582,359
†@=Livingsocial Series F	14,245	3,704

Total Preferred Stock (Cost $691,903)		586,063

MONEY MARKET FUND–1.28%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	5,003,726	5,003,726

Total Money Market Fund (Cost $5,003,726)		5,003,726

TOTAL VALUE OF SECURITIES–100.35% (Cost $238,497,761)	$392,918,171
ê LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.35%)	(1,362,580)

NET ASSETS APPLICABLE TO 12,644,768 SHARES OUTSTANDING–100.00%	$391,555,591

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($201,096,080 / 6,449,614 Shares)	$31.180

NET ASSET VALUE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($190,459,511 / 6,195,154 Shares)	$30.743
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$210,822,860
Accumulated net realized gain on investments.	26,313,927
Net unrealized appreciation of investments.	154,418,804

Total net assets	$391,555,591

†	Non-income producing for the period.

ê	Includes $1,663,511 payable for securities purchased and $392,659 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $1,729,967, which represents 0.44% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $1,729,967, which represents 0.44% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$2,649,035
Foreign tax withheld	(11,412)

2,637,623

EXPENSES:
Management fees	2,627,532
Distribution fees-Service Class	473,505
Accounting and administration expenses	89,775
Reports and statements to shareholders	45,418
Professional fees	30,843
Custodian fees	16,498
Trustees’ fees and expenses	7,897
Consulting fees	2,023
Pricing fees	1,789
Other	3,570

Total operating expenses	3,298,850

NET INVESTMENT LOSS	(661,227)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	40,600,234
Foreign currencies	(11,446)
Foreign currency exchange contracts	13,071

Net realized gain	40,601,859

Net change in unrealized appreciation (depreciation) of:
Investments	(9,938,548)
Foreign currencies	(2,102)

Net change in unrealized appreciation (depreciation)	(9,940,650)

NET REALIZED AND UNREALIZED GAIN	30,661,209

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,999,982

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(661,227)	$(706,685)
Net realized gain	40,601,859	25,438,745
Net change in unrealized appreciation (depreciation)	(9,940,650)	81,867,937

Net increase in net assets resulting from operations	29,999,982	106,599,997

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	45,866,619	49,836,891
Service Class	44,338,108	38,820,160

	90,204,727	88,657,051

Cost of shares redeemed:
Standard Class	(31,410,277)	(52,367,303)
Service Class	(67,688,387)	(46,077,371)

	(99,098,664)	(98,444,674)

Decrease in net assets derived from capital share transactions	(8,893,937)	(9,787,623)

NET INCREASE IN NET ASSETS	21,106,045	96,812,374
NET ASSETS:
Beginning of year	370,449,546	273,637,172

End of year	$391,555,591	$370,449,546

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Standard Class
	12/31/14		12/31/13		Year Ended 12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$28.681		$20.627		$17.435	$17.728	$15.187

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.015)		(0.021)		0.041	(0.013)	(0.005)
Net realized and unrealized gain (loss)	2.514		8.075		3.151	(0.280)	2.546

Total from investment operations.	2.499		8.054		3.192	(0.293)	2.541

Net asset value, end of period	$31.180		$28.681		$20.627	$17.435	$17.728

Total return[2]	8.71%		39.05%		18.31%	(1.65% )	16.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$201,096		$170,906		$123,228	$75,280	$286,931
Ratio of expenses to average net assets	0.76%		0.78%		0.80%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets	(0.05%	)	(0.09%	)	0.21%	(0.07% )	(0.03%	)
Portfolio turnover	41%		39%		50%	44%	54%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Service Class
	12/31/14		12/31/13		Year Ended 12/31/12		12/31/11	12/31/10

Net asset value, beginning of period	$28.351		$20.440		$17.320		$17.654	$15.162

Income (loss) from investment operations:
Net investment loss[1]	(0.087)		(0.080)		(0.009)		(0.057)	(0.044)
Net realized and unrealized gain (loss)	2.479		7.991		3.129		(0.277)	2.536

Total from investment operations	2.392		7.911		3.120		(0.334)	2.492

Net asset value, end of period	$30.743		$28.351		$20.440		$17.320	$17.654

Total return[2]	8.44%		38.70%		18.01%		(1.89% )	16.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$190,460		$199,544		$150,409		$90,496	$73,930
Ratio of expenses to average net assets	1.01%		1.03%		1.05%		1.04%	1.04%
Ratio of net investment loss to average net assets	(0.30%	)	(0.34%	)	(0.04%	)	(0.32% )	(0.28%	)
Portfolio turnover	41%		39%		50%		44%	54%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation– Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes– No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting– Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other– Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain from investments” on the Statement of Operations and totaled $2,930 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the average daily net assets of the Fund; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

T. Rowe Price Associates, Inc. (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$15,238
Legal fees	4,170

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$233,090
Distribution fees payable to LFD	40,420

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$153,374,932
Sales	161,582,676

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$240,394,400

Aggregate unrealized appreciation	$159,702,096
Aggregate unrealized depreciation	(7,178,325)

Net unrealized appreciation	$152,523,771

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$14,572,902	$—	$—	$14,572,902
Air Freight & Logistics	2,709,096	—	—	2,709,096
Airlines	12,306,573	—	—	12,306,573
Auto Components	3,083,328	—	—	3,083,328
Automobiles	3,491,837	—	—	3,491,837
Biotechnology	37,808,072	—	—	37,808,072
Capital Markets	10,765,740	—	—	10,765,740
Chemicals	6,759,324	—	—	6,759,324
Communications Equipment	759,934	—	—	759,934
Construction Materials	1,059,072	—	—	1,059,072
Diversified Financial Services	2,806,912	—	—	2,806,912
Electronic Equipment, Instruments & Components	3,169,410	—	—	3,169,410
Food & Staples Retailing.	8,757,558	—	—	8,757,558
Health Care Equipment & Supplies	5,289,400	—	—	5,289,400
Health Care Providers & Services	14,260,265	—	—	14,260,265
Hotels, Restaurants & Leisure	21,541,354	1,767,811	—	23,309,165

LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Industrial Conglomerates	$12,189,315	$—	$—	$12,189,315
Internet & Catalog Retail	34,075,294	—	483,232	34,558,526
Internet Software & Services	48,069,280	3,659,680	660,672	52,389,632
IT Services	23,744,536	—	—	23,744,536
Machinery	4,118,661	—	—	4,118,661
Media	6,431,529	—	—	6,431,529
Oil, Gas & Consumable Fuels	8,486,144	—	—	8,486,144
Personal Products	1,524,000	—	—	1,524,000
Pharmaceuticals	14,826,781	—	—	14,826,781
Real Estate Investment Trusts	11,959,230	—	—	11,959,230
Road & Rail	4,738,622	—	—	4,738,622
Semiconductors & Semiconductor Equipment	2,188,949	—	—	2,188,949
Software	14,495,302	—	—	14,495,302
Specialty Retail	25,100,511	—	—	25,100,511
Technology Hardware, Storage & Peripherals	9,036,101	—	—	9,036,101
Textiles, Apparel & Luxury Goods	8,340,117	—	—	8,340,117
Wireless Telecommunication Services	—	2,291,838	—	2,291,838
Preferred Stock	—	—	586,063	586,063
Money Market Fund	5,003,726	—	—	5,003,726

Total	$383,468,875	$7,719,329	$1,729,967	$392,918,171

As a result of utilizing international fair value pricing at December 31, 2014, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2014 and 2013.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$210,822,860
Undistributed long-term capital gains	28,210,566
Unrealized appreciation	152,522,165

Net assets	$391,555,591

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$661,227	$(1,625)	$(659,602)

LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term. At December 31, 2014, there were no capital loss carryforwards incurred that will be carried forward under the Act.

During fiscal year 2014, the Fund utilized $11,799,961 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	1,560,969	2,139,954
Service Class	1,540,682	1,620,134

	3,101,651	3,760,088

Shares redeemed:
Standard Class	(1,070,132)	(2,155,255)
Service Class	(2,383,860)	(1,940,199)

	(3,453,992)	(4,095,454)

Net decrease	(352,341)	(335,366)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2014.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized gain on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$13,071	$-

Derivatives Generally– The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$25,904	$39,057

LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a small number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2014, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Growth Stock Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Growth Stock Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP T. Rowe Price Growth Stock Fund–17

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (unaudited)

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the LVIP T. Rowe Price Growth Stock Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000 Growth TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one and three year periods and above the median return of the Morningstar peer group and below the benchmark index for the five year period. The Board concluded that the services provided by TRP were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contained breakpoints, the fee rates charged to other sub-advised registered funds managed by TRP with similar investment strategies and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s strategies and noted that the Fund’s subadvisory fee was within range of the comparable sub-advised fee schedules reviewed. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fee for the Fund was reasonable.

Profitability and Fallout Benefits. The Board considered information provided by TRP regarding TRP’s firm-wide gross and net profit, that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of TRP.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP T. Rowe Price Growth Stock Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP T Rowe Price Growth Stock Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP T Rowe Price Growth Stock Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President,| Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP T Rowe Price Growth Stock Fund–22

LVIP T. Rowe Price Structured Mid-Cap Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP T. Rowe Price Structured Mid-Cap

Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 11.59% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell Midcap® Growth Index*, returned 11.90%.

Performance

The portfolio lagged the Russell Midcap Growth Index for the year, with both posting positive returns. Overall, stock selection detracted from relative performance while sector weighting was positive. Consumer staples and industrials and business services were the leading detractors, and health care and consumer discretionary both contributed.

Market Environment

U.S. equities rose in 2014 for the sixth consecutive year, supported by falling long-term interest rates, solid employment growth, and favorable corporate earnings. As measured by the various Russell indexes, large-caps outperformed mid- and small-caps, while value outpaced growth in the mid-cap space. Health care, telecommunication services, and utilities led the benchmark, and energy ended deep in negative territory.

Portfolio Review

Consumer discretionary proved to be the greatest contributor to relative results, owing to stock choices that included Hanesbrands and CarMax. Despite a challenging consumer spending environment, Hanesbrands reported strong profits in its activewear lines and cost efficiencies stemming from acquisitions. One of the largest U.S. car retailers, CarMax benefited as many more leased cars came onto the used vehicle market, increasing traffic and sales at the company’s stores. In health care, our strategic overweight was beneficial during a period when the sector led the benchmark.

In consumer staples, stock choices and an unfavorable underweight both dragged on relative performance. Key detractors included Flowers Foods and Sprouts Farmers Market. Flowers Foods, a baking company, experienced renewed competition as Hostess reentered the snack cake market, and many competitors began using more aggressive bread promotions. Natural and organic foods retailer Sprouts Farmers Market also faced greater competition, in this case stemming from Whole Foods Market.

Industrials and business services was another area of relative weakness, due to stock selection. Copa Holdings and ManpowerGroup were among the detrimental holdings here. A Latin American airline offering both passenger and cargo service, Copa Holdings suffered from decreased air traffic demand and was forced to sharply reduce its service in Venezuela in order to avoid exposure to that country’s tumbling currency. ManpowerGroup is the world’s largest temp agency, with most of its revenue stemming from Europe. Economic weakness in France, the company’s most significant European market, weighed on shares.

Outlook

Overall, we remain optimistic about the environment for equities, as valuations still look attractive despite last year’s strong performance. While overall inflation has remained tame, we expect that rising wage costs in the U.S. will squeeze record profit margins. Nevertheless, we think the pace of labor cost increases would be manageable, as companies also enjoy modest sales gains. We note that fourth-quarter earnings reports should provide greater clarity on the overall impact on profits of the decline in oil prices, as some firms benefit from increased discretionary spending, particularly on the part of lower-income consumers.

Donald J. Peters

Donald J. Easley

T. Rowe Price Associates, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,640. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $24,615. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2014 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+	11.59%

Five Years	+	16.64%

Ten Years	+	9.44%

Service Class Shares

One Year	+	11.30%

Five Years	+	16.35%

Ten Years	+	9.16%

*	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Disclosure

       OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual
Standard Class Shares	$1,000.00	$1,066.00	0.76%	$3.96
Service Class Shares	1,000.00	1,064.70	1.01%	5.26

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.76%	$3.87
Service Class Shares	1,000.00	1,020.11	1.01%	5.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.65%

Aerospace & Defense	1.12%
Air Freight & Logistics	0.49%
Airlines	2.36%
Auto Components	0.70%
Banks	0.52%
Beverages	0.70%
Biotechnology	4.96%
Building Products	0.58%
Capital Markets	2.38%
Chemicals	3.83%
Commercial Services & Supplies	1.21%
Communications Equipment	0.78%
Construction & Engineering	0.34%
Construction Materials	0.67%
Containers & Packaging	0.58%
Diversified Consumer Services	0.16%
Diversified Financial Services	2.28%
Electrical Equipment	1.76%
Electronic Equipment, Instruments & Components	1.56%
Energy Equipment & Services	0.67%
Food & Staples Retailing	1.55%
Food Products	2.17%
Health Care Equipment & Supplies	2.57%
Health Care Providers & Services	3.63%
Health Care Technology	0.97%
Hotels, Restaurants & Leisure	4.53%
Household Durables	0.28%
Household Products	0.64%
Industrial Conglomerates	0.68%
Insurance	1.00%
Internet & Catalog Retail	1.75%
Internet Software & Services	3.87%
IT Services	4.07%
Leisure Products	0.72%
Life Sciences Tools & Services	1.32%
Machinery	5.53%
Media	1.74%
Metals & Mining	0.83%
Multiline Retail	1.11%

Security Type/Sector	Percentage of Net Assets

Multi-Utilities	0.32%
Oil, Gas & Consumable Fuels	3.85%
Pharmaceuticals	2.92%
Professional Services	2.84%
Real Estate Investment Trusts	1.14%
Real Estate Management & Development	0.56%
Road & Rail	1.69%
Semiconductors & Semiconductor Equipment	3.08%
Software	4.69%
Specialty Retail	7.06%
Technology Hardware, Storage & Peripherals	0.60%
Textiles, Apparel & Luxury Goods	2.23%
Trading Companies & Distributors	0.88%
Wireless Telecommunication Services	1.18%

Preferred Stock	0.34%

Money Market Fund	0.06%

Total Value of Securities	100.05%

Liabilities Net of Receivables and Other Assets	(0.05%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Sherwin-Williams	1.05%
CarMax	1.03%
Ross Stores	0.96%
SBA Communications Class A	0.95%
Crown Castle International	0.95%
Hanesbrand	0.95%
AutoZone	0.94%
Sensata Technologies Holding	0.88%
Red Hat	0.78%
Fidelity National Information Services	0.75%

Total	9.24%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.65%
Aerospace & Defense–1.12%
†DigitalGlobe	32,700	$1,012,719
Textron	58,600	2,467,646
TransDigm Group	13,200	2,591,820

		6,072,185

Air Freight & Logistics–0.49%
Expeditors International of Washington	35,500	1,583,655
Robinson (C.H.) Worldwide	14,100	1,055,949

		2,639,604

Airlines–2.36%
Alaska Air Group	40,200	2,402,352
Copa Holdings Class A	22,500	2,331,900
Southwest Airlines	86,100	3,643,752
†Spirit Airlines	26,800	2,025,544
†United Continental Holdings	35,900	2,401,351

		12,804,899

Auto Components–0.70%
Delphi Automotive	37,300	2,712,456
Gentex	30,700	1,109,191

		3,821,647

Banks–0.52%
BankUnited	42,600	1,234,122
†SVB Financial Group	13,800	1,601,766

		2,835,888

Beverages–0.70%
Brown-Forman Class B	30,262	2,658,214
Dr Pepper Snapple Group	15,900	1,139,712

		3,797,926

Biotechnology–4.96%
†ACADIA Pharmaceuticals	49,400	1,568,450
†Alexion Pharmaceuticals	13,500	2,497,905
†Alkermes	41,900	2,453,664
†Alnylam Pharmaceuticals	10,400	1,008,800
†BioMarin Pharmaceutical	24,200	2,187,680
†Bluebird Bio	6,300	577,836
†Incyte	45,600	3,333,816
†Intercept Pharmaceuticals	3,800	592,800
†Myriad Genetics	28,300	963,898
†NPS Pharmaceuticals	30,500	1,090,985
†Pharmacyclics	13,200	1,613,832
†Puma Biotechnology	8,200	1,552,014
†Receptos	4,300	526,793
†Regeneron Pharmaceuticals	3,400	1,394,850
†Seattle Genetics	23,600	758,268
†United Therapeutics	9,000	1,165,410
†Vertex Pharmaceuticals	30,600	3,635,280

		26,922,281

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Building Products–0.58%
†Armstrong World Industries	18,100	$925,272
Fortune Brands Home & Security	49,400	2,236,338

		3,161,610

Capital Markets–2.38%
Artisan Partners Asset Management	24,300	1,227,879
†E Trade Financial	112,300	2,723,837
Financial Engines	21,300	778,515
Invesco	28,300	1,118,416
Lazard Class A	42,100	2,106,263
LPL Financial Holdings	38,300	1,706,265
Northern Trust	12,600	849,240
TD AmeriTrade Holding	66,800	2,390,104

		12,900,519

Chemicals–3.83%
Airgas	27,700	3,190,486
Ashland	14,100	1,688,616
Celanese Class A	53,300	3,195,868
CF Industries Holdings	4,900	1,335,446
FMC	18,800	1,072,164
RPM International	33,900	1,719,069
Sherwin-Williams	21,700	5,707,968
Sociedad Quimica y Minera de Chile ADR	28,800	687,744
Valspar	25,100	2,170,648

		20,768,009

Commercial Services & Supplies–1.21%
†Clean Harbors	16,500	792,825
†Copart	24,100	879,409
Kar Auction Services	43,000	1,489,950
Ritchie Bros Auctioneers	54,800	1,473,572
†Stericycle	7,200	943,776
Waste Connections	22,250	978,778

		6,558,310

Communications Equipment–0.78%
†F5 Networks	12,600	1,643,859
Motorola Solutions	18,300	1,227,564
†Palo Alto Networks	11,200	1,372,784

		4,244,207

Construction & Engineering–0.34%
†Jacobs Engineering Group	23,200	1,036,808
†Quanta Services	28,100	797,759

		1,834,567

Construction Materials–0.67%
Eagle Materials	14,000	1,064,420
Vulcan Materials	39,200	2,576,616

		3,641,036

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging–0.58%
Ball	46,300	$3,156,271

		3,156,271

Diversified Consumer Services–0.16%
Sotheby’s	19,600	846,328

		846,328

Diversified Financial Services–2.28%
CBOE Holdings	49,700	3,151,974
†FNFV Group	18,864	296,919
IntercontinentalExchange Group	12,200	2,675,338
McGraw-Hill Financial	32,200	2,865,156
Moody’s	26,500	2,538,965
MSCI Class A	17,500	830,200

		12,358,552

Electrical Equipment–1.76%
AMETEK	32,625	1,717,054
†Generac Holdings	20,700	967,932
Hubbell Class B	19,900	2,125,917
†Sensata Technologies Holding	90,800	4,758,828

		9,569,731

Electronic Equipment, Instruments & Components–1.56%
Amphenol Class A	55,000	2,959,550
FEI	16,100	1,454,635
†IPG Photonics	22,900	1,715,668
†Keysight Technologies	23,150	781,775
†Trimble Navigation	57,800	1,534,012

		8,445,640

Energy Equipment & Services–0.67%
†Cameron International	17,400	869,130
Core Laboratories	8,700	1,046,958
Frank’s International	43,000	715,090
Oceaneering International	17,600	1,035,056

		3,666,234

Food & Staples Retailing–1.55%
†Fresh Market	24,700	1,017,640
PriceSmart	10,400	948,688
†Rite Aid	387,000	2,910,240
†Sprouts Farmers Market	56,900	1,933,462
Whole Foods Market	31,500	1,588,230

		8,398,260

Food Products–2.17%
Flowers Foods	111,150	2,132,969
Hershey	19,500	2,026,635
Keurig Green Mountain	9,400	1,244,513
McCormick	37,900	2,815,970
Mead Johnson Nutrition	23,600	2,372,744
Smucker (J.M.)	11,900	1,201,662

		11,794,493

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies–2.57%
†Align Technology	25,400	$1,420,114
DENTSPLY International	20,200	1,076,054
†IDEXX Laboratories	20,100	2,980,227
†Intuitive Surgical	6,600	3,491,004
†Sirona Dental Systems	22,300	1,948,351
Teleflex	17,300	1,986,386
†Thoratec	32,200	1,045,212

		13,947,348

Health Care Providers & Services–3.63%
AmerisourceBergen	43,400	3,912,944
†Catamaran	20,490	1,060,357
Cigna	11,200	1,152,592
†DaVita HealthCare Partners	23,400	1,772,316
†Envision Healthcare Holdings	41,100	1,425,759
†Henry Schein	16,300	2,219,245
Humana	15,400	2,211,902
†Mednax	29,300	1,937,023
†Team Health Holdings	21,700	1,248,401
Universal Health Services Class B	11,300	1,257,238
†WellCare Health Plans	18,500	1,518,110

		19,715,887

Health Care Technology–0.97%
†athenahealth	6,100	888,770
†Cerner	31,100	2,010,926
†Medidata Solutions	18,400	878,600
†Veeva Systems Class A	55,400	1,463,114

		5,241,410

Hotels, Restaurants & Leisure–4.53%
†Bloomin’ Brands	58,400	1,445,984
Brinker International	29,100	1,707,879
†Chipotle Mexican Grill	5,300	3,627,903
Choice Hotels International	33,500	1,876,670
Extended Stay America	43,100	832,261
Marriott International Class A	34,757	2,712,089
†MGM Resorts International	104,900	2,242,762
†Norwegian Cruise Line Holdings	8,400	392,784
†Panera Bread Class A	8,300	1,450,840
Papa John’s International	24,700	1,378,260
Royal Caribbean Cruises	14,800	1,219,964
Starwood Hotels & Resorts Worldwide	32,900	2,667,203
Wynn Resorts	20,500	3,049,580

		24,604,179

Household Durables–0.28%
†Toll Brothers	43,900	1,504,453

		1,504,453

Household Products–0.64%
Church & Dwight	28,700	2,261,847

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Products (continued)
Clorox	11,600	$1,208,836

		3,470,683

Industrial Conglomerates–0.68%
Roper Industries	23,700	3,705,495

		3,705,495

Insurance–1.00%
FNF Group	79,800	2,749,110
HCC Insurance Holdings	18,000	963,360
Progressive	63,000	1,700,370

		5,412,840

Internet & Catalog Retail–1.75%
†HomeAway	29,600	881,488
†Liberty Interactive Class A	48,600	1,429,812
†Liberty Ventures Class A	6,909	260,607
†NetFlix	10,300	3,518,583
†TripAdvisor	14,400	1,075,104
†Vipshop Holdings ADR	57,900	1,131,366
†Wayfair Class A	29,330	582,201
†zulily Class A	26,700	624,780

		9,503,941

Internet Software & Services–3.87%
†Akamai Technologies	29,700	1,869,912
†CoStar Group	12,500	2,295,375
†Coupons.com	57,566	1,021,797
†Dealertrack Technologies	21,800	965,958
†@=Dropbox	7,607	145,303
†@=Dropbox Class A	27,601	527,212
Equinix	8,291	1,879,818
†LendingClub	22,900	579,370
†LinkedIn Class A	16,000	3,675,360
MercadoLibre	8,900	1,136,263
†Pandora Media	36,100	643,663
†Rackspace Hosting	29,600	1,385,576
†Twitter	57,000	2,044,590
†VeriSign	49,900	2,844,300

		21,014,497

IT Services–4.07%
†Alliance Data Systems	4,600	1,315,830
†CoreLogic	79,100	2,498,769
Fidelity National Information Services	65,000	4,043,000
†Fiserv	43,000	3,051,710
†@=Flipkart Limited Series G	5,529	662,153
†Gartner	39,800	3,351,558
†Genpact	37,200	704,196
Global Payments	22,900	1,848,717
Paychex	18,800	867,996
†Vantiv Class A	78,300	2,655,936

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
†WEX	10,900	$1,078,228

		22,078,093

Leisure Products–0.72%
Mattel	43,500	1,346,107
Polaris Industries	17,000	2,571,080

		3,917,187

Life Sciences Tools & Services–1.32%
Agilent Technologies	54,300	2,223,042
†Bruker	47,400	929,988
†Mettler-Toledo International	9,400	2,843,124
†Quintiles Transnational Holdings	20,300	1,195,061

		7,191,215

Machinery–5.53%
CLARCOR	14,200	946,288
†Colfax	33,500	1,727,595
Donaldson	56,400	2,178,732
Flowserve	45,900	2,746,197
Graco	29,200	2,341,256
IDEX	18,625	1,449,770
Nordson	13,800	1,075,848
PACCAR	24,900	1,693,449
Pall	30,800	3,117,268
†Rexnord	66,500	1,875,965
Snap-on	13,900	1,900,686
Terex	36,900	1,028,772
Valmont Industries	13,300	1,689,100
†WABCO Holdings	13,800	1,445,964
Wabtec	28,700	2,493,743
Xylem	59,900	2,280,393

		29,991,026

Media–1.74%
†Charter Communications Class A	12,200	2,032,764
†Discovery Communications Class C	97,700	3,294,444
Interpublic Group	80,600	1,674,062
†Markit	52,700	1,392,861
Omnicom Group	13,600	1,053,592

		9,447,723

Metals & Mining–0.83%
Carpenter Technology	16,800	827,400
Compass Minerals International	10,200	885,666
Eldorado Gold	125,100	760,608
Silver Wheaton	46,200	939,246
†Stillwater Mining	73,700	1,086,338

		4,499,258

Multiline Retail–1.11%
†Dollar General	31,000	2,191,700

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail (continued)
†Dollar Tree	54,800	$3,856,824

		6,048,524

Multi-Utilities–0.32%
NiSource	40,600	1,722,252

		1,722,252

Oil, Gas & Consumable Fuels–3.85%
†Antero Resources	15,000	608,700
Cabot Oil & Gas	40,400	1,196,244
Cimarex Energy	17,200	1,823,200
†Concho Resources	22,100	2,204,475
†Continental Resources	16,000	613,760
†Diamondback Energy	37,500	2,241,750
EQT	42,100	3,186,970
Pioneer Natural Resources	17,100	2,545,335
Range Resources	62,400	3,335,280
†Rice Energy	35,500	744,435
SM Energy	14,500	559,410
Tesoro	17,300	1,286,255
†WPX Energy	46,400	539,632

		20,885,446

Pharmaceuticals–2.92%
†Akorn	28,100	1,017,220
†Catalent	114,300	3,186,684
†Endo International	37,400	2,697,288
†Hospira	26,000	1,592,500
†Jazz Pharmaceuticals	9,100	1,489,943
†Pacira Pharmaceuticals	12,200	1,081,652
†Salix Pharmaceuticals	14,100	1,620,654
Zoetis	73,000	3,141,190

		15,827,131

Professional Services–2.84%
Corporate Executive Board	13,700	993,661
Equifax	27,700	2,240,099
†IHS Class A	21,700	2,471,196
ManpowerGroup	27,600	1,881,492
Nielsen Holdings	36,100	1,614,753
Robert Half International	29,500	1,722,210
†Verisk Analytics Class A	55,300	3,541,965
†@=Wework Companies	5,617	93,530
†@=Wework Companies Series D1	27,915	464,817
†@=Wework Companies Series D2	21,933	365,210

		15,388,933

Real Estate Investment Trusts–1.14%
Crown Castle International	65,400	5,146,980
Federal Realty Investment Trust	8,000	1,067,680

		6,214,660

Real Estate Management & Development–0.56%
Jones Lang LaSalle	13,600	2,039,048

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Management & Development (continued)
†Zillow Class A	9,500	$1,005,955

		3,045,003

Road & Rail–1.69%
†Genesee & Wyoming	16,300	1,465,696
†Hertz Global Holdings	31,900	795,586
Hunt (J.B.) Transport Services	27,100	2,283,175
Kansas City Southern	28,300	3,453,449
Landstar System	16,100	1,167,733

		9,165,639

Semiconductors & Semiconductor Equipment–3.08%
Altera	106,100	3,919,334
ARM Holdings ADR	74,100	3,430,830
KLA-Tencor	22,800	1,603,296
Linear Technology	42,200	1,924,320
Microchip Technology	28,600	1,290,146
Skyworks Solutions	34,200	2,486,682
Xilinx	47,100	2,038,959

		16,693,567

Software–4.69%
†ANSYS	12,800	1,049,600
†@=Atlassian Class A	20,989	335,824
†@=Atlassian Series 1	6,969	111,504
†@=Atlassian Series 2	18,662	298,592
†@=Atlassian Series A	13,800	220,800
†Autodesk	18,300	1,099,098
†Check Point Software Technologies	15,500	1,217,835
FactSet Research Systems	7,750	1,090,813
†Guidewire Software	32,700	1,655,601
Intuit	35,100	3,235,869
†Mobileye	26,600	1,078,896
†NetSuite	20,500	2,237,985
†Red Hat	61,100	4,224,454
†ServiceNow	53,600	3,636,760
Solera Holdings	14,000	716,520
†Tableau Software Class A	17,400	1,474,824
†Workday Class A	21,605	1,763,184

		25,448,159

Specialty Retail–7.06%
†AutoZone	8,200	5,076,702
†CarMax	84,100	5,599,378
Dick’s Sporting Goods	26,100	1,295,865
†Five Below	37,400	1,527,042
L Brands	38,000	3,288,900
†Lumber Liquidators Holdings	10,800	716,148
†Michaels	46,200	1,142,526
†O’Reilly Automotive	19,900	3,833,138
†Restoration Hardware Holdings	15,400	1,478,554
Ross Stores	55,000	5,184,300
Tiffany & Co.	29,300	3,130,998

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Tractor Supply	40,900	$3,223,738
†Ulta Salon Cosmetics & Fragrance	7,300	933,232
Williams-Sonoma	24,600	1,861,728

		38,292,249

Technology Hardware, Storage & Peripherals–0.60%
SanDisk	22,200	2,175,156
†Stratasys	12,900	1,072,119

		3,247,275

Textiles, Apparel & Luxury Goods–2.23%
Coach	28,600	1,074,216
†Fossil Group	13,300	1,472,842
Hanesbrands	46,000	5,134,520
†Kate Spade	65,800	2,106,258
†lululemon athletica	21,500	1,199,485
Wolverine World Wide	37,100	1,093,337

		12,080,658

Trading Companies & Distributors–0.88%
Fastenal	34,100	1,621,796
Grainger (W.W.)	12,400	3,160,636

		4,782,432

Wireless Telecommunication Services–1.18%
†SBA Communications Class A	46,700	5,172,492
†T-Mobile US	45,400	1,223,076

		6,395,568

Total Common Stock (Cost $346,789,663)		540,720,928

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–0.34%
†@=Airbnb Cvt	18,795	$765,201
†@=Dropbox Series A	9,449	180,487
†@=Dropbox Series A-1	46,402	886,334

Total Preferred Stock (Cost $1,270,602)		1,832,022

MONEY MARKET FUND–0.06%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	303,678	303,678

Total Money Market Fund (Cost $303,678)		303,678

TOTAL VALUE OF SECURITIES–100.05% (Cost $348,363,943)	542,856,628
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(252,778)

NET ASSETS APPLICABLE TO 24,721,763 SHARES OUTSTANDING–100.00%	$ 542,603,850

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($430,438,909 / 19,495,418 Shares)	$22.079

NET ASSET VALUE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($112,164,941 / 5,226,345 Shares)	$21.461

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$312,384,365
Distributions in excess of net investment income	(161,955)
Accumulated net realized gain on investments	35,945,179
Net unrealized appreciation of investments	194,436,261

Total net assets	$542,603,850

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

†	Non-income producing for the period.

«	Includes $367,215 payable for fund shares redeemed as of December 31, 2014.

@	Illiquid security. At December 31, 2014, the aggregate value of illiquid securities was $5,056,967, which represents 0.93% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2014, the aggregate value of fair valued securities was $5,056,967, which represents 0.93% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

ADR–American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$4,609,924
Foreign tax withheld	(23,564)

4,586,360

EXPENSES:
Management fees	3,591,274
Distribution fees-Service Class	264,738
Accounting and administration expenses	121,373
Reports and statements to shareholders	67,815
Professional fees	32,568
Trustees’ fees and expenses	11,378
Custodian fees	5,593
Pricing fees	2,499
Consulting fees	2,136
Other	3,916

Total operating expenses	4,103,290

NET INVESTMENT INCOME	483,070

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	47,219,399
Foreign currencies	7

Net realized gain	47,219,406

Net change in unrealized appreciation (depreciation) of investments*	8,858,728

NET REALIZED AND UNREALIZED GAIN	56,078,134

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,561,204

*Includes $56,424 capital gain taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$483,070	$(305,803)
Net realized gain	47,219,406	22,727,623
Net change in unrealized appreciation (depreciation)	8,858,728	92,088,383

Net increase in net assets resulting from operations	56,561,204	114,510,203

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(987,787)	—
Net realized gain:
Standard Class	(22,273,177)	(3,496,583)
Service Class	(5,984,882)	(979,814)

	(29,245,846)	(4,476,397)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	61,088,764	127,361,880
Service Class	22,844,689	23,453,012
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	23,260,964	3,496,583
Service Class	5,984,882	979,814

	113,179,299	155,291,289

Cost of shares redeemed:
Standard Class	(57,198,396)	(37,878,606)
Service Class	(25,450,363)	(40,231,548)

	(82,648,759)	(78,110,154)

Increase in net assets derived from capital share transactions	30,530,540	77,181,135

NET INCREASE IN NET ASSETS	57,845,898	187,214,941
NET ASSETS:
Beginning of year	484,757,952	297,543,011

End of year	$542,603,850	$484,757,952

Distributions in excess of net investment income	$(161,955)	$(13,015)

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$20.943	$15.688	$13.872	$14.430	$11.241

Income (loss) from investment operations:
Net investment income (loss)[1]	0.032	(0.003)	0.073	0.003	0.020
Net realized and unrealized gain (loss)	2.346	5.453	2.186	(0.561)	3.169

Total from investment operations	2.378	5.450	2.259	(0.558)	3.189

Less dividends and distributions from:
Net investment income	(0.052)	—	—	—	—
Net realized gain	(1.190)	(0.195)	(0.443)	—	—

Total dividends and distributions	(1.242)	(0.195)	(0.443)	—	—

Net asset value, end of period	$22.079	$20.943	$15.688	$13.872	$14.430

Total return[2]	11.59%	34.80%	16.30%	(3.87% )	28.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$430,439	$381,529	$206,358	$190,209	$263,891
Ratio of expenses to average net assets	0.76%	0.79%	0.82%	0.82%	0.83%
Ratio of net investment income (loss) to average net assets	0.15%	(0.02% )	0.47%	0.02%	0.17%
Portfolio turnover	34%	30%	31%	44%	31%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$20.394	$15.319	$13.588	$14.170	$11.066

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.021)	(0.048)	0.034	(0.033)	(0.010)
Net realized and unrealized gain (loss)	2.278	5.318	2.140	(0.549)	3.114

Total from investment operations	2.257	5.270	2.174	(0.582)	3.104

Less dividends and distributions from:
Net realized gain	(1.190)	(0.195)	(0.443)	—	—

Total dividend and distributions	(1.190)	(0.195)	(0.443)	—	—

Net asset value, end of period	$21.461	$20.394	$15.319	$13.588	$14.170

Total return[2]	11.30%	34.46%	16.02%	(4.11% )	28.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,165	$103,229	$91,185	$69,086	$55,403
Ratio of expenses to average net assets	1.01%	1.04%	1.07%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets	(0.10% )	(0.27% )	0.22%	(0.23% )	(0.08%	)
Portfolio turnover	34%	30%	31%	44%	31%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize the value of your shares (capital appreciation).

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (REITS) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $933 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the average daily net assets in excess of $750 million. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

T. Rowe Price (Sub-Adviser) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$20,351
Legal fees	5,625

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$323,032
Distribution fees payable to LFD	23,713

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$173,028,454
Sales	170,674,003

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$349,046,770

Aggregate unrealized appreciation	$204,283,951
Aggregate unrealized depreciation	(10,474,093)

Net unrealized appreciation	$193,809,858

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 3	Total
Common Stock
Aerospace & Defense	$6,072,185	$—	$6,072,185
Air Freight & Logistics	2,639,604	—	2,639,604
Airlines	12,804,899	—	12,804,899
Auto Components	3,821,647	—	3,821,647
Banks	2,835,888	—	2,835,888
Beverages	3,797,926	—	3,797,926
Biotechnology	26,922,281	—	26,922,281
Building Products	3,161,610	—	3,161,610
Capital Markets	12,900,519	—	12,900,519
Chemicals	20,768,009	—	20,768,009
Commercial Services & Supplies	6,558,310	—	6,558,310
Communications Equipment	4,244,207	—	4,244,207
Construction & Engineering	1,834,567	—	1,834,567
Construction Materials	3,641,036	—	3,641,036
Containers & Packaging	3,156,271	—	3,156,271
Diversified Consumer Services	846,328	—	846,328
Diversified Financial Services	12,358,552	—	12,358,552
Electrical Equipment	9,569,731	—	9,569,731
Electronic Equipment, Instruments & Components	8,445,640	—	8,445,640
Energy Equipment & Services	3,666,234	—	3,666,234
Food & Staples Retailing	8,398,260	—	8,398,260
Food Products	11,794,493	—	11,794,493
Health Care Equipment & Supplies	13,947,348	—	13,947,348
Health Care Providers & Services	19,715,887	—	19,715,887
Health Care Technology	5,241,410	—	5,241,410
Hotels, Restaurants & Leisure	24,604,179	—	24,604,179
Household Durables	1,504,453	—	1,504,453
Household Products	3,470,683	—	3,470,683
Industrial Conglomerates	3,705,495	—	3,705,495
Insurance	5,412,840	—	5,412,840
Internet & Catalog Retail	9,503,941	—	9,503,941
Internet Software & Services	20,341,982	672,515	21,014,497
IT Services	21,415,940	662,153	22,078,093
Leisure Products	3,917,187	—	3,917,187
Life Sciences Tools & Services	7,191,215	—	7,191,215
Machinery	29,991,026	—	29,991,026
Media	9,447,723	—	9,447,723
Metals & Mining	4,499,258	—	4,499,258
Multiline Retail	6,048,524	—	6,048,524
Multi-Utilities	1,722,252	—	1,722,252
Oil, Gas & Consumable Fuels	20,885,446	—	20,885,446
Pharmaceuticals	15,827,131	—	15,827,131
Professional Services	14,465,376	923,557	15,388,933
Real Estate Investment Trusts	6,214,660	—	6,214,660
Real Estate Management & Development	3,045,003	—	3,045,003
Road & Rail	9,165,639	—	9,165,639
Semiconductors & Semiconductor Equipment	16,693,567	—	16,693,567
Software	24,481,439	966,720	25,448,159
Specialty Retail	38,292,249	—	38,292,249
Technology Hardware, Storage & Peripherals	3,247,275	—	3,247,275
Textiles, Apparel & Luxury Goods	12,080,658	—	12,080,658
Trading Companies & Distributors	4,782,432	—	4,782,432
Wireless Telecommunication Services	6,395,568	—	6,395,568

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 3	Total
Money Market Fund	$303,678	$—	$303,678
Preferred Stock	—	1,832,022	1,832,022

Total	$537,799,661	$5,056,967	$542,856,628

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary Income	$10,255,677	$2,372,689
Long-term capital gains	18,990,169	2,103,708

Total	$29,245,846	$4,476,397

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$312,384,365
Undistributed long-term capital gains	36,466,051
Unrealized appreciation	193,753,434

Net assets	$542,603,850

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, partnership income and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$355,777	$(355,777)

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	2,840,150	6,927,647
Service Class	1,092,933	1,308,320
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,080,306	173,941
Service Class	286,457	50,037

	5,299,846	8,459,945

Shares redeemed:
Standard Class	(2,642,407)	(2,038,139)
Service Class	(1,214,820)	(2,249,114)

	(3,857,227)	(4,287,253)

Net increase	1,442,619	4,172,692

7. Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2014, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
64.93%	35.07%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Independent Trustees reviewed the services provided by LIAC in serving as investment adviser, including the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, but had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had agreed to waive a portion of the management fee on assets over $750 million and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the LVIP T. Rowe Price Structured Mid-Cap Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one, three and five year periods. The Board noted that despite improvement in the Fund’s peer group rankings, given the Fund’s underperformance relative to its benchmark, LIAC would continue to monitor performance. The Board concluded that the services provided by TRP were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contained breakpoints, the fee rates charged to other sub-advised registered funds managed by TRP with similar investment strategies and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s strategies and noted that the Fund’s subadvisory fee was within range of the comparable sub-advised fee schedules reviewed. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fee for the Fund was reasonable.

Profitability and Fallout Benefits. The Board considered information provided by TRP regarding TRP’s firm-wide gross and net profit, that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of TRP.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–25

LVIP Templeton Growth RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP Templeton Growth RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Templeton Growth RPM Fund

2014 Annual Report Commentary (unaudited)

The Fund returned (1.99%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the MSCI World Index1 (net dividends) returned 4.94%.

Managed by:

The global economy grew moderately during 2014. U.S. economic growth trends were generally encouraging as economic activity expanded. The U.S. Federal Reserve Board ended its asset purchase program in October while keeping interest rates low. The U.K. economy grew relatively well, but eurozone economic growth remained subdued. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession, and the Bank of Japan expanded its stimulus measures. Global developed market stocks advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. In several emerging markets, economic growth generally moderated. Emerging market stocks overall fell for the year, amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases. Many emerging market currencies depreciated against the U.S. dollar, leading several central banks to raise interest rates seeking to support their currencies. Several other central banks lowered interest rates to promote economic growth. Gold prices ended the year lower amid benign global inflation and a strong U.S. dollar.

The Fund’s stock selection in the U.S., which outperformed most developed markets, was a major contributor to performance relative to the benchmark as it more than offset the negative effect of an underweighting. In Asia, stock selection and an underweighting in Japan, as well as an off-benchmark exposure to China, aided relative results. An overweighting in Israel and a lack of exposure to Australia also helped relative performance. In contrast, stock selection and an overweighting in Europe hurt relative results as local currency weakness hampered returns in U.S. dollar terms. Key detractors included holdings in France, the Netherlands, Italy and the U.K.

In sector terms, notable contributors to relative performance included stock selection and an overweighting in health care. Leading contributors included our positions in biotechnology firm Amgen and pharmaceutical companies Forest Laboratories, Teva Pharmaceutical Industries (Israel), Actavis and Shire (U.K.). Other contributors included stock selection in consumer discretionary, particularly multiline retailer Macy’s. Stock selection in financials also enhanced relative results, notably our off-benchmark investment in China Life Insurance (China) and our position in capital markets firm Morgan Stanley. Forest Laboratories was acquired by Actavis during the period.

From a sector perspective, major detractors from relative performance included stock selection in energy, which suffered from weak crude oil prices. Key detractors included our positions in energy equipment and services companies Saipem (Italy) and Noble, as well as oil and gas companies Talisman Energy (Canada), Galp Energia (Portugal) and Eni (Italy). An underweighting and stock selection in information technology dampened relative performance, notably an off-benchmark investment in Samsung Electronics (South Korea). Stock selection in industrials also hurt relative results, particularly our positions in air freight and logistics firm TNT Express (Netherlands) and U.K. public services outsourcing company Serco Group.

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Peter Nori, CFA

Cindy Sweeting, CFA

Heather Waddell, CFA

Templeton Investment Counsel, LLC

Managed by:

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index2 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

The Fund invests predominantly in global large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level

LVIP Templeton Growth RPM Fund–1

LVIP Templeton Growth RPM Fund

2014 Annual Report Commentary (continued)

of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the 3rd and 4th quarters of 2014 when the global equity markets were volatile, the RPM overlay was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. Overall, the volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results and negative developed international equity results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Templeton Growth RPM Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,403. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,955. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	– 1.99%

Five Years	+ 8.03%

Ten Years	+ 5.70%

Service Class Shares

One Year	– 2.23%

Five Years	+ 7.76%

Inception (4/30/07)	+ 2.02%

[1]

The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]	S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[4]

MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[5]

Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP Templeton Growth RPM Fund–2

LVIP Templeton Growth RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual
Standard Class Shares	$1,000.00	$933.50	0.75%	$3.66
Service Class Shares	1,000.00	932.40	1.00%	4.87

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Templeton Growth RPM Fund–3

LVIP Templeton Growth RPM Fund

Security Type/Country and Sector Allocations

  and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Security Type/Country	Percentage of Net Assets

Common Stock	88.91%

Brazil	0.08%
Canada	0.55%
France	7.46%
Germany	5.81%
Hong Kong	5.44%
Ireland	0.86%
Israel	1.52%
Italy	2.19%
Japan	4.13%
Netherlands	4.10%
Norway	0.96%
Portugal	0.44%
Republic of Korea	3.25%
Russia	0.33%
Singapore	1.07%
Spain	0.84%
Sweden	0.53%
Switzerland	4.17%
Taiwan	0.29%
United Kingdom	11.96%
United States	32.93%

Money Market Fund	10.83%

Total Value of Securities	99.74%

Receivables and Other Assets Net of Liabilities	0.26%

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Aerospace & Defense	0.62%
Air Freight & Logistics	1.07%
Airlines	0.77%
Auto Components	1.23%
Automobiles	2.04%
Banks	9.99%
Beverages	0.91%
Biotechnology	3.48%
Building Products	0.87%
Capital Markets	2.42%
Chemicals	1.07%
Commercial Services & Supplies	0.46%
Communications Equipment	0.92%
Construction Materials	1.57%

Sector	Percentage of Net Assets

Consumer Finance	0.97%
Containers & Packaging	0.34%
Diversified Financial Services	2.49%
Diversified Telecommunication Services	4.04%
Electrical Equipment	0.89%
Electronic Equipment, Instruments & Components	0.83%
Energy Equipment & Services	2.40%
Food & Staples Retailing	2.90%
Health Care Equipment & Supplies	1.41%
Health Care Providers & Services	0.49%
Household Durables	0.38%
Industrial Conglomerates	0.58%
Insurance	5.99%
Life Sciences Tools & Services	0.28%
Machinery	1.79%
Media	4.62%
Metals & Mining	2.02%
Multiline Retail	2.60%
Oil, Gas & Consumable Fuels	5.53%
Pharmaceuticals	11.25%
Semiconductors & Semiconductor Equipment	3.66%
Software	1.98%
Specialty Retail	1.60%
Technology Hardware, Storage & Peripherals	0.51%
Trading Companies & Distributors	0.78%
Wireless Telecommunication Services	1.16%

Total	88.91%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Actavis	2.11%
Samsung Electronics	1.94%
Amgen	1.75%
Microsoft	1.74%
JPMorgan Chase	1.57%
Citigroup	1.54%
Teva Pharmaceutical Industries ADR	1.52%
Comcast Class A	1.46%
Gilead Sciences	1.43%
Roche Holding	1.40%

Total	16.46%

LVIP Templeton Growth RPM Fund–4

LVIP Templeton Growth RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–88.91%
Brazil–0.08%
Petroleo Brasileiro ADR	77,178	$585,009

		585,009

Canada–0.55%
Talisman Energy	532,660	4,171,613

		4,171,613

France–7.46%
AXA	294,106	6,777,095
BNP Paribas	159,520	9,417,116
Cie de Saint-Gobain	154,240	6,533,737
Credit Agricole	440,310	5,683,752
Michelin Class B	65,780	5,937,744
Sanofi	92,166	8,402,817
Technip	64,770	3,858,189
Total	118,590	6,075,605
Vivendi	137,007	3,410,176

		56,096,231

Germany–5.81%
Bayer	64,570	8,801,437
Deutsche Boerse	68,110	4,840,026
Deutsche Lufthansa	347,430	5,757,249
HeidelbergCement	75,270	5,312,551
Infineon Technologies ADR	411,748	4,385,116
Merck	63,760	6,000,351
†Metro	111,350	3,403,714
Muenchener Rueckversicherungs	11,130	2,216,401
Siemens ADR	26,350	2,951,200

		43,668,045

¡Hong Kong–5.44%
AIA Group	839,800	4,632,308
China Life Insurance	2,135,000	8,365,992
China Shenhua Energy	1,105,000	3,261,052
China Telecom	12,606,000	7,311,981
CSR	2,984,500	4,018,362
Kunlun Energy	2,812,000	2,654,047
Noble Group	4,335,000	3,698,213
Sinopharm Group	1,051,600	3,700,757
Weichai Power	782,000	3,278,304

		40,921,016

Ireland–0.86%
CRH	269,239	6,473,980

		6,473,980

Israel–1.52%
Teva Pharmaceutical Industries ADR	198,275	11,402,795

		11,402,795

Italy–2.19%
ENI	343,275	6,012,974
Intesa Sanpaolo	883,607	2,563,258

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Italy (continued)
†Saipem	231,077	$2,422,301
UniCredit	857,137	5,490,487

		16,489,020

Japan–4.13%
ITOCHU	205,980	2,199,040
Konica Minolta Holdings	352,200	3,837,901
Nikon	216,300	2,874,199
Nissan Motor	955,400	8,333,474
Suntory Beverage & Food	197,000	6,806,778
Toyota Motor ADR	55,741	6,994,381

		31,045,773

Netherlands–4.10%
Akzo Nobel	116,350	8,050,262
†ING Groep	502,212	6,488,410
Koninklijke Philips Electronics	48,370	1,402,053
†NN Group	103,200	3,080,880
†QIAGEN	88,954	2,072,011
Royal Dutch Shell Class A	38,050	1,269,675
Royal Dutch Shell Class B	106,430	3,676,796
TNT Express	714,790	4,765,082

		30,805,169

Norway–0.96%
Telenor	356,310	7,198,964

		7,198,964

Portugal–0.44%
Galp Energia	329,170	3,342,723

		3,342,723

Republic of Korea–3.25%
Hyundai Mobis	15,430	3,317,619
KB Financial Group	35,093	1,153,039
POSCO ADR	83,745	5,343,768
Samsung Electronics	12,084	14,600,183

		24,414,609

Russia–0.33%
MMC Norilsk Nickel OJSC ADR	171,593	2,453,758

		2,453,758

Singapore–1.07%
DBS Group Holdings	267,105	4,134,984
Singapore Telecommunications	1,331,860	3,909,268

		8,044,252

Spain–0.84%
Telefonica	440,654	6,326,700

		6,326,700

LVIP Templeton Growth RPM Fund–5

LVIP Templeton Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Sweden–0.53%
Getinge Class B	173,390	$3,948,477

		3,948,477

Switzerland–4.17%
†ABB	317,230	6,711,997
ACE	16,150	1,855,312
Credit Suisse Group	285,914	7,182,517
Novartis	27,010	2,505,001
Roche Holding	38,740	10,496,301
Swiss Re	30,470	2,552,524

		31,303,652

Taiwan–0.29%
Taiwan Semiconductor Manufacturing ADR	97,374	2,179,230

		2,179,230

United Kingdom–11.96%
Aviva	885,400	6,651,492
BAE Systems	641,730	4,692,494
Barclays	1,354,200	5,090,232
BP ADR	125,190	4,772,243
British Sky Broadcasting Group	596,340	8,321,645
G4S	615,760	2,655,816
GlaxoSmithKline	370,310	7,943,459
HSBC Holdings	1,002,450	9,533,120
Kingfisher	815,318	4,309,331
†Lloyds Banking Group	4,341,190	5,105,712
Marks & Spencer Group	781,810	5,788,088
Petrofac	254,270	2,769,649
Reed Elsevier	104,023	2,484,133
Rexam	363,483	2,558,589
Serco Group	328,970	823,856
Standard Chartered	238,220	3,562,336
Tesco	1,421,800	4,145,009
Vodafone Group ADR	254,800	8,706,516

		89,913,720

United States–32.93%
†Actavis	61,650	15,869,327
Allegheny Technologies	211,880	7,367,068
American International Group	159,280	8,921,273
Amgen	82,560	13,150,982
Applied Materials	253,710	6,322,453
Baker Hughes	84,180	4,719,973

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
Bank of New York Mellon	81,040	$3,287,793
Capital One Financial	87,950	7,260,273
Chesapeake Energy	160,390	3,138,832
Chevron	23,190	2,601,454
Cisco Systems	248,480	6,911,471
Citigroup	214,220	11,591,444
Comcast Class A	190,355	10,957,786
CVS Health	77,900	7,502,549
Foot Locker	137,540	7,726,997
†Gilead Sciences	113,910	10,737,157
†Isis Pharmaceuticals	37,250	2,299,815
JPMorgan Chase	188,310	11,784,440
†Knowles	266,450	6,274,897
Macy’s	141,700	9,316,775
Medtronic	91,920	6,636,624
Merck	96,800	5,497,272
Microsoft	282,580	13,125,841
Morgan Stanley	199,260	7,731,288
†News Class A	354,450	5,561,321
Noble	248,130	4,111,514
Paragon Offshore	57,163	158,341
Pfizer	245,510	7,647,637
Stanley Black & Decker	63,810	6,130,865
Symantec	67,430	1,729,917
Target	58,120	4,411,889
Twenty-First Century Fox Class A	192,420	7,389,890
United Parcel Service Class B	29,510	3,280,627
Verizon Communications	46,989	2,198,145
Voya Financial	173,520	7,353,778
Walgreens Boots Alliance	88,610	6,752,082

		247,459,790

Total Common Stock (Cost $575,433,289)		668,244,526

MONEY MARKET FUND–10.83%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	81,376,928	81,376,928

Total Money Market Fund (Cost $81,376,928)		81,376,928

TOTAL VALUE OF SECURITIES–99.74% (Cost $656,810,217)	749,621,454
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	1,937,941

NET ASSETS APPLICABLE TO 22,877,060 SHARES OUTSTANDING–100.00%	$751,559,395

LVIP Templeton Growth RPM Fund–6

LVIP Templeton Growth RPM Fund

Statement of Net Assets (continued)

NET ASSET VALUE–LVIP TEMPLETON GROWTH RPM FUND STANDARD CLASS ($99,743,236 / 3,036,730 Shares)	$32.846

NET ASSET VALUE–LVIP TEMPLETON GROWTH RPM FUND SERVICE CLASS ($651,816,159 / 19,840,330 Shares)	$32.853

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$683,378,338
Undistributed net investment income	1,018,329
Accumulated net realized loss on investments	(24,848,434)
Net unrealized appreciation of investments and derivatives	92,011,162

Total net assets	$751,559,395

Δ	Securities have been classified by country of origin.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«

Includes $5,229,966 cash pledged as collateral for futures contracts, $1,674,822 foreign currencies due to broker, $1,784,396 payable for securities purchased and $333,938 payable for fund shares redeemed as of December 31, 2014.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	HKD	8,278,316	USD	(1,067,270)	1/5/15	$350

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(67)	British Pound Currency	$ (6,592,946)	$(6,519,937)	3/17/15	$ 73,009
(140)	E-mini S&P 500 Index	(13,969,692)	(14,366,800)	3/24/15	(397,108)
(70)	Euro Currency	(10,950,327)	(10,593,625)	3/17/15	356,702
(274)	Euro STOXX 50 Index	(10,045,566)	(10,387,577)	3/24/15	(342,011)
(64)	FTSE 100 Index	(6,251,845)	(6,505,385)	3/24/15	(253,540)
(75)	Japanese Yen Currency	(8,001,338)	(7,827,188)	3/17/15	174,150
(52)	Nikkei 225 Index (OSE)	(7,232,936)	(7,576,187)	3/13/15	(343,251)

		$(63,044,650)			$(732,049)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts and futures contracts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

HKD–Hong Kong Dollar

JPMC–JPMorgan Chase Bank

OSE–Osaka Securities Exchange

USD–United States Dollar

See accompanying notes, which are an integral part of the Financial Statements.

LVIP Templeton Growth RPM Fund–7

LVIP Templeton Growth RPM Fund

Statement of Operations

Year Ended December 31, 2014

LVIP Templeton Growth RPM Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$18,338,911
Foreign tax withheld	(955,854)

17,383,057

EXPENSES:
Management fees	4,397,804
Distribution fees-Service Class	1,377,596
Accounting and administration expenses	337,461
Reports and statements to shareholders	95,443
Custodian fees	60,339
Professional fees	37,509
Pricing fees	12,352
Trustees’ fees and expenses	11,882
Consulting fees	4,190
Other	3,611

Total operating expenses	6,338,187

NET INVESTMENT INCOME	11,044,870

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	20,074,837
Foreign currencies	(186,511)
Foreign currency exchange contracts	(215,155)
Futures contracts	(19,085,568)

Net realized gain	587,603

Net change in unrealized appreciation (depreciation) of:
Investments	(29,932,743)
Foreign currencies	(73,364)
Foreign currency exchange contracts	1,791
Futures contracts	(808,290)

Net change in unrealized appreciation (depreciation)	(30,812,606)

NET REALIZED AND UNREALIZED LOSS	(30,225,003)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,180,133)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/14	12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,044,870	$4,681,520
Net realized gain (loss)	587,603	(10,805,650)
Net change in unrealized appreciation (depreciation)	(30,812,606)	73,990,857

Net increase (decrease) in net assets resulting from operations	(19,180,133)	67,866,727

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,504,356)	(1,354,671)
Service Class	(8,126,227)	(4,085,764)

	(9,630,583)	(5,440,435)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,960,455	7,420,547
Service Class	305,577,326	230,402,644
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,504,356	1,354,671
Service Class	8,126,227	4,085,764

	326,168,364	243,263,626

Cost of shares redeemed:
Standard Class	(16,483,080)	(12,993,499)
Service Class	(58,179,590)	(37,500,427)

	(74,662,670)	(50,493,926)

Increase in net assets derived from capital share transactions	251,505,694	192,769,700

NET INCREASE IN NET ASSETS	222,694,978	255,195,992
NET ASSETS:
Beginning of year	528,864,417	273,668,425

End of year	$751,559,395	$528,864,417

Undistributed net investment income	$1,018,329	$5,708

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–8

LVIP Templeton Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth RPM Fund Standard Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$34.021	$28.735	$24.161	$25.503	$24.371

Income (loss) from investment operations:
Net investment income[1]	0.650	0.449	0.526	0.553	0.427
Net realized and unrealized gain (loss)	(1.322)	5.270	4.582	(1.339)	1.158

Total from investment operations	(0.672)	5.719	5.108	(0.786)	1.585

Less dividends and distributions from:
Net investment income	(0.503)	(0.433)	(0.534)	(0.556)	(0.453)

Total dividends and distributions	(0.503)	(0.433)	(0.534)	(0.556)	(0.453)

Net asset value, end of period	$32.846	$34.021	$28.735	$24.161	$25.503

Total return[2]	(1.99% )	19.93%	21.21%	(3.09% )	6.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,743	$107,183	$94,499	$90,320	$130,817
Ratio of expenses to average net assets	0.75%	0.79%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets	1.89%	1.43%	1.99%	2.12%	1.79%
Portfolio turnover	11%	14%	15%	29%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–9

LVIP Templeton Growth RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth RPM Fund Service Class
	Year Ended
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net asset value, beginning of period	$34.024	$28.742	$24.171	$25.512	$24.382

Income (loss) from investment operations:
Net investment income[1]	0.563	0.374	0.461	0.483	0.368
Net realized and unrealized gain (loss)	(1.319)	5.261	4.578	(1.333)	1.154

Total from investment operations	(0.756)	5.635	5.039	(0.850)	1.522

Less dividends and distributions from:
Net investment income	(0.415)	(0.353)	(0.468)	(0.491)	(0.392)

Total dividends and distributions	(0.415)	(0.353)	(0.468)	(0.491)	(0.392)

Net asset value, end of period	$32.853	$34.024	$28.742	$24.171	$25.512

Total return[2]	(2.23% )	19.63%	20.91%	(3.34% )	6.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$651,816	$421,681	$179,169	$140,358	$127,871
Ratio of expenses to average net assets	1.00%	1.04%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets	1.64%	1.18%	1.74%	1.87%	1.54%
Portfolio turnover	11%	14%	15%	29%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth RPM Fund–10

LVIP Templeton Growth RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Templeton Growth RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily settlement price. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make

LVIP Templeton Growth RPM Fund–11

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain from investments” on the Statement of Operations and totaled $8,489 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.65% of the next $300 million; and 0.60% of average daily net assets in excess of $500 million.

Templeton Investment Counsel, LLC (Sub-Adviser) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administrative fees	$25,836
Legal fees	7,162

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administrative expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $38,719 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$420,484
Distribution fees payable to LFD	137,743

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Templeton Growth RPM Fund–12

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments

For year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$264,513,427
Sales	64,810,553

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$658,172,670

Aggregate unrealized appreciation	$142,753,023
Aggregate unrealized depreciation	(51,304,239)

Net unrealized appreciation	$91,448,784

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Templeton Growth RPM Fund–13

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

	Level 1	Level 2	Total
Common Stock
Brazil	$585,009	$—	$585,009
Canada	4,171,613	—	4,171,613
France	—	56,096,231	56,096,231
Germany	7,336,316	36,331,729	43,668,045
Hong Kong	4,018,362	36,902,654	40,921,016
Ireland	—	6,473,980	6,473,980
Israel	11,402,795	—	11,402,795
Italy	—	16,489,020	16,489,020
Japan	6,994,381	24,051,392	31,045,773
Netherlands	—	30,805,169	30,805,169
Norway	—	7,198,964	7,198,964
Portugal	—	3,342,723	3,342,723
Republic of Korea	5,343,768	19,070,841	24,414,609
Russia	—	2,453,758	2,453,758
Singapore	—	8,044,252	8,044,252
Spain	—	6,326,700	6,326,700
Sweden	—	3,948,477	3,948,477
Switzerland	1,855,312	29,448,340	31,303,652
Taiwan	2,179,230	—	2,179,230
United Kingdom	14,302,615	75,611,105	89,913,720
United States	247,459,790	—	247,459,790
Money Market Fund	81,376,928	—	81,376,928

Total	$387,026,119	$362,595,335	$749,621,454

Foreign Currency Exchange Contracts	$—	$350	$350

Futures Contracts	$(732,049)	$—	$(732,049)

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing at December 31, 2014, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended
	12/31/14	12/31/13
Ordinary income	$9,630,583	$5,440,035

LVIP Templeton Growth RPM Fund–14

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$683,378,338
Undistributed ordinary income	1,018,329
Capital loss carryforwards	(23,874,779)
Unrealized appreciation	91,037,507

Net assets	$751,559,395

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(401,666)	$401,666

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*

2017	Short-Term	Total
$13,508,734	$10,366,045	$23,874,779

*Capital loss carryovers with no expiration must be utilized first.

During fiscal year 2014, the Fund utilized $569,519 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	317,716	237,087
Service Class	8,895,099	7,230,925
Shares issued upon reinvestment of dividends and distributions:
Standard Class	45,537	40,329
Service Class	245,909	121,685

	9,504,261	7,630,026

Shares redeemed:
Standard Class	(477,072)	(415,522)
Service Class	(1,694,137)	(1,192,738)

	(2,171,209)	(1,608,260)

Net increase	7,333,052	6,021,766

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP Templeton Growth RPM Fund–15

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$ 350	Receivables and other assets net of liabilities	$ —
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(1,335,910)
Currency contracts (Futures contracts)	Receivables and other assets net of liabilities	603,861	Receivables and other assets net of liabilities	—
Total		$604,211		$(1,335,910)

LVIP Templeton Growth RPM Fund–16

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (215,155)	$ 1,791
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(18,818,297)	(1,425,268)
Currency contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(267,271)	616,978
Total		$(19,300,723)	$ (806,499)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$ 754,986	$ 127,388
Futures contracts (average notional value)	74,711,265	83,152,858

At December 31, 2014 the Fund posted $5,229,966 cash and foreign currencies due to broker of $1,674,822 as collateral for futures contracts.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2014, the Fund has no assets and liabilities subject to offsetting provisions.

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

At December 31, 2014, the Fund has invested over 11% of its net assets in the Pharmaceuticals industry. Investments that are concentrated in particular industries, sectors, or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.

LVIP Templeton Growth RPM Fund–17

LVIP Templeton Growth RPM Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP Templeton Growth RPM Fund to LVIP Templeton Growth Managed Volatility Fund. The change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP Templeton Growth RPM Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Templeton Growth RPM Fund

We have audited the accompanying statement of net assets of the LVIP Templeton Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Templeton Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP Templeton Growth RPM Fund–19

LVIP Templeton Growth RPM Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board considered that the RPM Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund’s. The Board considered that LIAC had delegated day-to-day portfolio management to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns

LVIP Templeton Growth RPM Fund–20

LVIP Templeton Growth RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Templeton Investment Counsel, LLC (“Templeton”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Templeton under the subadvisory agreement. The Board reviewed the services provided by Templeton, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Templeton. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Large Value funds category and the MSCI World Risk Control 10% (Net) Index. The Board noted the Fund’s total return was above the median return of the Morningstar performance peer group and below the benchmark index for the one year period, below the median return of the Morningstar performance peer group and above the benchmark index for the three year period and above the median return of the Morningstar performance peer group and the benchmark index for the five year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and noted that the Fund’s standard deviation was higher than the median standard deviation of the peer group. The Board considered that the RPM strategy implemented for the Fund in September 2012 was intended to reduce the volatility of the Fund’s returns. The Board considered that LIAC would continue to monitor performance, including the Fund’s standard deviation. The Board concluded that the services provided by Templeton were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedule, which contains breakpoints and which are lower than the advisory fees of a Franklin Templeton proprietary mutual fund with a similar investment strategy to the Fund and noted Templeton’s statements that it does not provide sub-advisory services to a fund with an investment strategy similar to the Fund’s. The Board considered that LIAC compensates Templeton from its fees and that the subadvisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party, and that LIAC compensates Templeton from its fees. The Board reviewed materials provided by Templeton as to any additional benefits it receives and noted Templeton’s statement that it may receive reputational benefits from its association with the Fund, and considered that Templeton receives research and services in connection with client commissions which may be shared with advisory affiliates, which could benefit Templeton and its clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each agreement is in the best interests of the Fund.

LVIP Templeton Growth RPM Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP Templeton Growth RPM Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP Templeton Growth RPM Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Templeton Growth RPM Fund–24

LVIP UBS Large Cap Growth RPM Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP UBS Large Cap Growth RPM Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP UBS Large Cap Growth RPM Fund

2014 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 5.35% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the Russell 1000® Growth Index1, returned 13.05%.

For U.S. equity investors, 2014 began with a repeat performance: low volatility, steady upward sloping price charts and a continuation of the drivers from a strong 2013. It tends to be calmest before the storm however and clouds soon began to form as market volatility picked up in what turned out to be an opening act of many to come when fighting in Crimea and then Ukraine brought geopolitics back to center stage. While the U.S. markets were relatively unfazed by these tensions, starting in March concerns that the Federal Reserve (Fed) may raise interest rates sooner and faster than previously thought coupled with high valuations in certain segments of information technology (IT), health care, and consumer discretionary stocks caused a style rotation from growth to value.

The rotation out of higher growth, higher price/earnings (PE) names caught many by surprise and the resulting performance of many managers significantly lagged the benchmark. Our process of investing across 3 diverse sources of growth again proved its merits as the U.S. Large Cap Growth strategy experienced a lower level of drawdown during this period. Additionally, prior to the style rotation the team had actively reduced exposure based on our bull/base/bear case assumptions to specific e-commerce, enterprise tech, and social media names where we thought the market was increasingly pricing in optimistic scenarios.

Over the course of the year, however, health care and information technology provided the majority of relative performance for the strategy. Adding to positions in Biotech in the spring proved to be well timed and added to performance. Additionally, a number of IT holdings in digital media, hardware, and enterprise tech shook of earlier weakness and added to performance for the full year.

Consumer discretionary stock selection was the biggest detractor from performance during the period, tipping the portfolio into underperformance for the full year. Concerns over gambling revenues in Macau resulted in weakness in shares of Las Vegas Sands. Near-term margin disappointment for Amazon.com tested investors’ patience causing shares to decline during the period. And Viacom offered tepid earning guidance, weighing on shares.

Industrials were the second largest detractor from performance during the year due to weak stock selection. Specifically, holdings in Precision Castparts disappointed on earnings, yet the strategy remains convinced in the longer term growth plan and continues to hold. United Technologies declined on earning disappointment and was subsequently sold in the Fund.

Beginning in the summer commodity markets, crude oil in particular began a steady move downward. A combination of increased supply from U.S. shale wells and weakening global demand lead to a downward spiral that as of year-end has yet to find a bottom. Prior to the decline in energy prices, the U.S. Large Cap Growth strategy had been underweight the sector with exposure to two service providers and one low-cost producer in the Permian basin. As of year-end, the underweight to energy is larger than previous as the team further reduced exposure to energy services, somewhat buffering relative performance.

Peter J. Bye

Dan Neuger

UBS Global Asset Management (Americas) Inc.

Managed by:

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index2 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the eurozone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 Index fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

The Fund invests predominantly in large cap growth stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. While 2014 was generally a positive year for large cap growth equities, there were periods of time when markets experienced higher volatility as a result of geopolitical risks, the direction of global central bank policy along with other macro events. During these

LVIP UBS Large Cap Growth RPM Fund–1

LVIP UBS Large Cap Growth RPM Fund

2014 Annual Report Commentary (continued)

periods of elevated volatility, the level of hedging within the Fund was increased to control the risk level of the Fund. Overall, the volatility management strategy detracted from results during 2014.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP UBS Large Cap Growth RPM Fund Standard Class shares on 12/31/04. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,230. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $22,594. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

One Year	+	5.35%

Five Years	+	10.07%

Ten Years	+	6.19%

Service Class Shares

One Year	+	5.09%

Five Years	+	9.80%

Ten Years	+	5.92%

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP UBS Large Cap Growth RPM Fund–2

LVIP UBS Large Cap Growth RPM Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual
Standard Class Shares	$1,000.00	$1,035.00	0.72%	$3.69
Service Class Shares	1,000.00	1,033.60	0.97%	4.97

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
Service Class Shares	1,000.00	1,020.32	0.97%	4.94

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP UBS Large Cap Growth RPM Fund–3

LVIP UBS Large Cap Growth RPM Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2014

Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets

Common Stock	94.59%

Aerospace & Defense	2.27%
Auto Components	1.23%
Banks	0.57%
Biotechnology	6.22%
Capital Markets	1.54%
Chemicals	1.60%
Communications Equipment	0.72%
Consumer Finance	1.49%
Diversified Financial Services	1.54%
Electrical Equipment	1.34%
Energy Equipment & Services	1.53%
Food & Staples Retailing	1.41%
Food Products	1.35%
Health Care Equipment & Supplies	1.41%
Health Care Providers & Services	1.48%
Hotels, Restaurants & Leisure	5.39%
Industrial Conglomerates	1.40%
Internet & Catalog Retail	5.85%
Internet Software & Services	10.66%
IT Services	4.83%
Life Sciences Tools & Services	1.88%
Machinery	0.89%
Media	2.84%
Oil, Gas & Consumable Fuels	1.05%
Personal Products	1.71%
Pharmaceuticals	3.01%
Road & Rail	1.56%
Semiconductors & Semiconductor Equipment	1.70%
Software	5.92%
Specialty Retail	4.96%
Technology Hardware, Storage & Peripherals	6.71%
Textiles, Apparel & Luxury Goods	6.41%
Trading Companies & Distributors	2.12%

Exchange-Traded Fund	0.20%

Money Market Fund	4.32%

Total Value of Securities	99.11%

Receivables and Other Assets Net of Liabilities	0.89%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Apple	6.71%
Visa Class A	3.73%
NIKE Class B	3.18%
Facebook Class A	3.17%
salesforce.com	3.15%
Starbucks	3.03%
Home Depot	2.86%
Google Class A	2.68%
Amazon.com	2.66%
Gilead Sciences	2.42%

Total	33.59%

LVIP UBS Large Cap Growth RPM Fund–4

LVIP UBS Large Cap Growth RPM Fund

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

COMMON STOCK–94.59%
Aerospace & Defense–2.27%
Precision Castparts	51,300	$12,357,144

		12,357,144

Auto Components–1.23%
Borg Warner	121,800	6,692,910

		6,692,910

Banks–0.57%
†Signature Bank	24,500	3,086,020

		3,086,020

Biotechnology–6.22%
†Celgene	87,100	9,743,006
†Gilead Sciences	140,000	13,196,400
†Regeneron Pharmaceuticals	26,600	10,912,650

		33,852,056

Capital Markets–1.54%
†Affiliated Managers Group	39,500	8,383,480

		8,383,480

Chemicals–1.60%
Sherwin-Williams	33,200	8,732,928

		8,732,928

Communications Equipment–0.72%
Cisco Systems	141,800	3,944,167

		3,944,167

Consumer Finance–1.49%
American Express	87,400	8,131,696

		8,131,696

Diversified Financial Services–1.54%
IntercontinentalExchange	38,200	8,376,878

		8,376,878

Electrical Equipment–1.34%
AMETEK	138,900	7,310,307

		7,310,307

Energy Equipment & Services–1.53%
Schlumberger	97,500	8,327,475

		8,327,475

Food & Staples Retailing–1.41%
Walgreens Boots Alliance	101,100	7,703,820

		7,703,820

Food Products–1.35%
†Hain Celestial Group	126,000	7,344,540

		7,344,540

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies–1.41%
†Intuitive Surgical	14,500	$7,669,630

		7,669,630

Health Care Providers & Services–1.48%
†Catamaran	156,100	8,078,175

		8,078,175

Hotels, Restaurants & Leisure–5.39%
Las Vegas Sands	221,000	12,853,360
Starbucks	201,100	16,500,255

		29,353,615

Industrial Conglomerates–1.40%
Danaher	88,700	7,602,477

		7,602,477

Internet & Catalog Retail–5.85%
†Alibaba Group Holding ADR	45,600	4,739,664
†Amazon.com	46,600	14,462,310
†Priceline Group	11,100	12,656,331

		31,858,305

Internet Software & Services–10.66%
†Facebook Class A	220,850	17,230,717
†Google Class C	20,800	10,949,120
†Google Class A	27,500	14,593,150
†LinkedIn Class A	33,500	7,695,285
†Yelp	139,100	7,612,943

		58,081,215

IT Services–4.83%
Sabre	294,200	5,963,434
Visa Class A	77,500	20,320,500

		26,283,934

Life Sciences Tools & Services–1.88%
Thermo Fisher Scientific	81,900	10,261,251

		10,261,251

Machinery–0.89%
Cummins	33,500	4,829,695

		4,829,695

Media–2.84%
Comcast Class A	115,900	6,723,359
Viacom Class B	116,100	8,736,525

		15,459,884

Oil, Gas & Consumable Fuels–1.05%
†Concho Resources	57,300	5,715,675

		5,715,675

Personal Products–1.71%
Estee Lauder Class A	122,000	9,296,400

		9,296,400

LVIP UBS Large Cap Growth RPM Fund—5

LVIP UBS Large Cap Growth RPM Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals–3.01%
AbbVie	183,900	$12,034,416
†Catalent	155,700	4,340,916

		16,375,332

Road & Rail–1.56%
Canadian Pacific Railway	44,100	8,497,629

		8,497,629

Semiconductors & Semiconductor Equipment–1.70%
Altera	250,200	9,242,388

		9,242,388

Software–5.92%
†salesforce.com	289,100	17,146,521
†ServiceNow	117,800	7,992,730
†VMware Class A	86,100	7,104,972

		32,244,223

Specialty Retail–4.96%
Home Depot	148,500	15,588,045
TJX	166,600	11,425,428

		27,013,473

Technology Hardware, Storage & Peripherals–6.71%
Apple	331,100	36,546,818

		36,546,818

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–6.41%
†Michael Kors Holdings	124,200	$9,327,420
NIKE Class B	180,100	17,316,615
Ralph Lauren	44,800	8,295,168

		34,939,203

Trading Companies & Distributors–2.12%
†United Rentals	113,200	11,547,532

		11,547,532

Total Common Stock (Cost $386,765,283)		515,140,275

EXCHANGE-TRADED FUND–0.20%
iShares Russell 1000 Growth Index Fund	11,245	1,075,134

Total Exchange-Traded Fund (Cost $748,373)		1,075,134

MONEY MARKET FUND–4.32%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	23,504,634	23,504,634

Total Money Market Fund (Cost $23,504,634)		23,504,634

TOTAL VALUE OF SECURITIES–99.11% (Cost $411,018,290)	539,720,043
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.89%	4,863,585

NET ASSETS APPLICABLE TO 17,611,033 SHARES OUTSTANDING–100.00%	$544,583,628

NET ASSET VALUE–LVIP UBS LARGE CAP GROWTH RPM FUND STANDARD CLASS ($294,661,147 / 9,463,700 Shares)	$31.136

NET ASSET VALUE–LVIP UBS LARGE CAP GROWTH RPM FUND SERVICE CLASS ($249,922,481 / 8,147,333 Shares)	$30.675

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$422,540,134
Accumulated net realized loss on investments	(5,413,425)
Net unrealized appreciation of investments and derivatives	127,456,919

Total net assets	$544,583,628

†	Non-income producing for the period.

«	Includes $6,318,119 cash pledged as collateral for futures contracts and $152,037 payable for fund shares redeemed as of December 31, 2014.

ADR–American Depositary Receipt

LVIP UBS Large Cap Growth RPM Fund—6

LVIP UBS Large Cap Growth RPM Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(873) E-mini S&P 500 Index	$(88,345,636)	$(89,587,260)	3/24/15	$(1,241,624)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund—7

LVIP UBS Large Cap Growth RPM Fund

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends	$3,810,364
Foreign tax withheld	(10,465)

3,799,899

EXPENSES:
Management fees	3,856,543
Distribution fees-Service Class	537,892
Accounting and administration expenses	262,897
Reports and statements to shareholders	84,821
Professional fees	32,226
Trustees’ fees and expenses	10,380
Custodian fees	6,089
Consulting fees	4,041
Pricing fees	363
Other	3,906

4,799,158
Less management fees waived	(565,522)

Total operating expenses	4,233,636

NET INVESTMENT LOSS	(433,737)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	45,819,631
Foreign currencies	(8,818)
Futures contracts	(25,430,062)

Net realized gain	20,380,751

Net change in unrealized appreciation (depreciation) of:
Investments	10,367,351
Foreign currencies	(3,184)
Futures contracts	(2,954,777)

Net change in unrealized appreciation (depreciation)	7,409,390

NET REALIZED AND UNREALIZED GAIN	27,790,141

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,356,404

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/14	12/31/13

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(433,737)	$(646,540)
Net realized gain (loss)	20,380,751	(2,703,407)
Net change in unrealized appreciation (depreciation)	7,409,390	95,864,810

Net increase in net assets resulting from operations	27,356,404	92,514,863

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,043,744	4,999,253
Service Class	111,112,748	98,833,291

	116,156,492	103,832,544

Cost of shares redeemed:
Standard Class	(35,646,806)	(38,074,865)
Service Class	(42,958,692)	(19,827,662)

	(78,605,498)	(57,902,527)

Increase in net assets derived from capital share transactions	37,550,994	45,930,017

NET INCREASE IN NET ASSETS	64,907,398	138,444,880
NET ASSETS:
Beginning of year	479,676,230	341,231,350

End of year	$544,583,628	$479,676,230

Undistributed net investment income	$—	$87,741

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund—8

LVIP UBS Large Cap Growth RPM Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP UBS Large Cap Growth RPM Fund Standard Class
	Year Ended
	12/31/14		12/31/13		12/31/12[1]	12/31/11	12/31/10

Net asset value, beginning of period	$29.555		$23.551		$20.234	$21.503	$19.449

Income (loss) from investment operations:
Net investment income (loss)[2]	0.006		(0.024)		0.118	0.128	0.118
Net realized and unrealized gain (loss)	1.575		6.028		3.199	(1.350)	2.086

Total from investment operations	1.581		6.004		3.317	(1.222)	2.204

Less dividends and distributions from:
Net investment income	—		—		—	(0.047)	(0.150)

Total dividends and distributions	—		—		—	(0.047)	(0.150)

Net asset value, end of period	$31.136		$29.555		$23.551	$20.234	$21.503

Total return[3]	5.35%		25.49%		16.39%	(5.69% )	11.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$294,661		$309,717		$277,091	$274,479	$327,270
Ratio of expenses to average net assets	0.72%		0.74%		0.75%	0.76%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%		0.85%		0.84%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets	0.02%		(0.09%	)	0.52%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.09%	)	(0.20%	)	0.43%	0.52%	0.52%
Portfolio turnover	58%		48%		122%	89%	46%

[1]	Commencing close of business on September 21, 2012, UBS Global Asset Management (Americas) Inc. replaced Janus Capital Management LLC, as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund–9

LVIP UBS Large Cap Growth RPM Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP UBS Large Cap Growth RPM Fund Service Class
	Year Ended
	12/31/14		12/31/13		12/31/12[1]	12/31/11	12/31/10

Net asset value, beginning of period	$29.190		$23.318		$20.084	$21.348	$19.313

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.068)		(0.089)		0.060	0.075	0.069
Net realized and unrealized gain (loss)	1.553		5.961		3.174	(1.339)	2.067

Total from investment operations	1.485		5.872		3.234	(1.264)	2.136

Less dividends and distributions from:
Net investment income	—		—		—	—	(0.101)

Total dividends and distributions	—		—		—	—	(0.101)

Net asset value, end of period	$30.675		$29.190		$23.318	$20.084	$21.348

Total return[3]	5.09%		25.18%		16.10%	(5.92% )	11.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$249,923		$169,959		$64,140	$51,548	$66,848
Ratio of expenses to average net assets	0.97%		0.99%		1.00%	1.01%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%		1.10%		1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	(0.23%	)	(0.34%	)	0.27%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.34%	)	(0.45%	)	0.18%	0.27%	0.27%
Portfolio turnover	58%		48%		122%	89%	46%

[1]	Commencing close of business on September 21, 2012, UBS Global Asset Management (Americas) Inc. replaced Janus Capital Management LLC, as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth RPM Fund–10

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP UBS Large Cap Growth RPM Fund (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (ETFs) except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities or ETFs listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2011–December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent

LVIP UBS Large Cap Growth RPM Fund–11

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations, and totaled $10,293 for the year ended December 31, 2014. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.15% on the first $100 million of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $100 million. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

UBS Global Asset Management (Americas) Inc. (Sub-Adviser), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$20,703
Legal fees	5,727

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administrative expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $30,749 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2014, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$293,562
Distribution fees payable to LFD	52,524

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP UBS Large Cap Growth RPM Fund–12

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$295,339,909
Sales	278,776,563

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$411,213,900

Aggregate unrealized appreciation	$131,844,025
Aggregate unrealized depreciation	(3,337,882)

Net unrealized appreciation	$128,506,143

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Common Stock	$515,140,275
Exchange-Traded Fund	1,075,134
Money Market Fund	23,504,634

Total	$539,720,043

Futures Contracts	$(1,241,624)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2014 and 2013.

LVIP UBS Large Cap Growth RPM Fund–13

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$422,540,134
Capital loss carryforwards	(6,459,439)
Unrealized appreciation	128,502,933

Net assets	$544,583,628

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, net operating losses and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2014, the Fund recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$345,996	$6,435	$(352,431)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In
12/31/17
$6,459,439

In 2014, the Fund utilized $17,410,626 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/14	12/31/13
Shares sold:
Standard Class	169,706	191,448
Service Class	3,764,147	3,838,790

	3,933,853	4,030,238

Shares redeemed:
Standard Class	(1,185,470)	(1,477,779)
Service Class	(1,439,292)	(766,981)

	(2,624,762)	(2,244,760)

Net increase	1,309,091	1,785,478

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

LVIP UBS Large Cap Growth RPM Fund–14

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2014.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(1,241,624)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(25,430,062)	$(2,954,777)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$12,135,965	$84,316,179

At December 31, 2014, the Fund posted $6,318,119 cash collateral for futures contracts.

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP UBS Large Cap Growth RPM Fund–15

LVIP UBS Large Cap Growth RPM Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP UBS Large Cap Growth RPM Fund to the LVIP UBS Large Cap Growth Managed Volatility Fund. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP UBS Large Cap Growth RPM Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP UBS Large Cap Growth RPM Fund

We have audited the accompanying statement of net assets of the LVIP UBS Large Cap Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP UBS Large Cap Growth RPM Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP UBS Large Cap Growth RPM Fund–17

LVIP UBS Large Cap Growth RPM Fund

Other Fund Information (unaudited)

Approval of Investment Management and Subadvisory Agreements

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

The Board considered that the RPM Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

Performance. The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund’s. The Board considered that LIAC had delegated day-to-day portfolio management to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2015. The Board noted that the investment management fee for the Fund, without giving effect to the advisory fee waiver, was above the median investment management fee of the Morningstar expense peer group and that the net expense ratio was below the median expense ratio of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level, that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

LVIP UBS Large Cap Growth RPM Fund–18

LVIP UBS Large Cap Growth RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and UBS Global Asset Management (Americas) Inc. (“UBS”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by UBS under the subadvisory agreement. The Board reviewed the services provided by UBS, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of UBS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Core Growth funds category and the S&P 500 Daily Risk Control 10% Ttl Rtn Index. The Board noted the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark index for the one, three and five year periods. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered that UBS assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012. The Board also considered that the RPM strategy implemented for the Fund in September 2012 was intended to reduce the volatility of the Fund’s returns and that the Fund’s performance would be expected to lag market returns in rising equity markets and outperform on a relative basis in declining equity markets. The Board concluded that the services provided by UBS were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedule, which contains breakpoints and noted that the subadvisory fee schedule was within range of the fee schedule for institutional separately managed accounts. The Board considered that LIAC compensates UBS from its fees and that the subadvisory fee schedule was negotiated between LIAC and UBS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and UBS, an unaffiliated third party, and that LIAC compensates UBS from its fees. The Board reviewed materials provided by UBS as to any additional benefits it receives and considered that the relationship with the Fund raises the general profile of UBS with the investing public and that UBS uses soft dollars, which could benefit UBS and its clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of each Advisory Agreement is in the best interests of the Fund.

LVIP UBS Large Cap Growth RPM Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010(mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP UBS Large Cap Growth RPM Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP UBS Large Cap Growth RPM Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP UBS Large Cap Growth RPM Fund–22

LVIP VIP Contrafound® RPM Portfolio a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP VIP Contrafund® RPM Portfolio

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP VIP Contrafund®RPM Portfolio

2014 Annual Report Commentary

Advised by:

The Fund returned 6.18% (Standard Class shares with dividends reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the S&P 500® Index1 returned 13.69% during the same period.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index2 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index3 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index4 delivered healthy returns during the year as it gained 5.97%.

The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the third and fourth quarters of 2014 when the global equity markets were volatile, the RPM overlay was successful in reducing the overall volatility of the Funds and mitigating the impact of these brief drawdowns. Overall, the volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Fidelity® VIP Contrafund® Portfolio 2014 Annual Commentary (Underlying Fund)

Most of the performance shortfall occurred in the fourth quarter which was marked by considerable volatility and plunging crude oil prices. Additionally, the portfolio’s slightly smaller average market capitalization hurt as small cap stocks considerably lagged their large-cap peers during the year. Stock picking within the financials sector cost us the most versus our benchmark led by our out-of-benchmark weight in Altisource Residential, a development-stage company engaged in the acquisition and ownership of single-family rental assets, and the decision not to own Wells Fargo as shares were up 23.72% for the year. The biggest individual detractor at the stock level was the portfolio’s overweighting in Internet search provider Google. We continued to favor companies tied to the Internet, operating highly profitable business models with low capital intensity that enable strong free cash generation. Google fit this profile well and was the portfolio’s second-largest holding at year-end. However, the company reported disappointing third-quarter revenue and earnings, attributed to fewer-than-expected clicks on the company’s paid online advertisements. A 46% increase in research-and-development spending also pressured profits, as did higher taxes and the company’s largest hiring binge in three years. At year-end, the portfolio’s sector weightings were all within 1.1% of the benchmark weightings and while the portfolio is managed to maintain sector weightings that are similar to those of its benchmark, at the sub-industry level the portfolio had overweighted exposure in Restaurants and Internet Software & Services, while Systems Software and Pharmaceuticals were notable underweightings. Consistent with the portfolio’s mandate, its sector sleeves remained fairly concentrated at the close of 2014, as we looked to focus our investments on companies in which we had the highest conviction. Finally, we remain committed to a disciplined investment process in pursuit of strong long-term results for our shareholders.

LVIP VIP Contrafund® RPM Portfolio–1

LVIP VIP Contrafund®RPM Portfolio

2014 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP VIP Contrafund® RPM Portfolio shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,285 for the Standard Class shares and to $12,215 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $13,350. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares
One Year	+ 6.18%
Inception (5/1/13)	+ 13.11%

Service Class Shares
One Year	+ 5.81%
Inception (5/1/13)	+ 12.72%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP VIP Contrafund® RPM Portfolio–2

LVIP VIP Contrafund® RPM Portfolio

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*
Actual
Standard Class Shares	$1,000.00	$1,021.20	0.10%	$0.51
Service Class Shares	1,000.00	1,019.50	0.45%	2.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP VIP Contrafund® RPM Portfolio–3

LVIP VIP Contrafund® RPM Portfolio

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Security Type/Sector	Percentage of Net Assets

Investment Companies	99.98%

Equity Fund	93.50%
Money Market Fund	6.48%

Total Value of Securities	99.98%

Receivables and Other Assets Net of Liabilities	0.02%

Total Net Assets	100.00%

LVIP VIP Contrafund® RPM Portfolio–4

LVIP VIP Contrafund® RPM Portfolio

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.98%
Equity Fund–93.50%
XFidelity® - VIP Contrafund® Portfolio	7,283,668	$272,117,845

		272,117,845

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–6.48%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	18,877,949	$18,877,949

		18,877,949

Total Investment Companies (Cost $270,344,822)		290,995,794

TOTAL VALUE OF SECURITIES–99.98% (Cost $270,344,822)	290,995,794
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	44,018

NET ASSETS APPLICABLE TO 24,585,899 SHARES OUTSTANDING–100.00%	$291,039,812

NET ASSET VALUE–LVIP VIP CONTRAFUND® RPM PORTFOLIO STANDARD CLASS ($448,289 / 37,866 Shares)	$11.839
NET ASSET VALUE–LVIP VIP CONTRAFUND® RPM PORTFOLIO SERVICE CLASS ($290,591,523 / 24,548,033 Shares)	$11.838

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$279,839,477
Undistributed net investment income	1,285
Accumulated net realized loss on investments	(9,230,854)
Net unrealized appreciation of investments and derivatives	20,429,904

Total net assets	$291,039,812

«	Includes $651,211 cash pledged as collateral for futures contracts, $237,025 payable for investment companies purchased and $333,605 payable for fund shares redeemed as of December 31, 2014.

X	Initial Class.

The following futures contract was outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(74) E-mini S&P 500 Index	$(7,372,812)	$(7,593,880)	3/24/15	$(221,068)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® RPM Portfolio–5

LVIP VIP Contrafund® RPM Portfolio

Statement of Operations

Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends from investment companies	$2,522,420

EXPENSES:
Management fees	1,356,507
Distribution fees-Service Class	677,067
Accounting and administration expenses	94,607
Professional fees	85,246
Reports and statements to shareholders	12,951
Consulting fees	3,808
Custodian fees	2,952
Trustees’ fees and expenses	2,593
Pricing fees	99
Other	263

2,236,093
Less management fees waived	(1,259,614)
Less expenses reimbursed	(105,625)

Total operating expenses	870,854

NET INVESTMENT INCOME	1,651,566

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Distributions from investment companies	5,287,664
Sale of investments in investment companies	(164,896)
Futures contracts	(8,068,642)

Net realized loss	(2,945,874)

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	14,129,804
Futures contracts	(453,867)

Net change in unrealized appreciation (depreciation)	13,675,937

NET REALIZED AND UNREALIZED GAIN	10,730,063

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,381,629

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® RPM Portfolio

Statements of Changes in Net Assets

	Year Ended 12/31/14	5/1/13* to 12/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,651,566	$701,184
Net realized loss	(2,945,874)	(975,900)
Net change in unrealized appreciation (depreciation)	13,675,937	6,753,967

Net increase in net assets resulting from operations	12,381,629	6,479,251

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(12,186)	(2,187)
Service Class	(6,925,552)	(725,143)

	(6,937,738)	(727,330)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	326,058	210,275
Service Class	198,764,008	98,169,397
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	12,186	2,187
Service Class	6,925,552	725,143

	206,027,804	99,107,002

Cost of shares redeemed:
Standard Class	(123,594)	(654)
Service Class	(21,643,077)	(3,523,481)

	(21,766,671)	(3,524,135)

Increase in net assets derived from capital share transactions	184,261,133	95,582,867

NET INCREASE IN NET ASSETS	189,705,024	101,334,788
NET ASSETS:
Beginning of year	101,334,788	—

End of year	$291,039,812	$101,334,788

Undistributed (distributions in excess of) net investment income	$1,285	$(207)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® RPM Portfolio–6

LVIP VIP Contrafund® RPM Portfolio

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP VIP Contrafund® RPM Portfolio Standard Class

	Year Ended 12/31/14	5/1/13[1] to 12/31/13

Net asset value, beginning of period	$11.459	$ 10.000

Income from investment operations:
Net investment income[2]	0.141	0.224
Net realized and unrealized gain	0.570	1.346
Total from investment operations	0.711	1.570

Less dividends and distributions from:
Net investment income	(0.331)	(0.111)
Total dividends and distributions	(0.331)	(0.111)

Net asset value, end of period	$11.839	$ 11.459

Total return[3]	6.18%	15.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 448	$ 229
Ratio of expenses to average net assets[4]	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.80%	1.24%
Ratio of net investment income to average net assets	1.20%	3.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.50%	1.95%
Portfolio turnover	6%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® RPM Portfolio–7

LVIP VIP Contrafund® RPM Portfolio

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP VIP Contrafund® RPM Portfolio Service Class
	Year Ended 12/31/14	5/1/13[1] to 12/31/13

Net asset value, beginning of period	$ 11.459	$ 10.000

Income from investment operations:
Net investment income[2]	0.100	0.202
Net realized and unrealized gain	0.568	1.342
Total from investment operations	0.668	1.544

Less dividends and distributions from:
Net investment income	(0.289)	(0.085)
Total dividends and distributions	(0.289)	(0.085)

Net asset value, end of period	$ 11.838	$ 11.459

Total return[3]	5.81%	15.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$290,592	$101,106
Ratio of expenses to average net assets[4]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.15%	1.59%
Ratio of net investment income to average net assets	0.85%	2.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.15%	1.60%
Portfolio turnover	6%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® RPM Portfolio–8

LVIP VIP Contrafund® RPM Portfolio

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP VIP Contrafund® RPM Portfolio (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the Fidelity® - VIP Contrafund® Portfolio (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The Fidelity® - VIP Contrafund® Portfolio, which is advised by an unaffiliated adviser, invests primarily in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end Funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax position is “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold is recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax return for the open tax years (December 31, 2013-December 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2014.

LVIP VIP Contrafund® RPM Portfolio–9

LVIP VIP Contrafund® RPM Portfolio

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.65% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the average daily net assets for the Standard class and 0.45% for the Service class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2014, fees for these administrative and legal services amounted to:

Administrative fees	$7,129
Legal fees	1,993

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $12,255 for the year ended December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, where by the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivable from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$9,465
Management fees payable to LIAC	11,956
Distribution fees payable to LFD	83,574

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$175,112,841
Sales	10,762,474

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$270,517,033

Aggregate unrealized appreciation	$20,478,761
Aggregate unrealized depreciation	—

Net unrealized appreciation	$20,478,761

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements

LVIP VIP Contrafund® RPM Portfolio–10

LVIP VIP Contrafund® RPM Portfolio

Notes to Financial Statements (continued)

3. Investments (continued)

has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$290,995,794

Futures Contracts	$(221,068)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2014 and the period May 1, 2013* through December 31, 2013 was follows:

	Year Ended 12/31/14	5/1/13* to 12/31/13
Ordinary income	$6,937,738	$727,330

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$279,839,477
Undistributed ordinary income	1,285
Capital loss carryforwards	(9,279,711)
Unrealized appreciation	20,478,761

Net assets	$291,039,812

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2014, the Fund recorded the following reclassifications:

LVIP VIP Contrafund® RPM Portfolio–11

LVIP VIP Contrafund® RPM Portfolio

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Undistributed Net Investment Income	Accumulated Net Realized Loss
$5,287,664	$(5,287,664)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$3,709,084	$5,570,627	$9,279,711

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/14	5/1/13* to 12/31/13
Shares sold:
Standard Class	27,394	19,807
Service Class	16,991,767	9,082,022
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,021	192
Service Class	580,419	63,609

	17,600,601	9,165,630

Shares redeemed:
Standard Class	(10,490)	(58)
Service Class	(1,847,800)	(321,984)

	(1,858,290)	(322,042)

Net increase	15,742,311	8,843,588

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP VIP Contrafund® RPM Portfolio–12

LVIP VIP Contrafund® RPM Portfolio

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(221,068)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(8,068,642)	$(453,867)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures Contracts (Average Notional Value)	$11,965,950	$18,975,910

The Fund posted $651,211 cash collateral for futures contracts as of December 31, 2014.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from LVIP VIP Contrafund® RPM Portfolio to LVIP VIP Contrafund® Managed Volatility Portfolio. The name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP VIP Contrafund® RPM Portfolio–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP VIP Contrafund® RPM Portfolio

We have audited the accompanying statement of net assets of the LVIP VIP ContraFund® RPM Portfolio (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP VIP ContraFund® RPM Portfolio (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP VIP Contrafund® RPM Portfolio–14

LVIP VIP Contrafund® RPM Portfolio

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 27 and September 16, 2014, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and the portfolio management team providing services to the Fund.

Based upon its review of the information provided, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Fund on behalf of LIAC and that Lincoln Life provided administrative services to the Fund under a separate administration agreement.

The Board considered that the RPM Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds. The Risk Portfolio Management (“RPM”) strategy consists of selling (short) and buying (long) positions in exchange traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.

The Board reviewed performance information provided by Morningstar as of June 30, 2014, for the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended June 30, 2014. The Board considered that the Morningstar performance peer groups contained a limited number of funds implementing a risk managed strategy similar to the Fund.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Large Valuation-Sensitive Growth funds category and the S&P 500 Daily Risk Control 10% Ttl Rtn Index. The Board noted the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period compared to the standard deviation of the median of the Fund’s performance peer group, and considered that the Fund’s standard deviation was consistent with LIAC’s expectations. The Board considered that the Fund commenced operations in April 2013, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

LVIP VIP Contrafund® RPM Portfolio–15

LVIP VIP Contrafund® RPM Portfolio

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund, giving effect to the advisory fee waiver, was below the median management fee of the Morningstar expense peer group. The Board considered that the Fund invested in an underlying fund and that the Fund’s net expense ratio, plus acquired fund fees and expenses (“AFFE”) was below the median expense ratio including AFFE of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver and the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation through April 30, 2015 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP VIP Contrafund® RPM Portfolio–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP RPM VIP Contrafund Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP RPM VIP Contrafund Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP RPM VIP Contrafund Fund–19

LVIP VIP Mid Cap RPM Portfolio a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2014

LVIP VIP Mid Cap RPM Portfolio

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP VIP Mid Cap RPM Portfolio

2014 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 3.80% (Standard Class shares with dividends reinvested) for the fiscal year ended December 31, 2014, while its benchmark, the S&P MidCap 400® Index1 returned 8.22% during the same period.

Differences in the direction of monetary policy by central banks around the world led to broad performance disparities across global developed equity markets. As widely anticipated, the U.S. Federal Reserve closed out its quantitative easing program in October with little fanfare. Speculation then moved to potential rate hike announcements in 2015, which were widely debated by investors as they contemplated changes from the current low interest rate environment. The S&P 500® Index2 advanced 13.69% as it reached all-time highs during multiple points during the year on the heels of positive labor reports, improving economic data and corporate profit growth.

Stocks in developed international and emerging markets fell into negative territory during the year. Catalysts included uncertainty around the strength of the economic recovery in the Euro Zone despite continued hints at support from the European Central Bank. Geo-political risks resurfaced with the Russian/Ukrainian and Israeli/Palestinian conflicts along with the growing threat posed by ISIS. Against this backdrop, the MSCI EAFE® NR Index3 lost nearly 5% for the year. Emerging markets also disappointed investors as the MSCI Emerging Markets NR Index4 fell over 2% during the year.

Actions taken by the U.S. Federal Reserve continue to shape the global bond markets as the central bank slowly pulls back its monetary stimulus. Interest rates trended lower during 2014 as investors clung to high quality assets in the face of economic growth risks and benign inflation. The 10-year Treasury Yield, a highly watched gauge by investors, fell from 3.04% at the start of the year to close 2014 at 2.17%. With the decline in interest rates, the Barclays Capital U.S. Aggregate Bond Index5 delivered healthy returns during the year as it gained 5.97%.

During May 2014, LIAC implemented an actively managed risk management overlay (“volatility management strategy”) that seeks to stabilize the risk within the Fund. The Fund invests predominantly in mid cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the year when the global equity markets were more volatile, the RPM overlay was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. Overall, the volatility management strategy detracted from results during 2014, a year which saw positive U.S. equity market results.

David A. Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

The Fidelity® VIP Mid Cap Portfolio 2014 Annual Commentary (“Underlying Fund”)

Lack of exposure to defensive groups we think of as bond proxies worked against us during the period. A combination of stock picking in, and our size able underweight to, the financials sector was the largest detractor led by our decision to underweight REITs as this group posted above-market gains amid falling interest rates. Additionally, the portfolio’s underweight to the utilities sector hurt performance as investors turned their attention to more-stable, dividend-paying stocks. At the stock level, the portfolio’s biggest individual detractor was in the energy sector. Oil-field services provider Halliburton returned 30% in the fourth quarter, during which it announced a headline-grabbing merger with rival Baker Hughes. Although the proposed $34.6 billion merger would create the world’s No. 2 oil-services provider, Halliburton’s shares sold off on indications it would take a restructuring charge as exploration & production firms cut production and capital expenditures to salvage profits. At year-end, we continue to see economic improvement in the United States, and the portfolio is positioned, in aggregate, for further recovery. At the sector level, we continue to like opportunities in the technology sector, the portfolio’s largest sector overweighting. Conversely, a lack of attractively valued growth opportunities in financials led us to maintain our underweighting in this sector, although we added to the fund’s exposure here. In particular, we remained underweighted in yield-oriented segments such as REITs. We also maintained a negligible allocation to the utilities sector. In our view, valuations in REITs and utilities appeared stretched and poised for compression as the U.S. Federal Reserve prepares to begin raising short-term interest rates- likely sometime in 2015. While 2014 was an anomalous year in many ways, with the shares of slow-growing companies performing well due to falling interest rates, we think 2015 could be a better year for GARP (growth at a reasonable price) stocks if the U.S. economic recovery continues to gain traction. Finally, we remain committed to a disciplined investment process in pursuit of strong long-term results for our shareholders.

LVIP VIP Mid Cap RPM Portfolio–1

LVIP VIP Mid Cap RPM Portfolio

2014 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP VIP Mid Cap RPM Portfolio shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/14, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,380 for the Standard Class shares and to $10,356 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have increased to $10,822. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/14

Standard Class Shares

Inception (5/1/14)	+ 3.80%

Service Class Shares

Inception (5/1/14)	+ 3.56%

[1]	The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP VIP Mid Cap RPM Portfolio–2

LVIP VIP Mid Cap RPM Portfolio

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2014 to December 31, 2014

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period 7/1/14 to 12/31/14*

Actual
Standard Class Shares	$1,000.00	$988.20	0.10%	$0.50
Service Class Shares	1,000.00	986.50	0.45%	2.25

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP VIP Mid Cap RPM Portfolio–3

LVIP VIP Mid Cap RPM Portfolio

Security Type/Sector Allocation (unaudited)

As of December 31, 2014

Percentage
Security Type/Sector	of Net Assets

Investment Companies	99.88%

Equity Fund	93.62%
Money Market Fund	6.26%

Total Value of Securities	99.88%

Receivables and Other Assets Net of Liabilities	0.12%

Total Net Assets	100.00%

LVIP VIP Mid Cap RPM Portfolio–4

LVIP VIP Mid Cap RPM Portfolio

Statement of Net Assets

December 31, 2014

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.88%
Equity Fund–93.62%
XFidelity® Variable Life Insurance Products–Fidelity VIP Mid Cap Portfolio	312,253	$11,765,710

		11,765,710

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–6.26%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares	786,928	$786,928

		786,928

Total Investment Companies (Cost $12,269,005)		12,552,638

TOTAL VALUE OF SECURITIES–99.88% (Cost $12,269,005)	12,552,638
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	14,531

NET ASSETS APPLICABLE TO 1,223,059 SHARES OUTSTANDING–100.00%	$12,567,169

NET ASSET VALUE–LVIP VIP MID CAP RPM PORTFOLIO STANDARD CLASS ($597,559 / 58,162 Shares)	$10.274
NET ASSET VALUE–LVIP VIP MID CAP RPM PORTFOLIO SERVICE CLASS ($11,969,610 / 1,164,897 Shares)	$10.275

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2014:
Shares of beneficial interest (unlimited authorization–no par)	$12,503,912
Undistributed net investment income	530
Accumulated net realized loss on investments	(211,944)
Net unrealized appreciation of investments and derivatives	274,671

Total net assets	$12,567,169

«	Includes $26,407 cash pledged as collateral for futures contracts, $3,168 payable for investment companies shares purchased and $356 payable for fund shares redeemed as of December 31, 2014.

X	Initial Class.

The following futures contracts were outstanding at December 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(3) E-mini S&P 500 Index	$(298,898)	$(307,860)	3/24/15	$(8,962)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Mid Cap RPM Portfolio–5

LVIP VIP Mid Cap RPM Portfolio

Statement of Operations

May 1, 2014* to December 31, 2014

INVESTMENT INCOME:
Dividends from investment companies	$29,496

EXPENSES:
Management fees	25,949
Accounting and administration expenses	21,330
Professional fees	18,685
Distribution fees-Service Class	11,821
Reports and statements to shareholders	2,285
Custodian fees	446
Pricing fees	40
Trustees’ fees and expenses	25
Consulting fees	6
Other	3

80,590
Less management fees waived	(24,069)
Less expenses reimbursed	(40,940)

Total operating expenses	15,581

NET INVESTMENT INCOME	13,915

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	87,433
Sale of investments in investment companies	2,136
Futures contracts	(215,598)

Net realized loss	(126,029)

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	283,633
Futures contracts	(8,962)

Net change in unrealized appreciation (depreciation)	274,671

NET REALIZED AND UNREALIZED GAIN	148,642

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$162,557

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Mid Cap RPM Portfolio

Statement of Changes in Net Assets

5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,915
Net realized loss	(126,029)
Net change in unrealized appreciation (depreciation)	274,671

Net increase in net assets resulting from operations	162,557

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,153)
Service Class	(94,437)

(100,590)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	719,449
Service Class	13,711,283
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,153
Service Class	94,437

14,531,322

Cost of shares redeemed:
Standard Class	(122,406)
Service Class	(1,903,714)

(2,026,120)

Increase in net assets derived from capital share transactions	12,505,202

NET INCREASE IN NET ASSETS	12,567,169
NET ASSETS:
Beginning of period	—

End of period	$12,567,169

Undistributed net investment income	$530

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Mid Cap RPM Portfolio–6

LVIP VIP Mid Cap RPM Portfolio

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP VIP Mid Cap RPM Portfolio
	Standard Class	Service Class
	5/1/14[1] to 12/31/14	5/1/14[1] to 12/31/14
Net asset value, beginning of period	$ 10.000	$ 10.000

Income from investment operations:
Net investment income[2]	0.047	0.023
Net realized and unrealized gain	0.334	0.334
Total from investment operations	0.381	0.357

Less dividends and distributions from:
Net investment income	(0.107)	(0.082)
Total dividends and distributions	(0.107)	(0.082)

Net asset value, end of period	$ 10.274	$ 10.275

Total return[3]	3.80%	3.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 597	$ 11,970
Ratio of expenses to average net assets[4]	0.10%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.81%	2.16%
Ratio of net investment income to average net assets	0.68%	0.33%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(1.03% )	(1.38% )
Portfolio turnover	22%	22%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Mid Cap RPM Portfolio–7

LVIP VIP Mid Cap RPM Portfolio

Notes to Financial Statements

December 31, 2014

Lincoln Variable Insurance Products Trust (the Trust) is organized as a Delaware statutory trust and consists of 85 series (Series). Each series is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP VIP Mid Cap RPM Portfolio (Fund). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940 and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY) (collectively, the Companies). The Companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Fidelity® VIP Mid Cap Portfolio (collectively, the Underlying Funds). The Fund is advised by Lincoln Investment Advisors Corporation (LIAC). The Fidelity® VIP Mid Cap Portfolio, which is advised by an unaffiliated adviser, invests at least 80% of its assets in securities of companies with medium market capitalization. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax position expected to be taken on its federal income tax return for the open tax year December 31, 2014, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2014* through December 31, 2014, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The Fund is an investment company in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2014* through December 31, 2014.

* Date of commencement of operations.

LVIP VIP Mid Cap RPM Portfolio–8

LVIP VIP Mid Cap RPM Portfolio

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s risk portfolio management (RPM) volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.69% of the Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.64% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2015, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2014* through December 31, 2014, fees for these administrative and legal services amounted as follows:

Administration fees	$96
Legal fees	28

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $182 for the period May 1, 2014* to December 31, 2014.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (Plan Fee) not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2014, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$5,414
Management fees payable to LIAC	519
Distribution fees payable to LFD	3,431

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

* Date of commencement of operations.

3. Investments

For the period May 1, 2014* through December 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$12,678,613
Sales	1,198,673

At December 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$12,271,003

Aggregate unrealized appreciation	$281,635
Aggregate unrealized depreciation	—

Net unrealized appreciation	$281,635

LVIP VIP Mid Cap RPM Portfolio–9

LVIP VIP Mid Cap RPM Portfolio

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2014:

Level 1
Investment Companies	$12,552,638

Futures Contracts	$(8,962)

There were no Level 3 investments at the end of the period.

During the period May 1, 2014* through December 31, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2014* through December 31, 2014 was as follows:

5/1/14* to 12/31/14
Ordinary income	$100,590

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$12,503,912
Undistributed ordinary income	530
Capital loss carryforwards	(110,708)
Qualified late year capital losses deferred	(108,200)
Unrealized appreciation	281,635

Net assets	$12,567,169

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of qualified late year capital losses, losses due to wash sales and mark-to-market of futures contracts.

LVIP VIP Mid Cap RPM Portfolio–10

LVIP VIP Mid Cap RPM Portfolio

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

Qualified late year capital losses represent losses realized from November 1, 2014 through December 31, 2014, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of disallowed expenses and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2014* through December 31, 2014, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$87,205	$(85,915)	$(1,290)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2014, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)*
Short-Term	Long-Term	Total
$44,251	$66,457	$110,708

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/14* to 12/31/14
Shares sold:
Standard Class	69,305
Service Class	1,338,797
Shares issued upon reinvestment of dividends and distributions:
Standard Class	594
Service Class	9,123
1,417,819
Shares redeemed:
Standard Class	(11,737)
Service Class	(183,023)
(194,760)
Net increase	1,223,059

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these

LVIP VIP Mid Cap RPM Portfolio–11

LVIP VIP Mid Cap RPM Portfolio

Notes to Financial Statements (continued)

7. Derivatives (continued)

instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2014 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(8,962)

The effect of derivative instruments on the Statement of Operations for the period May 1, 2014* through December 31, 2014 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Loss on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(215,598)	$(8,962)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2014* through December 31, 2014. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2014* through December 31, 2014.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$356,403	$514,015

At December 31, 2014, the Fund posted $26,407 cash collateral for futures contracts.

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

In January 26, 2015, the Fund’s Board approved the proposal to change the Fund’s name from the LVIP VIP Mid Cap RPM Portfolio to the LVIP VIP Mid Cap Managed Volatility Portfolio. This name change is expected to take place after the close of business on April 30, 2015.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP VIP Mid Cap RPM Portfolio–12

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP VIP Mid Cap RPM Portfolio

We have audited the accompanying statement of net assets of the LVIP VIP Mid Cap RPM Portfolio (one of the series constituting the Lincoln Variable Insurance Products Trust (the Trust)) as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP VIP Mid Cap RPM Portfolio (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2015

Philadelphia, Pennsylvania

LVIP VIP Mid Cap RPM Portfolio–13

LVIP VIP Mid Cap RPM Portfolio

Other Fund Information (unaudited)

Tax Information

For the period May 1, 2014* through December 31, 2014, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

* Date of commencement of operations.

(A) is based on a percentage of the Fund’s total distributions.

LVIP VIP Mid Cap RPM Portfolio–14

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman since September 2009; President and Trustee since December 2008	President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	91	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	91	Formerly: Director of SPS Commerce (supply chain software provider)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	91	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	91	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	91	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	91	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	91	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	91	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	91	N/A

LVIP VIP Mid Cap RPM Portfolio–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011; Formerly: Second Vice President since May 2006

Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President since June 2011; Chief Accounting Officer since May 2006; Formerly: Second Vice President since 2007	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

LVIP VIP Mid Cap RPM Portfolio–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A

David Weiss[1] One Granite Place, Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011; Formerly: Assistant and Vice President since August 2007	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since May 2007	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*The Trust Complex is comprised of the 85 Series of the Lincoln Variable Insurance Products Trust and the 6 Series of the Lincoln Advisors Trust.

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP VIP Mid Cap RPM Portfolio–17

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas A. Leonard is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designees’ duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $1,797,900 for 2014 and $1,421,300 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $80,700 for 2014 and $67,460 for 2013. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $222,330 for 2014 and $119,830 for 2013.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $294,510 for 2013.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $934,178 for 2014 and $1,099,664 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Lincoln Variable Insurance Products Trust

By (Signature and Title)*	/s/ Daniel R. Hayes
Daniel R. Hayes, President
(principal executive officer)

Date	February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel R. Hayes
Daniel R. Hayes, President
(principal executive officer)

Date	February 18, 2015

By (Signature and Title)*	/s/ William P. Flory, Jr.
William P. Flory, Jr., Chief Accounting Officer
(principal financial officer)

Date	February 24, 2015

*	Print the name and title of each signing officer under his or her signature.